UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Michael D. Mabry Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 595-9111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1).

(b)	Copy of notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

NORTHERN FUNDS EQUITY FUNDS

ANNUAL REPORT

MARCH 31, 2023

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

EQUITY FUNDS

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

22	BENCHMARK INFORMATION

24	STATEMENTS OF ASSETS AND LIABILITIES

28	STATEMENTS OF OPERATIONS

32	STATEMENTS OF CHANGES IN NET ASSETS

38	FINANCIAL HIGHLIGHTS

61	SCHEDULES OF INVESTMENTS

61	ACTIVE M EMERGING MARKETS EQUITY FUND (Ticker Symbol: NMMEX)

66	ACTIVE M INTERNATIONAL EQUITY FUND (Ticker Symbol: NMIEX)

74	EMERGING MARKETS EQUITY INDEX FUND (Ticker Symbol: NOEMX)

98	GLOBAL REAL ESTATE INDEX FUND (Ticker Symbol: NGREX)

108	GLOBAL SUSTAINABILITY INDEX FUND (Ticker Symbols: Class I: NSRIX, Class K: NSRKX)

119	GLOBAL TACTICAL ASSET ALLOCATION FUND (Ticker Symbol: BBALX)

121	INCOME EQUITY FUND (Ticker Symbol: NOIEX)

125	INTERNATIONAL EQUITY FUND (Ticker Symbol: NOIGX)

130	INTERNATIONAL EQUITY INDEX FUND (Ticker Symbol: NOINX)

142	LARGE CAP CORE FUND (Ticker Symbol: NOLCX)

147	LARGE CAP VALUE FUND (Ticker Symbol: NOLVX)

151	MID CAP INDEX FUND (Ticker Symbol: NOMIX)

159	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND (Ticker Symbol: NMFIX)

162	MULTI-MANAGER GLOBAL REAL ESTATE FUND (Ticker Symbol: NMMGX)

165	NORTHERN ENGAGE360TM FUND (Ticker Symbol: NENGX)

170	SMALL CAP CORE FUND (Ticker Symbols: Class I: NSGRX, Class K: NSCKX)

192	SMALL CAP INDEX FUND (Ticker Symbol: NSIDX)

218	SMALL CAP VALUE FUND (Ticker Symbol: NOSGX)

227	STOCK INDEX FUND (Ticker Symbol: NOSIX)

236	U.S. QUALITY ESG FUND (Ticker Symbols: Class I: NUEIX, Class K: NUESK)

240	NOTES TO THE FINANCIAL STATEMENTS

263	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

265	TAX INFORMATION

267	LIQUIDITY RISK MANAGEMENT PROGRAM

268	FUND EXPENSES

271	TRUSTEES AND OFFICERS

275	INVESTMENT CONSIDERATIONS

280	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust. NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT   1   EQUITY FUNDS

EQUITY FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2023 was challenging for the Active M Emerging Markets Equity Fund (the “Fund”), as it returned -12.09%, while emerging markets, as measured by the Fund’s benchmark, the MSCI Emerging Markets® Index, returned -10.70% for the reporting period. Though China had the largest negative contribution to the Fund’s benchmark, given its heavy weighting in the index at 33%, it outperformed the overall index, falling 4.76%. Chinese stocks benefited from the reopening of its economy as the government reversed its zero-COVID policy and began implementing more supportive policies in specific sectors such as real estate, gaming and information technology. Meanwhile, during the reporting period, markets such as South Korea and Taiwan lagged with the decline in technology stocks, as both markets are heavily comprised of semiconductor-related companies. However, an underweight allocation to Taiwanese information technology also contributed to Fund performance. Other markets with significant drawdowns during the reporting period included Brazil, down 18.68%, and India, down 12.17%. More positive performing markets during the reporting period included Mexico, up 8.55%, due to optimism from the trend to move manufacturing from Asia closer to North America. Turkey had the largest gain, advancing 50% over the reporting period.

An underweight to financials in China, particularly banks, as well as weak stock selection among the Fund’s Chinese real estate and utilities holdings, were primary detractors from the Fund’s performance. Holdings in India also contributed to the Fund’s underperformance for the reporting period. Though stock selection lagged in Mexico, an overweight allocation to its stronger performing market, proved beneficial. In addition, for the Fund, stock selection in Brazil (financials, consumer staples and health care) and South Korea (consumer staples) added value.

Sub-adviser Axiom Investors, LLC (“Axiom”) posted the largest underperformance for the reporting period, partially as a result of their more growth oriented strategy, which was a style headwind as growth stocks underperformed value strategies. Stock selection in China and India also negatively impacted Axiom’s results. Ashmore Investment Management Limited lagged during the reporting period due to weak stock selection in South Korea and Saudi Arabia, as well as having an overweight allocation to Brazil. Westwood Global Investments, LLC’s (“Westwood”) more value oriented investment approach contributed positively. Their strong stock selection within South Korea and South Africa, and real estate exposure in United Arab Emirates helped. Overweight positions in Mexico and Turkey also had a positive impact on Westwood’s results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

ACTIVE M EMERGING MARKETS EQUITY FUND	-12.09%	-1.79%	1.74%

MSCI EMERGING MARKETS® INDEX	-10.70	-0.91	2.00

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.26% and 1.10%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2023 appeared to play out in two halves. During the first six months of the reporting period, the Active M International Equity Fund’s (the “Fund”) benchmark, the MSCI World® ex USA IM Index, returned -22.28%, as markets were dealing with soaring inflation, rising interest rates, gas shortages, lockdowns in China, and the Russia-Ukraine war. In the second half of the reporting period, markets rebounded, rising 24.84%, as a mild winter, slowing inflation and signs from central banks that indicated interest rates may not rise as much as previously expected, led the rally. The Fund’s benchmark finished the reporting period with a return of -3.85%. On a regional basis, Europe performed better than the Pacific region and North America (as represented by Canada). Consumer discretionary, energy and consumer staples were the only sectors to post positive returns, while real estate, materials and financials were the largest drags on the Index. Value and large cap stocks fared better than growth and small cap stocks.

The Fund posted a positive return for the reporting period, returning 0.55% versus -3.85% for its benchmark. The Fund benefitted from both stock selection, and sector and country allocations. Holdings within financials, particularly European banks, did well as did those within consumer discretionary. A slight underweight allocation to real estate and overweight allocation to energy were also additive. An overweight allocation to Europe and underweight allocation to the Pacific region had a positive impact on the Fund’s performance. A non-benchmark allocation to the weaker performing emerging markets detracted from Fund performance, as did stock selection within information technology.

The Fund’s value strategy sub-advisers, Causeway Capital Management, LLC (“Causeway”) and Wellington Management Company, LLP (“Wellington”), were the largest contributors to the Fund’s relative outperformance during the reporting period. In addition to value stocks being in favor, both sub-advisers benefitted from holdings in European banks. Other areas of strength included Causeway’s exposure to aerospace & defense and consumer discretionary, and Wellington’s stock selection within, and sizable overweight to, energy. The Fund’s growth strategy sub-advisers, WCM Investment Management, LLC and Polen Capital Management, LLC, underperformed the Fund’s benchmark overall during the reporting period, which was weighted by performance during the first three quarters of the reporting period. Sub-adviser Victory Capital Management’s international small cap strategy performed well within its asset class, but lagged the Fund’s benchmark for the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

ACTIVE M INTERNATIONAL EQUITY FUND	0.55%	4.39%	4.66%

MSCI WORLD® EX USA IM INDEX	-3.85	3.46	4.99

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.90% and 0.84%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   3   EQUITY FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund (“Fund”) returned -10.30% during the 12-month reporting period ended March 31, 2023, compared with a return of -10.70% for its benchmark, the MSCI Emerging Markets Index. Emerging market equities underperformed their developed market counterparts for the reporting period, as gauged by the -7.02% return of the MSCI World Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fair value pricing of international securities included in the Fund’s portfolio, as well as the impact of foreign exchange differential and dividend withholding taxes.

The reporting period included a challenging macroeconomic backdrop with elevated inflation leading to considerable monetary policy tightening from many global central banks, on top of ongoing risks from the Russia-Ukraine war, and most recently, banking sector stability concerns. Economic growth slowed overall, but showed some resilience with pressures from central bank tightening and higher energy prices, which was offset, to an extent, by solid U.S. labor markets, a milder than expected winter in Europe, and China’s pivot away from its stringent COVID-19 policies.

Consumer staples and energy were the top performing sectors in the Fund’s benchmark, with returns of -0.28% and -3.93%, respectively. The real estate and materials sectors were the worst performers, returning -16.18% and -15.11%, respectively. At the country level, Turkey and the Cayman Islands led performance with returns of 53.29% and 15.79%, respectively. Colombia and the United Arab Emirates were the most notable laggards with returns of -38.36% and -28.43%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

EMERGING MARKETS EQUITY INDEX FUND	-10.30%	-1.46%	1.63%

MSCI EMERGING MARKETS INDEXSM	-10.70	-0.91	2.00

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.27% and 0.15%, respectively, as of the most recent prospectus dated July 29, 2022, as supplemented September 1, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund (the “Fund”) returned -20.74% during the 12-month reporting period ended March 31, 2023, compared with a return of -21.64% for its benchmark, the MSCI® ACWI® IMI Core Real Estate Index. Global real estate equity securities underperformed the broader developed global equity market during the reporting period, as gauged by the -7.02% return of the MSCI World Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fair value pricing of international securities included in the Fund’s portfolio, as well as the impact of foreign exchange differential and dividend withholding taxes.

The reporting period included a challenging macroeconomic backdrop with elevated inflation leading to considerable monetary policy tightening from many global central banks, on top of ongoing risks from the Russia-Ukraine war, and most recently, banking sector stability concerns. Economic growth slowed overall, but showed some resilience with pressures from central bank tightening and higher energy prices, which was offset, to an extent, by solid U.S. labor markets, a milder than expected winter in Europe, and China’s pivot away from its stringent COVID-19 policies.

Within the Fund’s benchmark, Mexico and Malaysia were the best performers at the country level, with returns of 38.40% and 9.18%, respectively. Conversely, Turkey and China were the most notable laggards with returns of -50.39% and -36.37%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

GLOBAL REAL ESTATE INDEX FUND	-20.74%	0.34%	2.43%

MSCI® ACWI® IMI CORE REAL ESTATE INDEX	-21.64	-0.05	2.37

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.48% and 0.47%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   5   EQUITY FUNDS

EQUITY FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund (the “Fund”) (Class I) returned -6.72% during the 12-month reporting period ended March 31, 2023, compared with a return of -7.18% for its benchmark, the MSCI World ESG Leaders Index. Environmental, social and governance (“ESG”) equities underperformed the broad developed market during the reporting period, as gauged by the -7.02% return of the MSCI World Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fair value pricing of international securities included in the Fund’s portfolio, as well as the impact of foreign exchange differential and dividend withholding taxes.

The reporting period included a challenging macroeconomic backdrop with elevated inflation leading to considerable monetary policy tightening from many global central banks, on top of ongoing risks from the Russia-Ukraine war, and most recently, banking sector stability concerns. Economic growth slowed overall, but showed some resilience with pressures from central bank tightening and higher energy prices, which was offset, to an extent, by solid U.S. labor markets, a milder than expected winter in Europe, and China’s pivot away from its stringent COVID-19 policies.

Energy and consumer staples were the top-performing sectors in the benchmark with returns of 8.07% and 2.64%, respectively. The communication services and real estate sectors were the weakest performers, returning -22.58% and -19.08%, respectively. At the country level, Spain and Denmark led performance with returns of 25.07% and 16.70%, respectively. Conversely, Israel and Norway were the most notable laggards with returns of -32.05% and -21.48%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

GLOBAL SUSTAINABILITY INDEX FUND (CLASS I SHARES)[1]	-6.72%	8.46%	8.90%

GLOBAL SUSTAINABILITY INDEX FUND (CLASS K SHARES)[1]	-6.67	8.49	8.92

MSCI WORLD ESG LEADERS INDEXSM	-7.18	8.38	8.79

[1]

Class I shares and Class K shares commenced operations on July 30, 2020. Performance of Class I shares and Class K shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered for the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.29% and 0.29% for Class I shares, and 0.24% and 0.24% for Class K shares, respectively, as of the most recent prospectus dated July 29, 2022.The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (Class I shares)(2)(3)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class I shares commenced operations on July 30, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.

[3] Index returns may not be visible due to high correlation with the Fund’s returns.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Tactical Asset Allocation Fund (the “Fund”) returned -6.27% during the 12-month reporting period ended March 31, 2023, modestly underperforming the -6.14% return of its blended benchmark (Blended Index**). Tactical positioning was the main detractor from Fund performance, but was partially offset by benefits from strategic positioning.

Overall, returns for most asset classes were negative for the reporting period as high inflation and substantial central bank tightening weighed on both equities and fixed income. Returns were negative across each major global equity region, although non-U.S. developed markets (-2.74%) fared better than the U.S. (-8.47%) and emerging markets (-10.70%), as measured by the MSCI World ex USA Index, MSCI US Index, and MSCI Emerging Markets Index, respectively. Investment grade fixed income (as measured by the Bloomberg U.S. Aggregate Bond Index) declined 4.78% with drag from higher interest rates.

The reporting period included a challenging macroeconomic backdrop with elevated inflation leading to considerable monetary policy tightening from many global central banks, on top of ongoing risks from the Russia-Ukraine war, and most recently, banking sector stability concerns. Economic growth slowed overall, but showed some resilience with pressures from central bank tightening and higher energy prices, which was offset, to an extent, by solid U.S. labor markets, a milder than expected winter in Europe, and China’s pivot away from its stringent COVID-19 policies.

The Fund shifted from a moderately overweight risk tactical stance to neutral throughout the reporting period with an ongoing preference for credit relative to interest rate risk. Stronger returns in high-yield fixed income and natural resources versus global equities was the main driver of the strategic positioning benefits. Tactical positioning headwinds were primarily driven by positioning in natural resources, cash and U.S. equities. Underlying investment product performance impacts were modestly negative as certain risk factor exposures (e.g., value and yield) were helpful but offset by less-favorable performance in fixed income.

Northern Trust Investments remains committed to broad global diversification and exposure to risk factors in the Fund’s portfolio that Northern Trust Investments believes have displayed long-term efficacy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

GLOBAL TACTICAL ASSET ALLOCATION FUND	-6.27%	3.22%	4.48%

MSCI ALL COUNTRY WORLD INDEX	-7.44	6.93	8.06

BLOOMBERG U.S. AGGREGATE BOND INDEX	-4.78	0.91	1.36

BLENDED INDEX**	-6.14	4.81	5.57

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.70% and 0.57%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

** The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index.	Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   7   EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Income Equity Fund (the “Fund”) returned -6.78% during the 12-month reporting period ended March 31, 2023, outperforming the -7.73% return of its benchmark, the S&P 500® Index. Equities were negatively impacted as the U.S. Federal Reserve embarked on a series of aggressive rate hikes seeking to bring down elevated levels of inflation. Tightening financial conditions led to slower economic growth, and put pressure on earnings estimates. Markets began to recover in the second half of the reporting period, as inflation pressures eased and expectations for future rate increases moderated. Energy was the best performing sector in the S&P 500® Index as oil prices remained elevated throughout the reporting period. Consumer discretionary and communication services sectors were among the worst performing sectors in the S&P 500® Index, driven by underperformance of several mega-cap growth names.

The Fund invests in high-quality, income-producing stocks, which Northern Trust Investments believes may generate above market returns over time. The Fund’s allocation to high-quality names and exposure to higher dividend yielding securities added to relative performance, as these stocks outperformed the market during the reporting period. Stock selection within the information technology and health care sectors added to performance, while stock selection within the real estate and energy sectors detracted from performance.

Northern Trust Investments continues to focus on identifying high-quality, dividend-paying companies. Northern Trust Investments believes well-managed and highly profitable companies are best positioned for a slowing economic environment. Further, Northern Trust Investments will seek to maintain exposure to companies that exhibit prudent use of shareholder capital, focusing on total return. Despite an ongoing slowdown in earnings, we believe S&P 500® companies will continue to grow dividend payments to meet heightened investor demand for cash flow returns. Northern Trust Investments believes the Fund is well positioned to provide an elevated level of income, generated from a diversified basket of stocks that offer opportunities for long-term capital appreciation.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INCOME EQUITY FUND	-6.78%	9.44%	9.74%

S&P 500® INDEX	-7.73	11.19	12.24

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.67% and 0.49%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Fund (the “Fund”) returned -0.02% during the 12-month reporting period ended March 31, 2023, outperforming the -2.74% return of its benchmark, the MSCI World ex USA Index. Equities were negatively impacted as central banks embarked on a series of aggressive rate hikes seeking to bring down elevated levels of inflation. Tightening financial conditions led to slower economic growth and put pressure on earnings estimates. Markets began to recover in the second half of the reporting period as inflation pressures eased and expectations for future rate increases moderated. Consumer discretionary and energy were the best performing sectors in the MSCI World ex USA Index, the latter supported by oil prices that remained elevated throughout the reporting period. Real estate and materials were among the worst performing sectors in the MSCI World ex USA Index.

Inexpensive stocks outperformed across a majority of the regions and sectors during the reporting period, which explains a significant portion of active returns for the reporting period. The Fund’s high quality posture, particularly its underweight to lower quality stocks, contributed to performance during the reporting period. The Fund’s exposure to price momentum stocks did not meaningfully impact performance. Stock selection was strongest within consumer discretionary and communication services sectors, and weakest among health care and energy sector stocks. From a regional perspective, positive stock selection in North America and Japan was slightly offset by weaker stock selection in the U.K.

Despite the large return dispersions across economic sectors, stock selection accounted for most of the Fund’s relative outperformance, with sector allocation returns being broadly neutral. The Fund invests in attractively valued, high quality stocks with positive sentiment. Northern Trust Investments’ process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment, and quality. By focusing on inexpensive, high quality securities and prudent risk management, Northern Trust Investments believes the Fund could deliver attractive long-term performance. Northern Trust Investments also believes the Fund is positioned to benefit from looking beyond the broad economic data and refocusing on individual company fundamentals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INTERNATIONAL EQUITY FUND	-0.02%	2.13%	3.91%

MSCI WORLD EX USA INDEX	-2.74	3.80	4.91

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.65% and 0.50%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   9   EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund (“Fund”) returned -0.11% during the 12-month reporting period ended March 31, 2023, compared with a return of -1.38% for its benchmark, the MSCI EAFE® Index. Developed international market equities outperformed their U.S. counterparts, as gauged by the -7.73% return of the S&P 500® Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fair value pricing of international securities included in the Fund’s portfolio, as well as the impact of foreign exchange differential and dividend withholding taxes.

The reporting period included a challenging macroeconomic backdrop with elevated inflation leading to considerable monetary policy tightening from many global central banks, on top of ongoing risks from the Russia-Ukraine war, and most recently, banking sector stability concerns. Economic growth slowed overall, but showed some resilience with pressures from central bank tightening and higher energy prices, which was offset to an extent by solid U.S. labor markets, a milder than expected winter in Europe, and China’s pivot away from its stringent COVID-19 policies.

Energy and consumer discretionary were the top performing sectors in the benchmark with returns of 10.31% and 5.48%, respectively. The real estate and communication services sectors were the weakest performers, returning -18.91% and -6.46%, respectively. At the country level, Denmark and Ireland led performance with returns of 14.97% and 12.60%, respectively. Norway and Israel were the most notable laggards with returns of -20.37% and -20.09%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INTERNATIONAL EQUITY INDEX FUND	-0.11%	3.46%	4.94%

MSCI EAFE® INDEX	-1.38	3.52	5.00

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.15% and 0.10%, respectively, as of the most recent prospectus dated July 29, 2022, as supplemented September 1, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with the Fund’s returns.	Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Large Cap Core Fund (the “Fund”) returned -7.00% for the 12-month reporting period ended March 31, 2023, outperforming the -7.73% return of its benchmark, the S&P 500® Index. Equities were negatively impacted as the U.S. Federal Reserve embarked on a series of aggressive interest rate hikes seeking to bring down elevated levels of inflation. Tightening financial conditions led to slower economic growth, and put pressure on corporate earnings estimates. Markets began to recover in the second half of the reporting period, as inflation pressures eased and expectations for future rate increases moderated. Energy was the best performing sector in the S&P 500® Index, as oil prices remained elevated throughout the reporting period. Consumer discretionary and communication services sectors were among the worst performing sectors in the S&P 500® Index, driven by underperformance of several of the largest growth stocks.

The Fund’s exposure to inexpensive stocks contributed to relative performance, as they outperformed the market during the reporting period. The Fund’s higher quality positioning also contributed to performance as lower quality stocks underperformed the benchmark. Stocks with low price change momentum, where the Fund had a modest underweight allocation, significantly outperformed the market, which detracted from performance. Stock selection was strongest within the energy and consumer discretionary sectors, but lagged within the health care sector.

Despite large differences in returns among economic sectors, stock selection accounted for most of the Fund’s relative outperformance, with sector allocation only modestly positive. The Fund invests in attractively valued, high quality stocks. Northern Trust Investments’ process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment, and quality. By focusing on inexpensive, high quality securities and prudent risk management, Northern Trust Investments believes the Fund could deliver attractive long-term performance. We believe the Fund’s focus on high quality securities is positioned to withstand and benefit from a slowing economic environment and volatile markets.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

LARGE CAP CORE FUND	-7.00%	9.67%	11.16%

S&P 500® INDEX	-7.73	11.19	12.24

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.55% and 0.45%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   11   EQUITY FUNDS

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Large Cap Value Fund (the “Fund”) posted a total return of -5.18% for the 12-month reporting period ended March 31, 2023, compared with -5.91% for the Fund’s benchmark, the Russell 1000® Value Index. Equities were negatively impacted as the U.S. Federal Reserve embarked on a series of aggressive rate hikes seeking to bring down elevated levels of inflation. Tightening financial conditions led to slower economic growth, and put pressure on corporate earnings estimates. Markets began to recover in the second half of the reporting period, as inflation pressures eased and expectations for future rate increases moderated. Energy was the best performing sector in the index, as oil prices remained elevated throughout the reporting period. Financials and real estate were the worst performing sectors in the index, driven by underperformance of several banks and office REITs.

During the reporting period, lower quality stocks in the Russell 1000® Value Index, a segment of the index in which the Fund was underweight, lagged the benchmark and so contributed significantly to Fund performance. The Fund’s higher quality positioning explains nearly all of the benchmark relative performance over the reporting period. Stock selection was strongest within the consumer discretionary and energy sectors, but lagged within the real estate sector.

The Fund invests in attractively valued stocks, with strong peer-relative profitability and cash flows. Northern Trust Investments believes that focusing on inexpensive, well-managed, and highly profitable companies, will best position the Fund to deal with a slowing economic environment. Northern Trust Investments believes allocating to this segment of stocks is an effective way to avoid value traps and outperform the benchmark in the near term as well as over the full economic cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

LARGE CAP VALUE FUND	-5.18%	7.77%	8.90%

RUSSELL 1000® VALUE INDEX	-5.91	7.50	9.13

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.80% and 0.57%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund (the “Fund”) returned -5.28% during the 12-month reporting period ended March 31, 2023, compared with a return of -5.12% for its benchmark, the S&P Midcap 400® Index. Mid-cap equities outperformed large cap stocks, as gauged by the -7.73% return of the S&P 500® Index, and small cap stocks, as gauged by the -11.61% return of the Russell 2000® Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to Fund fees and expenses.

The reporting period included a challenging macroeconomic backdrop for U.S. markets with elevated inflation leading to considerable monetary policy tightening from many global central banks, on top of ongoing risks from the Russia-Ukraine war, and most recently, banking sector stability concerns. Economic growth slowed overall, but showed some resilience with pressures from central bank tightening and higher energy prices offset to an extent by solid U.S. labor markets, a milder than expected winter in Europe, and China’s pivot away from its stringent COVID-19 policies. Despite posting positive returns for the second and third quarters of the reporting period, U.S. Mid Cap stocks finished the reporting period with negative returns after increased levels of volatility in the first half of the reporting period.

Consumer staples and industrials were the top-performing sectors in the S&P Midcap 400® Index with returns of 5.74% and 3.61%, respectively. The real estate and communication services sectors were the most notable laggards, returning -25.98% and -13.64%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

MID CAP INDEX FUND	-5.28%	7.51%	9.63%

S&P MIDCAP 400® INDEX	-5.12	7.67	9.80

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.15% and 0.10%, respectively, as of the most recent prospectus dated July 29, 2022, as supplemented September 1, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with the Fund’s returns.	Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   13   EQUITY FUNDS

EQUITY FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Global Listed Infrastructure Fund’s (the “Fund”) return of -4.43% modestly underperformed the -4.25% return of its benchmark, the S&P Global Infrastructure® Index for the 12-month reporting period ended March 31, 2023. For the reporting period, the global listed infrastructure market as measured by the S&P Global Infrastructure® Index outperformed the broader global equity market as gauged by the -7.44% return of the MSCI ACWI Index during the reporting period. The only segment within the S&P Global Infrastructure® Index to post a positive return was transportation, driven by a strong rebound in airports. Both energy and utilities underperformed the broader market during the reporting period. Within utilities, the multi-utilities and water utilities industries were laggards to performance. The emerging markets region was the largest contributor to benchmark performance for the reporting period, followed by Japan. Canada, the U.K. and the U.S. underperformed the broader market in the reporting period.

The Fund’s sector and regional allocations were positive during the reporting period, while weak stock selection in some sectors and industries offset this contribution to relative performance. The Fund benefitted from strong stock selection within the utilities sector, and an underweight position in the energy sector. Weak stock selection in the airport industry detracted from performance during the reporting period. Regionally, underweight allocations in Canada and Europe ex-U.K. were positive contributors, while stock selection in the U.S. detracted from performance. An underweight position to, and stock selection within, emerging markets detracted from relative performance.

Sub-adviser Lazard Asset Management, LLC outperformed the Fund’s benchmark over the reporting period, due to an underweight position in energy and strong stock selection in utilities. An out-of-benchmark exposure to railroads also contributed to relative performance. Weak stock selection in transportation partially offset strong relative performance. Similarly, sub-adviser KBI Global Investors (North America), Ltd. outperformed over the reporting period due to strong stock selection in utilities and an underweight allocation to the energy sector. Social infrastructure positions were a detractor from performance over the reporting period. Sub-adviser First Sentier Investors (Australia) IM Ltd. benefited from an underweight position in energy and strong stock selection within the sector. Transportation was a detractor from performance, specifically due to an underweight position in airports.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	-4.43%	4.43%	6.09%

S&P GLOBAL INFRASTRUCTURE® INDEX (NET DIVIDEND RETURN)	-4.25	4.97	5.47

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.97% and 0.96%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Global Real Estate Fund’s (the “Fund”) return of -19.64% outperformed the -21.40% return of its benchmark, the FTSE® EPRA®/NAREIT® Developed® Index for the 12-month reporting period ended March 31, 2023. Retail and data centers were the relatively better performing sectors in the Fund’s benchmark for the reporting period, as were markets in Hong Kong, Singapore, and Japan. The office, residential, and health care sectors lagged within the Fund’s benchmark, as did Western Europe and the United Kingdom.

Stock selection in the United States was the main contributor to the relative outperformance, with stock selection and an under-allocation to the office sector also contributing substantially. Poor stock selection in Hong Kong and an overweight to Germany detracted from performance during the reporting period, as did an underweight to retail and data centers.

Sub-adviser Massachusetts Financial Services Company outperformed the benchmark, and added significant value through stock selection in industrials and an underweight position in the office sector. Sub-adviser Janus Henderson Investors US, LLC outperformed the benchmark as well, adding value through an underweight position in the office sector, as well as stock selection in the United States, particularly in office and self-storage.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

MULTI-MANAGER GLOBAL REAL ESTATE FUND	-19.64%	2.56%	3.09%

FTSE® EPRA®/NAREIT® DEVELOPED® INDEX	-21.40	0.85	2.46

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.00% and 0.91%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   15   EQUITY FUNDS

EQUITY FUNDS

NORTHERN ENGAGE360TM FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Northern Engage360TM Fund (the “Fund”) returned -7.06% in the 12-month reporting period through March 31, 2023, outperforming its benchmark, the MSCI ACWI Index which returned -7.44%. The U.S. market, as measured by the S&P 500® Index, fell by -7.73%, international developed markets as measured by the MSCI EAFE Index declined by -1.38%, and emerging markets as measured by the MSCI Emerging Markets Index returned -10.70%. From a style perspective, value investments outpaced growth investments over the reporting period, with the MSCI ACWI Value Index declining -5.50% versus -10.02% for the MSCI ACWI Growth Index, and large cap outperformed small cap companies with the MSCI ACWI Large Cap Index declining -7.09% versus the MSCI ACWI Small Cap Index return of -9.57%.

Sector allocation contributed positively to performance, outweighing the effects of negative stock selection. The Fund specifically benefitted from an overweight allocation to the industrials sector, an underweight allocation to the communication services sector, and holding a small cash position. From a factor-based attribution perspective, positive stock selection outweighed negative style headwinds, primarily due to the Fund’s slightly higher market sensitivity exposure.

In terms of the sub-advisers’ impact to the Fund’s performance, Boston Common Asset Management, LLC (“Boston Common”) and Aristotle Capital Management, LLC (“Aristotle”) added to performance over the reporting period, while Mar Vista Investment Partners, LLC (“Mar Vista”) and ARK Investment Management, LLC (“ARK”) detracted from performance. Sub-advisers EARNEST Partners, LLC and Ariel Investments, LLC did not have a significant impact on Fund returns. Boston Common and Aristotle benefitted from positive stock selection and country positioning. Mar Vista detracted from performance primarily due to its U.S. exposure and negative stock selection in financials. ARK detracted the most from performance primarily due to negative stock selection in information technology, healthcare, and communication services. ARK was removed as a sub-adviser to the Fund during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 11/20/17

NORTHERN ENGAGE360TM FUND	-7.06%	13.33%	5.19%	5.18%

MSCI ACWI INDEX	-7.44	15.36	6.93	6.91

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.77% and 0.71%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2023, the Small Cap Core Fund (Class I) (the “Fund”) returned -8.18%, outperforming its benchmark, the Russell 2000® Index, which had a return of -11.61%. Equities were negatively impacted as the U.S. Federal Reserve embarked on a series of aggressive rate hikes seeking to bring down elevated levels of inflation. Tightening financial conditions led to slower economic growth, and put pressure on earnings estimates. In the beginning of calendar year 2023, markets began to recover as inflation pressures eased and expectations for future rate increases moderated.

Energy was the best performing sector in the benchmark followed closely by consumer staples (both up approximately 3.9%), which were the only two sectors with positive returns. The sectors with the most negative returns during the reporting period were communication services and real estate (down approximately 32% and 24%, respectively). Despite these wide sector return differences, stock selection, rather than sector selection, accounted for the majority of the Fund’s relative outperformance, as intended. Stock selection was positive in all sectors, except within consumer staples, where weaker results among personal products stocks led to a modest negative impact on performance. Stock selection was particularly strong in the industrials and technology sectors where our avoidance of lower quality companies was well rewarded. Stocks with higher volatility and lower profitability underperformed during the reporting period, helping the Fund’s performance, as these characteristics are typically underweighted by our stock selection process. However, several periods during the year saw rebounds of these higher risk segments in which the Fund was underweight, particularly at the start of the calendar year, reducing the Fund’s relative outperformance. The smallest capitalization segment in the benchmark (companies less than $350 million capitalization) under-performed, and despite the Fund’s overweight exposure to this segment, strong selection within the segment added to performance.

Northern Trust Investments will continue to maintain our focus on higher quality companies. Further, Northern Trust Investments will continue to seek diverse exposure to domestic small-cap stocks, across the economic sectors represented within the Russell 2000® Index, including those within the smallest segments of the market, while maintaining a disciplined process to seek to manage active risk and transaction costs.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

SMALL CAP CORE FUND (CLASS I SHARES)[1]	-8.18%	5.68%	8.48%

SMALL CAP CORE FUND (CLASS K SHARES)[1]	-8.08	5.74	8.51

RUSSELL 2000® INDEX	-11.61	4.71	8.04

[1]

Class I shares and Class K shares commenced operations on July 30, 2020. Performance of Class I shares and Class K shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered for the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.67% and 0.62% for Class I shares, and 0.57% and 0.52% for Class K shares, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (Class I shares)(2)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class I shares commenced operations on July 30, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.
Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   17   EQUITY FUNDS

EQUITY FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned -11.68% during the 12- month reporting period ended March 31, 2023, versus a return of -11.61% for its benchmark, the Russell 2000® Index. Small-cap equities underperformed both large-cap equities as gauged by the -7.73% return of the S&P 500® Index, and mid-cap equities as gauged by the -5.12% return of the S&P Midcap 400® Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to Fund fees and expenses.

The reporting period included a challenging macroeconomic backdrop with elevated inflation leading to considerable tightening from many global central banks, on top of ongoing risks from the Russia-Ukraine war, and most recently, banking sector stability concerns. Economic growth slowed overall, but showed some resilience with pressures from central bank tightening and higher energy prices, which was offset, to an extent, by solid U.S. labor markets, a milder than expected winter in Europe, and China’s pivot away from its stringent COVID-19 policies. Despite posting positive returns for the second and third quarters of the reporting period, U.S. Small Cap stocks finished the reporting period with negative returns after increased levels of volatility in the first half of the reporting period.

For the reporting period, consumer staples and energy were the top-performing sectors in the Russell 2000® Index with returns of 4.02% and 3.65%, respectively. The communication services and real estate sectors were the biggest laggards, returning -30.97% and -25.02%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

SMALL CAP INDEX FUND	-11.68%	4.52%	7.87%

RUSSELL 2000® INDEX	-11.61	4.71	8.04

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.15% and 0.10%, respectively, as of the most recent prospectus dated July 29, 2022, as supplemented September 1, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with Fund’s returns.
Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2023, the Small Cap Value Fund returned -7.50%, outperforming its benchmark, the Russell 2000® Value Index, which had a return of -12.96%. Equities were negatively impacted as the U.S. Federal Reserve embarked on a series of aggressive rate hikes seeking to bring down elevated levels of inflation. Tightening financial conditions led to slower economic growth and put pressure on earnings estimates. In the beginning of calendar year 2023, markets began to recover as inflation pressures eased and expectations for future rate increases moderated.

Energy was the best performing sector over the reporting period, and the only one to have a positive return in the benchmark. Communications, health care and real estate were the worst performing index sectors. Consistent with the Fund’s investment strategy, stock selection, rather than sector selection, accounted for the majority of the Fund’s relative outperformance. Stock selection was strong within industrials, technology and financials, where lower rated stocks (as defined by our proprietary stock selection models) meaningfully underperformed. Weaker picks in the health care sector resulted in the only detracting stock selection results. Overall, our proprietary stock selection model contributed to relative outperformance, including within the banking industry during the regional bank turmoil in the first quarter of 2023. Model performance was less successful within energy, where strong performance across the sector lifted lower rated stocks more after several years of lagging returns. Performance of less profitable stocks (those without reported earnings, low return on equity, or low net profit margins) as well as more volatile stocks, lagged during the reporting period, despite a rebound for these characteristics at the start of the calendar year 2023.

Consistent with Northern Trust Investments’ long-term approach, Northern Trust Investments continues to seek reasonably priced, but more profitable, small-company stocks, and avoid lower quality companies. Northern Trust Investments continues to apply a disciplined investment strategy, seeking to balance return, risk, and transaction costs, to achieve the Fund’s investment objective.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

SMALL CAP VALUE FUND	-7.50%	3.84%	7.06%

RUSSELL 2000® VALUE INDEX	-12.96	4.55	7.22

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.15% and 1.00%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   19   EQUITY FUNDS

EQUITY FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned -7.82% during the 12-month reporting period ended March 31, 2023, versus a return of -7.73% for its benchmark, the S&P 500® Index. Large-cap stocks as measured by the S&P 500® Index underperformed mid-cap stocks, as gauged by the -5.12% return of the S&P Midcap 400® Index, and outperformed small caps, as gauged by the -11.61% return of the Russell 2000® Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to Fund fees and expenses.

The reporting period included a challenging macroeconomic backdrop with elevated inflation leading to considerable monetary policy tightening from many global central banks, on top of ongoing risks from the Russia-Ukraine war, and most recently, banking sector stability concerns. Economic growth slowed overall, but showed some resilience with pressures from central bank tightening and higher energy prices, which was offset, to an extent, by solid U.S. labor markets, a milder than expected winter in Europe, and China’s pivot away from its stringent COVID-19 policies. Despite posting positive returns for the second and third quarters of the reporting period, U.S. Large Cap stocks finished the reporting period with negative returns after increased levels of volatility in the first half of the reporting period.

For the reporting period, energy and consumer staples were the top-performing sectors in the S&P 500® Index with returns of 13.63% and 0.15%, respectively. The consumer discretionary and real estate sectors were the biggest laggards, returning -19.95% and -19.87%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

STOCK INDEX FUND	-7.82%	11.07%	12.12%

S&P 500® INDEX	-7.73	11.19	12.24

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.09% and 0.05%, respectively, as of the most recent prospectus dated July 29, 2022, as supplemented September 1, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with the Fund’s returns.	Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

EQUITY FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

U.S. QUALITY ESG FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Quality ESG Fund (Class K) (the “Fund”) returned -7.70% for the 12-month reporting period ended March 31, 2023, outperforming the Fund’s benchmark index, the Russell 1000® Index, which had a return of -8.39%. Equities were negatively impacted as the U.S. Federal Reserve (the “Fed”) embarked on a series of aggressive rate hikes seeking to bring down elevated levels of inflation. Tightening financial conditions led to slower economic growth and put pressure on earnings estimates. Markets began to recover in the second half of the reporting period, as inflation pressures eased and expectations for future rate increases moderated. Energy was the best performing sector in the Russell 1000® Index, as oil prices remained elevated throughout the reporting period. Consumer discretionary and communication services sectors were among the worst performing in the Russell 1000® Index, driven by underperformance of several mega-cap growth names.

The Fund invests in high quality companies that Northern Trust Investments believes have favorable environmental, social, and governance (“ESG”) characteristics, a category Northern Trust Investments believes to have the potential to generate above-average returns over time. Stocks with these characteristics generally outperformed over the reporting period, benefiting the Fund. On the other hand, a modest underweight in the energy sector detracted from relative returns. As mentioned, equities were negatively impacted on an absolute basis as the Fed implemented a series of rate hikes.

The Fund will continue to invest in what Northern Trust Investments believes meets its proprietary financial quality methodology as well as certain criteria for ESG factors. Northern Trust Investments believes incorporating both a financial lens and a non-financial lens of ESG content into the portfolio construction process is well suited to helping us achieve the Fund’s goal of long-term capital appreciation.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 10/02/17

U.S. QUALITY ESG FUND (CLASS K SHARES)[1]	-7.70%	19.02%	11.41%	11.35%

U.S. QUALITY ESG FUND (CLASS I SHARES)[1]	-7.79	18.92	11.35	11.30

RUSSELL 1000® INDEX	-8.39	18.55	10.87	10.91

[1]

Class K shares commenced operations on July 30, 2020. Class I shares commenced operations on August 21, 2020. Performance of Class K shares and Class I shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered for the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.44% and 0.39% for Class K shares, and 0.54% and 0.49% for Class I shares, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (Class K shares)(2)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class K shares commenced operations on July 30, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.
Information about Benchmarks and Investment Considerations can be found on pages 22 to 23 and 275 to 277.

NORTHERN FUNDS ANNUAL REPORT   21   EQUITY FUNDS

EQUITY FUNDS

BENCHMARK INFORMATION

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The FTSE® EPRA®/NAREIT® Developed® Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The MSCI All Country World Index (“MSCI ACWI”) captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,888 constituents, as of March 31, 2023, the MSCI ACWI covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI® ACWI® IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries engaged in the ownership, development and management of specific core property type real estate, as determined by the index provider. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties.

The MSCI ACWI Large Cap Index captures large cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 1,357 constituents, as of March 31, 2023 the MSCI ACWI Large Cap index covers about 70% of the free float-adjusted market capitalization in each country.

The MSCI ACWI Small Cap Index captures small cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 6,256 constituents, as of March 31, 2023, the MSCI ACWI Small Cap index covers about 14% of the free float-adjusted market capitalization in each country.

The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 25 Emerging Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE® Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada as determined by the index provider. With 795 constituents as of March 31, 2023, the MSCI EAFE® Index covers approximately 85% of the free float adjusted market capitalization in each country.

The MSCI Emerging Markets® Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries, as determined by the index provider. With 1,379 constituents and market capitalizations ranging from $118.5 million to $431.2 billion, as of March 31, 2023, the MSCI Emerging Markets® Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 626 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,509 constituents, as of March 31, 2023, the MSCI World index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ESG Leaders IndexSM is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. The MSCI World ESG Leaders Index is a member of the MSCI ESG Leaders Index series and is constructed by aggregating the following regional indexes: MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries. Constituent selection is based on data from MSCI ESG Research.

EQUITY FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

(UNAUDITED)

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 883 constituents as of March 31, 2023, the MSCI World® Ex USA Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World® ex USA IM Index captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries, as determined by the index provider—excluding the US. With 3,375 constituents as of March 31, 2023, the MSCI World® ex USA IM Index covers approximately 99% of the free float-adjusted market capitalization in each country.

The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 93% of the Russell 3000® Index. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

The Russell 1000® Value Index measures the performance of the large cap value segment of the US equity universe. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index, as of the most recent reconstitution. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2000® Value Index measures the performance of the small cap value segment of the US equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a free float-adjusted market capitalization index and is a widely recognized measure of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization. As of March 31, 2023, the approximate market capitalization of the companies in the S&P 500® Index was between approximately $2.59 billion and $2.61 trillion.

The S&P MidCap 400® Index is a free float-adjusted market capitalization weighted index, which is distinct from the large-cap S&P 500® Index, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. As of March 31, 2023, the approximate market capitalization of the companies in the S&P Mid Cap 400® Index was between approximately $1.14 billion to $16 billion.

The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: Utilities, Transportation, and Energy.

NORTHERN FUNDS ANNUAL REPORT   23   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$169,759	$457,156	$1,455,939		$980,607
Investments in affiliates, at value	3,597	19,399	47,001		8,972
Cash held at broker	—	—	4,006	(1)	1,893	(1)
Foreign currencies held at broker, at value	—	—	—		183	(2)
Foreign currencies, at value	192	473	9,174		4,233
Interest income receivable	—	9	—		—
Dividend income receivable	544	1,488	4,563		4,370
Receivable for capital gains tax	270	—	154		1
Receivable for foreign tax reclaims	37	1,607	124		647
Receivable for securities sold	833	175	—		—
Receivable for variation margin on futures contracts	—	57	1		223
Receivable for fund shares sold	22	—	483		337
Receivable from investment adviser	1	9	36		10
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—		5
Prepaid and other assets	3	10	18		4

Total Assets	175,258	480,383	1,521,499		1,001,485
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	—	—	68		86
Payable for securities purchased	1,672	637	1		121
Payable for variation margin on futures contracts	—	16	156		19
Payable for fund shares redeemed	85	402	1,344		2,055
Payable to affiliates:
Management fees	50	73	40		75
Custody fees	34	19	70		33
Shareholder servicing fees	5	3	31		21
Transfer agent fees	6	15	46		32
Accrued Trustee fees	2	2	7		6
Outstanding options written, at value (premiums received $(19))	—	—	—		—
Deferred foreign capital gains tax payable	—	10	4,410		75
Accrued other liabilities	97	28	125		52

Total Liabilities	1,951	1,205	6,298		2,575

Net Assets	$173,307	$479,178	$1,515,201		$998,910
ANALYSIS OF NET ASSETS:
Capital stock	$190,776	$391,277	$1,564,686		$1,015,444
Distributable earnings (loss)	(17,469)	87,901	(49,485)		(16,534)

Net Assets	$173,307	$479,178	$1,515,201		$998,910
Net Assets:
Shares	$173,307	$479,178	$1,515,201		$998,910
Class K	—	—	—		—
Class I	—	—	—		—
Total Shares Outstanding ($.001 par value, unlimited authorization):
Shares	12,936	42,257	142,413		111,371
Class K	—	—	—		—
Class I	—	—	—		—
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$13.40	$11.34	$10.64		$8.97
Class K	—	—	—		—
Class I	—	—	—		—
Investments, at cost	$153,617	$368,364	$1,077,530		$792,554
Investments in affiliates, at cost	3,597	19,399	47,001		8,972
Foreign currencies held at broker, at cost	—	—	—		184
Foreign currencies, at cost	191	481	9,042		4,164

(1)	Includes restricted cash held at broker of $2,026, $755, $1,299 and $4, respectively.
(2)	Includes restricted foreign currencies held at broker of $122, $705, $243 and $4,349, respectively.

See Notes to the Financial Statements.

EQUITY FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

GLOBAL SUSTAINABILITY INDEX FUND		GLOBAL TACTICAL ASSET ALLOCATION FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND		INTERNATIONAL EQUITY INDEX FUND		LARGE CAP CORE FUND

$1,490,049		$22,057	$136,867	$120,071		$4,413,022		$240,756
22,522		80,004	1,520	1,249		6,457		1,908
2,419	(1)	—	—	4	(1)	115		—
1,694	(2)	—	—	346	(2)	6,392	(2)	—
2,576		—	—	1,209		17,260		—
—		—	—	—		—		—
2,813		1	204	599		19,005		152
—		—	—	—		—		—
1,236		—	—	566		17,385		—
—		—	—	—		8		—
363		—	26	27		411		26
6,378		—	6	60		1,035		5
3		3	4	—		108		4
174		—	—	—		463		—
7		3	6	6		5		4

1,530,234		102,068	138,633	124,137		4,481,666		242,855

81		—	—	—		22		—
90		—	—	—		—		—
—		—	—	—		—		—
626		191	16	22		1,445		168

52		5	12	11		75		20
9		—	2	4		42		3
61		9	11	4		40		13
46		3	4	4		136		7
3		4	4	9		16		16
—		—	20	—		—		—
—		—	—	—		—		—
37		21	21	21		84		22

1,005		233	90	75		1,860		249

$1,529,229		$101,835	$138,543	$124,062		$4,479,806		$242,606

$1,252,126		$104,274	$97,260	$160,506		$3,779,978		$161,976
277,103		(2,439)	41,283	(36,444)		699,828		80,630

$1,529,229		$101,835	$138,543	$124,062		$4,479,806		$242,606

—		101,835	138,543	124,062		4,479,806		242,606
736,028		—	—	—		—		—
793,201		—	—	—		—		—

—		8,541	10,449	13,175		341,100		10,650
41,075		—	—	—		—		—
44,287		—	—	—		—		—

—		11.92	13.26	9.42		13.13		22.78
17.92		—	—	—		—		—
17.91		—	—	—		—		—
$1,186,386		$23,636	$97,835	$111,858		$2,916,207		$163,188
22,476		77,579	1,520	1,249		6,457		1,908
1,668		—	—	340		6,201		—
2,567		—	—	1,196		17,157		—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   25   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES continued

Amounts in thousands, except per share data	LARGE CAP VALUE FUND	MID CAP INDEX FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
ASSETS:
Investments, at value	$58,672	$1,966,322	$955,445	$115,956
Investments in affiliates, at value	314	30,202	27,995	4,738
Foreign currencies, at value	—	—	848	22
Dividend income receivable	46	2,466	1,616	447
Receivable for foreign tax reclaims	—	—	1,341	61
Receivable for securities sold	—	—	2,990	—
Receivable for variation margin on futures contracts	4	623	140	—
Receivable for fund shares sold	7	659	860	—
Receivable from investment adviser	2	30	29	5
Prepaid and other assets	4	4	3	3

Total Assets	59,049	2,000,306	991,267	121,232
LIABILITIES:
Payable for securities purchased	—	—	3,325	5
Payable for variation margin on futures contracts	—	—	—	—
Payable for fund shares redeemed	1	548	194	—
Payable to affiliates:
Management fees	6	33	167	20
Custody fees	3	15	14	2
Shareholder servicing fees	3	45	29	4
Transfer agent fees	2	62	31	4
Accrued Trustee fees	6	6	2	2
Accrued other liabilities	21	46	29	22

Total Liabilities	42	755	3,791	59

Net Assets	$59,007	$1,999,551	$987,476	$121,173
ANALYSIS OF NET ASSETS:
Capital stock	$55,784	$1,402,628	$948,795	$123,736
Distributable earnings (loss)	3,223	596,923	38,681	(2,563)

Net Assets	$59,007	$1,999,551	$987,476	$121,173
Net Assets:
Shares	$59,007	$1,999,551	$987,476	$121,173
Class K	—	—	—	—
Class I	—	—	—	—
Total Shares Outstanding ($.001 par value, unlimited authorization):
Shares	3,172	103,975	82,539	12,099
Class K	—	—	—	—
Class I	—	—	—	—
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$18.61	$19.23	$11.96	$10.02
Class K	—	—	—	—
Class I	—	—	—	—
Investments, at cost	$56,196	$1,400,113	$925,269	$112,584
Investments in affiliates, at cost	314	30,202	27,995	4,738
Foreign currencies, at cost	—	—	811	22

See Notes to the Financial Statements.

EQUITY FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

NORTHERN ENGAGE360TM FUND	SMALL CAP CORE FUND	SMALL CAP INDEX FUND	SMALL CAP VALUE FUND	STOCK INDEX FUND	U.S. QUALITY ESG FUND

$223,966	$413,485	$1,158,112	$1,540,770	$10,632,425	$390,270

9,496	20,078	3,475	75,543	91,012	8,063

347	—	—	—	—	—

377	480	1,240	2,347	7,984	283

332	—	—	—	—	—

42	—	505	—	—	—

34	409	187	1,465	1,334	139

—	115	124	670	817	103

3	6	25	73	119	3

3	7	15	9	9	6

234,600	434,580	1,163,683	1,620,877	10,733,700	398,867

85	—	—	—	—	4,704
2	—	48	—	30	63
—	74	403	2,362	3,166	18

30	38	20	288	80	25

7	3	33	12	66	2

—	31	19	407	81	2

7	13	36	51	325	11

—	4	6	11	25	—

28	25	41	76	146	24

159	188	606	3,207	3,919	4,849

$234,441	$434,392	$1,163,077	$1,617,670	$10,729,781	$394,018

$235,411	$279,536	$921,793	$968,728	$3,494,326	$365,146
(970)	154,856	241,284	648,942	7,235,455	28,872

$234,441	$434,392	$1,163,077	$1,617,670	$10,729,781	$394,018

234,441	—	1,163,077	1,617,670	10,729,781	—
—	240,538	—	—	—	375,837
—	193,854	—	—	—	18,181

24,561	—	97,261	89,381	245,594	—
—	9,470	—	—	—	24,562
—	7,641	—	—	—	1,190

9.55	—	11.96	18.10	43.69	—
—	25.40	—	—	—	15.30
—	25.37	—	—	—	15.28

$206,524	$273,441	$878,355	$916,300	$3,450,563	$337,685
9,496	20,078	3,475	75,543	88,716	8,063
336	—	—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   27   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND		EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:

Dividend income	$4,914	(1)	$11,431	(1)	$46,582	(1)	$40,042	(1)

Non-cash dividend income	325		—		3,612		—

Dividend income from investments in affiliates	134		405		920		310

Interest income (Note 6)	83		106		75		33

Total Investment Income	5,456		11,942		51,189		40,385
EXPENSES:

Management fees	2,316		3,906		2,665		4,699

Custody fees	271		174		1,430		244

Transfer agent fees	83		183		594		452

Registration fees	22		21		33		22

Printing fees	12		23		61		45

Professional fees	8		39		67		49

Shareholder servicing fees (Shares)	56		22		207		162

Shareholder servicing fees (Class I)	—		—		—		—

Trustee fees	7		7		21		14

Interest expense	—		—		1		—

Other	4		44		32		36

Total Expenses	2,779		4,419		5,111		5,723

Less expenses reimbursed by investment adviser	(412)		(383)		(1,737)		(150)

Net Expenses	2,367		4,036		3,374		5,573

Net Investment Income	3,089		7,906		47,815		34,812
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	(19,143	)(2)	7,439		(47,250	)(2)	(9,425	)(2)

Investments in affiliates	—		—		—		—

Options written	—		—		—		—

Futures contracts	(630)		222		(4,224)		(1,742)

Foreign currency transactions	(280)		(288)		(1,506)		(612)

Forward foreign currency exchange contracts	—		—		236		112

Net changes in unrealized appreciation (depreciation) on:

Investments	(26,476	)(3)	(24,168	)(3)	(211,043	)(3)	(333,702	)(3)

Investments in affiliates	—		—		—		—

Options written	—		—		—		—

Futures contracts	(174)		285		(1,183)		13

Foreign currency translations	(35)		(16)		460		107

Forward foreign currency exchange contracts	—		—		4		(88)

Net Losses	(46,738)		(16,526)		(264,506)		(345,337)
Net Decrease in Net Assets Resulting from Operations	$(43,649)		$(8,620)		$(216,691)		$(310,525)

(1)	Net of $616, $1,312, $5,800, $2,250, $1,515, $468 and $12,717, respectively, in foreign withholding taxes.

(2)	Net of foreign capital gains tax paid of $125, $3,875 and $1, respectively.

(3)	Net change in unrealized of deferred foreign capital gains tax of $226, $(10), $6,087 and $172, respectively.

See Notes to the Financial Statements.

EQUITY FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2023

GLOBAL SUSTAINABILITY INDEX FUND	GLOBAL TACTICAL ASSET ALLOCATION FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL EQUITY INDEX FUND	LARGE CAP CORE FUND

$27,876 (1)	$537	$3,942	$4,286 (1)	$129,749 (1)	$4,436

—	—	—	—	11,665	—

485	3,021	22	23	242	42

24	—	4	3	25	6

28,385	3,558	3,968	4,312	141,681	4,484

2,423	250	901	539	5,435	1,098
147	2	19	50	549	29

518	42	55	44	1,622	96
42	19	21	18	28	22
—	6	—	—	150	—

48	37	40	40	100	37

—	48	102	35	358	94

329	—	—	—	—	—

12	7	7	7	40	7

—	2	—	—	2	—

15	9	3	9	64	6

3,534	422	1,148	742	8,348	1,389

(24)	(140)	(195)	(164)	(1,392)	(257)

3,510	282	953	578	6,956	1,132

24,875	3,276	3,015	3,734	134,725	3,352

(17,329)	(1,633)	5,315	(5,383)	(47,046)	5,411

(33)	(823)	—	—	—	—

—	—	207	—	—	—

(2,853)	—	(240)	299	6,045	32

(241)	—	—	(95)	(2,434)	—

(417)	—	—	—	(2,321)	—

(90,978)	(485)	(20,056)	948	(142,457)	(29,974)

(246)	(9,047)	—	—	—	—

—	—	71	—	—	—

(88)	—	16	40	(2,094)	36

41	—	—	20	228	—

131	—	—	—	774	—

(112,013)	(11,988)	(14,687)	(4,171)	(189,305)	(24,495)
$(87,138)	$(8,712)	$(11,672)	$(437)	$(54,580)	$(21,143)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   29   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS continued

Amounts in thousands	LARGE CAP VALUE FUND	MID CAP INDEX FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND

INVESTMENT INCOME:

Dividend income	$1,557	$32,906	$32,046 (1)	$4,431	(1)

Dividend income from investments in affiliates	10	516	942	105

Interest income (Note 6)	3	74	103	—

Total Investment Income	1,570	33,496	33,091	4,536

EXPENSES:

Management fees	326	2,253	9,213	1,352

Custody fees	15	167	146	50

Transfer agent fees	24	807	394	58

Registration fees	18	30	26	21

Printing fees	—	67	42	8

Professional fees	37	61	37	37

Shareholder servicing fees (Shares)	34	337	249	49

Shareholder servicing fees (Class I)	—	—	—	—

Trustee fees	7	21	7	7

Interest expense	—	—	—	—

Other	—	17	40	31

Total Expenses	461	3,760	10,154	1,613

Less expenses reimbursed by investment adviser	(114)	(1,168)	(299)	(215)

Net Expenses	347	2,592	9,855	1,398

Net Investment Income	1,223	30,904	23,236	3,138
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	735	93,488	3,771	(7,683)

Investments in affiliates	—	—	—	—

Futures contracts	(52)	(2,032)	(3,504)	—

Foreign currency transactions	—	—	(771)	(12)

Net changes in unrealized appreciation (depreciation) on:

Investments	(5,380)	(256,787)	(82,772)	(35,527	)(2)

Investments in affiliates	—	—	—	—

Futures contracts	(26)	(1,449)	(12)	—

Foreign currency translations	—	—	—	5

Net Losses	(4,723)	(166,780)	(83,288)	(43,217)

Net Decrease in Net Assets Resulting from Operations	$(3,500)	$(135,876)	$(60,052)	$(40,079)

(1)	Net of $1,965, $142, $343, $2, $15 and $31, respectively, in foreign withholding taxes.

(2)	Net change in unrealized of deferred foreign capital gains tax of $6.

See Notes to the Financial Statements.

EQUITY FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2023

NORTHERN ENGAGE360TM FUND	SMALL CAP CORE FUND	SMALL CAP INDEX FUND	SMALL CAP VALUE FUND	STOCK INDEX FUND	U.S. QUALITY ESG FUND

$4,671 (1)	$6,860 (1)	$18,880 (1)	$37,260	$178,691 (1)	$6,732

234	359	209	1,016	2,246	106

15	34	93	127	414	10

4,920	7,253	19,182	38,403	181,351	6,848

1,812	2,105	1,373	17,552	6,132	1,435

56	46	188	144	756	32

103	173	491	711	4,111	149

20	34	22	39	36	34

18	—	48	13	334	5

37	37	49	63	147	37

—	—	128	2,310	476	—

—	198	—	—	—	3

7	7	14	22	68	7

—	—	—	—	1	—

23	5	19	48	52	14

2,076	2,605	2,332	20,902	12,113	1,716

(203)	(201)	(743)	(2,373)	(4,241)	(193)

1,873	2,404	1,589	18,529	7,872	1,523

3,047	4,849	17,593	19,874	173,479	5,325

(18,545)	13,840	7,183	91,749	337,223	(22,730)

—	—	—	—	167	—

(649)	(2,607)	(991)	(6,075)	(11,381)	(389)

(24)	—	—	—	—	—

(11,135)	(56,082)	(202,071)	(269,025)	(1,490,981)	(24,400)

—	—	—	—	(2,047)	—

30	(471)	(571)	(954)	(5,508)	77

4	—	—	—	—	—

(30,319)	(45,320)	(196,450)	(184,305)	(1,172,527)	(47,442)

$(27,272)	$(40,471)	$(178,857)	$(164,431)	$(999,048)	$(42,117)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   31   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND		EMERGING MARKETS EQUITY INDEX FUND

Amounts in thousands	2023	2022	2023	2022	2023	2022

OPERATIONS:

Net investment income (Note 6)	$3,089	$3,976	$7,906	$7,629	$47,815	$50,272

Net realized gains (losses)	(20,053)	19,952	7,373	41,713	(52,744)	(4,037)

Net change in unrealized appreciation (depreciation)	(26,685)	(58,978)	(23,899)	(53,748)	(211,762)	(349,196)

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,649)	(35,050)	(8,620)	(4,406)	(216,691)	(302,961)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(94,964)	(2,235)	(89,396)	(27,279)	(185,373)	(97,711)

Net increase (decrease) in net assets resulting from Class K transactions	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from Class I transactions	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(94,964)	(2,235)	(89,396)	(27,279)	(185,373)	(97,711)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(1,445)	(88,159)	(6,821)	(67,428)	(31,842)	(63,000)

Return of Capital	—	—	—	—	—	—

Total Distributions to Shares Shareholders	(1,445)	(88,159)	(6,821)	(67,428)	(31,842)	(63,000)

DISTRIBUTIONS TO CLASS K SHAREHOLDERS:

Distributable earnings	—	—	—	—	—	—

Total Distributions to Class K Shareholders	—	—	—	—	—	—

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:

Distributable earnings	—	—	—	—	—	—

Total Distributions to Class I Shareholders	—	—	—	—	—	—

Total Increase (Decrease) in Net Assets	(140,058)	(125,444)	(104,837)	(99,113)	(433,906)	(463,672)

NET ASSETS:

Beginning of year	313,365	438,809	584,015	683,128	1,949,107	2,412,779

End of year	$173,307	$313,365	$479,178	$584,015	$1,515,201	$1,949,107

See Notes to the Financial Statements.

EQUITY FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND		GLOBAL SUSTAINABILITY INDEX FUND		GLOBAL TACTICAL ASSET ALLOCATION FUND		INCOME EQUITY FUND

2023	2022	2023	2022	2023	2022	2023	2022

$34,812	$34,002	$24,875	$17,945	$3,276	$3,182	$3,015	$1,952

(11,667)	25,272	(20,873)	18,231	(2,456)	5,679	5,282	18,902

(333,670)	109,012	(91,140)	62,620	(9,532)	(4,208)	(19,969)	3,645

(310,525)	168,286	(87,138)	98,796	(8,712)	4,653	(11,672)	24,499

(154,309)	(65,059)	—	—	(10,086)	8,975	(6,223)	11,790

—	—	47,247	210,310	—	—	—	—

—	—	121,546	242,010	—	—	—	—

(154,309)	(65,059)	168,793	452,320	(10,086)	8,975	(6,223)	11,790

(17,271)	(42,518)	—	—	(7,486)	(6,236)	(8,028)	(21,731)

(11,867)	—	—	—	—	—	—	—

(29,138)	(42,518)	—	—	(7,486)	(6,236)	(8,028)	(21,731)

—	—	(13,541)	(38,294)	—	—	—	—

—	—	(13,541)	(38,294)	—	—	—	—

—	—	(11,600)	(28,738)	—	—	—	—

—	—	(11,600)	(28,738)	—	—	—	—
(493,972)	60,709	56,514	484,084	(26,284)	7,392	(25,923)	14,558

1,492,882	1,432,173	1,472,715	988,631	128,119	120,727	164,466	149,908

$998,910	$1,492,882	$1,529,229	$1,472,715	$101,835	$128,119	$138,543	$164,466

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   33   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	INTERNATIONAL EQUITY FUND		INTERNATIONAL EQUITY INDEX FUND		LARGE CAP CORE FUND

Amounts in thousands	2023	2022	2023	2022	2023	2022
OPERATIONS:

Net investment income (Note 6)	$3,734	$3,440	$134,725	$145,497	$3,352	$3,182

Net realized gains (losses)	(5,179)	5,174	(45,756)	48,322	5,443	34,685

Net change in unrealized appreciation (depreciation)	1,008	(5,575)	(143,549)	(185,923)	(29,938)	7,423

Net Increase (Decrease) in Net Assets Resulting from Operations	(437)	3,039	(54,580)	7,896	(21,143)	45,290
CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	3,156	19,472	(206,477)	(356,840)	(14,024)	13,672

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	3,156	19,472	(206,477)	(356,840)	(14,024)	13,672
DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(3,200)	(4,000)	(110,518)	(179,350)	(11,564)	(40,170)

Total Distributions to Shares Shareholders	(3,200)	(4,000)	(110,518)	(179,350)	(11,564)	(40,170)
Total Increase (Decrease) in Net Assets	(481)	18,511	(371,575)	(528,294)	(46,731)	18,792

NET ASSETS:

Beginning of year	124,543	106,032	4,851,381	5,379,675	289,337	270,545

End of year	$124,062	$124,543	$4,479,806	$4,851,381	$242,606	$289,337

See Notes to the Financial Statements.

EQUITY FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND		MID CAP INDEX FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND

2023	2022	2023	2022	2023	2022	2023	2022

$1,223	$1,048	$30,904	$28,887	$23,236	$26,895	$3,138	$2,472

683	9,334	91,456	217,354	(504)	100,401	(7,695)	12,541

(5,406)	(2,231)	(258,236)	(131,923)	(82,784)	(2,583)	(35,522)	12,416

(3,500)	8,151	(135,876)	114,318	(60,052)	124,713	(40,079)	27,429

(410)	1,039	(113,863)	47,457	(15,996)	(82,721)	(40,995)	2,161

(410)	1,039	(113,863)	47,457	(15,996)	(82,721)	(40,995)	2,161

(4,797)	(5,297)	(190,111)	(246,101)	(39,799)	(106,263)	(2,646)	(5,889)

(4,797)	(5,297)	(190,111)	(246,101)	(39,799)	(106,263)	(2,646)	(5,889)

(8,707)	3,893	(439,850)	(84,326)	(115,847)	(64,271)	(83,720)	23,701

67,714	63,821	2,439,401	2,523,727	1,103,323	1,167,594	204,893	181,192

$59,007	$67,714	$1,999,551	$2,439,401	$987,476	$1,103,323	$121,173	$204,893

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   35   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	NORTHERN ENGAGE360TM FUND		SMALL CAP CORE FUND		SMALL CAP INDEX FUND

Amounts in thousands	2023	2022	2023	2022	2023	2022

OPERATIONS:

Net investment income (Note 6)	$3,047	$5,435	$4,849	$3,530	$17,593	$14,064

Net realized gains (losses)	(19,218)	56,965	11,233	50,001	6,192	154,530

Net change in unrealized appreciation (depreciation)	(11,101)	(60,779)	(56,553)	(56,067)	(202,642)	(259,077)

Net Increase (Decrease) in Net Assets Resulting from Operations	(27,272)	1,621	(40,471)	(2,536)	(178,857)	(90,483)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(36,339)	(32,714)	—	—	(122,009)	193,119

Net increase (decrease) in net assets resulting from Class K transactions	—	—	(15,416)	33,955	—	—

Net increase (decrease) in net assets resulting from Class I transactions	—	—	(12,998)	8,052	—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(36,339)	(32,714)	(28,414)	42,007	(122,009)	193,119

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(38,548)	(32,806)	—	—	(71,471)	(174,117)

Total Distributions to Shares Shareholders	(38,548)	(32,806)	—	—	(71,471)	(174,117)

DISTRIBUTIONS TO CLASS K SHAREHOLDERS:

Distributable earnings	—	—	(1,616)	(40,971)	—	—

Total Distributions to Class K Shareholders	—	—	(1,616)	(40,971)	—	—

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:

Distributable earnings	—	—	(1,028)	(34,584)	—	—

Total Distributions to Class I Shareholders	—	—	(1,028)	(34,584)	—	—

Total Increase (Decrease) in Net Assets	(102,159)	(63,899)	(71,529)	(36,084)	(372,337)	(71,481)

NET ASSETS:

Beginning of year	336,600	400,499	505,921	542,005	1,535,414	1,606,895

End of year	$234,441	$336,600	$434,392	$505,921	$1,163,077	$1,535,414

(1)	See Note 6.

See Notes to the Financial Statements.

EQUITY FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND		STOCK INDEX FUND			U.S. QUALITY ESG FUND

2023	2022	2023	2022		2023	2022

$19,874	$18,622	$173,479	$154,679		$5,325	$3,891

85,674	255,350	326,009	248,493		(23,119)	25,723

(269,979)	(185,656)	(1,498,536)	1,323,796		(24,323)	11,351

(164,431)	88,316	(999,048)	1,726,968		(42,117)	40,965

(417,037)	(397,357)	(266,016)	(65,451	)(1)	—	—

—	—	—	—		(50,336)	170,376

—	—	—	—		15,832	2,121

(417,037)	(397,357)	(266,016)	(65,451)		(34,504)	172,497

(94,077)	(372,005)	(472,874)	(419,229)		—	—

(94,077)	(372,005)	(472,874)	(419,229)		—	—

—	—	—	—		(13,622)	(27,256)

—	—	—	—		(13,622)	(27,256)

—	—	—	—		(184)	(48)

—	—	—	—		(184)	(48)
(675,545)	(681,046)	(1,737,938)	1,242,288		(90,427)	186,158

2,293,215	2,974,261	12,467,719	11,225,431		484,445	298,287

$1,617,670	$2,293,215	$10,729,781	$12,467,719		$394,018	$484,445

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   37   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND	SHARES

Selected per share data	2023		2022	2021	2020	2019

Net Asset Value, Beginning of Year	$15.38		$22.17	$14.61	$19.49	$22.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.22		0.24 (1)	0.15 (2)	0.59	0.42

Net realized and unrealized gains (losses)	(2.09)		(2.11)	8.93 (3)	(3.84)	(3.30)

Total from Investment Operations	(1.87)		(1.87)	9.08	(3.25)	(2.88)

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.11)		(0.36)	(0.20)	(0.88)	(0.18)

From net realized gains	—		(4.56)	(1.32)	(0.75)	—

Total Distributions Paid	(0.11)		(4.92)	(1.52)	(1.63)	(0.18)

Net Asset Value, End of Year	$13.40		$15.38	$22.17	$14.61	$19.49

Total Return(5)	(12.09	)%(6)	(9.64)%	62.55%	(18.77)%	(12.71)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$173,307		$313,365	$438,809	$338,370	$816,363

Ratio to average net assets of:

Expenses, net of reimbursements and credits(7)	1.10%		1.10%	1.10%	1.10%	1.10%

Expenses, before reimbursements and credits	1.30%		1.26%	1.25%	1.26%	1.21%

Net investment income, net of reimbursements and credits(7)	1.45%		1.01%	0.72%	1.85%	1.61%

Net investment income, before reimbursements and credits	1.25%		0.85%	0.57%	1.69%	1.50%

Portfolio Turnover Rate	115.02%		99.51%	134.29%	81.32%	80.98%

(1)	The Northern Trust Company reimbursed the Fund approximately $14,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $41,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 62.53%.

(3)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $3,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, less than $1,000 and approximately $10,000, $17,000 and $42,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$11.45	$12.81	$8.09	$10.38	$11.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.21	0.16 (1)	0.13 (2)	0.21	0.22

Net realized and unrealized gains (losses)	(0.16)	(0.21)	4.69 (3)	(1.85)	(0.91)

Total from Investment Operations	0.05	(0.05)	4.82	(1.64)	(0.69)

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.16)	(0.20)	(0.10)	(0.26)	(0.29)

From net realized gains	—	(1.11)	—	(0.39)	(0.34)

Total Distributions Paid	(0.16)	(1.31)	(0.10)	(0.65)	(0.63)

Net Asset Value, End of Year	$11.34	$11.45	$12.81	$8.09	$10.38

Total Return(5)	0.55%	(1.04)%	59.61%	(17.49)%	(5.32)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$479,178	$584,015	$683,128	$558,183	$915,696

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.85%	0.84%	0.85%	0.85%	0.84%

Expenses, before reimbursements and credits	0.93%	0.90%	0.92%	0.93%	0.94%

Net investment income, net of reimbursements and credits(6)	1.66%	1.10%	0.93%	1.86%	1.75%

Net investment income, before reimbursements and credits	1.58%	1.04%	0.86%	1.78%	1.65%

Portfolio Turnover Rate	51.69%	41.19%	51.34%	39.52%	35.11%

(1)	The Northern Trust Company reimbursed the Fund approximately $20,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $26,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 59.59%.

(3)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $6,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $23,000, less than $1,000 and approximately $17,000, $45,000 and $66,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   39   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

EMERGING MARKETS EQUITY INDEX FUND	SHARES

Selected per share data	2023		2022	2021	2020	2019

Net Asset Value, Beginning of Year	$12.15		$14.32	$9.25	$11.70	$13.10

INCOME (LOSS) FROM INVESTMENT

OPERATIONS:

Net investment income	0.34		0.29 (1)	0.20 (2)	0.37	0.30

Net realized and unrealized gains (losses)	(1.60)		(2.08)	5.20	(2.43)	(1.41)

Total from Investment Operations	(1.26)		(1.79)	5.40	(2.06)	(1.11)

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.25)		(0.38)	(0.33)	(0.39)	(0.29)

Total Distributions Paid	(0.25)		(0.38)	(0.33)	(0.39)	(0.29)

Net Asset Value, End of Year	$10.64		$12.15	$14.32	$9.25	$11.70

Total Return(4)	(10.30	)%(5)	(12.69)%	58.51%	(18.36)%	(8.20)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,515,201		$1,949,107	$2,412,779	$1,594,038	$2,790,805

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.22%		0.30%	0.30%	0.30%	0.30%

Expenses, before reimbursements and credits	0.33%		0.34%	0.34%	0.35%	0.35%

Net investment income, net of reimbursements and credits(6)	3.10%		2.18%	1.76%	3.07%	2.35%

Net investment income, before reimbursements and credits	2.99%		2.14%	1.72%	3.02%	2.30%

Portfolio Turnover Rate	57.68%		20.35%	74.68%	45.08%	54.69%

(1)

The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $10,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $151,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 58.44%.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The Northern Trust Company reimbursed the Fund approximately $5,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $1,000, $21,000, $26,000 and $31,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND	SHARES

Selected per share data	2023		2022	2021		2020	2019

Net Asset Value, Beginning of Year	$11.62		$10.67	$8.22		$11.05	$10.35

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:

Net investment income	0.26		0.24 (1)	0.04		0.34	0.34

Net realized and unrealized gains (losses)	(2.67)		1.03	2.64		(2.67)	0.72

Total from Investment Operations	(2.41)		1.27	2.68		(2.33)	1.06

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.15)		(0.32)	(0.23)		(0.50)	(0.36)

Return of capital	(0.09)		—	—		—	—

Total Distributions Paid	(0.24)		(0.32)	(0.23)		(0.50)	(0.36)

Net Asset Value, End of Year	$8.97		$11.62	$10.67		$8.22	$11.05

Total Return(3)	(20.74	)%(4)	11.84%	33.25	%(5)	(22.11)%	10.55%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$998,910		$1,492,882	$1,432,173		$1,780,428	$2,091,233

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.47%		0.48%	0.48%		0.49%	0.50%

Expenses, before reimbursements and credits	0.49%		0.48%	0.48%		0.49%	0.53%

Net investment income, net of reimbursements and credits(6)	2.96%		2.23%	2.55%		2.81%	3.17%

Net investment income, before reimbursements and credits	2.94%		2.23%	2.55%		2.81%	3.14%

Portfolio Turnover Rate	7.48%		5.75%	7.27%		6.91%	27.17%

(1)	The Northern Trust Company reimbursed the Fund approximately $7,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	The Northern Trust Company reimbursed the Fund approximately $10,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(5)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.11%.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $18,000, $1,000, $8,000, $32,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   41   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$19.57	$18.67	$15.50

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.31	0.30 (2)	0.19

Net realized and unrealized gains (losses)	(1.64)	1.70	3.27

Total from Investment Operations	(1.33)	2.00	3.46

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.26)	(0.28)	(0.29)

From net realized gains	(0.06)	(0.82)	—	(4)

Total Distributions Paid	(0.32)	(1.10)	(0.29)

Net Asset Value, End of Period	$17.92	$19.57	$18.67

Total Return(5)	(6.67)%	10.48%	22.44%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$736,028	$740,470	$513,860

Ratio to average net assets of:(6)

Expenses, net of reimbursements and credits(7)	0.24%	0.24%	0.25%

Expenses, before reimbursements and credits	0.24%	0.24%	0.27%

Net investment income, net of reimbursements and credits(7)	1.86%	1.49%	1.62	%(8)

Net investment income, before reimbursements and credits	1.86%	1.49%	1.60	%(8)

Portfolio Turnover Rate	19.49%	8.31%	29.04%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)	Per share amounts were less than $0.01 per share.

(5)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$19.56	$18.66	$15.50

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.29	0.23 (2)	0.19

Net realized and unrealized gains (losses)	(1.62)	1.77	3.26

Total from Investment Operations	(1.33)	2.00	3.45

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.26)	(0.28)	(0.29)

From net realized gains	(0.06)	(0.82)	—	(4)

Total Distributions Paid	(0.32)	(1.10)	(0.29)

Net Asset Value, End of Period	$17.91	$19.56	$18.66

Total Return(5)	(6.72)%	10.47%	22.35%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$793,201	$732,245	$474,771

Ratio to average net assets of:(6)

Expenses, net of reimbursements and credits(7)	0.29%	0.29%	0.30%

Expenses, before reimbursements and credits	0.29%	0.29%	0.31%

Net investment income, net of reimbursements and credits(7)	1.83%	1.48%	1.57	%(8)

Net investment income, before reimbursements and credits	1.83%	1.48%	1.56	%(8)

Portfolio Turnover Rate	19.49%	8.31%	29.04%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)	Per share amounts were less than $0.01 per share.

(5)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	As the Fund commenced operation of Class I shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   43   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL TACTICAL ASSET ALLOCATION FUND	SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$13.68		$13.74	$11.11		$12.69		$13.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.38		0.33 (1)	0.31		0.36		0.38

Net realized and unrealized gains (losses)	(1.26)		0.22	3.18		(1.60)		(0.25)

Net increase from payment by affiliate on affiliate transactions (Note 6)	—		—	—		—		0.03	(2)

Total from Investment Operations	(0.88)		0.55	3.49		(1.24)		0.16

LESS DISTRIBUTIONS PAID:

From net investment income	(0.37)		(0.31)	(0.32)		(0.34)		(0.39)

From net realized gains	(0.51)		(0.30)	(0.54)		—		(0.10)

Total Distributions Paid	(0.88)		(0.61)	(0.86)		(0.34)		(0.49)

Net Asset Value, End of Year	$11.92		$13.68	$13.74		$11.11		$12.69

Total Return(3)	(6.27)%		3.92%	31.94%		(10.14)%		1.46	%(2)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$101,835		$128,119	$120,727		$101,156		$91,468

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.26	%(5)	0.26%	0.26	%(5)	0.26	%(5)	0.28	%(5)

Expenses, before reimbursements and credits(4)	0.39%		0.39%	0.40%		0.40%		0.42%

Net investment income, net of reimbursements and credits	3.01	%(5)	2.45%	2.32	%(5)	2.85	%(5)	2.99	%(5)

Net investment income, before reimbursements and credits	2.88%		2.32%	2.18%		2.71%		2.85%

Portfolio Turnover Rate	34.86%		60.88%	50.89%		48.38%		87.64%

(1)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Northern Trust Investments, Inc. reimbursed the Fund approximately $209,000. Without this reimbursement the total return would have been 1.25%.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, approximately $1,000 and less than $2,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND	SHARES

Selected per share data	2023	2022	2021	2020		2019

Net Asset Value, Beginning of Year	$15.07	$14.81	$10.42	$12.95		$13.96

INCOME (LOSS) FROM INVESTMENT

OPERATIONS:

Net investment income	0.28	0.19	0.20	0.26		0.28

Net realized and unrealized gains (losses)	(1.33)	2.24	5.28	(1.63)		0.56

Total from Investment Operations	(1.05)	2.43	5.48	(1.37)		0.84

LESS DISTRIBUTIONS PAID:

From net investment income	(0.28)	(0.18)	(0.25)	(0.26)		(0.28)

From net realized gains	(0.48)	(1.99)	(0.84)	(0.90)		(1.57)

Total Distributions Paid	(0.76)	(2.17)	(1.09)	(1.16)		(1.85)

Net Asset Value, End of Year	$13.26	$15.07	$14.81	$10.42		$12.95

Total Return(1)	(6.78)%	16.31%	53.57%	(12.44	)%(2)	7.66	%(3)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$138,543	$164,466	$149,908	$115,562		$187,632

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.66%	1.01%	1.01%	1.02%		1.01%

Expenses, before reimbursements and credits	0.80%	1.16%	1.18%	1.12%		1.12%

Net investment income, net of reimbursements and credits(4)	2.10%	1.18%	1.51%	1.89%		2.01%

Net investment income, before reimbursements and credits	1.96%	1.03%	1.34%	1.79%		1.90%

Portfolio Turnover Rate	34.87%	30.55%	27.94%	76.34%		40.94%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	During the fiscal year ended March 31, 2020, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been (12.98)%.

(3)	During the fiscal year ended March 31, 2019, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 7.16%.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $1,000, $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   45   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY FUND	SHARES

Selected per share data	2023		2022		2021		2020		2019

Net Asset Value, Beginning of Year	$9.70		$9.68		$7.14		$9.36		$10.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.29		0.25	(1)	0.45		0.37		0.37

Net realized and unrealized gains (losses)	(0.31)		0.10		2.63		(2.23)		(0.94)

Total from Investment Operations	(0.02)		0.35		3.08		(1.86)		(0.57)

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.26)		(0.33)		(0.54)		(0.36)		(0.23)

Total Distributions Paid	(0.26)		(0.33)		(0.54)		(0.36)		(0.23)

Net Asset Value, End of Year	$9.42		$9.70		$9.68		$7.14		$9.36

Total Return(3)	(0.02)%		3.49	%(1)	43.53%		(20.78)%		(5.36)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$124,062		$124,543		$106,032		$122,189		$203,688

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.51	%(4)	0.51%		0.52	%(4)	0.55	%(4)	0.51	%(4)

Expenses, before reimbursements and credits	0.65%		0.65%		0.75%		0.67%		0.69%

Net investment income, net of reimbursements and credits	3.28	%(4)	2.91%		2.73	%(4)	3.14	%(4)	3.18	%(4)

Net investment income, before reimbursements and credits	3.14%		2.77%		2.50%		3.02%		3.00%

Portfolio Turnover Rate	46.55%		41.96%		63.81%		33.97%		59.45%

(1)

The Northern Trust Company reimbursed the Fund approximately $5,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 3.48%. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND	SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$13.50		$13.92	$9.84		$11.86		$12.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.40		0.37 (1)	0.28		0.35	(2)	0.39

Net realized and unrealized gains (losses)	(0.44)		(0.33)	4.08		(1.98)		(0.93)

Total from Investment Operations	(0.04)		0.04	4.36		(1.63)		(0.54)

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.33)		(0.46)	(0.28)		(0.39)		(0.37)

Total Distributions Paid	(0.33)		(0.46)	(0.28)		(0.39)		(0.37)

Net Asset Value, End of Year	$13.13		$13.50	$13.92		$9.84		$11.86

Total Return(4)	(0.11)%		0.13%	44.22%		(14.46)%		(3.89)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$4,479,806		$4,851,381	$5,379,675		$4,100,160		$5,333,685

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.17	%(5)	0.24%	0.24	%(5)	0.25	%(5)	0.25	%(5)

Expenses, before reimbursements and credits	0.20%		0.24%	0.24%		0.26%		0.30%

Net investment income, net of reimbursements and credits	3.20	%(5)	2.61%	2.26	%(5)	2.85	%(5)	3.15	%(5)

Net investment income, before reimbursements and credits	3.17%		2.61%	2.26%		2.84%		3.10%

Portfolio Turnover Rate	20.88%		20.76%	21.26%		10.17%		26.95%

(1)	The Northern Trust Company reimbursed the Fund approximately $6,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $69,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $12,000, $30,000 and $36,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   47   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$25.71	$25.24	$16.46	$19.36	$18.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.31	0.30	0.31	0.39	0.34

Net realized and unrealized gains (losses)	(2.16)	4.09	8.79	(2.44)	0.65

Total from Investment Operations	(1.85)	4.39	9.10	(2.05)	0.99

LESS DISTRIBUTIONS PAID:

From net investment income	(0.31)	(0.30)	(0.32)	(0.39)	(0.34)

From net realized gains	(0.77)	(3.62)	—	(0.46)	(0.17)

Total Distributions Paid	(1.08)	(3.92)	(0.32)	(0.85)	(0.51)

Net Asset Value, End of Year	$22.78	$25.71	$25.24	$16.46	$19.36

Total Return(1)	(7.00)%	17.18%	55.62%	(11.28)%	5.45%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$242,606	$289,337	$270,545	$164,695	$245,220

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.46%	0.46%

Expenses, before reimbursements and credits	0.56%	0.55%	0.57%	0.56%	0.56%

Net investment income, net of reimbursements and credits(2)	1.35%	1.10%	1.47%	1.85%	1.76%

Net investment income, before reimbursements and credits	1.24%	1.00%	1.35%	1.75%	1.66%

Portfolio Turnover Rate	38.46%	44.93%	38.54%	37.90%	45.92%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000 , less than $1,000 and approximately $2,000, $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND	SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$21.27		$20.39	$12.85		$16.42		$15.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.39		0.35	0.38		0.41		0.34

Net realized and unrealized gains (losses)	(1.49)		2.28	7.42		(3.62)		0.50

Total from Investment Operations	(1.10)		2.63	7.80		(3.21)		0.84

LESS DISTRIBUTIONS PAID:

From net investment income	(0.24)		(0.43)	(0.26)		(0.36)		(0.25)

From net realized gains	(1.32)		(1.32)	—		—		—

Total Distributions Paid	(1.56)		(1.75)	(0.26)		(0.36)		(0.25)

Net Asset Value, End of Year	$18.61		$21.27	$20.39		$12.85		$16.42

Total Return(1)	(5.18)%		13.00%	61.02%		(20.16)%		5.52%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$59,007		$67,714	$63,821		$45,786		$85,581

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.56	%(2)	0.57%	0.57	%(2)	0.55	%(2)	0.59	%(2)

Expenses, before reimbursements and credits	0.75%		0.80%	0.89%		0.83%		0.83%

Net investment income, net of reimbursements and credits	1.99	%(2)	1.55%	2.05	%(2)	2.04	%(2)	1.95	%(2)

Net investment income, before reimbursements and credits	1.80%		1.32%	1.73%		1.76%		1.71%

Portfolio Turnover Rate	78.33%		75.05%	74.86%		80.40%		96.45%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and $1,000 and approximately $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   49   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$22.41	$23.76	$13.59	$17.95	$19.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.32	0.28	0.26	0.28	0.27

Net realized and unrealized gains (losses)	(1.57)	0.80	10.91	(4.21)	(0.04)

Total from Investment Operations	(1.25)	1.08	11.17	(3.93)	0.23

LESS DISTRIBUTIONS PAID:

From net investment income	(0.30)	(0.25)	(0.26)	(0.27)	(0.28)

From net realized gains	(1.63)	(2.18)	(0.74)	(0.16)	(1.17)

Total Distributions Paid	(1.93)	(2.43)	(1.00)	(0.43)	(1.45)

Net Asset Value, End of Year	$19.23	$22.41	$23.76	$13.59	$17.95

Total Return(1)	(5.28)%	4.44%	83.26%	(22.61)%	2.38%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,999,551	$2,439,401	$2,523,727	$1,700,510	$2,294,736

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.12%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.18%	0.19%	0.19%	0.18%	0.17%

Net investment income, net of reimbursements and credits(2)	1.48%	1.13%	1.25%	1.52%	1.39%

Net investment income, before reimbursements and credits	1.42%	1.09%	1.21%	1.49%	1.37%

Portfolio Turnover Rate	13.39%	15.17%	18.73%	18.15%	20.59%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $2,000, $17,000, $72,000 and $77,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$13.02	$12.92	$10.48	$12.09	$12.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.26	0.32 (1)	0.21	0.31	0.36

Net realized and unrealized gains (losses)	(0.85)	1.10	2.47 (2)	(1.61)	0.08

Total from Investment Operations	(0.59)	1.42	2.68	(1.30)	0.44

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.33)	(0.28)	(0.20)	(0.31)	(0.43)

From net realized gains	(0.14)	(1.04)	(0.04)	—	(0.75)

Total Distributions Paid	(0.47)	(1.32)	(0.24)	(0.31)	(1.18)

Net Asset Value, End of Year	$11.96	$13.02	$12.92	$10.48	$12.09

Total Return(4)	(4.43)%	11.46%	25.81%	(11.09)%	4.24%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$987,476	$1,103,323	$1,167,594	$896,220	$1,009,594

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.96%	0.97%	0.96%	0.98%	1.00%

Expenses, before reimbursements and credits	0.99%	0.97%	0.96%	0.98%	1.02%

Net investment income, net of reimbursements and credits(5)	2.27%	2.38%	1.78%	2.45%	2.81%

Net investment income, before reimbursements and credits	2.24%	2.38%	1.78%	2.45%	2.79%

Portfolio Turnover Rate	57.83%	62.31%	60.11%	80.41%	38.64%

(1)	The Northern Trust Company reimbursed the Fund approximately $13,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $5,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $57,000, $1,000, $41,000, $77,000 and $66,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   51   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND	SHARES

Selected per share data	2023	2022		2021		2020	2019

Net Asset Value, Beginning of Year	$12.72	$11.37		$8.67		$11.12	$10.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.24	0.15	(1)	0.21		0.29	0.31

Net realized and unrealized gains (losses)	(2.74)	1.56		2.68	(2)	(2.28)	1.01

Total from Investment Operations	(2.50)	1.71		2.89		(1.99)	1.32

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.20)	(0.20)		(0.19)		(0.46)	(0.46)

From net realized gains	—	(0.16)		—		—	(0.12)

Total Distributions Paid	(0.20)	(0.36)		(0.19)		(0.46)	(0.58)

Net Asset Value, End of Year	$10.02	$12.72		$11.37		$8.67	$11.12

Total Return(4)	(19.64)%	15.03	%(5)	33.59	%(6)	(18.86)%	13.28%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$121,173	$204,893		$181,192		$98,568	$98,914

Ratio to average net assets of:

Expenses, net of reimbursements and credits(7)	0.92%	0.91%		0.92%		0.94%	0.94%

Expenses, before reimbursements and credits	1.06%	1.00%		1.04%		1.10%	1.20%

Net investment income, net of reimbursements and credits(7)	2.06%	1.20%		1.73%		2.18%	2.47%

Net investment income, before reimbursements and credits	1.92%	1.11%		1.61%		2.02%	2.21%

Portfolio Turnover Rate	59.41%	42.01%		81.36%		62.47%	66.43%

(1)	The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 14.55%.

(6)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.09%.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $7,000, less than $1,000 and approximately $6,000, $5,000 and $3,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

NORTHERN ENGAGE360TM FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Period	$12.40	$13.64	$8.78	$10.03	$10.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.12	0.23 (1)	0.12	0.15	0.09

Net realized and unrealized gains (losses)	(1.08)	(0.16)	4.86 (2)	(1.24)	(0.14)

Total from Investment Operations	(0.96)	0.07	4.98	(1.09)	(0.05)

LESS DISTRIBUTIONS PAID:

From net investment income	—	(0.29)	(0.12)	(0.16)	(0.09)

From net realized gains	(1.89)	(1.02)	—	—	— (3)

Total Distributions Paid	(1.89)	(1.31)	(0.12)	(0.16)	(0.09)

Net Asset Value, End of Period	$9.55	$12.40	$13.64	$8.78	$10.03

Total Return(4)	(7.06)%	(0.10)%	56.79%	(11.22)%	(0.36)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$234,441	$336,600	$400,499	$245,669	$229,838

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.70%	0.70%	0.70%	0.70%	0.70%

Expenses, before reimbursements and credits	0.78%	0.77%	0.77%	0.80%	0.88%

Net investment income, net of reimbursements and credits(5)	1.14%	1.50%	1.08%	1.57%	1.60%

Net investment income, before reimbursements and credits	1.06%	1.43%	1.01%	1.47%	1.42%

Portfolio Turnover Rate	18.79%	85.19%	41.71%	32.99%	48.63%

(1)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $1,000, $9,000, $16,000 and $11,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   53   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$27.82	$32.58	$23.46

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.28	0.24	0.13

Net realized and unrealized gains (losses)	(2.53)	(0.33)	10.42

Total from Investment Operations	(2.25)	(0.09)	10.55

LESS DISTRIBUTIONS PAID:

From net investment income	(0.09)	(0.17)	(0.21)

From net realized gains	(0.08)	(4.50)	(1.22)

Total Distributions Paid	(0.17)	(4.67)	(1.43)

Net Asset Value, End of Period	$25.40	$27.82	$32.58

Total Return(2)	(8.08)%	(0.54)%	45.82%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$240,538	$279,376	$287,618

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.49%	0.49%	0.49%

Expenses, before reimbursements and credits	0.54%	0.54%	0.57%

Net investment income, net of reimbursements and credits(4)	1.13%	0.70%	0.67	%(5)

Net investment income, before reimbursements and credits	1.08%	0.65%	0.59	%(5)

Portfolio Turnover Rate	13.01%	15.47%	26.59%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$27.77	$32.56	$23.46

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.30	0.17	0.12

Net realized and unrealized gains (losses)	(2.56)	(0.30)	10.41

Total from Investment Operations	(2.26)	(0.13)	10.53

LESS DISTRIBUTIONS PAID:

From net investment income	(0.06)	(0.16)	(0.21)

From net realized gains	(0.08)	(4.50)	(1.22)

Total Distributions Paid	(0.14)	(4.66)	(1.43)

Net Asset Value, End of Period	$25.37	$27.77	$32.56

Total Return(2)	(8.18)%	(0.63)%	45.72%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$193,854	$226,545	$254,387

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.59%	0.59%	0.59%

Expenses, before reimbursements and credits	0.64%	0.64%	0.67%

Net investment income, net of reimbursements and credits(4)	1.03%	0.59%	0.57	%(5)

Net investment income, before reimbursements and credits	0.98%	0.54%	0.49	%(5)

Portfolio Turnover Rate	13.01%	15.47%	26.59%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class I shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   55   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP INDEX FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$14.40	$17.24	$9.18	$12.34	$13.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.18	0.15	0.12	0.14	0.16

Net realized and unrealized gains (losses)	(1.88)	(1.10)	8.48	(3.07)	(0.11)

Total from Investment Operations	(1.70)	(0.95)	8.60	(2.93)	0.05

LESS DISTRIBUTIONS PAID:

From net investment income	(0.14)	(0.13)	(0.15)	(0.14)	(0.15)

From net realized gains	(0.60)	(1.76)	(0.39)	(0.09)	(1.16)

Total Distributions Paid	(0.74)	(1.89)	(0.54)	(0.23)	(1.31)

Net Asset Value, End of Year	$11.96	$14.40	$17.24	$9.18	$12.34

Total Return(1)	(11.68)%	(5.88)%	94.41%	(24.28)%	1.97%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,163,077	$1,535,414	$1,606,895	$887,429	$1,167,092

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.12%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.18%	0.19%	0.19%	0.19%	0.18%

Net investment income, net of reimbursements and credits(2)	1.38%	0.88%	0.93%	1.13%	1.13%

Net investment income, before reimbursements and credits	1.32%	0.84%	0.89%	1.09%	1.10%

Portfolio Turnover Rate	13.66%	25.57%	20.62%	18.36%	20.81%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $1,000, $14,000, $32,000 and $32,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$20.71	$23.46	$13.49	$20.18	$22.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.22	0.18	0.20	0.22	0.21

Net realized and unrealized gains (losses)	(1.78)	0.56	10.15	(5.45)	(0.59)

Total from Investment Operations	(1.56)	0.74	10.35	(5.23)	(0.38)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.16)	(0.19)	(0.22)	(0.23)	(0.16)

From net realized gains	(0.89)	(3.30)	(0.16)	(1.23)	(1.99)

Total Distributions Paid	(1.05)	(3.49)	(0.38)	(1.46)	(2.15)

Net Asset Value, End of Year	$18.10	$20.71	$23.46	$13.49	$20.18

Total Return(1)	(7.50)%	3.29%	77.32%	(28.43)%	(0.45)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,617,670	$2,293,215	$2,974,261	$2,076,900	$2,972,451

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, before reimbursements and credits	1.13%	1.15%	1.13%	1.10%	1.12%

Net investment income, net of reimbursements and credits(2)	1.08%	0.69%	1.05%	1.09%	0.86%

Net investment income, before reimbursements and credits	0.95%	0.54%	0.92%	0.99%	0.74%

Portfolio Turnover Rate	13.25%	20.41%	27.79%	14.18%	16.02%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $63,000, $3,000, $59,000, $138,000 and $110,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   57   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

STOCK INDEX FUND	SHARES

Selected per share data	2023	2022		2021	2020	2019

Net Asset Value, Beginning of Year	$49.65	$44.44		$29.61	$32.74	$31.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.71	0.62		0.61	0.65	0.61

Net realized and unrealized gains (losses)	(4.72)	6.29		15.87	(2.87)	2.18

Total from Investment Operations	(4.01)	6.91		16.48	(2.22)	2.79

LESS DISTRIBUTIONS PAID:

From net investment income	(0.71)	(0.62)		(0.61)	(0.65)	(0.61)

From net realized gains	(1.24)	(1.08)		(1.04)	(0.26)	(0.79)

Total Distributions Paid	(1.95)	(1.70)		(1.65)	(0.91)	(1.40)

Net Asset Value, End of Year	$43.69	$49.65		$44.44	$29.61	$32.74

Total Return(1)	(7.82)%	15.51	%(2)	56.22%	(7.10)%	9.38%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$10,729,781	$12,467,719		$11,225,431	$7,933,222	$8,512,061

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.07%	0.10%		0.10%	0.10%	0.10%

Expenses, before reimbursements and credits	0.11%	0.13%		0.13%	0.12%	0.11%

Net investment income, net of reimbursements and credits(3)	1.62%	1.26%		1.54%	1.88%	1.89%

Net investment income, before reimbursements and credits	1.58%	1.23%		1.51%	1.86%	1.88%

Portfolio Turnover Rate	2.96%	3.11%		4.66%	5.15%	6.68%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The Northern Trust Company reimbursed the Fund approximately $2,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $39,000, $7,000, $85,000, $205,000 and $185,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. QUALITY ESG FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$17.26	$16.12	$13.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.22	0.16	0.10

Net realized and unrealized gains (losses)	(1.58)	2.09	3.21

Total from Investment Operations	(1.36)	2.25	3.31

LESS DISTRIBUTIONS PAID:

From net investment income	(0.22)	(0.16)	(0.11)

From net realized gains	(0.38)	(0.95)	(0.08)

Total Distributions Paid	(0.60)	(1.11)	(0.19)

Net Asset Value, End of Period	$15.30	$17.26	$16.12

Total Return(2)	(7.70)%	13.71%	25.59%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$375,837	$482,259	$298,204

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.39%	0.39%	0.39%

Expenses, before reimbursements and credits	0.44%	0.44%	0.51%

Net investment income, net of reimbursements and credits(4)	1.37%	0.95%	1.06	%(5)

Net investment income, before reimbursements and credits	1.32%	0.90%	0.94	%(5)

Portfolio Turnover Rate	45.72%	29.11%	28.66%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $7,000, $3,000 and $3,000, which represent less than 0.01 percent of average net assets for fiscal years ended March 31, 2023 and 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   59   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. QUALITY ESG FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2023		YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$17.25		$16.12	$13.66

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.18		0.15	0.08

Net realized and unrealized gains (losses)	(1.56)		2.09	2.56

Total from Investment Operations	(1.38)		2.24	2.64

LESS DISTRIBUTIONS PAID:

From net investment income	(0.21)		(0.16)	(0.10)

From net realized gains	(0.38)		(0.95)	(0.08)

Total Distributions Paid	(0.59)		(1.11)	(0.18)

Net Asset Value, End of Period	$15.28		$17.25	$16.12

Total Return(2)	(7.79)%		13.62%	19.46%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$18,181		$2,186	$83

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits	0.49	%(4)	0.49%	0.49%

Expenses, before reimbursements and credits	0.55%		0.53%	0.61%

Net investment income, net of reimbursements and credits	1.27	%(4)	1.02%	0.91	%(5)

Net investment income, before reimbursements and credits	1.21%		0.98%	0.79	%(5)

Portfolio Turnover Rate	45.72%		29.11%	28.66%

(1)	For the period from August 21, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.01 percent of average net assets for fiscal year ended March 31, 2023. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	As the Fund commenced operation of Class I shares on August 21, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

ACTIVE M EMERGING MARKETS EQUITY FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1)

Austria – 0.4%

Erste Group Bank A.G.	20,998	$694

Brazil – 6.3%

Ambev S.A.*	51,100	145

Ambev S.A. ADR*	753,683	2,125

B3 S.A. - Brasil Bolsa Balcao	187,720	383

Banco do Brasil S.A.	34,800	269

BB Seguridade Participacoes S.A.	64,800	415

Cielo S.A.*	362,500	347

Hypera S.A.*	20,000	149

Localiza Rent a Car S.A.	21,000	221

Magazine Luiza S.A.*	850,900	556

MercadoLibre, Inc.*	1,794	2,365

Sao Martinho S/A	40,100	215

Suzano S.A.	216,253	1,778

TOTVS S.A.*	52,700	292

Vale S.A.	64,640	1,021

WEG S.A.	86,700	693

		10,974

China – 22.2%

Airtac International Group	8,200	322

Alibaba Group Holding Ltd.*	250,800	3,190

ANTA Sports Products Ltd.	52,600	765

Baidu, Inc. ADR*	14,927	2,253

Baidu, Inc., Class A*	99,950	1,895

BeiGene Ltd. ADR*	1,891	408

Bosideng International Holdings Ltd.	478,000	268

BYD Co. Ltd., Class H	9,600	282

Centre Testing International Group Co. Ltd., Class A	184,200	550

China International Capital Corp. Ltd., Class H	374,000	755

China Vanke Co. Ltd., Class H	638,400	1,008

Chongqing Brewery Co. Ltd., Class A	45,800	836

Dongfeng Motor Group Co. Ltd., Class H	1,487,464	700

Focus Media Information Technology Co. Ltd., Class A	366,700	368

Glodon Co. Ltd., Class A	21,400	232

JD.com, Inc. ADR	14,373	631

JD.com, Inc., Class A	38,345	840

Jiumaojiu International Holdings Ltd.	257,000	607

KE Holdings, Inc. ADR*	29,268	551

LONGi Green Energy Technology Co. Ltd., Class A	16,500	97

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

China – 22.2% continued

Luzhou Laojiao Co. Ltd., Class A	32,900	$1,217

Meituan, Class B(2) *	89,920	1,633

NARI Technology Co. Ltd., Class A	67,580	267

Ping An Insurance Group Co. of China Ltd., Class H	296,500	1,922

Pony Testing International Group Co. Ltd., Class A	11,600	63

Proya Cosmetics Co. Ltd., Class A	9,900	263

Shenzhen Inovance Technology Co. Ltd., Class A	135,592	1,389

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	8,600	392

Tencent Holdings Ltd.	145,000	7,085

Topsports International Holdings Ltd.	707,620	642

Trip.com Group Ltd. ADR*	50,400	1,899

Want Want China Holdings Ltd.	1,523,969	979

Wuliangye Yibin Co. Ltd., Class A	2,700	77

Wuxi Biologics Cayman, Inc.*	26,500	164

Yadea Group Holdings Ltd.	170,000	437

Yifeng Pharmacy Chain Co. Ltd., Class A	34,600	292

Yum China Holdings, Inc.	35,177	2,230

Zijin Mining Group Co. Ltd., Class H	548,000	914

		38,423

Denmark – 0.2%

Novo Nordisk A/S, Class B	2,288	363

Egypt – 0.7%

Commercial International Bank Egypt S.A.E.	784,250	1,299

France – 0.7%

L’Oreal S.A.	513	229

LVMH Moet Hennessy Louis Vuitton S.E.	1,058	970

		1,199

Greece – 0.2%

OPAP S.A.	26,497	426

Hong Kong – 0.6%

AIA Group Ltd.	98,400	1,034

India – 11.7%

Asian Paints Ltd.	7,148	241

Axis Bank Ltd.	69,770	730

Bajaj Finance Ltd.	6,252	428

Bharat Electronics Ltd.	377,785	449

HDFC Bank Ltd.	91,896	1,807

HDFC Bank Ltd. ADR	30,562	2,038

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 61 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

India – 11.7% continued

Hero MotoCorp Ltd.	57,822	$1,654

Hindalco Industries Ltd.	85,223	422

Housing Development Finance Corp. Ltd.	63,283	2,028

ICICI Bank Ltd.	69,934	750

ICICI Bank Ltd. ADR	16,444	355

Infosys Ltd.	7,592	133

Infosys Ltd. ADR	54,415	949

Larsen & Toubro Ltd.	43,280	1,140

Maruti Suzuki India Ltd.	8,956	904

Reliance Industries Ltd.	50,542	1,437

Sun Pharmaceutical Industries Ltd.	47,632	571

Tata Consultancy Services Ltd.	79,290	3,105

Titan Co. Ltd.	14,692	451

TVS Motor Co. Ltd.	16,958	222

Varun Beverages Ltd.	31,529	532

		20,346

Indonesia – 3.9%

Astra International Tbk PT	4,429,608	1,778

Bank Central Asia Tbk PT	2,427,900	1,419

Bank Mandiri Persero Tbk PT	1,497,600	1,029

Bank Rakyat Indonesia Persero Tbk PT	1,130,000	357

Sumber Alfaria Trijaya Tbk PT	2,290,600	441

Telkom Indonesia Persero Tbk PT	5,888,100	1,596

Vale Indonesia Tbk PT*	540,000	240

		6,860

Macau – 0.4%

Galaxy Entertainment Group Ltd.*	108,000	718

Mexico – 6.7%

Alfa S.A.B. de C.V., Class A	1,435,370	912

America Movil S.A.B. de C.V. ADR*	94,716	1,994

Arca Continental S.A.B. de C.V.	25,100	228

Corp. Inmobiliaria Vesta S.A.B. de C.V.	74,600	235

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	46,400	518

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	19,100	373

Grupo Aeroportuario del Sureste S.A.B.de C.V., Class B	7,060	216

Grupo Financiero Banorte S.A.B. de C.V., Class O	188,000	1,583

Grupo Mexico S.A.B. de C.V., Class B	50,400	238

Wal-Mart de Mexico S.A.B. de C.V.	1,317,075	5,262

		11,559

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

Netherlands – 0.5%

ASML Holding N.V.	1,198	$819

Peru – 1.4%

Cia de Minas Buenaventura S.A.A. ADR	116,425	952

Credicorp Ltd.	10,986	1,455

		2,407

Philippines – 0.1%

BDO Unibank, Inc.	76,970	183

Poland – 0.2%

Dino Polska S.A.*	3,565	323

Russia – 0.0%

Gazprom PJSC(3) (4)	66,340	—

LUKOIL PJSC(3) (4)	9,885	—

Moscow Exchange MICEX-RTS PJSC(3) *	426,740	—

		—

Saudi Arabia – 1.8%

Alinma Bank	101,725	801

Elm Co.	3,317	391

Saudi Arabian Oil Co.	169,286	1,458

Saudi British Bank (The)	48,596	457

		3,107

Singapore – 0.5%

Sea Ltd. ADR*	9,312	806

South Africa – 4.9%

Anglo American PLC	22,408	742

Aspen Pharmacare Holdings Ltd.	32,657	336

Bid Corp. Ltd.	55,844	1,250

Bidvest Group (The) Ltd.	199,822	2,850

Capitec Bank Holdings Ltd.	681	65

Clicks Group Ltd.	29,437	425

Naspers Ltd., Class N	4,786	881

Standard Bank Group Ltd.	126,767	1,231

Truworths International Ltd.	218,327	654

		8,434

South Korea – 13.4%

Amorepacific Corp.	12,256	1,289

Coupang, Inc.*	26,000	416

Hyundai Mobis Co. Ltd.	4,573	763

Hyundai Motor Co.	20,516	2,927

Korea Aerospace Industries Ltd.	9,531	349

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	10,729	642

See Notes to the Financial Statements.

EQUITY FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

South Korea – 13.4% continued

LG Chem Ltd.	1,126	$622

LG H&H Co. Ltd.	993	460

NAVER Corp.	3,019	475

Orion Corp.	15,812	1,661

POSCO Holdings, Inc.	6,667	1,901

Samsung Biologics Co. Ltd.*	2,189	1,331

Samsung Electronics Co. Ltd.	167,216	8,292

Samsung SDI Co. Ltd.	2,725	1,553

SK Hynix, Inc.	7,120	491

		23,172

Taiwan – 10.3%

ASPEED Technology, Inc.	2,100	182

Chailease Holding Co. Ltd.	143,000	1,058

Delta Electronics, Inc.	100,000	993

E Ink Holdings, Inc.	101,000	619

Hon Hai Precision Industry Co. Ltd.	635,796	2,181

MediaTek, Inc.	60,000	1,566

Realtek Semiconductor Corp.	48,000	617

Taiwan Semiconductor Manufacturing Co. Ltd.	574,100	10,171

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,065	471

		17,858

Thailand – 1.8%

Bangkok Dusit Medical Services PCL NVDR	685,600	592

Bumrungrad Hospital PCL NVDR	130,100	859

Central Pattana PCL NVDR	181,800	366

CP ALL PCL (Registered)	428,500	777

PTT Exploration & Production PCL NVDR	107,600	475

		3,069

United Arab Emirates – 2.7%

Aldar Properties PJSC	338,563	429

Americana Restaurants International PLC*	330,044	343

Dubai Islamic Bank PJSC	639,481	913

Emaar Properties PJSC	1,969,264	3,005

		4,690

United Kingdom – 0.2%

BAE Systems PLC	32,506	394

United States – 2.5%

Globant S.A.*	4,310	707

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.3% (1) continued

United States – 2.5% continued

Linde PLC	630	$224

NVIDIA Corp.	2,853	793

Samsonite International S.A.*	251,200	772

Tenaris S.A. ADR	62,325	1,771

		4,267

Total Common Stocks

(Cost $147,777)		163,424

PREFERRED STOCKS – 1.8% (1)

Brazil – 1.5%

Gerdau S.A. ADR, 2.91%(5)	45,104	222

Itau Unibanco Holding S.A. ADR(5) *	504,169	2,455

		2,677

South Korea – 0.3%

Samsung Electronics Co. Ltd., 2.68%(5)	12,804	535

Total Preferred Stocks

(Cost $2,855)		3,212

RIGHTS – 0.0%

Brazil – 0.0%

Localiza Rent a Car S.A.*	93	—

Total Rights

(Cost $—)		—

INVESTMENT COMPANIES – 3.3%

iShares Core S&P 500 ETF	5,200	2,138

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(6) (7)	3,597,000	3,597

Total Investment Companies

(Cost $5,597)		5,735

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 63 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.6%

U.S. Treasury Bill, 4.46%, 5/11/23(8) (9)	$990	$985

Total Short-Term Investments

(Cost $985)		985

Total Investments – 100.0%

(Cost $157,214)		173,356

Liabilities less Other Assets – (0.0%)		(49)

Net Assets – 100.0%		$173,307

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of these restricted illiquid securities amounted to $0 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Gazprom PJSC	11/29/21-12/21/21	$301

LUKOIL PJSC	4/26/21-1/18/22	785

(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2023 is disclosed.
(8)	Discount rate at the time of purchase.
(9)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

NVDR – Non-Voting Depositary Receipt

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	56	$2,787	Long	6/23	$74

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	20.1%

Hong Kong Dollar	15.4

Korean Won	13.4

Taiwan Dollar	10.2

Indian Rupee	9.8

Mexican Peso	5.5

All other currencies less than 5%	25.6

Total Investments	100.0

Liabilities less Other Assets	(0.0)

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$10,974	$—	$—	$10,974

See Notes to the Financial Statements.

EQUITY FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

China	$7,972	$30,451	$—	$38,423

Egypt	1,299	—	—	1,299

India	3,342	17,004	—	20,346

Mexico	11,559	—	—	11,559

Peru	2,407	—	—	2,407

Singapore	806	—	—	806

South Korea	416	22,756	—	23,172

Taiwan	471	17,387	—	17,858

United States	3,495	772	—	4,267

All Other Countries(1)	—	32,313	—	32,313

Total Common Stocks	42,741	120,683	—	163,424

Preferred Stocks:

Brazil	2,677	—	—	2,677

South Korea	—	535	—	535

Total Preferred Stocks	2,677	535	—	3,212

Investment Companies	5,735	—	—	5,735

Short-Term Investments	—	985	—	985

Total Investments	$51,153	$122,203	$—	$173,356

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$74	$—	$—	$74
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 65 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1)

Australia – 1.0%

Allkem Ltd.*	59,535	$477

Bank of Queensland Ltd.	51,557	225

Beach Energy Ltd.	194,685	184

Charter Hall Group	22,435	167

CSR Ltd.	54,598	174

Elders Ltd.	27,681	160

Iluka Resources Ltd.	62,966	450

Incitec Pivot Ltd.	123,931	260

JB Hi-Fi Ltd.	8,651	247

OceanaGold Corp.	157,726	391

Region RE Ltd.	114,910	181

Rio Tinto PLC	14,817	1,004

Seven Group Holdings Ltd.	18,022	279

Super Retail Group Ltd.	31,386	264

Technology One Ltd.	35,423	347

		4,810

Austria – 0.5%

ams-OSRAM A.G.*	56,616	442

Erste Group Bank A.G.	33,442	1,106

Mondi PLC	43,516	690

		2,238

Belgium – 0.5%

Ageas S.A./N.V.	18,960	820

Anheuser-Busch InBev S.A./N.V.	12,137	809

Proximus S.A.DP	54,994	532

		2,161

Brazil – 0.8%

Atacadao S.A.	195,169	479

Cia de Saneamento Basico do Estado de Sao Paulo S.A.B.ESP*	55,008	549

MercadoLibre, Inc.*	1,164	1,534

Telefonica Brasil S.A.	113,798	869

Ultrapar Participacoes S.A.	195,275	538

		3,969

Burkina Faso – 0.2%

Endeavour Mining PLC	38,050	917

Canada – 4.5%

Alamos Gold, Inc., Class A	37,346	456

Alimentation Couche-Tard, Inc.	26,885	1,352

ARC Resources Ltd.	35,576	404

ATS Corp.*	11,139	466

Barrick Gold Corp.	62,303	1,157

Boardwalk Real Estate Investment Trust	9,570	390

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

Canada – 4.5% continued

Cameco Corp.	18,720	$490

Canadian National Railway Co.	13,308	1,570

Canadian Pacific Railway Ltd.	82,320	6,334

Celestica, Inc.*	31,141	402

Descartes Systems Group (The), Inc.*	4,127	333

Dundee Precious Metals, Inc.	50,055	365

Element Fleet Management Corp.	29,942	393

Finning International, Inc.	18,986	473

Headwater Exploration, Inc.	60,648	283

Kinross Gold Corp.	40,040	189

Laurentian Bank of Canada	7,008	165

Nuvei Corp.*	5,471	238

NuVista Energy Ltd.*	25,160	204

Parex Resources, Inc.	21,467	399

Shopify, Inc., Class A*	26,271	1,259

Stella-Jones, Inc.	8,760	336

Thomson Reuters Corp.	23,052	2,999

TransAlta Corp.	20,516	179

Tricon Residential, Inc.	25,907	201

Vermilion Energy, Inc.	10,447	136

Whitecap Resources, Inc.	45,420	351

		21,524

China – 0.8%

Baidu, Inc., Class A*	8,879	168

Beijing Capital International Airport Co. Ltd., Class H*	664,000	489

Dongfeng Motor Group Co. Ltd., Class H	1,072,977	505

Li Ning Co. Ltd.	291,500	2,298

Tencent Holdings Ltd.	11,300	552

		4,012

Denmark – 2.4%

Bavarian Nordic A/S*	6,686	192

DSV A/S	19,123	3,691

ISS A/S*	11,583	236

Jyske Bank A/S (Registered)*	5,241	368

Novo Nordisk A/S, Class B	42,343	6,719

Pandora A/S	3,048	292

		11,498

Finland – 0.7%

Konecranes OYJ	8,518	286

Nokia OYJ	234,483	1,153

TietoEVRY OYJ	10,493	329

See Notes to the Financial Statements.

EQUITY FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

Finland – 0.7% continued

Valmet OYJ	14,602	$474

Wartsila OYJ Abp	90,653	857

		3,099

France – 9.6%

Accor S.A.*	6,480	211

Air Liquide S.A.	6,474	1,085

Alstom S.A.	82,192	2,246

Arkema S.A.	3,952	391

AXA S.A.	122,064	3,732

BNP Paribas S.A.	34,449	2,060

Carrefour S.A.	107,924	2,182

Cie de Saint-Gobain	24,997	1,423

Danone S.A.	42,693	2,654

Dassault Aviation S.A.	1,920	380

Dassault Systemes S.E.	10,229	422

Edenred	3,372	200

Eiffage S.A.	4,685	507

Elis S.A.	21,157	405

Engie S.A.	121,448	1,921

Ipsen S.A.	1,946	215

Kering S.A.	2,933	1,914

Klepierre S.A.	18,037	409

La Francaise des Jeux S.A.E.M.(2)	4,597	192

LVMH Moet Hennessy Louis Vuitton S.E.	7,135	6,539

Nexans S.A.	2,779	277

Nexity S.A.	7,500	189

Orange S.A.	106,586	1,266

Pernod Ricard S.A.	14,839	3,362

Renault S.A.*	26,616	1,087

Rexel S.A.*	18,861	451

Societe Generale S.A.	44,833	1,012

SOITEC*	1,285	207

Sopra Steria Group S.A.CA	2,462	518

SPIE S.A.	13,818	401

Technip Energies N.V.	11,440	244

Teleperformance	7,803	1,885

TotalEnergies S.E.	55,921	3,299

Valeo	29,369	604

Vallourec S.A.*	26,450	334

Vinci S.A.	11,654	1,337

Vivendi S.E.	21,514	217

		45,778

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

Germany – 5.5%

AIXTRON S.E.	12,944	$438

Allianz S.E. (Registered)	5,363	1,238

Aurubis A.G.	3,435	317

Bayer A.G. (Registered)	22,840	1,455

Bechtle A.G.	9,025	431

CECONOMY A.G.*	59,260	161

Continental A.G.	9,637	720

CTS Eventim A.G. & Co. KGaA*	4,371	272

Daimler Truck Holding A.G.*	43,527	1,470

Deutsche Pfandbriefbank A.G.	23,683	205

Deutsche Telekom A.G. (Registered)	80,817	1,958

Encavis A.G.	11,717	201

Evonik Industries A.G.	32,084	674

Freenet A.G.	13,233	344

Fresenius S.E. & Co. KGaA	40,443	1,090

GEA Group A.G.	8,837	402

Gerresheimer A.G.	5,179	512

HeidelbergCement A.G.	20,710	1,511

HUGO BOSS A.G.	5,411	388

LANXESS A.G.	1,971	81

Mercedes-Benz Group A.G.	9,833	755

Rheinmetall A.G.	1,328	395

RTL Group S.A.	11,404	562

RWE A.G.	33,163	1,426

SAP S.E.	45,219	5,688

Siemens Healthineers A.G.(2)	52,181	3,001

TAG Immobilien A.G.	28,205	195

VERBIO Vereinigte BioEnergie A.G.	2,920	137

Vitesco Technologies Group A.G.*	4,328	313

		26,340

Hong Kong – 1.7%

AIA Group Ltd.	287,511	3,021

China High Precision Automation Group Ltd.(3) *	982,000	—

CK Asset Holdings Ltd.	157,737	956

Hysan Development Co. Ltd.	73,000	208

Melco Resorts & Entertainment Ltd. ADR*	19,248	245

Pacific Basin Shipping Ltd.	643,000	250

Prudential PLC	188,809	2,582

United Laboratories International Holdings (The) Ltd.	254,000	176

WH Group Ltd.(2)	1,305,429	776

		8,214

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 67 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

India – 0.9%

HDFC Bank Ltd.	42,300	$831

ICICI Bank Ltd. ADR	164,860	3,558

		4,389

Indonesia – 0.2%

Bank Mandiri Persero Tbk PT	1,076,740	740

Ireland – 1.1%

AIB Group PLC	179,248	721

AIB Group PLC (Tradegate Exchange)	338	1

Bank of Ireland Group PLC	65,434	662

Bank of Ireland Group PLC (London Stock Exchange)	88,261	898

Dalata Hotel Group PLC*	59,311	270

Glanbia PLC	24,636	357

Ryanair Holdings PLC ADR*	26,306	2,480

		5,389

Israel – 0.2%

Perion Network Ltd.*	18,589	736

Italy – 4.3%

Assicurazioni Generali S.p.A.	56,380	1,125

Banco BPM S.p.A.	87,828	344

BPER Banca	262,484	649

Buzzi Unicem S.p.A.	14,030	341

Coca-Cola HBC A.G. - CDI*	15,280	418

Enel S.p.A.	500,471	3,057

Eni S.p.A.	136,147	1,907

Ferrari N.V.	20,501	5,552

Iren S.p.A.	113,455	218

Leonardo S.p.A.	20,984	247

Reply S.p.A.	3,206	404

Saras S.p.A.*	127,122	198

UniCredit S.p.A.	324,443	6,145

		20,605

Japan – 12.1%

Alfresa Holdings Corp.	30,893	396

Alps Alpine Co. Ltd.	63,839	614

Amada Co. Ltd.	55,220	518

Asics Corp.	8,100	230

BayCurrent Consulting, Inc.	6,100	253

Benesse Holdings, Inc.	2,297	34

CKD Corp.	15,600	254

Credit Saison Co. Ltd.	16,400	209

Daido Steel Co. Ltd.	8,700	343

Daihen Corp.	7,600	255

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

Japan – 12.1% continued

Dai-ichi Life Holdings, Inc.	57,469	$1,056

DeNA Co. Ltd.	29,300	400

Ebara Corp.	6,200	288

Eiken Chemical Co. Ltd.	15,000	177

Eisai Co. Ltd.	5,956	339

FANUC Corp.	81,500	2,939

Fuji Media Holdings, Inc.	19,470	176

Fuji Soft, Inc.	4,600	267

Fujikura Ltd.	41,000	291

FULLCAST Holdings Co. Ltd.	10,500	192

Fuyo General Lease Co. Ltd.	3,100	211

Goldwin, Inc.	2,600	248

H.U. Group Holdings, Inc.	12,800	257

Hakuhodo DY Holdings, Inc.	36,120	409

Hino Motors Ltd.*	110,494	463

Honda Motor Co. Ltd.	66,071	1,758

INFRONEER Holdings, Inc.	34,200	264

Inpex Corp.	71,808	764

Internet Initiative Japan, Inc.	28,800	600

Invincible Investment Corp.	595	250

Isuzu Motors Ltd.	75,504	904

J Front Retailing Co. Ltd.	29,700	296

Japan Airlines Co. Ltd.	31,743	619

Jeol Ltd.	6,400	207

JGC Holdings Corp.	57,470	713

Kaneka Corp.	11,500	300

Kenedix Office Investment Corp.	84	194

Keyence Corp.	8,620	4,226

Kirin Holdings Co. Ltd.	67,973	1,076

Komeri Co. Ltd.	9,400	194

Konica Minolta, Inc.	66,000	284

Lasertec Corp.	15,500	2,748

Makita Corp.	37,317	928

Mebuki Financial Group, Inc.	98,700	242

Mitsubishi Estate Co. Ltd.	70,440	841

Mitsubishi UFJ Financial Group, Inc.	239,514	1,537

Morinaga Milk Industry Co. Ltd.	4,700	169

MS&AD Insurance Group Holdings, Inc.	36,225	1,125

Murata Manufacturing Co. Ltd.	36,100	2,204

NET One Systems Co. Ltd.	8,600	206

Nextage Co. Ltd.	9,400	196

Nichicon Corp.	24,300	254

Nikon Corp.	60,916	624

See Notes to the Financial Statements.

EQUITY FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

Japan – 12.1% continued

Nippon Accommodations Fund, Inc.	46	$207

Nippon Television Holdings, Inc.	36,372	314

Nissan Motor Co. Ltd.	268,398	1,021

Nissui Corp.	48,000	197

Nomura Holdings, Inc.	80,583	311

Ono Pharmaceutical Co. Ltd.	41,178	859

Organo Corp.	8,800	240

Rengo Co. Ltd.	53,400	346

Resona Holdings, Inc.	197,407	954

Resorttrust, Inc.	17,000	271

Round One Corp.	49,900	193

Sankyo Co. Ltd.	7,400	309

Sankyu, Inc.	6,800	252

Sanwa Holdings Corp.	26,200	281

Shimamura Co. Ltd.	3,000	305

Shinko Electric Industries Co. Ltd.	14,700	457

Stanley Electric Co. Ltd.	33,409	742

Starts Corp., Inc.	9,200	177

Subaru Corp.	50,932	815

Sumitomo Bakelite Co. Ltd.	3,400	133

Sumitomo Electric Industries Ltd.	80,593	1,035

Sumitomo Forestry Co. Ltd.	10,500	208

Sumitomo Heavy Industries Ltd.	23,983	588

Sumitomo Mitsui Financial Group, Inc.	26,600	1,067

Sumitomo Mitsui Trust Holdings, Inc.	36,107	1,237

Sumitomo Rubber Industries Ltd.	46,031	417

Suzuken Co. Ltd.	9,900	250

T&D Holdings, Inc.	117,691	1,462

Taiheiyo Cement Corp.	23,711	446

Takeda Pharmaceutical Co. Ltd.	84,972	2,791

Takeuchi Manufacturing Co. Ltd.	11,200	249

TechnoPro Holdings, Inc.	10,800	299

THK Co. Ltd.	31,916	739

Tokai Carbon Co. Ltd.	22,500	215

Tokyo Electron Ltd.	6,000	734

Tokyo Ohka Kogyo Co. Ltd.	4,300	250

Tokyo Seimitsu Co. Ltd.	6,200	240

Tokyo Tatemono Co. Ltd.	20,300	248

Toyo Suisan Kaisha Ltd.	5,300	222

Toyo Tire Corp.	20,600	241

Tsuruha Holdings, Inc.	8,527	570

Visional, Inc.*	2,600	146

YA-MAN Ltd.	20,500	185

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

Japan – 12.1% continued

Yamato Holdings Co. Ltd.	62,530	$1,073

Zenkoku Hosho Co. Ltd.	5,700	215

		58,053

Macau – 0.1%

Sands China Ltd.*	108,400	378

Malaysia – 0.1%

CIMB Group Holdings Bhd.	460,271	554

Mexico – 0.1%

Fresnillo PLC	49,912	459

Netherlands – 5.9%

Aalberts N.V.	4,558	215

ABN AMRO Bank N.V. - C.V.A.	86,204	1,369

Adyen N.V.(2) *	2,255	3,576

Akzo Nobel N.V.	27,378	2,137

ASM International N.V.	9,220	3,744

ASML Holding N.V.	2,790	1,906

ASML Holding N.V. (Registered)	5,917	4,028

ASR Nederland N.V.	10,350	413

BE Semiconductor Industries N.V.	3,614	316

Fugro N.V.*	22,589	286

ING Groep N.V.	260,153	3,095

Koninklijke Philips N.V.	160,332	2,927

OCI N.V.	8,789	298

Pharming Group N.V.*	183,285	244

Shell PLC	126,431	3,621

VEON Ltd. ADR*	6,908	122

		28,297

Nigeria – 0.0%

Airtel Africa PLC	54,977	72

Norway – 0.0%

Norsk Hydro ASA	22,642	169

Peru – 0.0%

Credicorp Ltd.	1,439	191

Russia – 0.0%

Gazprom PJSC ADR(3) *	54,380	—

LUKOIL PJSC ADR(3) *	4,766	—

Mobile TeleSystems PJSC ADR(3) (4) *	64,508	—

Sberbank of Russia PJSC(3) (5) *	186,456	—

		—

Singapore – 0.3%

Frasers Logistics & Commercial Trust	225,600	223

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 69 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

Singapore – 0.3% continued

Sembcorp Industries Ltd.	180,500	$596

United Overseas Bank Ltd.	33,300	747

		1,566

South Africa – 0.3%

Anglo American PLC	27,615	914

MTN Group Ltd.	19,961	143

Old Mutual Ltd.	613,833	407

		1,464

South Korea – 2.7%

Coway Co. Ltd.	12,615	510

Daeduck Electronics Co. Ltd./New	12,767	235

Dentium Co. Ltd.	3,808	411

Hankook Tire & Technology Co. Ltd.	17,551	472

HK inno N Corp.	7,393	195

Hyundai Mobis Co. Ltd.	5,837	974

JYP Entertainment Corp.	6,131	366

KB Financial Group, Inc.	35,056	1,288

KT Corp. ADR	80,883	917

LEENO Industrial, Inc.	1,862	207

LG Innotek Co. Ltd.	1,216	255

Lotte Chilsung Beverage Co. Ltd.	1,944	247

Medytox, Inc.	1,426	243

Samsung Electronics Co. Ltd.	69,922	3,467

Samsung Engineering Co. Ltd.*	18,491	453

Shinhan Financial Group Co. Ltd.	44,239	1,205

SK Hynix, Inc.	21,037	1,451

Youngone Corp.	5,955	210

		13,106

Spain – 2.0%

Acerinox S.A.	29,198	301

Aena S.M.E. S.A.*	10,210	1,653

Amadeus IT Group S.A.*	53,219	3,563

Applus Services S.A.	25,367	198

Bankinter S.A.	70,700	401

CaixaBank S.A.	113,693	443

Cia de Distribucion Integral Logista Holdings S.A.	10,680	267

Corp. ACCIONA Energias Renovables S.A.	6,231	242

Iberdrola S.A.	78,866	982

Industria de Diseno Textil S.A.	40,109	1,347

Merlin Properties Socimi S.A.	31,687	278

		9,675

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

Sweden – 3.0%

Atlas Copco AB, Class A	168,500	$2,136

Avanza Bank Holding AB	11,285	266

Evolution AB	59,364	7,965

Hexatronic Group AB	15,611	178

Loomis AB	5,952	204

SKF AB, Class B	68,916	1,360

Storskogen Group AB, Class B	210,398	175

Swedbank AB, Class A	40,348	662

Telefonaktiebolaget LM Ericsson, Class B	157,025	922

Trelleborg AB, Class B	11,840	337

Wihlborgs Fastigheter AB	31,540	242

		14,447

Switzerland – 4.4%

Adecco Group A.G. (Registered)	31,569	1,149

Baloise Holding A.G. (Registered)	1,238	193

Bucher Industries A.G. (Registered)	929	434

Cie Financiere Richemont S.A., Class A (Registered)	3,150	505

Flughafen Zurich A.G. (Registered)*	575	105

Galenica A.G.	5,116	433

Julius Baer Group Ltd.	6,668	457

Lonza Group A.G. (Registered)	3,761	2,262

Novartis A.G. (Registered)	46,442	4,264

PSP Swiss Property A.G. (Registered)	4,057	461

Siegfried Holding A.G. (Registered)*	388	286

Sika A.G. (Registered)	15,358	4,311

Sulzer A.G. (Registered)	3,687	312

Swatch Group (The) A.G. (Bearer)	3,439	1,182

Swissquote Group Holding S.A. (Registered)	1,916	376

Tecan Group A.G. (Registered)	728	319

UBS Group A.G. (Registered)	136,930	2,891

Zurich Insurance Group A.G.	1,914	916

		20,856

Taiwan – 0.3%

Catcher Technology Co. Ltd.	101,388	633

Hon Hai Precision Industry Co. Ltd.	194,941	669

		1,302

Thailand – 0.2%

Kasikornbank PCL (Registered)	62,838	244

Kasikornbank PCL NVDR	186,617	726

		970

See Notes to the Financial Statements.

EQUITY FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

United Kingdom – 10.5%

4imprint Group PLC	4,951	$295

Abcam PLC ADR*	19,733	266

AstraZeneca PLC	44,226	6,139

Babcock International Group PLC*	110,691	409

BAE Systems PLC	201,048	2,437

Balfour Beatty PLC	62,480	287

Barclays PLC	1,131,755	2,043

Beazley PLC	27,592	203

Berkeley Group Holdings PLC	13,493	700

BP PLC	528,170	3,344

British American Tobacco PLC	18,433	646

British Land (The) Co. PLC	93,346	448

BT Group PLC	450,418	810

Bunzl PLC	35,214	1,331

Compass Group PLC	75,211	1,891

Computacenter PLC	14,008	371

CVS Group PLC	12,504	287

Diageo PLC	21,636	966

Drax Group PLC	29,351	220

Dunelm Group PLC	13,352	183

easyJet PLC*	156,762	1,007

Harbour Energy PLC	54,734	186

Hays PLC	124,054	171

IG Group Holdings PLC	32,173	278

IMI PLC	12,345	234

Inchcape PLC	36,079	346

J Sainsbury PLC	193,068	665

Kingfisher PLC	140,413	454

Land Securities Group PLC	64,118	493

LondonMetric Property PLC	102,132	222

Man Group PLC/Jersey	92,387	269

Marks & Spencer Group PLC*	220,229	455

Moneysupermarket.com Group PLC	44,484	137

OSB Group PLC	64,190	383

Playtech PLC*	34,426	224

QinetiQ Group PLC	54,721	219

Reckitt Benckiser Group PLC	35,376	2,688

RELX PLC	29,978	970

RELX PLC (London Stock Exchange)	29,973	971

Rolls-Royce Holdings PLC*	2,593,781	4,790

RS GROUP PLC	26,558	300

Safestore Holdings PLC	31,378	368

Sage Group (The) PLC	329,950	3,161

Savills PLC	16,105	197

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.2% (1) continued

United Kingdom – 10.5% continued

Serco Group PLC	175,338	$332

Spectris PLC	5,593	253

Standard Chartered PLC	212,318	1,615

Tate & Lyle PLC	24,265	235

Unilever PLC	67,682	3,506

Virgin Money UK PLC	108,273	196

WPP PLC	126,143	1,497

		50,098

United States – 15.3%

Accenture PLC, Class A	13,781	3,939

Aon PLC, Class A	26,665	8,407

Arch Capital Group Ltd.*	41,920	2,845

Atlassian Corp., Class A*	9,946	1,702

BRP, Inc.	6,774	530

CSL Ltd.	26,249	5,065

EPAM Systems, Inc.*	3,212	960

Experian PLC	126,206	4,154

Ferguson PLC	19,850	2,619

Globant S.A.*	4,530	743

GSK PLC	178,854	3,190

Holcim A.G.*	19,378	1,250

ICON PLC*	37,835	8,081

IMAX Corp.*	10,994	211

Inmode Ltd.*	8,841	283

International Game Technology PLC	12,834	344

Linde PLC	7,911	2,812

Medtronic PLC	24,644	1,987

Mettler-Toledo International, Inc.*	2,054	3,143

Nestle S.A. (Registered)	32,965	4,024

ResMed, Inc.	11,175	2,447

Roche Holding A.G. (Genusschein)	8,259	2,364

Sanofi	14,337	1,561

Schneider Electric S.E.	28,199	4,714

Signify N.V.	9,830	328

STERIS PLC	17,293	3,308

Waste Connections, Inc.	18,010	2,505

		73,516

Total Common Stocks

(Cost $353,280)		441,592

PREFERRED STOCKS – 0.5% (1)

Brazil – 0.3%

Banco Bradesco S.A. ADR*	601,340	1,575

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 71 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 0.5% (1) continued

Germany – 0.2%

Henkel A.G. & Co. KGaA, 2.57%(6)	11,973	$936

Total Preferred Stocks

(Cost $2,530)		2,511

INVESTMENT COMPANIES – 5.9%

iShares Core MSCI EAFE ETF	1,791	120

iShares MSCI ACWI ex U.S. ETF	58,500	2,853

iShares MSCI EAFE ETF	54,438	3,893

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(7) (8)	19,399,445	19,399

Vanguard FTSE Developed Markets ETF	38,713	1,749

Total Investment Companies

(Cost $27,515)		28,014

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.9%

U.S. Treasury Bill, 4.46%, 5/11/23(9) (10)	$4,460	$4,438

Total Short-Term Investments

(Cost $4,438)		4,438

Total Investments – 99.5%

(Cost $387,763)		476,555

Other Assets less Liabilities – 0.5%		2,623

Net Assets – 100.0%		$479,178

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(4)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of these restricted illiquid securities amounted to $0 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Mobile TeleSystems PJSC ADR	1/28/22-2/11/22	$498

(5)	Restricted security.

(6)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(8)	7-day current yield as of March 31, 2023 is disclosed.

(9)	Discount rate at the time of purchase.

(10)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI EAFE Index (United States Dollar)	117	$12,265	Long	6/23	$320

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	29.1%

United States Dollar	20.9

British Pound	14.5

Japanese Yen	12.1

Swiss Franc	6.0

All other currencies less than 5%	16.9

Total Investments	99.5

Other Assets less Liabilities	0.5

Net Assets	100.0%

See Notes to the Financial Statements.

EQUITY FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Australia	$391	$4,419	$—	$4,810

Brazil	3,969	—	—	3,969

Burkina Faso	917	—	—	917

Canada	21,524	—	—	21,524

Hong Kong	245	7,969	—	8,214

India	3,558	831	—	4,389

Ireland	2,481	2,908	—	5,389

Israel	736	—	—	736

Netherlands	4,150	24,147	—	28,297

Peru	191	—	—	191

South Korea	917	12,189	—	13,106

United Kingdom	266	49,832	—	50,098

United States	44,247	29,269	—	73,516

All Other Countries(1)	—	226,436	—	226,436

Total Common Stocks	83,592	358,000	—	441,592

Preferred Stocks:

Brazil	1,575	—	—	1,575

Germany	—	936	—	936

Total Preferred Stocks	1,575	936	—	2,511

Investment Companies	28,014	—	—	28,014

Short-Term Investments	—	4,438	—	4,438

Total Investments	$113,181	$363,374	$—	$476,555

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$320	$—	$—	$320
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 73 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1)

Australia – 0.1%

AngloGold Ashanti Ltd.	91,418	$2,215

Brazil – 3.5%

Ambev S.A.*	1,043,960	2,960

Atacadao S.A.	131,600	323

B3 S.A. - Brasil Bolsa Balcao	1,335,595	2,722

Banco Bradesco S.A.*	350,877	821

Banco BTG Pactual S.A*	253,600	981

Banco do Brasil S.A.	187,544	1,448

Banco Santander Brasil S.A.	79,636	422

BB Seguridade Participacoes S.A.	150,201	963

CCR S.A.	258,400	648

Centrais Eletricas Brasileiras S.A.	270,800	1,776

Cia de Saneamento Basico do Estado de Sao Paulo S.A.B.ESP*	75,871	757

Cia Siderurgica Nacional S.A.	139,590	425

Cosan S.A.	270,788	808

CPFL Energia S.A.	49,600	310

Energisa S/A	42,000	334

Eneva S.A.*	196,900	407

Engie Brasil Energia S.A.	44,747	354

Equatorial Energia S.A.	225,670	1,200

Hapvida Participacoes e Investimentos S.A.*	1,024,784	532

Hypera S.A.*	89,258	667

Klabin S.A.	173,241	619

Localiza Rent a Car S.A.	165,217	1,736

Lojas Renner S.A.*	220,046	721

Magazine Luiza S.A.*	670,100	438

Natura & Co. Holding S.A.	199,301	519

Petro Rio S.A.*	156,000	961

Petroleo Brasileiro S.A.	822,834	4,309

Raia Drogasil S.A.	240,792	1,159

Rede D’Or Sao Luiz S.A.*	123,500	520

Rumo S.A.	289,194	1,075

Sendas Distribuidora S/A	267,000	818

Suzano S.A.	164,285	1,351

Telefonica Brasil S.A.	112,473	859

TIM S.A.*	191,795	475

TOTVS S.A.*	112,755	625

Ultrapar Participacoes S.A.	162,848	449

Vale S.A.	842,413	13,313

Vibra Energia S.A.	259,800	745

WEG S.A.	368,548	2,945

		52,495

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Cayman Islands – 0.0%

China Huishan Dairy Holdings Co. Ltd.(2) *	1,922,380	$—

Chile – 0.4%

Banco de Chile	10,133,353	984

Banco de Credito e Inversiones S.A.	12,619	370

Banco Santander Chile	14,020,156	622

Cencosud S.A.	316,529	612

Cia Cervecerias Unidas S.A.	28,500	219

Cia Sud Americana de Vapores S.A.	3,271,831	325

Empresas CMPC S.A.	239,852	401

Empresas Copec S.A.	83,005	586

Enel Americas S.A.	4,571,972	602

Enel Chile S.A.	6,038,163	329

Falabella S.A.	158,562	365

		5,415

China – 31.0%

360 DigiTech, Inc. ADR	26,488	514

360 Security Technology, Inc., Class A	113,900	289

37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	24,100	100

3peak, Inc., Class A	1,475	52

3SBio, Inc.	326,500	325

AAC Technologies Holdings, Inc.*	152,500	374

Advanced Micro-Fabrication Equipment, Inc. China, Class A*	7,398	159

AECC Aero-Engine Control Co. Ltd., Class A	19,700	70

AECC Aviation Power Co. Ltd., Class A	34,100	215

Agricultural Bank of China Ltd., Class A	1,162,300	527

Agricultural Bank of China Ltd., Class H	6,456,367	2,393

Aier Eye Hospital Group Co. Ltd., Class A	91,671	416

Air China Ltd., Class A*	120,500	188

Air China Ltd., Class H*	406,705	365

Airtac International Group	30,765	1,208

Akeso, Inc.*	102,000	524

Alibaba Group Holding Ltd.*	3,261,680	41,481

Alibaba Health Information Technology Ltd.*	1,044,000	757

Aluminum Corp. of China Ltd., Class A	145,900	118

Aluminum Corp. of China Ltd., Class H	907,435	458

Amlogic Shanghai Co. Ltd., Class A*	6,175	76

Angel Yeast Co. Ltd., Class A	9,100	55

Anhui Conch Cement Co. Ltd., Class A	47,700	197

See Notes to the Financial Statements.

EQUITY FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Anhui Conch Cement Co. Ltd., Class H	278,075	$967

Anhui Gujing Distillery Co. Ltd., Class A	5,300	229

Anhui Gujing Distillery Co. Ltd., Class B	24,500	438

Anhui Honglu Steel Construction Group Co. Ltd., Class A	10,280	50

Anhui Kouzi Distillery Co. Ltd., Class A	9,600	98

Anhui Yingjia Distillery Co. Ltd., Class A	9,500	92

Anjoy Foods Group Co. Ltd., Class A	4,100	98

ANTA Sports Products Ltd.	267,432	3,890

Apeloa Pharmaceutical Co. Ltd., Class A	9,400	29

Asia - Potash International Investment Guangzhou Co. Ltd., Class A*	11,600	46

Asymchem Laboratories Tianjin Co. Ltd., Class A	4,340	85

Autobio Diagnostics Co. Ltd., Class A	8,000	71

Autohome, Inc. ADR	16,023	536

Avary Holding Shenzhen Co. Ltd., Class A	23,000	104

AVIC Industry-Finance Holdings Co. Ltd., Class A	127,300	76

AviChina Industry & Technology Co. Ltd., Class H	558,313	292

AVICOPTER PLC, Class A	9,300	57

Baidu, Inc., Class A*	485,882	9,212

Bank of Beijing Co. Ltd., Class A	267,900	172

Bank of Changsha Co. Ltd., Class A	50,200	58

Bank of Chengdu Co. Ltd., Class A	35,500	70

Bank of China Ltd., Class A	427,900	210

Bank of China Ltd., Class H	17,504,652	6,700

Bank of Communications Co. Ltd., Class A	544,600	406

Bank of Communications Co. Ltd., Class H	1,926,117	1,209

Bank of Hangzhou Co. Ltd., Class A	81,220	138

Bank of Jiangsu Co. Ltd., Class A	202,344	207

Bank of Nanjing Co. Ltd., Class A	129,396	169

Bank of Ningbo Co. Ltd., Class A	85,950	343

Bank of Shanghai Co. Ltd., Class A	168,471	147

Bank of Suzhou Co. Ltd., Class A	26,200	27

Baoshan Iron & Steel Co. Ltd., Class A	294,496	267

BBMG Corp., Class A	139,100	50

BeiGene Ltd.*	135,834	2,245

Beijing Capital International Airport Co. Ltd., Class H*	392,000	289

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Beijing Dabeinong Technology Group Co. Ltd., Class A*	40,700	$46

Beijing Easpring Material Technology Co. Ltd., Class A	6,500	55

Beijing Enlight Media Co. Ltd., Class A	44,100	57

Beijing Enterprises Holdings Ltd.	107,271	387

Beijing Enterprises Water Group Ltd.	833,886	209

Beijing Kingsoft Office Software, Inc., Class A	5,789	399

Beijing New Building Materials PLC, Class A	20,100	79

Beijing Shiji Information Technology Co. Ltd., Class A	13,600	51

Beijing Tongrentang Co. Ltd., Class A	17,800	143

Beijing United Information Technology Co. Ltd., Class A	5,655	68

Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	7,970	135

Beijing Yanjing Brewery Co. Ltd., Class A	47,400	97

Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	2,400	27

Bethel Automotive Safety Systems Co. Ltd., Class A	5,800	60

Betta Pharmaceuticals Co. Ltd., Class A	6,800	58

BGI Genomics Co. Ltd., Class A	7,400	74

Bilibili, Inc., Class Z*	41,811	982

Bloomage Biotechnology Corp. Ltd., Class A	4,950	82

BOC Aviation Ltd.	44,800	346

BOC International China Co. Ltd., Class A	28,600	45

BOE Technology Group Co. Ltd., Class A	538,400	349

Bosideng International Holdings Ltd.	698,000	391

BTG Hotels Group Co. Ltd., Class A	18,600	63

BYD Co. Ltd., Class A	24,000	900

BYD Co. Ltd., Class H	181,699	5,339

BYD Electronic International Co. Ltd.	150,500	470

By-health Co. Ltd., Class A	24,200	75

C&D International Investment Group Ltd.	136,000	445

Caitong Securities Co. Ltd., Class A	91,810	101

Canmax Technologies Co. Ltd., Class A	8,800	66

CECEP Solar Energy Co. Ltd., Class A	45,600	45

CECEP Wind-Power Corp., Class A	100,620	57

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 75 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

CETC Cyberspace Security Technology Co. Ltd., Class A	12,900	$73

CGN Power Co. Ltd., Class H	2,311,000	554

Changchun High & New Technology Industry Group, Inc., Class A	5,100	122

Changjiang Securities Co. Ltd., Class A	97,000	79

Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	4,200	73

Chaozhou Three-Circle Group Co. Ltd., Class A	27,200	119

Chengtun Mining Group Co. Ltd., Class A	38,900	32

Chengxin Lithium Group Co. Ltd., Class A	8,300	42

China Baoan Group Co. Ltd., Class A	38,400	64

China Cinda Asset Management Co. Ltd., Class H	1,881,000	238

China CITIC Bank Corp. Ltd., Class H	1,953,286	984

China Coal Energy Co. Ltd., Class H	440,000	334

China Communications Services Corp. Ltd., Class H	523,035	258

China Conch Venture Holdings Ltd.	348,000	605

China Construction Bank Corp., Class A	102,900	89

China Construction Bank Corp., Class H	21,189,693	13,707

China CSSC Holdings Ltd., Class A	57,000	195

China Eastern Airlines Corp. Ltd., Class A*	145,900	109

China Energy Engineering Corp. Ltd., Class A	430,300	151

China Everbright Bank Co. Ltd., Class A	562,500	246

China Everbright Bank Co. Ltd., Class H	715,000	217

China Everbright Environment Group Ltd.	782,629	337

China Evergrande Group(2) *	1,126,411	2

China Feihe Ltd.	835,000	632

China Galaxy Securities Co. Ltd., Class A	66,700	97

China Galaxy Securities Co. Ltd., Class H	766,500	387

China Gas Holdings Ltd.	661,095	935

China Great Wall Securities Co. Ltd., Class A	36,100	44

China Greatwall Technology Group Co. Ltd., Class A	30,000	54

China Hongqiao Group Ltd.	497,500	479

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

China International Capital Corp. Ltd., Class A	15,200	$86

China International Capital Corp. Ltd., Class H	326,000	658

China Jinmao Holdings Group Ltd.	1,199,791	235

China Jushi Co. Ltd., Class A	51,222	109

China Lesso Group Holdings Ltd.	232,000	208

China Life Insurance Co. Ltd., Class A	35,600	173

China Life Insurance Co. Ltd., Class H	1,648,544	2,715

China Literature Ltd.*	87,400	447

China Longyuan Power Group Corp. Ltd., Class H	733,473	840

China Medical System Holdings Ltd.	289,000	458

China Meheco Co. Ltd., Class A	22,960	46

China Meidong Auto Holdings Ltd.	150,000	325

China Mengniu Dairy Co. Ltd.*	695,870	2,854

China Merchants Bank Co. Ltd., Class A	268,179	1,334

China Merchants Bank Co. Ltd., Class H	862,933	4,397

China Merchants Energy Shipping Co. Ltd., Class A	111,600	114

China Merchants Port Holdings Co. Ltd.	293,907	452

China Merchants Securities Co. Ltd., Class A	108,810	219

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	94,300	187

China Minsheng Banking Corp. Ltd., Class A	498,440	251

China Minsheng Banking Corp. Ltd., Class H	1,360,154	466

China National Building Material Co. Ltd., Class H	860,000	705

China National Chemical Engineering Co. Ltd., Class A	73,800	100

China National Nuclear Power Co. Ltd., Class A	233,298	217

China National Software & Service Co. Ltd., Class A	8,000	80

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	46,900	179

China Oilfield Services Ltd., Class H	404,757	415

China Overseas Land & Investment Ltd.	834,195	2,020

China Overseas Property Holdings Ltd.	280,000	344

China Pacific Insurance Group Co. Ltd., Class A	95,800	361

See Notes to the Financial Statements.

EQUITY FUNDS   76   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

China Pacific Insurance Group Co. Ltd., Class H	575,537	$1,538

China Petroleum & Chemical Corp., Class A	440,800	361

China Petroleum & Chemical Corp., Class H	5,588,628	3,293

China Power International Development Ltd.	1,155,000	458

China Railway Group Ltd., Class A	257,500	259

China Railway Group Ltd., Class H	899,827	552

China Railway Signal &

Communication Corp. Ltd., Class A	110,341	87

China Rare Earth Resources And

Technology Co. Ltd., Class A*	14,300	70

China Resources Beer Holdings Co. Ltd.	354,948	2,858

China Resources Cement Holdings Ltd.	518,000	255

China Resources Gas Group Ltd.	205,658	760

China Resources Land Ltd.	707,432	3,242

China Resources Microelectronics Ltd., Class A	12,584	111

China Resources Mixc Lifestyle Services Ltd.	151,600	798

China Resources Pharmaceutical Group Ltd.	318,000	253

China Resources Power Holdings Co. Ltd.	423,735	900

China Resources Sanjiu Medical &

Pharmaceutical Co. Ltd., Class A	15,200	127

China Ruyi Holdings Ltd.*	1,172,000	308

China Shenhua Energy Co. Ltd., Class A	90,700	372

China Shenhua Energy Co. Ltd., Class H	736,136	2,322

China Southern Airlines Co. Ltd., Class A*	149,900	172

China Southern Airlines Co. Ltd., Class H*	390,530	280

China State Construction Engineering Corp. Ltd., Class A	549,480	465

China State Construction International Holdings Ltd.	451,600	510

China Taiping Insurance Holdings Co. Ltd.	305,304	326

China Three Gorges Renewables Group Co. Ltd., Class A	375,300	300

China Tourism Group Duty Free Corp. Ltd., Class A	25,200	677

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

China Tourism Group Duty Free Corp. Ltd., Class H*	14,900	$367

China Tower Corp. Ltd., Class H	9,802,000	1,186

China Traditional Chinese Medicine

Holdings Co. Ltd.	594,000	310

China United Network Communications Ltd., Class A	425,200	336

China Vanke Co. Ltd., Class A	136,800	304

China Vanke Co. Ltd., Class H	461,072	728

China Yangtze Power Co. Ltd., Class A	295,600	915

China Zhenhua Group Science & Technology Co. Ltd., Class A	5,900	77

China Zheshang Bank Co. Ltd., Class A*	194,100	81

Chinasoft International Ltd.*	590,000	371

Chongqing Brewery Co. Ltd., Class A	5,300	97

Chongqing Changan Automobile Co. Ltd., Class A	108,268	189

Chongqing Fuling Zhacai Group Co. Ltd., Class A	7,500	28

Chongqing Rural Commercial Bank Co. Ltd., Class A	136,800	73

Chongqing Zhifei Biological Products Co. Ltd., Class A	19,300	231

Chow Tai Fook Jewellery Group Ltd.	442,400	874

CITIC Ltd.	1,284,803	1,507

CITIC Securities Co. Ltd., Class A	165,945	497

CITIC Securities Co. Ltd., Class H	465,400	997

CMOC Group Ltd., Class A	236,400	207

CMOC Group Ltd., Class H	798,000	486

CNGR Advanced Material Co. Ltd., Class A	7,502	79

CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	44,225	42

Contemporary Amperex Technology Co. Ltd., Class A	32,300	1,924

COSCO SHIPPING Development Co. Ltd., Class A	118,200	43

COSCO SHIPPING Energy Transportation Co. Ltd., Class A*	35,700	71

COSCO SHIPPING Holdings Co. Ltd., Class A	180,380	290

COSCO SHIPPING Holdings Co. Ltd., Class H	693,650	782

COSCO SHIPPING Ports Ltd.	397,886	266

Country Garden Holdings Co. Ltd.	2,740,886	765

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 77 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Country Garden Services Holdings Co. Ltd.	479,000	$836

CRRC Corp. Ltd., Class A	360,100	321

CRRC Corp. Ltd., Class H	904,000	493

CSC Financial Co. Ltd., Class A	53,600	201

CSPC Pharmaceutical Group Ltd.	1,955,360	1,921

Daan Gene Co. Ltd., Class A	24,160	57

Dajin Heavy Industry Co. Ltd., Class A	10,500	54

Dali Foods Group Co. Ltd.	474,000	197

Daqin Railway Co. Ltd., Class A	194,400	203

Daqo New Energy Corp. ADR*	12,747	597

DaShenLin Pharmaceutical Group Co. Ltd., Class A	14,244	78

Datang International Power Generation Co. Ltd., Class A*	57,100	25

DHC Software Co. Ltd., Class A	58,000	70

Do-Fluoride New Materials Co. Ltd., Class A	11,200	54

Dong-E-E-Jiao Co. Ltd., Class A	11,200	86

Dongfang Electric Corp. Ltd., Class A	31,200	86

Dongfeng Motor Group Co. Ltd., Class H	599,169	282

Dongxing Securities Co. Ltd., Class A	59,000	72

Dongyue Group Ltd.	318,000	330

East Buy Holding Ltd.*	86,000	369

East Money Information Co. Ltd., Class A	173,020	507

Ecovacs Robotics Co. Ltd., Class A	8,100	98

ENN Energy Holdings Ltd.	173,579	2,371

ENN Natural Gas Co. Ltd., Class A	31,600	96

Eve Energy Co. Ltd., Class A	27,196	277

Everbright Securities Co. Ltd., Class A	44,198	98

Fangda Carbon New Material Co. Ltd., Class A*	55,582	52

Far East Horizon Ltd.	319,000	288

FAW Jiefang Group Co. Ltd., Class A	48,500	59

First Capital Securities Co. Ltd., Class A	72,300	63

Flat Glass Group Co. Ltd., Class A	23,600	118

Flat Glass Group Co. Ltd., Class H	88,000	251

Focus Media Information Technology Co. Ltd., Class A	172,400	173

Foshan Haitian Flavouring & Food Co. Ltd., Class A	49,965	556

Fosun International Ltd.	528,865	386

Foxconn Industrial Internet Co. Ltd., Class A	153,600	384

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Fujian Sunner Development Co. Ltd., Class A	20,900	$75

Fuyao Glass Industry Group Co. Ltd., Class A	24,792	126

Fuyao Glass Industry Group Co. Ltd., Class H	136,800	594

Ganfeng Lithium Group Co. Ltd., Class A	22,940	223

Ganfeng Lithium Group Co. Ltd., Class H	78,720	491

Gaona Aero Material Co. Ltd., Class A	9,300	51

G-bits Network Technology Xiamen Co. Ltd., Class A	1,300	90

GCL Technology Holdings Ltd.*	4,451,000	1,158

GD Power Development Co. Ltd., Class A*	242,200	134

GDS Holdings Ltd., Class A*	186,380	439

Geely Automobile Holdings Ltd.	1,321,641	1,701

GEM Co. Ltd., Class A	79,200	86

Gemdale Corp., Class A	56,900	70

Genscript Biotech Corp.*	256,000	545

GF Securities Co. Ltd., Class A	77,893	180

GF Securities Co. Ltd., Class H	250,000	353

GigaDevice Semiconductor, Inc., Class A	8,880	159

Ginlong Technologies Co. Ltd., Class A*	4,450	87

GoerTek, Inc., Class A	41,300	129

GoodWe Technologies Co. Ltd., Class A	1,424	60

Gotion High-tech Co. Ltd., Class A	24,200	105

Great Wall Motor Co. Ltd., Class A	34,400	140

Great Wall Motor Co. Ltd., Class H	655,296	816

Gree Electric Appliances, Inc. of Zhuhai, Class A	39,100	209

Greentown China Holdings Ltd.	192,000	250

Greentown Service Group Co. Ltd.	306,000	192

GRG Banking Equipment Co. Ltd., Class A	45,800	82

Guangdong Haid Group Co. Ltd., Class A	22,400	190

Guangdong HEC Technology Holding Co. Ltd., Class A	48,500	63

Guangdong Investment Ltd.	628,514	644

Guangdong Kinlong Hardware Products Co. Ltd., Class A	3,400	40

See Notes to the Financial Statements.

EQUITY FUNDS   78   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Guanghui Energy Co. Ltd., Class A	80,900	$109

Guangzhou Automobile Group Co. Ltd., Class A	68,100	111

Guangzhou Automobile Group Co. Ltd., Class H	649,664	412

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	22,600	109

Guangzhou Great Power Energy &

Technology Co. Ltd., Class A	6,300	52

Guangzhou Haige Communications Group, Inc. Co., Class A	40,500	62

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	7,000	90

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	8,200	89

Guangzhou Tinci Materials Technology Co. Ltd., Class A	22,180	136

Guangzhou Yuexiu Capital Holdings

Group Co. Ltd., Class A	37,347	36

Guolian Securities Co. Ltd., Class A	44,000	68

Guosen Securities Co. Ltd., Class A	99,200	135

Guotai Junan Securities Co. Ltd., Class A	109,900	230

Guoyuan Securities Co. Ltd., Class A	39,160	39

H World Group Ltd. ADR	42,560	2,085

Haidilao International Holding Ltd.*	238,000	639

Haier Smart Home Co. Ltd., Class A	89,297	294

Haier Smart Home Co. Ltd., Class H	502,400	1,576

Haitian International Holdings Ltd.	137,000	356

Haitong Securities Co. Ltd., Class A	145,700	187

Haitong Securities Co. Ltd., Class H	627,233	393

Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	40,800	54

Hangzhou Chang Chuan Technology Co. Ltd., Class A	8,600	61

Hangzhou First Applied Material Co. Ltd., Class A	17,684	151

Hangzhou Lion Electronics Co. Ltd., Class A	10,000	80

Hangzhou Oxygen Plant Group Co. Ltd., Class A	11,900	58

Hangzhou Robam Appliances Co. Ltd., Class A	7,600	31

Hangzhou Silan Microelectronics Co. Ltd., Class A	17,200	93

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Hangzhou Tigermed Consulting Co. Ltd., Class A	6,500	$91

Hangzhou Tigermed Consulting Co. Ltd., Class H	25,700	242

Hansoh Pharmaceutical Group Co. Ltd.	252,000	440

Heilongjiang Agriculture Co. Ltd., Class A	30,600	60

Henan Shenhuo Coal & Power Co. Ltd., Class A	34,200	89

Henan Shuanghui Investment &

Development Co. Ltd., Class A	48,100	182

Hengan International Group Co. Ltd.	136,398	630

Hengdian Group DMEGC Magnetics Co. Ltd., Class A	23,700	71

Hengli Petrochemical Co. Ltd., Class A	71,260	168

Hengtong Optic-electric Co. Ltd., Class A	37,800	83

Hengyi Petrochemical Co. Ltd., Class A	57,330	68

Hesteel Co. Ltd., Class A	142,400	48

Hithink RoyalFlush Information Network Co. Ltd., Class A	6,100	181

Hongfa Technology Co. Ltd., Class A	2,880	14

Hoshine Silicon Industry Co. Ltd., Class A	10,900	132

Hua Hong Semiconductor Ltd.*	125,000	558

Huadian Power International Corp. Ltd., Class A	84,100	71

Huadong Medicine Co. Ltd., Class A	22,720	154

Huafon Chemical Co. Ltd., Class A	83,600	91

Huaibei Mining Holdings Co. Ltd., Class A	38,100	75

Hualan Biological Engineering, Inc., Class A	26,070	83

Huaneng Power International, Inc., Class A*	98,100	122

Huaneng Power International, Inc., Class H*	886,501	467

Huatai Securities Co. Ltd., Class A	107,400	199

Huatai Securities Co. Ltd., Class H	331,200	379

Huaxi Securities Co. Ltd., Class A	44,400	53

Huaxia Bank Co. Ltd., Class A	156,390	123

Huaxin Cement Co. Ltd., Class A	10,700	24

Huayu Automotive Systems Co. Ltd., Class A	42,200	103

Hubei Feilihua Quartz Glass Co. Ltd., Class A	8,400	54

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 79 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	13,900	$58

Hubei Xingfa Chemicals Group Co. Ltd., Class A	10,600	47

Huizhou Desay Sv Automotive Co. Ltd., Class A	7,900	127

Humanwell Healthcare Group Co. Ltd., Class A	22,400	87

Hunan Changyuan Lico Co. Ltd., Class A	27,015	59

Hunan Valin Steel Co. Ltd., Class A	105,500	86

Hundsun Technologies, Inc., Class A	23,646	184

Hygeia Healthcare Holdings Co. Ltd.*	72,400	518

Iflytek Co. Ltd., Class A	31,400	293

Imeik Technology Development Co. Ltd., Class A	2,900	237

Industrial & Commercial Bank of China Ltd., Class A	852,800	554

Industrial & Commercial Bank of China Ltd., Class H	12,431,023	6,618

Industrial Bank Co. Ltd., Class A	271,000	668

Industrial Securities Co. Ltd., Class A	126,400	113

Ingenic Semiconductor Co. Ltd., Class A	4,200	55

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	580,400	160

Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	29,200	57

Inner Mongolia ERDOS Resources Co. Ltd., Class A	18,200	41

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	130,200	86

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	84,300	357

Inner Mongolia Yitai Coal Co. Ltd., Class B	228,400	337

Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	53,900	68

Innovent Biologics, Inc.*	236,500	1,056

Inspur Electronic Information Industry Co. Ltd., Class A	25,656	131

iQIYI, Inc. ADR*	93,865	683

iRay Technology Co. Ltd., Class A	971	51

JA Solar Technology Co. Ltd., Class A	29,940	250

Jafron Biomedical Co. Ltd., Class A	13,500	60

Jason Furniture Hangzhou Co. Ltd., Class A	8,450	50

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

JCET Group Co. Ltd., Class A	25,900	$123

JD Health International, Inc.*	243,450	1,798

JD.com, Inc., Class A	475,166	10,414

Jiangsu Eastern Shenghong Co. Ltd., Class A	54,800	109

Jiangsu Expressway Co. Ltd., Class H	260,000	242

Jiangsu Hengli Hydraulic Co. Ltd., Class A	16,468	158

Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	83,985	524

Jiangsu King’s Luck Brewery JSC Ltd., Class A	17,800	168

Jiangsu Pacific Quartz Co. Ltd., Class A	4,900	88

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	19,600	471

Jiangsu Yangnong Chemical Co. Ltd., Class A	4,700	66

Jiangsu Yoke Technology Co. Ltd., Class A	7,700	58

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	8,300	39

Jiangsu Zhongtian Technology Co. Ltd., Class A	40,200	100

Jiangxi Copper Co. Ltd., Class A	33,099	96

Jiangxi Copper Co. Ltd., Class H	246,000	415

Jiangxi Special Electric Motor Co. Ltd., Class A*	26,300	59

JiuGui Liquor Co. Ltd., Class A	3,200	61

Jiumaojiu International Holdings Ltd.	155,000	366

Jizhong Energy Resources Co. Ltd., Class A	54,400	54

Joincare Pharmaceutical Group

Industry Co. Ltd., Class A	34,700	67

Joinn Laboratories China Co. Ltd., Class A	5,108	39

Jointown Pharmaceutical Group Co. Ltd., Class A	23,300	51

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	8,400	45

JOYY, Inc. ADR	9,958	310

Juewei Food Co. Ltd., Class A	6,300	40

Juneyao Airlines Co. Ltd., Class A*	25,900	68

Kangmei Pharmaceutical Co. Ltd.(2) *	5,336	—

Kanzhun Ltd. ADR*	40,232	766

KE Holdings, Inc. ADR*	146,717	2,764

See Notes to the Financial Statements.

EQUITY FUNDS   80   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Keda Industrial Group Co. Ltd., Class A	29,800	$63

Kingboard Holdings Ltd.	142,000	437

Kingdee International Software Group Co. Ltd.*	570,000	916

Kingsoft Corp. Ltd.	204,303	1,002

Kuaishou Technology*	389,000	2,971

Kuang-Chi Technologies Co. Ltd., Class A	32,000	77

Kunlun Energy Co. Ltd.	865,230	678

Kweichow Moutai Co. Ltd., Class A	16,595	4,387

LB Group Co. Ltd., Class A	29,400	87

Lenovo Group Ltd.	1,614,000	1,748

Lens Technology Co. Ltd., Class A	60,300	120

Lepu Medical Technology Beijing Co. Ltd., Class A	17,300	58

Li Auto, Inc., Class A*	245,330	3,073

Li Ning Co. Ltd.	523,000	4,122

Liaoning Port Co. Ltd., Class A	253,500	59

Lingyi iTech Guangdong Co., Class A*	113,200	102

Livzon Pharmaceutical Group, Inc., Class A	10,600	58

Longfor Group Holdings Ltd.	411,231	1,158

LONGi Green Energy Technology Co. Ltd., Class A	98,070	578

Lufax Holding Ltd. ADR	145,900	298

Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	4,080	27

Luxi Chemical Group Co. Ltd., Class A	17,200	34

Luxshare Precision Industry Co. Ltd., Class A	92,405	408

Luzhou Laojiao Co. Ltd., Class A	19,000	703

Mango Excellent Media Co. Ltd., Class A	22,070	120

Maxscend Microelectronics Co. Ltd., Class A	6,880	125

Meihua Holdings Group Co. Ltd., Class A	45,200	64

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	55,676	61

Meituan, Class B(3) *	1,091,418	19,824

Metallurgical Corp. of China Ltd., Class A	198,300	112

Microport Scientific Corp.*	136,700	324

Ming Yang Smart Energy Group Ltd., Class A	30,600	100

MINISO Group Holding Ltd. ADR	21,001	373

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Minth Group Ltd.	160,000	$482

Montage Technology Co. Ltd., Class A	13,959	142

Muyuan Foods Co. Ltd., Class A	69,078	493

Nanjing King-Friend Biochemical

Pharmaceutical Co. Ltd., Class A	27,175	65

NARI Technology Co. Ltd., Class A	88,422	349

NAURA Technology Group Co. Ltd., Class A	6,400	249

NavInfo Co. Ltd., Class A	33,500	66

NetEase, Inc.	434,075	7,672

New China Life Insurance Co. Ltd., Class A	29,300	131

New China Life Insurance Co. Ltd., Class H	192,352	460

New Hope Liuhe Co. Ltd., Class A*	63,200	122

New Oriental Education & Technology Group, Inc.*	333,720	1,291

Ninestar Corp., Class A	19,800	129

Ningbo Deye Technology Co. Ltd., Class A	2,300	86

Ningbo Joyson Electronic Corp., Class A*	10,600	24

Ningbo Orient Wires & Cables Co. Ltd., Class A	6,900	50

Ningbo Ronbay New Energy Technology Co. Ltd., Class A	7,198	72

Ningbo Shanshan Co. Ltd., Class A	25,600	64

Ningbo Tuopu Group Co. Ltd., Class A	13,100	123

Ningxia Baofeng Energy Group Co. Ltd., Class A	102,200	220

NIO, Inc. ADR*	301,573	3,170

Nongfu Spring Co. Ltd., Class H	386,200	2,217

North Industries Group Red Arrow Co. Ltd., Class A	21,100	70

Offcn Education Technology Co. Ltd., Class A*	84,800	61

Offshore Oil Engineering Co. Ltd., Class A	50,500	45

Oppein Home Group, Inc., Class A	6,220	109

Orient Securities Co. Ltd., Class A	102,839	147

Ovctek China, Inc., Class A	8,900	43

Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	82,300	59

PDD Holdings, Inc. ADR*	111,441	8,458

People’s Insurance Co. Group of China (The) Ltd., Class A	157,800	120

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 81 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

People’s Insurance Co. Group of China (The) Ltd., Class H	1,822,535	$610

Perfect World Co. Ltd., Class A	15,050	37

PetroChina Co. Ltd., Class A	314,000	271

PetroChina Co. Ltd., Class H	4,635,438	2,750

Pharmaron Beijing Co. Ltd., Class A	12,750	91

Pharmaron Beijing Co. Ltd., Class H	42,950	179

PICC Property & Casualty Co. Ltd., Class H	1,503,359	1,536

Ping An Bank Co. Ltd., Class A	252,000	458

Ping An Healthcare and Technology Co. Ltd.*	107,500	272

Ping An Insurance Group Co. of China Ltd., Class A	144,735	958

Ping An Insurance Group Co. of China Ltd., Class H	1,394,406	9,038

Pingdingshan Tianan Coal Mining Co. Ltd., Class A	34,900	53

Poly Developments and Holdings Group Co. Ltd., Class A	154,200	317

Pop Mart International Group Ltd.	117,600	324

Porton Pharma Solutions Ltd., Class A	7,700	42

Postal Savings Bank of China Co. Ltd., Class A	329,200	223

Postal Savings Bank of China Co. Ltd., Class H	1,749,000	1,042

Power Construction Corp. of China Ltd., Class A	231,300	240

Proya Cosmetics Co. Ltd., Class A	1,700	45

Pylon Technologies Co. Ltd., Class A	2,023	73

Qinghai Salt Lake Industry Co. Ltd., Class A*	69,700	228

Raytron Technology Co. Ltd., Class A	7,223	52

Risen Energy Co. Ltd., Class A*	15,400	63

Riyue Heavy Industry Co. Ltd., Class A	15,700	51

Rongsheng Petrochemical Co. Ltd., Class A	127,900	282

SAIC Motor Corp. Ltd., Class A	120,693	253

Sailun Group Co. Ltd., Class A	48,300	76

Sangfor Technologies, Inc., Class A	4,400	95

Sany Heavy Equipment International Holdings Co. Ltd.	238,000	248

Sany Heavy Industry Co. Ltd., Class A	107,000	267

Satellite Chemical Co. Ltd., Class A	43,761	102

SDIC Capital Co. Ltd., Class A	96,000	97

Sealand Securities Co. Ltd., Class A	95,440	47

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Seazen Holdings Co. Ltd., Class A*	25,694	$61

SF Holding Co. Ltd., Class A	63,700	513

SG Micro Corp., Class A	4,500	102

Shaanxi Coal Industry Co. Ltd., Class A	128,700	382

Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	21,700	44

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	6,956	20

Shandong Gold Mining Co. Ltd., Class A	45,337	145

Shandong Gold Mining Co. Ltd., Class H	156,500	317

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	27,340	140

Shandong Linglong Tyre Co. Ltd., Class A	17,500	50

Shandong Nanshan Aluminum Co. Ltd., Class A	171,500	85

Shandong Sun Paper Industry JSC Ltd., Class A	32,500	58

Shandong Weifang Rainbow Chemical Co. Ltd., Class A	4,000	40

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	532,516	854

Shanghai Aiko Solar Energy Co. Ltd., Class A*	17,500	84

Shanghai Bairun Investment Holding Group Co. Ltd., Class A	14,640	87

Shanghai Baosight Software Co. Ltd., Class A	17,000	144

Shanghai Baosight Software Co. Ltd., Class B	109,870	364

Shanghai Construction Group Co. Ltd., Class A	87,900	35

Shanghai Electric Group Co. Ltd., Class A*	161,200	104

Shanghai Electric Power Co. Ltd., Class A*	46,300	67

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	25,300	120

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	108,000	309

Shanghai Friendess Electronic Technology Corp. Ltd., Class A	2,163	58

Shanghai Fudan Microelectronics Group Co. Ltd., Class A	6,163	59

See Notes to the Financial Statements.

EQUITY FUNDS   82   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Shanghai Fudan Microelectronics Group Co. Ltd., Class H	59,000	$218

Shanghai Industrial Urban Development Group Ltd.(4)	1	—

Shanghai International Airport Co. Ltd., Class A*	17,200	140

Shanghai International Port Group Co. Ltd., Class A	109,600	88

Shanghai Jinjiang International Hotels Co. Ltd., Class A	12,600	116

Shanghai Junshi Biosciences Co. Ltd., Class A*	9,421	66

Shanghai Lingang Holdings Corp. Ltd., Class A	41,280	76

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	220,601	171

Shanghai M&G Stationery, Inc., Class A	10,400	75

Shanghai Medicilon, Inc., Class A	1,218	28

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	37,200	110

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	172,947	322

Shanghai Pudong Development Bank Co. Ltd., Class A	391,192	410

Shanghai Putailai New Energy Technology Co. Ltd., Class A	17,760	129

Shanghai RAAS Blood Products Co. Ltd., Class A	94,600	89

Shanghai Rural Commercial Bank Co. Ltd., Class A	113,200	95

Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	54,500	65

Shanxi Coking Coal Energy Group Co. Ltd., Class A	44,120	71

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	36,200	115

Shanxi Meijin Energy Co. Ltd., Class A	56,000	75

Shanxi Securities Co. Ltd., Class A	64,030	54

Shanxi Taigang Stainless Steel Co. Ltd., Class A	87,300	55

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	15,760	624

Shenghe Resources Holding Co. Ltd., Class A	26,000	54

Shengyi Technology Co. Ltd., Class A	26,300	71

Shennan Circuits Co. Ltd., Class A	7,480	101

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Shenwan Hongyuan Group Co. Ltd., Class A	355,200	$216

Shenzhen Capchem Technology Co. Ltd., Class A	10,260	73

Shenzhen Dynanonic Co. Ltd., Class A	2,400	66

Shenzhen Energy Group Co. Ltd., Class A	58,255	52

Shenzhen Inovance Technology Co. Ltd., Class A	35,500	364

Shenzhen International Holdings Ltd.	306,274	271

Shenzhen Kangtai Biological Products Co. Ltd., Class A	11,360	52

Shenzhen Kedali Industry Co. Ltd., Class A	3,500	66

Shenzhen Kstar Science And Technology Co. Ltd., Class A	9,300	63

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	15,800	720

Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	9,800	87

Shenzhen Overseas Chinese Town Co. Ltd., Class A	112,400	79

Shenzhen S.C. New Energy Technology Corp., Class A	5,300	88

Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	18,000	93

Shenzhen Senior Technology Material Co. Ltd., Class A	17,231	48

Shenzhen Sunlord Electronics Co. Ltd., Class A	13,800	52

Shenzhen Transsion Holdings Co. Ltd., Class A	10,391	153

Shenzhen YUTO Packaging Technology Co. Ltd., Class A	14,500	59

Shenzhou International Group Holdings Ltd.	182,100	1,902

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	18,940	80

Shimao Group Holdings Ltd.(2) *	354,903	152

Sichuan Chuantou Energy Co. Ltd., Class A	56,000	108

Sichuan Hebang Biotechnology Co. Ltd., Class A	135,700	59

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	13,800	57

Sichuan New Energy Power Co. Ltd.*	18,700	43

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 83 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Sichuan Road and Bridge Group Co. Ltd., Class A	73,500	$148

Sichuan Swellfun Co. Ltd., Class A	4,700	51

Sichuan Yahua Industrial Group Co. Ltd., Class A	17,300	53

Sieyuan Electric Co. Ltd., Class A	11,000	73

Silergy Corp.	71,000	1,140

Sinoma Science & Technology Co. Ltd., Class A	26,300	93

Sinomine Resource Group Co. Ltd., Class A	7,000	72

Sinopec Shanghai Petrochemical Co. Ltd., Class A	115,300	57

Sinopharm Group Co. Ltd., Class H	299,114	904

Skshu Paint Co. Ltd., Class A*	6,700	114

Smoore International Holdings Ltd.	388,000	503

Songcheng Performance Development Co. Ltd., Class A	24,100	57

SooChow Securities Co. Ltd., Class A	45,943	46

Southwest Securities Co. Ltd., Class A	103,600	59

StarPower Semiconductor Ltd., Class A	1,900	76

Sunac China Holdings Ltd.(2) *	889,000	336

Sungrow Power Supply Co. Ltd., Class A	19,200	294

Sunny Optical Technology Group Co. Ltd.	156,825	1,905

Sunwoda Electronic Co. Ltd., Class A	17,800	52

Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	25,700	114

Suzhou Maxwell Technologies Co. Ltd., Class A	2,280	101

TAL Education Group ADR*	96,065	616

Tangshan Jidong Cement Co. Ltd., Class A	41,000	52

TBEA Co. Ltd., Class A	51,300	163

TCL Technology Group Corp., Class A	245,100	158

TCL Zhonghuan Renewable Energy

Technology Co. Ltd., Class A	42,200	298

Tencent Holdings Ltd.	1,370,189	66,952

Tencent Music Entertainment Group ADR*	156,573	1,296

Thunder Software Technology Co. Ltd., Class A	6,900	109

Tianjin 712 Communication &

Broadcasting Co. Ltd., Class A	12,200	55

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Tianma Microelectronics Co. Ltd., Class A	25,400	$39

Tianqi Lithium Corp., Class A*	18,800	208

Tianshan Aluminum Group Co. Ltd., Class A	36,700	41

Tianshui Huatian Technology Co. Ltd., Class A	27,200	40

Tibet Summit Resources Co. Ltd., Class A*	13,100	44

Tingyi Cayman Islands Holding Corp.	420,435	703

Titan Wind Energy Suzhou Co. Ltd., Class A	26,600	57

Toly Bread Co. Ltd., Class A	18,032	41

Tongcheng Travel Holdings Ltd.*	261,200	571

TongFu Microelectronics Co. Ltd., Class A*	22,400	73

Tongkun Group Co. Ltd., Class A	24,900	52

Tongling Nonferrous Metals Group Co. Ltd., Class A	159,700	75

Tongwei Co. Ltd., Class A	58,300	332

Topchoice Medical Corp., Class A*	4,700	89

Topsports International Holdings Ltd.	398,000	361

TravelSky Technology Ltd., Class H	202,000	378

Trina Solar Co. Ltd., Class A	28,251	214

Trip.com Group Ltd. ADR*	120,119	4,525

Tsingtao Brewery Co. Ltd., Class A	8,300	146

Tsingtao Brewery Co. Ltd., Class H	137,767	1,505

Unigroup Guoxin Microelectronics Co. Ltd., Class A	10,479	170

Uni-President China Holdings Ltd.	278,000	281

Unisplendour Corp. Ltd., Class A	32,948	141

Vipshop Holdings Ltd. ADR*	91,468	1,388

Walvax Biotechnology Co. Ltd., Class A	20,500	103

Wanda Film Holding Co. Ltd., Class A*	31,200	65

Wanhua Chemical Group Co. Ltd., Class A	41,200	574

Want Want China Holdings Ltd.	1,011,870	650

Weibo Corp. ADR*	14,790	297

Weichai Power Co. Ltd., Class A	111,400	205

Weichai Power Co. Ltd., Class H	427,812	690

Weihai Guangwei Composites Co. Ltd., Class A	7,900	59

Wens Foodstuffs Group Co. Ltd., Class A	82,200	245

Western Mining Co. Ltd., Class A	37,500	69

Western Securities Co. Ltd., Class A	61,100	57

See Notes to the Financial Statements.

EQUITY FUNDS   84   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Western Superconducting Technologies Co. Ltd., Class A	6,181	$73

Will Semiconductor Co. Ltd. Shanghai, Class A	15,835	211

Wingtech Technology Co. Ltd., Class A	14,600	118

Wuchan Zhongda Group Co. Ltd., Class A	54,900	39

Wuhan D.R. Laser Technology Corp. Ltd., Class A	3,400	54

Wuhan Guide Infrared Co. Ltd., Class A	32,943	58

Wuliangye Yibin Co. Ltd., Class A	52,300	1,495

WUS Printed Circuit Kunshan Co. Ltd., Class A	28,980	91

WuXi AppTec Co. Ltd., Class A	35,592	411

WuXi AppTec Co. Ltd., Class H	75,811	800

Wuxi Autowell Technology Co. Ltd., Class A	2,208	59

Wuxi Biologics Cayman, Inc.*	789,500	4,883

Wuxi Shangji Automation Co. Ltd., Class A	4,820	72

XCMG Construction Machinery Co. Ltd., Class A	159,500	161

Xiamen C & D, Inc., Class A	40,800	72

Xiamen Faratronic Co. Ltd., Class A	3,200	68

Xiamen Tungsten Co. Ltd., Class A	21,200	63

Xiaomi Corp., Class B*	3,355,400	5,158

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	42,100	68

Xinjiang Zhongtai Chemical Co. Ltd., Class A	38,600	41

Xinyi Solar Holdings Ltd.	1,076,318	1,292

XPeng, Inc., Class A*	187,958	1,052

Xtep International Holdings Ltd.	284,500	364

Yadea Group Holdings Ltd.	262,000	673

Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	7,600	61

Yankuang Energy Group Co. Ltd., Class A	32,300	168

Yankuang Energy Group Co. Ltd., Class H	335,138	1,198

Yantai Jereh Oilfield Services Group Co. Ltd., Class A	15,500	64

Yealink Network Technology Corp. Ltd., Class A	13,600	151

Yifeng Pharmacy Chain Co. Ltd., Class A	7,756	66

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Yihai International Holding Ltd.*	101,000	$294

Yihai Kerry Arawana Holdings Co. Ltd., Class A	20,200	127

Yintai Gold Co. Ltd., Class A	38,800	74

YongXing Special Materials Technology Co. Ltd., Class A	4,400	54

Yonyou Network Technology Co. Ltd., Class A	42,835	157

Youngor Group Co. Ltd., Class A	48,800	46

Youngy Co. Ltd., Class A*	3,700	41

YTO Express Group Co. Ltd., Class A	41,800	112

Yuan Longping High-tech Agriculture Co. Ltd., Class A*	20,800	50

Yuexiu Property Co. Ltd.	298,600	452

Yum China Holdings, Inc.	92,210	5,845

Yunda Holding Co. Ltd., Class A	41,450	72

Yunnan Aluminium Co. Ltd., Class A	53,200	106

Yunnan Baiyao Group Co. Ltd., Class A	21,700	173

Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	2,700	50

Yunnan Energy New Material Co. Ltd., Class A	11,400	190

Yunnan Tin Co. Ltd., Class A	15,600	34

Yunnan Yuntianhua Co. Ltd., Class A*	20,000	62

Zai Lab Ltd. ADR*	18,766	624

Zangge Mining Co. Ltd., Class A	18,500	65

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	7,993	332

Zhaojin Mining Industry Co. Ltd., Class H*	258,000	391

Zhefu Holding Group Co. Ltd., Class A	87,100	52

Zhejiang Century Huatong Group Co. Ltd., Class A*	110,560	97

Zhejiang China Commodities City Group Co. Ltd., Class A	86,100	72

Zhejiang Chint Electrics Co. Ltd., Class A	28,994	118

Zhejiang Dahua Technology Co. Ltd., Class A	49,000	162

Zhejiang Dingli Machinery Co. Ltd., Class A	8,340	67

Zhejiang Expressway Co. Ltd., Class H	341,294	272

Zhejiang HangKe Technology, Inc. Co., Class A	6,423	42

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	23,210	68

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 85 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

China – 31.0% continued

Zhejiang Huayou Cobalt Co. Ltd., Class A	20,515	$165

Zhejiang Jingsheng Mechanical &

Electrical Co. Ltd., Class A	17,200	164

Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	7,700	37

Zhejiang Juhua Co. Ltd., Class A	32,100	83

Zhejiang NHU Co. Ltd., Class A	42,448	111

Zhejiang Supcon Technology Co. Ltd., Class A	5,780	87

Zhejiang Supor Co. Ltd., Class A	4,700	37

Zhejiang Weiming Environment Protection Co. Ltd., Class A	19,250	51

Zhejiang Weixing New Building Materials Co. Ltd., Class A	22,500	80

Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	3,900	27

Zhejiang Yongtai Technology Co. Ltd., Class A	13,500	41

Zheshang Securities Co. Ltd., Class A	41,500	61

ZhongAn Online P&C Insurance Co. Ltd., Class H*	151,200	480

Zhongji Innolight Co. Ltd., Class A	12,900	111

Zhongsheng Group Holdings Ltd.	134,000	665

Zhongtai Securities Co. Ltd., Class A	59,500	58

Zhuzhou CRRC Times Electric Co. Ltd.	117,874	514

Zhuzhou CRRC Times Electric Co. Ltd., Class A	8,479	59

Zhuzhou Hongda Electronics Corp. Ltd., Class A	5,400	36

Zhuzhou Kibing Group Co. Ltd., Class A	24,300	37

Zibo Qixiang Tengda Chemical Co. Ltd., Class A*	40,400	42

Zijin Mining Group Co. Ltd., Class A	288,700	519

Zijin Mining Group Co. Ltd., Class H	1,280,162	2,135

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	111,600	101

ZTE Corp., Class A	56,100	267

ZTE Corp., Class H	165,317	481

ZTO Express Cayman, Inc. ADR	92,583	2,653

		469,762

Colombia – 0.0%

Bancolombia S.A.	54,088	406

Interconexion Electrica S.A. ESP	94,263	307

		713

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Czech Republic – 0.2%

CEZ A.S.	35,797	$1,739

Komercni Banka A.S.	16,270	539

Moneta Money Bank A.S.	74,541	300

		2,578

Egypt – 0.1%

Commercial International Bank Egypt S.A.E.	559,867	927

Eastern Co. S.A.E.	208,647	119

Egyptian Financial Group-Hermes

Holding Co.*	171,045	93

		1,139

Greece – 0.4%

Alpha Services and Holdings S.A.*	474,617	583

Eurobank Ergasias Services and Holdings S.A.*	556,944	738

FF Group(2) *	18,664	—

Hellenic Telecommunications Organization S.A.	43,080	631

JUMBO S.A.	25,010	530

Motor Oil Hellas Corinth Refineries S.A.	13,711	352

Mytilineos S.A.	21,571	613

National Bank of Greece S.A.*	118,347	574

OPAP S.A.	45,106	725

Public Power Corp. S.A.*	44,843	389

Terna Energy S.A.	13,201	282

		5,417

Hong Kong – 0.2%

Kingboard Laminates Holdings Ltd.	194,500	203

Nine Dragons Paper Holdings Ltd.	351,923	263

Orient Overseas International Ltd.	28,000	536

Sino Biopharmaceutical Ltd.	2,274,750	1,272

Vinda International Holdings Ltd.	78,000	188

		2,462

Hungary – 0.2%

MOL Hungarian Oil & Gas PLC	91,242	668

OTP Bank Nyrt.	49,276	1,405

Richter Gedeon Nyrt.	31,333	655

		2,728

India – 12.4%

ABB India Ltd.	11,290	463

ACC Ltd.	16,019	327

Adani Enterprises Ltd.	37,705	813

Adani Green Energy Ltd.*	69,249	745

See Notes to the Financial Statements.

EQUITY FUNDS   86   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

India – 12.4% continued

Adani Ports & Special Economic Zone Ltd.	117,354	$906

Adani Power Ltd.*	164,764	386

Adani Total Gas Ltd.	60,012	635

Adani Transmission Ltd.*	60,895	739

Ambuja Cements Ltd.	127,258	569

Apollo Hospitals Enterprise Ltd.	22,265	1,170

Asian Paints Ltd.	84,730	2,855

AU Small Finance Bank Ltd.(3)	37,408	264

Aurobindo Pharma Ltd.	55,152	348

Avenue Supermarts Ltd.*	35,631	1,477

Axis Bank Ltd.	502,036	5,253

Bajaj Auto Ltd.	15,155	717

Bajaj Finance Ltd.	60,042	4,115

Bajaj Finserv Ltd.	84,471	1,303

Bajaj Holdings & Investment Ltd.	6,118	441

Balkrishna Industries Ltd.	16,558	395

Bandhan Bank Ltd.*	132,767	318

Bank of Baroda	230,103	473

Berger Paints India Ltd.	51,928	368

Bharat Electronics Ltd.	811,062	964

Bharat Forge Ltd.	54,832	515

Bharat Petroleum Corp. Ltd.	192,969	809

Bharti Airtel Ltd.	493,454	4,503

Britannia Industries Ltd.	23,850	1,257

CG Power & Industrial Solutions Ltd.	135,384	495

Cholamandalam Investment and Finance Co. Ltd.	88,673	823

Cipla Ltd.	105,802	1,160

Coal India Ltd.	343,764	894

Colgate-Palmolive India Ltd.	28,172	517

Container Corp. of India Ltd.	58,847	416

Dabur India Ltd.	139,152	923

Divi’s Laboratories Ltd.	29,070	1,001

DLF Ltd.	145,171	632

Dr. Reddy’s Laboratories Ltd.	25,434	1,431

Eicher Motors Ltd.	30,183	1,084

GAIL India Ltd.	516,998	663

Godrej Consumer Products Ltd.*	90,286	1,065

Godrej Properties Ltd.*	28,075	354

Grasim Industries Ltd.	58,519	1,164

Havells India Ltd.	55,742	807

HCL Technologies Ltd.	209,409	2,778

HDFC Life Insurance Co. Ltd.	211,660	1,288

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

India – 12.4% continued

Hero MotoCorp Ltd.	24,514	$701

Hindalco Industries Ltd.	294,841	1,461

Hindustan Petroleum Corp. Ltd.	137,970	398

Hindustan Unilever Ltd.	181,627	5,672

Housing Development Finance Corp. Ltd.	380,110	12,180

ICICI Bank Ltd.	1,135,223	12,174

ICICI Lombard General Insurance Co. Ltd.	51,266	669

ICICI Prudential Life Insurance Co. Ltd.	76,289	405

Indian Hotels Co. Ltd.	182,224	720

Indian Oil Corp. Ltd.	600,075	570

Indian Railway Catering & Tourism Corp. Ltd.	51,408	359

Indraprastha Gas Ltd.	68,428	358

Indus Towers Ltd.	143,143	249

Info Edge India Ltd.	15,245	693

Infosys Ltd.	741,729	12,951

InterGlobe Aviation Ltd.*	20,631	480

ITC Ltd.	656,732	3,067

Jindal Steel & Power Ltd.	79,568	531

JSW Steel Ltd.	159,030	1,333

Jubilant Foodworks Ltd.	83,890	450

Kotak Mahindra Bank Ltd.	122,960	2,595

Larsen & Toubro Ltd.	153,255	4,039

LTIMindtree Ltd.	19,635	1,143

Lupin Ltd.	43,225	341

Mahindra & Mahindra Ltd.	190,726	2,695

Marico Ltd.	116,087	679

Maruti Suzuki India Ltd.	26,460	2,672

Mphasis Ltd.	19,177	421

MRF Ltd.	409	418

Muthoot Finance Ltd.	26,044	311

Nestle India Ltd.	7,424	1,781

NTPC Ltd.	856,992	1,830

Oil & Natural Gas Corp. Ltd.	557,504	1,029

Page Industries Ltd.	1,308	604

Petronet LNG Ltd.	160,008	446

PI Industries Ltd.	16,274	600

Pidilite Industries Ltd.	34,287	983

Power Grid Corp. of India Ltd.	696,501	1,914

Reliance Industries Ltd.	670,817	19,069

Samvardhana Motherson International Ltd.	429,537	351

SBI Cards & Payment Services Ltd.	50,623	456

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 87 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

India – 12.4% continued

SBI Life Insurance Co. Ltd.	98,802	$1,326

Shree Cement Ltd.	2,425	774

Shriram Finance Ltd.	49,935	767

Siemens Ltd.	15,134	613

SRF Ltd.	32,866	965

State Bank of India	395,310	2,526

Sun Pharmaceutical Industries Ltd.	212,004	2,540

Tata Consultancy Services Ltd.	201,566	7,895

Tata Consumer Products Ltd.	123,561	1,066

Tata Elxsi Ltd.	7,334	534

Tata Motors Ltd.*	362,677	1,865

Tata Power (The) Co. Ltd.	319,046	740

Tata Steel Ltd.	1,600,232	2,042

Tech Mahindra Ltd.	128,264	1,729

Titan Co. Ltd.	78,228	2,401

Torrent Pharmaceuticals Ltd.	22,592	423

Trent Ltd.	39,042	654

Tube Investments of India Ltd.	22,783	707

TVS Motor Co. Ltd.	45,857	602

UltraTech Cement Ltd.	22,135	2,057

United Spirits Ltd.*	65,281	601

UPL Ltd.	108,628	950

Varun Beverages Ltd.	48,997	828

Vedanta Ltd.	166,012	557

Wipro Ltd.	300,780	1,342

Yes Bank Ltd.*	2,453,204	449

Zomato Ltd.*	636,550	398

		187,772

Indonesia – 1.8%

Adaro Energy Indonesia Tbk PT	3,077,220	596

Aneka Tambang Tbk	1,790,200	250

Astra International Tbk PT	4,451,060	1,787

Bank Central Asia Tbk PT	12,269,060	7,169

Bank Mandiri Persero Tbk PT	4,089,910	2,812

Bank Negara Indonesia Persero Tbk PT	1,659,209	1,038

Bank Rakyat Indonesia Persero Tbk PT	15,049,165	4,755

Barito Pacific Tbk PT	6,043,895	333

Charoen Pokphand Indonesia Tbk PT	1,648,635	549

Indah Kiat Pulp & Paper Tbk PT	584,000	293

Indofood CBP Sukses Makmur Tbk PT	499,600	332

Indofood Sukses Makmur Tbk PT	934,171	386

Kalbe Farma Tbk PT	4,526,680	634

Merdeka Copper Gold Tbk PT*	2,674,063	750

Sarana Menara Nusantara Tbk PT	4,720,100	292

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Indonesia – 1.8% continued

Semen Indonesia Persero Tbk PT	717,368	$302

Sumber Alfaria Trijaya Tbk PT	3,564,100	686

Telkom Indonesia Persero Tbk PT	10,838,062	2,938

Unilever Indonesia Tbk PT	1,625,340	472

United Tractors Tbk PT	358,471	696

Vale Indonesia Tbk PT*	514,800	229

		27,299

Kuwait – 0.8%

Agility Public Warehousing Co. K.S.C.	313,828	639

Boubyan Bank K.S.C.P.	279,799	587

Gulf Bank K.S.C.P.	348,319	339

Kuwait Finance House K.S.C.P.	1,619,097	4,377

Mabanee Co. KPSC	144,019	343

Mobile Telecommunications Co. K.S.C.P.	504,780	890

National Bank of Kuwait S.A.K.P.	1,589,227	5,476

		12,651

Luxembourg – 0.0%

Reinet Investments S.C.A.	29,540	604

Malaysia – 1.4%

AMMB Holdings Bhd.	393,337	335

Axiata Group Bhd.	587,803	401

CELCOMDIGI Bhd.	669,400	659

CIMB Group Holdings Bhd.	1,538,317	1,853

Dialog Group Bhd.	794,144	425

Gamuda Bhd.	419,300	388

Genting Bhd.	481,800	510

Genting Malaysia Bhd.	685,700	413

HAP Seng Consolidated Bhd.	163,700	189

Hong Leong Bank Bhd.	140,298	644

Hong Leong Financial Group Bhd.	51,728	211

IHH Healthcare Bhd.	381,300	497

Inari Amertron Bhd.	638,800	358

IOI Corp. Bhd.	534,940	463

Kuala Lumpur Kepong Bhd.	92,792	437

Malayan Banking Bhd.	1,073,376	2,086

Malaysia Airports Holdings Bhd.*	163,293	252

Maxis Bhd.	503,551	472

MISC Bhd.	286,860	470

MR DIY Group M Bhd.	496,300	175

Nestle Malaysia Bhd.	15,100	469

Petronas Chemicals Group Bhd.	552,100	887

Petronas Dagangan Bhd.	70,500	341

See Notes to the Financial Statements.

EQUITY FUNDS   88   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Malaysia – 1.4% continued

Petronas Gas Bhd.	180,600	$675

PPB Group Bhd.	154,300	579

Press Metal Aluminium Holdings Bhd.	822,700	910

Public Bank Bhd.	3,222,605	2,925

QL Resources Bhd.	236,550	312

RHB Bank Bhd.	322,456	408

Sime Darby Bhd.	586,128	286

Sime Darby Plantation Bhd.	442,365	429

Telekom Malaysia Bhd.	248,786	276

Tenaga Nasional Bhd.	595,450	1,246

Top Glove Corp. Bhd.*	1,078,700	230

YTL Corp. Bhd.(5)	—	—

		21,211

Mexico – 2.6%

Alfa S.A.B. de C.V., Class A	614,837	391

America Movil S.A.B. de C.V., Class B	6,082,949	6,414

Arca Continental S.A.B. de C.V.	95,041	862

Banco del Bajio S.A.	170,000	618

Cemex S.A.B. de C.V., Class CPO*	3,324,152	1,830

Coca-Cola Femsa S.A.B. de C.V.	122,722	986

Fibra Uno Administracion S.A. de C.V.	685,701	960

Fomento Economico Mexicano S.A.B.de C.V., Class UBD	429,643	4,090

Gruma S.A.B. de C.V., Class B	43,625	646

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	79,932	1,559

Grupo Aeroportuario del Sureste S.A.B.de C.V., Class B	43,371	1,327

Grupo Bimbo S.A.B. de C.V., Class A	293,754	1,477

Grupo Carso S.A.B. de C.V., Class A1	96,706	481

Grupo Financiero Banorte S.A.B. de C.V., Class O	574,404	4,836

Grupo Financiero Inbursa S.A.B. de C.V., Class O*	459,833	988

Grupo Mexico S.A.B. de C.V., Class B	688,239	3,256

Grupo Televisa S.A.B., Class CPO	542,414	575

Industrias Penoles S.A.B. de C.V.*	29,614	441

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	341,427	720

Operadora De Sites Mexicanos S.A.B.de C.V., Class A	277,400	277

Orbia Advance Corp. S.A.B. de C.V.	229,580	499

Promotora y Operadora de Infraestructura S.A.B. de C.V.	48,970	488

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Mexico – 2.6% continued

Southern Copper Corp.	18,733	$1,428

Wal-Mart de Mexico S.A.B. de C.V.	1,162,927	4,646

		39,795

Peru – 0.2%

Cia de Minas Buenaventura S.A.A. ADR	46,041	377

Credicorp Ltd.	15,668	2,074

		2,451

Philippines – 0.7%

Aboitiz Equity Ventures, Inc.	364,039	324

ACEN Corp.	212,631	24

Ayala Corp.	57,007	685

Ayala Land, Inc.	1,689,160	825

Bank of the Philippine Islands	421,719	793

BDO Unibank, Inc.	534,897	1,269

International Container Terminal Services, Inc.	218,950	860

JG Summit Holdings, Inc.	644,303	568

Jollibee Foods Corp.	95,443	394

Manila Electric Co.	63,420	364

Metropolitan Bank & Trust Co.	386,749	416

Monde Nissin Corp.	1,379,900	249

PLDT, Inc.	18,520	482

SM Investments Corp.	55,352	907

SM Prime Holdings, Inc.	2,586,413	1,563

Universal Robina Corp.	187,600	497

		10,220

Poland – 0.6%

Allegro.eu S.A.*	79,038	539

Bank Polska Kasa Opieki S.A.	39,232	780

CD Projekt S.A.	14,013	362

Cyfrowy Polsat S.A.	65,091	253

Dino Polska S.A.*	10,924	990

KGHM Polska Miedz S.A.	30,993	884

LPP S.A.	238	528

mBank S.A.*	3,231	230

PGE Polska Grupa Energetyczna S.A.*	194,506	284

Polski Koncern Naftowy ORLEN S.A.	140,461	1,901

Powszechna Kasa Oszczednosci Bank Polski S.A.	193,502	1,284

Powszechny Zaklad Ubezpieczen S.A.	136,451	1,109

Santander Bank Polska S.A.	7,648	517

		9,661

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 89 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Qatar – 0.9%

Barwa Real Estate Co.	515,830	$369

Commercial Bank PSQC (The)	711,605	1,136

Industries Qatar QSC	337,972	1,208

Masraf Al Rayan QSC	1,247,147	1,014

Mesaieed Petrochemical Holding Co.	942,905	499

Ooredoo QPSC	182,009	470

Qatar Electricity & Water Co. QSC	94,258	437

Qatar Fuel QSC	128,096	611

Qatar Gas Transport Co. Ltd.	537,409	511

Qatar International Islamic Bank QSC	212,101	579

Qatar Islamic Bank S.A.Q.	363,286	1,778

Qatar National Bank QPSC	1,020,407	4,510

		13,122

Romania – 0.0%

NEPI Rockcastle N.V.	103,074	595

Russia – 0.0%

Alrosa PJSC(2) (6) *	695,290	—

Gazprom PJSC(2)	3,218,050	—

Gazprom PJSC ADR(2) *	134	—

Inter RAO UES PJSC(2)	10,354,623	—

LUKOIL PJSC(2)	112,883	—

Magnit PJSC(2) *	2,287	—

Magnit PJSC GDR (Registered)(2) *	82,678	—

MMC Norilsk Nickel PJSC(2)	17,106	—

Mobile TeleSystems PJSC ADR(2) *	121,420	—

Moscow Exchange MICEX-RTS PJSC(2) *	419,576	—

Novatek PJSC GDR (Registered)(2) *	24,702	—

Novolipetsk Steel PJSC(2) *	408,255	—

Ozon Holdings PLC ADR(2) *	13,658	—

PhosAgro PJSC(2) *	224	—

PhosAgro PJSC GDR (Registered)(2) *	34,779	—

Polymetal International PLC(2) *	97,434	—

Polyus PJSC(2) *	9,359	—

Rosneft Oil Co.PJSC(2)	318,005	—

Sberbank of Russia PJSC(2) (6) *	2,882,082	—

Sberbank of Russia PJSC (NASDAQ Exchange)(2) (6) *	56,000	—

Severstal PAO(2) (6) *	55,330	—

Severstal PAO GDR (Registered)(2) (6) *	1,839	—

Surgutneftegas PJSC(2)	1,902,467	—

Surgutneftegas PJSC ADR(2) *	4,629	—

Tatneft PJSC(2)	386,254	—

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Russia – 0.0% continued

TCS Group Holding PLC GDR (Registered)(2) *	32,689	$—

United Co. RUSAL International PJSC(2)	832,063	—

VK Co.Ltd.GDR(2) *	30,900	—

VTB Bank PJSC(2) (4) (6) *	800,566,738	—

VTB Bank PJSC GDR(2) (3) (6) *	11,036	—

VTB Bank PJSC GDR (Registered)(2) (6) *	43,343	—

X5 Retail Group N.V. GDR (Registered)(2) *	32,705	—

Yandex N.V., Class A(2) *	83,223	—

		—

Saudi Arabia – 3.7%

ACWA Power Co.	17,203	645

Advanced Petrochemical Co.	27,419	350

Al Rajhi Bank	431,881	8,489

Alinma Bank	214,535	1,688

Almarai Co. JSC	56,101	845

Arab National Bank	132,815	915

Arabian Internet & Communications Services Co.	4,988	331

Bank AlBilad*	108,089	1,151

Bank Al-Jazira	83,166	404

Banque Saudi Fransi	129,583	1,252

Bupa Arabia for Cooperative Insurance Co.	16,014	743

Dallah Healthcare Co.	7,557	310

Dar Al Arkan Real Estate Development Co.*	112,113	479

Dr. Sulaiman Al Habib Medical Services Group Co.	19,367	1,504

Elm Co.	5,540	653

Emaar Economic City*	81,326	175

Etihad Etisalat Co.	84,982	936

Jarir Marketing Co.	12,582	547

Mobile Telecommunications Co. Saudi Arabia*	94,314	327

Mouwasat Medical Services Co.	10,532	661

Nahdi Medical Co.	8,423	415

National Industrialization Co.*	69,290	226

Rabigh Refining & Petrochemical Co.*	89,699	241

Riyad Bank	294,680	2,340

SABIC Agri-Nutrients Co.	46,953	1,596

Sahara International Petrochemical Co.	79,987	811

Saudi Arabian Mining Co.*	189,825	3,249

Saudi Arabian Oil Co.	534,918	4,608

See Notes to the Financial Statements.

EQUITY FUNDS   90   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Saudi Arabia – 3.7% continued

Saudi Basic Industries Corp.	198,995	$4,803

Saudi British Bank (The)	201,971	1,900

Saudi Electricity Co.	188,744	1,178

Saudi Industrial Investment Group	78,852	526

Saudi Investment Bank (The)	105,025	465

Saudi Kayan Petrochemical Co.*	156,782	507

Saudi National Bank (The)	483,903	5,928

Saudi Research & Media Group*	7,740	408

Saudi Tadawul Group Holding Co.	10,296	397

Saudi Telecom Co.	329,000	3,519

Savola Group (The)	56,517	422

Yanbu National Petrochemical Co.	57,116	642

		56,586

South Africa – 3.1%

Absa Group Ltd.	185,662	1,899

African Rainbow Minerals Ltd.	23,947	311

Anglo American Platinum Ltd.	11,739	631

Aspen Pharmacare Holdings Ltd.	84,345	869

Bid Corp. Ltd.	73,925	1,655

Bidvest Group (The) Ltd.	64,718	923

Capitec Bank Holdings Ltd.	19,016	1,805

Clicks Group Ltd.	56,979	823

Discovery Ltd.*	111,177	872

Exxaro Resources Ltd.	55,065	578

FirstRand Ltd.	1,108,764	3,765

Foschini Group (The) Ltd.	70,395	360

Gold Fields Ltd.	194,521	2,583

Growthpoint Properties Ltd.	774,583	567

Harmony Gold Mining Co. Ltd.	116,509	479

Impala Platinum Holdings Ltd.	185,754	1,709

Kumba Iron Ore Ltd.	13,731	347

Mr Price Group Ltd.	55,803	452

MTN Group Ltd.	371,129	2,652

MultiChoice Group	81,195	562

Naspers Ltd., Class N	47,981	8,836

Nedbank Group Ltd.	100,661	1,226

Northam Platinum Holdings Ltd.*	71,700	584

Old Mutual Ltd.	1,097,939	729

OUTsurance Group Ltd.	190,441	375

Pepkor Holdings Ltd.	455,897	442

Remgro Ltd.	121,452	917

Sanlam Ltd.	393,034	1,244

Sasol Ltd.	125,916	1,703

Shoprite Holdings Ltd.	110,990	1,386

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

South Africa – 3.1% continued

Sibanye Stillwater Ltd.	618,135	$1,274

Standard Bank Group Ltd.	296,571	2,879

Vodacom Group Ltd.	147,987	1,015

Woolworths Holdings Ltd.	209,012	750

		47,202

South Korea – 10.9%

Amorepacific Corp.	6,481	681

BGF retail Co. Ltd.	1,588	222

Celltrion Healthcare Co. Ltd.	20,086	937

Celltrion Pharm, Inc.*	3,826	246

Celltrion, Inc.	22,434	2,599

Cheil Worldwide, Inc.	15,028	216

CJ CheilJedang Corp.	1,760	442

CJ Corp.	3,234	259

Coway Co. Ltd.	11,921	482

DB Insurance Co. Ltd.	10,053	579

Doosan Bobcat, Inc.	10,668	360

Doosan Enerbility Co. Ltd.*	91,180	1,198

Ecopro B.M. Co. Ltd.	10,783	1,882

E-MART, Inc.	4,432	361

F&F Co. Ltd./New	3,693	399

GS Holdings Corp.	9,915	309

Hana Financial Group, Inc.	65,343	2,055

Hankook Tire & Technology Co. Ltd.	15,889	427

Hanmi Pharm Co. Ltd.	1,480	292

Hanon Systems	39,733	269

Hanwha Galleria Co. Ltd.*	25,612	42

Hanwha Solutions Corp.*	22,710	946

HD Hyundai Co. Ltd.	10,119	454

HLB, Inc.*	23,355	628

HMM Co. Ltd.	59,383	936

Hotel Shilla Co. Ltd.	6,731	421

HYBE Co. Ltd.*	3,981	578

Hyundai Engineering & Construction Co. Ltd.	16,606	469

Hyundai Glovis Co. Ltd.	4,179	511

Hyundai Heavy Industries Co. Ltd.*	3,820	295

Hyundai Mipo Dockyard Co. Ltd.*	4,921	267

Hyundai Mobis Co. Ltd.	13,420	2,239

Hyundai Motor Co.	30,609	4,368

Hyundai Steel Co.	19,750	529

Industrial Bank of Korea	55,191	430

Kakao Corp.	68,174	3,245

Kakao Games Corp.*	7,659	248

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 91 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

South Korea – 10.9% continued

KakaoBank Corp.	30,482	$574

Kakaopay Corp.*	5,888	253

Kangwon Land, Inc.	20,471	315

KB Financial Group, Inc.	86,043	3,160

Kia Corp.	58,259	3,649

Korea Aerospace Industries Ltd.	15,572	570

Korea Electric Power Corp.*	56,533	782

Korea Investment Holdings Co. Ltd.	9,058	386

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	9,479	568

Korea Zinc Co. Ltd.	1,984	847

Korean Air Lines Co. Ltd.	41,339	742

Krafton, Inc.*	6,513	926

KT&G Corp.	24,043	1,551

Kumho Petrochemical Co. Ltd.	3,885	431

L&F Co. Ltd.	5,154	1,259

LG Chem Ltd.	10,909	6,024

LG Corp.	21,063	1,343

LG Display Co. Ltd.*	51,991	662

LG Electronics, Inc.	23,336	2,083

LG Energy Solution Ltd.*	7,732	3,497

LG H&H Co. Ltd.	2,058	953

LG Innotek Co. Ltd.	3,036	637

LG Uplus Corp.	47,599	397

Lotte Chemical Corp.	4,409	647

Lotte Energy Materials Corp.	4,892	261

Lotte Shopping Co. Ltd.	2,441	154

Meritz Financial Group, Inc.	15,370	457

Meritz Securities Co. Ltd.	52,656	248

Mirae Asset Securities Co. Ltd.	60,398	301

NAVER Corp.	28,920	4,552

NCSoft Corp.	3,630	1,044

Netmarble Corp.*	5,230	268

NH Investment & Securities Co. Ltd.	32,897	223

Orion Corp.	5,073	533

Pan Ocean Co. Ltd.	56,968	256

Pearl Abyss Corp.*	6,307	226

POSCO Chemical Co. Ltd.	5,981	1,263

POSCO Holdings, Inc.	15,898	4,532

S-1 Corp.	4,589	195

Samsung Biologics Co. Ltd.*	3,922	2,385

Samsung C&T Corp.	18,598	1,553

Samsung Electro-Mechanics Co. Ltd.	12,472	1,474

Samsung Electronics Co. Ltd.	1,050,815	52,108

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

South Korea – 10.9% continued

Samsung Engineering Co. Ltd.*	33,467	$820

Samsung Fire & Marine Insurance Co. Ltd.	6,720	1,066

Samsung Heavy Industries Co. Ltd.*	137,518	549

Samsung Life Insurance Co. Ltd.	17,889	864

Samsung SDI Co. Ltd.	12,141	6,920

Samsung SDS Co. Ltd.	7,901	708

Samsung Securities Co. Ltd.	13,653	334

SD Biosensor, Inc.	8,753	142

Shinhan Financial Group Co. Ltd.	101,097	2,753

SK Biopharmaceuticals Co. Ltd.*	6,710	327

SK Bioscience Co. Ltd.*	5,017	280

SK Hynix, Inc.	120,310	8,298

SK IE Technology Co. Ltd.*	5,368	297

SK Innovation Co. Ltd.*	12,255	1,703

SK Square Co. Ltd.*	22,189	683

SK, Inc.	8,226	1,097

SKC Co. Ltd.	4,483	397

S-Oil Corp.	10,042	622

Woori Financial Group, Inc.	119,077	1,049

Yuhan Corp.	11,548	450

		164,469

Taiwan – 14.4%

Accton Technology Corp.	112,000	1,185

Acer, Inc.	657,800	610

Advantech Co. Ltd.	95,793	1,175

ASE Technology Holding Co. Ltd.	721,928	2,671

Asia Cement Corp.	526,567	752

Asustek Computer, Inc.	156,546	1,407

AUO Corp.	1,447,172	881

Catcher Technology Co. Ltd.	145,111	906

Cathay Financial Holding Co. Ltd.	1,868,002	2,576

Chailease Holding Co. Ltd.	311,790	2,307

Chang Hwa Commercial Bank Ltd.	1,015,621	580

Cheng Shin Rubber Industry Co. Ltd.	414,184	499

China Airlines Ltd.	614,000	395

China Development Financial Holding Corp.	3,389,143	1,403

China Steel Corp.	2,609,156	2,655

Chunghwa Telecom Co. Ltd.	845,493	3,327

Compal Electronics, Inc.	985,759	820

CTBC Financial Holding Co. Ltd.	3,878,878	2,796

Delta Electronics, Inc.	427,343	4,245

E Ink Holdings, Inc.	189,000	1,158

See Notes to the Financial Statements.

EQUITY FUNDS   92   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Taiwan – 14.4% continued

E.Sun Financial Holding Co. Ltd.	2,798,089	$2,329

Eclat Textile Co. Ltd.	41,182	673

eMemory Technology, Inc.	14,000	866

Eva Airways Corp.	549,000	486

Evergreen Marine Corp. Taiwan Ltd.	222,556	1,166

Far Eastern New Century Corp.	725,789	748

Far EasTone Telecommunications Co. Ltd.	358,345	887

Feng TAY Enterprise Co. Ltd.	93,928	600

First Financial Holding Co. Ltd.	2,349,286	2,049

Formosa Chemicals & Fibre Corp.	772,499	1,757

Formosa Petrochemical Corp.	257,487	722

Formosa Plastics Corp.	916,682	2,774

Fubon Financial Holding Co. Ltd.	1,630,224	3,042

Giant Manufacturing Co. Ltd.	66,857	389

Globalwafers Co. Ltd.	47,000	808

Hon Hai Precision Industry Co. Ltd.	2,748,942	9,430

Hotai Motor Co.Ltd.	66,900	1,417

Hua Nan Financial Holdings Co. Ltd.	1,935,210	1,424

Innolux Corp.	2,009,129	964

Inventec Corp.	534,314	563

Largan Precision Co. Ltd.	21,835	1,570

Lite-On Technology Corp.	445,964	1,080

MediaTek, Inc.	335,334	8,753

Mega Financial Holding Co. Ltd.	2,466,956	2,684

Micro-Star International Co. Ltd.	151,000	718

momo.com, Inc.	13,600	407

Nan Ya Plastics Corp.	1,043,951	2,670

Nan Ya Printed Circuit Board Corp.	49,000	461

Nanya Technology Corp.	264,071	581

Nien Made Enterprise Co. Ltd.	38,000	410

Novatek Microelectronics Corp.	126,850	1,805

Pegatron Corp.	438,594	1,008

PharmaEssentia Corp.*	43,000	605

Pou Chen Corp.	480,093	494

Powerchip Semiconductor Manufacturing Corp.	630,000	690

President Chain Store Corp.	125,220	1,114

Quanta Computer, Inc.	593,576	1,745

Realtek Semiconductor Corp.	102,457	1,317

Ruentex Development Co. Ltd.	367,983	430

Shanghai Commercial & Savings Bank (The) Ltd.	844,904	1,304

Shin Kong Financial Holding Co. Ltd.	2,971,907	824

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Taiwan – 14.4% continued

SinoPac Financial Holdings Co. Ltd.	2,516,579	$1,377

Synnex Technology International Corp.	285,940	578

Taishin Financial Holding Co. Ltd.	2,348,864	1,286

Taiwan Business Bank	1,290,000	571

Taiwan Cement Corp.	1,341,311	1,609

Taiwan Cooperative Financial Holding Co. Ltd.	2,141,500	1,842

Taiwan High Speed Rail Corp.	422,000	420

Taiwan Mobile Co. Ltd.	378,076	1,256

Taiwan Semiconductor Manufacturing Co. Ltd.	5,419,749	96,016

Unimicron Technology Corp.	277,000	1,358

Uni-President Enterprises Corp.	1,070,150	2,535

United Microelectronics Corp.*	2,599,043	4,559

Vanguard International Semiconductor Corp.	192,000	613

Voltronic Power Technology Corp.	15,000	853

Walsin Lihwa Corp.	575,986	930

Wan Hai Lines Ltd.	155,005	350

Win Semiconductors Corp.	72,000	436

Winbond Electronics Corp.	636,000	557

Wiwynn Corp.	19,000	706

WPG Holdings Ltd.	343,290	567

Ya Hsin Industrial Co. Ltd.(2) *	121,548	—

Yageo Corp.	76,525	1,342

Yang Ming Marine Transport Corp.	373,000	792

Yuanta Financial Holding Co. Ltd.	2,254,811	1,659

Zhen Ding Technology Holding Ltd.	140,850	531

		218,855

Thailand – 2.0%

Advanced Info Service PCL (Registered)	194,000	1,203

Advanced Info Service PCL NVDR	70,199	436

Airports of Thailand PCL NVDR*	949,400	1,974

Asset World Corp. PCL NVDR	1,691,900	287

B Grimm Power PCL NVDR (Registered)	211,600	250

Bangkok Dusit Medical Services PCL NVDR	2,276,000	1,964

Bangkok Expressway & Metro PCL NVDR (Registered)	1,628,898	422

Banpu PCL NVDR	1,787,900	565

Berli Jucker PCL NVDR	267,100	300

BTS Group Holdings PCL NVDR	1,706,900	355

Bumrungrad Hospital PCL NVDR	128,887	851

Carabao Group PCL NVDR	66,200	185

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 93 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Thailand – 2.0% continued

Central Pattana PCL NVDR	458,200	$924

Central Retail Corp. PCL NVDR (Registered)	395,758	519

Charoen Pokphand Foods PCL NVDR	888,657	552

CP ALL PCL (Registered)	905,200	1,641

CP ALL PCL NVDR	371,336	674

Delta Electronics Thailand PCL NVDR	68,100	2,289

Electricity Generating PCL NVDR	55,500	253

Energy Absolute PCL NVDR	372,300	828

Global Power Synergy PCL NVDR	152,500	303

Gulf Energy Development PCL NVDR (Registered)	656,250	1,014

Home Product Center PCL NVDR	1,277,704	539

Indorama Ventures PCL NVDR	360,547	364

Intouch Holdings PCL NVDR	243,400	528

JMT Network Services PCL NVDR	136,500	187

Kasikornbank PCL NVDR	129,200	502

Krung Thai Bank PCL (Registered)	699,750	338

Krung Thai Bank PCL NVDR	80,993	39

Krungthai Card PCL NVDR	185,600	295

Land & Houses PCL NVDR	1,845,000	532

Minor International PCL NVDR*	707,230	667

Muangthai Capital PCL NVDR (Registered)	142,000	144

Osotspa PCL NVDR	319,500	288

PTT Exploration & Production PCL (Registered)	242,500	1,067

PTT Exploration & Production PCL NVDR	63,243	279

PTT Global Chemical PCL (Registered)	189,814	254

PTT Global Chemical PCL NVDR	309,876	416

PTT Oil & Retail Business PCL NVDR (Registered)	638,600	398

PTT PCL (Registered)	1,835,000	1,690

PTT PCL NVDR	385,200	355

Ratch Group PCL NVDR	242,900	274

SCB X PCL (Registered)	161,300	483

SCB X PCL NVDR	20,776	62

SCG Packaging PCL NVDR	275,000	373

Siam Cement (The) PCL (Registered)	51,000	470

Siam Cement (The) PCL NVDR	123,898	1,144

Srisawad Corp. PCL NVDR	171,100	264

Thai Oil PCL (Registered)	106,110	163

Thai Oil PCL NVDR	176,808	273

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

Thailand – 2.0% continued

Thai Union Group PCL NVDR	614,600	$254

True Corp. PCL NVDR (Registered)	2,659,823	653

		31,084

Turkey – 0.6%

Akbank T.A.S.	668,255	587

Anadolu Efes Biracilik Ve Malt Sanayii A.S.(4)	1	—

Aselsan Elektronik Sanayi Ve Ticaret A.S.	146,782	396

BIM Birlesik Magazalar A.S.	97,456	753

Eregli Demir ve Celik Fabrikalari T.A.S.	299,156	550

Ford Otomotiv Sanayi A.S.	15,173	461

Haci Omer Sabanci Holding A.S.	236,114	485

Hektas Ticaret T.A.S.*	253,362	358

Is Gayrimenkul Yatirim Ortakligi A.S.(4) *	1	—

KOC Holding A.S.	163,981	651

Koza Altin Isletmeleri A.S.	211,000	237

Pegasus Hava Tasimaciligi A.S.*	10,277	242

Sasa Polyester Sanayi A.S.*	99,271	520

Turk Hava Yollari A.O.*	122,295	753

Turkcell Iletisim Hizmetleri A.S.	259,837	431

Turkiye Is Bankasi A.S., Class C*	750,777	505

Turkiye Petrol Rafinerileri A.S.	30,397	837

Turkiye Sise ve Cam Fabrikalari A.S.	298,964	657

Yapi ve Kredi Bankasi A.S.	669,056	332

		8,755

United Arab Emirates – 1.2%

Abu Dhabi Commercial Bank PJSC	639,515	1,445

Abu Dhabi Islamic Bank PJSC	312,354	849

Abu Dhabi National Oil Co. for Distribution PJSC	695,516	792

Aldar Properties PJSC	841,306	1,067

Dubai Islamic Bank PJSC	635,397	907

Emaar Properties PJSC	1,467,419	2,239

Emirates NBD Bank PJSC	411,214	1,472

Emirates Telecommunications Group Co. PJSC	769,946	4,626

First Abu Dhabi Bank PJSC	974,619	3,423

Multiply Group PJSC*	740,930	654

Q Holding PJSC*	436,599	302

		17,776

United Kingdom – 0.0%

Pepco Group N.V.*	38,834	374

See Notes to the Financial Statements.

EQUITY FUNDS   94   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.5% (1) continued

United States – 0.1%

JBS S/A	172,836	$607

Legend Biotech Corp. ADR*	12,945	624

Parade Technologies Ltd.	17,000	592

		1,823

Total Common Stocks

(Cost $1,042,789)		1,417,229

PREFERRED STOCKS – 2.0% (1)

Brazil – 1.2%

Banco Bradesco S.A.*	1,177,694	3,070

Centrais Eletricas Brasileiras S.A., Class B, 4.45%(7)	53,041	379

Cia Energetica de Minas Gerais, 2.01%(7)	298,209	675

Gerdau S.A., 3.01%(7)	255,739	1,277

Itau Unibanco Holding S.A.*	1,071,398	5,253

Itausa S.A.*	1,140,891	1,850

Petroleo Brasileiro S.A., 23.42%(7)	1,043,861	4,819

		17,323

Chile – 0.2%

Sociedad Quimica y Minera de Chile S.A., Class B, 4.18%(7)	31,381	2,519

Colombia – 0.0%

Bancolombia S.A., 12.12%(7)	103,993	651

Russia – 0.0%

Surgutneftegas PJSC, 14.87%(2) (7)	1,903,637	—

South Korea – 0.6%

Hyundai Motor Co., 7.47%(7)	5,082	370

Hyundai Motor Co. (2nd Preferred), 7.41%(7)	8,202	606

LG Chem Ltd., 3.24%(7)	1,654	397

Samsung Electronics Co. Ltd., 2.68%(7)	181,321	7,572
		8,945

Total Preferred Stocks

(Cost $25,427)		29,438

RIGHTS – 0.0%

Brazil – 0.0%

Localiza Rent a Car S.A.*	739	2

Total Rights

(Cost $—)		2

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.7%

iShares Core MSCI Emerging Markets ETF	190,000	$9,270

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(8) (9)	47,000,884	47,001

Total Investment Companies

(Cost $56,315)		56,271

Total Investments – 99.2%

(Cost $1,124,531)		1,502,940

Other Assets less Liabilities – 0.8%		12,261

Net Assets – 100.0%		$1,515,201

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(4)	Value rounds to less than one thousand.

(5)	Principal Amount and Value rounds to less than one thousand.

(6)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of these restricted illiquid securities amounted to $0 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)
Alrosa PJSC	5/30/14-8/20/20	$775
Sberbank of Russia PJSC	5/7/09-6/17/21	5,525
Sberbank of Russia PJSC (NASDAQ Exchange)	3/7/07-8/29/08	193
Severstal PAO	2/26/10-3/25/21	815
Severstal PAO GDR (Registered)	7/30/09	12
VTB Bank PJSC	4/21/16-8/20/20	818
VTB Bank PJSC GDR	5/11/07-10/28/09	80
VTB Bank PJSC GDR (Registered)	4/2/09-7/30/09	91

(7)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(9)	7-day current yield as of March 31, 2023 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 95 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

CPO – Certificado de Participación Ordinario

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Morgan Stanley	United States Dollar	424	Indian Rupee	35,000	6/21/23	$— *

Subtotal Appreciation						— *

Goldman Sachs	Brazilian Real	13,832	United States Dollar	2,650	6/21/23	(36)

Morgan Stanley	South African Rand	1,583	United States Dollar	85	6/21/23	(4)

Toronto-Dominion Bank	Hong Kong Dollar	12,254	United States Dollar	1,566	6/21/23	(1)

Toronto-Dominion Bank	Indian Rupee	59,953	United States Dollar	727	6/21/23	— *

Toronto-Dominion Bank	Korean Won	2,577,400	United States Dollar	1,967	6/21/23	(16)

Toronto-Dominion Bank	Taiwan Dollar	51,809	United States Dollar	1,701	6/21/23	(11)

Subtotal Depreciation						(68)

Total						$(68)

*	Amount rounds to less than one thousand.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	1,275	$63,463	Long	6/23	$2,229

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Hong Kong Dollar	23.5%

Taiwan Dollar	14.6

Indian Rupee	12.4

Korean Won	11.4

United States Dollar	6.6

Chinese Yuan Renminbi	5.0

All other currencies less than 5%	25.7

Total Investments	99.2

Other Assets less Liabilities	0.8

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$52,495	$—	$—	$52,495

Chile	5,415	—	—	5,415

China	37,798	431,474	490	469,762

Colombia	713	—	—	713

Egypt	1,020	119	—	1,139

Hungary	668	2,060	—	2,728

Mexico	39,795	—	—	39,795

Peru	2,451	—	—	2,451

South Korea	42	164,427	—	164,469

Thailand	653	30,431	—	31,084

United States	1,231	592	—	1,823

All Other Countries(1)	—	645,355	—	645,355

Total Common Stocks	142,281	1,274,458	490	1,417,229

See Notes to the Financial Statements.

EQUITY FUNDS   96   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Preferred Stocks:

South Korea	$—	$8,945	$—	$8,945

All Other Countries(1)	20,493	—	—	20,493

Total Preferred Stocks	20,493	8,945	—	29,438
Rights	2	—	—	2
Investment Companies	56,271	—	—	56,271

Total Investments	$219,047	$1,283,403	$490	$1,502,940

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$2,229	$—	$—	$2,229
Liabilities

Forward Foreign
Currency Exchange
Contracts	—	(68)	—	(68)

Total Other Financial Instruments	$2,229	$(68)	$—	$2,161

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 97 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1)

Australia – 4.5%

Abacus Property Group	243,322	$426

Arena REIT	209,494	512

BWP Trust	287,718	730

Centuria Industrial REIT	327,359	661

Centuria Office REIT	233,215	223

Charter Hall Long Wale REIT	357,399	1,005

Charter Hall Retail REIT	297,796	753

Charter Hall Social Infrastructure REIT	198,969	399

Dexus	626,686	3,175

Dexus Industria REIT	128,147	228

Goodman Group	987,922	12,565

GPT Group (The)	1,113,769	3,189

Growthpoint Properties Australia Ltd.	163,784	335

HMC Capital Ltd.	64,846	158

HomeCo Daily Needs REIT	858,903	666

Ingenia Communities Group	218,175	554

Lifestyle Communities Ltd.	55,469	594

Mirvac Group	2,294,128	3,218

National Storage REIT	696,559	1,178

Region RE Ltd.	674,264	1,064

Scentre Group	3,022,882	5,609

Stockland	1,390,771	3,726

Vicinity Ltd.	2,252,085	2,950

Waypoint REIT Ltd.	395,001	687

		44,605

Austria – 0.1%

CA Immobilien Anlagen A.G.*	24,371	656

IMMOFINANZ A.G.*	19,853	278

		934

Belgium – 0.9%

Aedifica S.A.	23,089	1,861

Cofinimmo S.A.	17,843	1,579

Immobel S.A.	2,619	137

Intervest Offices & Warehouses N.V.	12,570	239

Montea N.V.	7,027	569

Retail Estates N.V.	6,172	437

Shurgard Self Storage Ltd.	16,227	776

Warehouses De Pauw - C.V.A.	94,835	2,820

Xior Student Housing N.V.	14,488	488

		8,906

Brazil – 0.3%

Aliansce Sonae Shopping Centers S.A.	246,359	856

BR Properties S.A.	2,741	125

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Brazil – 0.3% continued

Iguatemi S.A.	128,800	$63

Iguatemi S.A. (A Bolsa do Brasil Exchange)	129,400	493

JHSF Participacoes S.A.	200,963	148

LOG Commercial Properties e Participacoes S.A.	30,200	94

Multiplan Empreendimentos Imobiliarios S.A.*	170,872	829

		2,608

Canada – 1.5%

Allied Properties Real Estate Investment Trust	37,610	678

Artis Real Estate Investment Trust	32,666	184

Boardwalk Real Estate Investment Trust	13,384	546

BSR Real Estate Investment Trust	19,288	256

Canadian Apartment Properties REIT	48,903	1,715

Choice Properties Real Estate Investment Trust	94,037	1,010

Crombie Real Estate Investment Trust	28,281	319

CT Real Estate Investment Trust	32,051	380

Dream Industrial Real Estate Investment Trust	74,656	812

Dream Office Real Estate Investment Trust	13,959	150

First Capital Real Estate Investment Trust	59,848	697

Granite Real Estate Investment Trust	18,462	1,143

H&R Real Estate Investment Trust	75,012	699

InterRent Real Estate Investment Trust	41,739	414

Killam Apartment Real Estate Investment Trust	30,874	392

Minto Apartment Real Estate Investment Trust	10,902	119

Morguard North American Residential Real Estate Investment Trust	11,716	151

Nexus Industrial REIT	17,801	128

NorthWest Healthcare Properties Real Estate Investment Trust	65,543	411

Primaris Real Estate Investment Trust	29,782	298

RioCan Real Estate Investment Trust	86,308	1,302

Slate Grocery REIT, Class U	17,305	175

SmartCentres Real Estate Investment Trust	40,266	792

StorageVault Canada, Inc.	136,716	621

Tricon Residential, Inc.	151,790	1,177

		14,569

See Notes to the Financial Statements.

EQUITY FUNDS   98   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Chile – 0.1%

Cencosud Shopping S.A.	307,357	$495

Parque Arauco S.A.	296,897	422

Plaza S.A.	238,274	313

		1,230

China – 3.4%

Agile Group Holdings Ltd.*	701,226	158

C&D International Investment Group Ltd.	380,744	1,246

China Aoyuan Group Ltd.(2) *	767,000	71

China Evergrande Group(2) *	2,512,000	3

China Jinmao Holdings Group Ltd.	3,450,000	675

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	278,600	551

China Overseas Grand Oceans Group Ltd.	1,054,500	465

China Overseas Land & Investment Ltd.	2,237,542	5,419

China Resources Land Ltd.	1,874,155	8,588

China SCE Group Holdings Ltd.	1,103,000	103

China South City Holdings Ltd.*	2,842,000	188

China Vanke Co. Ltd., Class A	331,440	736

China Vanke Co. Ltd., Class H	1,250,141	1,975

CIFI Holdings Group Co. Ltd.	2,512,632	243

Country Garden Holdings Co. Ltd.	7,263,672	2,026

Gemdale Corp., Class A	163,300	200

Gemdale Properties & Investment Corp. Ltd.	3,134,000	215

Greentown China Holdings Ltd.	533,000	694

Guangzhou R&F Properties Co. Ltd., Class H*	965,802	208

Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	119,100	159

Hopson Development Holdings Ltd.	515,695	469

KWG Group Holdings Ltd.*	679,094	109

Longfor Group Holdings Ltd.	1,101,000	3,100

Midea Real Estate Holding Ltd.	201,600	247

Poly Developments and Holdings Group Co. Ltd., Class A	432,800	891

Poly Property Group Co. Ltd.	1,042,000	230

Powerlong Real Estate Holdings Ltd.	712,000	124

Radiance Holdings Group Co. Ltd.	498,000	282

Redco Properties Group Ltd.*	468,000	79

Seazen Group Ltd.*	1,165,904	304

Seazen Holdings Co. Ltd., Class A*	77,900	186

Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	172,216	164

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

China – 3.4% continued

Shanghai Lingang Holdings Corp. Ltd., Class A	76,200	$141

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	612,951	474

Shenzhen Investment Ltd.	1,551,191	274

Shimao Group Holdings Ltd.(2) *	817,369	349

Shui On Land Ltd.	2,102,777	255

Sino-Ocean Group Holding Ltd.	1,652,500	188

SOHO China Ltd.*	1,162,756	195

Sunac China Holdings Ltd.(2) *	2,210,050	836

Yanlord Land Group Ltd.	355,700	244

Yuexiu Property Co. Ltd.	831,288	1,260

		34,324

Egypt – 0.0%

Heliopolis Housing	248,106	72

Talaat Moustafa Group	571,552	161

		233

Finland – 0.1%

Citycon OYJ*	51,123	349

Kojamo OYJ	79,037	933

		1,282

France – 1.4%

Altarea S.C.A.	2,481	306

Carmila S.A.*	34,652	520

Covivio S.A./France	27,651	1,612

Gecina S.A.	26,672	2,772

ICADE	19,949	941

Klepierre S.A.	125,324	2,842

Mercialys S.A.	45,029	461

Nexity S.A.	23,660	595

Unibail-Rodamco-Westfield*	68,786	3,706

		13,755

Germany – 1.4%

Aroundtown S.A.	582,726	830

Deutsche EuroShop A.G.	9,487	198

DIC Asset A.G.	20,827	179

Grand City Properties S.A.	58,631	415

Hamborner REIT A.G.	40,802	324

Instone Real Estate Group S.E.	27,585	233

LEG Immobilien S.E.	43,613	2,388

Sirius Real Estate Ltd.	707,675	671

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 99 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Germany – 1.4% continued

TAG Immobilien A.G.	106,180	$734

Vonovia S.E.	418,237	7,865

		13,837

Greece – 0.0%

LAMDA Development S.A.*	40,165	254

Guernsey – 0.0%

Balanced Commercial Property Trust Ltd.	430,290	437

Hong Kong – 5.2%

Champion REIT	1,534,846	660

Chinese Estates Holdings Ltd.*	291,500	92

CK Asset Holdings Ltd.	1,157,500	7,013

Cosmopolitan International Holdings Ltd.*	990,000	181

Far East Consortium International Ltd.	762,506	187

Fortune Real Estate Investment Trust	881,000	730

Hang Lung Group Ltd.	474,000	837

Hang Lung Properties Ltd.	1,195,452	2,241

Henderson Land Development Co. Ltd.	845,555	2,927

Hongkong Land Holdings Ltd.	649,518	2,861

Hysan Development Co. Ltd.	356,045	1,014

K Wah International Holdings Ltd.	674,802	240

Kerry Properties Ltd.	334,599	859

Link REIT	1,477,126	9,473

Prosperity REIT	752,000	192

Shun Tak Holdings Ltd.*	630,000	115

Sino Land Co. Ltd.	2,029,744	2,749

Sun Hung Kai Properties Ltd.	845,925	11,898

Sunlight Real Estate Investment Trust	612,000	250

Swire Properties Ltd.	690,600	1,784

Wharf Real Estate Investment Co. Ltd.	975,317	5,641

Yuexiu Real Estate Investment Trust	1,415,940	364

		52,308

India – 0.7%

Brigade Enterprises Ltd.	70,659	411

Brookfield India Real Estate Trust	66,259	226

DLF Ltd.	362,822	1,581

Embassy Office Parks REIT	247,763	941

Godrej Properties Ltd.*	72,474	914

Indiabulls Real Estate Ltd.*	264,551	158

Mahindra Lifespace Developers Ltd.	45,500	195

Mindspace Business Parks REIT	88,137	351

NESCO Ltd.	10,038	63

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

India – 0.7% continued

Oberoi Realty Ltd.	73,336	$753

Phoenix Mills (The) Ltd.	58,784	931

Prestige Estates Projects Ltd.	85,823	423

Sunteck Realty Ltd.	31,233	108

		7,055

Indonesia – 0.1%

Ciputra Development Tbk PT	5,344,036	355

Lippo Karawaci Tbk PT*	19,216,210	118

Pakuwon Jati Tbk PT	9,567,540	290

Rimo International Lestari Tbk PT(2) *	42,545,100	71

Summarecon Agung Tbk PT	4,881,896	172

		1,006

Ireland – 0.0%

Irish Residential Properties REIT PLC	264,105	266

Israel – 0.7%

AFI Properties Ltd.*	3,029	80

Africa Israel Residences Ltd.	3,876	153

Amot Investments Ltd.	140,410	715

Azrieli Group Ltd.	24,794	1,429

Blue Square Real Estate Ltd.	2,832	154

Electra Real Estate Ltd.	15,939	142

Israel Canada T.R Ltd.	73,144	134

Israel Land Development (The) Co. Ltd.	10,105	84

Isras Investment Co. Ltd.	1,184	195

Mega Or Holdings Ltd.	14,554	312

Melisron Ltd.	13,734	865

Mivne Real Estate KD Ltd.	340,056	944

Prashkovsky Investments and Construction Ltd.	4,581	99

Property & Building Corp. Ltd.*	1,473	70

REIT 1 Ltd.	116,184	510

Sella Capital Real Estate Ltd.	127,414	258

Summit Real Estate Holdings Ltd.	21,387	237

YH Dimri Construction & Development Ltd.	4,381	250

		6,631

Italy – 0.0%

Cromwell European Real Estate Investment Trust	203,271	333

Japan – 9.7%

Activia Properties, Inc.	407	1,161

Advance Logistics Investment Corp.	373	372

Advance Residence Investment Corp.	776	1,852

See Notes to the Financial Statements.

EQUITY FUNDS   100   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Japan – 9.7% continued

Aeon Mall Co. Ltd.	58,166	$763

AEON REIT Investment Corp.	956	1,046

Comforia Residential REIT, Inc.	372	886

CRE Logistics REIT, Inc.	328	419

Daiwa House Industry Co. Ltd.	349,400	8,231

Daiwa House REIT Investment Corp.	1,280	2,626

Daiwa Office Investment Corp.	180	823

Daiwa Securities Living Investments Corp.	1,134	931

Frontier Real Estate Investment Corp.	279	999

Fukuoka REIT Corp.	353	431

Global One Real Estate Investment Corp.	562	443

GLP J-REIT	2,607	2,816

Goldcrest Co. Ltd.	8,800	114

Hankyu Hanshin REIT, Inc.	362	379

Heiwa Real Estate Co. Ltd.	17,400	498

Heiwa Real Estate REIT, Inc.	540	621

Hoshino Resorts REIT, Inc.	140	729

Hulic Co. Ltd.	222,640	1,829

Hulic REIT, Inc.	755	852

Ichigo Office REIT Investment Corp.	740	540

Ichigo, Inc.	135,400	284

Industrial & Infrastructure Fund Investment Corp.	1,154	1,256

Invincible Investment Corp.	3,550	1,493

Japan Excellent, Inc.	685	619

Japan Hotel REIT Investment Corp.	2,610	1,480

Japan Logistics Fund, Inc.	489	1,086

Japan Metropolitan Fund Invest	4,066	2,967

Japan Prime Realty Investment Corp.	498	1,312

Japan Real Estate Investment Corp.	724	2,885

Katitas Co. Ltd.	30,400	596

Keihanshin Building Co. Ltd.	17,300	157

Kenedix Office Investment Corp.	504	1,166

Kenedix Residential Next Investment Corp.	571	882

Kenedix Retail REIT Corp.	352	623

LaSalle Logiport REIT	1,050	1,219

Leopalace21 Corp.*	102,200	276

Mirai Corp.	1,090	370

Mitsubishi Estate Co. Ltd.	656,980	7,844

Mitsubishi Estate Logistics REIT Investment Corp.	276	814

Mitsui Fudosan Co. Ltd.	529,162	9,944

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Japan – 9.7% continued

Mitsui Fudosan Logistics Park, Inc.	322	$1,130

Mori Hills REIT Investment Corp.	899	1,001

Mori Trust REIT, Inc.	1,462	755

Nippon Accommodations Fund, Inc.	297	1,339

Nippon Building Fund, Inc.	891	3,705

Nippon Prologis REIT, Inc.	1,245	2,639

NIPPON REIT Investment Corp.	259	626

Nomura Real Estate Holdings, Inc.	69,400	1,537

Nomura Real Estate Master Fund, Inc.	2,470	2,770

NTT UD REIT Investment Corp.	802	816

One REIT, Inc.	148	258

Orix JREIT, Inc.	1,523	1,932

SAMTY Co. Ltd.	13,400	223

Samty Residential Investment Corp.	218	184

Sekisui House REIT, Inc.	2,471	1,340

SOSiLA Logistics REIT, Inc.	393	385

Star Asia Investment Corp.	1,030	426

Starts Proceed Investment Corp.	130	223

Sumitomo Realty & Development Co. Ltd.	181,925	4,104

Sun Frontier Fudousan Co. Ltd.	14,800	143

Takara Leben Real Estate Investment Corp.	377	255

TKP Corp.*	10,400	225

TOC Co. Ltd.	19,100	92

Tokyo Tatemono Co. Ltd.	109,200	1,333

Tokyu REIT, Inc.	512	699

Tosei Corp.	16,100	179

United Urban Investment Corp.	1,731	1,868

		96,821

Kuwait – 0.2%

Mabanee Co. KPSC	368,241	877

National Real Estate Co. KPSC*	617,449	171

Salhia Real Estate Co. K.S.C.P.	243,358	419

		1,467

Malaysia – 0.2%

Axis Real Estate Investment Trust	801,000	342

IGB Real Estate Investment Trust	929,200	367

IOI Properties Group Bhd.	778,800	194

Matrix Concepts Holdings Bhd.	406,200	133

Sime Darby Property Bhd.	1,331,200	147

SP Setia Bhd. Group	969,669	131

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 101 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Malaysia – 0.2% continued

Sunway Real Estate Investment Trust	983,000	$357

Tropicana Corp. Bhd.*	394,100	130

		1,801

Mexico – 0.7%

Concentradora Fibra Danhos S.A. de C.V.	177,553	236

Corp. Inmobiliaria Vesta S.A.B. de C.V.	374,700	1,179

FIBRA Macquarie Mexico	450,420	715

Fibra Uno Administracion S.A. de C.V.	1,803,833	2,526

Prologis Property Mexico S.A. de C.V.	323,018	1,163

TF Administradora Industrial S de RL de C.V.	458,500	845

		6,664

Netherlands – 0.1%

Eurocommercial Properties N.V.	25,395	579

NSI N.V.	11,511	290

Vastned Retail N.V.	6,459	149

Wereldhave N.V.	19,576	302

		1,320

New Zealand – 0.2%

Goodman Property Trust	627,338	840

Kiwi Property Group Ltd.	878,046	501

Precinct Properties New Zealand Ltd.	783,092	622

		1,963

Norway – 0.0%

Entra ASA	38,456	373

Philippines – 0.7%

AREIT, Inc.	291,300	175

Ayala Land, Inc.	4,347,181	2,122

Megaworld Corp.	5,864,001	216

MREIT, Inc.	560,500	149

RL Commercial REIT, Inc.	2,488,000	265

Robinsons Land Corp.	1,009,896	274

SM Prime Holdings, Inc.	6,733,653	4,068

		7,269

Qatar – 0.1%

Barwa Real Estate Co.	1,226,908	879

United Development Co. QSC	1,052,633	317

		1,196

Romania – 0.2%

NEPI Rockcastle N.V.	268,231	1,548

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Russia – 0.0%

LSR Group PJSC(2) *	30,351	$—

Saudi Arabia – 0.3%

Arriyadh Development Co.	53,182	259

Dar Al Arkan Real Estate Development Co.*	307,212	1,313

Emaar Economic City*	236,287	509

Jadwa REIT Saudi Fund	104,692	361

Retal Urban Development Co.	7,238	229

Riyad REIT Fund	77,756	191

Saudi Real Estate Co.*	92,355	305

		3,167

Singapore – 3.1%

AIMS APAC REIT	325,200	323

CapitaLand Ascendas REIT	1,953,634	4,218

CapitaLand Ascott Trust	1,214,914	911

CapitaLand China Trust	670,027	565

Capitaland India Trust	543,700	446

CapitaLand Integrated Commercial Trust	3,089,514	4,613

CDL Hospitality Trusts	504,753	453

City Developments Ltd.	238,800	1,326

Digital Core REIT Management Pte Ltd.	487,600	217

ESR-LOGOS REIT	2,985,596	730

Far East Hospitality Trust	562,203	248

Frasers Centrepoint Trust	586,209	1,012

Frasers Hospitality Trust	431,800	146

Frasers Logistics & Commercial Trust	1,738,546	1,716

Keppel DC REIT	797,134	1,238

Keppel Pacific Oak U.S. REIT	498,700	189

Keppel REIT	1,057,420	706

Lendlease Global Commercial REIT	1,038,066	532

Manulife U.S. Real Estate Investment Trust	977,503	211

Mapletree Industrial Trust	1,174,532	2,097

Mapletree Logistics Trust	1,952,991	2,520

Mapletree Pan Asia Commercial Trust	1,366,861	1,857

OUE Commercial Real Estate Investment Trust	1,249,700	297

Parkway Life Real Estate Investment Trust	232,700	699

Prime U.S. REIT	364,100	117

Sasseur Real Estate Investment Trust	299,700	168

SPH REIT	651,900	463

Starhill Global REIT	871,690	341

See Notes to the Financial Statements.

EQUITY FUNDS   102   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Singapore – 3.1% continued

Suntec Real Estate Investment Trust	1,334,991	$1,436

UOL Group Ltd.	266,797	1,395

		31,190

South Africa – 0.5%

Equites Property Fund Ltd.	445,061	384

Fortress Real Estate Investments Ltd.*	701,077	457

Fortress Real Estate Investments Ltd., Class B*	573,997	147

Growthpoint Properties Ltd.	2,008,361	1,470

Hyprop Investments Ltd.	199,804	334

Investec Property Fund Ltd.	340,836	158

Redefine Properties Ltd.	3,873,774	794

Resilient REIT Ltd.	177,520	465

Vukile Property Fund Ltd.	471,265	329

		4,538

South Korea – 0.1%

ESR Kendall Square REIT Co. Ltd.	80,276	240

JR Global REIT	79,639	271

LOTTE REIT Co. Ltd.	72,143	205

SK D&D Co. Ltd.	4,890	72

SK REITs Co. Ltd.	38,596	148

		936

Spain – 0.3%

Inmobiliaria Colonial Socimi S.A.	174,499	1,106

Lar Espana Real Estate Socimi S.A.	31,567	169

Merlin Properties Socimi S.A.	193,505	1,696

		2,971

Sweden – 1.5%

Atrium Ljungberg AB, Class B	26,854	439

Castellum AB	152,778	1,781

Catena AB	18,765	696

Cibus Nordic Real Estate AB	25,995	272

Corem Property Group AB, Class B	335,028	234

Dios Fastigheter AB	51,497	342

Fabege AB	154,193	1,187

Fastighets AB Balder, Class B*	367,420	1,512

Hufvudstaden AB, Class A	63,862	868

K-fast Holding AB*	30,895	61

NP3 Fastigheter AB	16,798	304

Nyfosa AB	98,071	683

Pandox AB*	55,512	694

Platzer Fastigheter Holding AB, Class B	34,742	270

Sagax AB, Class B	111,214	2,570

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Sweden – 1.5% continued

Samhallsbyggnadsbolaget i Norden AB	639,121	$876

Samhallsbyggnadsbolaget i Norden AB, Class D	81,168	126

Wallenstam AB, Class B	212,440	806

Wihlborgs Fastigheter AB	160,994	1,234

		14,955

Switzerland – 1.1%

Allreal Holding A.G. (Registered)	8,608	1,453

Intershop Holding A.G.	671	489

IWG PLC*	447,761	912

Mobimo Holding A.G. (Registered)	4,172	1,087

PSP Swiss Property A.G. (Registered)	26,697	3,034

Swiss Prime Site A.G. (Registered)	44,580	3,711

		10,686

Taiwan – 0.4%

Cathay Real Estate Development Co. Ltd.	278,000	157

Chong Hong Construction Co. Ltd.	98,000	253

Delpha Construction Co. Ltd.	237,000	143

Farglory Land Development Co. Ltd.	166,000	310

Highwealth Construction Corp.	613,268	830

Huaku Development Co. Ltd.	141,000	431

Kindom Development Co. Ltd.	207,900	205

Prince Housing & Development Corp.	502,000	193

Ruentex Development Co. Ltd.	1,005,950	1,174

Sakura Development Co. Ltd.	133,000	163

		3,859

Thailand – 0.7%

Amata Corp. PCL NVDR	458,235	305

AP Thailand PCL (Registered)	441,405	155

AP Thailand PCL NVDR	993,904	349

Central Pattana PCL (Registered)	581,626	1,169

Central Pattana PCL NVDR	594,598	1,199

Land & Houses PCL NVDR	4,956,600	1,429

Origin Property PCL NVDR	475,400	162

Pruksa Holding PCL NVDR	409,300	150

Quality Houses PCL NVDR	4,349,400	308

Sansiri PCL NVDR	6,961,466	355

SC Asset Corp. PCL (Registered)	747,984	94

SC Asset Corp. PCL NVDR	4,424	—

Singha Estate PCL NVDR	1,380,800	70

Supalai PCL (Registered)	280,445	182

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 103 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

Thailand – 0.7% continued

Supalai PCL NVDR	456,300	$296

WHA Corp. PCL NVDR	4,838,700	610

		6,833

Turkey – 0.0%

Is Gayrimenkul Yatirim Ortakligi A.S.*	241,574	114

Ziraat Gayrimenkul Yatirim Ortakligi A.S.	528,732	124

		238

United Arab Emirates – 0.3%

Aldar Properties PJSC	2,247,634	2,851

United Kingdom – 3.5%

Assura PLC	1,722,598	1,040

Big Yellow Group PLC	101,983	1,475

British Land (The) Co. PLC	516,872	2,482

Civitas Social Housing PLC	372,456	247

CLS Holdings PLC	109,776	182

Custodian Property Income REIT PLC	258,043	284

Derwent London PLC	59,040	1,720

Empiric Student Property PLC	356,347	396

Grainger PLC	431,986	1,243

Great Portland Estates PLC	124,238	779

Hammerson PLC	2,433,234	785

Helical PLC	65,209	241

Home REIT PLC(2)	484,349	230

Impact Healthcare REIT PLC	181,679	207

Land Securities Group PLC	410,011	3,152

LondonMetric Property PLC	542,110	1,178

LXI REIT PLC	946,441	1,152

Picton Property Income Ltd.	315,890	270

Primary Health Properties PLC	736,716	920

PRS REIT (The) PLC	317,619	317

Regional REIT Ltd.	244,492	164

Safestore Holdings PLC	123,673	1,450

Segro PLC	704,868	6,709

Shaftesbury Capital PLC	793,333	1,125

Supermarket Income REIT PLC	714,941	766

Target Healthcare REIT PLC	362,176	313

Tritax Big Box REIT PLC	1,090,454	1,886

UK Commercial Property REIT Ltd.	477,730	304

UNITE Group (The) PLC	199,580	2,368

Urban Logistics REIT PLC	284,949	450

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

United Kingdom – 3.5% continued

Warehouse REIT PLC	233,910	$295

Workspace Group PLC	84,035	454

		34,584

United States – 53.9%

Acadia Realty Trust	54,621	762

Agree Realty Corp.	51,534	3,536

Alexander’s, Inc.	1,333	258

Alexandria Real Estate Equities, Inc.	91,042	11,434

American Assets Trust, Inc.	31,179	580

American Homes 4 Rent, Class A	185,047	5,820

Americold Realty Trust, Inc.	157,288	4,475

Apartment Income REIT Corp.	87,280	3,126

Apartment Investment and Management Co., Class A	91,386	703

Apple Hospitality REIT, Inc.	126,197	1,959

AvalonBay Communities, Inc.	81,680	13,727

Boston Properties, Inc.	86,862	4,701

Brandywine Realty Trust	104,066	492

Brixmor Property Group, Inc.	174,145	3,748

Broadstone Net Lease, Inc.	100,503	1,710

Camden Property Trust	58,941	6,179

CareTrust REIT, Inc.	56,467	1,106

CBL & Associates Properties, Inc.	7,998	205

Centerspace	9,131	499

Chatham Lodging Trust	28,481	299

City Office REIT, Inc.	26,010	179

Community Healthcare Trust, Inc.	13,997	512

Corporate Office Properties Trust	65,701	1,558

Cousins Properties, Inc.	88,838	1,899

CubeSmart	131,052	6,057

DiamondRock Hospitality Co.	121,448	987

Digital Realty Trust, Inc.	167,945	16,511

DigitalBridge Group, Inc.	92,976	1,115

Douglas Emmett, Inc.	101,875	1,256

Eagle Hospitality Trust(2) *	496,400	—

Easterly Government Properties, Inc.	51,948	714

EastGroup Properties, Inc.	25,377	4,195

Elme Communities	50,762	907

Empire State Realty Trust, Inc., Class A	77,970	506

Equinix, Inc.	54,070	38,987

Equity Commonwealth	64,074	1,327

Equity Commonwealth - (Fractional Shares)(2)	75,000	—

Equity LifeStyle Properties, Inc.	102,990	6,914

See Notes to the Financial Statements.

EQUITY FUNDS   104   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

United States – 53.9% continued

Equity Residential	209,586	$12,575

Essex Property Trust, Inc.	37,803	7,906

Extra Space Storage, Inc.	78,228	12,746

Federal Realty Investment Trust	42,492	4,199

First Industrial Realty Trust, Inc.	76,711	4,081

Four Corners Property Trust, Inc.	48,972	1,315

FRP Holdings, Inc.*	3,740	216

Getty Realty Corp.	23,847	859

Gladstone Commercial Corp.	23,642	299

Global Medical REIT, Inc.	37,295	340

Global Net Lease, Inc.	59,647	767

Healthcare Realty Trust, Inc.	221,820	4,288

Healthpeak Properties, Inc.	313,412	6,886

Highwoods Properties, Inc.	61,691	1,431

Host Hotels & Resorts, Inc.	417,475	6,884

Howard Hughes (The) Corp.*	21,786	1,743

Hudson Pacific Properties, Inc.	82,250	547

Independence Realty Trust, Inc.	131,815	2,113

Indus Realty Trust, Inc.	2,533	168

Innovative Industrial Properties, Inc.	16,302	1,239

InvenTrust Properties Corp.	40,420	946

Invitation Homes, Inc.	356,922	11,147

Iron Mountain, Inc.	169,759	8,982

JBG SMITH Properties	59,010	889

Kennedy-Wilson Holdings, Inc.	72,020	1,195

Kilroy Realty Corp.	62,229	2,016

Kimco Realty Corp.	360,490	7,040

Kite Realty Group Trust	128,718	2,693

Life Storage, Inc.	49,640	6,507

LTC Properties, Inc.	24,356	856

LXP Industrial Trust	162,319	1,673

Macerich (The) Co.	125,074	1,326

Medical Properties Trust, Inc.	348,948	2,868

Mid-America Apartment Communities, Inc.	67,337	10,171

National Health Investors, Inc.	25,206	1,300

National Retail Properties, Inc.	103,861	4,585

National Storage Affiliates Trust	50,259	2,100

Necessity Retail REIT (The), Inc.	79,545	499

NETSTREIT Corp.	31,284	572

NexPoint Residential Trust, Inc.	13,919	608

Office Properties Income Trust	29,730	366

Omega Healthcare Investors, Inc.	136,656	3,746

One Liberty Properties, Inc.	10,362	238

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

United States – 53.9% continued

Orion Office REIT, Inc.	34,394	$230

Paramount Group, Inc.	99,907	456

Park Hotels & Resorts, Inc.	130,822	1,617

Pebblebrook Hotel Trust	76,382	1,072

Phillips Edison & Co., Inc.	68,532	2,235

Physicians Realty Trust	132,470	1,978

Piedmont Office Realty Trust, Inc., Class A	71,135	519

Plymouth Industrial REIT, Inc.	24,533	515

Prologis, Inc.	539,387	67,299

Public Storage	92,347	27,902

Realty Income Corp.	366,258	23,191

Regency Centers Corp.	89,625	5,483

Retail Opportunity Investments Corp.	72,044	1,006

Rexford Industrial Realty, Inc.	107,065	6,386

RLJ Lodging Trust	94,332	1,000

RPT Realty	47,483	452

Ryman Hospitality Properties, Inc.	30,524	2,739

Sabra Health Care REIT, Inc.	135,176	1,554

Saul Centers, Inc.	8,383	327

Seritage Growth Properties, Class A*	22,147	174

Service Properties Trust	98,456	981

Simon Property Group, Inc.	190,973	21,383

SITE Centers Corp.	112,844	1,386

SL Green Realty Corp.	37,867	891

Spirit Realty Capital, Inc.	80,923	3,224

St. Joe (The) Co.	19,370	806

STAG Industrial, Inc.	104,278	3,527

Summit Hotel Properties, Inc.	63,363	443

Sun Communities, Inc.	72,309	10,187

Sunstone Hotel Investors, Inc.	125,435	1,239

Tanger Factory Outlet Centers, Inc.	60,752	1,193

Terreno Realty Corp.	44,771	2,892

UDR, Inc.	189,882	7,797

UMH Properties, Inc.	31,660	468

Universal Health Realty Income Trust	7,992	384

Urban Edge Properties	68,613	1,033

Urstadt Biddle Properties, Inc., Class A	17,618	309

Ventas, Inc.	233,403	10,118

Veris Residential, Inc.*	46,334	678

Vornado Realty Trust	94,794	1,457

Welltower, Inc.	276,033	19,789

WeWork,Inc.,Class A*	111,395	87

Whitestone REIT	28,830	265

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 105 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2% (1) continued

United States – 53.9% continued

WP Carey, Inc.	121,340	$9,398

Xenia Hotels & Resorts, Inc.	66,128	866

		538,804
Total Common Stocks
(Cost $792,554)		980,607

INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(3) (4)	8,971,826	8,972
Total Investment Companies
(Cost $8,972)		8,972

Total Investments – 99.1%
(Cost $801,526)		989,579

Other Assets less Liabilities – 0.9%		9,331
Net Assets – 100.0%		$998,910

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(4)	7-day current yield as of March 31, 2023 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Morgan Stanley	United States Dollar	16	Swedish Krona	169	6/21/23	$— *

UBS	United States Dollar	243	Australian Dollar	366	6/21/23	2

UBS	United States Dollar	192	Singapore Dollar	259	6/21/23	3

Subtotal Appreciation						5

Citibank	British Pound	264	United States Dollar	315	6/21/23	(11)

Citibank	Canadian Dollar	1,280	United States Dollar	932	6/21/23	(16)

JPMorgan Chase	British Pound	380	United States Dollar	467	6/21/23	(3)

Morgan Stanley	Japanese Yen	55,130	United States Dollar	411	6/21/23	(9)

Morgan Stanley	Norwegian Krone	590	United States Dollar	56	6/21/23	(1)

Morgan Stanley	Swiss Franc	490	United States Dollar	529	6/21/23	(12)

Toronto-Dominion Bank	Euro	1,291	United States Dollar	1,374	6/21/23	(33)

Toronto-Dominion Bank	Hong Kong Dollar	16,241	United States Dollar	2,076	6/21/23	(1)

Subtotal Depreciation						(86)
Total						$ (81)

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

EQUITY FUNDS   106   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	11	$2,276	Long	6/23	$126

E-Mini S&P MidCap 400 (United States Dollar)	31	7,842	Long	6/23	404

MSCI EAFE Index (United States Dollar)	46	4,822	Long	6/23	183

MSCI Emerging Markets Index (United States Dollar)	54	2,688	Long	6/23	84

S&P/TSX 60 Index (Canadian Dollar)	5	895	Long	6/23	29

Total					$826

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	55.3%

Japanese Yen	9.7

Hong Kong Dollar	8.0

All other currencies less than 5%	26.1

Total Investments	99.1

Other Assets less Liabilities	0.9

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Brazil	$2,608	$—	$—	$2,608

Canada	14,569	—	—	14,569

Chile	1,230	—	—	1,230

China	—	33,065	1,259	34,324

Egypt	161	72	—	233

Indonesia	—	935	71	1,006

Mexico	6,664	—	—	6,664

United Kingdom	—	34,354	230	34,584

United States	538,804	—	—	538,804

All Other Countries(1)	—	346,585	—	346,585
Total Common Stocks	564,036	415,011	1,560	980,607

Investment Companies	8,972	—	—	8,972
Total Investments	$573,008	$415,011	$1,560	$989,579

OTHER FINANCIAL INSTRUMENTS
Assets

Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5

Futures Contracts	826	—	—	826
Liabilities

Forward Foreign Currency Exchange Contracts	—	(86)	—	(86)
Total Other Financial Instruments	$826	$(81)	$—	$745

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 107 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1)

Australia – 2.1%

ANZ Group Holdings Ltd.	165,575	$2,551

APA Group	63,332	430

Aristocrat Leisure Ltd.	32,604	815

ASX Ltd.	10,787	470

Aurizon Holdings Ltd.	108,512	244

BlueScope Steel Ltd.	25,768	349

Brambles Ltd.	78,123	703

Cochlear Ltd.	3,576	567

Coles Group Ltd.	73,464	886

Commonwealth Bank of Australia	93,983	6,188

Dexus	63,946	324

Endeavour Group Ltd.	80,748	366

Fortescue Metals Group Ltd.	93,770	1,410

Goodman Group	94,014	1,196

GPT Group (The)	113,736	326

IDP Education Ltd.	11,374	209

Lendlease Corp. Ltd.	36,322	177

Macquarie Group Ltd.	20,249	2,385

Mineral Resources Ltd.	9,545	517

Mirvac Group	203,222	285

Newcrest Mining Ltd.	49,144	880

Northern Star Resources Ltd.	63,679	521

Orica Ltd.	25,169	260

QBE Insurance Group Ltd.	85,265	833

Ramsay Health Care Ltd.	10,576	471

REA Group Ltd.	3,088	288

Santos Ltd.	175,662	811

Scentre Group	289,520	537

SEEK Ltd.	18,501	299

Sonic Healthcare Ltd.	26,281	614

Stockland	136,456	366

Suncorp Group Ltd.	68,101	552

Telstra Group Ltd.	225,878	638

Transurban Group	168,533	1,604

Vicinity Ltd.	207,672	272

Woodside Energy Group Ltd.	105,110	2,368

		31,712

Austria – 0.1%

Mondi PLC	26,062	413

OMV A.G.	8,495	389

Verbund A.G.	3,609	314

voestalpine A.G.	6,562	223

		1,339

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

Belgium – 0.1%

D’ieteren Group	1,421	$276

KBC Group N.V.	13,872	954

Solvay S.A., Class A	4,034	462

Umicore S.A.	11,719	398

		2,090

Brazil – 0.3%

MercadoLibre, Inc.*	2,511	3,310

Wheaton Precious Metals Corp.	24,729	1,191

		4,501

Canada – 3.2%

Agnico Eagle Mines Ltd.	27,310	1,392

Alimentation Couche-Tard, Inc.	44,942	2,260

Bank of Montreal	37,448	3,336

Bank of Nova Scotia (The)	65,997	3,324

Brookfield Corp.	78,367	2,553

CAE, Inc.*	16,897	382

Cameco Corp.	24,046	630

Canadian Apartment Properties REIT	4,271	150

Canadian National Railway Co.	31,822	3,755

Canadian Tire Corp. Ltd., Class A	3,245	423

Dollarama, Inc.	15,071	901

Enbridge, Inc.	112,180	4,277

FirstService Corp.	2,252	317

Fortis, Inc.	26,470	1,125

Gildan Activewear, Inc.	10,100	336

Hydro One Ltd.	17,806	507

Intact Financial Corp.	9,681	1,385

Ivanhoe Mines Ltd., Class A*	34,667	313

Keyera Corp.	12,803	280

Kinross Gold Corp.	75,131	354

Magna International, Inc.	15,624	837

Metro, Inc.	12,935	711

National Bank of Canada	18,724	1,339

Northland Power, Inc.	12,839	322

Nutrien Ltd.	28,829	2,129

Open Text Corp.	14,759	569

Parkland Corp.	7,890	189

Pembina Pipeline Corp.	30,968	1,003

Power Corp. of Canada	30,737	786

Ritchie Bros. Auctioneers, Inc.	10,242	576

Rogers Communications, Inc., Class B	19,380	898

Shopify, Inc., Class A*	65,980	3,164

TELUS Corp.	1,486	30

See Notes to the Financial Statements.

EQUITY FUNDS   108   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

Canada – 3.2% continued

TELUS Corp. (Toronto Exchange)	24,769	$492

Thomson Reuters Corp.	9,464	1,231

Toromont Industries Ltd.	4,533	372

Toronto-Dominion Bank (The)	100,539	6,022

		48,670

Chile – 0.1%

Antofagasta PLC	21,987	430

Lundin Mining Corp.	39,697	270

		700

China – 0.5%

BOC Hong Kong Holdings Ltd.	207,500	645

NXP Semiconductors N.V.	14,369	2,679

Prosus N.V.*	44,462	3,477

		6,801

Denmark – 1.4%

AP Moller - Maersk A/S, Class A	173	306

AP Moller - Maersk A/S, Class B	281	509

Chr Hansen Holding A/S	5,727	435

Coloplast A/S, Class B	6,453	850

Demant A/S*	5,651	198

Genmab A/S*	3,639	1,374

Novo Nordisk A/S, Class B	91,816	14,571

Novozymes A/S, Class B	11,617	595

Orsted A/S(2)	10,829	924

Pandora A/S	5,053	484

Vestas Wind Systems A/S	55,816	1,617

		21,863

Finland – 0.5%

Elisa OYJ	7,568	456

Kesko OYJ, Class B	14,521	313

Neste OYJ	23,493	1,159

Nordea Bank Abp	182,128	1,944

Orion OYJ, Class B	5,925	265

Sampo OYJ, Class A	26,654	1,257

Stora Enso OYJ (Registered)	30,772	400

UPM-Kymmene OYJ	30,204	1,014

Wartsila OYJ Abp	25,411	240

		7,048

France – 3.8%

Accor S.A.*	9,639	314

Air Liquide S.A.	28,971	4,853

Alstom S.A.	17,158	469

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

France – 3.8% continued

AXA S.A.	104,113	$3,183

BioMerieux	2,338	247

BNP Paribas S.A.	61,500	3,678

Bouygues S.A.	12,784	431

Bureau Veritas S.A.	16,675	479

Carrefour S.A.	34,201	691

Cie Generale des Etablissements Michelin S.C.A.	37,492	1,147

Covivio S.A./France	2,618	153

Danone S.A.	35,488	2,206

Eiffage S.A.	4,304	466

EssilorLuxottica S.A.	16,111	2,908

Gecina S.A.	2,509	261

Kering S.A.	4,144	2,705

Klepierre S.A.	12,112	275

L’Oreal S.A.	13,397	5,994

LVMH Moet Hennessy Louis Vuitton S.E.	15,365	14,081

Orange S.A.	110,396	1,312

Publicis Groupe S.A.	12,704	992

SEB S.A.	1,587	181

Societe Generale S.A.	45,969	1,038

Teleperformance	3,274	791

TotalEnergies S.E.	138,004	8,143

Unibail-Rodamco-Westfield*	6,851	369

Valeo	11,904	245

Vivendi S.E.	41,312	417

Worldline S.A.(2) *	13,690	582

		58,611

Germany – 1.7%

adidas A.G.	8,956	1,581

Allianz S.E. (Registered)	22,318	5,152

Bayerische Motoren Werke A.G.	18,307	2,005

Beiersdorf A.G.	5,776	752

Brenntag S.E.	8,637	648

Carl Zeiss Meditec A.G. (Bearer)	2,270	315

Commerzbank A.G.*	59,039	621

Deutsche Boerse A.G.	10,520	2,047

Evonik Industries A.G.	10,751	226

GEA Group A.G.	8,673	395

HeidelbergCement A.G.	8,205	599

HelloFresh S.E.*	8,836	210

Henkel A.G. & Co. KGaA	5,957	433

LEG Immobilien S.E.	4,453	244

Merck KGaA	7,169	1,333

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 109 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

Germany – 1.7% continued

MTU Aero Engines A.G.	2,929	$733

Puma S.E.	5,779	356

SAP S.E.	57,873	7,280

Symrise A.G.	7,567	822

Telefonica Deutschland Holding A.G.	51,399	158

Zalando S.E.(2) *	12,219	511

		26,421

Hong Kong – 0.8%

AIA Group Ltd.	656,200	6,895

Hang Seng Bank Ltd.	41,478	588

HKT Trust & HKT Ltd.	220,000	293

Hong Kong & China Gas Co. Ltd.	620,462	548

MTR Corp. Ltd.	88,126	426

Prudential PLC	152,265	2,082

Sino Land Co. Ltd.	195,918	265

Swire Pacific Ltd., Class A	25,000	193

Swire Properties Ltd.	67,278	174

WH Group Ltd.(2)	468,500	279

		11,743

Ireland – 0.3%

CRH PLC	41,130	2,079

Kerry Group PLC, Class A	8,760	873

Kingspan Group PLC	8,862	608

Smurfit Kappa Group PLC	13,949	506

		4,066

Israel – 0.0%

Bank Leumi Le-Israel B.M.	86,668	655

Italy – 0.4%

Amplifon S.p.A.	6,813	237

Coca-Cola HBC A.G. - CDI*	10,760	294

Enel S.p.A.	450,035	2,749

Intesa Sanpaolo S.p.A.	892,151	2,296

Nexi S.p.A.*	34,837	284

Prysmian S.p.A.	14,509	611

		6,471

Japan – 6.2%

Aeon Co. Ltd.	36,600	710

Ajinomoto Co., Inc.	25,300	880

ANA Holdings, Inc.*	8,900	193

Asahi Kasei Corp.	70,800	497

Astellas Pharma, Inc.	101,300	1,441

Azbil Corp.	6,100	167

Bridgestone Corp.	31,600	1,284

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

Japan – 6.2% continued

Chugai Pharmaceutical Co. Ltd.	37,130	$918

Dai Nippon Printing Co. Ltd.	12,600	352

Daifuku Co. Ltd.	16,800	312

Dai-ichi Life Holdings, Inc.	55,700	1,023

Daiichi Sankyo Co. Ltd.	97,200	3,547

Daikin Industries Ltd.	13,800	2,474

Daiwa House Industry Co. Ltd.	33,000	777

Denso Corp.	24,100	1,360

Eisai Co. Ltd.	13,905	791

FANUC Corp.	53,000	1,911

Fast Retailing Co. Ltd.	9,700	2,121

FUJIFILM Holdings Corp.	19,800	1,006

Fujitsu Ltd.	10,900	1,473

Hankyu Hanshin Holdings, Inc.	12,300	365

Hikari Tsushin, Inc.	1,200	169

Hirose Electric Co. Ltd.	1,700	222

Hitachi Construction Machinery Co. Ltd.	6,500	151

Hoshizaki Corp.	6,400	236

Hoya Corp.	19,800	2,190

Hulic Co. Ltd.	21,500	177

Ibiden Co. Ltd.	6,500	261

Inpex Corp.	57,600	613

Isuzu Motors Ltd.	31,200	373

ITOCHU Corp.	65,800	2,143

Japan Real Estate Investment Corp.	74	295

JFE Holdings, Inc.	27,300	347

JSR Corp.	9,800	232

Kajima Corp.	23,800	287

Kao Corp.	25,700	1,004

KDDI Corp.	89,400	2,761

Keio Corp.	6,200	217

Kikkoman Corp.	8,000	408

Komatsu Ltd.	51,200	1,270

Kubota Corp.	55,600	842

Kurita Water Industries Ltd.	6,000	275

Lixil Corp.	17,000	280

Marubeni Corp.	85,500	1,162

Mazda Motor Corp.	31,100	290

McDonald’s Holdings Co. Japan Ltd.	4,900	204

MEIJI Holdings Co. Ltd.	11,800	281

Mitsubishi Chemical Group Corp.	71,400	425

Mitsubishi Estate Co. Ltd.	62,100	741

Mitsui & Co. Ltd.	79,400	2,474

See Notes to the Financial Statements.

EQUITY FUNDS   110   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

Japan – 6.2% continued

Mitsui Chemicals, Inc.	10,900	$281

MS&AD Insurance Group Holdings, Inc.	23,600	733

Murata Manufacturing Co. Ltd.	31,845	1,945

Nintendo Co. Ltd.	61,300	2,376

Nippon Building Fund, Inc.	78	324

NIPPON EXPRESS HOLDINGS, Inc.	4,100	247

Nippon Paint Holdings Co. Ltd.	44,900	422

Nippon Prologis REIT, Inc.	115	244

Nippon Steel Corp.	44,800	1,057

Nippon Yusen K.K.	27,400	640

Nissin Foods Holdings Co. Ltd.	3,400	311

Nitori Holdings Co. Ltd.	4,400	530

Nitto Denko Corp.	7,900	511

Nomura Holdings, Inc.	163,000	629

Nomura Real Estate Holdings, Inc.	6,900	153

Nomura Research Institute Ltd.	22,076	513

NTT Data Corp.	34,400	452

Obayashi Corp.	38,100	292

Odakyu Electric Railway Co. Ltd.	15,600	203

Omron Corp.	10,200	597

Open House Group Co. Ltd.	4,000	150

Oriental Land Co. Ltd.	55,500	1,898

ORIX Corp.	65,800	1,085

Osaka Gas Co. Ltd.	20,700	340

Pan Pacific International Holdings Corp.	20,400	395

Panasonic Corp.	121,700	1,089

Rakuten Group, Inc.	49,800	232

Recruit Holdings Co. Ltd.	79,900	2,215

Rohm Co. Ltd.	4,800	400

SCSK Corp.	8,200	120

Sekisui Chemical Co. Ltd.	20,600	292

Sekisui House Ltd.	34,100	695

Seven & i Holdings Co. Ltd.	41,800	1,886

SG Holdings Co. Ltd.	15,800	234

Sharp Corp.	12,700	90

Shimadzu Corp.	13,100	411

Shimizu Corp.	30,700	174

Shin-Etsu Chemical Co. Ltd.	102,500	3,325

Shionogi & Co. Ltd.	14,500	656

SoftBank Corp.	159,500	1,840

Sompo Holdings, Inc.	17,300	687

Sony Group Corp.	69,900	6,355

Sumitomo Chemical Co. Ltd.	80,100	269

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

Japan – 6.2% continued

Sumitomo Electric Industries Ltd.	39,900	$513

Sumitomo Metal Mining Co. Ltd.	13,700	524

Sumitomo Mitsui Trust Holdings, Inc.	18,900	647

Sumitomo Realty & Development Co. Ltd.	17,300	390

Suntory Beverage & Food Ltd.	8,000	298

Sysmex Corp.	9,642	633

Taisei Corp.	10,000	309

TDK Corp.	21,400	768

Terumo Corp.	35,900	969

Tobu Railway Co. Ltd.	9,900	237

Tokyo Electron Ltd.	24,900	3,045

Tokyo Gas Co. Ltd.	21,000	395

Tokyu Corp.	31,000	412

Toray Industries, Inc.	78,100	446

Tosoh Corp.	14,500	197

TOTO Ltd.	8,100	271

Unicharm Corp.	22,400	921

USS Co. Ltd.	11,000	191

West Japan Railway Co.	12,500	515

Yamaha Corp.	8,000	309

Yamaha Motor Co. Ltd.	15,900	417

Yaskawa Electric Corp.	13,700	600

Yokogawa Electric Corp.	12,600	205

Z Holdings Corp.	156,300	444

ZOZO, Inc.	7,300	167

		95,053

Netherlands – 1.7%

Akzo Nobel N.V.	9,945	776

ASML Holding N.V.	22,374	15,288

IMCD N.V.	3,250	532

ING Groep N.V.	206,420	2,456

JDE Peet’s N.V.	5,933	173

Koninklijke Ahold Delhaize N.V.	57,913	1,981

Koninklijke DSM N.V.	9,700	1,146

Koninklijke KPN N.V.	184,270	651

NN Group N.V.	15,461	561

Randstad N.V.	6,535	388

Wolters Kluwer N.V.	14,258	1,799

		25,751

New Zealand – 0.1%

Auckland International Airport Ltd.*	68,258	371

Fisher & Paykel Healthcare Corp. Ltd.	31,294	523

Mercury NZ Ltd.	41,748	165

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 111 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

New Zealand – 0.1% continued

Meridian Energy Ltd.	74,704	$246

Spark New Zealand Ltd.	106,990	339

Xero Ltd.*	7,334	444

		2,088

Norway – 0.3%

Aker BP ASA	18,314	449

DNB Bank ASA	50,644	908

Equinor ASA	53,111	1,510

Gjensidige Forsikring ASA	11,590	190

Mowi ASA	22,362	414

Norsk Hydro ASA	73,083	547

Orkla ASA	40,972	291

Salmar ASA	3,653	160

Telenor ASA	40,355	474

		4,943

Portugal – 0.0%

Banco Espirito Santo S.A. (Registered)(3) *	29,034	—

Galp Energia SGPS S.A.	26,945	306

Jeronimo Martins SGPS S.A.	15,757	369

		675

Singapore – 0.3%

CapitaLand Integrated Commercial Trust	302,173	451

Capitaland Investment Ltd.	139,258	387

City Developments Ltd.	21,100	117

Grab Holdings Ltd., Class A*	72,300	218

Keppel Corp. Ltd.	86,400	366

Singapore Airlines Ltd.	73,200	316

Singapore Exchange Ltd.	48,200	342

United Overseas Bank Ltd.	65,200	1,463

UOL Group Ltd.	25,982	136

		3,796

South Korea – 0.0%

Delivery Hero S.E.*	9,135	311

Spain – 0.7%

Banco Bilbao Vizcaya Argentaria S.A.	333,396	2,382

Iberdrola S.A.	340,969	4,247

Industria de Diseno Textil S.A.	60,256	2,023

Naturgy Energy Group S.A.	8,335	251

Red Electrica Corp. S.A.	23,011	405

Repsol S.A.	77,103	1,187

		10,495

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

Sweden – 0.9%

Alfa Laval AB	16,256	$581

Assa Abloy AB, Class B	55,898	1,342

Atlas Copco AB, Class A	146,479	1,857

Atlas Copco AB, Class B	88,058	1,013

Boliden AB	14,934	587

Electrolux AB, Class B	12,404	151

Epiroc AB, Class A	35,878	712

Epiroc AB, Class B	22,928	391

EQT AB	19,930	408

Essity AB, Class B	34,003	972

Hennes & Mauritz AB, Class B	42,106	601

Holmen AB, Class B	4,922	190

Husqvarna AB, Class B	25,223	219

Nibe Industrier AB, Class B	84,119	959

Sandvik AB	58,163	1,236

SKF AB, Class B	21,832	431

Svenska Cellulosa AB S.C.A., Class B	32,613	429

Tele2 AB, Class B	33,667	335

Telefonaktiebolaget LM Ericsson, Class B	161,542	949

Telia Co. AB	145,539	370

		13,733

Switzerland – 1.4%

ABB Ltd. (Registered)	87,070	2,986

Adecco Group A.G. (Registered)	9,480	345

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	57	674

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	6	708

Cie Financiere Richemont S.A., Class A (Registered)	28,951	4,641

Clariant A.G. (Registered)*	12,593	209

Geberit A.G. (Registered)	1,949	1,090

Givaudan S.A. (Registered)	511	1,665

Kuehne + Nagel International A.G. (Registered)	3,032	905

Lonza Group A.G. (Registered)	4,125	2,481

SGS S.A. (Registered)	352	773

Sika A.G. (Registered)	8,084	2,269

Sonova Holding A.G. (Registered)	2,911	859

Straumann Holding A.G. (Registered)	6,166	925

Swiss Life Holding A.G. (Registered)	1,711	1,055

Temenos A.G. (Registered)	3,648	254

		21,839

See Notes to the Financial Statements.

EQUITY FUNDS   112   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

United Kingdom – 4.0%

abrdn PLC	117,272	$295

Ashtead Group PLC	24,256	1,486

Associated British Foods PLC	20,143	483

AstraZeneca PLC	85,990	11,935

Barratt Developments PLC	56,005	323

Berkeley Group Holdings PLC	6,195	321

British Land (The) Co. PLC	53,336	256

BT Group PLC	384,664	692

Bunzl PLC	18,291	691

Burberry Group PLC	20,953	670

CNH Industrial N.V.	58,096	889

Coca-Cola Europacific Partners PLC	11,574	685

Compass Group PLC	97,101	2,441

Croda International PLC	7,991	642

DCC PLC	5,191	303

HSBC Holdings PLC	1,108,060	7,544

Informa PLC	77,348	661

InterContinental Hotels Group PLC	10,002	657

Intertek Group PLC	9,149	459

J Sainsbury PLC	95,797	330

Johnson Matthey PLC	10,636	261

Kingfisher PLC	111,935	362

Land Securities Group PLC	40,138	309

Legal & General Group PLC	328,184	971

Lloyds Banking Group PLC	3,725,456	2,198

National Grid PLC	203,084	2,757

Next PLC	7,119	579

Ocado Group PLC*	32,122	213

Pearson PLC	35,260	368

Persimmon PLC	16,951	264

Reckitt Benckiser Group PLC	39,671	3,014

RELX PLC	105,901	3,428

Rentokil Initial PLC	141,101	1,032

Schroders PLC	45,462	259

Segro PLC	66,402	632

Spirax-Sarco Engineering PLC	4,209	618

St. James’s Place PLC	31,166	467

Taylor Wimpey PLC	195,835	288

Tesco PLC	410,133	1,345

Unilever PLC	140,655	7,287

Vodafone Group PLC	1,440,260	1,592

Whitbread PLC	11,416	422

WPP PLC	59,433	705

		61,134

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

United States – 66.5%

3M Co.	30,624	$3,219

A.O. Smith Corp.	7,173	496

Accenture PLC, Class A	34,970	9,995

Adobe, Inc.*	25,798	9,942

Advance Auto Parts, Inc.	3,273	398

Aflac, Inc.	32,737	2,112

Agilent Technologies, Inc.	16,335	2,260

Align Technology, Inc.*	4,108	1,373

Allegion PLC	4,813	514

Allstate (The) Corp.	14,713	1,630

Ally Financial, Inc.	16,189	413

Alphabet, Inc., Class A*	331,562	34,393

Alphabet, Inc., Class C*	303,979	31,614

Amcor PLC	81,794	931

American Express Co.	35,212	5,808

American International Group, Inc.	41,166	2,073

American Tower Corp.	25,828	5,278

American Water Works Co., Inc.	10,699	1,567

Ameriprise Financial, Inc.	5,899	1,808

AmerisourceBergen Corp.	8,520	1,364

Amgen, Inc.	29,611	7,158

Annaly Capital Management, Inc.	25,401	485

ANSYS, Inc.*	4,875	1,622

Applied Materials, Inc.	47,730	5,863

Aptiv PLC*	15,019	1,685

Arch Capital Group Ltd.*	20,555	1,395

Arthur J. Gallagher & Co.	11,690	2,236

Assurant, Inc.	2,910	349

Atmos Energy Corp.	8,104	911

Autodesk, Inc.*	11,961	2,490

Automatic Data Processing, Inc.	23,020	5,125

Baker Hughes Co.	55,416	1,599

Ball Corp.	17,418	960

Bank of New York Mellon (The) Corp.	42,425	1,928

Baxter International, Inc.	28,142	1,141

Best Buy Co., Inc.	11,570	906

Biogen, Inc.*	7,990	2,221

BioMarin Pharmaceutical, Inc.*	10,323	1,004

Bio-Techne Corp.	8,864	658

BlackRock, Inc.	8,331	5,574

BorgWarner, Inc.	13,146	646

Boston Properties, Inc.	8,230	445

Bristol-Myers Squibb Co.	117,984	8,177

Bunge Ltd.	8,248	788

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 113 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

United States – 66.5% continued

Burlington Stores, Inc.*	3,549	$717

C.H. Robinson Worldwide, Inc.	6,498	646

Cadence Design Systems, Inc.*	15,212	3,196

Campbell Soup Co.	11,675	642

Cardinal Health, Inc.	14,587	1,101

Carlyle Group (The), Inc.	11,764	365

CarMax, Inc.*	8,697	559

Carrier Global Corp.	46,200	2,114

Catalent, Inc.*	9,699	637

Caterpillar, Inc.	28,872	6,607

Cboe Global Markets, Inc.	6,004	806

CBRE Group, Inc., Class A*	17,459	1,271

Celanese Corp.	6,040	658

Charles Schwab (The) Corp.	80,606	4,222

Cheniere Energy, Inc.	12,397	1,954

Chubb Ltd.	23,036	4,473

Cigna Group (The)	16,959	4,334

Cisco Systems, Inc.	228,115	11,925

Citizens Financial Group, Inc.	27,137	824

Clorox (The) Co.	7,003	1,108

CME Group, Inc.	19,945	3,820

Coca-Cola (The) Co.	228,101	14,149

Cognex Corp.	9,467	469

Colgate-Palmolive Co.	44,039	3,310

Computershare Ltd.	29,700	431

Conagra Brands, Inc.	26,513	996

Consolidated Edison, Inc.	19,740	1,889

Copart, Inc.*	23,954	1,802

Crown Castle, Inc.	24,011	3,214

CSX Corp.	116,304	3,482

Cummins, Inc.	7,798	1,863

DaVita, Inc.*	2,749	223

Deere & Co.	15,909	6,569

Delta Air Lines, Inc.*	8,745	305

DENTSPLY SIRONA, Inc.	12,508	491

Dexcom, Inc.*	21,412	2,488

Discover Financial Services	15,120	1,494

Dover Corp.	7,688	1,168

Eaton Corp. PLC	22,063	3,780

eBay, Inc.	30,033	1,333

Ecolab, Inc.	14,209	2,352

Edison International	21,237	1,499

Edwards Lifesciences Corp.*	34,250	2,834

Elanco Animal Health, Inc.*	25,581	240

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

United States – 66.5% continued

Electronic Arts, Inc.	15,304	$1,843

Elevance Health, Inc.	13,250	6,093

Eli Lilly & Co.	44,833	15,397

Equinix, Inc.	5,133	3,701

Equitable Holdings, Inc.	21,649	550

Essential Utilities, Inc.	14,213	620

Estee Lauder (The) Cos., Inc., Class A	12,826	3,161

Eversource Energy	19,339	1,513

Exelon Corp.	55,172	2,311

Expeditors International of Washington, Inc.	9,064	998

FactSet Research Systems, Inc.	2,137	887

Fastenal Co.	31,761	1,713

First Republic Bank	10,133	142

Fortive Corp.	18,714	1,276

Fortune Brands Innovations, Inc.	7,358	432

Franklin Resources, Inc.	16,566	446

Gen Digital, Inc.	33,773	580

Generac Holdings, Inc.*	3,497	378

General Mills, Inc.	32,941	2,815

Genuine Parts Co.	7,852	1,314

Gilead Sciences, Inc.	69,624	5,777

GSK PLC	225,525	4,022

Halliburton Co.	50,212	1,589

Hartford Financial Services Group (The), Inc.	17,570	1,224

Hasbro, Inc.	7,222	388

HCA Healthcare, Inc.	11,755	3,100

Healthpeak Properties, Inc.	29,768	654

Hewlett Packard Enterprise Co.	71,383	1,137

HF Sinclair Corp.	8,380	405

Hilton Worldwide Holdings, Inc.	14,934	2,104

Hologic, Inc.*	13,633	1,100

Home Depot (The), Inc.	56,580	16,698

Hormel Foods Corp.	16,845	672

HP, Inc.	55,710	1,635

HubSpot, Inc.*	2,577	1,105

Humana, Inc.	7,020	3,408

Huntington Bancshares, Inc.	80,408	901

IDEX Corp.	4,213	973

IDEXX Laboratories, Inc.*	4,583	2,292

Illinois Tool Works, Inc.	17,029	4,146

Illumina, Inc.*	8,716	2,027

Ingersoll Rand, Inc.	22,673	1,319

See Notes to the Financial Statements.

EQUITY FUNDS   114   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

United States – 66.5% continued

Insulet Corp.*	3,841	$1,225

Intel Corp.	229,026	7,482

Intercontinental Exchange, Inc.	30,903	3,223

International Business Machines Corp.	50,177	6,578

International Flavors & Fragrances, Inc.	14,116	1,298

International Paper Co.	18,525	668

Interpublic Group of (The) Cos., Inc.	21,225	790

Intuit, Inc.	14,793	6,595

Invesco Ltd.	18,806	308

James Hardie Industries PLC - CDI	24,878	534

Jazz Pharmaceuticals PLC*	3,536	517

JB Hunt Transport Services, Inc.	4,747	833

Johnson & Johnson	145,170	22,501

Johnson Controls International PLC	38,027	2,290

Kellogg Co.	14,191	950

Keurig Dr. Pepper, Inc.	43,093	1,520

KeyCorp	54,059	677

Keysight Technologies, Inc.*	9,948	1,606

Kimberly-Clark Corp.	18,725	2,513

Kinder Morgan, Inc.	111,761	1,957

Knight-Swift Transportation Holdings, Inc.	8,299	470

Kroger (The) Co.	37,702	1,861

Laboratory Corp. of America Holdings	4,886	1,121

Lam Research Corp.	7,565	4,010

Lear Corp.	3,259	455

Lennox International, Inc.	1,696	426

Linde PLC	27,406	9,741

LKQ Corp.	14,553	826

Loews Corp.	11,259	653

Lowe’s Cos., Inc.	33,545	6,708

LPL Financial Holdings, Inc.	4,527	916

Lululemon Athletica, Inc.*	6,446	2,348

Marathon Petroleum Corp.	25,993	3,505

MarketAxess Holdings, Inc.	2,138	837

Marsh & McLennan Cos., Inc.	27,543	4,587

Martin Marietta Materials, Inc.	3,420	1,214

Masco Corp.	12,537	623

Mastercard, Inc., Class A	47,638	17,312

McCormick & Co., Inc. (Non Voting)	13,919	1,158

McDonald’s Corp.	40,656	11,368

Merck & Co., Inc.	140,734	14,973

Mettler-Toledo International, Inc.*	1,234	1,888

Microsoft Corp.	393,080	113,325

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

United States – 66.5% continued

Moody’s Corp.	9,131	$2,794

Morgan Stanley	70,307	6,173

Mosaic (The) Co.	18,869	866

Motorola Solutions, Inc.	9,282	2,656

Nasdaq, Inc.	19,502	1,066

Newell Brands, Inc.	21,687	270

Newmont Corp.	43,945	2,154

NIKE, Inc., Class B	69,920	8,575

Norfolk Southern Corp.	12,812	2,716

Northern Trust Corp.(4)	10,838	955

Novocure Ltd.*	5,094	306

Nucor Corp.	14,230	2,198

NVIDIA Corp.	136,538	37,926

Old Dominion Freight Line, Inc.	5,200	1,772

ONEOK, Inc.	24,659	1,567

Otis Worldwide Corp.	23,018	1,943

Owens Corning	5,217	500

Pentair PLC	9,132	505

PepsiCo, Inc.	76,508	13,947

Phillips 66	26,210	2,657

Plug Power, Inc.*	27,743	325

PNC Financial Services Group (The), Inc.	22,383	2,845

Pool Corp.	2,238	766

PPG Industries, Inc.	13,023	1,740

Principal Financial Group, Inc.	13,620	1,012

Procter & Gamble (The) Co.	131,575	19,564

Progressive (The) Corp.	32,495	4,649

Prologis, Inc.	51,181	6,386

Prudential Financial, Inc.	20,356	1,684

Quanta Services, Inc.	7,903	1,317

Quest Diagnostics, Inc.	6,267	887

Raymond James Financial, Inc.	11,034	1,029

Regions Financial Corp.	52,054	966

Republic Services, Inc.	12,246	1,656

ResMed, Inc.	8,216	1,799

Rivian Automotive, Inc., Class A*	17,371	269

Robert Half International, Inc.	5,885	474

Roche Holding A.G. (Genusschein)	38,979	11,155

Rockwell Automation, Inc.	6,364	1,868

Rollins, Inc.	12,708	477

Roper Technologies, Inc.	5,875	2,589

S&P Global, Inc.	18,465	6,366

Salesforce, Inc.*	55,488	11,085

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 115 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

United States – 66.5% continued

SBA Communications Corp.	5,974	$1,560

Schlumberger N.V.	78,590	3,859

Schneider Electric S.E.	30,065	5,026

Sempra Energy	17,444	2,637

ServiceNow, Inc.*	11,219	5,214

Sherwin-Williams (The) Co.	13,656	3,069

Sirius XM Holdings, Inc.	44,052	175

Snap-on, Inc.	2,896	715

Splunk, Inc.*	9,293	891

State Street Corp.	20,297	1,536

Steel Dynamics, Inc.	9,699	1,097

STERIS PLC	5,490	1,050

Swiss Re A.G.	16,716	1,719

Synchrony Financial	25,550	743

T. Rowe Price Group, Inc.	12,312	1,390

Take-Two Interactive Software, Inc.*	9,322	1,112

Targa Resources Corp.	11,791	860

Target Corp.	25,526	4,228

Teleflex, Inc.	2,688	681

Tenaris S.A.	26,899	383

Tesla, Inc.*	148,977	30,907

Texas Instruments, Inc.	50,415	9,378

Thermo Fisher Scientific, Inc.	21,755	12,539

TJX (The) Cos., Inc.	64,414	5,048

Tractor Supply Co.	6,117	1,438

Trane Technologies PLC	12,743	2,344

Travelers (The) Cos., Inc.	13,007	2,230

Trimble, Inc.*	13,737	720

Truist Financial Corp.	73,545	2,508

U.S. Bancorp	78,260	2,821

UGI Corp.	11,287	392

U-Haul Holding Co. (Non Voting)	4,842	251

Ulta Beauty, Inc.*	2,837	1,548

Union Pacific Corp.	34,092	6,861

United Parcel Service, Inc., Class B	40,489	7,854

United Rentals, Inc.	3,838	1,519

Vail Resorts, Inc.	2,259	528

Valero Energy Corp.	21,383	2,985

Ventas, Inc.	22,114	959

Verizon Communications, Inc.	233,027	9,062

Vertex Pharmaceuticals, Inc.*	14,245	4,488

VF Corp.	17,459	400

Visa, Inc., Class A	90,356	20,372

VMware, Inc., Class A*	11,757	1,468

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.4% (1) continued

United States – 66.5% continued

W.W. Grainger, Inc.	2,520	$1,736

Walt Disney (The) Co.*	101,128	10,126

Warner Bros. Discovery, Inc.*	127,824	1,930

Waters Corp.*	3,381	1,047

Webster Financial Corp.	9,529	376

Welltower, Inc.	26,119	1,873

West Pharmaceutical Services, Inc.	4,097	1,420

Westrock Co.	14,192	432

Weyerhaeuser Co.	40,530	1,221

Williams (The) Cos., Inc.	67,451	2,014

Willis Towers Watson PLC	6,006	1,396

Xylem, Inc.	10,251	1,073

Zebra Technologies Corp., Class A*	2,875	914

Zoetis, Inc.	25,841	4,301

ZoomInfo Technologies, Inc.*	14,251	352

		1,017,380

Total Common Stocks

(Cost $1,186,254)		1,489,889

PREFERRED STOCKS – 0.1% (1)

Germany – 0.1%

Bayerische Motoren Werke A.G., 9.04%(5)	3,365	344

Henkel A.G. & Co. KGaA, 2.57%(5)	9,860	771

		1,115

Total Preferred Stocks

(Cost $1,041)		1,115

RIGHTS – 0.0%

United States – 0.0%

Contra Abiomed, Inc. (Contingent Value Rights)(3) (6) *	2,380	—

Total Rights

(Cost $—)		—

See Notes to the Financial Statements.

EQUITY FUNDS   116   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds -
U.S. Government Portfolio (Shares), 4.61%(7) (8)	21,567,077	$21,567

Total Investment Companies

(Cost $21,567)		21,567

Total Investments – 98.9%
(Cost $1,208,862)		1,512,571

Other Assets less Liabilities – 1.1%		16,658
Net Assets – 100.0%		$1,529,229

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(4)	Investment in affiliate.

(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(6)	Restricted security that has been deemed illiquid. At March 31, 2023, the value of this restricted illiquid security amounted to $0 or 0.0% of net assets.

Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)
Contra Abiomed, Inc. (Contingent Value Rights)	12/23/22	$—

(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(8)	7-day current yield as of March 31, 2023 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CDI – CREST Depository Interest

FTSE – Financial Times Stock Exchange

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Citibank	United States Dollar	812	British Pound	680	6/21/23	$ 28

Citibank	United States Dollar	1,243	Canadian Dollar	1,707	6/21/23	22

JPMorgan Chase	United States Dollar	650	Euro	600	6/21/23	4

Morgan Stanley	Japanese Yen	65,800	United States Dollar	506	6/21/23	5

Morgan Stanley	United States Dollar	52	Danish Krone	361	6/21/23	1

Morgan Stanley	United States Dollar	2,028	Japanese Yen	272,191	6/21/23	48

Morgan Stanley	United States Dollar	31	Swedish Krona	332	6/21/23	1

Morgan Stanley	United States Dollar	94	Swiss Franc	87	6/21/23	2

Toronto-Dominion Bank	United States Dollar	2,632	Euro	2,473	6/21/23	63

Subtotal Appreciation						174

BNY Mellon	Euro	1,900	United States Dollar	2,016	6/21/23	(54)

Citibank	Japanese Yen	72,400	United States Dollar	552	6/21/23	— *

Citibank	United States Dollar	548	Euro	500	6/21/23	(3)

JPMorgan Chase	United States Dollar	590	Japanese Yen	76,700	6/21/23	(5)

Morgan Stanley	Euro	700	United States Dollar	759	6/21/23	(4)

Morgan Stanley	Japanese Yen	158,900	United States Dollar	1,211	6/21/23	— *

Toronto-Dominion Bank	Canadian Dollar	900	United States Dollar	654	6/21/23	(13)

Toronto-Dominion Bank	Hong Kong Dollar	913	United States Dollar	117	6/21/23	— *

UBS	Australian Dollar	391	United States Dollar	260	6/21/23	(2)

Subtotal Depreciation						(81)

Total						$ 93

*	Amount rounds to less than a thousand.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
E-Mini S&P 500 (United States Dollar)	112	$23,171	Long	6/23	$1,069

Euro Stoxx 50 (Euro)	108	4,991	Long	6/23	196

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 117 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued	MARCH 31, 2023

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

FTSE 100 Index (British Pound)	20	$1,885	Long	6/23	$ 37

SPI 200 Index (Australian Dollar)	9	1,082	Long	6/23	27

Topix Index (Japanese Yen)	15	2,263	Long	6/23	85

Total					$1,414

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS
United States Dollar	66.9%

Euro	9.9

Japanese Yen	6.2

All other currencies less than 5%	15.9

Total Investments	98.9
Other Assets less Liabilities	1.1

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Brazil	$4,501	$—	$—	$4,501

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Canada	$48,670	$—	$—	$48,670

Chile	270	430	—	700

China	2,679	4,122	—	6,801

Singapore	218	3,578	—	3,796

United Kingdom	685	60,449	—	61,134

United States	994,110	23,270	—	1,017,380

All Other Countries(1)	—	346,907	—	346,907
Total Common Stocks	1,051,133	438,756	—	1,489,889
Preferred Stocks	—	1,115	—	1,115
Investment Companies	21,567	—	—	21,567
Total Investments	$1,072,700	$439,871	$—	$1,512,571

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$—	$174	$—	$174
Futures Contracts	1,414	—	—	1,414
Liabilities
Forward Foreign Currency Exchange Contracts	—	(81)	—	(81)
Total Other Financial Instruments	$1,414	$93	$—	$1,507

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   118   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 100.2%

FlexShares® Credit-Scored U.S. Corporate Bond Index Fund(1)	40,650	$1,928

FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund(1)	4,606	205

FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund(1)	99,300	2,522

FlexShares® Disciplined Duration MBS Index Fund(1)	199,850	4,127

FlexShares® Global Quality Real Estate Index Fund(1)	38,232	2,026

FlexShares® High Yield Value-Scored Bond Index Fund(1)	222,511	9,063

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund(1)	211,328	5,175

FlexShares® International Quality Dividend Index Fund(1)	250,931	5,541

FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund(1)	86,731	5,589

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(1)	82,697	4,060

FlexShares® Morningstar Global Upstream Natural Resources Index Fund(1)	137,195	5,802

FlexShares® Morningstar U.S. Market Factor Tilt Index Fund(1)	67,470	10,582

FlexShares® Quality Dividend Index Fund(1)	174,294	9,492

FlexShares® STOXX Global Broad Infrastructure Index Fund(1)	39,346	2,044

FlexShares® U.S. Quality Low Volatility Index Fund(1)	147,986	7,603

FlexShares® Ultra-Short Income Fund(1) *	54,858	4,103

iShares 10+ Year Investment Grade Corporate Bond ETF	54,499	2,855

iShares 1-3 Year Treasury Bond ETF	40,345	3,315

iShares 1-5 Year Investment Grade Corporate Bond ETF	47,836	2,418

iShares 20+ Year Treasury Bond ETF	23,734	2,525

iShares 3-7 Year Treasury Bond ETF	30,473	3,585

iShares 5-10 Year Investment Grade Corporate Bond ETF	22,533	1,155

iShares 7-10 Year Treasury Bond ETF	20,650	2,047

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES - 100.2% continued

iShares MBS ETF	43,883	$4,157

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(1) (2)	142,206	142

Total Investment Companies

(Cost $101,215)		102,061

Total Investments – 100.2%

(Cost $101,215)		102,061

Liabilities less Other Assets – (0.2%)		(226)

NET ASSETS – 100.0%		$101,835

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(2)	7-day current yield as of March 31, 2023 is disclosed.
*	Formerly known as FlexShares® Ready Access Variable Income Fund.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ETF - Exchange-Traded Fund

MBS - Mortgage Backed Securities

TIPS - Treasury Inflation Protected Securities

Percentages shown are based on Net Assets.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 119 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND continued	MARCH 31, 2023

At March 31, 2023, the asset class weightings for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity	10.4%	FlexShares® Morningstar U.S. Market Factor Tilt Index Fund

U.S. Equity	9.3	FlexShares® Quality Dividend Index Fund

U.S. Equity	7.4	FlexShares® U.S. Quality Low Volatility Index Fund

Non U.S. Equity - Developed	5.5	FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund

Non U.S. Equity - Developed	5.4	FlexShares® International Quality Dividend Index Fund

Non U.S. Equity - Developed	2.5	FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund

Non U.S. Equity - Emerging Markets	4.0	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Global Real Estate	2.0	FlexShares® Global Quality Real Estate Index Fund

U.S. Bonds - High Yield	8.9	FlexShares® High Yield Value-Scored Bond Index Fund

U.S. Bonds - Investment Grade	5.1	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

U.S. Bonds - Investment Grade	4.1	iShares MBS ETF

U.S. Bonds - Investment Grade	4.0	FlexShares® Ultra-Short Income Fund*

U.S. Bonds - Investment Grade	4.0	FlexShares® Disciplined Duration MBS Index Fund

U.S. Bonds - Investment Grade	3.5	iShares 3-7 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	3.2	iShares 1-3 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	2.8	iShares 10+ Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	2.5	iShares 20+ Year Treasury Bond ETF

U.S. Bonds - Investment Grade	2.4	iShares 1-5 Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	2.0	iShares 7-10 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	1.9	FlexShares® Credit-Scored U.S. Corporate Bond Index Fund

U.S. Bonds - Investment Grade	1.1	iShares 5-10 Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	0.2	FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund

Global Infrastructure	2.0	FlexShares® STOXX Global Broad Infrastructure Index Fund

Commodities/Natural Resources	5.7	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Cash	0.1	Northern Institutional Funds - U.S. Government Portfolio (Shares)

Total	100.0%

*	Formerly known as FlexShares® Ready Access Variable Income Fund.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE	% OF NET ASSETS
Investment Companies	100.2%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investment Companies	$102,061	$—	$—	$102,061

See Notes to the Financial Statements.

EQUITY FUNDS   120   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.7%

Aerospace & Defense – 1.3%

Lockheed Martin Corp.	3,784	$1,789

Air Freight & Logistics – 1.5%

United Parcel Service, Inc., Class B	10,551	2,047

Automobiles – 0.2%

Ford Motor Co.	736	9

Tesla, Inc.(1) *	1,568	326

		335

Banks – 2.1%

Bank of America Corp.	8,462	242

Citigroup, Inc.	34,268	1,607

Cullen/Frost Bankers, Inc.	3,052	322

JPMorgan Chase & Co.	5,926	772

		2,943

Beverages – 1.5%

Coca-Cola (The) Co.	28,865	1,790

PepsiCo, Inc.	1,700	310

		2,100

Biotechnology – 4.3%

AbbVie, Inc.	16,147	2,574

Amgen, Inc.	6,486	1,568

Gilead Sciences, Inc.	21,071	1,748

		5,890

Broadline Retail – 2.3%

Amazon.com, Inc.(1) *	24,003	2,479

eBay, Inc.	8,179	363

Nordstrom, Inc.	17,546	286

		3,128

Building Products – 1.1%

A.O. Smith Corp.	12,056	834

Carrier Global Corp.	15,748	720

		1,554

Capital Markets – 2.0%

Ameriprise Financial, Inc.	2,498	765

Bank of New York Mellon (The) Corp.	16,635	756

BlackRock, Inc.	87	58

Invesco Ltd.	37,741	619

Janus Henderson Group PLC	15,681	418

Jefferies Financial Group, Inc.	6,388	203

		2,819

Chemicals – 2.6%

CF Industries Holdings, Inc.	7,838	568

Chemours (The) Co.	12,263	367

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.7% continued

Chemicals – 2.6% continued

Dow, Inc.	14,655	$804

Huntsman Corp.	13,097	358

LyondellBasell Industries N.V., Class A	8,422	791

Mosaic (The) Co.	15,107	693

		3,581

Communications Equipment – 1.7%

Cisco Systems, Inc.	45,478	2,377

Ubiquiti, Inc.	39	11

		2,388

Consumer Finance – 1.2%

Ally Financial, Inc.	15,274	389

American Express Co.	6,063	1,000

OneMain Holdings, Inc.	7,767	288

		1,677

Consumer Staples Distribution & Retail – 0.0%

Target Corp.	228	38

Containers & Packaging – 0.4%

International Paper Co.	13,629	491

Diversified Telecommunication Services – 0.3%

AT&T, Inc.	23,188	446

Electric Utilities – 0.9%

Evergy, Inc.	8,511	520

Exelon Corp.	18,423	772

		1,292

Electrical Equipment – 0.5%

Emerson Electric Co.	8,554	745

Entertainment – 0.2%

Activision Blizzard, Inc.	1,114	95

World Wrestling Entertainment, Inc., Class A	1,633	149

		244

Financial Services – 3.1%

Berkshire Hathaway, Inc., Class B*	3,064	946

Equitable Holdings, Inc.	1,856	47

Fidelity National Information Services, Inc.	3,155	172

Mastercard, Inc., Class A	3,658	1,329

UWM Holdings Corp.	99,013	486

Visa, Inc., Class A	4,498	1,014

Western Union (The) Co.	28,695	320

		4,314

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 121 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.7% continued

Food Products – 0.7%

General Mills, Inc.	11,880	$1,015

Ground Transportation – 1.1%

Old Dominion Freight Line, Inc.	2,516	858

Union Pacific Corp.	3,584	721

		1,579

Health Care Equipment & Supplies – 1.0%

Abbott Laboratories	13,515	1,369

Health Care Providers & Services – 1.4%

Cardinal Health, Inc.	9,903	748

UnitedHealth Group, Inc.	2,441	1,153

		1,901

Health Care Real Estate Investment Trusts – 0.6%

Healthpeak Properties, Inc.	27,251	599

Medical Properties Trust, Inc.	29,985	246

		845

Hotel & Resort Real Estate Investment Trusts – 0.2%

Host Hotels & Resorts, Inc.	17,695	292

Hotels, Restaurants & Leisure – 1.3%

McDonald’s Corp.	464	130

Starbucks Corp.	12,360	1,287

Yum! Brands, Inc.	3,359	443

		1,860

Household Durables – 0.3%

Leggett & Platt, Inc.	11,956	381

Household Products – 1.8%

Clorox (The) Co.	2,550	404

Kimberly-Clark Corp.	5,926	795

Procter & Gamble (The) Co.	9,104	1,354

		2,553

Industrial Conglomerates – 0.9%

3M Co.	11,294	1,187

Industrial Real Estate Investment Trusts – 0.8%

Prologis, Inc.	8,319	1,038

Insurance – 3.1%

Aflac, Inc.	11,744	758

Allstate (The) Corp.	4,884	541

Lincoln National Corp.	22,904	515

MetLife, Inc.	13,468	780

Principal Financial Group, Inc.	8,601	639

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.7% continued

Insurance – 3.1% continued

Prudential Financial, Inc.	8,382	$693

Unum Group	10,050	398

		4,324

Interactive Media & Services – 2.6%

Alphabet, Inc., Class A(1) *	34,122	3,539

IT Services – 1.8%

Accenture PLC, Class A	2,877	822

Cognizant Technology Solutions Corp., Class A	10,188	621

International Business Machines Corp.	8,079	1,059

		2,502

Life Sciences Tools & Services – 0.0%

Danaher Corp.	215	54

Machinery – 1.5%

Cummins, Inc.	2,651	633

Illinois Tool Works, Inc.	5,633	1,372

		2,005

Media – 2.8%

Comcast Corp., Class A	52,047	1,973

Interpublic Group of (The) Cos., Inc.	20,474	762

Nexstar Media Group, Inc.	482	83

Omnicom Group, Inc.	8,953	845

Sirius XM Holdings, Inc.	43,071	171

		3,834

Metals & Mining – 0.3%

Southern Copper Corp.	5,252	400

Mortgage Real Estate Investment Trusts – 0.5%

AGNC Investment Corp.	35,181	355

Rithm Capital Corp.	45,046	360

		715

Multi-Utilities – 0.6%

Public Service Enterprise Group, Inc.	12,324	770

Office Real Estate Investment Trusts – 0.7%

Boston Properties, Inc.	10,049	544

Cousins Properties, Inc.	7,902	169

Highwoods Properties, Inc.	3,030	70

Kilroy Realty Corp.	5,032	163

		946

Oil, Gas & Consumable Fuels – 5.6%

Antero Midstream Corp.	35,683	374

Chesapeake Energy Corp.	4,400	335

Coterra Energy, Inc.	24,303	596

See Notes to the Financial Statements.

EQUITY FUNDS   122   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.7% continued

Oil, Gas & Consumable Fuels – 5.6% continued

Devon Energy Corp.	10,995	$556

Diamondback Energy, Inc.	5,273	713

Exxon Mobil Corp.	28,808	3,159

ONEOK, Inc.	9,490	603

Pioneer Natural Resources Co.	4,855	992

Targa Resources Corp.	1,007	74

Texas Pacific Land Corp.	66	112

Williams (The) Cos., Inc.	7,336	219

		7,733

Pharmaceuticals – 6.0%

Bristol-Myers Squibb Co.	7,820	542

Eli Lilly & Co.	7,021	2,411

Johnson & Johnson	17,951	2,782

Merck & Co., Inc.	4,295	457

Pfizer, Inc.	51,114	2,086

		8,278

Professional Services – 0.9%

Paychex, Inc.	4,194	481

Robert Half International, Inc.	9,248	745

		1,226

Residential Real Estate Investment Trusts – 0.8%

Equity Residential	7,224	434

Mid-America Apartment Communities, Inc.	3,973	600

		1,034

Retail Real Estate Investment Trusts – 0.3%

Brixmor Property Group, Inc.	17,387	374

Semiconductors & Semiconductor Equipment – 8.1%

Applied Materials, Inc.	2,349	289

Broadcom, Inc.	4,022	2,580

KLA Corp.	2,147	857

Lam Research Corp.	2,584	1,370

Microchip Technology, Inc.	11,540	967

NVIDIA Corp.(1)	3,284	912

QUALCOMM, Inc.	13,932	1,777

Skyworks Solutions, Inc.	4,413	521

Texas Instruments, Inc.	10,526	1,958

		11,231

Software – 7.2%

Intuit, Inc.	2,819	1,257

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.7% continued

Software – 7.2% continued

Microsoft Corp.	27,591	$7,955

Oracle Corp.	8,731	811

		10,023

Specialized Real Estate Investment Trusts – 0.9%

EPR Properties	8,324	317

Extra Space Storage, Inc.	1,865	304

Iron Mountain, Inc.	11,584	613

		1,234

Specialty Retail – 3.6%

Bath & Body Works, Inc.	15,999	585

Best Buy Co., Inc.	8,651	677

Dick’s Sporting Goods, Inc.	707	100

Home Depot (The), Inc.	8,097	2,390

Lowe’sCos., Inc.	4,178	836

Williams-Sonoma, Inc.	3,357	408

		4,996

Technology Hardware, Storage & Peripherals – 9.9%

Apple, Inc.(1)	72,606	11,973

HP, Inc.	24,477	718

NetApp, Inc.	7,726	493

Seagate Technology Holdings PLC	8,720	577

		13,761

Textiles, Apparel & Luxury Goods – 1.0%

Hanesbrands, Inc.	50,317	264

Tapestry, Inc.	16,605	716

VF Corp.	20,116	461

		1,441

Tobacco – 2.6%

Altria Group, Inc.	36,621	1,634

Philip Morris International, Inc.	19,513	1,898

		3,532

Trading Companies & Distributors – 0.6%

Fastenal Co.	16,587	895
Total Common Stocks
(Cost $97,656)		136,688

INVESTMENT COMPANIES – 1.1%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(2) (3)	1,519,935	1,520

Total Investment Companies

(Cost $1,520)		1,520

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 123 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 4.34%, 5/11/23(4) (5)	$180	$179

Total Short-Term Investments

(Cost $179)		179

Total Investments – 99.9%

(Cost $99,355)		138,387

Other Assets less Liabilities – 0.1%		156

NET ASSETS – 100.0%		$138,543

(1)	Security represents underlying investment on open written option contracts.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2023 is disclosed.
(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	9	$1,862	Long	6/23	$71

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	VALUE (000S)

Alphabet, Inc., Exp. Date 4/21/23, Strike Price $120.00	(341)	$(3,537)	$ (1)

Amazon.com, Inc., Exp. Date 4/21/23, Strike Price $120.00	(240)	(2,479)	(2)

Apple, Inc., Exp. Date 4/21/23, Strike Price $175.00	(363)	(5,986)	(11)

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	VALUE (000S)

NVIDIA Corp., Exp. Date 4/21/23, Strike Price $310.00	(32)	$(889)	$ (5)

Tesla, Inc., Exp. Date 4/21/23, Strike Price $280.00	(15)	(311)	(1)

Total Written Options Contracts			$(20)

(Premiums Received (000s) $19)

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	98.7%

Investment Companies	1.1%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$136,688	$—	$—	$136,688

Investment Companies	1,520	—	—	1,520

Short-Term Investments	—	179	—	179
Total Investments	$138,208	$179	$—	$138,387

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$71	$—	$—	$71

Liabilities

Written Options	(20)	—	—	(20)
Total Other Financial Instruments	$51	$—	$—	$51
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   124   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.8% (1)

Australia – 6.3%

ANZ Group Holdings Ltd.	87,069	$1,341

Aristocrat Leisure Ltd.	26,270	657

BHP Group Ltd.	19,522	619

Coles Group Ltd.	35,142	424

Fortescue Metals Group Ltd.	68,186	1,026

Glencore PLC	57,655	332

National Australia Bank Ltd.	30,830	572

Origin Energy Ltd.	36,131	200

Rio Tinto PLC	7,465	506

Sonic Healthcare Ltd.	9,928	232

Stockland	187,881	503

Telstra Group Ltd.	288,604	815

Washington H Soul Pattinson & Co. Ltd.	5,383	109

Wesfarmers Ltd.	12,252	413

Woodside Energy Group Ltd.	1,518	34

		7,783

Austria – 0.4%

Erste Group Bank A.G.	6,829	226

voestalpine A.G.	7,106	242

		468

Belgium – 1.1%

Ageas S.A./N.V.	23,047	996

Warehouses De Pauw - C.V.A.	10,141	302

		1,298

Brazil – 0.8%

Yara International ASA	21,583	940

Canada – 9.5%

AltaGas Ltd.	7,056	118

Bank of Montreal	894	80

Canadian National Railway Co.	6,834	806

Canadian Natural Resources Ltd.	26,393	1,461

Canadian Utilities Ltd., Class A	5,511	154

CGI, Inc.*	9,811	946

Element Fleet Management Corp.	11,342	149

Fortis, Inc.	354	15

George Weston Ltd.	1,649	219

Gildan Activewear, Inc.	11,627	386

Hydro One Ltd.	6,512	185

IGM Financial, Inc.	34,047	1,018

Imperial Oil Ltd.	5,950	303

Loblaw Cos. Ltd.	2,681	244

Manulife Financial Corp.	66,891	1,227

National Bank of Canada	7,780	556

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.8% (1) continued

Canada – 9.5% continued

Northland Power, Inc.	3,070	$77

Nutrien Ltd.	4,419	326

Royal Bank of Canada	11,787	1,127

Suncor Energy, Inc.	24,458	759

TFI International, Inc.	9,541	1,138

West Fraser Timber Co. Ltd.	6,990	499

		11,793

Chile – 0.3%

Lundin Mining Corp.	59,379	403

China – 0.9%

BOC Hong Kong Holdings Ltd.	283,687	882

SITC International Holdings Co. Ltd.	10,065	22

Xinyi Glass Holdings Ltd.	96,405	172

		1,076

Denmark – 2.1%

AP Moller - Maersk A/S, Class B	205	372

Carlsberg A/S, Class B	1,568	242

Novo Nordisk A/S, Class B	6,983	1,108

Pandora A/S	9,298	891

		2,613

Finland – 0.6%

Fortum OYJ	11,043	169

Kesko OYJ, Class B	12,235	263

Sampo OYJ, Class A	3,147	149

Wartsila OYJ Abp	18,604	176

		757

France – 8.3%

BioMerieux	2,477	261

BNP Paribas S.A.	25,091	1,501

Bureau Veritas S.A.	10,267	295

Capgemini S.E.	6,018	1,119

Carrefour S.A.	17,129	346

Cie de Saint-Gobain	18,210	1,037

Danone S.A.	5,340	332

Dassault Aviation S.A.	3,241	642

Eiffage S.A.	91	10

Engie S.A.	22,029	348

Eurazeo S.E.	3,740	266

Gecina S.A.	2,016	210

Ipsen S.A.	2,109	233

La Francaise des Jeux S.A.E.M.(2)	5,153	215

L’Oreal S.A.	2,979	1,333

LVMH Moet Hennessy Louis Vuitton S.E.	852	781

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   125    EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.8% (1) continued

France – 8.3% continued

Publicis Groupe S.A.	14,645	$1,144

Societe Generale S.A.	8,602	194

TotalEnergies S.E.	185	11

Veolia Environnement S.A.	171	5

		10,283

Germany – 6.2%

Bayerische Motoren Werke A.G.	9,228	1,011

Covestro A.G.(2)	13,935	576

Deutsche Bank A.G. (Registered)	78,234	793

Deutsche Post A.G. (Registered)	25,704	1,201

E.ON S.E.	5,929	74

Fresenius Medical Care A.G. & Co.

KGaA	2,278	97

GEA Group A.G.	16,046	730

Mercedes-Benz Group A.G.	20,436	1,570

Merck KGaA	5,832	1,084

RWE A.G.	2,403	103

SAP S.E.	4,041	508

		7,747

Hong Kong – 1.7%

CK Asset Holdings Ltd.	111,992	679

CK Infrastructure Holdings Ltd.	28,782	157

Futu Holdings Ltd. ADR*	9,228	478

Jardine Matheson Holdings Ltd.	1,300	63

Power Assets Holdings Ltd.	27,157	146

Sun Hung Kai Properties Ltd.	32,486	457

WH Group Ltd.(2)	252,115	150

		2,130

Ireland – 0.4%

CRH PLC	10,631	537

Israel – 1.5%

Bank Leumi Le-Israel B.M.	42,602	322

Check Point Software Technologies

Ltd.*	8,327	1,083

Wix.com Ltd.*	2,679	267

ZIM Integrated Shipping Services Ltd.	6,966	164

		1,836

Italy – 2.9%

Coca-Cola HBC A.G. - CDI*	28,827	789

Enel S.p.A.	74,913	457

Eni S.p.A.	80,078	1,122

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.8% (1) continued

Italy – 2.9% continued

Poste Italiane S.p.A.	99,632	$1,020

Recordati Industria Chimica e Farmaceutica S.p.A.	4,331	183

		3,571

Japan – 18.9%

Astellas Pharma, Inc.	7,300	104

Bandai Namco Holdings, Inc.	5,700	123

Bridgestone Corp.	17,110	695

Brother Industries Ltd.	35,122	530

Canon, Inc.	5,500	123

Dai Nippon Printing Co. Ltd.	1,300	36

Daito Trust Construction Co. Ltd.	5,020	501

Daiwa House Industry Co. Ltd.	19,200	452

Disco Corp.	10,500	1,222

Hirose Electric Co. Ltd.	5,200	680

Honda Motor Co. Ltd.	18,000	479

Hoya Corp.	9,700	1,073

Isuzu Motors Ltd.	53,700	643

ITOCHU Corp.	41,627	1,355

Japan Post Holdings Co. Ltd.	55,100	448

Japan Post Insurance Co. Ltd.	44,600	696

KDDI Corp.	38,219	1,180

Marubeni Corp.	9,900	135

Mazda Motor Corp.	21,400	199

MEIJI Holdings Co. Ltd.	19,400	461

Mitsubishi Corp.	500	18

Mitsubishi Heavy Industries Ltd.	2,100	77

Mitsubishi UFJ Financial Group, Inc.	136,800	878

Mitsui & Co. Ltd.	14,800	461

NGK Insulators Ltd.	25,900	343

Nintendo Co. Ltd.	8,400	326

Nippon Telegraph & Telephone Corp.	20,034	598

Nippon Yusen K.K.	15,600	365

Nitto Denko Corp.	4,600	297

Olympus Corp.	2,900	51

Ono Pharmaceutical Co. Ltd.	37,700	787

Otsuka Corp.	10,200	363

Pan Pacific International Holdings Corp.	4,000	77

Persol Holdings Co. Ltd.	45,100	907

SCSK Corp.	12,200	178

Secom Co. Ltd.	100	6

Sekisui Chemical Co. Ltd.	40,800	579

Sekisui House Ltd.	17,600	359

SG Holdings Co. Ltd.	6,800	101

See Notes to the Financial Statements.

EQUITY FUNDS   126   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.8% (1) continued

Japan – 18.9% continued

Shin-Etsu Chemical Co. Ltd.	5,000	$162

Sumitomo Corp.	22,100	391

Sumitomo Mitsui Financial Group, Inc.	20,700	830

Suntory Beverage & Food Ltd.	22,876	853

Takeda Pharmaceutical Co. Ltd.	6,400	210

TIS, Inc.	5,100	135

Tokyo Electric Power Co. Holdings, Inc.*	800	3

Tokyo Gas Co. Ltd.	5,500	104

TOPPAN, Inc.	31,500	635

Tosoh Corp.	56,244	764

Trend Micro, Inc.	500	24

USS Co. Ltd.	17,200	298

Yakult Honsha Co. Ltd.	8,900	647

Yamaha Motor Co. Ltd.	18,800	493

		23,455

Jordan – 0.1%

Hikma Pharmaceuticals PLC	5,456	113

Netherlands – 5.9%

ASM International N.V.	1,024	416

ASML Holding N.V.	886	605

Heineken N.V.	12,276	1,322

Koninklijke Ahold Delhaize N.V.	18,392	629

NN Group N.V.	25,353	920

Randstad N.V.	15,573	925

Shell PLC	88,715	2,540

		7,357

New Zealand – 0.1%

Fisher & Paykel Healthcare Corp. Ltd.	7,884	132

Meridian Energy Ltd.	14,739	48

		180

Norway – 0.7%

Equinor ASA	10,358	294

Kongsberg Gruppen ASA	1,129	46

Norsk Hydro ASA	74,754	559

		899

Portugal – 0.6%

Jeronimo Martins SGPS S.A.	29,546	693

Singapore – 2.9%

Jardine Cycle & Carriage Ltd.	36,700	867

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.8% (1) continued

Singapore – 2.9% continued

Oversea-Chinese Banking Corp. Ltd.	128,500	$1,198

STMicroelectronics N.V.	28,673	1,534

		3,599

South Africa – 0.8%

Anglo American PLC	29,874	989

Spain – 2.8%

Banco Bilbao Vizcaya Argentaria S.A.	212,869	1,521

Endesa S.A.	8,571	186

Iberdrola S.A.	51,676	644

Industria de Diseno Textil S.A.	15,928	535

Naturgy Energy Group S.A.	5,827	175

Red Electrica Corp. S.A.	10,079	177

Repsol S.A.	13,170	203

		3,441

Sweden – 2.6%

Boliden AB	7,028	276

Getinge AB, Class B	44,920	1,098

Hennes & Mauritz AB, Class B	50,633	723

Securitas AB, Class B	6,883	61

Skanska AB, Class B	19,907	305

Swedbank AB, Class A	15,380	252

Swedish Orphan Biovitrum AB*	235	6

Telefonaktiebolaget LM Ericsson, Class B	44,612	262

Volvo AB, Class B	10,537	217

		3,200

Switzerland – 5.4%

ABB Ltd. (Registered)	46,704	1,602

Cie Financiere Richemont S.A., Class A (Registered)	11,700	1,876

Kuehne + Nagel International A.G. (Registered)	1,010	301

Novartis A.G. (Registered)	18,377	1,687

Sonova Holding A.G. (Registered)	351	103

Swisscom A.G. (Registered)	1,849	1,180

		6,749

United Kingdom – 7.9%

3i Group PLC	57,841	1,206

AstraZeneca PLC	2,771	385

BAE Systems PLC	14,393	175

Barclays PLC	549,299	992

British American Tobacco PLC	22,839	800

Bunzl PLC	2,858	108

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 127 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.8% (1) continued

United Kingdom – 7.9% continued

CNH Industrial N.V.	48,814	$747

HSBC Holdings PLC	86,668	590

Imperial Brands PLC	32,563	749

InterContinental Hotels Group PLC	157	10

National Grid PLC	17,377	236

NatWest Group PLC	134,231	439

Next PLC	9,488	771

Persimmon PLC	9,268	144

RELX PLC	8,719	282

Rentokil Initial PLC	115,505	845

Sage Group (The) PLC	55,112	528

SSE PLC	5,628	125

Tesco PLC	26,624	87

United Utilities Group PLC	11,632	152

WPP PLC	35,346	419

		9,790

United States – 5.1%

CSL Ltd.	1,197	231

GSK PLC	75,115	1,340

Haleon PLC	85,516	341

Nestle S.A. (Registered)	9,660	1,179

Roche Holding A.G. (Genusschein)	6,907	1,977

Sanofi	11,963	1,303

		6,371

Total Common Stocks

(Cost $111,858)		120,071

INVESTMENT COMPANIES – 1.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(3) (4)	1,249,221	1,249

Total Investment Companies

(Cost $1,249)		1,249

Total Investments – 97.8%

(Cost $113,107)		121,320

Other Assets less Liabilities – 2.2%		2,742

Net Assets – 100.0%		$124,062

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2023 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

FTSE – Financial Times Stock Exchange

S&P – Standard & Poor’s

TSX – Toronto Stock Exchange

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

Euro Stoxx 50 (Euro)	38	$1,756	Long	6/23	$61

FTSE 100 Index (British Pound)	6	565	Long	6/23	1

S&P/TSX 60 Index (Canadian Dollar)	2	358	Long	6/23	9

SPI 200 Index (Australian Dollar)	2	240	Long	6/23	5

Yen Denominated Nikkei 225 (Japanese Yen)	8	850	Long	6/23	13

Total					$89

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY FUNDS   128   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	29.3%

Japanese Yen	18.9

British Pound	12.9

Canadian Dollar	9.8

Swiss Franc	8.0

Australian Dollar	5.8

All other currencies less than 5%	13.1

Total Investments	97.8

Other Assets less Liabilities	2.2

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Canada	$11,793	$—	$—	$11,793

Chile	403	—	—	403

Hong Kong	478	1,652	—	2,130

Israel	1,514	322	—	1,836

All Other Countries(1)	—	103,909	—	103,909
Total Common Stocks	14,188	105,883	—	120,071
Investment Companies	1,249	—	—	1,249

Total Investments	$15,437	$105,883	$—	$121,320
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$89	$—	$—	$89
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 129 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1)

Australia – 7.6%

Ampol Ltd.	69,317	$1,419

ANZ Group Holdings Ltd.	848,567	13,072

APA Group	335,224	2,275

Aristocrat Leisure Ltd.	172,014	4,301

ASX Ltd.	56,507	2,460

Aurizon Holdings Ltd.	490,793	1,105

BHP Group Ltd.	1,443,833	45,795

BlueScope Steel Ltd.	128,657	1,743

Brambles Ltd.	403,337	3,631

Cochlear Ltd.	18,971	3,007

Coles Group Ltd.	377,184	4,548

Commonwealth Bank of Australia	481,336	31,692

Dexus	308,968	1,566

EBOS Group Ltd.	48,130	1,402

Endeavour Group Ltd.	423,169	1,919

Flutter Entertainment PLC - CDI*	47,560	8,650

Fortescue Metals Group Ltd.	479,738	7,214

Glencore PLC	2,938,921	16,905

Goodman Group	478,925	6,091

GPT Group (The)	577,274	1,653

IDP Education Ltd.	56,902	1,044

IGO Ltd.	197,203	1,693

Insurance Australia Group Ltd.	704,806	2,213

Lendlease Corp. Ltd.	205,647	1,002

Lottery (The) Corp. Ltd.	625,554	2,149

Macquarie Group Ltd.	104,553	12,317

Medibank Pvt Ltd.	784,945	1,768

Mineral Resources Ltd.	47,511	2,575

Mirvac Group	1,084,666	1,522

National Australia Bank Ltd.	897,522	16,662

Newcrest Mining Ltd.	250,986	4,493

Northern Star Resources Ltd.	339,211	2,777

Orica Ltd.	124,071	1,282

Origin Energy Ltd.	497,771	2,758

Pilbara Minerals Ltd.	720,909	1,923

Qantas Airways Ltd.*	258,118	1,147

QBE Insurance Group Ltd.	415,791	4,061

Ramsay Health Care Ltd.	50,047	2,228

REA Group Ltd.	14,975	1,396

Reece Ltd.	67,484	789

Rio Tinto Ltd.	106,573	8,581

Rio Tinto PLC	318,941	21,616

Santos Ltd.	888,124	4,099

Scentre Group	1,457,060	2,704

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Australia – 7.6% continued

SEEK Ltd.	94,767	$1,531

Sonic Healthcare Ltd.	127,832	2,988

South32 Ltd.	1,307,233	3,877

Stockland	663,160	1,777

Suncorp Group Ltd.	367,302	2,978

Telstra Group Ltd.	1,196,388	3,380

Transurban Group	871,689	8,296

Treasury Wine Estates Ltd.	203,695	1,787

Vicinity Ltd.	1,163,414	1,524

Washington H Soul Pattinson & Co. Ltd.	64,896	1,315

Wesfarmers Ltd.	325,477	10,971

Westpac Banking Corp.	992,186	14,392

WiseTech Global Ltd.	40,815	1,793

Woodside Energy Group Ltd.	539,060	12,146

Woolworths Group Ltd.	343,544	8,712

		340,714

Austria – 0.2%

Erste Group Bank A.G.	95,110	3,146

Mondi PLC	137,329	2,177

OMV A.G.	40,241	1,843

Verbund A.G.	19,878	1,728

voestalpine A.G.	32,794	1,117

		10,011

Belgium – 0.9%

Ageas S.A./N.V.	45,658	1,974

Anheuser-Busch InBev S.A./N.V.	247,638	16,513

D’ieteren Group	7,417	1,443

Elia Group S.A./N.V.	9,800	1,294

Groupe Bruxelles Lambert N.V.	28,876	2,466

KBC Group N.V.	71,623	4,924

Sofina S.A.	4,582	1,032

Solvay S.A., Class A	21,631	2,477

UCB S.A.	35,432	3,168

Umicore S.A.	58,205	1,977

Warehouses De Pauw - C.V.A.	46,272	1,376

		38,644

Brazil – 0.0%

Yara International ASA	45,606	1,986

Chile – 0.1%

Antofagasta PLC	109,316	2,139

China – 0.6%

BOC Hong Kong Holdings Ltd.	1,034,108	3,214

Budweiser Brewing Co. APAC Ltd.	500,600	1,520

See Notes to the Financial Statements.

EQUITY FUNDS   130   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

China – 0.6% continued

ESR Group Ltd.	554,800	$991

Prosus N.V.*	228,351	17,858

SITC International Holdings Co. Ltd.	360,000	774

Wilmar International Ltd.	524,700	1,665

Xinyi Glass Holdings Ltd.	543,000	971

		26,993

Denmark – 3.0%

AP Moller - Maersk A/S, Class A	880	1,558

AP Moller - Maersk A/S, Class B	1,418	2,570

Carlsberg A/S, Class B	28,166	4,355

Chr Hansen Holding A/S	28,779	2,184

Coloplast A/S, Class B	34,230	4,505

Danske Bank A/S*	195,787	3,938

Demant A/S*	25,272	887

DSV A/S	53,675	10,360

Genmab A/S*	18,613	7,028

Novo Nordisk A/S, Class B	471,288	74,790

Novozymes A/S, Class B	57,428	2,942

Orsted A/S(2)	53,780	4,587

Pandora A/S	26,312	2,522

ROCKWOOL A/S, Class B	2,523	617

Tryg A/S	105,104	2,295

Vestas Wind Systems A/S	288,813	8,368

		133,506

Finland – 1.2%

Elisa OYJ	39,269	2,367

Fortum OYJ	126,684	1,943

Kesko OYJ, Class B	78,296	1,684

Kone OYJ, Class B	97,447	5,083

Metso Outotec OYJ	192,644	2,101

Neste OYJ	119,211	5,880

Nokia OYJ	1,534,549	7,545

Nordea Bank Abp	933,352	9,961

Orion OYJ, Class B	29,837	1,334

Sampo OYJ, Class A	136,335	6,431

Stora Enso OYJ (Registered)	152,419	1,983

UPM-Kymmene OYJ	153,333	5,149

Wartsila OYJ Abp	126,018	1,192

		52,653

France – 10.4%

Accor S.A.*	49,672	1,616

Adevinta ASA*	83,749	594

Aeroports de Paris*	7,995	1,142

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

France – 10.4% continued

Air Liquide S.A.	149,182	$24,992

Airbus S.E.	167,535	22,444

Alstom S.A.	87,441	2,389

Amundi S.A.(2)	17,965	1,135

Arkema S.A.	16,887	1,670

AXA S.A.	535,256	16,366

BioMerieux	12,093	1,276

BNP Paribas S.A.	316,310	18,918

Bollore S.E.	259,867	1,604

Bouygues S.A.	64,547	2,177

Bureau Veritas S.A.	85,648	2,461

Capgemini S.E.	46,469	8,644

Carrefour S.A.	169,451	3,426

Cie de Saint-Gobain	139,872	7,964

Cie Generale des Etablissements Michelin S.C.A.	193,782	5,931

Covivio S.A./France	13,216	771

Credit Agricole S.A.	347,801	3,932

Danone S.A.	182,191	11,326

Dassault Aviation S.A.	7,105	1,407

Dassault Systemes S.E.	189,157	7,812

Edenred	70,600	4,177

Eiffage S.A.	24,227	2,623

Engie S.A.	520,445	8,231

EssilorLuxottica S.A.	82,501	14,894

Eurazeo S.E.	13,451	958

Gecina S.A.	13,585	1,412

Getlink S.E.	127,853	2,110

Hermes International	9,040	18,312

Ipsen S.A.	10,383	1,144

Kering S.A.	21,258	13,874

Klepierre S.A.	61,320	1,391

La Francaise des Jeux S.A.E.M.(2)	30,490	1,271

Legrand S.A.	75,664	6,921

L’Oreal S.A.	68,919	30,834

LVMH Moet Hennessy Louis Vuitton S.E.	78,849	72,262

Orange S.A.	563,947	6,701

Pernod Ricard S.A.	58,640	13,287

Publicis Groupe S.A.	65,032	5,081

Remy Cointreau S.A.	6,629	1,208

Renault S.A.*	55,589	2,270

Safran S.A.	97,219	14,438

Sartorius Stedim Biotech	7,684	2,361

SEB S.A.	7,739	883

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 131 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

France – 10.4% continued

Societe Generale S.A.	230,737	$5,208

Sodexo S.A.	24,373	2,381

Teleperformance	16,664	4,025

Thales S.A.	30,633	4,529

TotalEnergies S.E.	708,825	41,823

Unibail-Rodamco-Westfield*	32,891	1,772

Valeo	61,312	1,262

Veolia Environnement S.A.	186,996	5,778

Vinci S.A.	153,229	17,583

Vivendi S.E.	202,994	2,049

Wendel S.E.	7,692	815

Worldline S.A.(2) *	68,373	2,906

		466,771

Germany – 7.8%

adidas A.G.	46,456	8,202

Allianz S.E. (Registered)	114,602	26,455

Aroundtown S.A.	300,026	427

BASF S.E.	261,667	13,723

Bayer A.G. (Registered)	278,366	17,731

Bayerische Motoren Werke A.G.	93,710	10,261

Bechtle A.G.	24,288	1,159

Beiersdorf A.G.	27,910	3,631

Brenntag S.E.	44,895	3,370

Carl Zeiss Meditec A.G. (Bearer)	10,976	1,524

Commerzbank A.G.*	307,206	3,232

Continental A.G.	30,927	2,312

Covestro A.G.(2)	56,023	2,317

Daimler Truck Holding A.G.*	128,126	4,327

Deutsche Bank A.G. (Registered)	589,766	5,980

Deutsche Boerse A.G.	53,908	10,492

Deutsche Lufthansa A.G. (Registered)*	175,733	1,955

Deutsche Post A.G. (Registered)	283,621	13,248

Deutsche Telekom A.G. (Registered)	920,179	22,288

E.ON S.E.	642,080	8,009

Evonik Industries A.G.	62,685	1,316

Fresenius Medical Care A.G. & Co. KGaA	60,269	2,556

Fresenius S.E. & Co. KGaA	118,115	3,184

GEA Group A.G.	43,947	2,000

Hannover Rueck S.E.	16,871	3,300

HeidelbergCement A.G.	41,477	3,025

HelloFresh S.E.*	47,772	1,138

Henkel A.G. & Co. KGaA	29,981	2,180

Infineon Technologies A.G.	370,041	15,125

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Germany – 7.8% continued

Knorr-Bremse A.G.	21,731	$1,445

LEG Immobilien S.E.	20,293	1,111

Mercedes-Benz Group A.G.	228,004	17,515

Merck KGaA	36,832	6,848

MTU Aero Engines A.G.	14,849	3,713

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	39,744	13,900

Nemetschek S.E.	17,415	1,194

Puma S.E.	29,826	1,840

Rational A.G.	1,462	979

Rheinmetall A.G.	12,565	3,733

RWE A.G.	182,475	7,844

SAP S.E.	297,640	37,442

Scout24 S.E.	22,205	1,317

Siemens A.G. (Registered)	217,914	35,274

Siemens Energy A.G.*	147,817	3,245

Siemens Healthineers A.G.(2)	80,182	4,612

Symrise A.G.	37,967	4,125

Telefonica Deutschland Holding A.G.	290,382	894

United Internet A.G. (Registered)	28,710	494

Volkswagen A.G.	8,561	1,467

Vonovia S.E.	203,470	3,826

Zalando S.E.(2) *	61,634	2,579

		349,864

Hong Kong – 2.5%

AIA Group Ltd.	3,370,286	35,413

CK Asset Holdings Ltd.	561,638	3,403

CK Infrastructure Holdings Ltd.	187,853	1,026

CLP Holdings Ltd.	465,014	3,361

Futu Holdings Ltd. ADR*	17,399	902

Hang Lung Properties Ltd.	551,501	1,034

Hang Seng Bank Ltd.	212,079	3,009

Henderson Land Development Co. Ltd.	437,929	1,516

HKT Trust & HKT Ltd.	1,102,220	1,467

Hong Kong & China Gas Co. Ltd.	3,082,005	2,723

Hong Kong Exchanges & Clearing Ltd.	344,296	15,281

Hongkong Land Holdings Ltd.	308,300	1,358

Jardine Matheson Holdings Ltd.	44,800	2,182

Link REIT	719,378	4,613

MTR Corp. Ltd.	443,636	2,146

New World Development Co. Ltd.	410,111	1,106

Power Assets Holdings Ltd.	401,317	2,150

Prudential PLC	778,605	10,648

See Notes to the Financial Statements.

EQUITY FUNDS   132   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Hong Kong – 2.5% continued

Sino Land Co. Ltd.	974,549	$1,320

Sun Hung Kai Properties Ltd.	413,758	5,819

Swire Pacific Ltd., Class A	143,551	1,106

Swire Properties Ltd.	340,587	880

Techtronic Industries Co. Ltd.	394,833	4,311

WH Group Ltd.(2)	2,284,213	1,358

Wharf Real Estate Investment Co. Ltd.	465,766	2,694

		110,826

Ireland – 0.6%

AerCap Holdings N.V.*	47,215	2,655

AIB Group PLC	300,694	1,225

Bank of Ireland Group PLC	302,218	3,058

CRH PLC	214,608	10,846

Irish Bank Resolution Corp. Ltd.(3) *	99,788	—

Kerry Group PLC, Class A	45,687	4,553

Kingspan Group PLC	43,403	2,979

Smurfit Kappa Group PLC	72,024	2,615

		27,931

Israel – 0.6%

Azrieli Group Ltd.	10,176	586

Bank Hapoalim B.M.	363,934	3,031

Bank Leumi Le-Israel B.M.	442,040	3,343

Bezeq The Israeli Telecommunication Corp. Ltd.	520,774	710

Check Point Software Technologies Ltd.*	29,039	3,775

Elbit Systems Ltd.	7,084	1,203

First International Bank of Israel (The) Ltd.	19,129	677

ICL Group Ltd.	191,133	1,293

Israel Discount Bank Ltd., Class A	355,469	1,748

Mizrahi Tefahot Bank Ltd.	42,271	1,326

Nice Ltd.*	17,821	4,057

Teva Pharmaceutical Industries Ltd. ADR*	319,045	2,824

Tower Semiconductor Ltd.*	32,538	1,387

Wix.com Ltd.*	16,691	1,666

		27,626

Italy – 2.0%

Amplifon S.p.A.	36,670	1,275

Assicurazioni Generali S.p.A.	317,007	6,328

Coca-Cola HBC A.G. - CDI*	53,927	1,475

Davide Campari-Milano N.V.	141,593	1,727

DiaSorin S.p.A.	7,183	758

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Italy – 2.0% continued

Enel S.p.A.	2,306,766	$14,088

Eni S.p.A.	718,473	10,064

Ferrari N.V.	18,769	5,083

Ferrari N.V. (New York Exchange)	16,988	4,603

FinecoBank Banca Fineco S.p.A.	171,590	2,639

Infrastrutture Wireless Italiane S.p.A.	96,117	1,267

Intesa Sanpaolo S.p.A.	4,614,428	11,876

Mediobanca Banca di Credito Finanziario S.p.A.	168,503	1,697

Moncler S.p.A.	57,197	3,954

Nexi S.p.A.*	165,879	1,353

Poste Italiane S.p.A.	138,949	1,422

Prysmian S.p.A.	72,878	3,068

Recordati Industria Chimica e Farmaceutica S.p.A.	27,580	1,167

Snam S.p.A.	579,367	3,075

Telecom Italia S.p.A.*	3,047,503	1,010

Terna - Rete Elettrica Nazionale	410,139	3,366

UniCredit S.p.A.	543,795	10,300

		91,595

Japan – 21.1%

Advantest Corp.	53,200	4,929

Aeon Co. Ltd.	183,400	3,555

AGC, Inc.	56,400	2,102

Aisin Corp.	40,200	1,108

Ajinomoto Co., Inc.	127,200	4,427

ANA Holdings, Inc.*	46,800	1,016

Asahi Group Holdings Ltd.	128,900	4,799

Asahi Intecc Co. Ltd.	59,600	1,055

Asahi Kasei Corp.	350,900	2,461

Astellas Pharma, Inc.	528,200	7,513

Azbil Corp.	32,700	895

Bandai Namco Holdings, Inc.	168,000	3,618

BayCurrent Consulting, Inc.	38,300	1,589

Bridgestone Corp.	164,500	6,683

Brother Industries Ltd.	63,000	950

Canon, Inc.	281,600	6,317

Capcom Co. Ltd.	47,000	1,681

Central Japan Railway Co.	42,100	5,026

Chiba Bank (The) Ltd.	154,000	994

Chubu Electric Power Co., Inc.	177,300	1,871

Chugai Pharmaceutical Co. Ltd.	190,165	4,700

Concordia Financial Group Ltd.	320,400	1,183

CyberAgent, Inc.	116,800	990

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 133 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Japan – 21.1% continued

Dai Nippon Printing Co. Ltd.	63,700	$1,780

Daifuku Co. Ltd.	87,900	1,630

Dai-ichi Life Holdings, Inc.	280,900	5,161

Daiichi Sankyo Co. Ltd.	496,600	18,124

Daikin Industries Ltd.	71,200	12,765

Daito Trust Construction Co. Ltd.	17,100	1,707

Daiwa House Industry Co. Ltd.	170,100	4,007

Daiwa House REIT Investment Corp.	640	1,313

Daiwa Securities Group, Inc.	405,200	1,904

Denso Corp.	123,100	6,949

Dentsu Group, Inc.	59,718	2,103

Disco Corp.	24,600	2,862

East Japan Railway Co.	84,412	4,668

Eisai Co. Ltd.	72,300	4,114

ENEOS Holdings, Inc.	868,597	3,047

FANUC Corp.	274,000	9,880

Fast Retailing Co. Ltd.	49,200	10,757

Fuji Electric Co. Ltd.	35,700	1,409

FUJIFILM Holdings Corp.	101,800	5,171

Fujitsu Ltd.	56,500	7,637

GLP J-REIT	1,264	1,365

GMO Payment Gateway, Inc.	11,400	981

Hakuhodo DY Holdings, Inc.	58,600	664

Hamamatsu Photonics K.K.	40,470	2,185

Hankyu Hanshin Holdings, Inc.	62,800	1,863

Hikari Tsushin, Inc.	5,800	816

Hirose Electric Co. Ltd.	7,928	1,037

Hitachi Construction Machinery Co. Ltd.	29,900	697

Hitachi Ltd.	275,300	15,132

Honda Motor Co. Ltd.	465,700	12,388

Hoshizaki Corp.	32,200	1,188

Hoya Corp.	101,200	11,191

Hulic Co. Ltd.	108,100	888

Ibiden Co. Ltd.	32,200	1,292

Idemitsu Kosan Co. Ltd.	64,988	1,421

Iida Group Holdings Co. Ltd.	41,264	673

Inpex Corp.	290,200	3,088

Isuzu Motors Ltd.	168,000	2,011

ITOCHU Corp.	340,500	11,088

Itochu Techno-Solutions Corp.	27,600	680

Japan Airlines Co. Ltd.	42,200	823

Japan Exchange Group, Inc.	151,700	2,315

Japan Metropolitan Fund Invest	1,909	1,393

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Japan – 21.1% continued

Japan Post Bank Co. Ltd.	419,700	$3,433

Japan Post Holdings Co. Ltd.	684,000	5,566

Japan Post Insurance Co. Ltd.	58,100	907

Japan Real Estate Investment Corp.	359	1,431

Japan Tobacco, Inc.	339,800	7,172

JFE Holdings, Inc.	134,100	1,704

JSR Corp.	48,700	1,151

Kajima Corp.	115,900	1,399

Kansai Electric Power (The) Co., Inc.	202,000	1,968

Kao Corp.	134,500	5,252

KDDI Corp.	459,200	14,181

Keio Corp.	27,500	964

Keisei Electric Railway Co. Ltd.	35,200	1,084

Keyence Corp.	55,656	27,286

Kikkoman Corp.	41,000	2,091

Kintetsu Group Holdings Co. Ltd.	47,100	1,515

Kirin Holdings Co. Ltd.	231,300	3,660

Kobayashi Pharmaceutical Co. Ltd.	14,300	874

Kobe Bussan Co. Ltd.	39,800	1,111

Koei Tecmo Holdings Co. Ltd.	31,440	568

Koito Manufacturing Co. Ltd.	56,328	1,067

Komatsu Ltd.	266,000	6,599

Konami Group Corp.	25,400	1,166

Kose Corp.	9,600	1,140

Kubota Corp.	288,800	4,375

Kurita Water Industries Ltd.	28,900	1,323

Kyocera Corp.	93,900	4,898

Kyowa Kirin Co. Ltd.	74,200	1,619

Lasertec Corp.	21,100	3,741

Lixil Corp.	81,600	1,346

M3, Inc.	125,100	3,147

Makita Corp.	65,000	1,617

Marubeni Corp.	444,200	6,038

MatsukiyoCocokara & Co.	33,700	1,785

Mazda Motor Corp.	154,800	1,441

McDonald’s Holdings Co. Japan Ltd.	26,800	1,114

MEIJI Holdings Co. Ltd.	65,452	1,557

MINEBEA MITSUMI, Inc.	99,700	1,903

MISUMI Group, Inc.	78,000	1,962

Mitsubishi Chemical Group Corp.	373,300	2,221

Mitsubishi Corp.	358,800	12,900

Mitsubishi Electric Corp.	546,500	6,527

Mitsubishi Estate Co. Ltd.	330,900	3,951

Mitsubishi HC Capital, Inc.	188,300	973

See Notes to the Financial Statements.

EQUITY FUNDS   134   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Japan – 21.1% continued

Mitsubishi Heavy Industries Ltd.	90,800	$3,348

Mitsubishi UFJ Financial Group, Inc.	3,407,095	21,861

Mitsui & Co. Ltd.	408,600	12,734

Mitsui Chemicals, Inc.	55,200	1,425

Mitsui Fudosan Co. Ltd.	255,800	4,807

Mitsui OSK Lines Ltd.	100,000	2,502

Mizuho Financial Group, Inc.	685,018	9,715

MonotaRO Co. Ltd.	72,100	906

MS&AD Insurance Group Holdings, Inc.	124,943	3,880

Murata Manufacturing Co. Ltd.	164,291	10,032

NEC Corp.	67,800	2,618

Nexon Co. Ltd.	137,400	3,281

NGK Insulators Ltd.	66,100	875

Nidec Corp.	128,300	6,660

Nihon M&A Center Holdings, Inc.	86,700	650

Nintendo Co. Ltd.	313,700	12,161

Nippon Building Fund, Inc.	442	1,838

NIPPON EXPRESS HOLDINGS, Inc.	21,100	1,272

Nippon Paint Holdings Co. Ltd.	229,800	2,160

Nippon Prologis REIT, Inc.	596	1,263

Nippon Sanso Holdings Corp.	51,400	928

Nippon Shinyaku Co. Ltd.	14,100	622

Nippon Steel Corp.	233,061	5,500

Nippon Telegraph & Telephone Corp.	339,112	10,128

Nippon Yusen K.K.	134,700	3,148

Nissan Chemical Corp.	35,100	1,595

Nissan Motor Co. Ltd.	637,400	2,425

Nisshin Seifun Group, Inc.	56,505	661

Nissin Foods Holdings Co. Ltd.	17,100	1,564

Nitori Holdings Co. Ltd.	22,300	2,689

Nitto Denko Corp.	39,500	2,553

Nomura Holdings, Inc.	841,500	3,248

Nomura Real Estate Holdings, Inc.	32,700	724

Nomura Real Estate Master Fund, Inc.	1,254	1,406

Nomura Research Institute Ltd.	109,622	2,549

NTT Data Corp.	175,500	2,308

Obayashi Corp.	202,200	1,548

Obic Co. Ltd.	19,500	3,083

Odakyu Electric Railway Co. Ltd.	79,300	1,030

Oji Holdings Corp.	235,200	931

Olympus Corp.	350,800	6,161

Omron Corp.	52,500	3,072

Ono Pharmaceutical Co. Ltd.	103,100	2,151

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Japan – 21.1% continued

Open House Group Co. Ltd.	22,200	$832

Oracle Corp. Japan	10,900	787

Oriental Land Co. Ltd.	286,500	9,797

ORIX Corp.	343,500	5,665

Osaka Gas Co. Ltd.	102,400	1,684

Otsuka Corp.	31,000	1,102

Otsuka Holdings Co. Ltd.	115,315	3,677

Pan Pacific International Holdings Corp.	107,900	2,088

Panasonic Corp.	623,300	5,579

Persol Holdings Co. Ltd.	48,100	967

Rakuten Group, Inc.	249,700	1,164

Recruit Holdings Co. Ltd.	410,500	11,378

Renesas Electronics Corp.*	334,400	4,855

Resona Holdings, Inc.	603,010	2,915

Ricoh Co. Ltd.	169,800	1,274

Rohm Co. Ltd.	24,900	2,074

SBI Holdings, Inc.	66,960	1,329

SCSK Corp.	45,500	665

Secom Co. Ltd.	59,600	3,668

Seiko Epson Corp.	81,000	1,153

Sekisui Chemical Co. Ltd.	100,100	1,420

Sekisui House Ltd.	176,400	3,595

Seven & i Holdings Co. Ltd.	215,100	9,703

SG Holdings Co. Ltd.	79,500	1,178

Sharp Corp.	56,200	397

Shimadzu Corp.	66,700	2,092

Shimano, Inc.	20,700	3,591

Shimizu Corp.	164,100	930

Shin-Etsu Chemical Co. Ltd.	530,000	17,190

Shionogi & Co. Ltd.	74,700	3,379

Shiseido Co. Ltd.	112,700	5,289

Shizuoka Financial Group, Inc.	123,300	886

SMC Corp.	16,400	8,695

SoftBank Corp.	825,500	9,522

SoftBank Group Corp.	342,200	13,470

Sompo Holdings, Inc.	87,845	3,486

Sony Group Corp.	359,800	32,711

Square Enix Holdings Co. Ltd.	23,500	1,129

Subaru Corp.	174,400	2,792

SUMCO Corp.	100,100	1,506

Sumitomo Chemical Co. Ltd.	405,600	1,364

Sumitomo Corp.	314,800	5,576

Sumitomo Electric Industries Ltd.	198,700	2,553

Sumitomo Metal Mining Co. Ltd.	69,100	2,642

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 135 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Japan – 21.1% continued

Sumitomo Mitsui Financial Group, Inc.	370,442	$14,854

Sumitomo Mitsui Trust Holdings, Inc.	96,619	3,310

Sumitomo Realty & Development Co. Ltd.	85,800	1,935

Suntory Beverage & Food Ltd.	42,900	1,599

Suzuki Motor Corp.	103,300	3,760

Sysmex Corp.	48,798	3,203

T&D Holdings, Inc.	145,800	1,811

Taisei Corp.	51,200	1,583

Takeda Pharmaceutical Co. Ltd.	431,066	14,159

TDK Corp.	112,900	4,052

Terumo Corp.	186,300	5,029

TIS, Inc.	63,000	1,665

Tobu Railway Co. Ltd.	50,900	1,218

Toho Co. Ltd.	33,000	1,264

Tokio Marine Holdings, Inc.	525,600	10,134

Tokyo Electric Power Co. Holdings, Inc.*	426,000	1,520

Tokyo Electron Ltd.	127,200	15,553

Tokyo Gas Co. Ltd.	107,200	2,019

Tokyu Corp.	153,500	2,041

TOPPAN, Inc.	77,000	1,551

Toray Industries, Inc.	384,500	2,198

Toshiba Corp.	110,700	3,709

Tosoh Corp.	77,100	1,048

TOTO Ltd.	38,500	1,290

Toyota Industries Corp.	40,500	2,255

Toyota Motor Corp.	3,027,020	43,090

Toyota Tsusho Corp.	58,900	2,511

Trend Micro, Inc.	38,100	1,868

Unicharm Corp.	114,700	4,715

USS Co. Ltd.	56,800	985

Welcia Holdings Co. Ltd.	27,100	580

West Japan Railway Co.	61,000	2,513

Yakult Honsha Co. Ltd.	36,900	2,683

Yamaha Corp.	40,100	1,548

Yamaha Motor Co. Ltd.	83,000	2,175

Yamato Holdings Co. Ltd.	79,500	1,364

Yaskawa Electric Corp.	71,200	3,120

Yokogawa Electric Corp.	61,500	1,001

Z Holdings Corp.	751,200	2,132

ZOZO, Inc.	33,100	757

		944,919

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Jordan – 0.0%

Hikma Pharmaceuticals PLC	46,136	$955

Luxembourg – 0.2%

ArcelorMittal S.A.	148,606	4,506

Eurofins Scientific S.E.	37,240	2,499

		7,005

Macau – 0.2%

Galaxy Entertainment Group Ltd.*	626,148	4,162

Sands China Ltd.*	684,699	2,390

		6,552

Netherlands – 5.4%

ABN AMRO Bank N.V. - C.V.A.	114,741	1,823

Adyen N.V.(2) *	6,169	9,782

Aegon N.V.	504,527	2,168

Akzo Nobel N.V.	51,417	4,013

Argenx S.E.*	15,548	5,774

ASM International N.V.	13,366	5,428

ASML Holding N.V.	114,892	78,505

Euronext N.V.	23,431	1,794

EXOR N.V.*	31,421	2,589

Heineken Holding N.V.	32,778	3,011

Heineken N.V.	73,861	7,951

IMCD N.V.	16,387	2,682

ING Groep N.V.	1,067,986	12,706

JDE Peet’s N.V.	28,152	819

Koninklijke Ahold Delhaize N.V.	296,356	10,137

Koninklijke DSM N.V.	50,174	5,930

Koninklijke KPN N.V.	904,080	3,193

Koninklijke Philips N.V.	251,333	4,588

NN Group N.V.	77,191	2,801

OCI N.V.	31,429	1,067

Randstad N.V.	34,425	2,044

Shell PLC	2,009,278	57,537

Universal Music Group N.V.	208,065	5,260

Wolters Kluwer N.V.	73,486	9,273

		240,875

New Zealand – 0.2%

Auckland International Airport Ltd.*	358,943	1,954

Fisher & Paykel Healthcare Corp. Ltd.	166,283	2,777

Mercury NZ Ltd.	177,324	701

Meridian Energy Ltd.	386,420	1,272

Spark New Zealand Ltd.	528,543	1,676

Xero Ltd.*	37,337	2,260

		10,640

See Notes to the Financial Statements.

EQUITY FUNDS   136   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Norway – 0.6%

Aker BP ASA	90,785	$2,227

DNB Bank ASA	265,352	4,760

Equinor ASA	270,994	7,707

Gjensidige Forsikring ASA	59,937	982

Kongsberg Gruppen ASA	24,750	1,000

Mowi ASA	115,702	2,143

Norsk Hydro ASA	379,550	2,838

Orkla ASA	200,960	1,427

Salmar ASA	19,696	860

Telenor ASA	200,808	2,357

		26,301

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered)(3) *	882,815	—

EDP - Energias de Portugal S.A.	788,780	4,298

Galp Energia SGPS S.A.	141,287	1,603

Jeronimo Martins SGPS S.A.	81,111	1,902

		7,803

Singapore – 1.7%

CapitaLand Ascendas REIT	959,992	2,073

CapitaLand Integrated Commercial Trust	1,567,516	2,341

Capitaland Investment Ltd.	717,062	1,993

City Developments Ltd.	123,700	687

DBS Group Holdings Ltd.	517,905	12,871

Genting Singapore Ltd.	1,705,280	1,438

Grab Holdings Ltd., Class A*	382,368	1,151

Jardine Cycle & Carriage Ltd.	27,300	645

Keppel Corp. Ltd.	404,250	1,713

Mapletree Logistics Trust	971,787	1,254

Mapletree Pan Asia Commercial Trust	683,900	929

Oversea-Chinese Banking Corp. Ltd.	971,351	9,057

Sea Ltd. ADR*	103,594	8,966

Sembcorp Marine Ltd.*	13,175,624	1,180

Singapore Airlines Ltd.	396,435	1,710

Singapore Exchange Ltd.	235,500	1,670

Singapore Technologies Engineering Ltd.	440,300	1,215

Singapore Telecommunications Ltd.	2,307,325	4,276

STMicroelectronics N.V.	192,837	10,316

United Overseas Bank Ltd.	334,449	7,504

UOL Group Ltd.	122,280	639

Venture Corp. Ltd.	81,100	1,080

		74,708

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

South Africa – 0.3%

Anglo American PLC	361,081	$11,951

South Korea – 0.0%

Delivery Hero S.E.*	46,850	1,594

Spain – 2.6%

Acciona S.A.	7,195	1,442

ACS Actividades de Construccion y Servicios S.A.	62,335	1,986

Aena S.M.E. S.A.*	20,934	3,390

Amadeus IT Group S.A.*	128,433	8,599

Banco Bilbao Vizcaya Argentaria S.A.	1,723,256	12,311

Banco Santander S.A.	4,770,647	17,772

CaixaBank S.A.	1,252,914	4,878

Cellnex Telecom S.A.*	162,499	6,325

Corp. ACCIONA Energias Renovables S.A.	19,010	737

EDP Renovaveis S.A.	81,192	1,862

Enagas S.A.	72,079	1,385

Endesa S.A.	86,581	1,880

Ferrovial S.A.	139,379	4,100

Grifols S.A.*	89,490	885

Iberdrola S.A.	1,738,603	21,657

Industria de Diseno Textil S.A.	308,323	10,354

Naturgy Energy Group S.A.	43,483	1,309

Red Electrica Corp. S.A.	115,063	2,024

Repsol S.A.	399,041	6,143

Telefonica S.A.	1,485,279	6,409

		115,448

Sweden – 3.1%

Alfa Laval AB	83,177	2,972

Assa Abloy AB, Class B	282,984	6,794

Atlas Copco AB, Class A	765,481	9,705

Atlas Copco AB, Class B	443,351	5,098

Boliden AB	78,163	3,074

Electrolux AB, Class B	56,656	688

Embracer Group AB*	188,740	885

Epiroc AB, Class A	188,177	3,737

Epiroc AB, Class B	111,843	1,907

EQT AB	102,844	2,104

Essity AB, Class B	172,949	4,946

Evolution AB	52,025	6,981

Fastighets AB Balder, Class B*	166,288	684

Getinge AB, Class B	65,425	1,599

Hennes & Mauritz AB, Class B	210,301	3,003

Hexagon AB, Class B	553,007	6,364

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 137 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Sweden – 3.1% continued

Holmen AB, Class B	28,056	$1,081

Husqvarna AB, Class B	123,626	1,074

Industrivarden AB, Class A	35,290	954

Industrivarden AB, Class C	48,426	1,307

Indutrade AB	76,366	1,622

Investment AB Latour, Class B	43,691	890

Investor AB, Class A	140,698	2,872

Investor AB, Class B	517,232	10,304

Kinnevik AB, Class B*	69,753	1,045

L E Lundbergforetagen AB, Class B	22,433	1,016

Lifco AB, Class B	68,727	1,480

Nibe Industrier AB, Class B	431,451	4,920

Sagax AB, Class B	51,523	1,191

Sandvik AB	304,992	6,482

Securitas AB, Class B	141,031	1,257

Skandinaviska Enskilda Banken AB, Class A	457,392	5,044

Skanska AB, Class B	97,142	1,488

SKF AB, Class B	103,242	2,037

Svenska Cellulosa AB S.C.A., Class B	168,216	2,212

Svenska Handelsbanken AB, Class A	414,387	3,587

Swedbank AB, Class A	256,050	4,202

Swedish Orphan Biovitrum AB*	50,667	1,181

Tele2 AB, Class B	168,297	1,677

Telefonaktiebolaget LM Ericsson,

Class B	829,075	4,870

Telia Co. AB	775,279	1,970

Volvo AB, Class A	55,885	1,204

Volvo AB, Class B	431,280	8,896

Volvo Car AB, Class B*	176,529	772

		137,176

Switzerland – 5.8%

ABB Ltd. (Registered)	445,233	15,268

Adecco Group A.G. (Registered)	48,284	1,757

Alcon, Inc.	142,678	10,123

Bachem Holding A.G.	9,370	943

Baloise Holding A.G. (Registered)	13,314	2,078

Banque Cantonale Vaudoise

(Registered)	8,446	797

Barry Callebaut A.G. (Registered)	997	2,117

BKW A.G.	5,956	936

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	290	3,431

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

Switzerland – 5.8% continued

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	31	$3,660

Cie Financiere Richemont S.A., Class A (Registered)	148,048	23,732

Clariant A.G. (Registered)*	61,024	1,013

Credit Suisse Group A.G. (Registered)	1,000,405	901

EMS-Chemie Holding A.G. (Registered)	1,925	1,591

Geberit A.G. (Registered)	10,239	5,726

Givaudan S.A. (Registered)	2,626	8,557

Julius Baer Group Ltd.	61,017	4,178

Kuehne + Nagel International A.G. (Registered)	15,469	4,617

Logitech International S.A. (Registered)	48,179	2,799

Lonza Group A.G. (Registered)	21,096	12,689

Novartis A.G. (Registered)	616,499	56,598

Partners Group Holding A.G.	6,417	6,050

Schindler Holding A.G. (Participation Certificate)	11,243	2,487

Schindler Holding A.G. (Registered)	6,971	1,472

SGS S.A. (Registered)	1,833	4,027

SIG Group A.G.*	87,468	2,250

Sika A.G. (Registered)	41,615	11,681

Sonova Holding A.G. (Registered)	15,221	4,488

Straumann Holding A.G. (Registered)	31,587	4,737

Swatch Group (The) A.G. (Bearer)	8,382	2,882

Swatch Group (The) A.G. (Registered)	12,980	822

Swiss Life Holding A.G. (Registered)	8,689	5,358

Swiss Prime Site A.G. (Registered)	23,007	1,915

Swisscom A.G. (Registered)	7,386	4,713

Temenos A.G. (Registered)	18,841	1,311

UBS Group A.G. (Registered)	953,918	20,143

VAT Group A.G.	7,731	2,793

Zurich Insurance Group A.G.	42,854	20,505

		261,145

United Kingdom – 11.1%

3i Group PLC	273,583	5,705

abrdn PLC	613,284	1,545

Admiral Group PLC	49,694	1,251

Ashtead Group PLC	125,404	7,683

Associated British Foods PLC	102,489	2,460

AstraZeneca PLC	440,821	61,186

Auto Trader Group PLC(2)	269,320	2,053

Aviva PLC	797,731	3,987

BAE Systems PLC	875,302	10,611

See Notes to the Financial Statements.

EQUITY FUNDS   138   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

United Kingdom – 11.1% continued

Barclays PLC	4,558,462	$8,230

Barratt Developments PLC	289,258	1,670

Berkeley Group Holdings PLC	33,040	1,714

BP PLC	5,165,722	32,704

British American Tobacco PLC	605,644	21,225

British Land (The) Co. PLC	258,150	1,240

BT Group PLC	1,997,371	3,594

Bunzl PLC	96,873	3,660

Burberry Group PLC	110,114	3,523

CK Hutchison Holdings Ltd.	765,638	4,754

CNH Industrial N.V.	289,572	4,430

Coca-Cola Europacific Partners PLC	59,614	3,529

Compass Group PLC	504,216	12,678

Croda International PLC	39,449	3,169

DCC PLC	27,447	1,602

Diageo PLC	648,914	28,961

Entain PLC	166,013	2,584

Halma PLC	107,207	2,960

Hargreaves Lansdown PLC	93,117	922

HSBC Holdings PLC	5,679,903	38,669

Imperial Brands PLC	250,991	5,772

Informa PLC	417,171	3,565

InterContinental Hotels Group PLC	50,542	3,321

Intertek Group PLC	44,747	2,243

J Sainsbury PLC	494,001	1,701

JD Sports Fashion PLC	772,306	1,700

Johnson Matthey PLC	49,949	1,224

Just Eat Takeaway.com N.V.*	50,017	956

Kingfisher PLC	554,740	1,792

Land Securities Group PLC	194,068	1,492

Legal & General Group PLC	1,689,497	4,997

Lloyds Banking Group PLC	19,301,322	11,387

London Stock Exchange Group PLC	107,501	10,447

M&G PLC	669,951	1,641

Melrose Industries PLC	1,117,491	2,303

National Grid PLC	1,042,372	14,149

NatWest Group PLC	1,493,928	4,881

Next PLC	36,213	2,943

Ocado Group PLC*	159,465	1,058

Pearson PLC	192,369	2,008

Persimmon PLC	92,030	1,431

Phoenix Group Holdings PLC	215,294	1,454

Reckitt Benckiser Group PLC	202,472	15,383

RELX PLC	544,645	17,631

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.1% (1) continued

United Kingdom – 11.1% continued

Rentokil Initial PLC	718,900	$5,256

Rolls-Royce Holdings PLC*	2,387,595	4,410

Sage Group (The) PLC	286,851	2,749

Schroders PLC	254,329	1,449

Segro PLC	336,916	3,207

Severn Trent PLC	72,519	2,576

Smith & Nephew PLC	250,610	3,487

Smiths Group PLC	105,654	2,239

Spirax-Sarco Engineering PLC	20,754	3,046

SSE PLC	306,734	6,832

St. James’s Place PLC	151,450	2,269

Standard Chartered PLC	696,783	5,302

Taylor Wimpey PLC	1,033,675	1,523

Tesco PLC	2,078,733	6,816

Unilever PLC	719,796	37,291

United Utilities Group PLC	196,781	2,573

Vodafone Group PLC	7,363,322	8,139

Whitbread PLC	57,265	2,115

WPP PLC	304,434	3,612

		498,669

United States – 7.1%

Computershare Ltd.	152,456	2,210

CSL Ltd.	137,431	26,517

CyberArk Software Ltd.*	11,069	1,638

Experian PLC	260,638	8,579

GSK PLC	1,156,077	20,619

Haleon PLC	1,440,985	5,749

Holcim A.G.*	157,006	10,128

James Hardie Industries PLC - CDI	124,119	2,664

Nestle S.A. (Registered)	783,651	95,666

QIAGEN N.V.*	65,583	2,981

Roche Holding A.G. (Bearer)	7,671	2,307

Roche Holding A.G. (Genusschein)	200,007	57,239

Sanofi	324,398	35,328

Schneider Electric S.E.	154,472	25,823

Stellantis N.V.	521,934	9,497

Stellantis N.V. (New York Exchange)	118,669	2,158

Swiss Re A.G.	85,849	8,830

Tenaris S.A.	130,622	1,858

		319,791

Total Common Stocks

(Cost $2,859,284)		4,346,791

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 139 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 0.5% (1)

Germany – 0.5%

Bayerische Motoren Werke A.G., 9.04%(4)	17,343	$1,774

Dr. Ing hc F Porsche A.G.*	32,611	4,174

Henkel A.G. & Co. KGaA, 2.57%(4)	51,051	3,989

Porsche Automobil Holding S.E., 4.84%(4)	43,547	2,499

Sartorius A.G., 0.37%(4)	7,078	2,971

Volkswagen A.G., 6.98%(4)	52,851	7,212

		22,619

Total Preferred Stocks

(Cost $16,480)		22,619

INVESTMENT COMPANIES – 1.1%

iShares Core MSCI EAFE ETF	233,000	15,576

iShares MSCI EAFE ETF	392,000	28,036

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(5) (6)	6,456,551	6,457

Total Investment Companies

(Cost $46,900)		50,069

Total Investments – 98.7%

(Cost $2,922,664)		4,419,479

Other Assets less Liabilities – 1.3%		60,327

Net Assets – 100.0%		$4,479,806

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2023 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Citibank	United States Dollar	3,189	British Pound	2,670	6/21/23	$ 111

Citibank	United States Dollar	2,657	Euro	2,500	6/21/23	67

Goldman Sachs	United States Dollar	1,116	Japanese Yen	150,000	6/21/23	27

Morgan Stanley	United States Dollar	6,094	Japanese Yen	818,010	6/21/23	143

Toronto-Dominion	United States

Bank	Dollar	4,788	Euro	4,500	6/21/23	115
Subtotal Appreciation						463

Citibank	Japanese Yen	567,000	United States Dollar	4,320	6/21/23	(3)

Citibank	United States Dollar	3,179	Euro	2,900	6/21/23	(19)

Subtotal Depreciation						(22)
Total						$441

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
Euro Stoxx 50 (Euro)	591	$27,310	Long	6/23	$768

FTSE 100 Index (British Pound)	144	13,570	Long	6/23	(23)

Hang Seng Index (Hong Kong Dollar)	11	1,435	Long	4/23	40

SPI 200 Index (Australian Dollar)	59	7,090	Long	6/23	77

Topix Index (Japanese Yen)	100	15,089	Long	6/23	44

Total					$906

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY FUNDS   140   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	33.0%

Japanese Yen	21.1

British Pound	14.4

Swiss Franc	9.7

Australian Dollar	7.2

All other currencies less than 5%	13.3

Total Investments	98.7

Other Assets less Liabilities	1.3

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Hong Kong	$902	$109,924	$—	$110,826

Ireland	2,655	25,276	—	27,931

Israel	8,265	19,361	—	27,626

Italy	4,603	86,992	—	91,595

Singapore	10,117	64,591	—	74,708

United Kingdom	3,529	495,140	—	498,669

United States	3,796	315,995	—	319,791

All Other Countries(1)	—	3,195,645	—	3,195,645
Total Common Stocks	33,867	4,312,924	—	4,346,791
Preferred Stocks	—	22,619	—	22,619

Investment Companies	50,069	—	—	50,069
Total Investments	$83,936	$4,335,543	$—	$4,419,479

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS
Assets

Forward Foreign
Currency Exchange
Contracts	$—	$463	$—	$463

Futures Contracts	929	—	—	929
Liabilities

Forward Foreign
Currency Exchange
Contracts	—	(22)	—	(22)

Futures Contracts	(23)	—	—	(23)
Total Other Financial Instruments	$906	$441	$—	$1,347
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 141 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1%

Aerospace & Defense – 1.4%

General Dynamics Corp.	7,661	$1,748

Lockheed Martin Corp.	3,480	1,645

		3,393

Air Freight & Logistics – 1.3%

Expeditors International of Washington, Inc.	14,571	1,604

United Parcel Service, Inc., Class B	8,648	1,678

		3,282

Automobiles – 1.2%

Tesla, Inc.*	12,515	2,597

Thor Industries, Inc.	3,255	259

		2,856

Banks – 3.2%

Bank of America Corp.	55,579	1,589

Bank OZK	37,188	1,272

Citigroup, Inc.	40,354	1,892

JPMorgan Chase & Co.	9,795	1,276

Prosperity Bancshares, Inc.	14,237	876

U.S. Bancorp	26	1

Wells Fargo & Co.	20,133	753

		7,659

Beverages – 1.1%

Coca-Cola (The) Co.	28,871	1,791

PepsiCo, Inc.	4,608	840

		2,631

Biotechnology – 2.1%

AbbVie, Inc.	3,273	522

Amgen, Inc.	9,349	2,260

Biogen, Inc.*	1,735	482

Gilead Sciences, Inc.	3,485	289

Moderna, Inc.*	291	45

Regeneron Pharmaceuticals, Inc.*	878	721

Vertex Pharmaceuticals, Inc.*	2,298	724

		5,043

Broadline Retail – 2.9%

Amazon.com, Inc.*	54,679	5,648

eBay, Inc.	33,029	1,466

Etsy, Inc.*	58	6

		7,120

Building Products – 0.1%

A.O. Smith Corp.	2,546	176

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Capital Markets – 2.5%

Affiliated Managers Group, Inc.	1,591	$227

Ameriprise Financial, Inc.	2,899	888

Bank of New York Mellon (The) Corp.	38,858	1,766

Goldman Sachs Group (The), Inc.	4,927	1,612

Jefferies Financial Group, Inc.	41,764	1,325

Robinhood Markets, Inc., Class A*	18,260	177

		5,995

Chemicals – 1.4%

CF Industries Holdings, Inc.	14,629	1,060

Chemours (The) Co.	5,341	160

Ginkgo Bioworks Holdings, Inc.*	81,750	109

LyondellBasell Industries N.V., Class A	15,289	1,436

Mosaic (The) Co.	874	40

Olin Corp.	12,528	695

		3,500

Communications Equipment – 1.3%

Cisco Systems, Inc.	59,865	3,129

Consumer Finance – 0.1%

Discover Financial Services	35	3

SLM Corp.	22,522	279

		282

Consumer Staples Distribution & Retail – 1.2%

Albertsons Cos., Inc., Class A	1,977	41

Kroger (The) Co.	32,328	1,596

Walmart, Inc.	7,884	1,163

		2,800

Diversified Consumer Services – 0.5%

Grand Canyon Education, Inc.*	1,014	115

H&R Block, Inc.	30,426	1,073

		1,188

Diversified Telecommunication Services – 1.0%

AT&T, Inc.	130,269	2,508

Electric Utilities – 1.8%

Constellation Energy Corp.	12,541	985

Edison International	898	63

Entergy Corp.	193	21

Exelon Corp.	37,624	1,576

FirstEnergy Corp.	20,318	814

IDACORP, Inc.	4,255	461

NRG Energy, Inc.	10,624	364

OGE Energy Corp.	1,968	74

		4,358

See Notes to the Financial Statements.

EQUITY FUNDS   142   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Electrical Equipment – 0.9%

Acuity Brands, Inc.	8,197	$1,498

Emerson Electric Co.	7,275	634

		2,132

Entertainment – 0.7%

Activision Blizzard, Inc.	2,972	255

Electronic Arts, Inc.	1,761	212

Netflix, Inc.*	901	311

Playtika Holding Corp.*	65,803	741

World Wrestling Entertainment, Inc., Class A	1,063	97

		1,616

Financial Services – 4.3%

Berkshire Hathaway, Inc., Class B*	13,373	4,129

Mastercard, Inc., Class A	3,687	1,340

MGIC Investment Corp.	67,451	905

PayPal Holdings, Inc.*	6,088	462

Visa, Inc., Class A	15,552	3,507

		10,343

Food Products – 1.7%

Archer-Daniels-Midland Co.	19	1

Campbell Soup Co.	27,971	1,538

General Mills, Inc.	21,526	1,840

Kellogg Co.	10,284	689

		4,068

Ground Transportation – 0.6%

Landstar System, Inc.	8,794	1,576

Health Care Equipment & Supplies – 2.3%

Abbott Laboratories	25,938	2,627

Hologic, Inc.*	19,843	1,601

IDEXX Laboratories, Inc.*	1,548	774

Medtronic PLC	8,366	674

		5,676

Health Care Providers & Services – 3.3%

AmerisourceBergen Corp.	1,288	206

Cigna Group (The)	6,672	1,705

CVS Health Corp.	12,388	921

Elevance Health, Inc.	273	125

McKesson Corp.	1,932	688

UnitedHealth Group, Inc.	9,173	4,335

		7,980

Hotel & Resort Real Estate Investment Trusts – 0.6%

Host Hotels & Resorts, Inc.	91,127	1,503

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Hotels, Restaurants & Leisure – 1.4%

Booking Holdings, Inc.*	345	$915

Boyd Gaming Corp.	10,484	672

Expedia Group, Inc.*	1,904	185

McDonald’s Corp.	3,917	1,095

Starbucks Corp.	1,593	166

Yum! Brands, Inc.	2,262	299

		3,332

Household Durables – 0.4%

NVR, Inc.*	194	1,081

Household Products – 1.3%

Colgate-Palmolive Co.	10,613	798

Procter & Gamble (The) Co.	15,659	2,328

		3,126

Independent Power & Renewable Electricity Producers – 0.6%

AES (The) Corp.	56,466	1,360

Industrial Conglomerates – 0.7%

3M Co.	15,903	1,672

Insurance – 1.8%

Aflac, Inc.	25,552	1,649

Assured Guaranty Ltd.	18,237	917

Brighthouse Financial, Inc.*	12,220	539

MetLife, Inc.	15,138	877

Unum Group	10,946	433

		4,415

Interactive Media & Services – 5.4%

Alphabet, Inc., Class A*	96,011	9,959

Meta Platforms, Inc., Class A*	14,266	3,024

TripAdvisor, Inc.*	1,562	31

		13,014

IT Services – 2.1%

Accenture PLC, Class A	8,881	2,538

Amdocs Ltd.	16,871	1,620

Cognizant Technology Solutions Corp., Class A	6,106	372

Gartner, Inc.*	1,904	620

International Business Machines Corp.	561	74

		5,224

Life Sciences Tools & Services – 1.4%

Danaher Corp.	2,436	614

Mettler-Toledo International, Inc.*	825	1,262

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 143 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Life Sciences Tools & Services – 1.4% continued

Thermo Fisher Scientific, Inc.	90	$52

Waters Corp.*	4,822	1,493

		3,421

Machinery – 1.7%

Allison Transmission Holdings, Inc.	35,181	1,592

Lincoln Electric Holdings, Inc.	5,109	864

Snap-on, Inc.	6,871	1,696

		4,152

Media – 1.6%

Comcast Corp., Class A	31,518	1,195

Fox Corp., Class A	27,290	929

Interpublic Group of (The) Cos., Inc.	1,864	70

Nexstar Media Group, Inc.	2,113	365

Omnicom Group, Inc.	14,450	1,363

		3,922

Metals & Mining – 1.2%

Nucor Corp.	10,644	1,644

Steel Dynamics, Inc.	10,419	1,178

		2,822

Multi-Utilities – 0.4%

Ameren Corp.	2,149	185

Public Service Enterprise Group, Inc.	14,568	910

		1,095

Oil, Gas & Consumable Fuels – 4.9%

Chevron Corp.	3,901	637

EQT Corp.	1,521	49

Exxon Mobil Corp.	38,487	4,220

Marathon Oil Corp.	58,755	1,408

Marathon Petroleum Corp.	17,155	2,313

Occidental Petroleum Corp.	29,015	1,811

Valero Energy Corp.	10,469	1,461

Vitesse Energy, Inc.	4,915	94

		11,993

Personal Care Products – 0.1%

Olaplex Holdings, Inc.*	40,801	174

Pharmaceuticals – 4.3%

Bristol-Myers Squibb Co.	34,659	2,402

Eli Lilly & Co.	1,391	478

Johnson & Johnson	26,210	4,063

Merck & Co., Inc.	6,694	712

Pfizer, Inc.	67,309	2,746

		10,401

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Professional Services – 1.6%

Automatic Data Processing, Inc.	2,602	$579

Genpact Ltd.	3,774	175

Leidos Holdings, Inc.	5,729	527

Paychex, Inc.	9,983	1,144

Robert Half International, Inc.	11,902	959

Science Applications International Corp.	4,824	518

		3,902

Real Estate Management & Development – 0.4%

CBRE Group, Inc., Class A*	14,173	1,032

Residential Real Estate Investment Trusts – 0.0%

Equity Residential	60	4

Retail Real Estate Investment Trusts – 0.2%

Simon Property Group, Inc.	3,892	436

Semiconductors & Semiconductor Equipment – 6.4%

Analog Devices, Inc.	5,693	1,123

Applied Materials, Inc.	6,466	794

Broadcom, Inc.	5,480	3,515

KLA Corp.	4,725	1,886

Lam Research Corp.	79	42

Microchip Technology, Inc.	23,778	1,992

NVIDIA Corp.	9,072	2,520

QUALCOMM, Inc.	9,109	1,162

Texas Instruments, Inc.	13,433	2,499

		15,533

Software – 8.5%

Adobe, Inc.*	4,851	1,869

AppLovin Corp., Class A*	683	11

Fair Isaac Corp.*	1,454	1,022

Fortinet, Inc.*	6,297	419

Microsoft Corp.	56,931	16,413

Oracle Corp.	9,472	880

		20,614

Specialized Real Estate Investment Trusts – 1.3%

Lamar Advertising Co., Class A	14	2

Public Storage	5,227	1,579

Weyerhaeuser Co.	51,540	1,553

		3,134

Specialty Retail – 3.1%

AutoNation, Inc.*	3,819	513

AutoZone, Inc.*	779	1,915

Bath & Body Works, Inc.	3,027	111

See Notes to the Financial Statements.

EQUITY FUNDS   144   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.1% continued

Specialty Retail – 3.1% continued

Dick’s Sporting Goods, Inc.	5,671	$805

Home Depot (The), Inc.	7,166	2,115

Lowe’s Cos., Inc.	3,062	612

O’Reilly Automotive, Inc.*	739	627

Williams-Sonoma, Inc.	6,234	758

		7,456

Technology Hardware, Storage & Peripherals – 7.9%

Apple, Inc.	116,966	19,288

Textiles, Apparel & Luxury Goods – 0.9%

Ralph Lauren Corp.	36	4

Tapestry, Inc.	41,540	1,791

Under Armour, Inc., Class A*	48,313	458

		2,253

Tobacco – 1.3%

Altria Group, Inc.	16,998	758

Philip Morris International, Inc.	24,119	2,346

		3,104

Trading Companies & Distributors – 0.7%

W.W. Grainger, Inc.	2,647	1,823

Total Common Stocks

(Cost $163,029)		240,597

INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(1) (2)	1,908,364	1,908

Total Investment Companies

(Cost $1,908)		1,908

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 4.40%, 5/11/23(3) (4)	$160	$159

Total Short-Term Investments

(Cost $159)		159

Total Investments – 100.0%

(Cost $165,096)		242,664

Liabilities less Other Assets – (0.0%)		(58)

NET ASSETS – 100.0%		$242,606

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2023 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	9	$1,862	Long	6/23	$68

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	99.1%

Investment Companies	0.8%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$240,597	$ —	$—	$240,597

Investment Companies	1,908	—	—	1,908

Short-Term Investments	—	159	—	159

Total Investments	$242,505	$159	$—	$242,664

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 145 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued	MARCH 31, 2023

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$ 68	$ —	$ —	$ 68

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   146   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

LARGE CAP VALUE FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.4%

Aerospace & Defense – 1.8%

Curtiss-Wright Corp.	972	$172

General Dynamics Corp.	3,187	727

Raytheon Technologies Corp.	1,767	173

		1,072

Banks – 5.7%

Bank of America Corp.	33,754	965

Citigroup, Inc.	15,314	718

Comerica, Inc.	12	1

East West Bancorp, Inc.	964	54

JPMorgan Chase & Co.	5,966	777

Prosperity Bancshares, Inc.	4,519	278

U.S. Bancorp	10,690	385

Wells Fargo & Co.	5,101	191

		3,369

Beverages – 0.4%

Boston Beer (The) Co., Inc., Class A*	235	77

Molson Coors Beverage Co., Class B	3,217	166

		243

Biotechnology – 3.1%

Biogen, Inc.*	2,282	634

Gilead Sciences, Inc.	10,806	897

Vertex Pharmaceuticals, Inc.*	990	312

		1,843

Broadline Retail – 0.6%

eBay, Inc.	8,145	361

Building Products – 1.0%

Carlisle Cos., Inc.	1,306	295

Fortune Brands Innovations, Inc.	5,173	304

		599

Capital Markets – 2.8%

Affiliated Managers Group, Inc.	2,214	315

Bank of New York Mellon (The) Corp.	11,695	531

Goldman Sachs Group (The), Inc.	647	212

Invesco Ltd.	10,164	167

Jefferies Financial Group, Inc.	9,939	316

State Street Corp.	1,776	134

		1,675

Chemicals – 3.1%

Dow, Inc.	11,215	615

Huntsman Corp.	10,667	292

LyondellBasell Industries N.V., Class A	4,117	386

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Chemicals – 3.1% continued

Mosaic (The) Co.	4,612	$212

Olin Corp.	5,697	316

		1,821

Communications Equipment – 2.6%

Cisco Systems, Inc.	24,227	1,266

F5, Inc.*	1,826	266

		1,532

Consumer Finance – 0.4%

Ally Financial, Inc.	509	13

Capital One Financial Corp.	599	57

Synchrony Financial	4,980	145

		215

Consumer Staples Distribution & Retail – 1.4%

Casey’s General Stores, Inc.	1,476	320

Kroger (The) Co.	10,440	515

		835

Containers & Packaging – 0.2%

International Paper Co.	3,029	109

Diversified Telecommunication Services – 0.2%

Lumen Technologies, Inc.	43,626	116

Electric Utilities – 4.0%

Duke Energy Corp.	5,104	492

Entergy Corp.	3,317	357

Evergy, Inc.	5,373	328

Exelon Corp.	9,791	410

OGE Energy Corp.	8,464	319

Pinnacle West Capital Corp.	2,707	215

PPL Corp.	7,552	210

		2,331

Electrical Equipment – 0.5%

Acuity Brands, Inc.	1,635	299

Electronic Equipment, Instruments & Components – 0.8%

Amphenol Corp., Class A	3,113	254

Trimble, Inc.*	3,884	204

		458

Financial Services – 4.8%

Berkshire Hathaway, Inc., Class B*	4,800	1,482

Corebridge Financial, Inc.	18,125	290

Equitable Holdings, Inc.	13,079	332

Fidelity National Information Services, Inc.	1,342	73

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 147 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Financial Services – 4.8% continued

MGIC Investment Corp.	23,483	$315

Voya Financial, Inc.	4,736	339

		2,831

Food Products – 3.4%

Archer-Daniels-Midland Co.	763	61

Campbell Soup Co.	5,850	322

Flowers Foods, Inc.	11,065	303

General Mills, Inc.	8,899	760

J.M. Smucker (The) Co.	1,248	196

Kraft Heinz (The) Co.	5,937	230

Pilgrim’s Pride Corp.*	6,106	142

		2,014

Gas Utilities – 0.5%

UGI Corp.	8,640	300

Ground Transportation – 1.9%

Knight-Swift Transportation Holdings, Inc.	3,091	175

Norfolk Southern Corp.	3,125	663

XPO, Inc.*	9,065	289

		1,127

Health Care Equipment & Supplies – 1.9%

Abbott Laboratories	10,502	1,063

Medtronic PLC	692	56

		1,119

Health Care Providers & Services – 2.8%

Cigna Group (The)	2,576	658

CVS Health Corp.	3,610	268

Elevance Health, Inc.	1,595	734

		1,660

Hotel & Resort Real Estate Investment Trusts – 0.6%

Host Hotels & Resorts, Inc.	20,461	337

Hotels, Restaurants & Leisure – 4.1%

Airbnb, Inc., Class A*	1,600	199

Booking Holdings, Inc.*	114	302

Choice Hotels International, Inc.	87	10

Domino’s Pizza,Inc.	704	232

Expedia Group, Inc.*	1,470	143

McDonald’s Corp.	2,828	791

Starbucks Corp.	2,966	309

Wyndham Hotels & Resorts, Inc.	467	32

Yum! Brands, Inc.	2,997	396

		2,414

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Household Durables – 0.6%

Lennar Corp., Class A	298	$31

NVR, Inc.*	53	296

		327

Household Products – 0.3%

Procter & Gamble (The) Co.	1,387	206

Independent Power & Renewable Electricity Producers –0.8%

Brookfield Renewable Corp., Class A	9,361	327

Vistra Corp.	6,494	156

		483

Industrial Conglomerates – 1.3%

3M Co.	7,179	755

General Electric Co.	201	19

		774

Insurance – 5.4%

Aflac, Inc.	9,817	633

Allstate (The) Corp.	4,208	466

American International Group, Inc.	11,838	596

Assurant, Inc.	1,132	136

Assured Guaranty Ltd.	4,970	250

Brighthouse Financial, Inc.*	5,339	236

Chubb Ltd.	1,077	209

Cincinnati Financial Corp.	1,774	199

Loews Corp.	5,837	339

MetLife, Inc.	1,087	63

Principal Financial Group, Inc.	419	31

		3,158

Interactive Media & Services – 3.3%

Meta Platforms, Inc., Class A*	7,780	1,649

TripAdvisor, Inc.*	15,396	306

		1,955

IT Services – 1.2%

Accenture PLC, Class A	1,117	319

Cognizant Technology Solutions Corp., Class A	6,009	366

		685

Life Sciences Tools & Services – 2.8%

Danaher Corp.	3,955	997

QIAGEN N.V.*	6,760	310

Thermo Fisher Scientific, Inc.	585	337

		1,644

Machinery – 1.8%

Allison Transmission Holdings, Inc.	6,732	304

See Notes to the Financial Statements.

EQUITY FUNDS   148   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Machinery – 1.8% continued

Dover Corp.	1,469	$223

Snap-on, Inc.	1,373	339

Westinghouse Air Brake Technologies Corp.	2,074	210

		1,076

Media – 3.3%

Comcast Corp., Class A	29,176	1,106

Fox Corp., Class A	3,919	134

Interpublic Group of (The) Cos., Inc.	9,516	354

Liberty Media Corp.-Liberty SiriusXM, Class A*	211	6

Nexstar Media Group, Inc.	1,859	321

		1,921

Metals & Mining – 2.2%

Nucor Corp.	4,082	631

Reliance Steel & Aluminum Co.	1,217	312

Steel Dynamics, Inc.	3,218	364

		1,307

Multi-Utilities – 0.6%

Dominion Energy, Inc.	6,630	371

Office Real Estate Investment Trusts – 0.3%

Boston Properties, Inc.	3,232	175

Oil, Gas & Consumable Fuels – 8.4%

Chevron Corp.	7,742	1,263

Exxon Mobil Corp.	18,729	2,054

Marathon Petroleum Corp.	5,229	705

Occidental Petroleum Corp.	5,154	322

Pioneer Natural Resources Co.	81	17

Range Resources Corp.	6,271	166

Valero Energy Corp.	2,867	400

		4,927

Pharmaceuticals – 6.5%

Bristol-Myers Squibb Co.	14,431	1,000

Jazz Pharmaceuticals PLC*	2,165	317

Johnson & Johnson	8,021	1,243

Pfizer, Inc.	29,596	1,208

Royalty Pharma PLC, Class A	1,726	62

		3,830

Professional Services – 2.3%

Genpact Ltd.	6,657	308

Leidos Holdings, Inc.	3,226	297

ManpowerGroup, Inc.	1,067	88

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Professional Services – 2.3% continued

Science Applications International Corp.	2,907	$312

SS&C Technologies Holdings, Inc.	5,887	333

		1,338

Real Estate Management & Development – 0.8%

Howard Hughes (The) Corp.*	1,987	159

Jones Lang LaSalle, Inc.*	2,061	300

		459

Residential Real Estate Investment Trusts – 1.2%

AvalonBay Communities, Inc.	2,224	374

Equity Residential	6,030	362

		736

Retail Real Estate Investment Trusts – 1.2%

Brixmor Property Group, Inc.	14,908	321

National Retail Properties, Inc.	1,623	71

Regency Centers Corp.	4,901	300

		692

Semiconductors & Semiconductor Equipment – 3.1%

Analog Devices, Inc.	1,006	198

Applied Materials, Inc.	2,278	280

Cirrus Logic, Inc.*	649	71

Intel Corp.	3,672	120

Microchip Technology, Inc.	3,708	310

Qorvo, Inc.*	2,580	262

Skyworks Solutions, Inc.	2,279	269

Teradyne, Inc.	2,704	291

		1,801

Software – 1.2%

ANSYS, Inc.*	1,029	343

Intuit, Inc.	675	301

Roper Technologies, Inc.	196	86

		730

Specialized Real Estate Investment Trusts – 0.6%

Weyerhaeuser Co.	11,905	359

Specialty Retail – 1.0%

AutoNation, Inc.*	925	124

Best Buy Co., Inc.	3,751	294

Williams-Sonoma, Inc.	1,654	201

		619

Textiles, Apparel & Luxury Goods – 0.5%

Tapestry, Inc.	7,496	323

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 149 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Trading Companies & Distributors – 0.1%

MSC Industrial Direct Co., Inc., Class A	787	$66

Total Common Stocks

(Cost $56,166)		58,642

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(1) (2)	314,125	314

Total Investment Companies

(Cost $314)		314

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 4.46%, 5/11/23(3) (4)	$30	$30

Total Short-Term Investments

(Cost $30)		30

Total Investments – 100.0%

(Cost $56,510)		58,986

Other Assets less Liabilities – 0.0%		21

NET ASSETS – 100.0%		$59,007

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2023 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

Micro E-Mini S&P 500 Index	14	$290	Long	6/23	$9

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	99.4%

Investment Companies	0.5%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$58,642	$ —	$ —	$58,642

Investment Companies	314	—	—	314

Short-Term Investments	—	30	—	30

Total Investments	$58,956	$30	$ —	$58,986

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$9	$ —	$ —	$9
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   150   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

MID CAP INDEX FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.2%

Aerospace & Defense – 1.7%

Axon Enterprise, Inc.*	61,977	$13,935

Curtiss-Wright Corp.	35,175	6,200

Hexcel Corp.	77,424	5,284

Mercury Systems, Inc.*	52,853	2,702

Woodward, Inc.	54,563	5,313

		33,434

Air Freight & Logistics – 0.3%

GXO Logistics, Inc.*	108,247	5,462

Automobile Components – 1.9%

Adient PLC*	86,891	3,559

Autoliv, Inc.	71,210	6,648

Dana, Inc.	115,582	1,740

Fox Factory Holding Corp.*	38,843	4,714

Gentex Corp.	214,283	6,006

Goodyear Tire & Rubber (The) Co.*	257,329	2,836

Lear Corp.	54,011	7,534

Visteon Corp.*	25,875	4,058

		37,095

Automobiles – 0.4%

Harley-Davidson, Inc.	122,079	4,635

Thor Industries, Inc.	49,211	3,919

		8,554

Banks – 6.0%

Associated Banc-Corp	138,473	2,490

Bank of Hawaii Corp.	36,118	1,881

Bank OZK	100,384	3,433

Cadence Bank	166,237	3,451

Cathay General Bancorp	67,058	2,315

Columbia Banking System, Inc.	189,610	4,061

Commerce Bancshares, Inc.	104,428	6,093

Cullen/Frost Bankers, Inc.	58,767	6,191

East West Bancorp, Inc.	129,191	7,170

First Financial Bankshares, Inc.	119,154	3,801

First Horizon Corp.	492,380	8,755

FNB Corp.	331,428	3,845

Fulton Financial Corp.	152,631	2,109

Glacier Bancorp, Inc.	101,011	4,244

Hancock Whitney Corp.	78,909	2,872

Home BancShares, Inc.	172,439	3,744

International Bancshares Corp.	48,725	2,086

New York Community Bancorp, Inc.	621,269	5,616

Old National Bancorp	267,013	3,850

PacWest Bancorp	106,298	1,034

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Banks – 6.0% continued

Pinnacle Financial Partners, Inc.	69,740	$3,847

Prosperity Bancshares, Inc.	83,341	5,127

SouthState Corp.	69,532	4,955

Synovus Financial Corp.	132,626	4,089

Texas Capital Bancshares, Inc.*	43,850	2,147

UMB Financial Corp.	39,553	2,283

United Bankshares, Inc.	122,452	4,310

Valley National Bancorp	383,068	3,540

Webster Financial Corp.	158,872	6,263

Wintrust Financial Corp.	55,397	4,041

		119,643

Beverages – 0.4%

Boston Beer (The) Co., Inc., Class A*	8,577	2,819

Celsius Holdings, Inc.*	36,786	3,419

Coca-Cola Consolidated, Inc.	4,222	2,259

		8,497

Biotechnology – 1.6%

Arrowhead Pharmaceuticals, Inc.*	99,829	2,535

Exelixis, Inc.*	295,772	5,741

Halozyme Therapeutics, Inc.*	124,216	4,744

Neurocrine Biosciences, Inc.*	88,252	8,933

United Therapeutics Corp.*	41,651	9,328

		31,281

Broadline Retail – 0.6%

Kohl’s Corp.	101,881	2,398

Macy’s, Inc.	247,321	4,326

Nordstrom, Inc.	103,571	1,685

Ollie’s Bargain Outlet Holdings, Inc.*	52,675	3,052

		11,461

Building Products – 3.2%

Advanced Drainage Systems, Inc.	57,479	4,840

Builders FirstSource, Inc.*	134,959	11,982

Carlisle Cos., Inc.	47,424	10,721

Fortune Brands Innovations, Inc.	117,114	6,878

Lennox International, Inc.	29,482	7,408

Owens Corning	85,752	8,215

Simpson Manufacturing Co., Inc.	39,122	4,289

Trex Co., Inc.*	100,820	4,907

UFP Industries, Inc.	56,218	4,468

		63,708

Capital Markets – 2.0%

Affiliated Managers Group, Inc.	34,612	4,929

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 151 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Capital Markets – 2.0% continued

Evercore, Inc., Class A	32,861	$3,792

Federated Hermes, Inc.	77,830	3,124

Interactive Brokers Group, Inc., Class A	94,407	7,794

Janus Henderson Group PLC	120,673	3,215

Jefferies Financial Group, Inc.	166,196	5,275

SEI Investments Co.	93,658	5,390

Stifel Financial Corp.	96,254	5,688

		39,207

Chemicals – 2.9%

Ashland, Inc.	45,782	4,702

Avient Corp.	77,824	3,203

Axalta Coating Systems Ltd.*	202,385	6,130

Cabot Corp.	51,800	3,970

Chemours (The) Co.	136,399	4,084

Ingevity Corp.*	31,927	2,283

NewMarket Corp.	6,179	2,255

Olin Corp.	112,985	6,271

RPM International, Inc.	118,389	10,328

Scotts Miracle-Gro (The) Co.	37,548	2,619

Sensient Technologies Corp.	38,726	2,965

Valvoline, Inc.	157,921	5,518

Westlake Corp.	31,686	3,675

		58,003

Commercial Services & Supplies – 1.2%

Brink’s (The) Co.	42,259	2,823

Clean Harbors, Inc.*	46,169	6,582

MSA Safety, Inc.	33,606	4,486

Stericycle, Inc.*	84,006	3,664

Tetra Tech, Inc.	48,852	7,177

		24,732

Communications Equipment – 0.7%

Calix, Inc.*	51,791	2,776

Ciena Corp.*	136,220	7,154

Lumentum Holdings, Inc.*	62,379	3,369

		13,299

Construction & Engineering – 1.9%

AECOM	127,420	10,744

EMCOR Group, Inc.	43,739	7,112

Fluor Corp.*	130,645	4,038

MasTec, Inc.*	54,054	5,105

MDU Resources Group, Inc.	186,751	5,692

Valmont Industries, Inc.	19,588	6,254

		38,945

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Construction Materials – 0.2%

Eagle Materials, Inc.	33,136	$4,863
Consumer Finance – 0.4%

FirstCash Holdings, Inc.	34,148	3,257

Navient Corp.	93,913	1,502

SLM Corp.	221,737	2,747

		7,506

Consumer Staples Distribution & Retail – 1.9%

BJ’s Wholesale Club Holdings, Inc.*	123,304	9,380

Casey’s General Stores, Inc.	34,194	7,402

Grocery Outlet Holding Corp.*	80,433	2,273

Performance Food Group Co.*	142,645	8,607

Sprouts Farmers Market, Inc.*	97,416	3,412

US Foods Holding Corp.*	187,843	6,939

		38,013

Containers & Packaging – 0.9%

AptarGroup, Inc.	59,755	7,062

Greif, Inc., Class A	23,584	1,494

Silgan Holdings, Inc.	76,927	4,129

Sonoco Products Co.	89,583	5,465

		18,150

Diversified Consumer Services – 1.0%

Graham Holdings Co., Class B	3,541	2,110

Grand Canyon Education, Inc.*	28,236	3,216

H&R Block, Inc.	139,902	4,932

Service Corp. International	141,075	9,703

		19,961

Diversified Real Estate Investment Trusts – 0.0%

Rayonier, Inc. - (Fractional Shares)(1)	50,000	—

Diversified Telecommunication Services – 0.6%

Frontier Communications Parent, Inc.*	204,829	4,664

Iridium Communications, Inc.	115,311	7,141

		11,805

Electric Utilities – 1.4%

ALLETE, Inc.	52,068	3,352

Hawaiian Electric Industries, Inc.	100,580	3,862

IDACORP, Inc.	46,451	5,032

OGE Energy Corp.	183,249	6,901

PNM Resources, Inc.	78,931	3,842

Portland General Electric Co.	81,384	3,979

		26,968

Electrical Equipment – 2.1%

Acuity Brands, Inc.	29,435	5,379

See Notes to the Financial Statements.

EQUITY FUNDS   152   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Electrical Equipment –2.1% continued

EnerSys	37,611	$3,268

Hubbell, Inc.	49,146	11,958

nVent Electric PLC	152,929	6,567

Regal Rexnord Corp.	60,686	8,540

SunPower Corp.*	79,373	1,098

Sunrun, Inc.*	194,251	3,914

Vicor Corp.*	20,808	977

		41,701

Electronic Equipment, Instruments & Components – 3.4%

Arrow Electronics, Inc.*	53,509	6,682

Avnet, Inc.	83,963	3,795

Belden, Inc.	39,399	3,419

Cognex Corp.	158,315	7,844

Coherent Corp.*	126,754	4,827

IPG Photonics Corp.*	29,581	3,648

Jabil, Inc.	122,230	10,776

Littelfuse, Inc.	22,598	6,058

National Instruments Corp.	119,882	6,283

Novanta, Inc.*	32,790	5,216

TD SYNNEX Corp.	38,231	3,700

Vishay Intertechnology, Inc.	119,423	2,701

Vontier Corp.	143,987	3,937

		68,886

Energy Equipment & Services – 0.8%

ChampionX Corp.	181,205	4,916

NOV, Inc.	360,571	6,674

Valaris Ltd.*	54,938	3,574

		15,164

Entertainment – 0.2%

World Wrestling Entertainment, Inc., Class A	39,888	3,640

Financial Services – 1.5%

Essent Group Ltd.	98,471	3,944

Euronet Worldwide, Inc.*	42,971	4,808

MGIC Investment Corp.	269,992	3,623

Voya Financial, Inc.	88,549	6,328

Western Union (The) Co.	340,359	3,795

WEX, Inc.*	40,009	7,357

		29,855

Food Products – 1.4%

Darling Ingredients, Inc.*	147,048	8,588

Flowers Foods, Inc.	176,525	4,838

Ingredion, Inc.	60,130	6,117

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Food Products – 1.4% continued

Lancaster Colony Corp.	18,189	$3,690

Pilgrim’s Pride Corp.*	40,942	949

Post Holdings, Inc.*	49,283	4,429

		28,611

Gas Utilities – 1.4%

National Fuel Gas Co.	83,736	4,835

New Jersey Resources Corp.	88,908	4,730

ONE Gas, Inc.	49,491	3,921

Southwest Gas Holdings, Inc.	59,501	3,716

Spire, Inc.	47,866	3,357

UGI Corp.	191,374	6,652

		27,211

Ground Transportation – 1.9%

Avis Budget Group, Inc.*	22,869	4,455

Hertz Global Holdings, Inc.*	148,644	2,421

Knight-Swift Transportation Holdings, Inc.	146,947	8,314

Landstar System, Inc.	32,991	5,914

Ryder System, Inc.	46,204	4,123

Saia, Inc.*	24,289	6,609

Werner Enterprises, Inc.	53,450	2,432

XPO, Inc.*	104,778	3,342

		37,610

Health Care Equipment & Supplies – 3.6%

Enovis Corp.*	43,307	2,317

Envista Holdings Corp.*	148,972	6,090

Globus Medical, Inc., Class A*	70,962	4,019

Haemonetics Corp.*	45,968	3,804

ICU Medical, Inc.*	18,334	3,024

Inari Medical, Inc.*	43,948	2,713

Integra LifeSciences Holdings Corp.*	66,207	3,801

Lantheus Holdings, Inc.*	63,155	5,214

LivaNova PLC*	48,597	2,118

Masimo Corp.*	44,373	8,189

Neogen Corp.*	196,965	3,648

Omnicell, Inc.*	40,574	2,380

Penumbra, Inc.*	34,837	9,709

QuidelOrtho Corp.*	48,780	4,346

Shockwave Medical, Inc.*	33,174	7,193

STAAR Surgical Co.*	43,860	2,805

		71,370

Health Care Providers & Services – 2.1%

Acadia Healthcare Co., Inc.*	83,308	6,019

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 153 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Health Care Providers & Services – 2.1% continued

Amedisys, Inc.*	29,531	$2,172

Chemed Corp.	13,647	7,339

Encompass Health Corp.	91,685	4,960

HealthEquity, Inc.*	77,190	4,532

Option Care Health, Inc.*	152,675	4,850

Patterson Cos., Inc.	78,915	2,113

Progyny, Inc.*	68,384	2,196

R1 RCM, Inc.*	124,602	1,869

Tenet Healthcare Corp.*	99,303	5,901

		41,951

Health Care Real Estate Investment Trusts – 1.1%

Healthcare Realty Trust, Inc.	347,569	6,719

Medical Properties Trust, Inc.	546,333	4,491

Omega Healthcare Investors, Inc.	213,877	5,862

Physicians Realty Trust	207,857	3,103

Sabra Health Care REIT, Inc.	209,987	2,415

		22,590

Hotel & Resort Real Estate Investment Trusts – 0.1%

Park Hotels & Resorts, Inc.	204,479	2,527

Hotels, Restaurants & Leisure – 3.3%

Aramark	239,015	8,557

Boyd Gaming Corp.	72,793	4,667

Choice Hotels International, Inc.	25,225	2,956

Churchill Downs, Inc.	30,205	7,764

Hilton Grand Vacations, Inc.*	73,077	3,247

Light & Wonder, Inc.*	85,457	5,132

Marriott Vacations Worldwide Corp.	35,210	4,748

Papa John’s International, Inc.	29,224	2,190

Penn Entertainment, Inc.*	141,384	4,193

Texas Roadhouse, Inc.	61,425	6,638

Travel + Leisure Co.	73,959	2,899

Wendy’s (The) Co.	155,216	3,381

Wingstop, Inc.	27,486	5,046

Wyndham Hotels & Resorts, Inc.	81,115	5,504

		66,922

Household Durables – 1.5%

Helen of Troy Ltd.*	21,794	2,074

KB Home	75,048	3,016

Leggett & Platt, Inc.	120,855	3,853

Taylor Morrison Home Corp.*	99,673	3,814

Tempur Sealy International, Inc.	156,016	6,161

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Household Durables – 1.5% continued

Toll Brothers, Inc.	94,441	$5,669

TopBuild Corp.*	29,362	6,111

		30,698

Household Products – 0.1%

Energizer Holdings, Inc.	60,309	2,093

Independent Power & Renewable Electricity Producers – 0.2%

Ormat Technologies, Inc.	48,047	4,073

Industrial Real Estate Investment Trusts – 1.2%

EastGroup Properties, Inc.	40,001	6,613

First Industrial Realty Trust, Inc.	121,300	6,453

Rexford Industrial Realty, Inc.	173,433	10,345

		23,411

Insurance – 3.8%

American Financial Group, Inc.	63,819	7,754

Brighthouse Financial, Inc.*	62,904	2,775

CNO Financial Group, Inc.	105,482	2,341

First American Financial Corp.	95,105	5,293

Hanover Insurance Group (The), Inc.	32,536	4,181

Kemper Corp.	58,860	3,217

Kinsale Capital Group, Inc.	19,905	5,974

Old Republic International Corp.	253,250	6,324

Primerica, Inc.	33,888	5,837

Reinsurance Group of America, Inc.	61,180	8,122

RenaissanceRe Holdings Ltd.	40,118	8,037

RLI Corp.	37,182	4,942

Selective Insurance Group, Inc.	55,426	5,284

Unum Group	171,658	6,791

		76,872

Interactive Media & Services – 0.3%

TripAdvisor, Inc.*	95,023	1,887

Ziff Davis, Inc.*	42,978	3,355

		5,242

IT Services – 0.1%

Kyndryl Holdings, Inc.*	186,226	2,749

Leisure Products – 1.1%

Brunswick Corp.	66,594	5,461

Mattel, Inc.*	323,421	5,954

Polaris, Inc.	50,038	5,536

Topgolf Callaway Brands Corp.*	126,141	2,727

YETI Holdings, Inc.*	78,529	3,141

		22,819

See Notes to the Financial Statements.

EQUITY FUNDS   154   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Life Sciences Tools & Services – 1.4%

Azenta, Inc.*	62,846	$2,805

Bruker Corp.	91,339	7,201

Medpace Holdings, Inc.*	22,984	4,322

Repligen Corp.*	47,375	7,976

Sotera Health Co.*	89,450	1,602

Syneos Health, Inc.*	93,715	3,338

		27,244

Machinery – 4.7%

AGCO Corp.	56,702	7,666

Chart Industries, Inc.*	39,107	4,904

Crane Holdings Co.	43,844	4,976

Donaldson Co., Inc.	111,680	7,297

Esab Corp.	47,489	2,805

Flowserve Corp.	119,122	4,050

Graco, Inc.	154,046	11,247

ITT, Inc.	75,875	6,548

Lincoln Electric Holdings, Inc.	52,966	8,957

Middleby (The) Corp.*	49,455	7,251

Oshkosh Corp.	60,077	4,997

Terex Corp.	62,139	3,006

Timken (The) Co.	60,822	4,971

Toro (The) Co.	95,996	10,671

Watts Water Technologies, Inc., Class A	25,112	4,227

		93,573

Marine Transportation – 0.2%

Kirby Corp.*	54,589	3,805

Media – 1.0%

Cable One, Inc.	4,411	3,097

John Wiley & Sons, Inc., Class A	38,727	1,501

New York Times (The) Co., Class A	150,272	5,843

Nexstar Media Group, Inc.	34,419	5,943

TEGNA, Inc.	204,335	3,455

		19,839

Metals & Mining – 2.6%

Alcoa Corp.	161,601	6,878

Cleveland-Cliffs, Inc.*	470,832	8,630

Commercial Metals Co.	107,622	5,263

MP Materials Corp.*	83,918	2,366

Reliance Steel & Aluminum Co.	53,804	13,813

Royal Gold, Inc.	60,240	7,814

United States Steel Corp.	208,158	5,433

Worthington Industries, Inc.	27,542	1,780

		51,977

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Mortgage Real Estate Investment Trusts – 0.7%

Annaly Capital Management, Inc.	427,861	$8,176

Starwood Property Trust, Inc.	284,402	5,031

		13,207

Multi-Utilities – 0.3%

Black Hills Corp.	59,308	3,742

NorthWestern Corp.	52,603	3,044

		6,786

Office Real Estate Investment Trusts – 0.7%

Corporate Office Properties Trust	102,230	2,424

Cousins Properties, Inc.	137,934	2,949

Douglas Emmett, Inc.	159,581	1,968

Highwoods Properties, Inc.	95,577	2,217

Kilroy Realty Corp.	95,939	3,108

Vornado Realty Trust	146,471	2,251

		14,917

Oil, Gas & Consumable Fuels – 3.0%

Antero Midstream Corp.	304,961	3,199

Antero Resources Corp.*	252,042	5,820

Chord Energy Corp.	37,956	5,109

CNX Resources Corp.*	156,898	2,514

DT Midstream, Inc.	88,925	4,390

Equitrans Midstream Corp.	393,136	2,272

HF Sinclair Corp.	123,506	5,975

Matador Resources Co.	102,394	4,879

Murphy Oil Corp.	134,279	4,966

PBF Energy, Inc., Class A	104,212	4,519

PDC Energy, Inc.	84,653	5,433

Range Resources Corp.	221,930	5,874

Southwestern Energy Co.*	1,006,815	5,034

		59,984

Paper & Forest Products – 0.2%

Louisiana-Pacific Corp.	65,950	3,575

Passenger Airlines – 0.1%

JetBlue Airways Corp.*	294,092	2,141

Personal Care Products – 0.4%

BellRing Brands, Inc.*	122,850	4,177

Coty, Inc., Class A*	337,220	4,067

		8,244

Pharmaceuticals – 0.6%

Jazz Pharmaceuticals PLC*	57,524	8,417

Perrigo Co. PLC	122,797	4,405

		12,822

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 155 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Professional Services – 3.1%

ASGN, Inc.*	45,818	$3,788

CACI International, Inc., Class A*	21,463	6,359

Concentrix Corp.	39,126	4,756

ExlService Holdings, Inc.*	30,384	4,917

Exponent, Inc.	46,445	4,630

FTI Consulting, Inc.*	31,602	6,237

Genpact Ltd.	153,692	7,104

Insperity, Inc.	32,720	3,977

KBR, Inc.	125,933	6,932

ManpowerGroup, Inc.	46,425	3,831

Maximus, Inc.	55,640	4,379

Science Applications International Corp.	50,178	5,392

		62,302

Real Estate Management & Development – 0.3%

Jones Lang LaSalle, Inc.*	43,570	6,339

Residential Real Estate Investment Trusts – 0.4%

Apartment Income REIT Corp.	135,706	4,859

Independence Realty Trust, Inc.	203,912	3,269

		8,128

Retail Real Estate Investment Trusts – 1.5%

Agree Realty Corp.	80,848	5,547

Brixmor Property Group, Inc.	273,787	5,892

Kite Realty Group Trust	199,760	4,179

Macerich (The) Co.	195,357	2,071

National Retail Properties, Inc.	166,525	7,352

Spirit Realty Capital, Inc.	127,436	5,077

		30,118

Semiconductors & Semiconductor Equipment – 3.0%

Allegro MicroSystems, Inc.*	59,993	2,879

Amkor Technology, Inc.	91,602	2,384

Cirrus Logic, Inc.*	50,757	5,552

Lattice Semiconductor Corp.*	125,673	12,002

MACOM Technology Solutions Holdings, Inc.*	47,435	3,360

MKS Instruments, Inc.	52,172	4,623

Power Integrations, Inc.	51,971	4,399

Silicon Laboratories, Inc.*	29,306	5,131

SiTime Corp.*	14,590	2,075

Synaptics, Inc.*	35,908	3,991

Universal Display Corp.	39,869	6,185

Wolfspeed, Inc.*	113,641	7,381

		59,962

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Software – 2.6%

ACI Worldwide, Inc.*	102,142	$2,756

Aspen Technology, Inc.*	26,603	6,089

Blackbaud, Inc.*	40,530	2,809

CommVault Systems, Inc.*	40,482	2,297

Dynatrace, Inc.*	198,042	8,377

Envestnet, Inc.*	50,336	2,953

Manhattan Associates, Inc.*	57,338	8,879

NCR Corp.*	125,564	2,962

Paylocity Holding Corp.*	37,689	7,492

Qualys, Inc.*	31,510	4,097

Teradata Corp.*	93,657	3,772

		52,483

Specialized Real Estate Investment Trusts – 2.1%

CubeSmart	205,974	9,520

EPR Properties	68,248	2,600

Lamar Advertising Co., Class A	80,070	7,998

Life Storage, Inc.	77,678	10,183

National Storage Affiliates Trust	76,966	3,216

PotlatchDeltic Corp.	73,608	3,643

Rayonier, Inc.	134,324	4,468

		41,628

Specialty Retail – 2.9%

AutoNation, Inc.*	31,450	4,226

Dick’s Sporting Goods, Inc.	54,672	7,757

Five Below, Inc.*	50,911	10,486

Foot Locker, Inc.	73,034	2,899

GameStop Corp., Class A*	230,395	5,304

Gap (The), Inc.	192,120	1,929

Lithia Motors, Inc.	24,950	5,712

Murphy U.S.A., Inc.	18,390	4,745

RH*	17,035	4,149

Victoria’s Secret & Co.*	73,445	2,508

Williams-Sonoma, Inc.	61,088	7,432

		57,147

Technology Hardware, Storage & Peripherals – 0.3%

Super Micro Computer, Inc.*	42,707	4,551

Xerox Holdings Corp.	101,567	1,564

		6,115

Textiles, Apparel & Luxury Goods – 2.1%

Capri Holdings Ltd.*	114,687	5,390

Carter’s, Inc.	34,700	2,496

Columbia Sportswear Co.	32,217	2,907

Crocs, Inc.*	56,674	7,166

See Notes to the Financial Statements.

EQUITY FUNDS   156   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.2% continued

Textiles, Apparel & Luxury Goods – 2.1% continued

Deckers Outdoor Corp.*	24,175	$10,868

PVH Corp.	58,256	5,194

Skechers U.S.A., Inc., Class A*	123,268	5,858

Under Armour, Inc., Class A*	170,680	1,620

Under Armour, Inc., Class C*	171,214	1,460

		42,959

Trading Companies & Distributors – 1.1%

GATX Corp.	32,391	3,564

MSC Industrial Direct Co., Inc., Class A	43,112	3,621

Univar Solutions, Inc.*	149,874	5,250

Watsco, Inc.	30,510	9,707

		22,142

Water Utilities – 0.5%

Essential Utilities, Inc.	218,139	9,522
Total Common Stocks
(Cost $1,397,332)		1,963,541

INVESTMENT COMPANIES – 1.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(2) (3)	30,201,529	30,202
Total Investment Companies
(Cost $30,202)		30,202

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 4.58%, 5/11/23(4) (5)	$2,795	$2,781
Total Short-Term Investments
(Cost $2,781)		2,781

Total Investments – 99.8%
(Cost $1,430,315)		1,996,524

Other Assets less Liabilities – 0.2%		3,027
NET ASSETS – 100.0%		$1,999,551

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2023 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
E-Mini S&P MidCap 400	140	$35,416	Long	6/23	$1,106

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	98.2%

Investment Companies	1.5%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   157   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued	MARCH 31, 2023

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks(1)	$1,963,541	$—	$—	$1,963,541

Investment Companies	30,202	—	—	30,202

Short-Term Investments	—	2,781	—	2,781
Total Investments	$1,993,743	$2,781	$—	$1,996,524

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$1,106	$—	$—	$1,106
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   158   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.8% (1)

Australia – 5.8%

Atlas Arteria Ltd.	4,729,614	$20,001

Aurizon Holdings Ltd.	2,335,440	5,258

Transurban Group	3,411,009	32,462

		57,721

Austria – 0.4%

ANDRITZ A.G.	54,596	3,694

Brazil – 1.0%

CCR S.A.	3,104,800	7,792

Cia de Saneamento de Minas Gerais Copasa MG*	517,469	1,607

		9,399

Canada – 3.8%

Ag Growth International, Inc.	80,682	3,661

AltaGas Ltd.	254,200	4,237

Canadian National Railway Co.	35,428	4,180

Emera, Inc.	231,808	9,523

Hydro One Ltd.	366,771	10,443

Northland Power, Inc.	224,457	5,627

		37,671

China – 3.6%

Beijing Capital International Airport Co. Ltd., Class H*	3,740,000	2,755

Beijing Enterprises Water Group Ltd.	4,676,000	1,171

China Everbright Environment Group Ltd.	6,272,000	2,705

China Water Affairs Group Ltd.	5,814,282	4,763

ENN Energy Holdings Ltd.	604,400	8,256

Guangdong Investment Ltd.	9,044,000	9,272

Jiangsu Expressway Co. Ltd., Class H	6,876,000	6,412

		35,334

Denmark – 0.9%

Orsted A/S(2)	108,704	9,272

France – 5.8%

Eutelsat Communications S.A.	519,950	3,472

Getlink S.E.	317,769	5,246

Rubis S.C.A.	255,961	6,853

Veolia Environnement S.A.	336,720	10,404

Vinci S.A.	272,125	31,226

		57,201

Germany – 2.2%

E.ON S.E.	785,172	9,794

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.8% (1) continued

Germany – 2.2% continued

Friedrich Vorwerk Group S.E.	66,413	$707

RWE A.G.	248,839	10,697

		21,198

Hong Kong – 1.4%

Cadeler A/S*	407,348	1,652

CK Infrastructure Holdings Ltd.	883,500	4,824

Power Assets Holdings Ltd.	1,322,820	7,088

		13,564

Ireland – 0.7%

Greencoat Renewables PLC	6,053,363	7,158

Italy – 7.1%

Enel S.p.A.	2,544,671	15,541

Hera S.p.A.	3,893,052	11,017

Infrastrutture Wireless Italiane S.p.A.	238,694	3,146

Italgas S.p.A.	1,649,983	10,079

Snam S.p.A.	2,981,318	15,825

Terna - Rete Elettrica Nazionale	1,737,079	14,257

		69,865

Japan – 0.4%

Kurita Water Industries Ltd.	87,900	4,023

Luxembourg – 0.6%

SES S.A.	861,223	5,648

Mexico – 1.9%

Grupo Aeroportuario del Sureste S.A.B.de C.V., Class B	388,118	11,872

Promotora y Operadora de

Infraestructura S.A.B. de C.V.	669,606	6,680

		18,552

Netherlands – 0.2%

Arcadis N.V.	52,559	2,152

Portugal – 0.3%

REN - Redes Energeticas Nacionais SGPS S.A.	1,068,408	3,132

Spain – 5.7%

Aena S.M.E. S.A.*	118,197	19,138

Atlantica Sustainable Infrastructure PLC	117,693	3,479

Ferrovial S.A.	764,987	22,504

Iberdrola S.A.	671,304	8,362

Red Electrica Corp. S.A.	184,315	3,242

		56,725

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 159 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.8% (1) continued

Switzerland – 1.6%

Flughafen Zurich A.G. (Registered)*	72,728	$13,347

Landis+Gyr Group A.G.*	35,446	2,723

		16,070

United Kingdom – 9.7%

Costain Group PLC*	1,279,344	860

National Grid PLC	2,572,018	34,912

Pennon Group PLC	836,742	9,040

Severn Trent PLC	387,083	13,748

SSE PLC	626,357	13,952

United Utilities Group PLC	1,536,841	20,097

VH Global Sustainable Energy Opportunities PLC	2,844,246	3,544

		96,153

United States – 41.7%

AECOM	39,676	3,345

Alexandria Real Estate Equities, Inc.	41,853	5,256

Alliant Energy Corp.	170,586	9,109

American Tower Corp.	72,264	14,766

American Water Works Co., Inc.	49,118	7,195

Bunge Ltd.	74,013	7,070

CenterPoint Energy, Inc.	238,573	7,028

ChargePoint Holdings, Inc.*	205,049	2,147

Cheniere Energy, Inc.	75,507	11,900

Consolidated Edison, Inc.	58,493	5,596

Crown Castle, Inc.	131,925	17,657

CSX Corp.	986,786	29,544

Dominion Energy, Inc.	216,668	12,114

DT Midstream, Inc.	159,521	7,876

Duke Energy Corp.	205,668	19,841

Edison International	66,709	4,709

Entergy Corp.	155,504	16,754

Equinix, Inc.	13,545	9,766

Essential Utilities, Inc.	202,734	8,849

Evergy, Inc.	109,353	6,684

Exelon Corp.	136,000	5,697

FirstEnergy Corp.	230,518	9,235

Gladstone Land Corp.	80,805	1,345

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	143,929	4,116

Itron, Inc.*	61,970	3,436

NextEra Energy, Inc.	396,520	30,564

Norfolk Southern Corp.	95,847	20,320

Ormat Technologies, Inc.	89,263	7,567

Pinnacle West Capital Corp.	168,665	13,365

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.8% (1) continued

United States – 41.7% continued

PPL Corp.	434,864	$12,085

Republic Services, Inc.	23,171	3,133

SBA Communications Corp.	47,580	12,422

SJW Group	27,533	2,096

Southern (The) Co.	223,898	15,579

Targa Resources Corp.	104,821	7,647

Trimble, Inc.*	115,737	6,067

Union Pacific Corp.	135,933	27,358

Waste Management, Inc.	18,066	2,948

Welltower, Inc.	84,465	6,055

Willdan Group, Inc.*	122,194	1,909

Xcel Energy, Inc.	171,480	11,565

		411,715

Total Common Stocks

(Cost $904,573)		936,247

INVESTMENT COMPANIES – 4.4%

International Public Partnerships Ltd.	3,411,139	6,099

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(3) (4)	27,994,588	27,995

Renewables Infrastructure Group (The) Ltd.	5,801,118	8,939

Total Investment Companies

(Cost $44,532)		43,033

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 4.46%, 5/11/23(5) (6)	$4,180	$4,160

Total Short-Term Investments

(Cost $4,159)		4,160

Total Investments – 99.6%

(Cost $953,264)		983,440

Other Assets less Liabilities – 0.4%		4,036

Net Assets – 100.0%		$987,476

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

See Notes to the Financial Statements.

EQUITY FUNDS   160   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

(4)	7-day current yield as of March 31, 2023 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	40	$8,276	Long	6/23	$461

MSCI EAFE Index (United States Dollar)	63	6,604	Long	6/23	261

Total					$722

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	45.3%

Euro	22.6

British Pound	11.3

Australian Dollar	5.8

All other currencies less than 5%	14.6

Total Investments	99.6

Other Assets less Liabilities	0.4

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$9,399	$—	$—	$9,399

Canada	37,671	—	—	37,671

Mexico	18,552	—	—	18,552

Spain	3,479	53,246	—	56,725

United States	411,715	—	—	411,715

All Other Countries(1)	—	402,185	—	402,185

Total Common Stocks	480,816	455,431	—	936,247

Investment Companies	27,995	15,038	—	43,033

Short-Term Investments	—	4,160	—	4,160

Total Investments	$508,811	$474,629	$—	$983,440

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$722	$—	$—	$722

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 161 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1)

Australia – 5.4%

Goodman Group	229,782	$2,922

National Storage REIT	897,855	1,519

Region RE Ltd.	401,525	633

Rural Funds Group	98,244	131

Stockland	293,253	786

Vicinity Ltd.	451,759	592

		6,583

Belgium – 1.4%

Shurgard Self Storage Ltd.	26,781	1,281

VGP N.V.	4,509	404

		1,685

Canada – 4.1%

Brookfield Asset Management Ltd., Class A	14,484	475

Brookfield Corp.	20,646	673

Canadian Apartment Properties REIT	14,832	520

Chartwell Retirement Residences	101,029	639

Granite Real Estate Investment Trust	25,553	1,582

Tricon Residential, Inc.	134,376	1,042

		4,931

China – 0.9%

ESR Group Ltd.	605,400	1,082

France – 0.3%

Gecina S.A.	3,100	322

Germany – 1.4%

LEG Immobilien S.E.	9,775	535

Vonovia S.E.	62,737	1,180

		1,715

Hong Kong – 3.1%

Link REIT	126,380	810

Sino Land Co. Ltd.	571,683	774

Sun Hung Kai Properties Ltd.	71,500	1,006

Swire Properties Ltd.	429,600	1,110

		3,700

India – 0.4%

Embassy Office Parks REIT	142,890	543

Japan – 6.8%

Heiwa Real Estate Co. Ltd.	16,600	475

Industrial & Infrastructure Fund Investment Corp.	399	434

Japan Logistics Fund, Inc.	431	958

Japan Metropolitan Fund Invest	1,265	923

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

Japan – 6.8% continued

Katitas Co. Ltd.	73,300	$1,436

LaSalle Logiport REIT	224	260

Mitsui Fudosan Co. Ltd.	82,300	1,547

Nomura Real Estate Master Fund, Inc.	377	423

Orix JREIT, Inc.	466	591

Star Asia Investment Corp.	1,233	510

Tokyu Fudosan Holdings Corp.	53,300	256

United Urban Investment Corp.	368	397

		8,210

Mexico – 1.0%

Corp. Inmobiliaria Vesta S.A.B. de C.V.	367,819	1,157

Netherlands – 0.2%

CTP N.V.	19,576	254

Singapore – 3.6%

CapitaLand Ascendas REIT	302,400	653

Capitaland India Trust	425,900	350

CapitaLand Integrated Commercial Trust	217,987	325

Capitaland Investment Ltd.	908,900	2,527

Parkway Life Real Estate Investment Trust	178,600	536

		4,391

Spain – 2.0%

Cellnex Telecom S.A.*	51,219	1,994

Merlin Properties Socimi S.A.	54,632	479

		2,473

Sweden – 0.2%

Fastighets AB Balder, Class B*	72,779	300

Tanzania, United Republic of – 0.8%

Helios Towers PLC*	728,645	939

United Kingdom – 7.4%

Big Yellow Group PLC	92,708	1,341

Grainger PLC	552,944	1,591

Helical PLC	68,716	254

Land Securities Group PLC	53,554	412

Safestore Holdings PLC	36,018	422

Segro PLC	200,799	1,911

Shaftesbury Capital PLC	1,022,885	1,451

UNITE Group (The) PLC	113,878	1,351

Workspace Group PLC	53,000	286

		9,019

See Notes to the Financial Statements.

EQUITY FUNDS   162   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 95.7% (1) continued

United States – 56.7%

Agree Realty Corp.	21,736	$1,491

Alexandria Real Estate Equities, Inc.	26,135	3,282

American Homes 4 Rent, Class A	38,035	1,196

American Tower Corp.	2,770	566

AvalonBay Communities, Inc.	10,214	1,717

Brixmor Property Group, Inc.	137,698	2,963

Camden Property Trust	15,828	1,659

CBRE Group, Inc., Class A*	8,160	594

CubeSmart	31,793	1,469

Douglas Emmett, Inc.	25,041	309

Encompass Health Corp.	23,210	1,256

Equinix, Inc.	5,645	4,070

Equity LifeStyle Properties, Inc.	31,802	2,135

Essex Property Trust, Inc.	8,044	1,682

Extra Space Storage, Inc.	15,129	2,465

Farmland Partners, Inc.	28,298	303

Healthpeak Properties, Inc.	58,781	1,291

Lamar Advertising Co., Class A	1,813	181

National Retail Properties, Inc.	72,185	3,187

NVR, Inc.*	108	602

Phillips Edison & Co., Inc.	49,251	1,607

Prologis, Inc.	91,057	11,361

Rayonier, Inc.	51,899	1,726

Rexford Industrial Realty, Inc.	20,286	1,210

SBA Communications Corp.	8,969	2,342

Simon Property Group, Inc.	27,131	3,038

SITE Centers Corp.	99,640	1,224

Spirit Realty Capital, Inc.	35,165	1,401

STAG Industrial, Inc.	39,061	1,321

Sun Communities, Inc.	24,194	3,408

Urban Edge Properties	79,918	1,204

VICI Properties, Inc.	73,621	2,402

Welltower, Inc.	30,993	2,222

Weyerhaeuser Co.	58,677	1,768

		68,652

Total Common Stocks

(Cost $112,584)		115,956

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(2) (3)	4,738,449	$4,738

Total Investment Companies

(Cost $4,738)		4,738

Total Investments – 99.6%

(Cost $117,322)		120,694

Other Assets less Liabilities - 0.4%		479

Net Assets – 100.0%		$121,173

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2023 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	60.6%

British Pound	8.2

Japanese Yen	6.8

Australian Dollar	5.4

Euro	5.3

All other currencies less than 5%	13.3

Total Investments	99.6

Other Assets less Liabilities	0.4

Net Assets	100.0%

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 163 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2023

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Canada	$4,931	$—	$—	$4,931

Mexico	1,157	—	—	1,157

United States	68,652	—	—	68,652

All Other Countries(1)	—	41,216	—	41,216

Total Common Stocks	74,740	41,216	—	115,956

Investment Companies	4,738	—	—	4,738

Total Investments	$79,478	$41,216	$—	$120,694

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   164   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

NORTHERN ENGAGE360TM FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.9% (1)

Australia – 0.5%

Macquarie Group Ltd.	5,262	$620

Mirvac Group	376,323	528

		1,148

Austria – 0.3%

Erste Group Bank A.G.	19,000	628

Bermuda – 0.2%

RenaissanceRe Holdings Ltd.	2,752	551

Brazil – 0.4%

WEG S.A.	100,265	801

Canada – 2.0%

Brookfield Corp.	33,398	1,088

Cameco Corp.	52,900	1,385

Canadian Pacific Railway Ltd.	14,739	1,134

Magna International, Inc.	21,800	1,168

		4,775

China – 1.7%

Alibaba Group Holding Ltd. ADR*	8,566	875

BYD Co. Ltd., Class H	31,130	915

China Traditional Chinese Medicine Holdings Co. Ltd.	946,367	494

Ping An Insurance Group Co. of China Ltd., Class H	135,402	877

Trip.com Group Ltd. ADR*	23,758	895

		4,056

Denmark – 1.1%

Novo Nordisk A/S, Class B	8,762	1,390

Orsted A/S(2)	7,080	604

Vestas Wind Systems A/S	20,349	590

		2,584

Finland – 0.4%

Sampo OYJ, Class A	19,003	896

France – 3.0%

AXA S.A.	47,204	1,443

Cie Generale des Etablissements Michelin S.C.A.	38,700	1,185

L’Oreal S.A.	1,305	584

LVMH Moet Hennessy Louis Vuitton S.E.	1,700	1,558

TotalEnergies S.E.	27,000	1,593

Valeo	26,330	542

		6,905

Germany – 4.7%

BioNTech S.E. ADR	3,866	482

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.9% (1) continued

Germany – 4.7% continued

Deutsche Telekom A.G. (Registered)	65,054	$1,576

Infineon Technologies A.G.	25,574	1,045

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	4,600	1,609

Nemetschek S.E.	18,700	1,282

Rational A.G.	1,400	937

SAP S.E.	11,322	1,424

SAP S.E. ADR	15,025	1,902

Symrise A.G.	7,900	858

		11,115

Hong Kong – 0.5%

AIA Group Ltd.	113,000	1,187

India – 0.5%

HDFC Bank Ltd. ADR	18,454	1,230

Indonesia – 0.9%

Bank Rakyat Indonesia Persero Tbk PT	3,241,844	1,024

Telkom Indonesia Persero Tbk PT	3,922,749	1,064

		2,088

Ireland – 0.3%

Kerry Group PLC, Class A	7,288	726

Italy – 0.2%

Prysmian S.p.A.	12,585	530

Japan – 6.6%

Daikin Industries Ltd.	5,734	1,028

Eisai Co. Ltd.	11,033	628

FANUC Corp.	28,500	1,028

Hoya Corp.	8,017	887

KDDI Corp.	35,600	1,099

Kubota Corp.	64,700	980

Kurita Water Industries Ltd.	17,914	820

Mitsubishi UFJ Financial Group, Inc.	89,900	577

Nidec Corp.	12,800	664

ORIX Corp.	48,191	795

Otsuka Holdings Co. Ltd.	33,200	1,058

Pan Pacific International Holdings Corp.	39,300	760

Shimano, Inc.	3,728	647

Shiseido Co. Ltd.	14,400	676

Sony Group Corp.	29,217	2,656

TDK Corp.	18,626	668

Yamaha Corp.	12,609	487

		15,458

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 165 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.9% (1) continued

Netherlands – 1.8%

Heineken N.V.	9,100	$980

ING Groep N.V.	93,626	1,114

Koninklijke Ahold Delhaize N.V.	32,174	1,100

Koninklijke DSM N.V.	9,100	1,076

		4,270

Philippines – 0.3%

BDO Unibank, Inc.	295,755	702

Russia – 0.0%

Moscow Exchange MICEX-RTS PJSC(3) *	51,540	—

Singapore – 1.2%

DBS Group Holdings Ltd.	58,700	1,459

Oversea-Chinese Banking Corp. Ltd.	149,470	1,394

		2,853

South Africa – 0.4%

Naspers Ltd., Class N	4,499	828

South Korea – 1.0%

LG Chem Ltd.	1,911	1,055

SK Hynix, Inc.	10,778	743

SK Telecom Co. Ltd. ADR	28,639	588

		2,386

Spain – 0.2%

Industria de Diseno Textil S.A.	16,575	557

Sweden – 1.0%

Assa Abloy AB, Class B	31,900	766

Atlas Copco AB, Class B	67,768	779

Essity AB, Class B	24,857	711

		2,256

Switzerland – 0.5%

Alcon, Inc.	16,800	1,192

Taiwan – 1.2%

Delta Electronics, Inc.	105,144	1,044

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	18,234	1,696

		2,740

Thailand – 0.3%

Kasikornbank PCL (Registered)	188,626	733

United Kingdom – 3.3%

AstraZeneca PLC	4,245	589

Barratt Developments PLC	116,332	672

ConvaTec Group PLC	91,970	260

Croda International PLC	8,010	644

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.9% (1) continued

United Kingdom – 3.3% continued

Dechra Pharmaceuticals PLC	16,571	$543

Manchester United PLC, Class A	19,056	422

Rentokil Initial PLC	203,800	1,490

Spirax-Sarco Engineering PLC	5,403	793

SSE PLC	39,299	875

Unilever PLC	26,470	1,369

		7,657

United States – 59.4%

Activision Blizzard, Inc.	10,192	872

Adobe, Inc.*	9,564	3,686

ADT, Inc.	20,337	147

Aflac, Inc.	7,374	476

Air Products and Chemicals, Inc.	7,206	2,070

Akamai Technologies, Inc.*	5,888	461

Albemarle Corp.	5,933	1,311

Alexandria Real Estate Equities, Inc.	3,090	388

Alphabet, Inc., Class C*	20,968	2,181

Amazon.com, Inc.*	23,113	2,387

American Tower Corp.	13,846	2,829

Amgen, Inc.	5,600	1,354

Amphenol Corp., Class A	18,175	1,485

Apple, Inc.	14,523	2,395

Applied Materials, Inc.	8,708	1,070

Autodesk, Inc.*	3,112	648

Automatic Data Processing, Inc.	4,079	908

Avnet, Inc.	21,710	981

Axalta Coating Systems Ltd.*	15,894	481

Bank of America Corp.	14,765	422

Becton Dickinson & Co.	2,809	695

Berkshire Hathaway, Inc., Class B*	6,290	1,942

BOK Financial Corp.	5,076	428

BorgWarner, Inc.	11,829	581

Broadridge Financial Solutions, Inc.	4,157	609

Cardinal Health, Inc.	2,090	158

CarMax, Inc.*	7,283	468

CBRE Group, Inc., Class A*	15,161	1,104

Charles River Laboratories International, Inc.*	5,163	1,042

Charles Schwab (The) Corp.	8,300	435

Coca-Cola (The) Co.	19,900	1,234

Core Laboratories N.V.	19,275	425

Corning, Inc.	13,350	471

D.R. Horton, Inc.	7,697	752

Danaher Corp.	6,200	1,563

See Notes to the Financial Statements.

EQUITY FUNDS   166   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.9% (1) continued

United States – 59.4% continued

Darden Restaurants, Inc.	5,843	$907

Dolby Laboratories, Inc., Class A	14,900	1,273

Duke Energy Corp.	4,618	445

EastGroup Properties, Inc.	4,011	663

Elevance Health, Inc.	2,719	1,250

Envista Holdings Corp.*	8,461	346

EverQuote, Inc., Class A*	44,219	615

Exxon Mobil Corp.	10,012	1,098

FactSet Research Systems, Inc.	2,247	933

First American Financial Corp.	5,916	329

FirstCash Holdings, Inc.	16,300	1,555

Flex Ltd.*	32,622	751

FMC Corp.	11,900	1,453

Fortive Corp.	19,818	1,351

Generac Holdings, Inc.*	2,723	294

General Dynamics Corp.	4,700	1,073

Gentex Corp.	11,925	334

Global Payments, Inc.	7,191	757

Goldman Sachs Group (The), Inc.	3,720	1,217

GSK PLC	52,600	938

GXO Logistics, Inc.*	43,481	2,194

Hackett Group (The), Inc.	35,206	651

Hexcel Corp.	19,182	1,309

Hologic, Inc.*	12,271	990

Honeywell International, Inc.	12,887	2,463

Humana, Inc.	1,415	687

Huntington Ingalls Industries, Inc.	2,798	579

Intel Corp.	7,394	242

Interpublic Group of (The) Cos., Inc.	13,495	503

Intuit, Inc.	5,582	2,489

J.M. Smucker (The) Co.	1,402	221

Johnson & Johnson	11,981	1,857

Jones Lang LaSalle, Inc.*	823	120

JPMorgan Chase & Co.	5,641	735

Kennametal, Inc.	18,143	500

Keysight Technologies, Inc.*	1,641	265

Kimball Electronics, Inc.*	31,869	768

KKR & Co., Inc.	7,394	388

Knowles Corp.*	20,647	351

Laboratory Corp. of America Holdings	2,471	567

Lazard Ltd., Class A	11,362	376

Lennar Corp., Class A	21,300	2,239

Linde PLC	4,415	1,569

Littelfuse, Inc.	1,196	321

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.9% (1) continued

United States – 59.4% continued

Lumentum Holdings, Inc.*	9,282	$501

M&T Bank Corp.	2,525	302

Madison Square Garden Entertainment Corp.*	9,170	542

Madison Square Garden Sports Corp.	2,214	431

Markel Corp.*	1,899	2,426

Martin Marietta Materials, Inc.	4,500	1,598

Mattel, Inc.*	27,277	502

Medtronic PLC	11,900	959

Mettler-Toledo International, Inc.*	1,250	1,913

Microchip Technology, Inc.	49,689	4,163

Microsoft Corp.	19,168	5,526

Mohawk Industries, Inc.*	2,969	298

Molson Coors Beverage Co., Class B	4,574	236

Moody’s Corp.	6,435	1,969

Morgan Stanley	6,776	595

NIKE, Inc., Class B	10,903	1,337

Norfolk Southern Corp.	3,663	777

Norwegian Cruise Line Holdings Ltd.*	42,300	569

NOV, Inc.	7,935	147

nVent Electric PLC	10,724	460

Oracle Corp.	9,142	849

Oshkosh Corp.	14,500	1,206

Parsons Corp.*	22,598	1,011

PayPal Holdings, Inc.*	8,500	645

PepsiCo, Inc.	7,853	1,432

PPG Industries, Inc.	4,169	557

Procter & Gamble (The) Co.	6,900	1,026

Progressive (The) Corp.	8,562	1,225

QUALCOMM, Inc.	9,700	1,238

Raymond James Financial, Inc.	10,484	978

Resideo Technologies, Inc.*	17,314	316

Roche Holding A.G. (Genusschein)	4,915	1,407

Roper Technologies, Inc.	2,758	1,215

Royal Caribbean Cruises Ltd.*	8,371	547

RPM International, Inc.	12,900	1,125

Ryder System, Inc.	8,877	792

Salesforce, Inc.*	6,346	1,268

Schlumberger N.V.	20,204	992

Schneider Electric S.E.	7,655	1,280

Sealed Air Corp.	9,697	445

Snap-on, Inc.	848	209

Southern (The) Co.	7,090	493

Stanley Black & Decker, Inc.	4,998	403

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 167 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 93.9% (1) continued

United States – 59.4% continued

Starbucks Corp.	7,127	$742

Stericycle, Inc.*	7,328	320

Stifel Financial Corp.	12,170	719

Syneos Health, Inc.*	17,894	637

Synopsys, Inc.*	4,101	1,584

Sysco Corp.	9,124	705

TechTarget, Inc.*	13,462	486

TJX (The) Cos., Inc.	11,799	925

TransDigm Group, Inc.	3,843	2,832

Union Pacific Corp.	4,270	859

Vail Resorts, Inc.	945	221

Visa, Inc., Class A	8,434	1,902

Vornado Realty Trust	37,690	579

Walgreens Boots Alliance, Inc.	9,341	323

Walt Disney (The) Co.*	17,516	1,754

Zimmer Biomet Holdings, Inc.	2,768	358

		139,281

Total Common Stocks

(Cost $202,595)		220,133

PREFERRED STOCKS – 1.3% (1)

Brazil – 0.3%

Itau Unibanco Holding S.A. ADR, 0.73%(4)	124,140	605

Chile – 0.4%

Sociedad Quimica y Minera de Chile S.A. ADR, 1.39%(4)	10,944	887

South Korea – 0.6%

Samsung Electronics Co. Ltd., 2.31%(4)	35,800	1,495

Total Preferred Stocks

(Cost $3,083)		2,987

INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(5) (6)	9,496,087	9,496

Total Investment Companies

(Cost $9,496)		9,496

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 4.43%, 5/11/23(7) (8)	$850	$846

Total Short-Term Investments

(Cost $846)		846

Total Investments – 99.6%

(Cost $216,020)		233,462

Other Assets less Liabilities – 0.4%		979

Net Assets – 100.0%		$234,441

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2023 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS   168   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	10	$2,069	Long	6/23	$113

MSCI EAFE Index (United States Dollar)	13	1,363	Long	6/23	51

MSCI Emerging Markets Index (United States Dollar)	13	647	Long	6/23	19

Total					$183

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	67.6%

Euro	11.0

Japanese Yen	6.6

All other currencies less than 5%	14.4

Total Investments	99.6

Other Assets less Liabilities	0.4

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2023 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Bermuda	$551	$—	$—	$551

Brazil	801	—	—	801

Canada	4,775	—	—	4,775

China	1,770	2,286	—	4,056

Germany	2,384	8,731	—	11,115

India	1,230	—	—	1,230

South Korea	588	1,798	—	2,386

Taiwan	1,696	1,044	—	2,740

United Kingdom	422	7,235	—	7,657

United States	135,656	3,625	—	139,281

All Other Countries(1)	—	45,541	—	45,541

Total Common Stocks	149,873	70,260	—	220,133

Preferred Stocks:

South Korea	—	1,495	—	1,495

All Other Countries(1)	1,492	—	—	1,492

Total Preferred Stocks	1,492	1,495	—	2,987

Investment Companies	9,496	—	—	9,496

Short-Term Investments	—	846	—	846

Total Investments	$160,861	$72,601	$—	$233,462

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$183	$—	$—	$183

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 169 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7%

Aerospace & Defense – 0.7%

AAR Corp.*	7,305	$399

Aerojet Rocketdyne Holdings, Inc.*	14,390	808

Astronics Corp.*	2,474	33

Astronics Corp., Class B*	3,555	39

Ducommun, Inc.*	3,216	176

Kaman Corp.	5,299	121

Maxar Technologies, Inc.	12,340	630

Mercury Systems, Inc.*	188	10

Moog, Inc., Class A	4,978	502

National Presto Industries, Inc.	1,316	95

Park Aerospace Corp.	2,778	37

Parsons Corp.*	2,345	105

V2X, Inc.*	4,333	172

		3,127

Air Freight & Logistics – 0.2%

Air T, Inc.*	744	18

Air Transport Services Group, Inc.*	9,883	206

Forward Air Corp.	7,048	759

		983

Automobile Components – 1.4%

Adient PLC*	17,188	704

American Axle & Manufacturing

Holdings, Inc.*	6,985	55

Dana, Inc.	26,712	402

Dorman Products, Inc.*	7,032	607

Fox Factory Holding Corp.*	6,285	763

Gentherm, Inc.*	8,528	515

Goodyear Tire & Rubber (The) Co.*	54,991	606

LCI Industries	7,281	800

Modine Manufacturing Co.*	2,531	58

Motorcar Parts of America,Inc.*	5,169	38

Patrick Industries, Inc.	4,637	319

Standard Motor Products, Inc.	4,510	167

Stoneridge, Inc.*	4,654	87

Visteon Corp.*	5,147	807

XPEL, Inc.*	3,013	205

		6,133

Automobiles – 0.1%

Winnebago Industries, Inc.	8,743	504

Workhorse Group, Inc.*	409	1

		505

Banks – 7.6%

1st Source Corp.	5,311	229

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Banks – 7.6% continued

Amalgamated Financial Corp.	6,098	$108

American National Bankshares, Inc.	2,573	82

Ameris Bancorp	14,126	517

Ames National Corp.	2,477	52

Arrow Financial Corp.	5,432	135

Associated Banc-Corp	21,882	393

Atlantic Union Bankshares Corp.	16,533	579

Axos Financial, Inc.*	13,654	504

Banc of California, Inc.	6,479	81

BancFirst Corp.	4,460	371

Bancorp (The), Inc.*	7,057	197

Bank First Corp.	3,309	243

Bank of Hawaii Corp.	6,788	354

Bank of Marin Bancorp	3,581	78

Bank of NT Butterfield & Son (The) Ltd.	9,762	264

Bank of South Carolina Corp.	5,301	84

Bank7 Corp.	8,940	219

BankFinancial Corp.	1,766	15

BankUnited, Inc.	270	6

Bankwell Financial Group, Inc.	7,600	189

Banner Corp.	8,580	466

Bar Harbor Bankshares	1,914	51

BCB Bancorp, Inc.	508	7

Brookline Bancorp, Inc.	22,775	239

Burke & Herbert Financial Services Corp.	791	58

C&F Financial Corp.	461	24

Cadence Bank	34,976	726

Cambridge Bancorp	889	58

Camden National Corp.	3,897	141

Capital City Bank Group, Inc.	2,064	60

Capitol Federal Financial, Inc.	24,536	165

Cathay General Bancorp	15,910	549

Central Pacific Financial Corp.	667	12

Citizens & Northern Corp.	765	16

City Holding Co.	3,848	350

Columbia Banking System, Inc.	32,254	691

Commercial National Financial Corp.	121	1

Community Bank System, Inc.	9,517	500

Community Financial (The) Corp.	3,414	113

Community Trust Bancorp, Inc.	2,904	110

ConnectOne Bancorp, Inc.	2,328	41

CVB Financial Corp.	20,628	344

Dime Community Bancshares, Inc.	4,597	104

See Notes to the Financial Statements.

EQUITY FUNDS   170   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Banks – 7.6% continued

Eagle Bancorp, Inc.	6,664	$223

Eagle Financial Services, Inc.	100	3

Eastern Bankshares, Inc.	499	6

Enterprise Bancorp, Inc.	1,998	63

Enterprise Financial Services Corp.	5,438	242

Equity Bancshares, Inc., Class A	3,378	82

ESSA Bancorp, Inc.	913	14

FB Financial Corp.	2,416	75

Financial Institutions, Inc.	4,376	84

Finward Bancorp	681	20

First Bancorp	7,758	276

First BanCorp (New York Exchange)	30,137	344

First Bancorp (The), Inc.	815	21

First Bancshares (The), Inc.	4,861	126

First Busey Corp.	11,356	231

First Commonwealth Financial Corp.	29,214	363

First Community Bankshares, Inc.	1,756	44

First Financial Bankshares, Inc.	27,596	880

First Financial Corp.	2,731	102

First Financial Northwest, Inc.	691	9

First Foundation, Inc.	5,247	39

First Hawaiian, Inc.	19,000	392

First Internet Bancorp	1,643	27

First Interstate BancSystem, Inc., Class A	17,967	536

First Merchants Corp.	10,550	348

First Mid Bancshares, Inc.	37	1

First Northwest Bancorp	521	6

First of Long Island (The) Corp.	3,593	48

First Savings Financial Group, Inc.	9,268	149

First United Corp.	7,866	133

Flushing Financial Corp.	4,362	65

FS Bancorp, Inc.	232	7

Fulton Financial Corp.	29,724	411

German American Bancorp, Inc.	5,390	180

Glacier Bancorp, Inc.	17,978	755

Great Southern Bancorp, Inc.	1,695	86

Hancock Whitney Corp.	15,846	577

Hanmi Financial Corp.	3,746	70

Hawthorn Bancshares, Inc.	1,440	34

Heartland Financial U.S.A., Inc.	5,842	224

Heritage Financial Corp.	8,209	176

Hilltop Holdings, Inc.	14,518	431

Hingham Institution For Savings (The)	682	159

Home Bancorp, Inc.	3,034	100

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Banks – 7.6% continued

Home BancShares, Inc.	28,171	$612

HomeStreet, Inc.	4,225	76

HomeTrust Bancshares, Inc.	1,326	33

Hope Bancorp, Inc.	22,164	218

Independent Bank Corp.	9,478	622

Independent Bank Group, Inc.	10,477	486

International Bancshares Corp.	12,414	532

Investar Holding Corp.	10,308	144

Kearny Financial Corp.	21,180	172

Kentucky First Federal Bancorp	724	5

Lake Shore Bancorp, Inc.	300	3

Lakeland Bancorp, Inc.	7,452	117

Lakeland Financial Corp.	4,784	300

Landmark Bancorp, Inc.	1,445	30

Malvern Bancorp, Inc.(1) *	9	—

Mercantile Bank Corp.	5,167	158

Metropolitan Bank Holding Corp.*	198	7

MidWestOne Financial Group, Inc.	557	14

NASB Financial, Inc.	896	29

National Bank Holdings Corp., Class A	6,350	212

National Bankshares, Inc.	1,735	55

NBT Bancorp, Inc.	10,611	358

New York Community Bancorp, Inc.	34,201	309

Nicolet Bankshares, Inc.*	3,063	193

Northeast Community Bancorp, Inc.	1,187	16

Northfield Bancorp, Inc.	16,062	189

Northrim BanCorp, Inc.	1,630	77

Norwood Financial Corp.	1,071	31

OceanFirst Financial Corp.	9,424	174

OFG Bancorp	6,867	171

Ohio Valley Banc Corp.	737	17

Old National Bancorp	27,712	400

Old Second Bancorp, Inc.	2,583	36

Pacific Premier Bancorp, Inc.	20,039	481

PacWest Bancorp	17,691	172

Park National Corp.	3,008	357

Peapack-Gladstone Financial Corp.	4,209	125

Penns Woods Bancorp, Inc.	150	3

Peoples Bancorp, Inc.	6,392	165

Peoples Financial Corp.	236	3

Peoples Financial Services Corp.	408	18

Preferred Bank	3,865	212

Premier Financial Corp.	10,103	209

Primis Financial Corp.	669	6

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   171   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Banks – 7.6% continued

Provident Bancorp, Inc.(1)	18	$—

QCR Holdings, Inc.	2,162	95

Renasant Corp.	12,151	372

Republic Bancorp, Inc., Class A	4,086	173

Republic First Bancorp, Inc.*	3,187	4

Sandy Spring Bancorp, Inc.	5,216	135

Seacoast Banking Corp. of Florida	10,694	253

ServisFirst Bancshares, Inc.	12,945	707

Shore Bancshares, Inc.	1,474	21

Sierra Bancorp	801	14

Simmons First National Corp., Class A	19,177	335

Southern BancShares NC, Inc.	5	27

Southern First Bancshares, Inc.*	4,536	139

Southside Bancshares, Inc.	4,996	166

Stellar Bancorp, Inc.	6,974	172

Stock Yards Bancorp, Inc.	6,298	347

Texas Capital Bancshares, Inc.*	7,059	346

Tompkins Financial Corp.	3,432	227

Towne Bank	10,169	271

TriCo Bancshares	5,013	208

TrustCo Bank Corp. NY	1,776	57

Trustmark Corp.	12,782	316

UMB Financial Corp.	8,765	506

Union Bankshares, Inc.	5,722	126

United Bancorp, Inc.	498	7

United Bankshares, Inc.	18,822	663

United Community Banks, Inc.	15,149	426

Univest Financial Corp.	5,267	125

Valley National Bancorp	1,168	11

Veritex Holdings, Inc.	8,190	150

Virginia National Bankshares Corp.	105	4

Washington Trust Bancorp, Inc.	3,223	112

WesBanco, Inc.	15,086	463

West BanCorp, Inc.	2,765	51

Westamerica BanCorp	6,121	271

Western New England Bancorp, Inc.	4,177	34

WSFS Financial Corp.	17,067	642

		33,211

Beverages – 0.5%

Celsius Holdings, Inc.*	6,421	597

Coca-Cola Consolidated, Inc.	1,574	842

MGP Ingredients, Inc.	3,414	330

National Beverage Corp.*	6,872	362

		2,131

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Biotechnology – 4.8%

2seventy bio, Inc.*	3,712	$38

4D Molecular Therapeutics, Inc.*	9,209	158

ACADIA Pharmaceuticals, Inc.*	20,289	382

Acumen Pharmaceuticals, Inc.*	1,062	4

ADMA Biologics, Inc.*	22,060	73

Affimed N.V.*	9,789	7

Agios Pharmaceuticals, Inc.*	5,038	116

Akebia Therapeutics, Inc.*	23,610	13

Akero Therapeutics, Inc.*	4,104	157

Alector, Inc.*	6,618	41

Alkermes PLC*	26,469	746

Allogene Therapeutics, Inc.*	225	1

Allovir, Inc.*	2,033	8

Altimmune, Inc.*	13,190	56

Amicus Therapeutics, Inc.*	62,263	690

AnaptysBio, Inc.*	11,077	241

Anavex Life Sciences Corp.*	22,981	197

Anika Therapeutics, Inc.*	5,481	157

Anixa Biosciences, Inc.*	3,525	15

Arcellx, Inc.*	9,927	306

Arcus Biosciences, Inc.*	10,277	187

Arcutis Biotherapeutics, Inc.*	4,849	53

Ardelyx, Inc.*	9,192	44

Arrowhead Pharmaceuticals, Inc.*	17,370	441

Assembly Biosciences, Inc.(1) *	549	—

Atara Biotherapeutics, Inc.*	233	1

Aurinia Pharmaceuticals, Inc.*	416	5

Avid Bioservices, Inc.*	1,530	29

Avidity Biosciences, Inc.*	4,859	75

Beam Therapeutics, Inc.*	197	6

Biohaven Ltd.*	10,671	146

Bioxcel Therapeutics, Inc.*	16,082	300

Bluebird Bio, Inc.*	222	1

Blueprint Medicines Corp.*	10,084	454

Calyxt, Inc.*	5,877	2

Capricor Therapeutics, Inc.*	23,303	98

Caribou Biosciences, Inc.*	15,829	84

CASI Pharmaceuticals Holdings, Inc.*	3,766	9

Catalyst Pharmaceuticals, Inc.*	34,129	566

Celcuity, Inc.*	9,086	93

Celldex Therapeutics, Inc.*	5,156	186

Cerevel Therapeutics Holdings, Inc.*	9,667	236

Chinook Therapeutics, Inc.*	8,555	198

Cogent Biosciences, Inc.*	10,803	117

See Notes to the Financial Statements.

EQUITY FUNDS   172   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Biotechnology – 4.8% continued

Coherus Biosciences, Inc.*	11,577	$79

Crinetics Pharmaceuticals, Inc.*	13,395	215

Cue Biopharma, Inc.*	1,743	6

Cullinan Oncology, Inc.*	11,367	116

CureVac N.V.*	29,482	205

Curis, Inc.*	11,480	7

Cytokinetics, Inc.*	11,932	420

Deciphera Pharmaceuticals, Inc.*	6,284	97

Denali Therapeutics, Inc.*	18,367	423

DermTech, Inc.*	7,034	26

DiaMedica Therapeutics, Inc.*	20,810	32

Dyadic International, Inc.*	16,268	29

Dynavax Technologies Corp.*	29,482	289

Eagle Pharmaceuticals, Inc.*	2,123	60

Eiger BioPharmaceuticals, Inc.*	19,806	18

Emergent BioSolutions, Inc.*	10,401	108

Enanta Pharmaceuticals, Inc.*	5,491	222

Essa Pharma, Inc.*	4,323	13

Evelo Biosciences, Inc.*	9,303	2

G1 Therapeutics, Inc.*	11,629	31

Geron Corp.*	61,490	133

GlycoMimetics, Inc.*	7,199	9

Gossamer Bio, Inc.*	11,915	15

Graphite Bio, Inc.*	8,931	22

Halozyme Therapeutics, Inc.*	23,299	890

Harpoon Therapeutics, Inc.*	5,932	4

Heron Therapeutics, Inc.*	7,719	12

Homology Medicines, Inc.*	7,850	8

Ideaya Biosciences, Inc.*	5,303	73

IGM Biosciences, Inc.*	9,071	125

Immatics N.V.*	10,113	70

ImmuCell Corp.*	2,485	13

Immuneering Corp., Class A*	567	6

Immunic, Inc.*	7,574	11

ImmunoGen, Inc.*	31,032	119

Inhibrx, Inc.*	9,610	181

Insmed, Inc.*	6,876	117

Ironwood Pharmaceuticals, Inc.*	42,775	450

iTeos Therapeutics, Inc.*	7,612	104

IVERIC bio, Inc.*	23,067	561

KalVista Pharmaceuticals, Inc.*	18,438	145

Karyopharm Therapeutics, Inc.*	11,896	46

Keros Therapeutics, Inc.*	2,621	112

Kronos Bio, Inc.*	6,053	9

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Biotechnology – 4.8% continued

Krystal Biotech, Inc.*	3,058	$245

Kura Oncology, Inc.*	17,523	214

Lexicon Pharmaceuticals, Inc.*	3,347	8

MacroGenics, Inc.*	10,867	78

Magenta Therapeutics, Inc.*	10,083	8

MannKind Corp.*	37,671	154

MediciNova, Inc.*	27,640	60

MeiraGTx Holdings PLC*	13,641	71

Merrimack Pharmaceuticals, Inc.*	261	3

Mersana Therapeutics, Inc.*	9,921	41

Merus N.V.*	12,468	229

MiMedx Group, Inc.*	16,770	57

Mirati Therapeutics, Inc.*	255	9

Mirum Pharmaceuticals, Inc.*	13,383	321

Monopar Therapeutics, Inc.*	13,043	19

Myriad Genetics, Inc.*	6,349	147

Natera, Inc.*	13,639	757

Nkarta, Inc.(1) *	124	—

Northwest Biotherapeutics, Inc.*	99,735	62

Omega Therapeutics, Inc.*	2,275	14

Omniab, Inc.(2) *	1,740	1

Omniab, Inc. (NASDAQ Exchange)(2) *	1,740	1

Organogenesis Holdings, Inc.*	8,779	19

ORIC Pharmaceuticals, Inc.*	6,813	39

PDL BioPharma, Inc.(2) *	24,608	32

Praxis Precision Medicines, Inc.*	17,051	14

Precision BioSciences, Inc.*	11,307	9

Prometheus Biosciences, Inc.*	5,872	630

Protagonist Therapeutics, Inc.*	5,762	133

Prothena Corp. PLC*	8,147	395

RAPT Therapeutics, Inc.*	4,983	91

REGENXBIO, Inc.*	127	2

Repare Therapeutics, Inc.*	3,930	39

Replimune Group, Inc.*	17,155	303

Rezolute, Inc.(1) *	227	—

Rhythm Pharmaceuticals, Inc.*	9,154	163

Rigel Pharmaceuticals, Inc.*	23,215	31

Rocket Pharmaceuticals, Inc.*	9,640	165

Sage Therapeutics, Inc.*	11,832	496

Sangamo Therapeutics, Inc.*	1,278	2

Savara, Inc.*	3,683	7

Sinovac Biotech Ltd.(2) *	1,587	—

Spectrum Pharmaceuticals, Inc.*	15,731	12

Spero Therapeutics, Inc.*	6,584	10

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   173   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Biotechnology – 4.8% continued

Sutro Biopharma, Inc.*	2,774	$13

Syndax Pharmaceuticals, Inc.*	12,487	264

TCR2 Therapeutics, Inc.*	5,608	8

Tenaya Therapeutics, Inc.(1) *	131	—

Travere Therapeutics, Inc.*	10,384	234

uniQure N.V.*	7,417	149

UroGen Pharma Ltd.*	7,563	70

Vanda Pharmaceuticals, Inc.*	10,580	72

Vaxart, Inc.*	12,938	10

Vaxcyte, Inc.*	11,534	432

VBI Vaccines, Inc.*	28,979	9

Veracyte, Inc.*	12,383	276

Vericel Corp.*	8,316	244

Verve Therapeutics, Inc.*	7,891	114

Viking Therapeutics, Inc.*	2,868	48

Vir Biotechnology, Inc.*	5,756	134

Viridian Therapeutics, Inc.*	8,255	210

Voyager Therapeutics, Inc.*	10,337	80

XBiotech, Inc.*	6,888	24

Xencor, Inc.*	10,367	289

Xenon Pharmaceuticals, Inc.*	8,354	299

XOMA Corp.*	8,559	181

		20,621

Broadline Retail – 0.3%

Big Lots, Inc.	8,840	97

Dillard’s, Inc., Class A	1,520	468

Macy’s, Inc.	8,261	144

Ollie’s Bargain Outlet Holdings, Inc.*	9,487	550

		1,259

Building Products – 1.4%

AAON, Inc.	8,414	814

American Woodmark Corp.*	2,887	150

Apogee Enterprises, Inc.	6,904	299

AZEK (The) Co., Inc.*	19,272	454

AZZ, Inc.	4,905	202

Caesarstone Ltd.	6,098	25

CSW Industrials, Inc.	2,662	370

Gibraltar Industries, Inc.*	7,002	340

Griffon Corp.	10,708	343

Insteel Industries, Inc.	6,049	168

JELD-WEN Holding, Inc.*	13,333	169

Masonite International Corp.*	5,325	483

PGT Innovations, Inc.*	13,735	345

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.7% continued

Building Products – 1.4% continued

Quanex Building Products Corp.	6,012	$129

Resideo Technologies, Inc.*	493	9

Simpson Manufacturing Co., Inc.	8,830	968

UFP Industries, Inc.	12,556	998

		6,266

Capital Markets – 2.2%

ArrowMark Financial Corp.	3,597	65

Artisan Partners Asset Management, Inc., Class A	8,609	275

Associated Capital Group, Inc., Class A	2,795	103

Avantax, Inc.*	6,807	179

B. Riley Financial, Inc.	1,707	48

BGC Partners, Inc., Class A	52,358	274

Cohen & Steers, Inc.	5,513	353

Diamond Hill Investment Group, Inc.	937	154

Donnelley Financial Solutions, Inc.(1) *	1	—

Evercore, Inc., Class A	6,789	783

Federated Hermes, Inc.	16,933	680

Focus Financial Partners, Inc., Class A*	10,500	545

Freedom Holding Corp.*	5,276	379

GAMCO Investors, Inc., Class A	5,010	95

Hamilton Lane, Inc., Class A	5,368	397

Hercules Capital, Inc.	21,754	280

Houlihan Lokey, Inc.	7,966	697

Lazard Ltd., Class A	14,430	478

Main Street Capital Corp.	10,834	428

Moelis & Co., Class A	11,593	446

Piper Sandler Cos.	3,970	550

PJT Partners, Inc., Class A	4,493	324

Prospect Capital Corp.	51,023	355

Safeguard Scientifics, Inc.*	826	1

Siebert Financial Corp.*	919	2

Sixth Street Specialty Lending, Inc.	9,992	183

StoneX Group, Inc.*	4,211	436

Victory Capital Holdings, Inc., Class A	12,289	360

Virtu Financial, Inc., Class A	15,221	288

Virtus Investment Partners, Inc.	1,173	223

Westwood Holdings Group, Inc.	496	6

WisdomTree, Inc.	3,989	23

		9,410

Chemicals – 2.5%

Advanced Emissions Solutions, Inc.*	838	2

AdvanSix, Inc.	4,745	182

American Vanguard Corp.	3,955	86

See Notes to the Financial Statements.

EQUITY FUNDS   174   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Chemicals – 2.5% continued

Aspen Aerogels, Inc.*	4,942	$37

Avient Corp.	15,855	653

Balchem Corp.	6,504	823

Cabot Corp.	11,497	881

Chase Corp.	2,545	266

Element Solutions, Inc.	33,075	639

FutureFuel Corp.	6,971	51

H.B. Fuller Co.	13,025	892

Hawkins, Inc.	8,154	357

Ingevity Corp.*	8,379	599

Innospec, Inc.	4,877	501

Koppers Holdings, Inc.	8,442	295

Kronos Worldwide, Inc.	700	6

Livent Corp.*	28,872	627

LSB Industries, Inc.(1) *	24	—

Mativ Holdings, Inc.	15,861	340

Minerals Technologies, Inc.	7,748	468

NewMarket Corp.	1,052	384

Orion Engineered Carbons S.A.	8,637	225

Quaker Chemical Corp.	3,914	775

Sensient Technologies Corp.	9,050	693

Stepan Co.	4,928	508

Trinseo PLC	10,301	215

Tronox Holdings PLC	20,217	291

		10,796

Commercial Services & Supplies – 1.4%

ABM Industries, Inc.	12,741	573

ACCO Brands Corp.	20,519	109

Brady Corp., Class A	10,356	556

Brink’s (The) Co.	9,805	655

Casella Waste Systems, Inc., Class A*	8,842	731

CECO Environmental Corp.*	206	3

Cimpress PLC*	104	5

CompX International, Inc.(1)	1	—

CoreCivic, Inc.*	22,243	205

Deluxe Corp.	7,275	116

Ennis, Inc.	4,719	100

Healthcare Services Group, Inc.	15,428	214

Heritage-Crystal Clean, Inc.*	502	18

HNI Corp.	8,245	230

Interface, Inc.	9,523	77

KAR Auction Services, Inc.*	26,380	361

Kimball International, Inc., Class B	3,639	45

Liquidity Services, Inc.*	5,174	68

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Commercial Services & Supplies – 1.4% continued

Matthews International Corp., Class A	5,289	$191

MillerKnoll, Inc.	16,349	334

NL Industries, Inc.	100	1

Pitney Bowes, Inc.	28,768	112

Quad/Graphics, Inc.*	254	1

SP Plus Corp.*	4,476	153

Steelcase, Inc., Class A	16,915	142

Tetra Tech, Inc.	1,439	211

UniFirst Corp.	2,998	528

Viad Corp.*	4,508	94

Virco Mfg. Corp.*	1,676	7

VSE Corp.	4,661	209

		6,049

Communications Equipment – 0.9%

ADTRAN Holdings, Inc.	9,709	154

Applied Optoelectronics, Inc.*	5,625	12

AudioCodes Ltd.	5,458	82

Aviat Networks, Inc.*	2,961	102

BK Technologies Corp.	1,835	5

CalAmp Corp.*	2,385	9

Calix, Inc.*	8,861	475

Clearfield, Inc.*	4,629	216

CommScope Holding Co., Inc.*	37,222	237

Comtech Telecommunications Corp.	7,086	88

Digi International, Inc.*	8,895	300

EMCORE Corp.*	12,304	14

Extreme Networks, Inc.*	19,946	381

Harmonic, Inc.*	12,930	189

Inseego Corp.*	3,235	2

Ituran Location and Control Ltd.	4,023	88

KVH Industries, Inc.*	6,106	69

NETGEAR, Inc.*	5,911	109

NetScout Systems, Inc.*	14,549	417

PCTEL, Inc.	13,856	59

Radware Ltd.*	7,432	160

Silicom Ltd.*	5,201	195

Viavi Solutions, Inc.*	39,804	431

		3,794

Construction & Engineering – 1.8%

Ameresco, Inc., Class A*	5,435	267

API Group Corp.(3) *	30,793	692

Arcosa, Inc.	10,110	638

Argan, Inc.	4,056	164

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   175  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Construction & Engineering – 1.8% continued

Comfort Systems U.S.A., Inc.	9,432	$1,377

Dycom Industries, Inc.*	5,690	533

EMCOR Group, Inc.	10,421	1,694

Fluor Corp.*	24,732	764

Granite Construction, Inc.	10,886	447

Great Lakes Dredge & Dock Corp.*	4,086	22

IES Holdings, Inc.*	1,459	63

Matrix Service Co.*	3,528	19

MYR Group, Inc.*	3,280	413

Northwest Pipe Co.*	5,173	162

Primoris Services Corp.	7,077	175

Sterling Infrastructure, Inc.*	7,672	291

Tutor Perini Corp.*	2,043	13

		7,734

Construction Materials – 0.2%

Summit Materials, Inc., Class A*	27,115	772

United States Lime & Minerals, Inc.	1,393	213

		985

Consumer Finance – 0.9%

Atlanticus Holdings Corp.*	1,345	36

Curo Group Holdings Corp.(1)	193	—

Encore Capital Group, Inc.*	6,994	353

Enova International, Inc.*	5,014	223

EZCORP, Inc., Class A*	2,866	25

FirstCash Holdings, Inc.	8,212	783

Green Dot Corp., Class A*	11,486	197

LendingClub Corp.*	9,279	67

Navient Corp.	34,439	551

Nelnet, Inc., Class A	6,955	639

PRA Group, Inc.*	10,420	406

PROG Holdings, Inc.*	14,748	351

Regional Management Corp.	291	8

World Acceptance Corp.*	1,696	141

		3,780

Consumer Staples Distribution & Retail – 0.7%

Andersons (The), Inc.	4,117	170

Chefs’ Warehouse (The), Inc.*	1,556	53

Grocery Outlet Holding Corp.*	14,414	407

Ingles Markets, Inc., Class A	5,702	506

PriceSmart, Inc.	4,269	305

Rite Aid Corp.*	8,465	19

SpartanNash Co.	7,166	178

Sprouts Farmers Market, Inc.*	25,063	878

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Consumer Staples Distribution & Retail – 0.7% continued

United Natural Foods, Inc.*	7,241	$191

Village Super Market, Inc., Class A	1,454	33

Weis Markets, Inc.	4,817	408

		3,148

Containers & Packaging – 0.4%

Greif, Inc., Class A	5,019	318

Myers Industries, Inc.	3,605	77

O-I Glass, Inc.*	23,236	528

Silgan Holdings, Inc.	11,513	618

TriMas Corp.	9,792	273

		1,814

Distributors – 0.0%

Weyco Group, Inc.	3,189	81

Diversified Consumer Services – 1.0%

2U, Inc.*	235	2

Adtalem Global Education, Inc.*	13,081	505

Afya Ltd., Class A*	17,440	195

American Public Education, Inc.*	5,271	29

Chegg, Inc.*	18,680	304

Duolingo, Inc.*	4,200	599

Graham Holdings Co., Class B	949	565

Grand Canyon Education, Inc.*	7,600	866

Laureate Education, Inc.	20,511	241

Perdoceo Education Corp.*	9,865	132

Strategic Education, Inc.	4,350	391

Stride, Inc.*	6,530	256

WW International, Inc.*	7,900	33

		4,118

Diversified Real Estate Investment Trusts – 0.5%

Alexander & Baldwin, Inc.	12,554	237

American Assets Trust, Inc.	8,737	162

Armada Hoffler Properties, Inc.	5,321	63

Broadstone Net Lease, Inc.	31,271	532

CTO Realty Growth, Inc.	11,726	202

Empire State Realty Trust, Inc., Class A	25,074	163

Essential Properties Realty Trust, Inc.	16,390	407

Gladstone Commercial Corp.	7,129	90

Global Net Lease, Inc.	19,102	246

One Liberty Properties, Inc.	6,245	143

Star Holdings*	2,793	49

		2,294

Diversified Telecommunication Services – 0.6%

Anterix, Inc.*	5,005	165

See Notes to the Financial Statements.

EQUITY FUNDS   176   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Diversified Telecommunication Services – 0.6% continued

ATN International, Inc.	2,855	$117

Bandwidth, Inc., Class A*	1,129	17

Cogent Communications Holdings, Inc.	7,860	501

Consolidated Communications

Holdings, Inc.*	11,941	31

IDT Corp., Class B*	5,141	175

Iridium Communications, Inc.	20,449	1,266

Liberty Latin America Ltd., Class C*	16,102	133

LICT Corp.*	6	113

Telesat Corp.*	2,910	25

		2,543

Electric Utilities – 0.9%

ALLETE, Inc.	12,496	805

MGE Energy, Inc.	8,733	678

Otter Tail Corp.	10,612	767

PNM Resources, Inc.	15,014	731

Portland General Electric Co.	19,355	946

		3,927

Electrical Equipment – 0.8%

Allied Motion Technologies, Inc.	4,328	167

Atkore, Inc.*	8,658	1,216

Encore Wire Corp.	4,048	750

EnerSys	8,242	716

GrafTech International Ltd.	582	3

Powell Industries, Inc.	4,583	195

Preformed Line Products Co.	1,970	252

Thermon Group Holdings, Inc.*	3,280	82

TPI Composites, Inc.*	120	2

Ultralife Corp.*	846	4

Vicor Corp.*	6,054	284

		3,671

Electronic Equipment, Instruments & Components – 3.1%

Advanced Energy Industries, Inc.	6,889	675

Arlo Technologies, Inc.*	3,113	19

Avnet, Inc.	15,593	705

Badger Meter, Inc.	5,637	687

Bel Fuse, Inc., Class B	2,820	106

Belden, Inc.	7,354	638

Benchmark Electronics, Inc.	9,135	216

Climb Global Solutions, Inc.	5,703	304

Coherent Corp.*	10,072	384

CTS Corp.	5,082	251

Daktronics, Inc.*	2,480	14

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Electronic Equipment, Instruments & Components – 3.1% continued

ePlus, Inc.*	10,168	$499

Fabrinet*	8,126	965

FARO Technologies, Inc.*	3,709	91

Frequency Electronics, Inc.	6,679	46

Hollysys Automation Technologies Ltd.	9,137	158

Insight Enterprises, Inc.*	9,006	1,288

Itron, Inc.*	8,754	485

Kimball Electronics, Inc.*	5,305	128

Knowles Corp.*	14,793	252

Methode Electronics, Inc.	7,158	314

nLight, Inc.*	11,471	117

Novanta, Inc.*	7,070	1,125

OSI Systems,Inc.*	5,378	551

PAR Technology Corp.*	3,587	122

PC Connection, Inc.	6,588	296

Plexus Corp.*	6,173	602

Rogers Corp.*	3,588	586

Sanmina Corp.*	13,313	812

ScanSource, Inc.*	4,744	144

TTM Technologies, Inc.*	12,705	171

Vishay Intertechnology, Inc.	21,414	484

Vishay Precision Group, Inc.*	6,864	287

		13,522

Energy Equipment & Services – 2.0%

Bristow Group, Inc.*	6,681	150

Cactus, Inc., Class A	11,124	459

ChampionX Corp.	32,773	889

DMC Global, Inc.*	5,519	121

Dril-Quip, Inc.*	6,462	185

Enerflex Ltd.	8,813	52

ENGlobal Corp.*	6,201	3

Geospace Technologies Corp.*	8,990	63

Gulf Island Fabrication, Inc.*	5,271	19

Helix Energy Solutions Group, Inc.*	37,713	292

Helmerich & Payne, Inc.	17,880	639

Liberty Energy, Inc.	24,808	318

MIND Technology, Inc.*	3,700	2

Nabors Industries Ltd.*	1,837	224

Natural Gas Services Group, Inc.*	6,450	66

Next Bridge Hydrocarbons, Inc.(2) (4) *	2,700	4

NexTier Oilfield Solutions, Inc.*	21,064	167

Noble Corp. PLC*	13,168	520

Oceaneering International, Inc.*	17,402	307

Patterson-UTI Energy, Inc.	41,120	481

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   177   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Energy Equipment & Services – 2.0% continued

ProPetro Holding Corp.*	5,253	$38

Solaris Oilfield Infrastructure, Inc., Class A	7,046	60

TechnipFMC PLC*	73,246	1,000

TETRA Technologies, Inc.*	11,964	32

Tidewater, Inc.*	9,349	412

Transocean Ltd.*	99,148	631

U.S. Silica Holdings, Inc.*	8,927	107

Valaris Ltd.*	10,476	682

Weatherford International PLC*	13,200	783

		8,706

Entertainment – 0.3%

IMAX Corp.*	6,878	132

Liberty Media Corp.-Liberty Braves, Class C*	20,102	677

LiveOne, Inc.*	5,784	7

Marcus (The) Corp.	2,326	37

Reading International, Inc., Class A*	4,201	14

Sciplay Corp., Class A*	23,303	395

		1,262

Financial Services – 1.3%

A-Mark Precious Metals, Inc.	10,082	349

Banco Latinoamericano de Comercio Exterior S.A., Class E	7,675	133

BM Technologies, Inc.*	1,134	4

California First Leasing Corp.*	1,510	23

Cannae Holdings, Inc.*	13,235	267

Cass Information Systems, Inc.	3,047	132

Essent Group Ltd.	20,189	809

EVERTEC, Inc.	11,558	390

Federal Agricultural Mortgage Corp., Class C	1,308	174

I3 Verticals, Inc., Class A*	4,023	99

Jackson Financial, Inc., Class A	11,464	429

Marqeta, Inc., Class A*	7,502	34

Mr Cooper Group, Inc.*	10,730	440

NMI Holdings, Inc., Class A*	12,331	275

Ocwen Financial Corp.*	25	1

PennyMac Financial Services, Inc.	6,805	406

Radian Group, Inc.	35,254	779

Walker & Dunlop, Inc.	8,124	619

Waterstone Financial, Inc.	3,699	56

		5,419

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Food Products – 1.4%

Adecoagro S.A.	1,352	$11

Alico, Inc.	6,365	154

B&G Foods, Inc.	13,701	213

Bridgford Foods Corp.*	3,859	54

Calavo Growers, Inc.	2,955	85

Cal-Maine Foods, Inc.	7,638	465

Farmer Bros. Co.*	6,336	24

Fresh Del Monte Produce, Inc.	4,260	128

Hain Celestial Group (The), Inc.*	278	5

Hostess Brands, Inc.*	24,727	615

J&J Snack Foods Corp.	3,464	513

John B. Sanfilippo & Son, Inc.	1,405	136

Lancaster Colony Corp.	4,033	818

Lifecore Biomedical, Inc.*	3,023	11

Nomad Foods Ltd.*	29,482	553

Seaboard Corp.	132	498

Seneca Foods Corp., Class A*	3,795	198

Simply Good Foods (The) Co.*	16,869	671

Tootsie Roll Industries, Inc.	11,442	514

TreeHouse Foods, Inc.*	8,618	435

		6,101

Gas Utilities – 1.2%

Brookfield Infrastructure Corp., Class A	17,400	802

Chesapeake Utilities Corp.	4,417	565

New Jersey Resources Corp.	20,645	1,098

Northwest Natural Holding Co.	7,917	377

ONE Gas, Inc.	11,880	941

RGC Resources, Inc.	910	21

Southwest Gas Holdings, Inc.	11,981	748

Spire, Inc.	11,699	821

		5,373

Ground Transportation – 0.7%

ArcBest Corp.	5,319	491

Covenant Logistics Group, Inc.	4,539	161

Heartland Express, Inc.	15,041	239

Marten Transport Ltd.	10,532	221

P.A.M. Transportation Services, Inc.*	5,171	148

Patriot Transportation Holding, Inc.*	465	4

Saia, Inc.*	5,115	1,392

Universal Logistics Holdings, Inc.	4,394	128

Werner Enterprises, Inc.	9,493	432

		3,216

See Notes to the Financial Statements.

EQUITY FUNDS   178   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Health Care Equipment & Supplies – 4.2%

Accuray, Inc.*	1,300	$4

Alphatec Holdings, Inc.*	18,450	288

AngioDynamics, Inc.*	11,172	116

Apollo Endosurgery, Inc.*	47,527	471

Apyx Medical Corp.*	4,122	12

Artivion, Inc.*	9,215	121

AtriCure, Inc.*	10,385	430

Atrion Corp.	260	163

Avanos Medical, Inc.*	12,492	372

Axogen, Inc.*	6,159	58

Axonics, Inc.*	8,031	438

Beyond Air, Inc.*	14,655	99

BioSig Technologies, Inc.*	500	1

Bioventus, Inc., Class A*	5,102	5

Cardiovascular Systems, Inc.*	12,430	247

Cerus Corp.*	49,370	147

Chembio Diagnostics, Inc.*	13,839	6

CONMED Corp.	5,969	620

Cutera, Inc.*	7,726	182

Daxor Corp.(1) *	37	—

Electromed, Inc.*	4,983	52

Embecta Corp.	9,823	276

Enovis Corp.*	8,005	428

Establishment Labs Holdings, Inc.*	4,963	336

FONAR Corp.*	9,529	154

Glaukos Corp.*	7,153	358

Haemonetics Corp.*	8,079	669

Heska Corp.*	4,090	399

ICU Medical, Inc.*	63	10

Inari Medical, Inc.*	108	7

Inmode Ltd.*	12,503	400

Inogen, Inc.*	2,703	34

Inspire Medical Systems, Inc.*	4,140	969

Integer Holdings Corp.*	8,081	626

Invacare Corp.(1) *	3,727	—

iRadimed Corp.	7,558	297

Kewaunee Scientific Corp.*	2,472	39

Lantheus Holdings, Inc.*	13,033	1,076

LeMaitre Vascular, Inc.	10,014	515

LENSAR, Inc.*	1,867	5

LivaNova PLC*	5,538	241

Merit Medical Systems, Inc.*	13,066	966

Mesa Laboratories, Inc.	807	141

Neogen Corp.*	37,128	688

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Health Care Equipment & Supplies – 4.2% continued

Nevro Corp.*	5,536	$200

NuVasive, Inc.*	9,334	386

Omnicell, Inc.*	9,264	544

OraSure Technologies, Inc.*	17,818	108

Orthofix Medical, Inc.*	13,484	226

OrthoPediatrics Corp.*	3,124	138

PROCEPT BioRobotics Corp.*	4,374	124

Pro-Dex, Inc.*	5,276	87

Pulse Biosciences, Inc.*	17,491	59

Retractable Technologies, Inc.*	16,526	29

Semler Scientific, Inc.*	3,903	105

Shockwave Medical, Inc.*	5,560	1,206

SI-BONE, Inc.*	6,526	128

Sientra, Inc.(1) *	11	—

SmileDirectClub, Inc.*	20,605	9

STAAR Surgical Co.*	8,571	548

Surmodics, Inc.*	5,365	122

Tactile Systems Technology, Inc.*	1,967	32

TransMedics Group, Inc.*	9,875	748

UFP Technologies, Inc.*	3,770	490

Utah Medical Products, Inc.	3,259	309

Vapotherm, Inc.*	3,263	2

Varex Imaging Corp.*	5,984	109

ViewRay, Inc.*	21,672	75

Zynex, Inc.*	9,748	117

		18,367

Health Care Providers & Services – 2.8%

Acadia Healthcare Co., Inc.*	13,843	1,000

AdaptHealth Corp.*	11,371	141

Addus HomeCare Corp.*	3,973	424

Amedisys, Inc.*	102	7

AMN Healthcare Services, Inc.*	9,996	829

Apollo Medical Holdings, Inc.*	9,643	352

Brookdale Senior Living, Inc.*	39,872	118

CareMax, Inc.*	12,873	34

Castle Biosciences, Inc.*	2,638	60

Community Health Systems, Inc.*	411	2

CorVel Corp.*	5,063	963

Cross Country Healthcare, Inc.*	13,189	294

Cryo-Cell International, Inc.	750	2

Ensign Group (The), Inc.	12,562	1,200

Enzo Biochem, Inc.*	7,059	17

Fulgent Genetics, Inc.*	6,155	192

Global Cord Blood Corp.(2) *	6,346	19

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   179   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Health Care Providers & Services – 2.8% continued

HealthEquity, Inc.*	12,664	$744

Hims & Hers Health, Inc.*	20,481	203

Joint (The) Corp.*	3,792	64

ModivCare, Inc.*	3,394	285

National HealthCare Corp.	4,294	249

National Research Corp.	3,497	152

NeoGenomics, Inc.*	19,853	346

OPKO Health, Inc.*	93,134	136

Option Care Health, Inc.*	24,753	786

Owens & Minor, Inc.*	9,952	145

Patterson Cos., Inc.	22,973	615

Pediatrix Medical Group, Inc.*	13,804	206

Pennant Group (The), Inc.*	5,304	76

PetIQ, Inc.*	7,064	81

Premier, Inc., Class A	12,169	394

Progyny, Inc.*	206	7

R1 RCM, Inc.*	20,168	303

RadNet, Inc.*	9,173	230

Select Medical Holdings Corp.	24,073	622

Sonida Senior Living, Inc.(1) *	35	—

Surgery Partners, Inc.*	12,643	436

Tenet Healthcare Corp.*	3,022	180

U.S. Physical Therapy, Inc.	3,396	333

		12,247

Health Care Real Estate Investment Trusts – 0.6%

CareTrust REIT, Inc.	18,374	360

Community Healthcare Trust, Inc.	4,396	161

Diversified Healthcare Trust	36,640	49

Global Medical REIT, Inc.	9,651	88

LTC Properties, Inc.	8,150	286

National Health Investors, Inc.	8,184	422

Physicians Realty Trust	36,811	550

Sabra Health Care REIT, Inc.	39,801	458

		2,374

Health Care Technology – 0.7%

American Well Corp., Class A*	643	2

CareCloud, Inc.*	13,336	45

Certara, Inc.*	18,554	447

Computer Programs and Systems, Inc.*	9,113	275

Evolent Health, Inc., Class A*	19,841	644

GoodRx Holdings, Inc., Class A*	62,704	392

HealthStream, Inc.*	4,729	128

Multiplan Corp.*	1,286	1

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Health Care Technology – 0.7% continued

NextGen Healthcare, Inc.*	11,313	$197

OptimizeRx Corp.*	5,159	75

Schrodinger, Inc.*	9,107	240

Simulations Plus, Inc.	4,611	203

Veradigm, Inc.*	35,856	468

		3,117

Hotel & Resort Real Estate Investment Trusts – 1.0%

Apple Hospitality REIT, Inc.	40,884	634

Braemar Hotels & Resorts, Inc.	4,766	18

Chatham Lodging Trust	6,865	72

DiamondRock Hospitality Co.	43,377	353

Hersha Hospitality Trust, Class A	8,490	57

Park Hotels & Resorts, Inc.	38,911	481

Pebblebrook Hotel Trust	25,031	351

RLJ Lodging Trust	33,826	359

Ryman Hospitality Properties, Inc.	8,978	806

Service Properties Trust	31,801	317

Sotherly Hotels, Inc.*	2,334	5

Summit Hotel Properties, Inc.	13,325	93

Sunstone Hotel Investors, Inc.	44,161	436

Xenia Hotels & Resorts, Inc.	20,557	269

		4,251

Hotels, Restaurants & Leisure – 2.1%

Arcos Dorados Holdings, Inc., Class A	37,398	288

Biglari Holdings, Inc., Class B*	850	144

BJ’s Restaurants, Inc.*	5,480	160

Brinker International, Inc.*	5,700	217

Carrols Restaurant Group, Inc.*	300	1

Chuy’s Holdings, Inc.*	2,711	97

Cracker Barrel Old Country Store, Inc.	5,034	572

Dave & Buster’s Entertainment, Inc.*	10,669	393

Denny’s Corp.*	15,206	170

Despegar.com Corp.*	7,157	44

Dine Brands Global, Inc.	2,193	148

Drive Shack, Inc.*	8,625	3

El Pollo Loco Holdings, Inc.(1)	15	—

Everi Holdings, Inc.*	11,945	205

Fiesta Restaurant Group, Inc.*	1,294	11

Golden Entertainment, Inc.*	1,664	72

Hilton Grand Vacations, Inc.*	14,580	648

International Game Technology PLC	15,336	411

Jack in the Box, Inc.	4,354	381

Light & Wonder, Inc.*	15,947	958

See Notes to the Financial Statements.

EQUITY FUNDS   180   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Hotels, Restaurants & Leisure – 2.1% continued

Monarch Casino & Resort, Inc.	921	$68

Nathan’s Famous, Inc.	1,490	113

Papa John’s International, Inc.	5,075	380

Red Robin Gourmet Burgers, Inc.*	4,349	62

Red Rock Resorts, Inc., Class A	12,152	542

Ruth’s Hospitality Group, Inc.	3,010	49

Shake Shack, Inc., Class A*	4,822	268

Texas Roadhouse, Inc.	13,014	1,406

Town Sports International Holdings, Inc.(2) *	1,105	—

Travel + Leisure Co.	15,368	602

Wingstop, Inc.	4,490	824

		9,237

Household Durables – 1.8%

Beazer Homes U.S.A., Inc.*	5,126	81

Cavco Industries, Inc.*	1,930	613

Century Communities, Inc.	3,677	235

Ethan Allen Interiors, Inc.	4,381	120

Flexsteel Industries, Inc.	4,632	89

GoPro, Inc., Class A*	15,437	78

Hamilton Beach Brands Holding Co., Class A	2,865	29

Helen of Troy Ltd.*	4,500	428

Hooker Furnishings Corp.	1,641	30

Installed Building Products, Inc.	4,734	540

iRobot Corp.*	5,815	254

KB Home	16,051	645

La-Z-Boy, Inc.	9,771	284

Lifetime Brands, Inc.	587	3

M/I Homes, Inc.*	4,183	264

MDC Holdings, Inc.	11,854	461

Meritage Homes Corp.	6,628	774

Nobility Homes, Inc.	849	23

Skyline Champion Corp.*	10,459	787

Sonos, Inc.*	17,341	340

Taylor Morrison Home Corp.*	24,412	934

Tri Pointe Homes, Inc.*	23,467	594

Universal Electronics, Inc.*	3,702	38

VOXX International Corp.*	1,429	18

		7,662

Household Products – 0.3%

Central Garden & Pet Co.*	200	8

Central Garden & Pet Co., Class A*	7,876	308

Energizer Holdings, Inc.	11,137	387

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Household Products – 0.3% continued

Oil-Dri Corp. of America	3,059	$127

WD-40 Co.	2,725	485

		1,315

Independent Power & Renewable Electricity Producers – 0.3%

Atlantica Sustainable Infrastructure PLC	383	11

Clearway Energy, Inc., Class A	1,117	34

Clearway Energy, Inc., Class C	17,536	549

Ormat Technologies, Inc.	8,230	698

		1,292

Industrial Real Estate Investment Trusts – 0.9%

EastGroup Properties, Inc.	7,456	1,233

Indus Realty Trust, Inc.	3,572	237

Industrial Logistics Properties Trust	10,873	33

LXP Industrial Trust	44,261	456

Plymouth Industrial REIT, Inc.	5,790	122

STAG Industrial, Inc.	27,532	931

Terreno Realty Corp.	13,408	866

		3,878

Insurance – 2.5%

Ambac Financial Group, Inc.*	8,342	129

American Equity Investment Life Holding Co.	21,710	792

AMERISAFE, Inc.	3,492	171

Argo Group International Holdings Ltd.	9,638	282

Assured Guaranty Ltd.	10,613	533

Atlantic American Corp.	6,583	16

Brighthouse Financial, Inc.*	12,579	555

Citizens, Inc.*	6,123	23

CNO Financial Group, Inc.	40,353	895

Donegal Group, Inc., Class A	5,336	82

Employers Holdings, Inc.	9,505	396

Enstar Group Ltd.*	1,737	403

Genworth Financial, Inc., Class A*	69,268	348

Greenlight Capital Re Ltd., Class A*	14,528	136

Investors Title Co.	684	103

Kansas City Life Insurance Co.	1,810	40

Kemper Corp.	9,784	535

Kinsale Capital Group, Inc.	3,861	1,159

MBIA, Inc.*	19,624	182

Mercury General Corp.	4,436	141

National Western Life Group, Inc., Class A	946	230

Palomar Holdings, Inc.*	3,664	202

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   181   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Insurance – 2.5% continued

ProAssurance Corp.	13,119	$242

RLI Corp.	8,150	1,083

Safety Insurance Group, Inc.	2,537	189

Selective Insurance Group, Inc.	10,634	1,014

SiriusPoint Ltd.*	15,726	128

Stewart Information Services Corp.	3,142	127

United Fire Group, Inc.	4,616	123

Universal Insurance Holdings, Inc.	4,888	89

White Mountains Insurance Group Ltd.	447	616

		10,964

Interactive Media & Services – 0.6%

Angi, Inc.*	82,918	188

Bumble, Inc., Class A*	639	13

Cargurus, Inc.*	15,849	296

Cars.com, Inc.*	6,219	120

EverQuote, Inc., Class A*	4,607	64

Liberty TripAdvisor Holdings, Inc., Class A*	6,201	5

QuinStreet, Inc.*	17,214	273

Shutterstock, Inc.	1,325	96

Travelzoo*	5,295	32

TripAdvisor, Inc.*	16,802	334

Yelp, Inc.*	15,964	490

Ziff Davis, Inc.*	8,611	672

ZipRecruiter, Inc., Class A*	13,046	208

		2,791

IT Services – 0.4%

Brightcove, Inc.*	9,154	41

Computer Task Group, Inc.*	140	1

Hackett Group (The), Inc.	7,214	133

Information Services Group, Inc.	10,894	55

Perficient, Inc.*	8,054	581

Tucows, Inc., Class A*	1,685	33

Unisys Corp.*	4,514	18

Wix.com Ltd.*	8,302	829

		1,691

Leisure Products – 0.5%

Acushnet Holdings Corp.	6,595	336

American Outdoor Brands, Inc.*	2,625	26

Clarus Corp.	5,350	50

Escalade, Inc.	5,150	75

Johnson Outdoors, Inc., Class A	3,310	209

Malibu Boats, Inc., Class A*	3,957	223

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Leisure Products – 0.5% continued

Marine Products Corp.	7,718	$102

Sturm Ruger & Co., Inc.	2,744	158

Topgolf Callaway Brands Corp.*	16,646	360

YETI Holdings, Inc.*	13,019	521

		2,060

Life Sciences Tools & Services – 0.5%

AbCellera Biologics, Inc.*	32,326	244

Adaptive Biotechnologies Corp.*	18,814	166

Alpha Teknova, Inc.*	2,159	6

BioLife Solutions, Inc.*	10,739	234

Champions Oncology, Inc.*	4,355	18

Codexis, Inc.*	9,887	41

CryoPort, Inc.*	5,879	141

Cytek Biosciences, Inc.*	19,269	177

Harvard Bioscience, Inc.*	17,007	71

Maravai LifeSciences Holdings, Inc., Class A*	344	5

Medpace Holdings, Inc.*	5,557	1,045

Nautilus Biotechnology, Inc.*	19,833	55

OmniAb, Inc.*	22,228	82

Personalis, Inc.*	7,474	21

Rapid Micro Biosystems, Inc., Class A*	2,571	3

Singular Genomics Systems, Inc.*	8,285	10

Standard BioTools, Inc.*	15,991	31

		2,350

Machinery – 4.1%

Alamo Group, Inc.	2,324	428

Albany International Corp., Class A	6,385	570

Astec Industries, Inc.	5,703	235

Barnes Group, Inc.	11,655	469

Chart Industries, Inc.*	8,683	1,089

CIRCOR International, Inc.*	2,438	76

Columbus McKinnon Corp.	3,238	120

Conrad Industries, Inc.*	100	1

Douglas Dynamics, Inc.	4,493	143

Eastern (The) Co.	1,646	32

Enerpac Tool Group Corp.	12,394	316

EnPro Industries, Inc.	3,983	414

Esab Corp.	8,598	508

ESCO Technologies, Inc.	5,640	538

Evoqua Water Technologies Corp.*	14,784	735

Federal Signal Corp.	15,897	862

Franklin Electric Co., Inc.	9,471	891

Gorman-Rupp (The) Co.	6,514	163

See Notes to the Financial Statements.

EQUITY FUNDS   182   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Machinery – 4.1% continued

Graham Corp.*	2,483	$32

Greenbrier (The) Cos., Inc.	5,099	164

Helios Technologies, Inc.	3,954	259

Hillenbrand, Inc.	14,468	688

Hurco Cos., Inc.	1,110	28

Hyster-Yale Materials Handling, Inc.	2,363	118

John Bean Technologies Corp.	6,067	663

Kadant, Inc.	1,945	406

Kennametal, Inc.	17,686	488

L.B. Foster Co., Class A*	1,565	18

Lindsay Corp.	2,056	311

Miller Industries, Inc.	3,148	111

Mueller Industries, Inc.	11,741	863

Mueller Water Products, Inc., Class A	33,706	470

Omega Flex, Inc.	1,609	179

Proto Labs, Inc.*	5,629	187

RBC Bearings, Inc.*	4,914	1,144

Shyft Group (The), Inc.	3,464	79

SPX Technologies, Inc.*	10,723	757

Standex International Corp.	4,121	505

Taylor Devices, Inc.*	1,643	33

Tennant Co.	3,969	272

Terex Corp.	11,242	544

Titan International, Inc.*	11,767	123

Trinity Industries, Inc.	18,948	462

Twin Disc, Inc.*	356	3

Wabash National Corp.	6,679	164

Watts Water Technologies, Inc., Class A	6,052	1,019

		17,680

Marine Transportation – 0.5%

Danaos Corp.	3,643	199

Golden Ocean Group Ltd.	21,460	204

Kirby Corp.*	10,220	712

Matson, Inc.	10,381	620

Star Bulk Carriers Corp.	17,768	375

		2,110

Media – 0.5%

AMC Networks, Inc., Class A*	7,876	139

Boston Omaha Corp., Class A(1) *	1	—

comScore, Inc.*	11,480	14

Cumulus Media, Inc., Class A*	300	1

Daily Journal Corp.*	329	94

EW Scripps (The) Co., Class A*	9,608	90

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Media – 0.5% continued

Gannett Co., Inc.*	12,048	$23

Gray Television, Inc.	23,495	205

iHeartMedia, Inc., Class A*	362	1

John Wiley & Sons, Inc., Class A	9,013	349

Magnite, Inc.*	12,017	111

Marchex, Inc., Class B(1) *	179	—

Quotient Technology, Inc.*	6,866	23

Saga Communications, Inc., Class A	1,380	31

Scholastic Corp.	7,086	243

Sinclair Broadcast Group, Inc., Class A	11,330	194

TechTarget, Inc.*	4,335	157

TEGNA, Inc.	41,108	695

		2,370

Metals & Mining – 1.6%

Alpha Metallurgical Resources, Inc.	4,248	663

Arconic Corp.*	17,885	469

Ascent Industries Co.*	108	1

Carpenter Technology Corp.	11,344	508

Coeur Mining, Inc.*	47,798	191

Commercial Metals Co.	22,183	1,085

Constellium S.E.*	27,396	419

Ferroglobe PLC*	22,392	111

Fortitude Gold Corp.	2,320	16

Gold Resource Corp.	7,994	8

Haynes International, Inc.	2,343	117

Hecla Mining Co.	92,659	586

Kaiser Aluminum Corp.	2,987	223

Materion Corp.	7,001	812

McEwen Mining, Inc.*	2,344	20

Nexa Resources S.A.	22,030	138

Olympic Steel, Inc.	3,192	167

Piedmont Lithium, Inc.*	1,778	107

Schnitzer Steel Industries, Inc., Class A	2,904	90

Tredegar Corp.	6,445	59

Universal Stainless & Alloy Products, Inc.*	1,487	14

Warrior Met Coal, Inc.	12,068	443

Worthington Industries, Inc.	12,381	800

		7,047

Mortgage Real Estate Investment Trusts – 0.6%

ACRES Commercial Realty Corp.*	136	1

Apollo Commercial Real Estate Finance, Inc.	32,827	306

Arbor Realty Trust, Inc.	25,682	295

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   183   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Mortgage Real Estate Investment Trusts – 0.6% continued

Arlington Asset Investment Corp., Class A(1) *	10	$—

ARMOUR Residential REIT, Inc.	7,385	39

Blackstone Mortgage Trust, Inc., Class A	13,184	235

BrightSpire Capital, Inc.	11,779	70

Chimera Investment Corp.	34,585	195

Dynex Capital, Inc.	3,601	44

Ellington Residential Mortgage REIT	540	4

Franklin BSP Realty Trust, Inc.	8,725	104

Granite Point Mortgage Trust, Inc.	6,031	30

Invesco Mortgage Capital, Inc.	2,291	25

Ladder Capital Corp.	27,063	256

New York Mortgage Trust, Inc.	11,385	113

Ready Capital Corp.	4,509	46

Redwood Trust, Inc.	11,513	78

Rithm Capital Corp.	63,025	504

Two Harbors Investment Corp.	8,447	124

		2,469

Multi-Utilities – 0.5%

Avista Corp.	13,791	585

Black Hills Corp.	11,800	745

NorthWestern Corp.	11,740	679

Unitil Corp.	3,611	206

		2,215

Office Real Estate Investment Trusts – 0.3%

Brandywine Realty Trust	652	3

City Office REIT, Inc.	14,131	98

Corporate Office Properties Trust	18,738	444

Creative Media & Community Trust Corp.	934	4

Easterly Government Properties, Inc.	13,735	189

Equity Commonwealth	19,524	404

Franklin Street Properties Corp.	15,838	25

Hudson Pacific Properties, Inc.	490	3

JBG SMITH Properties	414	6

Paramount Group, Inc.	33,701	154

Piedmont Office Realty Trust, Inc., Class A	1,143	8

SL Green Realty Corp.	212	5

		1,343

Oil, Gas & Consumable Fuels – 4.0%

Adams Resources & Energy, Inc.	4,692	180

Alto Ingredients, Inc.*	9,824	15

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Oil, Gas & Consumable Fuels – 4.0% continued

Arch Resources, Inc.	2,340	$308

Ardmore Shipping Corp.	23,252	346

California Resources Corp.	13,629	525

Callon Petroleum Co.*	4,504	151

Chord Energy Corp.	7,163	964

Civitas Resources, Inc.	12,699	868

Clean Energy Fuels Corp.*	14,201	62

CNX Resources Corp.*	26,981	432

Comstock Resources, Inc.	16,334	176

CONSOL Energy, Inc.	5,351	312

Crescent Energy Co., Class A	2,178	25

CVR Energy, Inc.	7,311	240

Delek U.S. Holdings, Inc.	12,076	277

Denbury, Inc.*	8,124	712

DHT Holdings, Inc.	28,359	306

Dorian LPG Ltd.	1,318	26

Earthstone Energy, Inc., Class A*	13,273	173

Equitrans Midstream Corp.	66,002	381

Evolution Petroleum Corp.	17,614	111

Frontline PLC	25,127	416

Golar LNG Ltd.*	22,625	489

Green Plains, Inc.*	15,774	489

Gulfport Energy Corp.*	1,774	142

Hallador Energy Co.*	12,251	113

HighPeak Energy, Inc.	8,726	201

International Seaways, Inc.	10,091	421

Kosmos Energy Ltd.*	66,476	495

Magnolia Oil & Gas Corp., Class A	29,571	647

Matador Resources Co.	19,917	949

Murphy Oil Corp.	24,768	916

NACCO Industries, Inc., Class A	2,750	99

Navigator Holdings Ltd.*	15,550	218

Nordic American Tankers Ltd.	13,822	55

Northern Oil and Gas, Inc.	3,628	110

Par Pacific Holdings, Inc.*	304	9

PBF Energy, Inc., Class A	16,414	712

PDC Energy, Inc.	2,414	155

Peabody Energy Corp.*	20,891	535

Permian Resources Corp.	36,510	383

PrimeEnergy Resources Corp.*	1,540	129

Ranger Oil Corp., Class A	5,144	210

REX American Resources Corp.*	11,863	339

Riviera Resources, Inc.(2) *	6,246	—

Scorpio Tankers, Inc.	12,681	714

See Notes to the Financial Statements.

EQUITY FUNDS   184   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Oil, Gas & Consumable Fuels – 4.0% continued

SFL Corp. Ltd.	20,740	$197

SM Energy Co.	21,522	606

Teekay Corp.*	6,712	41

Teekay Tankers Ltd., Class A*	989	42

Uranium Energy Corp.*	4,645	13

VAALCO Energy, Inc.	15,272	69

Vital Energy, Inc.*	2,769	126

Voc Energy Trust	2,470	20

W&T Offshore, Inc.*	42,012	213

World Fuel Services Corp.	12,480	319

		17,182

Paper & Forest Products – 0.1%

Clearwater Paper Corp.*	3,657	122

Glatfelter Corp.	7,861	25

Mercer International, Inc.	6,127	60

		207

Passenger Airlines – 0.2%

Copa Holdings S.A., Class A*	6,449	596

Hawaiian Holdings, Inc.*	1,440	13

SkyWest, Inc.*	11,586	257

		866

Personal Care Products – 0.8%

BellRing Brands, Inc.*	22,150	753

Edgewell Personal Care Co.	10,953	465

elf Beauty, Inc.*	8,900	733

Inter Parfums, Inc.	3,627	516

Mannatech, Inc.	3,905	65

Medifast, Inc.	3,757	389

Natural Alternatives International, Inc.*	729	7

Nature’s Sunshine Products, Inc.*	3,580	36

Nu Skin Enterprises, Inc., Class A	13,620	535

United-Guardian, Inc.	502	5

USANA Health Sciences, Inc.*	2,331	147

		3,651

Pharmaceuticals – 1.6%

Amneal Pharmaceuticals, Inc.*	35,067	49

Amphastar Pharmaceuticals, Inc.*	10,594	397

Amylyx Pharmaceuticals, Inc.*	8,510	250

ANI Pharmaceuticals, Inc.*	3,544	141

Arvinas, Inc.*	279	8

ATAI Life Sciences N.V.*	8,023	14

Atea Pharmaceuticals, Inc.*	206	1

Axsome Therapeutics, Inc.*	4,465	275

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Pharmaceuticals – 1.6% continued

Bausch Health Cos., Inc.*	57,419	$465

Cara Therapeutics, Inc.*	10,309	51

Collegium Pharmaceutical, Inc.*	15,612	375

Corcept Therapeutics, Inc.*	29,550	640

CorMedix, Inc.*	3,143	13

Cumberland Pharmaceuticals, Inc.(1) *	232	—

DICE Therapeutics, Inc.*	5,973	171

Endo International PLC(1) *	2,100	—

Esperion Therapeutics, Inc.*	6,054	10

Fulcrum Therapeutics, Inc.*	5,276	15

Harmony Biosciences Holdings, Inc.*	3,546	116

Harrow Health, Inc.*	16,708	354

Innoviva, Inc.*	27,058	304

Intra-Cellular Therapies, Inc.*	13,215	716

Kaleido Biosciences, Inc.(1) *	14,235	—

Ligand Pharmaceuticals, Inc.*	4,536	334

Ocular Therapeutix, Inc.*	395	2

Omeros Corp.*	15,541	72

Optinose, Inc.(1) *	249	—

Oramed Pharmaceuticals, Inc.*	4,337	9

Otonomy, Inc.(1) *	400	—

Pacira BioSciences, Inc.*	11,378	464

Paratek Pharmaceuticals, Inc.*	11,753	30

Phibro Animal Health Corp., Class A	9,467	145

Prestige Consumer Healthcare, Inc.*	12,229	766

Provention Bio, Inc.*	8,207	198

Relmada Therapeutics, Inc.*	2,076	5

Satsuma Pharmaceuticals, Inc.*	3,331	2

scPharmaceuticals, Inc.*	12,456	113

Supernus Pharmaceuticals, Inc.*	9,813	355

Tilray Brands, Inc.*	1,927	5

Ventyx Biosciences, Inc.*	4,208	141

Verrica Pharmaceuticals, Inc.*	7,914	51

WaVe Life Sciences Ltd.*	200	1

Zynerba Pharmaceuticals, Inc.*	16,116	7

		7,065

Professional Services – 2.6%

Alight, Inc., Class A*	57,419	529

ASGN, Inc.*	9,827	812

Barrett Business Services, Inc.	3,757	333

CBIZ, Inc.*	21,701	1,074

Conduent, Inc.*	27,840	95

CRA International, Inc.	3,895	420

CSG Systems International, Inc.	7,643	410

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   185   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Professional Services – 2.6% continued

ExlService Holdings, Inc.*	6,226	$1,008

Exponent, Inc.	11,539	1,150

Forrester Research, Inc.*	6,376	206

Franklin Covey Co.*	4,861	187

Heidrick & Struggles International, Inc.	6,489	197

Huron Consulting Group, Inc.*	3,799	305

ICF International, Inc.	3,788	416

Insperity, Inc.	7,499	911

KBR, Inc.	3,908	215

Kelly Services, Inc., Class A	4,883	81

Korn Ferry	11,126	576

Maximus, Inc.	15,674	1,234

Mistras Group, Inc.*	1,067	7

NV5 Global, Inc.*	2,723	283

Resources Connection, Inc.	7,751	132

TrueBlue, Inc.*	7,343	131

TTEC Holdings, Inc.	4,231	158

Verra Mobility Corp.*	25,646	434

Where Food Comes From, Inc.*	275	4

Willdan Group, Inc.*	2,886	45

		11,353

Real Estate Management & Development – 0.4%

Altisource Asset Management Corp.*	496	32

American Realty Investors, Inc.*	1,723	45

Anywhere Real Estate, Inc.*	12,505	66

Cushman & Wakefield PLC*	21,208	224

Douglas Elliman, Inc.	4,591	14

eXp World Holdings, Inc.	206	3

Forestar Group, Inc.*	10,586	165

FRP Holdings, Inc.*	1,118	65

Kennedy-Wilson Holdings, Inc.	20,295	337

Newmark Group, Inc., Class A	22,636	160

RE/MAX Holdings, Inc., Class A	5,990	112

RMR Group (The), Inc., Class A	81	2

St. Joe (The) Co.	6,127	255

Stratus Properties, Inc.	114	2

Tejon Ranch Co.*	8,049	147

Transcontinental Realty Investors, Inc.*	400	17

		1,646

Residential Real Estate Investment Trusts – 0.3%

Bluerock Homes Trust, Inc.*	1,114	22

BRT Apartments Corp.	3,024	60

Centerspace	1,982	108

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Residential Real Estate Investment Trusts – 0.3% continued

Elme Communities	14,573	$260

Independence Realty Trust, Inc.	16,868	270

NexPoint Residential Trust, Inc.	3,849	168

UMH Properties, Inc.	8,355	124

Veris Residential, Inc.*	14,620	214

		1,226

Retail Real Estate Investment Trusts – 1.2%

Acadia Realty Trust	16,725	233

Agree Realty Corp.	13,387	918

Alexander’s, Inc.	667	129

Getty Realty Corp.	7,230	261

InvenTrust Properties Corp.	12,155	284

Kite Realty Group Trust	37,329	781

Macerich (The) Co.	27,552	292

Necessity Retail REIT (The), Inc.	19,616	123

Phillips Edison & Co., Inc.	20,557	671

Retail Opportunity Investments Corp.	21,520	300

RPT Realty	16,018	152

Saul Centers, Inc.	2,351	92

SITE Centers Corp.	22,710	279

Tanger Factory Outlet Centers, Inc.	15,060	296

Urban Edge Properties	21,326	321

Urstadt Biddle Properties, Inc., Class A	8,881	156

Whitestone REIT	10,604	98

		5,386

Semiconductors & Semiconductor Equipment – 3.3%

ACM Research, Inc., Class A*	10,993	129

Alpha & Omega Semiconductor Ltd.*	5,453	147

Ambarella, Inc.*	6,089	471

Amkor Technology, Inc.	21,362	556

Axcelis Technologies, Inc.*	11,388	1,517

Canadian Solar, Inc.*	9,751	388

CEVA, Inc.*	4,785	146

Cohu, Inc.*	4,962	190

Diodes, Inc.*	8,731	810

FormFactor, Inc.*	14,244	454

Ichor Holdings Ltd.*	2,444	80

Impinj, Inc.*	3,033	411

Kopin Corp.*	13,987	15

Kulicke & Soffa Industries, Inc.	12,150	640

MACOM Technology Solutions

Holdings, Inc.*	10,005	709

MagnaChip Semiconductor Corp.*	1,751	16

MaxLinear, Inc.*	12,619	444

See Notes to the Financial Statements.

EQUITY FUNDS   186   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Semiconductors & Semiconductor Equipment – 3.3% continued

Meta Materials, Inc.*	1,350	$1

Nova Ltd.*	3,058	319

NVE Corp.	1,962	163

Onto Innovation, Inc.*	9,055	796

PDF Solutions, Inc.*	15,027	637

Photronics, Inc.*	6,856	114

Power Integrations, Inc.	9,881	836

Rambus, Inc.*	19,967	1,024

Semtech Corp.*	12,532	303

Silicon Laboratories, Inc.*	7,734	1,354

SMART Global Holdings, Inc.*	15,159	261

Synaptics, Inc.*	6,773	753

Ultra Clean Holdings, Inc.*	12,694	421

Veeco Instruments, Inc.*	9,920	210

		14,315

Software – 3.6%

ACI Worldwide, Inc.*	21,870	590

Adeia, Inc.	18,154	161

Agilysys, Inc.*	5,532	456

Alarm.com Holdings, Inc.*	6,361	320

Altair Engineering, Inc., Class A*	7,392	533

Alteryx, Inc., Class A*	9,191	541

American Software, Inc., Class A	6,778	86

Appfolio, Inc., Class A*	3,463	431

Aware, Inc.*	683	1

Blackbaud, Inc.*	9,497	658

Blackline, Inc.*	9,084	610

Box, Inc., Class A*	25,074	672

Cerence, Inc.*	118	3

CommVault Systems, Inc.*	7,503	426

Consensus Cloud Solutions, Inc.*	2,870	98

Digimarc Corp.*	4,899	96

Digital Turbine, Inc.*	292	4

Domo, Inc., Class B*	5,266	75

Ebix, Inc.	6,789	90

eGain Corp.*	2,820	21

Envestnet, Inc.*	8,462	496

Everbridge, Inc.*	118	4

InterDigital, Inc.	7,347	536

LiveRamp Holdings, Inc.*	204	5

Model N, Inc.*	7,272	243

Momentive Global, Inc.*	22,806	213

NCR Corp.*	19,901	469

New Relic, Inc.*	8,647	651

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Software – 3.6% continued

Nutanix, Inc., Class A*	32,317	$840

OneSpan, Inc.*	12,302	215

Park City Group, Inc.(1)	33	—

Progress Software Corp.	8,761	503

Q2 Holdings, Inc.*	5,505	136

Qualys, Inc.*	6,298	819

Rapid7, Inc.*	8,671	398

Sapiens International Corp. N.V.	9,956	216

SecureWorks Corp., Class A*	5,644	48

ShotSpotter, Inc.*	4,325	170

SPS Commerce, Inc.*	8,192	1,248

Synchronoss Technologies, Inc.*	1,500	1

Tenable Holdings, Inc.*	17,177	816

Upland Software, Inc.*	2,573	11

Varonis Systems, Inc.*	15,967	415

Verint Systems, Inc.*	12,402	462

VirnetX Holding Corp.*	398	1

Workiva, Inc.*	6,754	692

Xperi, Inc.*	7,261	79

		15,559

Specialized Real Estate Investment Trusts – 0.6%

EPR Properties	246	9

Four Corners Property Trust, Inc.	15,283	411

Gladstone Land Corp.	15,387	256

iStar, Inc.	4,318	127

National Storage Affiliates Trust	10,990	459

Outfront Media, Inc.	27,992	454

PotlatchDeltic Corp.	16,043	794

		2,510

Specialty Retail – 2.7%

1-800-Flowers.com, Inc., Class A*	8,667	100

Aaron’s (The) Co., Inc.	7,373	71

Abercrombie & Fitch Co., Class A*	2,046	57

Academy Sports & Outdoors, Inc.	10,220	667

American Eagle Outfitters, Inc.	30,274	407

America’s Car-Mart, Inc.*	2,087	165

Asbury Automotive Group, Inc.*	3,239	680

Big 5 Sporting Goods Corp.	6,520	50

Boot Barn Holdings, Inc.*	4,232	324

Buckle (The), Inc.	5,901	211

Build-A-Bear Workshop, Inc.	5,104	119

Caleres, Inc.	9,106	197

Camping World Holdings, Inc., Class A	7,075	148

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   187   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Specialty Retail – 2.7% continued

Cato (The) Corp., Class A	1,653	$15

Chico’s FAS, Inc.*	7,879	43

Children’s Place (The), Inc.*	1,346	54

Citi Trends, Inc.*	5,917	113

Conn’s, Inc.*	2,401	15

Designer Brands, Inc., Class A	7,054	62

Express, Inc.*	4,300	3

Farfetch Ltd., Class A*	1,150	6

Foot Locker, Inc.	12,452	494

Genesco, Inc.*	3,380	125

Group 1 Automotive, Inc.	3,872	877

GrowGeneration Corp.*	178	1

Guess?, Inc.	9,193	179

Haverty Furniture Cos., Inc.	4,511	144

Hibbett, Inc.	4,545	268

Leslie’s, Inc.*	23,917	263

LL Flooring Holdings, Inc.*	7,994	30

Monro, Inc.	6,724	332

Murphy U.S.A., Inc.	4,865	1,255

National Vision Holdings, Inc.*	12,745	240

ODP (The) Corp.*	6,589	296

Overstock.com, Inc.*	4,821	98

PetMed Express, Inc.	4,731	77

Revolve Group, Inc.*	240	6

Sally Beauty Holdings, Inc.*	24,399	380

Shoe Carnival, Inc.	11,147	286

Signet Jewelers Ltd.	8,697	676

Sleep Number Corp.*	4,009	122

Sonic Automotive, Inc., Class A	9,840	535

Upbound Group, Inc.	9,607	235

Urban Outfitters, Inc.*	9,779	271

Victoria’s Secret & Co.*	12,452	425

Winmark Corp.	1,014	325

Zumiez, Inc.*	7,114	131

		11,578

Technology Hardware, Storage & Peripherals – 0.3%

AstroNova, Inc.*	12,469	176

Avid Technology, Inc.*	5,718	183

Diebold Nixdorf, Inc.*	7,601	9

Immersion Corp.	7,758	69

Stratasys Ltd.*	8,886	147

Super Micro Computer, Inc.*	7,700	821

TransAct Technologies, Inc.*	376	2

		1,407

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Textiles, Apparel & Luxury Goods – 1.0%

Carter’s, Inc.	6,028	$434

Crocs, Inc.*	13,301	1,682

Culp, Inc.	198	1

Delta Apparel, Inc.*	5,445	60

Fossil Group, Inc.*	1,675	5

G-III Apparel Group Ltd.*	8,126	126

Kontoor Brands, Inc.	8,031	389

Movado Group, Inc.	3,246	93

Oxford Industries, Inc.	4,897	517

Rocky Brands, Inc.	4,425	102

Steven Madden Ltd.	16,411	591

Superior Group of Cos., Inc.	4,224	33

Unifi, Inc.*	692	6

Vera Bradley, Inc.*	5,594	34

Wolverine World Wide, Inc.	16,503	281

		4,354

Tobacco – 0.1%

Universal Corp.	5,702	302

Vector Group Ltd.	9,181	110

		412

Trading Companies & Distributors – 2.0%

Applied Industrial Technologies, Inc.	9,296	1,321

Beacon Roofing Supply, Inc.*	13,950	821

BlueLinx Holdings, Inc.*	3,320	226

Boise Cascade Co.	8,624	546

Distribution Solutions Group, Inc.*	4,177	190

EVI Industries, Inc.*	1,625	32

GATX Corp.	6,878	757

Global Industrial Co.	6,710	180

GMS, Inc.*	8,524	493

H&E Equipment Services, Inc.	3,296	146

Herc Holdings, Inc.	4,976	567

McGrath RentCorp	6,159	575

MRC Global, Inc.*	16,589	161

NOW, Inc.*	10,914	122

Rush Enterprises, Inc., Class A	15,960	871

Textainer Group Holdings Ltd.	3,189	102

Titan Machinery, Inc.*	778	24

Transcat, Inc.*	4,139	370

Triton International Ltd.	12,881	814

Veritiv Corp.	1,021	138

See Notes to the Financial Statements.

EQUITY FUNDS   188   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.7% continued

Trading Companies & Distributors – 2.0% continued

WESCO International, Inc.	1,452	$224

Willis Lease Finance Corp.*	1,729	95

		8,775

Water Utilities – 0.7%

American States Water Co.	8,302	738

Artesian Resources Corp., Class A	4,306	238

California Water Service Group	10,790	628

Consolidated Water Co. Ltd.	9,781	161

Middlesex Water Co.	6,096	476

SJW Group	5,477	417

York Water (The) Co.	3,577	160

		2,818

Wireless Telecommunication Services – 0.1%

Shenandoah Telecommunications Co.	9,735	185

Spok Holdings, Inc.	13,182	134

Telephone and Data Systems, Inc.	6,880	72

		391

Total Common Stocks

(Cost $271,503)		411,510

MASTER LIMITED PARTNERSHIPS – 0.0%

Marine Transportation – 0.0%

Navios Maritime Partners L.P.	77	2

Total Master Limited Partnerships

(Cost $5)		2

PREFERRED STOCKS – 0.0%

Industrial Conglomerates – 0.0%

Steel Partners Holdings L.P., 6.00%	2,675	62

Real Estate Management & Development – 0.0%

Brookfield Property Preferred L.P., 6.25%	1,033	16

Total Preferred Stocks

(Cost $93)		78

RIGHTS – 0.1%

Biotechnology – 0.1%

Achillion Pharmaceuticals, Inc. (Contingent Value Rights)(2) (4) *	23,500	33

Adamas Pharmaceuticals, Inc. (Contingent Value Rights)(2) (4) *	15,090	—

Albireo Pharma, Inc. (Contingent Value Rights)(2) *	7,485	—

	NUMBER OF SHARES	VALUE (000S)

RIGHTS - 0.1% continued

Biotechnology – 0.1% continued

Concert Pharmaceuticals, Inc. (Contingent Value Rights)(2) *	20,570	$—

Flexion Therapeutics, Inc. (Contingent Value Rights)(2) (4) *	9,753	—

Progenics Pharmaceuticals, Inc. (Contingent Value Rights)(2) *	10,111	—

Radius Health, Inc. (Contingent Value Rights)(2) *	8,494	1

Sinovac Biotech Ltd.(2) *	1,587	—

Tobira Therapeutics, Inc. (Contingent Value Rights)(2) (4) *	16,926	138

		172

Health Care Equipment & Supplies – 0.0%

American Medical Alert Corp.(2) *	13,109	—

Paper & Forest Products – 0.0%

Resolute Forest Products, Inc. (Contingent Value Rights)(2) (4) *	11,874	—

Pharmaceuticals – 0.0%

Opiant Pharmaceuticals, Inc. (Contingent Value Rights)(2) (4) *	9,938	—

Total Rights

(Cost $132)		172

OTHER – 0.0%

Escrow Fresh Market (The), Inc.(2) *	1,136	—

Total Other

(Cost $—)		—

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Nabors Industries Ltd., Exp. 6/11/26, Strike $166.67*	743	$14

Tidewater, Inc., Class A, Exp. 7/31/23, Strike $0.00(1) *	10	—

Tidewater, Inc., Class B, Exp. 7/31/23, Strike $0.00(1) *	11	—

Total Warrants

(Cost $—)		14

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(5) (6)	20,078,072	$20,078

Total Investment Companies

(Cost $20,078)		20,078

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   189   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 4.45%, 5/11/23(7) (8)	$1,717	$1,709

Total Short-Term Investments

(Cost $1,708)		1,709

Total Investments – 99.8%

(Cost $293,519)		433,563

Other Assets less Liabilities – 0.2%		829

NET ASSETS – 100.0%		$434,392

(1)	Value rounds to less than one thousand.
(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(4)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of these restricted illiquid securities amounted to approximately $175,000 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Achillion Pharmaceuticals, Inc. (Contingent Value Rights)	1/29/20	$—

Adamas Pharmaceuticals, Inc. (Contingent Value Rights)	11/26/21	—

Flexion Therapeutics, Inc. (Contingent Value Rights)	11/22/21	—

Next Bridge Hydrocarbons, Inc.	12/13/22	8

Opiant Pharmaceuticals, Inc. (Contingent Value Rights)	3/3/23	—

Resolute Forest Products, Inc. (Contingent Value Rights)	3/1/23	—

Tobira Therapeutics, Inc. (Contingent Value Rights)	11/2/16	131

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2023 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	245	$22,215	Long	6/23	$289

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	94.7%

Master Limited Partnerships	0.0%

Preferred stocks	0.0%

Rights	0.1%

Other	0.0%

Warrants	0.0%

Investment Companies	4.6%

Short-Term Investments	0.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:
Banks	$33,181	$30	$—	$33,211

Biotechnology	20,587	—	34	20,621

Energy Equipment & Services	8,702	—	4	8,706

Financial Services	5,396	23	—	5,419

Health Care Providers &

Services	12,228	—	19	12,247

Insurance	10,924	40	—	10,964

All Other Industries(1)	320,342	—	—	320,342

Total Common Stocks	411,360	93	57	411,510

See Notes to the Financial Statements.

EQUITY FUNDS   190   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Master Limited Partnerships	$2	$—	$—	$2

Preferred Stocks(1)	78	—	—	78

Rights(1)	—	—	172	172

Warrants	14	—	—	14

Investment Companies	20,078	—	—	20,078

Short-Term Investments	—	1,709	—	1,709

Total Investments	$431,532	$1,802	$229	$433,563

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$289	$—	$—	$289

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   191   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.4%

Aerospace & Defense – 1.1%

AAR Corp.*	16,420	$896

Aerojet Rocketdyne Holdings, Inc.*	39,589	2,224

AeroVironment, Inc.*	12,276	1,125

AerSale Corp.*	12,415	214

Archer Aviation, Inc., Class A*	72,452	207

Astra Space, Inc.*	76,757	33

Astronics Corp.*	12,603	168

Cadre Holdings, Inc.	9,608	207

Ducommun, Inc.*	5,548	304

Kaman Corp.	14,053	321

Kratos Defense & Security Solutions, Inc.*	61,890	834

Maxar Technologies, Inc.	36,720	1,875

Momentus, Inc.*	28,395	17

Moog, Inc., Class A	14,374	1,448

National Presto Industries, Inc.	2,556	184

Park Aerospace Corp.	9,790	132

Parsons Corp.*	16,904	756

Redwire Corp.*	9,777	30

Rocket Lab U.S.A., Inc.*	108,031	436

Terran Orbital Corp.*	20,931	38

Triumph Group, Inc.*	32,202	373

V2X, Inc.*	6,047	240

Virgin Galactic Holdings, Inc.*	121,453	492

		12,554

Air Freight & Logistics – 0.3%

Air Transport Services Group, Inc.*	29,031	605

Forward Air Corp.	13,497	1,455

Hub Group, Inc., Class A*	16,206	1,360

Radiant Logistics, Inc.*	18,609	122

		3,542

Automobile Components – 1.5%

Adient PLC*	47,295	1,937

American Axle & Manufacturing

Holdings, Inc.*	56,836	444

Dana, Inc.	64,829	976

Dorman Products, Inc.*	13,219	1,140

Fox Factory Holding Corp.*	21,177	2,570

Gentherm, Inc.*	16,631	1,005

Goodyear Tire & Rubber (The) Co.*	140,869	1,552

Holley, Inc.*	25,574	70

LCI Industries	12,472	1,370

Luminar Technologies, Inc.*	126,168	819

Modine Manufacturing Co.*	25,012	577

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Automobile Components – 1.5% continued

Motorcar Parts of America, Inc.*	9,496	$71

Patrick Industries, Inc.	10,868	748

Solid Power, Inc.*	66,210	199

Standard Motor Products, Inc.	10,106	373

Stoneridge, Inc.*	13,237	248

Visteon Corp.*	13,875	2,176

XPEL, Inc.*	10,801	734

		17,009

Automobiles – 0.2%

Canoo, Inc.*	134,474	88

Cenntro Electric Group Ltd.*	91,811	42

Faraday Future Intelligent Electric, Inc.*	245,967	87

Fisker, Inc.*	88,983	546

Lordstown Motors Corp., Class A*	87,807	58

Mullen Automotive, Inc.*	507,848	67

Winnebago Industries, Inc.	14,937	862

Workhorse Group, Inc.*	76,573	102

		1,852

Banks – 8.4%

1st Source Corp.	8,114	350

ACNB Corp.	4,135	135

Amalgamated Financial Corp.	8,911	158

Amerant Bancorp, Inc.	13,920	303

American National Bankshares, Inc.	5,224	166

Ameris Bancorp	32,953	1,205

Arrow Financial Corp.	7,080	176

Associated Banc-Corp	74,908	1,347

Atlantic Union Bankshares Corp.	37,536	1,316

Axos Financial, Inc.*	28,724	1,061

Banc of California, Inc.	25,424	319

BancFirst Corp.	9,876	821

Bancorp (The), Inc.*	27,083	754

Bank First Corp.	3,893	286

Bank of Marin Bancorp	7,847	172

Bank of NT Butterfield & Son (The) Ltd.	24,908	673

BankUnited, Inc.	37,675	851

Bankwell Financial Group, Inc.	2,826	70

Banner Corp.	17,148	932

Bar Harbor Bankshares	7,394	196

BayCom Corp.	6,102	104

BCB Bancorp, Inc.	7,184	94

Berkshire Hills Bancorp, Inc.	21,123	529

Blue Foundry Bancorp*	12,807	122

See Notes to the Financial Statements.

EQUITY FUNDS   192   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Banks – 8.4% continued

Blue Ridge Bankshares, Inc.	8,473	$86

Bridgewater Bancshares, Inc.*	10,175	110

Brookline Bancorp, Inc.	42,592	447

Business First Bancshares, Inc.	11,874	203

Byline Bancorp, Inc.	12,342	267

Cadence Bank	90,561	1,880

Cambridge Bancorp	3,415	221

Camden National Corp.	7,187	260

Capital Bancorp, Inc.	4,468	74

Capital City Bank Group, Inc.	6,822	200

Capitol Federal Financial, Inc.	62,869	423

Capstar Financial Holdings, Inc.	10,149	154

Carter Bankshares, Inc.*	11,910	167

Cathay General Bancorp	34,862	1,203

Central Pacific Financial Corp.	13,341	239

Citizens & Northern Corp.	7,514	161

City Holding Co.	7,369	670

Civista Bancshares, Inc.	7,700	130

CNB Financial Corp.	10,104	194

Coastal Financial Corp.*	5,259	189

Colony Bankcorp, Inc.	8,223	84

Columbia Financial, Inc.*	16,413	300

Community Bank System, Inc.	26,574	1,395

Community Trust Bancorp, Inc.	7,869	299

ConnectOne Bancorp, Inc.	18,626	329

CrossFirst Bankshares, Inc.*	22,414	235

Customers Bancorp, Inc.*	15,312	284

CVB Financial Corp.	66,402	1,108

Dime Community Bancshares, Inc.	16,323	371

Eagle Bancorp, Inc.	15,282	512

Eastern Bankshares, Inc.	76,492	965

Enterprise Bancorp, Inc.	4,649	146

Enterprise Financial Services Corp.	17,671	788

Equity Bancshares, Inc., Class A	7,638	186

Esquire Financial Holdings, Inc.	3,487	136

Farmers & Merchants Bancorp, Inc.	6,322	154

Farmers National Banc Corp.	17,519	221

FB Financial Corp.	17,923	557

Financial Institutions, Inc.	7,551	146

First Bancorp	18,990	675

First BanCorp (New York Exchange)	89,669	1,024

First Bancorp (The), Inc.	4,858	126

First Bancshares (The), Inc.	12,086	312

First Bank	7,778	79

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Banks – 8.4% continued

First Busey Corp.	25,941	$528

First Business Financial Services, Inc.	4,058	124

First Commonwealth Financial Corp.	50,338	626

First Community Bankshares, Inc.	7,934	199

First Financial Bancorp	46,292	1,008

First Financial Bankshares, Inc.	64,851	2,069

First Financial Corp.	5,533	207

First Foundation, Inc.	25,614	191

First Guaranty Bancshares, Inc.	3,046	48

First Internet Bancorp	4,350	72

First Interstate BancSystem, Inc., Class A	44,842	1,339

First Merchants Corp.	28,704	946

First Mid Bancshares, Inc.	9,308	253

First of Long Island (The) Corp.	10,356	140

First Western Financial, Inc.*	3,958	78

Five Star Bancorp	6,284	134

Flushing Financial Corp.	13,551	202

Fulton Financial Corp.	80,667	1,115

FVCBankcorp, Inc.*	7,450	79

German American Bancorp, Inc.	13,855	462

Glacier Bancorp, Inc.	55,545	2,333

Great Southern Bancorp, Inc.	4,684	237

Greene County Bancorp, Inc.	3,448	78

Guaranty Bancshares, Inc.	4,068	113

Hancock Whitney Corp.	43,264	1,575

Hanmi Financial Corp.	15,236	283

HarborOne Bancorp, Inc.	21,862	267

HBT Financial, Inc.	5,696	112

Heartland Financial U.S.A., Inc.	20,580	789

Heritage Commerce Corp.	29,526	246

Heritage Financial Corp.	17,397	372

Hilltop Holdings, Inc.	24,704	733

Hingham Institution For Savings (The)	729	170

Home Bancorp, Inc.	3,645	120

Home BancShares, Inc.	93,908	2,039

HomeStreet, Inc.	9,034	163

HomeTrust Bancshares, Inc.	7,092	174

Hope Bancorp, Inc.	58,111	571

Horizon Bancorp, Inc.	20,226	224

Independent Bank Corp.	22,852	1,500

Independent Bank Corp. (NASDAQ Exchange)	10,147	180

Independent Bank Group, Inc.	17,756	823

International Bancshares Corp.	26,913	1,152

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   193   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Banks – 8.4% continued

John Marshall Bancorp, Inc.	5,842	$126

Kearny Financial Corp.	29,698	241

Lakeland Bancorp, Inc.	31,149	487

Lakeland Financial Corp.	12,169	762

Live Oak Bancshares, Inc.	16,459	401

Luther Burbank Corp.	7,473	71

Macatawa Bank Corp.	13,119	134

Mercantile Bank Corp.	7,701	236

Metrocity Bankshares, Inc.	8,834	151

Metropolitan Bank Holding Corp.*	5,192	176

Mid Penn Bancorp, Inc.	7,212	185

Midland States Bancorp, Inc.	10,569	226

MidWestOne Financial Group, Inc.	7,063	172

MVB Financial Corp.	5,137	106

National Bank Holdings Corp., Class A	14,630	490

NBT Bancorp, Inc.	20,719	698

Nicolet Bankshares, Inc.*	6,182	390

Northeast Bank	3,277	110

Northfield Bancorp, Inc.	21,335	251

Northwest Bancshares, Inc.	60,908	733

OceanFirst Financial Corp.	29,065	537

OFG Bancorp	23,328	582

Old National Bancorp	146,507	2,113

Old Second Bancorp, Inc.	21,321	300

Origin Bancorp, Inc.	11,243	361

Orrstown Financial Services, Inc.	5,150	102

Pacific Premier Bancorp, Inc.	46,671	1,121

Park National Corp.	7,120	844

Parke Bancorp, Inc.	5,059	90

Pathward Financial, Inc.	13,460	558

PCB Bancorp	5,711	83

Peapack-Gladstone Financial Corp.	8,616	255

Peoples Bancorp, Inc.	13,927	359

Peoples Financial Services Corp.	3,491	151

Pioneer Bancorp, Inc.*	5,843	58

Preferred Bank	6,683	366

Premier Financial Corp.	17,818	369

Primis Financial Corp.	11,176	108

Provident Bancorp, Inc.	7,327	50

Provident Financial Services, Inc.	36,624	702

QCR Holdings, Inc.	7,919	348

RBB Bancorp	7,376	114

Red River Bancshares, Inc.	2,176	105

Renasant Corp.	27,154	830

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Banks – 8.4% continued

Republic Bancorp, Inc., Class A	4,338	$184

Republic First Bancorp, Inc.*	28,343	39

S&T Bancorp, Inc.	19,627	617

Sandy Spring Bancorp, Inc.	21,902	569

Seacoast Banking Corp. of Florida	36,190	858

ServisFirst Bancshares, Inc.	25,184	1,376

Shore Bancshares, Inc.	8,853	126

Sierra Bancorp	6,835	118

Simmons First National Corp., Class A	60,971	1,066

SmartFinancial, Inc.	7,786	180

South Plains Financial, Inc.	4,871	104

Southern First Bancshares, Inc.*	3,784	116

Southern Missouri Bancorp, Inc.	3,921	147

Southside Bancshares, Inc.	14,820	492

SouthState Corp.	37,413	2,666

Stellar Bancorp, Inc.	22,482	553

Sterling Bancorp, Inc.*	8,600	49

Stock Yards Bancorp, Inc.	14,368	792

Summit Financial Group, Inc.	5,605	116

Texas Capital Bancshares, Inc.*	24,282	1,189

Third Coast Bancshares, Inc.*	6,411	101

Tompkins Financial Corp.	6,945	460

Towne Bank	34,306	914

TriCo Bancshares	15,645	651

Triumph Financial, Inc.*	11,363	660

TrustCo Bank Corp. NY	9,441	302

Trustmark Corp.	30,368	750

UMB Financial Corp.	22,073	1,274

United Bankshares, Inc.	65,246	2,297

United Community Banks, Inc.	53,367	1,501

Unity Bancorp, Inc.	3,558	81

Univest Financial Corp.	14,439	343

USCB Financial Holdings, Inc.*	5,367	53

Valley National Bancorp	215,187	1,988

Veritex Holdings, Inc.	26,391	482

Washington Federal, Inc.	32,493	979

Washington Trust Bancorp, Inc.	8,544	296

WesBanco, Inc.	28,751	883

West BanCorp, Inc.	8,183	150

Westamerica BanCorp	13,044	578

WSFS Financial Corp.	30,505	1,147

		97,823

Beverages – 0.6%

Celsius Holdings, Inc.*	27,757	2,580

See Notes to the Financial Statements.

EQUITY FUNDS   194   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Beverages – 0.6% continued

Coca-Cola Consolidated, Inc.	2,335	$1,249

Duckhorn Portfolio (The), Inc.*	20,999	334

MGP Ingredients, Inc.	7,054	682

National Beverage Corp.*	11,845	625

Primo Water Corp.	78,962	1,212

Vintage Wine Estates, Inc.*	16,170	17

Vita Coco (The) Co., Inc.*	14,035	275

		6,974

Biotechnology – 6.6%

2seventy bio, Inc.*	18,657	190

4D Molecular Therapeutics, Inc.*	15,035	258

Aadi Bioscience, Inc.*	7,323	53

Absci Corp.*	26,251	46

ACADIA Pharmaceuticals, Inc.*	60,233	1,134

Acrivon Therapeutics, Inc.*	4,097	52

Adicet Bio, Inc.*	15,070	87

ADMA Biologics, Inc.*	104,554	346

Aerovate Therapeutics, Inc.*	4,597	93

Affimed N.V.*	73,386	55

Agenus, Inc.*	152,301	231

Agios Pharmaceuticals, Inc.*	27,330	628

Akero Therapeutics, Inc.*	17,459	668

Alector, Inc.*	31,230	193

Alkermes PLC*	81,270	2,291

Allogene Therapeutics, Inc.*	40,006	198

Allovir, Inc.*	15,650	62

Alpine Immune Sciences, Inc.*	11,204	86

ALX Oncology Holdings, Inc.*	10,749	49

Amicus Therapeutics, Inc.*	137,294	1,523

AnaptysBio, Inc.*	10,112	220

Anavex Life Sciences Corp.*	34,561	296

Anika Therapeutics, Inc.*	7,326	210

Apellis Pharmaceuticals, Inc.*	46,784	3,086

Arbutus Biopharma Corp.*	56,566	171

Arcellx, Inc.*	14,795	456

Arcturus Therapeutics Holdings, Inc.*	11,587	278

Arcus Biosciences, Inc.*	25,705	469

Arcutis Biotherapeutics, Inc.*	20,743	228

Arrowhead Pharmaceuticals, Inc.*	51,589	1,310

Atara Biotherapeutics, Inc.*	46,375	134

Aura Biosciences, Inc.*	11,164	104

Aurinia Pharmaceuticals, Inc.*	67,143	736

Avid Bioservices, Inc.*	30,555	573

Avidity Biosciences, Inc.*	32,383	497

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Biotechnology – 6.6% continued

Beam Therapeutics, Inc.*	31,847	$975

BioCryst Pharmaceuticals, Inc.*	92,911	775

Biohaven Ltd.*	31,650	432

Bioxcel Therapeutics, Inc.*	9,552	178

Bluebird Bio, Inc.*	50,083	159

Blueprint Medicines Corp.*	29,944	1,347

Bridgebio Pharma, Inc.*	52,968	878

C4 Therapeutics, Inc.*	21,031	66

CareDx, Inc.*	25,454	233

Caribou Biosciences, Inc.*	28,025	149

Catalyst Pharmaceuticals, Inc.*	48,582	805

Celldex Therapeutics, Inc.*	22,957	826

Celularity, Inc.*	31,464	20

Century Therapeutics, Inc.*	9,920	34

Cerevel Therapeutics Holdings, Inc.*	28,697	700

Chimerix, Inc.*	42,374	53

Chinook Therapeutics, Inc.*	25,376	587

Cogent Biosciences, Inc.*	32,022	346

Coherus Biosciences, Inc.*	36,868	252

Crinetics Pharmaceuticals, Inc.*	26,330	423

CTI BioPharma Corp.*	49,998	210

Cullinan Oncology, Inc.*	12,490	128

Cytokinetics, Inc.*	40,881	1,439

Day One Biopharmaceuticals, Inc.*	13,830	185

Deciphera Pharmaceuticals, Inc.*	25,495	394

Denali Therapeutics, Inc.*	54,547	1,257

Design Therapeutics, Inc.*	16,899	98

Dynavax Technologies Corp.*	59,850	587

Dyne Therapeutics, Inc.*	15,804	182

Eagle Pharmaceuticals, Inc.*	5,104	145

Editas Medicine, Inc.*	34,661	251

Eiger BioPharmaceuticals, Inc.*	21,600	19

Emergent BioSolutions, Inc.*	25,223	261

Enanta Pharmaceuticals, Inc.*	10,023	405

Enochian Biosciences, Inc.*	8,848	8

EQRx, Inc.*	101,093	196

Erasca, Inc.*	35,516	107

Fate Therapeutics, Inc.*	41,774	238

FibroGen, Inc.*	43,807	817

Foghorn Therapeutics, Inc.*	9,955	62

Gelesis Holdings, Inc.*	9,317	2

Generation Bio Co.*	24,063	103

Geron Corp.*	212,131	460

Gossamer Bio, Inc.*	31,074	39

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   195   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Biotechnology – 6.6% continued

GreenLight Biosciences Holdings PBC*	44,774	$19

Halozyme Therapeutics, Inc.*	66,528	2,541

Heron Therapeutics, Inc.*	51,158	77

HilleVax, Inc.*	8,719	144

Humacyte, Inc.*	29,355	91

Icosavax, Inc.*	11,177	65

Ideaya Biosciences, Inc.*	22,141	304

IGM Biosciences, Inc.*	5,280	73

ImmunityBio, Inc.*	40,739	74

ImmunoGen, Inc.*	107,413	412

Immunovant, Inc.*	22,224	345

Inhibrx, Inc.*	16,292	307

Inovio Pharmaceuticals, Inc.*	123,618	101

Insmed, Inc.*	67,741	1,155

Instil Bio, Inc.*	33,778	22

Intellia Therapeutics, Inc.*	41,282	1,539

Intercept Pharmaceuticals, Inc.*	12,197	164

Invivyd, Inc.*	25,777	31

Iovance Biotherapeutics, Inc.*	75,469	461

Ironwood Pharmaceuticals, Inc.*	68,444	720

iTeos Therapeutics, Inc.*	11,741	160

IVERIC bio, Inc.*	68,050	1,656

Janux Therapeutics, Inc.*	8,551	103

Jounce Therapeutics, Inc.*	20,428	38

KalVista Pharmaceuticals, Inc.*	12,225	96

Karuna Therapeutics, Inc.*	16,213	2,945

Karyopharm Therapeutics, Inc.*	38,786	151

Keros Therapeutics, Inc.*	9,629	411

Kezar Life Sciences, Inc.*	26,402	83

Kiniksa Pharmaceuticals Ltd., Class A*	15,573	168

Kinnate Biopharma, Inc.*	14,660	92

Kodiak Sciences, Inc.*	16,566	103

Kronos Bio, Inc.*	20,568	30

Krystal Biotech, Inc.*	10,685	855

Kura Oncology, Inc.*	32,507	398

Kymera Therapeutics, Inc.*	18,931	561

Lexicon Pharmaceuticals, Inc.*	42,028	102

Lyell Immunopharma, Inc.*	86,905	205

MacroGenics, Inc.*	30,157	216

Madrigal Pharmaceuticals, Inc.*	6,339	1,536

MannKind Corp.*	127,435	522

MeiraGTx Holdings PLC*	16,876	87

Mersana Therapeutics, Inc.*	46,235	190

MiMedx Group, Inc.*	56,262	192

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Biotechnology – 6.6% continued

Mineralys Therapeutics, Inc.*	5,713	$89

Mirum Pharmaceuticals, Inc.*	9,177	220

Monte Rosa Therapeutics, Inc.*	14,957	117

Morphic Holding, Inc.*	12,869	484

Myriad Genetics, Inc.*	39,823	925

Nkarta, Inc.*	16,487	59

Nurix Therapeutics, Inc.*	23,255	207

Nuvalent, Inc., Class A*	10,073	263

Ocugen, Inc.*	108,796	93

Omniab, Inc.(1) *	3,016	1

Omniab, Inc. (NASDAQ Exchange)(1) *	3,016	2

Organogenesis Holdings, Inc.*	35,868	76

Outlook Therapeutics, Inc.*	70,651	77

Pardes Biosciences, Inc.*	16,706	22

PepGen, Inc.*	7,512	92

PMV Pharmaceuticals, Inc.*	18,429	88

Point Biopharma Global, Inc.*	42,738	311

Praxis Precision Medicines, Inc.*	19,393	16

Precigen, Inc.*	59,612	63

Prime Medicine, Inc.*	5,179	64

Prometheus Biosciences, Inc.*	17,353	1,862

Protagonist Therapeutics, Inc.*	23,241	535

Prothena Corp. PLC*	19,524	946

PTC Therapeutics, Inc.*	34,990	1,695

Rallybio Corp.*	9,112	52

RAPT Therapeutics, Inc.*	14,871	273

Recursion Pharmaceuticals, Inc., Class A*	68,389	456

REGENXBIO, Inc.*	20,089	380

Relay Therapeutics, Inc.*	42,632	702

Replimune Group, Inc.*	23,164	409

REVOLUTION Medicines, Inc.*	43,614	945

Rigel Pharmaceuticals, Inc.*	86,138	114

Rocket Pharmaceuticals, Inc.*	27,541	472

Sage Therapeutics, Inc.*	26,098	1,095

Sana Biotechnology, Inc.*	44,615	146

Sangamo Therapeutics, Inc.*	67,169	118

Seres Therapeutics, Inc.*	35,205	200

SpringWorks Therapeutics, Inc.*	18,023	464

Stoke Therapeutics, Inc.*	11,303	94

Sutro Biopharma, Inc.*	27,097	125

Syndax Pharmaceuticals, Inc.*	29,806	630

Talaris Therapeutics, Inc.*	12,419	23

Tango Therapeutics, Inc.*	23,333	92

See Notes to the Financial Statements.

EQUITY FUNDS   196   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Biotechnology – 6.6% continued

Tenaya Therapeutics, Inc.*	19,081	$54

TG Therapeutics, Inc.*	66,723	1,004

Travere Therapeutics, Inc.*	30,804	693

Twist Bioscience Corp.*	28,109	424

Tyra Biosciences, Inc.*	6,510	105

Vanda Pharmaceuticals, Inc.*	27,681	188

Vaxart, Inc.*	64,888	49

Vaxcyte, Inc.*	35,685	1,337

VBI Vaccines, Inc.*	96,377	29

Vera Therapeutics, Inc.*	9,907	77

Veracyte, Inc.*	35,889	800

Vericel Corp.*	23,623	693

Verve Therapeutics, Inc.*	23,396	337

Vir Biotechnology, Inc.*	36,328	845

Viridian Therapeutics, Inc.*	18,934	482

VistaGen Therapeutics, Inc.*	98,454	12

Xencor, Inc.*	28,754	802

Y-mAbs Therapeutics, Inc.*	18,580	93

Zentalis Pharmaceuticals, Inc.*	23,495	404

		76,912

Broadline Retail – 0.1%

1stdibs.com, Inc.*	11,754	47

Big Lots, Inc.	14,154	155

ContextLogic, Inc., Class A*	289,376	129

Dillard’s, Inc., Class A	1,996	614

Groupon, Inc.*	10,955	46

Qurate Retail, Inc., Class A*	175,319	173

		1,164

Building Products – 1.4%

AAON, Inc.	21,855	2,113

American Woodmark Corp.*	8,294	432

Apogee Enterprises, Inc.	11,167	483

AZZ, Inc.	12,281	507

Caesarstone Ltd.	11,410	47

CSW Industrials, Inc.	7,324	1,018

Gibraltar Industries, Inc.*	15,575	755

Griffon Corp.	21,985	704

Insteel Industries, Inc.	9,382	261

Janus International Group, Inc.*	40,884	403

JELD-WEN Holding, Inc.*	41,844	530

Masonite International Corp.*	11,172	1,014

PGT Innovations, Inc.*	28,923	726

Quanex Building Products Corp.	16,601	357

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Building Products – 1.4% continued

Resideo Technologies, Inc.*	72,570	$1,327

Simpson Manufacturing Co., Inc.	21,453	2,352

UFP Industries, Inc.	29,860	2,373

View, Inc.*	58,747	29

Zurn Elkay Water Solutions Corp.	61,779	1,320

		16,751

Capital Markets – 1.6%

Artisan Partners Asset Management,

Inc., Class A	30,111	963

Assetmark Financial Holdings, Inc.*	10,790	339

Associated Capital Group, Inc., Class A	858	32

Avantax, Inc.*	23,912	629

B. Riley Financial, Inc.	10,395	295

Bakkt Holdings, Inc.*	28,600	49

BGC Partners, Inc., Class A	157,914	826

Brightsphere Investment Group, Inc.	16,158	381

Cohen & Steers, Inc.	12,724	814

Diamond Hill Investment Group, Inc.	1,434	236

Donnelley Financial Solutions, Inc.*	12,693	519

Federated Hermes, Inc.	42,803	1,718

Focus Financial Partners, Inc., Class A*	28,897	1,499

GCM Grosvenor, Inc., Class A	20,565	161

Hamilton Lane, Inc., Class A	18,012	1,332

Houlihan Lokey, Inc.	25,332	2,216

MarketWise, Inc.*	8,007	15

Moelis & Co., Class A	31,945	1,228

Open Lending Corp., Class A*	52,785	372

Oppenheimer Holdings, Inc., Class A	3,931	154

Perella Weinberg Partners	18,456	168

Piper Sandler Cos.	8,727	1,210

PJT Partners, Inc., Class A	11,834	854

Sculptor Capital Management, Inc.	12,906	111

Silvercrest Asset Management Group, Inc., Class A	4,847	88

StepStone Group, Inc., Class A	27,287	662

StoneX Group, Inc.*	8,792	910

Value Line, Inc.	469	23

Victory Capital Holdings, Inc., Class A	7,854	230

Virtus Investment Partners, Inc.	3,478	662

WisdomTree, Inc.	68,128	399

		19,095

Chemicals – 2.2%

AdvanSix, Inc.	13,381	512

American Vanguard Corp.	14,059	308

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   197   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Chemicals – 2.2% continued

Amyris, Inc.*	101,240	$138

Aspen Aerogels, Inc.*	24,868	185

Avient Corp.	45,633	1,878

Balchem Corp.	15,879	2,008

Cabot Corp.	27,884	2,137

Chase Corp.	3,780	396

Danimer Scientific, Inc.*	45,160	156

Diversey Holdings Ltd.*	38,990	315

Ecovyst, Inc.*	41,592	460

FutureFuel Corp.	12,879	95

H.B. Fuller Co.	26,796	1,834

Hawkins, Inc.	9,708	425

Ingevity Corp.*	18,808	1,345

Innospec, Inc.	12,409	1,274

Intrepid Potash, Inc.*	5,552	153

Koppers Holdings, Inc.	10,164	356

Kronos Worldwide, Inc.	11,006	101

Livent Corp.*	81,285	1,766

LSB Industries, Inc.*	37,169	384

Mativ Holdings, Inc.	27,246	585

Minerals Technologies, Inc.	16,241	981

Origin Materials, Inc.*	52,489	224

Orion Engineered Carbons S.A.	30,280	790

Perimeter Solutions S.A.*	58,913	476

PureCycle Technologies, Inc.*	53,266	373

Quaker Chemical Corp.	6,789	1,344

Rayonier Advanced Materials, Inc.*	31,158	195

Sensient Technologies Corp.	20,883	1,599

Stepan Co.	10,703	1,103

Trinseo PLC	17,542	366

Tronox Holdings PLC	58,636	843

Valhi, Inc.	1,195	21

		25,126

Commercial Services & Supplies – 1.5%

ABM Industries, Inc.	33,299	1,496

ACCO Brands Corp.	46,080	245

ACV Auctions, Inc., Class A*	59,047	762

Aris Water Solutions, Inc., Class A	10,974	86

Brady Corp., Class A	22,450	1,206

BrightView Holdings, Inc.*	19,377	109

Brink’s (The) Co.	22,714	1,517

Casella Waste Systems, Inc., Class A*	24,884	2,057

Cimpress PLC*	8,869	389

CompX International, Inc.	741	13

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Commercial Services & Supplies – 1.5% continued

CoreCivic, Inc.*	57,377	$528

Deluxe Corp.	21,660	347

Ennis, Inc.	12,786	270

GEO Group (The), Inc.*	59,483	469

Harsco Corp.*	39,435	269

Healthcare Services Group, Inc.	37,085	514

Heritage-Crystal Clean, Inc.*	7,832	279

HNI Corp.	20,620	574

Interface, Inc.	28,814	234

KAR Auction Services, Inc.*	54,146	741

Kimball International, Inc., Class B	18,242	226

Li-Cycle Holdings Corp.*	68,538	386

Liquidity Services, Inc.*	12,238	161

Matthews International Corp., Class A	14,952	539

MillerKnoll, Inc.	38,145	780

Montrose Environmental Group, Inc.*	13,790	492

NL Industries, Inc.	4,134	25

Pitney Bowes, Inc.	86,851	338

Quad/Graphics, Inc.*	16,146	69

SP Plus Corp.*	10,071	345

Steelcase, Inc., Class A	43,646	368

UniFirst Corp.	7,506	1,323

Viad Corp.*	10,199	213

VSE Corp.	5,327	239

		17,609

Communications Equipment – 0.8%

ADTRAN Holdings, Inc.	38,515	611

Aviat Networks, Inc.*	5,611	193

Calix, Inc.*	28,864	1,547

Cambium Networks Corp.*	5,767	102

Casa Systems, Inc.*	17,507	22

Clearfield, Inc.*	6,357	296

CommScope Holding Co., Inc.*	102,860	655

Comtech Telecommunications Corp.	13,024	163

Digi International, Inc.*	17,475	589

DZS, Inc.*	9,954	78

Extreme Networks, Inc.*	63,301	1,210

Harmonic, Inc.*	46,095	672

Infinera Corp.*	96,865	752

Inseego Corp.*	43,492	25

NETGEAR, Inc.*	14,140	262

NetScout Systems, Inc.*	33,672	965

Ondas Holdings, Inc.*	18,356	20

See Notes to the Financial Statements.

EQUITY FUNDS   198   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Communications Equipment – 0.8% continued

Ribbon Communications, Inc.*	36,179	$124

Viavi Solutions, Inc.*	111,622	1,209

		9,495

Construction & Engineering – 1.7%

Ameresco, Inc., Class A*	15,966	786

API Group Corp.(2) *	103,138	2,319

Arcosa, Inc.	24,110	1,522

Argan, Inc.	6,237	252

Comfort Systems U.S.A., Inc.	17,675	2,580

Concrete Pumping Holdings, Inc.*	13,218	90

Construction Partners, Inc., Class A*	20,051	540

Dycom Industries, Inc.*	14,499	1,358

EMCOR Group, Inc.	23,576	3,833

Fluor Corp.*	71,103	2,198

Granite Construction, Inc.	22,163	910

Great Lakes Dredge & Dock Corp.*	32,604	177

IES Holdings, Inc.*	4,340	187

MYR Group, Inc.*	8,219	1,036

Northwest Pipe Co.*	4,909	153

Primoris Services Corp.	26,560	655

Sterling Infrastructure, Inc.*	14,725	558

Tutor Perini Corp.*	21,137	130

		19,284

Construction Materials – 0.2%

Summit Materials, Inc., Class A*	59,677	1,700

United States Lime & Minerals, Inc.	1,012	155

		1,855

Consumer Finance – 0.7%

Atlanticus Holdings Corp.*	2,113	57

Bread Financial Holdings, Inc.	25,151	763

Consumer Portfolio Services, Inc.*	4,826	52

Curo Group Holdings Corp.	11,044	19

Encore Capital Group, Inc.*	11,598	585

Enova International, Inc.*	15,453	687

EZCORP, Inc., Class A*	23,700	204

FirstCash Holdings, Inc.	18,761	1,789

Green Dot Corp., Class A*	23,535	404

LendingClub Corp.*	52,156	376

LendingTree, Inc.*	5,230	139

Moneylion, Inc.*	72,042	41

Navient Corp.	50,622	809

Nelnet, Inc., Class A	7,309	672

NerdWallet, Inc., Class A*	13,030	211

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Consumer Finance – 0.7% continued

Oportun Financial Corp.*	14,187	$55

OppFi, Inc.*	6,868	14

PRA Group, Inc.*	19,292	752

PROG Holdings, Inc.*	25,023	595

Regional Management Corp.	3,823	100

Sunlight Financial Holdings, Inc.*	11,774	4

World Acceptance Corp.*	1,950	162

		8,490

Consumer Staples Distribution & Retail – 0.6%

Andersons (The), Inc.	16,078	664

Boxed, Inc.*	27,914	5

Chefs’ Warehouse (The), Inc.*	17,087	582

HF Foods Group, Inc.*	18,262	72

Ingles Markets, Inc., Class A	7,119	632

Natural Grocers by Vitamin Cottage, Inc.	4,522	53

PriceSmart, Inc.	12,750	911

Rite Aid Corp.*	27,837	62

SpartanNash Co.	17,446	433

Sprouts Farmers Market, Inc.*	52,784	1,849

United Natural Foods, Inc.*	29,839	786

Village Super Market, Inc., Class A	4,243	97

Weis Markets, Inc.	8,230	697

		6,843

Containers & Packaging – 0.3%

Cryptyde, Inc.*	9,770	1

Greif, Inc., Class A	12,317	781

Greif, Inc., Class B	2,697	206

Myers Industries, Inc.	18,183	390

O-I Glass, Inc.*	76,827	1,745

Pactiv Evergreen, Inc.	21,738	174

Ranpak Holdings Corp.*	21,715	113

TriMas Corp.	20,968	584

		3,994

Distributors – 0.0%

Funko, Inc., Class A*	16,001	151

Weyco Group, Inc.	2,942	74

		225

Diversified Consumer Services – 1.0%

2U, Inc.*	38,018	260

Adtalem Global Education, Inc.*	22,475	868

American Public Education, Inc.*	9,396	51

Beachbody (The) Co., Inc.*	51,881	25

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   199   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Diversified Consumer Services – 1.0% continued

Carriage Services, Inc.	6,625	$202

Chegg, Inc.*	61,780	1,007

Coursera, Inc.*	57,203	659

Duolingo, Inc.*	11,991	1,710

European Wax Center, Inc., Class A	12,248	233

Frontdoor, Inc.*	41,477	1,156

Graham Holdings Co., Class B	1,847	1,101

Laureate Education, Inc.	67,330	792

Nerdy, Inc.*	28,079	117

OneSpaWorld Holdings Ltd.*	33,319	400

Perdoceo Education Corp.*	33,649	452

Rover Group, Inc.*	47,158	214

Strategic Education, Inc.	11,376	1,022

Stride, Inc.*	20,963	823

Udemy, Inc.*	36,620	323

Universal Technical Institute, Inc.*	16,441	121

WW International, Inc.*	26,938	111

		11,647

Diversified Real Estate Investment Trusts – 0.6%

Alexander & Baldwin, Inc.	36,272	686

American Assets Trust, Inc.	24,751	460

Armada Hoffler Properties, Inc.	33,594	397

Broadstone Net Lease, Inc.	86,145	1,465

CTO Realty Growth, Inc.	10,616	183

Empire State Realty Trust, Inc., Class A	66,583	432

Essential Properties Realty Trust, Inc.	70,150	1,743

Gladstone Commercial Corp.	19,723	249

Global Net Lease, Inc.	52,188	671

One Liberty Properties, Inc.	8,142	187

Star Holdings*	6,257	109

		6,582

Diversified Telecommunication Services – 0.7%

Anterix, Inc.*	9,197	304

ATN International, Inc.	5,459	223

Bandwidth, Inc., Class A*	11,635	177

Charge Enterprises, Inc.*	65,415	72

Cogent Communications Holdings, Inc.	21,558	1,374

Consolidated Communications Holdings, Inc.*	36,978	95

EchoStar Corp., Class A*	16,820	308

Globalstar, Inc.*	342,861	398

IDT Corp., Class B*	7,748	264

Iridium Communications, Inc.	62,409	3,865

Liberty Latin America Ltd., Class A*	19,058	158

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Diversified Telecommunication Services – 0.7% continued

Liberty Latin America Ltd., Class C*	73,096	$604

Ooma, Inc.*	11,532	144

Radius Global Infrastructure, Inc., Class A*	38,500	565

		8,551

Electric Utilities – 0.8%

ALLETE, Inc.	28,556	1,838

MGE Energy, Inc.	18,115	1,407

Otter Tail Corp.	20,470	1,479

PNM Resources, Inc.	42,596	2,074

Portland General Electric Co.	44,604	2,181

Via Renewables, Inc.	1,196	22

		9,001

Electrical Equipment – 1.5%

Allied Motion Technologies, Inc.	6,697	259

Array Technologies, Inc.*	75,141	1,644

Atkore, Inc.*	19,725	2,771

Babcock & Wilcox Enterprises, Inc.*	30,483	185

Blink Charging Co.*	20,562	178

Bloom Energy Corp., Class A*	89,722	1,788

Encore Wire Corp.	8,888	1,647

Energy Vault Holdings, Inc.*	40,989	88

EnerSys	20,479	1,779

Enovix Corp.*	53,736	801

ESS Tech, Inc.*	40,851	57

Fluence Energy, Inc.*	18,035	365

FTC Solar, Inc.*	21,511	48

FuelCell Energy, Inc.*	204,833	584

GrafTech International Ltd.	97,040	472

Heliogen, Inc.*	46,415	11

NEXTracker, Inc., Class A*	15,224	552

NuScale Power Corp.*	15,814	144

Powell Industries, Inc.	4,552	194

Preformed Line Products Co.	1,260	161

Shoals Technologies Group, Inc., Class A*	81,111	1,848

Stem, Inc.*	72,413	411

SunPower Corp.*	41,117	569

Thermon Group Holdings, Inc.*	16,559	413

TPI Composites, Inc.*	18,253	238

Vicor Corp.*	11,025	517

		17,724

See Notes to the Financial Statements.

EQUITY FUNDS   200   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Electronic Equipment, Instruments & Components – 2.6%

908 Devices, Inc.*	11,018	$95

Advanced Energy Industries, Inc.	18,847	1,847

Aeva Technologies, Inc.*	48,352	57

AEye, Inc.*	50,492	16

Akoustis Technologies, Inc.*	31,800	98

Arlo Technologies, Inc.*	43,658	264

Badger Meter, Inc.	14,573	1,775

Belden, Inc.	21,321	1,850

Benchmark Electronics, Inc.	17,473	414

Cepton, Inc.*	23,721	11

CTS Corp.	15,876	785

ePlus, Inc.*	13,275	651

Evolv Technologies Holdings, Inc.*	41,761	130

Fabrinet*	18,407	2,186

FARO Technologies, Inc.*	9,454	233

Focus Universal, Inc.*	13,475	34

Identiv, Inc.*	11,084	68

Insight Enterprises, Inc.*	15,750	2,252

Itron, Inc.*	22,622	1,254

Kimball Electronics, Inc.*	11,981	289

Knowles Corp.*	44,876	763

Lightwave Logic, Inc.*	56,649	296

Methode Electronics, Inc.	17,555	770

MicroVision, Inc.*	83,193	222

Mirion Technologies, Inc.*	68,588	586

Napco Security Technologies, Inc.*	15,539	584

nLight, Inc.*	22,183	226

Novanta, Inc.*	17,734	2,821

OSI Systems, Inc.*	8,020	821

Ouster, Inc.*	134,770	113

PAR Technology Corp.*	13,270	451

PC Connection, Inc.	5,649	254

Plexus Corp.*	13,785	1,345

Rogers Corp.*	9,409	1,538

Sanmina Corp.*	28,630	1,746

ScanSource, Inc.*	12,639	385

SmartRent, Inc.*	60,969	155

TTM Technologies, Inc.*	50,771	685

Vishay Intertechnology, Inc.	65,190	1,475

Vishay Precision Group, Inc.*	6,202	259

		29,804

Energy Equipment & Services – 2.0%

Archrock, Inc.	67,776	662

Borr Drilling Ltd.*	101,046	766

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Energy Equipment & Services – 2.0% continued

Bristow Group, Inc.*	11,676	$262

Cactus, Inc., Class A	31,089	1,282

ChampionX Corp.	99,882	2,710

Diamond Offshore Drilling, Inc.*	50,647	610

DMC Global, Inc.*	9,423	207

Dril-Quip, Inc.*	16,766	481

Expro Group Holdings N.V.*	43,032	790

Helix Energy Solutions Group, Inc.*	71,731	555

Helmerich & Payne, Inc.	51,593	1,844

Liberty Energy, Inc.	66,755	855

Nabors Industries Ltd.*	4,546	554

National Energy Services Reunited Corp.*	19,186	101

Newpark Resources, Inc.*	43,051	166

NexTier Oilfield Solutions, Inc.*	88,237	701

Noble Corp. PLC*	42,270	1,668

Oceaneering International, Inc.*	50,137	884

Oil States International, Inc.*	31,602	263

Patterson-UTI Energy, Inc.	107,681	1,260

ProFrac Holding Corp., Class A*	11,796	149

ProPetro Holding Corp.*	43,874	315

RPC, Inc.	37,164	286

Select Energy Services, Inc., Class A	35,766	249

Solaris Oilfield Infrastructure, Inc., Class A	15,790	135

TETRA Technologies, Inc.*	62,119	165

Tidewater, Inc.*	23,334	1,029

U.S. Silica Holdings, Inc.*	37,277	445

Valaris Ltd.*	30,541	1,987

Weatherford International PLC*	35,432	2,103

		23,484

Entertainment – 0.4%

Cinemark Holdings, Inc.*	54,658	808

IMAX Corp.*	23,563	452

Liberty Media Corp.-Liberty Braves, Class A*	5,057	175

Liberty Media Corp.-Liberty Braves, Class C*	18,931	638

Lions Gate Entertainment Corp., Class A*	29,394	325

Lions Gate Entertainment Corp., Class B*	57,756	600

Madison Square Garden Entertainment Corp.*	13,062	772

Marcus (The) Corp.	11,896	190

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   201   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Entertainment – 0.4% continued

Playstudios, Inc.*	39,864	$147

Reservoir Media, Inc.*	10,208	67

Skillz, Inc.*	157,544	93

Vivid Seats, Inc., Class A*	12,877	98

		4,365

Financial Services – 1.8%

Alerus Financial Corp.	7,629	122

A-Mark Precious Metals, Inc.	9,206	319

AvidXchange Holdings, Inc.*	73,514	573

Banco Latinoamericano de Comercio Exterior S.A., Class E	13,726	239

Cannae Holdings, Inc.*	34,775	702

Cantaloupe, Inc.*	29,422	168

Cass Information Systems, Inc.	6,741	292

Compass Diversified Holdings	31,004	592

Enact Holdings, Inc.	15,018	343

Essent Group Ltd.	52,860	2,117

EVERTEC, Inc.	30,613	1,033

Federal Agricultural Mortgage Corp., Class C	4,558	607

Finance of America Cos., Inc., Class A*	19,003	24

Flywire Corp.*	28,614	840

Home Point Capital, Inc.	3,894	7

I3 Verticals, Inc., Class A*	11,454	281

International Money Express, Inc.*	15,727	405

Jackson Financial, Inc., Class A	37,253	1,394

Marqeta, Inc., Class A*	217,882	996

Merchants Bancorp	7,914	206

MoneyGram International, Inc.*	47,120	491

Mr Cooper Group, Inc.*	34,544	1,415

NMI Holdings, Inc., Class A*	41,135	919

Payoneer Global, Inc.*	110,633	695

Paysafe Ltd.*	14,092	243

PennyMac Financial Services, Inc.	13,447	802

Priority Technology Holdings, Inc.*	9,147	33

Radian Group, Inc.	78,417	1,733

Remitly Global, Inc.*	50,208	851

Repay Holdings Corp.*	43,897	288

StoneCo Ltd., Class A*	139,042	1,326

SWK Holdings Corp.*	1,828	33

Velocity Financial, Inc.*	4,313	39

Walker & Dunlop, Inc.	15,385	1,172

Waterstone Financial, Inc.	9,513	144

		21,444

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Food Products – 1.3%

Alico, Inc.	3,553	$86

AppHarvest, Inc.*	52,467	32

B&G Foods, Inc.	35,408	550

Benson Hill, Inc.*	86,114	99

Beyond Meat, Inc.*	30,773	499

BRC, Inc., Class A*	13,625	70

Calavo Growers, Inc.	8,670	249

Cal-Maine Foods, Inc.	18,836	1,147

Fresh Del Monte Produce, Inc.	15,263	460

Hain Celestial Group (The), Inc.*	44,872	770

Hostess Brands, Inc.*	66,483	1,654

J&J Snack Foods Corp.	7,617	1,129

John B. Sanfilippo & Son, Inc.	4,464	433

Lancaster Colony Corp.	9,688	1,965

Lifecore Biomedical, Inc.*	13,155	50

Local Bounti Corp.*	32,500	26

Mission Produce, Inc.*	20,003	222

Seneca Foods Corp., Class A*	2,547	133

Simply Good Foods (The) Co.*	44,233	1,759

Sovos Brands, Inc.*	19,177	320

SunOpta, Inc.*	49,090	378

Tattooed Chef, Inc.*	24,553	35

Tootsie Roll Industries, Inc.	8,038	361

TreeHouse Foods, Inc.*	25,289	1,275

Utz Brands, Inc.	32,889	542

Vital Farms, Inc.*	14,912	228

Whole Earth Brands, Inc.*	20,368	52

		14,524

Gas Utilities – 1.1%

Brookfield Infrastructure Corp., Class A	48,818	2,249

Chesapeake Utilities Corp.	8,724	1,117

New Jersey Resources Corp.	48,011	2,554

Northwest Natural Holding Co.	17,367	826

ONE Gas, Inc.	26,959	2,136

Southwest Gas Holdings, Inc.	33,392	2,085

Spire, Inc.	25,400	1,781

		12,748

Ground Transportation – 0.7%

ArcBest Corp.	12,026	1,111

Bird Global, Inc., Class A*	83,176	23

Covenant Logistics Group, Inc.	4,704	167

Daseke, Inc.*	20,315	157

Heartland Express, Inc.	23,358	372

See Notes to the Financial Statements.

EQUITY FUNDS   202   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Ground Transportation – 0.7% continued

Marten Transport Ltd.	29,195	$612

P.A.M. Transportation Services, Inc.*	3,319	95

Saia, Inc.*	13,258	3,607

TuSimple Holdings, Inc., Class A*	70,106	103

Universal Logistics Holdings, Inc.	3,587	104

Werner Enterprises, Inc.	31,757	1,445

		7,796

Health Care Equipment & Supplies – 3.9%

Alphatec Holdings, Inc.*	36,366	567

AngioDynamics, Inc.*	18,589	192

Artivion, Inc.*	19,501	256

AtriCure, Inc.*	22,837	947

Atrion Corp.	679	426

Avanos Medical, Inc.*	23,179	689

Axogen, Inc.*	20,216	191

Axonics, Inc.*	24,419	1,332

Bioventus, Inc., Class A*	16,315	18

Butterfly Network, Inc.*	66,837	126

Cardiovascular Systems, Inc.*	20,490	407

Cerus Corp.*	86,774	258

CONMED Corp.	14,588	1,515

Cue Health, Inc.*	54,690	100

Cutera, Inc.*	8,359	197

Embecta Corp.	28,582	804

Figs, Inc., Class A*	63,926	396

Glaukos Corp.*	22,922	1,148

Haemonetics Corp.*	25,092	2,076

Heska Corp.*	4,827	471

Inari Medical, Inc.*	24,018	1,483

Inogen, Inc.*	11,475	143

Inspire Medical Systems, Inc.*	14,327	3,354

Integer Holdings Corp.*	16,509	1,279

iRadimed Corp.	3,541	139

iRhythm Technologies, Inc.*	15,038	1,865

Lantheus Holdings, Inc.*	34,128	2,818

LeMaitre Vascular, Inc.	9,746	502

LivaNova PLC*	26,906	1,173

Merit Medical Systems, Inc.*	27,849	2,059

Mesa Laboratories, Inc.	2,555	446

Nano-X Imaging Ltd.*	22,859	132

Neogen Corp.*	108,110	2,002

Nevro Corp.*	17,500	633

NuVasive, Inc.*	26,235	1,084

Omnicell, Inc.*	22,242	1,305

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Health Care Equipment & Supplies – 3.9% continued

OraSure Technologies, Inc.*	35,930	$217

Orthofix Medical, Inc.*	17,185	288

OrthoPediatrics Corp.*	7,579	336

Outset Medical, Inc.*	24,297	447

Owlet, Inc.*	38,225	12

Paragon 28, Inc.*	23,986	409

PROCEPT BioRobotics Corp.*	13,029	370

Pulmonx Corp.*	17,122	191

RxSight, Inc.*	11,421	191

Senseonics Holdings, Inc.*	236,620	168

Shockwave Medical, Inc.*	17,783	3,856

SI-BONE, Inc.*	17,061	336

Sight Sciences, Inc.*	10,949	96

Silk Road Medical, Inc.*	18,836	737

STAAR Surgical Co.*	23,872	1,527

Surmodics, Inc.*	6,853	156

Tactile Systems Technology, Inc.*	9,877	162

Tenon Medical, Inc.*	3,780	7

TransMedics Group, Inc.*	15,178	1,149

Treace Medical Concepts, Inc.*	18,126	457

UFP Technologies, Inc.*	3,423	444

Utah Medical Products, Inc.	1,718	163

Varex Imaging Corp.*	19,315	351

Vicarious Surgical, Inc.*	27,264	62

ViewRay, Inc.*	74,250	257

Zimvie, Inc.*	10,392	75

Zynex, Inc.*	10,742	129

		45,126

Health Care Providers & Services – 2.5%

23andMe Holding Co., Class A*	129,586	296

Accolade, Inc.*	32,963	474

AdaptHealth Corp.*	36,176	450

Addus HomeCare Corp.*	7,740	826

Agiliti, Inc.*	13,937	223

AirSculpt Technologies, Inc.	5,984	30

Alignment Healthcare, Inc.*	49,230	313

AMN Healthcare Services, Inc.*	21,579	1,790

Apollo Medical Holdings, Inc.*	19,494	711

ATI Physical Therapy, Inc.*	34,572	9

Aveanna Healthcare Holdings, Inc.*	21,313	22

Brookdale Senior Living, Inc.*	93,132	275

Cano Health, Inc.*	81,738	74

CareMax, Inc.*	29,350	78

Castle Biosciences, Inc.*	12,279	279

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   203   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Health Care Providers & Services – 2.5% continued

Clover Health Investments Corp.*	192,774	$163

Community Health Systems, Inc.*	62,570	307

CorVel Corp.*	4,331	824

Cross Country Healthcare, Inc.*	17,958	401

DocGo, Inc.*	41,339	358

Ensign Group (The), Inc.	26,860	2,566

Fulgent Genetics, Inc.*	10,491	328

GeneDx Holdings Corp.*	128,940	47

HealthEquity, Inc.*	41,478	2,435

Hims & Hers Health, Inc.*	60,769	603

Innovage Holding Corp.*	9,519	76

Invitae Corp.*	122,409	165

Joint (The) Corp.*	6,992	118

LifeStance Health Group, Inc.*	36,117	268

ModivCare, Inc.*	6,333	533

National HealthCare Corp.	6,287	365

National Research Corp.	7,042	306

NeoGenomics, Inc.*	63,050	1,098

Nutex Health, Inc.*	125,158	126

Oncology Institute (The), Inc.*	17,754	12

OPKO Health, Inc.*	201,636	294

Option Care Health, Inc.*	83,357	2,648

Owens & Minor, Inc.*	36,999	538

P3 Health Partners, Inc.*	12,727	14

Patterson Cos., Inc.	43,680	1,169

Pediatrix Medical Group, Inc.*	40,947	611

Pennant Group (The), Inc.*	12,952	185

PetIQ, Inc.*	13,491	154

Privia Health Group, Inc.*	25,798	712

Progyny, Inc.*	37,872	1,217

R1 RCM, Inc.*	75,328	1,130

RadNet, Inc.*	24,977	625

Select Medical Holdings Corp.	52,184	1,349

Surgery Partners, Inc.*	25,531	880

U.S. Physical Therapy, Inc.	6,434	630

		29,105

Health Care Real Estate Investment Trusts – 0.6%

CareTrust REIT, Inc.	49,171	963

Community Healthcare Trust, Inc.	11,864	434

Diversified Healthcare Trust	119,541	161

Global Medical REIT, Inc.	30,501	278

LTC Properties, Inc.	20,017	703

National Health Investors, Inc.	20,758	1,071

Physicians Realty Trust	113,538	1,695

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Health Care Real Estate Investment Trusts – 0.6% continued

Sabra Health Care REIT, Inc.	114,827	$1,321

Universal Health Realty Income Trust	6,425	309

		6,935

Health Care Technology – 0.5%

American Well Corp., Class A*	114,766	271

Babylon Holdings Ltd., Class A*	2,074	11

Computer Programs and Systems, Inc.*	6,990	211

Evolent Health, Inc., Class A*	41,096	1,334

Health Catalyst, Inc.*	27,494	321

HealthStream, Inc.*	12,072	327

Multiplan Corp.*	189,550	201

NextGen Healthcare, Inc.*	27,076	471

OptimizeRx Corp.*	8,441	123

Pear Therapeutics, Inc.*	34,025	9

Phreesia, Inc.*	24,642	796

Schrodinger, Inc.*	27,054	712

Sharecare, Inc.*	149,416	212

Simulations Plus, Inc.	7,804	343

Veradigm, Inc.*	53,974	704

		6,046

Hotel & Resort Real Estate Investment Trusts – 0.9%

Apple Hospitality REIT, Inc.	107,143	1,663

Ashford Hospitality Trust, Inc.*	17,304	56

Braemar Hotels & Resorts, Inc.	30,584	118

Chatham Lodging Trust	24,046	252

DiamondRock Hospitality Co.	105,240	856

Hersha Hospitality Trust, Class A	15,864	107

Pebblebrook Hotel Trust	65,133	914

RLJ Lodging Trust	80,357	852

Ryman Hospitality Properties, Inc.	26,894	2,413

Service Properties Trust	82,413	821

Summit Hotel Properties, Inc.	52,503	367

Sunstone Hotel Investors, Inc.	106,295	1,050

Xenia Hotels & Resorts, Inc.	57,347	751

		10,220

Hotels, Restaurants & Leisure – 2.7%

Accel Entertainment, Inc.*	28,011	255

Bally’s Corp.*	18,049	352

Biglari Holdings, Inc., Class B*	374	63

BJ’s Restaurants, Inc.*	11,413	333

Bloomin’ Brands, Inc.	43,422	1,114

Bluegreen Vacations Holding Corp.	4,716	129

Bowlero Corp.*	14,882	252

See Notes to the Financial Statements.

EQUITY FUNDS   204   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Hotels, Restaurants & Leisure – 2.7% continued

Brinker International, Inc.*	21,546	$819

Century Casinos, Inc.*	13,637	100

Cheesecake Factory (The), Inc.	24,282	851

Chuy’s Holdings, Inc.*	8,995	322

Cracker Barrel Old Country Store, Inc.	11,095	1,260

Dave & Buster’s Entertainment, Inc.*	21,276	783

Denny’s Corp.*	27,931	312

Dine Brands Global, Inc.	7,430	503

El Pollo Loco Holdings, Inc.	9,679	93

Everi Holdings, Inc.*	43,331	743

F45 Training Holdings, Inc.*	18,260	21

First Watch Restaurant Group, Inc.*	7,590	122

Full House Resorts, Inc.*	16,497	119

Golden Entertainment, Inc.*	10,119	440

Hilton Grand Vacations, Inc.*	42,856	1,904

Inspirato, Inc.*	10,211	10

Inspired Entertainment, Inc.*	10,684	137

International Game Technology PLC	48,852	1,309

Jack in the Box, Inc.	10,327	905

Krispy Kreme, Inc.	35,964	559

Kura Sushi U.S.A., Inc., Class A*	2,332	153

Life Time Group Holdings, Inc.*	21,038	336

Light & Wonder, Inc.*	47,105	2,829

Lindblad Expeditions Holdings, Inc.*	16,810	161

Monarch Casino & Resort, Inc.	6,682	495

NEOGAMES S.A.*	6,508	99

Noodles & Co.*	20,356	99

ONE Group Hospitality (The), Inc.*	11,314	92

Papa John’s International, Inc.	16,251	1,218

Portillo’s, Inc., Class A*	15,859	339

RCI Hospitality Holdings, Inc.	4,330	338

Red Rock Resorts, Inc., Class A	25,471	1,135

Rush Street Interactive, Inc.*	30,162	94

Ruth’s Hospitality Group, Inc.	15,871	261

Sabre Corp.*	163,639	702

SeaWorld Entertainment, Inc.*	19,780	1,213

Shake Shack, Inc., Class A*	18,791	1,043

Sonder Holdings, Inc.*	95,767	72

Sweetgreen, Inc., Class A*	44,555	349

Target Hospitality Corp.*	14,741	194

Texas Roadhouse, Inc.	33,552	3,626

Vacasa, Inc., Class A*	58,040	56

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Hotels, Restaurants & Leisure – 2.7% continued

Wingstop, Inc.	14,988	$2,751

Xponential Fitness, Inc., Class A*	10,184	309

		31,774

Household Durables – 1.9%

Aterian, Inc.*	33,250	29

Beazer Homes U.S.A., Inc.*	14,613	232

Cavco Industries, Inc.*	4,355	1,384

Century Communities, Inc.	14,159	905

Dream Finders Homes, Inc., Class A*	10,447	138

Ethan Allen Interiors, Inc.	11,330	311

GoPro, Inc., Class A*	64,724	326

Green Brick Partners, Inc.*	13,579	476

Helen of Troy Ltd.*	11,928	1,135

Hovnanian Enterprises, Inc., Class A*	2,348	159

Installed Building Products, Inc.	11,939	1,361

iRobot Corp.*	13,479	588

KB Home	37,743	1,516

Landsea Homes Corp.*	4,568	28

La-Z-Boy, Inc.	21,519	626

Legacy Housing Corp.*	4,385	100

LGI Homes, Inc.*	10,281	1,172

Lifetime Brands, Inc.	6,394	38

Lovesac (The) Co.*	7,005	202

M/I Homes, Inc.*	13,340	842

MDC Holdings, Inc.	28,986	1,127

Meritage Homes Corp.	18,116	2,115

Purple Innovation, Inc.*	30,679	81

Skyline Champion Corp.*	26,603	2,001

Snap One Holdings Corp.*	8,951	84

Sonos, Inc.*	64,052	1,257

Taylor Morrison Home Corp.*	52,239	1,999

Traeger, Inc.*	16,757	69

Tri Pointe Homes, Inc.*	50,548	1,280

Tupperware Brands Corp.*	22,275	56

Universal Electronics, Inc.*	6,072	62

Vizio Holding Corp., Class A*	34,591	317

Vuzix Corp.*	29,532	122

		22,138

Household Products – 0.3%

Central Garden & Pet Co.*	4,913	202

Central Garden & Pet Co., Class A*	20,090	785

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   205   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Household Products – 0.3% continued

Energizer Holdings, Inc.	35,451	$1,230

WD-40 Co.	6,845	1,219

		3,436

Independent Power & Renewable Electricity Producers – 0.5%

Altus Power, Inc.*	45,974	252

Clearway Energy, Inc., Class A	17,506	526

Clearway Energy, Inc., Class C	40,799	1,278

Montauk Renewables, Inc.*	32,344	255

Ormat Technologies, Inc.	26,230	2,223

Sunnova Energy International, Inc.*	49,867	779

		5,313

Industrial Conglomerates – 0.0%

Brookfield Business Corp., Class A	13,000	258

Industrial Real Estate Investment Trusts – 0.8%

Indus Realty Trust, Inc.	2,688	178

Industrial Logistics Properties Trust	32,427	100

Innovative Industrial Properties, Inc.	13,945	1,060

LXP Industrial Trust	136,400	1,406

Plymouth Industrial REIT, Inc.	18,911	397

STAG Industrial, Inc.	90,011	3,044

Terreno Realty Corp.	40,232	2,599

		8,784

Insurance – 2.2%

Ambac Financial Group, Inc.*	22,174	343

American Equity Investment Life Holding Co.	35,233	1,286

AMERISAFE, Inc.	9,563	468

Argo Group International Holdings Ltd.	15,904	466

Bright Health Group, Inc.*	97,368	22

BRP Group, Inc., Class A*	30,468	776

CNO Financial Group, Inc.	56,892	1,262

Crawford & Co., Class A	7,563	63

Donegal Group, Inc., Class A	7,781	119

eHealth, Inc.*	12,260	115

Employers Holdings, Inc.	13,605	567

Enstar Group Ltd.*	5,632	1,305

Genworth Financial, Inc., Class A*	246,414	1,237

Goosehead Insurance, Inc., Class A*	9,579	500

Greenlight Capital Re Ltd., Class A*	12,981	122

HCI Group, Inc.	3,136	168

Hippo Holdings, Inc.*	8,583	139

Horace Mann Educators Corp.	20,585	689

Investors Title Co.	652	99

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Insurance – 2.2% continued

James River Group Holdings Ltd.	18,408	$380

Kinsale Capital Group, Inc.	10,822	3,248

Lemonade, Inc.*	23,537	336

MBIA, Inc.*	24,008	222

Mercury General Corp.	13,387	425

National Western Life Group, Inc., Class A	1,135	275

NI Holdings, Inc.*	4,220	55

Oscar Health, Inc., Class A*	60,284	394

Palomar Holdings, Inc.*	12,155	671

ProAssurance Corp.	26,978	499

RLI Corp.	19,500	2,592

Root, Inc., Class A*	3,802	17

Safety Insurance Group, Inc.	7,124	531

Selective Insurance Group, Inc.	29,815	2,842

Selectquote, Inc.*	67,623	147

SiriusPoint Ltd.*	46,105	375

Skyward Specialty Insurance Group, Inc.*	4,819	105

Stewart Information Services Corp.	13,432	542

Tiptree, Inc.	12,421	181

Trean Insurance Group, Inc.*	11,420	70

Trupanion, Inc.*	19,382	831

United Fire Group, Inc.	10,705	284

Universal Insurance Holdings, Inc.	12,889	235

		25,003

Interactive Media & Services – 0.7%

Arena Group Holdings (The), Inc.*	5,759	24

Bumble, Inc., Class A*	50,241	982

Cargurus, Inc.*	51,161	956

Cars.com, Inc.*	33,119	639

DHI Group, Inc.*	20,857	81

Eventbrite, Inc., Class A*	39,217	336

EverQuote, Inc., Class A*	10,079	140

fuboTV, Inc.*	93,995	114

Leafly Holdings, Inc.*	13,684	5

MediaAlpha, Inc., Class A*	12,292	184

Outbrain, Inc.*	18,166	75

QuinStreet, Inc.*	25,433	404

Shutterstock, Inc.	12,005	872

TrueCar, Inc.*	43,878	101

Vimeo, Inc.*	71,814	275

Vinco Ventures, Inc.*	117,483	38

Wejo Group Ltd.*	29,245	14

See Notes to the Financial Statements.

EQUITY FUNDS   206   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Interactive Media & Services – 0.7% continued

Yelp, Inc.*	33,904	$1,041

Ziff Davis, Inc.*	22,753	1,776

ZipRecruiter, Inc., Class A*	36,555	583

		8,640

IT Services – 0.5%

BigCommerce Holdings, Inc., Class 1*	32,578	291

Brightcove, Inc.*	20,898	93

Cerberus Cyber Sentinel Corp.*	23,498	8

Cyxtera Technologies, Inc.*	18,216	6

DigitalOcean Holdings, Inc.*	35,027	1,372

Edgio, Inc.*	69,068	55

Fastly, Inc., Class A*	56,940	1,011

Grid Dynamics Holdings, Inc.*	26,915	308

Hackett Group (The), Inc.	11,057	204

Information Services Group, Inc.	17,613	90

Perficient, Inc.*	17,010	1,228

PFSweb, Inc.	8,524	36

Rackspace Technology, Inc.*	29,057	55

Squarespace, Inc., Class A*	15,307	486

Tucows, Inc., Class A*	4,957	96

Unisys Corp.*	33,157	129

		5,468

Leisure Products – 0.5%

Acushnet Holdings Corp.	16,673	849

AMMO, Inc.*	44,207	87

Clarus Corp.	14,387	136

Johnson Outdoors, Inc., Class A	2,669	168

Latham Group, Inc.*	21,451	61

Malibu Boats, Inc., Class A*	10,190	575

Marine Products Corp.	4,196	55

MasterCraft Boat Holdings, Inc.*	8,795	268

Smith & Wesson Brands, Inc.	22,815	281

Solo Brands, Inc., Class A*	11,032	79

Sturm Ruger & Co., Inc.	8,626	496

Topgolf Callaway Brands Corp.*	70,157	1,517

Vista Outdoor, Inc.*	27,986	776

		5,348

Life Sciences Tools & Services – 0.7%

AbCellera Biologics, Inc.*	103,750	782

Adaptive Biotechnologies Corp.*	55,782	493

Akoya Biosciences, Inc.*	7,822	64

Alpha Teknova, Inc.*	2,998	9

BioLife Solutions, Inc.*	16,879	367

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Life Sciences Tools & Services – 0.7% continued

Bionano Genomics, Inc.*	150,388	$167

Codexis, Inc.*	30,588	127

CryoPort, Inc.*	22,159	532

Cytek Biosciences, Inc.*	57,165	525

Inotiv, Inc.*	10,606	46

MaxCyte, Inc.*	43,431	215

Medpace Holdings, Inc.*	12,659	2,381

NanoString Technologies, Inc.*	23,183	229

Nautilus Biotechnology, Inc.*	23,302	65

OmniAb, Inc.*	38,686	142

Pacific Biosciences of California, Inc.*	123,801	1,434

PhenomeX, Inc.*	28,706	33

Quanterix Corp.*	16,939	191

Quantum-Si, Inc.*	46,101	81

Science 37 Holdings, Inc.*	32,193	9

Seer, Inc.*	25,986	100

Singular Genomics Systems, Inc.*	28,532	34

SomaLogic, Inc.*	74,769	191

		8,217

Machinery – 4.0%

3D Systems Corp.*	63,436	680

Alamo Group, Inc.	5,040	928

Albany International Corp., Class A	15,652	1,399

Astec Industries, Inc.	11,458	473

Barnes Group, Inc.	24,549	989

Berkshire Grey, Inc.*	24,781	34

Blue Bird Corp.*	8,794	180

Chart Industries, Inc.*	21,325	2,674

CIRCOR International, Inc.*	9,315	290

Columbus McKinnon Corp.	14,019	521

Desktop Metal, Inc., Class A*	134,264	309

Douglas Dynamics, Inc.	11,248	359

Energy Recovery, Inc.*	27,603	636

Enerpac Tool Group Corp.	28,719	732

EnPro Industries, Inc.	10,338	1,074

ESCO Technologies, Inc.	12,913	1,233

Evoqua Water Technologies Corp.*	58,804	2,924

Fathom Digital Manufacturing C*	5,150	3

Federal Signal Corp.	29,941	1,623

Franklin Electric Co., Inc.	23,115	2,175

Gorman-Rupp (The) Co.	11,414	285

Greenbrier (The) Cos., Inc.	16,012	515

Helios Technologies, Inc.	16,303	1,066

Hillenbrand, Inc.	34,751	1,652

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   207   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Machinery – 4.0% continued

Hillman Solutions Corp.*	67,378	$567

Hydrofarm Holdings Group, Inc.*	22,128	38

Hyliion Holdings Corp.*	68,763	136

Hyster-Yale Materials Handling, Inc.	5,449	272

Hyzon Motors, Inc.*	43,853	36

John Bean Technologies Corp.	15,861	1,733

Kadant, Inc.	5,815	1,213

Kennametal, Inc.	40,774	1,125

Lightning eMotors, Inc.*	22,104	6

Lindsay Corp.	5,455	824

Luxfer Holdings PLC	13,552	229

Manitowoc (The) Co., Inc.*	17,329	296

Markforged Holding Corp.*	56,454	54

Microvast Holdings, Inc.*	86,760	108

Miller Industries, Inc.	5,531	196

Mueller Industries, Inc.	28,066	2,062

Mueller Water Products, Inc., Class A	78,121	1,089

Nikola Corp.*	170,451	206

Omega Flex, Inc.	1,632	182

Proterra, Inc.*	112,175	170

Proto Labs, Inc.*	13,608	451

RBC Bearings, Inc.*	14,267	3,320

REV Group, Inc.	16,552	198

Sarcos Technology & Robotics Corp.*	56,295	27

Shyft Group (The), Inc.	17,302	394

SPX Technologies, Inc.*	21,965	1,550

Standex International Corp.	5,847	716

Tennant Co.	9,276	636

Terex Corp.	33,473	1,619

Titan International, Inc.*	25,740	270

Trinity Industries, Inc.	41,255	1,005

Velo3D, Inc.*	28,712	65

Wabash National Corp.	23,872	587

Watts Water Technologies, Inc., Class A	13,722	2,310

Xos, Inc.*	27,914	15

		46,459

Marine Transportation – 0.2%

Costamare, Inc.	26,539	250

Eagle Bulk Shipping, Inc.	6,753	307

Eneti, Inc.	11,173	105

Genco Shipping & Trading Ltd.	18,413	288

Golden Ocean Group Ltd.	61,708	587

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Marine Transportation – 0.2% continued

Matson, Inc.	18,762	$1,120

Safe Bulkers, Inc.	35,796	132

		2,789

Media – 0.7%

AdTheorent Holding Co., Inc.*	18,383	31

Advantage Solutions, Inc.*	41,222	65

AMC Networks, Inc., Class A*	15,199	267

Audacy, Inc.*	60,557	8

Boston Omaha Corp., Class A*	11,026	261

Cardlytics, Inc.*	16,078	55

Clear Channel Outdoor Holdings, Inc.*	184,765	222

Cumulus Media, Inc., Class A*	8,904	33

Daily Journal Corp.*	610	174

Entravision Communications Corp., Class A	29,719	180

EW Scripps (The) Co., Class A*	29,418	277

Gambling.com Group Ltd.*	4,504	45

Gannett Co., Inc.*	72,026	135

Gray Television, Inc.	41,214	359

iHeartMedia, Inc., Class A*	60,605	236

Innovid Corp.*	38,001	54

Integral Ad Science Holding Corp.*	19,193	274

John Wiley & Sons, Inc., Class A	21,522	834

Magnite, Inc.*	66,461	615

PubMatic, Inc., Class A*	21,650	299

Quotient Technology, Inc.*	45,461	149

Scholastic Corp.	14,537	498

Sinclair Broadcast Group, Inc., Class A	20,069	344

Stagwell, Inc.*	38,585	286

TechTarget, Inc.*	13,555	490

TEGNA, Inc.	111,019	1,877

Thryv Holdings, Inc.*	12,690	293

Urban One, Inc.*	3,977	30

Urban One, Inc. (NASDAQ Exchange)*	5,627	31

WideOpenWest, Inc.*	26,853	285

		8,707

Metals & Mining – 1.8%

5E Advanced Materials, Inc.*	19,203	104

Alpha Metallurgical Resources, Inc.	7,574	1,182

Arconic Corp.*	50,501	1,325

ATI, Inc.*	62,021	2,447

Carpenter Technology Corp.	23,968	1,073

Century Aluminum Co.*	26,111	261

See Notes to the Financial Statements.

EQUITY FUNDS   208   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Metals & Mining – 1.8% continued

Coeur Mining, Inc.*	139,552	$557

Commercial Metals Co.	58,422	2,857

Compass Minerals International, Inc.	17,191	590

Constellium S.E.*	63,322	968

Dakota Gold Corp.*	26,096	94

Haynes International, Inc.	6,111	306

Hecla Mining Co.	275,418	1,743

Hycroft Mining Holding Corp.*	76,658	33

Ivanhoe Electric, Inc.*	22,888	278

Kaiser Aluminum Corp.	7,930	592

Materion Corp.	10,145	1,177

Novagold Resources, Inc.*	119,764	745

Olympic Steel, Inc.	4,789	250

Piedmont Lithium, Inc.*	8,701	523

PolyMet Mining Corp.*	14,498	31

Ramaco Resources, Inc.	11,266	99

Ryerson Holding Corp.	9,765	355

Schnitzer Steel Industries, Inc., Class A	12,698	395

SunCoke Energy, Inc.	41,662	374

TimkenSteel Corp.*	22,232	408

Tredegar Corp.	13,691	125

Warrior Met Coal, Inc.	25,809	947

Worthington Industries, Inc.	15,764	1,019

		20,858

Mortgage Real Estate Investment Trusts – 1.1%

AFC Gamma, Inc.	8,181	99

Angel Oak Mortgage REIT, Inc.	6,087	44

Apollo Commercial Real Estate Finance, Inc.	70,682	658

Arbor Realty Trust, Inc.	82,058	943

Ares Commercial Real Estate Corp.	25,851	235

ARMOUR Residential REIT, Inc.	79,754	419

Blackstone Mortgage Trust, Inc., Class A	86,525	1,544

BrightSpire Capital, Inc.	47,036	277

Broadmark Realty Capital, Inc.	65,031	306

Chicago Atlantic Real Estate Finance, Inc.	2,650	36

Chimera Investment Corp.	116,469	657

Claros Mortgage Trust, Inc.	46,139	537

Dynex Capital, Inc.	25,802	313

Ellington Financial, Inc.	31,533	385

Franklin BSP Realty Trust, Inc.	41,642	497

Granite Point Mortgage Trust, Inc.	26,120	130

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Mortgage Real Estate Investment Trusts – 1.1% continued

Hannon Armstrong Sustainable

Infrastructure Capital, Inc.	43,314	$1,239

Invesco Mortgage Capital, Inc.	17,844	198

KKR Real Estate Finance Trust, Inc.	28,576	325

Ladder Capital Corp.	57,030	539

MFA Financial, Inc.	51,502	511

New York Mortgage Trust, Inc.	46,453	463

Nexpoint Real Estate Finance, Inc.	4,000	63

Orchid Island Capital, Inc.	18,025	193

PennyMac Mortgage Investment Trust	44,628	550

Ready Capital Corp.	35,993	366

Redwood Trust, Inc.	56,930	384

TPG RE Finance Trust, Inc.	34,471	250

Two Harbors Investment Corp.	47,996	706

		12,867

Multi-Utilities – 0.5%

Avista Corp.	37,042	1,573

Black Hills Corp.	32,398	2,044

NorthWestern Corp.	29,124	1,685

PNM Resources, Inc. - (Fractional Shares)(1)	50,000	—

Unitil Corp.	7,960	454

		5,756

Office Real Estate Investment Trusts – 0.4%

Brandywine Realty Trust	84,949	402

City Office REIT, Inc.	19,472	134

Corporate Office Properties Trust	56,471	1,339

Easterly Government Properties, Inc.	45,656	627

Equity Commonwealth	52,522	1,088

Franklin Street Properties Corp.	49,533	78

Office Properties Income Trust	23,997	295

Orion Office REIT, Inc.	28,487	191

Paramount Group, Inc.	93,747	427

Piedmont Office Realty Trust, Inc., Class A	61,544	449

Postal Realty Trust, Inc., Class A	9,034	138

		5,168

Oil, Gas & Consumable Fuels – 4.4%

Aemetis, Inc.*	15,133	35

Alto Ingredients, Inc.*	35,840	54

Amplify Energy Corp.*	18,004	124

Arch Resources, Inc.	7,449	979

Ardmore Shipping Corp.	20,593	306

Battalion Oil Corp.*	1,162	8

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   209   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Oil, Gas & Consumable Fuels – 4.4% continued

Berry Corp.	38,208	$300

California Resources Corp.	37,115	1,429

Callon Petroleum Co.*	24,672	825

Centrus Energy Corp., Class A*	5,348	172

Chord Energy Corp.	20,720	2,789

Civitas Resources, Inc.	36,984	2,528

Clean Energy Fuels Corp.*	84,964	370

CNX Resources Corp.*	83,622	1,340

Comstock Resources, Inc.	46,087	497

CONSOL Energy, Inc.	17,031	992

Crescent Energy Co., Class A	19,700	223

CVR Energy, Inc.	14,817	486

Delek U.S. Holdings, Inc.	34,824	799

Denbury, Inc.*	24,974	2,188

DHT Holdings, Inc.	68,771	743

Dorian LPG Ltd.	15,453	308

Earthstone Energy, Inc., Class A*	21,954	286

Empire Petroleum Corp.*	5,123	64

Energy Fuels, Inc.*	78,186	436

Equitrans Midstream Corp.	206,063	1,191

Excelerate Energy, Inc., Class A	9,358	207

FLEX LNG Ltd.	14,342	482

Frontline PLC	62,019	1,027

Gevo, Inc.*	98,270	151

Golar LNG Ltd.*	50,157	1,083

Green Plains, Inc.*	26,956	835

Gulfport Energy Corp.*	5,492	439

HighPeak Energy, Inc.	3,495	80

International Seaways, Inc.	24,458	1,019

Kinetik Holdings, Inc.	8,339	261

Kosmos Energy Ltd.*	226,416	1,685

Magnolia Oil & Gas Corp., Class A	87,542	1,915

Matador Resources Co.	56,259	2,681

Murphy Oil Corp.	73,506	2,718

NACCO Industries, Inc., Class A	2,042	74

NextDecade Corp.*	18,109	90

Nordic American Tankers Ltd.	103,132	408

Northern Oil and Gas, Inc.	33,168	1,007

Par Pacific Holdings, Inc.*	24,481	715

PBF Energy, Inc., Class A	59,147	2,565

Peabody Energy Corp.*	58,574	1,500

Permian Resources Corp.	117,914	1,238

Ranger Oil Corp., Class A	9,653	394

REX American Resources Corp.*	7,907	226

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Oil, Gas & Consumable Fuels – 4.4% continued

Riley Exploration Permian, Inc.	5,292	$201

Ring Energy, Inc.*	46,765	89

SandRidge Energy, Inc.*	16,019	231

Scorpio Tankers, Inc.	23,438	1,320

SFL Corp. Ltd.	57,490	546

SilverBow Resources, Inc.*	5,933	136

Sitio Royalties Corp., Class A	35,650	806

SM Energy Co.	60,304	1,698

Talos Energy, Inc.*	34,525	512

Teekay Corp.*	34,355	212

Teekay Tankers Ltd., Class A*	11,508	494

Tellurian, Inc.*	256,202	315

Uranium Energy Corp.*	180,232	519

Ur-Energy, Inc.*	105,179	112

VAALCO Energy, Inc.	53,198	241

Vertex Energy, Inc.*	27,182	269

Vital Energy, Inc.*	8,318	379

W&T Offshore, Inc.*	47,467	241

World Fuel Services Corp.	30,715	785

		51,378

Paper & Forest Products – 0.1%

Clearwater Paper Corp.*	8,419	281

Glatfelter Corp.	22,208	71

Sylvamo Corp.	16,914	783

		1,135

Passenger Airlines – 0.3%

Allegiant Travel Co.*	7,885	725

Blade Air Mobility, Inc.*	28,386	96

Frontier Group Holdings, Inc.*	18,742	184

Hawaiian Holdings, Inc.*	25,497	234

Joby Aviation, Inc.*	129,171	561

SkyWest, Inc.*	25,053	555

Spirit Airlines, Inc.	54,160	930

Sun Country Airlines Holdings, Inc.*	16,624	341

Wheels Up Experience, Inc.*	80,982	51

		3,677

Personal Care Products – 0.9%

Beauty Health (The) Co.*	43,212	546

BellRing Brands, Inc.*	66,990	2,278

Edgewell Personal Care Co.	25,818	1,095

elf Beauty, Inc.*	24,551	2,022

Herbalife Nutrition Ltd.*	49,058	790

Honest (The) Co., Inc.*	33,061	60

See Notes to the Financial Statements.

EQUITY FUNDS   210   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Personal Care Products – 0.9% continued

Inter Parfums, Inc.	8,994	$1,279

Medifast, Inc.	5,449	565

Nature’s Sunshine Products, Inc.*	6,611	67

Nu Skin Enterprises, Inc., Class A	24,625	968

Thorne HealthTech, Inc.*	6,731	31

USANA Health Sciences, Inc.*	5,613	353

Veru, Inc.*	32,664	38

		10,092

Pharmaceuticals – 1.7%

Aclaris Therapeutics, Inc.*	32,329	262

Amneal Pharmaceuticals, Inc.*	51,068	71

Amphastar Pharmaceuticals, Inc.*	19,168	719

Amylyx Pharmaceuticals, Inc.*	25,260	741

AN2 Therapeutics, Inc.*	5,608	55

ANI Pharmaceuticals, Inc.*	6,397	254

Arvinas, Inc.*	24,357	665

Atea Pharmaceuticals, Inc.*	38,079	128

Athira Pharma, Inc.*	16,897	42

Axsome Therapeutics, Inc.*	16,056	990

Cara Therapeutics, Inc.*	22,440	110

Cassava Sciences, Inc.*	19,085	460

Collegium Pharmaceutical, Inc.*	16,817	403

Corcept Therapeutics, Inc.*	43,277	937

DICE Therapeutics, Inc.*	17,713	507

Edgewise Therapeutics, Inc.*	18,908	126

Esperion Therapeutics, Inc.*	36,933	59

Evolus, Inc.*	17,668	149

EyePoint Pharmaceuticals, Inc.*	12,815	38

Fulcrum Therapeutics, Inc.*	25,100	72

Harmony Biosciences Holdings, Inc.*	13,125	429

Innoviva, Inc.*	31,638	356

Intra-Cellular Therapies, Inc.*	45,663	2,473

Ligand Pharmaceuticals, Inc.*	7,567	557

Liquidia Corp.*	23,909	165

Nektar Therapeutics*	90,791	64

NGM Biopharmaceuticals, Inc.*	20,033	82

Nuvation Bio, Inc.*	58,219	97

Ocular Therapeutix, Inc.*	38,751	204

Pacira BioSciences, Inc.*	22,502	918

Phathom Pharmaceuticals, Inc.*	12,257	88

Phibro Animal Health Corp., Class A	10,255	157

Prestige Consumer Healthcare, Inc.*	24,791	1,553

Provention Bio, Inc.*	31,646	763

Reata Pharmaceuticals, Inc., Class A*	13,838	1,258

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Pharmaceuticals – 1.7% continued

Relmada Therapeutics, Inc.*	13,534	$31

Revance Therapeutics, Inc.*	40,456	1,303

Scilex Holding Co.*	32,903	270

SIGA Technologies, Inc.	23,512	135

Supernus Pharmaceuticals, Inc.*	24,850	900

Tarsus Pharmaceuticals, Inc.*	9,163	115

Theravance Biopharma, Inc.*	32,636	354

Theseus Pharmaceuticals, Inc.*	8,503	76

Third Harmonic Bio, Inc.*	6,367	26

Ventyx Biosciences, Inc.*	12,478	418

Xeris Biopharma Holdings, Inc.*	66,988	109

		19,689

Professional Services – 2.4%

Alight, Inc., Class A*	191,899	1,767

ASGN, Inc.*	24,614	2,035

Atlas Technical Consultants, Inc.*	9,700	118

Barrett Business Services, Inc.	3,446	306

CBIZ, Inc.*	23,502	1,163

Conduent, Inc.*	84,954	291

CRA International, Inc.	3,494	377

CSG Systems International, Inc.	15,575	836

ExlService Holdings, Inc.*	16,184	2,619

Exponent, Inc.	25,362	2,528

First Advantage Corp.*	29,456	411

Forrester Research, Inc.*	5,651	183

Franklin Covey Co.*	6,104	235

Heidrick & Struggles International, Inc.	9,814	298

HireRight Holdings Corp.*	10,630	113

Huron Consulting Group, Inc.*	9,768	785

IBEX Holdings Ltd.*	4,513	110

ICF International, Inc.	9,165	1,005

Insperity, Inc.	17,908	2,177

Kelly Services, Inc., Class A	16,906	281

Kforce, Inc.	9,905	626

Korn Ferry	26,064	1,349

Legalzoom.com, Inc.*	48,138	452

Maximus, Inc.	30,262	2,382

NV5 Global, Inc.*	6,793	706

Planet Labs PBC*	96,338	379

Red Violet, Inc.*	4,898	86

Resources Connection, Inc.	16,170	276

Skillsoft Corp.*	40,417	81

Spire Global, Inc.*	62,856	42

Sterling Check Corp.*	11,964	133

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   211   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Professional Services – 2.4% continued

TriNet Group, Inc.*	18,767	$1,513

TrueBlue, Inc.*	16,147	287

TTEC Holdings, Inc.	9,431	351

Upwork, Inc.*	60,942	690

Verra Mobility Corp.*	70,293	1,189

Willdan Group, Inc.*	5,847	91

		28,271

Real Estate Management & Development – 0.6%

American Realty Investors, Inc.*	789	21

Anywhere Real Estate, Inc.*	53,761	284

Compass, Inc., Class A*	136,878	442

Cushman & Wakefield PLC*	79,772	841

DigitalBridge Group, Inc.	79,222	950

Doma Holdings, Inc.*	67,913	28

Douglas Elliman, Inc.	37,666	117

eXp World Holdings, Inc.	34,885	443

Forestar Group, Inc.*	9,204	143

FRP Holdings, Inc.*	3,342	193

Kennedy-Wilson Holdings, Inc.	59,170	982

Marcus & Millichap, Inc.	12,590	404

Newmark Group, Inc., Class A	67,931	481

Offerpad Solutions, Inc.*	32,969	17

RE/MAX Holdings, Inc., Class A	8,885	167

Redfin Corp.*	53,308	483

RMR Group (The), Inc., Class A	7,636	200

St. Joe (The) Co.	17,269	718

Stratus Properties, Inc.	2,908	58

Tejon Ranch Co.*	10,380	190

Transcontinental Realty Investors, Inc.*	610	26

		7,188

Residential Real Estate Investment Trusts – 0.5%

Apartment Investment and

Management Co., Class A	75,183	578

Bluerock Homes Trust, Inc.*	1,956	39

BRT Apartments Corp.	6,014	119

Centerspace	7,536	412

Clipper Realty, Inc.	5,941	34

Elme Communities	43,787	782

Independence Realty Trust, Inc.	112,120	1,797

NexPoint Residential Trust, Inc.	11,358	496

UMH Properties, Inc.	26,164	387

Veris Residential, Inc.*	43,240	633

		5,277

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Retail Real Estate Investment Trusts – 1.5%

Acadia Realty Trust	46,646	$651

Agree Realty Corp.	43,778	3,004

Alexander’s, Inc.	1,070	207

CBL & Associates Properties, Inc.	13,353	342

Getty Realty Corp.	21,165	763

InvenTrust Properties Corp.	33,979	795

Kite Realty Group Trust	108,855	2,277

Macerich (The) Co.	107,126	1,135

Necessity Retail REIT (The), Inc.	66,866	420

NETSTREIT Corp.	27,581	504

Phillips Edison & Co., Inc.	58,415	1,905

Retail Opportunity Investments Corp.	59,786	835

RPT Realty	42,500	404

Saul Centers, Inc.	5,942	232

SITE Centers Corp.	95,492	1,173

Tanger Factory Outlet Centers, Inc.	50,335	988

Urban Edge Properties	57,317	863

Urstadt Biddle Properties, Inc., Class A	13,898	244

Whitestone REIT	23,345	215

		16,957

Semiconductors & Semiconductor Equipment – 3.0%

ACM Research, Inc., Class A*	24,001	281

Alpha & Omega Semiconductor Ltd.*	11,059	298

Ambarella, Inc.*	18,550	1,436

Amkor Technology, Inc.	50,924	1,325

Atomera, Inc.*	10,235	65

Axcelis Technologies, Inc.*	16,387	2,184

AXT, Inc.*	20,511	82

CEVA, Inc.*	11,424	348

Cohu, Inc.*	23,586	905

Credo Technology Group Holding Ltd.*	48,351	455

Diodes, Inc.*	22,329	2,071

FormFactor, Inc.*	38,630	1,230

Ichor Holdings Ltd.*	14,035	460

Impinj, Inc.*	10,775	1,460

indie Semiconductor, Inc., Class A*	52,732	556

Kulicke & Soffa Industries, Inc.	27,734	1,461

MACOM Technology Solutions Holdings, Inc.*	27,024	1,914

MaxLinear, Inc.*	36,510	1,286

Meta Materials, Inc.(3) *	1	—

Onto Innovation, Inc.*	24,711	2,172

PDF Solutions, Inc.*	15,091	640

Photronics, Inc.*	30,038	498

See Notes to the Financial Statements.

EQUITY FUNDS   212   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Semiconductors & Semiconductor Equipment – 3.0% continued

Power Integrations, Inc.	28,434	$2,407

Rambus, Inc.*	53,380	2,736

Rigetti Computing, Inc.*	40,297	29

Semtech Corp.*	31,714	766

Silicon Laboratories, Inc.*	15,788	2,764

SiTime Corp.*	8,135	1,157

SkyWater Technology, Inc.*	5,643	64

SMART Global Holdings, Inc.*	24,119	416

Synaptics, Inc.*	19,891	2,211

Transphorm, Inc.*	11,400	46

Ultra Clean Holdings, Inc.*	22,359	741

Veeco Instruments, Inc.*	25,407	537

		35,001

Software – 5.0%

8x8, Inc.*	55,989	233

A10 Networks, Inc.	32,099	497

ACI Worldwide, Inc.*	56,199	1,516

Adeia, Inc.	52,308	463

Agilysys, Inc.*	9,825	811

Alarm.com Holdings, Inc.*	24,126	1,213

Alkami Technology, Inc.*	18,139	230

Altair Engineering, Inc., Class A*	26,046	1,878

American Software, Inc., Class A	15,696	198

Amplitude, Inc., Class A*	28,027	349

Appfolio, Inc., Class A*	9,861	1,228

Appian Corp., Class A*	20,078	891

Applied Digital Corp.*	34,068	76

Arteris, Inc.*	8,820	37

Asana, Inc., Class A*	36,549	772

AvePoint, Inc.*	65,490	270

Blackbaud, Inc.*	23,129	1,603

Blackline, Inc.*	27,723	1,862

Blend Labs, Inc., Class A*	94,844	94

Box, Inc., Class A*	69,795	1,870

C3.ai, Inc., Class A*	29,789	1,000

Cerence, Inc.*	20,080	564

Cipher Mining, Inc.*	19,005	44

Cleanspark, Inc.*	34,967	97

Clear Secure, Inc., Class A	32,537	852

CommVault Systems, Inc.*	22,169	1,258

Consensus Cloud Solutions, Inc.*	9,407	321

Couchbase, Inc.*	14,248	200

CS Disco, Inc.*	11,270	75

Cvent Holding Corp.*	22,517	188

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Software – 5.0% continued

Digimarc Corp.*	6,864	$135

Digital Turbine, Inc.*	47,114	582

Domo, Inc., Class B*	15,589	221

E2open Parent Holdings, Inc.*	99,777	581

Ebix, Inc.	13,279	175

eGain Corp.*	10,594	80

Enfusion, Inc., Class A*	13,405	141

EngageSmart, Inc.*	17,807	343

Envestnet, Inc.*	27,576	1,618

Everbridge, Inc.*	20,088	696

EverCommerce, Inc.*	12,006	127

ForgeRock, Inc., Class A*	21,734	448

Greenidge Generation Holdings, Inc.*	6,811	3

Instructure Holdings, Inc.*	8,691	225

Intapp, Inc.*	7,236	324

InterDigital, Inc.	14,877	1,085

IronNet, Inc.*	31,007	11

Kaleyra, Inc.*	4,166	7

Latch, Inc.*	53,753	41

LivePerson, Inc.*	35,279	156

LiveRamp Holdings, Inc.*	31,514	691

LiveVox Holdings, Inc.*	11,373	35

Marathon Digital Holdings, Inc.*	58,686	512

Matterport, Inc.*	112,383	307

MeridianLink, Inc.*	11,453	198

MicroStrategy, Inc., Class A*	4,832	1,412

Mitek Systems, Inc.*	21,296	204

Model N, Inc.*	18,730	627

Momentive Global, Inc.*	65,346	609

N-able, Inc.*	34,237	452

NextNav, Inc.*	33,637	68

Olo, Inc., Class A*	44,970	367

ON24, Inc.*	20,841	183

OneSpan, Inc.*	19,920	349

PagerDuty, Inc.*	43,056	1,506

Porch Group, Inc.*	41,203	59

PowerSchool Holdings, Inc., Class A*	22,928	454

Progress Software Corp.	21,530	1,237

PROS Holdings, Inc.*	20,580	564

Q2 Holdings, Inc.*	27,984	689

Qualys, Inc.*	19,229	2,500

Rapid7, Inc.*	29,400	1,350

Rimini Street, Inc.*	24,539	101

Riot Platforms, Inc.*	79,453	794

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   213   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Software – 5.0% continued

Sapiens International Corp. N.V.	16,027	$348

SecureWorks Corp., Class A*	4,891	42

ShotSpotter, Inc.*	4,479	176

SolarWinds Corp.*	24,119	207

Sprout Social, Inc., Class A*	23,488	1,430

SPS Commerce, Inc.*	18,123	2,760

Sumo Logic, Inc.*	59,026	707

Telos Corp.*	27,153	69

Tenable Holdings, Inc.*	55,907	2,656

Terawulf, Inc.*	28,559	27

Upland Software, Inc.*	14,782	64

Varonis Systems, Inc.*	53,514	1,392

Verint Systems, Inc.*	32,214	1,200

Veritone, Inc.*	15,654	91

Viant Technology, Inc., Class A*	7,009	30

Weave Communications, Inc.*	15,780	78

WM Technology, Inc.*	37,681	32

Workiva, Inc.*	23,820	2,439

Xperi, Inc.*	21,029	230

Yext, Inc.*	55,543	534

Zeta Global Holdings Corp., Class A*	55,847	605

Zuora, Inc., Class A*	63,239	625

		58,699

Specialized Real Estate Investment Trusts – 0.5%

Farmland Partners, Inc.	24,945	267

Four Corners Property Trust, Inc.	41,928	1,126

Gladstone Land Corp.	16,187	269

iStar, Inc.	20,052	589

Outfront Media, Inc.	72,787	1,181

PotlatchDeltic Corp.	39,653	1,963

Uniti Group, Inc.	119,050	423

		5,818

Specialty Retail – 2.7%

1-800-Flowers.com, Inc., Class A*	12,272	141

Aaron’s (The) Co., Inc.	15,204	147

Abercrombie & Fitch Co., Class A*	24,396	677

Academy Sports & Outdoors, Inc.	38,049	2,483

aka Brands Holding Corp.*	5,265	3

American Eagle Outfitters, Inc.	76,588	1,029

America’s Car-Mart, Inc.*	2,962	235

Arko Corp.	41,819	355

Asbury Automotive Group, Inc.*	11,062	2,323

BARK, Inc.*	50,980	74

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Specialty Retail – 2.7% continued

Bed Bath & Beyond, Inc.*	38,498	$16

Big 5 Sporting Goods Corp.	10,778	83

Boot Barn Holdings, Inc.*	14,801	1,134

Buckle (The), Inc.	15,178	542

Build-A-Bear Workshop, Inc.	6,802	158

Caleres, Inc.	16,798	363

Camping World Holdings, Inc., Class A	19,557	408

CarParts.com, Inc.*	25,517	136

Cato (The) Corp., Class A	8,967	79

Chico’s FAS, Inc.*	61,495	338

Children’s Place (The), Inc.*	5,780	233

Citi Trends, Inc.*	4,064	77

Conn’s, Inc.*	6,440	39

Container Store Group (The), Inc.*	16,363	56

Designer Brands, Inc., Class A	24,218	212

Destination XL Group, Inc.*	28,794	159

Duluth Holdings, Inc., Class B*	6,586	42

EVgo, Inc.*	33,978	265

Express, Inc.*	32,097	25

Foot Locker, Inc.	40,451	1,605

Franchise Group, Inc.	13,053	356

Genesco, Inc.*	5,866	216

Group 1 Automotive, Inc.	7,036	1,593

GrowGeneration Corp.*	28,950	99

Guess?, Inc.	15,593	303

Haverty Furniture Cos., Inc.	7,266	232

Hibbett, Inc.	6,379	376

JOANN, Inc.	5,420	9

Lands’ End, Inc.*	7,650	74

LL Flooring Holdings, Inc.*	14,496	55

Lulu’s Fashion Lounge Holdings, Inc.*	8,326	20

MarineMax, Inc.*	10,607	305

Monro, Inc.	15,634	773

Murphy U.S.A., Inc.	10,097	2,605

National Vision Holdings, Inc.*	39,385	742

ODP (The) Corp.*	20,067	903

OneWater Marine, Inc., Class A*	5,670	159

Overstock.com, Inc.*	21,371	433

PetMed Express, Inc.	10,066	163

RealReal (The), Inc.*	44,453	56

Rent the Runway, Inc., Class A*	23,705	68

Revolve Group, Inc.*	20,509	539

RumbleON, Inc., Class B*	5,305	32

Sally Beauty Holdings, Inc.*	53,642	836

See Notes to the Financial Statements.

EQUITY FUNDS   214   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Specialty Retail – 2.7% continued

Shoe Carnival, Inc.	8,224	$211

Signet Jewelers Ltd.	22,320	1,736

Sleep Number Corp.*	10,687	325

Sonic Automotive, Inc., Class A	9,037	491

Sportsman’s Warehouse Holdings, Inc.*	17,849	151

Stitch Fix, Inc., Class A*	41,834	214

ThredUp, Inc., Class A*	29,208	74

Tile Shop Holdings, Inc.*	15,694	74

Tilly’s, Inc., Class A*	11,385	88

Torrid Holdings, Inc.*	7,235	32

TravelCenters of America, Inc.*	6,341	548

Upbound Group, Inc.	25,050	614

Urban Outfitters, Inc.*	31,991	887

Warby Parker, Inc., Class A*	41,802	443

Winmark Corp.	1,407	451

Zumiez, Inc.*	7,800	144

		30,867

Technology Hardware, Storage & Peripherals – 0.4%

Avid Technology, Inc.*	17,430	558

CompoSecure, Inc.*	3,906	29

Corsair Gaming, Inc.*	19,856	364

Diebold Nixdorf, Inc.*	36,318	44

Eastman Kodak Co.*	28,380	116

IonQ, Inc.*	59,473	366

Super Micro Computer, Inc.*	23,475	2,501

Turtle Beach Corp.*	7,717	77

Xerox Holdings Corp.	57,281	882

		4,937

Textiles, Apparel & Luxury Goods – 0.8%

Allbirds, Inc., Class A*	48,629	58

Crocs, Inc.*	30,361	3,839

Ermenegildo Zegna N.V.	29,938	408

Fossil Group, Inc.*	23,510	75

G-III Apparel Group Ltd.*	21,587	336

Kontoor Brands, Inc.	27,853	1,348

Movado Group, Inc.	7,365	212

Oxford Industries, Inc.	7,424	784

PLBY Group, Inc.*	19,126	38

Rocky Brands, Inc.	3,419	79

Steven Madden Ltd.	38,572	1,388

Superior Group of Cos., Inc.	5,816	46

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Textiles, Apparel & Luxury Goods – 0.8% continued

Unifi, Inc.*	7,143	$58

Wolverine World Wide, Inc.	38,749	661

		9,330

Tobacco – 0.1%

22nd Century Group, Inc.*	81,219	62

Turning Point Brands, Inc.	7,411	156

Universal Corp.	12,099	640

Vector Group Ltd.	72,017	865

		1,723

Trading Companies & Distributors – 1.7%

Alta Equipment Group, Inc.	10,326	164

Applied Industrial Technologies, Inc.	19,118	2,717

Beacon Roofing Supply, Inc.*	25,792	1,518

BlueLinx Holdings, Inc.*	4,402	299

Boise Cascade Co.	19,833	1,254

Custom Truck One Source, Inc.*	29,915	203

Distribution Solutions Group, Inc.*	2,500	114

DXP Enterprises, Inc.*	7,642	206

GATX Corp.	17,490	1,924

Global Industrial Co.	6,476	174

GMS, Inc.*	20,785	1,203

H&E Equipment Services, Inc.	16,028	709

Herc Holdings, Inc.	12,610	1,436

Hudson Technologies, Inc.*	21,759	190

Karat Packaging, Inc.	2,790	37

McGrath RentCorp	12,166	1,135

MRC Global, Inc.*	41,712	405

NOW, Inc.*	55,418	618

Rush Enterprises, Inc., Class A	20,860	1,139

Rush Enterprises, Inc., Class B	3,310	198

Textainer Group Holdings Ltd.	21,837	701

Titan Machinery, Inc.*	10,181	310

Transcat, Inc.*	3,567	319

Triton International Ltd.	29,036	1,836

Veritiv Corp.	6,479	876

Xometry, Inc., Class A*	17,140	257

		19,942

Water Utilities – 0.5%

American States Water Co.	18,402	1,636

Artesian Resources Corp., Class A	4,100	227

California Water Service Group	27,028	1,573

Global Water Resources, Inc.	6,816	85

Middlesex Water Co.	8,702	680

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   215   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.4% continued

Water Utilities – 0.5% continued

Pure Cycle Corp.*	9,801	$92

SJW Group	13,420	1,021

York Water (The) Co.	7,088	317

		5,631

Wireless Telecommunication Services – 0.1%

Gogo, Inc.*	24,739	359

KORE Group Holdings, Inc.*	20,758	25

Shenandoah Telecommunications Co.	24,229	461

Telephone and Data Systems, Inc.	50,488	530

United States Cellular Corp.*	7,328	152

		1,527

Total Common Stocks

(Cost $876,066)		1,155,821

RIGHTS – 0.0%

Biotechnology – 0.0%

Chinook Therapeutics, Inc. (Contingent Value Rights)(1) *	7,412	—

Oncternal Therapeutics, Inc. (Contingent Value Rights)(1) (4) *	398	—

Tobira Therapeutics, Inc. (Contingent Value Rights)(1) (4) *	5,175	42

		42

Metals & Mining – 0.0%

PolyMet Mining Corp.(3) *	14,498	—

Total Rights

(Cost $40)		42

OTHER – 0.0%

Escrow DLB Oil & Gas, Inc.(1) *	1,200	—

Escrow Fresh Market (The), Inc.(1) *	24,619	—

Escrow Petrocorp, Inc.(1) *	420	—

Total Other

(Cost $—)		—

INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(5) (6)	3,474,552	3,475

Total Investment Companies

(Cost $3,475)		3,475

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 4.46%, 5/11/23(7) (8)	$2,260	$2,249

Total Short-Term Investments

(Cost $2,249)		2,249

Total Investments – 99.9%

(Cost $881,830)		1,161,587

Other Assets less Liabilities – 0.1%		1,490

NET ASSETS – 100.0%		$1,163,077

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Value rounds to less than one thousand.

(4)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of this restricted illiquid security amounted to approximately $42,000 or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Oncternal Therapeutics, Inc. (Contingent Value Rights)	6/10/19	$—

Tobira Therapeutics, Inc. (Contingent Value Rights)	11/2/16	40

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(6)	7-day current yield as of March 31, 2023 is disclosed.

(7)	Discount rate at the time of purchase.

(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS   216   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	75	$6,801	Long	6/23	$229

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	99.4%

Rights	0.0%

Other	0.0%

Investment Companies	0.3%

Short-Term Investments	0.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Biotechnology	$76,909	$—	$3	$76,912

All Other Industries(1)	1,078,909	—	—	1,078,909

Total Common Stocks	1,155,818	—	3	1,155,821

Rights(1)	—	—	42	42

Investment Companies	3,475	—	—	3,475

Short-Term Investments	—	2,249	—	2,249

Total Investments	$1,159,293	$2,249	$45	$1,161,587
OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$229	$—	$—	$229

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   217   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.9%

Aerospace & Defense – 1.0%

AAR Corp.*	54,999	$3,000

Moog, Inc., Class A	134,917	13,593

		16,593

Automobile Components – 0.8%

Adient PLC*	131,290	5,378

Dana, Inc.	41,622	626

Modine Manufacturing Co.*	44,230	1,019

Standard Motor Products, Inc.	129,572	4,783

Visteon Corp.*	3,640	571

		12,377

Banks – 15.5%

1st Source Corp.	15,496	669

Amalgamated Financial Corp.	45,494	805

Atlantic Union Bankshares Corp.	132,849	4,656

Axos Financial, Inc.*	160,171	5,913

BancFirst Corp.	98,081	8,151

Bancorp (The), Inc.*	89,217	2,485

Bank of NT Butterfield & Son (The) Ltd.	47,309	1,277

Banner Corp.	56,848	3,091

Berkshire Hills Bancorp, Inc.	68,789	1,724

Brookline Bancorp, Inc.	166,926	1,753

Cadence Bank	208,698	4,333

Cathay General Bancorp	184,369	6,364

Central Pacific Financial Corp.	71,236	1,275

City Holding Co.	104,356	9,484

Civista Bancshares, Inc.	22,966	388

CNB Financial Corp.	29,482	566

Columbia Banking System, Inc.	349,917	7,495

Community Trust Bancorp, Inc.	134,603	5,108

ConnectOne Bancorp, Inc.	56,228	994

CVB Financial Corp.	206,439	3,443

Dime Community Bancshares, Inc.	27,972	636

Eagle Bancorp, Inc.	77,018	2,578

Enterprise Financial Services Corp.	85,316	3,804

Financial Institutions, Inc.	61,256	1,181

First Bancorp	75,244	2,673

First BanCorp (New York Exchange)	765,393	8,741

First Business Financial Services, Inc.	28,087	857

First Commonwealth Financial Corp.	264,016	3,282

First Community Bankshares, Inc.	25,345	635

First Financial Bancorp	195,193	4,249

First Financial Corp.	98,776	3,702

First Merchants Corp.	89,052	2,934

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.9% continued

Banks – 15.5% continued

First Mid Bancshares, Inc.	23,675	$644

Fulton Financial Corp.	205,109	2,835

Glacier Bancorp, Inc.	55,711	2,340

Great Southern Bancorp, Inc.	36,154	1,832

Hancock Whitney Corp.	213,545	7,773

Heritage Financial Corp.	68,156	1,459

Hilltop Holdings, Inc.	127,873	3,794

Home Bancorp, Inc.	12,898	426

Home BancShares, Inc.	376,102	8,165

HomeStreet, Inc.	65,695	1,182

Horizon Bancorp, Inc.	62,047	686

Independent Bank Corp.	149,558	9,814

Independent Bank Corp. (NASDAQ Exchange)	31,347	557

International Bancshares Corp.	134,622	5,764

Lakeland Bancorp, Inc.	270,565	4,232

Lakeland Financial Corp.	131,867	8,260

Luther Burbank Corp.	75,058	712

Mercantile Bank Corp.	22,971	702

Metropolitan Bank Holding Corp.*	11,758	398

NBT Bancorp, Inc.	209,996	7,079

OFG Bancorp	116,566	2,907

Old Second Bancorp, Inc.	42,503	598

Pacific Premier Bancorp, Inc.	130,084	3,125

Park National Corp.	33,525	3,975

Peapack-Gladstone Financial Corp.	32,068	950

Pinnacle Financial Partners, Inc.	44,536	2,457

Preferred Bank	33,580	1,841

Premier Financial Corp.	29,786	617

QCR Holdings, Inc.	22,359	982

Renasant Corp.	90,950	2,781

Republic Bancorp, Inc., Class A	26,503	1,125

Sandy Spring Bancorp, Inc.	93,135	2,420

Sierra Bancorp	112,928	1,945

Southern Missouri Bancorp, Inc.	13,070	489

Southside Bancshares, Inc.	72,252	2,399

SouthState Corp.	102,967	7,337

Summit Financial Group, Inc.	18,576	385

Texas Capital Bancshares, Inc.*	48,957	2,397

TriCo Bancshares	121,179	5,040

TrustCo Bank Corp. NY	49,852	1,592

Trustmark Corp.	156,962	3,877

United Community Banks, Inc.	287,535	8,085

Univest Financial Corp.	63,697	1,512

See Notes to the Financial Statements.

EQUITY FUNDS   218   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.9% continued

Banks – 15.5% continued

Veritex Holdings, Inc.	73,575	$1,343

Washington Federal, Inc.	186,239	5,610

WesBanco, Inc.	156,687	4,810

WSFS Financial Corp.	173,955	6,542

		251,041

Biotechnology – 2.6%

Adicet Bio, Inc.*	7,329	42

Agios Pharmaceuticals, Inc.*	131,767	3,027

Akero Therapeutics, Inc.*	38,916	1,489

Allogene Therapeutics, Inc.*	42,340	209

Allovir, Inc.*	120,642	475

Altimmune, Inc.*	8,420	36

AnaptysBio, Inc.*	115,916	2,522

Arcus Biosciences, Inc.*	9,586	175

Ardelyx, Inc.*	32,099	154

ARS Pharmaceuticals, Inc.*	6,147	40

Bioxcel Therapeutics, Inc.*	4,799	90

Bluebird Bio, Inc.*	14,197	45

Catalyst Pharmaceuticals, Inc.*	275,227	4,563

Celldex Therapeutics, Inc.*	50,215	1,807

Chimerix, Inc.*	15,656	20

Chinook Therapeutics, Inc.*	89,437	2,071

Cogent Biosciences, Inc.*	11,966	129

Cytokinetics, Inc.*	71,312	2,510

Dyne Therapeutics, Inc.*	8,891	102

Editas Medicine, Inc.*	11,778	85

Emergent BioSolutions, Inc.*	18,656	193

Erasca, Inc.*	20,730	62

FibroGen, Inc.*	16,090	300

Geron Corp.*	65,297	142

Ideaya Biosciences, Inc.*	8,237	113

Inovio Pharmaceuticals, Inc.*	42,734	35

iTeos Therapeutics, Inc.*	6,094	83

Kezar Life Sciences, Inc.*	441,853	1,383

Kiniksa Pharmaceuticals Ltd., Class A*	11,909	128

Kura Oncology, Inc.*	11,270	138

Lyell Immunopharma, Inc.*	323,938	765

MacroGenics, Inc.*	174,661	1,252

Mersana Therapeutics, Inc.*	16,886	69

Myriad Genetics, Inc.*	122,814	2,853

Omniab, Inc.(1) *	6,939	2

Omniab, Inc. (NASDAQ Exchange)(1) *	6,939	4

PDL BioPharma, Inc.(1) *	1,029,654	1,360

REGENXBIO, Inc.*	7,415	140

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.9% continued

Biotechnology – 2.6% continued

Relay Therapeutics, Inc.*	104,983	$1,729

Replimune Group, Inc.*	8,520	150

Rhythm Pharmaceuticals, Inc.*	9,551	170

Rocket Pharmaceuticals, Inc.*	11,620	199

Sage Therapeutics, Inc.*	77,818	3,265

Sutro Biopharma, Inc.*	9,358	43

Syndax Pharmaceuticals, Inc.*	10,298	218

Travere Therapeutics, Inc.*	79,439	1,787

Vanda Pharmaceuticals, Inc.*	9,693	66

Vir Biotechnology, Inc.*	97,286	2,264

Vor BioPharma, Inc.*	6,713	36

Voyager Therapeutics, Inc.*	6,735	52

Xencor, Inc.*	95,979	2,677

XOMA Corp.*	2,002	42

		41,311

Broadline Retail – 0.2%

Dillard’s, Inc., Class A	8,215	2,528

Building Products – 0.7%

Apogee Enterprises, Inc.	37,639	1,628

AZZ, Inc.	39,426	1,626

Gibraltar Industries, Inc.*	10,765	522

UFP Industries, Inc.	76,577	6,086

Zurn Elkay Water Solutions Corp.	34,898	745

		10,607

Capital Markets – 0.4%

Donnelley Financial Solutions, Inc.*	48,623	1,987

Raymond James Financial, Inc.	10,575	986

StoneX Group, Inc.*	26,535	2,747

		5,720

Chemicals – 2.2%

American Vanguard Corp.	150,045	3,283

Hawkins, Inc.	30,134	1,319

Innospec, Inc.	104,224	10,701

Mativ Holdings, Inc.	14,748	316

Minerals Technologies, Inc.	224,607	13,571

Sensient Technologies Corp.	94,277	7,218

		36,408

Commercial Services & Supplies – 1.2%

ABM Industries, Inc.	118,244	5,314

Ennis, Inc.	225,291	4,751

Matthews International Corp., Class A	26,256	947

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   219   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.9% continued

Commercial Services & Supplies – 1.2% continued

NL Industries, Inc.	41,262	$250

UniFirst Corp.	47,504	8,372

		19,634

Communications Equipment – 0.5%

ADTRAN Holdings, Inc.	52,870	838

Digi International, Inc.*	125,569	4,229

NETGEAR, Inc.*	26,895	498

NetScout Systems, Inc.*	115,772	3,317

		8,882

Construction & Engineering – 1.2%

Arcosa, Inc.	108,976	6,878

Dycom Industries, Inc.*	10,248	960

EMCOR Group, Inc.	48,163	7,831

Primoris Services Corp.	77,021	1,899

Sterling Infrastructure, Inc.*	39,659	1,502

		19,070

Construction Materials – 0.6%

Summit Materials, Inc., Class A*	321,844	9,169

Consumer Finance – 1.6%

Encore Capital Group, Inc.*	127,974	6,456

Enova International, Inc.*	106,328	4,724

Navient Corp.	274,053	4,382

Nelnet, Inc., Class A	77,988	7,166

PROG Holdings, Inc.*	37,613	895

Regional Management Corp.	16,008	418

World Acceptance Corp.*	20,439	1,703

		25,744

Consumer Staples Distribution & Retail – 1.7%

Andersons (The), Inc.	279,442	11,547

Ingles Markets, Inc., Class A	49,491	4,390

Performance Food Group Co.*	30,033	1,812

PriceSmart, Inc.	11,690	836

SpartanNash Co.	66,944	1,660

United Natural Foods, Inc.*	90,758	2,391

Weis Markets, Inc.	62,754	5,313

		27,949

Containers & Packaging – 0.3%

Myers Industries, Inc.	249,919	5,356

Diversified Consumer Services – 0.1%

Laureate Education, Inc.	177,697	2,090

Diversified Real Estate Investment Trusts – 0.7%

Armada Hoffler Properties, Inc.	110,281	1,303

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.9% continued

Diversified Real Estate Investment Trusts – 0.7% continued

Broadstone Net Lease, Inc.	130,287	$2,216

Essential Properties Realty Trust, Inc.	171,565	4,263

One Liberty Properties, Inc.	136,510	3,130

		10,912

Diversified Telecommunication Services – 0.9%

Iridium Communications, Inc.	228,128	14,128

Electric Utilities – 1.9%

MGE Energy, Inc.	61,088	4,745

Otter Tail Corp.	177,354	12,817

PNM Resources, Inc.	187,415	9,123

Portland General Electric Co.	74,309	3,633

		30,318

Electrical Equipment – 1.4%

Encore Wire Corp.	78,938	14,630

EnerSys	84,547	7,345

Preformed Line Products Co.	11,345	1,453

		23,428

Electronic Equipment, Instruments & Components – 3.8%

Arlo Technologies, Inc.*	58,997	358

Belden, Inc.	19,590	1,700

Benchmark Electronics, Inc.	355,157	8,414

CTS Corp.	35,732	1,767

ePlus, Inc.*	24,920	1,222

Insight Enterprises, Inc.*	79,913	11,424

Kimball Electronics, Inc.*	35,778	862

Methode Electronics, Inc.	52,578	2,307

PC Connection, Inc.	216,458	9,732

Plexus Corp.*	17,726	1,730

Sanmina Corp.*	162,857	9,933

ScanSource, Inc.*	35,815	1,090

TTM Technologies, Inc.*	159,030	2,145

Vishay Intertechnology, Inc.	344,715	7,797

Vishay Precision Group, Inc.*	17,962	750

		61,231

Energy Equipment & Services – 1.0%

Archrock, Inc.	215,334	2,104

ChampionX Corp.	350,195	9,501

Nabors Industries Ltd.*	84	10

National Energy Services Reunited Corp.*	124,027	652

Newpark Resources, Inc.*	370,679	1,427

ProPetro Holding Corp.*	256,945	1,848

		15,542

See Notes to the Financial Statements.

EQUITY FUNDS   220   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.9% continued

Financial Services – 1.6%

Alerus Financial Corp.	24,496	$393

Essent Group Ltd.	32,927	1,319

Finance of America Cos., Inc., Class A*	72,532	90

Mr Cooper Group, Inc.*	130,369	5,341

NMI Holdings, Inc., Class A*	21,999	491

PennyMac Financial Services, Inc.	112,312	6,695

Radian Group, Inc.	313,790	6,935

Walker & Dunlop, Inc.	54,020	4,115

		25,379

Food Products – 0.7%

Alico, Inc.	10,718	259

B&G Foods, Inc.	31,130	483

Fresh Del Monte Produce, Inc.	71,971	2,167

Hostess Brands, Inc.*	218,271	5,431

Seneca Foods Corp., Class A*	10,767	563

Simply Good Foods (The) Co.*	70,004	2,784

		11,687

Gas Utilities – 0.9%

Chesapeake Utilities Corp.	28,838	3,691

New Jersey Resources Corp.	4,501	239

Northwest Natural Holding Co.	51,387	2,444

Southwest Gas Holdings, Inc.	30,870	1,928

Spire, Inc.	84,976	5,960

		14,262

Ground Transportation – 1.0%

ArcBest Corp.	133,896	12,375

Werner Enterprises, Inc.	86,050	3,914

		16,289

Health Care Equipment & Supplies – 1.2%

AngioDynamics, Inc.*	272,049	2,813

Artivion, Inc.*	6,908	91

Avanos Medical, Inc.*	66,174	1,968

Butterfly Network, Inc.*	34,343	65

Co-Diagnostics, Inc.*	5,498	8

Figs, Inc., Class A*	28,416	176

Integer Holdings Corp.*	45,952	3,561

Lantheus Holdings, Inc.*	92,337	7,623

LivaNova PLC*	9,168	400

Merit Medical Systems, Inc.*	9,749	721

Neogen Corp.*	18,471	342

Neuronetics, Inc.*	4,812	14

Orthofix Medical, Inc.*	3,427	57

Sight Sciences, Inc.*	8,236	72

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.9% continued

Health Care Equipment & Supplies – 1.2% continued

UFP Technologies, Inc.*	1,298	$169

Utah Medical Products, Inc.	621	59

Varex Imaging Corp.*	61,260	1,114

ViewRay, Inc.*	31,016	107

		19,360

Health Care Providers & Services – 1.7%

Accolade, Inc.*	71,876	1,034

AdaptHealth Corp.*	78,954	981

Addus HomeCare Corp.*	2,756	294

ATI Physical Therapy, Inc.*	724,037	184

CareMax, Inc.*	14,970	40

Castle Biosciences, Inc.*	4,513	103

Cross Country Healthcare, Inc.*	5,391	120

Fulgent Genetics, Inc.*	5,084	159

Innovage Holding Corp.*	192,988	1,540

LifeStance Health Group, Inc.*	114,510	851

National HealthCare Corp.	64,629	3,753

NeoGenomics, Inc.*	197,694	3,442

Option Care Health, Inc.*	188,069	5,975

Owens & Minor, Inc.*	98,856	1,438

Patterson Cos., Inc.	240,558	6,440

PetIQ, Inc.*	5,061	58

Premier, Inc., Class A	20,340	658

Select Medical Holdings Corp.	21,778	563

Surgery Partners, Inc.*	15,408	531

		28,164

Health Care Real Estate Investment Trusts – 1.4%

CareTrust REIT, Inc.	200,321	3,922

Healthcare Realty Trust, Inc.	184,072	3,558

LTC Properties, Inc.	105,485	3,706

National Health Investors, Inc.	108,054	5,573

Physicians Realty Trust	186,700	2,788

Sabra Health Care REIT, Inc.	329,528	3,790

		23,337

Health Care Technology – 0.8%

American Well Corp., Class A*	47,146	111

Computer Programs and Systems, Inc.*	23,050	696

Evolent Health, Inc., Class A*	102,451	3,324

HealthStream, Inc.*	5,237	142

Multiplan Corp.*	109,470	116

NextGen Healthcare, Inc.*	159,607	2,779

Veradigm, Inc.*	395,061	5,156

		12,324

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   221   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.9% continued

Hotel & Resort Real Estate Investment Trusts – 1.3%

Apple Hospitality REIT, Inc.	431,664	$6,700

DiamondRock Hospitality Co.	370,476	3,012

Pebblebrook Hotel Trust	274,297	3,851

Sunstone Hotel Investors, Inc.	475,208	4,695

Xenia Hotels & Resorts, Inc.	172,426	2,257

		20,515

Hotels, Restaurants & Leisure – 0.8%

Boyd Gaming Corp.	35,698	2,289

International Game Technology PLC	188,463	5,051

Monarch Casino & Resort, Inc.	54,371	4,032

RCI Hospitality Holdings, Inc.	12,935	1,011

Red Rock Resorts, Inc., Class A	31,537	1,405

		13,788

Household Durables – 3.4%

Beazer Homes U.S.A., Inc.*	169,598	2,693

Century Communities, Inc.	75,774	4,843

Ethan Allen Interiors, Inc.	164,049	4,505

Hooker Furnishings Corp.	91,647	1,667

KB Home	153,476	6,166

M/I Homes, Inc.*	39,893	2,517

Meritage Homes Corp.	72,523	8,468

Taylor Morrison Home Corp.*	279,244	10,684

Tri Pointe Homes, Inc.*	520,130	13,170

		54,713

Household Products – 0.0%

Central Garden & Pet Co., Class A*	21,605	844

Independent Power & Renewable Electricity Producers – 0.1%

Ormat Technologies, Inc.	17,014	1,442

Industrial Real Estate Investment Trusts – 1.8%

LXP Industrial Trust	570,357	5,880

STAG Industrial, Inc.	466,159	15,766

Terreno Realty Corp.	106,150	6,857

		28,503

Insurance – 4.4%

American Equity Investment Life Holding Co.	413,874	15,102

AMERISAFE, Inc.	94,055	4,604

Argo Group International Holdings Ltd.	36,020	1,055

CNO Financial Group, Inc.	595,482	13,214

Donegal Group, Inc., Class A	33,582	513

Employers Holdings, Inc.	262,661	10,950

Enstar Group Ltd.*	30,633	7,101

Hanover Insurance Group (The), Inc.	14,265	1,833

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.9% continued

Insurance – 4.4% continued

Kemper Corp.	59,775	$3,267

Safety Insurance Group, Inc.	24,706	1,841

Selective Insurance Group, Inc.	86,196	8,217

Stewart Information Services Corp.	33,604	1,356

United Fire Group, Inc.	53,672	1,425

		70,478

Interactive Media & Services – 0.5%

DHI Group, Inc.*	76,030	295

Ziff Davis, Inc.*	103,824	8,103

		8,398

Leisure Products – 0.7%

Acushnet Holdings Corp.	89,701	4,569

Topgolf Callaway Brands Corp.*	183,175	3,960

Vista Outdoor, Inc.*	81,970	2,272

		10,801

Life Sciences Tools & Services – 0.4%

AbCellera Biologics, Inc.*	225,906	1,703

BioLife Solutions, Inc.*	7,315	159

Bionano Genomics, Inc.*	50,855	56

Harvard Bioscience, Inc.*	56,842	239

Inotiv, Inc.*	4,537	20

OmniAb, Inc.*	86,375	318

Pacific Biosciences of California, Inc.*	296,717	3,436

Singular Genomics Systems, Inc.*	16,470	20

		5,951

Machinery – 2.1%

Alamo Group, Inc.	26,762	4,928

Barnes Group, Inc.	109,078	4,394

Chart Industries, Inc.*	24,049	3,016

Columbus McKinnon Corp.	62,111	2,308

EnPro Industries, Inc.	7,322	761

Kadant, Inc.	32,445	6,765

Standex International Corp.	77,464	9,485

Watts Water Technologies, Inc., Class A	18,593	3,129

		34,786

Marine Transportation – 0.2%

Costamare, Inc.	100,475	945

Matson, Inc.	52,517	3,134

		4,079

Media – 1.7%

EW Scripps (The) Co., Class A*	413,448	3,891

Gray Television, Inc.	130,880	1,141

See Notes to the Financial Statements.

EQUITY FUNDS   222   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.9% continued

Media – 1.7% continued

Scholastic Corp.	120,575	$4,126

Sinclair Broadcast Group, Inc., Class A	88,410	1,517

TEGNA, Inc.	984,247	16,644

		27,319

Metals & Mining – 2.4%

Arconic Corp.*	215,639	5,656

Commercial Metals Co.	403,618	19,737

Materion Corp.	61,881	7,178

Ryerson Holding Corp.	54,031	1,966

Schnitzer Steel Industries, Inc., Class A	68,629	2,134

Warrior Met Coal, Inc.	73,726	2,707

		39,378

Mortgage Real Estate Investment Trusts – 0.4%

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	158,604	4,536

KKR Real Estate Finance Trust, Inc.	166,106	1,892

		6,428

Multi-Utilities – 1.2%

Avista Corp.	99,426	4,221

Black Hills Corp.	140,606	8,872

NorthWestern Corp.	84,694	4,900

Unitil Corp.	31,059	1,772

		19,765

Office Real Estate Investment Trusts – 0.3%

City Office REIT, Inc.	65,682	453

Corporate Office Properties Trust	192,633	4,568

		5,021

Oil, Gas & Consumable Fuels – 4.9%

Berry Corp.	267,362	2,099

California Resources Corp.	140,275	5,401

Civitas Resources, Inc.	154,286	10,544

Clean Energy Fuels Corp.*	284,817	1,242

CNX Resources Corp.*	280,519	4,494

Delek U.S. Holdings, Inc.	121,921	2,798

DHT Holdings, Inc.	698,886	7,555

Earthstone Energy, Inc., Class A*	42,747	556

Frontline PLC	652,742	10,809

Green Plains, Inc.*	190,191	5,894

International Seaways, Inc.	58,965	2,458

Matador Resources Co.	102,735	4,895

Peabody Energy Corp.*	314,257	8,045

REX American Resources Corp.*	40,589	1,160

Scorpio Tankers, Inc.	77,340	4,355

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 94.9% continued

Oil, Gas & Consumable Fuels – 4.9% continued

SM Energy Co.	23	$1

Southwestern Energy Co.*	779,287	3,896

Teekay Tankers Ltd., Class A*	90,396	3,881

		80,083

Pharmaceuticals – 1.4%

Amneal Pharmaceuticals, Inc.*	25,937	36

Amphastar Pharmaceuticals, Inc.*	8,326	312

Amylyx Pharmaceuticals, Inc.*	58,219	1,708

ANI Pharmaceuticals, Inc.*	2,994	119

Atea Pharmaceuticals, Inc.*	14,266	48

Cara Therapeutics, Inc.*	212,702	1,044

Intra-Cellular Therapies, Inc.*	58,489	3,167

Ligand Pharmaceuticals, Inc.*	20,521	1,510

Phibro Animal Health Corp., Class A	6,937	106

Prestige Consumer Healthcare, Inc.*	146,140	9,153

Reata Pharmaceuticals, Inc., Class A*	6,273	570

Supernus Pharmaceuticals, Inc.*	148,102	5,366

Theravance Biopharma, Inc.*	11,539	125

		23,264

Professional Services – 2.3%

Barrett Business Services, Inc.	26,426	2,342

CBIZ, Inc.*	187,937	9,301

ICF International, Inc.	64,639	7,091

KBR, Inc.	173,095	9,529

Kforce, Inc.	62,759	3,969

Korn Ferry	67,950	3,516

Resources Connection, Inc.	45,861	782

		36,530

Real Estate Management & Development – 0.3%

Marcus & Millichap, Inc.	33,627	1,080

St. Joe (The) Co.	97,451	4,055

		5,135

Residential Real Estate Investment Trusts – 0.1%

BRT Apartments Corp.	16,551	327

Centerspace	16,478	900

		1,227

Retail Real Estate Investment Trusts – 1.4%

Agree Realty Corp.	56,263	3,860

Getty Realty Corp.	81,935	2,952

InvenTrust Properties Corp.	165,163	3,865

Kite Realty Group Trust	294,948	6,170

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   223   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.9% continued

Retail Real Estate Investment Trusts – 1.4% continued

SITE Centers Corp.	278,091	$3,415

Urban Edge Properties	163,368	2,461

		22,723

Semiconductors & Semiconductor Equipment – 3.3%

Amkor Technology, Inc.	460,636	11,986

AXT, Inc.*	58,487	233

Canadian Solar, Inc.*	83,058	3,306

Cohu, Inc.*	91,689	3,520

Diodes, Inc.*	73,136	6,784

Onto Innovation, Inc.*	56,416	4,958

Photronics, Inc.*	413,266	6,852

Rambus, Inc.*	307,446	15,760

		53,399

Software – 0.0%

Ebix, Inc.	49,682	655

WM Technology, Inc.*	70,236	60

		715

Specialized Real Estate Investment Trusts – 1.0%

Farmland Partners, Inc.	42,765	458

Four Corners Property Trust, Inc.	128,598	3,454

PotlatchDeltic Corp.	232,410	11,504

		15,416

Specialty Retail – 3.3%

Aaron’s (The) Co., Inc.	72,531	701

Boot Barn Holdings, Inc.*	67,396	5,165

Buckle (The), Inc.	69,775	2,490

Children’s Place (The), Inc.*	854	34

Citi Trends, Inc.*	5,127	98

Dick’s Sporting Goods, Inc.	27,755	3,938

Genesco, Inc.*	98,634	3,638

Group 1 Automotive, Inc.	40,773	9,232

Haverty Furniture Cos., Inc.	158,943	5,072

Lands’ End, Inc.*	46,368	451

Lithia Motors, Inc.	19,099	4,372

ODP (The) Corp.*	172,836	7,774

Shoe Carnival, Inc.	148,882	3,819

Sonic Automotive, Inc., Class A	110,698	6,015

		52,799

Textiles, Apparel & Luxury Goods – 0.3%

Movado Group, Inc.	96,766	2,784

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.9% continued

Textiles, Apparel & Luxury Goods – 0.3% continued

Oxford Industries, Inc.	24,148	$2,550

Rocky Brands, Inc.	10,694	246

		5,580

Tobacco – 0.6%

Universal Corp.	197,763	10,460

Trading Companies & Distributors – 4.3%

Applied Industrial Technologies, Inc.	26,893	3,822

Beacon Roofing Supply, Inc.*	57,669	3,394

Boise Cascade Co.	131,772	8,335

DXP Enterprises, Inc.*	88,546	2,384

GATX Corp.	59,515	6,548

GMS, Inc.*	59,775	3,460

Herc Holdings, Inc.	42,622	4,855

McGrath RentCorp	88,159	8,226

Rush Enterprises, Inc., Class A	72,111	3,937

Textainer Group Holdings Ltd.	45,970	1,476

Triton International Ltd.	230,658	14,582

WESCO International, Inc.	52,704	8,145

		69,164

Water Utilities – 0.3%

Artesian Resources Corp., Class A	13,272	735

SJW Group	45,390	3,455

		4,190

Wireless Telecommunication Services – 0.1%

Telephone and Data Systems, Inc.	13,918	146

United States Cellular Corp.*	45,650	947

		1,093

Total Common Stocks

(Cost $910,490)		1,534,827

OTHER – 0.0%

Escrow DLB Oil & Gas, Inc.(1) *	2,100	—

Escrow Spirit MTA REIT(1) *	17,083	4

Total Other

(Cost $—)		4

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Nabors Industries Ltd., Exp. 06/11/26, Strike $166.67*	6,861	$129

Total Warrants

(Cost $—)		129

See Notes to the Financial Statements.

EQUITY FUNDS   224   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(2) (3)	75,542,577	$75,543

Total Investment Companies

(Cost $75,543)		75,543

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 4.45%, 5/11/23(4) (5)	$5,839	$5,810

Total Short-Term Investments

(Cost $5,810)		5,810

Total Investments – 99.9%

(Cost $991,843)		1,616,313

Other Assets less Liabilities – 0.1%		1,357

NET ASSETS – 100.0%		$1,617,670

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2023 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	736	$66,737	Long	6/23	$1,307

E-Mini S&P 500	80	16,551	Long	6/23	809

Total					$2,116

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	94.9%

Other	0.0%

Warrants	0.0%

Investment Companies	4.6%

Short-Term Investments	0.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Biotechnology	$39,945	$—	$1,366	$41,311

All Other Industries(1)	1,493,516	—	—	1,493,516

Total Common Stocks	1,533,461	—	1,366	1,534,827
Other	—	—	4	4

Warrants	129	—	—	129

Investment Companies	75,543	—	—	75,543

Short-Term Investments	—	5,810	—	5,810

Total Investments	$1,609,133	$5,810	$1,370	$1,616,313

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   225   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2023

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$2,116	$—	$—	$2,116

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS   226   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

STOCK INDEX FUND	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0%

Aerospace & Defense – 1.7%

Boeing (The) Co.*	174,547	$37,079

General Dynamics Corp.	69,180	15,788

Howmet Aerospace, Inc.	116,510	4,937

Huntington Ingalls Industries, Inc.	11,845	2,452

L3Harris Technologies, Inc.	59,429	11,662

Lockheed Martin Corp.	70,533	33,343

Northrop Grumman Corp.	44,376	20,489

Raytheon Technologies Corp.	452,335	44,297

Textron, Inc.	63,091	4,456

TransDigm Group, Inc.	16,197	11,938

		186,441

Air Freight & Logistics – 0.7%

C.H. Robinson Worldwide, Inc.	37,461	3,723

Expeditors International of Washington, Inc.	50,203	5,528

FedEx Corp.	72,380	16,538

United Parcel Service, Inc., Class B	226,416	43,922

		69,711

Automobile Components – 0.1%

Aptiv PLC*	82,930	9,304

BorgWarner, Inc.	74,653	3,666

		12,970

Automobiles – 1.9%

Ford Motor Co.	1,203,150	15,160

General Motors Co.	428,691	15,724

Tesla, Inc.*	832,920	172,798

		203,682

Banks – 3.1%

Bank of America Corp.	2,163,605	61,879

Citigroup, Inc.	601,677	28,213

Citizens Financial Group, Inc.	149,226	4,532

Comerica, Inc.	38,377	1,666

Fifth Third Bancorp	210,895	5,618

First Republic Bank	54,268	759

Huntington Bancshares, Inc.	437,335	4,898

JPMorgan Chase & Co.	908,575	118,396

KeyCorp	280,286	3,509

M&T Bank Corp.	51,846	6,199

PNC Financial Services Group (The), Inc.	123,300	15,672

Regions Financial Corp.	286,938	5,326

Truist Financial Corp.	407,501	13,896

U.S. Bancorp	434,021	15,647

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Banks – 3.1% continued

Wells Fargo & Co.	1,181,890	$44,179

Zions Bancorp N.A.	43,027	1,288

		331,677

Beverages – 1.8%

Brown-Forman Corp., Class B	54,968	3,533

Coca-Cola (The) Co.	1,206,223	74,822

Constellation Brands, Inc., Class A	49,782	11,245

Keurig Dr. Pepper, Inc.	260,105	9,176

Molson Coors Beverage Co., Class B	60,115	3,107

Monster Beverage Corp.*	237,718	12,839

PepsiCo, Inc.	426,812	77,808

		192,530

Biotechnology – 2.3%

AbbVie, Inc.	547,976	87,331

Amgen, Inc.	165,687	40,055

Biogen, Inc.*	44,950	12,497

Gilead Sciences, Inc.	384,667	31,916

Incyte Corp.*	55,885	4,039

Moderna, Inc.*	101,580	15,601

Regeneron Pharmaceuticals, Inc.*	33,404	27,447

Vertex Pharmaceuticals, Inc.*	79,241	24,966

		243,852

Broadline Retail – 2.8%

Amazon.com, Inc.*	2,760,163	285,097

eBay, Inc.	170,412	7,561

Etsy, Inc.*	37,938	4,224

		296,882

Building Products – 0.4%

A.O. Smith Corp.	40,774	2,819

Allegion PLC	26,218	2,798

Carrier Global Corp.	255,847	11,705

Johnson Controls International PLC	211,585	12,742

Masco Corp.	67,691	3,366

Trane Technologies PLC	71,459	13,147

		46,577

Capital Markets – 2.8%

Ameriprise Financial, Inc.	32,612	9,996

Bank of New York Mellon (The) Corp.	225,352	10,240

BlackRock, Inc.	46,188	30,905

Cboe Global Markets, Inc.	33,654	4,518

Charles Schwab (The) Corp.	470,374	24,638

CME Group, Inc.	111,881	21,428

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 227 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Capital Markets – 2.8% continued

FactSet Research Systems, Inc.	11,590	$4,811

Franklin Resources, Inc.	84,525	2,277

Goldman Sachs Group (The), Inc.	105,126	34,388

Intercontinental Exchange, Inc.	173,994	18,146

Invesco Ltd.	134,472	2,205

MarketAxess Holdings, Inc.	11,913	4,661

Moody’s Corp.	49,104	15,027

Morgan Stanley	405,524	35,605

MSCI, Inc.	24,934	13,955

Nasdaq, Inc.	106,858	5,842

Northern Trust Corp.(1)	63,316	5,580

Raymond James Financial, Inc.	58,829	5,487

S&P Global, Inc.	102,185	35,230

State Street Corp.	108,999	8,250

T. Rowe Price Group, Inc.	68,474	7,731

		300,920

Chemicals – 1.8%

Air Products and Chemicals, Inc.	68,369	19,636

Albemarle Corp.	35,993	7,956

Celanese Corp.	29,889	3,255

CF Industries Holdings, Inc.	62,107	4,502

Corteva, Inc.	222,380	13,412

Dow, Inc.	220,145	12,068

DuPont de Nemours, Inc.	143,267	10,282

Eastman Chemical Co.	38,023	3,207

Ecolab, Inc.	76,059	12,590

FMC Corp.	38,884	4,749

International Flavors & Fragrances, Inc.	77,691	7,144

Linde PLC	152,737	54,289

LyondellBasell Industries N.V., Class A	77,410	7,268

Mosaic (The) Co.	107,624	4,938

PPG Industries, Inc.	73,540	9,824

Sherwin-Williams (The) Co.	72,519	16,300

		191,420

Commercial Services & Supplies – 0.5%

Cintas Corp.	26,500	12,261

Copart, Inc.*	131,883	9,919

Republic Services, Inc.	64,327	8,698

Rollins, Inc.	68,924	2,587

Waste Management, Inc.	114,300	18,650

		52,115

Communications Equipment – 0.9%

Arista Networks, Inc.*	77,257	12,968

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Communications Equipment – 0.9% continued

Cisco Systems, Inc.	1,273,458	$66,570

F5, Inc.*	17,907	2,609

Juniper Networks, Inc.	96,983	3,338

Motorola Solutions, Inc.	52,136	14,918

		100,403

Construction & Engineering – 0.1%

Quanta Services, Inc.	44,874	7,478

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	18,907	6,713

Vulcan Materials Co.	40,515	6,951

		13,664

Consumer Finance – 0.5%

American Express Co.	184,885	30,497

Capital One Financial Corp.	119,091	11,452

Discover Financial Services	83,679	8,271

Synchrony Financial	138,740	4,034

		54,254

Consumer Staples Distribution & Retail – 2.0%

Costco Wholesale Corp.	137,536	68,338

Dollar General Corp.	68,984	14,518

Dollar Tree, Inc.*	63,722	9,147

Kroger (The) Co.	203,684	10,056

Sysco Corp.	158,439	12,236

Target Corp.	143,093	23,700

Walgreens Boots Alliance, Inc.	218,554	7,558

Walmart, Inc.	434,302	64,038

		209,591

Containers & Packaging – 0.3%

Amcor PLC	450,459	5,126

Avery Dennison Corp.	25,647	4,589

Ball Corp.	95,551	5,266

International Paper Co.	112,995	4,075

Packaging Corp. of America	27,855	3,867

Sealed Air Corp.	43,706	2,006

Westrock Co.	75,156	2,290

		27,219

Distributors – 0.2%

Genuine Parts Co.	44,243	7,402

LKQ Corp.	80,439	4,566

Pool Corp.	12,377	4,238

		16,206

See Notes to the Financial Statements.

EQUITY FUNDS   228   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Diversified Telecommunication Services – 0.9%

AT&T, Inc.	2,211,524	$42,572

Verizon Communications, Inc.	1,302,527	50,655

		93,227

Electric Utilities – 1.8%

Alliant Energy Corp.	75,793	4,047

American Electric Power Co., Inc.	157,947	14,372

Constellation Energy Corp.	100,860	7,917

Duke Energy Corp.	237,266	22,889

Edison International	116,708	8,238

Entergy Corp.	62,225	6,704

Evergy, Inc.	69,369	4,240

Eversource Energy	106,486	8,334

Exelon Corp.	309,956	12,984

FirstEnergy Corp.	165,569	6,633

NextEra Energy, Inc.	616,335	47,507

NRG Energy, Inc.	69,753	2,392

PG&E Corp.*	504,632	8,160

Pinnacle West Capital Corp.	34,855	2,762

PPL Corp.	224,186	6,230

Southern (The) Co.	335,443	23,340

Xcel Energy, Inc.	167,898	11,323

		198,072

Electrical Equipment – 0.6%

AMETEK, Inc.	71,826	10,439

Eaton Corp. PLC	123,715	21,197

Emerson Electric Co.	178,091	15,519

Generac Holdings, Inc.*	18,721	2,022

Rockwell Automation, Inc.	35,887	10,531

		59,708

Electronic Equipment, Instruments & Components – 0.6%

Amphenol Corp., Class A	185,346	15,147

CDW Corp.	42,435	8,270

Corning, Inc.	232,523	8,203

Keysight Technologies, Inc.*	55,847	9,018

TE Connectivity Ltd.	97,127	12,738

Teledyne Technologies, Inc.*	14,258	6,379

Trimble, Inc.*	74,271	3,893

Zebra Technologies Corp., Class A*	15,940	5,069

		68,717

Energy Equipment & Services – 0.4%

Baker Hughes Co.	307,596	8,877

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Energy Equipment & Services – 0.4% continued

Halliburton Co.	276,492	$8,748

Schlumberger N.V.	437,309	21,472

		39,097

Entertainment – 1.4%

Activision Blizzard, Inc.	221,683	18,974

Electronic Arts, Inc.	79,723	9,603

Live Nation Entertainment, Inc.*	42,617	2,983

Netflix, Inc.*	138,161	47,732

Take-Two Interactive Software, Inc.*	49,959	5,960

Walt Disney (The) Co.*	566,455	56,719

Warner Bros. Discovery, Inc.*	676,501	10,215

		152,186

Financial Services – 4.3%

Berkshire Hathaway, Inc., Class B*	557,948	172,278

Fidelity National Information Services, Inc.	181,692	9,871

Fiserv, Inc.*	197,454	22,318

FleetCor Technologies, Inc.*	22,293	4,701

Global Payments, Inc.	82,435	8,675

Jack Henry & Associates, Inc.	21,898	3,300

Mastercard, Inc., Class A	261,410	94,999

PayPal Holdings, Inc.*	351,508	26,694

Visa, Inc., Class A	503,368	113,489

		456,325

Food Products – 1.1%

Archer-Daniels-Midland Co.	168,001	13,383

Bunge Ltd.	45,321	4,329

Campbell Soup Co.	63,949	3,516

Conagra Brands, Inc.	150,331	5,646

General Mills, Inc.	181,473	15,509

Hershey (The) Co.	45,296	11,524

Hormel Foods Corp.	87,077	3,473

J.M. Smucker (The) Co.	33,439	5,262

Kellogg Co.	77,674	5,201

Kraft Heinz (The) Co.	244,524	9,456

Lamb Weston Holdings, Inc.	45,553	4,761

McCormick & Co., Inc. (Non Voting)	76,215	6,342

Mondelez International, Inc., Class A	423,442	29,522

Tyson Foods, Inc., Class A	87,749	5,205

		123,129

Gas Utilities – 0.0%

Atmos Energy Corp.	45,192	5,078

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   229   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Ground Transportation – 0.8%

CSX Corp.	647,196	$19,377

JB Hunt Transport Services, Inc.	26,282	4,611

Norfolk Southern Corp.	70,216	14,886

Old Dominion Freight Line, Inc.	28,341	9,660

Union Pacific Corp.	188,843	38,007

		86,541

Health Care Equipment & Supplies – 2.8%

Abbott Laboratories	540,643	54,745

Align Technology, Inc.*	22,166	7,407

Baxter International, Inc.	153,557	6,228

Becton Dickinson & Co.	87,435	21,644

Boston Scientific Corp.*	445,380	22,282

Cooper (The) Cos., Inc.	15,186	5,670

DENTSPLY SIRONA, Inc.	63,808	2,506

Dexcom, Inc.*	118,705	13,791

Edwards Lifesciences Corp.*	192,610	15,935

GE HealthCare Technologies, Inc.*	111,062	9,110

Hologic, Inc.*	77,590	6,262

IDEXX Laboratories, Inc.*	25,489	12,747

Insulet Corp.*	21,167	6,751

Intuitive Surgical, Inc.*	108,011	27,594

Medtronic PLC	412,958	33,293

ResMed, Inc.	45,950	10,063

STERIS PLC	30,157	5,768

Stryker Corp.	104,715	29,893

Teleflex, Inc.	14,070	3,564

Zimmer Biomet Holdings, Inc.	65,750	8,495

		303,748

Health Care Providers & Services – 3.0%

AmerisourceBergen Corp.	49,404	7,910

Cardinal Health, Inc.	81,275	6,136

Centene Corp.*	168,867	10,674

Cigna Group (The)	92,809	23,715

CVS Health Corp.	396,082	29,433

DaVita, Inc.*	18,333	1,487

Elevance Health, Inc.	73,716	33,895

HCA Healthcare, Inc.	66,031	17,411

Henry Schein, Inc.*	43,249	3,527

Humana, Inc.	38,551	18,715

Laboratory Corp. of America Holdings	27,880	6,396

McKesson Corp.	42,681	15,197

Molina Healthcare, Inc.*	17,688	4,731

Quest Diagnostics, Inc.	35,111	4,968

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Health Care Providers & Services – 3.0% continued

UnitedHealth Group, Inc.	289,386	$136,761

Universal Health Services, Inc., Class B	19,000	2,415

		323,371

Health Care Real Estate Investment Trusts – 0.2%

Healthpeak Properties, Inc.	173,897	3,820

Ventas, Inc.	121,612	5,272

Welltower, Inc.	144,827	10,383

		19,475

Hotel & Resort Real Estate Investment Trusts – 0.0%

Host Hotels & Resorts, Inc.	214,906	3,544

Hotels, Restaurants & Leisure – 2.1%

Booking Holdings, Inc.*	12,046	31,951

Caesars Entertainment, Inc.*	64,135	3,130

Carnival Corp.*	298,618	3,031

Chipotle Mexican Grill, Inc.*	8,533	14,577

Darden Restaurants, Inc.	38,347	5,950

Domino’s Pizza, Inc.	10,634	3,508

Expedia Group, Inc.*	44,653	4,333

Hilton Worldwide Holdings, Inc.	81,722	11,512

Las Vegas Sands Corp.*	99,814	5,734

Marriott International, Inc., Class A	82,635	13,721

McDonald’s Corp.	227,054	63,487

MGM Resorts International	99,831	4,434

Norwegian Cruise Line Holdings Ltd.*	122,620	1,649

Royal Caribbean Cruises Ltd.*	66,312	4,330

Starbucks Corp.	356,707	37,144

Wynn Resorts Ltd.*	32,873	3,679

Yum! Brands, Inc.	87,448	11,550

		223,720

Household Durables – 0.3%

D.R. Horton, Inc.	97,756	9,550

Garmin Ltd.	47,186	4,762

Lennar Corp., Class A	79,472	8,353

Mohawk Industries, Inc.*	15,256	1,529

Newell Brands, Inc.	108,234	1,346

NVR, Inc.*	955	5,321

PulteGroup, Inc.	71,662	4,177

Whirlpool Corp.	17,649	2,330

		37,368

Household Products – 1.4%

Church & Dwight Co., Inc.	76,642	6,776

Clorox (The) Co.	38,873	6,151

Colgate-Palmolive Co.	257,108	19,322

See Notes to the Financial Statements.

EQUITY FUNDS   230   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Household Products – 1.4% continued

Kimberly-Clark Corp.	103,672	$13,915

Procter & Gamble (The) Co.	729,416	108,457

		154,621

Independent Power & Renewable Electricity Producers – 0.0%

AES (The) Corp.	203,465	4,899

Industrial Conglomerates – 0.8%

3M Co.	169,394	17,805

General Electric Co.	335,999	32,121

Honeywell International, Inc.	206,246	39,418

		89,344

Industrial Real Estate Investment Trusts – 0.3%

Prologis, Inc.	286,526	35,750

Insurance – 2.1%

Aflac, Inc.	174,643	11,268

Allstate (The) Corp.	82,305	9,120

American International Group, Inc.	227,830	11,474

Aon PLC, Class A	63,317	19,963

Arch Capital Group Ltd.*	116,075	7,878

Arthur J. Gallagher & Co.	66,209	12,666

Assurant, Inc.	17,256	2,072

Brown & Brown, Inc.	70,863	4,069

Chubb Ltd.	127,913	24,838

Cincinnati Financial Corp.	47,704	5,347

Everest Re Group Ltd.	12,419	4,446

Globe Life, Inc.	28,932	3,183

Hartford Financial Services Group (The), Inc.	99,060	6,904

Lincoln National Corp.	52,156	1,172

Loews Corp.	58,512	3,395

Marsh & McLennan Cos., Inc.	152,543	25,406

MetLife, Inc.	202,186	11,715

Principal Financial Group, Inc.	71,870	5,341

Progressive (The) Corp.	181,764	26,003

Prudential Financial, Inc.	112,636	9,320

Travelers (The) Cos., Inc.	71,484	12,253

W.R. Berkley Corp.	64,712	4,029

Willis Towers Watson PLC	33,510	7,787

		229,649

Interactive Media & Services – 4.7%

Alphabet, Inc., Class A*	1,842,260	191,098

Alphabet, Inc., Class C*	1,607,951	167,227

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Interactive Media & Services – 4.7% continued

Match Group, Inc.*	83,684	$3,212

Meta Platforms, Inc., Class A*	689,355	146,102

		507,639

IT Services – 1.2%

Accenture PLC, Class A	194,520	55,596

Akamai Technologies, Inc.*	50,064	3,920

Cognizant Technology Solutions Corp., Class A	159,293	9,706

DXC Technology Co.*	66,150	1,691

EPAM Systems, Inc.*	17,435	5,213

Gartner, Inc.*	24,133	7,862

International Business Machines Corp.	279,134	36,591

VeriSign, Inc.*	28,877	6,102

		126,681

Leisure Products – 0.0%

Hasbro, Inc.	38,054	2,043

Life Sciences Tools & Services – 1.8%

Agilent Technologies, Inc.	92,316	12,771

Bio-Rad Laboratories, Inc., Class A*	6,453	3,091

Bio-Techne Corp.	47,291	3,509

Charles River Laboratories International, Inc.*	15,230	3,074

Danaher Corp.	203,275	51,233

Illumina, Inc.*	48,241	11,219

IQVIA Holdings, Inc.*	57,987	11,533

Mettler-Toledo International, Inc.*	6,911	10,575

PerkinElmer, Inc.	38,272	5,100

Thermo Fisher Scientific, Inc.	121,565	70,066

Waters Corp.*	18,719	5,796

West Pharmaceutical Services, Inc.	22,822	7,907

		195,874

Machinery – 1.8%

Caterpillar, Inc.	161,523	36,963

Cummins, Inc.	43,294	10,342

Deere & Co.	83,947	34,660

Dover Corp.	43,957	6,679

Fortive Corp.	107,655	7,339

IDEX Corp.	23,808	5,500

Illinois Tool Works, Inc.	86,287	21,007

Ingersoll Rand, Inc.	123,418	7,180

Nordson Corp.	16,147	3,589

Otis Worldwide Corp.	127,157	10,732

PACCAR, Inc.	162,976	11,930

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   231   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Machinery – 1.8% continued

Parker-Hannifin Corp.	40,018	$13,450

Pentair PLC	48,962	2,706

Snap-on, Inc.	16,864	4,163

Stanley Black & Decker, Inc.	44,525	3,588

Westinghouse Air Brake Technologies Corp.	55,240	5,583

Xylem, Inc.	55,327	5,793

		191,204

Media – 0.8%

Charter Communications, Inc., Class A*	32,892	11,763

Comcast Corp., Class A	1,304,698	49,461

DISH Network Corp., Class A*	67,603	631

Fox Corp., Class A	88,797	3,024

Fox Corp., Class B	39,284	1,230

Interpublic Group of (The) Cos., Inc.	117,214	4,365

News Corp., Class A	112,014	1,934

News Corp., Class B	30,187	526

Omnicom Group, Inc.	63,912	6,029

Paramount Global, Class B	151,217	3,374

		82,337

Metals & Mining – 0.4%

Freeport-McMoRan, Inc.	439,524	17,981

Newmont Corp.	243,469	11,935

Nucor Corp.	78,995	12,202

Steel Dynamics, Inc.	52,609	5,948

		48,066

Multi-Utilities – 0.8%

Ameren Corp.	81,190	7,014

CenterPoint Energy, Inc.	198,293	5,842

CMS Energy Corp.	91,775	5,633

Consolidated Edison, Inc.	110,878	10,608

Dominion Energy, Inc.	256,088	14,318

DTE Energy Co.	59,037	6,467

NiSource, Inc.	129,307	3,615

Public Service Enterprise Group, Inc.	156,136	9,751

Sempra Energy	96,594	14,601

WEC Energy Group, Inc.	98,686	9,354

		87,203

Office Real Estate Investment Trusts – 0.1%

Alexandria Real Estate Equities, Inc.	49,540	6,222

Boston Properties, Inc.	42,316	2,290

		8,512

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Oil, Gas & Consumable Fuels – 4.2%

APA Corp.	102,644	$3,701

Chevron Corp.	551,216	89,936

ConocoPhillips	379,825	37,682

Coterra Energy, Inc.	241,357	5,923

Devon Energy Corp.	200,081	10,126

Diamondback Energy, Inc.	57,697	7,799

EOG Resources, Inc.	180,798	20,725

EQT Corp.	110,105	3,514

Exxon Mobil Corp.	1,275,460	139,867

Hess Corp.	86,737	11,479

Kinder Morgan, Inc.	606,171	10,614

Marathon Oil Corp.	191,811	4,596

Marathon Petroleum Corp.	141,328	19,055

Occidental Petroleum Corp.	226,810	14,160

ONEOK, Inc.	136,673	8,684

Phillips 66	145,296	14,730

Pioneer Natural Resources Co.	72,980	14,905

Targa Resources Corp.	71,537	5,219

Valero Energy Corp.	120,124	16,769

Williams (The) Cos., Inc.	373,458	11,152

		450,636

Passenger Airlines – 0.2%

Alaska Air Group, Inc.*	36,977	1,552

American Airlines Group, Inc.*	194,104	2,863

Delta Air Lines, Inc.*	195,426	6,824

Southwest Airlines Co.	180,539	5,875

United Airlines Holdings, Inc.*	98,847	4,374

		21,488

Personal Care Products – 0.2%

Estee Lauder (The) Cos., Inc., Class A	71,276	17,567

Pharmaceuticals – 4.1%

Bristol-Myers Squibb Co.	659,511	45,711

Catalent, Inc.*	54,294	3,568

Eli Lilly & Co.	244,382	83,926

Johnson & Johnson	809,802	125,519

Merck & Co., Inc.	783,738	83,382

Organon & Co.	74,045	1,741

Pfizer, Inc.	1,739,749	70,982

Viatris, Inc.	364,716	3,509

Zoetis, Inc.	143,628	23,905

		442,243

Professional Services – 0.8%

Automatic Data Processing, Inc.	127,765	28,444

See Notes to the Financial Statements.

EQUITY FUNDS   232   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Professional Services – 0.8% continued

Broadridge Financial Solutions, Inc.	35,685	$5,230

CoStar Group, Inc.*	124,371	8,563

Equifax, Inc.	38,417	7,793

Jacobs Solutions, Inc.	38,344	4,506

Leidos Holdings, Inc.	41,954	3,862

Paychex, Inc.	98,348	11,270

Robert Half International, Inc.	31,995	2,578

Verisk Analytics, Inc.	47,968	9,203

		81,449

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	96,420	7,020

Residential Real Estate Investment Trusts – 0.3%

AvalonBay Communities, Inc.	42,950	7,218

Camden Property Trust	35,025	3,672

Equity Residential	103,729	6,224

Essex Property Trust, Inc.	19,920	4,166

Invitation Homes, Inc.	176,563	5,514

Mid-America Apartment Communities, Inc.	35,161	5,311

UDR, Inc.	93,229	3,828

		35,933

Retail Real Estate Investment Trusts – 0.3%

Federal Realty Investment Trust	21,624	2,137

Kimco Realty Corp.	186,022	3,633

Realty Income Corp.	192,500	12,189

Regency Centers Corp.	45,983	2,813

Simon Property Group, Inc.	100,268	11,227

		31,999

Semiconductors & Semiconductor Equipment – 6.4%

Advanced Micro Devices, Inc.*	500,126	49,017

Analog Devices, Inc.	157,416	31,046

Applied Materials, Inc.	261,772	32,153

Broadcom, Inc.	129,491	83,074

Enphase Energy, Inc.*	41,621	8,752

First Solar, Inc.*	30,726	6,683

Intel Corp.	1,283,892	41,945

KLA Corp.	43,130	17,216

Lam Research Corp.	41,968	22,248

Microchip Technology, Inc.	168,286	14,099

Micron Technology, Inc.	339,565	20,489

Monolithic Power Systems, Inc.	14,061	7,038

NVIDIA Corp.	761,755	211,593

NXP Semiconductors N.V.	79,623	14,848

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Semiconductors & Semiconductor Equipment – 6.4% continued

ON Semiconductor Corp.*	134,979	$11,111

Qorvo, Inc.*	31,984	3,249

QUALCOMM, Inc.	344,207	43,914

Skyworks Solutions, Inc.	50,102	5,911

SolarEdge Technologies, Inc.*	17,169	5,218

Teradyne, Inc.	49,185	5,288

Texas Instruments, Inc.	281,037	52,276

		687,168

Software – 9.4%

Adobe, Inc.*	141,985	54,717

ANSYS, Inc.*	26,641	8,866

Autodesk, Inc.*	66,263	13,793

Cadence Design Systems, Inc.*	85,393	17,940

Ceridian HCM Holding, Inc.*	46,151	3,379

Fair Isaac Corp.*	7,936	5,577

Fortinet, Inc.*	202,346	13,448

Gen Digital, Inc.	169,738	2,913

Intuit, Inc.	86,695	38,651

Microsoft Corp.	2,304,143	664,285

Oracle Corp.	476,853	44,309

Paycom Software, Inc.*	14,561	4,427

PTC, Inc.*	32,084	4,114

Roper Technologies, Inc.	33,061	14,570

Salesforce, Inc.*	310,038	61,939

ServiceNow, Inc.*	63,064	29,307

Synopsys, Inc.*	47,446	18,326

Tyler Technologies, Inc.*	12,580	4,461

		1,005,022

Specialized Real Estate Investment Trusts – 1.2%

American Tower Corp.	143,602	29,344

Crown Castle, Inc.	134,767	18,037

Digital Realty Trust, Inc.	88,028	8,654

Equinix, Inc.	28,784	20,754

Extra Space Storage, Inc.	41,314	6,731

Iron Mountain, Inc.	91,905	4,863

Public Storage	48,573	14,676

SBA Communications Corp.	33,142	8,652

VICI Properties, Inc.	313,812	10,237

Weyerhaeuser Co.	224,628	6,768

		128,716

Specialty Retail – 2.1%

Advance Auto Parts, Inc.	17,512	2,130

AutoZone, Inc.*	5,855	14,393

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   233   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Specialty Retail – 2.1% continued

Bath & Body Works, Inc.	67,825	$2,481

Best Buy Co., Inc.	62,193	4,868

CarMax, Inc.*	50,608	3,253

Home Depot (The), Inc.	315,076	92,985

Lowe’s Cos., Inc.	187,655	37,525

O’Reilly Automotive, Inc.*	19,420	16,487

Ross Stores, Inc.	106,745	11,329

TJX (The) Cos., Inc.	356,257	27,916

Tractor Supply Co.	34,622	8,138

Ulta Beauty, Inc.*	15,939	8,697

		230,202

Technology Hardware, Storage & Peripherals – 7.3%

Apple, Inc.	4,603,550	759,126

Hewlett Packard Enterprise Co.	396,283	6,313

HP, Inc.	271,086	7,956

NetApp, Inc.	68,366	4,365

Seagate Technology Holdings PLC	57,749	3,818

Western Digital Corp.*	95,899	3,613

		785,191

Textiles, Apparel & Luxury Goods – 0.5%

NIKE, Inc., Class B	386,370	47,385

Ralph Lauren Corp.	13,621	1,589

Tapestry, Inc.	75,545	3,257

VF Corp.	97,521	2,234

		54,465

Tobacco – 0.7%

Altria Group, Inc.	554,748	24,753

Philip Morris International, Inc.	480,824	46,760

		71,513

Trading Companies & Distributors – 0.3%

Fastenal Co.	178,618	9,634

United Rentals, Inc.	21,722	8,597

W.W. Grainger, Inc.	14,069	9,691

		27,922

Water Utilities – 0.1%

American Water Works Co., Inc.	59,294	8,686

Wireless Telecommunication Services – 0.3%

T-Mobile U.S., Inc.*	184,007	26,652
Total Common Stocks
(Cost $3,444,434)		10,628,592

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(2) (3)	85,431,707	$85,432
Total Investment Companies
(Cost $85,432)		85,432

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 4.46%, 5/11/23(4) (5)	$9,460	$9,413
Total Short-Term Investments
(Cost $9,413)		9,413

Total Investments – 99.9%
(Cost $3,539,279)		10,723,437

Other Assets less Liabilities – 0.1%		6,344

NET ASSETS – 100.0%		$10,729,781

(1)	Investment in affiliate.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2023 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	462	$95,582	Long	6/23	$5,211

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY FUNDS   234   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	99.0%

Investment Companies	0.8%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks(1)	$10,628,592	$—	$—	$10,628,592
Investment Companies	85,432	—	—	85,432
Short-Term Investments	—	9,413	—	9,413
Total Investments	$10,714,024	$9,413	$—	$10,723,437
OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$5,211	$—	$—	$5,211

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 235 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.0%

Air Freight & Logistics – 1.2%

C.H. Robinson Worldwide, Inc.	21,512	$2,138

Expeditors International of Washington, Inc.	19,011	2,094

United Parcel Service, Inc., Class B	3,394	658

		4,890

Automobiles – 2.7%

Tesla, Inc.*	50,314	10,438

Banks – 1.6%

Citigroup, Inc.	72,024	3,377

First Hawaiian, Inc.	72,371	1,493

JPMorgan Chase & Co.	11,593	1,511

		6,381

Beverages – 2.5%

Brown-Forman Corp., Class B	28,723	1,846

Coca-Cola (The) Co.	128,391	7,964

		9,810

Biotechnology – 4.0%

AbbVie, Inc.	15,655	2,495

Amgen, Inc.	22,020	5,323

Biogen, Inc.*	8,295	2,306

Gilead Sciences, Inc.	51,761	4,295

Moderna, Inc.*	1,911	294

Vertex Pharmaceuticals, Inc.*	2,854	899

		15,612

Broadline Retail – 1.4%

Amazon.com, Inc.*	46,600	4,814

Etsy, Inc.*	7,619	848

		5,662

Building Products – 2.2%

Allegion PLC	3,788	404

Carrier Global Corp.	52,532	2,403

Johnson Controls International PLC	5,977	360

Masco Corp.	18,633	927

Owens Corning	21,629	2,072

Trane Technologies PLC	12,959	2,384

		8,550

Capital Markets – 2.4%

Affiliated Managers Group, Inc.	7,011	999

Ameriprise Financial, Inc.	6,996	2,144

Bank of New York Mellon (The) Corp.	46,480	2,112

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Capital Markets – 2.4% continued

BlackRock, Inc.	3,451	$2,309

Janus Henderson Group PLC	76,105	2,027

		9,591

Chemicals – 1.1%

Dow, Inc.	42,535	2,332

Mosaic (The) Co.	5,100	234

Sherwin-Williams (The) Co.	8,580	1,928

		4,494

Commercial Services & Supplies – 0.3%

Rollins, Inc.	29,102	1,092

Communications Equipment – 0.5%

Cisco Systems, Inc.	41,069	2,147

Construction & Engineering – 0.5%

AECOM	23,295	1,964

Consumer Finance – 0.5%

Ally Financial, Inc.	20,429	521

Discover Financial Services	1,821	180

SLM Corp.	106,400	1,318

		2,019

Diversified Telecommunication Services – 0.2%

Lumen Technologies, Inc.	236,879	628

Electric Utilities – 1.0%

Edison International	2,779	196

Exelon Corp.	52,458	2,197

Hawaiian Electric Industries, Inc.	41,715	1,602

		3,995

Electrical Equipment – 0.5%

Acuity Brands, Inc.	11,081	2,025

Electronic Equipment, Instruments & Components – 0.1%

Trimble, Inc.*	4,821	253

Entertainment – 0.7%

Electronic Arts, Inc.	2,647	319

World Wrestling Entertainment, Inc., Class A	26,625	2,430

		2,749

Financial Services – 5.3%

Berkshire Hathaway, Inc., Class B*	6,965	2,151

Equitable Holdings, Inc.	65,975	1,675

Jack Henry & Associates, Inc.	1,874	282

Mastercard, Inc., Class A	24,396	8,866

MGIC Investment Corp.	143,307	1,923

Rocket Cos., Inc., Class A*	151,943	1,377

See Notes to the Financial Statements.

EQUITY FUNDS   236   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Financial Services – 5.3% continued

Visa, Inc., Class A	10,343	$2,332

Voya Financial, Inc.	27,568	1,970

Western Union (The) Co.	27,564	307

		20,883

Food Products – 1.1%

General Mills, Inc.	28,154	2,406

Kellogg Co.	28,713	1,923

		4,329

Ground Transportation – 0.5%

Landstar System, Inc.	11,492	2,060

Health Care Equipment & Supplies – 1.9%

Abbott Laboratories	14,452	1,463

Edwards Lifesciences Corp.*	8,796	728

Hologic, Inc.*	26,122	2,108

IDEXX Laboratories, Inc.*	5,217	2,609

ResMed, Inc.	2,469	541

		7,449

Health Care Providers & Services – 2.6%

Cardinal Health, Inc.	26,663	2,013

Cigna Group (The)	12,405	3,170

McKesson Corp.	5,822	2,073

Quest Diagnostics, Inc.	13,107	1,854

UnitedHealth Group, Inc.	2,379	1,124

		10,234

Hotel & Resort Real Estate Investment Trusts – 0.3%

Host Hotels & Resorts, Inc.	73,839	1,218

Hotels, Restaurants & Leisure – 2.6%

Airbnb, Inc., Class A*	4,663	580

Booking Holdings, Inc.*	1,372	3,639

Domino’s Pizza, Inc.	1,522	502

Hilton Worldwide Holdings, Inc.	17,185	2,421

Starbucks Corp.	17,490	1,821

Travel + Leisure Co.	32,705	1,282

		10,245

Household Products – 3.1%

Clorox (The) Co.	14,008	2,217

Colgate-Palmolive Co.	34,134	2,565

Kimberly-Clark Corp.	16,966	2,277

Procter & Gamble (The) Co.	35,712	5,310

		12,369

Industrial Conglomerates – 0.6%

3M Co.	22,844	2,401

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Industrial Real Estate Investment Trusts – 0.6%

Prologis, Inc.	19,354	$2,415

Insurance – 3.1%

Aflac, Inc.	32,028	2,066

Allstate (The) Corp.	13,795	1,529

American International Group, Inc.	8,605	433

Hartford Financial Services Group (The), Inc.	22,345	1,557

Lincoln National Corp.	29,873	671

MetLife, Inc.	32,042	1,857

Principal Financial Group, Inc.	9,524	708

Prudential Financial, Inc.	22,041	1,824

Travelers (The) Cos., Inc.	8,514	1,459

		12,104

Interactive Media & Services – 4.4%

Alphabet, Inc., Class A*	108,318	11,236

Alphabet, Inc., Class C*	55,686	5,791

Match Group, Inc.*	6,238	240

		17,267

IT Services – 2.2%

Accenture PLC, Class A	12,175	3,480

Cognizant Technology Solutions Corp., Class A	3,177	194

International Business Machines Corp.	37,015	4,852

		8,526

Life Sciences Tools & Services – 2.1%

Agilent Technologies, Inc.	15,223	2,106

Mettler-Toledo International, Inc.*	1,465	2,242

Waters Corp.*	5,884	1,822

West Pharmaceutical Services, Inc.	6,045	2,094

		8,264

Machinery – 1.0%

Cummins, Inc.	2,228	532

Illinois Tool Works, Inc.	12,662	3,083

Otis Worldwide Corp.	5,076	428

		4,043

Media – 1.7%

Comcast Corp., Class A	83,663	3,172

Interpublic Group of (The) Cos., Inc.	57,166	2,129

Sirius XM Holdings, Inc.	317,773	1,261

		6,562

Metals & Mining – 0.3%

Steel Dynamics, Inc.	9,010	1,019

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 237 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Multi-Utilities – 0.2%

Public Service Enterprise Group, Inc.	15,348	$958

Office Real Estate Investment Trusts – 0.4%

Boston Properties, Inc.	29,269	1,584

Oil, Gas & Consumable Fuels – 3.3%

Cheniere Energy, Inc.	10,453	1,648

ConocoPhillips	22,851	2,267

Exxon Mobil Corp.	8,166	896

Marathon Petroleum Corp.	21,525	2,902

ONEOK, Inc.	33,221	2,111

Texas Pacific Land Corp.	956	1,626

Valero Energy Corp.	11,292	1,576

		13,026

Personal Care Products – 0.1%

Olaplex Holdings, Inc.*	47,207	202

Pharmaceuticals – 4.8%

Bristol-Myers Squibb Co.	86,045	5,964

Eli Lilly & Co.	16,306	5,600

Johnson & Johnson	19,851	3,077

Merck & Co., Inc.	6,923	736

Pfizer, Inc.	8,127	331

Zoetis, Inc.	19,513	3,248

		18,956

Professional Services – 1.5%

Automatic Data Processing, Inc.	17,304	3,853

Robert Half International, Inc.	25,521	2,056

		5,909

Real Estate Management & Development – 1.4%

CBRE Group, Inc., Class A*	26,397	1,922

Howard Hughes (The) Corp.*	22,909	1,833

Jones Lang LaSalle, Inc.*	11,657	1,696

		5,451

Residential Real Estate Investment Trusts – 0.2%

AvalonBay Communities, Inc.	3,613	607

Semiconductors & Semiconductor Equipment – 4.5%

Applied Materials, Inc.	35,587	4,371

Enphase Energy, Inc.*	1,515	319

Lam Research Corp.	1,241	658

NVIDIA Corp.	21,193	5,887

Texas Instruments, Inc.	35,558	6,614

		17,849

Software – 11.0%

Adobe, Inc.*	19,132	7,373

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.0% continued

Software – 11.0% continued

Autodesk, Inc.*	12,066	$2,512

Cadence Design Systems, Inc.*	12,201	2,563

Intuit, Inc.	2,405	1,072

Manhattan Associates, Inc.*	1,630	252

Microsoft Corp.	95,856	27,635

Teradata Corp.*	45,666	1,840

		43,247

Specialized Real Estate Investment Trusts – 1.3%

American Tower Corp.	15,568	3,181

Weyerhaeuser Co.	64,283	1,937

		5,118

Specialty Retail – 4.0%

Best Buy Co., Inc.	15,257	1,194

Home Depot (The), Inc.	24,062	7,101

Lowe’s Cos., Inc.	22,986	4,596

Ulta Beauty, Inc.*	2,136	1,166

Williams-Sonoma, Inc.	14,040	1,708

		15,765

Technology Hardware, Storage & Peripherals – 7.1%

Apple, Inc.	163,456	26,954

HP, Inc.	36,203	1,062

		28,016

Textiles, Apparel & Luxury Goods – 1.0%

Deckers Outdoor Corp.*	819	368

NIKE, Inc., Class B	10,398	1,275

PVH Corp.	19,070	1,700

Tapestry, Inc.	8,676	374

Under Armour, Inc., Class A*	32,527	309

		4,026

Trading Companies & Distributors – 1.3%

Fastenal Co.	44,405	2,395

W.W. Grainger, Inc.	3,795	2,614

		5,009

Water Utilities – 0.1%

American Water Works Co., Inc.	3,354	491
Total Common Stocks
(Cost $337,317)		389,902

See Notes to the Financial Statements.

EQUITY FUNDS   238   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(1) (2)	8,063,048	$8,063

Total Investment Companies

(Cost $8,063)		8,063

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 4.42%, 5/11/23(3) (4)	$370	$368

Total Short-Term Investments

(Cost $368)		368

Total Investments – 101.1%

(Cost $345,748)		398,333

Liabilities less Other Assets – (1.1%)		(4,315)

NET ASSETS – 100.0%		$394,018

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(2)	7-day current yield as of March 31, 2023 is disclosed.

(3)	Discount rate at the time of purchase.

(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	19	$3,931	Long	6/23	$187

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	99.0%

Investment Companies	2.0%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$389,902	$—	$—	$389,902

Investment Companies	8,063	—	—	8,063

Short-Term Investments	—	368	—	368

Total Investments	$397,965	$368	$—	$398,333

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$187	$—	$—	$187
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 239 EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 41 funds as of March 31, 2023, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, Global Tactical Asset Allocation, Income Equity, International Equity, International Equity Index, Large Cap Core, Large Cap Value, Mid Cap Index, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Small Cap Core, Small Cap Index, Small Cap Value, Stock Index and U.S. Quality ESG Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

The Global Tactical Asset Allocation Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”). The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds. References to the “Fund” or “Funds” herein may include references to the “Underlying Funds”, as applicable.

Except for the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds, each Fund is authorized to issue one class of shares designated as the “Shares” class. The Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds are authorized to issue two classes of shares designated as Class K shares and Class I shares.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser and administrator for the Funds. The Northern Trust Company (“Northern Trust”), an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Funds. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each class of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the last quoted sale price, or the official closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their closing NAV. Shares of closed-end funds and exchange-traded funds are valued at their closing market price. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded futures and options are valued at the settlement price as established each day by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost.

The Board of Trustees (“Board”) has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, any securities for which market

EQUITY FUNDS   240   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2023

quotations are not readily available or for which the available price has been determined to not represent a reliable, current market value are valued at fair value as determined in good faith by NTI. The Board oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. NTI, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case NTI may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by NTI to price a Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return or to seek exposure to certain countries or currencies (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The futures contract position and investment strategy utilized during the fiscal year ended March 31, 2023, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Active M Emerging Markets Equity	Long	Liquidity

Active M International Equity	Long	Liquidity

Emerging Markets Equity Index	Long	Liquidity

Global Real Estate Index	Long	Liquidity

Global Sustainability Index	Long	Liquidity

Income Equity	Long	Liquidity

International Equity	Long	Liquidity

International Equity Index	Long	Liquidity

Large Cap Core	Long	Liquidity

Large Cap Value	Long	Liquidity

Mid Cap Index	Long	Liquidity

Multi-Manager Global Listed Infrastructure	Long	Liquidity

Northern Engage360TM	Long	Liquidity

Small Cap Core	Long	Liquidity

Small Cap Index	Long	Liquidity

Small Cap Value	Long	Liquidity

Stock Index	Long	Liquidity

U.S. Quality ESG	Long	Liquidity

At March 31, 2023, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Active M Emerging Markets Equity, Active M International Equity, Income Equity, Large Cap Core, Large Cap Value, Mid Cap Index, Multi-Manager Global Listed Infrastructure, Northern Engage360TM, Small Cap Core, Small Cap Index, Small Cap Value, Stock Index and U.S. Quality ESG Funds was approximately $985,000, $4,438,000, $179,000, $159,000, $30,000, $2,781,000, $4,160,000, $846,000, $1,709,000, $2,249,000, $5,810,000, $9,413,000 and $368,000, respectively. At March 31, 2023, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity and International Equity Index Funds was approximately $2,026,000, $877,000, $2,004,000, $247,000 and $4,349,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of

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NOTES TO THE FINANCIAL STATEMENTS continued

Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on options written on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperformance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds and certain of the Underlying Funds for the Global Tactical Asset Allocation Fund may enter into forward foreign currency exchange contracts for hedging and/or speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by a Fund or an Underlying Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Other non-cash dividends are recognized as investment income at the fair value of the property received. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A

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MARCH 31, 2023

Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class, if applicable.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses arising in connection with a specific class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Expenses are recognized on an accrual basis.

H) REDEMPTION FEES The Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage360TM Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	REDEMPTION FEES

Emerging Markets Equity Index	$ 1

Global Real Estate Index	1

Global Sustainability Index	7

International Equity	–*

International Equity Index	–*

Multi-Manager Global Listed Infrastructure	27

* Amounts round to less than $1,000.

Redemption fees for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	REDEMPTION FEES

Active M Emerging Markets Equity	$–*

Active M International Equity	–*

Emerging Markets Equity Index	3

Global Real Estate Index	2

Global Sustainability Index	20

International Equity	2

International Equity Index	–*

Multi-Manager Global Listed Infrastructure	2

* Amounts round to less than $1,000.

The amounts described above are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years. There were no redemption fees for the fiscal years ended March 31, 2023, for the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Real Estate, and Northern Engage360TM Funds, and for the fiscal year ended March 31, 2022, for the Multi-Manager Global Real Estate and Northern Engage360TM Funds.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Active M Emerging Markets Equity	Annually

Active M International Equity	Annually

Emerging Markets Equity Index	Annually

Global Real Estate Index	Quarterly

Global Sustainability Index	Annually

Global Tactical Asset Allocation	Quarterly

Income Equity	Monthly

International Equity	Annually

International Equity Index	Annually

Large Cap Core	Quarterly

Large Cap Value	Annually

Mid Cap Index	Annually

Multi-Manager Global Listed Infrastructure	Quarterly

Multi-Manager Global Real Estate	Quarterly

Northern Engage360TM	Annually

Small Cap Core	Annually

Small Cap Index	Annually

Small Cap Value	Annually

Stock Index	Quarterly

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NOTES TO THE FINANCIAL STATEMENTS continued

DECLARATION AND PAYMENT FREQUENCY

U.S. Quality ESG	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), recharacterization of dividends received from investments in REITs, capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the net assets or the NAVs per share of the Funds. At March 31, 2023, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Active M Emerging Markets Equity	$(1,512)	$1,247	$265

Active M International Equity	76	(76)	–

Emerging Markets Equity Index	(2,835)	2,559	275

Global Real Estate Index	2,960	(2,960)	–

Global Sustainability Index	(663)	663	–

International Equity	166	(166)	–

International Equity Index	(5,933)	2,216	3,717

Large Cap Value	(190)	190	–

Multi-Manager Global Listed Infrastructure	(83)	83	–

Multi-Manager Global Real Estate	328	(382)	53

Northern Engage360TM	290	(290)	–

Small Cap Core	(33)	33	–

Small Cap Index	(101)	(63)	164

Stock Index	–	(1,064)	1,064

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders. Certain Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption Deferred foreign capital gains tax payable and as a reduction in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in Net realized gains (losses) on Investments. Certain Funds seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable, if any, is reflected as an asset on the Statements of Assets and Liabilities under the caption Receivable for foreign tax reclaims.

For the period from November 1, 2022, through the fiscal year ended March 31, 2023, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Global Sustainability Index	$10,192

Small Cap Index	6,788

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Active M Emerging Markets Equity	$23,140	$ –

Emerging Markets Equity Index	49,446	321,488

Global Tactical Asset Allocation	908	1,388

International Equity	18,992	27,065

International Equity Index	13,434	602,473

Northern Engage360TM	17,855	2,561

U.S. Quality ESG	11,696	9,242

At November 30, 2022, the Global Real Estate Index Fund and Multi-Manager Global Real Estate Fund’s most recent tax year end, the non-expiring short-term capital losses were approximately $3,503,000 and $643,000, respectively, and for the

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Global Real Estate Index Fund long-term capital losses were approximately $126,106,000. The Funds may offset future capital gains with these capital loss carryforwards.

At March 31, 2023, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Active M Emerging Markets Equity	$206	$–	$5,467

Active M International Equity	7,715	4,600	75,589

Emerging Markets Equity Index	17,663	–	303,793

Global Sustainability Index	8,959	–	278,339

Global Tactical Asset Allocation	274	–	(412)

Income Equity	109	2,335	38,843

International Equity	3,767	–	5,850

International Equity Index	42,165	–	1,273,581

Large Cap Core	104	3,687	76,849

Large Cap Value	1,033	–	2,197

Mid Cap Index	8,508	41,739	546,681

Northern Engage360TM	3,326	–	16,122

Small Cap Core	4,846	10,980	139,033

Small Cap Index	4,897	–	243,178

Small Cap Value	6,406	22,411	620,135

Stock Index	5,763	124,237	7,105,472

U.S. Quality ESG	135	–	49,675

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2022, the Global Real Estate Index, Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds’ last tax year end, were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Global Real Estate Index	$–	$–	$146,307

Multi-Manager Global Listed Infrastructure	3,794	12,532	18,115

Multi-Manager Global Real Estate	363	–	(148)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2023, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Active M Emerging Markets Equity	$1,445	$–

Active M International Equity	6,821	–

Emerging Markets Equity Index	31,842	–

Global Sustainability Index	20,558	4,583

Global Tactical Asset Allocation	3,244	4,242

Income Equity	3,036	4,992

International Equity	3,200	–

International Equity Index	110,518	–

Large Cap Core	4,345	7,220

Large Cap Value	1,998	2,798

Mid Cap Index	29,760	160,351

Northern Engage360TM	–	38,548

Small Cap Core	1,349	1,295

Small Cap Index	13,925	57,546

Small Cap Value	14,152	79,925

Stock Index	172,621	300,253

U.S. Quality ESG	5,527	8,279

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2022, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Active M Emerging Markets Equity	$26,918	$61,241

Active M International Equity	12,650	54,777

Emerging Markets Equity Index	63,000	–

Global Sustainability Index	21,028	46,004

Global Tactical Asset Allocation	2,949	3,287

Income Equity	5,331	16,400

International Equity	4,000	–

International Equity Index	179,350	–

Large Cap Core	15,244	24,926

Large Cap Value	3,869	1,428

Mid Cap Index	72,709	173,392

Northern Engage360TM	8,986	23,820

Small Cap Core	5,041	70,514

Small Cap Index	29,796	144,322

Small Cap Value	31,556	340,449

Stock Index	177,611	241,617

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NOTES TO THE FINANCIAL STATEMENTS continued

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

U.S. Quality ESG	$11,897	$15,406

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds’ tax years ended November 30, 2022 and November 30, 2021 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2022 AND NOVEMBER 30, 2021 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Global Real Estate Index (2022)	$29,218	$–	$11,867

Global Real Estate Index (2021)	29,859	–	–

Multi-Manager Global Listed Infrastructure (2022)	38,851	69,703	–

Multi-Manager Global Listed Infrastructure (2021)	18,097	9,732	–

Multi-Manager Global Real Estate (2022)	4,400	1,507	–

Multi-Manager Global Real Estate (2021)	3,548	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds have a tax year end of November 30th, as such, the information in this section is as of each Fund’s tax year end. The tax character of distributions paid for the period December 1, 2022 through March 31, 2023 will be determined at the end of its tax year ending November 30, 2023.

Above figures may differ from those cited elsewhere in this report due to differences in the timing and amounts determined in accordance with federal income tax regulations versus financial statement amounts determined in accordance with U.S. GAAP. The final tax character of the Funds’ distributions is reported on IRS Form 1099-DIV.

As of March 31, 2023, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Shares class or Class I shares of the Funds, as applicable, beneficially owned by their customers.

NTI has contractually agreed to limit payments of service fees from Class I shares of the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds to an annual rate of 0.05 percent, 0.10 percent and 0.10 percent, respectively, of the average daily net assets of the Class I shares of these Funds. There is no service fee permitted by Class K shares of the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds.

There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2023.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2023.

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4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 15, 2021, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if Adjusted Term Secured Overnight Financing Rate (SOFR) (but in no event less than 0 percent) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent per annum. In addition, there was an annual commitment fee of 0.15 percent on the average unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 14, 2022.

At a meeting held on August 18, 2022, the Board approved the terms of an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The Board approved the New Credit Facility at a meeting held on November 16, 2022. The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if Adjusted Term SOFR (but in no event less than 0 percent) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent per annum. In addition, there is an annual commitment fee of 0.15 percent on the average unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 14, 2022 and will expire on November 13, 2023, unless renewed.

During the fiscal year ended March 31, 2023, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Emerging Markets Equity Index	$2,800	4.05%

Global Tactical Asset Allocation	316	3.49

International Equity Index	4,050	4.32

Large Cap Core	240	3.42

Large Cap Value	300	5.29

Small Cap Index	2,300	4.90

Stock Index	3,100	5.34

U.S. Quality ESG	300	1.41

No other Funds had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2023. There were no outstanding loan amounts at March 31, 2023.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory services (asset allocation services for the Global Tactical Asset Allocation Fund), administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

With respect to the Global Sustainability Index, Small Cap Core, and U.S. Quality ESG Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth set forth below, excluding (i) acquired fund fees and expenses; (ii) service fees; (iii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iv) expenses of third party consultants engaged by the Board of Trustees; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

With respect to the Emerging Markets Equity Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses, including any acquired fund fees and expenses, of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding extraordinary expenses. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

For all other Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with

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NOTES TO THE FINANCIAL STATEMENTS continued

the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

Prior to September 1, 2022, NTI contractually agreed to reimburse a portion of the operating expenses of each Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets did not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses; (ii) service fees (for the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds); (iii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iv) expenses of third party consultants engaged by the Board of Trustees; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest. NTI contractually agreed to first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeded the management fees payable by the Fund or Class.

Prior to July 29, 2022, NTI contractually agreed to reimburse a portion of operating expenses of Northern Engage360TM Fund and U.S. Quality ESG Fund (other than acquired fund fees and extraordinary expenses for the Northern Engage360TM Fund and other than service fees and extraordinary expenses for the U.S. Quality ESG Fund), to the extent the total annual fund operating expenses of the Funds exceeded their expense limitations.

The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement, if any, is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2023, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.1400%	0.1549%

Global Real Estate Index	0.4000%	0.4700%

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Global Sustainability Index	0.1800%	0.2400%

Global Tactical Asset Allocation	0.2300%	0.2500%

Income Equity	0.4600%	0.4800%

International Equity	0.4700%	0.4900%

International Equity Index	0.0900%	0.1049%

Large Cap Core	0.4400%	0.4500%

Large Cap Value	0.5300%	0.5500%

Mid Cap Index	0.0900%	0.1049%

Small Cap Core	0.4700%	0.4900%

Small Cap Index	0.0900%	0.1049%

Small Cap Value	0.9500%	1.0000%

Stock Index	0.0400%	0.0549%

U.S. Quality ESG	0.3700%	0.3900%

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES
				CONTRACTUAL EXPENSE LIMITATIONS
	FIRST	NEXT	OVER
	$1 BILLION	$1 BILLION	$2 BILLION

Active M Emerging Markets Equity	1.08%	1.048%	1.017%	1.10%

Active M International Equity	0.82%	0.795%	0.771%	0.84%

Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	0.96%

Multi-Manager Global Real Estate	0.89%	0.863%	0.837%	0.91%

Northern Engage360TM	0.68%	0.660%	0.640%	0.70%

Prior to September 1, 2022, the annual management fees and contractual expense limitations for the Funds below were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.21%	0.30%

International Equity Index	0.18%	0.24%

Mid Cap Index	0.13%	0.15%

Small Cap Index	0.13%	0.15%

Stock Index	0.08%	0.10%

Prior to July 29, 2022, the annual management fees and contractual expense limitations for the Funds below were based on the following annual rates as set forth in the table below.

EQUITY FUNDS   248   NORTHERN FUNDS ANNUAL REPORT

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MARCH 31, 2023

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Global Real Estate Index	0.40%	0.50%

Global Sustainability Index	0.18%	0.25%

International Equity	0.48%	0.50%

International Equity Index	0.18%	0.25%

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES
				CONTRACTUAL EXPENSE LIMITATIONS
	FIRST	NEXT	OVER
	$1 BILLION	$1 BILLION	$2 BILLION

Income Equity	0.95%	0.922%	0.894%	1.00%

Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%

The contractual reimbursement arrangements described above may not be terminated before July 31, 2023 without the approval of the Board of Trustees. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year.

Amounts waived or reimbursed by the Investment Adviser pursuant to voluntary or contractual agreements may not be recouped by the Investment Adviser.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds.

The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage360TM Funds are managed by NTI and one or more investment sub-advisers unaffiliated with NTI (each a “Sub-Adviser” and together, the “Sub-Advisers”). In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of any Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each sub-advised Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI.

As of March 31, 2023, Axiom Investors LLC, Ashmore Investment Management Limited and Westwood Global Investments, LLC are the Sub-Advisers for the Active M Emerging Markets Equity Fund.

As of March 31, 2023, Causeway Capital Management LLC, Polen Capital Management, LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP are the Sub-Advisers for the Active M International Equity Fund.

As of March 31, 2023, First Sentier Investors (Australia) IM Ltd., Lazard Asset Management LLC and KBI Global Investors (North America), Ltd. are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2023, Janus Henderson Investors US LLC (formerly Janus Capital Management, LLC) and Massachusetts Financial Services Company are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2023, Ariel Investments, LLC, Aristotle Capital Management, LLC, EARNEST Partners, LLC, Mar Vista Investment Partners, LLC and Boston Common Asset Management, LLC are the Sub-Advisers for the Northern Engage360TM Fund.

NTI is responsible for payment of sub-advisory fees to these Sub-Advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain Sub-Advisers pursuant to separate agreements with such Sub-Advisers.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the

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NOTES TO THE FINANCIAL STATEMENTS continued

Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”) and/or the Global Tactical Asset Allocation Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2023, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25 percent. For the fiscal year ended March 31, 2023, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specific conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2023, there were no Funds engaged in purchases and/or sales of securities from an affiliated entity.

NTI or the Sub-Advisers may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with NTI, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.

For the fiscal year ended March 31, 2023, Northern Engage 360TM paid Northern Trust Securities, Inc., an affiliate of NTI approximately $24,000 in brokerage commissions.

During the fiscal year ended March 31, 2023, the Active M Emerging Markets Equity, Emerging Markets Equity Index and Global Real Estate Index Funds received reimbursements from Northern Trust of less than $1,000 and approximately $5,000 and $10,000, respectively, in connection with errors. The reimbursements are included in Capital share transactions on the Statements of Changes in Net Assets. The cash contribution represents less than $0.01 per share and had no effect on each Fund’s total return.

During the fiscal year ended March 31, 2022, the Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Tactical Asset Allocation, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds received reimbursements from Northern Trust of approximately $14,000, $20,000, $10,000, $7,000, $1,000, $5,000, $6,000, $13,000 and $1,000, respectively, in connection with errors. The Global Sustainability Index and Northern Engage360TM Funds each received reimbursements of less than $1,000 in connection with errors. These reimbursements are included in Net investment income in the Statements of Changes in Net Assets and Financial Highlights. These cash contributions represent less than $0.01 per share for each of the Funds.

During the fiscal year ended March 31, 2022, the Stock Index Fund received reimbursements from Northern Trust of approximately $2,000 in connection with an error. This reimbursement is included in Capital share transactions in the Statements of Changes in Net Assets. The cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

Certain uninvested foreign currency balances of the Funds may pay/receive a return to/from Northern Trust based on a market return it pays/receives less an administrative fee. For the fiscal year ended March 31, 2023, the Active M International Equity, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure and Northern Engage 360TM Funds paid Northern Trust approximately $4,000, $5,000, $9,000, $2,000, $31,000, $3,000 and $1,000, respectively. The Active M Emerging Markets Equity, Emerging Markets Equity Index and Multi-Manager Global Real Estate Funds each paid amounts to Northern Trust of less than $1,000. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index and Multi-Manager Global Listed Infrastructure Funds received amounts from Northern Trust of approximately $9,000, $4,000, $3,000, $2,000, $31,000 and $8,000, respectively. The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Real Estate and

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MARCH 31, 2023

Northern Engage 360TM Funds each received amounts from Northern Trust of less than $1,000. These amounts are included in Dividend income or Interest income on the Funds’ Statements of Operations.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2023, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Active M Emerging Markets Equity	$–	$238,099	$–	$322,442

Active M International Equity	–	235,331	–	318,418

Emerging Markets Equity Index	–	875,842	–	1,066,427

Global Real Estate Index	–	86,504	–	217,219

Global Sustainability Index	–	413,579	–	259,805

Global Tactical Asset Allocation	–	38,047	–	52,194

Income Equity	–	49,923	–	60,953

International Equity	–	55,570	–	52,164

International Equity Index	–	875,413	–	1,061,105

Large Cap Core	–	95,741	–	118,667

Large Cap Value	–	47,936	–	51,780

Mid Cap Index	–	278,914	–	532,649

Multi-Manager Global Listed Infrastructure	–	562,074	–	586,509

Multi-Manager Global Real Estate	–	87,460	–	125,937

Northern Engage360TM	–	47,951	–	118,298

Small Cap Core	–	56,392	–	87,058

Small Cap Index	–	173,462	–	341,417

Small Cap Value	–	239,438	–	720,156

Stock Index	–	315,472	–	845,753

U.S. Quality ESG	–	177,016	–	220,179

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2023, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Active M Emerging Markets Equity	$12,676	$(7,173)	$5,503	$167,927

Active M International Equity	86,562	(10,906)	75,656	401,219

Emerging Markets Equity Index	443,853	(136,439)	307,414	1,197,687

Global Real Estate Index	221,578	(115,600)	105,978	884,346

Global Sustainability Index	325,315	(47,020)	278,295	1,235,783

Global Tactical Asset Allocation	4,155	(4,567)	(412)	102,473

Income Equity	43,559	(4,716)	38,843	99,595

International Equity	11,112	(5,274)	5,838	115,571

International Equity Index	1,489,734	(216,153)	1,273,581	3,147,245

Large Cap Core	82,380	(5,531)	76,849	165,883

Large Cap Value	4,805	(2,608)	2,197	56,797

Mid Cap Index	668,675	(121,994)	546,681	1,450,949

Multi-Manager Global Listed Infrastructure	64,253	(53,114)	11,139	973,023

Multi-Manager Global Real Estate	7,928	(8,096)	(168)	120,862

Northern Engage360TM	31,114	(14,997)	16,117	217,528

Small Cap Core	165,758	(26,723)	139,035	294,816

Small Cap Index	423,435	(180,257)	243,178	918,638

Small Cap Value	653,479	(33,344)	620,135	998,294

Stock Index	7,206,682	(101,210)	7,105,472	3,623,177

U.S. Quality ESG	64,502	(14,827)	49,675	348,845

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NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares class for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	4,307	$ 59,233	28	$ 355	(11,772)	$ (154,552)	(7,437)	$ (94,964)

Active M International Equity	2,264	23,798	57	584	(11,079)	(113,778)	(8,758)	(89,396)

Emerging Markets Equity Index	63,649	672,010	550	5,581	(82,198)	(862,964)	(17,999)	(185,373)

Global Real Estate Index	17,771	167,103	617	5,579	(35,502)	(326,991)	(17,114)	(154,309)

Global Tactical Asset Allocation	456	5,513	565	6,678	(1,843)	(22,277)	(822)	(10,086)

Income Equity	358	4,934	582	7,621	(1,404)	(18,778)	(464)	(6,223)

International Equity	3,411	29,755	179	1,555	(3,256)	(28,154)	334	3,156

International Equity Index	53,934	653,559	1,760	21,314	(73,873)	(881,350)	(18,179)	(206,477)

Large Cap Core	642	14,613	489	10,671	(1,733)	(39,308)	(602)	(14,024)

Large Cap Value	242	4,756	249	4,624	(502)	(9,790)	(11)	(410)

Mid Cap Index	12,058	239,064	8,280	154,003	(25,229)	(506,930)	(4,891)	(113,863)

Multi-Manager Global Listed Infrastructure	27,838	335,875	1,856	21,590	(31,866)	(373,461)	(2,172)	(15,996)

Multi-Manager Global Real Estate	699	7,581	117	1,150	(4,819)	(49,726)	(4,003)	(40,995)

Northern Engage360TM	102	936	4,132	37,812	(6,823)	(75,087)	(2,589)	(36,339)

Small Cap Index	11,100	138,237	4,720	55,315	(25,207)	(315,561)	(9,387)	(122,009)

Small Cap Value	10,657	202,425	5,110	92,187	(37,116)	(711,649)	(21,349)	(417,037)

Stock Index	22,464	963,025	7,124	295,053	(35,095)	(1,524,094)	(5,507)	(266,016)

Transactions in Shares class for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	4,789	$ 83,852	3,643	$ 59,348	(7,854)	$ (145,435)	578	$ (2,235)

Active M International Equity	3,398	44,169	3,632	44,598	(9,327)	(116,046)	(2,297)	(27,279)

Emerging Markets Equity Index	30,388	410,080	720	9,354	(39,139)	(517,145)	(8,031)	(97,711)

Global Real Estate Index	15,557	180,254	704	8,196	(21,938)	(253,509)	(5,677)	(65,059)

Global Tactical Asset Allocation	3,659	52,171	342	4,768	(3,427)	(47,964)	574	8,975

Income Equity	993	15,451	1,342	20,546	(1,542)	(24,207)	793	11,790

International Equity	3,095	31,587	141	1,399	(1,350)	(13,514)	1,886	19,472

International Equity Index	41,169	600,791	2,110	30,029	(70,587)	(987,660)	(27,308)	(356,840)

Large Cap Core	874	23,694	1,409	36,999	(1,749)	(47,021)	534	13,672

Large Cap Value	259	5,546	241	5,090	(447)	(9,597)	53	1,039

Mid Cap Index	13,814	328,739	9,174	207,702	(20,355)	(488,984)	2,633	47,457

Multi-Manager Global Listed Infrastructure	9,565	124,082	6,773	85,437	(22,004)	(292,240)	(5,666)	(82,721)

Multi-Manager Global Real Estate	1,420	18,175	281	3,656	(1,541)	(19,670)	160	2,161

Northern Engage360TM	245	2,929	2,418	32,114	(4,872)	(67,757)	(2,209)	(32,714)

Small Cap Index	17,574	275,905	9,911	147,872	(14,056)	(230,658)	13,429	193,119

Small Cap Value	24,236	540,597	17,810	365,098	(58,070)	(1,303,052)	(16,024)	(397,357)

Stock Index	20,853	1,020,833	5,102	259,846	(27,450)	(1,346,130)	(1,495)	(65,451)

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Transactions in Class K shares for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	10,815	$182,966	349	$5,855	(7,920)	$(141,574)	3,244	$ 47,247

Small Cap Core	897	22,179	43	1,054	(1,513)	(38,649)	(573)	(15,416)

U.S. Quality ESG	4,928	74,346	627	9,247	(8,937)	(133,929)	(3,382)	(50,336)

Transactions in Class K shares for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	10,270	$209,121	1,413	$28,906	(1,382)	$(27,717)	10,301	$210,310

Small Cap Core	833	25,573	1,320	37,447	(938)	(29,065)	1,215	33,955

U.S. Quality ESG	9,764	175,461	1,270	22,998	(1,594)	(28,083)	9,440	170,376

Transactions in Class I shares for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	17,772	$306,546	667	$11,197	(11,583)	$(196,197)	6,856	$121,546

Small Cap Core	1,013	25,628	41	1,014	(1,570)	(39,640)	(516)	(12,998)

U.S. Quality ESG	1,143	17,036	13	184	(93)	(1,388)	1,063	15,832

Transactions in Class I shares for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	21,466	$432,325	1,326	$27,109	(10,801)	$(217,424)	11,991	$242,010

Small Cap Core	865	27,714	1,204	34,088	(1,725)	(53,750)	344	8,052

U.S. Quality ESG	134	2,341	3	47	(15)	(267)	122	2,121

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Active M Emerging Markets Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 17,729	$229,653	$243,785	$–	$–	$134	$3,597	3,597,000

Active M International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	35,464	240,402	256,467	–	–	405	19,399	19,399,445

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Emerging Markets Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 41,401	$583,497	$ 577,897	$ –	$ –	$ 920	$47,001	47,000,884

Global Real Estate Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	23,490	208,783	223,301	–	–	310	8,972	8,971,826

Global Sustainability Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	14,982	340,957	334,372	–	–	455	21,567	21,567,077

	Northern Trust Corp.	1,112	209	87	(246)	(33)	30	955	10,838

	Total	$ 16,094	$ 341,166	$ 334,459	$ (246)	$ (33)	$ 485	$22,522	21,577,915

Global Tactical Asset Allocation	FlexShares® Credit-Scored U.S. Corporate Bond Index Fund	$ 6,315	$ 815	$ 5,031	$ 253	$ (424)	$ 62	$ 1,928	40,650

	FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund	910	130	697	113	(251)	21	205	4,606

	FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund	2,567	347	278	(69)	(45)	59	2,522	99,300

	FlexShares® Disciplined Duration MBS Index Fund	5,418	3,494	4,405	69	(449)	169	4,127	199,850

	FlexShares® Global Quality Real Estate Index Fund	2,546	248	138	(628)	(2)	57	2,026	38,232

	FlexShares® High Yield Value-Scored Bond Index Fund	15,424	247	4,781	(816)	(1,011)	952	9,063	222,511

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	3,851	2,656	867	(364)	(101)	254	5,175	211,328

	FlexShares® International Quality Dividend Index Fund	6,435	1,153	1,575	(314)	(158)	268	5,541	250,931

	FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	6,423	1,184	1,699	(374)	55	141	5,589	86,731

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	5,139	2,278	2,648	(571)	(138)	115	4,060	82,697

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	7,655	2,043	2,913	(1,271)	288	212	5,802	137,195

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MARCH 31, 2023

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

	FlexShares® Morningstar U.S. Market Factor Tilt Index Fund	$ 15,919	$ 841	$ 4,585	$(2,260)	$ 667	$ 179	$10,582	67,470

	FlexShares® Quality Dividend Index Fund	11,778	490	1,786	(1,211)	221	232	9,492	174,294

	FlexShares® STOXX Global Broad Infrastructure Index Fund	2,557	2,360	2,489	(590)	206	79	2,044	39,346

	FlexShares® U.S. Quality Low Volatility Index Fund	10,538	77	2,297	(1,039)	324	137	7,603	147,986

	FlexShares® Ultra-Short Income Fund*	2,548	4,615	3,080	25	(5)	74	4,103	54,858

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	16	38,963	38,837	–	–	10	142	142,206

	Total	$106,039	$ 61,941	$ 78,106	$(9,047)	$ (823)	$3,021	$80,004	2,000,191

Income Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 1,445	$ 14,455	$ 14,380	$ –	$ –	$ 22	$ 1,520	1,519,935

International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,627	25,447	25,825	–	–	23	1,249	1,249,221

International Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	9,601	375,302	378,446	–	–	242	6,457	6,456,551

Large Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	811	28,327	27,230	–	–	42	1,908	1,908,364

Large Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	403	7,823	7,912	–	–	10	314	314,125

Mid Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	52,517	271,709	294,024	–	–	516	30,202	30,201,529

Multi-Manager Global Listed Infrastructure	Northern Institutional Funds - U.S. Government Portfolio (Shares)	39,055	607,339	618,399	–	–	942	27,995	27,994,588

Multi-Manager Global Real Estate	Northern Institutional Funds - U.S. Government Portfolio (Shares)	6,523	95,040	96,825	–	–	105	4,738	4,738,449

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Northern Engage360TM	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 11,672	$154,466	$ 156,642	$ –	$ –	$ 234	$9,496	9,496,087

Small Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	17,127	79,270	76,319	–	–	359	20,078	20,078,072

Small Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	9,745	162,862	169,132	–	–	209	3,475	3,474,552

Small Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	88,840	430,771	444,068	–	–	1,016	75,543	75,542,577

Stock Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	122,922	994,209	1,031,699	–	–	2,054	85,432	85,431,707

	Northern Trust Corp.	7,937	96	573	(2,047)	167	192	5,580	63,316

	Total	$130,859	$994,305	$1,032,272	$(2,047)	$ 167	$2,246	$91,012	85,495,023

U.S. Quality ESG	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 3,516	$ 78,154	$ 73,607	$ –	$ –	$ 106	$8,063	8,063,048

*	Formerly known as FlexShares® Ready Access Variable Income Fund.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2023:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net Assets - Net unrealized appreciation	$74	*	Net Assets - Net unrealized depreciation	$–

Active M International Equity	Equity contracts	Net Assets - Net unrealized appreciation	320	*	Net Assets - Net unrealized depreciation	–

Emerging Markets Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	2,229	*	Net Assets - Net unrealized depreciation	–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	–	**	Unrealized depreciation on forward foreign currency exchange contracts	(68)

Global Real Estate Index	Equity contracts	Net Assets - Net unrealized appreciation	826	*	Net Assets - Net unrealized depreciation	–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	5		Unrealized depreciation on forward foreign currency exchange contracts	(86)

Global Sustainability Index	Equity contracts	Net Assets - Net unrealized appreciation	1,414	*	Net Assets - Net unrealized depreciation	–

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MARCH 31, 2023

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$174		Unrealized depreciation on forward foreign currency exchange contracts	$(81)

Income Equity	Equity contracts	Net Assets - Net unrealized appreciation	71	*	Net Assets - Net unrealized depreciation	–

Equity contracts					Outstanding options written, at value	(20)

International Equity	Equity contracts	Net Assets - Net unrealized appreciation	89	*	Net Assets - Net unrealized depreciation	–

International Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	929	*	Net Assets - Net unrealized depreciation	(23)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	463		Unrealized depreciation on forward foreign currency exchange contracts	(22)

Large Cap Core	Equity contracts	Net Assets - Net unrealized appreciation	68	*	Net Assets - Net unrealized depreciation	–

Large Cap Value	Equity contracts	Net Assets - Net unrealized appreciation	9	*	Net Assets - Net unrealized depreciation	–

Mid Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	1,106	*	Net Assets - Net unrealized depreciation	–

Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets - Net unrealized appreciation	722	*	Net Assets - Net unrealized depreciation	–

Northern Engage360TM	Equity contracts	Net Assets - Net unrealized appreciation	183	*	Net Assets - Net unrealized depreciation	–

Small Cap Core	Equity contracts	Net Assets - Net unrealized appreciation	289	*	Net Assets - Net unrealized depreciation	–

Small Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	229	*	Net Assets - Net unrealized depreciation	–

Small Cap Value	Equity contracts	Net Assets - Net unrealized appreciation	2,116	*	Net Assets - Net unrealized depreciation	–

Stock Index	Equity contracts	Net Assets - Net unrealized appreciation	5,211	*	Net Assets - Net unrealized depreciation	–

U.S. Quality ESG	Equity contracts	Net Assets - Net unrealized appreciation	187	*	Net Assets - Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**	Amount rounds to less than one thousand.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

NORTHERN FUNDS ANNUAL REPORT   257   EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

As of March 31, 2023, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in Thousands	Counterparty	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS		CASH COLLATERAL RECEIVED	NET AMOUNT

Emerging Markets Equity Index Fund	Morgan Stanley	$– *	$–	*	$–	$–

Global Real Estate Index Fund	Morgan Stanley	– *	–	*	–	–

	UBS	5	–		–	5

	Total	$5	$–		$–	$5

Global Sustainability Index Fund	Citibank	50	(3)		–	47

	JPMorgan Chase	4	(4)		–	–

	Morgan Stanley	57	(4)		–	53

	Toronto-Dominion Bank	63	(13)		–	50

	Total	$174	$(24)		$–	$150

International Equity Index Fund	Citibank	178	(22)		–	156

	Goldman Sachs	27	–		–	27

	Morgan Stanley	143	–		–	143

	Toronto-Dominion Bank	115	–		–	115

	Total	$463	$(22)		$–	$441

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in Thousands	Counterparty	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS		CASH COLLATERAL PLEDGED	NET AMOUNT

Emerging Markets Equity Index Fund	Goldman Sachs	$(36)	$–		$–	$(36)

	Morgan Stanley	(4)	–	*	–	(4)

	Toronto-Dominion Bank	(28)	–		–	(28)

	Total	$(68)	$–		$–	$(68)

Global Real Estate Index Fund	Citibank	(27)	–		–	(27)

	JPMorgan Chase	(3)	–		–	(3)

	Morgan Stanley	(22)	–	*	–	(22)

	Toronto-Dominion Bank	(34)	–		–	(34)

	Total	$(86)	$–		$–	$(86)

Global Sustainability Index Fund	BNY Mellon	(54)	–		–	(54)

	Citibank	(3)	3		–	–

	JPMorgan Chase	(5)	4		–	(1)

	Morgan Stanley	(4)	4		–	–

	Toronto-Dominion Bank	(13)	13		–	–

	UBS	(2)	–		–	(2)

	Total	$(81)	$24		$–	$(57)

International Equity Index Fund	Citibank	(22)	22		–	–

*	Amount rounds to less than one thousand.

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EQUITY FUNDS

MARCH 31, 2023

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2023:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(630)

Active M International Equity	Equity contracts	Net realized gains (losses) on futures contracts	222

Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	(4,224)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	236

Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	(1,742)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	112

Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	(2,853)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(417)

Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	(240)

	Equity contracts	Net realized gains (losses) on options written	207

International Equity	Equity contracts	Net realized gains (losses) on futures contracts	299

International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	6,045

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(2,321)

Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	32

Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	(52)

Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	(2,032)

Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	(3,504)

Northern Engage360TM	Equity contracts	Net realized gains (losses) on futures contracts	(649)

Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	(2,607)

Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	(991)

Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	(6,075)

Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	(11,381)

U.S. Quality ESG	Equity contracts	Net realized gains (losses) on futures contracts	(389)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(174)

Active M International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	285

Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,183)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4

Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	13

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(88)

Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(88)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	131

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$16

	Equity contracts	Net change in unrealized appreciation (depreciation) on options written	71

International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	40

International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(2,094)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	774

Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	36

Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(26)

Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,449)

Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(12)

Northern Engage360TM	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	30

Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(471)

Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(571)

Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(954)

Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(5,508)

U.S. Quality ESG	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	77

Volume of derivative activity for the fiscal year ended March 31, 2023*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Active M Emerging Markets Equity	–	$–	79	$1,406

Active M International Equity	–	–	54	2,778

Emerging Markets Equity Index	67	1,178	118	4,282

Global Real Estate Index	90	412	399	700

Global Sustainability Index	135	529	587	663

Income Equity	–	–	118	515

International Equity	–	–	215	207

International Equity Index	102	2,110	205	1,561

Large Cap Core	–	–	34	901

Large Cap Value	–	–	28	317

Mid Cap Index	–	–	82	4,139

Multi-Manager Global Listed Infrastructure	–	–	245	1,324

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EQUITY FUNDS

MARCH 31, 2023

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Northern Engage360TM	–	$–	81	$672

Small Cap Core	–	–	56	2,130

Small Cap Index	–	–	76	2,480

Small Cap Value	–	–	161	4,358

Stock Index	–	–	41	23,644

U.S. Quality ESG	–	–	78	862

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange and futures and written options equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”) including the Small Cap Core Fund, Small Cap Index Fund and Small Cap Value Fund (together, the “Small Cap Funds”). The claim stems from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The Small Cap Funds allegedly received the following amounts as a result of the Transactions: Small Cap Core Fund ($134,265), Small Cap Index Fund ($683,610) and Small Cap Value Fund ($4,010,685). The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including the Small Cap Funds, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision and the actions are currently on appeal before the U.S. Court of Appeals for the Second Circuit. The Small Cap Funds intend to continue to vigorously defend themselves against this action.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”) to provide temporary, optional expedients related to the accounting for contract modifications and hedging transactions as a result of the global markets’ anticipated transition away from the use of London Interbank Offered Rate (LIBOR) and other interbank offered rates to alternative reference rates. Preceding the issuance of ASU 2020-04, which established ASC 848, the United Kingdom’s Financial Conduct Authority (FCA) announced that it would no longer need to persuade or compel banks to submit to LIBOR after December 31, 2021. In response, the FASB established a December 31, 2022, expiration date for ASC 848.

In December 2020, Rule 2a-5 under the 1940 Act was adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The effective date for compliance with Rule 2a-5 was September 8, 2022. Management believes the adoption of Rule 2a-5 did not have a material impact on the financial statements.

In March 2021, the FCA announced that the intended cessation date of LIBOR in the United States would be June 30, 2023. Accordingly, ASU 2022-06 defers the expiration date of ASC 848

NORTHERN FUNDS ANNUAL REPORT   261   EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2023

to December 31, 2024. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Although many LIBOR rates were phased out as of December 31, 2021 as originally contemplated, a majority of U.S. dollar LIBOR rates will continue to be published until June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity and value impact of the change to alternative rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

15. EUROPEAN INSTABILITY

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian or other Eastern European investments, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions. Funds that track an index (an Index Fund) may experience challenges liquidating positions in Russian securities that have been removed from its underlying index and/or sampling the underlying index to continue to seek the Index Fund’s respective investment goal. Such circumstances may lead to increased tracking error between an Index Fund’s performance and the performance of its respective underlying index.

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

EQUITY FUNDS   262   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of twenty separate portfolios of Northern Funds, comprising the Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Small Cap Core Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, and U.S. Quality ESG Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Small Cap Index Fund, Small Cap Value Fund, and Stock Index Fund; the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2023, March 31, 2022, and for the period from July 30, 2020 (commencement of operations) to March 31, 2021, for Global Sustainability Index Fund, Small Cap Core Fund, and U.S. Quality ESG Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Small Cap Index Fund, Small Cap Value Fund, and Stock Index Fund as of March 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Sustainability Index Fund, Small Cap Core Fund, and U.S. Quality ESG Fund as of March 31, 2023, and the results of their operations for the year ended March 31, 2023, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2023, March 31, 2022 and for the period from July 30, 2020 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall

NORTHERN FUNDS ANNUAL REPORT   263   EQUITY FUNDS

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2023

We have served as the auditor of one or more Northern Trust investment companies since 2002.

EQUITY FUNDS   264   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2023 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2022, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Global Sustainability Index	$0.058472

Global Tactical Asset Allocation	0.506389

Income Equity	0.479603

Large Cap Core	0.672588

Large Cap Value	0.969473

Mid Cap Index	1.629689

Multi-Manager Global Listed Infrastructure	0.135250

Multi-Manager Global Real Estate	0.013658

Northern Engage360TM	1.892337

Small Cap Core	0.075093

Small Cap Index	0.598769

Small Cap Value	0.895205

Stock Index	1.243605

U.S. Quality ESG	0.370263

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2023 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Active M Emerging Markets Equity	1.16%

Active M International Equity	0.48%

Emerging Markets Equity Index	0.37%

Global Sustainability Index	64.25%

Income Equity	100.00%

Large Cap Core	96.75%

Large Cap Value	76.52%

Mid Cap Index	86.26%

Small Cap Core	100.00%

Small Cap Index	98.60%

Small Cap Value	100.00%

Stock Index	94.89%

U.S. Quality ESG	100.00%

A percentage of the dividends distributed during the calendar year ended December 31, 2022 for the following Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Global Real Estate Index	0.15%

CORPORATE DRD PERCENTAGE

Multi-Manager Global Listed Infrastructure	26.85%

Multi-Manager Global Real Estate	0.77%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Active M Emerging Markets Equity	$0.0430	$0.4515

Active M International Equity	0.0293	0.2982

Emerging Markets Equity Index	0.0380	0.3886

International Equity	0.0352	0.3530

International Equity Index	0.0359	0.4283

Multi-Manager Global Listed Infrastructure	0.0182	0.2908

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2023:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Active M International Equity	$4,600

Income Equity	2,335

Large Cap Core	3,687

Mid Cap Index	41,739

Multi-Manager Global Listed Infrastructure	12,532

Small Cap Core	10,980

Small Cap Value	22,411

Stock Index	124,237

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2023, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2022:

QDI PERCENTAGE

Active M Emerging Markets Equity	100.00%

Active M International Equity	100.00%

Emerging Markets Equity Index	70.89%

Global Sustainability Index	100.00%

Global Tactical Asset Allocation	35.20%

Income Equity	100.00%

International Equity	100.00%

NORTHERN FUNDS ANNUAL REPORT   265   EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2023 (UNAUDITED)

QDI PERCENTAGE

International Equity Index	100.00%

Large Cap Core	100.00%

Large Cap Value	81.01%

Mid Cap Index	89.41%

Small Cap Core	100.00%

Small Cap Index	100.00%

Small Cap Value	100.00%

Stock Index	99.18%

U.S. Quality ESG	100.00%

Under the Act, the following percentage of ordinary dividends paid during the calendar year ended December 31, 2022, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2022:

QDI PERCENTAGE

Global Real Estate Index	39.81%

Multi-Manager Global Listed Infrastructure	97.51%

Multi-Manager Global Real Estate	45.59%

EQUITY FUNDS   266   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2023 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 16, 2022, the Board received and reviewed the annual written report of the Committee, on behalf of NTI, (the “Report”) concerning the operation of the Program for the period from October 1, 2021 to September 30, 2022 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT   267   EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2022 through March 31, 2023.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2022 - 3/31/2023 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 243), if any, in the Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate and Northern Engage360TM Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 250), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTIVE M EMERGING MARKETS EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	1.10%	$1,000.00	$1,140.00	$5.87

Hypothetical (5% return before expenses)	1.10%	$1,000.00	$1,019.45	$5.54

ACTIVE M INTERNATIONAL EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.85%	$1,000.00	$1,293.70	$4.86

Hypothetical (5% return before expenses)	0.85%	$1,000.00	$1,020.69	$4.28

EMERGING MARKETS EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.15%	$1,000.00	$1,148.50	$0.80

Hypothetical (5% return before expenses)	0.15%	$1,000.00	$1,024.18	$0.76

GLOBAL REAL ESTATE INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.47%	$1,000.00	$1,083.30	$2.44

Hypothetical (5% return before expenses)	0.47%	$1,000.00	$1,022.59	$2.37

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2022 through March 31, 2023, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY FUNDS   268   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2023 (UNAUDITED)

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID 10/1/2022- 3/31/2023

Class K

Actual	0.23%	$1,000.00	$1,196.90	$1.26

Hypothetical (5% return before expenses)	0.23%	$1,000.00	$1,023.78	$1.16

Class I

Actual	0.28%	$1,000.00	$1,196.40	$1.53

Hypothetical (5% return before expenses)	0.28%	$1,000.00	$1,023.54	$1.41

GLOBAL TACTICAL ASSET ALLOCATION

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.26%	$1,000.00	$1,107.00	$1.37

Hypothetical (5% return before expenses)	0.26%	$1,000.00	$1,023.64	$1.31

INCOME EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.48%	$1,000.00	$1,149.20	$2.57

Hypothetical (5% return before expenses)	0.48%	$1,000.00	$1,022.54	$2.42

INTERNATIONAL EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.50%	$1,000.00	$1,269.30	$2.83

Hypothetical (5% return before expenses)	0.50%	$1,000.00	$1,022.44	$2.52

INTERNATIONAL EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.10%	$1,000.00	$1,269.30	$0.57

Hypothetical (5% return before expenses)	0.10%	$1,000.00	$1,024.43	$0.50

LARGE CAP CORE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.45%	$1,000.00	$1,148.50	$2.41

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

LARGE CAP VALUE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.56%	$1,000.00	$1,144.60	$2.99

Hypothetical (5% return before expenses)	0.56%	$1,000.00	$1,022.14	$2.82

MID CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.10%	$1,000.00	$1,149.30	$0.54

Hypothetical (5% return before expenses)	0.10%	$1,000.00	$1,024.43	$0.50

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.96%	$1,000.00	$1,172.90	$5.20

Hypothetical (5% return before expenses)	0.96%	$1,000.00	$1,020.14	$4.84

MULTI-MANAGER GLOBAL REAL ESTATE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.92%	$1,000.00	$1,085.50	$4.78

Hypothetical (5% return before expenses)	0.92%	$1,000.00	$1,020.34	$4.63

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2022 through March 31, 2023, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT   269   EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES (continued)	MARCH 31, 2023 (UNAUDITED)

NORTHERN ENGAGE360TM

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.70%	$1,000.00	$1,176.00	$3.80

Hypothetical (5% return before expenses)	0.70%	$1,000.00	$1,021.44	$3.53

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID 10/1/2022- 3/31/2023

Class K

Actual	0.49%	$1,000.00	$1,119.60	$2.59

Hypothetical (5% return before expenses)	0.49%	$1,000.00	$1,022.49	$2.47

Class I

Actual	0.59%	$1,000.00	$1,119.30	$3.12

Hypothetical (5% return before expenses)	0.59%	$1,000.00	$1,021.99	$2.97

SMALL CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.10%	$1,000.00	$1,091.60	$0.52

Hypothetical (5% return before expenses)	0.10%	$1,000.00	$1,024.43	$0.50

SMALL CAP VALUE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	1.00%	$1,000.00	$1,104.20	$5.25

Hypothetical (5% return before expenses)	1.00%	$1,000.00	$1,019.95	$5.04

STOCK INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.05%	$1,000.00	$1,155.60	$0.27

Hypothetical (5% return before expenses)	0.05%	$1,000.00	$1,024.68	$0.25

U.S. QUALITY ESG

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID 10/1/2022- 3/31/2023

Class K

Actual	0.39%	$1,000.00	$1,144.90	$2.09

Hypothetical (5% return before expenses)	0.39%	$1,000.00	$1,022.99	$1.97

Class I

Actual	0.49%	$1,000.00	$1,144.20	$2.62

Hypothetical (5% return before expenses)	0.49%	$1,000.00	$1,022.49	$2.47

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2022 through March 31, 2023, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY FUNDS   270   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2023 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 46 portfolios in the Northern Funds Complex—Northern Funds offers 41 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Year of Birth: 1949 Trustee since 2013

•  Member of the State of Wisconsin Investment Board from 2015 to 2021;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq ISE, LLC, Nasdaq MRX, LLC, Nasdaq GEMX, LLC and Nasdaq BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Year of Birth: 1956 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

MassMutual complex (110 portfolios in five investment companies)

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TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 2000

•  Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•  Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Year of Birth: 1965 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (including Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (including Barclay Global Investors, acquired by BlackRock in 2009).

• FlexShares Trust (registered investment company—32 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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EQUITY FUNDS

MARCH 31, 2023 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Year of Birth: 1958 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017

Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of Northern Institutional Funds and FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014.

Adam Shoffner Year of Birth: 1979 Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Acting Chief Compliance Officer since 2022	Senior Principal Consultant of ACA Group since 2020; Vice President of Duff & Phelps from 2018 to 2020; Director - Regulatory Administration of Foreside Financial Group from 2017 to 2018.

Darlene Chappell Year of Birth: 1963 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009

Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008

Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Year of Birth: 1967 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

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TRUSTEES AND OFFICERS continued	MARCH 31, 2023 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Year of Birth: 1960 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2019

Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018.

Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since 2019

Senior Trust Officer since June 2021, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Legal Officer since May 2022 and Secretary of Northern Trust Securities, Inc. since October 2020; Chief Legal Officer and Secretary of Belvedere Advisors LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC from 2015 to April 2022; Deputy General Counsel of Northern Trust Corporation since August 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since August 2020 and 2015, respectively (previously, Associate General Counsel from 2015 to 2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Chief Legal Officer and Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Chief Legal Officer and Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Chief Legal Officer of FlexShares Trust and Northern Institutional Funds since 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010 to 2018; and Secretary of FlexShares Trust from 2011 to 2018.

Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; and Assistant Secretary of FlexShares Trust from 2015 to 2018; and Secretary of FlexShares Trust since 2018.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Vice President of the Northern Trust Company since September 2021; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services, Inc. from 2007 to 2021.

Monette R. Nickels Year of Birth: 1971 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President, Head of Tax Services in Fund Administration Taxation of the Northern Trust Company since 2021; Accounting Manager of Complete Financial Ops, Inc. from 2017 to 2021.

(1) Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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EQUITY FUNDS

INVESTMENT CONSIDERATIONS

ACTIVE M EMERGING MARKETS EQUITY FUND[4,6,7,8,12,15,16]	LARGE CAP VALUE FUND[6]
ACTIVE M INTERNATIONAL EQUITY FUND[4,6,7,12,15,16]	MID CAP INDEX FUND[6,12,13,17]
EMERGING MARKETS EQUITY INDEX FUND[4,6,7,12,13,16,17]	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND[4,6,7,10,12,15]
GLOBAL REAL ESTATE INDEX FUND[3,4,6,12,13,14,15,17]	MULTI-MANAGER GLOBAL REAL ESTATE FUND[6,7,12,14,15]
GLOBAL SUSTAINABILITY INDEX FUND[3,5,6,7,12,13,16,17]	NORTHERN ENGAGE 360 TM FUND[4,6,7,12,15,16]
GLOBAL TACTICAL ASSET ALLOCATION FUND*1,2,4,6,7,9,11,12,14,15,18	SMALL CAP CORE FUND[6,15]
INCOME EQUITY FUND[6,16]	SMALL CAP INDEX FUND[6,13,15,17]
INTERNATIONAL EQUITY FUND[6,7,12]	SMALL CAP VALUE FUND[6,15]
INTERNATIONAL EQUITY INDEX FUND[6,7,12,13,17]	STOCK INDEX FUND[6,13,16,17]
LARGE CAP CORE FUND[6,16]	U.S. QUALITY ESG FUND[5,6,12,16]

1 Affiliated Fund Risk: The Fund’s investment adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Fund’s investment adviser may be subject to potential conflicts of interest in selecting the Underlying Funds. However, the Fund’s investment adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

2 Asset Allocation Risk: The selection by the Fund’s portfolio manager of Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

3 Depositary Receipts Risk: Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with nonuniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market and liquidity risks. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depository receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

4 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

5 Environmental, Social and Governance (ESG) Investing Risk: The risk stemming from the environmental, social and governance factors that the Fund applies in selecting securities. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forgo certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have a societal impact outcome, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

6 Market Risk: The value of the Fund’s investments may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Securities may fluctuate in value due to economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment, that affect individual issuers or large portions of the market.

7 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

8 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

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INVESTMENT CONSIDERATIONS

9 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

10 Infrastructure Company Risk: Infrastructure companies are subject to the risks that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

11 Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s or the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Underlying Funds or the Fund.

12 Mid Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

13 Non-Diversification Risk: The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

14 REIT/Real Estate Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties, increases in property taxes and fluctuations in interest rates. REITs that invest in real estate mortgages are also subject to prepayment risks.

15 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

16 Technology Sector Risk: Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

17 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions may have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its index. During periods of market disruption, a Fund’s benchmark index may postpone periodic rebalancing, causing the index, and in turn the Fund, to deviate from the index stated methodology and experience returns different from those that would have been achieved under a normal rebalancing or reconstitution schedule.

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EQUITY FUNDS

18 Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

* Because Global Tactical Asset Allocation Fund invests in a combination of underlying mutual funds and exchange-traded funds (“ETFs”, and together with the underlying mutual funds, the “Underlying Funds”), the risks described for this Fund are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described for this Fund are also directly applicable to the Fund.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

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PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

•	We do not sell non-public personal information about our investors or former investors to any outside company.
•

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

•

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

•

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

•

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds, for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

SIGN UP FOR E-DELIVERY

To get future shareholder reports online and to eliminate mailings, go to: northerntrust.com/e-delivery

MANAGED BY

©2023 Northern Funds

EQTY ANR (5/23)

NORTHERN FUNDS FIXED INCOME AND MONEY MARKET FUNDS

ANNUAL REPORT

MARCH 31, 2023

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

FIXED INCOME AND MONEY MARKET FUNDS

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

21	BENCHMARK INFORMATION

24	STATEMENTS OF ASSETS AND LIABILITIES

28	STATEMENTS OF OPERATIONS

32	STATEMENTS OF CHANGES IN NET ASSETS

38	FINANCIAL HIGHLIGHTS

60	SCHEDULES OF INVESTMENTS

60	ARIZONA TAX-EXEMPT FUND (Ticker Symbol: NOAZX)

64	BOND INDEX FUND (Ticker Symbol: NOBOX)

138	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (Ticker Symbol: NCITX)

145	CALIFORNIA TAX-EXEMPT FUND (Ticker Symbol: NCATX)

152	CORE BOND FUND (Ticker Symbol: NOCBX)

165	FIXED INCOME FUND (Ticker Symbol: NOFIX)

180	HIGH YIELD FIXED INCOME FUND (Ticker Symbol: NHFIX)

195	HIGH YIELD MUNICIPAL FUND (Ticker Symbol: NHYMX)

213	INTERMEDIATE TAX-EXEMPT FUND (Ticker Symbol: NOITX)

232	LIMITED TERM TAX-EXEMPT FUND (Ticker Symbol: NSITX)

243	LIMITED TERM U.S. GOVERNMENT FUND (Ticker Symbol: NSIUX)

245	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND (Ticker Symbol: NMEDX)

259	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (Ticker Symbol: NMHYX)

296	SHORT BOND FUND (Ticker Symbol: BSBAX)

306	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND (Ticker Symbol: NTAUX)

325	TAX-EXEMPT FUND (Ticker Symbol: NOTEX)

340	ULTRA-SHORT FIXED INCOME FUND (Ticker Symbols: Shares: NUSFX, Siebert Williams Shank Shares: SWSFX)

350	U.S. GOVERNMENT FUND (Ticker Symbol: NOUGX)

352	U.S. GOVERNMENT MONEY MARKET FUND (Ticker Symbol: NOGXX)

355	U.S. GOVERNMENT SELECT MONEY MARKET FUND (Ticker Symbol: NOSXX)

358	U.S. TREASURY INDEX FUND (Ticker Symbol: BTIAX)

362	NOTES TO THE FINANCIAL STATEMENTS

383	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

384	TAX INFORMATION

385	LIQUIDITY RISK MANAGEMENT PROGRAM

386	FUND EXPENSES

389	TRUSTEES AND OFFICERS

393	APPROVAL OF SUB-ADVISORY AGREEMENT

395	INVESTMENT CONSIDERATIONS

400	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

You could lose money by investing in the U.S. Government Money Market and U.S. Government Select Money Market Funds. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The U.S. Government Money Market and U.S. Government Select Money Market Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT   1   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Surging inflation and the aggressive U.S. Federal Reserve (the “Fed”) response were the key themes of the 12-month reporting period ended March 31, 2023. The Fed raised rates at every meeting during the reporting period, for a total increase of 4.50%. In response, U.S. Treasury yields increased, and the yield curve inverted. The municipal bond market saw a record $111 billion in outflows during the reporting period. The municipal bond curve moved higher in tandem with the Treasury curve during the sell-off, as well as in response to municipal fund outflow-driven selling pressure. Short-end (1-3 years) municipal bond yields increased 0.42%-0.94% during the reporting period. Increased inflation expectations drove long-end (15-30 years) yields higher by 0.54%-0.77%. Only the intermediate part of the curve (5-10 years) outperformed on strong investor demand, selling off only 0.09%-0.25%. Investment grade municipal bonds outperformed high yield municipal bonds during the reporting period (0.26% vs -4.49%). High yield municipals suffered a greater impact given its longer maturity profile. Within investment grade municipals, higher quality bonds (AAA/AA) outperformed lower quality bonds (A/BBB) (0.55% and 0.58% vs. -0.04% and -1.32%, respectively).

The Arizona Tax-Exempt Fund (the “Fund”) returned -0.82% for the reporting period, underperforming the -0.28% return for its benchmark, the Bloomberg Arizona Municipal Bond Index. The Fund’s security selection and curve positioning were the largest contributors to underperformance. The Fund was overweight in lower coupon bonds which underperformed higher coupon bonds. The Fund’s position of approximately half of the holdings in short-term instruments and the other half in long-term instruments along the yield curve, which was under-weighted 5-10 year municipal bonds, underperformed the benchmark given the 10-30 year portion of the yield curve steepened. The Fund’s sector/quality selection and duration position were positive contributors to performance in the final quarter of the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

ARIZONA TAX-EXEMPT FUND	-0.82%	1.26%	1.86%

BLOOMBERG ARIZONA MUNICIPAL BOND INDEX	-0.28	1.77	2.24

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.61% and 0.47%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. Treasury yields rose substantially during the 12-month reporting period ended March 31, 2023. At the beginning of the reporting period, market participants expected the U.S. Federal Reserve (the “Fed”) to raise the Fed’s target rate by 2.50% over the course of the reporting period. By its March 2023 meeting, the Federal Open Market Committee had raised the rate by 4.50%, a full 2% higher than initial expectations. This was a result of persistently high inflation data, a strong labor market, and a resilient U.S. economy. This higher than expected policy tightening resulted in higher Treasury rates, which negatively impacted fixed income returns. Credit spreads over the reporting period were volatile, as market participants assessed the impact of monetary policy tightening on the economy and corporate profitability. Further, in March of 2023, the Federal Deposit Insurance Corporation was appointed receiver of, and took action to protect depositors of, U.S.-based Silicon Valley Bank and Signature Bank, and in Europe, Swiss regulators arranged an emergency purchase of Credit Suisse by UBS Group AG. The stress in the financial sector caused credit spreads to move higher in the first quarter of 2023.

In combination, these developments led to negative returns for virtually all segments of the bond market. Short-dated issues, which are most sensitive to changes in Fed policy, were hit particularly hard in the sell-off. The yield on the 2-year U.S. Treasury note rose from 2.34% to 4.03% over the reporting period. Longer-term yields also rose, but to a lesser extent: the yield on the 10-year Treasury note rose from 2.34% to 3.47%. The front end of the yield curve inverted as a result of these shifts. Mortgage-backed securities and investment-grade corporates lagged U.S. Treasuries and the broader fixed income market for the reporting period.

The Bond Index Fund (the “Fund”) returned -4.77% during the reporting period. The Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark, returned -4.78%. The Fund remains positioned to replicate the risk and return characteristics of its benchmark index. Sector, curve, and security selection strategies are driven by the index allocation, and the Fund seeks to replicate as closely as possible (before deduction of fees, expenses, and taxes) the investment performance of the Bloomberg U.S. Aggregate Bond Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to the Fund’s duration/curve position and fees/expenses.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

BOND INDEX FUND	-4.77%	0.81%	1.24%

BLOOMBERG U.S. AGGREGATE BOND INDEX	-4.78	0.91	1.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.12% and 0.07%, respectively, as of the most recent prospectus dated July 29, 2022, as supplemented September 1, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   3   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Surging inflation and the aggressive U.S. Federal Reserve (the “Fed”) response were the key themes of the 12-month reporting period ended March 31, 2023. The Fed raised rates at every meeting during the reporting period, for a total increase of 4.50%. In response, U.S. Treasury yields increased, and the yield curve inverted. The municipal bond market saw a record $111 billion in outflows during the reporting period. The municipal bond curve moved higher in tandem with the Treasury curve during the sell-off, as well as in response to municipal fund outflow-driven selling pressure. Short-end (1-3 years) municipal bond yields increased 0.42%-0.94% during the reporting period. Increased inflation expectations drove long-end (15-30 years) yields higher by 0.54%-0.77%. Only the intermediate part of the curve (5-10 years) outperformed on strong investor demand, selling off only 0.09%-0.25%. Investment grade municipal bonds outperformed high yield municipal bonds during the reporting period (0.26% vs -4.49%). High yield municipals suffered a greater impact given its longer maturity profile. Within investment grade municipals, higher quality bonds (AAA/AA) outperformed lower quality bonds (A/BBB) (0.55% and 0.58% vs. -0.04% and -1.32%, respectively).

The California Intermediate Tax-Exempt Fund (the “Fund”) returned -0.39% for the reporting period, underperforming the 2.37% return for its benchmark, the Bloomberg California Intermediate Municipal Bond Index. The Fund’s security selection and curve positioning were the largest detractors to relative performance. The Fund was overweight lower coupon bonds which underperformed higher coupon bonds. The Fund’s position of approximately half of the holdings in short-term instruments and the other half in long-term instruments along the yield curve, which was under-weighted 5-10 year municipal bonds, underperformed the benchmark given the 10-30 year portion of the yield curve steepened. The Fund’s duration position was a positive contributor to performance in the final quarter of the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	-0.39%	1.25%	1.73%

BLOOMBERG CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	2.37	1.98	2.13

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.51% and 0.45%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Surging inflation and the aggressive U.S. Federal Reserve (the “Fed”) response were the key themes of the 12-month reporting period ended March 31, 2023. The Fed raised rates at every meeting during the reporting period, for a total increase of 4.50%. In response, U.S. Treasury yields increased, and the yield curve inverted. The municipal bond market saw a record $111 billion in outflows during the reporting period. The municipal bond curve moved higher in tandem with the Treasury curve during the sell-off, as well as in response to municipal fund outflow-driven selling pressure. Short-end (1-3 years) municipal bond yields increased 0.42%-0.94% during the reporting period. Increased inflation expectations drove long-end (15-30 years) yields higher by 0.54%-0.77%. Only the intermediate part of the curve (5-10 years) outperformed on strong investor demand, selling off only 0.09%-0.25%. Investment grade municipal bonds outperformed high yield municipal bonds during the reporting period (0.26% vs -4.49%). High yield municipal bonds suffered a greater impact given its longer maturity profile. Within investment grade municipals, higher quality bonds (AAA/AA) outperformed lower quality bonds (A/BBB) (0.55% and 0.58% vs. -0.04% and -1.32%, respectively).

The California Tax-Exempt Fund (the “Fund”) returned -1.02% for the reporting period, underperforming the 0.71% return for its benchmark, the Bloomberg California Municipal Bond Index. The Fund’s security selection and sector/quality selection were the largest detractors to performance. The Fund was overweight in lower coupon bonds which underperformed higher coupon bonds. The Fund’s curve and duration position were positive contributors to relative performance during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

CALIFORNIA TAX-EXEMPT FUND	-1.02%	1.36%	2.32%

BLOOMBERG CALIFORNIA MUNICIPAL BOND INDEX	0.71	1.98	2.53

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.56% and 0.47%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   5   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

CORE BOND FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced continued uncertainty, periods of high volatility, and a significant change in the shape of the yield curve during the 12-month reporting period ended March 31, 2023. U.S. Treasury yields rose substantially, particularly in the one-year to three-year maturities which created a deep inversion of the yield curve. At the beginning of the reporting period, market participants expected the U.S. Federal Reserve (the “Fed”) to raise their target rate by 2.5% over the course of the reporting period. By the March 2023 Federal Open Market Committee meeting, the Fed had raised rates by 4.5%, a full 2.0% higher than initial expectations. This was a result of persistently high inflation data, a strong labor market, and a resilient U.S. economy. In the final month of the reporting period, markets entered a period of intense volatility following the collapse of Silicon Valley Bank, Signature Bank, and Credit Suisse, which introduced fears regarding banking sector stability. These developments negatively impacted fixed income returns. Spreads across risk assets were volatile over the reporting period as market participants assessed the impact of monetary policy tightening on the economy, corporate profitability, and consumer strength. During March 2023, investment grade credit spreads moved wider due to financial sector stress. Mortgage-backed securities also experienced spread widening and elevated volatility as uncertainty around failed banks and their need to unwind their portfolios took hold. Lastly, fundamental headwinds were top of mind for investors in the commercial mortgage-backed space due to both looming refinance risks and office vacancies in hard-hit markets.

In the fall of 2022, Northern Trust Investments reduced the Core Bond Fund’s (the “Fund”) allocation to investment grade credit, and increased the Fund’s allocation to U.S. Treasuries to position the portfolio for anticipated weaker economic growth as the Fed persisted in its efforts to reduce inflation. Northern Trust Investments also maintained neutral positioning in securitized products, or products made of pools of assets.

The Fund returned -4.92% for the reporting period, underperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -4.78%. The Fund’s neutral duration positioning added to performance during the reporting period, while asset allocation to both investment grade credit and U.S. Treasuries also was a significant contributor. The Fund’s negative performance was driven primarily by security selection in both the banking and banking-related credit sectors as these securities came under heavy stress in March 2023.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

CORE BOND FUND	-4.92%	0.75%	1.25%

BLOOMBERG U.S. AGGREGATE BOND INDEX	-4.78	0.91	1.36
Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.48% and 0.42%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced continued uncertainty, periods of high volatility, and a significant change in the shape of the yield curve during the 12-month reporting period ended March 31, 2023. U.S. Treasury yields rose substantially, particularly in the one-year to three-year maturities which created a deep inversion of the yield curve. At the beginning of the reporting period, market participants expected the Federal Reserve (the “Fed”) to raise their target rate by 2.5% over the reporting period. By the March 2023 Federal Open Market Committee meeting, the Fed had raised rates by 4.5%, a full 2.0% higher than initial expectations. This was a result of persistently high inflation data, a strong labor market, and a resilient U.S. economy. In the final month of the reporting period, markets entered a period of intense volatility following the collapse of Silicon Valley Bank, Signature Bank, and Credit Suisse, which introduced fears regarding banking sector stability. These developments negatively impacted fixed income returns. Spreads across risk assets were volatile over the reporting period as market participants assessed the impact of monetary policy tightening on the economy, corporate profitability, and consumer strength. During March 2023, both investment grade and high yield credit spreads moved wider due to financial sector stress. Mortgage-backed securities also experienced spread widening and elevated volatility as uncertainty around failed banks and their need to unwind their portfolios took hold. Lastly, fundamental headwinds were top of mind for investors in the commercial mortgage-backed space due to both looming refinance risks and office vacancies in hard-hit markets.

In the fall of 2022, Northern Trust Investments reduced the Fixed Income Fund’s (the “Fund”) allocation to investment grade and high yield credit, and increased the Fund’s allocation to U.S. Treasuries, to position the portfolio for anticipated weaker economic growth as the Fed persisted in its efforts to reduce inflation. Northern Trust Investments also maintained neutral positioning in securitized products, or products made of pools of assets.

The Fund returned -5.23% for the reporting period, underperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -4.78%. The Fund’s neutral duration and curve positioning added to performance during the reporting period. Security selection, particularly within the banking and communications credit sectors negatively impacted performance during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

FIXED INCOME FUND	-5.23%	1.07%	1.54%

BLOOMBERG U.S. AGGREGATE BOND INDEX	-4.78	0.91	1.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.45%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   7   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high yield market posted a negative return in the 12-month reporting period ended March 31, 2023, with the High Yield Fixed Income Fund (the “Fund”) returning -4.08% for the reporting period, underperforming its benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index which returned -3.35%.

The 12-month reporting period was characterized by inflation that was more persistent than initially suspected. Commodity supplies grew scarce from the war in Ukraine, further fueling inflation concerns following the COVID-19 supply bottlenecks faced during the previous year. An increase in interest rate volatility quickly turned into growth concerns as the U.S. Federal Reserve (the “Fed”) rushed to control inflation by raising the target rate by 0.75% to close the quarter ended March 31, 2023. High yield spreads ended up sharply widening 2.44% from the end of March to the end of June 2022, which was the third largest absolute move in high yield spreads since 2008, and the second worst quarterly return following the global financial crisis of 2008. The beginning of July 2022 marked the widest spreads for the reporting period, as the market began to consider a possible easing of the Fed rate hikes; early indications from economic data suggested inflation was peaking, while commentary from Fed Chair Jerome Powell was interpreted as dovish, driving positive performance. In response to the easing of financial conditions, Powell used the Federal Reserve Bank of Kansas City’s Economic Policy Symposium as an opportunity to re-assert the Fed’s commitment to reining in inflation, causing financial conditions to tighten. High yield spreads continued to trade directionless due to pulls between both inflation and growth cooling, with cash balances hovering at decade highs for high yield mutual funds, and high yield supply down nearly 80%. High yield spreads sharply increased in March 2023 largely driven by a flight to quality due to instability among U.S regional banks, and the Swiss regulators arrangement of an emergency purchase of Credit Suisse by UBS. Interest rate volatility hit its highest level since the global financial crisis. However, quick action by regulators helped calm investors’ fears, creating a good entry point resulting from the recent spread widening.

High yield bond performance ended the reporting period with BB rated credits providing the best performance. BB rated bonds returned -1.91%, ahead of B rated securities with a -3.75% return. CCC rated bonds generated a -8.59% return, consolidated C and D rated bonds returned -10.26% Throughout the reporting period the Fund carried an overweight to B rated securities along with a modest overweight to CCC rated securities. This was offset by a material underweight to BB rated securities. The Fund’s performance was negatively impacted by the overweight to B and CCC rated securities during the reporting period. Overweight positions in other financial institutions and retailers along with underweights in consumer cyclicals, midstream, and healthcare issuers contributed to performance. An overweight to media and entertainment, transportation services, and banking detracted from performance during the reporting period along with underweights to gaming.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

HIGH YIELD FIXED INCOME FUND	-4.08%	2.89%	3.53%

BLOOMBERG U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	-3.35	3.19	4.09

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.64% and 0.60%, respectively, as of the most recent prospectus dated July 29, 2022, as supplemented September 1, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds”. While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Surging inflation and the aggressive U.S. Federal Reserve (the “Fed”) response were the key themes of the 12-month reporting period ended March 31, 2023. The Fed raised rates at every meeting during the reporting period, for a total increase of 4.50%. In response, U.S. Treasury yields increased, and the yield curve inverted. The municipal bond market saw a record $111 billion in outflows during the reporting period. The municipal bond curve moved higher in tandem with the Treasury curve during the sell-off, as well as in response to municipal fund outflow-driven selling pressure. Short-end (1-3 years) municipal bond yields increased 0.42%-0.94% during the reporting period. Increased inflation expectations drove long-end (15-30 years) yields higher by 0.54%-0.77%. Only the intermediate part of the curve (5-10 years) outperformed on strong investor demand, selling off only 0.09%-0.25%. Investment grade municipal bonds outperformed high-yield municipal bonds during the reporting period (0.26% vs -4.49%). High-yield municipal bonds suffered a greater impact given its longer maturity profile. Within investment grade municipals, higher quality bonds (AAA/AA) outperformed lower quality bonds (A/BBB) (0.55% and 0.58% vs. -0.04% and -1.32%, respectively).

The High Yield Municipal Fund (the “Fund”) returned -7.48% for the reporting period, underperforming the -2.60% return for its benchmark, the Bloomberg Municipal Bond 60% High Yield/40% Investment Grade Index. The Fund’s sector/quality selection, curve positioning, security selection, and duration positioning were all detractors from performance. The Fund was overweight credit risk, overweight the long end of the yield curve, and long duration, all of which underperformed the benchmark, as both inflation fears and credit concerns impacted the municipal market, along with selling pressure from mutual fund outflows. The Fund’s coupon position was a positive contributor to performance in the final quarter of the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

HIGH YIELD MUNICIPAL FUND	-7.48%	0.54%	1.92%

BLOOMBERG MUNICIPAL BOND 60% HIGH YIELD/40% INVESTMENT GRADE INDEX	-2.60	2.68	3.11

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.63% and 0.59%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   9   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Surging inflation and the aggressive U.S. Federal Reserve (the “Fed”) response were the key themes of the 12-month reporting period ended March 31, 2023. The Fed raised rates at every meeting during the reporting period, for a total increase of 4.50%. In response, U.S. Treasury yields increased, and the yield curve inverted. The municipal bond market saw a record $111 billion in outflows during the reporting period. The municipal bond curve moved higher in tandem with the Treasury curve during the sell-off, as well as in response to municipal fund outflow-driven selling pressure. Short-end (1-3 years) municipal bond yields increased 0.42%-0.94% during the reporting period. Increased inflation expectations drove long-end (15-30 years) yields higher by 0.54%-0.77%. Only the intermediate part of the curve (5-10 years) outperformed on strong investor demand, selling off only 0.09%-0.25%. Investment grade municipal bonds outperformed high-yield municipal bonds during the reporting period (0.26% vs -4.49%). High-yield municipal bonds suffered a greater impact given its longer maturity profile. Within investment grade, higher quality bonds (AAA/AA) outperformed lower quality bonds (A/BBB) (0.55% and 0.58% vs. -0.04% and -1.32%, respectively).

The Intermediate Tax-Exempt Fund (the “Fund”) returned -0.29% for the reporting period, underperforming the 1.60% return for its benchmark, the Bloomberg Municipal 1-15 Year Index. The Fund’s security selection and curve positioning were the largest detractors from relative performance during the reporting period. The Fund was overweight in lower coupon bonds which underperformed higher coupon bonds. The Fund’s position of approximately half of the holdings in short-term instruments and the other half in long-term instruments along the yield curve, which was under-weighted 5-10 year municipal bonds, underperformed the benchmark given the 10-30 year portion of the yield curve steepened. The Fund’s duration position was a positive contributor to performance in the final quarter of the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INTERMEDIATE TAX-EXEMPT FUND	-0.29%	1.45%	1.71%

BLOOMBERG MUNICIPAL 1-15 YEAR INDEX	1.60	2.08	2.14

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.46%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

LIMITED TERM TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Surging inflation and the aggressive U.S. Federal Reserve (the “Fed”) response were the key themes of the 12-month reporting period ended March 31, 2023. The Fed raised rates at every meeting during the reporting period, for a total increase of 4.50%. In response, U.S. Treasury yields increased, and the yield curve inverted. The municipal bond market saw a record $111 billion in outflows during the reporting period. The municipal bond curve moved higher in tandem with the Treasury curve during the sell-off, as well as in response to municipal fund outflow-driven selling pressure. Short-end (1-3 years) municipal bond yields increased 0.42%-0.94% during the reporting period. Increased inflation expectations drove long-end (15-30 years) yields higher by 0.54%-0.77%. Only the intermediate part of the curve (5-10 years) outperformed on strong investor demand, selling off only 0.09%-0.25%. Investment grade municipal bonds outperformed high-yield municipal bonds during the reporting period (0.26% vs -4.49%). High-yield municipals suffered a greater impact given its longer maturity profile. Within investment grade municipals, higher quality bonds (AAA/AA) outperformed lower quality bonds (A/BBB) (0.55% and 0.58% vs. -0.04% and -1.32%, respectively).

The Limited Term Tax-Exempt Fund (the “Fund”) returned 1.59% for the reporting period, matching the 1.59% return of its benchmark, the Bloomberg 1-5 Year Blend Municipal Bond Index. The Fund’s duration and curve positioning were the largest contributors to relative performance during the reporting period. The Fund’s coupon and security selection were the largest detractors from Fund performance during the reporting period. The Fund was overweight in lower coupon bonds which underperformed higher coupon bonds.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

LIMITED TERM TAX-EXEMPT FUND	1.59%	1.44%	1.02%

BLOOMBERG 1-5 YEAR BLEND MUNICIPAL BOND INDEX	1.59	1.42	1.26

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.51% and 0.46%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   11   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

LIMITED TERM U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced weak returns and high volatility in the 12-month reporting period ended March 31, 2023. U.S Treasury yields rose substantially, particularly in the one to three year maturity range during the reporting period. At the beginning of the reporting period, market participants expected the U.S. Federal Reserve (the “Fed”) to raise the Fed’s target rate by 2.50% over the reporting period. By its March 2023 meeting, the Federal Open Market Committee had raised the rate by 4.50%, a full 2% higher than initial expectations. This was a result of persistently high inflation data, a strong labor market and a resilient U.S. economy. This higher than expected policy tightening resulted in higher U.S. Treasury rates, which negatively impacted fixed income returns.

Additionally, in March of 2023, the Federal Deposit Insurance Corporation was appointed receiver of, and took action to protect depositors of, U.S.-based Silicon Valley Bank and Signature Bank, and in Europe Swiss regulators arranged an emergency purchase of Credit Suisse by UBS Group AG. The stress in the financial sector caused volatility to spike and interest rates to rally across the curve towards the end of the first quarter of 2023. Short-dated issues, which are most sensitive to changes in Fed policy, were hit particularly hard in the sell-off. The yield on the two-year U.S. Treasury note rose from 2.44% to 4.06% over the course of the reporting period, reflecting a decline in its price. Mortgage-backed securities also posted losses over the reporting period.

The Limited Term U.S. Government Fund (the “Fund”) returned -0.58%, and underperformed the -0.35% return of its benchmark, the Bloomberg 1-5 Year U.S. Government Index, for the reporting period. Asset allocation was the primary detractor from performance, mainly attributed to relative overweights in Treasury Inflation-Protected Securities (TIPS) and mortgage-backed securities at various points during the reporting period. Positioning with respect to duration (interest-rate sensitivity) and the yield curve had a neutral effect on results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

LIMITED TERM U.S. GOVERNMENT FUND	-0.58%	0.64%	0.34%

BLOOMBERG 1-5 YEAR U.S. GOVERNMENT INDEX	-0.35	1.07	0.85

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.59% and 0.43%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Emerging Markets Debt Opportunity Fund (the “Fund”) is constructed to provide exposure to a blend of debt issuers based in or economically tied to emerging or frontier markets. For the 12-month reporting period ended March 31, 2023, external debt, i.e., hard currency debt, typically denominated in US dollars, issued by emerging market sovereign and quasi-sovereign entities, posted a return of -6.92%, as measured by the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index. Emerging market local bonds, as measured by the JP Morgan GBI-EM Global Diversified Index, posted a return of -0.71%. Emerging markets corporate bonds, as measured by the JP Morgan CEMBI Broad Diversified Index, returned -1.62%. The Fund is benchmarked to a blended index that is equally divided between the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index.

The Fund returned -5.53% for the reporting period, compared with the blended benchmark (50% JP Morgan EMBI Global Diversified Index/50% JP Morgan GBI-EM Global Diversified Index) return of -3.83. The Fund’s underperformance was driven by sub-adviser Ashmore Investment Management Limited (“Ashmore”), where an overweight to Brazil was the primary detractor of performance for the reporting period. Overweight positions in Ecuador and Pakistan, as well as an allocation to corporates which has mostly focused on the China real estate sector, also detracted from performance. Underweight positioning in Russia, and overweight exposures in Venezuela and Argentina, were positive contributors for Ashmore. Sub-adviser Global Evolution USA, LLC (“Global Evolution”) contributed positively over the reporting period, where an underweight to Russia drove the majority of relative outperformance. Underweights to China, and overweight positioning in Hungary and El Salvador also contributed to Global Evolution’s results. Conversely, asset allocation and holdings in Argentina and Sri Lanka detracted from Global Evolution’s returns for the reporting period. A third sub-adviser, MetLife Investment Management, LLC (“MetLife”), was added to the Fund in June 2022. During the reporting period, MetLife’s corporate debt focus detracted from performance, primarily driven by corporate debt allocations in China and Latin America.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 12/03/13
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	-5.53%	0.01%	-3.43%	-0.84%
JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX	-6.92	-0.02	-0.60	2.61
JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	-0.71	0.87	-2.37	-0.63
50% JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	-3.83	0.46	-1.44	1.03

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.00% and 0.89%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   13   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2023, the high yield market returned a negative -3.58% as measured by the ICE BofA U.S. High Yield Constrained Index. Over the reporting period, lower quality securities drove the ICE BofA U.S. High Yield Constrained Index’s performance. For the reporting period, CCC rated & lower securities declined -8.84%, followed by B rated securities returning -3.76%, and BB rated securities at -2.33%. From a sector perspective, gaming (1.38%), energy (0.74%), and capital goods (0.67%) outperformed the ICE BofA U.S. High Yield Constrained Index, while consumer products (-2.28%), media (-11.01%), and retail (-13.40%) lagged the ICE BofA U.S. High Yield Constrained Index for the reporting period.

The Multi-Manager High Yield Opportunity Fund (the “Fund”) returned -3.80% for the reporting period, compared to -3.58% for its benchmark, the ICE BofA U.S. High Yield Constrained Index. The Fund’s underperformance was mostly driven by former sub-adviser Neuberger Berman Investment Advisers LLC’s (“Neuberger”) poor sector allocation and security selection. Neuberger was replaced by BlackRock Investment Management, LLC during the first quarter of 2023. Sub-advisers Polen Capital Credit, LLC (“Polen”) and Nomura Corporate Research and Asset Management Inc. (“Nomura”) both positively contributed to Fund performance during the reporting period. Polen’s duration effect, driven by an overweight to loans, income advantage, and security selection drove positive relative returns. Nomura’s overweight to energy and gaming, along with positive sector and security selection, contributed to relative outperformance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	-3.80%	2.61%	3.56%

ICE BofA U.S. HIGH YIELD CONSTRAINED INDEX	-3.58	3.04	4.02

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.96% and 0.87%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

SHORT BOND FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S Treasury yields rose substantially in the one to three year maturity range during the 12-month reporting period ended March 31, 2023. At the beginning of the reporting period, market participants expected the U.S. Federal Reserve (the “Fed”) to raise the Fed’s target rate by 2.50% over the reporting period. By its March 2023 meeting, the Federal Open Market Committee had raised the rate by 4.50%, a full 2% higher than initial expectations. This was a result of persistently high inflation data, a strong labor market and a resilient U.S. economy. This higher than expected policy tightening resulted in higher Treasury rates, which negatively impacted fixed income returns.

Credit spreads over the reporting period were volatile as market participants assessed the impact of monetary policy tightening on the economy and corporate profitability. Further, in March of 2023, the Federal Deposit Insurance Corporation was appointed receiver of, and took action to protect depositors of, U.S.-based Silicon Valley Bank and Signature Bank, and in Europe Swiss regulators arranged an emergency purchase of Credit Suisse by UBS Group AG. The stress in the financial sector caused credit spreads to move in higher in the first quarter of 2023.

The Short Bond Fund (the “Fund”) returned 0.20% over the reporting period, slightly under the 0.26% return for its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index. Towards the fall of 2022, Northern Trust Investments reduced the Fund’s overweight to corporate bonds and securitized investments, and increased the Fund’s allocation to U.S. Treasuries. The reason for this reallocation was to position the portfolio for anticipated weaker economic growth as the Fed persisted in its efforts to reduce inflation. The Fund’s portfolio duration was about 5% short of the benchmark’s duration. Overall, Northern Trust Investments sought to reduce credit risk in the Fund’s portfolio by allocating a higher share to U.S. Treasuries and reducing corporate bonds. The Fund’s largely neutral risk allocation resulted in performance that was close to that of the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

SHORT BOND FUND	0.20%	1.32%	1.05%

BLOOMBERG 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	0.26	1.26	1.01

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.45% and 0.40%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   15   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Surging inflation and the aggressive U.S. Federal Reserve (the “Fed”) response were the key themes of the 12-month reporting period ended March 31, 2023. The Fed raised rates at every meeting during the reporting period, for a total increase of 4.50%. In response, U.S. Treasury yields increased, and the yield curve inverted. The municipal bond market saw a record $111 billion in outflows during the reporting period. The municipal bond curve moved higher in tandem with the Treasury curve during the sell-off, as well as in response to municipal fund outflow-driven selling pressure. Short-end (1-3 years) municipal bond yields increased 0.42%-0.94% during the reporting period. Increased inflation expectations drove long-end (15-30 years) yields higher by 0.54%-0.77%. Only the intermediate part of the curve (5-10 years) outperformed on strong investor demand, selling off only 0.09%-0.25%. Investment grade municipal bonds outperformed high-yield municipal bonds during the reporting period (0.26% vs -4.49%). High-yield municipals suffered a greater impact given its longer maturity profile. Within investment grade municipals, higher quality bonds (AAA/AA) outperformed lower quality bonds (A/BBB) (0.55% and 0.58% vs. -0.04% and -1.32%, respectively).

The Tax-Advantaged Ultra-Short Fixed Income Fund (the “Fund”) returned 1.58% for the reporting period, underperforming the 1.67% return for its benchmark, the 75% ICE BofA 6-12 Month Municipal Securities Index/25% ICE BofA 1-3 Year Municipal Securities Index. The Fund’s curve positioning was the largest contributor to performance during the reporting period. The Fund’s duration position had the largest negative impact on performance during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	1.58%	1.08%	0.85%

ICE BofA 6-12 MONTH MUNICIPAL SECURITIES INDEX	1.75	1.15	0.80

ICE BofA 1-3 YEAR U.S. MUNICIPAL SECURITIES INDEX	1.42	1.17	0.95

75% ICE BofA 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% ICE BofA 1-3 YEAR U.S. MUNICIPAL SECURITIES INDEX	1.67	1.15	0.84

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.27% and 0.25%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Surging inflation and the aggressive U.S. Federal Reserve (the “Fed”) response were the key themes of the 12-month reporting period ended March 31, 2023. The Fed raised rates at every meeting during the reporting period, for a total increase of 4.50%. In response, U.S. Treasury yields increased, and the yield curve inverted. The municipal bond market saw a record $111 billion in outflows during the reporting period. The municipal bond curve moved higher in tandem with the Treasury curve during the sell-off, as well as in response to municipal fund outflow-driven selling pressure. Short-end (1-3 years) municipal bond yields increased 0.42%-0.94% during the reporting period. Increased inflation expectations drove long-end (15-30 years) yields higher by 0.54%-0.77%. Only the intermediate part of the curve (5-10 years) outperformed on strong investor demand, selling off only 0.09%-0.25%. Investment grade municipal bonds outperformed high-yield municipal bonds during the reporting period (0.26% vs -4.49%). High-yield municipals suffered a greater impact given its longer maturity profile. Within investment grade municipals, higher quality bonds (AAA/AA) outperformed lower quality bonds (A/BBB) (0.55% and 0.58% vs. -0.04% and -1.32%, respectively).

The Tax-Exempt Fund (the “Fund”) returned -2.10% for the reporting period, underperforming the 0.26% return for its benchmark, the Bloomberg U.S. Municipal Index. The Fund’s security selection and curve positioning were the largest detractors from performance. The Fund was overweight in lower coupon bonds which underperformed higher coupon bonds. The Fund’s position of approximately half of the holdings in short-term instruments and the other half in long-term instruments along the yield curve, which was under-weighted 5-10 year municipal bonds, underperformed the benchmark given the 10-30 year portion of the yield curve steepened. The Fund’s duration position was a positive contributor to performance in the final quarter of the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

TAX-EXEMPT FUND	-2.10%	1.26%	2.03%

BLOOMBERG U.S. MUNICIPAL INDEX	0.26	2.03	2.38

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.45%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   17   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S Treasury yields rose substantially in the one-to three year maturity range during the 12-month reporting period ended March 31, 2023. At the beginning of the reporting period, market participants expected the U.S. Federal Reserve (the “Fed”) to raise the Fed’s target rate by 2.50% over the reporting period. By its March 2023 meeting, the Federal Open Market Committee had raised the rate by 4.50%, a full 2% higher than initial expectations. This was a result of persistently high inflation data, a strong labor market and a resilient U.S. economy. This higher than expected policy tightening resulted in higher Treasury rates, which negatively impacted fixed income returns.

Credit spreads over the reporting period were volatile as market participants assessed the impact of monetary policy tightening on the economy and corporate profitability. Further, in March 2023, the Federal Deposit Insurance Corporation was appointed receiver of, and took action to protect depositors of, U.S.-based Silicon Valley Bank and Signature Bank in the U.S., and in Europe Swiss regulators arranged an emergency purchase of Credit Suisse by UBS Group AG. The stress in the financial sector caused credit spreads to move in higher in the first quarter of 2023.

Northern Trust Investments reduced the duration of the Fund’s portfolio during the reporting period, as it became clear that inflation was persistent and the Fed would continue in its rate hiking cycle. Northern Trust Investments reduced the Fund’s portfolio duration from about 0.75 years to about 0.60 years. The Ultra-Short Fixed Income Fund (Shares Class) (the “Fund”) returned 1.77% over the reporting period, outperforming the return of 1.02% for its benchmark, the ICE BofA 1-Year U.S. Treasury Note Index. The Fund was overweight in investment grade bonds which detracted from performance and credit spreads were wider. The Fund’s short duration contributed to performance during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

ULTRA-SHORT FIXED INCOME FUND (SHARES)	1.77%	1.55%	1.24%

ULTRA-SHORT FIXED INCOME FUND (SIEBERT WILLIAM SHANK SHARES)[1]	1.77	1.55	1.24

ICE BofA 1-YEAR U.S. TREASURY NOTE INDEX	1.02	1.29	0.85

1 Siebert Williams Shank Shares commenced operations on September 13, 2022. Performance of Siebert Williams Shank Shares prior to that date is for the Fund’s Shares class.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.28% and 0.25% for Shares, and 0.35% and 0.25% for Siebert Williams Shank Shares, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT (SHARES)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. bond market experienced weak returns and high volatility in the 12-month reporting period ended March 31, 2023. U.S Treasury yields rose substantially, particularly in the one to three year maturity range during the reporting period. At the beginning of the reporting period, market participants expected the U.S. Federal Reserve (the “Fed”) to raise the Fed’s target rate by 2.50% over the reporting period. By its March 2023 meeting, the Federal Open Market Committee had raised the rate by 4.50%, a full 2% higher than initial expectations. This was a result of persistently high inflation data, a strong labor market and a resilient U.S. economy. This higher than expected policy tightening resulted in higher Treasury rates, which negatively impacted fixed income returns.

Additionally, in March 2023, the Federal Deposit Insurance Corporation was appointed receiver of, and took action to protect depositors of, U.S.-based Silicon Valley Bank and Signature Bank, and in Europe Swiss regulators arranged an emergency purchase of Credit Suisse by UBS Group AG. The stress in the financial sector caused interest rates to rally across the curve towards the end of the first quarter of 2023. Short-dated issues, which are most sensitive to changes in Fed policy, were hit particularly hard in the sell-off. The yield on the two-year U.S. Treasury note rose from 2.44% to 4.06% over the course of the reporting period, reflecting a decline in its price. Mortgage-backed securities also posted losses over the reporting period.

The U.S. Government Fund (the “Fund”) returned -1.72%, and underperformed the -1.52% return of its benchmark, the Bloomberg Intermediate U.S. Government Bond Index, for the reporting period. Asset allocation was the primary detractor from performance, mainly attributed to relative overweights in Treasury Inflation-Protected Securities (TIPS) at various points during the reporting period. Positioning with respect to duration (interest-rate sensitivity) and the yield curve had a neutral effect on results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

U.S. GOVERNMENT FUND	-1.72%	0.73%	0.45%

BLOOMBERG INTERMEDIATE U.S. GOVERNMENT BOND INDEX	-1.52	1.06	0.90

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.62% and 0.44%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

NORTHERN FUNDS ANNUAL REPORT   19   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

U.S. TREASURY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S Treasury yields rose substantially during the 12-month reporting period ended March 31, 2023. At the beginning of the reporting period, market participants expected the U.S. Federal Reserve (the “Fed”) to raise the Fed’s target rate by 2.50% over the reporting period. By its March 2023 meeting, the Federal Open Market Committee raised the rate by 4.50%, a full 2% higher than initial expectations. This was a result of persistently high inflation data, a strong labor market and a resilient U.S. economy. This higher than expected policy tightening resulted in higher Treasury rates, which negatively impacted fixed income returns. Credit spreads over the reporting period were volatile as market participants assessed the impact of monetary policy tightening on the economy and corporate profitability. Further, in March 2023, the Federal Deposit Insurance Corporation was appointed receiver of, and took action to protect depositors of, U.S.-based Silicon Valley Bank and Signature Bank, and in Europe Swiss regulators arranged an emergency purchase of Credit Suisse by UBS Group AG. The stress in the financial sector caused credit spreads to move in higher in the first quarter of 2023.

In combination, these developments led to negative returns for U.S. Treasuries. The yield on the 2-year U.S. Treasury note rose from 2.34% to 4.03% over the reporting period. Longer-term yields also rose, but to a lesser extent: the yield on the 10-year Treasury note rose from 2.34% to 3.47%, and the yield on the 30-year Treasury bond rose from 2.45% to 3.65%. The front end of the yield curve inverted as a result of these shifts.

The U.S. Treasury Index Fund (the “Fund”) returned -4.65% during the reporting period, slightly underperforming the Fund’s benchmark, the Bloomberg U.S. Treasury Index, which returned -4.51%. The Fund remains positioned to replicate the risk and return characteristics of its benchmark index. Curve and security selection strategies are driven by the index allocation and the Fund seeks to approximate (before deduction of expenses) the investment performance of the Bloomberg U.S. Treasury Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fees/expenses.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2023

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

U.S. TREASURY INDEX FUND	-4.65%	0.59%	0.74%

BLOOMBERG U.S. TREASURY INDEX	-4.51	0.74	0.90

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.27% and 0.16%, respectively, as of the most recent prospectus dated July 29, 2022. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2023. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.	Information about Benchmarks and Investment Considerations can be found on pages 21 to 22 and 395 to 396.

FIXED INCOME AND MONEY MARKET FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

BENCHMARK INFORMATION	(UNAUDITED)

The Bloomberg 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The Bloomberg 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

The Bloomberg 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

The Bloomberg Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Bloomberg California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Bloomberg California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Bloomberg Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

The Bloomberg Municipal 1 - 15 Year Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of one to seventeen years.

The Bloomberg Municipal Bond 60% High Yield/40% Investment Grade Index is an unmanaged index of investment and non-investment grade bonds with a 60% weighting in the Bloomberg Municipal High Yield Index and a 40% weighting to the Bloomberg Municipal Bond Index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. It is a version of the Bloomberg High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Bloomberg U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The ICE BofA 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least six months and less than twelve months remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”)). Index constituents are market capitalization weighted.

The ICE BofA 1-3 Year U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The ICE BofA 1-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. In order to qualify for inclusion, securities must be auctioned on or before the third business day before the last business day of the month and settle before the following calendar month end.

NORTHERN FUNDS ANNUAL REPORT   21   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

BENCHMARK INFORMATION	(UNAUDITED)

The ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Index constituents are capitalization weighted, provided the total allocation to an individual issuer does not exceed 2%.

The JP Morgan CEMBI Broad Diversified Core Index (CEMBI CORE) tracks the performance of US dollar-denominated bonds issued by emerging market corporate entities.

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities (defined as 100% owned or guaranteed by the national government). The EMBI Global Diversified opts for an alternative weighting scheme by limiting concentration in larger countries and thus targets a more diversified exposure.

The JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency sovereign debt issued by emerging market governments. The GBI-EM Global Diversified has the same instrument composition as the market-capitalization weighted GBI-EM Global, which includes local currency and dual currency (Global bonds: offshore settled, local ccy. linked) sovereign instruments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

FIXED INCOME AND MONEY MARKET FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT   23   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	BOND INDEX FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND	CORE BOND FUND

ASSETS:

Investments, at value	$74,947	$2,156,882	$267,941	$157,821	$112,330

Investments in affiliates, at value	2,527	47,883	2,633	2,746	3,291

Foreign currencies, at value	—	—	—	—	—

Interest income receivable	781	12,945	3,114	2,017	687

Dividend income receivable	15	97	13	7	11

Receivable for foreign tax reclaims	—	—	—	—	14

Receivable for securities sold	—	12,914	—	—	5,694

Receivable for variation margin on futures contracts	—	—	—	—	6

Receivable for fund shares sold	10	240	—	—	7

Receivable from investment adviser	2	12	3	3	1

Prepaid and other assets	3	5	3	4	4

Total Assets	78,285	2,230,978	273,707	162,598	122,045
LIABILITIES:
Payable for securities purchased	—	28,177	—	—	74

Payable for when-issued securities	511	18,890	—	—	3,278

Payable for variation margin on futures contracts	—	—	—	—	30

Payable for fund shares redeemed	—	1,135	55	56	6,330

Distributions payable to shareholders	57	1,417	149	100	89

Payable to affiliates:

Management fees	6	25	23	14	9

Custody fees	1	16	2	1	1

Shareholder servicing fees	6	8	6	6	—

Transfer agent fees	2	67	9	5	4

Accrued Trustee fees	4	10	4	4	4

Accrued other liabilities	20	36	22	20	20

Total Liabilities	607	49,781	270	206	9,839

Net Assets	$77,678	$2,181,197	$273,437	$162,392	$112,206

ANALYSIS OF NET ASSETS:

Capital stock	$90,029	$2,482,883	$307,461	$175,519	$141,071

Distributable loss	(12,351)	(301,686)	(34,024)	(13,127)	(28,865)

Net Assets	$77,678	$2,181,197	$273,437	$162,392	$112,206

Net Assets:

Shares	$77,678	$2,181,197	$273,437	$162,392	$112,206

Total Shares Outstanding ($.001 par value, unlimited authorization):

Shares	7,974	234,336	27,659	15,433	12,379

Net Asset Value, Redemption and Offering Price Per Share:

Shares	$9.74	$9.31	$9.89	$10.52	$9.06

Investments, at cost	$80,817	$2,369,887	$288,700	$166,705	$119,652

Investments in affiliates, at cost	2,527	47,883	2,633	2,746	3,291

Foreign currencies, at cost	—	—	—	—	—

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	LIMITED TERM TAX-EXEMPT FUND	LIMITED TERM U.S. GOVERNMENT FUND

$481,963	$2,732,948	$374,415	$1,517,882	$530,074	$53,702

12,483	60,479	4,884	3,750	20,468	280

—	150	—	—	—	—

3,581	49,432	5,735	18,015	6,304	428

46	138	12	33	63	1

5	—	—	—	—	—

1,454	12,370	—	—	—	1,553

8	—	—	—	—	—

1	94	1,005	7	3	—

6	23	3	13	6	2

7	6	4	8	3	4

499,554	2,855,640	386,058	1,539,708	556,921	55,970

2,162	3,024	—	—	—	1,427

14,405	—	—	—	—	—

17	—	—	—	—	—

617	1,460	141	2,779	349	—

376	4,276	391	919	245	35

40	316	41	127	46	4

4	27	4	14	5	1

6	27	4	20	6	—

15	92	13	48	18	2

14	19	4	13	4	8

23	44	21	36	22	20

17,679	9,285	619	3,956	695	1,497

$481,875	$2,846,355	$385,439	$1,535,752	$556,226	$54,473

$580,241	$3,942,058	$520,287	$1,711,291	$582,227	$62,357

(98,366)	(1,095,703)	(134,848)	(175,539)	(26,001)	(7,884)

$481,875	$2,846,355	$385,439	$1,535,752	$556,226	$54,473

481,875	2,846,355	385,439	1,535,752	556,226	54,473

53,407	495,282	52,305	155,948	56,087	5,865

9.02	5.75	7.37	9.85	9.92	9.29

$517,113	$3,101,136	$447,969	$1,605,684	$541,310	$54,536

12,483	60,479	4,884	3,750	20,468	280

—	153	—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   25   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES continued

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND		SHORT BOND FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	TAX-EXEMPT FUND

ASSETS:

Investments, at value	$77,802	$203,547		$336,726	$2,264,686	$770,222

Investments in affiliates, at value	5,597	11,170		1,288	91,209	10,292

Repurchase agreements, at cost, which approximates value	—	—		—	—	—

Cash	—	—		—	—	—

Cash held at broker	—	121	(1)	—	—	—

Foreign currencies, at value	273	—		—	—	—

Due from broker (Note 2)	120	90		—	—	—

Interest income receivable	1,337	3,599		2,278	16,897	9,906

Dividend income receivable	27	49		4	216	21

Receivable for foreign tax reclaims	54	—		—	—	—

Receivable for securities sold	123	1,044		—	—	—

Receivable for variation margin on futures contracts	—	—		36	—	—

Receivable for fund shares sold	—	318		3	13,000	61

Receivable from investment adviser	1	4		3	12	5

Receivable for variation margin on credit default swap	—	6		—	—	—

Unrealized appreciation on forward foreign currency exchange contracts	25	—		—	—	—

Prepaid and other assets	3	3		3	6	7

Total Assets	85,362	219,951		340,341	2,386,026	790,514

LIABILITIES:

Unrealized depreciation on forward foreign currency exchange contracts	54	—		—	—	—

Payable for securities purchased	634	5,101		—	2,591	—

Unfunded loan commitments (Note 2)	—	5		—	—	—

Payable for variation margin on futures contracts	—	27		42	—	—

Payable for fund shares redeemed	—	—		301	1,952	785

Distributions payable to shareholders	—	—		208	1,355	592

Due to broker (Note 2)	—	12		—	—	—

Payable to affiliates:

Management fees	17	34		25	104	65

Custody fees	1	3		2	21	8

Shareholder servicing fees	—	1		1	5	11

Transfer agent fees	3	7		11	75	25

Accrued Trustee fees	1	2		4	8	7

Accrued other liabilities	22	23		22	48	24

Total Liabilities	732	5,215		616	6,159	1,517

Net Assets	$84,630	$214,736		$339,725	$2,379,867	$788,997

ANALYSIS OF NET ASSETS:

Capital stock	$128,137	$289,203		$371,939	$2,452,696	$959,087

Distributable loss	(43,507)	(74,467)		(32,214)	(72,829)	(170,090)

Net Assets	$84,630	$214,736		$339,725	$2,379,867	$788,997

Net Assets:

Shares	$84,630	$214,736		$339,725	$2,379,867	$788,997

Siebert Williams Shank Shares	——			—	—	—

Total Shares Outstanding ($.001 par value, unlimited authorization):

Shares	11,918	26,163		18,900	237,831	81,693

Siebert Williams Shank Shares	—	—		—	—	—

Net Asset Value, Redemption and Offering Price Per Share:

Shares	$7.10	$8.21		$17.98	$10.01	$9.66

Siebert Williams Shank Shares	—	—		—	—	—

Investments, at cost	$90,516	$216,827		$347,363	$2,305,437	$843,248

Investments in affiliates, at cost	5,597	11,170		1,288	91,209	10,292

Foreign currencies, at cost	302	—		—	—	—

(1)	Includes restricted cash held at broker of $119.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND	U.S. TREASURY INDEX FUND

$2,322,898	$47,727	$5,169,600	$985,398	$80,536

69,179	2,039	—	—	1,789

—	—	13,491,000	2,534,000	—

—	—	69,882	18,651	—

—	—	—	—	—

—	—	—	—	—

—		—	—	—

13,516	379	21,426	4,913	432

234	6	—	—	2

—	—	—	—	—

—	194	—	—	1,165

—	—	—	—	—

151	2	516	—	11

23	—	20	7	1

—	—	—	—	—

—	—	—	—	—

7	6	17	8	3

2,406,008	50,353	18,752,461	3,542,977	83,939

—	—	—	—	—

—	1,542	100,000	20,000	2,725

—	—	—	—	—

—	—	—	—	—

678	—	—	—	—

1,893	31	66,199	12,644	40

—	—	—	—	—

106	4	1,174	225	2

22	1	104	18	1

21	—	—	—	—

78	1	279	52	2

5	3	23	19	4

34	20	107	41	20

2,837	1,602	167,886	32,999	2,794

$2,403,171	$48,751	$18,584,575	$3,509,978	$81,145

$2,480,198	$53,783	$18,584,675	$3,509,995	$90,547

(77,027)	(5,032)	(100)	(17)	(9,402)

$2,403,171	$48,751	$18,584,575	$3,509,978	$81,145

2,372,561	48,751	18,584,575	3,509,978	81,145

30,610	—	—	—	—

236,589	5,499	18,584,662	3,510,034	4,126

3,052	—	—	—	—

10.03	8.87	1.00	1.00	19.67

10.03	—	—	—	—

$2,377,311	$48,563	$5,169,600	$985,398	$88,459

69,179	2,039	—	—	1,789

—	—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   27   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	BOND INDEX FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND

INVESTMENT INCOME:

Interest Income (Note 6)	$3,283	$59,888	$9,816	$5,193

Dividend income from investments in affiliates	71	560	181	157

Total Investment Income	3,354	60,448	9,997	5,350

EXPENSES:

Management fees	413	2,110	1,523	753

Custody fees	9	213	27	14

Transfer agent fees	37	881	136	67

Blue sky fees	14	27	9	12

Printing fees	6	9	8	6

Audit fee	22	40	22	22

Legal fees	15	33	15	15

Shareholder servicing fees	67	64	66	54

Trustee fees	7	28	7	7

Other	9	22	9	9

Total Expenses	599	3,427	1,822	959

Less expenses reimbursed by investment adviser	(158)	(935)	(220)	(163)

Net Expenses	441	2,492	1,602	796
Net Investment Income	2,913	57,956	8,395	4,554
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	(4,034)	(83,367)	(12,591)	(3,634)

Futures contracts	—	—	—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	(1,754)	(108,548)	(4,330)	(4,001)

Futures contracts	—	—	—	—

Foreign currency translations	—	—	—	—

Net Gains (Losses)	(5,788)	(191,915)	(16,921)	(7,635)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,875)	$(133,959)	$(8,526)	$(3,081)

(1)	Net of $2 in foreign withholding taxes.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2023

CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	LIMITED TERM TAX-EXEMPT FUND	LIMITED TERM U.S. GOVERNMENT FUND

$4,570	$19,887 (1)	$231,760	$27,137	$59,993	$12,600	$1,306

68	279	2,513	197	737	438	54

4,638	20,166	234,273	27,334	60,730	13,038	1,360

544	2,395	22,766	3,712	8,637	2,662	198

20	49	261	43	144	46	7

55	215	1,320	222	780	238	20

18	23	27	23	35	25	19

3	6	12	12	20	11	4

22	22	47	22	40	22	21

15	15	37	15	33	15	15

6	37	227	32	160	60	4

7	7	33	7	27	7	7
8	8	26	9	21	10	9
698	2,777	24,756	4,097	9,897	3,096	304
(117)	(262)	(1,397)	(694)	(755)	(302)	(88)

581	2,515	23,359	3,403	9,142	2,794	216
4,057	17,651	210,914	23,931	51,588	10,244	1,144

(16,030)	(53,972)	(171,251)	(56,331)	(77,495)	(11,425)	(1,966)

273	1,910	—	—	—	—	—

2,228	(1,953)	(216,740)	(32,110)	(11,464)	10,191	600

(122)	(47)	—	—	—	—	—

—	—	(12)	—	—	—	—

(13,651)	(54,062)	(388,003)	(88,441)	(88,959)	(1,234)	(1,366)
$(9,594)	$(36,411)	$(177,089)	$(64,510)	$(37,371)	$9,010	$(222)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   29   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS continued

Amounts in thousands	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	SHORT BOND FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
INVESTMENT INCOME:

Interest Income (Note 6)	$5,123	(2)	$12,589	$8,514	$52,315

Dividend income	—		61	—	—

Dividend income from investments in affiliates	127		308	212	965

Income from affiliates (Note 6)	—		—	—	—

Total Investment Income	5,250		12,958	8,726	53,280

EXPENSES:

Management fees	646		1,616	1,466	6,942

Custody fees	45		34	32	218

Transfer agent fees	29		75	148	1,187

Blue sky fees	19		19	21	24

Printing fees	7		9	5	17

Audit fee	22		47	20	46

Legal fees	15		16	15	35

Shareholder servicing fees	—		6	3	46

Trustee fees	7		7	7	33

Other	4		10	8	26

Total Expenses	794		1,839	1,725	8,574

Less expenses voluntarily reimbursed by investment adviser	—		—	—	—

Less expenses reimbursed by investment adviser	(102)		(176)	(184)	(825)

Less custodian credits	—		—	—	—

Net Expenses	692		1,663	1,541	7,749
Net Investment Income	4,558		11,295	7,185	45,531
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	(16,551	)(3)	(13,189)	(10,143)	(26,934)

Investments in affiliates	—		—	(641)	—

Credit default swap agreements	—		6	—	—

Interest rate swap agreements	(41)		—	—	—

Futures contracts	—		26	(118)	—

Foreign currency transactions	(2,546)		—	—	—

Forward foreign currency exchange contracts	(483)		—	—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	8,414		(3,446)	2,673	16,613

Investments in affiliates	—		—	213	—

Credit default swap agreements	—		13	—	—

Interest rate swap agreements	4		—	—	—

Futures contracts	—		(125)	152	—

Foreign currency translations	(9)		—	—	—

Forward foreign currency exchange contracts	193		—	—	—

Net Gains (Losses)	(11,019)		(16,715)	(7,864)	(10,321)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,461)		$(5,420)	$(679)	$35,210

(2)	Net of $23 in foreign withholding taxes.

(3)	Net of foreign capital gains tax paid of $9.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2023

TAX-EXEMPT FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND	U.S. TREASURY INDEX FUND

$40,672	$69,071	$1,133	$465,357	$89,183	$1,610

—	—	—	—	—	—

343	1,469	76	—	—	9

—	—	—	1,160	224	—

41,015	70,540	1,209	466,517	89,407	1,619

4,906	6,650	172	60,307	11,443	104

82	214	7	1,302	249	8

439	1,136	17	3,472	659	31

24	41	18	25	27	18

11	11	2	85	19	3

28	40	22	109	47	21

24	35	15	101	39	15

116	114	1	—	—	—

15	29	7	105	34	7

13	25	9	64	26	9

5,658	8,295	270	65,570	12,543	216

—	—	—	(1,833)	(338)	—

(506)	(889)	(81)	(1,415)	(352)	(89)

—	—	—	(78)	(15)	—
5,152	7,406	189	62,244	11,838	127
35,863	63,134	1,020	404,273	77,569	1,492

(90,008)	(16,958)	(2,426)	3	3	(1,263)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(3,751)	(751)	650	—	—	(4,302)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(93,759)	(17,709)	(1,776)	3	3	(5,565)
$(57,896)	$45,425	$(756)	$404,276	$77,572	$(4,073)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   31   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		BOND INDEX FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2023	2022	2023	2022	2023	2022

OPERATIONS:

Net investment income (Note 6)	$2,913	$3,484	$57,956	$55,071	$8,395	$10,557

Net realized gains (losses)	(4,034)	(1,197)	(83,367)	13,608	(12,591)	(38)

Net change in unrealized appreciation (depreciation)	(1,754)	(9,706)	(108,548)	(187,169)	(4,330)	(38,376)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,875)	(7,419)	(133,959)	(118,490)	(8,526)	(27,857)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(58,635)	(15,500)	(302,187)	(377,725)	(193,041)	(11,784)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(58,635)	(15,500)	(302,187)	(377,725)	(193,041)	(11,784)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(2,913)	(3,484)	(60,367)	(78,293)	(8,406)	(10,566)

Total Distributions to Shares Shareholders	(2,913)	(3,484)	(60,367)	(78,293)	(8,406)	(10,566)

Total Increase (Decrease) in Net Assets	(64,423)	(26,403)	(496,513)	(574,508)	(209,973)	(50,207)

NET ASSETS:

Beginning of year	142,101	168,504	2,677,710	3,252,218	483,410	533,617

End of year	$77,678	$142,101	$2,181,197	$2,677,710	$273,437	$483,410

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND
2023	2022	2023	2022	2023	2022	2023	2022

$4,554	$4,398	$4,057	$2,771	$17,651	$15,678	$210,914	$191,033

(3,634)	(321)	(15,757)	(3,182)	(52,062)	(4,914)	(171,251)	28,941

(4,001)	(15,656)	2,106	(7,930)	(2,000)	(37,234)	(216,752)	(255,483)

(3,081)	(11,579)	(9,594)	(8,341)	(36,411)	(26,470)	(177,089)	(35,509)

(29,878)	(1,410)	(63,093)	(51,984)	(160,041)	(80,138)	(638,313)	780,567

(29,878)	(1,410)	(63,093)	(51,984)	(160,041)	(80,138)	(638,313)	780,567

(4,558)	(5,144)	(4,219)	(3,655)	(18,414)	(18,912)	(217,378)	(196,193)

(4,558)	(5,144)	(4,219)	(3,655)	(18,414)	(18,912)	(217,378)	(196,193)

(37,517)	(18,133)	(76,906)	(63,980)	(214,866)	(125,520)	(1,032,780)	548,865

199,909	218,042	189,112	253,092	696,741	822,261	3,879,135	3,330,270

$162,392	$199,909	$112,206	$189,112	$481,875	$696,741	$2,846,355	$3,879,135

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   33   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		LIMITED TERM TAX-EXEMPT FUND
Amounts in thousands	2023	2022	2023	2022	2023	2022

OPERATIONS:

Net investment income (Note 6)	$23,931	$22,775	$51,588	$52,175	$10,244	$7,638

Net realized gains (losses)	(56,331)	1,248	(77,495)	(2,248)	(11,425)	417

Net change in unrealized appreciation (depreciation)	(32,110)	(65,281)	(11,464)	(175,073)	10,191	(32,692)

Net Increase (Decrease) in Net Assets Resulting from Operations	(64,510)	(41,258)	(37,371)	(125,146)	9,010	(24,637)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(299,304)	238,282	(1,059,928)	(198,706)	(169,066)	(150,789)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(299,304)	238,282	(1,059,928)	(198,706)	(169,066)	(150,789)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(23,932)	(22,776)	(52,067)	(64,396)	(10,258)	(15,658)

Total Distributions to Shares Shareholders	(23,932)	(22,776)	(52,067)	(64,396)	(10,258)	(15,658)

Total Increase (Decrease) in Net Assets	(387,746)	174,248	(1,149,366)	(388,248)	(170,314)	(191,084)

NET ASSETS:

Beginning of year	773,185	598,937	2,685,118	3,073,366	726,540	917,624

End of year	$385,439	$773,185	$1,535,752	$2,685,118	$556,226	$726,540

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LIMITED TERM U.S. GOVERNMENT FUND		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND		SHORT BOND FUND
2023	2022	2023	2022	2023	2022	2023	2022

$1,144	$97	$4,558	$6,470	$11,295	$8,141	$7,185	$4,813

(1,966)	(1,156)	(19,621)	(5,944)	(13,157)	2,633	(10,902)	707

600	(1,326)	8,602	(12,822)	(3,558)	(9,203)	3,038	(18,277)

(222)	(2,385)	(6,461)	(12,296)	(5,420)	1,571	(679)	(12,757)

7,868	(13,302)	(2,181)	(32,002)	50,744	13,223	(77,541)	6,343

7,868	(13,302)	(2,181)	(32,002)	50,744	13,223	(77,541)	6,343

(1,148)	(147)	(1,582)	(5,912)	(11,421)	(8,578)	(7,470)	(5,270)

(1,148)	(147)	(1,582)	(5,912)	(11,421)	(8,578)	(7,470)	(5,270)

6,498	(15,834)	(10,224)	(50,210)	33,903	6,216	(85,690)	(11,684)

47,975	63,809	94,854	145,064	180,833	174,617	425,415	437,099

$54,473	$47,975	$84,630	$94,854	$214,736	$180,833	$339,725	$425,415

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   35   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		TAX-EXEMPT FUND		ULTRA-SHORT FIXED INCOME FUND
Amounts in thousands	2023	2022	2023	2022	2023	2022

OPERATIONS:

Net investment income (Note 6)	$45,531	$21,225	$35,863	$37,499	$63,134	$19,619

Net realized gains (losses)	(26,934)	(4,668)	(90,008)	(2,722)	(16,958)	(1,519)

Net change in unrealized appreciation (depreciation)	16,613	(77,029)	(3,751)	(119,453)	(751)	(68,007)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,210	(60,472)	(57,896)	(84,676)	45,425	(49,907)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(1,603,675)	(782,409)	(778,369)	(227,903)	(788,218)	(432,702)

Net increase in net assets resulting from Siebert Williams Shank Shares transactions	—	—	—	—	30,459	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,603,675)	(782,409)	(778,369)	(227,903)	(757,759)	(432,702)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(45,535)	(24,356)	(35,875)	(46,575)	(63,582)	(28,557)

Total Distributions to Shares Shareholders	(45,535)	(24,356)	(35,875)	(46,575)	(63,582)	(28,557)

DISTRIBUTIONS TO SIEBERT WILLIAMS SHANK SHARES SHAREHOLDERS:

Distributable earnings	—	—	—	—	(494)	—

Total Distributions to Siebert Williams Shank Shares Shareholders	—	—	—	—	(494)	—

Total Increase (Decrease) in Net Assets	(1,614,000)	(867,237)	(872,140)	(359,154)	(776,410)	(511,166)

NET ASSETS:

Beginning of year	3,993,867	4,861,104	1,661,137	2,020,291	3,179,581	3,690,747

End of year	$2,379,867	$3,993,867	$788,997	$1,661,137	$2,403,171	$3,179,581

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND		U.S. TREASURY INDEX FUND
2023	2022	2023	2022	2023	2022	2023	2022

$1,020	$169	$404,273	$1,056	$77,569	$8,416	$1,492	$1,306

(2,426)	(928)	3	137	3	32	(1,263)	121

650	(1,222)	—	—	—	—	(4,302)	(4,608)

(756)	(1,981)	404,276	1,193	77,572	8,448	(4,073)	(3,181)

6,236	(6,848)	(1,628,734)	2,695,375	(217,291)	(183,950)	(408)	(7,972)

—	—	—	—	—	—	—	—

6,236	(6,848)	(1,628,734)	2,695,375	(217,291)	(183,950)	(408)	(7,972)

(1,021)	(222)	(404,410)	(1,534)	(77,642)	(8,411)	(1,491)	(2,104)

(1,021)	(222)	(404,410)	(1,534)	(77,642)	(8,411)	(1,491)	(2,104)

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

4,459	(9,051)	(1,628,868)	2,695,034	(217,361)	(183,913)	(5,972)	(13,257)

44,292	53,343	20,213,443	17,518,409	3,727,339	3,911,252	87,117	100,374

$48,751	$44,292	$18,584,575	$20,213,443	$3,509,978	$3,727,339	$81,145	$87,117

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   37   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.13	$10.86	$10.77	$10.65	$10.43

INCOME (LOSS) FROM INVESTMENT

OPERATIONS:

Net investment income	0.30	0.23	0.25	0.28	0.31

Net realized and unrealized gains (losses)	(0.39)	(0.73)	0.09	0.12	0.22

Total from Investment Operations	(0.09)	(0.50)	0.34	0.40	0.53

LESS DISTRIBUTIONS PAID:

From net investment income	(0.30)	(0.23)	(0.25)	(0.28)	(0.31)

Total Distributions Paid	(0.30)	(0.23)	(0.25)	(0.28)	(0.31)

Net Asset Value, End of Year	$9.74	$10.13	$10.86	$10.77	$10.65

Total Return(1)	(0.82)%	(4.74)%	3.19%	3.86%	5.15%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$77,678	$142,101	$168,504	$135,533	$118,657

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.46%	0.46%	0.46%	0.46%	0.47%

Expenses, before reimbursements and credits	0.62%	0.60%	0.58%	0.60%	0.60%

Net investment income, net of reimbursements and credits(2)	3.03%	2.09%	2.29%	2.56%	3.03%

Net investment income, before reimbursements and credits	2.87%	1.95%	2.17%	2.42%	2.90%

Portfolio Turnover Rate	16.84%	32.67%	17.20%	63.33%	52.94%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $500, $5,000, $10,000 and $9,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

BOND INDEX FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.04	$10.75	$11.05	$10.45	$10.31

INCOME (LOSS) FROM INVESTMENT

OPERATIONS:

Net investment income	0.24	0.19	0.22	0.28	0.28

Net realized and unrealized gains (losses)	(0.72)	(0.63)	(0.17)	0.65	0.15

Total from Investment Operations	(0.48)	(0.44)	0.05	0.93	0.43

LESS DISTRIBUTIONS PAID:

From net investment income	(0.25)	(0.22)	(0.25)	(0.30)	(0.29)

From net realized gains	—	(0.05)	(0.10)	(0.03)	—

Total Distributions Paid	(0.25)	(0.27)	(0.35)	(0.33)	(0.29)

Net Asset Value, End of Year	$9.31	$10.04	$10.75	$11.05	$10.45

Total Return(1)	(4.77)%	(4.22)%	0.36%	9.01%	4.33%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,181,197	$2,677,710	$3,252,218	$2,936,072	$3,020,198

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.11%	0.15%	0.15%	0.15%	0.15%

Expenses, before reimbursements and credits	0.15%	0.19%	0.19%	0.18%	0.17%

Net investment income, net of reimbursements and credits(2)	2.53%	1.77%	1.91%	2.63%	2.78%

Net investment income, before reimbursements and credits	2.49%	1.73%	1.87%	2.60%	2.76%

Portfolio Turnover Rate	45.33%	48.74%	75.38%	53.74%	70.72%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $27,000, $1,000, $92,000, $83,000 and $109,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   39   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.17	$10.94	$10.74	$10.68	$10.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.23	0.21	0.24	0.27	0.28

Net realized and unrealized gains (losses)	(0.28)	(0.77)	0.22	0.06	0.21

Total from Investment Operations	(0.05)	(0.56)	0.46	0.33	0.49

LESS DISTRIBUTIONS PAID:

From net investment income	(0.23)	(0.21)	(0.24)	(0.27)	(0.28)

From net realized gains	—	—	(0.02)	— (1)	—

Total Distributions Paid	(0.23)	(0.21)	(0.26)	(0.27)	(0.28)

Net Asset Value, End of Year	$9.89	$10.17	$10.94	$10.74	$10.68

Total Return(2)	(0.39)%	(5.20)%	4.29%	3.11%	4.78%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$273,437	$483,410	$533,617	$493,284	$498,887

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.51%	0.51%	0.50%	0.50%	0.49%

Net investment income, net of reimbursements and credits(3)	2.37%	1.95%	2.18%	2.48%	2.69%

Net investment income, before reimbursements and credits	2.31%	1.89%	2.13%	2.43%	2.65%

Portfolio Turnover Rate	4.49%	19.44%	16.87%	31.63%	28.54%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, less than $1,000 and approximately $19,000, $26,000 and $22,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.91	$11.80	$11.65	$11.56	$11.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.27	0.24	0.29	0.33	0.40

Net realized and unrealized gains (losses)	(0.39)	(0.85)	0.21	0.16	0.16

Total from Investment Operations	(0.12)	(0.61)	0.50	0.49	0.56

LESS DISTRIBUTIONS PAID:

From net investment income	(0.27)	(0.24)	(0.29)	(0.33)	(0.40)

From net realized gains	—	(0.04)	(0.06)	(0.07)	—

Total Distributions Paid	(0.27)	(0.28)	(0.35)	(0.40)	(0.40)

Net Asset Value, End of Year	$10.52	$10.91	$11.80	$11.65	$11.56

Total Return(1)	(1.02)%	(5.35)%	4.32%	4.27%	5.01%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$162,392	$199,909	$218,042	$193,318	$179,416

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45%	0.46%	0.45%	0.46%	0.46%

Expenses, before reimbursements and credits	0.55%	0.55%	0.55%	0.55%	0.56%

Net investment income, net of reimbursements and credits(2)	2.60%	2.00%	2.46%	2.78%	3.50%

Net investment income, before reimbursements and credits	2.50%	1.91%	2.36%	2.69%	3.40%

Portfolio Turnover Rate	23.45%	30.33%	28.48%	55.08%	34.83%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, less than $1,000 and approximately $9,000, $16,000 and $11,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   41   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

CORE BOND FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$9.82	$10.43	$10.47	$10.08	$10.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.25	0.13	0.15	0.23	0.28

Net realized and unrealized gains (losses)	(0.74)	(0.56)	0.18	0.43	0.08

Total from Investment Operations	(0.49)	(0.43)	0.33	0.66	0.36

LESS DISTRIBUTIONS PAID:

From net investment income	(0.27)	(0.18)	(0.19)	(0.27)	(0.30)

From net realized gains	—	—	(0.18)	—	—

Total Distributions Paid	(0.27)	(0.18)	(0.37)	(0.27)	(0.30)

Net Asset Value, End of Year	$9.06	$9.82	$10.43	$10.47	$10.08

Total Return(1)	(4.92)%	(4.18)%	3.08%	6.57%	3.75%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$112,206	$189,112	$253,092	$194,834	$255,171

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.41%	0.41%	0.40%	0.41%	0.41%

Expenses, before reimbursements and credits	0.49%	0.47%	0.47%	0.47%	0.46%

Net investment income, net of reimbursements and credits(2)	2.84%	1.32%	1.26%	2.33%	2.91%

Net investment income, before reimbursements and credits	2.76%	1.26%	1.19%	2.27%	2.86%

Portfolio Turnover Rate	247.32%	319.16%	326.11%	485.45%	327.61%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $1,000, $10,000, $15,000 and $11,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND			SHARES

Selected per share data	2023	2022	2021		2020	2019

Net Asset Value, Beginning of Year	$9.84	$10.45	$10.18		$9.97	$9.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.28	0.20 (1)	0.19		0.27	0.32

Net realized and unrealized gains (losses)	(0.80)	(0.56)	0.38		0.24	0.06

Total from Investment Operations	(0.52)	(0.36)	0.57		0.51	0.38

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.30)	(0.25)	(0.24)		(0.30)	(0.35)

From net realized gains	—	—	(0.06)		—	—

Total Distributions Paid	(0.30)	(0.25)	(0.30)		(0.30)	(0.35)

Net Asset Value, End of Year	$9.02	$9.84	$10.45		$10.18	$9.97

Total Return(3)	(5.23)%	(3.58)%	5.63	%(4)	5.11%	3.98%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$481,875	$696,741	$822,261		$841,826	$848,130

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.45%	0.45%	0.45%		0.45%	0.45%

Expenses, before reimbursements and credits	0.50%	0.49%	0.49%		0.49%	0.48%

Net investment income, net of reimbursements and credits(5)	3.17%	1.95%	1.83%		2.66%	3.41%

Net investment income, before reimbursements and credits	3.12%	1.91%	1.79%		2.62%	3.38%

Portfolio Turnover Rate	188.84%	248.30%	261.29%		439.40%	283.15%

(1)

The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share. Without theses reimbursements, the total return would have been -3.59%. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 5.62%.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $18,000, less than $1,000 and approximately $25,000, $55,000 and $32,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   43   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$6.39	$6.78	$5.57	$6.60	$6.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.35	0.35 (1)	0.36	0.40	0.42

Net realized and unrealized gains (losses)	(0.62)	(0.38)	1.21	(1.02)	(0.12)

Total from Investment Operations	(0.27)	(0.03)	1.57	(0.62)	0.30

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.37)	(0.36)	(0.36)	(0.41)	(0.42)

Total Distributions Paid	(0.37)	(0.36)	(0.36)	(0.41)	(0.42)

Net Asset Value, End of Year	$5.75	$6.39	$6.78	$5.57	$6.60

Total Return(3)	(4.08)%	(0.61)%	28.40%	(9.96)%	4.64%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,846,355	$3,879,135	$3,330,270	$3,153,247	$3,795,975

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.68%	0.78%	0.78%	0.78%	0.78%

Expenses, before reimbursements and credits	0.72%	0.83%	0.83%	0.82%	0.81%

Net investment income, net of reimbursements and credits(4)	6.15%	5.17%	5.62%	6.10%	6.34%

Net investment income, before reimbursements and credits	6.11%	5.12%	5.57%	6.06%	6.31%

Portfolio Turnover Rate	20.68%	30.32%	54.82%	47.65%	52.19%

(1)	The Northern Trust Company reimbursed the Fund approximately $8,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $186,000, $9,000, $70,000, $94,000 and $198,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$8.31	$8.95	$8.31	$8.70	$8.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.31	0.28	0.32	0.34	0.37

Net realized and unrealized gains (losses)	(0.94)	(0.64)	0.64	(0.39)	0.01

Total from Investment Operations	(0.63)	(0.36)	0.96	(0.05)	0.38

LESS DISTRIBUTIONS PAID:

From net investment income	(0.31)	(0.28)	(0.32)	(0.34)	(0.37)

Total Distributions Paid	(0.31)	(0.28)	(0.32)	(0.34)	(0.37)

Net Asset Value, End of Year	$7.37	$8.31	$8.95	$8.31	$8.70

Total Return(1)	(7.48)%	(4.27)%	11.75%	(0.68)%	4.47%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$385,439	$773,185	$598,937	$509,834	$443,469

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.59%	0.60%	0.60%	0.60%	0.61%

Expenses, before reimbursements and credits	0.71%	0.83%	0.84%	0.84%	0.83%

Net investment income, net of reimbursements and credits(2)	4.14%	3.05%	3.71%	3.87%	4.27%

Net investment income, before reimbursements and credits	4.02%	2.82%	3.47%	3.63%	4.05%

Portfolio Turnover Rate	11.97%	21.90%	33.75%	47.62%	51.81%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $19,000, $1,000, $18,000, $24,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   45   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND				SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$10.14		$10.83	$10.68		$10.57		$10.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.25		0.19	0.21		0.24		0.25

Net realized and unrealized gains (losses)	(0.29)		(0.65)	0.22		0.15		0.20

Total from Investment Operations	(0.04)		(0.46)	0.43		0.39		0.45

LESS DISTRIBUTIONS PAID:

From net investment income	(0.25)		(0.19)	(0.21)		(0.24)		(0.25)

From net realized gains	—		(0.04)	(0.07)		(0.04)		—

Total Distributions Paid	(0.25)		(0.23)	(0.28)		(0.28)		(0.25)

Net Asset Value, End of Year	$9.85		$10.14	$10.83		$10.68		$10.57

Total Return(1)	(0.29)%		(4.35)%	4.01%		3.72%		4.47%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,535,752		$2,685,118	$3,073,366		$3,017,951		$2,774,081

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45	%(2)	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)

Expenses, before reimbursements and credits	0.49%		0.48%	0.48%		0.47%		0.47%

Net investment income, net of reimbursements and credits	2.55	%(2)	1.73%	1.90	%(2)	2.23	%(2)	2.46	%(2)

Net investment income, before reimbursements and credits	2.51%		1.70%	1.87%		2.21%		2.44%

Portfolio Turnover Rate	16.89%		79.63%	82.72%		127.62%		115.01%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $46,000, $104,000, $267,000 and $380,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LIMITED TERM TAX-EXEMPT FUND	SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$9.93		$10.43	$10.35		$10.37		$10.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.16		0.09	0.12		0.18		0.16

Net realized and unrealized gains (losses)	(0.01)		(0.41)	0.24		0.04		0.17

Total from Investment Operations	0.15		(0.32)	0.36		0.22		0.33

LESS DISTRIBUTIONS PAID:

From net investment income	(0.16)		(0.09)	(0.12)		(0.18)		(0.16)

From net realized gains	—		(0.09)	(0.16)		(0.06)		—

Total Distributions Paid	(0.16)		(0.18)	(0.28)		(0.24)		(0.16)

Net Asset Value, End of Year	$9.92		$9.93	$10.43		$10.35		$10.37

Total Return(1)	1.59%		(3.08)%	3.47%		2.07%		3.29%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$556,226		$726,540	$917,624		$880,475		$962,980

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45	%(2)	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)

Expenses, before reimbursements and credits	0.50%		0.50%	0.50%		0.49%		0.48%

Net investment income, net of reimbursements and credits	1.66	%(2)	0.87%	1.11	%(2)	1.71	%(2)	1.59	%(2)

Net investment income, before reimbursements and credits	1.61%		0.82%	1.06%		1.67%		1.56%

Portfolio Turnover Rate	49.86%		94.18%	98.82%		126.29%		135.35%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $30,000, $46,000, $63,000 and $79,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   47   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

LIMITED TERM U.S. GOVERNMENT FUND	SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$9.55		$10.02	$10.06		$9.60		$9.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.20		0.01	0.01		0.14		0.21

Net realized and unrealized gains (losses)	(0.26)		(0.46)	(0.03)		0.47		0.02

Total from Investment Operations	(0.06)		(0.45)	(0.02)		0.61		0.23

LESS DISTRIBUTIONS PAID:

From net investment income	(0.20)		(0.02)	(0.02)		(0.15)		(0.24)

Total Distributions Paid	(0.20)		(0.02)	(0.02)		(0.15)		(0.24)

Net Asset Value, End of Year	$9.29		$9.55	$10.02		$10.06		$9.60

Total Return(1)	(0.58)%		(4.43)%	(0.26)%		6.34%		2.47%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$54,473		$47,975	$63,809		$58,501		$60,828

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.42	%(2)	0.42%	0.41	%(2)	0.42	%(2)	0.42	%(2)

Expenses, before reimbursements and credits	0.58%		0.58%	0.54%		0.62%		0.57%

Net investment income, net of reimbursements and credits	2.20	%(2)	0.17%	0.02	%(2)	1.41	%(2)	2.30	%(2)

Net investment income (loss), before reimbursements and credits	2.04%		0.01%	(0.11)%		1.21%		2.15%

Portfolio Turnover Rate	335.99%		411.02%	445.85%		838.97%		739.25%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $4,000, $8,000 and $8,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$7.68	$8.91	$7.62	$9.05	$9.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.40	0.43 (1)	0.44 (2)	0.52	0.51

Net realized and unrealized gains (losses)	(0.83)	(1.29)	0.93 (3)	(1.70)	(0.85)

Total from Investment Operations	(0.43)	(0.86)	1.37	(1.18)	(0.34)

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.15)	(0.37)	(0.08)	(0.25)	(0.29)

Total Distributions Paid	(0.15)	(0.37)	(0.08)	(0.25)	(0.29)

Net Asset Value, End of Year	$7.10	$7.68	$8.91	$7.62	$9.05

Total Return(5)	(5.53)%	(10.10)%	17.93%	(13.20)%	(3.39)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$84,630	$94,854	$145,064	$132,714	$174,193

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.91%	0.94%	0.94%	0.94%	0.95%

Expenses, before reimbursements and credits	1.04%	1.00%	1.03%	1.02%	1.05%

Net investment income, net of reimbursements and credits(6)	6.00%	4.76%	4.45%	5.44%	5.67%

Net investment income, before reimbursements and credits	5.87%	4.70%	4.36%	5.36%	5.57%

Portfolio Turnover Rate	120.02%	40.50%	71.26%	73.25%	82.84%

(1)	The Northern Trust Company reimbursed the Fund approximately $4,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	The Northern Trust Company reimbursed the Fund approximately $56,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	The Northern Trust Company reimbursed the Fund approximately $58,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, less than $1,000 and approximately $6,000, $9,000 and $11,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2023 and less than 0.01 percent of average net assets for the fiscal years ended March 31, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   49   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND			SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$9.05	$9.41	$7.97	$9.56	$9.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.48	0.44 (1)	0.58	0.63	0.60

Net realized and unrealized gains (losses)	(0.84)	(0.33)	1.46	(1.59)	(0.25)

Total from Investment Operations	(0.36)	0.11	2.04	(0.96)	0.35

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.48)	(0.47)	(0.60)	(0.63)	(0.60)

From net realized gains	—	—	—	—	—

Total Distributions Paid	(0.48)	(0.47)	(0.60)	(0.63)	(0.60)

Net Asset Value, End of Year	$8.21	$9.05	$9.41	$7.97	$9.56

Total Return(3)	(3.80)%	1.06%	26.25%	(10.79)%	3.75%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$214,736	$180,833	$174,617	$214,288	$365,996

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.85%	0.86%	0.85%	0.86%	0.86%

Expenses, before reimbursements and credits	0.94%	0.95%	0.95%	0.95%	0.98%

Net investment income, net of reimbursements and credits(4)	5.80%	4.68%	6.27%	6.57%	6.23%

Net investment income, before reimbursements and credits	5.71%	4.59%	6.17%	6.48%	6.11%

Portfolio Turnover Rate	67.37%	64.94%	91.41%	63.55%	80.62%

(1)	The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return. See Note 6.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, less than $1,000 and approximately $7,000, $18,000 and $31,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT BOND FUND			SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$18.30	$19.06	$18.59	$18.67	$18.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.33	0.20	0.32	0.45	0.49

Net realized and unrealized gains (losses)	(0.31)	(0.74)	0.49	(0.07)	0.07

Total from Investment Operations	0.02	(0.54)	0.81	0.38	0.56

LESS DISTRIBUTIONS PAID:

From net investment income	(0.34)	(0.22)	(0.34)	(0.46)	(0.49)

Total Distributions Paid	(0.34)	(0.22)	(0.34)	(0.46)	(0.49)

Net Asset Value, End of Year	$17.98	$18.30	$19.06	$18.59	$18.67

Total Return(1)	0.20%	(2.88)%	4.34%	2.04%	3.07%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$339,725	$425,415	$437,099	$371,803	$424,702

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.40%	0.40%	0.40%	0.40%	0.40%

Expenses, before reimbursements and credits	0.45%	0.45%	0.45%	0.44%	0.43%

Net investment income, net of reimbursements and credits(2)	1.86%	1.05%	1.64%	2.40%	2.65%

Net investment income, before reimbursements and credits	1.81%	1.00%	1.59%	2.36%	2.62%

Portfolio Turnover Rate	76.98%	45.52%	57.85%	95.09%	125.76%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, $10,000, $6,000, $10,000 and $11,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   51   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND				SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$10.01		$10.21	$10.14		$10.14		$10.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.15		0.05	0.08		0.16		0.15

Net realized and unrealized gains (losses)	—		(0.19)	0.08		0.01		0.05

Total from Investment Operations	0.15		(0.14)	0.16		0.17		0.20

LESS DISTRIBUTIONS PAID:

From net investment income	(0.15)		(0.05)	(0.08)		(0.16)		(0.15)

From net realized gains	—		(0.01)	(0.01)		(0.01)		—

Total Distributions Paid	(0.15)		(0.06)	(0.09)		(0.17)		(0.15)

Net Asset Value, End of Year	$10.01		$10.01	$10.21		$10.14		$10.14

Total Return(1)	1.58%		(1.41)%	1.59%		1.61%		2.06%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,379,867		$3,993,867	$4,861,104		$3,737,559		$4,008,207

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.25	%(2)	0.25%	0.25	%(2)	0.25	%(2)	0.25	%(2)

Expenses, before reimbursements and credits	0.28%		0.27%	0.27%		0.27%		0.26%

Net investment income, net of reimbursements and credits	1.48	%(2)	0.48%	0.74	%(2)	1.52	%(2)	1.55	%(2)

Net investment income, before reimbursements and credits	1.45%		0.46%	0.72%		1.50%		1.54%

Portfolio Turnover Rate	43.43%		84.82%	79.08%		70.19%		62.06%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $66,000, $139,000, $175,000 and $81,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND				SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$10.19		$10.96	$10.76		$10.63		$10.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.31		0.21	0.24		0.30		0.35

Net realized and unrealized gains (losses)	(0.53)		(0.72)	0.24		0.16		0.14

Total from Investment Operations	(0.22)		(0.51)	0.48		0.46		0.49

LESS DISTRIBUTIONS PAID:

From net investment income	(0.31)		(0.21)	(0.24)		(0.30)		(0.35)

From net realized gains	—		(0.05)	(0.04)		(0.03)		—

Total Distributions Paid	(0.31)		(0.26)	(0.28)		(0.33)		(0.35)

Net Asset Value, End of Year	$9.66		$10.19	$10.96		$10.76		$10.63

Total Return(1)	(2.10)%		(4.76)%	4.46%		4.33%		4.78%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$788,997		$1,661,137	$2,020,291		$1,639,701		$1,168,191

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45	%(2)	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)

Expenses, before reimbursements and credits	0.50%		0.49%	0.49%		0.49%		0.47%

Net investment income, net of reimbursements and credits	3.15	%(2)	1.93%	2.13	%(2)	2.73	%(2)	3.35	%(2)

Net investment income, before reimbursements and credits	3.10%		1.89%	2.09%		2.69%		3.33%

Portfolio Turnover Rate	19.52%		86.00%	91.58%		122.55%		116.37%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $26,000, $118,000, $183,000 and $84,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2023 and 0.02 percent of average net assets for the fiscal years ended March 31, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   53   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND			SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$10.08	$10.31	$10.10	$10.19	$10.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.21	0.06	0.11	0.24	0.23

Net realized and unrealized gains (losses)	(0.04)	(0.21)	0.23	(0.09)	0.04

Total from Investment Operations	0.17	(0.15)	0.34	0.15	0.27

LESS DISTRIBUTIONS PAID:

From net investment income	(0.22)	(0.06)	(0.11)	(0.24)	(0.23)

From net realized gains	—	(0.02)	(0.02)	—	— (1)

Total Distributions Paid	(0.22)	(0.08)	(0.13)	(0.24)	(0.23)

Net Asset Value, End of Year	$10.03	$10.08	$10.31	$10.10	$10.19

Total Return(2)	1.77%	(1.44)%	3.29%	1.45%	2.75%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,372,561	$3,179,581	$3,690,747	$2,189,187	$2,424,799

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%

Expenses, before reimbursements and credits	0.28%	0.28%	0.28%	0.28%	0.27%

Net investment income, net of reimbursements and credits(3)	2.14%	0.55%	0.94%	2.33%	2.30%

Net investment income, before reimbursements and credits	2.11%	0.52%	0.91%	2.30%	2.28%

Portfolio Turnover Rate	25.09%	76.61%	73.99%	75.95%	59.63%

(1)	Per share amounts were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $118,000, $7,000, $142,000, $43,000 and $44,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ULTRA-SHORT FIXED INCOME FUND	SIEBERT WILLIAMS SHANK

Selected per share data	PERIOD ENDED MARCH 31, 2023(1)

Net Asset Value, Beginning of Period	$9.98

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.15

Net realized and unrealized gains	0.06

Total from Investment Operations	0.21

LESS DISTRIBUTIONS PAID:

From net investment income	(0.16)

Total Distributions Paid	(0.16)

Net Asset Value, End of Period	$10.03

Total Return(2)	2.15%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$30,610

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.25%

Expenses, before reimbursements and credits	0.28%

Net investment income, net of reimbursements and credits(4)	2.94	%(5)

Net investment income, before reimbursements and credits	2.91	%(5)

Portfolio Turnover Rate	25.09%

(1)	For the period from September 13, 2022 (commencement of class operations) through March 31, 2023.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.01 percent of average net assets for the period from September 13, 2022 (commencement of operations) through March 31, 2023. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)

As the Fund commenced operations of Siebert Williams Shank shares on September 13, 2022, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   55   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT FUND				SHARES

Selected per share data	2023		2022	2021		2020		2019

Net Asset Value, Beginning of Year	$9.23		$9.71	$10.17		$9.50		$9.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.19		0.04	0.01		0.14		0.21

Net realized and unrealized gains (losses)	(0.35)		(0.47)	(0.16)		0.68		0.09

Total from Investment Operations	(0.16)		(0.43)	(0.15)		0.82		0.30

LESS DISTRIBUTIONS PAID:

From net investment income	(0.20)		(0.04)	(0.03)		(0.15)		(0.23)

From net realized gains	—		(0.01)	(0.28)		—		—

Total Distributions Paid	(0.20)		(0.05)	(0.31)		(0.15)		(0.23)

Net Asset Value, End of Year	$8.87		$9.23	$9.71		$10.17		$9.50

Total Return(1)	(1.72)%		(4.48)%	(1.58)%		8.66%		3.29%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$48,751		$44,292	$53,343		$39,379		$36,008

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.42	%(2)	0.43%	0.42	%(2)	0.43	%(2)	0.47	%(2)

Expenses, before reimbursements and credits	0.60%		0.61%	0.57%		0.73%		0.93%

Net investment income, net of reimbursements and credits	2.25	%(2)	0.36%	0.11	%(2)	1.43	%(2)	2.33	%(2)

Net investment income (loss), before reimbursements and credits	2.07%		0.18%	(0.04)%		1.13%		1.87%

Portfolio Turnover Rate	344.21%		492.24%	517.52%		854.95%		1,074.68%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $2,000, $4,000 and $4,000, which represent less than 0.01, less than 0.01, less than 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND					SHARES

Selected per share data	2023		2022		2021		2020	2019

Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.02		—	(1)	—	(1)	0.02	0.02

Net realized and unrealized gains (losses)(2)	—		—		—		—	—

Total from Investment Operations	0.02		—		—		0.02	0.02

LESS DISTRIBUTIONS PAID:

From net investment income	(0.02)		—	(3)	—	(3)	(0.02)	(0.02)

Total Distributions Paid	(0.02)		—		—		(0.02)	(0.02)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return(4)	2.26	%(5)	0.01	%(6)(7)	0.03	%(8)	1.70%	1.79%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$18,584,575		$20,213,443		$17,518,409		$16,586,659	$19,213,579

Ratio to average net assets of:

Expenses, net of reimbursements and credits(9)	0.34%		0.09%		0.22%		0.35%	0.35%

Expenses, before reimbursements and credits	0.36%		0.36%		0.36%		0.36%	0.36%

Net investment income, net of reimbursements and credits(9)	2.21%		0.01%		0.03%		1.70%	1.80%

Net investment income (loss), before reimbursements and credits	2.19%		(0.26)%		(0.11)%		1.69%	1.79%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $1,833,000. Total return excluding the voluntary reimbursement would have been 2.25%. See Note 5.

(6)

During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 0.00% and the net investment income ratio and gross investment income ratio would have been 0.00% and -0.27%, respectively.

(7)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $47,814,000. Total return excluding the voluntary reimbursement would have been -0.25%

(8)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $22,397,000. Total return excluding the voluntary reimbursement would have been -0.10%.

(9)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   57   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT SELECT MONEY MARKET FUND					SHARES

Selected per share data	2023		2022		2021		2020	2019

Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.02		—	(1)	—	(1)	0.02	0.02

Net realized and unrealized gains (losses)(2)	—		—		—		—	—

Total from Investment Operations	0.02		—		—		0.02	0.02

LESS DISTRIBUTIONS PAID:

From net investment income	(0.02)		—	(3)	—	(3)	(0.02)	(0.02)

Total Distributions Paid	(0.02)		—		—		(0.02)	(0.02)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return(4)	2.29	%(5)	0.25	%(6)(7)	0.03	%(8)	1.69%	1.79%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$3,509,978		$3,727,339		$3,911,252		$3,602,443	$3,791,180

Ratio to average net assets of:

Expenses, net of reimbursements and credits(9)	0.34%		0.09%		0.23%		0.35%	0.35%

Expenses, before reimbursements and credits	0.36%		0.36%		0.36%		0.37%	0.37%

Net investment income, net of reimbursements and credits(9)	2.24%		0.23%		0.02%		1.69%	1.78%

Net investment income (loss), before reimbursements and credits	2.22%		(0.04)%		(0.11)%		1.67%	1.76%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $338,000. Total return excluding the voluntary reimbursement would have been 2.28%. See Note 5.

(6)

During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 0.00% and the net investment income ratio and gross investment income ratio would have been 0.00% and -0.27%, respectively.

(7)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $9,653,000. Total return excluding the voluntary reimbursement would have been -0.01%.

(8)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $4,729,000. Total return excluding the voluntary reimbursement would have been -0.10%.

(9)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. TREASURY INDEX FUND			SHARES

Selected per share data	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$21.02	$22.31	$23.79	$21.43	$21.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.36	0.31	0.33	0.45	0.43

Net realized and unrealized gains (losses)	(1.35)	(1.10)	(1.48)	2.36	0.40

Total from Investment Operations	(0.99)	(0.79)	(1.15)	2.81	0.83

LESS DISTRIBUTIONS PAID:

From net investment income	(0.36)	(0.31)	(0.33)	(0.45)	(0.43)

From net realized gains	—	(0.19)	—	—	—

Total Distributions Paid	(0.36)	(0.50)	(0.33)	(0.45)	(0.43)

Net Asset Value, End of Year	$19.67	$21.02	$22.31	$23.79	$21.43

Total Return(1)	(4.65)%	(3.65)%	(4.89)%	13.29%	4.03%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$81,145	$87,117	$100,374	$103,045	$84,809

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.16%	0.16%	0.16%	0.16%	0.18%

Expenses, before reimbursements and credits	0.27%	0.27%	0.26%	0.28%	0.32%

Net investment income, net of reimbursements and credits(2)	1.86%	1.38%	1.40%	2.04%	2.08%

Net investment income, before reimbursements and credits	1.75%	1.27%	1.30%	1.92%	1.94%

Portfolio Turnover Rate	28.48%	32.19%	59.23%	50.28%	37.64%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, less than $1,000 and approximately $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021, 2020 and 2019, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   59   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 96.5%

Arizona – 96.5%

Arizona Board of Regents Revenue Bonds, Series A, Green Bonds,

5.00%, 7/1/43	$850	$950

Arizona Board of Regents State University System Revenue Bonds, Series A,

5.00%, 7/1/34	750	767

5.00%, 7/1/35	750	767

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds,

5.00%, 7/1/35	1,000	1,044

5.00%, 7/1/41	1,000	1,036

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B,

5.00%, 7/1/36	495	533

Arizona Board of Regents University System Revenue Refunding Bonds,

5.00%, 6/1/33	1,710	1,825

Arizona Board of Regents University System Revenue Refunding Bonds, Stimulus Plan For Economic,

3.13%, 8/1/39	430	377

Arizona IDA Hospital Revenue Bonds, Phoenix Children’s Hospital,

4.00%, 2/1/50	1,000	941

Arizona IDA Hospital Variable Revenue Refunding Bonds, Phoenix Childrens Hospital, JPMorgan Chase Bank N.A. LOC,

3.05%, 4/3/23(1) (2) (3)	400	400

Arizona State IDA Lease Revenue Bonds, Series A,

3.00%, 9/1/50	1,030	737

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds,

4.00%, 11/1/33	1,175	1,199

Bullhead City Excise TRB,

4.00%, 7/1/52	1,000	952

Bullhead City Excise TRB, Second Series,

2.70%, 7/1/51	2,500	1,758

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.5% continued

Arizona – 96.5% continued

Chandler IDA IDR Bonds, Series 1 (AMT), Intel Corp. Project,

5.00%, 9/1/27(1) (3) (4)	$425	$445

Gilbert Water Resource Municipal Property Corp. Utility System Revenue Bonds,

5.00%, 7/1/28	500	539

5.00%, 7/1/29	750	808

5.00%, 7/1/30	500	537

5.00%, 7/1/31	600	643

Gilbert Water Resource Municipal Property Corp. Utility System Senior Lien Revenue Bonds, Green Bonds,

5.00%, 7/15/36	200	235

Glendale IDA Revenue Refunding Bonds, Midwestern University,

5.00%, 5/15/32	500	572

Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Refunding Bonds (BAM Insured),

3.35%, 1/1/28	810	844

Maricopa County Arizona Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, School Improvement Project,

4.00%, 7/1/39	275	281

Maricopa County Buckeye Elementary School District No. 33 G.O. Unlimited Bonds, Series 2020, School Improvement Bonds Projects of 2015 & 2019 (AGM Insured),

4.00%, 7/1/33	300	322

4.00%, 7/1/36	305	319

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (BAM Insured),

5.00%, 7/1/34	1,100	1,196

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series A, School Improvement Project of 2017,

5.00%, 7/1/31	275	310

5.00%, 7/1/32	250	282

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.5% continued

Arizona – 96.5% continued

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series B, School Improvement Project of 2010,

5.50%, 7/1/29(5)	$485	$488

5.50%, 7/1/30(5)	375	378

Maricopa County Elementary School District No. 33 Buckeye G.O. Unlimited Bonds, Series B, School Improvement Project of 2015 (BAM Insured),

5.00%, 7/1/38	1,000	1,075

Maricopa County Elementary School District No. 8 G.O. Unlimited Bonds, Series B, Osborn School Improvement Project of 2017 (AGM Insured),

5.00%, 7/1/35	625	693

5.00%, 7/1/36	1,175	1,295

Maricopa County Elementary School District No. 92 Pendergast Elementary G.O. Unlimited Bonds, Series B,

5.00%, 7/1/24	250	257

5.00%, 7/1/25	450	473

5.00%, 7/1/26	390	421

Maricopa County IDA Education Revenue Bonds, Legacy Traditional Schools Project,

4.00%, 7/1/51	250	185

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project,

5.00%, 7/1/39	1,285	1,391

5.00%, 7/1/47	1,000	1,060

Maricopa County IDA Hospital Revenue Refunding Bonds, Series A, Honorhealth,

5.00%, 9/1/42	4,000	4,126

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group,

5.00%, 1/1/38	1,250	1,318

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.5% continued

Arizona – 96.5% continued

Maricopa County School District No. 31 Balsz G.O. Unlimited Bonds, Series A, School Improvement Project of 2018 (AGM Insured),

4.00%, 7/1/37	$500	$516

Maricopa County Special Health Care District G.O. Unlimited Bonds,

5.00%, 7/1/35	1,000	1,099

4.00%, 7/1/38	2,500	2,523

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series B, School Improvement Project of 2015,

5.00%, 7/1/28	525	581

5.00%, 7/1/31	500	550

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2015,

5.00%, 7/1/27	1,000	1,110

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds,

5.00%, 7/1/26	400	422

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement,

5.00%, 7/1/37	650	689

Mesa Utility System Revenue Bonds,

3.00%, 7/1/44	500	405

Mesa Utility Systems Revenue Bonds, Series A (BAM Insured),

5.00%, 7/1/46	1,000	1,103

Peoria G.O. Unlimited Bonds, 4.00%, 7/15/23	640	643

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds,

4.00%, 7/1/44	1,000	991

5.00%, 7/1/44	1,545	1,644

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds, Series B,

5.00%, 7/1/34	3,000	3,253

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   61   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.5% continued

Arizona – 96.5% continued

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Bonds,

5.00%, 7/1/45	$1,000	$1,117

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Refunding Bonds, Series A,

4.00%, 7/1/45	1,000	999

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Refunding Bonds, Series B,

5.00%, 7/1/24	500	515

Phoenix Civic Improvement Corp. Junior Lien Airport Revenue Bonds,

3.00%, 7/1/49	1,150	885

Phoenix Civic Improvement Corp. Junior Lien Airport Revenue Bonds, Series B (AMT),

3.25%, 7/1/49	1,330	1,037

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Bonds, Series A,

5.00%, 7/1/44	2,850	3,138

5.00%, 7/1/45	1,000	1,110

Phoenix IDA Healthcare Facilities Revenue Bonds, Mayo Clinic,

4.00%, 11/15/57	1,000	972

Pima County IDA Revenue Refunding Bonds, Tucson Medical Center,

3.00%, 4/1/51	1,000	717

Pima County Sewer System Revenue Bonds,

5.00%, 7/1/25	1,000	1,006

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007,

5.00%, 7/1/24	1,005	1,011

Pima County Unified School District No. 20 G.O. Unlimited Bonds, Vail School Improvement (BAM Insured),

5.00%, 7/1/26	1,000	1,076

Pima County Unified School District No. 6 Marana G.O. Unlimited Bonds, Series A (AGM Insured),

7/1/24(6)	500	514

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.5% continued

Arizona – 96.5% continued

Prescott Valley Pledged Revenue Refunding Bonds, Series A,

5.00%, 1/1/25	$625	$649

Queen Creek Excise Tax & State Shared Revenue Bonds, 4.00%, 8/1/45	1,250	1,246

Queen Creek Excise Tax & State Shared Revenue Bonds, Series B,

5.00%, 8/1/47	2,540	2,551

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds,

5.00%, 1/1/31	1,000	1,118

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A,

5.00%, 12/1/36	1,105	1,152

Scottsdale G.O. Unlimited Bonds, Series C, Projects of 2015,

5.00%, 7/1/24	100	103

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds,

5.00%, 7/1/30	1,675	1,913

Sedona Excise TRB (BAM Insured),

4.00%, 7/1/38	350	360

Vistancia Community Facilities District G.O. Unlimited Refunding Bonds (BAM Insured),

4.00%, 7/15/26	450	471

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical,

3.13%, 8/1/43	2,450	1,979

		74,947

Total Municipal Bonds

(Cost $80,817)		74,947

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

4.61%(7) (8)	2,526,624	$2,527

Total Investment Companies

(Cost $2,527)		2,527

Total Investments – 99.7%

(Cost $83,344)		77,474

Other Assets less Liabilities – 0.3%		204

NET ASSETS – 100.0%		$77,678

(1)	Maturity date represents the puttable date.
(2)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(3)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(4)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(5)	Security has converted to a fixed rate as of July 1, 2015, and is a fixed rate going forward.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2023.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

G.O. - General Obligation

IDA - Industrial Development Authority

IDR - Industrial Development Revenue

LOC - Letter of Credit

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Municipal Bonds	96.5%

Investment Companies	3.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds	$ —	$74,947	$—	$74,947

Investment Companies	2,527	—	—	2,527

Total Investments	$2,527	$74,947	$—	$77,474

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   63   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 0.4%

Auto Floor Plan – 0.0%

Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A

4.06%, 11/15/30	$100	$97

Ford Credit Floorplan Master Owner Trust, Series 2019-4, Class A

2.44%, 9/15/26	400	384

		481

Automobile – 0.2%

Ally Auto Receivables Trust, Series 2022-1, Class A3

3.31%, 11/15/26	100	98

AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C

1.06%, 8/18/26	100	94

BMW Vehicle Owner Trust, Series 2022-A, Class A3

3.21%, 8/25/26	50	49

Capital One Prime Auto Receivables Trust, Series 2021-1, Class A3

0.77%, 9/15/26	100	95

Capital One Prime Auto Receivables Trust, Series 2022-2, Class A3

3.66%, 5/17/27	100	98

Capital One Prime Auto Receivables Trust, Series 2023-1, Class A3

4.87%, 2/15/28	100	101

CarMax Auto Owner Trust, Series 2021-4, Class A3

0.56%, 9/15/26	200	190

CarMax Auto Owner Trust, Series 2022-1, Class A3

1.47%, 12/15/26	100	95

CarMax Auto Owner Trust, Series 2022-2, Class A3

3.49%, 2/16/27	200	196

CarMax Auto Owner Trust, Series 2023-1, Class A3

4.75%, 10/15/27	100	100

Carvana Auto Receivables Trust, Series 2022-P1, Class A3

3.35%, 2/10/27	175	169

Ford Credit Auto Lease Trust, Series 2023-A, Class A3

4.94%, 3/15/26	100	100

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.4% continued

Automobile – 0.2% continued

Ford Credit Auto Owner Trust, Series 2020-C, Class A4

0.51%, 8/15/26	$100	$94

Ford Credit Auto Owner Trust, Series 2020-C, Class B

0.79%, 8/15/26	100	93

Ford Credit Auto Owner Trust, Series 2022-C, Class B

5.03%, 2/15/28	25	25

Ford Credit Auto Owner Trust, Series 2022-C, Class C

5.22%, 3/15/30	25	25

Ford Credit Auto Owner Trust, Series 2023-A, Class A3

4.65%, 2/15/28(1)	100	100

GM Financial Automobile Leasing Trust, Series 2022-2, Class A3

3.42%, 6/20/25	100	98

GM Financial Automobile Leasing Trust, Series 2022-2, Class A4

3.54%, 5/20/26	100	98

GM Financial Automobile Leasing Trust, Series 2023-1, Class A3

5.16%, 4/20/26	50	50

GM Financial Consumer Automobile Receivables Trust, Series 2021-4, Class A3

0.68%, 9/16/26	200	190

Harley-Davidson Motorcycle Trust, Series 2023-A, Class A3

5.05%, 12/15/27	50	50

Honda Auto Receivables Owner Trust, Series 2021-1, Class A4

0.42%, 1/21/28	100	94

Honda Auto Receivables Owner Trust, Series 2021-4, Class A3

0.88%, 1/21/26	200	191

Honda Auto Receivables Owner Trust, Series 2022-2, Class A4

3.76%, 12/18/28	100	98

Honda Auto Receivables Owner Trust, Series 2023-1, Class A3

5.04%, 4/21/27	100	101

Hyundai Auto Receivables Trust, Series 2021-B, Class A4

0.60%, 2/16/27	100	92

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.4% continued

Automobile – 0.2% continued

Hyundai Auto Receivables Trust, Series 2021-C, Class A3

0.74%, 5/15/26	$150	$143

Hyundai Auto Receivables Trust, Series 2022-C, Class A3

5.39%, 6/15/27	100	101

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3

4.51%, 11/15/27	150	150

Nissan Auto Receivables Owner Trust, Series 2022-B, Class A3

4.46%, 5/17/27	100	99

Santander Drive Auto Receivables Trust, Series 2022-3, Class B

4.13%, 8/16/27	50	49

Santander Drive Auto Receivables Trust, Series 2022-3, Class C

4.49%, 8/15/29	50	49

Santander Drive Auto Receivables Trust, Series 2023-1, Class B

4.98%, 2/15/28	150	149

Santander Drive Auto Receivables Trust, Series 2023-1, Class C

5.09%, 5/15/30	100	99

Toyota Auto Receivables Owner Trust, Series 2021-C, Class A4

0.72%, 1/15/27	100	91

Toyota Auto Receivables Owner Trust, Series 2021-D, Class A3

0.71%, 4/15/26	100	95

Toyota Auto Receivables Owner Trust, Series 2022-A, Class A3

1.23%, 6/15/26	100	95

Toyota Auto Receivables Owner Trust, Series 2022-C, Class A3

3.76%, 4/15/27	100	98

Toyota Auto Receivables Owner Trust, Series 2022-C, Class A4

3.77%, 2/15/28	100	97

Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3

1.02%, 6/22/26	100	96

World Omni Auto Receivables Trust, Series 2022-C, Class A3

3.66%, 10/15/27	100	98

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.4% continued

Automobile – 0.2% continued

World Omni Auto Receivables Trust, Series 2022-C, Class A4

3.68%, 9/15/28	$100	$97

World Omni Auto Receivables Trust, Series 2023-A, Class A3

4.83%, 5/15/28	50	50

		4,440

Credit Card – 0.2%

American Express Credit Account Master Trust, Series 2021-1, Class A

0.90%, 11/15/26	225	212

American Express Credit Account Master Trust, Series 2022-2, Class A

3.39%, 5/15/27	200	195

American Express Credit Account Master Trust, Series 2022-3, Class A

3.75%, 8/15/27	200	196

American Express Credit Account Master Trust, Series 2022-4, Class A

4.95%, 10/15/27	200	202

BA Credit Card Trust, Series 2022-A2, Class A2

5.00%, 4/15/28	150	152

Barclays Dryrock Issuance Trust, Series 2021-1, Class A

0.63%, 7/15/27	200	188

Barclays Dryrock Issuance Trust, Series 2022-1, Class A

3.07%, 2/15/28	100	97

Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3

2.06%, 8/15/28	150	139

Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1

0.55%, 7/15/26	150	142

Capital One Multi-Asset Execution Trust, Series 2021-A2, Class A2

1.39%, 7/15/30	150	129

Capital One Multi-Asset Execution Trust, Series 2022-A1, Class A1

2.80%, 3/15/27	200	193

Capital One Multi-Asset Execution Trust, Series 2022-A2, Class A

3.49%, 5/15/27	300	293

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   65   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.4% continued

Credit Card – 0.2% continued

Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A

4.95%, 10/15/27	$150	$152

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3

6.15%, 6/15/39	50	56

Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7

3.96%, 10/13/30	100	97

Discover Card Execution Note Trust, Series 2021-A1, Class A1

0.58%, 9/15/26	150	141

Discover Card Execution Note Trust, Series 2021-A2, Class A2

1.03%, 9/15/28	100	89

Discover Card Execution Note Trust, Series 2022-A2, Class A

3.32%, 5/15/27	150	146

Discover Card Execution Note Trust, Series 2022-A3, Class A3

3.56%, 7/15/27	200	195

Synchrony Card Funding LLC, Series 2022-A1, Class A

3.37%, 4/15/28	100	97

Synchrony Card Funding LLC, Series 2022-A2, Class A

3.86%, 7/15/28	100	98

		3,209

Other – 0.0%

AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A3

2.85%, 3/1/26	46	45

CNH Equipment Trust, Series 2022-B, Class A3

3.89%, 8/16/27	100	98

John Deere Owner Trust, Series 2021-B, Class A4

0.74%, 5/15/28	75	70

John Deere Owner Trust, Series 2023-A, Class A3

5.01%, 11/15/27	125	126

PSNH Funding LLC 3, Series 2018-1, Class A3

3.81%, 2/1/35	100	95

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.4% continued

Other – 0.0% continued

Verizon Master Trust, Series 2021-1, Class A

0.50%, 5/20/27	$200	$190

Verizon Master Trust, Series 2021-2, Class A

0.99%, 4/20/28	150	141

Verizon Master Trust, Series 2022-2, Class A

1.53%, 7/20/28	100	94

		859

Total Asset-Backed Securities

(Cost $9,304)		8,989

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.1%

Non Agency – 1.1%

Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2016-UB10, Class A4

3.17%, 7/15/49	300	280

BANK, Series 2017-BNK7, Class A5

3.44%, 9/15/60	250	232

BANK, Series 2017-BNK9, Class A4

3.54%, 11/15/54	250	232

BANK, Series 2018-BN10, Class A5

3.69%, 2/15/61	100	93

BANK, Series 2018-BN11, Class A3

4.05%, 3/15/61	200	190

BANK, Series 2018-BN12, Class A4

4.26%, 5/15/61	300	287

BANK, Series 2018-BN13, Class A5

4.22%, 8/15/61	100	95

BANK, Series 2018-BN14, Class A4

4.23%, 9/15/60	200	190

BANK, Series 2018-BN15, Class A4

4.41%, 11/15/61	300	289

BANK, Series 2019-BN18, Class A3

3.33%, 5/15/62	200	179

BANK, Series 2019-BN19, Class A3

3.18%, 8/15/61	300	266

BANK, Series 2020-BN26, Class A4

2.40%, 3/15/63	400	336

BANK, Series 2020-BN28, Class A4

1.84%, 3/15/63	500	399

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1% continued

Non Agency – 1.1% continued

BANK, Series 2021-BN31, Class A4

2.04%, 2/15/54	$200	$160

Barclays Commercial Mortgage Trust, Series 2019-C3, Class A4

3.58%, 5/15/52	200	183

BBCMS Mortgage Trust, Series 2018-C2, Class A5

4.31%, 12/15/51	150	143

BBCMS Mortgage Trust, Series 2020-C6, Class A4

2.64%, 2/15/53	200	171

Benchmark Mortgage Trust, Series 2018-B2, Class A5

3.88%, 2/15/51	150	141

Benchmark Mortgage Trust, Series 2018-B3, Class A5

4.03%, 4/10/51	100	94

Benchmark Mortgage Trust, Series 2018-B5, Class A4

4.21%, 7/15/51	200	189

Benchmark Mortgage Trust, Series 2018-B8, Class A5

4.23%, 1/15/52	100	95

Benchmark Mortgage Trust, Series 2019-B12, Class A5

3.12%, 8/15/52	125	110

Benchmark Mortgage Trust, Series 2020-B16, Class A5

2.73%, 2/15/53	200	171

Benchmark Mortgage Trust, Series 2020-B18, Class A5

1.93%, 7/15/53	500	400

Benchmark Mortgage Trust, Series 2020-B19, Class A5

1.85%, 9/15/53	500	398

Benchmark Mortgage Trust, Series 2020-IG1, Class A3

2.69%, 9/15/43	100	84

Benchmark Mortgage Trust, Series 2021-B23, Class A5

2.07%, 2/15/54	200	159

CD Mortgage Trust, Series 2017-CD4, Class A4

3.51%, 5/10/50	250	233

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1% continued

Non Agency – 1.1% continued

CD Mortgage Trust, Series 2017-CD5, Class A4

3.43%, 8/15/50	$250	$231

CD Mortgage Trust, Series 2017-CD6, Class A5

3.46%, 11/13/50	200	184

CD Mortgage Trust, Series 2018-CD7, Class A4

4.28%, 8/15/51	200	190

CD Mortgage Trust, Series 2019-CD8, Class A4

2.91%, 8/15/57	150	131

CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3

3.87%, 1/10/48	300	287

CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4

3.28%, 5/10/58	250	235

CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4

3.46%, 8/15/50	250	231

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS

4.65%, 9/10/46	100	97

Citigroup Commercial Mortgage Trust, Series 2015-GC27,Class A5

3.14%, 2/10/48	200	192

Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5

3.72%, 9/15/48	200	192

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4

3.21%, 5/10/49	250	234

Citigroup Commercial Mortgage Trust, Series 2016-C3, Class A4

3.15%, 11/15/49	150	139

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5

3.62%, 2/10/49	300	285

Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4

3.31%, 4/10/49	250	236

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4

3.33%, 4/15/49	250	235

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   67   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1% continued

Non Agency – 1.1% continued

Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A4

3.47%, 9/15/50	$250	$232

Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4

4.01%, 3/10/51	100	94

Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4

4.23%, 6/10/51	200	191

Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A4

4.41%, 11/10/51	200	192

Commercial Mortgage Trust, Series 2014-UBS6, Class A5

3.64%, 12/10/47	250	241

Commercial Mortgage Trust, Series 2015-CR24, Class A5

3.70%, 8/10/48	500	479

Commercial Mortgage Trust, Series 2015-DC1, Class A5

3.35%, 2/10/48	200	191

Commercial Mortgage Trust, Series 2015-LC19, Class A4

3.18%, 2/10/48	500	478

Commercial Mortgage Trust, Series 2015-PC1, Class A5

3.90%, 7/10/50	200	193

Commercial Mortgage Trust, Series 2018-COR3, Class A3

4.23%, 5/10/51	200	190

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4

3.51%, 4/15/50	225	215

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4

3.72%, 8/15/48	500	480

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5

3.09%, 1/15/49	100	93

CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5

3.50%, 11/15/49	200	188

CSAIL Commercial Mortgage Trust, Series 2018-C14, Class A4

4.42%, 11/15/51	300	287

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1% continued

Non Agency – 1.1% continued

CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5

4.03%, 4/15/51	$100	$94

DBJPM Mortgage Trust, Series 2017-C6, Class A5

3.33%, 6/10/50	250	231

DBJPM Mortgage Trust, Series 2020-C9, Class A5

1.93%, 8/15/53	100	80

GS Mortgage Securities Trust, Series 2014-GC26, Class A5

3.63%, 11/10/47	250	241

GS Mortgage Securities Trust, Series 2016-GS3, Class A4

2.85%, 10/10/49	200	184

GS Mortgage Securities Trust, Series 2017-GS7, Class A4

3.43%, 8/10/50	250	231

GS Mortgage Securities Trust, Series 2017-GS8, Class A4

3.47%, 11/10/50	200	185

GS Mortgage Securities Trust, Series 2018-GS9, Class A4

3.99%, 3/10/51	150	141

GS Mortgage Securities Trust, Series 2019-GC40, Class A4

3.16%, 7/10/52	150	134

GS Mortgage Securities Trust, Series 2020-GC45, Class A5

2.91%, 2/13/53	300	259

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C4, Class A3

3.14%, 12/15/49	150	139

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5

2.87%, 8/15/49	200	184

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS

3.14%, 8/15/49	100	89

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5

3.69%, 3/15/50	300	282

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1% continued

Non Agency – 1.1% continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5

3.45%, 9/15/50	$100	$92

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4

3.39%, 6/13/52	200	180

JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5

3.82%, 7/15/48	200	191

JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4

3.14%, 6/15/49	100	94

JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5

3.41%, 10/15/50	200	185

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5

3.53%, 10/15/48	100	95

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4

3.33%, 5/15/49	250	235

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5

2.86%, 9/15/49	100	92

Morgan Stanley Capital I Trust, Series 2018-H3, Class A5

4.18%, 7/15/51	150	142

Morgan Stanley Capital I Trust, Series 2018-H4, Class A4

4.31%, 12/15/51	100	95

Morgan Stanley Capital I Trust, Series 2018-L1, Class A4

4.41%, 10/15/51	200	191

Morgan Stanley Capital I Trust, Series 2019-H7, Class A4

3.26%, 7/15/52	250	223

Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4

2.04%, 7/15/53	500	403

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1% continued

Non Agency – 1.1% continued

Morgan Stanley Capital I Trust, Series 2020-L4, Class A3

2.70%, 2/15/53	$200	$170

Morgan Stanley Capital I, Series 2017-HR2, Class A4

3.59%, 12/15/50	200	185

UBS Commercial Mortgage Trust, Series 2017-C1,Class A4

3.46%, 6/15/50	250	232

UBS Commercial Mortgage Trust, Series 2017-C2, Class A4

3.49%, 8/15/50	250	231

UBS Commercial Mortgage Trust, Series 2017-C3, Class A4

3.43%, 8/15/50	175	161

UBS Commercial Mortgage Trust, Series 2017-C6, Class A5

3.58%, 12/15/50	100	93

UBS Commercial Mortgage Trust, Series 2017-C7, Class A4

3.68%, 12/15/50	150	139

UBS Commercial Mortgage Trust, Series 2018-C10, Class A4

4.31%, 5/15/51	200	191

UBS Commercial Mortgage Trust, Series 2018-C11, Class A5

4.24%, 6/15/51	150	142

UBS Commercial Mortgage Trust, Series 2018-C13, Class A4

4.33%, 10/15/51	200	190

UBS Commercial Mortgage Trust, Series 2018-C14, Class A4

4.45%, 12/15/51	100	96

UBS Commercial Mortgage Trust, Series 2018-C8, Class A4

3.98%, 2/15/51	150	140

UBS Commercial Mortgage Trust, Series 2018-C9, Class A4

4.12%, 3/15/51	100	95

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4

3.17%, 2/15/48	100	95

Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4

3.66%, 9/15/58	250	242

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   69   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1% continued

Non Agency – 1.1% continued

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5

3.18%, 4/15/50	$200	$191

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5

3.77%, 7/15/58	300	288

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4

3.72%, 12/15/48	350	335

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4

3.56%, 1/15/59	200	189

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4

3.43%, 3/15/59	250	236

Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A4

2.93%, 7/15/48	100	92

Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4

3.07%, 11/15/59	250	229

Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4

2.94%, 10/15/49	200	184

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4

2.92%, 11/15/49	150	138

Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5

3.42%, 9/15/50	250	231

Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4

3.58%, 10/15/50	100	93

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A4

3.59%, 12/15/50	100	92

Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4

4.01%, 3/15/51	150	142

Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class A5

4.30%, 1/15/52	100	95

Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class A5

3.73%, 5/15/52	200	183

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1% continued

Non Agency – 1.1% continued

Wells Fargo Commercial Mortgage Trust, Series 2020-C55, Class A5

2.73%, 2/15/53	$100	$85

Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5

2.45%, 6/15/53	500	417

WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5

3.63%, 11/15/47	250	241

		23,197

Total Commercial Mortgage-Backed Securities

(Cost $25,670)		23,197

CORPORATE BONDS – 20.5%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc.,

4.75%, 3/30/30	300	295

Omnicom Group, Inc./Omnicom Capital, Inc.,

3.60%, 4/15/26	525	509

		804

Aerospace & Defense – 0.5%

Boeing (The) Co.,

2.85%, 10/30/24	110	106

4.88%, 5/1/25	240	240

2.20%, 2/4/26	329	305

2.70%, 2/1/27	219	202

3.25%, 2/1/28	66	61

3.25%, 3/1/28	55	51

3.20%, 3/1/29	159	145

2.95%, 2/1/30	250	221

5.15%, 5/1/30	43	43

6.13%, 2/15/33	135	144

6.63%, 2/15/38	100	109

5.81%, 5/1/50	1,060	1,067

General Dynamics Corp.,

2.63%, 11/15/27	104	96

3.75%, 5/15/28	246	240

4.25%, 4/1/40	100	94

2.85%, 6/1/41	160	125

L3Harris Technologies, Inc.,

4.40%, 6/15/28	449	440

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Aerospace & Defense – 0.5% continued

Lockheed Martin Corp.,

3.55%, 1/15/26	$298	$295

5.25%, 1/15/33	1,500	1,602

3.60%, 3/1/35	135	126

4.07%, 12/15/42	168	154

3.80%, 3/1/45	230	199

4.09%, 9/15/52	20	18

Northrop Grumman Corp.,

3.25%, 1/15/28	500	475

5.05%, 11/15/40	250	249

4.75%, 6/1/43	250	241

3.85%, 4/15/45	8	7

4.03%, 10/15/47	52	45

Precision Castparts Corp.,

3.90%, 1/15/43	100	88

4.38%, 6/15/45	350	323

Raytheon Technologies Corp.,

4.13%, 11/16/28	1,111	1,095

1.90%, 9/1/31	71	58

2.38%, 3/15/32	68	57

4.70%, 12/15/41	100	96

4.50%, 6/1/42	450	426

4.80%, 12/15/43	1,000	952

3.75%, 11/1/46	750	620

		10,815

Apparel & Textile Products – 0.1%

NIKE, Inc.,

2.85%, 3/27/30	1,250	1,149

3.25%, 3/27/40	75	63

		1,212

Asset Management – 0.2%

Ameriprise Financial, Inc.,

3.70%, 10/15/24	500	489

3.00%, 4/2/25	250	240

2.88%, 9/15/26	435	406

Ares Capital Corp.,

3.88%, 1/15/26	620	572

BlackRock, Inc.,

1.90%, 1/28/31	720	598

Charles Schwab (The) Corp.,

3.63%, 4/1/25	250	240

3.45%, 2/13/26	280	265

3.20%, 3/2/27	500	461

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Asset Management – 0.2% continued

Franklin Resources, Inc.,

2.95%, 8/12/51	$270	$175

Owl Rock Capital Corp.,

3.75%, 7/22/25	300	274

		3,720

Automotive – 0.3%

American Honda Finance Corp.,

2.40%, 6/27/24	80	78

Aptiv PLC/Aptiv Corp.,

4.15%, 5/1/52	500	392

BorgWarner, Inc.,

4.38%, 3/15/45	170	137

General Motors Co.,

6.80%, 10/1/27	118	125

5.00%, 10/1/28	227	224

5.60%, 10/15/32	183	179

6.25%, 10/2/43	350	336

6.75%, 4/1/46	145	147

5.40%, 4/1/48	267	229

General Motors Financial Co., Inc.,

2.70%, 8/20/27	658	589

2.40%, 4/10/28	119	104

2.40%, 10/15/28	254	217

5.65%, 1/17/29	84	85

4.30%, 4/6/29	82	76

3.60%, 6/21/30	99	87

2.35%, 1/8/31	33	26

3.10%, 1/12/32	33	27

Lear Corp.,

3.55%, 1/15/52	200	131

Toyota Motor Credit Corp.,

0.80%, 10/16/25	750	684

3.05%, 3/22/27	1,500	1,423

4.70%, 1/12/33	700	712

		6,008

Banking – 2.8%

Bank of America Corp.,

4.00%, 1/22/25	1,503	1,468

(Variable, ICE LIBOR USD 3M + 0.97%), 3.46%, 3/15/25 (2)	28	27

3.95%, 4/21/25	1,375	1,330

(Variable, ICE LIBOR USD 3M + 0.87%), 2.46%, 10/22/25 (2)	21	20

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   71   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Banking – 2.8% continued

(Variable, U.S. SOFR + 0.65%), 1.53%, 12/6/25 (2)	$405	$379

(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 1/23/26 (2)	1,000	962

(Variable, ICE LIBOR USD 3M + 0.64%), 2.02%, 2/13/26 (2)	760	712

4.45%, 3/3/26	500	488

3.50%, 4/19/26	76	73

4.25%, 10/22/26	47	46

(Variable, U.S. SOFR + 1.01%), 1.20%, 10/24/26 (2)	2,000	1,796

(Variable, U.S. SOFR + 0.91%), 1.66%, 3/11/27 (2)	72	65

(Variable, U.S. SOFR + 0.96%), 1.73%, 7/22/27 (2)	1,208	1,083

4.18%, 11/25/27	146	141

(Variable, U.S. SOFR + 1.05%), 2.55%, 2/4/28 (2)	18	16

(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 4/24/28 (2)	106	100

(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28 (2)	983	913

(Variable, ICE LIBOR USD 3M + 1.07%), 3.97%, 3/5/29 (2)	7	7

(Variable, U.S. SOFR + 1.06%), 2.09%, 6/14/29 (2)	129	111

(Variable, ICE LIBOR USD 3M + 1.21%), 3.97%, 2/7/30 (2)	199	186

(Variable, ICE LIBOR USD 3M + 1.18%), 3.19%, 7/23/30 (2)	132	117

(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 2/13/31 (2)	500	423

(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (2)	52	44

(Variable, U.S. SOFR + 1.53%), 1.90%, 7/23/31 (2)	336	269

(Variable, U.S. SOFR + 1.32%), 2.69%, 4/22/32 (2)	380	317

(Variable, U.S. SOFR + 1.33%), 2.97%, 2/4/33 (2)	336	283

(Variable, U.S. SOFR + 2.16%), 5.02%, 7/22/33 (2)	1,828	1,808

6.11%, 1/29/37	150	158

(Variable, U.S. SOFR + 1.93%), 2.68%, 6/19/41 (2)	390	276

(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 1/23/49 (2)	790	640

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Banking – 2.8% continued

(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 3/15/50 (2)	$755	$647

(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 3/20/51 (2)	810	664

Bank of America N.A.,

6.00%, 10/15/36	250	270

Citigroup, Inc.,

3.75%, 6/16/24	382	375

3.88%, 3/26/25	1,730	1,675

(Variable, CME Term SOFR 3M + 1.16%), 3.35%, 4/24/25 (2)	31	30

4.40%, 6/10/25	105	102

5.50%, 9/13/25	126	126

(Variable, U.S. SOFR + 0.53%), 1.28%, 11/3/25 (2)	49	46

(Variable, U.S. SOFR + 0.69%), 2.01%, 1/25/26 (2)	1,464	1,378

4.60%, 3/9/26	205	201

(Variable, U.S. SOFR + 1.53%), 3.29%, 3/17/26 (2)	17	16

(Variable, U.S. SOFR + 2.84%), 3.11%, 4/8/26 (2)	884	845

(Variable, U.S. SOFR + 1.55%), 5.61%, 9/29/26 (2)	722	727

3.20%, 10/21/26	719	678

4.30%, 11/20/26	505	488

(Variable, U.S. SOFR + 0.77%), 1.46%, 6/9/27 (2)	28	25

4.45%, 9/29/27	328	318

(Variable, U.S. SOFR + 1.28%), 3.07%, 2/24/28 (2)	88	82

(Variable, CME Term SOFR 3M + 1.65%), 3.67%, 7/24/28 (2)	28	27

(Variable, U.S. SOFR + 3.91%), 4.41%, 3/31/31 (2)	1,950	1,852

(Variable, U.S. SOFR + 1.17%), 2.56%, 5/1/32 (2)	1,000	830

6.63%, 6/15/32	100	107

5.88%, 2/22/33	350	358

6.13%, 8/25/36	125	129

8.13%, 7/15/39	332	428

(Variable, U.S. SOFR + 4.55%), 5.32%, 3/26/41 (2)	180	178

5.88%, 1/30/42	30	32

(Variable, U.S. SOFR + 1.38%), 2.90%, 11/3/42 (2)	168	120

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Banking – 2.8% continued

Citizens Bank N.A.,

(Variable, U.S. SOFR + 2.00%), 4.58%, 8/9/28 (2)	$500	$454

Discover Bank,

2.70%, 2/6/30	250	203

Fifth Third Bancorp,

8.25%, 3/1/38	275	310

HSBC Bank U.S.A. N.A.,

7.00%, 1/15/39	350	383

HSBC U.S.A., Inc.,

3.50%, 6/23/24	1,000	974

Huntington Bancshares, Inc.,

(Variable, U.S. SOFR + 1.97%), 4.44%, 8/4/28 (2)	500	459

JPMorgan Chase & Co.,

3.88%, 9/10/24	1,126	1,107

3.90%, 7/15/25	128	126

7.75%, 7/15/25	54	57

(Variable, U.S. SOFR + 1.07%), 5.55%, 12/15/25 (2)	330	332

(Variable, CME Term SOFR 3M + 1.59%), 2.01%, 3/13/26 (2)	40	38

3.30%, 4/1/26	111	107

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (2)	2,024	1,894

3.20%, 6/15/26	285	273

2.95%, 10/1/26	59	56

(Variable, CME Term SOFR 3M + 0.70%), 1.04%, 2/4/27 (2)	121	108

(Variable, U.S. SOFR + 0.89%), 1.58%, 4/22/27 (2)	297	267

8.00%, 4/29/27	658	745

(Variable, U.S. SOFR + 0.77%), 1.47%, 9/22/27 (2)	1,310	1,155

4.25%, 10/1/27	299	294

3.63%, 12/1/27	1,292	1,235

(Variable, ICE LIBOR USD 3M + 1.34%), 3.78%, 2/1/28 (2)	500	478

(Variable, U.S. SOFR + 1.17%), 2.95%, 2/24/28 (2)	204	189

(Variable, U.S. SOFR + 1.56%), 4.32%, 4/26/28 (2)	176	172

(Variable, U.S. SOFR + 1.99%), 4.85%, 7/25/28 (2)	51	51

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Banking – 2.8% continued

(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 1/23/29 (2)	$310	$290

(Variable, ICE LIBOR USD 3M + 1.12%), 4.01%, 4/23/29 (2)	34	33

(Variable, U.S. SOFR + 1.02%), 2.07%, 6/1/29 (2)	719	624

(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/5/29 (2)	41	40

(Variable, U.S. SOFR + 2.52%), 2.96%, 5/13/31 (2)	545	471

(Variable, U.S. SOFR + 2.58%), 5.72%, 9/14/33 (2)	700	717

(Variable, ICE LIBOR USD 3M + 1.36%), 3.88%, 7/24/38 (2)	359	316

(Variable, U.S. SOFR + 2.46%), 3.11%, 4/22/41 (2)	100	76

5.60%, 7/15/41	405	421

(Variable, U.S. SOFR + 1.51%), 2.53%, 11/19/41 (2)	785	542

5.63%, 8/16/43	150	155

(Variable, ICE LIBOR USD 3M + 1.58%), 4.26%, 2/22/48 (2)	114	99

(Variable, ICE LIBOR USD 3M + 1.46%), 4.03%, 7/24/48 (2)	85	71

(Variable, ICE LIBOR USD 3M + 1.38%), 3.96%, 11/15/48 (2)	400	331

(Variable, U.S. SOFR + 2.44%), 3.11%, 4/22/51 (2)	1,500	1,062

KeyBank N.A.,

4.15%, 8/8/25	250	236

5.00%, 1/26/33	500	465

PNC Financial Services Group (The), Inc.,

3.15%, 5/19/27	455	425

2.55%, 1/22/30	545	465

(Variable, U.S. SOFR + 1.93%), 5.07%, 1/24/34 (2)	500	493

Regions Financial Corp.,

2.25%, 5/18/25	500	460

Synchrony Bank,

5.40%, 8/22/25	293	275

Truist Bank,

3.63%, 9/16/25	128	122

4.05%, 11/3/25	600	578

3.30%, 5/15/26	122	112

3.80%, 10/30/26	543	503

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   73   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Banking – 2.8% continued

Truist Financial Corp.,

2.85%, 10/26/24	$131	$125

3.70%, 6/5/25	213	203

(Variable, U.S. SOFR + 0.61%), 1.27%, 3/2/27 (2)	85	75

1.13%, 8/3/27	221	187

(Variable, U.S. SOFR + 1.44%), 4.87%, 1/26/29 (2)	500	488

(Variable, U.S. SOFR + 0.86%), 1.89%, 6/7/29 (2)	57	48

U.S. Bancorp,

3.60%, 9/11/24	350	339

2.38%, 7/22/26	133	122

(Variable, U.S. SOFR + 0.73%), 2.22%, 1/27/28 (2)	322	289

3.90%, 4/26/28	402	384

1.38%, 7/22/30	143	112

(Variable, U.S. SOFR + 1.60%), 4.84%, 2/1/34 (2)	500	485

U.S. Bank N.A.,

2.80%, 1/27/25	250	239

Wells Fargo & Co.,

3.00%, 2/19/25	452	435

3.00%, 4/22/26	832	786

(Variable, U.S. SOFR + 1.32%), 3.91%, 4/25/26 (2)	736	714

(Variable, U.S. SOFR + 2.00%), 2.19%, 4/30/26 (2)	119	112

(Variable, U.S. SOFR + 1.56%), 4.54%, 8/15/26 (2)	2,000	1,963

3.00%, 10/23/26	542	507

(Variable, ICE LIBOR USD 3M + 1.17%), 3.20%, 6/17/27 (2)	15	14

4.30%, 7/22/27	110	107

(Variable, U.S. SOFR + 1.51%), 3.53%, 3/24/28 (2)	275	259

(Variable, ICE LIBOR USD 3M + 1.31%), 3.58%, 5/22/28 (2)	585	551

(Variable, U.S. SOFR + 2.10%), 2.39%, 6/2/28 (2)	833	750

(Variable, U.S. SOFR + 4.50%), 5.01%, 4/4/51 (2)	1,500	1,411

(Variable, U.S. SOFR + 2.13%), 4.61%, 4/25/53 (2)	1,000	887

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Banking – 2.8% continued

Wells Fargo Bank N.A.,

5.85%, 2/1/37	$500	$522

6.60%, 1/15/38	50	56

		60,031

Beverages – 0.3%

Brown-Forman Corp.,

4.50%, 7/15/45	200	185

Coca-Cola (The) Co.,

3.38%, 3/25/27	133	131

1.50%, 3/5/28	81	72

2.13%, 9/6/29	243	218

1.65%, 6/1/30	179	151

2.00%, 3/5/31	1,204	1,031

3.00%, 3/5/51	1,000	779

Constellation Brands, Inc.,

4.65%, 11/15/28	44	44

3.15%, 8/1/29	334	305

2.88%, 5/1/30	256	225

2.25%, 8/1/31	284	233

5.25%, 11/15/48	167	161

Keurig Dr. Pepper, Inc.,

2.55%, 9/15/26	185	172

4.42%, 12/15/46	450	393

Molson Coors Beverage Co.,

3.00%, 7/15/26	170	161

5.00%, 5/1/42	275	260

4.20%, 7/15/46	300	245

PepsiCo, Inc.,

2.75%, 4/30/25	380	368

2.63%, 7/29/29	120	110

2.75%, 3/19/30	483	442

1.63%, 5/1/30	77	65

1.95%, 10/21/31	500	422

		6,173

Biotechnology & Pharmaceuticals – 1.2%

AbbVie, Inc.,

3.80%, 3/15/25	1,413	1,390

3.60%, 5/14/25	155	152

3.20%, 5/14/26	56	54

2.95%, 11/21/26	663	631

4.25%, 11/14/28	271	269

3.20%, 11/21/29	467	433

4.25%, 11/21/49	800	706

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Biotechnology & Pharmaceuticals – 1.2% continued

Amgen, Inc.,

2.45%, 2/21/30	$250	$218

2.00%, 1/15/32	1,000	814

5.15%, 11/15/41	126	122

5.65%, 3/2/53	1,200	1,249

2.77%, 9/1/53	1,876	1,199

Baxalta, Inc.,

4.00%, 6/23/25	225	220

Biogen, Inc.,

4.05%, 9/15/25	55	54

2.25%, 5/1/30	40	34

3.15%, 5/1/50	25	17

3.25%, 2/15/51	87	62

Bristol-Myers Squibb Co.,

3.20%, 6/15/26	132	128

3.90%, 2/20/28	726	712

3.40%, 7/26/29	286	272

4.35%, 11/15/47	1,083	1,007

4.25%, 10/26/49	462	419

3.70%, 3/15/52	538	449

Gilead Sciences, Inc.,

3.65%, 3/1/26	2,000	1,958

1.20%, 10/1/27	250	218

1.65%, 10/1/30	100	82

4.80%, 4/1/44	185	179

4.50%, 2/1/45	150	140

4.75%, 3/1/46	168	162

4.15%, 3/1/47	60	53

2.80%, 10/1/50	42	29

Johnson & Johnson,

0.55%, 9/1/25	1,467	1,349

2.45%, 3/1/26	361	347

0.95%, 9/1/27	1,000	885

2.90%, 1/15/28	1,139	1,091

4.38%, 12/5/33	332	341

3.55%, 3/1/36	519	481

5.95%, 8/15/37	32	37

3.70%, 3/1/46	770	690

Merck & Co., Inc.,

2.75%, 2/10/25	186	182

1.70%, 6/10/27	263	239

1.90%, 12/10/28	279	247

3.40%, 3/7/29	389	374

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Biotechnology & Pharmaceuticals – 1.2% continued

2.15%, 12/10/31	$688	$582

3.60%, 9/15/42	25	22

3.70%, 2/10/45	60	52

2.45%, 6/24/50	1,000	674

Mylan, Inc.,

4.55%, 4/15/28	171	164

5.40%, 11/29/43	585	488

Pfizer, Inc.,

3.40%, 5/15/24	126	124

3.45%, 3/15/29	24	23

2.63%, 4/1/30	1,000	903

7.20%, 3/15/39	311	392

5.60%, 9/15/40	194	210

4.13%, 12/15/46	519	477

Pharmacia LLC,

6.60%, 12/1/28	125	140

Royalty Pharma PLC,

3.55%, 9/2/50	500	345

Sanofi,

3.63%, 6/19/28	250	244

Shire Acquisitions Investments Ireland DAC,

3.20%, 9/23/26	225	214

Utah Acquisition Sub, Inc.,

3.95%, 6/15/26	114	109

Wyeth LLC,

5.95%, 4/1/37	725	814

Zoetis, Inc.,

3.95%, 9/12/47	450	376

4.45%, 8/20/48	40	36

		26,084

Cable & Satellite – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital,

3.75%, 2/15/28	1,451	1,347

2.25%, 1/15/29	484	404

2.80%, 4/1/31	1,500	1,207

5.75%, 4/1/48	520	449

4.80%, 3/1/50	980	747

3.90%, 6/1/52	1,000	661

Comcast Corp.,

2.65%, 2/1/30	2,003	1,784

3.40%, 4/1/30	1,370	1,281

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   75   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Cable & Satellite – 0.5% continued

4.25%, 1/15/33	$775	$755

7.05%, 3/15/33	140	166

2.89%, 11/1/51	1,544	1,054

2.99%, 11/1/63	500	324

TCI Communications, Inc.,

7.88%, 2/15/26	755	823

Time Warner Cable LLC,

6.55%, 5/1/37	68	67

7.30%, 7/1/38	705	732

6.75%, 6/15/39	130	128

		11,929

Chemicals – 0.3%

Dow Chemical (The) Co.,

7.38%, 11/1/29	46	53

4.25%, 10/1/34	470	437

9.40%, 5/15/39	174	234

5.25%, 11/15/41	400	388

DuPont de Nemours, Inc.,

5.32%, 11/15/38	208	209

5.42%, 11/15/48	1,000	1,001

Eastman Chemical Co.,

4.80%, 9/1/42	200	178

4.65%, 10/15/44	100	87

Ecolab, Inc.,

2.70%, 11/1/26	70	66

2.75%, 8/18/55	500	320

International Flavors & Fragrances, Inc.,

5.00%, 9/26/48	67	57

Lubrizol (The) Corp.,

6.50%, 10/1/34	50	60

LYB International Finance B.V.,

4.00%, 7/15/23	105	104

5.25%, 7/15/43	565	518

LYB International Finance III LLC,

4.20%, 5/1/50	35	27

Mosaic (The) Co.,

5.45%, 11/15/33	250	251

4.88%, 11/15/41	100	90

RPM International, Inc.,

3.75%, 3/15/27	100	95

Sherwin-Williams (The) Co.,

3.45%, 6/1/27	205	196

2.95%, 8/15/29	167	150

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Chemicals – 0.3% continued

2.30%, 5/15/30	$153	$130

2.20%, 3/15/32	475	383

4.55%, 8/1/45	30	27

Westlake Corp.,

3.60%, 8/15/26	701	670

3.38%, 6/15/30	249	220

		5,951

Commercial Support Services – 0.0%

Republic Services, Inc.,

3.38%, 11/15/27	296	283

3.95%, 5/15/28	432	420

2.30%, 3/1/30	118	102

		805

Construction Materials – 0.1%

Carlisle Cos., Inc.,

2.75%, 3/1/30	500	426

Martin Marietta Materials, Inc.,

3.45%, 6/1/27	500	474

Owens Corning,

3.40%, 8/15/26	400	382

3.88%, 6/1/30	500	463

		1,745

Consumer Services – 0.1%

California Institute of Technology,

4.70%, 11/1/11 (3)	110	100

Duke University,

2.68%, 10/1/44	200	152

Emory University,

2.97%, 9/1/50	500	361

Johns Hopkins University,

4.08%, 7/1/53	100	90

Massachusetts Institute of Technology,

5.60%, 7/1/11 (3)	190	212

4.68%, 7/1/14 (4)	15	14

3.89%, 7/1/16 (5)	300	236

Northwestern University,

4.64%, 12/1/44	50	49

President and Fellows of Harvard College,

2.52%, 10/15/50	1,000	685

Trustees of the University of Pennsylvania (The),

4.67%, 9/1/12 (6)	100	92

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   76   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Consumer Services – 0.1% continued

University of Southern California,

2.81%, 10/1/50	$500	$351

		2,342

Containers & Packaging – 0.1%

International Paper Co.,

6.00%, 11/15/41	480	500

Packaging Corp. of America,

3.65%, 9/15/24	250	246

WestRock MWV LLC,

7.95%, 2/15/31	100	115

WRKCo, Inc.,

4.90%, 3/15/29	350	344

		1,205

Diversified Industrials – 0.2%

3M Co.,

2.00%, 2/14/25	100	95

2.25%, 9/19/26	165	152

3.05%, 4/15/30	2,000	1,829

Dover Corp.,

2.95%, 11/4/29	10	9

GE Capital Funding LLC,

4.55%, 5/15/32	40	39

Honeywell International, Inc.,

2.50%, 11/1/26	461	438

1.10%, 3/1/27	182	163

2.70%, 8/15/29	137	126

3.81%, 11/21/47	125	109

Illinois Tool Works, Inc.,

3.90%, 9/1/42	700	630

Parker-Hannifin Corp.,

3.30%, 11/21/24	500	486

3.25%, 6/14/29	500	460

4.20%, 11/21/34	200	190

4.45%, 11/21/44	500	464

		5,190

E-Commerce Discretionary – 0.2%

Amazon.com, Inc.,

2.80%, 8/22/24	320	313

5.20%, 12/3/25	103	105

1.20%, 6/3/27	544	483

1.65%, 5/12/28	533	473

3.88%, 8/22/37	150	139

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

E-Commerce Discretionary – 0.2% continued

2.88%, 5/12/41	$1,199	$944

4.95%, 12/5/44	156	161

3.10%, 5/12/51	1,000	757

4.25%, 8/22/57	500	455

eBay, Inc.,

1.40%, 5/10/26	24	22

2.70%, 3/11/30	373	327

2.60%, 5/10/31	167	142

4.00%, 7/15/42	235	193

		4,514

Electric & Gas Marketing & Trading – 0.1%

Consolidated Edison Co. of New York, Inc.,

5.30%, 3/1/35	150	152

5.85%, 3/15/36	100	105

6.75%, 4/1/38	100	116

5.50%, 12/1/39	85	86

3.95%, 3/1/43	120	101

4.45%, 3/15/44	100	90

3.85%, 6/15/46	100	80

6.15%, 11/15/52	500	564

Evergy Metro, Inc.,

5.30%, 10/1/41	50	49

Southern Power Co.,

5.25%, 7/15/43	60	56

		1,399

Electric Utilities – 1.9%

AEP Transmission Co. LLC,

4.00%, 12/1/46	200	171

3.65%, 4/1/50	500	396

Alabama Power Co.,

3.85%, 12/1/42	60	50

Ameren Illinois Co.,

3.25%, 3/1/25	500	486

3.85%, 9/1/32	700	661

Appalachian Power Co.,

7.00%, 4/1/38	75	87

Arizona Public Service Co.,

3.15%, 5/15/25	500	480

4.50%, 4/1/42	230	199

4.20%, 8/15/48	250	202

Baltimore Gas and Electric Co.,

2.40%, 8/15/26	130	121

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   77   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Electric Utilities – 1.9% continued

3.75%, 8/15/47	$475	$378

Berkshire Hathaway Energy Co.,

5.15%, 11/15/43	500	491

CenterPoint Energy Houston Electric LLC,

2.40%, 9/1/26	50	46

3.00%, 2/1/27	150	143

3.55%, 8/1/42	40	33

4.25%, 2/1/49	500	445

CMS Energy Corp.,

3.00%, 5/15/26	40	38

3.45%, 8/15/27	500	476

4.88%, 3/1/44	500	460

Commonwealth Edison Co.,

6.45%, 1/15/38	200	230

3.80%, 10/1/42	90	76

4.60%, 8/15/43	100	94

Connecticut Light and Power (The) Co.,

4.00%, 4/1/48	250	215

Constellation Energy Generation LLC,

5.75%, 10/1/41	430	423

Dominion Energy South Carolina, Inc.,

6.05%, 1/15/38	265	290

5.10%, 6/1/65	50	50

Dominion Energy, Inc.,

4.25%, 6/1/28	1,000	973

5.25%, 8/1/33	250	252

5.95%, 6/15/35	750	792

7.00%, 6/15/38	20	23

4.90%, 8/1/41	35	32

4.05%, 9/15/42	100	81

DTE Electric Co.,

4.05%, 5/15/48	500	427

Duke Energy Carolinas LLC,

6.45%, 10/15/32	106	117

6.10%, 6/1/37	150	162

4.25%, 12/15/41	210	186

3.75%, 6/1/45	350	284

Duke Energy Corp.,

3.75%, 4/15/24	100	99

2.65%, 9/1/26	1,249	1,168

3.40%, 6/15/29	751	694

3.75%, 9/1/46	120	93

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Electric Utilities – 1.9% continued

Duke Energy Florida LLC,

6.35%, 9/15/37	$340	$379

3.40%, 10/1/46	290	221

Duke Energy Indiana LLC,

6.12%, 10/15/35	500	537

6.35%, 8/15/38	25	29

6.45%, 4/1/39	225	251

4.90%, 7/15/43	1,000	963

Duke Energy Progress LLC,

4.10%, 3/15/43	200	172

Duke Energy Progress NC Storm Funding LLC,

2.39%, 7/1/37	100	83

Entergy Louisiana LLC,

5.40%, 11/1/24	150	151

3.05%, 6/1/31	950	833

Entergy Texas, Inc.,

4.50%, 3/30/39	250	228

Evergy Kansas Central, Inc.,

4.13%, 3/1/42	275	237

Eversource Energy,

3.15%, 1/15/25	100	97

1.65%, 8/15/30	165	133

Exelon Corp.,

5.63%, 6/15/35	75	78

4.70%, 4/15/50	100	91

4.10%, 3/15/52	950	780

Florida Power & Light Co.,

5.65%, 2/1/37	335	355

5.95%, 2/1/38	150	165

5.96%, 4/1/39	250	276

5.69%, 3/1/40	30	32

4.13%, 2/1/42	250	220

4.05%, 6/1/42	100	89

Georgia Power Co.,

4.30%, 3/15/42	60	53

4.30%, 3/15/43	100	86

Indiana Michigan Power Co.,

6.05%, 3/15/37	200	217

5.63%, 4/1/53	500	521

ITC Holdings Corp.,

3.35%, 11/15/27	200	188

MidAmerican Energy Co.,

3.50%, 10/15/24	100	98

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   78   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Electric Utilities – 1.9% continued

4.80%, 9/15/43	$100	$96

4.40%, 10/15/44	150	137

3.15%, 4/15/50	200	147

National Grid U.S.A.,

5.80%, 4/1/35	425	435

National Rural Utilities Cooperative Finance Corp.,

2.85%, 1/27/25	1,000	968

8.00%, 3/1/32	50	60

4.30%, 3/15/49	125	109

Nevada Power Co.,

6.65%, 4/1/36	100	114

5.90%, 5/1/53	600	666

NextEra Energy Capital Holdings, Inc.,

2.25%, 6/1/30	1,561	1,319

2.44%, 1/15/32	439	364

Northern States Power Co.,

4.13%, 5/15/44	200	175

Oglethorpe Power Corp.,

5.38%, 11/1/40	150	143

Oklahoma Gas and Electric Co.,

4.15%, 4/1/47	200	168

Oncor Electric Delivery Co. LLC,

7.50%, 9/1/38	145	180

4.60%, 6/1/52	500	462

Pacific Gas and Electric Co.,

4.55%, 7/1/30	1,909	1,789

5.90%, 6/15/32	1,091	1,090

4.50%, 7/1/40	500	410

PacifiCorp,

6.10%, 8/1/36	200	216

6.25%, 10/15/37	275	308

4.13%, 1/15/49	50	43

PG&E Energy Recovery Funding LLC,

2.82%, 7/15/46	50	37

PG&E Recovery Funding LLC,

5.05%, 7/15/32	25	25

5.26%, 1/15/38	25	26

5.54%, 7/15/47	50	53

PG&E Wildfire Recovery Funding LLC,

3.59%, 6/1/30	42	40

4.02%, 6/1/31	80	78

4.72%, 6/1/37	100	100

4.45%, 12/1/47	135	125

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Electric Utilities – 1.9% continued

5.21%, 12/1/47	$100	$102

4.67%, 12/1/51	100	94

5.10%, 6/1/52	100	102

PPL Electric Utilities Corp.,

6.25%, 5/15/39	275	305

4.13%, 6/15/44	100	87

Public Service Co. of Colorado,

4.10%, 6/1/32	500	481

Public Service Electric and Gas Co.,

3.00%, 5/15/25	500	483

3.95%, 5/1/42	50	43

3.65%, 9/1/42	30	25

3.00%, 3/1/51	500	360

Puget Energy, Inc.,

3.65%, 5/15/25	500	483

Puget Sound Energy, Inc.,

6.27%, 3/15/37	75	82

5.64%, 4/15/41	340	343

San Diego Gas & Electric Co.,

4.50%, 8/15/40	150	139

5.35%, 4/1/53	300	309

Sempra Energy,

3.25%, 6/15/27	150	140

6.00%, 10/15/39	250	263

Southern (The) Co.,

3.70%, 4/30/30	900	842

4.40%, 7/1/46	1,000	871

Southern California Edison Co.,

6.65%, 4/1/29	300	323

6.00%, 1/15/34	100	108

5.35%, 7/15/35	586	593

5.55%, 1/15/37	275	281

5.95%, 2/1/38	710	756

6.05%, 3/15/39	50	53

5.50%, 3/15/40	150	151

3.90%, 3/15/43	150	122

4.13%, 3/1/48	90	74

Southwestern Electric Power Co.,

2.75%, 10/1/26	130	121

4.10%, 9/15/28	250	242

3.90%, 4/1/45	170	134

Tampa Electric Co.,

4.10%, 6/15/42	50	42

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   79   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Electric Utilities – 1.9% continued

Union Electric Co.,

3.90%, 9/15/42	$50	$42

4.00%, 4/1/48	250	207

Virginia Electric and Power Co.,

6.00%, 5/15/37	15	16

6.35%, 11/30/37	40	44

8.88%, 11/15/38	300	415

4.65%, 8/15/43	150	136

4.45%, 2/15/44	75	66

3.80%, 9/15/47	125	100

Wisconsin Public Service Corp.,

4.75%, 11/1/44	100	92

3.30%, 9/1/49	150	111

Xcel Energy, Inc.,

4.60%, 6/1/32	1,000	971

6.50%, 7/1/36	100	111

		40,435

Electrical Equipment – 0.1%

Carrier Global Corp.,

2.72%, 2/15/30	1,000	875

Fortive Corp.,

4.30%, 6/15/46	105	85

Johnson Controls International PLC,

5.13%, 9/14/45	35	34

4.95%, 7/2/64	110	99

Otis Worldwide Corp.,

3.36%, 2/15/50	500	371

Rockwell Automation, Inc.,

4.20%, 3/1/49	100	91

Trane Technologies Global Holding Co. Ltd.,

5.75%, 6/15/43	150	156

Trane Technologies Luxembourg Finance S.A.,

3.50%, 3/21/26	250	243

4.65%, 11/1/44	35	32

Tyco Electronics Group S.A.,

7.13%, 10/1/37	50	59

		2,045

Entertainment Content – 0.3%

Discovery Communications LLC,

4.90%, 3/11/26	45	45

4.13%, 5/15/29	467	435

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Entertainment Content – 0.3% continued

5.30%, 5/15/49	$145	$121

Fox Corp.,

5.58%, 1/25/49	500	478

NBCUniversal Media LLC,

4.45%, 1/15/43	297	271

Paramount Global,

4.75%, 5/15/25	199	197

4.20%, 5/19/32	1,000	858

5.85%, 9/1/43	197	170

5.25%, 4/1/44	30	24

Walt Disney (The) Co.,

3.70%, 3/23/27	297	291

6.40%, 12/15/35	31	36

4.13%, 12/1/41	105	95

2.75%, 9/1/49	1,696	1,179

3.60%, 1/13/51	1,304	1,059

Warnermedia Holdings, Inc.,

4.28%, 3/15/32 (7)	1,000	893

5.14%, 3/15/52 (7)	600	486

		6,638

Food – 0.2%

Conagra Brands, Inc.,

1.38%, 11/1/27	85	73

7.00%, 10/1/28	200	217

4.85%, 11/1/28	100	100

5.30%, 11/1/38	500	489

General Mills, Inc.,

2.88%, 4/15/30	218	195

2.25%, 10/14/31	432	359

Hershey (The) Co.,

2.30%, 8/15/26	365	346

Ingredion, Inc.,

3.20%, 10/1/26	250	238

J.M. Smucker (The) Co.,

3.50%, 3/15/25	500	488

4.38%, 3/15/45	250	221

Kraft Heinz Foods Co.,

4.88%, 10/1/49	1,000	929

		3,655

Forestry, Paper & Wood Products – 0.0%

Georgia-Pacific LLC,

7.75%, 11/15/29	500	588

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   80   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Gas & Water Utilities – 0.1%

American Water Capital Corp.,

3.40%, 3/1/25	$35	$34

2.95%, 9/1/27	1,000	942

6.59%, 10/15/37	105	119

4.30%, 12/1/42	75	66

3.45%, 5/1/50	12	9

3.25%, 6/1/51	58	42

Atmos Energy Corp.,

4.15%, 1/15/43	250	221

4.13%, 10/15/44	75	65

CenterPoint Energy Resources Corp.,

5.85%, 1/15/41	50	52

NiSource, Inc.,

5.95%, 6/15/41	77	81

5.25%, 2/15/43	100	99

4.80%, 2/15/44	580	535

Southern California Gas Co.,

3.75%, 9/15/42	250	205

4.30%, 1/15/49	125	106

Southern Co. Gas Capital Corp.,

5.88%, 3/15/41	300	313

Southwest Gas Corp.,

3.80%, 9/29/46	250	189

		3,078

Health Care Facilities & Services – 1.0%

Advocate Health & Hospitals Corp.,

3.01%, 6/15/50	265	188

Aetna, Inc.,

6.63%, 6/15/36	40	44

6.75%, 12/15/37	150	165

4.50%, 5/15/42	100	90

3.88%, 8/15/47	143	113

AHS Hospital Corp.,

5.02%, 7/1/45	100	99

AmerisourceBergen Corp.,

3.25%, 3/1/25	135	131

4.25%, 3/1/45	60	51

4.30%, 12/15/47	500	430

Ascension Health,

2.53%, 11/15/29	750	660

Cardinal Health, Inc.,

3.75%, 9/15/25	250	242

4.50%, 11/15/44	710	613

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Health Care Facilities & Services – 1.0% continued

Cigna Group (The),

2.38%, 3/15/31	$845	$713

4.80%, 7/15/46	580	533

4.90%, 12/15/48	348	327

3.40%, 3/15/50	362	267

CommonSpirit Health,

3.82%, 10/1/49	1,000	781

CVS Health Corp.,

1.30%, 8/21/27	39	34

4.30%, 3/25/28	234	230

3.25%, 8/15/29	1,391	1,272

3.75%, 4/1/30	386	361

4.78%, 3/25/38	130	124

4.13%, 4/1/40	40	34

5.30%, 12/5/43	750	737

5.13%, 7/20/45	686	651

5.05%, 3/25/48	319	298

Dignity Health,

5.27%, 11/1/64	200	186

Elevance Health, Inc.,

2.38%, 1/15/25	492	471

3.65%, 12/1/27	563	544

4.10%, 3/1/28	245	240

6.38%, 6/15/37	500	557

4.63%, 5/15/42	525	490

3.60%, 3/15/51	300	233

HCA, Inc.,

4.50%, 2/15/27	1,426	1,392

5.63%, 9/1/28	236	239

2.38%, 7/15/31	368	297

5.50%, 6/15/47	330	310

5.25%, 6/15/49	170	153

Humana, Inc.,

3.13%, 8/15/29	85	77

5.50%, 3/15/53	300	305

Kaiser Foundation Hospitals,

3.27%, 11/1/49	500	373

Laboratory Corp. of America Holdings,

4.70%, 2/1/45	300	268

Memorial Sloan-Kettering Cancer Center,

4.13%, 7/1/52	100	87

NYU Langone Hospitals,

4.37%, 7/1/47	500	439

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   81   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Health Care Facilities & Services – 1.0% continued

Quest Diagnostics, Inc.,

3.45%, 6/1/26	$56	$54

4.20%, 6/30/29	59	58

Sutter Health,

4.09%, 8/15/48	500	420

UnitedHealth Group, Inc.,

3.75%, 7/15/25	188	186

3.45%, 1/15/27	300	292

3.70%, 5/15/27	55	54

3.88%, 12/15/28	218	214

4.00%, 5/15/29	600	587

2.88%, 8/15/29	538	493

2.00%, 5/15/30	216	185

2.30%, 5/15/31	200	171

5.80%, 3/15/36	250	273

6.63%, 11/15/37	640	751

6.88%, 2/15/38	170	205

4.38%, 3/15/42	219	202

4.75%, 7/15/45	281	275

5.05%, 4/15/53	750	758

3.13%, 5/15/60	1,000	700

		21,727

Home & Office Products – 0.0%

Leggett & Platt, Inc.,

3.50%, 11/15/27	818	765

Whirlpool Corp.,

3.70%, 5/1/25	250	244

4.50%, 6/1/46	60	49

		1,058

Home Construction – 0.0%

D.R. Horton, Inc.,

2.60%, 10/15/25	510	477

Household Products – 0.1%

Church & Dwight Co., Inc.,

3.95%, 8/1/47	100	83

Estee Lauder (The) Cos., Inc.,

6.00%, 5/15/37	100	112

4.38%, 6/15/45	150	139

4.15%, 3/15/47	70	63

Kimberly-Clark Corp.,

6.63%, 8/1/37	350	426

3.20%, 7/30/46	125	97

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Household Products – 0.1% continued

Procter & Gamble (The) Co.,

3.00%, 3/25/30	$794	$745

1.20%, 10/29/30	706	577

		2,242

Industrial Support Services – 0.0%

WW Grainger, Inc.,

4.60%, 6/15/45	300	286

Institutional Financial Services – 1.1%

Bank of New York Mellon (The) Corp.,

1.60%, 4/24/25	285	265

3.25%, 5/16/27	500	473

(Variable, ICE LIBOR USD 3M + 1.07%), 3.44%, 2/7/28 (2)	1,000	954

(Variable, U.S. SOFR + 1.51%), 4.71%, 2/1/34 (2)	500	495

Citigroup Global Markets Holdings, Inc.,

0.75%, 6/7/24	60	56

CME Group, Inc.,

3.75%, 6/15/28	300	294

5.30%, 9/15/43	45	48

Goldman Sachs Group (The), Inc.,

3.75%, 5/22/25	1,956	1,900

(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 9/29/25 (2)	123	119

(Variable, U.S. SOFR + 0.61%), 0.86%, 2/12/26 (2)	245	224

3.75%, 2/25/26	1,362	1,324

(Variable, U.S. SOFR + 0.79%), 1.09%, 12/9/26 (2)	46	41

5.95%, 1/15/27	613	631

3.85%, 1/26/27	623	601

(Variable, U.S. SOFR + 0.80%), 1.43%, 3/9/27 (2)	348	311

(Variable, U.S. SOFR + 1.51%), 4.39%, 6/15/27 (2)	299	292

(Variable, U.S. SOFR + 0.82%), 1.54%, 9/10/27 (2)	108	95

(Variable, U.S. SOFR + 0.91%), 1.95%, 10/21/27 (2)	445	398

(Variable, U.S. SOFR + 1.11%), 2.64%, 2/24/28 (2)	1,013	924

(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 6/5/28 (2)	579	548

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   82   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Institutional Financial Services – 1.1% continued

(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 4/23/29 (2)	$70	$66

(Variable, U.S. SOFR + 1.09%), 1.99%, 1/27/32 (2)	2,000	1,598

6.25%, 2/1/41	300	330

(Variable, U.S. SOFR + 1.51%), 3.21%, 4/22/42 (2)	1,000	753

4.80%, 7/8/44	350	325

Intercontinental Exchange, Inc.,

5.20%, 6/15/62	750	753

Invesco Finance PLC,

3.75%, 1/15/26	1,000	962

Morgan Stanley,

(Variable, U.S. SOFR + 0.53%), 0.79%, 5/30/25 (2)	106	100

4.00%, 7/23/25	1,925	1,884

(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25 (2)	89	83

3.88%, 1/27/26	164	160

(Variable, U.S. SOFR + 1.99%), 2.19%, 4/28/26 (2)	167	157

6.25%, 8/9/26	100	104

(Variable, U.S. SOFR + 0.72%), 0.99%, 12/10/26 (2)	57	51

3.63%, 1/20/27	27	26

3.95%, 4/23/27	1,190	1,151

(Variable, U.S. SOFR + 0.88%), 1.59%, 5/4/27 (2)	980	878

(Variable, U.S. SOFR + 0.86%), 1.51%, 7/20/27 (2)	164	146

(Variable, U.S. SOFR + 1.00%), 2.48%, 1/21/28 (2)	590	539

(Variable, ICE LIBOR USD 3M + 1.34%), 3.59%, 7/22/28 (2)	760	718

(Variable, U.S. SOFR + 3.12%), 3.62%, 4/1/31 (2)	36	33

(Variable, U.S. SOFR + 1.02%), 1.93%, 4/28/32 (2)	66	52

(Variable, U.S. SOFR + 1.18%), 2.24%, 7/21/32 (2)	29	23

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.43%), 5.95%, 1/19/38 (2)	1,000	994

(Variable, U.S. SOFR + 1.49%), 3.22%, 4/22/42 (2)	1,031	795

6.38%, 7/24/42	300	338

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Institutional Financial Services – 1.1% continued

4.30%, 1/27/45	$784	$693

State Street Corp.,

3.30%, 12/16/24	227	220

3.55%, 8/18/25	103	99

(Variable, U.S. SOFR + 0.94%), 2.35%, 11/1/25 (2)	65	62

(Variable, U.S. SOFR + 1.57%), 4.82%, 1/26/34 (2)	500	497

		24,583

Insurance – 0.7%

Aflac, Inc.,

3.60%, 4/1/30	1,000	941

Allstate (The) Corp.,

4.50%, 6/15/43	45	41

(Variable, ICE LIBOR USD 3M + 2.12%), 6.50%, 5/15/57 (2)	225	213

American International Group, Inc.,

4.50%, 7/16/44	9	8

4.80%, 7/10/45	6	5

4.38%, 6/30/50	1,000	854

Aon Global Ltd.,

3.50%, 6/14/24	500	491

Arch Capital Group Ltd.,

3.64%, 6/30/50	500	373

Assurant, Inc.,

4.90%, 3/27/28	215	211

Berkshire Hathaway Finance Corp.,

1.45%, 10/15/30	522	428

2.88%, 3/15/32	178	160

4.40%, 5/15/42	100	96

4.30%, 5/15/43	440	406

Berkshire Hathaway, Inc.,

3.13%, 3/15/26	745	726

4.50%, 2/11/43	255	244

Chubb (The) Corp.,

6.00%, 5/11/37	50	55

6.50%, 5/15/38	85	98

Chubb INA Holdings, Inc.,

3.15%, 3/15/25	295	288

3.35%, 5/3/26	1,000	967

6.70%, 5/15/36	50	57

4.15%, 3/13/43	100	87

Equitable Holdings, Inc.,

5.00%, 4/20/48	500	429

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   83   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Insurance – 0.7% continued

Hanover Insurance Group (The), Inc.,

4.50%, 4/15/26	$200	$198

Hartford Financial Services Group (The), Inc.,

5.95%, 10/15/36	285	300

Lincoln National Corp.,

3.63%, 12/12/26	148	135

3.80%, 3/1/28	117	106

6.30%, 10/9/37	100	98

Loews Corp.,

4.13%, 5/15/43	75	64

Marsh & McLennan Cos., Inc.,

3.50%, 6/3/24	75	74

3.50%, 3/10/25	385	375

3.75%, 3/14/26	75	73

2.25%, 11/15/30	255	215

5.88%, 8/1/33	100	108

MetLife, Inc.,

3.00%, 3/1/25	830	803

6.38%, 6/15/34	485	541

6.40%, 12/15/36	150	145

4.13%, 8/13/42	460	385

4.72%, 12/15/44	370	338

Principal Financial Group, Inc.,

4.63%, 9/15/42	40	35

Progressive (The) Corp.,

2.45%, 1/15/27	250	232

4.20%, 3/15/48	500	435

Prudential Financial, Inc.,

(Variable, ICE LIBOR USD 3M + 3.04%), 5.20%, 3/15/44 (2)	275	261

3.91%, 12/7/47	344	272

3.94%, 12/7/49	335	265

Transatlantic Holdings, Inc.,

8.00%, 11/30/39	70	89

Travelers (The) Cos., Inc.,

6.25%, 6/15/37	375	425

5.35%, 11/1/40	10	11

4.00%, 5/30/47	1,015	870

3.05%, 6/8/51	80	57

Voya Financial, Inc.,

4.80%, 6/15/46	500	423

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Insurance – 0.7% continued

Willis North America, Inc.,

2.95%, 9/15/29	$2,000	$1,762

		16,273

Internet Media & Services – 0.1%

Alphabet, Inc.,

2.05%, 8/15/50	75	48

2.25%, 8/15/60	1,000	616

Booking Holdings, Inc.,

4.63%, 4/13/30	200	200

Expedia Group, Inc.,

4.63%, 8/1/27	300	294

		1,158

Leisure Facilities & Services – 0.1%

Marriott International, Inc.,

3.13%, 6/15/26	130	123

McDonald’s Corp.,

3.63%, 5/1/43	209	171

4.88%, 12/9/45	200	194

4.45%, 3/1/47	350	320

4.45%, 9/1/48	112	104

4.20%, 4/1/50	288	254

Starbucks Corp.,

3.50%, 11/15/50	1,000	775

		1,941

Leisure Products – 0.0%

Hasbro, Inc.,

3.90%, 11/19/29	110	100

6.35%, 3/15/40	250	253

		353

Machinery – 0.2%

Caterpillar Financial Services Corp.,

1.45%, 5/15/25	115	108

0.90%, 3/2/26	95	86

1.70%, 1/8/27	186	170

Caterpillar, Inc.,

3.40%, 5/15/24	790	781

3.80%, 8/15/42	185	165

4.30%, 5/15/44	235	224

3.25%, 9/19/49	220	175

Deere & Co.,

5.38%, 10/16/29	99	105

2.88%, 9/7/49	667	503

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   84   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Machinery – 0.2% continued

3.75%, 4/15/50	$833	$739

Eaton Corp.,

3.10%, 9/15/27	250	236

John Deere Capital Corp.,

4.15%, 9/15/27	118	117

3.05%, 1/6/28	132	125

2.00%, 6/17/31	151	126

		3,660

Medical Equipment & Devices – 0.3%

Abbott Laboratories,

2.95%, 3/15/25	1,000	977

1.15%, 1/30/28	565	495

4.75%, 11/30/36	353	367

6.15%, 11/30/37	202	234

4.75%, 4/15/43	650	659

Baxter International, Inc.,

3.50%, 8/15/46	350	244

Becton Dickinson & Co.,

4.69%, 12/15/44	210	195

Boston Scientific Corp.,

7.38%, 1/15/40	540	661

DH Europe Finance II S.a.r.l.,

2.60%, 11/15/29	2,000	1,789

Medtronic, Inc.,

4.63%, 3/15/45	406	399

Stryker Corp.,

3.50%, 3/15/26	1,000	969

3.65%, 3/7/28	152	146

1.95%, 6/15/30	98	83

4.10%, 4/1/43	50	43

4.38%, 5/15/44	200	179

Thermo Fisher Scientific, Inc.,

1.75%, 10/15/28	38	33

		7,473

Metals & Mining – 0.0%

Newmont Corp.,

5.88%, 4/1/35	100	106

4.88%, 3/15/42	150	143

		249

Oil & Gas Producers – 1.5%

Boardwalk Pipelines L.P.,

4.45%, 7/15/27	1,650	1,608

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Oil & Gas Producers – 1.5% continued

BP Capital Markets America, Inc.,

3.80%, 9/21/25	$460	$456

3.12%, 5/4/26	397	382

3.02%, 1/16/27	712	676

3.54%, 4/6/27	300	291

4.23%, 11/6/28	428	424

3.63%, 4/6/30	142	135

2.72%, 1/12/32	110	96

3.38%, 2/8/61	500	361

Chevron Corp.,

3.33%, 11/17/25	140	137

2.95%, 5/16/26	1,465	1,411

Chevron U.S.A., Inc.,

1.02%, 8/12/27	31	27

ConocoPhillips Co.,

3.76%, 3/15/42	100	85

4.03%, 3/15/62	405	332

Coterra Energy, Inc.,

4.38%, 3/15/29	200	190

Devon Energy Corp.,

5.85%, 12/15/25	660	671

Diamondback Energy, Inc.,

6.25%, 3/15/53	500	518

Enbridge Energy Partners L.P.,

7.50%, 4/15/38	50	58

5.50%, 9/15/40	141	136

Energy Transfer L.P.,

5.95%, 12/1/25	175	178

3.90%, 7/15/26	98	94

4.40%, 3/15/27	90	87

4.20%, 4/15/27	560	537

5.50%, 6/1/27	266	269

4.95%, 6/15/28	27	27

5.25%, 4/15/29	212	211

4.15%, 9/15/29	183	171

7.50%, 7/1/38	310	348

4.95%, 1/15/43	691	584

5.15%, 2/1/43	309	269

5.30%, 4/1/44	15	13

5.35%, 5/15/45	80	71

Enterprise Products Operating LLC,

3.95%, 2/15/27	729	712

3.13%, 7/31/29	538	493

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   85   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Oil & Gas Producers – 1.5% continued

2.80%, 1/31/30	$472	$419

6.88%, 3/1/33	50	57

7.55%, 4/15/38	515	602

5.95%, 2/1/41	40	42

4.20%, 1/31/50	1,000	848

EOG Resources, Inc.,

3.15%, 4/1/25	145	141

Exxon Mobil Corp.,

2.44%, 8/16/29	580	530

3.48%, 3/19/30	125	119

2.61%, 10/15/30	1,010	908

3.00%, 8/16/39	200	162

4.33%, 3/19/50	500	462

Hess Corp.,

7.13%, 3/15/33	690	765

HF Sinclair Corp.,

4.50%, 10/1/30	250	226

Kinder Morgan Energy Partners L.P.,

4.30%, 5/1/24	170	168

7.30%, 8/15/33	175	196

6.55%, 9/15/40	205	211

7.50%, 11/15/40	305	343

6.38%, 3/1/41	35	36

5.63%, 9/1/41	310	294

5.40%, 9/1/44	250	232

Magellan Midstream Partners L.P.,

5.00%, 3/1/26	500	504

5.15%, 10/15/43	20	18

Marathon Oil Corp.,

6.80%, 3/15/32	175	184

Marathon Petroleum Corp.,

3.63%, 9/15/24	88	87

4.70%, 5/1/25	217	217

5.13%, 12/15/26	172	174

3.80%, 4/1/28	38	36

6.50%, 3/1/41	466	497

MPLX L.P.,

2.65%, 8/15/30	355	301

5.20%, 12/1/47	407	361

4.70%, 4/15/48	593	498

ONEOK Partners L.P.,

4.90%, 3/15/25	40	40

6.65%, 10/1/36	80	83

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Oil & Gas Producers – 1.5% continued

ONEOK, Inc.,

4.55%, 7/15/28	$23	$22

4.35%, 3/15/29	12	11

7.15%, 1/15/51	1,000	1,065

Phillips 66,

4.65%, 11/15/34	395	379

5.88%, 5/1/42	140	148

4.88%, 11/15/44	165	154

Phillips 66 Co.,

3.61%, 2/15/25 (7)	76	74

3.55%, 10/1/26 (7)	470	448

Plains All American Pipeline L.P./PAA Finance Corp.,

4.50%, 12/15/26	139	136

3.55%, 12/15/29	1,054	942

3.80%, 9/15/30	137	122

Sabine Pass Liquefaction LLC,

5.63%, 3/1/25	340	342

5.00%, 3/15/27	268	267

4.50%, 5/15/30	787	759

Southern Union Co.,

8.25%, 11/15/29	25	28

Spectra Energy Partners L.P.,

3.38%, 10/15/26	360	341

5.95%, 9/25/43	89	90

4.50%, 3/15/45	110	93

Targa Resources Corp.,

6.13%, 3/15/33	500	518

Tennessee Gas Pipeline Co. LLC,

7.00%, 3/15/27	408	434

7.00%, 10/15/28	545	592

7.63%, 4/1/37	5	6

Valero Energy Corp.,

7.50%, 4/15/32	765	880

Williams (The) Cos., Inc.,

4.55%, 6/24/24	1,452	1,441

3.75%, 6/15/27	548	526

4.65%, 8/15/32	1,500	1,446

5.80%, 11/15/43	200	197

		33,280

Oil & Gas Services & Equipment – 0.0%

Baker Hughes Holdings LLC,

5.13%, 9/15/40	100	97

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   86   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Oil & Gas Services & Equipment – 0.0% continued

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,

4.08%, 12/15/47	$110	$89

Halliburton Co.,

3.80%, 11/15/25	49	48

4.85%, 11/15/35	275	264

7.45%, 9/15/39	160	186

4.75%, 8/1/43	15	13

		697

Real Estate Investment Trusts – 0.8%

Alexandria Real Estate Equities, Inc.,

2.75%, 12/15/29	2,000	1,717

American Tower Corp.,

3.38%, 10/15/26	26	25

3.13%, 1/15/27	128	119

3.60%, 1/15/28	79	74

1.50%, 1/31/28	39	33

3.95%, 3/15/29	134	125

3.80%, 8/15/29	1,519	1,412

AvalonBay Communities, Inc.,

3.90%, 10/15/46	500	395

Boston Properties L.P.,

2.75%, 10/1/26	30	26

4.50%, 12/1/28	312	273

2.90%, 3/15/30	126	97

Brandywine Operating Partnership L.P.,

4.55%, 10/1/29	235	173

Crown Castle, Inc.,

3.30%, 7/1/30	1,000	902

5.20%, 2/15/49	500	467

CubeSmart L.P.,

3.13%, 9/1/26	250	237

Digital Realty Trust L.P.,

3.60%, 7/1/29	500	449

Equinix, Inc.,

2.15%, 7/15/30	2,000	1,635

ERP Operating L.P.,

3.50%, 3/1/28	1,000	939

4.50%, 6/1/45	55	47

Essex Portfolio L.P.,

3.88%, 5/1/24	200	197

4.00%, 3/1/29	146	137

3.00%, 1/15/30	154	134

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Real Estate Investment Trusts – 0.8% continued

Healthpeak OP LLC,

3.40%, 2/1/25	$13	$13

3.25%, 7/15/26	353	335

3.50%, 7/15/29	277	254

Host Hotels & Resorts L.P.,

4.00%, 6/15/25	97	93

3.50%, 9/15/30	118	100

Kilroy Realty L.P.,

4.38%, 10/1/25	88	80

4.75%, 12/15/28	112	95

Kimco Realty OP LLC,

4.25%, 4/1/45	759	595

Mid-America Apartments L.P.,

3.75%, 6/15/24	100	98

National Retail Properties, Inc.,

3.10%, 4/15/50	500	318

Piedmont Operating Partnership L.P.,

4.45%, 3/15/24	100	95

Prologis L.P.,

1.75%, 7/1/30	500	406

Realty Income Corp.,

3.00%, 1/15/27	56	52

3.40%, 1/15/28	61	57

3.10%, 12/15/29	123	110

Simon Property Group L.P.,

3.30%, 1/15/26	106	101

2.45%, 9/13/29	1,001	859

2.65%, 7/15/30	585	495

2.20%, 2/1/31	183	147

2.25%, 1/15/32	735	576

6.75%, 2/1/40	542	600

4.25%, 10/1/44	148	120

Ventas Realty L.P.,

3.75%, 5/1/24	60	59

3.50%, 2/1/25	150	144

5.70%, 9/30/43	100	97

VICI Properties L.P.,

5.63%, 5/15/52	200	180

Welltower OP LLC,

2.05%, 1/15/29	442	369

4.13%, 3/15/29	260	242

3.10%, 1/15/30	218	190

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   87   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Real Estate Investment Trusts – 0.8% continued

Weyerhaeuser Co.,

4.00%, 3/9/52	$300	$242

		16,735

Retail - Consumer Staples – 0.4%

Costco Wholesale Corp.,

2.75%, 5/18/24	750	736

Dollar General Corp.,

5.50%, 11/1/52	200	203

Dollar Tree, Inc.,

2.65%, 12/1/31	200	168

Kroger (The) Co.,

2.65%, 10/15/26	1,135	1,066

7.50%, 4/1/31	200	231

6.90%, 4/15/38	100	114

5.40%, 7/15/40	400	394

Target Corp.,

2.25%, 4/15/25	1,000	961

4.80%, 1/15/53	700	687

Walgreens Boots Alliance, Inc.,

3.45%, 6/1/26	68	65

3.20%, 4/15/30	564	496

Walmart, Inc.,

3.30%, 4/22/24	374	369

3.70%, 6/26/28	251	249

2.38%, 9/24/29	147	132

1.80%, 9/22/31	2,000	1,691

4.50%, 9/9/52	300	300

		7,862

Retail - Discretionary – 0.3%

Advance Auto Parts, Inc.,

1.75%, 10/1/27	175	151

AutoNation, Inc.,

3.85%, 3/1/32	300	256

AutoZone, Inc.,

3.75%, 4/18/29	121	113

4.00%, 4/15/30	129	123

Home Depot (The), Inc.,

2.70%, 4/15/30	66	60

1.88%, 9/15/31	71	59

5.40%, 9/15/40	680	714

5.95%, 4/1/41	405	451

3.13%, 12/15/49	512	378

3.63%, 4/15/52	643	517

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Retail - Discretionary – 0.3% continued

Lowe’s Cos., Inc.,

3.13%, 9/15/24	$359	$351

3.35%, 4/1/27	115	110

3.65%, 4/5/29	76	72

3.75%, 4/1/32	1,000	923

2.80%, 9/15/41	200	142

4.05%, 5/3/47	94	76

3.00%, 10/15/50	906	601

O’Reilly Automotive, Inc.,

3.90%, 6/1/29	500	477

TJX (The) Cos., Inc.,

2.25%, 9/15/26	31	29

1.15%, 5/15/28	74	64

		5,667

Semiconductors – 0.5%

Applied Materials, Inc.,

3.90%, 10/1/25	500	493

1.75%, 6/1/30	500	420

5.85%, 6/15/41	100	111

Broadcom Corp./Broadcom Cayman Finance Ltd.,

3.88%, 1/15/27	1,203	1,163

Broadcom, Inc.,

2.45%, 2/15/31 (7)	1,024	838

4.15%, 4/15/32 (7)	1,500	1,367

4.93%, 5/15/37	200	182

Intel Corp.,

3.70%, 7/29/25	98	97

1.60%, 8/12/28	623	544

4.00%, 8/5/29	94	91

2.00%, 8/12/31	50	41

4.80%, 10/1/41	80	77

3.73%, 12/8/47	741	588

3.25%, 11/15/49	438	312

4.75%, 3/25/50	399	366

3.10%, 2/15/60	356	234

3.20%, 8/12/61	119	79

KLA Corp.,

4.65%, 11/1/24	87	87

Lam Research Corp.,

1.90%, 6/15/30	1,000	843

NVIDIA Corp.,

3.50%, 4/1/50	1,000	819

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   88   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Semiconductors – 0.5% continued

QUALCOMM, Inc.,

3.25%, 5/20/27	$539	$521

2.15%, 5/20/30	181	159

4.80%, 5/20/45	795	792

Texas Instruments, Inc.,

2.25%, 9/4/29	1,000	894

		11,118

Software – 0.6%

Adobe, Inc.,

1.90%, 2/1/25	96	92

2.15%, 2/1/27	419	389

Autodesk, Inc.,

3.50%, 6/15/27	135	129

Microsoft Corp.,

2.70%, 2/12/25	22	21

3.30%, 2/6/27	1,525	1,496

2.53%, 6/1/50	700	495

2.92%, 3/17/52	674	512

2.68%, 6/1/60	723	499

3.04%, 3/17/62	1,178	883

Oracle Corp.,

2.50%, 4/1/25	130	125

2.95%, 5/15/25	135	130

2.65%, 7/15/26	1,941	1,813

2.80%, 4/1/27	7	7

3.25%, 11/15/27	336	316

2.30%, 3/25/28	1,124	1,006

2.95%, 4/1/30	6	5

2.88%, 3/25/31	909	778

3.90%, 5/15/35	336	293

3.80%, 11/15/37	5	4

5.38%, 7/15/40	590	565

3.60%, 4/1/50	1,000	709

4.38%, 5/15/55	25	20

3.85%, 4/1/60	1,000	698

Roper Technologies, Inc.,

1.00%, 9/15/25	2,000	1,829

3.85%, 12/15/25	220	215

3.80%, 12/15/26	235	228

		13,257

Specialty Finance – 0.5%

Air Lease Corp.,

4.25%, 9/15/24	131	128

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Specialty Finance – 0.5% continued

2.88%, 1/15/26	$101	$94

1.88%, 8/15/26	78	69

3.63%, 12/1/27	163	151

2.10%, 9/1/28	131	109

4.63%, 10/1/28	651	618

3.25%, 10/1/29	500	439

Ally Financial, Inc.,

5.80%, 5/1/25	2,000	1,931

American Express Co.,

3.00%, 10/30/24	220	213

3.63%, 12/5/24	1,125	1,096

3.13%, 5/20/26	656	623

1.65%, 11/4/26	84	75

5.85%, 11/5/27	500	525

4.05%, 5/3/29	72	70

Capital One Financial Corp.,

3.75%, 4/24/24	856	830

3.30%, 10/30/24	777	742

3.75%, 7/28/26	150	136

3.75%, 3/9/27	250	228

3.65%, 5/11/27	144	131

(Variable, U.S. SOFR + 0.86%), 1.88%, 11/2/27 (2)	355	306

(Variable, U.S. SOFR + 2.08%), 5.47%, 2/1/29 (2)	700	682

Discover Financial Services,

4.50%, 1/30/26	500	482

GATX Corp.,

3.50%, 3/15/28	500	461

5.20%, 3/15/44	35	32

Synchrony Financial,

3.95%, 12/1/27	681	577

2.88%, 10/28/31	231	164

		10,912

Steel – 0.1%

Nucor Corp.,

2.98%, 12/15/55	1,275	848

Steel Dynamics, Inc.,

3.45%, 4/15/30	500	455

		1,303

Technology Hardware – 0.7%

Apple, Inc.,

2.85%, 5/11/24	1,570	1,543

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   89   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Technology Hardware – 0.7% continued

2.75%, 1/13/25	$828	$806

2.50%, 2/9/25	55	53

1.13%, 5/11/25	107	100

2.45%, 8/4/26	225	214

2.05%, 9/11/26	308	288

3.35%, 2/9/27	645	630

3.20%, 5/11/27	201	196

2.90%, 9/12/27	993	950

1.20%, 2/8/28	888	781

3.25%, 8/8/29	37	35

2.20%, 9/11/29	188	168

1.65%, 5/11/30	1,038	884

1.25%, 8/20/30	632	517

1.70%, 8/5/31	38	32

3.35%, 8/8/32	1,000	943

2.38%, 2/8/41	15	11

3.85%, 5/4/43	305	277

3.45%, 2/9/45	25	21

4.38%, 5/13/45	160	155

4.65%, 2/23/46	206	207

3.85%, 8/4/46	20	18

4.25%, 2/9/47	11	11

3.75%, 9/12/47	8	7

3.75%, 11/13/47	25	22

2.95%, 9/11/49	700	529

2.65%, 5/11/50	200	141

Arrow Electronics, Inc.,

3.88%, 1/12/28	250	237

Cisco Systems, Inc.,

2.95%, 2/28/26	375	363

5.90%, 2/15/39	600	677

5.50%, 1/15/40	90	98

Corning, Inc.,

5.75%, 8/15/40	170	179

5.35%, 11/15/48	500	491

Dell International LLC/EMC Corp.,

6.02%, 6/15/26	667	685

4.90%, 10/1/26	364	363

5.30%, 10/1/29	150	151

5.75%, 2/1/33	121	122

8.35%, 7/15/46	223	272

Dell, Inc.,

7.10%, 4/15/28	1,000	1,068

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Technology Hardware – 0.7% continued

Hewlett Packard Enterprise Co.,

1.75%, 4/1/26	$160	$147

6.35%, 10/15/45	200	211

HP, Inc.,

6.00%, 9/15/41	275	282

Juniper Networks, Inc.,

5.95%, 3/15/41	100	101

NetApp, Inc.,

3.30%, 9/29/24	160	156

		15,142

Technology Services – 0.5%

Equifax, Inc.,

2.35%, 9/15/31	980	789

Fiserv, Inc.,

3.85%, 6/1/25	45	44

3.50%, 7/1/29	1,865	1,731

International Business Machines Corp.,

3.00%, 5/15/24	1,203	1,181

7.00%, 10/30/25	197	209

3.45%, 2/19/26	196	190

1.70%, 5/15/27	401	359

6.50%, 1/15/28	226	246

3.50%, 5/15/29	470	442

1.95%, 5/15/30	797	666

4.00%, 6/20/42	320	272

4.25%, 5/15/49	500	430

Mastercard, Inc.,

3.35%, 3/26/30	2,000	1,902

3.80%, 11/21/46	500	437

PayPal Holdings, Inc.,

2.85%, 10/1/29	1,500	1,351

S&P Global, Inc.,

2.45%, 3/1/27	300	281

Visa, Inc.,

3.15%, 12/14/25	1,250	1,214

4.15%, 12/14/35	100	98

3.65%, 9/15/47	125	109

		11,951

Telecommunications – 0.7%

AT&T, Inc.,

1.65%, 2/1/28	331	291

2.75%, 6/1/31	359	309

2.25%, 2/1/32	587	480

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   90   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Telecommunications – 0.7% continued

4.50%, 5/15/35	$859	$805

4.35%, 6/15/45	52	45

4.75%, 5/15/46	68	61

4.50%, 3/9/48	574	497

3.65%, 6/1/51	691	523

3.30%, 2/1/52	2,750	1,978

3.80%, 12/1/57	200	149

3.85%, 6/1/60	148	111

T-Mobile U.S.A., Inc.,

4.75%, 2/1/28	1,066	1,052

3.88%, 4/15/30	1,258	1,180

4.50%, 4/15/50	2,000	1,742

Verizon Communications, Inc.,

2.63%, 8/15/26	66	62

3.00%, 3/22/27	210	200

4.33%, 9/21/28	1,187	1,173

4.02%, 12/3/29	909	870

3.15%, 3/22/30	1,352	1,232

1.68%, 10/30/30	818	660

1.75%, 1/20/31	227	183

2.36%, 3/15/32	395	324

3.55%, 3/22/51	1,000	763

3.70%, 3/22/61	1,000	746

		15,436

Tobacco & Cannabis – 0.1%

Altria Group, Inc.,

3.40%, 5/6/30	304	270

2.45%, 2/4/32	441	347

4.25%, 8/9/42	295	231

4.50%, 5/2/43	410	328

5.95%, 2/14/49	517	489

3.70%, 2/4/51	85	57

Philip Morris International, Inc.,

3.38%, 8/11/25	69	67

1.75%, 11/1/30	181	145

3.88%, 8/21/42	314	249

4.13%, 3/4/43	591	482

4.88%, 11/15/43	100	91

		2,756

Transportation & Logistics – 0.5%

Burlington Northern Santa Fe LLC,

3.75%, 4/1/24	355	350

3.40%, 9/1/24	80	78

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Transportation & Logistics – 0.5% continued

3.65%, 9/1/25	$200	$196

3.25%, 6/15/27	325	313

6.20%, 8/15/36	455	512

5.15%, 9/1/43	280	285

4.45%, 1/15/53	200	187

CSX Corp.,

3.35%, 11/1/25	25	24

2.60%, 11/1/26	25	23

2.40%, 2/15/30	770	672

6.00%, 10/1/36	100	108

6.15%, 5/1/37	190	210

6.22%, 4/30/40	365	405

5.50%, 4/15/41	50	51

3.35%, 9/15/49	1,000	753

FedEx Corp.,

3.40%, 2/15/28	276	261

3.10%, 8/5/29	180	165

4.25%, 5/15/30	95	93

2.40%, 5/15/31	229	195

3.90%, 2/1/35	100	90

4.10%, 4/15/43	50	42

4.10%, 2/1/45	550	455

Norfolk Southern Corp.,

3.80%, 8/1/28	100	96

3.95%, 10/1/42	20	17

4.45%, 6/15/45	275	242

3.94%, 11/1/47	524	429

3.16%, 5/15/55	137	94

Ryder System, Inc.,

3.35%, 9/1/25	500	477

Union Pacific Corp.,

3.25%, 8/15/25	15	15

3.00%, 4/15/27	15	14

2.40%, 2/5/30	300	264

3.25%, 2/5/50	1,500	1,140

5.15%, 1/20/63	500	503

United Airlines Pass Through Trust, Series 2019-1, Class AA,

4.15%, 8/25/31	1,500	1,347

United Parcel Service, Inc.,

5.20%, 4/1/40	30	31

3.63%, 10/1/42	105	90

3.75%, 11/15/47	180	154

4.25%, 3/15/49	73	67

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   91   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.5% continued

Transportation & Logistics – 0.5% continued

3.40%, 9/1/49	$290	$234

5.30%, 4/1/50	377	404

		11,086

Transportation Equipment – 0.0%

Cummins, Inc.,

1.50%, 9/1/30	500	409

4.88%, 10/1/43	90	87

		496

Wholesale - Consumer Staples – 0.1%

Archer-Daniels-Midland Co.,

2.50%, 8/11/26	305	288

3.75%, 9/15/47	295	251

Bunge Ltd. Finance Corp.,

3.25%, 8/15/26	615	583

Sysco Corp.,

3.30%, 7/15/26	597	574

3.25%, 7/15/27	523	496

5.38%, 9/21/35	250	256

		2,448

Total Corporate Bonds

(Cost $495,968)		447,992

FOREIGN ISSUER BONDS – 7.2%

Advertising & Marketing – 0.0%

WPP Finance 2010,

3.75%, 9/19/24	150	146

Automotive – 0.1%

Honda Motor Co. Ltd.,

2.27%, 3/10/25	2,000	1,911

2.53%, 3/10/27	1,000	936

Mercedes-Benz Finance North America LLC,

8.50%, 1/18/31	175	222

		3,069

Banking – 1.9%

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 4.18%, 3/24/28 (2)	200	188

3.31%, 6/27/29	1,400	1,248

Bank of Montreal,

4.25%, 9/14/24	26	26

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Banking – 1.9% continued

2.65%, 3/8/27	$1,000	$923

Bank of Nova Scotia (The),

4.75%, 2/2/26	1,000	996

2.70%, 8/3/26	1,000	929

Barclays PLC,

(Variable, ICE LIBOR USD 3M + 1.61%), 3.93%, 5/7/25 (2)	550	535

(Variable, U.S. SOFR + 2.71%), 2.85%, 5/7/26 (2)	155	145

5.20%, 5/12/26	345	330

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.28%, 11/24/27 (2)	528	464

4.34%, 1/10/28	161	153

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.50%), 7.44%, 11/2/33 (2)	500	553

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 3.33%, 11/24/42 (2)	586	421

5.25%, 8/17/45	144	138

Canadian Imperial Bank of Commerce,

3.45%, 4/7/27	500	473

Cooperatieve Rabobank U.A.,

3.38%, 5/21/25	500	482

5.75%, 12/1/43	250	254

Credit Suisse A.G.,

1.25%, 8/7/26	366	309

Deutsche Bank A.G.,

(Variable, U.S. SOFR + 2.58%), 3.96%, 11/26/25 (2)	2,000	1,892

(Variable, U.S. SOFR + 3.65%), 7.08%, 2/10/34 (2)	500	464

HSBC Holdings PLC, (Variable, ICE LIBOR USD 3M +

1.21%), 3.80%, 3/11/25 (2)	1,000	978

(Variable, U.S. SOFR + 0.71%), 0.98%, 5/24/25 (2)	225	212

(Variable, U.S. SOFR + 1.40%), 2.63%, 11/7/25 (2)	636	602

4.30%, 3/8/26	306	296

(Variable, U.S. SOFR + 1.43%), 3.00%, 3/10/26 (2)	54	51

(Variable, ICE LIBOR USD 3M + 1.35%), 4.29%, 9/12/26 (2)	909	870

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   92   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Banking – 1.9% continued

(Variable, U.S. SOFR + 1.10%), 2.25%, 11/22/27 (2)	$874	$775

(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 3/13/28 (2)	200	188

(Variable, U.S. SOFR + 1.73%), 2.01%, 9/22/28 (2)	446	382

(Variable, U.S. SOFR + 1.97%), 6.16%, 3/9/29 (2)	1,000	1,028

(Variable, U.S. SOFR + 1.29%), 2.21%, 8/17/29 (2)	150	126

(Variable, U.S. SOFR + 1.95%), 2.36%, 8/18/31 (2)	1,300	1,048

(Variable, U.S. SOFR + 2.87%), 5.40%, 8/11/33 (2)	1,000	988

6.80%, 6/1/38	150	156

ING Groep N.V.,

(Variable, U.S. SOFR + 1.64%), 3.87%, 3/28/26 (2)	1,000	967

Lloyds Banking Group PLC,

4.58%, 12/10/25	2,095	1,977

4.34%, 1/9/48	500	389

Mitsubishi UFJ Financial Group, Inc.,

2.19%, 2/25/25	1,566	1,475

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.75%), 1.54%, 7/20/27 (2)	934	827

3.29%, 7/25/27	678	633

3.96%, 3/2/28	72	69

3.74%, 3/7/29	1,500	1,403

Mizuho Financial Group, Inc.,

(Variable, ICE LIBOR USD 3M + 1.07%), 2.59%, 5/25/31 (2)	1,000	833

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.80%), 5.75%, 5/27/34 (2)	500	511

National Australia Bank Ltd.,

3.38%, 1/14/26	1,000	967

NatWest Group PLC,

(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 3/22/25 (2)	250	245

(Variable, ICE LIBOR USD 3M + 1.75%), 4.89%, 5/18/29 (2)	1,000	960

Royal Bank of Canada,

0.65%, 7/29/24	208	196

4.65%, 1/27/26	600	591

3.88%, 5/4/32	1,000	924

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Banking – 1.9% continued

Sumitomo Mitsui Banking Corp.,

3.65%, 7/23/25	$500	$481

Sumitomo Mitsui Financial Group, Inc.,

2.70%, 7/16/24	2,000	1,930

3.54%, 1/17/28	1,250	1,157

2.13%, 7/8/30	1,000	815

Toronto-Dominion Bank (The),

1.95%, 1/12/27	2,052	1,837

Westpac Banking Corp.,

2.85%, 5/13/26	692	656

2.70%, 8/19/26	1,000	938

3.35%, 3/8/27	500	476

5.46%, 11/18/27	500	518

1.95%, 11/20/28	308	268

		40,666

Beverages – 0.3%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,

4.90%, 2/1/46	1,980	1,935

Anheuser-Busch InBev Worldwide, Inc.,

4.75%, 1/23/29	643	657

3.50%, 6/1/30	2,357	2,222

8.00%, 11/15/39	310	396

4.95%, 1/15/42	190	188

Diageo Capital PLC,

3.88%, 4/29/43	175	152

		5,550

Biotechnology & Pharmaceuticals – 0.2%

Astrazeneca Finance LLC,

1.20%, 5/28/26	38	35

AstraZeneca PLC,

3.13%, 6/12/27	31	29

1.38%, 8/6/30	1,031	840

6.45%, 9/15/37	450	531

4.00%, 9/18/42	250	228

GlaxoSmithKline Capital, Inc.,

3.88%, 5/15/28	1,000	981

5.38%, 4/15/34	150	160

6.38%, 5/15/38	274	323

4.20%, 3/18/43	276	249

Novartis Capital Corp.,

3.40%, 5/6/24	24	24

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   93   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Biotechnology & Pharmaceuticals – 0.2% continued

1.75%, 2/14/25	$51	$49

2.00%, 2/14/27	70	64

3.10%, 5/17/27	121	116

2.20%, 8/14/30	1,524	1,335

3.70%, 9/21/42	36	32

4.40%, 5/6/44	214	211

Takeda Pharmaceutical Co. Ltd.,

3.18%, 7/9/50	204	146

		5,353

Cable & Satellite – 0.0%

Grupo Televisa S.A.B.,

6.63%, 1/15/40	570	588

Chemicals – 0.0%

Nutrien Ltd.,

4.00%, 12/15/26	180	174

4.13%, 3/15/35	23	20

5.88%, 12/1/36	27	28

5.63%, 12/1/40	250	250

		472

E-Commerce Discretionary – 0.0%

Alibaba Group Holding Ltd.,

3.40%, 12/6/27	161	152

2.13%, 2/9/31	174	144

4.40%, 12/6/57	600	479

		775

Governmental Banks – 0.6%

Export-Import Bank of Korea,

2.63%, 5/26/26	1,000	937

Japan Bank for International Cooperation,

2.50%, 5/23/24	2,000	1,951

2.75%, 11/16/27	1,373	1,292

3.50%, 10/31/28	301	291

1.88%, 4/15/31	1,076	911

Kreditanstalt fuer Wiederaufbau,

1.38%, 8/5/24	3,000	2,881

0.38%, 7/18/25	1,500	1,381

2.88%, 4/3/28	1,215	1,169

0.00%, 4/18/36 (8)	500	305

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Governmental Banks – 0.6% continued

Landwirtschaftliche Rentenbank,

2.00%, 1/13/25	$1,000	$962

2.38%, 6/10/25	1,000	963

		13,043

Household Products – 0.1%

Unilever Capital Corp.,

2.00%, 7/28/26	674	630

2.90%, 5/5/27	326	309

5.90%, 11/15/32	125	140

		1,079

Institutional Financial Services – 0.2%

Brookfield Finance, Inc.,

4.35%, 4/15/30	2,000	1,863

Credit Suisse Group A.G.,

4.55%, 4/17/26	1,413	1,304

Nomura Holdings, Inc.,

5.39%, 7/6/27	1,200	1,178

		4,345

Insurance – 0.0%

Fairfax Financial Holdings Ltd.,

3.38%, 3/3/31	250	210

XL Group Ltd.,

5.25%, 12/15/43	250	248

		458

Medical Equipment & Devices – 0.0%

Koninklijke Philips N.V.,

6.88%, 3/11/38	225	259

5.00%, 3/15/42	100	93

		352

Metals & Mining – 0.1%

Barrick North America Finance LLC,

5.70%, 5/30/41	500	525

BHP Billiton Finance U.S.A. Ltd.,

4.13%, 2/24/42	310	280

Rio Tinto Alcan, Inc.,

6.13%, 12/15/33	100	111

5.75%, 6/1/35	100	106

Rio Tinto Finance U.S.A. PLC,

4.75%, 3/22/42	150	146

4.13%, 8/21/42	300	270

Southern Copper Corp.,

3.88%, 4/23/25	100	97

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   94   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Metals & Mining – 0.1% continued

7.50%, 7/27/35	$300	$350

6.75%, 4/16/40	90	101

		1,986

Oil & Gas Producers – 0.5%

BP Capital Markets PLC,

3.28%, 9/19/27	138	133

Canadian Natural Resources Ltd.,

3.85%, 6/1/27	1,695	1,623

7.20%, 1/15/32	15	16

6.45%, 6/30/33	135	140

6.75%, 2/1/39	200	212

Equinor ASA,

3.25%, 11/10/24	25	24

1.75%, 1/22/26	48	45

3.00%, 4/6/27	52	49

3.13%, 4/6/30	1,000	938

2.38%, 5/22/30	1,370	1,210

4.25%, 11/23/41	350	326

Shell International Finance B.V.,

2.88%, 5/10/26	33	31

2.50%, 9/12/26	1,131	1,065

3.88%, 11/13/28	9	9

2.38%, 11/7/29	287	254

4.13%, 5/11/35	100	96

3.63%, 8/21/42	430	362

4.55%, 8/12/43	60	57

4.38%, 5/11/45	390	360

3.75%, 9/12/46	230	194

3.13%, 11/7/49	290	216

Suncor Energy, Inc.,

7.15%, 2/1/32	200	221

5.95%, 12/1/34	50	52

6.80%, 5/15/38	130	143

TotalEnergies Capital International S.A.,

3.75%, 4/10/24	330	328

2.83%, 1/10/30	2,000	1,824

TransCanada PipeLines Ltd.,

4.75%, 5/15/38	100	93

6.10%, 6/1/40	375	387

		10,408

Regional – 0.2%

Province of British Columbia Canada,

7.25%, 9/1/36	175	230

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Regional – 0.2% continued

Province of Ontario Canada,

3.20%, 5/16/24	$3,374	$3,319

2.50%, 4/27/26	260	248

1.13%, 10/7/30	426	348

2.13%, 1/21/32	60	52

Province of Quebec Canada,

2.50%, 4/9/24	91	89

2.88%, 10/16/24	250	244

7.50%, 9/15/29	375	447

		4,977

Retail - Consumer Staples – 0.0%

Koninklijke Ahold Delhaize N.V.,

5.70%, 10/1/40	116	121

Semiconductors – 0.1%

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

3.40%, 5/1/30	2,000	1,798

Sovereign Government – 1.0%

Canada Government International Bond,

0.75%, 5/19/26	2,000	1,818

Chile Government International Bond,

3.13%, 1/21/26	500	484

2.75%, 1/31/27	1,000	942

3.50%, 1/25/50	210	157

3.10%, 1/22/61	500	325

Indonesia Government International Bond,

3.50%, 1/11/28	500	479

5.35%, 2/11/49	1,000	1,006

Israel Government International Bond,

4.50%, 1/30/43	200	189

3.88%, 7/3/50	1,500	1,250

Korea International Bond,

2.75%, 1/19/27	200	192

3.50%, 9/20/28	500	488

Mexico Government International Bond,

5.40%, 2/9/28	1,000	1,029

3.25%, 4/16/30	742	664

4.88%, 5/19/33	258	247

3.50%, 2/12/34 (9)	1	—

4.75%, 3/8/44	1,000	848

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   95   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Sovereign Government – 1.0% continued

5.55%, 1/21/45	$500	$470

4.60%, 1/23/46	500	410

4.35%, 1/15/47	500	395

Panama Government International Bond,

3.75%, 3/16/25	300	292

3.88%, 3/17/28	565	541

3.16%, 1/23/30	33	29

2.25%, 9/29/32	102	78

4.50%, 5/15/47	250	196

4.50%, 4/1/56	1,000	743

Peruvian Government International Bond,

7.35%, 7/21/25	500	528

6.55%, 3/14/37	500	543

5.63%, 11/18/50	600	603

Philippine Government International Bond,

10.63%, 3/16/25	500	556

5.50%, 3/30/26	200	205

7.75%, 1/14/31	500	589

6.38%, 10/23/34	500	560

5.00%, 1/13/37	500	500

3.70%, 2/2/42	500	408

Republic of Italy Government International Bond,

2.88%, 10/17/29	2,000	1,727

5.38%, 6/15/33	175	176

Uruguay Government International Bond,

7.63%, 3/21/36	250	313

4.13%, 11/20/45	400	367

5.10%, 6/18/50	750	750

		21,097

Specialty Finance – 0.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

3.50%, 1/15/25	83	79

6.50%, 7/15/25	183	184

3.88%, 1/23/28	123	114

3.30%, 1/30/32	1,000	828

		1,205

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Supranationals – 1.3%

Asian Development Bank,

2.50%, 11/2/27	$500	$473

1.88%, 1/24/30	500	444

4.00%, 1/12/33	2,000	2,047

Asian Infrastructure Investment Bank (The),

0.50%, 5/28/25	2,000	1,849

European Investment Bank,

2.25%, 6/24/24	2,000	1,949

2.50%, 10/15/24	1,000	974

2.13%, 4/13/26	1,500	1,426

3.75%, 2/14/33	1,500	1,517

4.88%, 2/15/36	200	222

Inter-American Development Bank,

2.13%, 1/15/25	500	483

2.00%, 6/2/26	803	756

1.13%, 7/20/28	197	172

3.13%, 9/18/28	1,000	970

1.13%, 1/13/31	1,000	828

3.88%, 10/28/41	200	192

International Bank for Reconstruction & Development,

2.50%, 11/25/24	600	583

2.13%, 3/3/25	700	673

0.63%, 4/22/25	3,000	2,796

0.38%, 7/28/25	5,000	4,602

2.50%, 7/29/25	500	484

0.50%, 10/28/25	3,000	2,749

2.50%, 3/29/32	1,000	912

4.75%, 2/15/35	25	27

Nordic Investment Bank,

2.25%, 5/21/24	1,000	975

		28,103

Technology Services – 0.0%

Thomson Reuters Corp.,

5.50%, 8/15/35	150	151

5.65%, 11/23/43	285	274

		425

Telecommunications – 0.3%

America Movil S.A.B. de C.V.,

6.13%, 11/15/37	505	549

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   96   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Telecommunications – 0.3% continued

Bell Telephone Co. of Canada or Bell Canada (The),

4.46%, 4/1/48	$500	$440

British Telecommunications PLC,

9.63%, 12/15/30	100	125

Deutsche Telekom International Finance B.V.,

8.75%, 6/15/30	400	489

Orange S.A.,

9.00%, 3/1/31	610	766

Rogers Communications, Inc.,

3.63%, 12/15/25	1,000	963

4.50%, 3/15/43	45	38

5.45%, 10/1/43	49	46

5.00%, 3/15/44	81	73

Telefonica Emisiones S.A.,

4.10%, 3/8/27	1,010	977

5.21%, 3/8/47	570	499

5.52%, 3/1/49	250	226

Vodafone Group PLC,

4.13%, 5/30/25	895	885

7.88%, 2/15/30	15	17

6.15%, 2/27/37	165	176

4.38%, 2/19/43	95	81

		6,350

Tobacco & Cannabis – 0.1%

BAT Capital Corp.,

4.70%, 4/2/27	141	138

4.91%, 4/2/30	1,104	1,066

4.74%, 3/16/32	136	126

Reynolds American, Inc.,

7.25%, 6/15/37	250	272

6.15%, 9/15/43	65	62

5.85%, 8/15/45	795	717

		2,381

Transportation & Logistics – 0.1%

Canadian National Railway Co.,

2.75%, 3/1/26	250	239

6.90%, 7/15/28	25	28

6.25%, 8/1/34	15	17

6.20%, 6/1/36	40	45

6.38%, 11/15/37	20	23

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Transportation & Logistics – 0.1% continued

Canadian Pacific Railway Co.,

5.95%, 5/15/37	$710	$762

		1,114

Total Foreign Issuer Bonds

(Cost $167,815)		155,861

U.S. GOVERNMENT AGENCIES – 29.1% (10)

Fannie Mae – 13.0%

1.75%, 7/2/24	2,000	1,930

2.63%, 9/6/24	1,000	976

0.50%, 6/17/25	4,000	3,696

2.13%, 4/24/26	1,000	950

1.88%, 9/24/26	1,000	936

7.13%, 1/15/30	1,500	1,797

0.88%, 8/5/30	1,000	816

6.63%, 11/15/30	200	237

5.63%, 7/15/37	500	580

Fannie Mae-Aces, Series 2014-M3, Class A2,

3.50%, 1/25/24	55	54

Fannie Mae-Aces, Series 2015-M1, Class A2,

2.53%, 9/25/24	100	97

Fannie Mae-Aces, Series 2015-M11, Class A2,

2.85%, 4/25/25(11)	450	435

Fannie Mae-Aces, Series 2016-M3, Class A2,

2.70%, 2/25/26	81	77

Fannie Mae-Aces, Series 2016-M4, Class A2,

2.58%, 3/25/26	85	81

Fannie Mae-Aces, Series 2016-M7, Class AV2,

2.16%, 10/25/23	26	26

Fannie Mae-Aces, Series 2016-M9, Class A2,

2.29%, 6/25/26	98	92

Fannie Mae-Aces, Series 2017-M1, Class A2,

2.42%, 10/25/26(11)	76	71

Fannie Mae-Aces, Series 2017-M11, Class A2,

2.98%, 8/25/29	125	117

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   97   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Fannie Mae-Aces, Series 2017-M14, Class A2,

2.87%, 11/25/27(11)	$247	$233

Fannie Mae-Aces, Series 2017-M2, Class A2,

2.82%, 2/25/27(11)	65	62

Fannie Mae-Aces, Series 2017-M4, Class A2,

2.55%, 12/25/26(11)	106	99

Fannie Mae-Aces, Series 2017-M8, Class A2,

3.06%, 5/25/27	261	249

Fannie Mae-Aces, Series 2018-M1, Class A2,

2.99%, 12/25/27(11)	178	169

Fannie Mae-Aces, Series 2018-M10, Class A2,

3.36%, 7/25/28(11)	200	192

Fannie Mae-Aces, Series 2018-M12, Class A2,

3.63%, 8/25/30(11)	110	106

Fannie Mae-Aces, Series 2018-M13, Class A2,

3.74%, 9/25/30(11)	158	154

Fannie Mae-Aces, Series 2018-M2, Class A2,

2.91%, 1/25/28(11)	119	112

Fannie Mae-Aces, Series 2018-M3, Class A2,

3.07%, 2/25/30(11)	88	82

Fannie Mae-Aces, Series 2018-M4, Class A2,

3.09%, 3/25/28(11)	80	76

Fannie Mae-Aces, Series 2018-M8, Class A2,

3.30%, 6/25/28(11)	91	87

Fannie Mae-Aces, Series 2019-M18, Class A2,

2.47%, 8/25/29	193	174

Fannie Mae-Aces, Series 2019-M4, Class A2,

3.61%, 2/25/31	147	141

Fannie Mae-Aces, Series 2019-M7, Class A2,

3.14%, 4/25/29	166	157

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Fannie Mae-Aces, Series 2019-M9, Class A2,

2.94%, 6/25/29	$171	$159

Fannie Mae-Aces, Series 2020-M20, Class A2,

1.44%, 10/25/29	500	417

Fannie Mae-Aces, Series 2020-M42, Class A2,

1.27%, 7/25/30	200	163

Fannie Mae-Aces, Series 2020-M46, Class A2,

1.32%, 5/25/30	500	413

Fannie Mae-Aces, Series 2020-M52, Class A2,

1.32%, 10/25/30(11)	350	284

Fannie Mae-Aces, Series 2021-M11, Class A2,

1.46%, 3/25/31(11)	200	160

Fannie Mae-Aces, Series 2022-M1, Class A2,

1.67%, 10/25/31(11)	200	163

Fannie Mae-Aces, Series 2022-M10, Class A2,

1.94%, 1/25/32(11)	250	207

Pool #256925,

6.00%, 10/1/37	6	6

Pool #256959,

6.00%, 11/1/37	37	39

Pool #257042,

6.50%, 1/1/38	76	81

Pool #257106,

4.50%, 1/1/28	1	1

Pool #257237,

4.50%, 6/1/28	7	7

Pool #707791,

5.00%, 6/1/33	39	39

Pool #725425,

5.50%, 4/1/34	17	17

Pool #730811,

4.50%, 8/1/33	31	31

Pool #735222,

5.00%, 2/1/35	9	10

Pool #735358,

5.50%, 2/1/35	40	42

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   98   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #735502,

6.00%, 4/1/35	$6	$6

Pool #737853,

5.00%, 9/1/33	77	78

Pool #745336,

5.00%, 3/1/36	199	203

Pool #745418,

5.50%, 4/1/36	14	15

Pool #745754,

5.00%, 9/1/34	142	145

Pool #745826,

6.00%, 7/1/36	58	60

Pool #747383,

5.50%, 10/1/33	47	47

Pool #755632,

5.00%, 4/1/34	28	29

Pool #772730,

5.00%, 4/1/34	26	26

Pool #790406,

6.00%, 9/1/34	22	23

Pool #793666,

5.50%, 9/1/34	15	15

Pool #796250,

5.50%, 11/1/34	22	23

Pool #800471,

5.50%, 10/1/34	31	31

Pool #817795,

6.00%, 8/1/36	8	8

Pool #826057,

5.00%, 7/1/35	26	26

Pool #826585,

5.00%, 8/1/35	45	46

Pool #828523,

5.00%, 7/1/35	18	19

Pool #831676,

6.50%, 8/1/36	4	4

Pool #833067,

5.50%, 9/1/35	82	85

Pool #833163,

5.00%, 9/1/35	30	30

Pool #845425,

6.00%, 2/1/36	12	13

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #868435,

6.00%, 4/1/36	$60	$62

Pool #869710,

6.00%, 4/1/36	16	16

Pool #871135,

6.00%, 1/1/37	17	18

Pool #881818,

6.50%, 8/1/36	11	11

Pool #885866,

6.00%, 6/1/36	64	66

Pool #888100,

5.50%, 9/1/36	73	76

Pool #888205,

6.50%, 2/1/37	17	18

Pool #889224,

5.50%, 1/1/37	77	80

Pool #889401,

6.00%, 3/1/38	33	35

Pool #889415,

6.00%, 5/1/37	148	154

Pool #889579,

6.00%, 5/1/38	71	74

Pool #889630,

6.50%, 3/1/38	7	8

Pool #889970,

5.00%, 12/1/36	54	55

Pool #890234,

6.00%, 10/1/38	32	34

Pool #890796,

3.50%, 12/1/45	593	562

Pool #893363,

5.00%, 6/1/36	11	11

Pool #893366,

5.00%, 4/1/35	27	27

Pool #898417,

6.00%, 10/1/36	10	10

Pool #899079,

5.00%, 3/1/37	19	19

Pool #902414,

5.50%, 11/1/36	52	54

Pool #906090,

5.50%, 1/1/37	57	58

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   99   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #918515,

5.00%, 6/1/37	$31	$32

Pool #923123,

5.00%, 4/1/36	8	8

Pool #923166,

7.50%, 1/1/37	5	5

Pool #928261,

4.50%, 3/1/36	36	36

Pool #928584,

6.50%, 8/1/37	102	107

Pool #928909,

6.00%, 12/1/37(12)	—	—

Pool #928915,

6.00%, 11/1/37	3	3

Pool #930606,

4.00%, 2/1/39	157	154

Pool #931195,

4.50%, 5/1/24	8	8

Pool #932023,

5.00%, 1/1/38	26	26

Pool #932741,

4.50%, 4/1/40	134	135

Pool #934466,

5.50%, 9/1/23	2	2

Pool #940623,

5.50%, 8/1/37	10	10

Pool #943388,

6.00%, 6/1/37	37	38

Pool #943617,

6.00%, 8/1/37	21	22

Pool #945876,

5.50%, 8/1/37	4	4

Pool #947216,

6.00%, 10/1/37	22	23

Pool #953018,

6.50%, 10/1/37	33	35

Pool #953910,

6.00%, 11/1/37	20	21

Pool #955771,

6.50%, 10/1/37	11	12

Pool #959604,

6.50%, 11/1/37	5	5

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #959880,

5.50%, 11/1/37	$5	$5

Pool #962687,

5.00%, 4/1/38	40	41

Pool #963735,

4.50%, 6/1/23	1	1

Pool #965389,

6.00%, 10/1/23	1	1

Pool #968037,

6.00%, 1/1/38	24	24

Pool #969632,

6.50%, 1/1/38	16	16

Pool #970013,

4.50%, 6/1/38	68	68

Pool #972452,

5.50%, 3/1/38	44	45

Pool #975365,

5.00%, 6/1/23(12)	—	—

Pool #981704,

5.00%, 6/1/23	1	1

Pool #981854,

5.50%, 7/1/38	15	15

Pool #984075,

4.50%, 6/1/23(12)	—	—

Pool #986760,

5.50%, 7/1/38	106	109

Pool #992472,

6.00%, 10/1/38	8	9

Pool #992491,

4.50%, 10/1/23	1	1

Pool #995018,

5.50%, 6/1/38	23	24

Pool #995203,

5.00%, 7/1/35	165	167

Pool #995266,

5.00%, 12/1/23	1	1

Pool #995879,

6.00%, 4/1/39	31	33

Pool #AA0649,

5.00%, 12/1/38	122	125

Pool #AA2939,

4.50%, 4/1/39	209	210

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   100   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AA4482,

4.00%, 4/1/39	$144	$141

Pool #AA4562,

4.50%, 9/1/39	190	190

Pool #AA8978,

4.50%, 7/1/39	34	34

Pool #AA9357,

4.50%, 8/1/39	125	126

Pool #AB1048,

4.50%, 5/1/40	183	184

Pool #AB2067,

3.50%, 1/1/41	315	302

Pool #AB2092,

4.00%, 1/1/41	186	182

Pool #AB2272,

4.50%, 2/1/41	248	249

Pool #AB2693,

4.50%, 4/1/41	164	165

Pool #AB2768,

4.50%, 4/1/41	181	182

Pool #AB3035,

5.00%, 5/1/41	320	327

Pool #AB3246,

5.00%, 7/1/41	65	67

Pool #AB4057,

4.00%, 12/1/41	622	608

Pool #AB4293,

3.50%, 1/1/42	343	328

Pool #AB5049,

4.00%, 4/1/42	430	421

Pool #AB6016,

3.50%, 8/1/42	210	200

Pool #AB6472,

2.00%, 10/1/27	133	127

Pool #AB7076,

3.00%, 11/1/42	1,022	943

Pool #AB7503,

3.00%, 1/1/43	371	342

Pool #AB7733,

3.00%, 1/1/43	807	744

Pool #AB8787,

2.00%, 3/1/28	298	284

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AB9019,

3.00%, 4/1/43	$416	$383

Pool #AB9136,

2.50%, 4/1/43	45	40

Pool #AB9990,

3.00%, 7/1/33	94	89

Pool #AC3263,

4.50%, 9/1/29	54	54

Pool #AC4861,

4.50%, 11/1/24	17	17

Pool #AC5040,

4.00%, 10/1/24	14	14

Pool #AC6118,

4.50%, 11/1/39	75	76

Pool #AC8518,

5.00%, 12/1/39	117	119

Pool #AD0119,

6.00%, 7/1/38	93	97

Pool #AD0585,

4.50%, 12/1/39	197	198

Pool #AD0639,

6.00%, 12/1/38	38	39

Pool #AD0969,

5.50%, 8/1/37	122	126

Pool #AD5241,

4.50%, 7/1/40	87	88

Pool #AD5525,

5.00%, 6/1/40	134	136

Pool #AD5556,

4.00%, 6/1/25	16	16

Pool #AD7859,

5.00%, 6/1/40	64	65

Pool #AE0949,

4.00%, 2/1/41	305	295

Pool #AE0971,

4.00%, 5/1/25	6	6

Pool #AE0981,

3.50%, 3/1/41	230	219

Pool #AE1807,

4.00%, 10/1/40	342	335

Pool #AE3873,

4.50%, 10/1/40	77	78

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   101   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AE5436,

4.50%, 10/1/40	$88	$89

Pool #AE7758,

3.50%, 11/1/25	26	25

Pool #AH0525,

4.00%, 12/1/40	315	308

Pool #AH1295,

3.50%, 1/1/26	55	54

Pool #AH3226,

5.00%, 2/1/41	38	39

Pool #AH4158,

4.00%, 1/1/41	61	60

Pool #AH4450,

3.00%, 1/1/26	28	27

Pool #AH5573,

4.00%, 2/1/41	345	338

Pool #AH5614,

3.50%, 2/1/26	52	51

Pool #AH8854,

4.50%, 4/1/41	83	84

Pool #AI1247,

4.00%, 4/1/26	25	25

Pool #AI3470,

4.50%, 6/1/41	111	112

Pool #AI4361,

(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 8.09% Cap), 4.05%, 9/1/41(13)	2	2

Pool #AI4380,

(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 7.93% Cap), 4.05%, 11/1/41(13)	5	5

Pool #AI5603,

4.50%, 7/1/41	76	76

Pool #AI7743,

4.00%, 8/1/41	60	59

Pool #AI9555,

4.00%, 9/1/41	175	172

Pool #AI9828,

(Floating, ICE LIBOR USD 1Y + 1.82%, 1.82% Floor, 7.91% Cap), 4.07%, 11/1/41(13)	4	4

Pool #AJ4093,

3.50%, 10/1/26	15	15

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AJ4408,

4.50%, 10/1/41	$71	$70

Pool #AJ6086,

3.00%, 12/1/26	51	50

Pool #AJ9152,

3.50%, 12/1/26	204	200

Pool #AJ9218,

4.00%, 2/1/42	284	278

Pool #AJ9326,

3.50%, 1/1/42	595	567

Pool #AJ9355,

3.00%, 1/1/27	112	109

Pool #AK4813,

3.50%, 3/1/42	204	194

Pool #AK4945,

3.50%, 2/1/42	160	153

Pool #AK7766,

2.50%, 3/1/27	138	134

Pool #AK9444,

4.00%, 3/1/42	35	34

Pool #AL0442,

5.50%, 6/1/40	37	38

Pool #AL1849,

6.00%, 2/1/39	154	161

Pool #AL1939,

3.50%, 6/1/42	521	498

Pool #AL2243,

4.00%, 3/1/42	374	366

Pool #AL2303,

4.50%, 6/1/26	15	15

Pool #AL2397,

(Floating, ICE LIBOR USD 1Y + 1.72%, 1.72% Floor, 7.78% Cap), 4.00%, 8/1/42(13)	5	5

Pool #AL3396,

2.50%, 3/1/28	143	138

Pool #AL3803,

3.00%, 6/1/28	239	233

Pool #AL4408,

4.50%, 11/1/43	499	499

Pool #AL4462,

2.50%, 6/1/28	270	259

Pool #AL4908,

4.00%, 2/1/44	418	411

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   102   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AL5167,

3.50%, 1/1/34	$97	$95

Pool #AL5254,

3.00%, 11/1/27	167	162

Pool #AL5377,

4.00%, 6/1/44	1,229	1,209

Pool #AL5734,

3.50%, 9/1/29	264	257

Pool #AL5785,

4.00%, 9/1/44	705	695

Pool #AL6488,

3.50%, 8/1/43	276	263

Pool #AL7807,

3.00%, 11/1/30	244	234

Pool #AL8469,

3.50%, 4/1/31	171	167

Pool #AL8908,

3.00%, 8/1/46	395	364

Pool #AL8951,

3.00%, 8/1/46	345	317

Pool #AL9582,

3.00%, 12/1/31	429	409

Pool #AO0752,

3.00%, 4/1/42	226	209

Pool #AO0800,

3.00%, 4/1/27	111	108

Pool #AO2973,

3.50%, 5/1/42	729	696

Pool #AO4136,

3.50%, 6/1/42	294	281

Pool #AO7970,

2.50%, 6/1/27	79	76

Pool #AO8629,

3.50%, 7/1/42	122	117

Pool #AP6273,

3.00%, 10/1/42	294	271

Pool #AQ6784,

3.50%, 12/1/42	277	265

Pool #AQ8185,

2.50%, 1/1/28	58	56

Pool #AQ8647,

3.50%, 12/1/42	461	440

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AR1706,

2.50%, 1/1/28	$825	$794

Pool #AR3054,

3.00%, 1/1/28	213	206

Pool #AR3792,

3.00%, 2/1/43	239	221

Pool #AR8151,

3.00%, 3/1/43	524	483

Pool #AR9188,

2.50%, 3/1/43	70	62

Pool #AR9582,

3.00%, 3/1/43	194	179

Pool #AS0018,

3.00%, 7/1/43	211	195

Pool #AS0275,

3.00%, 8/1/33	126	119

Pool #AS3294,

4.00%, 9/1/44	416	406

Pool #AS3600,

3.00%, 10/1/29	542	520

Pool #AS3657,

4.50%, 10/1/44	250	250

Pool #AS4085,

4.00%, 12/1/44	203	199

Pool #AS4306,

3.00%, 1/1/45	283	260

Pool #AS4458,

3.50%, 2/1/45	1,148	1,086

Pool #AS4715,

3.00%, 4/1/45	417	384

Pool #AS5090,

2.50%, 6/1/30	136	129

Pool #AS5324,

2.50%, 7/1/30	245	232

Pool #AS5500,

3.00%, 7/1/35	127	119

Pool #AS5666,

4.00%, 8/1/45	281	274

Pool #AS5892,

3.50%, 10/1/45	317	299

Pool #AS6192,

3.50%, 11/1/45	943	891

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   103   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AS6262,

3.50%, 11/1/45	$402	$379

Pool #AS6332,

3.50%, 12/1/45	470	444

Pool #AS6398,

3.50%, 12/1/45	335	316

Pool #AS6730,

3.50%, 2/1/46	513	486

Pool #AS6887,

2.50%, 3/1/31	277	262

Pool #AS7149,

3.00%, 5/1/46	654	601

Pool #AS7157,

3.00%, 5/1/46	228	209

Pool #AS7247,

4.00%, 5/1/46	118	115

Pool #AS7343,

3.00%, 6/1/46	225	206

Pool #AS7480,

2.00%, 7/1/31	72	66

Pool #AS7580,

3.00%, 7/1/46	268	246

Pool #AS8067,

3.00%, 10/1/46	610	559

Pool #AS8074,

3.00%, 10/1/46	200	183

Pool #AS8178,

3.00%, 10/1/36	73	68

Pool #AS8194,

2.50%, 10/1/31	975	920

Pool #AS8424,

3.00%, 12/1/36	122	114

Pool #AS8483,

3.00%, 12/1/46	399	366

Pool #AS8591,

2.00%, 1/1/32	162	150

Pool #AS8699,

4.00%, 1/1/47	680	662

Pool #AS8960,

4.00%, 3/1/47	237	229

Pool #AS9505,

3.00%, 4/1/32	257	246

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AS9615,

4.50%, 5/1/47	$152	$152

Pool #AT0666,

3.50%, 4/1/43	257	245

Pool #AT2720,

3.00%, 5/1/43	532	491

Pool #AT3180,

3.00%, 5/1/43	258	238

Pool #AU1657,

2.50%, 7/1/28	148	142

Pool #AU1689,

3.50%, 8/1/43	1,150	1,097

Pool #AU3164,

3.00%, 8/1/33	117	111

Pool #AU5918,

3.00%, 9/1/43	628	579

Pool #AU5919,

3.50%, 9/1/43	411	392

Pool #AV2339,

4.00%, 12/1/43	204	200

Pool #AW8167,

3.50%, 2/1/42	187	178

Pool #AW8595,

3.00%, 8/1/29	132	127

Pool #AX2163,

3.50%, 11/1/44	217	206

Pool #AX4413,

4.00%, 11/1/44	325	317

Pool #AX4839,

3.50%, 11/1/44	344	326

Pool #AX6139,

4.00%, 11/1/44	541	528

Pool #AY0544,

2.50%, 8/1/27	302	292

Pool #AY3062,

3.00%, 11/1/26	109	106

Pool #AY9555,

3.00%, 5/1/45	340	313

Pool #AZ1449,

3.00%, 7/1/45	223	205

Pool #AZ2936,

3.00%, 9/1/45	166	153

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   104   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #AZ2947,

4.00%, 9/1/45	$314	$306

Pool #AZ4775,

3.50%, 10/1/45	219	207

Pool #AZ6684,

3.00%, 2/1/31	352	337

Pool #BA2911,

3.00%, 11/1/30	125	119

Pool #BC0326,

3.50%, 12/1/45	165	155

Pool #BC0822,

3.50%, 4/1/46	1,392	1,314

Pool #BC1105,

3.50%, 2/1/46	627	592

Pool #BC1510,

3.00%, 8/1/46	208	190

Pool #BC9096,

3.50%, 12/1/46	284	269

Pool #BE3171,

2.50%, 2/1/32	294	276

Pool #BH1130,

3.50%, 4/1/32	186	181

Pool #BH7032,

3.50%, 12/1/47	128	120

Pool #BH7106,

3.50%, 1/1/48	296	279

Pool #BH9215,

3.50%, 1/1/48	541	509

Pool #BJ0648,

3.50%, 3/1/48	298	281

Pool #BJ9181,

5.00%, 5/1/48	261	264

Pool #BJ9260,

4.00%, 4/1/48	242	235

Pool #BJ9977,

4.00%, 5/1/48	180	175

Pool #BK0276,

4.00%, 9/1/48	94	92

Pool #BK0920,

4.00%, 7/1/48	420	408

Pool #BK0922,

4.50%, 7/1/48	72	72

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #BK3044,

2.50%, 9/1/50	$483	$417

Pool #BK4740,

4.00%, 8/1/48	125	122

Pool #BK4764,

4.00%, 8/1/48	119	115

Pool #BK4816,

4.00%, 9/1/48	179	173

Pool #BM1787,

4.00%, 9/1/47	669	652

Pool #BM2001,

3.50%, 12/1/46	84	79

Pool #BM3286,

4.50%, 11/1/47	51	52

Pool #BM5288,

3.50%, 1/1/34	150	146

Pool #BM5466,

2.50%, 10/1/43	380	333

Pool #BM5804,

5.00%, 1/1/49	239	241

Pool #BN1176,

4.50%, 11/1/48	104	103

Pool #BN1628,

4.50%, 11/1/48	80	80

Pool #BN5947,

3.50%, 6/1/49	183	172

Pool #BN6097,

4.00%, 6/1/49	725	701

Pool #BN6683,

3.50%, 6/1/49	272	255

Pool #BN8985,

2.00%, 3/1/51	350	290

Pool #BN9007,

2.00%, 3/1/51	2,270	1,882

Pool #BO1012,

3.50%, 8/1/49	104	98

Pool #BO1021,

3.50%, 8/1/49	130	122

Pool #BO1169,

3.50%, 7/1/49	87	82

Pool #BO1444,

3.00%, 10/1/49	221	201

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   105   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #BO1461,

3.00%, 10/1/49	$129	$116

Pool #BO3181,

2.50%, 10/1/49	475	412

Pool #BO4708,

3.00%, 11/1/49	398	360

Pool #BO8620,

3.00%, 12/1/49	433	393

Pool #BP3454,

5/1/36(14)	485	437

Pool #BP4660,

2.50%, 5/1/50	139	120

Pool #BP6496,

2.00%, 7/1/35	753	681

Pool #BP6626,

2.00%, 8/1/50	884	734

Pool #BP6683,

2.50%, 9/1/50	613	529

Pool #BP7273,

2.50%, 8/1/50	370	320

Pool #BP7585,

2.00%, 9/1/50	2,950	2,447

Pool #BQ0202,

2.50%, 8/1/50	488	425

Pool #BQ1147,

2.50%, 10/1/50	684	591

Pool #BQ1351,

2.50%, 8/1/50	601	519

Pool #BQ4077,

2.00%, 12/1/50	900	746

Pool #BQ5056,

2.00%, 10/1/50	344	286

Pool #BQ5979,

2.00%, 11/1/50	1,514	1,255

Pool #BR1035,

2.00%, 5/1/51	5,893	4,874

Pool #BR4450,

1.50%, 2/1/36	750	659

Pool #BR6042,

2.00%, 2/1/51	2,058	1,706

Pool #BR9755,

2.00%, 4/1/51	1,483	1,243

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #BR9761,

2.00%, 4/1/51	$1,072	$888

Pool #BT1034,

2.00%, 7/1/51	2,019	1,674

Pool #BT4528,

2.50%, 9/1/51	10,126	8,871

Pool #BT8308,

4.50%, 8/1/52	869	852

Pool #BT9031,

2.00%, 8/1/41	885	761

Pool #BU0066,

2.50%, 10/1/51	1,060	914

Pool #BX1915,

6.00%, 1/1/53	995	1,025

Pool #CA0110,

3.50%, 8/1/47	246	232

Pool #CA0619,

4.00%, 10/1/47	74	72

Pool #CA0620,

4.00%, 10/1/47	937	910

Pool #CA0656,

3.50%, 11/1/47	746	703

Pool #CA0859,

3.50%, 12/1/47	531	500

Pool #CA0917,

3.50%, 12/1/47	442	417

Pool #CA1370,

4.00%, 3/1/48	251	244

Pool #CA1378,

4.00%, 3/1/48	189	184

Pool #CA1564,

4.50%, 4/1/48	86	86

Pool #CA1711,

4.50%, 5/1/48	256	255

Pool #CA1902,

4.50%, 6/1/48	271	270

Pool #CA1909,

4.50%, 6/1/48	130	129

Pool #CA1951,

4.00%, 7/1/48	140	136

Pool #CA1952,

4.50%, 6/1/48	61	61

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   106   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #CA2056,

4.50%, 7/1/48	$74	$74

Pool #CA2208,

4.50%, 8/1/48	79	79

Pool #CA2256,

3.50%, 8/1/33	147	143

Pool #CA2366,

3.50%, 9/1/48	83	78

Pool #CA2375,

4.00%, 9/1/48	359	349

Pool #CA2559,

4.00%, 11/1/33	156	154

Pool #CA2729,

4.50%, 11/1/48	351	349

Pool #CA3640,

4.00%, 6/1/49	343	332

Pool #CA4029,

4.00%, 8/1/49	874	845

Pool #CA4143,

3.00%, 9/1/49	2,665	2,415

Pool #CA4420,

3.00%, 10/1/49	401	364

Pool #CA4792,

3.00%, 12/1/49	227	206

Pool #CA5020,

3.50%, 1/1/50	476	446

Pool #CA5452,

3.00%, 3/1/50	739	668

Pool #CA5508,

3.00%, 4/1/50	908	820

Pool #CA5700,

2.50%, 5/1/50	14,812	12,948

Pool #CA6072,

2.50%, 6/1/50	377	327

Pool #CA6074,

2.50%, 6/1/50	532	461

Pool #CA6144,

2.50%, 6/1/50	623	539

Pool #CA6290,

3.00%, 7/1/50	478	433

Pool #CA6305,

2.50%, 7/1/50	1,068	923

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #CA6339,

2.50%, 7/1/50	$1,066	$921

Pool #CA6346,

2.50%, 7/1/50	624	539

Pool #CA6563,

2.50%, 8/1/35	547	509

Pool #CA6601,

2.50%, 8/1/50	461	400

Pool #CA6951,

2.50%, 9/1/50	434	376

Pool #CA6962,

2.50%, 9/1/50	637	555

Pool #CA6986,

2.00%, 9/1/50	2,167	1,806

Pool #CA7019,

2.00%, 9/1/50	1,202	997

Pool #CA7216,

2.00%, 10/1/50	2,633	2,184

Pool #CA7232,

2.50%, 10/1/50	1,256	1,085

Pool #CA7600,

2.50%, 11/1/50	1,240	1,071

Pool #CA7697,

1.50%, 11/1/50	3,278	2,581

Pool #CA7736,

2.50%, 11/1/50	1,253	1,088

Pool #CA8043,

2.50%, 12/1/50	769	667

Pool #CA9143,

2.00%, 2/1/36	938	846

Pool #CA9355,

2.00%, 3/1/41	496	429

Pool #CA9418,

1.50%, 3/1/36	544	479

Pool #CB0325,

2.00%, 4/1/51	1,691	1,401

Pool #CB1903,

2.50%, 10/1/51	1,711	1,492

Pool #CB2049,

2.50%, 11/1/51	1,797	1,550

Pool #CB2079,

2.00%, 11/1/51	5,466	4,527

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   107   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #CB3597,

3.50%, 5/1/52	$1,628	$1,513

Pool #CB3705,

5/1/37(14)	277	263

Pool #CB4377,

4.00%, 8/1/52	576	551

Pool #FM1496,

3.50%, 9/1/49	1,336	1,254

Pool #FM1708,

3.00%, 12/1/45	262	242

Pool #FM1742,

3.00%, 10/1/49	246	223

Pool #FM1938,

4.50%, 9/1/49	420	418

Pool #FM2305,

3.50%, 2/1/50	658	617

Pool #FM2715,

3.00%, 3/1/50	163	148

Pool #FM2778,

3.00%, 3/1/50	1,058	959

Pool #FM2963,

3.00%, 2/1/50	4,551	4,130

Pool #FM3125,

3.50%, 3/1/50	959	905

Pool #FM3225,

3.00%, 5/1/50	603	546

Pool #FM3610,

4.00%, 6/1/50	319	309

Pool #FM3747,

2.50%, 8/1/50	994	862

Pool #FM3969,

2.50%, 8/1/43	388	340

Pool #FM4055,

2.50%, 8/1/50	6,573	5,681

Pool #FM4149,

3.00%, 9/1/50	3,091	2,791

Pool #FM4193,

2.50%, 9/1/50	707	618

Pool #FM4476,

2.00%, 10/1/50	1,762	1,462

Pool #FM4544,

2.00%, 10/1/50	939	779

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #FM4598,

2.00%, 11/1/40	$215	$186

Pool #FM4633,

2.00%, 10/1/50	941	782

Pool #FM4734,

2.00%, 11/1/35	1,186	1,073

Pool #FM4762,

2.00%, 11/1/50	1,440	1,209

Pool #FM4799,

2.00%, 11/1/50	775	643

Pool #FM4868,

2.00%, 11/1/50	1,341	1,115

Pool #FM4934,

2.00%, 11/1/35	732	664

Pool #FM4951,

1.50%, 11/1/35	588	517

Pool #FM5026,

2.00%, 12/1/50	1,310	1,089

Pool #FM5087,

2.00%, 12/1/50	508	422

Pool #FM5210,

2.00%, 12/1/50	2,427	2,040

Pool #FM5534,

2.00%, 1/1/41	319	276

Pool #FM5570,

2.00%, 1/1/36	731	661

Pool #FM5580,

1.50%, 1/1/36	746	656

Pool #FM5849,

2.00%, 12/1/50	976	809

Pool #FM6055,

2.00%, 2/1/51	2,006	1,663

Pool #FM6099,

2.00%, 2/1/51	1,958	1,624

Pool #FM6338,

2.00%, 2/1/51	1,246	1,034

Pool #FM6496,

2.00%, 2/1/51	582	488

Pool #FM6511,

2.00%, 3/1/36	2,044	1,849

Pool #FM6550,

2.00%, 3/1/51	406	338

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   108   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #FM6943,

2.00%, 4/1/51	$1,376	$1,151

Pool #FM6964,

2.00%, 5/1/51	1,112	932

Pool #FM6991,

2.00%, 4/1/51	1,620	1,343

Pool #FM7078,

2.00%, 4/1/51	1,324	1,111

Pool #FM7080,

2.00%, 4/1/51	686	575

Pool #FM7360,

2.00%, 5/1/41	427	369

Pool #FM7411,

2.00%, 5/1/51	3,277	2,710

Pool #FM7429,

1.50%, 5/1/36	1,712	1,505

Pool #FM7622,

2.00%, 5/1/51	866	726

Pool #FM8146,

2.00%, 7/1/36	1,624	1,466

Pool #FM8848,

2.50%, 9/1/41	883	788

Pool #FS0153,

2.00%, 12/1/36	2,632	2,376

Pool #FS1096,

2.00%, 1/1/51	1,425	1,182

Pool #FS2039,

2.00%, 2/1/51	941	781

Pool #FS2442,

4.00%, 7/1/52	897	862

Pool #FS2815,

4.00%, 9/1/52	486	469

Pool #FS3086,

5.50%, 10/1/52	1,872	1,902

Pool #FS3402,

5.00%, 11/1/52	395	396

Pool #FS3421,

5.00%, 12/1/52	394	393

Pool #FS3452,

5.00%, 12/1/52	694	706

Pool #FS3747,

5.50%, 12/1/52	783	791

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #FS3762,

5.00%, 12/1/52	$498	$499

Pool #MA0361,

4.00%, 3/1/30	45	44

Pool #MA0711,

3.50%, 4/1/31	81	80

Pool #MA0976,

3.50%, 2/1/32	180	177

Pool #MA1138,

3.50%, 8/1/32	139	135

Pool #MA1141,

3.00%, 8/1/32	65	61

Pool #MA1200,

3.00%, 10/1/32	374	353

Pool #MA1511,

2.50%, 7/1/33	125	116

Pool #MA2320,

3.00%, 7/1/35	288	271

Pool #MA2473,

3.50%, 12/1/35	116	112

Pool #MA2512,

4.00%, 1/1/46	142	139

Pool #MA2670,

3.00%, 7/1/46	634	581

Pool #MA2672,

3.00%, 7/1/36	144	135

Pool #MA2705,

3.00%, 8/1/46	459	421

Pool #MA2737,

3.00%, 9/1/46	210	193

Pool #MA2771,

3.00%, 10/1/46	229	209

Pool #MA2775,

2.50%, 10/1/31	145	137

Pool #MA2781,

2.50%, 10/1/46	169	148

Pool #MA2804,

3.00%, 11/1/36	278	261

Pool #MA2817,

2.50%, 11/1/36	112	102

Pool #MA2841,

2.50%, 12/1/36	45	41

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   109   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #MA2863,

3.00%, 1/1/47	$3,762	$3,447

Pool #MA2895,

3.00%, 2/1/47	232	213

Pool #MA3028,

3.50%, 6/1/37	214	206

Pool #MA3057,

3.50%, 7/1/47	362	342

Pool #MA3058,

4.00%, 7/1/47	135	131

Pool #MA3059,

3.50%, 7/1/37	36	34

Pool #MA3073,

4.50%, 7/1/47	285	284

Pool #MA3127,

3.00%, 9/1/37	88	82

Pool #MA3150,

4.50%, 10/1/47	158	157

Pool #MA3181,

3.50%, 11/1/37	57	55

Pool #MA3182,

3.50%, 11/1/47	437	412

Pool #MA3184,

4.50%, 11/1/47	51	51

Pool #MA3185,

3.00%, 11/1/37	96	90

Pool #MA3188,

3.00%, 11/1/32	313	299

Pool #MA3211,

4.00%, 12/1/47	83	81

Pool #MA3239,

4.00%, 1/1/48	357	347

Pool #MA3276,

3.50%, 2/1/48	359	338

Pool #MA3281,

4.00%, 2/1/38	202	197

Pool #MA3334,

4.50%, 4/1/48	273	272

Pool #MA3385,

4.50%, 6/1/48	95	94

Pool #MA3413,

4.00%, 7/1/38	36	35

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #MA3443,

4.00%, 8/1/48	$86	$84

Pool #MA3444,

4.50%, 8/1/48	83	82

Pool #MA3467,

4.00%, 9/1/48	83	80

Pool #MA3492,

4.00%, 10/1/38	30	29

Pool #MA3547,

3.00%, 12/1/33	178	170

Pool #MA3590,

4.00%, 2/1/39	31	30

Pool #MA3685,

3.00%, 6/1/49	140	127

Pool #MA3692,

3.50%, 7/1/49	109	102

Pool #MA3695,

3.00%, 7/1/34	67	64

Pool #MA3744,

3.00%, 8/1/49	157	142

Pool #MA3765,

2.50%, 9/1/49	326	283

Pool #MA3870,

2.50%, 12/1/49	167	145

Pool #MA3871,

3.00%, 12/1/49	158	143

Pool #MA3896,

2.50%, 1/1/35	1,010	937

Pool #MA3898,

3.50%, 1/1/35	334	324

Pool #MA3902,

2.50%, 1/1/50	162	140

Pool #MA3934,

3.00%, 2/1/40	104	97

Pool #MA3958,

3.00%, 3/1/40	109	102

Pool #MA4013,

2.50%, 5/1/35	217	202

Pool #MA4014,

3.00%, 5/1/35	350	332

Pool #MA4016,

2.50%, 5/1/40	390	348

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   110   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #MA4053,

2.50%, 6/1/35	$890	$828

Pool #MA4071,

2.00%, 7/1/40	285	246

Pool #MA4072,

2.50%, 7/1/40	240	214

Pool #MA4078,

2.50%, 7/1/50	1,373	1,188

Pool #MA4093,

2.00%, 8/1/40	155	134

Pool #MA4094,

2.50%, 8/1/40	264	236

Pool #MA4096,

2.50%, 8/1/50	859	743

Pool #MA4099,

2.50%, 8/1/35	896	834

Pool #MA4100,

2.00%, 8/1/50	1,682	1,395

Pool #MA4119,

2.00%, 9/1/50	1,977	1,641

Pool #MA4122,

1.50%, 9/1/35	309	272

Pool #MA4123,

2.00%, 9/1/35	1,093	989

Pool #MA4128,

2.00%, 9/1/40	446	374

Pool #MA4129,

2.50%, 9/1/40	275	246

Pool #MA4153,

2.50%, 10/1/40	128	114

Pool #MA4154,

1.50%, 10/1/35	467	411

Pool #MA4155,

2.00%, 10/1/35	1,191	1,077

Pool #MA4176,

2.00%, 11/1/40	784	678

Pool #MA4181,

1.50%, 11/1/50	2,503	1,971

Pool #MA4232,

2.00%, 1/1/41	381	327

Pool #MA4254,

1.50%, 2/1/51	551	433

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Fannie Mae – 13.0% continued

Pool #MA4266,

1.50%, 2/1/41	$1,050	$875

Pool #MA4278,

1.50%, 3/1/36	2,075	1,825

Pool #MA4280,

1.50%, 3/1/51	953	750

Pool #MA4310,

1.50%, 4/1/41	337	280

Pool #MA4333,

2.00%, 5/1/41	586	507

Pool #MA4342,

1.50%, 5/1/41	172	143

Pool #MA4496,

1.50%, 12/1/36	1,327	1,166

Pool #MA4692,

8/1/37(14)	185	171

Pool #MA4805,

4.50%, 11/1/52	2,637	2,584

Pool #MA4823,

4.50%, 10/1/37	274	273

Pool TBA,

4/1/53(14)	17,000	16,791

		283,613

Federal Farm Credit Bank – 0.2%

0.73%, 5/27/25	2,000	1,859

Federal Farm Credit Banks Funding Corp.,

3.32%, 2/25/26	520	510

4.75%, 3/9/26	1,180	1,203

		3,572

Federal Home Loan Bank – 0.1%

1.10%, 8/20/26	2,000	1,814

3.25%, 11/16/28	1,000	974

5.50%, 7/15/36	500	571

		3,359

Freddie Mac – 9.8%

Federal Home Loan Mortgage Corp.,

5.65%, 3/7/25	1,100	1,101

0.38%, 7/21/25	500	460

0.38%, 9/23/25	2,500	2,284

6.75%, 3/15/31	700	841

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   111   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K046, Class A2,

3.21%, 3/25/25	$250	$243

Freddie Mac Multifamily Structured Pass Through Certificates, Series K053, Class A2,

3.00%, 12/25/25	300	289

Freddie Mac Multifamily Structured Pass Through Certificates, Series K054, Class A2,

2.75%, 1/25/26	250	239

Freddie Mac Multifamily Structured Pass Through Certificates, Series K056, Class A2,

2.53%, 5/25/26	400	379

Freddie Mac Multifamily Structured Pass Through Certificates, Series K058, Class A2,

2.65%, 8/25/26	250	237

Freddie Mac Multifamily Structured Pass Through Certificates, Series K059, Class A2,

3.12%, 9/25/26	100	96

Freddie Mac Multifamily Structured Pass Through Certificates, Series K065, Class A2,

3.24%, 4/25/27	350	337

Freddie Mac Multifamily Structured Pass Through Certificates, Series K067, Class A2,

3.19%, 7/25/27	250	240

Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2,

3.24%, 8/25/27	150	144

Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2,

3.19%, 9/25/27	200	192

Freddie Mac Multifamily Structured Pass Through Certificates, Series K072, Class A2,

3.44%, 12/25/27	150	145

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K074, Class A2,

3.60%, 1/25/28	$150	$146

Freddie Mac Multifamily Structured Pass Through Certificates, Series K075, Class A2,

3.65%, 2/25/28	150	146

Freddie Mac Multifamily Structured Pass Through Certificates, Series K076, Class A2,

3.90%, 4/25/28	200	197

Freddie Mac Multifamily Structured Pass Through Certificates, Series K077, Class A2,

3.85%, 5/25/28	200	197

Freddie Mac Multifamily Structured Pass Through Certificates, Series K078, Class A2,

3.85%, 6/25/28	150	148

Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2,

3.93%, 6/25/28	200	197

Freddie Mac Multifamily Structured Pass Through Certificates, Series K080, Class A2,

3.93%, 7/25/28	200	197

Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class A2,

3.90%, 8/25/28	200	197

Freddie Mac Multifamily Structured Pass Through Certificates, Series K082, Class A2,

3.92%, 9/25/28	350	345

Freddie Mac Multifamily Structured Pass Through Certificates, Series K083, Class A2,

4.05%, 9/25/28	200	199

Freddie Mac Multifamily Structured Pass Through Certificates, Series K086, Class A2,

3.86%, 11/25/28	200	197

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   112   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K088, Class A2,

3.69%, 1/25/29	$100	$97

Freddie Mac Multifamily Structured Pass Through Certificates, Series K090, Class A2,

3.42%, 2/25/29	500	480

Freddie Mac Multifamily Structured Pass Through Certificates, Series K091, Class A2,

3.51%, 3/25/29	150	145

Freddie Mac Multifamily Structured Pass Through Certificates, Series K092, Class A2,

3.30%, 4/25/29	300	286

Freddie Mac Multifamily Structured Pass Through Certificates, Series K093, Class A2,

2.98%, 5/25/29	200	187

Freddie Mac Multifamily Structured Pass Through Certificates, Series K094, Class A2,

2.90%, 6/25/29	300	279

Freddie Mac Multifamily Structured Pass Through Certificates, Series K102, Class A2,

2.54%, 10/25/29	250	226

Freddie Mac Multifamily Structured Pass Through Certificates, Series K104, Class A2,

2.25%, 1/25/30	250	222

Freddie Mac Multifamily Structured Pass Through Certificates, Series K105, Class A2,

1.87%, 1/25/30	200	173

Freddie Mac Multifamily Structured Pass Through Certificates, Series K110, Class A2,

1.48%, 4/25/30	500	419

Freddie Mac Multifamily Structured Pass Through Certificates, Series K111, Class A2,

1.35%, 5/25/30	500	413

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K112, Class A2,

1.31%, 5/25/30	$500	$412

Freddie Mac Multifamily Structured Pass Through Certificates, Series K113, Class A2,

1.34%, 6/25/30	500	412

Freddie Mac Multifamily Structured Pass Through Certificates, Series K117, Class A2,

1.41%, 8/25/30	100	82

Freddie Mac Multifamily Structured Pass Through Certificates, Series K119, Class A2,

1.57%, 9/25/30	250	208

Freddie Mac Multifamily Structured Pass Through Certificates, Series K122, Class A2,

1.52%, 11/25/30	200	165

Freddie Mac Multifamily Structured Pass Through Certificates, Series K129, Class A2,

1.91%, 5/25/31	300	254

Freddie Mac Multifamily Structured Pass Through Certificates, Series K141, Class A2,

2.25%, 2/25/32	200	171

Freddie Mac Multifamily Structured Pass Through Certificates, Series K144, Class A2,

2.45%, 4/25/32	500	433

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A2,

3.72%, 1/25/31	100	97

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A3,

3.79%, 1/25/34	100	96

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1511, Class A2,

3.47%, 3/25/31	100	95

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   113   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1511, Class A3,

3.54%, 3/25/34	$100	$93

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class A2,

2.99%, 5/25/31	100	91

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class A3,

3.06%, 4/25/34	100	88

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1515, Class A2,

1.94%, 2/25/35	100	77

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1517, Class A2,

1.72%, 7/25/35	200	151

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1518, Class A2,

1.86%, 10/25/35	150	114

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1519, Class A2,

2.01%, 12/25/35	150	115

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1520, Class A2,

2.44%, 2/25/36	150	121

Freddie Mac Multifamily Structured Pass Through Certificates, Series K1522, Class A2,

2.36%, 10/25/36	100	77

Freddie Mac Multifamily Structured Pass Through Certificates, Series K154, Class A2,

3.42%, 4/25/32	100	95

Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3,

3.75%, 4/25/33	100	96

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A2,

3.99%, 5/25/33	$100	$98

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A3,

3.99%, 8/25/33	100	98

Freddie Mac Multifamily Structured Pass Through Certificates, Series K732, Class A2,

3.70%, 5/25/25	392	385

Freddie Mac Multifamily Structured Pass Through Certificates, Series K733, Class A2,

3.75%, 8/25/25	500	491

Freddie Mac Multifamily Structured Pass Through Certificates, Series K734, Class A2,

3.21%, 2/25/26	200	194

Freddie Mac Multifamily Structured Pass Through Certificates, Series K735, Class A2,

2.86%, 5/25/26	149	142

Pool #QA0127,

3.50%, 6/1/49	631	593

Pool #QA1132,

3.50%, 7/1/49	181	170

Pool #QA1263,

3.50%, 7/1/49	238	224

Pool #QA1752,

3.50%, 8/1/49	1,234	1,158

Pool #QA1883,

4.00%, 8/1/49	396	384

Pool #QA3149,

3.00%, 10/1/49	365	331

Pool #QA4699,

3.00%, 11/1/49	216	195

Pool #QA8043,

3.00%, 3/1/50	1,696	1,537

Pool #QB0211,

2.50%, 6/1/50	524	452

Pool #QB2516,

2.50%, 8/1/50	390	337

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   114   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #QB2545,

2.00%, 8/1/50	$2,142	$1,777

Pool #QB2682,

2.50%, 8/1/50	451	390

Pool #QB2966,

2.50%, 9/1/50	154	134

Pool #QB3199,

2.00%, 9/1/50	751	623

Pool #QB4467,

2.00%, 10/1/50	1,426	1,186

Pool #QB5079,

2.00%, 11/1/50	1,719	1,441

Pool #QB5128,

2.00%, 10/1/50	1,130	937

Pool #QB5507,

2.00%, 11/1/50	783	651

Pool #QB6246,

2.00%, 12/1/50	378	318

Pool #QB6448,

2.00%, 12/1/50	1,170	970

Pool #QB8131,

2.00%, 2/1/51	3,761	3,119

Pool #QB8132,

2.00%, 1/1/51	5,042	4,181

Pool #QB9266,

2.00%, 3/1/51	522	434

Pool #QB9410,

2.00%, 1/1/51	1,526	1,265

Pool #QC1443,

2.00%, 5/1/51	2,057	1,722

Pool #QC1809,

2.00%, 5/1/51	504	418

Pool #QC2062,

2.00%, 5/1/51	818	676

Pool #QC3259,

2.00%, 6/1/51	3,128	2,608

Pool #QC9442,

2.50%, 10/1/51	4,467	3,856

Pool #QD0822,

3.00%, 11/1/51	1,279	1,160

Pool #QD2146,

2.00%, 12/1/51	2,584	2,141

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #QE9161,

4.50%, 9/1/52	$853	$835

Pool #QF7121,

5.50%, 2/1/53	998	1,009

Pool #QK0622,

1.50%, 2/1/41	561	468

Pool #QN0818,

2.50%, 10/1/34	273	255

Pool #QN4614,

1.50%, 12/1/35	229	201

Pool #QN5018,

2.00%, 1/1/36	1,415	1,280

Pool #QN5866,

2.00%, 4/1/36	763	689

Pool #QN6394,

1.50%, 5/1/36	1,814	1,596

Pool #QN8899,

2.00%, 12/1/36	875	790

Pool #RA1196,

4.00%, 8/1/49	829	803

Pool #RA1343,

3.00%, 9/1/49	2,396	2,171

Pool #RA1493,

3.00%, 10/1/49	3,451	3,127

Pool #RA1501,

3.00%, 10/1/49	138	125

Pool #RA2010,

3.50%, 1/1/50	273	256

Pool #RA2117,

3.00%, 2/1/50	339	307

Pool #RA2386,

3.00%, 4/1/50	847	767

Pool #RA2457,

3.00%, 4/1/50	529	479

Pool #RA2677,

2.00%, 6/1/50	2,041	1,697

Pool #RA2730,

2.50%, 6/1/50	311	271

Pool #RA2790,

2.50%, 6/1/50	493	426

Pool #RA2853,

2.50%, 6/1/50	637	551

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   115   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #RA2959,

2.50%, 7/1/50	$576	$499

Pool #RA3086,

2.50%, 7/1/50	435	378

Pool #RA3306,

2.50%, 8/1/50	398	344

Pool #RA3517,

2.00%, 9/1/50	1,043	867

Pool #RA3524,

2.00%, 9/1/50	2,125	1,764

Pool #RA3563,

2.00%, 9/1/50	1,052	873

Pool #RA3578,

2.00%, 9/1/50	1,369	1,135

Pool #RA3580,

2.00%, 9/1/50	1,307	1,085

Pool #RA3653,

1.50%, 10/1/50	654	515

Pool #RA3662,

2.50%, 10/1/50	650	562

Pool #RA3663,

2.50%, 10/1/50	669	581

Pool #RA3723,

2.00%, 10/1/50	1,350	1,120

Pool #RA3765,

2.50%, 10/1/50	654	568

Pool #RA3908,

1.50%, 11/1/50	598	471

Pool #RA3913,

2.50%, 11/1/50	7,527	6,592

Pool #RA4209,

1.50%, 12/1/50	1,897	1,494

Pool #RA4218,

2.50%, 12/1/50	8,191	7,074

Pool #RA5204,

2.00%, 5/1/51	1,649	1,364

Pool #RA5373,

2.00%, 6/1/51	789	655

Pool #RA6333,

2.00%, 11/1/51	4,087	3,380

Pool #RA6340,

2.50%, 11/1/51	2,759	2,381

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #RA7097,

3.50%, 4/1/52	$940	$874

Pool #RA7099,

2.00%, 1/1/51	2,984	2,475

Pool #RB0452,

2.00%, 2/1/41	877	758

Pool #RB5032,

2.50%, 2/1/40	78	69

Pool #RB5033,

3.00%, 2/1/40	288	269

Pool #RB5043,

2.50%, 4/1/40	142	127

Pool #RB5048,

2.50%, 5/1/40	78	70

Pool #RB5059,

2.50%, 7/1/40	99	88

Pool #RB5066,

2.50%, 8/1/40	267	238

Pool #RB5072,

2.50%, 9/1/40	275	245

Pool #RB5076,

2.00%, 8/1/40	563	483

Pool #RB5078,

2.50%, 10/1/40	186	166

Pool #RB5085,

2.00%, 11/1/40	504	436

Pool #RB5090,

2.00%, 12/1/40	595	515

Pool #RB5095,

2.00%, 1/1/41	380	327

Pool #RB5100,

2.00%, 2/1/41	312	270

Pool #RB5110,

1.50%, 5/1/41	1,201	1,000

Pool #RB5111,

2.00%, 5/1/41	503	435

Pool #RB5131,

2.00%, 10/1/41	888	763

Pool #RC1857,

1.50%, 2/1/36	1,320	1,161

Pool #RC2045,

2.00%, 6/1/36	301	272

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   116   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #SB0048,

3.00%, 8/1/34	$513	$486

Pool #SB0330,

2.00%, 5/1/35	427	387

Pool #SB0434,

2.00%, 10/1/35	723	654

Pool #SB0507,

2.00%, 3/1/36	1,330	1,204

Pool #SB0571,

2.00%, 10/1/36	1,331	1,201

Pool #SB0726,

4.00%, 8/1/37	403	397

Pool #SB8045,

2.50%, 5/1/35	185	172

Pool #SB8046,

3.00%, 5/1/35	326	309

Pool #SB8049,

2.50%, 6/1/35	615	572

Pool #SB8057,

2.00%, 8/1/35	628	568

Pool #SB8058,

2.50%, 8/1/35	730	679

Pool #SB8061,

2.00%, 9/1/35	1,109	1,003

Pool #SB8067,

1.50%, 9/1/35	283	249

Pool #SB8068,

1.50%, 10/1/35	307	270

Pool #SB8069,

2.00%, 10/1/35	884	799

Pool #SB8073,

1.50%, 11/1/35	396	348

Pool #SB8078,

1.50%, 12/1/35	836	736

Pool #SB8083,

1.50%, 1/1/36	483	424

Pool #SB8092,

1.50%, 3/1/36	862	758

Pool #SB8122,

1.50%, 10/1/36	1,804	1,587

Pool #SB8206,

1/1/38(14)	189	191

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #SB8208,

1/1/38(14)	$93	$95

Pool #SB8501,

2.00%, 8/1/35	722	653

Pool #SD0163,

3.00%, 12/1/49	645	585

Pool #SD0261,

3.00%, 2/1/50	255	231

Pool #SD0262,

3.50%, 2/1/50	426	403

Pool #SD0410,

2.50%, 8/1/50	1,318	1,148

Pool #SD0414,

2.50%, 8/1/50	242	210

Pool #SD0467,

2.00%, 12/1/50	605	501

Pool #SD0537,

2.00%, 3/1/51	3,303	2,738

Pool #SD0608,

2.50%, 5/1/51	3,287	2,887

Pool #SD0764,

2.50%, 10/1/51	2,600	2,243

Pool #SD1592,

4.00%, 8/1/52	774	740

Pool #SD1596,

4.00%, 9/1/52	677	653

Pool #SD1855,

5.00%, 9/1/52	582	582

Pool #SD1958,

5.00%, 11/1/52	396	401

Pool #SD2236,

5.50%, 11/1/52	1,271	1,292

Pool #SD2258,

5.00%, 1/1/53	698	697

Pool #SD2266,

5.00%, 1/1/53	698	698

Pool #SD7512,

3.00%, 2/1/50	545	496

Pool #SD7536,

2.50%, 2/1/51	6,160	5,385

Pool #SD7537,

2.00%, 3/1/51	3,290	2,728

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   117   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #SD7539,

2.00%, 4/1/51	$3,261	$2,733

Pool #SD7541,

2.00%, 5/1/51	2,229	1,866

Pool #SD8019,

4.50%, 10/1/49	380	378

Pool #SD8023,

2.50%, 11/1/49	306	265

Pool #SD8029,

2.50%, 12/1/49	344	298

Pool #SD8037,

2.50%, 1/1/50	349	302

Pool #SD8083,

2.50%, 8/1/50	786	679

Pool #SD8090,

2.00%, 9/1/50	2,429	2,015

Pool #SD8097,

2.00%, 8/1/50	2,134	1,770

Pool #SD8104,

1.50%, 11/1/50	4,146	3,265

Pool #SD8112,

1.50%, 12/1/50	1,232	970

Pool #SD8139,

1.50%, 4/1/51	2,362	1,855

Pool #SD8266,

4.50%, 11/1/52	2,642	2,589

Pool #ZA1036,

4.50%, 2/1/40	78	79

Pool #ZA1159,

3.50%, 4/1/42	234	223

Pool #ZA1165,

3.50%, 4/1/42	326	311

Pool #ZA1254,

3.00%, 10/1/42	1,028	948

Pool #ZA1334,

3.50%, 7/1/42	115	110

Pool #ZA1361,

3.50%, 5/1/43	167	159

Pool #ZA1375,

4.00%, 9/1/44	92	89

Pool #ZA1378,

3.50%, 10/1/44	154	146

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #ZA2773,

2.50%, 8/1/27	$66	$63

Pool #ZA3862,

2.50%, 5/1/31	278	262

Pool #ZA4194,

3.00%, 4/1/43	243	224

Pool #ZA4214,

3.00%, 5/1/43	374	344

Pool #ZA4715,

4.00%, 9/1/46	922	899

Pool #ZA5107,

4.00%, 11/1/47	173	168

Pool #ZA5642,

4.00%, 9/1/48	175	170

Pool #ZA5950,

4.50%, 11/1/48	456	454

Pool #ZI6135,

5.00%, 9/1/34	391	399

Pool #ZI6854,

4.50%, 12/1/37	45	45

Pool #ZI7645,

5.00%, 6/1/38	91	93

Pool #ZI8519,

4.50%, 2/1/39	18	18

Pool #ZI9349,

4.50%, 10/1/39	273	273

Pool #ZI9657,

4.50%, 1/1/40	343	343

Pool #ZI9862,

4.50%, 3/1/40	180	181

Pool #ZI9939,

4.50%, 4/1/40	114	114

Pool #ZJ0631,

4.50%, 10/1/40	136	136

Pool #ZJ1046,

4.00%, 1/1/41	182	178

Pool #ZJ1052,

4.00%, 1/1/41	156	153

Pool #ZJ1228,

4.00%, 2/1/41	229	224

Pool #ZJ1359,

4.50%, 3/1/41	121	121

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   118   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #ZK5468,

2.00%, 5/1/28	$309	$293

Pool #ZK7259,

2.50%, 4/1/30	280	264

Pool #ZK7533,

2.50%, 7/1/30	188	177

Pool #ZL1714,

4.50%, 7/1/41	163	163

Pool #ZL1806,

4.50%, 8/1/41	438	440

Pool #ZL1922,

4.00%, 9/1/41	53	52

Pool #ZL2350,

3.50%, 11/1/41	81	77

Pool #ZL3211,

3.50%, 6/1/42	315	300

Pool #ZL3245,

4.00%, 6/1/42	506	495

Pool #ZL3535,

3.50%, 8/1/42	591	564

Pool #ZL3551,

3.50%, 8/1/42	453	432

Pool #ZL4634,

3.00%, 1/1/43	1,517	1,399

Pool #ZL4709,

3.00%, 1/1/43	320	295

Pool #ZL5074,

3.00%, 2/1/43	145	134

Pool #ZL5915,

3.50%, 5/1/43	690	658

Pool #ZL5927,

3.00%, 5/1/43	211	194

Pool #ZL6381,

3.00%, 6/1/43	327	301

Pool #ZL6467,

3.00%, 7/1/43	246	227

Pool #ZL6676,

3.00%, 8/1/43	502	463

Pool #ZL6920,

3.50%, 8/1/43	97	93

Pool #ZL7780,

4.00%, 2/1/44	268	263

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #ZL8299,

3.50%, 7/1/44	$636	$605

Pool #ZL8300,

4.00%, 7/1/44	524	511

Pool #ZL8709,

4.00%, 11/1/44	163	160

Pool #ZM0489,

4.00%, 11/1/45	203	198

Pool #ZM0617,

3.50%, 12/1/45	236	223

Pool #ZM1194,

3.00%, 6/1/46	286	263

Pool #ZM1933,

3.00%, 10/1/46	316	290

Pool #ZM2167,

3.00%, 11/1/46	505	463

Pool #ZM2286,

3.50%, 12/1/46	835	788

Pool #ZM3525,

3.50%, 6/1/47	119	113

Pool #ZM3933,

3.50%, 8/1/47	467	441

Pool #ZM4305,

3.50%, 9/1/47	466	440

Pool #ZM4601,

3.50%, 10/1/47	589	557

Pool #ZM4711,

4.00%, 11/1/47	753	733

Pool #ZM4736,

3.50%, 11/1/47	176	166

Pool #ZM4908,

3.50%, 11/1/47	326	308

Pool #ZM5133,

3.50%, 12/1/47	137	129

Pool #ZM5397,

3.50%, 1/1/48	275	260

Pool #ZM5659,

3.50%, 2/1/48	277	261

Pool #ZM5917,

4.00%, 3/1/48	196	191

Pool #ZM6682,

4.50%, 5/1/48	195	194

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   119   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #ZM7370,

4.00%, 7/1/48	$127	$123

Pool #ZM7378,

5.00%, 7/1/48	168	170

Pool #ZM7849,

4.00%, 8/1/48	51	49

Pool #ZM8045,

4.00%, 9/1/48	180	175

Pool #ZM8575,

4.50%, 10/1/48	133	132

Pool #ZN1506,

3.50%, 11/1/48	771	725

Pool #ZN3447,

3.50%, 2/1/49	119	112

Pool #ZS0932,

4.50%, 8/1/34	9	9

Pool #ZS1567,

5.00%, 8/1/37	12	12

Pool #ZS2391,

5.00%, 9/1/38	23	24

Pool #ZS2499,

5.00%, 3/1/38	56	57

Pool #ZS2533,

4.50%, 2/1/39	57	57

Pool #ZS2827,

4.50%, 11/1/39	138	138

Pool #ZS2905,

4.50%, 4/1/40	203	204

Pool #ZS3554,

3.50%, 7/1/42	216	206

Pool #ZS3596,

4.00%, 6/1/42	547	535

Pool #ZS3613,

4.00%, 8/1/42	304	298

Pool #ZS3792,

2.50%, 7/1/43	284	249

Pool #ZS4078,

3.50%, 1/1/45	302	287

Pool #ZS4100,

3.50%, 3/1/45	547	518

Pool #ZS4127,

4.50%, 7/1/44	130	130

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #ZS4472,

3.50%, 2/1/42	$207	$198

Pool #ZS4536,

3.50%, 10/1/43	295	281

Pool #ZS4584,

3.00%, 9/1/44	103	95

Pool #ZS4600,

4.00%, 1/1/45	306	299

Pool #ZS4607,

3.50%, 3/1/45	388	366

Pool #ZS4617,

3.00%, 6/1/45	200	184

Pool #ZS4618,

3.50%, 6/1/45	318	300

Pool #ZS4621,

3.00%, 7/1/45	482	444

Pool #ZS4627,

4.00%, 8/1/45	107	104

Pool #ZS4629,

3.00%, 9/1/45	1,473	1,355

Pool #ZS4630,

3.50%, 9/1/45	215	203

Pool #ZS4634,

4.00%, 10/1/45	128	124

Pool #ZS4639,

4.00%, 11/1/45	129	126

Pool #ZS4642,

3.50%, 12/1/45	438	414

Pool #ZS4655,

3.50%, 3/1/46	214	202

Pool #ZS4667,

3.00%, 6/1/46	307	282

Pool #ZS4671,

3.00%, 8/1/46	690	633

Pool #ZS4677,

3.00%, 9/1/46	193	177

Pool #ZS4682,

3.00%, 10/1/46	253	233

Pool #ZS4703,

3.00%, 2/1/47	200	183

Pool #ZS4722,

3.50%, 6/1/47	196	185

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   120   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #ZS4730,

3.50%, 8/1/47	$73	$69

Pool #ZS4740,

4.00%, 10/1/47	348	336

Pool #ZS4743,

3.50%, 11/1/47	477	450

Pool #ZS4745,

4.50%, 11/1/47	331	330

Pool #ZS4747,

3.50%, 12/1/47	133	125

Pool #ZS4748,

4.00%, 12/1/47	364	354

Pool #ZS4749,

4.50%, 12/1/47	110	110

Pool #ZS4752,

4.00%, 1/1/48	286	279

Pool #ZS4759,

3.50%, 3/1/48	285	269

Pool #ZS4769,

4.00%, 5/1/48	154	150

Pool #ZS4773,

4.50%, 6/1/48	48	48

Pool #ZS4781,

4.50%, 7/1/48	120	120

Pool #ZS4785,

4.00%, 8/1/48	118	115

Pool #ZS6948,

2.50%, 11/1/28	158	152

Pool #ZS8023,

2.00%, 8/1/32	53	49

Pool #ZS8495,

2.50%, 8/1/28	686	658

Pool #ZS8628,

2.00%, 11/1/31	86	80

Pool #ZS8639,

2.00%, 1/1/32	30	28

Pool #ZS9449,

3.50%, 8/1/45	322	305

Pool #ZS9495,

3.50%, 10/1/45	520	491

Pool #ZS9580,

3.50%, 12/1/45	461	435

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac – 9.8% continued

Pool #ZS9805,

3.00%, 9/1/46	$485	$445

Pool #ZS9813,

3.00%, 9/1/46	510	468

Pool #ZS9827,

3.00%, 10/1/46	435	399

Pool #ZS9828,

3.00%, 10/1/46	420	385

Pool #ZT0495,

4.50%, 8/1/48	53	53

Pool #ZT0524,

4.50%, 9/1/48	272	271

Pool #ZT0542,

4.00%, 7/1/48	531	520

Pool #ZT0712,

4.00%, 10/1/48	168	163

Pool #ZT0787,

4.00%, 10/1/48	153	149

Pool #ZT1702,

4.00%, 1/1/49	287	279

Pool #ZT2091,

3.00%, 6/1/34	76	72

		213,110

Freddie Mac Gold – 0.4%

Pool #A16753,

5.00%, 11/1/33	26	26

Pool #A17665,

5.00%, 1/1/34	28	29

Pool #A27950,

5.50%, 11/1/34	87	89

Pool #A31136,

5.50%, 1/1/35	122	124

Pool #A39306,

5.50%, 11/1/35	34	34

Pool #A46224,

5.00%, 7/1/35	8	8

Pool #A48104,

5.00%, 1/1/36	33	34

Pool #A57604,

5.00%, 3/1/37	48	49

Pool #A58718,

5.50%, 3/1/37	5	5

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   121   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac Gold – 0.4% continued

Pool #A59081,

5.50%, 4/1/37	$35	$35

Pool #A61560,

5.50%, 10/1/36	82	85

Pool #A64474,

5.50%, 9/1/37	7	7

Pool #A67116,

7.00%, 10/1/37	13	14

Pool #A68761,

5.50%, 9/1/37	107	109

Pool #A69303,

6.00%, 11/1/37	9	9

Pool #A73778,

5.00%, 2/1/38	37	38

Pool #A74134,

7.00%, 2/1/38	18	18

Pool #A81606,

6.00%, 9/1/38	15	15

Pool #A83008,

5.50%, 11/1/38	89	91

Pool #A91541,

5.00%, 3/1/40	78	80

Pool #C91009,

5.00%, 11/1/26	2	2

Pool #C91247,

5.00%, 4/1/29	35	36

Pool #C91370,

4.50%, 5/1/31	70	70

Pool #C91388,

3.50%, 2/1/32	83	81

Pool #C91485,

3.50%, 8/1/32	124	121

Pool #C91826,

3.00%, 5/1/35	91	86

Pool #C91858,

3.00%, 12/1/35	92	86

Pool #C91879,

3.00%, 6/1/36	108	101

Pool #C91891,

3.00%, 9/1/36	134	126

Pool #C91904,

2.50%, 11/1/36	81	74

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac Gold – 0.4% continued

Pool #C91908,

3.00%, 1/1/37	$52	$49

Pool #C91949,

3.00%, 9/1/37	104	98

Pool #C91955,

3.00%, 10/1/37	94	88

Pool #C91970,

3.50%, 1/1/38	119	115

Pool #D97564,

5.00%, 1/1/28	63	64

Pool #D99094,

3.00%, 3/1/32	84	79

Pool #E04044,

3.50%, 8/1/27	175	172

Pool #G02064,

5.00%, 2/1/36	44	45

Pool #G02069,

5.50%, 3/1/36	7	7

Pool #G02386,

6.00%, 11/1/36	66	69

Pool #G02391,

6.00%, 11/1/36	2	2

Pool #G02540,

5.00%, 11/1/34	23	24

Pool #G02649,

6.00%, 1/1/37	4	4

Pool #G02789,

6.00%, 4/1/37	319	334

Pool #G02911,

6.00%, 4/1/37	5	5

Pool #G02973,

6.00%, 6/1/37	9	9

Pool #G03121,

5.00%, 6/1/36	36	37

Pool #G03134,

5.50%, 8/1/36	17	18

Pool #G03218,

6.00%, 9/1/37	7	7

Pool #G03351,

6.00%, 9/1/37	19	20

Pool #G03513,

6.00%, 11/1/37	20	21

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   122   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac Gold – 0.4% continued

Pool #G03600,

7.00%, 11/1/37	$10	$11

Pool #G03737,

6.50%, 11/1/37	137	146

Pool #G03992,

6.00%, 3/1/38	28	29

Pool #G04287,

5.00%, 5/1/38	38	39

Pool #G04459,

5.50%, 6/1/38	34	35

Pool #G04611,

6.00%, 7/1/38	72	76

Pool #G04650,

6.50%, 9/1/38	28	29

Pool #G05733,

5.00%, 11/1/39	106	109

Pool #G05969,

5.00%, 8/1/40	53	55

Pool #G06767,

5.00%, 10/1/41	211	216

Pool #G06947,

6.00%, 5/1/40	76	80

Pool #G08189,

7.00%, 3/1/37	14	14

Pool #G08192,

5.50%, 4/1/37	16	17

Pool #G08341,

5.00%, 4/1/39	282	288

Pool #G13136,

4.50%, 5/1/23(12)	—	—

Pool #G13201,

4.50%, 7/1/23(12)	—	—

Pool #G13433,

5.50%, 1/1/24(9)	1	—

Pool #G14168,

5.50%, 12/1/24	1	1

Pool #G14554,

4.50%, 7/1/26	7	7

Pool #G14891,

3.00%, 10/1/28	96	93

Pool #G15134,

3.00%, 5/1/29	72	70

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac Gold – 0.4% continued

Pool #G16562,

3.50%, 8/1/33	$250	$243

Pool #G16774,

3.50%, 2/1/34	123	120

Pool #G16786,

4.00%, 4/1/34	145	144

Pool #G18438,

2.50%, 6/1/27	80	77

Pool #G18571,

2.50%, 10/1/30	139	132

Pool #G18601,

3.00%, 5/1/31	182	174

Pool #G18664,

3.50%, 10/1/32	109	107

Pool #G18681,

3.00%, 3/1/33	352	337

Pool #G30327,

4.50%, 1/1/27	7	7

Pool #G31020,

2.50%, 2/1/37	29	27

Pool #G31057,

3.00%, 2/1/38	171	161

Pool #G67713,

4.00%, 6/1/48	579	565

Pool #J08202,

5.00%, 7/1/23(12)	—	—

Pool #J08454,

5.00%, 8/1/23(9)	1	—

Pool #J08913,

5.50%, 10/1/23	1	1

Pool #J09148,

5.00%, 12/1/23	3	3

Pool #J09305,

5.00%, 2/1/24	4	4

Pool #J09463,

5.00%, 3/1/24	7	7

Pool #J11136,

4.00%, 11/1/24	3	3

Pool #J12098,

4.50%, 4/1/25	54	54

Pool #J14808,

3.50%, 3/1/26	93	91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   123   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Freddie Mac Gold – 0.4% continued

Pool #J16932,

3.00%, 10/1/26	$65	$63

Pool #J17055,

3.00%, 11/1/26	51	50

Pool #J17232,

3.00%, 11/1/26	58	56

Pool #J20834,

2.50%, 10/1/27	152	147

Pool #J22069,

2.50%, 1/1/28	42	40

Pool #J22986,

2.50%, 3/1/28	319	307

Pool #J30435,

3.00%, 1/1/30	180	173

Pool #J32244,

3.00%, 7/1/30	769	737

Pool #K90071,

3.00%, 2/1/33	245	231

Pool #K90641,

3.50%, 6/1/33	33	33

Pool #K90791,

3.00%, 7/1/33	135	127

Pool #K92325,

3.00%, 1/1/35	170	160

Pool #V60886,

2.50%, 8/1/30	93	88

Pool #V60902,

2.50%, 8/1/30	78	73

Pool #V61347,

2.50%, 10/1/31	308	291

		9,097

Government National Mortgage Association I – 0.2%

Pool #510835,

5.50%, 2/15/35	9	9

Pool #553463,

3.50%, 1/15/42	278	270

Pool #597889,

5.50%, 6/15/33	61	62

Pool #614169,

5.00%, 7/15/33	16	17

Pool #616879,

3.50%, 2/15/42	212	206

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association I – 0.2% continued

Pool #617739,

6.00%, 10/15/37	$4	$4

Pool #634431,

6.00%, 9/15/34	10	10

Pool #641416,

5.50%, 4/15/35	64	65

Pool #646341,

6.00%, 11/15/36	9	9

Pool #648538,

5.00%, 12/15/35	50	51

Pool #651753,

5.50%, 3/15/36	4	5

Pool #670030,

3.00%, 7/15/45	190	175

Pool #675211,

6.50%, 3/15/38	5	5

Pool #675484,

5.50%, 6/15/38	17	17

Pool #676360,

6.50%, 10/15/37	2	2

Pool #682899,

6.00%, 9/15/40	99	102

Pool #687824,

5.50%, 8/15/38	43	45

Pool #687900,

5.00%, 9/15/38	73	75

Pool #687901,

5.00%, 9/15/38	18	19

Pool #692309,

6.00%, 1/15/39	19	20

Pool #697645,

5.50%, 10/15/38	20	21

Pool #698236,

5.00%, 6/15/39	114	117

Pool #698336,

4.50%, 5/15/39	107	108

Pool #699277,

6.00%, 9/15/38	4	4

Pool #700918,

5.50%, 11/15/38	27	28

Pool #700972,

5.50%, 11/15/38	9	9

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   124   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association I – 0.2% continued

Pool #701196,

6.00%, 10/15/38	$5	$5

Pool #703677,

5.50%, 6/15/39	76	79

Pool #704185,

5.50%, 1/15/39	16	17

Pool #704514,

4.50%, 5/15/39	225	227

Pool #717175,

4.50%, 6/15/39	119	120

Pool #719262,

5.00%, 8/15/40	69	71

Pool #720202,

4.50%, 7/15/39	93	94

Pool #723231,

4.00%, 10/15/39	91	88

Pool #723339,

5.00%, 9/15/39	51	53

Pool #726085,

4.00%, 11/15/24	12	12

Pool #728629,

4.50%, 1/15/40	166	168

Pool #736768,

3.00%, 11/15/42	477	445

Pool #737286,

4.50%, 5/15/40	130	131

Pool #737416,

3.50%, 9/15/25	13	12

Pool #738134,

3.50%, 4/15/26	32	31

Pool #738247,

4.50%, 4/15/41	63	64

Pool #745215,

4.00%, 7/15/25	13	12

Pool #747643,

4.50%, 8/15/40	181	182

Pool #760874,

3.50%, 2/15/26	32	31

Pool #768800,

4.50%, 6/15/41	31	31

Pool #773939,

4.00%, 11/15/41	196	190

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association I – 0.2% continued

Pool #778957,

3.50%, 3/15/42	$285	$277

Pool #782131,

5.50%, 12/15/36	17	18

Pool #782150,

5.50%, 4/15/37	24	25

Pool #782259,

5.00%, 2/15/36	47	49

Pool #782272,

5.50%, 2/15/38	41	43

Pool #782498,

6.00%, 12/15/38	20	21

Pool #782584,

5.00%, 3/15/39	24	25

Pool #782675,

4.50%, 6/15/24	7	7

Pool #782696,

5.00%, 6/15/39	108	111

Pool #782831,

6.00%, 12/15/39	14	15

Pool #783176,

4.00%, 11/15/40	290	279

Pool #783740,

2.50%, 12/15/27	51	49

Pool #AA5391,

3.50%, 6/15/42	16	16

Pool #AA6089,

3.00%, 2/15/43	209	195

Pool #AB2761,

3.50%, 8/15/42	55	54

Pool #AB2891,

3.00%, 9/15/42	73	69

Pool #AD8781,

3.00%, 3/15/43	172	161

Pool #AD9016,

3.00%, 4/15/43	140	131

Pool #AL1763,

3.50%, 1/15/45	75	72

		5,135

Government National Mortgage Association II – 5.3%

Pool #3570,

6.00%, 6/20/34	22	23

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   125   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #3665,

5.50%, 1/20/35	$56	$57

Pool #3852,

6.00%, 5/20/36	10	10

Pool #3879,

6.00%, 7/20/36	26	27

Pool #3910,

6.00%, 10/20/36	14	14

Pool #3994,

5.00%, 6/20/37	8	9

Pool #4018,

6.50%, 8/20/37	35	38

Pool #4026,

5.00%, 9/20/37	13	13

Pool #4027,

5.50%, 9/20/37	5	6

Pool #4040,

6.50%, 10/20/37	8	8

Pool #4098,

5.50%, 3/20/38	41	43

Pool #4116,

6.50%, 4/20/38	17	18

Pool #4170,

6.00%, 6/20/38	32	34

Pool #4194,

5.50%, 7/20/38	72	75

Pool #4243,

5.00%, 9/20/38	18	19

Pool #4244,

5.50%, 9/20/38	21	22

Pool #4245,

6.00%, 9/20/38	11	12

Pool #4269,

6.50%, 10/20/38	16	17

Pool #4290,

5.50%, 11/20/38	14	15

Pool #4344,

6.00%, 1/20/39	25	26

Pool #4345,

6.50%, 1/20/39	18	19

Pool #4425,

5.50%, 4/20/39	42	44

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #4559,

5.00%, 10/20/39	$87	$89

Pool #4561,

6.00%, 10/20/39	53	56

Pool #4617,

4.50%, 1/20/40	25	26

Pool #4619,

5.50%, 1/20/40	99	103

Pool #4713,

4.50%, 6/20/40	72	73

Pool #4747,

5.00%, 7/20/40	66	68

Pool #4881,

3.50%, 12/20/40	278	265

Pool #4882,

4.00%, 12/20/40	627	619

Pool #4923,

4.50%, 1/20/41	67	68

Pool #5050,

4.00%, 5/20/26	30	30

Pool #5081,

4.00%, 6/20/41	106	104

Pool #5082,

4.50%, 6/20/41	108	109

Pool #5114,

4.00%, 7/20/41	402	397

Pool #5141,

5.00%, 8/20/41	65	66

Pool #5175,

4.50%, 9/20/41	64	65

Pool #5202,

3.50%, 10/20/41	169	162

Pool #5203,

4.00%, 10/20/41	101	100

Pool #5232,

3.50%, 11/20/41	319	305

Pool #5264,

5.50%, 12/20/41	7	8

Pool #5280,

4.00%, 1/20/42	116	114

Pool #5304,

3.50%, 2/20/42	118	113

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   126   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #5317,

5.50%, 2/20/42	$54	$57

Pool #5331,

3.50%, 3/20/42	187	178

Pool #626951,

3.00%, 6/20/45	508	456

Pool #737602,

4.00%, 11/20/40	155	152

Pool #752757,

4.50%, 11/20/40	201	201

Pool #755677,

4.00%, 12/20/40	90	89

Pool #766711,

4.00%, 5/20/42	467	461

Pool #782433,

6.00%, 10/20/38	46	49

Pool #783976,

3.50%, 4/20/43	1,383	1,307

Pool #784345,

3.50%, 7/20/47	398	387

Pool #AA5970,

3.00%, 1/20/43	552	509

Pool #AA6149,

3.00%, 3/20/43	557	525

Pool #AA6160,

3.50%, 3/20/43	180	172

Pool #AA6243,

3.50%, 4/20/43	55	52

Pool #AB9443,

3.50%, 11/20/42	229	216

Pool #AD1755,

3.50%, 2/20/43	339	320

Pool #AD8825,

3.50%, 3/20/43	176	166

Pool #AF5097,

4.00%, 8/20/43	465	456

Pool #AJ0645,

3.50%, 7/20/44	147	140

Pool #AJ3643,

4.00%, 10/20/44	353	344

Pool #AO7682,

4.00%, 8/20/45	352	344

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #BB6965,

3.50%, 7/20/47	$286	$271

Pool #BE9902,

4.50%, 6/20/48	94	93

Pool #MA0006,

2.50%, 4/20/27	32	31

Pool #MA0022,

3.50%, 4/20/42	184	176

Pool #MA0088,

3.50%, 5/20/42	418	399

Pool #MA0220,

3.50%, 7/20/42	218	208

Pool #MA0318,

3.50%, 8/20/42	402	384

Pool #MA0321,

5.00%, 8/20/42	94	97

Pool #MA0391,

3.00%, 9/20/42	932	867

Pool #MA0392,

3.50%, 9/20/42	181	173

Pool #MA0698,

3.00%, 1/20/43	218	203

Pool #MA0826,

3.00%, 3/20/28	44	43

Pool #MA0850,

2.50%, 3/20/43	91	82

Pool #MA0851,

3.00%, 3/20/43	315	294

Pool #MA0933,

3.00%, 4/20/43	382	356

Pool #MA0934,

3.50%, 4/20/43	125	120

Pool #MA1011,

3.00%, 5/20/43	369	344

Pool #MA1012,

3.50%, 5/20/43	337	323

Pool #MA1089,

3.00%, 6/20/43	389	363

Pool #MA1224,

3.50%, 8/20/43	273	262

Pool #MA1285,

3.50%, 9/20/43	162	155

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   127   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #MA1839,

4.00%, 4/20/44	$82	$81

Pool #MA1920,

4.00%, 5/20/44	87	86

Pool #MA2224,

4.00%, 9/20/44	490	484

Pool #MA2444,

3.00%, 12/20/44	58	54

Pool #MA2521,

3.50%, 1/20/45	244	233

Pool #MA2522,

4.00%, 1/20/45	106	104

Pool #MA2677,

3.00%, 3/20/45	117	109

Pool #MA2753,

3.00%, 4/20/45	323	301

Pool #MA2754,

3.50%, 4/20/45	129	123

Pool #MA2891,

3.00%, 6/20/45	358	333

Pool #MA2892,

3.50%, 6/20/45	123	117

Pool #MA2960,

3.00%, 7/20/45	294	273

Pool #MA3034,

3.50%, 8/20/45	357	340

Pool #MA3104,

3.00%, 9/20/45	419	390

Pool #MA3106,

4.00%, 9/20/45	307	300

Pool #MA3172,

3.00%, 10/20/45	78	72

Pool #MA3174,

4.00%, 10/20/45	171	168

Pool #MA3244,

3.50%, 11/20/45	272	258

Pool #MA3245,

4.00%, 11/20/45	631	618

Pool #MA3310,

3.50%, 12/20/45	1,020	967

Pool #MA3378,

4.50%, 1/20/46	405	409

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #MA3521,

3.50%, 3/20/46	$506	$481

Pool #MA3522,

4.00%, 3/20/46	146	143

Pool #MA3596,

3.00%, 4/20/46	289	267

Pool #MA3597,

3.50%, 4/20/46	511	486

Pool #MA3662,

3.00%, 5/20/46	482	446

Pool #MA3663,

3.50%, 5/20/46	305	290

Pool #MA3664,

4.00%, 5/20/46	139	136

Pool #MA3735,

3.00%, 6/20/46	580	538

Pool #MA3736,

3.50%, 6/20/46	393	374

Pool #MA3777,

2.50%, 7/20/31	54	50

Pool #MA3778,

3.00%, 7/20/31	71	68

Pool #MA3802,

3.00%, 7/20/46	684	634

Pool #MA3803,

3.50%, 7/20/46	578	550

Pool #MA3873,

3.00%, 8/20/46	262	242

Pool #MA3874,

3.50%, 8/20/46	273	259

Pool #MA3912,

2.50%, 9/20/31	79	74

Pool #MA3936,

3.00%, 9/20/46	600	556

Pool #MA4002,

2.50%, 10/20/46	45	40

Pool #MA4003,

3.00%, 10/20/46	400	370

Pool #MA4067,

2.50%, 11/20/46	373	334

Pool #MA4101,

2.50%, 12/20/31	42	39

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   128   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #MA4125,

2.50%, 12/20/46	$25	$22

Pool #MA4196,

3.50%, 1/20/47	410	390

Pool #MA4322,

4.00%, 3/20/47	159	155

Pool #MA4382,

3.50%, 4/20/47	130	123

Pool #MA4509,

3.00%, 6/20/47	631	583

Pool #MA4512,

4.50%, 6/20/47	230	229

Pool #MA4624,

3.00%, 8/20/32	58	55

Pool #MA4652,

3.50%, 8/20/47	539	512

Pool #MA4718,

3.00%, 9/20/47	1,467	1,353

Pool #MA4719,

3.50%, 9/20/47	840	800

Pool #MA4778,

3.50%, 10/20/47	528	501

Pool #MA4838,

4.00%, 11/20/47	75	73

Pool #MA4900,

3.50%, 12/20/47	532	506

Pool #MA4962,

3.50%, 1/20/48	491	467

Pool #MA4963,

4.00%, 1/20/48	183	179

Pool #MA5021,

4.50%, 2/20/48	249	249

Pool #MA5077,

3.50%, 3/20/48	573	544

Pool #MA5137,

4.00%, 4/20/48	78	76

Pool #MA5191,

3.50%, 5/20/48	333	317

Pool #MA5264,

4.00%, 6/20/48	194	189

Pool #MA5265,

4.50%, 6/20/48	195	194

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENTAGEN CIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #MA5266,

5.00%, 6/20/48	$263	$267

Pool #MA5330,

4.00%, 7/20/48	256	250

Pool #MA5331,

4.50%, 7/20/48	396	394

Pool #MA5398,

4.00%, 8/20/48	181	176

Pool #MA5399,

4.50%, 8/20/48	197	196

Pool #MA5466,

4.00%, 9/20/48	439	426

Pool #MA5467,

4.50%, 9/20/48	228	228

Pool #MA5528,

4.00%, 10/20/48	252	246

Pool #MA5529,

4.50%, 10/20/48	223	222

Pool #MA5595,

4.00%, 11/20/48	88	86

Pool #MA5653,

5.00%, 12/20/48	293	297

Pool #MA5818,

4.50%, 3/20/49	229	228

Pool #MA5931,

4.00%, 5/20/49	457	443

Pool #MA5985,

3.50%, 6/20/49	482	457

Pool #MA6040,

4.00%, 7/20/49	546	530

Pool #MA6217,

2.50%, 10/20/49	211	187

Pool #MA6218,

3.00%, 10/20/49	786	722

Pool #MA6282,

2.50%, 11/20/49	560	496

Pool #MA6283,

3.00%, 11/20/49	1,191	1,095

Pool #MA6310,

3.00%, 12/20/34	49	47

Pool #MA6337,

2.50%, 12/20/49	166	147

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   129   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #MA6338,

3.00%, 12/20/49	$1,780	$1,637

Pool #MA6339,

3.50%, 12/20/49	924	872

Pool #MA6408,

2.50%, 1/20/50	436	386

Pool #MA6409,

3.00%, 1/20/50	511	469

Pool #MA6410,

3.50%, 1/20/50	922	865

Pool #MA6655,

2.50%, 5/20/50	365	323

Pool #MA6709,

2.50%, 6/20/50	1,692	1,497

Pool #MA6765,

2.50%, 7/20/50	1,950	1,730

Pool #MA6819,

2.50%, 8/20/50	1,081	952

Pool #MA6820,

3.00%, 8/20/50	853	783

Pool #MA6865,

2.50%, 9/20/50	838	746

Pool #MA6866,

3.00%, 9/20/50	5,475	5,026

Pool #MA6930,

2.00%, 10/20/50	1,273	1,089

Pool #MA6931,

2.50%, 10/20/50	2,721	2,406

Pool #MA6994,

2.00%, 11/20/50	1,659	1,419

Pool #MA6995,

2.50%, 11/20/50	1,336	1,181

Pool #MA7051,

2.00%, 12/20/50	2,211	1,890

Pool #MA7052,

2.50%, 12/20/50	1,528	1,351

Pool #MA7135,

2.00%, 1/20/51	2,776	2,371

Pool #MA7136,

2.50%, 1/20/51	1,755	1,551

Pool #MA7164,

2.00%, 2/20/36	405	366

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #MA7192,

2.00%, 2/20/51	$3,506	$2,991

Pool #MA7193,

2.50%, 2/20/51	803	710

Pool #MA7254,

2.00%, 3/20/51	3,887	3,319

Pool #MA7311,

2.00%, 4/20/51	2,387	2,037

Pool #MA7312,

2.50%, 4/20/51	1,504	1,329

Pool #MA7367,

2.50%, 5/20/51	853	753

Pool #MA7417,

2.00%, 6/20/51	4,111	3,508

Pool #MA7418,

2.50%, 6/20/51	1,621	1,430

Pool #MA7471,

2.00%, 7/20/51	3,227	2,752

Pool #MA7472,

2.50%, 7/20/51	2,520	2,218

Pool #MA7588,

2.00%, 9/20/51	1,755	1,494

Pool #MA7589,

2.50%, 9/20/51	3,483	3,066

Pool #MA7648,

2.00%, 10/20/51	1,344	1,145

Pool #MA7649,

2.50%, 10/20/51	1,684	1,482

Pool #MA7704,

2.00%, 11/20/51	1,814	1,544

Pool #MA7705,

2.50%, 11/20/51	1,791	1,577

Pool #MA7880,

2.00%, 2/20/52	1,871	1,591

Pool #MA7881,

2.50%, 2/20/52	1,397	1,229

Pool #MA7988,

3.00%, 4/20/52	1,900	1,732

Pool #MA8042,

2.50%, 5/20/52	1,902	1,673

Pool #MA8267,

4.00%, 9/20/52	1,972	1,898

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   130   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGEN CIES - 29.1% (10) continued

Government National Mortgage Association II – 5.3% continued

Pool #MA8268,

4.50%, 9/20/52	$986	$971

Pool #MA8489,

4.50%, 12/20/52	1,987	1,957

Pool #MA8490,

5.00%, 12/20/52	1,988	1,991

		115,475

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	1,650	1,761

Total U.S. Government Agencies

(Cost $718,236)		635,122

U.S. GOVERNMENT OBLIGATIONS – 39.9%

U.S. Treasury Bonds – 8.4%

4.50%, 5/15/38	1,000	1,109

4.25%, 5/15/39	1,100	1,186

4.50%, 8/15/39	1,000	1,110

4.38%, 11/15/39	1,200	1,311

4.63%, 2/15/40	1,000	1,125

1.13%, 5/15/40	4,000	2,662

4.38%, 5/15/40	2,000	2,182

1.13%, 8/15/40	4,500	2,974

1.38%, 11/15/40	5,000	3,444

1.88%, 2/15/41	7,000	5,235

2.25%, 5/15/41	5,000	3,971

1.75%, 8/15/41	7,000	5,068

3.75%, 8/15/41	4,000	3,994

2.00%, 11/15/41	5,000	3,774

2.38%, 2/15/42	4,000	3,217

3.13%, 2/15/42	2,000	1,815

3.25%, 5/15/42	3,000	2,768

2.75%, 8/15/42	3,000	2,553

3.38%, 8/15/42	3,500	3,286

2.75%, 11/15/42	4,000	3,392

4.00%, 11/15/42	4,000	4,109

3.88%, 2/15/43	2,500	2,522

2.88%, 5/15/43	3,000	2,592

3.63%, 2/15/44	5,000	4,836

3.38%, 5/15/44	3,000	2,790

3.13%, 8/15/44	2,500	2,230

3.00%, 11/15/44	2,500	2,181

2.50%, 2/15/45	3,000	2,394

3.00%, 5/15/45	1,500	1,306

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 39.9% continued

U.S. Treasury Bonds – 8.4% continued

2.88%, 8/15/45	$2,000	$1,704

3.00%, 11/15/45	1,500	1,305

2.50%, 2/15/46	2,500	1,986

2.50%, 5/15/46	2,500	1,985

2.25%, 8/15/46	3,000	2,264

2.88%, 11/15/46	1,500	1,278

3.00%, 2/15/47	3,000	2,611

3.00%, 5/15/47	2,500	2,176

2.75%, 8/15/47	3,000	2,494

2.75%, 11/15/47	3,000	2,496

3.00%, 2/15/48	3,500	3,053

3.13%, 5/15/48	3,500	3,124

3.00%, 8/15/48	4,000	3,493

3.38%, 11/15/48	4,000	3,742

3.00%, 2/15/49	4,500	3,939

2.88%, 5/15/49	4,000	3,423

2.25%, 8/15/49	4,000	3,008

2.38%, 11/15/49	4,000	3,090

2.00%, 2/15/50	4,500	3,189

1.25%, 5/15/50	5,500	3,197

1.38%, 8/15/50	6,000	3,603

1.63%, 11/15/50	6,000	3,848

1.88%, 2/15/51	6,500	4,440

2.38%, 5/15/51	6,500	4,991

2.00%, 8/15/51	6,500	4,572

1.88%, 11/15/51	6,000	4,086

2.25%, 2/15/52	5,500	4,101

2.88%, 5/15/52	5,500	4,705

3.00%, 8/15/52	5,000	4,392

4.00%, 11/15/52	4,500	4,776

3.63%, 2/15/53	4,000	3,971

		182,178

U.S. Treasury Notes – 31.5%

2.50%, 4/30/24	10,000	9,780

2.50%, 5/15/24	10,000	9,780

2.00%, 5/31/24	5,000	4,860

2.50%, 5/31/24	5,000	4,888

2.00%, 6/30/24	10,000	9,703

0.38%, 7/15/24	5,000	4,749

3.00%, 7/31/24	5,000	4,909

0.38%, 8/15/24	5,000	4,736

2.38%, 8/15/24	5,000	4,867

3.25%, 8/31/24	5,000	4,924

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   131   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 39.9% continued

U.S. Treasury Notes – 31.5% continued

1.50%, 9/30/24	$5,000	$4,797

4.25%, 9/30/24	5,000	4,994

0.63%, 10/15/24	5,000	4,729

0.75%, 11/15/24	5,000	4,727

2.25%, 11/15/24	5,000	4,843

1.50%, 11/30/24	5,000	4,782

4.50%, 11/30/24	5,000	5,020

1.00%, 12/15/24	10,000	9,476

4.25%, 12/31/24	5,000	5,004

1.38%, 1/31/25	10,000	9,517

4.13%, 1/31/25	5,000	4,999

2.00%, 2/15/25	5,000	4,807

2.75%, 2/28/25	5,000	4,877

4.63%, 2/28/25	5,000	5,049

1.75%, 3/15/25	10,000	9,565

3.88%, 3/31/25	10,000	9,970

2.63%, 4/15/25	5,000	4,859

0.38%, 4/30/25	5,000	4,638

2.13%, 5/15/25	5,000	4,807

2.75%, 5/15/25	5,000	4,869

2.75%, 6/30/25	10,000	9,732

0.25%, 7/31/25	5,000	4,592

2.00%, 8/15/25	5,000	4,783

3.13%, 8/15/25	5,000	4,906

0.25%, 8/31/25	10,000	9,161

3.00%, 9/30/25	5,000	4,890

4.25%, 10/15/25	10,000	10,077

4.50%, 11/15/25	10,000	10,148

2.88%, 11/30/25	5,000	4,873

2.63%, 12/31/25	10,000	9,679

3.88%, 1/15/26	5,000	5,002

0.38%, 1/31/26	5,000	4,539

1.63%, 2/15/26	5,000	4,702

4.00%, 2/15/26	10,000	10,041

0.50%, 2/28/26	5,000	4,544

4.63%, 3/15/26	5,000	5,114

0.75%, 3/31/26	5,000	4,574

0.75%, 4/30/26	5,000	4,558

1.63%, 5/15/26	5,000	4,681

0.88%, 6/30/26	10,000	9,118

0.63%, 7/31/26	10,000	9,020

1.50%, 8/15/26	10,000	9,282

1.63%, 9/30/26	10,000	9,307

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 39.9% continued

U.S. Treasury Notes – 31.5% continued

1.13%, 10/31/26	$10,000	$9,121

2.00%, 11/15/26	10,000	9,405

2.25%, 2/15/27	10,000	9,474

1.13%, 2/28/27	10,000	9,075

2.50%, 3/31/27	10,000	9,551

2.75%, 4/30/27	5,000	4,819

0.50%, 5/31/27	10,000	8,775

3.25%, 6/30/27	10,000	9,827

2.75%, 7/31/27	10,000	9,630

2.25%, 8/15/27	10,000	9,433

0.50%, 8/31/27	5,000	4,358

4.13%, 9/30/27	5,000	5,094

4.13%, 10/31/27	5,000	5,096

0.63%, 11/30/27	5,000	4,358

0.63%, 12/31/27	5,000	4,348

0.75%, 1/31/28	5,000	4,367

3.50%, 1/31/28	5,000	4,974

2.75%, 2/15/28	5,000	4,803

4.00%, 2/29/28	10,000	10,180

1.25%, 3/31/28	5,000	4,460

2.88%, 5/15/28	10,000	9,646

1.25%, 6/30/28	5,000	4,438

1.00%, 7/31/28	5,000	4,370

2.88%, 8/15/28	5,000	4,815

1.13%, 8/31/28	5,000	4,390

1.25%, 9/30/28	5,000	4,412

3.13%, 11/15/28	5,000	4,874

1.50%, 11/30/28	5,000	4,460

1.38%, 12/31/28	5,000	4,429

2.63%, 2/15/29	5,000	4,741

1.88%, 2/28/29	5,000	4,542

2.38%, 3/31/29	5,000	4,668

2.38%, 5/15/29	5,000	4,665

2.75%, 5/31/29	5,000	4,765

2.63%, 7/31/29	5,000	4,729

1.63%, 8/15/29	5,000	4,460

3.88%, 9/30/29	5,000	5,082

4.00%, 10/31/29	5,000	5,121

3.88%, 11/30/29	5,000	5,087

3.88%, 12/31/29	5,000	5,090

1.50%, 2/15/30	5,000	4,383

0.63%, 5/15/30	5,000	4,093

0.63%, 8/15/30	10,000	8,149

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   132   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 39.9% continued

U.S. Treasury Notes – 31.5% continued

0.88%, 11/15/30	$10,000	$8,278

1.13%, 2/15/31	10,000	8,421

1.63%, 5/15/31	10,000	8,691

1.25%, 8/15/31	10,000	8,388

1.38%, 11/15/31	10,000	8,441

1.88%, 2/15/32	10,000	8,777

2.88%, 5/15/32	10,000	9,516

2.75%, 8/15/32	14,000	13,175

4.13%, 11/15/32	10,000	10,508

3.50%, 2/15/33	10,000	10,016

		687,616

Total U.S. Government Obligations

(Cost $937,341)		869,794

MUNICIPAL BONDS – 0.7%

Arizona – 0.0%

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds,

4.84%, 1/1/41	110	112

California – 0.3%

Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds,

7.04%, 4/1/50	150	194

Bay Area Toll Authority Toll Bridge Taxable Revenue Bonds, Series S3, Build America Bonds,

6.91%, 10/1/50	150	194

California State G.O. Unlimited Bonds, Build America Bonds,

7.30%, 10/1/39	920	1,142

7.63%, 3/1/40	405	523

7.60%, 11/1/40	400	527

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds,

7.55%, 4/1/39	585	757

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds,

5.87%, 6/1/40	300	337

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

California – 0.3% continued

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds,

6.75%, 8/1/49	$150	$193

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds,

6.76%, 7/1/34	290	336

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds,

5.75%, 7/1/34	335	363

San Diego County Water Authority Financing Agency Water Revenue Bonds, Build America Bonds,

6.14%, 5/1/49	100	116

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds,

6.95%, 11/1/50	75	92

University of California Revenue Bonds, Build America Bonds,

5.95%, 5/15/45	150	166

University of California Taxable General Revenue Bonds, Series AD,

4.86%, 5/15/12(6)	1,000	931

		5,871

Connecticut – 0.0%

Connecticut State Taxable G.O. Unlimited Bonds, Series A,

5.85%, 3/15/32	300	323

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds,

5.59%, 12/1/34	30	32

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds,

6.66%, 4/1/57	96	106

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   133   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

Georgia – 0.0% continued

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds,

6.64%, 4/1/57	$66	$73

7.06%, 4/1/57	289	299

		478

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A,

6.90%, 12/1/40	290	335

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds,

6.20%, 12/1/40	140	157

Illinois State Taxable Pension G.O. Unlimited Bonds,

5.10%, 6/1/33	705	703

		1,195

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds,

4.50%, 8/1/31	250	252

Massachusetts State School Building Authority Sales TRB, Build America Bonds,

5.72%, 8/15/39	100	110

		362

Mississippi – 0.0%

Mississippi State G.O. Unlimited Bonds, Series F, Build America Bonds,

5.25%, 11/1/34	100	105

Nevada – 0.0%

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds,

6.82%, 7/1/45	200	248

New Jersey – 0.0%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds,

6.56%, 12/15/40	200	232

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

New Jersey – 0.0% continued

New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds,

7.41%, 1/1/40	$125	$159

Rutgers State University Revenue Bonds, Build America Bonds,

5.67%, 5/1/40	145	155

		546

New York – 0.1%

Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds,

7.34%, 11/15/39	75	95

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds,

6.81%, 11/15/40	60	65

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds,

5.75%, 6/15/41	200	224

5.72%, 6/15/42	250	280

New York City Transitional Finance Authority Future Taxable Revenue Bonds, Build America Bonds,

5.77%, 8/1/36	290	304

New York G.O. Unlimited Bonds, Build America Bonds,

5.52%, 10/1/37	100	108

New York State Dormitory Authority Personal Income TRB, Series D, Build America Bonds,

5.60%, 3/15/40	250	265

New York State Dormitory Authority State Personal Income Tax Build America Revenue Bonds, Unrefunded Balance,

5.63%, 3/15/39	75	79

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds,

5.77%, 3/15/39	100	105

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   134   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

New York – 0.1% continued

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds,

5.65%, 11/1/40	$350	$378

Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds,

5.65%, 11/1/40	200	216

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds,

4.93%, 10/1/51	250	254

		2,373

Ohio – 0.1%

American Municipal Power-Ohio, Inc., Revenue Bonds, Subseries B, Build America Bonds,

6.45%, 2/15/44	200	228

American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects,

8.08%, 2/15/50	300	415

Ohio State University Revenue Bonds, Series C, Build America Bonds,

4.91%, 6/1/40	190	194

Ohio State University Taxable Revenue Bonds, Series A,

4.80%, 6/1/11(3)	200	184

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B-2, Loan Fund,

4.88%, 12/1/34	90	91

		1,112

Oregon – 0.0%

Oregon State Department of Transportation Highway Subordinate Lien User Taxable Revenue Bonds, Series A, Build America Bonds,

5.83%, 11/15/34	200	222

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

Pennsylvania – 0.0%

State Public School Building Authority Taxable Revenue Bonds, Series A, Qualified School Construction Bonds,

5.00%, 9/15/27	$200	$202

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds,

6.73%, 7/1/43	100	117

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds,

5.02%, 12/1/48	180	183

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF, Gtd.),

6.45%, 2/15/35	200	203

Houston Pension Taxable G.O. Limited Refunding Bonds, Series A,

6.29%, 3/1/32	215	229

North Texas Tollway Authority Revenue Bonds, Build America Bonds,

6.72%, 1/1/49	125	157

San Antonio Electric & Gas Revenue Bonds, Build America Bonds,

5.99%, 2/1/39	200	221

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds,

5.52%, 4/1/39	200	220

Texas Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier,

5.18%, 4/1/30	300	310

University of Texas Revenue Bonds, Series C, Build America Bonds,

4.79%, 8/15/46	100	103

		1,626

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds,

3.54%, 7/1/25	70	69

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   135   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.7% continued

Virginia – 0.0%

University of Virginia University Taxable Revenue Refunding Bonds,

2.26%, 9/1/50	$1,000	$638

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds,

5.49%, 11/1/39	80	88

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds,

6.79%, 7/1/40	95	105

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds,

5.14%, 8/1/40	100	103

		296

Total Municipal Bonds

(Cost $15,514)		15,927

	NUMBER OF SHARES	VALUE (000S)

OTHER – 0.0%

Escrow Lehman Brothers Holdings Capital Trust VII(1) (15)	50,000	$—

Total Other

(Cost $39)		—

INVES TMENT COMPANIES – 2.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

4.61%(16) (17)	47,882,947	47,883

Total Investment Companies

(Cost $47,883)		47,883

Total Investments – 101.1%

(Cost $2,417,770)		2,204,765

Liabilities less Other Assets – (1.1%)		(23,568)

NET ASSETS – 100.0%		$2,181,197

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(2)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.
(3)	Century bond maturing in 2111.
(4)	Century bond maturing in 2114.
(5)	Century bond maturing in 2116.
(6)	Century bond maturing in 2112.
(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(8)	Zero coupon bond.
(9)	Value rounds to less than one thousand.
(10)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(11)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(12)	Principal Amount and Value rounds to less than one thousand.
(13)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(14)	When-Issued Security. Coupon rate is not in effect at March 31, 2023.
(15)	Issuer has defaulted on terms of debt obligation.
(16)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(17)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

PSF - Permanent School Fund

SOFR - Secured Overnight Financing Rate

TBA - To be announced

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   136   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	0.4%

Commercial Mortgage-Backed Securities	1.1%

Corporate Bonds	20.5%

Foreign Issuer Bonds	7.2%

U.S. Government Agencies	29.1%

U.S. Government Obligations	39.9%

Municipal Bonds	0.7%

Other	0.0%

Investment Companies	2.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities(1)	$—	$8,889	$100	$8,989

Commercial Mortgage-Backed Securities	—	23,197	—	23,197

Corporate Bonds(1)	—	447,992	—	447,992

Foreign Issuer Bonds(1)	—	155,861	—	155,861

U.S. Government Agencies(1)	—	635,122	—	635,122

U.S. Government Obligations(1)	—	869,794	—	869,794

Municipal Bonds(1)	—	15,927	—	15,927

Investment Companies	47,883	—	—	47,883

Total Investments	$47,883	$2,156,782	$100	$2,204,765
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   137   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 97.6%

California – 97.6%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects,

4.00%, 12/1/24	$850	$858

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014,

5.00%, 8/1/42	2,000	2,135

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016,

5.00%, 8/1/43	1,000	1,059

Anaheim Housing & Public Improvement Authority Revenue Refunding Bonds, Series B, Prerefunded,

5.00%, 4/1/23(1)	2,000	2,000

Azusa Unified School District G.O. Unlimited Bonds, Series C, Election of 2014,

5.00%, 8/1/44	1,700	1,836

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area,

2.95%, 4/1/26(2) (3) (4)	13,535	13,467

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area Toll,

2.13%, 4/1/25(2) (3) (4)	13,000	12,750

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1,

4.00%, 8/1/31(2) (3) (4)	3,500	3,454

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds,

4.00%, 12/1/27(2) (3) (4)	1,400	1,397

California Community Choice Financing Authority Variable Revenue Bonds, Clean Energy Project, Green Bonds,

5.00%, 8/1/29(2) (3) (4)	750	784

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Sonoma County Securitization,

5.00%, 6/1/27	325	345

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	$1,699	$1,617

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-2, Class A Social Certificates (FHLMC Insured),

3.75%, 3/25/35	1,963	1,947

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/40	800	754

California School Finance Authority Educational Facilities Revenue Bonds, Series A, Kipp Socal Public School Projects,

5.00%, 7/1/39	1,000	1,040

California School Finance Authority School Facility Revenue Refunding Bonds, Granada Hills Charter Obligated Group,

4.00%, 7/1/38	465	431

California State Department of VA Home Purchase Taxable Revenue Refunding Bonds, Series A,

0.59%, 6/1/24	1,350	1,285

0.92%, 12/1/25	1,000	906

California State Educational Facilities Authority Revenue Bonds, Art Center College of Design,

4.00%, 12/1/46	2,350	2,035

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project,

3.00%, 11/1/44	3,000	2,366

4.00%, 11/1/49	1,900	1,819

California State G.O. Unlimited Refunding Bonds,

5.00%, 8/1/28	4,000	4,463

California State G.O. Unlimited Refunding Bonds, Bid Group C,

5.00%, 8/1/28	5,000	5,440

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 10/1/26	2,750	2,857

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   138   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded,

5.00%, 11/15/25(1)	$1,200	$1,282

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center,

5.00%, 11/15/27	250	267

California State Health Facilities Financing Authority Revenue Refunding Bonds, Providence St. Joseph Health,

2.00%, 10/1/25(2) (3) (4)	2,450	2,383

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health,

5.00%, 11/15/35	2,500	2,679

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Prerefunded,

5.00%, 11/15/26(1)	1,215	1,323

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, Stanford Health Care,

3.00%, 8/15/25(2) (3) (4)	600	602

California State Infrastructure & Economic Development Bank National Charter Equitable School Revolving Fund Revenue Bonds,

5.00%, 11/1/33	200	222

5.00%, 11/1/35	670	735

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund,

5.00%, 11/1/39	550	577

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street,

5.00%, 5/15/36	1,000	1,103

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(2) (3) (4)	$3,000	$2,664

California State Municipal Finance Authority MFH Revenue Bonds, Pass-Through Park Western Apartments (FNMA Insured),

2.65%, 8/1/36	3,357	2,850

California State Municipal Finance Authority Revenue Bonds, California Institute of the Arts,

4.00%, 10/1/46	500	436

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group,

3.00%, 10/1/46	1,000	738

California State Municipal Finance Authority Revenue Bonds, Samuel Merritt University,

5.25%, 6/1/53	1,000	1,089

California State Municipal Finance Authority Revenue Bonds, Series A, National University,

5.00%, 4/1/36	2,245	2,457

California State Municipal Finance Authority Revenue Refunding Bonds, Southwestern Law School,

4.00%, 11/1/41	400	360

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/39	1,500	1,532

California State Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC-Phase I (BAM Insured),

5.00%, 5/15/33	6,630	7,548

California State Various Purpose G.O. Unlimited Bonds,

5.25%, 10/1/39	1,500	1,603

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   139   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded,

5.75%, 8/1/23(1)	$1,000	$1,010

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

4.00%, 8/1/48	1,000	982

Contra Costa Community College District G.O. Unlimited Bonds, Series B-2,

3.00%, 8/1/35	775	761

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood,

3.25%, 7/1/43	1,000	776

CSCDA Taxable Revenue Refunding Bonds, Front Porch Community,

1.51%, 4/1/26	1,000	900

Desert Community College District G.O. Unlimited Bonds, Riverside & Imperial County, Prerefunded,

5.00%, 8/1/23(1)	1,125	1,134

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/39	1,330	1,445

Evergreen School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/46	1,000	1,081

Fremont Unified School District Alameda County G.O. Unlimited Bonds, Series D,

2.00%, 8/1/35	3,985	3,180

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A,

3.00%, 8/1/39	2,000	1,796

Golden State Tobacco Securitization Corp. Tobacco Settlement Taxable Revenue Refunding Bonds, Series A-1,

2.16%, 6/1/26	1,000	917

2.53%, 6/1/28	1,500	1,325

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

Hartnell Community College District G.O. Unlimited Bonds, Series B,

3.00%, 8/1/45	$2,500	$2,038

Imperial Irrigation District Electric Revenue Bonds, Series B-1,

5.00%, 11/1/46	2,500	2,645

Kern Community College District G.O. Unlimited CABS-BANS,

0.00%, 8/1/23(5)	2,250	2,229

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F,

5.00%, 6/1/27	1,100	1,166

Long Beach Harbor Revenue Bonds, Series A (AMT),

5.00%, 5/15/30	1,300	1,402

Long Beach Harbor Revenue Refunding Bonds, Series C,

5.00%, 5/15/47	3,000	3,180

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008,

3.00%, 8/1/39	2,200	1,976

Los Angeles Community College District G.O. Unlimited Bonds, Series L, Election of 2008,

5.00%, 8/1/35	650	789

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D,

5.00%, 12/1/29	1,665	1,782

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series E-1,

5.00%, 12/1/44	3,405	3,737

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B,

5.00%, 12/1/29	2,630	2,815

Los Angeles Department of Airports Airport Senior Revenue Bonds (AMT), Green Bond,

5.00%, 5/15/33	1,000	1,135

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International,

5.00%, 5/15/30	1,465	1,599

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   140   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.25%, 5/15/31	$2,000	$2,193

5.00%, 5/15/44	1,500	1,564

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Prerefunded,

5.00%, 11/15/31(1)	160	184

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds (AMT), Unrefunded Balance,

5.00%, 5/15/32	2,840	3,208

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), P3 Project,

5.00%, 5/15/46	1,000	1,051

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/27	3,435	3,696

Los Angeles Department of Airports Senior Revenue Bonds, Series B,

5.00%, 5/15/27	640	678

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B,

5.00%, 7/1/43	1,850	2,000

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), Private Activity,

5.00%, 8/1/25	6,750	7,070

Los Angeles Unified School District G.O. Unlimited Bonds, Series B-1, Election of 2008,

5.00%, 7/1/30	190	214

Los Rios Community College District G.O. Unlimited Bonds, Series D,

3.00%, 8/1/44	2,000	1,660

Menifee Special Tax, Community Facilities District McCall,

3.00%, 9/1/42	385	292

4.00%, 9/1/51	1,000	872

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A,

5.00%, 10/1/27	$1,130	$1,205

5.00%, 10/1/28	2,770	2,954

Monterey County Public Facilities Financing COPS,

5.00%, 10/1/27	1,000	1,068

5.00%, 10/1/28	670	717

Moulton-Niguel Water District COPS,

2.25%, 9/1/45	2,800	1,946

Natomas Unified School District G.O. Unlimited Bonds (AGM Insured),

3.00%, 8/1/39	1,655	1,469

3.00%, 8/1/40	2,325	2,012

3.00%, 8/1/41	2,590	2,206

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured),

5.00%, 8/1/33	1,185	1,284

Natomas Unified School District G.O. Unlimited Bonds, Series A (AGM Insured),

4.00%, 8/1/45	3,000	3,009

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(2) (3) (4)	3,195	3,200

Orange County Community Facilities District No. 2021-1 Rienda Special Tax Bonds, Series A,

5.00%, 8/15/37	1,000	1,064

Oxnard Union High School District G.O. Unlimited Bonds, Series A, Election of 2018, Prerefunded,

5.00%, 8/1/26(1)	3,000	3,266

Oxnard Union High School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/45	2,000	2,156

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008,

2.00%, 8/1/27	1,970	1,906

Perris Union High School District G.O. Unlimited Bonds, Series C, Election of 2012,

3.00%, 9/1/39	800	710

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   141   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

3.00%, 9/1/40	$875	$757

Redlands Unified School District G.O. Unlimited Refunding Bonds, San Bernandino County,

3.00%, 7/1/30	2,295	2,317

Redwood City Public Facilities & Infrastructure Authority Lease Revenue Bonds, Veterans Memorial Building,

3.00%, 6/1/41	2,230	1,919

Richmond Joint Powers Financing Authority Revenue Refunding Bonds, Series A, Civic Center Project (AGM Insured),

5.00%, 11/1/24	600	621

5.00%, 11/1/25	1,000	1,055

5.00%, 11/1/26	750	809

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series 2013 A, Public Defender & Probation Building, Prerefunded,

5.25%, 11/1/23(1)	150	152

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured),

5.25%, 6/1/24	615	618

Sacramento City Unified School District G.O. Unlimited Bonds, Measure Q, Election of 2021 (AGM Insured),

4.00%, 8/1/41	850	857

Sacramento County Airport System Revenue Refunding Bonds, Series A,

5.00%, 7/1/29	565	645

5.00%, 7/1/31	500	570

Sacramento County Airport System Revenue Refunding Bonds, Series B,

5.00%, 7/1/29	680	776

Sacramento County Special Refunding Tax Bonds, Metro Air Park Community Facilities,

5.00%, 9/1/27	1,000	1,062

San Diego Association of Governments South Bay Expressway Toll Senior Lien Revenue Bonds, Series A,

5.00%, 7/1/29	850	938

5.00%, 7/1/37	1,000	1,074

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

San Diego Unified School District G.O. Unlimited Bonds, Series I, Election of 2012,

5.00%, 7/1/41	$3,380	$3,622

San Francisco Bay Area Rapid Transit District Sales TRB, Series A,

3.00%, 7/1/44	2,000	1,685

San Francisco City & County Airports Commission International Airport Revenue Bonds, Second Series B,

5.00%, 5/1/43	1,000	1,002

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/38	3,000	3,184

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

5.00%, 5/1/50	1,355	1,398

San Francisco City & County COPS, Multiple Capital Projects,

2.00%, 10/1/33	2,800	2,445

San Francisco City & County G.O. Unlimited Bonds, Series C,

3.00%, 6/15/30	5,415	5,445

San Francisco City & County Infrastructure & Revitalization Tax Allocation Bonds, Facilities Increment, Treasure Island,

5.00%, 9/1/37	375	387

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C,

3.25%, 6/15/32	1,500	1,510

San Francisco County Transportation Authority Sales TRB,

3.00%, 2/1/30	5,000	5,090

San Francisco Municipal Transportation Agency Taxable Revenue Refunding Bonds, Series A,

1.30%, 3/1/28	725	616

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 8/1/26	1,055	1,087

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   142   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

San Joaquin Hills Transportation Corridor Agency Toll Road Senior Lien Revenue Refunding Bonds,

4.00%, 1/15/34	$1,000	$1,051

San Jose Financing Authority Wastewater Revenue Bonds, Series B, Green Bonds,

5.00%, 11/1/36	1,000	1,190

San Mateo-Foster City School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/40	500	442

San Rafael Elementary School District G.O. Unlimited Bonds, Series B, Election of 2015,

4.50%, 8/1/42	1,750	1,814

Santa Clara County Financing Authority Revenue Refunding Bonds, Series Q,

3.00%, 5/15/35	2,500	2,403

Santa Clarita Community College District G.O. Unlimited Bonds,

3.00%, 8/1/44	1,000	824

Santa Rosa Elementary School District G.O. Unlimited Bonds, Series D, Election of 2014 (AGM Insured), Prerefunded,

5.00%, 8/1/26(1)	1,145	1,208

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured),

5.00%, 8/1/43	1,000	1,055

Silicon Valley Clean Water Wastewater Revenue Bonds, Series B,

0.50%, 3/1/26	3,000	2,781

Southern California Financing Authority Water Replenishment Assessment Revenue Bonds,

5.00%, 8/1/43	2,000	2,185

Stockton Public Financing Authority Parking Revenue Refunding Bonds,

5.00%, 3/1/32	555	581

5.00%, 3/1/33	600	627

5.00%, 3/1/47	1,125	1,082

Tobacco Securitization Authority Tobacco Settlement Senior Revenue Refunding Bonds, Sacramento County,

4.00%, 6/1/35	500	508

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.6% continued

California – 97.6% continued

Transbay Joint Powers Authority Senior Tax Allocation Bonds, Green Bonds,

5.00%, 10/1/29	$465	$517

5.00%, 10/1/34	600	653

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds,

5.00%, 1/1/28	625	643

University of California General Revenue Bonds, Series AF, Prerefunded,

5.00%, 5/15/23(1)	1,220	1,223

University of California Regents Medical Center Pooled Taxable Revenue Refunding Bonds, Series M,

2.46%, 5/15/26	1,785	1,686

Ventura County Public Financing Authority Lease Revenue Bonds, Series B,

5.00%, 11/1/24	1,060	1,075

Ventura Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/31	710	823

Vernon Electric System Revenue Bonds, Series A,

5.00%, 4/1/28	700	759

Visalia Unified School District COPS (AGM Insured),

3.00%, 5/1/27	1,525	1,526

Western Placer Waste Management Authority Solid Waste Revenue Bonds, Material Recovery Facility Project,

5.00%, 6/1/37	650	765

5.00%, 6/1/40	575	665

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 9/1/25(1)	1,000	1,062

		266,938

Total Municipal Bonds

(Cost $287,698)		266,938

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   143   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(6) (7)	2,632,694	$2,633

Total Investment Companies

(Cost $2,633)		2,633

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.4%

University of California General Revenue Bonds, Series AK, 5.00%, 5/15/23(2) (3) (4)	$1,000	$1,003

Total Short-Term Investments

(Cost $1,002)		1,003

Total Investments – 99.0%

(Cost $291,333)		270,574

Other Assets less Liabilities – 1.0%		2,863

NET ASSETS – 100.0%		$273,437

(1)	Maturity date represents the prerefunded date.

(2)	Maturity date represents the puttable date.

(3)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.

(4)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.

(5)	Zero coupon bond.

(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(7)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

HFA - Housing Finance Authority

MFH - Multi-Family Housing

TRB - Tax Revenue Bonds

VA - Veterans Affairs

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	97.6%

Investment Companies	1.0%

Short-Term Investments	0.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds	$ —	$266,938	$—	$266,938

Investment Companies	2,633	—	—	2,633

Short-Term Investments	—	1,003	—	1,003

Total Investments	$2,633	$267,941	$—	$270,574

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   144   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 96.3%

California – 96.3%

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014,

5.00%, 8/1/42	$500	$534

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016,

4.00%, 8/1/46	1,000	1,002

Bay Area Toll Authority Subordinate Toll Bridge Revenue Bonds, Series S-4, Prerefunded,

5.25%, 4/1/23(1)	1,250	1,250

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, Prerefunded,

5.00%, 4/1/29(1)	1,000	1,158

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area,

2.95%, 4/1/26(2) (3) (4)	3,845	3,826

Beaumont Unified School District G.O. Unlimited Bonds, Series D, Election of 2008 (BAM Insured), Prerefunded,

5.25%, 2/15/27(1)	1,500	1,669

Berkeley TRANS,

4.00%, 7/25/23	2,000	2,009

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1,

4.00%, 8/1/31(2) (3) (4)	1,500	1,480

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds,

4.00%, 12/1/23	400	401

4.00%, 12/1/27(2) (3) (4)	600	598

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Series A,

4.00%, 6/1/35	885	893

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Sonoma County Securitization,

5.00%, 6/1/29	310	337

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	$1,213	$1,155

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-2, Class A Social Certificates (FHLMC Insured),

3.75%, 3/25/35	491	487

California School Finance Authority Educational Facilities Revenue Bonds, Granada Hills Charter Obligated Group,

5.00%, 7/1/54	1,200	1,207

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/50	1,135	989

California State Educational Facilities Authority Revenue Bonds, Art Center College of Design,

4.00%, 12/1/46	400	346

3.00%, 12/1/51	600	399

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project,

4.00%, 11/1/49	1,000	957

California State G.O. Unlimited Bonds,

3.00%, 12/1/46	300	250

California State G.O. Unlimited Refunding Bonds,

5.00%, 12/1/26	2,000	2,197

5.00%, 10/1/28	3,000	3,439

5.00%, 9/1/42	1,000	1,142

California State G.O. Unlimited Refunding Bonds, Group B,

5.00%, 10/1/28	790	906

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Prerefunded,

5.00%, 11/15/26(1)	410	446

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   145   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

California State Infrastructure & Economic Development Bank National Charter Equitable School Revolving Fund Revenue Bonds,

5.00%, 11/1/47	$1,000	$1,047

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund,

5.00%, 11/1/44	625	647

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street,

5.00%, 5/15/42	1,000	1,080

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds,

1.75%, 8/1/26(2) (3) (4)	3,500	3,279

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(2) (3) (4)	2,000	1,776

California State Municipal Finance Authority Revenue Bonds, California Institute of the Arts,

4.00%, 10/1/51	250	212

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group,

3.00%, 10/1/49	1,000	699

California State Municipal Finance Authority Revenue Bonds, Samuel Merritt University,

5.25%, 6/1/53	500	544

California State Municipal Finance Authority Revenue Bonds, Series A, National University,

5.00%, 4/1/40	1,000	1,068

California State Municipal Finance Authority Revenue Refunding Bonds, Southwestern Law School,

4.00%, 11/1/41	175	158

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/39	$1,000	$1,021

5.00%, 5/15/43	1,000	1,010

California State School Finance Authority Charter School Revenue Bonds, Aspire Public Schools Obligated Group,

4.00%, 8/1/51	800	672

California State Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC-Phase I (BAM Insured),

5.00%, 5/15/33	1,500	1,708

3.00%, 5/15/51	1,225	918

California State University Systemwide Revenue Refunding Bonds, Prerefunded,

5.00%, 11/1/24(1)	180	187

Carlsbad Unified School District G.O. Unlimited Bonds, Series A, Election of 2018,

3.00%, 8/1/42	550	469

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded,

5.75%, 8/1/23(1)	570	576

6.00%, 8/1/23(1)	1,000	1,011

Chino Valley Unified School District G.O. Limited Bonds, Series B,

5.00%, 8/1/38	1,150	1,301

Coachella Valley Water District Revenue COPS, Series A, Oasis Project,

4.00%, 8/1/46	1,750	1,760

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C,

4.00%, 8/1/49	1,000	1,001

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood,

4.30%, 7/1/59	500	418

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   146   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

CSCDA Taxable Revenue Refunding Bonds, Front Porch Community,

1.51%, 4/1/26	$625	$562

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014,

4.00%, 8/1/44	500	503

Evergreen School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/46	1,300	1,405

Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Bonds, Series A,

4.00%, 1/15/46	250	234

Fremont Unified School District Alameda County G.O. Unlimited Bonds, Series D,

2.00%, 8/1/35	1,610	1,285

Hartnell Community College District G.O. Unlimited Bonds, Series B,

3.00%, 8/1/45	1,500	1,223

Imperial Irrigation District Electric Revenue Bonds, Series B-1,

5.00%, 11/1/46	1,500	1,587

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008,

3.00%, 8/1/39	800	718

Los Angeles Community College District G.O. Unlimited Bonds, Series L, Election of 2008,

5.00%, 8/1/35	350	425

Los Angeles County Community Facilities District No. 2021-01 Special TRB, Valencia Facilities,

5.00%, 9/1/52	500	505

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series F, Green Bonds,

2.63%, 12/1/51	1,600	1,125

Los Angeles County TRANS,

4.00%, 6/29/23	2,825	2,834

4.00%, 6/30/23	3,500	3,512

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

Los Angeles Department of Airports Airport Senior Revenue Bonds (AMT), Private Activity,

5.50%, 5/15/47	$1,000	$1,105

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International,

5.00%, 5/15/31	1,000	1,090

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.00%, 5/15/44	500	521

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), P3 Project,

5.00%, 5/15/46	500	525

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/29	4,000	4,357

5.00%, 5/15/31	5,000	5,439

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/40	1,000	1,117

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series C,

5.00%, 7/1/52	500	550

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B,

5.00%, 7/1/39	525	591

5.00%, 7/1/51	1,000	1,093

Los Angeles Unified School District G.O. Unlimited Bonds, Series RYQ,

5.00%, 7/1/33	1,000	1,175

Los Rios Community College District G.O. Unlimited Bonds, Series D,

3.00%, 8/1/44	1,000	830

Lucia Mar Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

5.00%, 8/1/42	1,450	1,578

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   147   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

Manteca Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds, Series A (BAM Insured),

4.00%, 10/1/39	$500	$506

Menifee Special Tax, Community Facilities District McCall,

3.00%, 9/1/42	165	125

4.00%, 9/1/51	430	375

Mesa Water District COPS,

4.00%, 3/15/45	1,150	1,163

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series B,

4.00%, 8/1/23	395	396

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A,

5.00%, 10/1/38	405	470

Monterey County Financing Authority Revenue Refunding Bonds,

5.00%, 9/1/37	1,170	1,287

Mountain View-Whisman School District G.O. Unlimited Bonds, Series B,

4.25%, 9/1/45	500	514

New Haven Unified School District G.O. Unlimited Bonds, Series C, Alameda County,

3.00%, 8/1/49	1,520	1,187

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005,

0.00%, 8/1/33(5)	10,000	7,288

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(2) (3) (4)	3,500	3,505

Orange County Community Facilities District No. 2021-1 Rienda Special Tax Bonds, Series A,

5.00%, 8/15/42	1,000	1,039

Oxnard Union High School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/45	1,000	1,078

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

Palm Springs Unified School District G.O. Unlimited Bonds, Series A,

2.00%, 8/1/24	$1,000	$988

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured),

7.00%, 8/1/38	5,000	5,832

Perris Union High School District G.O. Unlimited Bonds, Series C, Election of 2012,

3.00%, 9/1/45	1,865	1,514

Redwood City Public Facilities & Infrastructure Authority Lease Revenue Bonds, Veterans Memorial Building,

3.00%, 6/1/51	1,750	1,360

Riverside County TRANS,

5.00%, 6/30/23	2,100	2,111

Riverside County Transportation Commission Toll Senior Lien Revenue Refunding Bonds, RCTC 91 Express Lanes,

4.00%, 6/1/46	750	716

Ross Valley Public Financing Authority Revenue Bonds, Sanitary District No. 1 of Marin County,

5.00%, 1/1/36	275	286

5.00%, 1/1/37	215	223

Sacramento County Special Refunding Tax Bonds, Metro Air Park Community Facilities,

5.00%, 9/1/34	1,000	1,078

Sacramento Municipal Utility District Revenue Bonds, Series A,

5.00%, 8/15/37	55	55

San Diego Association of Governments Capital Grant Receipts Revenue Bonds, Mid Coast Corridor, Green Bonds,

1.80%, 11/15/27	1,000	962

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/38	1,000	1,061

5.00%, 5/1/42	1,500	1,546

5.00%, 5/1/49	1,000	1,033

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   148   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

5.00%, 5/1/45	$1,000	$1,039

5.00%, 5/1/50	1,500	1,548

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT),

5.00%, 5/1/30	915	1,022

San Francisco City & County COPS, Multiple Capital Projects,

2.00%, 10/1/33	1,200	1,048

San Francisco City & County G.O. Unlimited Bonds, Series C,

3.00%, 6/15/30	1,000	1,006

San Francisco City & County Infrastructure & Revitalization Tax Allocation Bonds, Facilities Increment, Treasure Island,

5.00%, 9/1/52	1,000	975

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series D, Hetch Hetchy Water,

3.00%, 11/1/50	600	480

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C,

3.25%, 6/15/32	2,500	2,517

San Francisco Community College District G.O. Unlimited Bonds, Series A, Election of 2020,

3.00%, 6/15/45	1,000	792

San Joaquin Hills Transportation Corridor Agency Toll Road Senior Lien Revenue Refunding Bonds,

4.00%, 1/15/34	500	526

San Jose Financing Authority Wastewater Revenue Bonds, Series B, Green Bonds,

5.00%, 11/1/41	500	578

San Jose G.O. Unlimited Bonds, Series A-1,

5.00%, 9/1/42	1,310	1,429

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

San Mateo-Foster City School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/41	$300	$261

Santa Clarita Community College District G.O. Unlimited Bonds, Election of 2016,

5.25%, 8/1/48	1,000	1,132

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured),

5.00%, 8/1/43	500	528

Silicon Valley Clean Water Wastewater Revenue Bonds, Series B,

0.50%, 3/1/26	2,000	1,854

Sonoma County Junior College District G.O. Unlimited Bonds, Series B,

3.00%, 8/1/36	900	853

South Bayside Waste Management Authority Solid Waste Enterprise Revenue Refunding Bonds, Shoreway Environmental Center, Green Bonds, Escrowed to Maturity (AGM Insured),

5.00%, 9/1/32	15	17

Southwestern Community College District G.O. Unlimited Bonds, Series D,

4.00%, 8/1/33	650	714

Stockton Public Financing Authority Parking Revenue Refunding Bonds,

5.00%, 3/1/32	250	262

5.00%, 3/1/33	245	256

5.00%, 3/1/47	500	481

Tobacco Securitization Authority Tobacco Settlement Senior Revenue Refunding Bonds, Sacramento County,

4.00%, 6/1/37	700	695

Transbay Joint Powers Authority Senior Tax Allocation Bonds, Green Bonds,

5.00%, 10/1/45	1,000	1,036

Turlock Irrigation District Revenue Refunding Bonds,

5.00%, 1/1/37	805	904

University of California General Revenue Bonds, Series A,

5.00%, 5/15/38	600	602

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   149   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.3% continued

California – 96.3% continued

University of California General Revenue Bonds, Series AF, Prerefunded,

5.00%, 5/15/23(1)	$430	$431

University Of California Revenue Refunding Bonds, Series B,

5.00%, 5/15/35	1,500	1,830

University of California Revenue Refunding Bonds, Series O, Limited Project,

5.00%, 5/15/58	2,500	2,667

Upper Santa Clara Valley Joint Powers Authority Revenue Refunding Bonds, Series A,

4.00%, 8/1/45	1,200	1,203

Ventura Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/27	585	651

5.00%, 8/1/28	620	706

Vernon Electric System Revenue Bonds, Series A,

5.00%, 4/1/28	300	325

Western Placer Waste Management Authority Solid Waste Revenue Bonds, Material Recovery Facility Project,

5.00%, 6/1/40	625	722

		156,316

Total Municipal Bonds

(Cost $165,199)		156,316

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

4.61%(6) (7)	2,746,324	$2,746

Total Investment Companies

(Cost $2,746)		2,746

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.9%

San Diego Unified School District TRANS, Series A,

4.00%, 6/30/23	$1,000	$1,004

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 0.9% continued

University of California General Revenue Bonds, Series AK, 5.00%, 5/15/23(2) (3) (4)	$500	$501

Total Short-Term Investments

(Cost $1,506)		1,505

Total Investments – 98.9%

(Cost $169,451)		160,567

Other Assets less Liabilities – 1.1%		1,825

NET ASSETS – 100.0%		$162,392

(1)	Maturity date represents the prerefunded date.
(2)	Maturity date represents the puttable date.
(3)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(4)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(5)	Zero coupon bond.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

HFA - Housing Finance Authority

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   150   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

At March 31, 2023, the security types for the Fund were:

SECURITY T YPE(1)	% OF NET ASSETS

Municipal Bonds	96.3%

Investment Companies	1.7%

Short-Term Investments	0.9%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds	$ —	$156,316	$—	$156,316

Investment Companies	2,746	—	—	2,746

Short-Term Investments	—	1,505	—	1,505

Total Investments	$2,746	$157,821	$—	$160,567

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   151   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 3.5%

Auto Loan – 0.7%

Exeter Automobile Receivables Trust, Series 2022-6A, Class A2

5.73%, 11/17/25	$84	$84

GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class A3

4.66%, 2/16/28	80	80

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3

4.51%, 11/15/27	140	140

Westlake Automobile Receivables Trust, Series 2022-3A, Class A2

5.24%, 7/15/25(1)	490	489

		793

Other – 0.3%

Dell Equipment Finance Trust, Series 2023-1, Class A3

5.65%, 9/22/28(1)	280	281

Whole Loan – 2.5%

Angel Oak Mortgage Trust, Series 2023-1, Class A1 (Step to 4.84% on 2/25/27),

4.75%, 9/26/67(1) (2)	276	266

J.P. Morgan Mortgage Trust, Series 2022-4, Class A3

3.00%, 10/25/52(1) (3)	288	245

J.P. Morgan Mortgage Trust, Series 2022-6, Class A3

3.00%, 11/25/52(1) (3)	291	247

J.P. Morgan Mortgage Trust, Series 2022-7, Class 1A2

3.00%, 12/25/52(1) (3)	286	243

J.P. Morgan Mortgage Trust, Series 2023-1, Class A3A

5.00%, 6/25/53(1) (3)	244	237

JP Morgan Mortgage Trust, Series 2022-LTV1, Class XS

0.22%, 7/25/52(1)	23,284	224

Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class A1

2.50%, 6/25/51(1) (3)	294	237

Sequoia Mortgage Trust, Series 2023-1, Class A1

5.00%, 1/25/53(1)	98	96

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 3.5% continued

Whole Loan – 2.5% continued

Towd Point Mortgage Trust, Series 2022-1, Class A1

3.75%, 7/25/62(1)	$775	$724

Towd Point Mortgage Trust, Series 2022-4, Class A1

3.75%, 9/25/62(1)	361	337

		2,856

Total Asset-Backed Securities

(Cost $4,034)		3,930

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%

Non Agency – 1.6%

BANK, Series 2019-BN16, Class A4

4.01%, 2/15/52	1,000	940

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5

3.14%, 2/10/48	920	881

		1,821

Total Commercial Mortgage-Backed Securities

(Cost $2,001)		1,821

CORPORATE BONDS – 20.8%

Aerospace & Defense – 0.2%

Boeing (The) Co.,

5.81%, 5/1/50	35	35

Huntington Ingalls Industries, Inc.,

2.04%, 8/16/28	65	56

Lockheed Martin Corp.,

2.80%, 6/15/50	50	36

Northrop Grumman Corp.,

5.25%, 5/1/50	50	52

Raytheon Technologies Corp.,

1.90%, 9/1/31	50	41

		220

Asset Management – 0.9%

Ameriprise Financial, Inc.,

4.50%, 5/13/32	176	168

Ares Capital Corp.,

4.25%, 3/1/25	215	203

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (4)	92	72

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   152   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Asset Management – 0.9% continued

FS KKR Capital Corp.,

4.13%, 2/1/25	$635	$601

Oaktree Specialty Lending Corp.,

2.70%, 1/15/27	30	26

		1,070

Banking – 3.2%

Bank of America Corp.,

(Variable, U.S. SOFR + 2.15%),

2.59%, 4/29/31 (4)	100	85

(Variable, U.S. SOFR + 1.22%),

2.65%, 3/11/32 (4)	120	100

(Variable, U.S. SOFR + 1.32%),

2.69%, 4/22/32 (4)	510	426

(Variable, U.S. SOFR + 1.21%),

2.57%, 10/20/32 (4)	294	240

Citigroup, Inc.,

(Variable, CME Term SOFR 3M + 1.41%),

3.52%, 10/27/28 (4)	190	178

(Variable, U.S. SOFR + 3.91%),

4.41%, 3/31/31 (4)	192	182

(Variable, U.S. SOFR + 1.17%),

2.56%, 5/1/32 (4)	275	228

JPMorgan Chase & Co.,

(Variable, U.S. SOFR + 1.07%),

5.55%, 12/15/25 (4)	180	181

(Variable, U.S. SOFR + 1.85%),

2.08%, 4/22/26 (4)	300	281

(Variable, U.S. SOFR + 1.07%),

1.95%, 2/4/32 (4)	217	174

(Variable, U.S. SOFR + 2.08%),

4.91%, 7/25/33 (4)	370	368

PNC Financial Services Group (The), Inc.,

(Variable, U.S. SOFR Compounded Index + 1.85%), 4.63%, 6/6/33 (4)	110	101

Santander Holdings U.S.A., Inc.,

(Variable, U.S. SOFR + 2.36%),

6.50%, 3/9/29 (4)	270	270

Truist Financial Corp.,

3.70%, 6/5/25	170	162

U.S. Bancorp,

(Variable, U.S. SOFR + 2.09%),

5.85%, 10/21/33 (4)	400	418

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Banking – 3.2% continued

Wells Fargo & Co.,

(Variable, U.S. SOFR + 2.10%), 2.39%, 6/2/28 (4)	$220	$198

		3,592

Beverages – 0.2%

Constellation Brands, Inc.,

2.88%, 5/1/30	95	83

Pernod Ricard International Finance LLC,

1.25%, 4/1/28 (1)	200	173

		256

Biotechnology & Pharmaceuticals – 0.7%

AbbVie, Inc.,

4.25%, 11/21/49	35	31

Amgen, Inc.,

2.20%, 2/21/27	96	88

5.25%, 3/2/33	180	185

Bristol-Myers Squibb Co.,

2.95%, 3/15/32	220	198

Gilead Sciences, Inc.,

2.60%, 10/1/40	55	41

Pfizer, Inc.,

3.45%, 3/15/29	220	213

		756

Cable & Satellite – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital,

5.05%, 3/30/29	63	61

6.38%, 10/23/35	175	174

5.50%, 4/1/63	53	43

Comcast Corp.,

4.15%, 10/15/28	130	129

1.50%, 2/15/31	148	118

Time Warner Cable LLC,

5.88%, 11/15/40	100	91

		616

Chemicals – 0.4%

Bayport Polymers LLC,

4.74%, 4/14/27 (1)	350	329

NewMarket Corp.,

2.70%, 3/18/31	65	54

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   153   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Chemicals – 0.4% continued

RPM International, Inc.,

4.55%, 3/1/29	$30	$28

		411

Commercial Support Services – 0.0%

Waste Connections, Inc.,

3.20%, 6/1/32	40	36

Construction Materials – 0.0%

Martin Marietta Materials, Inc.,

2.50%, 3/15/30	40	34

Consumer Services – 0.0%

President and Fellows of Harvard College,

4.88%, 10/15/40	50	52

Diversified Industrials – 0.2%

Honeywell International, Inc.,

4.95%, 2/15/28	160	165

Parker-Hannifin Corp.,

4.50%, 9/15/29	44	44

		209

E-Commerce Discretionary – 0.0%

Amazon.com, Inc.,

4.70%, 12/1/32	50	51

Electric & Gas Marketing & Trading – 0.3%

Consolidated Edison Co. of New York, Inc.,

3.35%, 4/1/30	330	304

Electric Utilities – 2.7%

AES (The) Corp.,

1.38%, 1/15/26	90	81

Ameren Corp.,

3.50%, 1/15/31	250	228

Appalachian Power Co.,

4.50%, 3/1/49	160	138

Avangrid, Inc.,

3.80%, 6/1/29	132	124

Berkshire Hathaway Energy Co.,

1.65%, 5/15/31	170	136

CenterPoint Energy, Inc.,

2.95%, 3/1/30	207	182

Duke Energy Progress LLC,

3.40%, 4/1/32	152	138

5.25%, 3/15/33	235	244

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Electric Utilities – 2.7% continued

Entergy Louisiana LLC,

2.90%, 3/15/51	$300	$204

Entergy Texas, Inc.,

1.75%, 3/15/31	145	117

Eversource Energy,

1.65%, 8/15/30	167	134

Florida Power & Light Co.,

5.10%, 4/1/33	240	249

National Rural Utilities Cooperative Finance Corp.,

4.15%, 12/15/32	100	95

NextEra Energy Capital Holdings, Inc.,

2.25%, 6/1/30	155	131

NRG Energy, Inc.,

2.45%, 12/2/27 (1)	90	77

Oncor Electric Delivery Co. LLC,

3.70%, 11/15/28	100	97

Pacific Gas and Electric Co.,

4.55%, 7/1/30	118	110

San Diego Gas & Electric Co.,

1.70%, 10/1/30	200	163

Southern (The) Co.,

3.70%, 4/30/30	155	145

Virginia Electric and Power Co.,

2.40%, 3/30/32	130	108

Xcel Energy, Inc.,

2.60%, 12/1/29	115	100

		3,001

Electrical Equipment – 0.2%

Acuity Brands Lighting, Inc.,

2.15%, 12/15/30	107	87

Hubbell, Inc.,

2.30%, 3/15/31	30	25

Keysight Technologies, Inc.,

3.00%, 10/30/29	100	89

Vontier Corp.,

2.40%, 4/1/28	25	21

		222

Entertainment Content – 0.3%

Discovery Communications LLC,

3.63%, 5/15/30	150	133

Walt Disney (The) Co.,

2.00%, 9/1/29	100	87

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   154   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Entertainment Content – 0.3% continued

Warnermedia Holdings, Inc.,

5.14%, 3/15/52 (1)	$110	$89

		309

Food – 0.7%

Campbell Soup Co.,

2.38%, 4/24/30	110	95

Flowers Foods, Inc.,

2.40%, 3/15/31	80	67

Hormel Foods Corp.,

1.80%, 6/11/30	115	96

McCormick & Co., Inc.,

1.85%, 2/15/31	140	112

Nestle Holdings, Inc.,

4.70%, 1/15/53 (1)	286	289

Smithfield Foods, Inc.,

2.63%, 9/13/31 (1)	105	79

Tyson Foods, Inc.,

4.35%, 3/1/29	105	102

		840

Funds & Trusts – 0.2%

Blackstone Private Credit Fund,

2.63%, 12/15/26	320	269

Gas & Water Utilities – 0.5%

NiSource, Inc.,

3.60%, 5/1/30	200	185

Southern California Gas Co.,

2.60%, 6/15/26	200	188

Southern Co. Gas Capital Corp.,

1.75%, 1/15/31	190	151

		524

Health Care Facilities & Services – 1.0%

Cigna Group (The),

1.25%, 3/15/26	330	299

2.38%, 3/15/31	120	101

Elevance Health, Inc.,

4.55%, 5/15/52	216	195

Humana, Inc.,

3.70%, 3/23/29	130	122

3.95%, 8/15/49	110	90

UnitedHealth Group, Inc.,

4.00%, 5/15/29	190	186

2.30%, 5/15/31	105	90

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Health Care Facilities & Services – 1.0% continued

Universal Health Services, Inc.,

2.65%, 1/15/32	$105	$82

		1,165

Home Construction – 0.2%

D.R. Horton, Inc.,

1.30%, 10/15/26	45	40

Masco Corp.,

1.50%, 2/15/28	70	59

MDC Holdings, Inc.,

6.00%, 1/15/43	85	74

		173

Household Products – 0.5%

Clorox (The) Co.,

4.60%, 5/1/32	174	173

Haleon U.S. Capital LLC,

3.38%, 3/24/27	11	11

4.00%, 3/24/52	174	144

Kenvue, Inc.,

4.90%, 3/22/33 (1)	40	41

Kimberly-Clark Corp.,

2.00%, 11/2/31	220	185

		554

Institutional Financial Services – 1.1%

CME Group, Inc.,

2.65%, 3/15/32	136	118

Morgan Stanley,

(Variable, U.S. SOFR + 1.99%), 2.19%, 4/28/26 (4)	275	258

(Variable, U.S. SOFR + 0.88%), 1.59%, 5/4/27 (4)	187	168

(Variable, U.S. SOFR + 1.14%), 2.70%, 1/22/31 (4)	270	233

(Variable, U.S. SOFR + 1.29%), 2.94%, 1/21/33 (4)	183	155

(Variable, U.S. SOFR + 2.08%), 4.89%, 7/20/33 (4)	150	147

Nasdaq, Inc.,

1.65%, 1/15/31	160	126

		1,205

Insurance – 0.6%

Brighthouse Financial Global Funding,

1.55%, 5/24/26 (1)	315	283

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   155   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Insurance – 0.6% continued

Brown & Brown, Inc.,

2.38%, 3/15/31	$135	$108

Chubb INA Holdings, Inc.,

3.35%, 5/3/26	100	97

Corebridge Financial, Inc.,

4.40%, 4/5/52 (1)	106	83

Primerica, Inc.,

2.80%, 11/19/31	130	109

		680

Internet Media & Services – 0.3%

Meta Platforms, Inc.,

3.85%, 8/15/32	200	187

Netflix, Inc.,

4.88%, 4/15/28	100	100

		287

Machinery – 0.0%

Eaton Corp.,

4.15%, 3/15/33	20	19

Xylem, Inc.,

2.25%, 1/30/31	30	25

		44

Medical Equipment & Devices – 0.5%

Agilent Technologies, Inc.,

2.30%, 3/12/31	340	285

GE HealthCare Technologies, Inc.,

5.91%, 11/22/32 (1)	230	245

		530

Oil & Gas Producers – 0.6%

EOG Resources, Inc.,

4.38%, 4/15/30	230	229

ONEOK, Inc.,

6.10%, 11/15/32	140	145

Phillips 66,

2.15%, 12/15/30	200	165

Western Midstream Operating L.P.,

6.15%, 4/1/33	90	91

		630

Oil & Gas Services & Equipment – 0.1%

Schlumberger Investment S.A.,

2.65%, 6/26/30	100	88

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Real Estate Investment Trusts – 0.9%

AvalonBay Communities, Inc.,

2.30%, 3/1/30	$40	$34

Boston Properties L.P.,

2.55%, 4/1/32	90	64

Brixmor Operating Partnership L.P.,

4.05%, 7/1/30	55	50

Corporate Office Properties L.P.,

2.90%, 12/1/33	121	84

Equinix, Inc.,

3.20%, 11/18/29	93	83

2.50%, 5/15/31	100	82

Essex Portfolio L.P.,

2.65%, 3/15/32	70	57

Healthpeak OP LLC,

3.25%, 7/15/26	65	62

Kimco Realty Corp.,

3.20%, 4/1/32	81	68

Office Properties Income Trust,

2.65%, 6/15/26	275	186

Omega Healthcare Investors, Inc.,

3.38%, 2/1/31	40	32

Safehold Operating Partnership L.P.,

2.85%, 1/15/32	64	50

Simon Property Group L.P.,

2.45%, 9/13/29	45	39

STORE Capital Corp.,

2.75%, 11/18/30	40	29

Welltower OP LLC,

2.70%, 2/15/27	40	36

3.85%, 6/15/32	40	35

		991

Retail - Discretionary – 0.2%

Advance Auto Parts, Inc.,

1.75%, 10/1/27	95	82

O’Reilly Automotive, Inc.,

4.70%, 6/15/32	67	66

Tractor Supply Co.,

1.75%, 11/1/30	45	36

		184

Semiconductors – 0.3%

Intel Corp.,

5.13%, 2/10/30	260	265

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   156   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Semiconductors – 0.3% continued

KLA Corp.,

5.65%, 11/1/34	$85	$89

		354

Software – 0.7%

Fortinet, Inc.,

1.00%, 3/15/26	90	81

2.20%, 3/15/31	145	120

Oracle Corp.,

5.80%, 11/10/25	90	92

2.30%, 3/25/28	100	89

Roper Technologies, Inc.,

3.80%, 12/15/26	70	68

2.00%, 6/30/30	55	45

ServiceNow, Inc.,

1.40%, 9/1/30	100	81

VMware, Inc.,

1.80%, 8/15/28	130	110

Workday, Inc.,

3.70%, 4/1/29	100	94

		780

Specialty Finance – 0.1%

Air Lease Corp.,

1.88%, 8/15/26	25	22

Ally Financial, Inc.,

2.20%, 11/2/28	138	110

GATX Corp.,

4.00%, 6/30/30	20	18

		150

Technology Hardware – 0.5%

CDW LLC/CDW Finance Corp.,

4.25%, 4/1/28	110	102

Dell International LLC/EMC Corp.,

8.10%, 7/15/36	44	51

3.45%, 12/15/51 (1)	133	87

Jabil, Inc.,

1.70%, 4/15/26	180	162

Motorola Solutions, Inc.,

2.30%, 11/15/30	100	81

Teledyne Technologies, Inc.,

2.25%, 4/1/28	70	63

		546

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Technology Services – 0.8%

Broadridge Financial Solutions, Inc.,

2.90%, 12/1/29	$98	$86

Global Payments, Inc.,

2.90%, 5/15/30	95	80

Moody’s Corp.,

4.25%, 2/1/29	157	154

3.75%, 2/25/52	106	85

PayPal Holdings, Inc.,

4.40%, 6/1/32	240	235

S&P Global, Inc.,

2.90%, 3/1/32	240	214

Western Union (The) Co.,

2.75%, 3/15/31	130	104

		958

Telecommunications – 0.5%

AT&T, Inc.,

4.30%, 2/15/30	164	159

3.55%, 9/15/55	96	69

T-Mobile U.S.A., Inc.,

3.40%, 10/15/52	133	96

3.60%, 11/15/60	129	92

Verizon Communications, Inc.,

2.55%, 3/21/31	115	98

		514

Tobacco & Cannabis – 0.1%

Philip Morris International, Inc.,

1.75%, 11/1/30	110	88

Transportation & Logistics – 0.6%

Burlington Northern Santa Fe LLC,

2.88%, 6/15/52	190	133

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	153	153

Norfolk Southern Corp.,

3.70%, 3/15/53	66	51

Ryder System, Inc.,

4.30%, 6/15/27	100	97

Southwest Airlines Co.,

5.13%, 6/15/27	105	105

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   157   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.8% continued

Transportation & Logistics – 0.6% continued

Union Pacific Corp.,

2.38%, 5/20/31	$67	$58

3.50%, 2/14/53	89	70

		667

Total Corporate Bonds

(Cost $26,200)		23,360

FOREIGN ISSUER BONDS – 7.2%

Asset Management – 0.3%

UBS Group A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.75%, 5/12/28(1) (4)	360	345

Banking – 4.4%

ANZ Bank New Zealand Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.70%), 5.55%, 8/11/32 (1) (4)	200	197

Australia & New Zealand Banking Group Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1) (4)	322	298

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 4.18%, 3/24/28 (4)	200	188

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.65%), 5.50%, 8/9/28 (4)	200	197

BPCE S.A.,

3.50%, 10/23/27 (1)	185	169

Credit Agricole S.A.,

3.25%, 1/14/30 (1)	125	105

Danske Bank A/S,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 6.47%, 1/9/26 (1) (4)	220	220

Deutsche Bank A.G.,

(Variable, U.S. SOFR + 1.32%), 2.55%, 1/7/28 (4)	139	118

(Variable, U.S. SOFR + 3.65%), 7.08%, 2/10/34 (4)	200	185

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Banking – 4.4% continued

Federation des Caisses Desjardins du Quebec,

(Variable, U.S. SOFR Compounded Index + 1.09%), 5.28%, 1/23/26 (1) (4)	$310	$310

HSBC Holdings PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.00%, 3/9/26 (4)	165	134

ING Groep N.V.,

(Variable, U.S. SOFR + 1.83%), 4.02%, 3/28/28 (4)	200	189

KBC Group N.V.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 5.80%, 1/19/29 (1) (4)	200	201

Lloyds Banking Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (4)	190	178

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.70%), 5.87%, 3/6/29 (4)	200	202

Macquarie Group Ltd.,

(Variable, U.S. SOFR + 2.13%), 4.10%, 6/21/28 (1) (4)	400	382

Mitsubishi UFJ Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.53%), 5.48%, 2/22/31 (4)	215	216

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 5/22/28 (4)	250	226

Santander UK Group Holdings PLC,

(Variable, U.S. SOFR + 0.99%), 1.67%, 6/14/27 (4)	226	197

Societe Generale S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 2.89%, 6/9/32 (1) (4)	120	95

Sumitomo Mitsui Financial Group, Inc.,

5.46%, 1/13/26	310	313

3.04%, 7/16/29	200	177

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   158   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Banking – 4.4% continued

Westpac Banking Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (4)	$135	$121

Westpac New Zealand Ltd.,

4.90%, 2/15/28 (1)	300	299

		4,917

Beverages – 0.3%

Coca-Cola Europacific Partners PLC,

1.50%, 1/15/27 (1)	161	144

Coca-Cola Femsa S.A.B. de C.V.,

1.85%, 9/1/32	205	159

		303

Biotechnology & Pharmaceuticals – 0.4%

Astrazeneca Finance LLC,

1.75%, 5/28/28	220	195

GlaxoSmithKline Capital, Inc.,

3.88%, 5/15/28	220	216

		411

Institutional Financial Services – 0.1%

Credit Suisse Group A.G.,

(Variable, U.S. SOFR + 3.73%), 4.19%, 4/1/31(1) (4)	117	104

Medical Equipment & Devices – 0.2%

Alcon Finance Corp.,

2.60%, 5/27/30 (1)	210	181

Smith & Nephew PLC,

2.03%, 10/14/30	92	75

		256

Metals & Mining – 0.1%

Barrick PD Australia Finance Pty. Ltd.,

5.95%, 10/15/39	50	53

Oil & Gas Producers – 0.2%

Qatar Energy,

3.13%, 7/12/41 (1)	31	24

Santos Finance Ltd.,

3.65%, 4/29/31 (1)	210	176

		200

Semiconductors – 0.2%

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

5.00%, 1/15/33	236	231

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.2% continued

Sovereign Government – 0.4%

Indonesia Government International Bond,

3.85%, 10/15/30	$200	$190

Peruvian Government International Bond,

2.84%, 6/20/30	150	131

Philippine Government International Bond,

3.75%, 1/14/29	125	120

		441

Specialty Finance – 0.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

1.75%, 1/30/26	25	22

4.63%, 10/15/27	25	24

3.40%, 10/29/33	53	43

Avolon Holdings Funding Ltd.,

3.25%, 2/15/27 (1)	45	40

		129

Technology Services – 0.1%

RELX Capital, Inc.,

4.75%, 5/20/32	140	139

Telecommunications – 0.2%

British Telecommunications PLC,

3.25%, 11/8/29 (1)	165	149

Orange S.A.,

5.38%, 1/13/42	100	103

		252

Tobacco & Cannabis – 0.2%

BAT Capital Corp.,

4.70%, 4/2/27	98	96

Imperial Brands Finance PLC,

6.13%, 7/27/27 (1)	113	116

		212

Transportation & Logistics – 0.0%

Canadian Pacific Railway Co.,

3.10%, 12/2/51	63	45

Total Foreign Issuer Bonds

(Cost $8,704)		8,038

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   159   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 31.7% (5)

Fannie Mae – 19.3%

Pool #889641,

5.50%, 8/1/37	$120	$124

Pool #995802,

5.50%, 12/1/35	118	122

Pool #AB5209,

3.00%, 5/1/32	236	223

Pool #AD0248,

5.50%, 11/1/37	214	221

Pool #AD0494,

5.50%, 8/1/37	125	129

Pool #AD0925,

5.00%, 4/1/40	104	107

Pool #AL5119,

4.00%, 4/1/34	132	130

Pool #AL6041,

4.00%, 8/1/33	687	673

Pool #AL7497,

3.50%, 9/1/40	227	216

Pool #AL8352,

3.00%, 10/1/44	264	244

Pool #AQ5150,

2.50%, 11/1/42	689	603

Pool #AS3655,

4.50%, 10/1/44	137	137

Pool #AS6520,

3.50%, 1/1/46	249	234

Pool #AS6730,

3.50%, 2/1/46	308	292

Pool #AS7088,

2.50%, 5/1/31	103	97

Pool #AS7568,

4.50%, 7/1/46	423	423

Pool #AS8576,

4.50%, 12/1/46	157	157

Pool #AS8984,

4.50%, 3/1/47	94	94

Pool #BD7081,

4.00%, 3/1/47	364	351

Pool #BH6175,

3.50%, 7/1/47	82	77

Pool #BJ0686,

4.00%, 4/1/48	130	126

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.7% (5) continued

Fannie Mae – 19.3% continued

Pool #BM1761,

4.00%, 8/1/44	$127	$124

Pool #BM4056,

4.00%, 3/1/45	158	155

Pool #BM5168,

2.50%, 6/1/46	309	271

Pool #BM5969,

3.00%, 11/1/46	953	879

Pool #BM5984,

5.00%, 5/1/49	73	74

Pool #BM5996,

5.00%, 12/1/48	47	47

Pool #BR4694,

2.00%, 3/1/51	620	514

Pool #BW9921,

5.00%, 10/1/52	550	550

Pool #BX4910,

1/1/53(6)	299	300

Pool #BX7768,

3/1/53(6)	300	299

Pool #CA5700,

2.50%, 5/1/50	737	644

Pool #CA6422,

3.00%, 7/1/50	363	327

Pool #FM1303,

3.00%, 1/1/48	484	444

Pool #FM1472,

3.50%, 3/1/34	59	57

Pool #FM1534,

4.50%, 9/1/49	241	240

Pool #FM1572,

3.00%, 9/1/48	128	117

Pool #FM2053,

3.50%, 8/1/44	698	666

Pool #FM2671,

4.00%, 1/1/48	107	105

Pool #FM2921,

2.50%, 4/1/50	639	555

Pool #FM3173,

3.50%, 7/1/47	392	374

Pool #FM3201,

3.50%, 4/1/34	156	152

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   160   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.7% (5) continued

Fannie Mae – 19.3% continued

Pool #FM3266,

3.00%, 4/1/48	$845	$780

Pool #FM3727,

3.00%, 7/1/50	296	267

Pool #FM4491,

3.50%, 12/1/36	891	868

Pool #FM5237,

5.00%, 7/1/47	171	175

Pool #FM5383,

4.00%, 6/1/45	488	478

Pool #FM6555,

2.00%, 4/1/51	610	506

Pool #FS1251,

3.50%, 4/1/52	611	571

Pool #FS3063,

4.50%, 10/1/52	428	421

Pool #FS3120,

5.00%, 9/1/52	763	762

Pool #FS3231,

2.00%, 3/1/52	676	567

Pool #FS3384,

4.50%, 10/1/50	606	604

Pool #FS3662,

5.00%, 1/1/53	299	299

Pool #FS4040,

2/1/53(6)	298	298

Pool #FS4045,

2/1/53(6)	284	287

Pool #FS4267,

4.50%, 3/1/38	400	400

Pool #MA2232,

3.50%, 4/1/35	207	201

Pool #MA2864,

3.50%, 1/1/47	306	290

Pool #MA3088,

4.00%, 8/1/47	218	212

Pool #MA3183,

4.00%, 11/1/47	427	416

Pool #MA3184,

4.50%, 11/1/47	411	410

Pool #MA3211,

4.00%, 12/1/47	443	432

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.7% (5) continued

Fannie Mae – 19.3% continued

Pool #MA3448,

5.00%, 8/1/48	$114	$115

Pool #MA4186,

3.00%, 10/1/35	132	126

Pool #MA4305,

2.00%, 4/1/51	610	505

		21,664

Freddie Mac – 8.6%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2,

3.59%, 1/25/25	442	433

Freddie Mac REMICS, Series 3013, Class HZ,

5.00%, 8/15/35	227	228

Pool #1B3575,

(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 11.42% Cap), 4.05%, 9/1/37(7)	4	4

Pool #1G2296,

(Floating, ICE LIBOR USD 1Y + 2.09%, 2.09% Floor, 11.34% Cap), 4.34%, 11/1/37(7)	9	9

Pool #QF3725,

11/1/52(6)	292	292

Pool #QF8053,

5.50%, 2/1/53	420	425

Pool #QF8924,

3/1/53(6)	300	303

Pool #RA3913,

2.50%, 11/1/50	706	618

Pool #RD5026,

3.00%, 4/1/30	69	65

Pool #SB0084,

3.00%, 2/1/32	358	343

Pool #SB0216,

3.00%, 12/1/32	99	95

Pool #SB0328,

3.00%, 6/1/34	300	286

Pool #SB8502,

2.00%, 8/1/35	1,117	1,011

Pool #SD0033,

3.00%, 12/1/47	165	152

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   161   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.7% (5) continued

Freddie Mac – 8.6% continued

Pool #SD1518,

4.50%, 8/1/52	$288	$285

Pool #SD1694,

4.50%, 10/1/52	653	641

Pool #SD1703,

5.00%, 9/1/52	908	907

Pool #SD1710,

5.00%, 10/1/52	644	644

Pool #SD1959,

6.50%, 12/1/52	435	451

Pool #SD2334,

2/1/53(6)	297	297

Pool #SD2477,

5.50%, 3/1/53	300	307

Pool #SD2511,

4/1/53(6)	300	304

Pool #ZK7457,

3.50%, 2/1/29	121	119

Pool #ZM4714,

3.50%, 11/1/47	496	468

Pool #ZM5332,

3.00%, 1/1/48	248	226

Pool #ZS4687,

2.50%, 11/1/46	159	140

Pool #ZT1333,

2.50%, 10/1/31	643	607

		9,660

Freddie Mac Gold – 1.0%

Pool #G16396,

3.50%, 2/1/33	78	77

Pool #G60948,

3.00%, 1/1/47	190	174

Pool #Q15842,

3.00%, 2/1/43	357	330

Pool #Q42460,

4.00%, 6/1/46	60	59

Pool #Q44452,

3.00%, 11/1/46	459	420

Pool #Q63667,

4.50%, 5/1/49	94	93

		1,153

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.7% (5) continued

Government National Mortgage Association – 0.2%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	$225	$207

Government National Mortgage Association I – 0.5%

Pool #604183,

5.50%, 4/15/33	2	2

Pool #633627,

5.50%, 9/15/34	2	2

Pool #757013,

3.50%, 12/15/40	291	282

Pool #786440,

4.50%, 9/15/47	245	248

		534

Government National Mortgage Association II – 2.1%

Pool #784801,

3.50%, 6/20/47	295	274

Pool #MA0089,

4.00%, 5/20/42	441	435

Pool #MA0782,

3.00%, 2/20/43	364	339

Pool #MA1287,

4.50%, 9/20/43	78	79

Pool #MA1996,

4.00%, 6/20/44	78	77

Pool #MA2755,

4.00%, 4/20/45	60	59

Pool #MA3666,

5.00%, 5/20/46	151	155

Pool #MA8346,

10/20/52(6)	296	284

Pool #MA8724,

3/20/53(6)	299	295

Pool #MA8725,

3/20/53(6)	299	300

		2,297

Total U.S. Government Agencies

(Cost $37,716)		35,515

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   162   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 33.9%

U.S. Treasury Bonds – 11.3%

3.38%, 8/15/42	$10,990	$10,319

3.00%, 8/15/52	2,692	2,365

		12,684

U.S. Treasury Notes – 20.1%

4.50%, 11/30/24	1,635	1,641

4.00%, 2/15/26	6,816	6,844

3.88%, 11/30/27	7,796	7,877

3.50%, 2/15/33	6,178	6,188

		22,550

U.S. Treasury Strips – 2.5%

1.47%, 2/15/51(8)	7,762	2,821

Total U.S. Government Obligations

(Cost $39,377)		38,055

MUNICIPAL BONDS – 0.3%

Florida – 0.0%

Miami-Dade County Seaport Subordinate Taxable Revenue Refunding Bonds, Series B-3,

1.86%, 10/1/30	100	83

Texas – 0.3%

Texas Natural Gas Securitization Finance Corp. Taxable Customer Rate Relief Revenue Bonds,

5.10%, 4/1/35	300	308

Total Municipal Bonds

(Cost $400)		391

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

4.61%(9) (10)	3,291,078	$3,291

Total Investment Companies

(Cost $3,291)		3,291

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 1.1%

U.S. Treasury Bill,

4.47%, 5/4/23(8)	$1,000	$996

4.46%, 5/11/23(8) (11)	225	224

Total Short-Term Investments

(Cost $1,220)		1,220

Total Investments – 103.0%

(Cost $122,943)		115,621

Liabilities less Other Assets – (3.0%)		(3,415)

NET ASSETS – 100.0%		$112,206

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Step coupon bond. Rate as of March 31, 2023 is disclosed.

(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(4)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.

(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2023.

(7)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.

(8)	Discount rate at the time of purchase.

(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(10)	7-day current yield as of March 31, 2023 is disclosed.

(11)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   163   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued	MARCH 31, 2023

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
2-Year U.S. Treasury Note	41	$ 8,465	Long	6/23	$ 86
Ultra 10-Year U.S. Treasury Note	(54)	(6,542)	Short	6/23	(208)

Total					$(122)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Asset-Backed Securities	3.5%

Commercial Mortgage-Backed Securities	1.6%

Corporate Bonds	20.8%

Foreign Issuer Bonds	7.2%

U.S. Government Agencies	31.7%

U.S. Government Obligations	33.9%

Municipal Bonds	0.3%

Investment Companies	2.9%

Short-Term Investments	1.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities(1)	$—	$3,930	$—	$3,930
Commercial Mortgage-Backed Securities	—	1,821	—	1,821
Corporate Bonds(1)	—	23,360	—	23,360
Foreign Issuer Bonds(1)	—	8,038	—	8,038
U.S. Government Agencies(1)	—	35,515	—	35,515
U.S. Government Obligations(1)	—	38,055	—	38,055
Municipal Bonds(1)	—	391	—	391
Investment Companies	3,291	—	—	3,291
Short-Term Investments	—	1,220	—	1,220

Total Investments	$3,291	$112,330	$—	$115,621
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$86	$—	$—	$86
Liabilities
Futures Contracts	(208)	—	—	(208)
Total Other Financial
Instruments	$(122)	$—	$—	$(122)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   164   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

FIXED INCOME FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 3.3%

Auto Loan – 0.7%

Exeter Automobile Receivables Trust,

Series 2022-6A, Class A2

5.73%, 11/17/25	$354	$354

GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class A3

4.66%, 2/16/28	380	381

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3

4.51%, 11/15/27	550	549

Westlake Automobile Receivables Trust, Series 2022-3A, Class A2

5.24%, 7/15/25(1)	1,950	1,947

		3,231

Other – 0.2%

Dell Equipment Finance Trust, Series 2023-1, Class A3

5.65%, 9/22/28(1)	1,130	1,134

Whole Loan – 2.4%

Angel Oak Mortgage Trust, Series 2023-1, Class A1

(Step to 4.84% on 2/25/27),

4.75%, 9/26/67(1) (2)	1,115	1,073

J.P. Morgan Mortgage Trust, Series 2022-4, Class A3

3.00%, 10/25/52(1) (3)	1,321	1,122

J.P. Morgan Mortgage Trust, Series 2022-6, Class A3

3.00%, 11/25/52(1) (3)	1,264	1,074

J.P. Morgan Mortgage Trust, Series 2022-7, Class 1A2

3.00%, 12/25/52(1) (3)	1,241	1,052

J.P. Morgan Mortgage Trust, Series 2023-1, Class A3A

5.00%, 6/25/53(1) (3)	1,025	997

JP Morgan Mortgage Trust, Series 2022-LTV1, Class XS

0.22%, 7/25/52(1)	98,718	949

Mello Mortgage Capital Acceptance,

Series 2021-MTG2, Class A1

2.50%, 6/25/51(1) (3)	1,249	1,009

Sequoia Mortgage Trust, Series 2023-1, Class A1

5.00%, 1/25/53(1)	690	674

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 3.3% continued

Whole Loan – 2.4% continued

Towd Point Mortgage Trust, Series 2022-1, Class A1

3.75%, 7/25/62(1)	$2,418	$2,258

Towd Point Mortgage Trust, Series 2022-4, Class A1

3.75%, 9/25/62(1)	1,193	1,115

		11,323

Total Asset-Backed Securities

(Cost $16,109)		15,688

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%

Non Agency – 1.7%

BANK, Series 2019-BN16, Class A4

4.01%, 2/15/52	3,900	3,663

Citigroup Commercial Mortgage Trust,

Series 2015-GC27,Class A5

3.14%, 2/10/48	4,530	4,340

		8,003

Total Commercial Mortgage-Backed Securities

(Cost $8,628)		8,003

CORPORATE BONDS – 26.6%

Aerospace & Defense – 0.7%

Boeing (The) Co.,

5.81%, 5/1/50	350	352

Howmet Aerospace, Inc.,

6.88%, 5/1/25	1,854	1,925

Huntington Ingalls Industries, Inc.,

2.04%, 8/16/28	575	493

Lockheed Martin Corp.,

2.80%, 6/15/50	350	254

Northrop Grumman Corp.,

5.25%, 5/1/50	240	248

		3,272

Asset Management – 1.2%

Ameriprise Financial, Inc.,

4.50%, 5/13/32	214	205

Ares Capital Corp.,

4.25%, 3/1/25	925	874

Charles Schwab (The) Corp.,

(Variable, ICE LIBOR USD 3M +

2.58%), 5.00%, 12/1/27 (4) (5)	116	91

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 165 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Asset Management – 1.2% continued

FMR LLC,

6.45%, 11/15/39 (1)	$435	$465

FS KKR Capital Corp.,

4.13%, 2/1/25	2,620	2,478

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

5.25%, 5/15/27	1,465	1,375

Oaktree Specialty Lending Corp.,

2.70%, 1/15/27	200	171

Prospect Capital Corp.,

3.71%, 1/22/26	330	291

		5,950

Automotive – 0.1%

Ford Motor Credit Co. LLC,

4.95%, 5/28/27	613	584

Banking – 3.1%

Bank of America Corp.,

(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (4)	1,095	927

(Variable, U.S. SOFR + 1.32%), 2.69%, 4/22/32 (4)	1,880	1,569

(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32 (4)	1,134	927

Citigroup, Inc.,

(Variable, CME Term SOFR 3M + 1.41%), 3.52%, 10/27/28 (4)	1,200	1,122

(Variable, U.S. SOFR + 1.17%), 2.56%, 5/1/32 (4)	1,080	896

First-Citizens Bank & Trust Co.,

(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 9/27/25 (4)	750	682

JPMorgan Chase & Co.,

(Variable, U.S. SOFR + 1.07%), 5.55%, 12/15/25 (4)	770	775

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (4)	1,275	1,193

(Variable, U.S. SOFR + 1.07%), 1.95%, 2/4/32 (4)	700	563

PNC Financial Services Group (The), Inc.,

(Variable, U.S. SOFR Compounded Index + 1.85%), 4.63%, 6/6/33 (4)	307	283

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Banking – 3.1% continued

Santander Holdings U.S.A., Inc.,

(Variable, U.S. SOFR + 2.36%),

6.50%, 3/9/29 (4)	$1,070	$1,069

U.S. Bancorp,

(Variable, U.S. SOFR + 2.09%),

5.85%, 10/21/33 (4)	1,600	1,671

Wells Fargo & Co.,

3.00%, 10/23/26	2,540	2,376

(Variable, U.S. SOFR + 2.10%),

2.39%, 6/2/28 (4)	960	865

		14,918

Beverages – 0.1%

Pernod Ricard International Finance LLC,

1.63%, 4/1/31 (1)	530	423

Biotechnology & Pharmaceuticals – 0.8%

AbbVie, Inc.,

4.25%, 11/21/49	305	269

Amgen, Inc.,

2.20%, 2/21/27	935	862

5.25%, 3/2/33	665	683

Bristol-Myers Squibb Co.,

2.95%, 3/15/32	850	766

Gilead Sciences, Inc.,

2.60%, 10/1/40	480	354

Pfizer, Inc.,

3.45%, 3/15/29	850	822

		3,756

Cable & Satellite – 1.0%

Charter Communications Operating LLC/Charter Communications Operating Capital,

5.05%, 3/30/29	335	323

6.38%, 10/23/35	1,000	996

5.50%, 4/1/63	330	268

Comcast Corp.,

4.15%, 10/15/28	960	950

1.50%, 2/15/31	503	403

CSC Holdings LLC,

4.63%, 12/1/30 (1)	1,580	779

DISH DBS Corp.,

7.75%, 7/1/26	1,120	739

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   166   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Cable & Satellite – 1.0% continued

LCPR Senior Secured Financing DAC,

6.75%, 10/15/27 (1)	$440	$416

		4,874

Chemicals – 0.5%

Bayport Polymers LLC,

4.74%, 4/14/27 (1)	1,390	1,306

LYB International Finance III LLC,

2.25%, 10/1/30	300	248

NewMarket Corp.,

2.70%, 3/18/31	530	441

RPM International, Inc.,

4.55%, 3/1/29	447	426

		2,421

Commercial Support Services – 0.1%

Waste Connections, Inc.,

3.20%, 6/1/32	350	312

Construction Materials – 0.1%

Martin Marietta Materials, Inc.,

2.50%, 3/15/30	327	278

Consumer Services – 0.0%

President and Fellows of Harvard

College,

4.88%, 10/15/40	200	209

Containers & Packaging – 0.3%

Packaging Corp. of America,

3.40%, 12/15/27	585	555

Sealed Air Corp.,

6.13%, 2/1/28 (1)	1,040	1,052

		1,607

Diversified Industrials – 0.2%

Honeywell International, Inc.,

4.95%, 2/15/28	1,000	1,033

Parker-Hannifin Corp.,

4.50%, 9/15/29	158	156

		1,189

E-Commerce Discretionary – 0.3%

Amazon.com, Inc.,

4.70%, 12/1/32	1,180	1,210

Electric & Gas Marketing & Trading – 0.2%

Consolidated Edison Co. of New York, Inc.,

3.35%, 4/1/30	820	755

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Electric Utilities – 2.6%

AES (The) Corp.,

1.38%, 1/15/26	$975	$877

Appalachian Power Co.,

4.50%, 3/1/49	485	418

Avangrid, Inc.,

3.80%, 6/1/29	430	404

Berkshire Hathaway Energy Co.,

1.65%, 5/15/31	445	357

CenterPoint Energy, Inc.,

2.95%, 3/1/30	292	256

Duke Energy Progress LLC,

3.40%, 4/1/32	798	725

5.25%, 3/15/33	880	914

Entergy Louisiana LLC,

2.90%, 3/15/51	800	545

Entergy Texas, Inc.,

1.75%, 3/15/31	437	352

Eversource Energy,

1.65%, 8/15/30	150	121

Exelon Corp.,

5.63%, 6/15/35	1,080	1,126

Florida Power & Light Co.,

5.10%, 4/1/33	940	974

National Rural Utilities Cooperative

Finance Corp.,

4.15%, 12/15/32	270	257

NextEra Energy Capital Holdings, Inc.,

2.25%, 6/1/30	205	173

NRG Energy, Inc.,

2.45%, 12/2/27 (1)	315	269

3.63%, 2/15/31 (1)	825	661

Oncor Electric Delivery Co. LLC,

3.70%, 11/15/28	820	794

Pacific Gas and Electric Co.,

4.55%, 7/1/30	233	218

Pattern Energy Operations L.P./Pattern Energy Operations, Inc.,

4.50%, 8/15/28 (1)	460	421

Public Service Co. of Colorado,

3.70%, 6/15/28	820	793

San Diego Gas & Electric Co.,

1.70%, 10/1/30	565	461

Southern (The) Co.,

3.70%, 4/30/30	375	351

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   167   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Electric Utilities – 2.6% continued

Virginia Electric and Power Co.,

2.40%, 3/30/32	$820	$682

Xcel Energy, Inc.,

2.60%, 12/1/29	205	179

		12,328

Electrical Equipment – 0.2%

Acuity Brands Lighting, Inc.,

2.15%, 12/15/30	452	368

Hubbell, Inc.,

2.30%, 3/15/31	225	187

Keysight Technologies, Inc.,

3.00%, 10/30/29	275	245

Vontier Corp.,

2.40%, 4/1/28	400	336

		1,136

Entertainment Content – 0.5%

Discovery Communications LLC,

3.63%, 5/15/30	430	381

Take-Two Interactive Software, Inc.,

3.70%, 4/14/27	258	250

Walt Disney (The) Co.,

2.20%, 1/13/28	442	406

2.00%, 9/1/29	1,130	981

Warnermedia Holdings, Inc.,

5.14%, 3/15/52 (1)	341	276

		2,294

Food – 0.8%

Campbell Soup Co.,

2.38%, 4/24/30	445	382

Conagra Brands, Inc.,

1.38%, 11/1/27	585	502

Flowers Foods, Inc.,

2.40%, 3/15/31	285	238

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

5.50%, 1/15/30 (1)	1,205	1,150

McCormick & Co., Inc.,

1.85%, 2/15/31	535	429

Nestle Holdings, Inc.,

4.70%, 1/15/53 (1)	877	885

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Food – 0.8% continued

Smithfield Foods, Inc.,

2.63%, 9/13/31 (1)	$480	$363

		3,949

Funds & Trusts – 0.2%

Blackstone Private Credit Fund,

2.63%, 12/15/26	1,240	1,041

Gas & Water Utilities – 0.4%

NiSource, Inc.,

3.60%, 5/1/30	500	461

Southern California Gas Co.,

2.60%, 6/15/26	650	611

Southern Co. Gas Capital Corp.,

1.75%, 1/15/31	1,160	924

		1,996

Health Care Facilities & Services – 1.2%

Cigna Group (The),

1.25%, 3/15/26	1,050	951

2.38%, 3/15/31	385	325

DaVita, Inc.,

4.63%, 6/1/30 (1)	1,000	854

Elevance Health, Inc.,

4.55%, 5/15/52	1,094	988

Humana, Inc.,

3.70%, 3/23/29	720	677

3.95%, 8/15/49	590	482

UnitedHealth Group, Inc.,

4.00%, 5/15/29	910	890

2.30%, 5/15/31	568	486

Universal Health Services, Inc.,

2.65%, 1/15/32	475	371

		6,024

Home Construction – 0.2%

D.R. Horton, Inc.,

1.30%, 10/15/26	678	598

Masco Corp.,

1.50%, 2/15/28	200	170

MDC Holdings, Inc.,

6.00%, 1/15/43	387	336

		1,104

Household Products – 1.0%

Clorox (The) Co.,

4.60%, 5/1/32	691	687

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   168   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Household Products – 1.0% continued

Haleon U.S. Capital LLC,

3.38%, 3/24/27	$720	$683

4.00%, 3/24/52	389	323

Kenvue, Inc.,

4.90%, 3/22/33 (1)	2,210	2,283

Kimberly-Clark Corp.,

2.00%, 11/2/31	850	716

		4,692

Institutional Financial Services – 1.4%

CME Group, Inc.,

2.65%, 3/15/32	171	148

Goldman Sachs Group (The), Inc.,

(Variable, U.S. SOFR + 1.41%), 3.10%, 2/24/33 (4)	1,880	1,615

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	1,920	1,719

Jefferies Financial Group, Inc.,

2.63%, 10/15/31	246	188

Morgan Stanley,

(Variable, U.S. SOFR + 1.99%), 2.19%, 4/28/26 (4)	1,160	1,088

(Variable, U.S. SOFR + 0.88%), 1.59%, 5/4/27 (4)	722	647

(Variable, U.S. SOFR + 1.29%), 2.94%, 1/21/33 (4)	689	584

(Variable, U.S. SOFR + 2.08%), 4.89%, 7/20/33 (4)	390	383

Nasdaq, Inc.,

1.65%, 1/15/31	180	142

		6,514

Insurance – 1.6%

Brighthouse Financial Global Funding,

1.55%, 5/24/26 (1)	1,235	1,111

Brown & Brown, Inc.,

2.38%, 3/15/31	577	461

Chubb INA Holdings, Inc.,

3.35%, 5/3/26	400	387

Corebridge Financial, Inc.,

4.40%, 4/5/52 (1)	394	308

Global Atlantic Fin Co.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.80%), 4.70%, 10/15/51 (1) (4)	1,291	1,035

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Insurance – 1.6% continued

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,

7.63%, (100% Cash), 10/15/25 (1) (6)	$2,146	$1,982

Ohio National Financial Services, Inc.,

6.80%, 1/24/30 (1)	2,095	1,992

Primerica, Inc.,

2.80%, 11/19/31	425	357

		7,633

Internet Media & Services – 0.3%

Meta Platforms, Inc.,

3.85%, 8/15/32	810	758

Netflix, Inc.,

4.88%, 4/15/28	520	517

		1,275

Machinery – 0.1%

Eaton Corp.,

4.15%, 3/15/33	340	329

Medical Equipment & Devices – 0.5%

Agilent Technologies, Inc.,

2.30%, 3/12/31	1,260	1,056

Bio-Rad Laboratories, Inc.,

3.30%, 3/15/27	102	96

GE HealthCare Technologies, Inc.,

5.91%, 11/22/32 (1)	1,163	1,239

		2,391

Oil & Gas Producers – 1.1%

Apache Corp.,

5.10%, 9/1/40	1,200	1,017

EQM Midstream Partners L.P.,

6.50%, 7/15/48	2,160	1,669

ONEOK, Inc.,

6.10%, 11/15/32	560	580

Phillips 66,

2.15%, 12/15/30	500	412

Western Midstream Operating L.P.,

6.15%, 4/1/33	345	350

WPX Energy, Inc.,

4.50%, 1/15/30	1,593	1,512

		5,540

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   169   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Oil & Gas Services & Equipment – 0.1%

Schlumberger Investment S.A.,

2.65%, 6/26/30	$400	$354

Real Estate Investment Trusts – 1.4%

American Tower Corp.,

3.13%, 1/15/27	765	712

AvalonBay Communities, Inc.,

2.30%, 3/1/30	130	110

Brixmor Operating Partnership L.P.,

4.05%, 7/1/30	310	280

Corporate Office Properties L.P.,

2.90%, 12/1/33	618	431

Crown Castle, Inc.,

1.05%, 7/15/26	1,030	908

EPR Properties,

4.50%, 4/1/25	780	753

Equinix, Inc.,

3.20%, 11/18/29	397	354

2.50%, 5/15/31	430	354

Healthpeak OP LLC,

3.25%, 7/15/26	335	318

Kimco Realty Corp.,

3.20%, 4/1/32	402	338

Office Properties Income Trust,

2.65%, 6/15/26	1,090	736

Realty Income Corp.,

2.20%, 6/15/28	400	353

Safehold Operating Partnership L.P.,

2.85%, 1/15/32	304	236

Simon Property Group L.P.,

2.45%, 9/13/29	245	210

STORE Capital Corp.,

2.75%, 11/18/30	390	287

VICI Properties L.P.,

5.13%, 5/15/32	346	326

Welltower OP LLC,

3.85%, 6/15/32	167	148

		6,854

Retail - Consumer Staples – 0.1%

Dollar Tree, Inc.,

3.38%, 12/1/51	570	402

Retail – Discretionary – 0.1%

Advance Auto Parts, Inc.,

1.75%, 10/1/27	410	354

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Retail - Discretionary – 0.1% continued

O’Reilly Automotive, Inc.,

4.70%, 6/15/32	$307	$303

		657

Semiconductors – 0.3%

Broadcom, Inc.,

3.50%, 2/15/41 (1)	350	264

Intel Corp.,

5.13%, 2/10/30	1,070	1,090

		1,354

Software – 0.8%

Fortinet, Inc.,

1.00%, 3/15/26	280	251

2.20%, 3/15/31	590	490

Oracle Corp.,

5.80%, 11/10/25	400	410

Roper Technologies, Inc.,

3.80%, 12/15/26	266	258

2.00%, 6/30/30	400	330

ServiceNow, Inc.,

1.40%, 9/1/30	580	467

VMware, Inc.,

1.80%, 8/15/28	570	481

4.70%, 5/15/30	880	854

Workday, Inc.,

3.70%, 4/1/29	345	324

		3,865

Specialty Finance – 0.6%

Air Lease Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 6/15/26 (4) (5)	750	623

1.88%, 8/15/26	125	111

Ally Financial, Inc.,

2.20%, 11/2/28	537	428

GATX Corp.,

4.00%, 6/30/30	30	28

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

4.25%, 2/1/27 (1)	950	750

Synchrony Financial,

7.25%, 2/2/33	1,000	882

		2,822

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   170   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Technology Hardware – 0.5%

CDW LLC/CDW Finance Corp.,

4.25%, 4/1/28	$800	$746

Dell International LLC/EMC Corp.,

8.10%, 7/15/36	560	653

3.45%, 12/15/51 (1)	500	325

Jabil, Inc.,

1.70%, 4/15/26	795	714

Teledyne Technologies, Inc.,

2.25%, 4/1/28	200	179

		2,617

Technology Services – 0.7%

Global Payments, Inc.,

2.90%, 5/15/30	780	661

Moody’s Corp.,

4.25%, 2/1/29	440	429

3.75%, 2/25/52	392	313

PayPal Holdings, Inc.,

4.40%, 6/1/32	870	851

S&P Global, Inc.,

2.90%, 3/1/32	870	777

Western Union (The) Co.,

2.75%, 3/15/31	460	368

		3,399

Telecommunications – 0.5%

AT&T, Inc.,

4.30%, 2/15/30	352	342

3.55%, 9/15/55	330	237

Level 3 Financing, Inc.,

4.63%, 9/15/27 (1)	850	511

T-Mobile U.S.A., Inc.,

3.40%, 10/15/52	525	378

3.60%, 11/15/60	895	638

Verizon Communications, Inc.,

2.55%, 3/21/31	600	511

		2,617

Tobacco & Cannabis – 0.1%

Philip Morris International, Inc.,

1.75%, 11/1/30	380	305

Transportation & Logistics – 0.6%

Burlington Northern Santa Fe LLC,

2.88%, 6/15/52	710	496

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 26.6% continued

Transportation & Logistics – 0.6% continued

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	$684	$682

Norfolk Southern Corp.,

3.70%, 3/15/53	252	194

Ryder System, Inc.,

4.30%, 6/15/27	260	253

Southwest Airlines Co.,

5.13%, 6/15/27	485	483

Union Pacific Corp.,

2.38%, 5/20/31	255	220

3.50%, 2/14/53	379	300

United Airlines Pass Through Trust, Series 2020-1, Class B,

4.88%, 1/15/26	434	420

		3,048

Total Corporate Bonds

(Cost $143,746)		128,298

FOREIGN ISSUER BONDS – 7.9%

Asset Management – 0.2%

UBS Group A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.75%, 5/12/28(1) (4)	820	786

Banking – 3.8%

ANZ Bank New Zealand Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.70%), 5.55%, 8/11/32 (1) (4)	200	197

Australia & New Zealand Banking Group Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1) (4)	1,100	1,016

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 4.18%, 3/24/28 (4)	800	751

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 3/15/28 (4) (5)	1,221	835

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   171   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.9% continued

Banking – 3.8% continued

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.65%), 5.50%, 8/9/28 (4)	$200	$197

BNP Paribas S.A.,

(Variable, U.S. SOFR + 1.22%), 2.16%, 9/15/29 (1) (4)	630	525

BPCE S.A.,

3.50%, 10/23/27 (1)	575	525

Credit Agricole S.A.,

3.25%, 1/14/30 (1)	500	420

Danske Bank A/S,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 6.47%, 1/9/26 (1) (4)	800	801

Deutsche Bank A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (4) (5)	800	591

(Variable, U.S. SOFR + 1.32%), 2.55%, 1/7/28 (4)	529	449

(Variable, U.S. SOFR + 3.65%), 7.08%, 2/10/34 (4)	700	649

Federation des Caisses Desjardins du Quebec,

(Variable, U.S. SOFR Compounded Index + 1.09%), 5.28%, 1/23/26 (1) (4)	1,290	1,289

HSBC Holdings PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.00%, 3/9/26 (4) (5)	545	443

ING Groep N.V.,

(Variable, U.S. SOFR + 1.83%), 4.02%, 3/28/28 (4)	200	189

KBC Group N.V.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 5.80%, 1/19/29 (1) (4)	820	825

Lloyds Banking Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (4)	800	750

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.70%), 5.87%, 3/6/29 (4)	500	504

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.9% continued

Banking – 3.8% continued

Macquarie Group Ltd.,

(Variable, U.S. SOFR + 2.13%), 4.10%, 6/21/28 (1) (4)	$1,600	$1,527

Mitsubishi UFJ Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.53%), 5.48%, 2/22/31 (4)	720	725

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.10%), 4.60%, 6/28/31 (4) (5)	650	458

Santander UK Group Holdings PLC,

(Variable, U.S. SOFR + 0.99%), 1.67%, 6/14/27 (4)	847	737

Societe Generale S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 2.89%, 6/9/32 (1) (4) (7)	1	—

Sumitomo Mitsui Financial Group, Inc.,

5.46%, 1/13/26	1,310	1,323

3.04%, 7/16/29	600	532

Toronto-Dominion Bank (The),

5.10%, 1/9/26	750	755

Westpac Banking Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (4)	135	121

Westpac New Zealand Ltd.,

4.90%, 2/15/28 (1)	1,080	1,076

		18,210

Beverages – 0.2%

Coca-Cola Europacific Partners PLC,

1.50%, 1/15/27 (1)	429	383

Coca-Cola Femsa S.A.B. de C.V.,

1.85%, 9/1/32	645	502

		885

Biotechnology & Pharmaceuticals – 0.3%

Astrazeneca Finance LLC,

1.75%, 5/28/28	850	754

GlaxoSmithKline Capital, Inc.,

3.88%, 5/15/28	850	834

		1,588

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   172   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.9% continued

Chemicals – 0.1%

Nutrien Ltd.,

4.00%, 12/15/26	$300	$290

E-Commerce Discretionary – 0.1%

Alibaba Group Holding Ltd.,

2.70%, 2/9/41	895	601

Food – 0.4%

NBM U.S. Holdings, Inc.,

7.00%, 5/14/26	1,825	1,812

Leisure Facilities & Services – 0.0%

Sands China Ltd.,

3.35%, 3/8/29(8)	—	—

Medical Equipment & Devices – 0.2%

Alcon Finance Corp.,

2.60%, 5/27/30 (1)	550	474

Smith & Nephew PLC,

2.03%, 10/14/30	415	336

		810

Metals & Mining – 0.4%

Barrick PD Australia Finance Pty. Ltd.,

5.95%, 10/15/39	250	267

Glencore Funding LLC,

1.63%, 4/27/26 (1)	1,240	1,122

3.88%, 10/27/27 (1)	630	595

		1,984

Oil & Gas Producers – 0.2%

Qatar Energy,

3.13%, 7/12/41 (1)	123	96

Santos Finance Ltd.,

3.65%, 4/29/31 (1)	830	693

		789

Semiconductors – 0.2%

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

5.00%, 1/15/33	883	866

Sovereign Government – 0.3%

Indonesia Government International Bond,

3.85%, 10/15/30	800	761

Peruvian Government International Bond,

2.84%, 6/20/30	600	524

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.9% continued

Sovereign Government – 0.3% continued

Philippine Government International Bond,

3.75%, 1/14/29	$375	$360

		1,645

Specialty Finance – 0.3%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

1.75%, 1/30/26	130	116

4.63%, 10/15/27	170	164

Avolon Holdings Funding Ltd.,

3.25%, 2/15/27 (1)	210	186

goeasy Ltd.,

4.38%, 5/1/26 (1)	1,300	1,138

		1,604

Technology Services – 0.1%

RELX Capital, Inc.,

4.75%, 5/20/32	533	528

Telecommunications – 0.8%

British Telecommunications PLC,

3.25%, 11/8/29 (1)	540	487

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	1,685	1,584

NTT Finance Corp.,

4.37%, 7/27/27 (1)	1,220	1,209

Orange S.A.,

5.38%, 1/13/42	210	216

Rogers Communications, Inc.,

2.90%, 11/15/26	510	478

		3,974

Tobacco & Cannabis – 0.3%

BAT Capital Corp.,

4.70%, 4/2/27	1,555	1,526

Imperial Brands Finance PLC,

6.13%, 7/27/27 (1)	203	208

		1,734

Transportation & Logistics – 0.0%

Canadian Pacific Railway Co.,

3.10%, 12/2/51	256	183

Total Foreign Issuer Bonds

(Cost $41,886)		38,289

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   173   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 31.3% (9)

Fannie Mae – 18.7%

Pool #545003,

8.00%, 5/1/31(10)	$—	$1

Pool #545437,

7.00%, 2/1/32	20	20

Pool #545556,

7.00%, 4/1/32	10	11

Pool #555189,

7.00%, 12/1/32	78	81

Pool #581806,

7.00%, 7/1/31	27	27

Pool #585617,

7.00%, 5/1/31(8)	—	—

Pool #889641,

5.50%, 8/1/37	514	531

Pool #995802,

5.50%, 12/1/35	506	522

Pool #AB5209,

3.00%, 5/1/32	2,044	1,931

Pool #AB9546,

3.50%, 6/1/28	52	51

Pool #AD0248,

5.50%, 11/1/37	919	949

Pool #AD0494,

5.50%, 8/1/37	537	553

Pool #AD0925,

5.00%, 4/1/40	52	53

Pool #AK9457,

3.50%, 3/1/32	101	100

Pool #AL3063,

3.50%, 1/1/28	188	184

Pool #AL5119,

4.00%, 4/1/34	865	851

Pool #AL7497,

3.50%, 9/1/40	1,103	1,053

Pool #AL8352,

3.00%, 10/1/44	2,238	2,064

Pool #AL8876,

3.00%, 10/1/44	324	301

Pool #AO2961,

4.00%, 5/1/42	174	171

Pool #AQ9360,

2.50%, 1/1/28	56	53

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.3% (9) continued

Fannie Mae – 18.7% continued

Pool #AS1991,

3.50%, 3/1/29	$271	$264

Pool #AS3655,

4.50%, 10/1/44	517	516

Pool #AS6520,

3.50%, 1/1/46	1,084	1,021

Pool #AS7088,

2.50%, 5/1/31	1,199	1,131

Pool #AS7568,

4.50%, 7/1/46	649	648

Pool #AS8576,

4.50%, 12/1/46	754	752

Pool #AS8984,

4.50%, 3/1/47	619	617

Pool #BH6175,

3.50%, 7/1/47	444	419

Pool #BJ0686,

4.00%, 4/1/48	519	504

Pool #BJ3524,

4.00%, 11/1/47	1,214	1,180

Pool #BM1761,

4.00%, 8/1/44	181	177

Pool #BM1762,

3.00%, 11/1/45	2,109	1,945

Pool #BM1901,

3.00%, 6/1/45	2,435	2,246

Pool #BM4056,

4.00%, 3/1/45	539	527

Pool #BM5168,

2.50%, 6/1/46	549	482

Pool #BM5969,

3.00%, 11/1/46	4,386	4,045

Pool #BM5984,

5.00%, 5/1/49	131	133

Pool #BM5996,

5.00%, 12/1/48	84	86

Pool #BR4694,

2.00%, 3/1/51	2,550	2,114

Pool #BW9921,

5.00%, 10/1/52	2,162	2,162

Pool #BX4910,

1/1/53(11)	1,395	1,401

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   174   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.3% (9) continued

Fannie Mae – 18.7% continued

Pool #BX7768,

3/1/53(11)	$1,398	$1,394

Pool #CA5700,

2.50%, 5/1/50	4,687	4,097

Pool #CA6422,

3.00%, 7/1/50	1,470	1,327

Pool #FM1303,

3.00%, 1/1/48	2,060	1,892

Pool #FM1438,

3.00%, 8/1/38	442	415

Pool #FM1472,

3.50%, 3/1/34	46	45

Pool #FM1534,

4.50%, 9/1/49	1,019	1,015

Pool #FM1572,

3.00%, 9/1/48	660	605

Pool #FM2671,

4.00%, 1/1/48	345	337

Pool #FM2921,

2.50%, 4/1/50	2,797	2,429

Pool #FM3173,

3.50%, 7/1/47	1,650	1,575

Pool #FM3201,

3.50%, 4/1/34	847	825

Pool #FM3266,

3.00%, 4/1/48	2,723	2,511

Pool #FM3727,

3.00%, 7/1/50	1,479	1,336

Pool #FM4491,

3.50%, 12/1/36	2,662	2,592

Pool #FM5383,

4.00%, 6/1/45	1,936	1,895

Pool #FM6555,

2.00%, 4/1/51	2,507	2,080

Pool #FS1251,

3.50%, 4/1/52	5,692	5,315

Pool #FS3063,

4.50%, 10/1/52	1,236	1,217

Pool #FS3120,

5.00%, 9/1/52	2,975	2,971

Pool #FS3231,

2.00%, 3/1/52	2,755	2,309

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.3% (9) continued

Fannie Mae – 18.7% continued

Pool #FS3384,

4.50%, 10/1/50	$2,610	$2,601

Pool #FS3662,

5.00%, 1/1/53	1,196	1,196

Pool #FS4040,

2/1/53(11)	1,291	1,290

Pool #FS4045,

2/1/53(11)	1,230	1,245

Pool #FS4267,

4.50%, 3/1/38	1,300	1,299

Pool #MA0878,

4.00%, 10/1/31	396	387

Pool #MA2522,

3.50%, 2/1/46	1,357	1,281

Pool #MA2642,

3.50%, 6/1/46	1,534	1,448

Pool #MA2864,

3.50%, 1/1/47	858	813

Pool #MA3004,

4.00%, 5/1/37	367	358

Pool #MA3088,

4.00%, 8/1/47	674	656

Pool #MA3183,

4.00%, 11/1/47	1,693	1,649

Pool #MA3184,

4.50%, 11/1/47	1,365	1,360

Pool #MA3211,

4.00%, 12/1/47	1,772	1,727

Pool #MA3448,

5.00%, 8/1/48	490	497

Pool #MA4186,

3.00%, 10/1/35	487	462

Pool #MA4305,

2.00%, 4/1/51	2,507	2,078

		90,406

Freddie Mac – 8.5%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2,

3.59%, 1/25/25	1,720	1,685

Freddie Mac REMICS, Series 3013, Class HZ,

5.00%, 8/15/35	775	779

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   175   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.3% (9) continued

Freddie Mac – 8.5% continued

Pool #1B3575,

(Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 11.42% Cap), 4.05%, 9/1/37(12)	$46	$45

Pool #1G2296,

(Floating, ICE LIBOR USD 1Y + 2.09%, 2.09% Floor, 11.34% Cap), 4.34%, 11/1/37(12)	96	94

Pool #QF3725,

11/1/52(11)	1,266	1,264

Pool #QF8053,

5.50%, 2/1/53	1,729	1,750

Pool #QF8924,

3/1/53(11)	1,298	1,314

Pool #RA3913,

2.50%, 11/1/50	2,810	2,461

Pool #RD5026,

3.00%, 4/1/30	452	432

Pool #SB0084,

3.00%, 2/1/32	1,416	1,357

Pool #SB0216,

3.00%, 12/1/32	563	538

Pool #SB0328,

3.00%, 6/1/34	1,214	1,160

Pool #SB8502,

2.00%, 8/1/35	6,874	6,219

Pool #SD0033,

3.00%, 12/1/47	741	681

Pool #SD1518,

4.50%, 8/1/52	1,249	1,235

Pool #SD1694,

4.50%, 10/1/52	2,826	2,776

Pool #SD1703,

5.00%, 9/1/52	3,575	3,572

Pool #SD1710,

5.00%, 10/1/52	1,485	1,487

Pool #SD1959,

6.50%, 12/1/52	1,916	1,986

Pool #SD2334,

2/1/53(11)	1,288	1,286

Pool #SD2477,

5.50%, 3/1/53	1,300	1,330

Pool #SD2511,

4/1/53(11)	1,298	1,318

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.3% (9) continued

Freddie Mac – 8.5% continued

Pool #ZK7457,

3.50%, 2/1/29	$1,416	$1,386

Pool #ZM4714,

3.50%, 11/1/47	1,621	1,529

Pool #ZM5332,

3.00%, 1/1/48	596	543

Pool #ZS4687,

2.50%, 11/1/46	554	486

Pool #ZT1333,

2.50%, 10/1/31	2,326	2,193

		40,906

Freddie Mac Gold – 1.5%

Pool #A87842,

4.50%, 8/1/39	191	191

Pool #C00910,

7.50%, 1/1/30	63	66

Pool #G07068,

5.00%, 7/1/41	287	293

Pool #G08731,

2.50%, 11/1/46	1,181	1,037

Pool #G15612,

3.50%, 12/1/29	53	51

Pool #G16396,

3.50%, 2/1/33	921	898

Pool #G18643,

2.50%, 5/1/32	82	77

Pool #G60948,

3.00%, 1/1/47	334	307

Pool #G61723,

3.50%, 1/1/43	96	92

Pool #Q15842,

3.00%, 2/1/43	1,533	1,416

Pool #Q42460,

4.00%, 6/1/46	243	236

Pool #Q44452,

3.00%, 11/1/46	2,279	2,087

Pool #Q63667,

4.50%, 5/1/49	310	309

		7,060

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   176   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 31.3% (9) continued

Government National Mortgage Association – 0.2%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	$954	$875

Government National Mortgage Association I – 0.4%

Pool #757013,

3.50%, 12/15/40	1,164	1,130

Pool #786440,

4.50%, 9/15/47	1,020	1,030

		2,160

Government National Mortgage Association II – 2.0%

Pool #784801,

3.50%, 6/20/47	603	560

Pool #MA0089,

4.00%, 5/20/42	1,316	1,300

Pool #MA0782,

3.00%, 2/20/43	2,713	2,526

Pool #MA1996,

4.00%, 6/20/44	246	243

Pool #MA3666,

5.00%, 5/20/46	571	586

Pool #MA4008,

5.50%, 10/20/46	85	89

Pool #MA6870,

5.00%, 9/20/50	483	491

Pool #MA8346,

10/20/52(11)	1,281	1,233

Pool #MA8724,

3/20/53(11)	1,298	1,278

Pool #MA8725,

3/20/53(11)	1,297	1,300

		9,606

Total U.S. Government Agencies

(Cost $160,596)		151,013

U.S. GOVERNMENT OBLIGATIONS – 28.4%

U.S. Treasury Bonds – 11.3%

3.38%, 8/15/42	44,296	41,590

3.00%, 8/15/52	14,353	12,608

		54,198

U.S. Treasury Notes – 14.9%

4.50%, 11/30/24	27,100	27,206

4.00%, 2/15/26	15,830	15,895

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 28.4% continued

U.S. Treasury Notes – 14.9% continued

3.88%, 11/30/27	$22,256	$22,487

3.50%, 2/15/33	6,159	6,169

		71,757

U.S. Treasury Strips – 2.2%

1.47%, 2/15/51(13)	29,423	10,695

Total U.S. Government Obligations

(Cost $142,084)		136,650

MUNICIPAL BONDS – 0.3%

Florida – 0.1%

Miami-Dade County Seaport Subordinate Taxable Revenue Refunding Bonds, Series B-3,

1.86%, 10/1/30	400	331

Texas – 0.2%

Texas Natural Gas Securitization Finance Corp. Taxable Customer Rate Relief Revenue Bonds,

5.10%, 4/1/35	1,000	1,027

Total Municipal Bonds

(Cost $1,400)		1,358

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(14) (15)	12,483,057	$12,483

Total Investment Companies

(Cost $12,483)		12,483

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   177   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Bills,

4.47%, 5/4/23(13)	$2,500	$2,490

4.14%, 5/11/23(13) (16)	175	174

Total Short-Term Investments

(Cost $2,664)		2,664

Total Investments – 102.6%

(Cost $529,596)		494,446

Liabilities less Other Assets – (2.6%)		(12,571)

NET ASSETS – 100.0%		$481,875

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Step coupon bond. Rate as of March 31, 2023 is disclosed.
(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(4)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.
(5)	Perpetual bond. Maturity date represents next call date.
(6)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(7)	Value rounds to less than one thousand.
(8)	Principal Amount and Value rounds to less than one thousand.
(9)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(10)	Principal amount is less than one thousand.
(11)	When-Issued Security. Coupon rate is not in effect at March 31, 2023.
(12)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(13)	Discount rate at the time of purchase.
(14)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(15)	7-day current yield as of March 31, 2023 is disclosed.
(16)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

10-Year U.S. Treasury Note	(51)	$(5,861)	Short	6/23	$(161)

2-Year U.S. Treasury Note	54	11,148	Long	6/23	114

Total					$(47)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	3.3%

Commercial Mortgage-Backed Securities	1.7%

Corporate Bonds	26.6%

Foreign Issuer Bonds	7.9%

U.S. Government Agencies	31.3%

U.S. Government Obligations	28.4%

Municipal Bonds	0.3%

Investment Companies	2.6%

Short-Term Investments	0.5%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   178   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities(1)	$—	$15,688	$—	$15,688

Commercial Mortgage-Backed Securities	—	8,003	—	8,003

Corporate Bonds(1)	—	128,298	—	128,298

Foreign Issuer Bonds(1)	—	38,289	—	38,289

U.S. Government Agencies(1)	—	151,013	—	151,013

U.S. Government Obligations(1)	—	136,650	—	136,650

Municipal Bonds(1)	—	1,358	—	1,358

Investment Companies	12,483	—	—	12,483

Short-Term Investments	—	2,664	—	2,664

Total Investments	$12,483	$481,963	$—	$494,446
OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$114	$—	$—	$114
Liabilities

Futures Contracts	(161)	—	—	(161)
Total Other Financial Instruments	$(47)	$—	$—	$(47)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   179   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 81.8%

Advertising & Marketing – 0.6%

Advantage Sales & Marketing, Inc.,

6.50%, 11/15/28 (1)	$7,295	$5,558

CMG Media Corp.,

8.88%, 12/15/27 (1)	10,040	7,590

Outfront Media Capital LLC/Outfront Media Capital Corp.,

4.25%, 1/15/29 (1)	3,645	3,026

		16,174

Aerospace & Defense – 1.7%

Howmet Aerospace, Inc.,

6.88%, 5/1/25	4,685	4,864

Spirit AeroSystems, Inc.,

9.38%, 11/30/29 (1)	5,475	5,975

TransDigm UK Holdings PLC,

6.88%, 5/15/26	10,465	10,308

TransDigm, Inc.,

5.50%, 11/15/27	8,690	8,194

6.75%, 8/15/28 (1)	5,250	5,302

Triumph Group, Inc.,

7.75%, 8/15/25	9,545	8,759

9.00%, 3/15/28 (1)	5,110	5,115

		48,517

Asset Management – 1.1%

Advisor Group Holdings, Inc.,

10.75%, 8/1/27 (1)	9,525	9,668

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

5.25%, 5/15/27	7,785	7,305

4.38%, 2/1/29	6,680	5,745

NFP Corp.,

6.88%, 8/15/28 (1)	8,420	7,225

		29,943

Automotive – 2.8%

American Axle & Manufacturing, Inc.,

6.88%, 7/1/28	4,050	3,661

Dana, Inc.,

4.25%, 9/1/30	3,325	2,665

Ford Motor Co.,

9.63%, 4/22/30	3,175	3,686

6.10%, 8/19/32	6,930	6,716

4.75%, 1/15/43	3,540	2,715

Ford Motor Credit Co. LLC,

5.58%, 3/18/24	3,858	3,819

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Automotive – 2.8% continued

4.06%, 11/1/24	$2,395	$2,313

5.13%, 6/16/25	1,710	1,674

4.13%, 8/4/25	7,305	6,949

4.39%, 1/8/26	7,755	7,357

4.95%, 5/28/27	7,040	6,715

4.13%, 8/17/27	9,250	8,475

7.35%, 11/4/27	6,175	6,360

5.11%, 5/3/29	6,993	6,565

4.00%, 11/13/30	4,680	3,977

General Motors Financial Co., Inc.,

(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 9/30/27 (2) (3)	3,475	2,812

Real Hero Merger Sub 2, Inc.,

6.25%, 2/1/29 (1)	6,110	4,517

		80,976

Beverages – 0.1%

Triton Water Holdings, Inc.,

6.25%, 4/1/29(1)	3,570	2,835

Biotechnology & Pharmaceuticals – 1.2%

Bausch Health Americas, Inc.,

8.50%, 1/31/27 (1)	7,270	3,321

Bausch Health Cos., Inc.,

6.13%, 2/1/27 (1)	3,385	2,191

5.00%, 1/30/28 (1)	5,440	2,067

4.88%, 6/1/28 (1)	5,355	3,159

7.25%, 5/30/29 (1)	3,975	1,499

5.25%, 1/30/30 (1)	11,235	4,193

Organon & Co./Organon Foreign Debt Co-Issuer B.V.,

5.13%, 4/30/31 (1)	7,340	6,515

Par Pharmaceutical, Inc.,

7.50%, 4/1/27 (1) (4)	8,813	6,556

Perrigo Finance Unlimited Co.,

4.40%, 6/15/30	3,825	3,434

		32,935

Cable & Satellite – 4.8%

CCO Holdings LLC/CCO Holdings Capital Corp.,

5.00%, 2/1/28 (1)	24,467	22,571

6.38%, 9/1/29 (1)	3,455	3,300

4.75%, 2/1/32 (1)	15,955	13,400

4.50%, 5/1/32	5,560	4,547

4.50%, 6/1/33 (1)	5,430	4,371

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   180   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Cable & Satellite – 4.8% continued

4.25%, 1/15/34 (1)	$5,516	$4,314

CSC Holdings LLC,

6.50%, 2/1/29 (1)	13,820	11,478

5.75%, 1/15/30 (1)	9,580	5,044

4.63%, 12/1/30 (1)	5,415	2,670

Directv Financing LLC/Directv Financing Co-Obligor, Inc.,

5.88%, 8/15/27 (1)	11,880	10,760

DISH DBS Corp.,

7.75%, 7/1/26	18,572	12,258

5.25%, 12/1/26 (1)	5,170	4,125

5.75%, 12/1/28 (1)	7,395	5,518

DISH Network Corp.,

11.75%, 11/15/27 (1)	2,995	2,905

GCI LLC,

4.75%, 10/15/28 (1)	2,840	2,450

LCPR Senior Secured Financing DAC,

6.75%, 10/15/27 (1)	5,938	5,608

Midcontinent Communications/Midcontinent Finance Corp.,

5.38%, 8/15/27 (1)	3,965	3,588

Radiate Holdco LLC/Radiate Finance, Inc.,

6.50%, 9/15/28 (1)	2,860	1,173

Sirius XM Radio, Inc.,

3.88%, 9/1/31 (1)	19,875	15,453

		135,533

Chemicals – 1.6%

ASP Unifrax Holdings, Inc.,

5.25%, 9/30/28 (1)	3,240	2,589

CVR Partners L.P./CVR Nitrogen Finance Corp.,

6.13%, 6/15/28 (1)	4,150	3,679

Diamond BC B.V.,

4.63%, 10/1/29 (1)	4,550	4,434

Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,

9.00%, 7/1/28 (1)	5,185	4,596

LSB Industries, Inc.,

6.25%, 10/15/28 (1)	5,225	4,650

LSF11 A5 HoldCo LLC,

6.63%, 10/15/29 (1)	6,255	5,260

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Chemicals – 1.6% continued

Mativ Holdings, Inc.,

6.88%, 10/1/26 (1)	$8,570	$7,842

Olympus Water U.S. Holding Corp.,

7.13%, 10/1/27 (1)	4,750	4,460

SK Invictus Intermediate II S.a.r.l.,

5.00%, 10/30/29 (1)	5,330	4,425

WR Grace Holdings LLC,

5.63%, 8/15/29 (1)	4,315	3,657

		45,592

Commercial Support Services – 1.8%

ADT Security (The) Corp.,

4.13%, 8/1/29 (1)	4,180	3,728

Allied Universal Holdco LLC/Allied Universal Finance Corp.,

6.63%, 7/15/26 (1)	4,680	4,498

6.00%, 6/1/29 (1)	5,803	4,332

APX Group, Inc.,

6.75%, 2/15/27 (1)	6,770	6,736

5.75%, 7/15/29 (1)	5,290	4,735

Clean Harbors, Inc.,

6.38%, 2/1/31 (1)	2,295	2,341

Covanta Holding Corp.,

5.00%, 9/1/30	6,580	5,660

Prime Security Services Borrower LLC/Prime Finance, Inc.,

6.25%, 1/15/28 (1)	11,645	10,888

Stericycle, Inc.,

3.88%, 1/15/29 (1)	3,455	3,016

ZipRecruiter, Inc.,

5.00%, 1/15/30 (1)	4,530	3,873

		49,807

Construction Materials – 0.6%

Eco Material Technologies, Inc.,

7.88%, 1/31/27 (1)	7,700	7,304

Standard Industries, Inc.,

3.38%, 1/15/31 (1)	5,260	4,227

Summit Materials LLC/Summit Materials Finance Corp.,

6.50%, 3/15/27 (1)	6,398	6,338

		17,869

Consumer Services – 0.4%

PROG Holdings, Inc.,

6.00%, 11/15/29 (1)	7,815	6,643

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   181   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Consumer Services – 0.4% continued

StoneMor, Inc.,

8.50%, 5/15/29 (1)	$6,900	$5,304

		11,947

Containers & Packaging – 1.8%

Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc.,

5.25%, 8/15/27 (1)	11,220	8,846

Ball Corp.,

6.88%, 3/15/28	6,850	7,090

2.88%, 8/15/30	3,100	2,582

Clydesdale Acquisition Holdings, Inc.,

6.63%, 4/15/29 (1)	3,485	3,354

Crown Americas LLC,

5.25%, 4/1/30	3,845	3,702

Graham Packaging Co., Inc.,

7.13%, 8/15/28 (1)	7,545	6,525

Mauser Packaging Solutions Holding Co.,

7.88%, 8/15/26 (1)	5,310	5,310

9.25%, 4/15/27 (1)	5,637	5,209

Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,

4.38%, 10/15/28 (1)	3,320	2,902

Sealed Air Corp.,

6.13%, 2/1/28 (1)	6,085	6,153

		51,673

Electric Utilities – 1.4%

Calpine Corp.,

5.13%, 3/15/28	9,037	8,274

5.00%, 2/1/31 (1)	4,050	3,428

NRG Energy, Inc.,

5.75%, 1/15/28	9,190	9,012

3.88%, 2/15/32 (1)	4,932	3,946

Pattern Energy Operations L.P./Pattern Energy Operations, Inc.,

4.50%, 8/15/28 (1)	4,120	3,769

Vistra Operations Co. LLC,

5.63%, 2/15/27 (1)	6,550	6,356

4.38%, 5/1/29 (1)	5,415	4,795

		39,580

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Electrical Equipment – 0.4%

WESCO Distribution, Inc.,

7.13%, 6/15/25 (1)	$5,800	$5,895

7.25%, 6/15/28 (1)	4,250	4,364

		10,259

Engineering & Construction – 0.5%

Brundage-Bone Concrete Pumping Holdings, Inc.,

6.00%, 2/1/26 (1)	7,295	6,839

Dycom Industries, Inc.,

4.50%, 4/15/29 (1)	4,435	4,002

VM Consolidated, Inc.,

5.50%, 4/15/29 (1)	4,190	3,701

		14,542

Entertainment Content – 1.0%

Allen Media LLC/Allen Media Co-Issuer, Inc.,

10.50%, 2/15/28 (1)	22,150	12,127

TEGNA, Inc.,

5.00%, 9/15/29	9,334	8,068

Univision Communications, Inc.,

4.50%, 5/1/29	4,780	4,015

7.38%, 6/30/30 (1)	4,800	4,538

		28,748

Food – 0.4%

Post Holdings, Inc.,

4.50%, 9/15/31 (1)	5,596	4,925

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed,

4.63%, 3/1/29 (1)	6,950	5,648

		10,573

Forestry, Paper & Wood Products – 0.2%

Glatfelter Corp.,

4.75%, 11/15/29(1)	6,520	4,305

Health Care Facilities & Services – 3.3%

AdaptHealth LLC,

6.13%, 8/1/28 (1)	4,225	3,879

5.13%, 3/1/30 (1)	5,085	4,314

CHS/Community Health Systems, Inc.,

6.88%, 4/15/29 (1)	5,300	3,281

6.13%, 4/1/30 (1)	7,445	4,486

5.25%, 5/15/30 (1)	15,150	11,884

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   182   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Health Care Facilities & Services – 3.3% continued

DaVita, Inc.,

4.63%, 6/1/30 (1)	$8,705	$7,431

3.75%, 2/15/31 (1)	4,933	3,891

Encompass Health Corp.,

4.75%, 2/1/30	6,710	6,101

IQVIA, Inc.,

5.00%, 10/15/26 (1)	4,475	4,374

Legacy LifePoint Health LLC,

6.75%, 4/15/25 (1)	3,113	2,954

LifePoint Health, Inc.,

5.38%, 1/15/29 (1)	3,990	2,439

Prime Healthcare Services, Inc.,

7.25%, 11/1/25 (1)	7,370	6,521

Surgery Center Holdings, Inc.,

6.75%, 7/1/25 (1)	1,936	1,915

10.00%, 4/15/27 (1)	3,131	3,192

Tenet Healthcare Corp.,

6.13%, 10/1/28	13,865	13,288

4.38%, 1/15/30	15,595	13,997

		93,947

Home & Office Products – 0.5%

CD&R Smokey Buyer, Inc.,

6.75%, 7/15/25 (1)	5,315	4,558

Newell Brands, Inc.,

5.88%, 4/1/36	11,025	9,767

		14,325

Home Construction – 1.7%

Beazer Homes U.S.A., Inc.,

5.88%, 10/15/27	6,965	6,345

Forestar Group, Inc.,

5.00%, 3/1/28 (1)	2,962	2,651

Interface, Inc.,

5.50%, 12/1/28 (1)	4,050	3,264

KB Home,

7.25%, 7/15/30	4,910	4,980

LGI Homes, Inc.,

4.00%, 7/15/29 (1)	7,180	5,832

M/I Homes, Inc.,

3.95%, 2/15/30	9,915	8,405

MIWD Holdco II LLC/MIWD Finance Corp.,

5.50%, 2/1/30 (1)	2,740	2,315

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Home Construction – 1.7% continued

PGT Innovations, Inc.,

4.38%, 10/1/29 (1)	$10,765	$9,728

Taylor Morrison Communities, Inc.,

5.13%, 8/1/30 (1)	4,995	4,611

		48,131

Household Products – 0.1%

Edgewell Personal Care Co.,

5.50%, 6/1/28(1)	2,505	2,400

Industrial Intermediate Products – 0.8%

Anagram International, Inc./Anagram Holdings LLC,

10.00%, 8/15/26 (1) (5)	2,693	2,182

Chart Industries, Inc.,

7.50%, 1/1/30 (1)	7,610	7,863

9.50%, 1/1/31 (1)	3,770	3,977

FXI Holdings, Inc.,

12.25%, 11/15/26 (1)	11,270	10,002

		24,024

Industrial Support Services – 0.9%

APi Group DE, Inc.,

4.13%, 7/15/29 (1)	3,810	3,269

NESCO Holdings II, Inc.,

5.50%, 4/15/29 (1)	4,270	3,863

PECF USS Intermediate Holding III Corp.,

8.00%, 11/15/29 (1)	8,260	5,485

Resideo Funding, Inc.,

4.00%, 9/1/29 (1)	8,225	6,838

United Rentals North America, Inc.,

6.00%, 12/15/29 (1)	6,765	6,858

		26,313

Institutional Financial Services – 0.8%

Aretec Escrow Issuer, Inc.,

7.50%, 4/1/29 (1)	3,792	3,100

Armor Holdco, Inc.,

8.50%, 11/15/29 (1)	5,660	4,599

Coinbase Global, Inc.,

3.63%, 10/1/31 (1)	7,860	4,402

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	11,405	10,208

		22,309

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   183   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Insurance – 0.9%

Acrisure LLC/Acrisure Finance, Inc.,

4.25%, 2/15/29 (1)	$5,360	$4,570

AmWINS Group, Inc.,

4.88%, 6/30/29 (1)	7,295	6,456

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,

7.63%, (100% Cash), 10/15/25 (1) (5)	9,270	8,559

NMI Holdings, Inc.,

7.38%, 6/1/25 (1)	5,160	5,167

		24,752

Internet Media & Services – 1.0%

Endurance International Group Holdings, Inc.,

6.00%, 2/15/29 (1)	4,910	3,317

GrubHub Holdings, Inc.,

5.50%, 7/1/27 (1)	5,550	4,159

Millennium Escrow Corp.,

6.63%, 8/1/26 (1)	4,445	2,889

TripAdvisor, Inc.,

7.00%, 7/15/25 (1)	7,490	7,506

Uber Technologies, Inc.,

6.25%, 1/15/28 (1)	8,770	8,748

4.50%, 8/15/29 (1)	3,035	2,766

		29,385

Leisure Facilities & Services – 7.3%

Affinity Interactive,

6.88%, 12/15/27 (1)	4,860	4,335

AMC Entertainment Holdings, Inc.,

10.00%, 6/15/26 (1)	7,065	4,480

Boyne U.S.A., Inc.,

4.75%, 5/15/29 (1)	4,910	4,384

Caesars Entertainment, Inc.,

6.25%, 7/1/25 (1)	5,755	5,755

8.13%, 7/1/27 (1)	4,835	4,932

4.63%, 10/15/29 (1)	7,980	6,978

Caesars Resort Collection LLC/CRC Finco, Inc.,

5.75%, 7/1/25 (1)	6,870	6,871

Carnival Corp.,

7.63%, 3/1/26 (1)	7,270	6,634

5.75%, 3/1/27 (1)	9,980	8,187

4.00%, 8/1/28 (1)	6,370	5,483

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Leisure Facilities & Services – 7.3% continued

Carnival Holdings Bermuda Ltd.,

10.38%, 5/1/28 (1)	$6,745	$7,256

Carrols Restaurant Group, Inc.,

5.88%, 7/1/29 (1)	4,765	3,836

Everi Holdings, Inc.,

5.00%, 7/15/29 (1)	6,700	5,963

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,

4.63%, 1/15/29 (1)	3,115	2,734

6.75%, 1/15/30 (1)	6,950	5,718

Full House Resorts, Inc.,

8.25%, 2/15/28 (1)	4,165	3,790

GPS Hospitality Holding Co. LLC/GPS Finco, Inc.,

7.00%, 8/15/28 (1)	7,900	4,819

Hilton Domestic Operating Co., Inc.,

5.75%, 5/1/28 (1)	6,575	6,575

International Game Technology PLC,

5.25%, 1/15/29 (1)	8,840	8,464

Jacobs Entertainment, Inc.,

6.75%, 2/15/29 (1)	4,935	4,312

Lindblad Expeditions LLC,

6.75%, 2/15/27 (1)	9,255	8,960

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,

4.88%, 5/1/29 (1)	5,225	4,542

NCL Corp. Ltd.,

5.88%, 3/15/26 (1)	5,050	4,298

5.88%, 2/15/27 (1)	5,205	4,854

8.38%, 2/1/28 (1)	3,685	3,698

NCL Finance Ltd.,

6.13%, 3/15/28 (1)	3,030	2,455

Penn Entertainment, Inc.,

4.13%, 7/1/29 (1)	3,645	3,039

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,

5.88%, 9/1/31 (1)	2,640	1,898

Raptor Acquisition Corp./Raptor Co-Issuer LLC,

4.88%, 11/1/26 (1)	3,765	3,501

Royal Caribbean Cruises Ltd.,

4.25%, 7/1/26 (1)	1,990	1,786

5.50%, 8/31/26 (1)	4,115	3,850

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   184   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Leisure Facilities & Services – 7.3% continued

11.63%, 8/15/27 (1)	$5,635	$6,052

8.25%, 1/15/29 (1)	4,895	5,115

7.25%, 1/15/30 (1)	3,025	3,044

Scientific Games Holdings L.P./Scientific Games U.S. FinCo, Inc.,

6.63%, 3/1/30 (1)	3,260	2,881

Scientific Games International, Inc.,

7.00%, 5/15/28 (1)	8,993	8,903

Station Casinos LLC,

4.50%, 2/15/28 (1)	4,405	3,976

Travel + Leisure Co.,

6.63%, 7/31/26 (1)	5,390	5,411

Viking Cruises Ltd.,

13.00%, 5/15/25 (1)	3,825	4,040

5.88%, 9/15/27 (1)	8,801	7,578

Yum! Brands, Inc.,

5.38%, 4/1/32	7,710	7,464

		208,851

Leisure Products – 0.3%

Thor Industries, Inc.,

4.00%, 10/15/29 (1)	8,310	6,870

Vista Outdoor, Inc.,

4.50%, 3/15/29 (1)	3,690	2,978

		9,848

Machinery – 0.8%

Amsted Industries, Inc.,

5.63%, 7/1/27 (1)	4,875	4,741

GrafTech Finance, Inc.,

4.63%, 12/15/28 (1)	5,345	4,457

Madison IAQ LLC,

4.13%, 6/30/28 (1)	5,795	5,013

5.88%, 6/30/29 (1)	4,005	3,094

Titan International, Inc.,

7.00%, 4/30/28	6,545	5,897

		23,202

Medical Equipment & Devices – 0.6%

Embecta Corp.,

5.00%, 2/15/30 (1)	3,985	3,428

Medline Borrower L.P.,

3.88%, 4/1/29 (1)	4,500	3,904

5.25%, 10/1/29 (1)	11,630	10,090

		17,422

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Metals & Mining – 0.9%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp.,

7.50%, 5/1/25 (1)	$4,692	$4,662

Arconic Corp.,

6.13%, 2/15/28 (1)	5,030	4,948

Coeur Mining, Inc.,

5.13%, 2/15/29 (1)	4,735	4,013

Constellium S.E.,

3.75%, 4/15/29 (1)	3,405	2,949

Kaiser Aluminum Corp.,

4.50%, 6/1/31 (1)	5,970	4,903

Novelis Corp.,

4.75%, 1/30/30 (1)	4,695	4,314

		25,789

Oil & Gas Producers – 10.8%

Apache Corp.,

4.25%, 1/15/30	3,325	3,034

5.10%, 9/1/40	9,640	8,170

Berry Petroleum Co. LLC,

7.00%, 2/15/26 (1)	11,825	11,094

California Resources Corp.,

7.13%, 2/1/26 (1)	5,615	5,684

Citgo Holding, Inc.,

9.25%, 8/1/24 (1)	5,415	5,425

CITGO Petroleum Corp.,

7.00%, 6/15/25 (1)	9,295	9,170

CNX Resources Corp.,

7.38%, 1/15/31 (1)	3,405	3,354

Comstock Resources, Inc.,

6.75%, 3/1/29 (1)	4,095	3,747

Crescent Energy Finance LLC,

9.25%, 2/15/28 (1)	2,235	2,143

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.,

5.63%, 5/1/27 (1)	9,361	9,018

CrownRock L.P./CrownRock Finance, Inc.,

5.00%, 5/1/29 (1)	3,680	3,428

CVR Energy, Inc.,

5.75%, 2/15/28 (1)	7,325	6,722

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   185   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Oil & Gas Producers – 10.8% continued

Delek Logistics Partners L.P./Delek Logistics Finance Corp.,

7.13%, 6/1/28 (1)	$2,810	$2,572

Earthstone Energy Holdings LLC,

8.00%, 4/15/27 (1)	5,360	5,201

Energy Ventures Gom LLC/EnVen Finance Corp.,

11.75%, 4/15/26 (1)	4,159	4,320

EnLink Midstream LLC,

6.50%, 9/1/30 (1)	3,455	3,494

EnLink Midstream Partners L.P.,

(Variable, ICE LIBOR USD 3M + 4.11%), 8.98%, 5/4/23 (3) (6)	8,389	7,197

EQM Midstream Partners L.P.,

6.00%, 7/1/25 (1)	2,672	2,641

4.50%, 1/15/29 (1)	2,440	2,074

7.50%, 6/1/30 (1)	3,415	3,308

4.75%, 1/15/31 (1)	7,835	6,503

FTAI Infra Escrow Holdings LLC,

10.50%, 6/1/27 (1)	8,950	8,843

Genesis Energy L.P./Genesis Energy Finance Corp.,

8.00%, 1/15/27	3,855	3,812

Global Partners L.P./GLP Finance Corp.,

6.88%, 1/15/29	4,695	4,365

Harvest Midstream I L.P.,

7.50%, 9/1/28 (1)	3,415	3,406

Hess Midstream Operations L.P.,

5.50%, 10/15/30 (1)	5,950	5,533

Hilcorp Energy I L.P./Hilcorp Finance Co.,

6.25%, 11/1/28 (1)	6,867	6,517

Holly Energy Partners L.P./Holly Energy Finance Corp.,

5.00%, 2/1/28 (1)	4,435	4,140

ITT Holdings LLC,

6.50%, 8/1/29 (1)	7,535	6,362

Martin Midstream Partners L.P./Martin Midstream Finance Corp.,

11.50%, 2/15/28 (1)	6,825	6,535

Murphy Oil Corp.,

6.38%, 7/15/28	5,450	5,370

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Oil & Gas Producers – 10.8% continued

NGL Energy Operating LLC/NGL Energy Finance Corp.,

7.50%, 2/1/26 (1)	$7,435	$7,174

NGL Energy Partners L.P./NGL Energy Finance Corp.,

7.50%, 4/15/26	5,215	4,511

Northern Oil and Gas, Inc.,

8.13%, 3/1/28 (1)	4,470	4,434

NuStar Logistics L.P.,

6.00%, 6/1/26	5,060	4,960

Occidental Petroleum Corp.,

5.55%, 3/15/26	7,810	7,869

6.38%, 9/1/28	5,400	5,592

3.50%, 8/15/29	13,040	11,801

6.63%, 9/1/30	19,540	20,579

PBF Holding Co. LLC/PBF Finance Corp.,

6.00%, 2/15/28	10,100	9,710

Permian Resources Operating LLC,

5.88%, 7/1/29 (1)	4,835	4,578

Plains All American Pipeline L.P.,

(Variable, ICE LIBOR USD 3M + 4.11%), 8.97%, 5/5/23 (3) (6)	4,680	4,143

Range Resources Corp.,

8.25%, 1/15/29	4,825	5,085

4.75%, 2/15/30 (1)	3,075	2,803

SM Energy Co.,

5.63%, 6/1/25	10,160	9,851

Southwestern Energy Co.,

5.70%, 1/23/25	10,543	10,548

5.38%, 2/1/29	8,430	7,945

Sunoco L.P./Sunoco Finance Corp.,

4.50%, 5/15/29	3,313	3,041

4.50%, 4/30/30	4,470	4,043

Venture Global Calcasieu Pass LLC,

4.13%, 8/15/31 (1)	7,935	6,972

Vital Energy, Inc.,

9.50%, 1/15/25	9,105	9,169

		307,990

Oil & Gas Services & Equipment – 1.6%

Nabors Industries Ltd.,

7.25%, 1/15/26 (1)	6,805	6,490

Nabors Industries, Inc.,

7.38%, 5/15/27 (1)	2,495	2,444

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   186   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Oil & Gas Services & Equipment – 1.6% continued

Oceaneering International, Inc.,

6.00%, 2/1/28	$7,330	$6,887

Transocean Poseidon Ltd.,

6.88%, 2/1/27 (1)	6,715	6,581

Transocean Titan Financing Ltd.,

8.38%, 2/1/28 (1)	1,495	1,538

Transocean, Inc.,

7.50%, 1/15/26	1,455	1,321

8.75%, 2/15/30 (1)	7,450	7,599

U.S.A. Compression Partners L.P./U.S.A. Compression Finance Corp.,

6.88%, 4/1/26	6,856	6,664

Weatherford International Ltd.,

6.50%, 9/15/28 (1)	4,720	4,728

		44,252

Publishing & Broadcasting – 2.6%

Beasley Mezzanine Holdings LLC,

8.63%, 2/1/26 (1)	14,770	9,768

Clear Channel Outdoor Holdings, Inc.,

5.13%, 8/15/27 (1)	6,265	5,623

7.75%, 4/15/28 (1)	3,785	2,839

7.50%, 6/1/29 (1)	3,315	2,356

Cumulus Media New Holdings, Inc.,

6.75%, 7/1/26 (1)	7,525	5,719

Gannett Holdings LLC,

6.00%, 11/1/26 (1)	3,965	3,330

Gray Escrow II, Inc.,

5.38%, 11/15/31 (1)	6,840	4,542

Gray Television, Inc.,

7.00%, 5/15/27 (1)	6,040	5,057

iHeartCommunications, Inc.,

8.38%, 5/1/27	3,895	2,834

5.25%, 8/15/27 (1)	4,450	3,638

McGraw-Hill Education, Inc.,

5.75%, 8/1/28 (1)	4,985	4,337

Nexstar Media, Inc.,

5.63%, 7/15/27 (1)	5,270	4,870

Sinclair Television Group, Inc.,

4.13%, 12/1/30 (1)	3,200	2,580

Townsquare Media, Inc.,

6.88%, 2/1/26 (1)	7,644	7,231

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Publishing & Broadcasting – 2.6% continued

Urban One, Inc.,

7.38%, 2/1/28 (1)	$9,255	$8,408

		73,132

Real Estate Investment Trusts – 2.2%

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,

4.50%, 4/1/27 (1)	6,605	5,301

Diversified Healthcare Trust,

4.38%, 3/1/31	5,712	4,091

HAT Holdings I LLC/HAT Holdings II LLC,

6.00%, 4/15/25 (1)	6,760	6,494

IIP Operating Partnership L.P.,

5.50%, 5/25/26	4,515	3,881

Iron Mountain, Inc.,

4.88%, 9/15/29 (1)	9,834	8,838

5.25%, 7/15/30 (1)	11,220	10,117

Necessity Retail REIT (The), Inc./American Finance Operating Partner L.P.,

4.50%, 9/30/28 (1)	6,660	4,980

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,

4.88%, 5/15/29 (1)	3,515	3,024

Service Properties Trust,

5.50%, 12/15/27	8,745	7,827

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,

10.50%, 2/15/28 (1)	4,140	4,016

6.50%, 2/15/29 (1)	3,705	2,260

XHR L.P.,

6.38%, 8/15/25 (1)	2,450	2,403

		63,232

Real Estate Owners & Developers – 0.1%

Kennedy-Wilson, Inc.,

5.00%, 3/1/31	4,860	3,566

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   187   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Retail - Consumer Staples – 0.4%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,

4.63%, 1/15/27 (1)	$5,080	$4,913

5.88%, 2/15/28 (1)	5,075	5,044

		9,957

Retail - Discretionary – 4.2%

Academy Ltd.,

6.00%, 11/15/27 (1)	7,175	6,999

Bath & Body Works, Inc.,

9.38%, 7/1/25 (1)	1,420	1,517

5.25%, 2/1/28	2,580	2,464

6.63%, 10/1/30 (1)	5,100	4,972

6.75%, 7/1/36	9,090	8,125

Carvana Co.,

5.88%, 10/1/28 (1)	4,905	2,182

Evergreen Acqco 1 L.P./TVI, Inc.,

9.75%, 4/26/28 (1)	8,175	7,766

Ken Garff Automotive LLC,

4.88%, 9/15/28 (1)	7,995	6,797

LBM Acquisition LLC,

6.25%, 1/15/29 (1)	3,360	2,572

LCM Investments Holdings II LLC,

4.88%, 5/1/29 (1)	4,460	3,731

Lithia Motors, Inc.,

3.88%, 6/1/29 (1)	4,160	3,598

LSF9 Atlantis Holdings LLC/Victra Finance Corp.,

7.75%, 2/15/26 (1)	10,595	9,624

Macy’s Retail Holdings LLC,

5.88%, 3/15/30 (1)	3,405	3,022

4.50%, 12/15/34	6,435	4,682

Metis Merger Sub LLC,

6.50%, 5/15/29 (1)	5,465	4,552

Michaels (The) Cos., Inc.,

5.25%, 5/1/28 (1)	3,670	3,059

7.88%, 5/1/29 (1)	2,910	2,037

NMG Holding Co., Inc./Neiman Marcus Group LLC,

7.13%, 4/1/26 (1)	3,660	3,436

Patrick Industries, Inc.,

7.50%, 10/15/27 (1)	5,695	5,599

4.75%, 5/1/29 (1)	3,855	3,345

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Retail - Discretionary – 4.2% continued

PetSmart, Inc./PetSmart Finance Corp.,

4.75%, 2/15/28 (1)	$1,650	$1,549

7.75%, 2/15/29 (1)	4,030	3,956

Sonic Automotive, Inc.,

4.63%, 11/15/29 (1)	2,580	2,161

4.88%, 11/15/31 (1)	7,092	5,715

Staples, Inc.,

7.50%, 4/15/26 (1)	12,066	10,571

Victoria’s Secret & Co.,

4.63%, 7/15/29 (1)	6,480	5,250

		119,281

Semiconductors – 0.2%

Coherent Corp.,

5.00%, 12/15/29(1)	5,096	4,626

Software – 1.3%

AthenaHealth Group, Inc.,

6.50%, 2/15/30 (1)	4,715	3,823

Castle U.S. Holding Corp.,

9.50%, 2/15/28 (1)	8,280	3,364

Central Parent, Inc./CDK Global, Inc.,

7.25%, 6/15/29 (1)	3,495	3,435

Cloud Software Group Holdings, Inc.,

6.50%, 3/31/29 (1)	9,885	8,744

Condor Merger Sub, Inc.,

7.38%, 2/15/30 (1)	2,305	1,933

Consensus Cloud Solutions, Inc.,

6.00%, 10/15/26 (1)	2,720	2,363

6.50%, 10/15/28 (1)	3,890	3,226

Gen Digital, Inc.,

7.13%, 9/30/30 (1)	4,850	4,826

GoTo Group, Inc.,

5.50%, 9/1/27 (1)	7,570	3,874

Rocket Software, Inc.,

6.50%, 2/15/29 (1)	2,685	2,114

		37,702

Specialty Finance – 5.9%

Ally Financial, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 5/15/26 (2) (3)	4,725	3,390

(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 5/15/28 (2) (3)	1,830	1,221

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   188   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Specialty Finance – 5.9% continued

Burford Capital Global Finance LLC,

6.88%, 4/15/30 (1)	$8,695	$7,484

Credit Acceptance Corp.,

6.63%, 3/15/26	7,718	7,200

Curo Group Holdings Corp.,

7.50%, 8/1/28 (1)	15,380	6,136

Discover Financial Services,

(Variable, ICE LIBOR USD 3M + 3.08%), 5.50%, 10/30/27 (2) (3)	7,480	5,348

Enova International, Inc.,

8.50%, 9/15/25 (1)	10,490	9,946

Finance of America Funding LLC,

7.88%, 11/15/25 (1)	5,140	3,662

FirstCash, Inc.,

4.63%, 9/1/28 (1)	6,990	6,200

5.63%, 1/1/30 (1)	6,550	6,042

Fortress Transportation and Infrastructure Investors LLC,

9.75%, 8/1/27 (1)	8,630	9,105

Freedom Mortgage Corp.,

8.13%, 11/15/24 (1)	4,681	4,506

Jefferies Finance LLC/JFIN Co-Issuer Corp.,

5.00%, 8/15/28 (1)	9,275	7,852

Jefferson Capital Holdings LLC,

6.00%, 8/15/26 (1)	13,900	11,770

JPR Royalty Sub LLC,

14.00%, 9/1/20 (1) (4) (7) (8)	8,000	—

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

4.25%, 2/1/27 (1)	10,815	8,544

LFS Topco LLC,

5.88%, 10/15/26 (1)	8,295	7,230

Midcap Financial Issuer Trust,

6.50%, 5/1/28 (1)	4,075	3,467

Nationstar Mortgage Holdings, Inc.,

5.13%, 12/15/30 (1)	4,990	3,834

Navient Corp.,

5.00%, 3/15/27	13,050	11,496

OneMain Finance Corp.,

5.38%, 11/15/29	13,095	11,016

4.00%, 9/15/30	5,515	4,136

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Specialty Finance – 5.9% continued

PennyMac Financial Services, Inc.,

5.75%, 9/15/31 (1)	$2,480	$1,964

PRA Group, Inc.,

7.38%, 9/1/25 (1)	8,390	8,346

Provident Funding Associates L.P./PFG Finance Corp.,

6.38%, 6/15/25 (1)	4,212	3,721

Synchrony Financial,

7.25%, 2/2/33	3,200	2,823

United Wholesale Mortgage LLC,

5.50%, 4/15/29 (1)	2,740	2,288

Voyager Aviation Holdings LLC,

8.50%, 5/9/26 (1)	5,679	4,659

World Acceptance Corp.,

7.00%, 11/1/26 (1)	7,055	5,256

		168,642

Steel – 0.3%

Carpenter Technology Corp.,

6.38%, 7/15/28	5,475	5,340

TMS International Corp.,

6.25%, 4/15/29 (1)	2,830	2,182

United States Steel Corp.,

6.88%, 3/1/29	1,244	1,244

		8,766

Technology Hardware – 2.2%

CommScope, Inc.,

6.00%, 3/1/26 (1)	2,475	2,389

7.13%, 7/1/28 (1)	4,330	3,194

Imola Merger Corp.,

4.75%, 5/15/29 (1)	4,205	3,762

Likewize Corp.,

9.75%, 10/15/25 (1)	8,265	7,512

Maxar Technologies, Inc.,

7.75%, 6/15/27 (1)	12,415	12,973

NCR Corp.,

6.13%, 9/1/29 (1)	9,710	9,577

Seagate HDD Cayman,

3.38%, 7/15/31	2,745	2,039

TTM Technologies, Inc.,

4.00%, 3/1/29 (1)	5,330	4,637

Viasat, Inc.,

5.63%, 4/15/27 (1)	7,845	7,366

6.50%, 7/15/28 (1)	6,295	4,650

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   189   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Technology Hardware – 2.2% continued

Viavi Solutions, Inc.,

3.75%, 10/1/29 (1)	$4,095	$3,502

		61,601

Technology Services – 1.4%

Acuris Finance U.S., Inc./Acuris Finance S.a.r.l.,

5.00%, 5/1/28 (1)	4,795	3,764

Ahead DB Holdings LLC,

6.63%, 5/1/28 (1)	2,175	1,801

CPI Acquisition, Inc.,

8.63%, 3/15/26 (1)	6,634	6,568

HealthEquity, Inc.,

4.50%, 10/1/29 (1)	7,505	6,668

Neptune Bidco U.S., Inc.,

9.29%, 4/15/29 (1)	5,315	4,927

Sabre GLBL, Inc.,

9.25%, 4/15/25 (1)	5,735	5,402

7.38%, 9/1/25 (1)	4,780	4,271

Vericast Corp.,

11.00%, 9/15/26 (1)	3,820	4,021

Virtusa Corp.,

7.13%, 12/15/28 (1)	3,455	2,715

		40,137

Telecommunications – 2.6%

Cablevision Lightpath LLC,

5.63%, 9/15/28 (1)	2,850	1,967

Consolidated Communications, Inc.,

6.50%, 10/1/28 (1)	3,557	2,578

Frontier Communications Holdings LLC,

5.88%, 10/15/27 (1)	7,270	6,609

6.75%, 5/1/29 (1)	7,255	5,750

8.75%, 5/15/30 (1)	3,380	3,366

Hughes Satellite Systems Corp.,

6.63%, 8/1/26	4,880	4,621

Level 3 Financing, Inc.,

4.25%, 7/1/28 (1)	6,605	3,726

3.75%, 7/15/29 (1)	6,335	3,378

3.88%, 11/15/29 (1)	3,865	2,797

Lumen Technologies, Inc.,

4.00%, 2/15/27 (1)	3,865	2,551

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,

6.00%, 2/15/28 (1)	2,325	1,720

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Telecommunications – 2.6% continued

Sprint Capital Corp.,

6.88%, 11/15/28	$11,943	$12,833

8.75%, 3/15/32	10,580	12,881

Windstream Escrow LLC/Windstream Escrow Finance Corp.,

7.75%, 8/15/28 (1)	7,385	6,048

Zayo Group Holdings, Inc.,

6.13%, 3/1/28 (1)	5,445	3,312

		74,137

Tobacco & Cannabis – 0.3%

Vector Group Ltd.,

5.75%, 2/1/29(1)	11,120	9,894

Transportation & Logistics – 3.2%

Allegiant Travel Co.,

7.25%, 8/15/27 (1)	4,850	4,828

American Airlines Group, Inc.,

3.75%, 3/1/25 (1)	9,218	8,458

American Airlines, Inc.,

7.25%, 2/15/28 (1)	3,040	2,956

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,

5.50%, 4/20/26 (1)	8,440	8,306

5.75%, 4/20/29 (1)	8,440	8,096

Cargo Aircraft Management, Inc.,

4.75%, 2/1/28 (1)	11,320	10,122

Delta Air Lines, Inc./SkyMiles IP Ltd.,

4.75%, 10/20/28 (1)	6,010	5,797

First Student Bidco, Inc./First Transit Parent, Inc.,

4.00%, 7/31/29 (1)	7,590	6,602

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,

5.75%, 1/20/26 (1)	6,850	6,503

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	5,895	5,876

Rand Parent LLC,

8.50%, 2/15/30 (1)	7,765	7,299

United Airlines, Inc.,

4.63%, 4/15/29 (1)	8,755	7,919

Western Global Airlines LLC,

10.38%, 8/15/25 (1)	12,980	5,293

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   190   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 81.8% continued

Transportation & Logistics – 3.2% continued

XPO Escrow Sub LLC,

7.50%, 11/15/27 (1)	$3,475	$3,614

		91,669

Transportation Equipment – 0.2%

Allison Transmission, Inc.,

5.88%, 6/1/29(1)	5,635	5,486

Total Corporate Bonds

(Cost $2,643,120)		2,326,576

FOREIGN ISSUER BONDS – 13.5%

Aerospace & Defense – 0.7%

Bombardier, Inc.,

6.00%, 2/15/28 (1)	8,085	7,873

7.50%, 2/1/29 (1)	3,710	3,790

Rolls-Royce PLC,

5.75%, 10/15/27 (1)	7,965	7,934

		19,597

Automotive – 0.3%

IHO Verwaltungs GmbH,

6.00%, (100% Cash), 5/15/27(1) (5)	7,915	7,250

Banking – 1.2%

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.67%), 8.00%, 6/15/24 (2) (3)	9,475	8,527

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 3/15/28 (2) (3)	4,920	3,363

BNP Paribas S.A.,

(Variable, USD Swap 5Y + 5.15%), 7.38%, 8/19/25 (1) (2) (3)	5,620	5,334

Credit Agricole S.A.,

(Variable, USD Swap 5Y + 4.90%), 7.88%, 1/23/24 (1) (2) (3)	4,503	4,400

Deutsche Bank A.G.,

(Variable, USD Swap 5Y + 5.00%), 7.50%, 4/30/25 (2) (3)	5,270	4,288

(Variable, U.S. Treasury Yield Curve

Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (2) (3)	4,315	3,190

ING Groep N.V.,

(Variable, USD Swap 5Y + 4.45%), 6.50%, 4/16/25 (2) (3)	3,031	2,731

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.5% continued

Banking – 1.2% continued

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.10%), 4.60%, 6/28/31 (2) (3)	$3,880	$2,731

		34,564

Biotechnology & Pharmaceuticals – 0.7%

Cheplapharm Arzneimittel GmbH,

5.50%, 1/15/28 (1)	11,345	10,100

Teva Pharmaceutical Finance

Netherlands III B.V.,

6.75%, 3/1/28	3,995	3,995

7.88%, 9/15/29	5,370	5,618

		19,713

Cable & Satellite – 0.8%

Altice Financing S.A.,

5.00%, 1/15/28 (1)	7,240	5,888

5.75%, 8/15/29 (1)	8,630	6,861

VTR Comunicaciones S.p.A.,

4.38%, 4/15/29 (1)	3,425	2,079

Ziggo Bond Co. B.V.,

6.00%, 1/15/27 (1)	8,875	8,188

		23,016

Chemicals – 0.4%

Methanex Corp.,

5.13%, 10/15/27	5,310	5,005

Nufarm Australia Ltd./Nufarm

Americas, Inc.,

5.00%, 1/27/30 (1)	4,660	4,105

SPCM S.A.,

3.38%, 3/15/30 (1)	1,450	1,196

		10,306

Electric Utilities – 0.4%

Atlantica Sustainable Infrastructure PLC,

4.13%, 6/15/28 (1)	4,265	3,828

Drax Finco PLC,

6.63%, 11/1/25 (1)	8,492	8,354

		12,182

Electrical Equipment – 0.1%

TK Elevator Holdco GmbH, 7.63%, 7/15/28(1)	3,730	3,224

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   191   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.5% continued

Food – 0.7%

Minerva Luxembourg S.A.,

4.38%, 3/18/31 (1)	$4,350	$3,572

NBM U.S. Holdings, Inc.,

7.00%, 5/14/26	9,690	9,620

Sigma Holdco B.V.,

7.88%, 5/15/26	7,265	5,757

		18,949

Household Products – 0.1%

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,

5.00%, 12/31/26(1)	4,190	3,832

Insurance – 0.5%

Ardonagh Midco 2 PLC,

11.50%, 1/15/27 (1) (5)	10,913	9,931

Jones Deslauriers Insurance Management, Inc.,

10.50%, 12/15/30 (1)	4,520	4,552

		14,483

Leisure Facilities & Services – 0.8%

1011778 B.C. ULC/New Red Finance, Inc.,

4.00%, 10/15/30 (1)	5,695	4,883

Melco Resorts Finance Ltd.,

5.63%, 7/17/27 (1)	9,335	8,215

Studio City Finance Ltd.,

5.00%, 1/15/29 (1)	8,455	6,490

Wynn Macau Ltd.,

5.50%, 10/1/27 (1)	5,227	4,561

		24,149

Machinery – 0.2%

Husky III Holding Ltd.,

13.00%, (100% Cash), 2/15/25(1) (5)	6,915	5,843

Metals & Mining – 0.7%

First Quantum Minerals Ltd.,

6.88%, 10/15/27 (1)	7,640	7,365

FMG Resources Pty. Ltd., Series 2006,

4.38%, 4/1/31 (1)	8,705	7,634

Taseko Mines Ltd.,

7.00%, 2/15/26 (1)	4,260	3,865

		18,864

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.5% continued

Oil & Gas Producers – 0.8%

eG Global Finance PLC,

6.75%, 2/7/25 (1)	$7,910	$7,321

MEG Energy Corp.,

5.88%, 2/1/29 (1)	5,205	5,014

Parkland Corp.,

4.50%, 10/1/29 (1)	6,830	6,069

Strathcona Resources Ltd.,

6.88%, 8/1/26 (1)	5,825	4,630

		23,034

Oil & Gas Services & Equipment – 0.2%

Shelf Drilling Holdings Ltd.,

8.88%, 11/15/24(1)	4,715	4,676

Publishing & Broadcasting – 0.2%

Clear Channel International B.V.,

6.63%, 8/1/25(1)	5,790	5,634

Semiconductors – 0.3%

ams-OSRAM A.G.,

7.00%, 7/31/25(1)	8,695	8,156

Software – 0.4%

Open Text Holdings, Inc.,

4.13%, 2/15/30(1)	13,010	11,161

Specialty Finance – 0.7%

AerCap Holdings N.V.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.54%), 5.88%, 10/10/79 (2)	4,305	3,921

VistaJet Malta Finance PLC/XO Management Holding, Inc.,

7.88%, 5/1/27 (1)	3,865	3,737

6.38%, 2/1/30 (1)	15,410	13,734

		21,392

Technology Services – 0.6%

CA Magnum Holdings,

5.38%, 10/31/26 (1)	5,220	4,571

ION Trading Technologies S.a.r.l.,

5.75%, 5/15/28 (1)	5,145	4,109

Sixsigma Networks Mexico S.A. de C.V.,

7.50%, 5/2/25 (1)	10,270	9,008

		17,688

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   192   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 13.5% continued

Telecommunications – 2.3%

Altice France Holding S.A.,

10.50%, 5/15/27 (1)	$9,125	$6,981

Altice France S.A.,

5.13%, 7/15/29 (1)	6,905	5,196

5.50%, 10/15/29 (1)	9,965	7,620

C&W Senior Financing DAC,

6.88%, 9/15/27 (1)	6,281	5,619

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	10,545	9,912

Iliad Holding SASU,

7.00%, 10/15/28 (1)	4,560	4,327

Telecom Italia Capital S.A.,

6.38%, 11/15/33	7,656	6,932

Telesat Canada/Telesat LLC,

5.63%, 12/6/26 (1)	5,600	2,889

6.50%, 10/15/27 (1)	11,735	3,638

Vmed O2 UK Financing I PLC,

4.25%, 1/31/31 (1)	7,740	6,585

4.75%, 7/15/31 (1)	5,880	5,040

		64,739

Transportation & Logistics – 0.4%

Air Canada,

3.88%, 8/15/26 (1)	9,380	8,517

Promontoria Holding 264 B.V.,

7.88%, 3/1/27 (1)	4,370	4,217

		12,734

Total Foreign Issuer Bonds

(Cost $439,054)		385,186

TERM LOANS – 0.5%

Biotechnology & Pharmaceuticals – 0.5%

Alvogen Pharma U.S., Inc., June 2022 Loan,

(Floating, CME Term SOFR USD 3M + 7.50%, 1.00% Floor), 12.55%, 6/30/25(6)	17,403	15,141

Total Term Loans

(Cost $17,386)		15,141

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 0.0%

Passenger Airlines – 0.0%

Voyager Aviation Holdings LLC(7) (8) *	2,621	$—

Total Common Stocks

(Cost $3)		—

PREFERRED STOCKS – 0.2%

Specialized Finance – 0.2%

Cayenne Aviation LLC(7) (8) *	15,725	6,045

Total Preferred Stocks

(Cost $1,573)		6,045

INVESTMENT COMPANIES – 2.1%

Northern Institutional Funds -

U.S. Government Portfolio (Shares), 4.61%(9) (10)	60,478,894	60,479

Total Investment Companies

(Cost $60,479)		60,479

Total Investments – 98.1%

(Cost $3,161,615)		2,793,427

Other Assets less Liabilities – 1.9%		52,928

NET ASSETS – 100.0%		$2,846,355

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(7)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of these restricted illiquid securities amounted to approximately $6,045,000 or 0.2% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Cayenne Aviation LLC	5/18/21	$1,573

JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	8,000

Voyager Aviation Holdings LLC	5/18/21	3

(8)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   193   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2023

(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day current yield as of March 31, 2023 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M - 3 Month

5Y - 5 Year

7Y - 7 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	81.8%

Foreign Issuer Bonds	13.5%

Term Loans	0.5%

Preferred stocks	0.2%

Investment Companies	2.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds(1)	$ —	$2,326,576	$ —	$2,326,576

Foreign Issuer Bonds(1)	—	385,186	—	385,186

Term Loans	—	15,141	—	15,141

Preferred Stocks	—	—	6,045	6,045

Investment Companies	60,479	—	—	60,479

Total Investments	$60,479	$2,726,903	$6,045	$2,793,427
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   194   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 0.5%

Consumer Services – 0.3%

Grand Canyon University,

4.13%, 10/1/24	$1,000	$945

5.13%, 10/1/28	500	451

		1,396

Real Estate Owners & Developers – 0.2%

Benloch Ranch Improvement Association No. 2,

10.00%, 12/1/51(1) (2) (3)	1,000	742

Total Corporate Bonds

(Cost $2,477)		2,138

MUNICIPAL BONDS – 96.6%

Alabama – 0.8%

Hoover IDB Environmental Improvement Revenue Bonds (AMT), United States Steel Corp., 5.75%, 10/1/49	1,000	1,019

Lower Alabama Gas District Gas Project Revenue Bonds, Series A, 5.00%, 9/1/46	2,000	2,062

		3,081

Arizona – 8.0%

Arizona State IDA Economic Development Revenue Bonds, Legacy Cares, Inc., Project, 7.75%, 7/1/50(4)	2,000	1,300

Arizona State IDA Economic Development Revenue Bonds, Series A, Legacy Cares, Inc., Project, 5.50%, 7/1/31(4)	100	65

6.00%, 7/1/51(4)	400	260

Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project, 5.63%, 7/1/48(1) (2)	2,000	2,005

Arizona State IDA Education Revenue Bonds, Candeo Schools, Inc., Project (School District Credit Program), 4.00%, 7/1/47	700	642

Arizona State IDA Education Revenue Bonds, Christian University Project, 5.63%, 10/1/49(1)	1,300	1,218

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Arizona – 8.0% continued

Arizona State IDA Education Revenue Bonds, Doral Academy of Nevada - Fire Mesa, 5.00%, 7/15/49	$1,675	$1,535

Arizona State IDA Education Revenue Bonds, Odyssey Preparatory Academy Project, 4.38%, 7/1/39	1,000	867

5.00%, 7/1/49	1,000	906

Arizona State IDA Education Revenue Bonds, Pinecrest Academy of Northern, 4.50%, 7/15/29(1)	1,800	1,728

Arizona State IDA Education Revenue Bonds, Series A, Cadence Campus Project, 4.00%, 7/15/50	1,000	747

Arizona State IDA Education Revenue Bonds, Series A-Social, Macombs Facility Project, 4.00%, 7/1/51	1,000	822

Arizona State IDA Education Revenue Bonds, Somerset Academy of Las Vegas-Aliante & Skye Canyon Campus Projects, 4.00%, 12/15/51	700	509

Arizona State IDA Education Revenue Refunding Bonds, Doral Academy of Northern, 4.00%, 7/15/51(1)	500	374

Glendale IDA Senior Living Facilities Revenue Bonds, Royal Oaks Inspirata Pointe Project, 5.00%, 5/15/56	1,000	831

La Paz County IDA Education Facility Lease Revenue Bonds, Charter School Solutions-Harmony Public Schools, 5.00%, 2/15/36	1,400	1,427

5.00%, 2/15/46	3,500	3,506

Maricopa County IDA Education Revenue Bonds, Social Bonds, Arizona Autism Charter, 4.00%, 7/1/61(1)	1,250	875

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 195 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Arizona – 8.0% continued

Maricopa County IDA Education Revenue Refunding Bonds, Choice Academies, Inc., Project, 5.75%, 9/1/45	$2,325	$2,262

Maricopa County IDA Educational Revenue Bonds, Arizona Autism Chart Schools Project, 5.00%, 7/1/50	750	679

Maricopa County IDA Exempt Facilities Revenue Bonds (AMT), Commercial Metals Company, 4.00%, 10/15/47	1,000	826

Phoenix IDA Education Facility Revenue Refunding Bonds, Great Hearts Academies, 5.00%, 7/1/46	2,650	2,643

Phoenix IDA Hotel Senior Lien Revenue Bonds, Falcon Properties LLC Project, 4.00%, 12/1/51(1)	2,500	1,952

Phoenix IDA Student Housing Revenue Bonds, Downtown Phoenix Student Housing II LLC, 5.00%, 7/1/59	1,000	971

Tempe IDA Revenue Bonds, Friendship Village of Tempe Project, 5.00%, 12/1/50	1,500	1,256

Tempe IDA Revenue Refunding Bonds, Friendship Village Project, 4.00%, 12/1/46	1,000	723

		30,929

Arkansas – 0.3%

Arkansas Development Finance Authority Environmental Revenue Bonds (AMT), Green Bonds, 5.45%, 9/1/52	1,000	996

California – 13.3%

Antelope Valley Healthcare District, Revenue Refunding Bonds, Series A, 5.25%, 3/1/36	1,020	1,048

California Community Housing Agency Essential Housing Revenue Bonds, Summit at Sausalito Apartments, 4.00%, 2/1/50(1)	1,000	754

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

California – 13.3% continued

California Community Housing Agency Essential Housing Revenue Bonds, Verdant at Green Valley Project, 5.00%, 8/1/49(1)	$2,000	$1,900

California Community Housing Agency Essential Housing Subordinate Revenue Bonds, Series A, Glendale Properties, 4.00%, 8/1/47	1,000	767

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Merced County Tobacco Funding, 5.00%, 6/1/50	500	502

California PFA Educational Facilities Revenue Bonds, Crossroads Christian Schools Project, 5.00%, 1/1/56	500	392

California PFA Senior Living Revenue Bonds, Enso Village Project, Green Bonds, 5.00%, 11/15/56	245	206

California State Community College Financing Authority Student Housing Revenue Bonds, Series A, Napa Valley College Project, 5.75%, 7/1/60	2,000	1,872

California State Municipal Finance Authority Charter School Lease Revenue Refunding Bonds, Santa Rosa Academy Project, 5.00%, 7/1/52	1,245	1,136

California State Municipal Finance Authority Educational Revenue Bonds, Stream Charter School Project, 5.00%, 6/15/51	1,000	881

California State Municipal Finance Authority MFH Sustainability Revenue Bonds, Cityview, 4.00%, 11/1/36(1)	1,500	1,386

California State Municipal Finance Authority Revenue Bonds, Series A, Baptist University, 5.00%, 11/1/46	3,000	2,896

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   196   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

California – 13.3% continued

California State Municipal Finance Authority Revenue Refunding Bonds, The Master’s University, 5.00%, 8/1/48	$510	$507

California State Municipal Finance Authority Senior Lien Revenue Bonds (AMT), LINXS APM Project, 5.00%, 12/31/43	5,000	5,064

California State Municipal Finance Authority Special Facility Revenue Bonds (AMT), United Airlines, Inc., Project, 4.00%, 7/15/29	3,000	2,909

California State Municipal Finance Authority Special TRB, Community Facilities District No. 2021-11 Otay Ranch, 5.00%, 9/1/52	1,000	1,008

California State Municipal Finance Authority Student Housing Revenue Bonds, Series A, Claremont Collegiate Project, 5.00%, 7/1/52(1)	1,000	893

California State Pollution Control Financing Authority Solid Waste Disposal Subordinate Green Revenue Bonds (AMT), Calplant I Project, 7.50%, 12/1/39(4)	3,000	150

California State Pollution Control Financing Authority Water Furnishing Revenue Refunding Bonds, San Diego County Water Authority, 5.00%, 11/21/45	1,000	1,007

California State School Finance Authority Charter School Revenue Bonds, River Springs Charter School, 5.00%, 7/1/42	2,215	1,999

California State School Finance Authority Charter School Revenue Bonds, Series A, Classical Academies Project, 5.00%, 10/1/50	1,000	1,005

California State School Finance Authority Charter School Revenue Refunding Bonds, Classical Academies Oceanside, 5.00%, 10/1/42	500	518

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

California – 13.3% continued

California State School Finance Authority Charter School Revenue Refunding Bonds, Ivy Academia Project, Series A, 4.00%, 6/1/61	$1,000	$697

CSCDA College Housing Revenue Bonds, NCCD-Hooper Street, LLC-California College, 5.25%, 7/1/49	1,700	1,543

CSCDA Community Improvement Authority Essential Housing Mezzanine Revenue Bonds, Crescent West Hollywood, 5.50%, 7/1/59	1,000	861

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Altana Glendale Social Bonds, 4.00%, 10/1/56	1,000	745

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, City of Orange Portfolio, 4.00%, 3/1/57(1)	1,500	1,052

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Series A, 5.00%, 1/1/54	1,500	1,191

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Social Bonds, Series A-2, 4.00%, 10/1/56	1,000	733

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood, 4.30%, 7/1/59	500	418

CSCDA Revenue Refunding Bonds, Series A, California Baptist University, 5.00%, 11/1/32	500	512

5.00%, 11/1/41	1,000	995

CSCDA Special TRB, Community Facilities District No. 2016-02 Delta Coves, 4.00%, 9/1/50	1,000	876

CSCDA Special TRB, Delta Coves, 5.50%, 9/1/52	1,000	1,023

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   197   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

California – 13.3% continued

CSCDA Special TRB, Improvement Area No. 1, 4.00%, 9/1/51	$1,000	$861

CSCDA Statewide Revenue Special Assessment Bonds, 4.00%, 9/2/50	500	441

Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Bonds, Series A, 4.00%, 1/15/46	750	701

Ontario Special Tax Bonds, Tevelde Facilities, 4.00%, 9/1/51	1,000	873

River Islands PFA Special Tax Bonds, Community Facilities District No. 2003-1 Improvement Area No. 2, 5.50%, 9/1/37	1,000	1,005

River Islands PFA Special Tax Bonds, Community Facilities District No. 2021-1, 4.00%, 9/1/51	990	798

River Islands PFA Special Tax Refunding Bonds, Phase 2 Public Improvement, 4.00%, 9/1/51	1,000	802

Roseville Special Tax Bonds, The Ranch at Sierra Vista Community, 4.00%, 9/1/51	1,500	1,310

Roseville Special Tax Bonds, The Ranch At Sierra Vista Community Facilities District No. 1 (Public Facilities), 4.00%, 9/1/50	150	131

Sacramento County Special Refunding Tax Bonds, Metro Air Park Community Facilities, 5.00%, 9/1/42	800	811

Sacramento Special Tax Bonds, Railyards Community Facilities District No. 2018-01, 5.25%, 9/1/42	1,000	1,030

San Francisco City & County Community Facilities District 2016-1 Special Tax Bonds, Series 2021, 4.00%, 9/1/51	1,000	866

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

California – 13.3% continued

San Francisco City & County Community Facilities District 2016-1 Special Tax Bonds, Treasure Island, Series 2022, 4.00%, 9/1/52	$1,000	$859

San Luis Obispo Community Facilities District No. 2019-1 Special Tax Bonds, 4.00%, 9/1/51	695	607

Santa Paula Special Tax Bonds, Harvest Community Facilities District No. 1 Improvement, 4.00%, 9/1/50	1,000	882

		51,423

Colorado – 5.3%

Brighton Crossing Metropolitan District No. 6 G.O. Limited Bonds, Series A, 5.00%, 12/1/50	1,000	850

Cascade Ridge Metropolitan District G.O. Limited Bonds, 5.00%, 12/1/51	1,205	999

Chambers Highpoint Metropolitan District No. 2 G.O. Limited Bonds, 5.00%, 12/1/51	500	431

Clear Creek Transit Metropolitan District No. 2 G.O. Limited Bonds, Series A, 5.00%, 12/1/50	570	491

Colorado Educational & Cultural Authority Revenue Bonds, Aspen View Academy Project, 4.00%, 5/1/61	500	389

Colorado Educational & Cultural Authority Revenue Bonds, Golden View Classical Academy, 4.00%, 1/1/52	1,350	1,098

Colorado Educational & Cultural Authority Revenue Refunding Bonds, Science Technology English & Math, 5.00%, 11/1/54	1,500	1,453

Colorado State Health Facilities Authority Hospital Revenue and Improvement Refunding Bonds, Christian Living Neighborhoods, 4.00%, 1/1/42	1,000	733

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   198   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Colorado – 5.3% continued

Colorado State Health Facilities Authority Hospital Revenue Bonds, Series A, Aberdeen Ridge, 5.00%, 5/15/58	$1,500	$1,111

Fiddler’s Business Improvement District G.O. Unlimited Refunding Bonds, 5.55%, 12/1/47	1,000	1,006

Legato Community Authority Limited Tax Supported Revenue Bonds, Senior Series A-1, 5.00%, 12/1/51	750	625

Nine Mile Metropolitan District Revenue Bonds, 5.13%, 12/1/40	1,000	938

Riverwalk Metropolitan District No. 2 Revenue Bonds, Series A, 4.50%, 12/1/32	1,465	1,318

Rudolph Farms Metropolitan District No. 6 Revenue Supported G.O. Limited Bonds, 6.50%, 6/1/52	500	485

Silver Peaks Metropolitan District No. 3 Senior Lien G.O. Limited Bonds, Series A, 5.00%, 12/1/50	500	433

Transport Metropolitan District No. 3 MDD G.O. Limited Bonds, Series 2021-A-1, 5.00%, 12/1/51	1,500	1,199

Tree Farm Metropolitan District G.O. Limited Bonds, 4.50%, 12/1/41(1)	1,500	1,323

Waterfront at Foster Lake Metropolitan District No. 2 Senior Lien G.O. Limited Bonds, Series A3-1, 5.00%, 12/1/51	3,000	2,416

Westerly Metropolitan District No. 4 Senior G.O. Limited Bonds, Series A, 5.00%, 12/1/50	1,000	865

Windler Public Improvement Authority Limited Tax Supported Revenue Bonds, Series A-1, 4.13%, 12/1/51	3,500	2,403

		20,566

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Connecticut – 0.1%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Mclean Issue, 5.00%, 1/1/55	$500	$432

District of Columbia – 0.5%

District of Columbia Revenue Bonds, Inspired Teaching Social Bonds, 5.00%, 7/1/52	500	503

District of Columbia Revenue Bonds, Latin American Montessori Bilingual Public Charter School Issue, 5.00%, 6/1/50	1,000	910

District of Columbia Rocketship DC Obligated Group Revenue Bonds, 5.00%, 6/1/61	500	432

		1,845

Florida – 11.4%

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	2,175	2,180

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Liza Jackson Preparatory School, 5.00%, 8/1/55	1,000	995

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Pepin Academies, Inc., Project, 5.75%, 7/1/55(1)	1,000	899

Capital Trust Agency Educational Facilities Educational Facilities Revenue Bonds, Team Success A School of Excellence, 5.00%, 6/1/55	2,000	1,648

Capital Trust Agency Educational Facilities Revenue Bonds, Academir Charter Schools, Inc., Project, 4.00%, 7/1/51	750	554

Capital Trust Agency Educational Facilities Revenue Bonds, New Springs, Inc., Project, 4.75%, 6/1/56	1,500	1,095

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   199   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Florida – 11.4% continued

Capital Trust Agency Educational Facilities Revenue Bonds, Tallahassee Classical School, 4.25%, 7/1/51	$2,500	$1,752

Capital Trust Agency Educational Facilities Revenue Bonds, Team Success A School of Excellence, 5.50%, 6/1/57	1,000	856

Capital Trust Agency Revenue Bonds, Sustainability Bonds, 4.00%, 6/15/41	1,510	1,210

4.00%, 6/15/51	2,000	1,455

Capital Trust Agency Revenue Bonds, Wonderful Foundations Charter, 5.00%, 1/1/55	1,060	802

Capital Trust Agency Student Housing Revenue Bonds, University Bridge, LLC Student Housing Project, 5.25%, 12/1/43	3,000	2,841

Charlotte County IDA Utility System Revenue Bonds (AMT), Town & Country Utilities Project, 4.00%, 10/1/51	1,000	772

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project, 5.00%, 4/1/48	2,000	2,059

Florida Development Finance Corp. Surface Transportation Facilities Revenue Refunding Bonds (AMT), Virgin Trains U.S.A. Pass, 6.38%, 1/1/26(5) (6) (7)	4,000	3,778

Florida State Development Finance Corp. Educational Facilities Revenue Bonds, 2017 Foundation for Global Understanding, Inc., Project, 4.00%, 7/1/51	750	631

Florida State Development Finance Corp. Educational Facilities Revenue Bonds, Cornerstone Charter Academy Project, 5.25%, 10/1/56	1,025	951

Florida State Development Finance Corp. Educational Facilities Revenue Refunding Bonds, Central Charter School Project, 5.00%, 8/15/32	410	408

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Florida – 11.4% continued

5.25%, 8/15/37	$690	$662

Florida State Development Finance Corp. Educational Facility Revenue Bonds, Pepin Academics of Pasco County, Inc., Project, 5.00%, 1/1/50(1)	1,000	897

Florida State Development Finance Corp. Educational Facility Revenue Refunding Bonds, Renaissance Charter School, 5.00%, 9/15/50	1,500	1,197

Florida State Development Finance Corp. Senior Living Revenue Refunding Bonds, Glenridge on Palmer Ranch, 5.00%, 6/1/51	2,000	1,597

Florida State Development Finance Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Pro U.S.A., Inc., Project, 5.00%, 5/1/29	1,500	1,393

Lake County Retirement Facility Revenue Refunding Bonds, Lakeside at Waterman Village Project, 5.75%, 8/15/55	1,000	841

Miami-Dade County IDA Educational Facilities Revenue Bonds, Academir Charter Schools, Inc., Project, 5.50%, 7/1/61	2,000	1,751

Ocean Highway & Port Authority Florida Port Facilities Revenue Bonds (AMT), Worldwide Terminals Fenandina Project, 5.50%, 12/1/49(1)	1,500	1,165

Palm Beach County Revenue Bonds, Series A, Lynn University Housing Project, 5.00%, 6/1/57	1,500	1,283

Pinellas County Educational Facilities Authority Lease Revenue Bonds, Discovery Academy of Science Project, 5.00%, 6/1/56(1)	1,000	863

Pinellas County IDA Revenue Bonds, 2017 Foundation for Global Understanding Project, 5.00%, 7/1/39	4,000	3,930

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   200   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Florida – 11.4% continued

Saint Johns County IDA Senior Living Revenue Refunding Bonds, Series A, Vicar’s Landing Project, 4.00%, 12/15/50	$500	$355

Seminole County IDA Educational Facilities Revenue Bonds, Galileo Schools for Gifted Learning, 4.00%, 6/15/51(1)	665	500

Sterling Hill Community Development District Capital Improvement Special Assessment Bonds, Series B, 5.50%, 11/1/10(4)	143	77

Venice Retirement Community Revenue Improvement Bonds, Village on the Isle Project, 5.00%, 1/1/47	1,000	870

Village Community Development District No. 13 Special Assessment Revenue Bonds, 3.50%, 5/1/51(1)	970	697

Village Community Development District No. 14 Revenue Special Assessment Bonds, 5.13%, 5/1/37	1,000	998

		43,962

Georgia – 2.5%

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center, 6.75%, 1/1/35(2) (4)	3,000	1,350

La Grange Development Authority Revenue Refunding Bonds, La Grange College Project, 5.00%, 10/15/52	2,000	1,770

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 5.00%, 5/15/49	4,000	4,045

Oconee County IDA Taxable Revenue Bonds, Economic Development Project, 6.00%, 3/1/48	1,500	1,201

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Georgia – 2.5% continued

White County Development Authority Revenue Bonds, Truett McConnell University Project, 5.25%, 10/1/49	$1,500	$1,276

		9,642

Guam – 0.5%

Guam Government Business Privilege Tax Revenue Refunding Bonds, Series F, 4.00%, 1/1/36	1,000	977

Guam Government Department of Education Revenue Refunding COPS, John F. Kennedy High School Refunding & Energy Efficiency Project, 5.00%, 2/1/40	1,000	1,010

		1,987

Idaho – 0.7%

Idaho State Housing & Finance Association Nonprofit Facilities Revenue Bonds, Series A, Future Public School Project, 4.00%, 5/1/52	3,410	2,511

Illinois – 1.2%

Chicago Board of Education Dedicated Capital Improvement Tax Revenue Bonds, 5.75%, 4/1/48	1,000	1,089

Illinois Finance Authority Revenue Refunding Bonds, Plymouth Place, Inc., 5.00%, 5/15/51	410	327

5.00%, 5/15/56	440	342

Illinois State Finance Authority Revenue Bonds, Series A, Plymouth Place, Inc., 6.63%, 5/15/52	1,000	1,017

Illinois State Finance Authority Revenue Refunding Bonds, Friendship Village Schaumburg, 5.13%, 2/15/45(2) (4)	1,500	675

Illinois State Finance Authority Revenue Refunding Bonds, Rosalind Franklin University, 5.00%, 8/1/42	1,100	1,106

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   201   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Illinois – 1.2% continued

Upper Illinois River Valley Development Authority Revenue Refunding Bonds, Prairie Crossing Charter, 5.00%, 1/1/45	$250	$231

		4,787

Indiana – 1.9%

Finance Authority Educational Facilities Revenue Bonds, Seven Oaks Classical School Project, 5.00%, 6/1/51	520	435

5.00%, 6/1/56	455	371

Goshen MFH Revenue Bonds, Green Oaks of Goshen Project, Housing Choice Voucher Program (HUD Sector 8 Program), 5.00%, 8/1/41(1)	1,000	763

Housing & Community Development Authority Multifamily Revenue Bonds, Series A, Vita of Marion Project, 5.25%, 4/1/41	1,000	796

Indiana Finance Authority Educational Facilities Revenue Bonds, Seven Oaks Classical School Project, 5.00%, 6/1/41	420	372

Indiana State Finance Authority Exempt Facilities Revenue Bonds (AMT), Res Polyflow Indiana, Green Bonds, 7.00%, 3/1/39	3,900	2,937

Indiana State Finance Authority Revenue Bonds, Kipp Indianapolis, Inc., Project, 5.00%, 7/1/55	510	464

Valparaiso MFH Revenue Bonds, Green Oaks of Valparaiso Project, 5.38%, 12/1/41	1,500	1,165

		7,303

Iowa – 0.4%

Iowa State Finance Authority Revenue Refunding Bonds, Lifespace Communities, Inc., 4.00%, 5/15/53	1,000	616

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Iowa – 0.4% continued

Iowa State Finance Authority Senior Living Facilities Revenue Refunding Bonds, Sunrise Retirement Community Project, 5.00%, 9/1/51	$1,000	$769

		1,385

Kansas – 1.2%

Prairie Village Special Obligation Tax Increment Tax Allocation Revenue Refunding Bonds, Meadowbrook TIF Project, 3.13%, 4/1/36	800	643

Shawnee Education Facilities Revenue Bonds, Maranatha Christian Academy Project, Series A, 5.00%, 8/1/56(1)	2,000	1,685

Wyandotte County and Kansas City Unified Government Special Obligation Revenue Refunding Bonds, Village East Project Areas 2B, 5.75%, 9/1/39	2,500	2,398

		4,726

Kentucky – 0.1%

Henderson Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project, 4.70%, 1/1/52	500	458

Louisiana – 2.2%

Calcasieu Parish Memorial Hospital Service District Revenue Refunding Bonds, Lake Charles Memorial Hospital Project, 5.00%, 12/1/34	2,000	1,944

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project, 2.50%, 4/1/36	2,000	1,658

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Prerefunded, 5.00%, 5/15/26(8)	50	54

Louisiana Public Facilities Authority Revenue Bonds, BBR Schools-Materra Campus Project, 4.00%, 6/1/51(1)	2,000	1,514

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   202   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Louisiana – 2.2% continued

Louisiana Public Facilities Authority Revenue Bonds, Jefferson Rise Charter School Project, 6.25%, 6/1/52(1)	$440	$418

Louisiana Public Facilities Authority Revenue Bonds, Series A, Lincoln School Project, 6.38%, 6/1/52	1,000	961

Saint James Parish Revenue Bonds, Series 2, Nustar Logistics L.P. Project, 6.35%, 7/1/40	1,000	1,077

Saint John The Baptist Parish Variable Revenue Refunding Bonds, Marathon Oil Corp. Project, 2.38%, 7/1/26(5) (6) (7)	1,000	944

		8,570

Maryland – 1.0%

Baltimore Senior Lien Special Obligation Tax Allocation Refunding Bonds, Harbor Point Project, 3.63%, 6/1/46	1,750	1,362

Frederick County Subordinate Special Tax Obligation Revenue Bonds, Series C, 4.00%, 7/1/50	1,000	868

Gaithersburg Economic Development Revenue Bonds, Asbury Maryland Obligated Group, 5.13%, 1/1/42	1,000	946

Maryland Economic Development Corp. Senior Student Housing Revenue Bonds, Morgan State University Project, 5.00%, 7/1/56	250	245

Maryland Economic Development Corp. Special Obligation Tax Allocation, Port Covington Project, 4.00%, 9/1/50	500	407

		3,828

Massachusetts – 1.8%

Lowell Massachusetts Collegiate Charter Revenue Bonds, 5.00%, 6/15/49	1,250	1,151

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Massachusetts – 1.8% continued

Massachusetts State Development Finance Agency Revenue Bonds, Series A, UMASS Boston Student Housing, 5.00%, 10/1/41	$5,000	$4,900

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Salem Community Corp., 5.25%, 1/1/50	1,000	874

		6,925

Michigan – 1.6%

Detroit G.O. Unlimited Bonds, Series A, Social Bonds, 5.00%, 4/1/46	1,000	974

Grand Rapids Charter Township Revenue Refunding Bonds, Porter Hills Presbyterian, 5.00%, 5/15/44	1,000	890

Holt Public Schools G.O. Unlimited Bonds, Series I (Q-SBLF Insured), 2.00%, 5/1/41	1,285	889

Kalamazoo County G.O. Limited Bonds, 2.13%, 5/1/42	1,000	695

Michigan Mathematics & Science Initiative Revenue Refunding Bonds, 4.00%, 1/1/51	1,000	781

Michigan State Finance Authority Ltd. Obligation Revenue Refunding Bonds, Kettering University Project, 4.00%, 9/1/50	650	584

Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Green Bonds, Recycle, 4.00%, 10/1/26(5) (6) (7)	500	493

Tipton Academy Public School Academy Revenue Bonds, 4.00%, 6/1/51	1,000	690

		5,996

Minnesota – 1.0%

Apple Valley Senior Housing Revenue Bonds, Orchard Path Phase II Project, 4.00%, 9/1/61	500	367

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   203   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Minnesota – 1.0% continued

Duluth EDA Health Care Facilities Revenue Refunding Bonds, St. Luke’s Hospital of Duluth, 3.00%, 6/15/44	$300	$214

Duluth EDA Revenue Refunding Bonds, Benedictine Health System, 4.00%, 7/1/41	550	436

Minneapolis Charter School Lease Revenue Bonds, Series A, Kipp North Star Project, 5.75%, 7/1/55	1,000	981

Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue Refunding Bonds, Hmong College Preparatory Academy Project, 5.00%, 9/1/55	1,000	883

Woodbury Charter School Lease Revenue Bonds, Woodbury Leadership Project, 4.00%, 7/1/51	1,320	970

		3,851

Mississippi – 0.4%

Mississippi State Business Finance Corp. Revenue Bonds, System Energy Resources, Inc., Project, 2.38%, 6/1/44	1,000	644

Tunica County Urban Renewal Revenue Refunding Bonds, Utility Districts Project, 6.00%, 10/1/40	1,000	888

		1,532

Missouri – 1.7%

Cape Girardeau County IDA Health Care Facilities Revenue Bonds, Southeasthealth, 4.00%, 3/1/46	650	545

Joplin IDA Sales TRB, 32nd Street Place Community Improvement District, 4.25%, 11/1/50	1,000	813

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Bethesda Health Group, Inc., 4.00%, 8/1/41	410	330

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Missouri – 1.7% continued

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Wright Memorial Hospital, 5.00%, 9/1/32	$1,145	$1,192

5.00%, 9/1/34	1,315	1,359

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C, Lutheran Senior Services Project, 4.00%, 2/1/48	2,000	1,531

Plaza At Noah’s Ark Community Improvement District Tax Increment & Improvement District Revenue Refunding Bonds, 3.00%, 5/1/30	500	452

3.13%, 5/1/35	400	334

		6,556

Nevada – 0.4%

Henderson Local Improvement District No. T-21 Special Assessment Bonds, Black Mountain, 4.00%, 9/1/51	500	391

Las Vegas Special Improvement District No. 616 and Special Improvement District No. 81 Special Assessment Bonds, 3.13%, 6/1/51	500	319

Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/1/49	530	445

Las Vegas Special Improvement District No. 815 Special Assessment Bonds, 5.00%, 12/1/49	250	236

		1,391

New Hampshire – 0.1%

National Finance Authority Revenue Refunding Bonds, Series B (AMT), Green Bonds, 3.75%, 7/2/40(1) (5) (6) (7)	600	452

New Jersey – 1.0%

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/48	1,000	906

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   204   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

New Jersey – 1.0% continued

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc., Project, 5.63%, 11/15/30	$2,000	$2,015

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, 4.00%, 6/15/41	1,000	987

		3,908

New Mexico – 1.1%

Farmington PCR Refunding Bonds, Public Service Company of New Mexico San Juan, 1.15%, 6/1/24(5) (6) (7)	1,000	967

Los Ranchos de Albuquerque Educational Facilities Revenue Refunding Bonds, Albuquerque Academy Project, 4.00%, 9/1/40	1,000	982

New Mexico Hospital Equipment Loan Council First Mortgage Revenue Bonds, La Vida Expansion Project, 5.00%, 7/1/49	3,000	2,322

		4,271

New York – 4.4%

Allegany County Capital Resource Corp. Revenue Refunding Bonds, Houghton College Project, 5.00%, 12/1/52	1,185	1,162

Build NYC Resource Corp. Revenue Bonds, New Dawn Charter Schools Project, 5.75%, 2/1/49	1,000	1,001

Build NYC Resource Corp. Revenue Bonds, Seton Education Partners-Brill, 4.00%, 11/1/51	505	388

Build NYC Resource Corp. Revenue Bonds, Whin Music Community Charter School Project, 6.50%, 7/1/52	1,500	1,480

Dutchess County Local Development Corp. Revenue Refunding Bonds, The Culinary Institute of America Project, 4.00%, 7/1/39	100	93

4.00%, 7/1/40	100	92

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

New York – 4.4% continued

Metropolitan Transportation Authority Revenue Bonds, Series C-1, Green Bonds, 5.00%, 11/15/50	$1,000	$1,030

Metropolitan Transportation Authority Revenue Refunding Bonds, Climate Bond Certified, 4.00%, 11/15/45	1,000	927

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminals, 5.00%, 1/1/34	4,000	4,110

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment, 5.00%, 7/1/46	3,000	3,006

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), John F. Kennedy International Airport, 5.25%, 8/1/31	865	891

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 4.00%, 12/1/42	1,000	955

New York Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), American Airlines, Inc., 3.00%, 8/1/31	500	437

Western Regional Off-Track Betting Corp. Revenue Refunding Bonds, 4.13%, 12/1/41(1)	500	368

Yonkers Economic Development Corp. Educational Revenue Bonds, Charter School Educational Excellence Project, 5.00%, 10/15/49	1,155	1,038

		16,978

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   205   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

North Carolina – 0.1%

North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/1/49	$600	$516

Ohio – 2.2%

Franklin County Health Care Facilities Revenue Refunding Bonds, Wesley Communities Obligated Group Project, 5.25%, 11/15/55	1,000	853

Jefferson County Port Authority Economic Development Revenue Bonds (AMT), JSW Steel U.S.A., Ohio, Inc., Project, 3.50%, 12/1/51	1,000	695

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A, 3.00%, 12/1/40	475	377

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), 5.00%, 7/1/49(1)	2,000	1,800

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project, 4.50%, 1/15/48	2,000	1,827

Ohio State Higher Educational Facility Commission Revenue Bonds, Cleveland Institute of Music, 5.38%, 12/1/52	350	359

Ohio State Higher Educational Facility Revenue Refunding Bonds, Judson Obligated Group, 5.00%, 12/1/50	1,000	894

Port of Greater Cincinnati Development Authority Revenue Bonds, 4.25%, 12/1/50	2,190	1,664

		8,469

Oregon – 0.3%

Mccandless IDA University Revenue Refunding Bonds, La Roche University Project, 6.75%, 12/1/46	1,000	989

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Pennsylvania – 3.0%

Allegheny County IDA Revenue Bonds, Penn Hills Charter Social Bonds, 4.00%, 6/15/51	$1,000	$745

Allentown Neighborhood Improvement Zone Development Authority Tax Subordinate Revenue Bonds, City Center Project, 5.25%, 5/1/42	500	490

Berks County Municipal Authority University Revenue Bonds, Alvernia University Project, 5.00%, 10/1/49	1,000	886

Franklin County IDA Revenue Bonds, Menno-Haven, Inc., Project, 5.00%, 12/1/39	755	663

Lancaster County Hospital Authority Revenue Refunding Bonds, Saint Anne’s Retirement Community, Inc., Project, 5.00%, 3/1/40	500	430

5.00%, 3/1/50	500	400

Lancaster Higher Education Authority Revenue Refunding Bonds, Elizabeth College Project, 5.00%, 10/1/51	1,235	1,218

Lehigh County IDA Charter School Revenue Bonds, Seven Generations Project, 4.00%, 5/1/51	1,000	718

Mercer County IDA College Revenue Refunding Bonds, Thiel College Project, 6.13%, 10/1/50	975	763

Northampton County IDA Revenue Refunding Bonds, Morningstar Senior, 5.00%, 11/1/49	1,000	846

Philadelphia Authority For Industrial Development Charter School Revenue Refunding Bonds, Green Woods Charter School Project, 5.38%, 6/15/57	300	274

Philadelphia Authority for Industrial Development Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 3/15/45	950	791

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   206   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Pennsylvania – 3.0% continued

Philadelphia Authority For Industrial Development University of the Arts Revenue Bonds, Independence Charter School West Project, 5.00%, 6/15/50	$1,350	$1,217

Philadelphia Authority for Industrial Development University of the Arts Revenue Refunding Bonds, Prerefunded, 5.00%, 3/15/28(1) (8)	50	56

Westmoreland County IDA Revenue Refunding Bonds, Redstone Presbyterian Senior Care, 4.00%, 5/15/47	2,000	1,445

Wilkes-Barre Finance Authority Revenue Refunding Bonds, Wilkes University Project, 4.00%, 3/1/42	500	426

		11,368

South Carolina – 1.6%

Berkeley County Assessment Revenue Special Assessment Bonds, Nexton Improvement District, 4.38%, 11/1/49	1,000	817

Hardeeville Assessment Revenue Special Assessment Bonds, 4.00%, 5/1/52	1,000	694

South Carolina State EDA Educational Facilities Revenue Refunding Bonds, Green Charter Schools, 4.00%, 6/1/56(1)	1,065	739

South Carolina State Jobs EDA Economic Development Revenue Bonds, Hilton Head Christian Academy, 5.00%, 1/1/55	1,500	1,267

South Carolina State Jobs EDA Economic Development Revenue Bonds, Series 2019A, Bishop Gadsden Episcopal Retirement Community, 5.00%, 4/1/54	1,000	864

South Carolina State Jobs EDA Educational Facilities Revenue Bonds, Polaris Tech Charter School Project, 5.13%, 6/15/42	1,000	927

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

South Carolina – 1.6% continued

South Carolina State Jobs EDA Educational Facilities Revenue Bonds, Series A, Virtus Academy Project, 5.00%, 6/15/51(1)	$500	$413

5.00%, 6/15/56(1)	500	402

		6,123

Tennessee – 0.9%

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Trevecca Nazarene University Project, 4.00%, 10/1/51	1,000	795

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Belmont University, 4.00%, 5/1/51	1,500	1,372

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University, 5.00%, 10/1/48	1,115	1,082

		3,249

Texas – 7.6%

Arlington Higher Education Finance Corp. Revenue Bonds, Basis Texas Charter Schools, Inc., 4.00%, 6/15/50	1,000	756

Arlington Higher Education Finance Corp. Revenue Bonds, Newman International Academy, 5.00%, 8/15/51	500	423

Arlington Higher Education Finance Corp. Revenue Refunding Bonds, Series A, 4.00%, 8/15/46	500	379

Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/1/34	1,000	1,032

Baytown Municipal Development District Revenue Bonds, First Line Hotel, 4.00%, 10/1/50	1,000	822

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   207   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Texas – 7.6% continued

Baytown Municipal Development District Revenue Bonds, Second Line Hotel, 5.00%, 10/1/50	$500	$422

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/1/40	1,500	1,441

5.00%, 12/1/45	2,000	1,860

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Revenue Bonds (AMT), Gladieux Metals Recycling, 7.00%, 3/1/39	300	277

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Subordinate Revenue Bonds (AMT), Gladieux Metals Recycling, 8.50%, 3/1/39	1,900	1,708

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Variable Revenue Bonds (AMT), Aleon Renewable Metals, 10.00%, 6/1/23(5) (6) (7)	1,000	991

Conroe Local Government Corp. Hotel Revenue Bonds, Conroe Convention Center Hotel, 4.00%, 10/1/50	500	406

5.00%, 10/1/50(1)	1,000	828

Edinburg Economic Development Corp. Sales TRB, Series A, 3.38%, 8/15/46	355	261

Hidalgo County Regional Mobility Authority Toll & Vehicle Registration Junior Lien Revenue Refunding Bonds, Series B, 5.00%, 12/1/35	1,000	1,019

5.00%, 12/1/36	1,000	1,010

Houston Airport System Revenue Bonds, United Airlines, Inc., Terminal (AMT), 4.00%, 7/15/41	1,000	848

Houston Higher Education Finance Corp. University Revenue Bonds, Houston Baptist University Project, 4.00%, 10/1/51	500	409

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Texas – 7.6% continued

Mission Economic Development Corp. Senior Lien Revenue Refunding Bonds (AMT), Natgasoline, 4.63%, 10/1/31	$2,000	$1,951

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Bonds, Morningside Ministries Project, 5.00%, 1/1/55	1,000	806

New Hope Cultural Education Facilities Finance Corp. Revenue Refunding Bonds, Jubilee Academic Center, 4.00%, 8/15/56	2,000	1,368

New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue Refunding Bonds, Wichita Falls Retirement Foundation, 4.00%, 1/1/41	1,270	970

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, Series A, Blinn College Project, 5.00%, 7/1/57	1,000	827

Newark Higher Education Finance Corp. Education Revenue Bonds, Series A, TLC Academy, 4.00%, 8/15/51	1,095	819

4.00%, 8/15/56	1,130	820

San Antonio Education Facilities Corp. Revenue Bonds, Series A, Hallmark University Project, 5.00%, 10/1/51	1,500	1,179

Tarrant County Cultural Educational Facilities Finance Corp. Retirement Facilities Revenue Bonds, Series B, Buckner Retirement Services, 5.00%, 11/15/46	4,000	3,914

Texas State Private Activity Bond Surface Transportation Corp. Revenue Refunding Bonds, LBJ Infrastructure Group, 4.00%, 6/30/40	500	472

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   208   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Texas – 7.6% continued

Texas State Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Bonds (AMT), Blueridge Transportation, 5.00%, 12/31/45	$1,250	$1,255

		29,273

Utah – 2.4%

Black Desert Public Infrastructure District Senior G.O. Limited Bonds, Series A, 4.00%, 3/1/51	2,500	1,881

Downtown East Streetcar Sewer Public Infrastructure District Senior Lien G.O. Limited Bonds, Series A, 5.75%, 3/1/42	1,000	1,009

6.00%, 3/1/53	1,000	1,005

Uipa Crossroads Public Infrastructure District Utility Tax Allocation Bonds, 4.38%, 6/1/52	2,000	1,696

Utah Infrastructure Agency Tax-Exempt Telecommunications Revenue Bonds, 4.00%, 10/15/42	1,000	809

3.00%, 10/15/45	1,000	630

Utah Infrastructure Agency Telecommunications Revenue Bonds, 5.00%, 10/15/46	1,500	1,411

Utah State Charter School Finance Authority Charter School Revenue Bonds, Mountain West Montessori Academy, 5.00%, 6/15/49	825	753

		9,194

Virgin Islands, U.S. – 1.3%

Matching Fund Special Purpose Securitization Corp. Revenue Refunding Bonds, Series A, 5.00%, 10/1/39	5,000	4,892

Virginia – 1.6%

Virginia College Building Authority Educational Facilities Revenue Refunding Bonds, Regent University Project, 3.00%, 6/1/41	400	293

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Virginia – 1.6% continued

Virginia Small Business Financing Authority Private Activity Senior Revenue Bonds (AMT), Transform 66-P3 Project, 5.00%, 6/30/27(9)	$1,000	$985

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project, Green Bonds, 5.25%, 7/1/35	270	267

5.00%, 7/1/45	2,515	2,376

Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), 95 Express, 4.00%, 1/1/48	500	433

Virginia State Small Business Financing Authority Solid Waste Disposal Facilities Revenue Bonds (AMT), Covanta Project, 5.00%, 7/1/38(5) (6) (7)	1,000	912

West Falls Community Development Authority Revenue Bonds, Series A, 5.38%, 9/1/52	1,000	999

		6,265

Washington – 1.0%

Washington State Housing Finance Commission Nonprofit Housing Revenue Refunding Bonds, The Hearthstone Project, 5.00%, 7/1/48(1)	525	386

5.00%, 7/1/53(1)	500	358

Washington State Housing Finance Commission Nonprofit Revenue Bonds, Series A, Spokane International Academy Project, 5.00%, 7/1/50	710	650

Washington State Housing Finance Commission Revenue Bonds, Rockwood Retirement Communities Project, 5.00%, 1/1/55	2,000	1,414

Washington State Housing Finance Commission Revenue Bonds, Series A, Transforming Age Project, 5.00%, 1/1/55	1,000	725

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   209   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Washington – 1.0% continued

Washington State Housing Finance Commission Social Certificate Revenue Bonds, Series A-1, 3.50%, 12/20/35	$487	$456

		3,989

West Virginia – 1.3%

South Charleston Special District Excise Tax Revenue Refunding Bonds, South Charleston Park Place, 4.50%, 6/1/50	1,500	1,152

West Virginia State EDA Solid Waste Disposal Facilities Variable Revenue Bonds (AMT), Senior-Arch Resources, 5.00%, 7/1/25(5) (6) (7)	1,000	999

West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, Cabell Huntington Hospital, 5.00%, 1/1/43	3,000	3,010

		5,161

Wisconsin – 7.7%

Gillett Solid Waste Disposal Revenue Bonds (AMT), North LLC Renewable, 5.50%, 12/1/32(1)	1,500	1,232

PFA Charter School Revenue Bonds, Coral Academy of Science Reno, 5.88%, 6/1/52(1)	580	567

PFA Charter School Revenue Bonds, Freedom Classical Academy, Inc., 5.00%, 1/1/56(1)	1,000	841

PFA Charter School Revenue Bonds, Series A, Eno River Project, 5.00%, 6/15/54(1)	1,375	1,223

PFA Education Revenue Bonds, Guildford Preparatory Academy, 5.00%, 4/1/47(1)	500	432

5.00%, 4/1/57(1)	1,000	831

PFA Education Revenue Bonds, North Carolina Leadership Academy, 5.00%, 6/15/49(1)	520	462

PFA Education Revenue Bonds, The Franklin School of Innovation, 5.00%, 1/1/42(1)	600	550

5.00%, 1/1/57	1,000	852

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Wisconsin – 7.7% continued

PFA Education Revenue Bonds, Uwharrie Charter Academy Project, 5.00%, 6/15/52	$1,000	$874

PFA Educational Facilities Revenue Bonds, Charter Day School, Inc., Project, 5.00%, 12/1/55	2,500	2,009

PFA Educational Facilities Revenue Bonds, Series A, Kipp Charlotte, Inc., 5.00%, 10/15/50(1)	1,000	930

PFA Educational Facility Revenue Refunding Bonds, Estancia Valley Classical, 4.25%, 7/1/51(1)	1,345	965

PFA Educational Facility Revenue Refunding Bonds, Lenoir Rhyne University, 5.13%, 4/1/52	1,000	967

PFA Educational Facility Revenue Refunding Bonds, Queens University of Charlotte, 4.75%, 3/1/52	1,000	915

PFA Hotel Senior Lien Revenue Bonds, Grand Hyatt San Antonio Project, 5.00%, 2/1/52	1,000	1,000

PFA Retirement Facilities First Mortgage Revenue Bonds, Series A, 5.25%, 3/1/55(1)	1,000	853

PFA Retirement Facilities Revenue Refunding Bonds, Friend’s Homes, 5.00%, 9/1/54	1,500	1,289

PFA Revenue Bonds, College Achieve Central Charter School, 5.00%, 6/15/51(1)	1,500	1,319

PFA Revenue Bonds, Series A, Viticus Group Project, 4.25%, 12/1/51(1)	2,805	2,178

PFA Revenue Bonds, Texas Biomedical Research Institute, 3.00%, 6/1/48	1,000	681

PFA Revenue Refunding Bonds, Roseman University of Health, 4.00%, 4/1/52	1,255	938

PFA Revenue Refunding Bonds, Ultimate Medical Academy, 5.00%, 10/1/34	1,000	971

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   210   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 96.6% continued

Wisconsin – 7.7% continued

PFA Senior Revenue Bonds (AMT), Fargo-Moorhead Metropolitan Area Flood Risk Management Project, Green Bonds, 4.00%, 9/30/51	$1,500	$1,235

PFA Special Facility Revenue Bonds (AMT), Sky Harbour Capital LLC AV, 4.25%, 7/1/54	1,500	1,103

PFA Student Housing Revenue Bonds, NC A&T Real Estate Foundation, LLC Project, 5.00%, 6/1/49	1,000	925

PFA Student Housing Sustainability Revenue Bonds, University of Hawaii Foundation Project, 4.00%, 7/1/61	500	360

PFA Student Housing Taxable Sustainability Revenue Bonds, University of Hawaii Foundation Project, 5.35%, 7/1/40	600	504

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Hope Christian Schools, 4.00%, 12/1/51	850	596

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Oakwood Lutheran Senior, 4.00%, 1/1/57	2,000	1,366

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, St. Camillus Health System, 5.00%, 11/1/46	1,000	807

		29,775

Wyoming – 0.7%

Campbell County Solid Waste Facilities Revenue Refunding Bonds, Basin Electric Power Cooperative, 3.63%, 7/15/39	3,000	2,723

Total Municipal Bonds

(Cost $445,492)		372,277

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(10) (11)	4,883,737	$4,884

Total Investment Companies

(Cost $4,884)		4,884

Total Investments – 98.4%

(Cost $452,853)		379,299

Other Assets less Liabilities – 1.6%		6,140

NET ASSETS – 100.0%		$385,439

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of these restricted illiquid securities amounted to approximately $4,772,000 or 1.2% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project, 5.63%, 7/1/48	11/8/18	$1,993

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center, 6.75%, 1/1/35	6/21/17	2,917

Benloch Ranch Improvement Association No. 2, 10.00%, 12/1/51	3/22/22	977

Illinois State Finance Authority Revenue Refunding Bonds, Friendship Village Schaumburg, 5.13%, 2/15/45	9/9/19	1,480

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(5)	Maturity date represents the puttable date.
(6)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(7)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(8)	Maturity date represents the prerefunded date.
(9)	Perpetual bond. Maturity date represents next call date.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(11)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMT - Alternative Minimum Tax

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   211   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued	MARCH 31, 2023

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

EDA - Economic Development Authority

G.O. - General Obligation

HUD - Housing and Urban Development

IDA - Industrial Development Authority

IDB - Industrial Development Board

MFH - Multi-Family Housing

NCCD - National Campus and Community Development Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

Q-SBLF - Qualified School Bond Loan Fund

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	0.5%

Municipal Bonds	96.6%

Investment Companies	1.3%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds:

Consumer Services	$ —	$1,396	$ —	$1,396

Real Estate Owners & Developers	—	—	742	742
Total Corporate Bonds	—	1,396	742	2,138

Municipal Bonds(1)	—	372,277	—	372,277

Investment Companies	4,884	—	—	4,884

Total Investments	$4,884	$373,673	$742	$379,299
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   212   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 0.4%

Engineering & Construction – 0.1%

Nature Conservancy (The), 1.30%, 7/1/28	$1,350	$1,109

Health Care Facilities & Services – 0.3%

Bon Secours Mercy Health, Inc., 3.46%, 6/1/30	500	451

Seattle Children’s Hospital, 1.21%, 10/1/27	5,000	4,315

		4,766
Total Corporate Bonds
(Cost $6,850)		5,875

MUNICIPAL BONDS – 94.9%

Alabama – 1.0%

Alabama State Corrections Institution Finance Authority Revenue Bonds, 5.00%, 7/1/35	2,900	3,327

Black Belt Energy Gas District Revenue Bonds, Series A, Gas Project No. 8, 4.00%, 12/1/29(1) (2) (3)	7,500	7,270

Southeast Energy Authority Revenue Bonds, A Cooperative District Commodity Supply Project No. 2, Series B, 4.00%, 12/1/31(1) (2) (3)	5,000	4,859

		15,456

Alaska – 1.0%

Alaska State Housing Finance Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/30	5,000	5,443

Alaska State Housing Finance Corp. Revenue Refunding Bonds, State Capital, Prerefunded, 4.00%, 6/1/25(4)	1,445	1,491

Alaska State Housing Finance Corp. Revenue Refunding Bonds, State Capital, Unrefunded Balance, 4.00%, 6/1/36	3,555	3,568

Anchorage Electric Utility Senior Lien Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 12/1/24(4)	5,000	5,194

		15,696

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Arizona – 3.0%

Arizona State IDA Education Revenue Bonds, Series A-Social, Macombs Facility Project, 4.00%, 7/1/36	$315	$299

4.00%, 7/1/41	800	714

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds, 4.00%, 11/1/46	1,000	905

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/25	10,000	10,290

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/28	12,000	12,344

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, School Improvement Project of 2011 & 2017, 5.00%, 7/1/35	1,775	1,927

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project, 5.00%, 7/1/47	1,500	1,590

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 4.00%, 1/1/36	180	183

Maricopa County Special Health Care District G.O. Unlimited Bonds, 4.00%, 7/1/38	2,500	2,523

Maricopa County Unified School District No. 69 Paradise Valley School Improvement Project 2015 G.O. Unlimited Bonds, Series C, 5.00%, 7/1/26	1,500	1,625

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds, 4.00%, 7/1/44	1,000	991

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Bonds, 5.00%, 7/1/40	3,165	3,602

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   213   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Arizona – 3.0% continued

Phoenix Civic Improvement Corp. Junior Lien Airport Revenue Bonds, Series B (AMT), 3.25%, 7/1/49	$2,000	$1,560

Phoenix Civic Improvement Corp. Wastewater System Junior Lien Revenue Refunding Bonds, 5.00%, 7/1/30	2,000	2,161

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/1/35	5,000	5,216

		45,930

Arkansas – 0.3%

Little Rock School District G.O. Limited Refunding Bonds, Series A (AGM Insured State Aid Withholding), 2.00%, 2/1/34	4,000	3,458

2.25%, 2/1/41	1,485	1,121

		4,579

California – 8.4%

Anaheim Housing & Public Improvements Authority Revenue Refunding Bonds, Electric Utility Distribution System, 5.00%, 10/1/34	1,250	1,385

5.00%, 10/1/52	5,000	5,284

Burbank Unified School District G.O. Unlimited Convertible CABS, Series A, Prerefunded, (Step to 5.00% on 8/1/23), 0.00%, 2/1/25(4) (5)	3,500	3,595

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1, 4.00%, 8/1/31(1) (2) (3)	15,000	14,803

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds, 4.00%, 12/1/27(1) (2) (3)	5,000	4,988

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates, 3.50%, 11/20/35	3,397	3,235

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

California – 8.4% continued

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-2, Class A Social Certificates (FHLMC Insured), 3.75%, 3/25/35	$4,909	$4,869

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80

California State G.O. Unlimited Various Purpose Refunding Bonds, 5.00%, 4/1/33	5,000	5,748

5.00%, 4/1/33	9,000	9,185

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election, (Step to 6.63% on 8/1/26), 0.00%, 8/1/35(5)	11,850	12,913

Glendale Electric Works Revenue Bonds, 5.00%, 2/1/43	5,000	5,027

Los Angeles California Department of Airports Subordinate Revenue Bonds, Series C (AMT), 5.00%, 5/15/32	1,000	1,071

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, Prerefunded, 5.00%, 8/1/24(4)	10,000	10,327

Los Angeles County Development Authority General Revenue Refunding Bonds, 4.00%, 9/1/39	1,410	1,438

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/35	600	625

Los Angeles Department of Airports Revenue Bonds (AMT), Los Angeles International, 5.00%, 5/15/26	2,500	2,506

Los Angeles Department of Airports Subordinate Revenue Bonds, Los Angeles International, 5.00%, 5/15/34	4,135	4,146

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   214   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

California – 8.4% continued

Los Angeles Department of Airports Subordinate Revenue Bonds, Series C (AMT), 5.00%, 5/15/35	$10,000	$10,593

Sacramento County Airport System Revenue Refunding Bonds, Series C (AMT), 5.00%, 7/1/35	6,000	6,424

San Francisco California City & County Airport Commission International Revenue Refunding Bonds, Series H (AMT), 5.00%, 5/1/27	5,000	5,361

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/35	3,500	3,791

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT), 5.00%, 5/1/39	2,355	2,490

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/1/30	5,000	5,583

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 4.00%, 11/1/33	2,500	2,564

Santa Clara Valley Water District COPS, Series C, 5.00%, 6/1/24	650	669

		128,700

Colorado – 3.9%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.25%, 12/1/40	4,775	5,119

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded, 5.25%, 12/1/26(4)	225	248

Arvada Sales & Use TRB, 5.00%, 12/1/31	3,000	3,417

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Colorado – 3.9% continued

Colorado State COPS, Series A, 4.00%, 12/15/36	$5,000	$5,132

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt, 4.00%, 11/15/41	1,000	984

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health, 5.00%, 8/1/34	1,000	1,084

Colorado State Health Facilities Authority Revenue Refunding Bonds, Intermountain Healthcare, 5.00%, 5/15/32	2,000	2,407

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B, 5.00%, 12/1/42	1,000	1,067

Denver City & County Airport Revenue Bonds, Series A (AMT), 5.00%, 11/15/32	10,000	11,506

5.50%, 11/15/35	10,000	11,689

Denver City & County Airport System Subordinate Revenue Bonds, Series B, 5.25%, 11/15/28	1,500	1,523

5.25%, 11/15/29	1,740	1,766

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A, 5.00%, 12/1/43	3,000	3,113

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series B, 5.00%, 12/1/43	5,000	5,305

Denver City & County Dedicated TRB, Series A-1, 5.00%, 8/1/48	2,750	2,854

Larimer & Weld Counties School District No. RE-5J G.O. Unlimited Bonds (State Aid Withholding), 4.00%, 12/1/34	1,850	1,967

		59,181

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   215   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Connecticut – 1.4%

Connecticut State G.O. Unlimited Bonds, Series 2021 A, 3.00%, 1/15/33	$5,005	$4,954

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, 5.00%, 9/1/31	1,000	1,032

5.00%, 7/1/39	875	995

Connecticut State Special Tax Obligation Revenue Bonds, Series B, 5.00%, 10/1/35	5,000	5,555

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	8,000	8,612

		21,148

District of Columbia – 1.6%

District of Columbia G.O. Unlimited Bonds, Series C, 5.00%, 6/1/34	2,500	2,565

District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Revenue Refunding Bonds, Series C, Prerefunded, 5.00%, 10/1/24(4)	5,000	5,181

Metropolitan Washington Airports Authority System Revenue Refunding Bonds (AMT), 5.00%, 10/1/30	2,630	2,818

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	3,000	3,018

5.00%, 10/1/30	2,500	2,812

5.00%, 10/1/43	2,000	2,074

Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/1/38	3,000	3,212

5.00%, 7/1/43	2,000	2,120

		23,800

Florida – 3.7%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/37	1,500	1,563

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Florida – 3.7% continued

Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/1/30	$2,000	$2,202

Central Florida Expressway Authority Senior Lien Revenue Refunding Bonds, Series B, 4.00%, 7/1/35	6,500	6,595

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project, 5.00%, 4/1/48	2,000	2,059

Florida State Atlantic University Finance Corp. Capital Improvement Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	2,000	2,190

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series E, 5.00%, 6/1/26	2,095	2,217

Florida State Municipal Power Agency Revenue Refunding Bonds, Series A, 5.00%, 10/1/31	1,000	1,067

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation, 4.50%, 7/1/43	5,000	5,022

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,528

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, Prerefunded, 5.00%, 10/1/24(4)	4,000	4,145

Lee County Airport Revenue Bonds, Series B (AMT), 5.00%, 10/1/31	1,840	2,069

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/27	1,320	1,345

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	650	663

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   216   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Florida – 3.7% continued

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-1 (AGM Insured) (AMT), 4.00%, 10/1/45	$2,325	$2,236

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-2 (AGM Insured), 3.00%, 10/1/50	11,430	8,457

Miami-Dade County Water & Sewer System Revenue Bonds, Series A, 4.00%, 10/1/37	2,500	2,529

Orlando Utilities Commission Utility System Revenue Bonds, Series B, 1.25%, 10/1/28(1) (2) (3)	1,000	867

Pasco County School Board COPS, Series A (BAM Insured), 5.00%, 8/1/43	5,000	5,437

South Broward Hospital District Revenue Refunding Bonds, Series A, 4.00%, 5/1/44	4,000	3,930

		57,121

Georgia – 3.8%

Atlanta Airport Passenger Facility Charge Subordinate Revenue Bonds, 5.00%, 7/1/37	5,000	5,538

Atlanta Airport Revenue Bonds, Series A, 4.00%, 7/1/49	2,500	2,456

Burke County Development Authority PCR Bonds, Go Power Company Plant Vogtle Project-FIF, 2.20%, 10/1/32	650	529

Downtown Savannah Authority Revenue Bonds, Chatham County Judicial Complex, 5.00%, 6/1/32	1,250	1,344

Georgia State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/31	10,965	12,430

4.00%, 7/1/36	5,000	5,259

Gwinnett County School District G.O. Unlimited Bonds, Series A, 1.75%, 8/1/25	9,700	9,434

Main Street Natural Gas Inc., Gas Supply Revenue Bonds, Series B, 5.00%, 3/1/30(1) (2) (3)	5,000	5,292

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Georgia – 3.8% continued

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 4.00%, 9/1/27(1) (2) (3)	$10,000	$9,997

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.50%, 7/1/60	2,500	2,538

Paulding County Hospital Authority Revenue Refunding Bonds, Wellstar Health System, Inc., 5.00%, 4/1/43	1,500	1,564

Walton Industrial Building Authority Revenue Bonds, Walton County Jail Facility Project, 4.00%, 2/1/52	2,500	2,442

		58,823

Hawaii – 1.6%

Hawaii State Airports System Revenue Bonds, Series A (AMT), 5.00%, 7/1/28	1,025	1,111

5.00%, 7/1/30	1,250	1,349

5.00%, 7/1/43	5,000	5,176

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 10/1/35	4,825	5,066

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution, 5.00%, 7/1/27	11,755	12,387

		25,089

Idaho – 0.1%

Idaho State Housing & Finance Association Sales TRB, Transportation Expansion & Mitigation, 5.00%, 8/15/42	1,750	1,967

Illinois – 4.5%

Champaign County Community Unit School District No. 4 G.O. Unlimited Bonds, Series A, 5.00%, 1/1/32	2,300	2,544

Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series A (AMT), 5.50%, 1/1/30	2,025	2,028

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   217   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Illinois – 4.5% continued

Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series B, 5.25%, 1/1/34	$2,500	$2,504

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	5,000	5,181

Cook County Community Consolidated School District No. 34 G.O. Unlimited Bonds, Series A, 2.00%, 12/1/38	5,000	3,707

Cook County Sales Tax Revenue Refunding Bonds, 5.00%, 11/15/33	5,000	5,407

5.25%, 11/15/35	5,000	5,404

Cook Kane Lake & Mchenry Counties Community College District No. 512 G.O. Unlimited Bonds, 4.00%, 12/15/30	5,000	5,332

Illinois Finance Authority Revenue Refunding Bonds, Series A, University of Chicago, 5.00%, 10/1/31	4,150	4,976

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign, 5.00%, 10/1/44	1,030	1,073

Illinois State Finance Authority Revenue Bonds, Township High School District, 4.00%, 12/1/32	1,940	2,056

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,955	1,988

Illinois State Finance Authority Variable Revenue Bonds, Series B, The Carle Foundation, 5.00%, 8/15/31(1) (2) (3)	3,850	4,345

Illinois State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 3/1/25	4,000	4,145

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	7,000	7,141

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Illinois – 4.5% continued

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B, 5.00%, 1/1/33	$1,720	$1,828

Joliet Waterworks & Sewage Senior Lien Revenue BANS, 5.00%, 1/1/24	2,265	2,289

Lake County Community Consolidated School District No. 41 Lake Villa G.O. Unlimited Bonds (BAM Insured), 4.00%, 11/1/31	1,000	1,079

Lake County Forest Preservation District G.O. Unlimited Refunding Bonds, 2.00%, 12/15/31	1,765	1,609

Regional Transportation Authority Revenue Bonds, Series B (NATL Insured), 5.75%, 6/1/33	2,000	2,412

University of Illinois Revenues Auxiliary Facilities System Revenue Bonds, Series A, 5.00%, 4/1/33	1,885	1,909

		68,957

Indiana – 1.1%

Indiana Finance Authority Wastewater Utility First Lien Revenue Bonds, Series A, CWA Authority, 4.25%, 10/1/44	9,000	9,020

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group, 5.00%, 12/1/40	6,500	6,656

Logansport Renovation School Building Corp. First Mortgage Revenue Bonds (State Intercept Program), 5.00%, 7/15/27	1,025	1,118

		16,794

Iowa – 0.2%

Pefa, Inc., Iowa Gas Project Revenue Bonds, 5.00%, 9/1/26(1) (2) (3)	2,500	2,550

Kansas – 0.3%

Manhattan G.O. Unlimited Temporary Notes, Series 2021-01, 0.20%, 6/15/24	4,875	4,655

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   218   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Kentucky – 5.4%

Carroll County Environmental Facilities Revenue Refunding Bonds (AMT), Kentucky Utilities Company, 2.00%, 2/1/32	$5,250	$4,426

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/1/38	5,000	5,021

Jefferson County School District Finance Corp. School Building Revenue Bonds, Series A (State Intercept Program), 4.00%, 6/1/31	3,935	4,087

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Commonspirit Health, 5.00%, 8/1/34	750	813

5.00%, 8/1/35	550	591

5.00%, 8/1/36	750	798

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1, 4.00%, 8/1/30	6,175	6,067

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series C-1, Gas Supply, 4.00%, 6/1/25(1) (2) (3)	15,000	14,932

Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, Gas Supply, 4.00%, 2/1/28(1) (2) (3)	5,000	4,936

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/1/25(1) (2) (3)	24,725	24,711

Louisville & Jefferson County Metro Government Health System Revenue Refunding Bonds, Norton Healthcare, Inc., 4.00%, 10/1/36	1,315	1,315

Louisville & Jefferson County Metro Government PCR Refunding Bonds (AMT), Gas & Electric, 1.35%, 11/1/27	2,500	2,257

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Kentucky – 5.4% continued

Louisville & Jefferson County Metro Government PCR Refunding Bonds, Gas & Electric, 2.00%, 10/1/33	$14,500	$11,906

Trimble County Pollution Control Variable Revenue Bonds (AMT), Louisville Gas and Electric Co., 1.30%, 9/1/27(1) (2) (3)	1,000	844

		82,704

Louisiana – 2.1%

East Baton Rouge Parish Sewerage Commission Variable Revenue Refunding Bonds, Series A, 1.30%, 2/1/28(1) (2) (3)	2,500	2,131

Lake Charles Harbor & Terminal District Variable Revenue Bonds (AMT), Big Lake Fuels, 1.00%, 12/1/24(1) (2) (3)	7,000	6,623

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project, 2.50%, 4/1/36	7,500	6,217

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project, 5.00%, 5/15/28	400	437

5.00%, 5/15/30	700	777

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	2,925	2,983

Louisiana State Gas & Fuels Tax Second Lien Revenue Refunding Bonds, Series C, 5.00%, 5/1/45	4,000	4,202

Louisiana State Highway Improvement Revenue Bonds, Series A, Prerefunded, 5.00%, 6/15/24(4)	5,390	5,542

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project, 5.00%, 10/1/30	1,505	1,620

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   219   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Louisiana – 2.1% continued

Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp. Project, 2.20%, 7/1/26(1) (2) (3)	$1,000	$939

		31,471

Maine – 0.3%

Maine State Housing Authority Energy Housing & Economic Revenue Fund Revenue Refunding Bonds, Series 1, 5.00%, 6/15/35	3,730	4,293

Maryland – 3.4%

Howard County G.O. Unlimited Refunding Bonds, Series D, 5.00%, 2/15/31	10,000	11,234

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Series 2, 5.00%, 8/1/30	10,000	11,362

Maryland State Department of Transportation Consolidated Revenue Bonds, Series A, 3.00%, 10/1/31	10,000	10,096

3.00%, 10/1/32	5,000	5,040

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 2.50%, 10/1/33	5,000	4,693

Saint Mary’s County G.O. Unlimited Bonds, 5.00%, 8/1/24	500	516

Washington Suburban Sanitary District Consolidated Public Improvement G.O. Unlimited Revenue Bonds, Second Series (County Gtd.), 5.00%, 6/1/37	5,000	5,300

Washington Suburban Sanitary District Revenue Bonds (County Gtd.), 4.00%, 12/1/32	4,205	4,667

		52,908

Massachusetts – 1.4%

Lincoln School G.O. Unlimited Bonds, 3.50%, 3/1/44	2,000	1,835

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A, 0.00%, 7/1/29(6)	3,000	2,453

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Massachusetts – 1.4% continued

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Northeastern University, Series A, 5.00%, 10/1/32	$1,715	$2,016

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System, 5.00%, 7/1/29	1,625	1,781

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A-2, 5.00%, 7/1/39	1,500	1,601

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University, 5.00%, 7/1/29	500	547

Massachusetts State G.O. Limited Bonds, 4.00%, 5/1/40	1,000	1,000

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Mass Institute Technology, 5.50%, 7/1/32	785	999

Massachusetts State Port Authority Revenue Bonds, Series C (AMT), 5.00%, 7/1/30	3,000	3,320

Massachusetts State School Building Authority Senior Lien Sales TRB, Series B, 5.00%, 11/15/39	5,000	5,309

		20,861

Michigan – 2.0%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/27	1,540	1,654

Chippewa Valley Schools G.O. Unlimited Refunding Bonds, Series A (Q-SBLF Insured), 5.00%, 5/1/27	400	424

Grosse Pointe Public School System G.O. Unlimited Bonds, 3.00%, 5/1/34	1,815	1,738

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   220   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Michigan – 2.0% continued

Holt Public Schools G.O. Unlimited Bonds, Series I (Q-SBLF Insured), 3.00%, 5/1/34	$1,175	$1,125

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/29	5,000	5,064

Michigan State Finance Authority Limited Obligation Revenue Refunding Bonds, Lawrence Technology University, 4.00%, 2/1/42	745	616

Michigan State Finance Authority Variable Revenue Refunding Bonds, Mclaren Healthcare, 1.20%, 4/13/28(1) (2) (3)	1,250	1,136

Michigan State G.O. Unlimited Refunding Bonds, Series A, Environmental Program, 1.00%, 12/1/25	1,000	960

Michigan State HDA SFM Revenue Bonds, Series A, Social Bonds, 4.00%, 12/1/37	2,505	2,466

Walled Lake Consolidated School District G.O. Unlimited Bonds (Q-SBLF Insured), 5.00%, 5/1/50	1,635	1,755

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/34	3,400	3,544

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured), 5.00%, 12/1/32	9,690	10,216

		30,698

Minnesota – 0.7%

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A, 4.00%, 12/1/27(1) (2) (3)	10,000	10,123

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A, 5.00%, 10/1/29	1,000	1,034

		11,157

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Mississippi – 0.0%

Mississippi State Business Finance Corp. Revenue Bonds, System Energy Resources, Inc., Project, 2.38%, 6/1/44	$1,000	$644

Missouri – 1.4%

Curators of the University of Missouri System Facilities Revenue Bonds, Series B, 5.00%, 11/1/30	10,015	11,884

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B, 5.00%, 1/1/26	1,480	1,560

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, Mercy Health, 5.00%, 6/1/30	2,500	2,779

Platte County School District No. 3 G.O. Unlimited Bonds, 5.25%, 3/1/34	2,710	3,261

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 0.00%, 3/1/27(6)	2,100	1,870

		21,354

Nebraska – 0.6%

Lancaster County School District No. 1 G.O. Unlimited Refunding Bonds, 5.00%, 1/15/27	3,760	3,967

Omaha Public Power District Electric Revenue Bonds, Series A, 5.00%, 2/1/30	4,740	5,427

		9,394

Nevada – 0.7%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2, 4.25%, 7/1/34	2,500	2,531

Clark County School District G.O. Limited Bonds, Series B (AGM Insured), 5.00%, 6/15/31	1,000	1,138

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   221   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Nevada – 0.7% continued

Clark County School District G.O. Limited Bonds, Various Purpose-Medium Term Project, 3.00%, 6/15/26	$1,265	$1,265

Washoe County School District G.O. Limited Bonds, Series C, School Improvement Bonds (AGM Insured), 3.25%, 10/1/42	6,500	5,660

		10,594

New Jersey – 0.4%

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds, 5.00%, 6/15/28	1,440	1,579

5.00%, 6/15/34	500	552

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.00%, 6/15/34	1,000	1,091

5.25%, 6/15/43	2,500	2,647

		5,869

New Mexico – 0.2%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Senior Lien Revenue Bonds, 4.00%, 7/1/31	1,300	1,406

Central New Mexico Community College G.O. Limited Bonds, Series A, 4.00%, 8/15/28	2,100	2,240

		3,646

New York – 18.1%

New York City Housing Development Corp. MFH Adjustable Revenue Bonds, Sustainable Development, 1.13%, 11/1/24(1) (2) (3)	1,000	962

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood Bonds (FNMA Insured), 2.95%, 2/1/26(1) (2) (3)	4,000	3,985

New York City Housing Development Corp. MFH Sustainable Development Revenue Bonds, 2.75%, 11/1/33	2,870	2,653

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

New York – 18.1% continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014, 5.00%, 6/15/46	$5,000	$5,023

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Series BB, 5.00%, 6/15/49	3,865	4,137

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series CC-1, 5.00%, 6/15/52	7,480	8,152

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD-2 Block 5, 5.00%, 6/15/40	5,000	5,386

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.00%, 6/15/29	3,500	3,731

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/31	4,765	5,012

5.00%, 6/15/39	8,000	8,297

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Sub-Series EE, 4.00%, 6/15/45	10,000	9,873

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Bonds, Series GG, 5.00%, 6/15/50	5,000	5,392

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/43	3,000	3,203

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   222   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

New York – 18.1% continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C-2, 5.00%, 5/1/36	$1,575	$1,721

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/40	2,000	2,149

5.00%, 8/1/42	1,500	1,610

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series A-1, 5.00%, 8/1/44	2,500	2,762

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series B-1, 4.00%, 8/1/45	5,000	4,922

2.50%, 8/1/48	2,500	1,687

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3, 5.00%, 5/1/41	5,000	5,352

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series E-1, 4.00%, 2/1/46	1,500	1,469

4.00%, 2/1/49	10,000	9,686

New York City Transitional Finance Authority Subordinate Taxable Revenue Bonds, Series B-2, 1.55%, 8/1/28	5,000	4,306

New York G.O. Unlimited Bonds, Series A-1, 4.00%, 8/1/50	4,350	4,201

New York G.O. Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/1/39	10,000	10,894

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5	5

New York G.O. Unlimited Bonds, Series E-1, 5.25%, 3/1/34	2,750	3,088

5.00%, 3/1/37	3,700	4,025

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

New York – 18.1% continued

New York G.O. Unlimited Bonds, Series H, 5.00%, 8/1/30	$5,000	$5,036

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program, Unrefunded Balance (AGC State Aid Withholding), 5.25%, 10/1/23	170	170

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, 5.00%, 10/1/31	665	747

5.00%, 10/8/32	575	645

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, 3.50%, 3/15/52	2,500	2,105

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, Education (AMBAC Insured), 5.50%, 3/15/30	7,040	8,471

New York State Dormitory Authority Sales TRB, Series A, Group C, 5.00%, 3/15/44	3,755	3,960

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.25%, 3/15/39	2,000	2,196

4.00%, 3/15/47	4,000	3,894

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 4.00%, 2/15/47	5,000	4,868

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, 3.25%, 3/15/36	3,000	2,892

New York State Dormitory Authority State Personal Income TRB, Series A, Unrefunded Balance, 5.00%, 2/15/43	2,000	2,115

New York State HFA Revenue Bonds, Series F, 1.10%, 11/1/26	1,500	1,369

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   223   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

New York – 18.1% continued

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series K-2 (SonyMA Insured), 1.00%, 11/1/26(1) (2) (3)	$5,250	$4,831

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series M-2 (SonyMA, FHA Insured), 0.75%, 11/1/25	3,000	2,796

New York State Housing Finance Agency Affordable Housing Variable Climate Bond Certified Revenue Bonds (SonyMA Insured), 0.65%, 11/1/25(1) (2) (3)	2,500	2,314

New York State Housing Finance Agency Affordable Housing Variable Sustainability Revenue Bonds, Series J (SonyMA Insured), 1.10%, 5/1/27(1) (2) (3)	8,000	7,271

New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 220, 2.60%, 10/1/39	3,300	2,607

New York State Mortgage Agency Homeowner Revenue Bonds, Series 242, Social Bonds (SonyMA Insured), 3.25%, 10/1/47	5,000	4,087

New York State Mortgage Agency Homeowner Revenue Bonds, Series 244, Social Bonds (SonyMA Insured), 2.75%, 4/1/35	3,150	2,760

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 233, Social Bonds, 2.05%, 4/1/33	3,000	2,526

New York State Thruway Authority Personal Income Tax Revenue Refunding Bonds, Series A, Bidding Group 5, 4.00%, 3/15/51	5,000	4,801

New York State Thruway Authority Personal Income Tax Revenue Refunding Bonds, Series A-1, Group 3, 4.00%, 3/15/45	10,030	9,847

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

New York – 18.1% continued

4.00%, 3/15/46	$3,150	$3,081

3.00%, 3/15/48	5,000	3,925

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), Terminal 4 John F. Kennedy International Airport Project, 4.00%, 12/1/42	500	457

5.00%, 12/1/42	255	264

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/30	350	384

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/31	550	621

New York State Urban Development Corp. General Purpose Personal Income TRB, 5.00%, 3/15/37	5,000	5,463

5.00%, 3/15/40	2,500	2,695

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	1,500	1,501

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax, 3.00%, 3/15/48	5,000	3,976

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT), 5.00%, 9/1/26	1,130	1,160

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	2,000	2,164

5.00%, 9/15/29	5,000	5,405

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 227 (AMT), 2.00%, 10/1/34	1,500	1,212

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   224   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

New York – 18.1% continued

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 277 (AMT), 2.00%, 10/1/32	$12,550	$10,638

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, Prerefunded, 4.00%, 10/15/24(4)	1,000	1,023

5.00%, 10/15/24(4)	5,000	5,187

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, MTA Bridges & Tunnels, 5.00%, 5/15/47	5,000	5,448

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, Series A-1, 5.00%, 5/15/51	5,655	6,082

Triborough Bridge and Tunnel Authority Payroll Mobility Tax Senior Lien Revenue Bonds, MTA Bridges and Tunnels, 5.00%, 5/15/32	5,000	6,076

Troy Capital Resource Corp. Revenue Refunding Bonds, Rensselaer Polytechnic Institute, 5.00%, 9/1/38	1,300	1,387

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,644

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE, 5.00%, 12/15/41	1,000	1,013

		277,797

North Carolina – 1.5%

Charlotte Water & Sewer System Revenue Refunding Bonds, 5.00%, 7/1/31	5,000	5,681

4.00%, 7/1/36	6,790	6,894

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue Refunding Bonds, Series A, Atrium Health, 5.00%, 1/15/35	5,000	5,502

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

North Carolina – 1.5% continued

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Bonds, Series B, Atrium Health, 1.95%, 11/1/29(1) (2) (3)	$4,500	$4,296

		22,373

Ohio – 0.8%

Akron Income Tax Revenue Refunding Bonds, 4.00%, 12/1/32	1,285	1,380

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A, 5.00%, 12/1/29	100	109

4.00%, 12/1/35	300	299

Ohio State Higher Educational Facility Revenue Bonds, Denison University Project, 5.00%, 11/1/39	1,365	1,489

Ohio State Turnpike Commission Revenue Refunding Bonds, Series A, 5.00%, 2/15/28	2,000	2,196

Ohio State University Revenue Bonds, Series A, 5.00%, 12/1/39	5,000	5,144

Ohio State Water Development Authority Water PCR Bonds, Series A, Loan Fund, 5.00%, 12/1/38	1,630	1,838

		12,455

Oregon – 0.8%

Clackamas Community College District G.O. Unlimited Bonds, Series B, 5.00%, 6/15/36	1,600	1,737

Marion and Polk Counties School District No. 24J Salem-Keizer G.O. Unlimited Convertible CABS, Series B (School Board Guaranty Program), 5.00%, 6/15/34	3,000	3,487

Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Project (AGM Insured), 2.50%, 8/15/35	2,500	2,193

Metropolitan Dedicated TRB, Oregon Convention Center Hotel, 5.00%, 6/15/42	2,065	2,211

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   225   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Oregon – 0.8% continued

Salem Hospital Facility Authority Revenue Refunding Bonds, Capital Manor Project, 4.00%, 5/15/30	$190	$180

4.00%, 5/15/31	200	189

4.00%, 5/15/32	160	150

Tri-County Metropolitan Transportation District Sustainability Revenue Bonds, Series A, 5.00%, 9/1/31	1,800	2,164

		12,311

Pennsylvania – 2.6%

Commonwealth Financing Authority Taxable Revenue Bonds, Series A, 3.81%, 6/1/41	2,000	1,739

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds, 5.00%, 6/1/25	1,000	1,042

5.00%, 6/1/26	1,500	1,597

5.00%, 6/1/31	2,000	2,184

Lehigh County IDA Revenue Refunding Bonds, Series A, PPL Electric Utilities Corp. Project, 3.00%, 9/1/29	7,000	7,048

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System, 5.00%, 8/15/29	4,500	5,129

5.00%, 8/15/37	5,000	5,330

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 137, Social Bonds, 2.20%, 10/1/33	2,420	2,066

Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds, Series 136, Social Bonds, 5.00%, 4/1/31	1,845	2,105

Pennsylvania State Turnpike Commission Revenue Bonds, Series A, 5.00%, 12/1/38	5,000	5,108

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Pennsylvania – 2.6% continued

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2, 5.00%, 12/1/37	$5,000	$5,443

Southeastern Transportation Authority Revenue Bonds, Asset Improvement Program, 5.00%, 6/1/36	1,325	1,544

		40,335

Rhode Island – 0.1%

Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds, Series 77-A, Social Bonds, 3.80%, 4/1/33	1,535	1,578

South Carolina – 0.5%

Beaufort-Jasper Water & Sewer Authority South Carolina Waterworks & Sewer System Revenue Bonds, Series A, 5.00%, 3/1/30	1,000	1,148

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC-CR MBIA Insured), 5.38%, 1/1/25	4,690	4,892

SCAGO Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds, 5.00%, 12/1/25	500	523

South Carolina State G.O. Unlimited Bonds, Series A, Clemson University, 5.00%, 4/1/39	1,545	1,797

		8,360

Tennessee – 1.9%

Knox County G.O. Unlimited Bonds, 4.00%, 6/1/28	1,000	1,027

Memphis Sanitary Sewerage System Revenue Refunding Bonds, Series B, 5.00%, 10/1/31	1,000	1,178

Metropolitan Government Nashville & Davidson County G.O. Unlimited & Improvement Bonds, 5.00%, 7/1/29	5,000	5,650

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   226   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Tennessee – 1.9% continued

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Belmont University, 4.00%, 5/1/46	$3,125	$2,954

Tennergy Corp. Gas Revenue Bonds, Series A, 5.00%, 10/1/24(1) (2) (3)	10,000	10,170

4.00%, 9/1/28(1) (2) (3)	5,000	4,925

Tennessee State Energy Acquisition Corp. Gas Revenue Bonds, 4.00%, 11/1/25(1) (2) (3)	2,500	2,498

		28,402

Texas – 5.5%

Central Regional Mobility Authority Senior Lien Revenue Bonds, 5.00%, 1/1/43	1,930	2,020

Clifton Higher Education Finance Corp. Revenue Bonds, Series A, Idea Public Schools, 4.00%, 8/15/37	780	764

Dallas & Fort Worth International Airport Revenue Refunding Bonds, Series B, 5.00%, 11/1/37	2,000	2,282

Dallas Area Rapid Transit Sales Tax Senior Lien Revenue Refunding Bonds, Series B, 5.00%, 12/1/47	10,100	10,985

Forney Independent School District G.O. Unlimited Refunding CABS, Series C, 0.00%, 8/15/39(6)	1,000	490

Frisco Improvement G.O. Limited Refunding Bonds, 5.00%, 2/15/28	5,755	6,128

Harlandale Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 0.75%, 8/15/25(1) (2) (3)	5,000	4,784

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center, 0.90%, 5/15/25(1) (2) (3)	2,500	2,359

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Texas – 5.5% continued

Harris County Cultural Educational Facilities Finance Corp. Revenue Bonds, Series A, Memorial Hermann Health System, Prerefunded, 5.00%, 12/1/24(4)	$3,500	$3,636

Hidalgo County Regional Mobility Authority Toll & Vehicle Registration Senior Lien Revenue Bonds, Series A, 5.00%, 12/1/32	445	472

5.00%, 12/1/33	500	528

5.00%, 12/1/34	1,000	1,047

4.00%, 12/1/41	1,000	898

Little Elm Independent School District Variable G.O. Unlimited Bonds, School Building (PSF, Gtd.), 0.68%, 8/15/25(1) (2) (3)	445	425

Lower Colorado River Authority Junior Lien Revenue Bonds, Seventh Supplemental Series, Escrowed to Maturity (AGM Insured), 4.75%, 1/1/28	2,050	2,174

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/38	3,000	3,191

5.00%, 1/1/39	5,000	5,303

Northside Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 2.00%, 6/1/27(1) (2) (3)	5,000	4,783

Northside Texas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 5.00%, 2/15/30	1,640	1,823

Pasadena Independent School District Variable G.O. Unlimited Bonds, Series B, School Building (PSF, Gtd.), 1.50%, 8/15/24(1) (2) (3)	1,500	1,462

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds, 1.75%, 12/1/25(1) (2) (3)	1,000	960

Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Bonds, Methodist Hospitals of Dallas, 5.00%, 10/1/30	1,000	1,162

5.00%, 10/1/31	1,000	1,178

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   227   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Texas – 5.5% continued

Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds, Series A, Christus Health, 5.00%, 7/1/32(1) (2) (3)	$5,000	$5,660

Texas State A&M University Revenue Refunding Bonds, Series C, 4.00%, 5/15/31	1,655	1,717

Texas State G.O. Unlimited Refunding Bonds, Series B, 2.00%, 8/1/35	1,000	823

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds, 5.00%, 12/15/30	2,750	2,871

5.00%, 12/15/31	2,200	2,306

Texas State Transportation Commission Mobility Fund G.O. Unlimited Refunding Bonds, Prerefunded, 4.00%, 4/1/24(4)	5,000	5,069

5.00%, 4/1/24(4)	1,500	1,535

Texas State Transportation Commission Mobility Variable G.O. Unlimited Bonds, 0.65%, 4/1/26(1) (2) (3)	5,000	4,571

Wylie Independent School District G.O. Unlimited Bonds, Series B, Collin County (PSF, Gtd.), 2.25%, 8/15/41(2) (3)	1,750	1,729

		85,135

Utah – 0.5%

Salt Lake City International Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/46	5,000	5,237

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 6/15/25(4)	2,000	2,113

		7,350

Virginia – 2.2%

Albemarle County EDA Residential Care Facility Revenue Refunding Bonds, Westminster-Canterbury of the Blue Ridge, 4.00%, 6/1/49	1,905	1,554

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Virginia – 2.2% continued

Henrico County G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/31	$3,550	$4,108

Henrico County Water & Sewer System Revenue Bonds, 4.00%, 5/1/46	10,000	10,028

Lynchburg EDA Hospital Revenue Refunding Bonds, Centra Health Obligated Group, 4.00%, 1/1/47	750	712

Roanoke EDA Hospital Variable Revenue Refunding Bonds, Carilion Clinic Obligated Group, 5.00%, 7/1/30(1) (2) (3)	4,425	5,013

Virginia State HDA Revenue Bonds, Series D, 1.60%, 5/1/31	880	756

Virginia State HDA Revenue Bonds, Series K Non-AMT (GNMA, FNMA, FHLMC Insured), 1.95%, 12/1/32	1,440	1,219

Virginia State Public School Authority Special Obligation Prince William County Revenue Bonds (State Aid Withholding), 5.00%, 3/1/30	5,365	6,048

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses, 4.00%, 1/1/45	2,000	1,791

3.38%, 1/1/51	1,000	719

Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River, 3.00%, 1/1/41	1,810	1,403

		33,351

Washington – 3.9%

King County School District No. 401 Highline G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/30	10,000	10,863

Seattle Solid Waste Revenue Refunding & Improvement Bonds, 4.00%, 6/1/31	1,865	1,950

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   228   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Washington – 3.9% continued

Snohomish County G.O. Limited Refunding Bonds, Series A, 5.00%, 12/1/32	$2,870	$3,457

Spokane County School District No. 81 G.O. Unlimited Bonds (School Board Guaranty Program), 4.50%, 12/1/33	11,540	11,842

Washington State G.O. Unlimited Bonds, Series A, Bid Group 2, 5.00%, 8/1/44	7,000	7,772

Washington State G.O. Unlimited Bonds, Series C, 5.00%, 2/1/32	10,000	11,156

Washington State G.O. Unlimited Refunding Bonds, Series D, 4.00%, 7/1/37	5,030	5,245

Washington State G.O. Unlimited Refunding Bonds, Series R-2018C, 5.00%, 8/1/33	4,000	4,398

Washington State Housing Finance Commission Social Certificate Revenue Bonds, Series A-1, 3.50%, 12/20/35	973	912

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	3,000	3,044

		60,639

Wisconsin – 2.0%

PFA Healthcare Facilities Revenue Bonds, Appalachian Regional Healthcare System Obligated, 5.00%, 7/1/40	325	338

5.00%, 7/1/41	375	390

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project, 3.00%, 6/1/45	2,500	1,916

PFA Hospital Taxable Revenue Bonds, Series 2021A, UNC Health Southeastern, 2.35%, 2/1/29	2,000	1,676

Wisconsin State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/32	2,500	2,988

5.00%, 5/1/40	5,000	5,267

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 94.9% continued

Wisconsin – 2.0% continued

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 5/1/24	$3,250	$3,335

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Ascension Health Credit Group, 4.00%, 11/15/36	3,000	3,037

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University, 5.00%, 10/1/28	670	721

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center, 5.00%, 4/1/36	3,875	4,231

4.00%, 4/1/39	5,000	5,006

Wisconsin State Housing & EDA Home Ownership Revenue Refunding Bonds, Series A, 3.00%, 3/1/39	165	154

Wisconsin State Housing & EDA Variable Revenue Refunding Bonds, Series B (HUD Sector 8 Program), 0.50%, 11/1/24(1) (2) (3)	2,000	1,891

		30,950

Wyoming – 0.0%

Laramie County Hospital Revenue Refunding Bonds, Cheyenne Regional Medical Center, 4.00%, 5/1/36	200	205

4.00%, 5/1/38	425	427

		632

Total Municipal Bonds

(Cost $1,544,519)		1,457,707

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(7) (8)	3,749,755	$3,750

Total Investment Companies

(Cost $3,750)		3,750

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   229   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 3.5%

Central Plains Energy Project Gas Project Revenue Bonds, Project No. 4, 5.00%, 1/1/24(1) (2) (3)	$7,500	$7,552

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23(1) (2) (3)	9,755	9,773

Miami-Dade County HFA MFH Variable Revenue Bonds, Platform 3750 II LLC, 0.25%, 8/1/23(1) (2) (3)	2,500	2,469

Miami-Dade County School Board COPS, Series A, Prerefunded, 5.00%, 5/1/23(4)	5,000	5,007

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution State Revolving Funds Revenue Refunding Bonds, Escrowed to Maturity, 5.00%, 7/1/23	125	126

New York State Dormitory Authority State Supported Debt Department of Health Revenue Refunding Bonds, Series A, 5.00%, 7/1/23	645	649

Orange County HFA Multifamily Variable Revenue Bonds, Dunwoodie Place Apartments, 0.20%, 9/1/23(1) (2) (3)	2,200	2,162

Patriots Energy Group Financing Agency South Carolina Gas Supply Revenue Bonds, Series A, 4.00%, 2/1/24(1) (2) (3)	10,000	10,017

Pittsburgh Water & Sewer Authority Revenue Refunding Bonds, Series C (AGM Insured), (Floating, SIFMA Municipal Swap Index Yield + 0.65%), 4.62%, 12/1/23(1) (3)	3,500	3,501

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 1/10/24	470	476

Reedy Creek Improvement District G.O. Limited Bonds, Series A, Prerefunded, 5.25%, 6/1/23(4)	5,000	5,021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 3.5% continued

Texas State A&M University Financing System Revenue Bonds, Series D, Prerefunded, 5.00%, 5/15/23(4)	$5,000	$5,013

Texas State G.O. Unlimited Refunding Bonds, Series A, Transportation Commission, 5.00%, 10/1/23	70	71

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Subseries B-4A-R, (Floating, U.S. SOFR + 0.38%), 3.64%, 2/1/24(1) (3)	1,470	1,459

University of Colorado Enterprise Revenue Bonds, Series A, Prerefunded, 5.00%, 6/1/23(4)	1,000	1,004

Total Short-Term Investments

(Cost $54,315)		54,300

Total Investments – 99.1%

(Cost $1,609,434)		1,521,632

Other Assets less Liabilities – 0.9%		14,120

NET ASSETS – 100.0%		$1,535,752

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	Step coupon bond. Rate as of March 31, 2023 is disclosed.
(6)	Zero coupon bond.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum

Tax BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   230   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Development Authority

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SFM - Single Family Mortgage

SIFMA - Securities Industry and Financial Markets Association

SOFR - Secured Overnight Financing Rate

SonyMA - State of New York Mortgage Agency

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	0.4%

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	94.9%

Investment Companies	0.3%

Short-Term Investments	3.5%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Corporate Bonds(1)	$ —	$5,875	$—	$5,875

Municipal Bonds(1)	—	1,457,707	—	1,457,707

Investment Companies	3,750	—	—	3,750

Short-Term Investments	—	54,300	—	54,300
Total Investments	$3,750	$1,517,882	$—	$1,521,632

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   231   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 93.1%

Alabama – 3.8%

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds,

4.00%, 6/1/24	$400	$401

4.00%, 6/1/25	470	472

Black Belt Energy Gas District Revenue Bonds, Gas Project No.7-S,

4.00%, 12/1/26(1) (2) (3)	2,500	2,468

Black Belt Energy Gas District Revenue Bonds, Series C-1,

5.25%, 6/1/29(1) (2) (3)	3,000	3,160

Black Belt Energy Gas District Revenue Bonds, Series E, Gas Project,

5.00%, 6/1/28(1) (2) (3)	8,000	8,460

Limestone County Water & Sewer Authority Water Revenue Refunding Bonds (BAM Insured), Prerefunded,

5.00%, 12/1/26(4)	3,000	3,285

Lower Gas District Gas Project Revenue Bonds,

4.00%, 12/1/25(1) (2) (3)	1,500	1,487

South East Alabama State Gas Supply District Gas Supply Revenue Bonds, Series C, SIFMA Index-Project No. 1,

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 4.62%, 4/1/24(1) (3)	1,625	1,620

		21,353

Arizona – 1.2%

Arizona State Health Facilities Authority Revenue Refunding Bonds, Scottsdale Lincoln Hospitals Project,

5.00%, 12/1/27	1,355	1,403

Arizona State IDA Revenue Bonds, Lincoln South Beltway Project,

5.00%, 8/1/23	1,250	1,259

Chandler IDA IDR Bonds, Series 1 (AMT), Intel Corp. Project,

5.00%, 9/1/27(1) (2) (3)	2,575	2,698

Maricopa County Unified School District No. 97 G.O. Unlimited Bonds, Deer Valley Improvement Bonds Project of 2019,

5.00%, 7/1/24	1,075	1,107

		6,467

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Arkansas – 0.2%

Bryant School District No. 25 G.O. Limited Refunding Bonds (State Aid Withholding),

1.00%, 2/1/25	$1,070	$1,021

California – 8.7%

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, Prerefunded,

5.00%, 4/1/29(4)	2,000	2,316

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1,

4.00%, 2/1/27	1,125	1,144

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bonds, Series A-1,

4.00%, 2/1/25	1,000	1,009

4.00%, 8/1/28(1) (2) (3)	3,150	3,146

California Community Choice Financing Authority Variable Revenue Bonds, Clean Energy Project, Green Bonds,

5.00%, 10/1/26	630	642

5.00%, 10/1/27	675	689

5.00%, 10/1/28	475	485

5.00%, 10/1/29	650	663

California State G.O. Unlimited Refunding Bonds,

5.00%, 4/1/26	1,570	1,696

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 4/1/33	5,000	5,103

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded,

5.00%, 11/15/25(4)	5,000	5,341

California State Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Series A, Waste Management, Inc.,

4.13%, 10/1/25(1) (2) (3)	1,000	1,006

California State Various Purpose G.O. Unlimited Bonds,

5.00%, 10/1/26	2,605	2,849

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   232   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

California – 8.7% continued

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B-2,

5.00%, 6/1/25	$1,000	$1,057

Glendale Community College District G.O. Unlimited Bonds, Series A, Election of 2016, Prerefunded,

5.00%, 8/1/27(4)	1,750	1,952

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Refunding Bonds, Series A (State Appropriation Insured), Prerefunded,

5.00%, 6/1/25(4)	5,000	5,287

Local Public Schools Funding Authority School Facilities Improvement District No. 2016-1 G.O. Unlimited Bonds, Series B (AGM Insured),

3.00%, 8/1/26	805	814

4.00%, 8/1/28	935	1,003

Los Angeles County Development Authority MFH Variable Revenue Bonds, West Los Angeles VA Campus (HUD Sector 8 Program),

3.38%, 7/1/26(1) (2) (3)	1,000	1,003

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series A,

5.00%, 7/1/27	1,500	1,675

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series E,

5.00%, 7/1/27	1,000	1,117

Los Angeles Department of Water & Power System Revenue Bonds,

4.00%, 7/1/26	1,645	1,733

Los Angeles Unified School District Sustainability G.O. Unlimited Bonds, Series QRR,

5.00%, 7/1/26	2,000	2,174

Metropolitan Water District of Southern California Waterworks Revenue Refunding Bonds, Series A,

5.00%, 10/1/28	2,720	3,135

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

California – 8.7% continued

Santa Clara County G.O. Unlimited Refunding Bonds, Series D, Election of 2008,

5.00%, 8/1/27	$1,010	$1,130

		48,169

Colorado – 2.0%

Arapahoe County School District No. 6 Littleton G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.50%, 12/1/43	3,825	4,293

Colorado Health Facilities Authority Variable Revenue Refunding Bonds, Adventhealth Obligated Group, Prerefunded,

5.00%, 11/19/26(2) (3) (4)	95	104

Colorado Health Facilities Authority Variable Revenue Refunding Bonds, Adventhealth Obligated Group, Unrefunded Balance,

5.00%, 11/19/26(1) (2) (3)	905	965

Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds, Prerefunded,

5.00%, 3/1/27(4)	1,000	1,102

Colorado State Health Facilities Authority Hospital Revenue Bonds, Adventist Health System/Sunbel,

5.00%, 11/20/25(1) (2) (3)	3,000	3,159

Denver City & County Airport Revenue Refunding Bonds, Series C,

5.00%, 11/15/29	1,500	1,736

		11,359

Connecticut – 1.6%

Connecticut State G.O. Unlimited Bonds, Series A,

4.00%, 1/15/28	3,300	3,541

5.00%, 3/15/31	1,000	1,065

Connecticut State G.O. Unlimited Bonds, Series C,

4.00%, 6/1/27	1,000	1,066

Greenwich G.O. Unlimited Bonds,

5.00%, 1/15/26	3,095	3,331

		9,003

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   233   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

District of Columbia – 1.8%

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C,

5.00%, 12/1/25	$4,040	$4,314

Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/26	5,405	5,519

		9,833

Florida – 4.8%

Broward County Airport System Revenue Refunding Bonds, Series B (AMT),

5.00%, 10/1/27	3,500	3,752

Duval County School Board COPS, Series A (AGM Insured),

5.00%, 7/1/26	1,750	1,885

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series C,

5.00%, 6/1/27	3,115	3,453

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/26	1,950	2,113

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series E,

5.00%, 6/1/26	3,110	3,369

Florida State Board of Education Public Education G.O. Unlimited Refunding Bonds, Series B,

5.00%, 6/1/28	5,000	5,665

Jacksonville Special Revenue Refunding Bonds, Series A,

5.00%, 10/1/25	1,500	1,588

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/34	5,000	5,057

		26,882

Georgia – 6.1%

Atlanta Airport Revenue Refunding Bonds, Series A,

5.00%, 7/1/28	1,000	1,127

Atlanta G.O. Unlimited Bonds, Series A-1, Social Bonds,

5.00%, 12/1/26	1,000	1,095

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Georgia – 6.1% continued

Atlanta G.O. Unlimited Bonds, Series A-2,

5.00%, 12/1/26	$1,050	$1,150

Atlanta Water & Wastewater Revenue Refunding Bonds, Prerefunded,

5.00%, 5/1/25(4)	4,650	4,893

Franklin County School District G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 3/1/27	1,750	1,924

Georgia State G.O. Unlimited Bonds, Series A-1,

5.00%, 2/1/26	1,245	1,337

Georgia State G.O. Unlimited Refunding Bonds, Series E,

5.00%, 12/1/27	2,000	2,191

Georgia State Road & Tollway Authority Federal Highway Reimbursement GARVEE Bonds,

5.00%, 6/1/25	1,625	1,711

5.00%, 6/1/26	1,230	1,329

Gwinnett County School District G.O. Unlimited Bonds, Series A,

1.75%, 8/1/25	3,125	3,039

Gwinnett County Water & Sewerage Authority Revenue Refunding Bonds,

4.00%, 8/1/25	2,700	2,796

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/27(1) (2) (3)	2,000	1,999

Main Street Natural Gas, Inc., Gas Supply Variable Revenue Bonds, Series B,

4.00%, 12/2/24(1) (2) (3)	5,000	5,027

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series C,

5.00%, 7/1/26	1,700	1,843

Sandy Springs Public Facilities Authority Revenue Bonds, City Center Project, Prerefunded,

5.00%, 5/1/26(4)	2,000	2,159

		33,620

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   234   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Hawaii – 0.1%

Honolulu City & County G.O. Unlimited Refunding Bonds, Series F,

5.00%, 7/1/26	$725	$786

Illinois – 3.0%

Champaign Coles Et al. Counties Community College District No. 505 G.O. Unlimited Refunding Bonds, Series B, Parkland College,

5.00%, 12/1/24	1,315	1,365

Chicago O’Hare International Airport Senior Lien Revenue Refunding Bonds,

5.00%, 1/1/26	1,000	1,066

Illinois State G.O. Unlimited Bonds, Series B,

5.00%, 10/1/29	3,000	3,342

Illinois State HDA Multifamily Sustainability Revenue Bonds, Series B (FHA Insured, HUD Sector 8 Program),

2.85%, 11/1/25	3,000	2,976

Schaumburg G.O. Unlimited Refunding Bonds, Series A,

4.00%, 12/1/31	8,020	8,037

		16,786

Indiana – 1.6%

Carmel Clay School Building Corp. First Mortgage Revenue Bonds (State Intercept Program),

4.00%, 7/15/25	1,825	1,879

MSD of Washington Township School Building Corp. Revenue Bonds, 2016 Refferendum Projects (State Intercept Program),

5.00%, 1/15/26	2,040	2,177

5.00%, 1/15/27	1,100	1,202

5.00%, 7/15/27	3,270	3,615

		8,873

Iowa – 0.3%

Ankeny Community School District G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/25	1,815	1,907

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Kansas – 2.0%

Kansas Department of Transportation Highway Revenue Bonds,

5.00%, 9/1/33	$2,240	$2,363

Manhattan G.O. Unlimited Bonds, Series 01,

1.88%, 6/15/23	1,355	1,352

Manhattan G.O. Unlimited Temporary Notes, Series 2020-03,

0.75%, 6/15/24	5,525	5,392

Scott County Unified School District No. 466 G.O. Unlimited Bonds, Series A, Prerefunded,

5.00%, 9/1/25(4)	1,000	1,059

Wichita G.O. Unlimited Bonds, Series 811,

3.00%, 6/1/27	1,185	1,186

		11,352

Kentucky – 2.1%

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply,

4.00%, 1/1/25(1) (2) (3)	8,725	8,720

Louisville Regional Airport Authority Airplort System Revenue Refunding Bonds, Series A (AMT),

5.00%, 7/1/25	2,990	3,043

		11,763

Louisiana – 0.8%

Louisiana Public Facilities Authority Revenue Refunding Bonds, Tulane University, Escrowed to Maturity,

5.00%, 4/1/26	270	289

Louisiana State Local Government Environmental Facilities & Community Development Authority Insurance Revenue Bonds, Louisiana Insurance Guaranty Association,

5.00%, 8/15/26	1,500	1,611

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, LCTCS Act 360 Project (BAM Insured),

5.00%, 10/1/25	2,495	2,629

		4,529

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   235   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Maryland –1.6%

Maryland State G.O. Unlimited Bonds, First Series,

5.00%, 6/1/26	$3,000	$3,091

Maryland State G.O. Unlimited Refunding Bonds, Series B,

5.00%, 8/1/26	2,435	2,648

Montgomery County G.O. Unlimited Refunding Bonds, Series D,

4.00%, 11/1/29	2,925	3,132

		8,871

Massachusetts – 5.9%

Brookline G.O. Limited Bonds,

5.00%, 3/15/26	1,905	2,058

Massachusetts State Bay Transportation Authority Sales Tax Subordinate Revenue BANS, Sustainability Bonds,

4.00%, 5/1/25	1,500	1,546

Massachusetts State Clean Water Trust Revenue Bonds, Series 22, Green Bonds,

5.00%, 8/1/27	2,000	2,230

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University Issue,

5.00%, 10/15/26	2,000	2,183

Massachusetts State G.O. Limited Refunding Bonds, Series A,

5.00%, 9/1/27	5,000	5,582

Massachusetts State G.O. Limited Refunding Bonds, Series B,

5.00%, 7/1/25	1,810	1,913

5.00%, 7/1/26	1,040	1,129

Massachusetts State HFA Sustainability Revenue Bonds, Series A-2 (HUD Sector 8 Program),

0.45%, 12/1/24	725	693

Massachusetts State School Building Authority Sales Tax Subordinate Revenue Bonds, Series A, Prerefunded,

5.00%, 2/15/26(4)	2,500	2,684

Massachusetts State Transportation Fund Rail Enhancement Program Revenue Bonds, Series A,

5.00%, 6/1/28	4,500	4,749

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Massachusetts – 5.9% continued

Massachusetts State Water Resources Authority Revenue Refunding Bonds, Series C, Green Bonds, Escrowed to Maturity,

5.00%, 8/1/25	$165	$174

Massachusetts State Water Resources Authority Revenue Refunding Bonds, Series C, Green Bonds, Unrefunded Balance,

5.00%, 8/1/25	835	884

MWRA General Revenue Refunding Bonds, Series C, Green Bonds, Prerefunded,

5.00%, 8/1/26(4)	3,340	3,639

University Of Massachusetts Building Authority Revenue Refunding Bonds, Series 2,

5.00%, 11/1/29	3,370	3,567

		33,031

Michigan – 1.8%

Brandon School District G.O. Unlimited Refunding Bonds, Series A (Q-SBLF Insured), Prerefunded,

5.00%, 5/1/25(4)	1,100	1,156

Michigan State Finance Authority Adjustable Revenue Refunding Bonds, Trinity Health,

5.00%, 2/1/25(1) (2) (3)	3,000	3,117

Michigan State Finance Authority Revenue Refunding Bonds, Ascension Health Credit Group,

4.00%, 7/1/24(1) (2) (3)	5,000	5,055

Michigan State HDA Rental Housing Revenue Bonds, Series A,

3.38%, 10/1/26	465	474

		9,802

Minnesota – 2.3%

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A,

4.00%, 12/1/27(1) (2) (3)	2,000	2,025

Minnesota State G.O. Unlimited Bonds, Series A,

5.00%, 8/1/27	1,020	1,137

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   236   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Minnesota – 2.3% continued

Minnesota State G.O. Unlimited Bonds, Series A, Bidding Group 1,

5.00%, 9/1/27	$6,000	$6,701

Minnesota State G.O. Unlimited Refunding Bonds, Series D,

5.00%, 10/1/26	2,710	2,960

		12,823

Missouri – 1.7%

Columbia School District G.O. Unlimited Refunding Bonds,

5.00%, 3/1/26	2,825	2,955

Curators of the University of Missouri

System Facilities Revenue Refunding Bonds, Series A,

5.00%, 11/1/26	2,320	2,408

Fort Zumwalt School District G.O. Unlimited Refunding Bonds (State Aid Direct Deposit Program),

4.00%, 3/1/24	1,480	1,497

Kansas City IDA Airport Special Obligation Revenue Bonds (AMT), Kansas City International,

5.00%, 3/1/25	1,040	1,072

Missouri State Health & Educational Facilities Authority Health Variable Revenue Refunding Bonds, Series B, BJC Health System,

4.00%, 5/1/26(1) (2) (3)	1,500	1,552

		9,484

Nevada – 1.1%

Clark County School District G.O. Limited Bonds, Series A (AGM Insured),

5.00%, 6/15/27	1,000	1,102

Nevada State System of Higher Education University Revenue Bonds, Series B,

5.00%, 7/1/26	5,000	5,023

		6,125

New Jersey – 2.4%

Clifton Board of Education G.O. Unlimited Bonds (AGM School Board Resource Fund Insured),

2.00%, 8/15/26	1,200	1,169

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

New Jersey – 2.4% continued

New Jersey State EDA Revenue Bonds, Series WW, Prerefunded,

5.25%, 6/15/25(4)	$3,500	$3,708

New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction (State Appropriation Insured),

(Floating, SIFMA Municipal Swap Index Yield + 1.60%), 5.57%, 3/1/28(3)	2,500	2,495

New Jersey State EDA Revenue Refunding Bonds, Series BBB, Prerefunded,

5.50%, 12/15/26(4)	2,500	2,780

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds,

5.00%, 6/1/27	2,750	3,030

		13,182

New York – 13.1%

Metropolitan Transportation Authority Revenue Refunding Bonds, Series E, Green Bonds,

5.00%, 11/15/29	2,190	2,382

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Refunding Bonds,

5.00%, 6/15/25	1,535	1,619

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds,

5.00%, 11/1/27	1,000	1,119

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,

5.00%, 2/1/29	3,295	3,360

New York City Transitional Finance Authority Revenue Future Tax Secured Subordinate Revenue Bonds, Series G,

5.00%, 11/1/25	3,620	3,626

New York G.O. Limited Bonds, Series F-4, Fiscal 2015,

5.00%, 12/1/25(1) (2) (3)	3,750	3,910

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   237   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

New York – 13.1% continued

New York G.O. Unlimited Bonds, Series J-10, Fiscal 2008,

5.00%, 8/1/26	$605	$657

New York G.O. Unlimited Bonds, Series J-5, Fiscal 2008,

5.00%, 8/1/28	1,000	1,137

New York G.O. Unlimited Refunding Bonds, Series C,

5.00%, 8/1/27	1,795	1,996

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, General Purpose, Unrefunded Balance,

5.00%, 2/15/28	3,000	3,270

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series E,

5.00%, 3/15/32	5,000	5,307

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Group 2, Unrefunded Balance,

5.00%, 3/15/31	2,000	2,264

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, Escrowed to Maturity,

5.00%, 3/15/24	645	660

New York State HFA Affordable Housing Variable Revenue Bonds, Series F, Sustainability Bonds (SonyMA, FHA Insured),

3.85%, 5/1/27(1) (2) (3)	4,000	4,042

New York State HFA Revenue Bonds, Series E, Sustainability Bonds,

1.10%, 5/1/26	2,500	2,312

New York State HFA Revenue Bonds, Series F,

1.10%, 11/1/26	1,350	1,232

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA Insured),

2.13%, 11/1/23	1,000	995

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series M-2 (SonyMA, FHA Insured),

0.75%, 11/1/25	4,000	3,727

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

New York – 13.1% continued

New York State Housing Finance Agency Affordable Housing Sustainability Variable Revenue Bonds, Series B (SonyMA Insured, HUD Sector 8 Program),

3.60%, 5/1/27(1) (2) (3)	$1,500	$1,505

New York State Liberty Development Corp. Revenue Refunding Bonds, Four World Trade, Green Bonds,

1.20%, 11/15/28	2,000	1,700

New York State Thruway Authority Personal Income Tax Revenue Refunding Bonds, Series A, Bidding Group 1,

5.00%, 3/15/29	5,000	5,754

New York State Urban Development Corp. Personal Income TRB, Series E,

5.00%, 3/15/28	2,175	2,177

5.00%, 3/15/29	2,675	2,678

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax,

5.00%, 9/15/28	5,000	5,701

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, MTA Bridges & Tunnels, Green Bonds,

5.00%, 11/15/25	525	559

5.00%, 11/15/27	1,700	1,900

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Revenue Bonds, MTA Bridges & Tunnels,

5.00%, 5/15/27	5,000	5,525

Utility Debt Securitization Authority Revenue Refunding Restructuring Bonds, Series A,

5.00%, 12/15/27	1,450	1,544

		72,658

North Carolina – 0.4%

Charlotte Water & Sewer System Revenue Refunding Bonds,

5.00%, 7/1/26	2,115	2,296

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   238   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Ohio – 2.0%

Akron Income Tax Revenue Refunding Bonds,

4.00%, 12/1/26	$1,120	$1,173

Columbus G.O. Unlimited Refunding Bonds, Series 1, Various Purpose,

5.00%, 7/1/26	1,300	1,409

Ohio State Highway Capital Improvements G.O. Unlimited Bonds, Series S,

5.00%, 5/1/28	5,085	5,481

Ohio State Infrastructure Improvement G.O. Limited Bonds, Series A,

3.00%, 9/1/27	3,000	3,012

		11,075

Oklahoma – 0.5%

Oklahoma County Finance Authority Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public School,

5.00%, 10/1/25	1,000	1,054

Oklahoma County Independent School District No. 89 G.O. Unlimited Bonds, Series A,

1.00%, 7/1/24	2,000	1,936

		2,990

Oregon – 1.1%

Multnomah County G.O. Limited Bonds,

5.00%, 6/1/28	1,000	1,105

Oregon State G.O. Unlimited Refunding Bonds, Series B,

5.00%, 8/1/33	1,450	1,532

Portland G.O. Limited Bonds, Series A, Transportation Projects,

5.00%, 10/1/27	1,730	1,933

Portland Water System Second Lien Revenue Refunding Bonds,

5.00%, 10/1/27	1,640	1,642

		6,212

Pennsylvania – 1.9%

Delaware Valley Regional Financial Authority Revenue Bonds, Series A,

2.00%, 10/1/29	2,275	2,052

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Pennsylvania – 1.9% continued

Lehigh County IDA Revenue Refunding Bonds, Series A, PPL Electric Utilities Corp. Project,

3.00%, 9/1/29	$3,000	$3,021

Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series B,

5.00%, 12/1/25	425	453

5.00%, 12/1/26	275	300

Pennsylvania State Turnpike Commission Subordinate Revenue Refunding Bonds, Series B,

5.00%, 6/1/24	2,700	2,764

Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series B,

5.00%, 12/1/25	1,700	1,810

		10,400

Tennessee – 1.1%

Gallatin Water & Sewer Revenue Refunding Bonds, Prerefunded,

5.00%, 1/1/25(4)	1,500	1,564

Tennergy Corp. Gas Revenue Bonds, Series A,

5.00%, 10/1/24(1) (2) (3)	4,500	4,576

		6,140

Texas – 7.5%

Austin Water & Wastewater System Revenue Refunding Bonds,

5.00%, 11/15/26	1,000	1,093

Bexar County Certificates of Obligation G.O. Limited Bonds, Series B,

5.00%, 6/15/26	1,125	1,216

Central Regional Mobility Authority Senior Lien Revenue Bonds, Series A, Prerefunded,

5.00%, 7/1/25(4)	1,215	1,280

Central Regional Mobility Authority Subordinate Revenue BANS, Series F,

5.00%, 1/1/25	2,000	2,044

Dallas & Fort Worth International Airport Revenue Refunding Bonds, Series A,

5.00%, 11/1/26	1,500	1,632

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   239   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Texas – 7.5% continued

Dallas County Certificates of Obligation G.O. Limited Bonds,

5.00%, 8/15/25	$1,615	$1,709

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

0.88%, 8/1/25(1) (2) (3)	1,175	1,112

Harlingen Consolidated Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 8/15/26	1,105	1,196

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center,

0.90%, 5/15/25(1) (2) (3)	2,000	1,887

Laredo Public Property Finance Contractual Obligation G.O. Limited Bonds,

5.00%, 2/15/27	800	873

McAllen Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.),

4.00%, 2/15/26	1,000	1,043

North Central Texas State Housing Finance Corp. Variable Revenue Bonds, Bluebonnet Ridge Apartment,

0.38%, 8/1/24(1) (2) (3)	1,750	1,666

Northside Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

1.60%, 8/1/24(1) (2) (3)	1,470	1,434

Northside Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.),

2.00%, 6/1/27(1) (2) (3)	1,000	957

Pecos Barstow Toyah Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 2/15/27	1,000	1,096

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds,

1.13%, 12/1/26(1) (2) (3)	3,500	3,134

2.00%, 12/1/27(1) (2) (3)	3,150	2,984

San Antonio Electric & Gas Revenue Refunding Bonds,

5.00%, 2/1/25	1,350	1,409

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Texas – 7.5% continued

Texas State G.O. Unlimited Refunding Bonds, Series B,

4.00%, 8/1/26	$2,355	$2,437

4.00%, 8/1/27	2,135	2,206

Texas State G.O. Unlimited Refunding Bonds, Transportation Commission Mobility Fund,

5.00%, 10/1/29	5,000	5,295

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,

5.00%, 12/15/26	1,400	1,439

Texas State Public Finance Authority G.O. Unlimited Refunding Bonds,

5.00%, 10/1/26	2,110	2,299

		41,441

Utah – 2.1%

Davis County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty (School Board Guaranty Program),

3.00%, 6/1/28	4,095	4,121

Murray City School District G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 2/1/28	1,685	1,891

Utah County Hospital Revenue Bonds, Series B, IHC Health Services, Inc.,

5.00%, 8/1/24(1) (2) (3)	3,850	3,960

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 6/15/25(4)	1,735	1,833

		11,805

Virginia – 0.8%

Peninsula Ports Authority Coal Terminal Variable Revenue Refunding Bonds, Dominion Terminal Associates Project,

3.80%, 10/1/24(1) (2) (3)	1,000	1,004

Upper Occoquan Sewage Authority Regional Revenue Refunding Bonds, Prerefunded,

5.00%, 7/1/25(4)	3,000	3,172

		4,176

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   240   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Washington – 3.7%

Benton County School District No. 17 Kennewick G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

4.00%, 12/1/28	$1,000	$1,036

Central Puget Sound Regional Transit Authority Sales & Use Tax Improvement Revenue Refunding Bonds, Series S-1, Green Bonds, Prerefunded,

5.00%, 11/1/25(4)	1,000	1,064

Franklin County School District No. 1 Pasco G.O. Unlimited Bonds (School Board Guaranty Program),

4.00%, 12/1/28	1,500	1,503

Franklin County School District No. 1 Pasco G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/26	1,340	1,392

Pierce County School District No. 320 G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

4.00%, 12/1/28	650	661

Pierce County School District No. 83 University Place G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/26	3,205	3,330

Port of Seattle Revenue Refunding Bonds, Series B,

5.00%, 3/1/31	2,800	2,875

Seattle G.O. Limited Refunding Bonds, Series A,

4.00%, 4/1/27	2,775	2,901

Washington State G.O. Unlimited Bonds, Series 2017-A,

5.00%, 8/1/29	2,400	2,597

Washington State G.O. Unlimited Bonds, Series A-1,

5.00%, 8/1/26	1,255	1,325

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-C,

4.00%, 7/1/27	1,840	1,846

		20,530

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.1% continued

Wisconsin – 2.0%

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2021-2,

5.00%, 5/1/27	$6,000	$6,644

Wisconsin State Transportation Revenue Bonds, Series A,

5.00%, 7/1/28	4,000	4,304

		10,948

Total Municipal Bonds

(Cost $528,839)		517,692

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(5) (6)	20,468,304	$20,468

Total Investment Companies

(Cost $20,468)		20,468

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 2.2%

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/23(1) (2) (3)	$5,000	$5,006

Massachusetts State Housing Finance Agency Revenue Notes (GNMA, FNMA, FHLMC Insured),

2.80%, 6/1/23	1,000	1,000

New York City Housing Development Corp. MFH Revenue Bonds, Series L, Sustainable Neighborhood Bonds,

2.75%, 12/29/23(1) (2) (3)	3,000	2,987

Northwest Housing Authority MFH Revenue Bonds, Spring Grove Apartments Project (HUD Sector 8 Program),

0.25%, 10/1/23(1) (2) (3)	1,450	1,422

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   241   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 2.2% continued

Wisconsin State Housing & EDA Variable Revenue Refunding Bonds, Series B (HUD Sector 8 Program),

0.40%, 11/1/23(1) (2) (3)	$2,010	$1,967

Total Short-Term Investments

(Cost $12,471)		12,382

Total Investments – 99.0%

(Cost $561,778)		550,542

Other Assets less Liabilities – 1.0%		5,684

NET ASSETS – 100.0%		$556,226

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

COPS - Certificates of Participation

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GARVEE - Grant Anticipation Revenue Vehicle

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Develoment Authority

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

IDR - Industrial Development Revenue

LCTCS - Louisiana Community and Technical College System

MFH - Multi-Family Housing

MWRA - Massachusetts Water Resources Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SIFMA - Securities Industry and Financial Markets Association

SonyMA - State of New York Mortgage Agency

TRB - Tax Revenue Bonds

VA - Veterans Affairs

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	93.1%

Investment Companies	3.7%

Short-Term Investments	2.2%
(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Municipal Bonds(1)	$—	$517,692	$—	$517,692

Investment Companies	20,468	—	—	20,468

Short-Term Investments	—	12,382	—	12,382

Total Investments	$20,468	$530,074	$—	$550,542
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   242   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

LIMITED TERM U.S. GOVERNMENT FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 0.8% (1)

Fannie Mae – 0.3%

Pool #555649,

7.50%, 10/1/32	$13	$13

Pool #BH9277,

3.50%, 2/1/48	130	123

		136

Freddie Mac – 0.0%

Pool #ZS7735,

2.00%, 1/1/32	3	2

Freddie Mac Gold – 0.3%

Pool #D99701,

3.00%, 11/1/32	165	156

Government National Mortgage Association – 0.2%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	108	99

Government National Mortgage Association I – 0.0%

Pool #676682,

4.50%, 6/15/25	15	15

Pool #782618,

4.50%, 4/15/24	3	3

Pool #783245,

5.00%, 9/15/24	3	3

Pool #783489,

5.00%, 6/15/25	1	1

		22

Total U.S. Government Agencies

(Cost $454)		415

U.S. GOVERNMENT OBLIGATIONS – 97.8%

U.S. Treasury Bonds – 0.9%

6.00%, 2/15/26	470	498

U.S. Treasury Inflation Indexed Notes – 2.1%

0.50%, 4/15/24	141	165

0.13%, 7/15/24	134	166

0.13%, 10/15/24	145	165

0.25%, 1/15/25	135	166

0.38%, 7/15/25	135	167

0.13%, 4/15/26	153	167

0.13%, 4/15/27	166	168

		1,164

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 97.8% continued

U.S. Treasury Notes – 94.8%

0.38%, 4/15/24	$577	$552

2.00%, 4/30/24	554	539

0.25%, 5/15/24	579	552

1.75%, 6/30/24	453	438

1.75%, 7/31/24	1,574	1,520

1.88%, 8/31/24	554	535

0.38%, 9/15/24	579	547

2.13%, 9/30/24	550	533

2.25%, 11/15/24	550	533

4.50%, 11/30/24	11,445	11,490

2.50%, 1/31/25	541	525

2.75%, 2/28/25	538	525

2.88%, 4/30/25	537	524

0.25%, 5/31/25	588	543

2.88%, 5/31/25	285	278

0.25%, 6/30/25	587	541

0.25%, 7/31/25	589	541

2.88%, 7/31/25	532	519

0.25%, 10/31/25	591	539

0.38%, 11/30/25	883	806

2.88%, 11/30/25	158	154

1.63%, 2/15/26	558	525

4.00%, 2/15/26	13,151	13,205

0.50%, 2/28/26	587	534

2.13%, 5/31/26	549	522

1.88%, 6/30/26	550	518

0.63%, 7/31/26	586	529

1.88%, 7/31/26	551	518

0.75%, 8/31/26	582	526

0.88%, 9/30/26	487	441

3.88%, 11/30/27	10,044	10,148

4.00%, 2/29/28	1,400	1,425

		51,625

Total U.S. Government Obligations

(Cost $54,082)		53,287

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 243 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM U.S. GOVERNMENT FUND continued	MARCH 31, 2023

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

4.61%(2) (3)	279,797	$280

Total Investment Companies

(Cost $280)		280

Total Investments – 99.1%

(Cost $54,816)		53,982

Other Assets less Liabilities – 0.9%		491

NET ASSETS – 100.0%		$54,473

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	0.8%

U.S. Government Obligations	97.8%

Investment Companies	0.5%
(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Agencies(1)	$ —	$ 415	$—	$415

U.S. Government Obligations(1)	—	53,287	—	53,287

Investment Companies	280	—	—	280

Total Investments	$280	$53,702	$—	$53,982
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   244   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 1.0%

United States – 1.0%

AES Panama Generation Holdings S.R.L.,

4.38%, 5/31/30 (1)	$200	$172

Hyundai Capital America,

5.50%, 3/30/26 (1)	145	145

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

3.75%, 12/1/31 (1)	120	99

5.50%, 1/15/30 (1)	180	172

New Fortress Energy, Inc.,

6.50%, 9/30/26 (1)	160	147

Resorts World Las Vegas LLC/RWLV Capital, Inc.,

4.63%, 4/16/29 (1)	50	39

4.63%, 4/6/31 (1)	100	74

		848

Total Corporate Bonds

(Cost $864)		848

FOREIGN ISSUER BONDS – 90.9%

Angola – 1.0%

Angolan Government International Bond,

9.50%, 11/12/25 (1)	150	149

8.25%, 5/9/28 (2)	400	354

9.38%, 5/8/48 (2)	400	315

		818

Argentina – 2.0%

Argentine Republic Government International Bond,

1.00%, 7/9/29	194	54

(Step to 0.75% on 7/9/23), 0.50%, 7/9/30 (3)	1,840	533

(Step to 3.63% on 7/9/23), 1.50%, 7/9/35 (3)	703	183

(Step to 4.25% on 7/9/23), 3.88%, 1/9/38 (3)	755	236

(Step to 4.88% on 7/9/29), 3.50%, 7/9/41 (3)	150	42

Genneia S.A.,

8.75%, 9/2/27 (1)	153	147

Pampa Energia S.A.,

7.50%, 1/24/27 (2)	100	89

Transportadora de Gas del Sur S.A.,

6.75%, 5/2/25 (2)	235	212

YPF S.A.,

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Argentina – 2.0% continued

9.00%, 2/12/26 (2)	$92	$90

9.00%, 6/30/29 (2)	120	96

		1,682

Azerbaijan – 0.4%

Republic of Azerbaijan International Bond,

3.50%, 9/1/32 (2)	200	171

Southern Gas Corridor CJSC,

6.88%, 3/24/26 (2)	200	204

		375

Bahrain – 0.5%

Bahrain Government International Bond,

5.63%, 5/18/34 (2)	260	228

7.50%, 9/20/47 (2)	200	181

		409

Brazil – 6.3%

Banco do Estado do Rio Grande do Sul S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.93%), 5.38%, 1/28/31 (1) (4)	75	67

Braskem Netherlands Finance B.V.,

7.25%, 2/13/33 (1)	210	202

Brazil Letras do Tesouro Nacional,

0.00%, 7/1/25 (BRL)(5)	1,790	274

0.00%, 1/1/26 (BRL)(5)	3,199	462

Brazil Notas do Tesouro Nacional, Serie F,

10.00%, 1/1/25 (BRL)	3,600	689

10.00%, 1/1/27 (BRL)	5,140	952

10.00%, 1/1/29 (BRL)	2,950	525

Brazilian Government International Bond,

2.88%, 6/6/25	200	191

8.25%, 1/20/34	78	90

CSN Resources S.A.,

4.63%, 6/10/31 (1)	215	166

Embraer Netherlands Finance B.V.,

6.95%, 1/17/28 (1)	120	121

Gol Finance S.A.,

8.00%, 6/30/26 (2)	200	100

Guara Norte S.a.r.l.,

5.20%, 6/15/34 (1)	182	157

JSM Global S.a.r.l,

4.75%, 10/20/30 (2) (6)	200	41

MC Brazil Downstream Trading S.a.r.l.,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   245   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Brazil – 6.3% continued

7.25%, 6/30/31 (1)	$106	$83

Movida Europe S.A.,

5.25%, 2/8/31 (1)	125	91

MV24 Capital B.V.,

6.75%, 6/1/34 (1)	142	130

Nexa Resources S.A.,

6.50%, 1/18/28 (1)	130	127

Oi S.A.,

10.00%, 7/27/25 (2) (7)	873	66

Raizen Fuels Finance S.A.,

5.30%, 1/20/27 (1)	100	97

Simpar Europe S.A.,

5.20%, 1/26/31 (1)	175	128

Sitios Latinoamerica S.A.B. de C.V.,

5.38%, 4/4/32 (1)	265	237

Suzano Austria GmbH,

6.00%, 1/15/29	200	201

Vale Overseas Ltd.,

6.88%, 11/21/36	135	141

		5,338

Chile – 2.9%

Agrosuper S.A.,

4.60%, 1/20/32 (1)	175	149

Alfa Desarrollo S.p.A.,

4.55%, 9/27/51 (1)	349	255

Bonos de la Tesoreria de la Republica en pesos,

5.00%, 3/1/35 (CLP)	105,000	132

Celulosa Arauco y Constitucion S.A.,

3.88%, 11/2/27	280	257

Chile Government International Bond,

3.10%, 5/7/41	200	150

3.10%, 1/22/61	246	160

Cia Cervecerias Unidas S.A.,

3.35%, 1/19/32 (1)	125	106

Empresa Nacional de Telecomunicaciones S.A.,

4.75%, 8/1/26 (1)	115	111

Enel Chile S.A.,

4.88%, 6/12/28	150	146

Enel Generacion Chile S.A.,

4.25%, 4/15/24	70	68

Inversiones CMPC S.A.,

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Chile – 2.9% continued

4.75%, 9/15/24 (2)	$200	$197

Kenbourne Invest S.A.,

6.88%, 11/26/24 (1)	105	80

4.70%, 1/22/28 (2)	100	58

Sociedad Concesionaria Autopista Central S.A.,

6.22%, 12/15/26 (1)	119	117

Sociedad de Transmision Austral S.A.,

4.00%, 1/27/32 (1)	150	124

Telefonica Moviles Chile S.A.,

3.54%, 11/18/31 (1)	150	120

Transelec S.A.,

4.63%, 7/26/23 (2)	200	199

		2,429

China – 4.0%

Agile Group Holdings Ltd.,

5.75%, 1/2/25 (2)	245	133

Alibaba Group Holding Ltd.,

4.50%, 11/28/34	125	118

BOC Aviation Ltd.,

2.75%, 12/2/23 (2)	200	197

Central China Real Estate Ltd.,

7.25%, 4/24/23 (2)	200	61

7.75%, 5/24/24 (2)	200	44

CFLD Cayman Investment Ltd.,

2.50%, 1/31/31 (1)	413	54

0.00%, 1/31/31 (1) (5)	21	2

China Evergrande Group,

8.25%, 3/23/22 (2) (7) (8)	305	25

7.50%, 6/28/23 (2) (7) (8)	200	16

10.50%, 4/11/24 (2) (7) (8)	200	16

China Government Bond,

3.29%, 10/18/23 (CNH)	520	76

3.02%, 10/22/25 (CNY)	1,040	154

3.27%, 11/19/30 (CNH)	1,200	181

2.75%, 2/17/32 (CNY)	1,780	257

3.72%, 4/12/51 (CNY)	630	99

China Overseas Grand Oceans Finance IV Cayman Ltd.,

2.45%, 2/9/26 (2)	200	174

China SCE Group Holdings Ltd.,

5.95%, 9/29/24 (2)	200	106

CIFI Holdings Group Co. Ltd.,

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   246   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

China – 4.0% continued

5.25%, 5/13/26 (2)	$630	$129

Country Garden Holdings Co. Ltd.,

4.80%, 8/6/30 (2)	200	97

Fantasia Holdings Group Co. Ltd.,

15.00%, 12/18/21 (2) (7)	335	34

7.95%, 7/5/22 (2) (7)	335	34

12.25%, 10/18/22 (2) (7)	200	20

10.88%, 1/9/23 (2) (7)	200	20

Golden Eagle Retail Group Ltd.,

4.63%, 5/21/23 (2)	200	198

Kaisa Group Holdings Ltd.,

8.50%, 6/30/22 (2) (7)	200	24

11.95%, 10/22/22 (2) (7)	200	24

11.50%, 1/30/23 (2) (7)	200	24

10.88%, 7/23/23 (2) (7)	200	24

9.38%, 6/30/24 (2) (7)	200	24

Longfor Group Holdings Ltd.,

3.85%, 1/13/32 (2)	200	139

Prosus N.V.,

4.19%, 1/19/32 (1)	215	183

4.03%, 8/3/50 (1)	100	66

Scenery Journey Ltd.,

11.50%, 10/24/22 (2) (7)	200	17

12.00%, 10/24/23 (2) (7)	200	17

Shimao Group Holdings Ltd.,

4.75%, 7/3/22 (2) (7)	200	29

Sunac China Holdings Ltd.,

7.25%, 6/14/22 (2) (7)	200	47

7.95%, 8/8/22 (2) (7)	200	47

7.95%, 10/11/23 (2) (7)	200	47

Yuzhou Group Holdings Co. Ltd.,

8.50%, 2/4/23 (2) (7)	200	18

9.95%, 6/8/23 (2) (7) (8)	200	18

6.00%, 10/25/23 (2) (7)	250	22

7.38%, 1/13/26 (2) (7)	530	47

6.35%, 1/13/27 (2) (7) (8)	200	18

Zhenro Properties Group Ltd.,

8.00%, 3/6/23 (2) (8)	150	11

14.72%, 5/3/23 (2) (7) (9)	200	14

8.30%, 9/15/23 (2) (7)	200	14

7.88%, 4/14/24 (2) (7)	200	14

7.35%, 2/5/25 (2) (7)	400	28

6.63%, 1/7/26 (2)	200	14

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

China – 4.0% continued

6.70%, 8/4/26 (2) (7)	$200	$14

ZhongAn Online P&C Insurance Co. Ltd.,

3.50%, 3/8/26 (2)	200	163

		3,352

Colombia – 3.0%

AI Candelaria Spain S.A.,

5.75%, 6/15/33 (1)	250	177

Banco GNB Sudameris S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.66%), 7.50%, 4/16/31 (1) (4)	100	74

Banistmo S.A.,

4.25%, 7/31/27 (1)	100	92

Canacol Energy Ltd.,

5.75%, 11/24/28 (1)	80	65

Colombia Government International Bond,

7.38%, 9/18/37	100	96

5.00%, 6/15/45	250	174

Colombian TES,

10.00%, 7/24/24 (COP)	850,000	181

7.50%, 8/26/26 (COP)	274,800	53

5.75%, 11/3/27 (COP)	886,700	154

6.00%, 4/28/28 (COP)	2,113,100	364

7.00%, 3/26/31 (COP)	330,000	55

7.00%, 6/30/32 (COP)	800,000	127

13.25%, 2/9/33 (COP)	551,800	129

7.25%, 10/18/34 (COP)	166,600	26

Ecopetrol S.A.,

5.38%, 6/26/26	225	215

5.88%, 11/2/51	110	74

Empresas Publicas de Medellin ESP,

4.25%, 7/18/29 (1)	100	77

Frontera Energy Corp.,

7.88%, 6/21/28 (1)	90	72

Oleoducto Central S.A.,

4.00%, 7/14/27 (1)	165	141

SierraCol Energy Andina LLC,

6.00%, 6/15/28 (2)	200	154

		2,500

Costa Rica – 0.4%

Costa Rica Government International Bond,

5.63%, 4/30/43 (2)	200	174

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   247   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Costa Rica – 0.4% continued

Liberty Costa Rica Senior Secured Finance,

10.88%, 1/15/31 (1)	$200	$188

		362

Croatia – 0.1%

Croatia Government International Bond,

1.50%, 6/17/31 (EUR)(2)	100	91

Czech Republic – 2.5%

Czech Republic Government Bond,

0.45%, 10/25/23 (CZK)(2)	6,000	269

5.70%, 5/25/24 (CZK)	4,620	214

0.00%, 12/12/24 (CZK)(5)	1,510	64

1.00%, 6/26/26 (CZK)	1,860	76

2.50%, 8/25/28 (CZK)	4,690	194

5.50%, 12/12/28 (CZK)	2,970	142

2.75%, 7/23/29 (CZK)	2,020	83

0.05%, 11/29/29 (CZK)	760	26

0.95%, 5/15/30 (CZK)(2)	90	3

1.75%, 6/23/32 (CZK)	6,730	246

2.00%, 10/13/33 (CZK)	1,900	69

3.50%, 5/30/35 (CZK)	11,700	487

4.20%, 12/4/36 (CZK)(2)	220	10

Energo-Pro AS,

8.50%, 2/4/27 (1)	200	193

		2,076

Dominican Republic – 1.7%

Dominican Republic Central Bank Notes,

13.00%, 12/5/25 (DOP)(2)	13,000	237

13.00%, 1/30/26 (DOP)(1)	3,100	57

Dominican Republic International Bond,

5.50%, 1/27/25 (2)	250	247

5.30%, 1/21/41 (2)	370	288

6.85%, 1/27/45 (2)	300	267

5.88%, 1/30/60 (2)	266	203

Empresa Generadora de Electricidad Haina S.A.,

5.63%, 11/8/28 (1)	200	178

		1,477

Ecuador – 0.3%

Ecuador Government International Bond,

(Step to 3.50% on 7/31/23), 2.50%, 7/31/35 (1) (3)	535	178

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Ecuador – 0.3% continued

(Step to 2.50% on 7/31/23), 1.50%, 7/31/40 (2) (3)	$126	$38

(Step to 2.50% on 7/31/23), 1.50%, 7/31/40 (1) (3)	240	71

		287

Egypt – 1.1%

Egypt Government International Bond,

5.63%, 4/16/30 (EUR)(2)	575	375

8.50%, 1/31/47 (2)	400	233

8.70%, 3/1/49 (2)	200	118

Energean PLC,

6.50%, 4/30/27 (1)	190	173

		899

El Salvador – 0.3%

El Salvador Government International Bond,

6.38%, 1/18/27 (2)	23	13

8.63%, 2/28/29 (2)	299	158

8.25%, 4/10/32	11	6

7.65%, 6/15/35 (2)	66	31

7.12%, 1/20/50 (2)	150	68

		276

Georgia – 0.1%

Silknet JSC,

8.38%, 1/31/27 (1)	100	97

Ghana – 0.8%

Ghana Government International Bond,

7.63%, 5/16/29 (2)	200	71

7.88%, 2/11/35 (2) (7)	600	211

8.95%, 3/26/51 (2) (7)	215	73

Kosmos Energy Ltd.,

7.50%, 3/1/28 (1)	230	187

Tullow Oil PLC,

10.25%, 5/15/26 (1)	225	174

		716

Guatemala – 0.8%

Central American Bottling Corp./CBC Bottling Holdco S.L./Beliv Holdco S.L.,

5.25%, 4/27/29 (1)	250	232

CT Trust,

5.13%, 2/3/32 (1)	185	155

Guatemala Government Bond,

4.50%, 5/3/26 (2)	235	230

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   248   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Guatemala – 0.8% continued

Millicom International Cellular S.A.,

5.13%, 1/15/28 (1)	$86	$76

		693

Hong Kong – 0.8%

AIA Group Ltd.,

5.63%, 10/25/27 (1)	210	219

4.95%, 4/4/33 (1)	200	201

Melco Resorts Finance Ltd.,

5.75%, 7/21/28 (1)	40	34

5.75%, 7/21/28 (2)	225	194

		648

Hungary – 1.2%

Hungary Government Bond,

1.50%, 8/23/23 (HUF)	74,000	202

6.00%, 11/24/23 (HUF)	46,500	126

3.00%, 6/26/24 (HUF)	60,830	155

3.00%, 10/27/27 (HUF)	203,190	442

4.50%, 3/23/28 (HUF)	14,730	34

6.75%, 10/22/28 (HUF)	3,290	8

3.00%, 10/27/38 (HUF)	7,850	12

Hungary Government International Bond,

5.38%, 3/25/24	68	68

		1,047

India – 1.8%

Adani International Container Terminal Pvt Ltd.,

3.00%, 2/16/31 (1)	110	83

Adani Ports & Special Economic Zone Ltd.,

3.10%, 2/2/31 (1)	230	148

Export-Import Bank of India,

5.50%, 1/18/33 (2)	200	199

Greenko Wind Projects Mauritius Ltd.,

5.50%, 4/6/25 (1)	120	113

IIFL Finance Ltd.,

5.88%, 4/20/23 (2)	200	199

Power Finance Corp. Ltd.,

3.75%, 12/6/27 (2)	200	185

Reliance Industries Ltd.,

3.63%, 1/12/52 (1)	150	106

ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries,

4.50%, 7/14/28 (1)	150	126

Shriram Finance Ltd.,

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

India – 1.8% continued

4.40%, 3/13/24 (2)	$200	$193

Vedanta Resources Finance II PLC,

13.88%, 1/21/24 (2)	200	160

		1,512

Indonesia – 7.4%

Freeport Indonesia PT,

4.76%, 4/14/27 (1)	150	146

6.20%, 4/14/52 (1)	200	183

Indofood CBP Sukses Makmur Tbk PT,

3.40%, 6/9/31 (2)	300	251

Indonesia Asahan Aluminium Persero PT,

5.45%, 5/15/30 (2)	200	196

Indonesia Government International Bond,

4.75%, 1/8/26 (2)	200	201

4.55%, 1/11/28	200	200

4.85%, 1/11/33	275	273

8.50%, 10/12/35 (2)	100	130

6.63%, 2/17/37 (2)	650	745

7.75%, 1/17/38 (2)	100	126

Indonesia Treasury Bond,

8.38%, 3/15/24 (IDR)	1,457,000	99

8.13%, 5/15/24 (IDR)	1,087,000	74

6.50%, 6/15/25 (IDR)	1,255,000	84

8.38%, 9/15/26 (IDR)	7,000,000	496

7.00%, 5/15/27 (IDR)	881,000	60

6.38%, 8/15/28 (IDR)	1,273,000	85

9.00%, 3/15/29 (IDR)	220,000	16

8.25%, 5/15/29 (IDR)	1,210,000	88

10.50%, 8/15/30 (IDR)	600,000	49

7.00%, 9/15/30 (IDR)	1,816,000	124

6.50%, 2/15/31 (IDR)	7,000,000	464

7.75%, 4/15/31 (IDR)	655,000	47

8.75%, 5/15/31 (IDR)	5,651,000	424

9.50%, 7/15/31 (IDR)	4,400,000	346

7.00%, 2/15/33 (IDR)	1,167,000	79

8.38%, 3/15/34 (IDR)	1,389,000	103

7.50%, 6/15/35 (IDR)	536,000	37

7.50%, 5/15/38 (IDR)	654,000	46

8.38%, 4/15/39 (IDR)	1,976,000	148

LLPL Capital Pte. Ltd.,

6.88%, 2/4/39 (1)	165	147

Medco Laurel Tree Pte. Ltd.,

6.95%, 11/12/28 (1)	275	243

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   249   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Indonesia – 7.4% continued

Minejesa Capital B.V.,

5.63%, 8/10/37 (2)	$200	$156

Perusahaan Gas Negara Tbk PT,

5.13%, 5/16/24 (1)	240	238

Star Energy Geothermal Darajat II/Star Energy Geothermal Salak,

4.85%, 10/14/38 (2)	200	170

		6,274

Ireland – 0.1%

C&W Senior Financing DAC,

6.88%, 9/15/27 (1)	100	89

Israel – 2.2%

Bank Hapoalim B.M.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.16%), 3.26%, 1/21/32 (4)	200	167

Bank Leumi Le-Israel B.M.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.47%), 7.13%, 7/18/33 (4)	200	195

Delek Overriding Royalty Leviathan Ltd.,

7.49%, 12/30/23	150	149

Energean Israel Finance Ltd.,

4.88%, 3/30/26	200	186

5.88%, 3/30/31	75	66

ICL Group Ltd.,

6.38%, 5/31/38	150	149

Leviathan Bond Ltd.,

6.50%, 6/30/27	100	96

6.75%, 6/30/30	120	112

Teva Pharmaceutical Finance Netherlands III B.V.,

3.15%, 10/1/26	550	498

8.13%, 9/15/31	200	210

		1,828

Ivory Coast – 0.4%

Ivory Coast Government International Bond,

4.88%, 1/30/32 (EUR)(2)	435	361

Kazakhstan – 0.6%

Kazakhstan Government International Bond,

8.05%, 5/20/24 (KZT)(2)	100,000	206

Tengizchevroil Finance Co. International Ltd.,

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Kazakhstan – 0.6% continued

4.00%, 8/15/26 (1)	$125	$110

3.25%, 8/15/30 (2)	220	166

		482

Kuwait – 0.4%

MEGlobal Canada ULC,

5.00%, 5/18/25 (1)	200	198

Nbk Tier 2 Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.11%), 2.50%, 11/24/30 (2) (4)	200	179

		377

Lebanon – 0.1%

Lebanon Government International Bond,

6.38%, 3/9/20 (2) (7)	67	5

5.80%, 4/14/20 (7)	79	5

6.15%, 6/19/20 (7)	102	7

8.25%, 4/12/21 (2) (7)	115	7

6.10%, 10/4/22 (2) (7)	321	21

6.00%, 1/27/23 (2) (7)	50	3

6.60%, 11/27/26 (2) (7)	22	1

6.85%, 3/23/27 (2) (7)	88	6

7.00%, 3/23/32 (2) (7)	33	2

7.05%, 11/2/35 (2) (7)	11	1

7.25%, 3/23/37 (2) (7)	35	2

		60

Macau – 0.9%

MGM China Holdings Ltd.,

5.38%, 5/15/24 (1)	80	78

4.75%, 2/1/27 (1)	110	99

Sands China Ltd.,

5.90%, 8/8/28	215	204

4.88%, 6/18/30	175	155

Studio City Finance Ltd.,

6.00%, 7/15/25 (1)	200	183

		719

Malaysia – 4.0%

Malaysia Government Bond,

3.48%, 6/14/24 (MYR)	901	205

3.90%, 11/30/26 (MYR)	2,363	543

3.90%, 11/16/27 (MYR)	1,834	422

3.73%, 6/15/28 (MYR)	1,600	363

4.50%, 4/30/29 (MYR)	709	166

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   250   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Malaysia – 4.0% continued

3.89%, 8/15/29 (MYR)	$238	$54

4.50%, 4/15/30 (MYR)	182	43

3.58%, 7/15/32 (MYR)	2,375	525

3.83%, 7/5/34 (MYR)	718	159

4.25%, 5/31/35 (MYR)	599	137

4.76%, 4/7/37 (MYR)	187	45

4.70%, 10/15/42 (MYR)	1,100	266

4.92%, 7/6/48 (MYR)	234	57

4.07%, 6/15/50 (MYR)	550	117

Malaysia Government Investment Issue, 3.47%,

10/15/30 (MYR)	253	56

4.19%, 10/7/32 (MYR)	29	7

3.45%, 7/15/36 (MYR)	91	19

Petronas Capital Ltd.,

4.55%, 4/21/50 (2)	200	184

		3,368

Mauritius – 0.2%

Axian Telecom,

7.38%, 2/16/27 (1)	200	181

Mexico – 8.3%

Alsea S.A.B. de C.V.,

7.75%, 12/14/26 (1)	120	117

Banco Mercantil del Norte S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.76%), 8.38%, 10/14/30 (1) (4) (9)	100	93

(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.03%), 6.63%, 1/24/32 (1) (4) (9)	120	97

Braskem Idesa SAPI,

7.45%, 11/15/29 (1)	150	120

Cemex S.A.B. de C.V.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.91%), 9.13%, 3/14/28 (1) (4) (9)	165	165

CIBANCO S.A. Institucion de Banca Multiple Trust CIB,

4.38%, 7/22/31 (1)	150	111

Comision Federal de Electricidad,

8.18%, 12/23/27 (MXN)	750	37

Corp. Inmobiliaria Vesta S.A.B. de C.V.,

3.63%, 5/13/31 (1)	125	101

FEL Energy VI S.a.r.l.,

5.75%, 12/1/40 (2)	185	152

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Mexico – 8.3% continued

Fomento Economico Mexicano S.A.B. de C.V.,

2.88%, 5/10/23	$150	$150

Infraestructura Energetica Nova S.A.P.I. de C.V.,

4.88%, 1/14/48 (1)	300	223

Mexican Bonos,

10.00%, 12/5/24 (MXN)	3,500	193

7.50%, 6/3/27 (MXN)	6,700	353

8.50%, 5/31/29 (MXN)	7,600	415

7.75%, 5/29/31 (MXN)	8,670	452

7.75%, 11/23/34 (MXN)	2,410	123

10.00%, 11/20/36 (MXN)	10,520	638

8.50%, 11/18/38 (MXN)	6,010	319

7.75%, 11/13/42 (MXN)	8,000	387

Mexico City Airport Trust,

5.50%, 7/31/47 (1)	125	96

Mexico Government International Bond,

4.75%, 4/27/32	400	384

6.05%, 1/11/40	30	30

4.75%, 3/8/44	38	32

5.55%, 1/21/45	40	38

3.77%, 5/24/61	200	135

5.75%, 10/12/10 (10)	206	184

Mexico Remittances Funding Fiduciary Estate Management S.a.r.l.,

4.88%, 1/15/28 (1)	150	134

Petroleos Mexicanos,

7.19%, 9/12/24 (MXN)(2)	170	9

6.50%, 3/13/27	135	123

5.95%, 1/28/31	415	318

6.70%, 2/16/32	164	131

6.75%, 9/21/47	670	435

6.35%, 2/12/48	62	38

7.69%, 1/23/50	232	164

6.95%, 1/28/60	190	123

Sigma Alimentos S.A. de C.V.,

4.13%, 5/2/26 (1)	175	167

Total Play Telecomunicaciones S.A. de C.V.,

6.38%, 9/20/28 (1)	135	66

Trust Fibra Uno,

4.87%, 1/15/30 (1)	155	131

6.39%, 1/15/50 (1)	85	64

		7,048

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   251   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Mongolia – 0.2%

Development Bank of Mongolia LLC,

7.25%, 10/23/23 (2)	$200	$194

Morocco – 0.4%

Morocco Government International Bond,

5.95%, 3/8/28 (1)	200	205

OCP S.A.,

5.13%, 6/23/51 (2)	200	146

		351

Mozambique – 0.2%

Mozambique International Bond,

(Step to 9.00% on 9/15/23), 5.00%, 9/15/31 (2) (3)	200	145

Nigeria – 1.0%

Access Bank PLC,

6.13%, 9/21/26 (1)	125	99

IHS Netherlands Holdco B.V.,

8.00%, 9/18/27 (2)	250	222

8.00%, 9/18/27 (1)	50	44

Nigeria Government International Bond,

7.14%, 2/23/30 (2)	220	169

7.70%, 2/23/38 (2)	200	135

8.25%, 9/28/51 (2)	200	133

SEPLAT Energy PLC,

7.75%, 4/1/26 (1)	100	78

		880

Oman – 1.5%

Oman Government International Bond,

6.75%, 10/28/27 (2)	200	209

5.63%, 1/17/28 (2)	200	200

6.75%, 1/17/48 (2)	711	674

OQ SAOC, 5.13%,

5/6/28 (1)	130	124

Oryx Funding Ltd.,

5.80%, 2/3/31 (1)	100	96

		1,303

Pakistan – 0.1%

Pakistan Government International Bond,

7.38%, 4/8/31 (2)	250	90

Panama – 0.9%

Panama Government International Bond,

9.38%, 4/1/29	28	34

6.40%, 2/14/35	200	208

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Panama – 0.9% continued

6.70%, 1/26/36	$34	$36

4.50%, 4/16/50	200	152

4.30%, 4/29/53	200	146

4.50%, 4/1/56	200	149

		725

Paraguay – 0.5%

Paraguay Government International Bond,

2.74%, 1/29/33 (2)	285	231

5.40%, 3/30/50 (2)	200	172

		403

Peru – 2.5%

Consorcio Transmantaro S.A.,

5.20%, 4/11/38 (1)	130	120

Fondo MIVIVIENDA S.A.,

4.63%, 4/12/27 (1)	100	95

Hunt Oil Co. of Peru LLC Sucursal Del Peru,

6.38%, 6/1/28 (2)	175	165

Intercorp Peru Ltd.,

3.88%, 8/15/29 (2)	200	166

Lima Metro Line 2 Finance Ltd.,

4.35%, 4/5/36 (1)	201	175

Peru Government Bond,

5.94%, 2/12/29 (PEN)	351	88

6.15%, 8/12/32 (PEN)	1,500	365

5.40%, 8/12/34 (PEN)	215	48

Peruvian Government International Bond,

6.35%, 8/12/28 (PEN)(2)	175	45

6.95%, 8/12/31 (PEN)(2)	440	114

1.86%, 12/1/32	288	218

8.75%, 11/21/33	70	88

3.30%, 3/11/41	11	8

5.63%, 11/18/50	70	70

2.78%, 12/1/60	31	18

Petroleos del Peru S.A.,

5.63%, 6/19/47 (2)	485	314

		2,097

Philippines – 0.5%

Philippine Government International Bond,

10.63%, 3/16/25	68	75

3.75%, 1/14/29	200	192

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   252   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Philippines – 0.5% continued

9.50%, 2/2/30	$62	$79

6.38%, 10/23/34	100	112

		458

Poland – 2.9%

Bank Gospodarstwa Krajowego,

0.38%, 10/13/28 (EUR)(2)	250	217

Republic of Poland Government Bond,

2.50%, 4/25/24 (PLN)	1,902	425

3.25%, 7/25/25 (PLN)	372	81

2.50%, 7/25/26 (PLN)	2,234	465

0.25%, 10/25/26 (PLN)	62	12

3.75%, 5/25/27 (PLN)	451	96

2.50%, 7/25/27 (PLN)	2,371	478

2.75%, 4/25/28 (PLN)	1,400	280

2.75%, 10/25/29 (PLN)	1,043	201

1.75%, 4/25/32 (PLN)	30	5

Republic of Poland Government International Bond,

5.50%, 11/16/27	29	30

4.88%, 10/4/33	85	85

5.50%, 4/4/53	107	108

		2,483

Qatar – 2.1%

Qatar Government International Bond,

3.25%, 6/2/26 (2)	200	195

4.00%, 3/14/29 (2)	775	771

5.10%, 4/23/48 (2)	425	433

4.82%, 3/14/49 (2)	200	196

QNB Finance Ltd.,

3.50%, 3/28/24 (2)	200	197

		1,792

Romania – 2.4%

Romania Government Bond,

4.75%, 2/24/25 (RON)	310	65

3.50%, 11/25/25 (RON)	1,750	352

5.80%, 7/26/27 (RON)	750	156

2.50%, 10/25/27 (RON)	345	62

8.75%, 10/30/28 (RON)	1,600	373

8.00%, 4/29/30 (RON)	180	41

4.15%, 10/24/30 (RON)	440	79

6.70%, 2/25/32 (RON)	70	15

4.75%, 10/11/34 (RON)	250	43

Romanian Government International Bond,

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Romania – 2.4% continued

3.00%, 2/27/27 (2)	$18	$16

1.75%, 7/13/30 (EUR)(2)	300	240

3.00%, 2/14/31 (2)	14	12

3.63%, 3/27/32 (2)	60	51

7.13%, 1/17/33 (1)	130	138

2.00%, 4/14/33 (EUR)(2)	200	148

2.88%, 4/13/42 (EUR)(2)	275	176

4.00%, 2/14/51 (2)	100	70

		2,037

Russia – 0.0%

Russian Federal Bond - OFZ,

7.25%, 5/10/34 (RUB)(7) (8)	3,917	3

Saudi Arabia – 1.8%

EIG Pearl Holdings S.a.r.l.,

3.55%, 8/31/36 (1)	200	171

Gaci First Investment Co.,

5.25%, 10/13/32 (2)	200	208

Greensaif Pipelines Bidco S.a.r.l.,

6.13%, 2/23/38 (1)	300	309

SA Global Sukuk Ltd.,

0.95%, 6/17/24 (1)	100	95

Saudi Government International Bond,

4.75%, 1/18/28 (2)	200	202

4.50%, 10/26/46 (2)	350	308

5.00%, 4/17/49 (2)	200	187

		1,480

Serbia – 0.4%

Serbia International Bond,

1.50%, 6/26/29 (EUR)(2)	300	249

6.50%, 9/26/33 (1)	100	99

		348

Singapore – 0.2%

United Overseas Bank Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.50%), 3.75%, 4/15/29 (2) (4)	200	196

South Africa – 3.5%

Gold Fields Orogen Holdings BVI Ltd.,

6.13%, 5/15/29 (1)	125	126

Liquid Telecommunications Financing PLC,

5.50%, 9/4/26 (1)	150	101

Republic of South Africa Government Bond,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   253   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

South Africa – 3.5% continued

8.00%, 1/31/30 (ZAR)	$639	$33

7.00%, 2/28/31 (ZAR)	2,329	108

8.25%, 3/31/32 (ZAR)	18,422	903

8.88%, 2/28/35 (ZAR)	5,979	289

6.25%, 3/31/36 (ZAR)	1,288	49

8.50%, 1/31/37 (ZAR)	14,630	662

9.00%, 1/31/40 (ZAR)	728	33

6.50%, 2/28/41 (ZAR)	901	32

8.75%, 1/31/44 (ZAR)	708	31

8.75%, 2/28/48 (ZAR)	3,659	158

Republic of South Africa Government International Bond,

5.75%, 9/30/49	200	146

Sasol Financing U.S.A. LLC,

4.38%, 9/18/26	125	113

5.50%, 3/18/31	225	188

		2,972

South Korea – 1.5%

Export-Import Bank of Korea,

4.25%, 9/15/27	195	193

Hana Bank,

4.38%, 9/30/24 (1)	200	196

Hyundai Capital Services, Inc.,

1.25%, 2/8/26 (2)	200	180

Korea Treasury Bond,

4.25%, 12/10/32 (KRW)	197,040	163

Kyobo Life Insurance Co. Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.89%), 5.90%, 6/15/27 (4) (9) (11)	140	131

POSCO,

4.38%, 8/4/25 (1)	200	197

Tongyang Life Insurance Co. Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.98%), 5.25%, 9/22/25 (2) (4) (9)	200	172

		1,232

St. Lucia – 0.1%

Digicel International Finance Ltd./Digicel international Holdings Ltd.,

8.75%, 5/25/24 (1)	100	90

Tanzania, United Republic of – 0.3%

HTA Group Ltd.,

7.00%, 12/18/25 (2)	275	262

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Thailand – 4.5%

Bangkok Bank PCL,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.15%), 3.47%, 9/23/36 (1) (4)	$375	$306

GC Treasury Center Co. Ltd.,

4.40%, 3/30/32 (1)	200	179

Thailand Government Bond,

2.40%, 12/17/23 (THB)	36,510	1,075

0.75%, 9/17/24 (THB)	6,248	180

2.35%, 6/17/26 (THB)	3,633	108

2.13%, 12/17/26 (THB)	15,669	462

2.88%, 12/17/28 (THB)	732	22

1.60%, 12/17/29 (THB)	7,000	198

2.00%, 12/17/31 (THB)	2,048	58

3.78%, 6/25/32 (THB)	7,585	249

1.59%, 12/17/35 (THB)	2,563	67

3.40%, 6/17/36 (THB)	2,700	86

3.30%, 6/17/38 (THB)	17,682	551

2.00%, 6/17/42 (THB)	1,877	48

2.88%, 6/17/46 (THB)	644	19

3.60%, 6/17/67 (THB)	598	18

TMBThanachart Bank PCL,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.26%), 4.90%, 12/2/24 (2) (4) (9)	200	183

		3,809

Turkey – 1.4%

Turk Telekomunikasyon A.S.,

6.88%, 2/28/25 (2)	200	192

Turkcell Iletisim Hizmetleri A.S.,

5.80%, 4/11/28 (2)	200	178

Turkey Government International Bond,

4.88%, 4/16/43	545	360

5.75%, 5/11/47	200	141

Turkiye Ihracat Kredi Bankasi A.S.,

9.38%, 1/31/26 (1)	100	101

Ulker Biskuvi Sanayi AS,

6.95%, 10/30/25 (2)	200	175

		1,147

Ukraine – 0.7%

Metinvest B.V.,

7.75%, 10/17/29	200	109

MHP Lux S.A.,

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   254   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Ukraine – 0.7% continued

6.95%, 4/3/26 (2) (7)	$200	$102

State Agency of Roads of Ukraine,

6.25%, 6/24/28 (2) (6) (8)	200	35

Ukraine Government International Bond,

15.84%, 2/26/25 (UAH)(2) (8)	8,000	164

7.75%, 9/1/26 (2) (7) (8)	150	28

6.88%, 5/21/29 (2) (7) (8)	200	36

VF Ukraine PAT via VFU Funding PLC,

6.20%, 2/11/25 (2)	200	119

		593

United Arab Emirates – 1.5%

Abu Dhabi Government International Bond,

3.13%, 9/30/49 (2)	200	150

2.70%, 9/2/70 (2)	200	125

Emirate of Dubai Government International Bonds,

3.90%, 9/9/50 (2)	507	369

European Investment Bank,

8.50%, 9/17/24 (ZAR)(2)	4,000	226

Galaxy Pipeline Assets Bidco Ltd.,

1.75%, 9/30/27 (1)	219	204

International Finance Corp.,

16.00%, 2/21/25 (UZS)	1,000,000	89

Sweihan PV Power Co. PJSC,

3.63%, 1/31/49 (1)	146	119

		1,282

United Kingdom – 0.4%

Standard Chartered PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.05%), 6.17%, 1/9/27 (1) (4)	355	356

Uruguay – 0.5%

Uruguay Government International Bond,

8.50%, 3/15/28 (UYU)(2)	509	12

4.38%, 12/15/28 (UYU)	240	16

8.25%, 5/21/31 (UYU)	2,618	60

7.88%, 1/15/33	51	63

5.75%, 10/28/34	29	32

7.63%, 3/21/36	34	43

3.88%, 7/2/40 (UYU)	2,233	75

4.13%, 11/20/45	33	30

5.10%, 6/18/50	36	36

4.98%, 4/20/55	55	54

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 90.9% continued

Uruguay – 0.5% continued

Uruguay Monetary Regulation Bill,

0.00%, 10/26/23 (UYU)(5)	$972	$24

		445

Uzbekistan – 0.6%

Republic of Uzbekistan International Bond,

3.70%, 11/25/30 (2)	430	347

Uzauto Motors AJ,

4.85%, 5/4/26 (1)	150	128

		475

Venezuela – 0.8%

Petroleos de Venezuela S.A.,

8.50%, 10/27/20 (2) (7) (8)	1,480	385

9.00%, 11/17/21 (2) (7) (8)	172	7

12.75%, 2/17/22 (2) (7) (8)	92	4

5.38%, 4/12/27 (2) (7) (8)	77	3

9.75%, 5/17/35 (2) (7) (8)	222	10

Venezuela Government International Bond,

7.75%, 10/13/19 (2) (7) (8)	72	5

12.75%, 8/23/22 (2) (7) (8)	151	16

9.00%, 5/7/23 (2) (7) (8)	62	6

8.25%, 10/13/24 (2) (7) (8)	141	14

11.75%, 10/21/26 (2) (7) (8)	632	65

9.25%, 9/15/27 (7) (8)	186	19

9.25%, 5/7/28 (2) (7) (8)	102	11

11.95%, 8/5/31 (2) (7) (8)	1,045	107

		652

Vietnam – 0.5%

Mong Duong Finance Holdings B.V.,

5.13%, 5/7/29 (1)	250	211

Viet Nam Debt & Asset Trading Corp.,

1.00%, 10/10/25 (2)	300	252

		463

Zambia – 0.4%

First Quantum Minerals Ltd.,

7.50%, 4/1/25 (1)	150	150

Zambia Government International Bond,

5.38%, 9/20/22 (2) (7)	400	170

		320

Total Foreign Issuer Bonds

(Cost $89,652)		76,954

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   255   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 6.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(12) (13)	5,597,338	$5,597

Total Investment Companies

(Cost $5,597)		5,597

Total Investments – 98.5%

(Cost $96,113)		83,399

Other Assets less Liabilities – 1.5%		1,231

Net Assets – 100.0%		$84,630

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(3)	Step coupon bond. Rate as of March 31, 2023 is disclosed.
(4)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.
(5)	Zero coupon bond.
(6)	Issuer has defaulted on terms of debt obligation.
(7)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(8)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of these restricted illiquid securities amounted to approximately $1,187,000 or 1.4% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

China Evergrande Group, 8.25%, 3/23/22	8/10/21	$187

China Evergrande Group, 7.50%, 6/28/23	9/9/21	50

China Evergrande Group, 10.50%, 4/11/24	4/28/20	173

Petroleos de Venezuela S.A., 8.50%, 10/27/20	4/4/17-11/14/18	1,199

Petroleos de Venezuela S.A., 9.00%, 11/17/21	1/19/16-6/14/17	100

Petroleos de Venezuela S.A., 12.75%, 2/17/22	3/10/16-6/14/17	51

Petroleos de Venezuela S.A., 5.38%, 4/12/27	7/19/16-6/14/17	30

Petroleos de Venezuela S.A., 9.75%, 5/17/35	6/20/16-6/14/17	105

Russian Federal Bond - OFZ, 7.25%, 5/10/34	10/7/19-10/9/19	61

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

State Agency of Roads of Ukraine, 6.25%, 6/24/28	6/17/21	$200

Ukraine Government International Bond, 15.84%, 2/26/25	6/12/19	303

Ukraine Government International Bond, 7.75%, 9/1/26	1/5/21	165

Ukraine Government International Bond, 6.88%, 5/21/29	6/18/21	206

Venezuela Government International Bond, 7.75%, 10/13/19	6/14/17-8/11/17	43

Venezuela Government International Bond, 12.75%, 8/23/22	4/29/16-7/27/18	49

Venezuela Government International Bond, 9.00%, 5/7/23	6/14/17-8/11/17	29

Venezuela Government International Bond, 8.25%, 10/13/24	6/14/17-8/11/17	63

Venezuela Government International Bond, 11.75%, 10/21/26	3/3/17-11/13/17	333

Venezuela Government International Bond, 9.25%, 9/15/27	11/17/16-11/13/17	84

Venezuela Government International Bond, 9.25%, 5/7/28	8/11/17-5/15/18	31

Venezuela Government International Bond, 11.95%, 8/5/31	3/3/17-7/27/18	480

Yuzhou Group Holdings Co. Ltd., 9.95%, 6/8/23	11/17/21	114

Yuzhou Group Holdings Co. Ltd., 6.35%, 1/13/27	4/15/21	165

Zhenro Properties Group Ltd., 8.00%, 3/6/23	2/13/23	13

(9)	Perpetual bond. Maturity date represents next call date.
(10)	Century bond maturing in 2110.
(11)	Restricted security.
(12)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(13)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

10Y – 10 Year

1Y – 1 Year

5Y – 5 Year

CIB – Corporate and Investment Bank

CMT – Constant Maturity

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   256   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

BRL - Brazilian Real

CLP - Chilean Peso

CNH - Chinese Offshore Yuan

CNY - Chinese Yuan Renminbi

COP - Colombian Peso

CZK - Czech Koruna

DOP - Dominican Peso

EUR - Euro

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - Korean Won

KZT - Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

UAH - Ukraine Hryvnia

UYU - Uruguayan Peso

UZS - Uzbekistan Som

ZAR - South African Rand

At March 31, 2023, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Barclays	United States Dollar	12	Chilean Peso	9,955	4/28/23	$ 1

BNP	United States Dollar	215	Czech Koruna	4,735	4/28/23	3

BNP	United States Dollar	10	Philippine Peso	561	4/28/23	—	*

Citibank	Egyptian Pound	259	United States Dollar	8	8/7/23	—	*

Citibank	United States Dollar	37	Chilean Peso	30,056	4/28/23	1

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

JPMorgan Chase	United States Dollar	43	Chilean Peso	35,961	4/28/23	$ 2

Merrill Lynch	United States Dollar	41	Czech Koruna	908	4/28/23	1

Merrill Lynch	United States Dollar	73	Hungarian Forint	29,129	1/12/24	4

Merrill Lynch	United States Dollar	82	Polish Zloty	359	4/28/23	1

Morgan Stanley	Egyptian Pound	434	United States Dollar	12	1/16/24	1

Morgan Stanley	United States Dollar	12	Chilean Peso	9,998	4/28/23	— *

Morgan Stanley	United States Dollar	52	Czech Koruna	1,146	4/28/23	1

Morgan Stanley	United States Dollar	108	Indian Rupee	8,885	4/12/23	— *

Morgan Stanley	United States Dollar	51	Mexican Peso	987	4/28/23	3

Morgan Stanley	United States Dollar	6	Polish Zloty	24	4/28/23	— *

Standard Chartered Bank	United States Dollar	24	Chilean Peso	19,811	4/28/23	1

Standard Chartered Bank	United States Dollar	99	Hungarian Forint	36,863	4/28/23	5

Standard Chartered Bank	United States Dollar	42	Peruvian Nuevo Sol	161	4/28/23	1

Subtotal Appreciation						25

Barclays	Chilean Peso	9,955	United States Dollar	12	4/28/23	— *

Barclays	Indian Rupee	6,970	United States Dollar	84	4/12/23	(1)

Barclays	South African Rand	776	United States Dollar	42	4/28/23	(1)

Barclays	United States Dollar	85	Indian Rupee	6,970	4/12/23	(1)

Barclays	United States Dollar	44	South African Rand	775	4/28/23	(1)

BNP	Chinese Offshore Yuan	424	United States Dollar	61	4/28/23	— *

BNP	Czech Koruna	4,735	United States Dollar	213	4/28/23	(5)

BNP	Philippine Peso	561	United States Dollar	10	4/28/23	— *

BNP	Romanian Leu	919	United States Dollar	198	4/28/23	(3)

BNP	United States Dollar	63	Chinese Offshore Yuan	424	4/28/23	(1)

BNP	United States Dollar	204	Romanian Leu	919	4/28/23	(2)

Citibank	Chilean Peso	30,056	United States Dollar	37	4/28/23	(1)

Citibank	United States Dollar	8	Egyptian Pound	259	8/7/23	(1)

JPMorgan Chase	Chilean Peso	35,961	United States Dollar	45	4/28/23	(1)

JPMorgan Chase	Euro	75	United States Dollar	81	4/26/23	(1)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   257   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued	MARCH 31, 2023

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Merrill Lynch	Czech Koruna	908	United States Dollar	40	4/28/23	$ (1)

Merrill Lynch	Hungarian Forint	29,129	United States Dollar	75	1/12/24	(3)

Merrill Lynch	Polish Zloty	359	United States Dollar	80	4/28/23	(3)

Merrill Lynch	South African Rand	777	United States Dollar	42	4/28/23	(1)

Merrill Lynch	United States Dollar	45	South African Rand	777	4/28/23	(1)

Morgan Stanley	Chilean Peso	9,998	United States Dollar	12	4/28/23	— *

Morgan Stanley	Czech Koruna	1,146	United States Dollar	51	4/28/23	(2)

Morgan Stanley	Egyptian Pound	218	United States Dollar	7	4/6/23	— *

Morgan Stanley	Indian Rupee	8,884	United States Dollar	107	4/12/23	(1)

Morgan Stanley	Mexican Peso	987	United States Dollar	53	4/28/23	(1)

Morgan Stanley	Polish Zloty	24	United States Dollar	5	4/28/23	— *

Morgan Stanley	South African Rand	1,085	United States Dollar	59	4/28/23	(2)

Morgan Stanley	United States Dollar	7	Egyptian Pound	218	4/6/23	— *

Morgan Stanley	United States Dollar	13	Egyptian Pound	434	1/16/24	(2)

Morgan Stanley	United States Dollar	63	South African Rand	1,085	4/28/23	(2)

Standard Chartered Bank	Chilean Peso	19,811	United States Dollar	25	4/28/23	— *

Standard Chartered Bank	Colombian Peso	190,721	United States Dollar	39	4/28/23	(2)

Standard Chartered Bank	Euro	1,750	United States Dollar	1,900	5/11/23	(3)

Standard Chartered Bank	Hungarian Forint	36,863	United States Dollar	101	4/28/23	(4)

Standard Chartered Bank	Malaysian Ringgit	700	United States Dollar	158	4/28/23	(1)

Standard Chartered Bank	Peruvian Nuevo Sol	161	United States Dollar	42	4/28/23	(1)

Standard Chartered Bank	United States Dollar	41	Colombian Peso	190,721	4/28/23	— *

Standard Chartered Bank	United States Dollar	164	Malaysian Ringgit	700	4/28/23	(5)

Subtotal Depreciation						(54)

Total						$ (29)

*	Amount rounds to less than one thousand.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	64.0%

All other currencies less than 5%	34.5

Total Investments	98.5

Other Assets less Liabilities	1.5

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds	$—	$848	$—	$848

Foreign Issuer Bonds(1)	—	76,954	—	76,954

Investment Companies	5,597	—	—	5,597
Total Investments	$5,597	$77,802	$—	$83,399
OTHER FINANCIAL INSTRUMENTS
Assets

Forward Foreign Currency Exchange Contracts	$—	$25	$—	$25

Liabilities

Forward Foreign Currency Exchange Contracts	—	(54)	—	(54)
Total Other Financial Instruments	$—	$(29)	$—	$(29)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   258   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CONVERTIBLE BONDS – 0.0%

Oil & Gas Producers – 0.0%

Gulfport Energy Corp., 10.00%, (100% Cash), 5/19/23(1) (2) (3) (4)	$—	$19

Telecommunications – 0.0%

Digicel Group Holdings Ltd.,

7.00%, (100% Cash), 4/19/23(1) (3)	9	1

Total Convertible Bonds

(Cost $5)		20

CORPORATE BONDS – 78.1%

Advertising & Marketing – 0.2%

Outfront Media Capital LLC/Outfront Media Capital Corp.,

6.25%, 6/15/25 (1)	60	60

5.00%, 8/15/27 (1)	266	240

4.25%, 1/15/29 (1)	174	144

4.63%, 3/15/30 (1)	100	83

		527

Aerospace & Defense – 2.7%

Boeing (The) Co.,

5.15%, 5/1/30	79	80

5.81%, 5/1/50	205	206

Howmet Aerospace, Inc.,

5.90%, 2/1/27	25	26

5.95%, 2/1/37	100	101

Spirit AeroSystems, Inc.,

7.50%, 4/15/25 (1)	75	75

4.60%, 6/15/28	25	21

9.38%, 11/30/29 (1)	311	339

TransDigm, Inc.,

6.25%, 3/15/26 (1)	1,364	1,365

6.38%, 6/15/26	930	909

7.50%, 3/15/27	100	100

5.50%, 11/15/27	400	377

6.75%, 8/15/28 (1)	702	709

4.63%, 1/15/29	100	89

4.88%, 5/1/29	1,200	1,062

Triumph Group, Inc.,

7.75%, 8/15/25	75	69

9.00%, 3/15/28 (1)	286	286

		5,814

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Apparel & Textile Products – 0.2%

Crocs, Inc.,

4.25%, 3/15/29 (1)	$25	$22

4.13%, 8/15/31 (1)	199	164

Hanesbrands, Inc.,

9.00%, 2/15/31 (1)	146	150

Kontoor Brands, Inc.,

4.13%, 11/15/29 (1)	25	21

Levi Strauss & Co.,

3.50%, 3/1/31 (1)	97	83

		440

Asset Management – 1.7%

AG Issuer LLC,

6.25%, 3/1/28 (1)	75	67

AG TTMT Escrow Issuer LLC,

8.63%, 9/30/27 (1)	25	25

Blackstone Holdings Finance Co. LLC,

6.20%, 4/22/33 (1)	115	120

Compass Group Diversified Holdings LLC,

5.25%, 4/15/29 (1)	96	85

5.00%, 1/15/32 (1)	25	20

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

4.75%, 9/15/24	250	244

6.38%, 12/15/25	25	25

6.25%, 5/15/26	250	246

5.25%, 5/15/27	375	352

4.38%, 2/1/29	88	76

NFP Corp.,

4.88%, 8/15/28 (1)	270	244

6.88%, 8/15/28 (1)	2,186	1,876

7.50%, 10/1/30 (1)	25	24

Owl Rock Capital Corp.,

3.75%, 7/22/25	85	77

OWL Rock Core Income Corp.,

7.75%, 9/16/27 (1)	116	114

		3,595

Automotive – 3.5%

Adient Global Holdings Ltd.,

7.00%, 4/15/28 (1)	25	26

8.25%, 4/15/31 (1)	25	26

Clarios Global L.P.,

6.75%, 5/15/25 (1)	107	108

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 259 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Automotive – 3.5% continued

Clarios Global L.P./Clarios U.S. Finance Co.,

6.25%, 5/15/26 (1)	$153	$153

8.50%, 5/15/27 (1)	650	652

Dealer Tire LLC/DT Issuer LLC,

8.00%, 2/1/28 (1)	25	22

Dornoch Debt Merger Sub, Inc.,

6.63%, 10/15/29 (1)	1,015	685

Ford Motor Co.,

9.63%, 4/22/30	930	1,080

7.45%, 7/16/31	800	846

3.25%, 2/12/32	281	221

6.10%, 8/19/32	100	97

4.75%, 1/15/43	100	77

5.29%, 12/8/46	300	246

Ford Motor Credit Co. LLC,

4.69%, 6/9/25	200	192

5.13%, 6/16/25	400	392

4.13%, 8/4/25	200	190

4.39%, 1/8/26	195	185

6.95%, 3/6/26	240	244

4.13%, 8/17/27	135	124

5.11%, 5/3/29	525	493

4.00%, 11/13/30	200	170

3.63%, 6/17/31	200	165

General Motors Co.,

5.40%, 4/1/48	112	96

Goodyear Tire & Rubber (The) Co.,

9.50%, 5/31/25	122	125

5.00%, 5/31/26	50	48

5.00%, 7/15/29	157	140

5.25%, 4/30/31	25	22

5.25%, 7/15/31 (1)	100	86

5.63%, 4/30/33	50	43

PM General Purchaser LLC,

9.50%, 10/1/28 (1)	50	46

Real Hero Merger Sub 2, Inc.,

6.25%, 2/1/29 (1)	800	591

Wheel Pros, Inc.,

6.50%, 5/15/29 (1)	25	11

		7,602

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Banking – 0.2%

Bank of America Corp.,

(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (5) (6)	$75	$67

Citigroup, Inc.,

(Variable, ICE LIBOR USD 3M + 4.07%), 8.87%, 7/30/23 (6) (7)	50	50

(Variable, U.S. SOFR + 3.23%), 4.70%, 1/30/25 (5) (6)	75	66

JPMorgan Chase & Co.,

(Variable, ICE LIBOR USD 3M + 3.30%), 6.00%, 8/1/23 (5) (6)	50	49

(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 4/30/24 (5) (6)	50	49

(Variable, ICE LIBOR USD 3M + 3.33%), 6.10%, 10/1/24 (5) (6)	50	49

(Variable, CME Term SOFR 3M + 3.13%), 4.60%, 2/1/25 (5) (6)	25	23

PNC Financial Services Group (The), Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 2.81%), 6.25%, 3/15/30 (5) (6)	125	116

		469

Beverages – 0.0%

Triton Water Holdings, Inc.,

6.25%, 4/1/29(1)	50	40

Biotechnology & Pharmaceuticals – 0.5%

Bausch Health Americas, Inc.,

8.50%, 1/31/27 (1)	175	80

Bausch Health Cos., Inc.,

9.00%, 12/15/25 (1)	75	60

6.13%, 2/1/27 (1)	50	32

7.00%, 1/15/28 (1)	25	10

5.00%, 1/30/28 (1)	75	29

7.25%, 5/30/29 (1)	50	19

5.25%, 1/30/30 (1)	75	28

5.25%, 2/15/31 (1)	50	19

Endo Dac/Endo Finance LLC/Endo Finco, Inc.,

9.50%, 7/31/27 (1) (8)	125	10

6.00%, 6/30/28 (1) (8)	16	1

Endo Luxembourg Finance Co. I S.a.r.l./Endo U.S., Inc.,

6.13%, 4/1/29 (1) (9)	50	37

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   260   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Biotechnology & Pharmaceuticals – 0.5% continued

Jazz Securities DAC,

4.38%, 1/15/29 (1)	$200	$184

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,

10.00%, 4/15/25 (1) (8)	50	42

10.00%, 6/15/29 (1)	43	23

Organon & Co./Organon Foreign Debt Co-Issuer B.V.,

5.13%, 4/30/31 (1)	385	342

P&L Development LLC/PLD Finance Corp.,

7.75%, 11/15/25 (1)	50	39

Par Pharmaceutical, Inc.,

7.50%, 4/1/27 (1) (9)	161	120

Prestige Brands, Inc.,

5.13%, 1/15/28 (1)	25	24

3.75%, 4/1/31 (1)	25	21

		1,120

Cable & Satellite – 3.0%

Cable One, Inc.,

4.00%, 11/15/30 (1)	102	83

CCO Holdings LLC/CCO Holdings Capital Corp.,

5.00%, 2/1/28 (1)	180	166

6.38%, 9/1/29 (1)	355	339

4.75%, 3/1/30 (1)	455	394

4.50%, 8/15/30 (1)	425	359

4.25%, 2/1/31 (1)	402	329

7.38%, 3/1/31 (1)	75	74

4.75%, 2/1/32 (1)	550	462

4.50%, 5/1/32	333	272

4.50%, 6/1/33 (1)	325	262

4.25%, 1/15/34 (1)	357	279

Charter Communications Operating LLC/Charter Communications Operating Capital,

5.50%, 4/1/63	52	42

CSC Holdings LLC,

5.25%, 6/1/24	25	24

5.75%, 1/15/30 (1)	275	145

4.13%, 12/1/30 (1)	505	363

4.50%, 11/15/31 (1)	200	144

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Cable & Satellite – 3.0% continued

Directv Financing LLC/Directv Financing Co-Obligor, Inc.,

5.88%, 8/15/27 (1)	$298	$270

DISH DBS Corp.,

5.88%, 11/15/24	75	67

5.25%, 12/1/26 (1)	444	354

7.38%, 7/1/28	150	86

5.75%, 12/1/28 (1)	25	19

5.13%, 6/1/29	242	129

DISH Network Corp.,

11.75%, 11/15/27 (1)	300	291

GCI LLC,

4.75%, 10/15/28 (1)	72	62

Midcontinent Communications/Midcontinent Finance Corp.,

5.38%, 8/15/27 (1)	50	45

Radiate Holdco LLC/Radiate Finance, Inc.,

4.50%, 9/15/26 (1)	87	68

6.50%, 9/15/28 (1)	660	271

Sirius XM Radio, Inc.,

3.13%, 9/1/26 (1)	355	320

5.00%, 8/1/27 (1)	378	354

4.00%, 7/15/28 (1)	175	150

5.50%, 7/1/29 (1)	50	46

3.88%, 9/1/31 (1)	200	155

		6,424

Chemicals – 1.2%

Avient Corp.,

5.75%, 5/15/25 (1)	50	50

7.13%, 8/1/30 (1)	125	129

Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V.,

4.75%, 6/15/27 (1)	150	143

Chemours (The) Co.,

5.38%, 5/15/27	25	23

5.75%, 11/15/28 (1)	50	45

4.63%, 11/15/29 (1)	50	41

Cornerstone Chemical Co.,

10.25%, (100% Cash), 9/1/27 (1) (3)	25	23

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   261   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Chemicals – 1.2% continued

Element Solutions, Inc.,

3.88%, 9/1/28 (1)	$449	$394

HB Fuller Co.,

4.25%, 10/15/28	130	115

Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,

9.00%, 7/1/28 (1)	157	139

Innophos Holdings, Inc.,

9.38%, 2/15/28 (1)	50	51

Iris Holdings, Inc.,

8.75%, (100% Cash), 2/15/26 (1) (3)	25	23

LSB Industries, Inc.,

6.25%, 10/15/28 (1)	25	22

Minerals Technologies, Inc.,

5.00%, 7/1/28 (1)	112	102

Olin Corp.,

5.63%, 8/1/29	125	121

Olympus Water U.S. Holding Corp.,

6.25%, 10/1/29 (1)	200	148

Polar U.S. Borrower LLC/Schenectady International Group, Inc.,

6.75%, 5/15/26 (1)	50	26

SCIH Salt Holdings, Inc.,

4.88%, 5/1/28 (1)	50	45

6.63%, 5/1/29 (1)	100	83

SK Invictus Intermediate II S.a.r.l.,

5.00%, 10/30/29 (1)	151	125

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc.,

5.38%, 9/1/25 (1)	100	81

5.13%, 4/1/29 (1)	100	61

Tronox, Inc.,

4.63%, 3/15/29 (1)	100	84

WR Grace Holdings LLC,

4.88%, 6/15/27 (1)	75	72

5.63%, 8/15/29 (1)	410	347

7.38%, 3/1/31 (1)	25	25

		2,518

Commercial Support Services – 1.9%

ADT Security (The) Corp.,

4.13%, 6/15/23	3	3

4.13%, 8/1/29 (1)	165	147

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Commercial Support Services – 1.9% continued

4.88%, 7/15/32 (1)	$75	$66

Allied Universal Holdco LLC/Allied Universal Finance Corp.,

6.63%, 7/15/26 (1)	290	279

9.75%, 7/15/27 (1)	246	219

6.00%, 6/1/29 (1)	325	243

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.,

4.63%, 6/1/28 (1)	340	285

4.63%, 6/1/28 (1)	385	326

AMN Healthcare, Inc.,

4.63%, 10/1/27 (1)	50	46

4.00%, 4/15/29 (1)	297	263

APX Group, Inc.,

6.75%, 2/15/27 (1)	51	51

5.75%, 7/15/29 (1)	217	194

Aramark Services, Inc.,

5.00%, 4/1/25 (1)	140	138

6.38%, 5/1/25 (1)	200	201

5.00%, 2/1/28 (1)	151	143

ASGN, Inc.,

4.63%, 5/15/28 (1)	100	93

Clean Harbors, Inc.,

6.38%, 2/1/31 (1)	106	108

Covanta Holding Corp.,

5.00%, 9/1/30	50	43

Korn Ferry,

4.63%, 12/15/27 (1)	140	132

Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.,

5.00%, 2/1/26 (1)	115	103

Prime Security Services Borrower LLC/Prime Finance, Inc.,

5.25%, 4/15/24 (1)	25	25

5.75%, 4/15/26 (1)	129	128

6.25%, 1/15/28 (1)	211	197

Sotheby’s,

7.38%, 10/15/27 (1)	200	189

Sotheby’s/Bidfair Holdings, Inc.,

5.88%, 6/1/29 (1)	200	166

TKC Holdings, Inc.,

10.50%, 5/15/29 (1)	25	16

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   262   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Commercial Support Services – 1.9% continued

WASH Multifamily Acquisition, Inc.,

5.75%, 4/15/26 (1)	$100	$95

Waste Pro U.S.A., Inc.,

5.50%, 2/15/26 (1)	272	250

		4,149

Construction Materials – 1.0%

Advanced Drainage Systems, Inc.,

5.00%, 9/30/27 (1)	119	113

6.38%, 6/15/30 (1)	145	142

New Enterprise Stone & Lime Co., Inc.,

5.25%, 7/15/28 (1)	94	83

9.75%, 7/15/28 (1)	116	111

Oscar AcquisitionCo LLC/Oscar Finance, Inc.,

9.50%, 4/15/30 (1)	1,290	1,110

Smyrna Ready Mix Concrete LLC,

6.00%, 11/1/28 (1)	275	258

Standard Industries, Inc.,

5.00%, 2/15/27 (1)	135	128

4.75%, 1/15/28 (1)	25	23

4.38%, 7/15/30 (1)	195	170

3.38%, 1/15/31 (1)	11	9

Summit Materials LLC/Summit Materials Finance Corp.,

5.25%, 1/15/29 (1)	50	47

		2,194

Consumer Services – 0.2%

Adtalem Global Education, Inc.,

5.50%, 3/1/28 (1)	40	38

Carriage Services, Inc.,

4.25%, 5/15/29 (1)	25	21

Graham Holdings Co.,

5.75%, 6/1/26 (1)	25	24

PROG Holdings, Inc.,

6.00%, 11/15/29 (1)	25	21

Service Corp. International,

3.38%, 8/15/30	50	43

4.00%, 5/15/31	298	262

		409

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Containers & Packaging – 3.0%

Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC,

6.00%, 6/15/27 (1)	$420	$416

3.25%, 9/1/28 (1)	430	370

4.00%, 9/1/29 (1)	348	272

Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc.,

5.25%, 8/15/27 (1)	200	158

Ball Corp.,

6.88%, 3/15/28	75	78

2.88%, 8/15/30	105	87

3.13%, 9/15/31	193	160

Berry Global, Inc.,

4.88%, 7/15/26 (1)	50	49

5.63%, 7/15/27 (1)	25	25

Clydesdale Acquisition Holdings, Inc.,

6.63%, 4/15/29 (1)	154	148

8.75%, 4/15/30 (1)	128	116

Crown Americas LLC,

5.25%, 4/1/30	75	72

Crown Americas LLC/Crown Americas Capital Corp. VI,

4.75%, 2/1/26	77	75

Graphic Packaging International LLC,

3.50%, 3/15/28 (1)	45	41

LABL, Inc.,

6.75%, 7/15/26 (1)	680	656

10.50%, 7/15/27 (1)	50	46

5.88%, 11/1/28 (1)	115	102

9.50%, 11/1/28 (1)	62	63

8.25%, 11/1/29 (1)	25	21

Mauser Packaging Solutions Holding Co.,

7.88%, 8/15/26 (1)	837	837

9.25%, 4/15/27 (1)	35	32

OI European Group B.V.,

4.75%, 2/15/30 (1)	125	114

Owens-Brockway Glass Container, Inc.,

5.38%, 1/15/25 (1)	25	25

6.38%, 8/15/25 (1)	50	50

6.63%, 5/13/27 (1)	119	119

Sealed Air Corp.,

4.00%, 12/1/27 (1)	100	93

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   263   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Containers & Packaging – 3.0% continued

6.13%, 2/1/28 (1)	$135	$137

5.00%, 4/15/29 (1)	50	47

6.88%, 7/15/33 (1)	25	25

Silgan Holdings, Inc.,

4.13%, 2/1/28	25	24

Trident TPI Holdings, Inc.,

9.25%, 8/1/24 (1) (10)	1,070	1,059

6.63%, 11/1/25 (1) (10)	865	798

TriMas Corp.,

4.13%, 4/15/29 (1)	50	44

		6,359

Electric Utilities – 0.8%

Calpine Corp.,

4.50%, 2/15/28 (1)	30	28

5.13%, 3/15/28	226	207

4.63%, 2/1/29 (1)	25	22

5.00%, 2/1/31 (1)	50	42

Clearway Energy Operating LLC,

4.75%, 3/15/28 (1)	25	24

3.75%, 1/15/32 (1)	175	145

Edison International,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.70%), 5.38%, 3/15/26 (5) (6)	149	132

FirstEnergy Transmission LLC,

5.45%, 7/15/44 (1)	127	122

Leeward Renewable Energy Operations LLC,

4.25%, 7/1/29 (1)	25	22

NextEra Energy Operating Partners L.P.,

3.88%, 10/15/26 (1)	50	46

NRG Energy, Inc.,

6.63%, 1/15/27	16	16

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.92%), 10.25%, 3/15/28 (1) (5) (6)	162	155

3.38%, 2/15/29 (1)	25	21

3.88%, 2/15/32 (1)	50	40

7.00%, 3/15/33 (1)	100	104

Pattern Energy Operations L.P./Pattern Energy Operations, Inc.,

4.50%, 8/15/28 (1)	71	65

PG&E Corp.,

5.00%, 7/1/28	100	94

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Electric Utilities – 0.8% continued

Talen Energy Supply LLC,

6.63%, 1/15/28 (1) (8)	$50	$51

TerraForm Power Operating LLC,

5.00%, 1/31/28 (1)	50	47

4.75%, 1/15/30 (1)	50	45

Vistra Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.74%), 7.00%, 12/15/26 (1) (5) (6)	179	157

Vistra Operations Co. LLC,

5.50%, 9/1/26 (1)	50	48

5.00%, 7/31/27 (1)	50	47

4.38%, 5/1/29 (1)	56	50

		1,730

Electrical Equipment – 0.5%

BWX Technologies, Inc.,

4.13%, 6/30/28 (1)	132	119

4.13%, 4/15/29 (1)	25	22

Sensata Technologies B.V.,

5.63%, 11/1/24 (1)	49	49

5.00%, 10/1/25 (1)	25	25

4.00%, 4/15/29 (1)	400	361

5.88%, 9/1/30 (1)	145	144

Sensata Technologies, Inc.,

4.38%, 2/15/30 (1)	14	13

Vertiv Group Corp.,

4.13%, 11/15/28 (1)	141	124

WESCO Distribution, Inc.,

7.25%, 6/15/28 (1)	177	182

		1,039

Engineering & Construction – 0.2%

Arcosa, Inc.,

4.38%, 4/15/29 (1)	117	104

Dycom Industries, Inc.,

4.50%, 4/15/29 (1)	74	67

IEA Energy Services LLC,

6.63%, 8/15/29 (1)	220	209

Installed Building Products, Inc.,

5.75%, 2/1/28 (1)	25	23

TopBuild Corp.,

4.13%, 2/15/32 (1)	25	21

		424

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   264   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Entertainment Content – 1.2%

Allen Media LLC/Allen Media Co-Issuer, Inc.,

10.50%, 2/15/28 (1) (10)	$100	$55

AMC Networks, Inc.,

4.75%, 8/1/25	50	44

4.25%, 2/15/29	185	114

Diamond Sports Group LLC/Diamond Sports Finance Co.,

5.38%, 8/15/26 (1) (8) (10)	75	4

Lions Gate Capital Holdings LLC,

5.50%, 4/15/29 (1)	66	43

Playtika Holding Corp.,

4.25%, 3/15/29 (1)	75	62

Sterling Entertainment Group LLC,

10.25%, 1/15/24 (2) (10)	1,110	1,074

TEGNA, Inc.,

4.63%, 3/15/28	100	87

5.00%, 9/15/29	75	65

Univision Communications, Inc.,

5.13%, 2/15/25 (1)	50	49

6.63%, 6/1/27 (1)	200	190

4.50%, 5/1/29	175	147

7.38%, 6/30/30 (1)	204	193

Warnermedia Holdings, Inc.,

6.41%, 3/15/26	25	25

5.14%, 3/15/52 (1)	339	275

5.39%, 3/15/62 (1)	147	119

WMG Acquisition Corp.,

3.00%, 2/15/31 (1)	25	21

		2,567

Food – 1.1%

B&G Foods, Inc.,

5.25%, 4/1/25	680	633

BellRing Brands, Inc.,

7.00%, 3/15/30 (1)	125	127

Chobani LLC/Chobani Finance Corp., Inc.,

7.50%, 4/15/25 (1)	339	330

4.63%, 11/15/28 (1)	206	188

Darling Ingredients, Inc.,

5.25%, 4/15/27 (1)	50	49

6.00%, 6/15/30 (1)	202	201

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Food – 1.1% continued

Herbalife Nutrition Ltd./HLF Financing, Inc.,

7.88%, 9/1/25 (1)	$75	$71

HLF Financing S.a.r.l. LLC/Herbalife International, Inc.,

4.88%, 6/1/29 (1)	25	19

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

5.50%, 1/15/30 (1)	50	48

Lamb Weston Holdings, Inc.,

4.88%, 5/15/28 (1)	126	122

4.13%, 1/31/30 (1)	50	46

4.38%, 1/31/32 (1)	190	172

Nathan’s Famous, Inc.,

6.63%, 11/1/25 (1)	26	26

Pilgrim’s Pride Corp.,

3.50%, 3/1/32	29	24

Post Holdings, Inc.,

5.75%, 3/1/27 (1)	27	26

5.63%, 1/15/28 (1)	25	24

5.50%, 12/15/29 (1)	175	165

4.63%, 4/15/30 (1)	50	45

4.50%, 9/15/31 (1)	25	22

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed,

4.63%, 3/1/29 (1)	75	61

		2,399

Forestry, Paper & Wood Products – 0.0%

Domtar Corp.,

6.75%, 10/1/28 (1)	42	37

Glatfelter Corp.,

4.75%, 11/15/29 (1)	25	17

		54

Gas & Water Utilities – 0.2%

AmeriGas Partners L.P./AmeriGas Finance Corp.,

5.50%, 5/20/25	25	24

5.75%, 5/20/27	50	47

Ferrellgas L.P./Ferrellgas Finance Corp.,

5.38%, 4/1/26 (1)	150	140

5.88%, 4/1/29 (1)	100	86

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   265   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Gas & Water Utilities – 0.2% continued

Suburban Propane Partners

L.P./Suburban Energy Finance Corp.,

5.00%, 6/1/31 (1)	$25	$22

		319

Health Care Facilities & Services – 4.4%

Acadia Healthcare Co., Inc.,

5.50%, 7/1/28 (1)	126	122

5.00%, 4/15/29 (1)	50	47

AdaptHealth LLC,

6.13%, 8/1/28 (1)	43	40

AHP Health Partners, Inc.,

5.75%, 7/15/29 (1)	137	115

Air Methods Corp.,

8.00%, 5/15/25 (1)	50	3

Cano Health LLC,

6.25%, 10/1/28 (1)	720	394

Catalent Pharma Solutions, Inc.,

3.13%, 2/15/29 (1)	80	70

3.50%, 4/1/30 (1)	45	40

Centene Corp.,

2.63%, 8/1/31	42	34

Charles River Laboratories International, Inc.,

4.25%, 5/1/28 (1)	87	81

3.75%, 3/15/29 (1)	50	44

4.00%, 3/15/31 (1)	25	22

CHS/Community Health Systems, Inc.,

8.00%, 3/15/26 (1)	200	193

5.63%, 3/15/27 (1)	385	338

8.00%, 12/15/27 (1)	121	117

6.00%, 1/15/29 (1)	120	102

6.88%, 4/15/29 (1)	50	31

6.13%, 4/1/30 (1)	125	75

5.25%, 5/15/30 (1)	240	188

4.75%, 2/15/31 (1)	125	92

DaVita, Inc.,

4.63%, 6/1/30 (1)	275	235

3.75%, 2/15/31 (1)	25	20

Encompass Health Corp.,

4.50%, 2/1/28	165	154

4.75%, 2/1/30	75	68

Envision Healthcare Corp.,

8.75%, 10/15/26 (1)	50	9

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Health Care Facilities & Services – 4.4% continued

HCA, Inc.,

5.38%, 2/1/25	$250	$250

5.88%, 2/15/26	150	152

4.63%, 3/15/52 (1)	20	17

IQVIA, Inc.,

5.00%, 5/15/27 (1)	215	211

Legacy LifePoint Health LLC,

6.75%, 4/15/25 (1)	116	110

4.38%, 2/15/27 (1)	48	39

LifePoint Health, Inc.,

5.38%, 1/15/29 (1)	25	15

ModivCare Escrow Issuer, Inc.,

5.00%, 10/1/29 (1)	50	42

ModivCare, Inc.,

5.88%, 11/15/25 (1)	35	34

Molina Healthcare, Inc.,

4.38%, 6/15/28 (1)	187	174

3.88%, 11/15/30 (1)	75	65

3.88%, 5/15/32 (1)	210	177

Option Care Health, Inc.,

4.38%, 10/31/29 (1)	1,073	948

Owens & Minor, Inc.,

4.50%, 3/31/29 (1)	75	59

6.63%, 4/1/30 (1)	50	43

Pediatrix Medical Group, Inc.,

5.38%, 2/15/30 (1)	25	23

Prime Healthcare Services, Inc.,

7.25%, 11/1/25 (1)	75	66

RP Escrow Issuer LLC,

5.25%, 12/15/25 (1)	25	19

Select Medical Corp.,

6.25%, 8/15/26 (1)	75	73

Surgery Center Holdings, Inc.,

6.75%, 7/1/25 (1)	830	821

10.00%, 4/15/27 (1)	426	434

Tenet Healthcare Corp.,

4.63%, 9/1/24	75	74

4.88%, 1/1/26	280	275

6.25%, 2/1/27	220	216

5.13%, 11/1/27	688	661

6.13%, 10/1/28	1,537	1,473

4.25%, 6/1/29	50	45

4.38%, 1/15/30	100	90

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   266   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Health Care Facilities & Services – 4.4% continued

6.13%, 6/15/30 (1)	$198	$195

6.88%, 11/15/31	25	24

		9,459

Home & Office Products – 0.5%

CD&R Smokey Buyer, Inc.,

6.75%, 7/15/25 (1)	505	433

Newell Brands, Inc.,

4.70%, 4/1/26	225	217

6.38%, 9/15/27	25	25

6.63%, 9/15/29	50	50

5.88%, 4/1/36	50	44

6.00%, 4/1/46	25	21

Scotts Miracle-Gro (The) Co.,

4.00%, 4/1/31	50	40

4.38%, 2/1/32	25	20

SWF Escrow Issuer Corp.,

6.50%, 10/1/29 (1)	121	74

Tempur Sealy International, Inc.,

4.00%, 4/15/29 (1)	143	126

3.88%, 10/15/31 (1)	50	42

		1,092

Home Construction – 0.7%

Adams Homes, Inc.,

7.50%, 2/15/25 (1)	50	44

Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.,

6.63%, 1/15/28 (1)	50	45

4.63%, 8/1/29 (1)	97	79

4.63%, 4/1/30 (1)	50	41

Beazer Homes U.S.A., Inc.,

6.75%, 3/15/25	50	49

7.25%, 10/15/29	50	47

Camelot Return Merger Sub, Inc.,

8.75%, 8/1/28 (1)	104	96

Century Communities, Inc.,

3.88%, 8/15/29 (1)	25	21

Cornerstone Building Brands, Inc.,

6.13%, 1/15/29 (1)	25	18

Forestar Group, Inc.,

3.85%, 5/15/26 (1)	25	22

5.00%, 3/1/28 (1)	50	45

Griffon Corp.,

5.75%, 3/1/28	100	93

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Home Construction – 0.7% continued

JELD-WEN, Inc.,

6.25%, 5/15/25 (1)	$50	$50

4.63%, 12/15/25 (1)	7	6

KB Home,

6.88%, 6/15/27	25	25

7.25%, 7/15/30	150	152

4.00%, 6/15/31	25	22

Masonite International Corp.,

5.38%, 2/1/28 (1)	75	72

Meritage Homes Corp.,

6.00%, 6/1/25	75	76

3.88%, 4/15/29 (1)	75	67

MIWD Holdco II LLC/MIWD Finance Corp.,

5.50%, 2/1/30 (1)	25	21

PGT Innovations, Inc.,

4.38%, 10/1/29 (1)	50	45

Shea Homes L.P./ Shea Homes Funding Corp.,

4.75%, 2/15/28	50	45

4.75%, 4/1/29	25	22

STL Holding Co. LLC,

7.50%, 2/15/26 (1)	50	44

Taylor Morrison Communities, Inc.,

5.88%, 6/15/27 (1)	85	83

5.75%, 1/15/28 (1)	25	25

Toll Brothers Finance Corp.,

4.38%, 4/15/23	75	75

4.88%, 3/15/27	25	24

Tri Pointe Homes, Inc.,

5.25%, 6/1/27	110	104

Weekley Homes LLC/Weekley Finance Corp.,

4.88%, 9/15/28 (1)	50	42

		1,600

Household Products – 0.2%

Central Garden & Pet Co.,

4.13%, 10/15/30	25	22

4.13%, 4/30/31 (1)	124	107

Coty, Inc.,

5.00%, 4/15/26 (1)	25	24

Edgewell Personal Care Co.,

4.13%, 4/1/29 (1)	50	44

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   267   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Household Products – 0.2% continued

Energizer Holdings, Inc.,

6.50%, 12/31/27 (1)	$25	$24

Spectrum Brands, Inc.,

5.50%, 7/15/30 (1)	25	22

3.88%, 3/15/31 (1)	105	86

		329

Industrial Intermediate Products – 1.0%

Chart Industries, Inc.,

7.50%, 1/1/30 (1)	298	308

9.50%, 1/1/31 (1)	190	200

EnPro Industries, Inc.,

5.75%, 10/15/26	82	80

FXI Holdings, Inc.,

7.88%, 11/1/24 (1)	75	70

12.25%, 11/15/26 (1)	123	109

Gates Global LLC/Gates Corp.,

6.25%, 1/15/26 (1)	93	91

New Star Metals, Inc.,

8.00%, 1/9/24 (2)	1,298	1,292

Park-Ohio Industries, Inc.,

6.63%, 4/15/27	75	58

Roller Bearing Co. of America, Inc.,

4.38%, 10/15/29 (1)	25	22

		2,230

Industrial Support Services – 0.8%

Alta Equipment Group, Inc.,

5.63%, 4/15/26 (1)	50	47

APi Group DE, Inc.,

4.13%, 7/15/29 (1)	110	94

4.75%, 10/15/29 (1)	130	114

BCPE Empire Holdings, Inc.,

7.63%, 5/1/27 (1)	203	186

Herc Holdings, Inc.,

5.50%, 7/15/27 (1)	118	114

NESCO Holdings II, Inc.,

5.50%, 4/15/29 (1)	138	125

PECF USS Intermediate Holding III Corp.,

8.00%, 11/15/29 (1)	50	33

Resideo Funding, Inc.,

4.00%, 9/1/29 (1)	84	70

United Rentals North America, Inc.,

4.88%, 1/15/28	25	24

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Industrial Support Services – 0.8% continued

6.00%, 12/15/29 (1)	$465	$471

5.25%, 1/15/30	75	72

4.00%, 7/15/30	100	90

3.88%, 2/15/31	100	88

3.75%, 1/15/32	50	43

Williams Scotsman International, Inc.,

6.13%, 6/15/25 (1)	19	19

4.63%, 8/15/28 (1)	88	80

		1,670

Institutional Financial Services – 0.1%

Coinbase Global, Inc.,

3.38%, 10/1/28 (1)	50	31

3.63%, 10/1/31 (1)	125	70

Goldman Sachs Group (The), Inc., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.95%,

2/10/25 (5) (6)	50	46

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	100	89

		236

Insurance – 2.6%

Acrisure LLC/Acrisure Finance, Inc.,

7.00%, 11/15/25 (1)	150	141

4.25%, 2/15/29 (1)	150	128

6.00%, 8/1/29 (1)	49	40

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,

4.25%, 10/15/27 (1)	311	279

6.75%, 10/15/27 (1)	540	501

6.75%, 4/15/28 (1)	164	162

5.88%, 11/1/29 (1)	355	299

AmWINS Group, Inc.,

4.88%, 6/30/29 (1)	110	97

AssuredPartners, Inc.,

7.00%, 8/15/25 (1)	865	842

5.63%, 1/15/29 (1)	25	22

GTCR AP Finance, Inc.,

8.00%, 5/15/27 (1)	943	900

HUB International Ltd.,

7.00%, 5/1/26 (1)	1,955	1,921

5.63%, 12/1/29 (1)	25	22

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   268   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Insurance – 2.6% continued

NMI Holdings, Inc.,

7.38%, 6/1/25 (1)	$100	$100

Ryan Specialty Group LLC,

4.38%, 2/1/30 (1)	120	105

		5,559

Internet Media & Services – 1.5%

ANGI Group LLC,

3.88%, 8/15/28 (1)	108	82

Arches Buyer, Inc.,

4.25%, 6/1/28 (1)	25	21

6.13%, 12/1/28 (1)	620	511

Endurance International Group Holdings, Inc.,

6.00%, 2/15/29 (1)	25	17

Go Daddy Operating Co. LLC/GD Finance Co., Inc.,

5.25%, 12/1/27 (1)	75	73

3.50%, 3/1/29 (1)	144	125

Match Group Holdings II LLC,

5.00%, 12/15/27 (1)	50	47

4.63%, 6/1/28 (1)	50	46

5.63%, 2/15/29 (1)	75	71

4.13%, 8/1/30 (1)	50	43

Millennium Escrow Corp.,

6.63%, 8/1/26 (1)	25	16

Netflix, Inc.,

5.88%, 11/15/28	25	26

Uber Technologies, Inc.,

7.50%, 5/15/25 (1)	125	127

8.00%, 11/1/26 (1)	285	292

7.50%, 9/15/27 (1)	353	364

6.25%, 1/15/28 (1)	157	157

4.50%, 8/15/29 (1)	1,391	1,268

Ziff Davis, Inc.,

4.63%, 10/15/30 (1)	22	19

		3,305

Leisure Facilities & Services – 7.4%

Affinity Interactive,

6.88%, 12/15/27 (1)	100	89

AMC Entertainment Holdings, Inc.,

10.00%, 6/15/26 (1)	367	233

5.88%, 11/15/26	25	10

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Leisure Facilities & Services – 7.4% continued

Boyd Gaming Corp.,

4.75%, 6/15/31 (1)	$786	$714

Boyne U.S.A., Inc.,

4.75%, 5/15/29 (1)	121	108

Caesars Entertainment, Inc.,

6.25%, 7/1/25 (1)	366	366

8.13%, 7/1/27 (1)	262	267

4.63%, 10/15/29 (1)	569	498

7.00%, 2/15/30 (1)	532	541

Caesars Resort Collection LLC/CRC Finco, Inc.,

5.75%, 7/1/25 (1)	140	140

Carnival Corp.,

7.63%, 3/1/26 (1)	465	424

5.75%, 3/1/27 (1)	1,095	898

9.88%, 8/1/27 (1)	196	202

6.65%, 1/15/28	50	38

4.00%, 8/1/28 (1)	90	77

6.00%, 5/1/29 (1)	644	512

10.50%, 6/1/30 (1)	475	456

Carnival Holdings Bermuda Ltd.,

10.38%, 5/1/28 (1)	523	563

Carnival PLC,

7.88%, 6/1/27	125	123

Carrols Restaurant Group, Inc.,

5.88%, 7/1/29 (1)	25	20

CCM Merger, Inc.,

6.38%, 5/1/26 (1)	82	80

CDI Escrow Issuer, Inc.,

5.75%, 4/1/30 (1)	260	251

CEC Entertainment LLC,

6.75%, 5/1/26 (1)	25	24

Cedar Fair L.P.,

5.25%, 7/15/29	25	23

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,

5.50%, 5/1/25 (1)	99	99

6.50%, 10/1/28	125	121

Churchill Downs, Inc.,

5.50%, 4/1/27 (1)	295	289

4.75%, 1/15/28 (1)	52	49

Cinemark U.S.A., Inc.,

5.88%, 3/15/26 (1)	150	141

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   269   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Leisure Facilities & Services – 7.4% continued

5.25%, 7/15/28 (1)	$225	$195

Everi Holdings, Inc.,

5.00%, 7/15/29 (1)	50	45

Fertitta Entertainment LLC/Fertitta

Entertainment Finance Co., Inc.,

4.63%, 1/15/29 (1)	70	61

6.75%, 1/15/30 (1)	145	119

Full House Resorts, Inc.,

8.25%, 2/15/28 (1)	100	91

Golden Entertainment, Inc.,

7.63%, 4/15/26 (1)	125	126

GPS Hospitality Holding Co. LLC/GPS Finco, Inc.,

7.00%, 8/15/28 (1)	125	76

Hilton Domestic Operating Co., Inc.,

5.38%, 5/1/25 (1)	75	75

5.75%, 5/1/28 (1)	118	118

3.75%, 5/1/29 (1)	71	64

4.88%, 1/15/30	181	173

4.00%, 5/1/31 (1)	325	285

3.63%, 2/15/32 (1)	100	84

Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow,

5.00%, 6/1/29 (1)	150	133

4.88%, 7/1/31 (1)	100	85

International Game Technology PLC,

4.13%, 4/15/26 (1)	200	193

IRB Holding Corp.,

7.00%, 6/15/25 (1)	25	25

Jacobs Entertainment, Inc.,

6.75%, 2/15/29 (1)	125	109

Life Time, Inc.,

5.75%, 1/15/26 (1)	309	300

8.00%, 4/15/26 (1)	275	262

Lindblad Expeditions LLC,

6.75%, 2/15/27 (1)	105	102

Live Nation Entertainment, Inc.,

4.88%, 11/1/24 (1)	65	64

5.63%, 3/15/26 (1)	104	101

6.50%, 5/15/27 (1)	454	459

4.75%, 10/15/27 (1)	222	205

3.75%, 1/15/28 (1)	25	22

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Leisure Facilities & Services – 7.4% continued

MGM Resorts International,

6.75%, 5/1/25	$25	$25

5.75%, 6/15/25	50	50

5.50%, 4/15/27	83	81

4.75%, 10/15/28	50	47

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,

4.88%, 5/1/29 (1)	129	112

Mohegan Tribal Gaming Authority,

7.88%, 10/15/24 (1)	50	49

8.00%, 2/1/26 (1)	100	91

NCL Corp. Ltd.,

3.63%, 12/15/24 (1)	25	23

5.88%, 3/15/26 (1)	405	345

5.88%, 2/15/27 (1)	25	23

8.38%, 2/1/28 (1)	50	50

7.75%, 2/15/29 (1)	25	21

NCL Finance Ltd.,

6.13%, 3/15/28 (1)	132	107

Penn Entertainment, Inc.,

4.13%, 7/1/29 (1)	125	104

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,

5.63%, 9/1/29 (1)	75	55

5.88%, 9/1/31 (1)	130	93

Raptor Acquisition Corp./Raptor Co-Issuer LLC,

4.88%, 11/1/26 (1)	102	95

Royal Caribbean Cruises Ltd.,

4.25%, 7/1/26 (1)	155	139

5.50%, 8/31/26 (1)	87	81

5.38%, 7/15/27 (1)	150	134

11.63%, 8/15/27 (1)	136	146

7.50%, 10/15/27	50	47

3.70%, 3/15/28	75	61

5.50%, 4/1/28 (1)	362	320

8.25%, 1/15/29 (1)	126	132

9.25%, 1/15/29 (1)	224	238

7.25%, 1/15/30 (1)	25	25

Scientific Games Holdings L.P./Scientific Games U.S. FinCo, Inc.,

6.63%, 3/1/30 (1)	150	133

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   270   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Leisure Facilities & Services – 7.4% continued

Scientific Games International, Inc.,

8.63%, 7/1/25 (1)	$25	$26

7.00%, 5/15/28 (1)	231	229

SeaWorld Parks & Entertainment, Inc.,

5.25%, 8/15/29 (1)	175	158

Six Flags Entertainment Corp.,

5.50%, 4/15/27 (1)	25	24

Six Flags Theme Parks, Inc.,

7.00%, 7/1/25 (1)	124	125

Sizzling Platter LLC/Sizzling Platter Finance Corp.,

8.50%, 11/28/25 (1)	75	67

Station Casinos LLC,

4.50%, 2/15/28 (1)	25	23

4.63%, 12/1/31 (1)	123	104

Travel + Leisure Co.,

6.63%, 7/31/26 (1)	75	75

4.63%, 3/1/30 (1)	50	43

Viking Cruises Ltd.,

6.25%, 5/15/25 (1)	150	141

5.88%, 9/15/27 (1)	150	129

7.00%, 2/15/29 (1)	50	43

Viking Ocean Cruises Ship VII Ltd.,

5.63%, 2/15/29 (1)	48	41

VOC Escrow Ltd.,

5.00%, 2/15/28 (1)	100	89

Wyndham Hotels & Resorts, Inc.,

4.38%, 8/15/28 (1)	54	50

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,

5.50%, 3/1/25 (1)	175	172

5.25%, 5/15/27 (1)	50	47

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,

5.13%, 10/1/29 (1)	277	252

7.13%, 2/15/31 (1)	35	36

Yum! Brands, Inc.,

4.75%, 1/15/30 (1)	25	24

4.63%, 1/31/32	50	47

5.38%, 4/1/32	100	97

		15,797

Leisure Products – 0.2%

MajorDrive Holdings IV LLC,

6.38%, 6/1/29 (1)	75	55

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Leisure Products – 0.2% continued

Mattel, Inc.,

3.38%, 4/1/26 (1)	$25	$24

5.88%, 12/15/27 (1)	25	25

5.45%, 11/1/41	190	160

Thor Industries, Inc.,

4.00%, 10/15/29 (1)	75	62

Winnebago Industries, Inc.,

6.25%, 7/15/28 (1)	75	72

		398

Machinery – 0.7%

Amsted Industries, Inc.,

5.63%, 7/1/27 (1)	83	81

GrafTech Finance, Inc.,

4.63%, 12/15/28 (1)	98	82

Madison IAQ LLC,

5.88%, 6/30/29 (1)	745	575

Manitowoc (The) Co., Inc.,

9.00%, 4/1/26 (1)	25	25

Regal Rexnord Corp.,

6.05%, 2/15/26 (1)	125	126

6.05%, 4/15/28 (1)	272	272

6.30%, 2/15/30 (1)	25	25

6.40%, 4/15/33 (1)	77	77

Terex Corp.,

5.00%, 5/15/29 (1)	170	158

Werner FinCo L.P./Werner FinCo, Inc.,

8.75%, 7/15/25 (1)	75	61

		1,482

Medical Equipment & Devices – 0.7%

Avantor Funding, Inc.,

4.63%, 7/15/28 (1)	139	132

3.88%, 11/1/29 (1)	386	346

Garden Spinco Corp.,

8.63%, 7/20/30 (1)	75	80

Medline Borrower L.P.,

3.88%, 4/1/29 (1)	390	338

5.25%, 10/1/29 (1)	559	485

Teleflex, Inc.,

4.25%, 6/1/28 (1)	200	190

		1,571

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   271   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Metals & Mining – 1.9%

Alcoa Nederland Holding B.V.,

6.13%, 5/15/28 (1)	$200	$200

Arconic Corp.,

6.00%, 5/15/25 (1)	120	120

6.13%, 2/15/28 (1)	110	108

Century Aluminum Co.,

7.50%, 4/1/28 (1)	1,940	1,843

Coeur Mining, Inc.,

5.13%, 2/15/29 (1)	25	21

Compass Minerals International, Inc.,

6.75%, 12/1/27 (1)	25	24

Constellium S.E.,

5.88%, 2/15/26 (1)	250	250

3.75%, 4/15/29 (1)	500	433

Freeport-McMoRan, Inc.,

4.13%, 3/1/28	50	47

4.38%, 8/1/28	75	71

Kaiser Aluminum Corp.,

4.63%, 3/1/28 (1)	75	67

4.50%, 6/1/31 (1)	174	143

Murray Energy Corp.,

12.00%, 4/15/24 (1) (2) (8) (10)	486	—

Northwest Acquisitions ULC/Dominion Finco, Inc.,

7.13%, 11/1/22 (1) (8) (10) (11)	1,905	—

Novelis Corp.,

3.25%, 11/15/26 (1)	252	230

4.75%, 1/30/30 (1)	343	315

3.88%, 8/15/31 (1)	150	127

		3,999

Oil & Gas Producers – 7.9%

Aethon United BR L.P./Aethon United Finance Corp.,

8.25%, 2/15/26 (1)	282	277

Antero Midstream Partners L.P./Antero Midstream Finance Corp.,

7.88%, 5/15/26 (1)	185	188

5.75%, 3/1/27 (1)	197	192

Antero Resources Corp.,

5.38%, 3/1/30 (1)	75	70

Apache Corp.,

4.25%, 1/15/30	50	46

5.10%, 9/1/40	125	106

4.25%, 1/15/44	25	18

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Oil & Gas Producers – 7.9% continued

5.35%, 7/1/49	$201	$155

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,

7.00%, 11/1/26 (1)	115	111

9.00%, 11/1/27 (1)	108	131

8.25%, 12/31/28 (1)	390	377

5.88%, 6/30/29 (1)	245	216

Blue Racer Midstream LLC/Blue Racer Finance Corp.,

7.63%, 12/15/25 (1)	25	25

Buckeye Partners L.P.,

5.60%, 10/15/44	85	60

Callon Petroleum Co.,

8.25%, 7/15/25	16	16

6.38%, 7/1/26	11	10

8.00%, 8/1/28 (1)	296	293

7.50%, 6/15/30 (1)	200	188

Cheniere Energy Partners L.P.,

4.00%, 3/1/31	443	394

3.25%, 1/31/32	83	69

Chesapeake Energy Corp.,

5.50%, 2/1/26 (1)	50	49

6.75%, 4/15/29 (1)	227	225

Chord Energy Corp.,

6.38%, 6/1/26 (1)	25	25

Citgo Holding, Inc.,

9.25%, 8/1/24 (1)	250	250

CITGO Petroleum Corp.,

7.00%, 6/15/25 (1)	75	74

6.38%, 6/15/26 (1)	197	192

Civitas Resources, Inc.,

5.00%, 10/15/26 (1)	75	71

CNX Midstream Partners L.P.,

4.75%, 4/15/30 (1)	77	66

CNX Resources Corp.,

7.25%, 3/14/27 (1)	55	55

6.00%, 1/15/29 (1)	50	47

7.38%, 1/15/31 (1)	133	131

Comstock Resources, Inc.,

6.75%, 3/1/29 (1)	210	192

5.88%, 1/15/30 (1)	330	284

CQP Holdco L.P./BIP-V Chinook Holdco LLC,

5.50%, 6/15/31 (1)	515	463

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   272   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Oil & Gas Producers – 7.9% continued

Crescent Energy Finance LLC,

7.25%, 5/1/26 (1)	$154	$145

9.25%, 2/15/28 (1)	70	67

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.,

5.75%, 4/1/25	15	15

5.63%, 5/1/27 (1)	65	63

6.00%, 2/1/29 (1)	175	167

8.00%, 4/1/29 (1)	10	10

7.38%, 2/1/31 (1)	101	101

CrownRock L.P./CrownRock Finance, Inc.,

5.63%, 10/15/25 (1)	216	212

5.00%, 5/1/29 (1)	96	89

DCP Midstream Operating L.P.,

6.75%, 9/15/37 (1)	75	81

Delek Logistics Partners L.P./Delek Logistics Finance Corp.,

6.75%, 5/15/25	25	24

7.13%, 6/1/28 (1)	50	46

Diamondback Energy, Inc.,

6.25%, 3/15/33	93	98

4.25%, 3/15/52	55	43

DT Midstream, Inc.,

4.13%, 6/15/29 (1)	113	99

Earthstone Energy Holdings LLC,

8.00%, 4/15/27 (1)	82	80

Energy Transfer L.P.,

(Variable, ICE LIBOR USD 3M + 4.03%), 8.89%, 4/19/23 (6) (7)	25	22

5.00%, 5/15/50	145	124

EnLink Midstream LLC,

5.63%, 1/15/28 (1)	25	25

5.38%, 6/1/29	93	90

6.50%, 9/1/30 (1)	259	262

EnLink Midstream Partners L.P.,

4.85%, 7/15/26	75	72

5.60%, 4/1/44	105	86

5.05%, 4/1/45	25	19

5.45%, 6/1/47	134	107

EQM Midstream Partners L.P.,

4.00%, 8/1/24	25	24

6.00%, 7/1/25 (1)	139	137

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Oil & Gas Producers – 7.9% continued

4.13%, 12/1/26	$115	$104

7.50%, 6/1/27 (1)	75	75

6.50%, 7/1/27 (1)	102	99

5.50%, 7/15/28	75	68

4.50%, 1/15/29 (1)	75	64

7.50%, 6/1/30 (1)	25	24

4.75%, 1/15/31 (1)	50	41

EQT Corp.,

6.13%, 2/1/25	25	25

3.13%, 5/15/26 (1)	25	23

3.90%, 10/1/27	50	47

7.00%, 2/1/30	25	26

Genesis Energy L.P./Genesis Energy Finance Corp.,

6.50%, 10/1/25	100	97

8.00%, 1/15/27	25	25

7.75%, 2/1/28	77	75

8.88%, 4/15/30	99	100

Gulfport Energy Corp.,

8.00%, 5/17/26 (1)	69	68

Harvest Midstream I L.P.,

7.50%, 9/1/28 (1)	125	125

Hess Midstream Operations L.P.,

5.13%, 6/15/28 (1)	100	95

4.25%, 2/15/30 (1)	95	85

5.50%, 10/15/30 (1)	75	70

Hilcorp Energy I L.P./Hilcorp Finance Co.,

6.25%, 11/1/28 (1)	70	66

5.75%, 2/1/29 (1)	82	75

6.00%, 4/15/30 (1)	50	46

6.00%, 2/1/31 (1)	191	176

Holly Energy Partners L.P./Holly Energy Finance Corp.,

6.38%, 4/15/27 (1)	75	74

5.00%, 2/1/28 (1)	25	23

Howard Midstream Energy Partners LLC,

6.75%, 1/15/27 (1)	75	71

ITT Holdings LLC,

6.50%, 8/1/29 (1)	192	162

Kinetik Holdings L.P.,

5.88%, 6/15/30 (1)	195	188

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   273   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Oil & Gas Producers – 7.9% continued

Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,

6.00%, 8/1/26 (1)	$75	$73

Martin Midstream Partners L.P./Martin Midstream Finance Corp.,

11.50%, 2/15/28 (1)	75	72

Matador Resources Co.,

5.88%, 9/15/26	131	129

Moss Creek Resources Holdings, Inc.,

7.50%, 1/15/26 (1)	50	46

MPLX L.P.,

4.95%, 3/14/52	103	90

Murphy Oil Corp.,

5.88%, 12/1/27	41	40

6.38%, 7/15/28	50	49

7.05%, 5/1/29	25	25

Murphy Oil U.S.A., Inc.,

4.75%, 9/15/29	50	46

New Fortress Energy, Inc.,

6.75%, 9/15/25 (1)	145	140

6.50%, 9/30/26 (1)	465	428

NGL Energy Operating LLC/NGL Energy Finance Corp.,

7.50%, 2/1/26 (1)	302	291

Northern Oil and Gas, Inc.,

8.13%, 3/1/28 (1)	427	424

NuStar Logistics L.P.,

5.75%, 10/1/25	135	131

6.00%, 6/1/26	25	25

6.38%, 10/1/30	25	24

Occidental Petroleum Corp.,

5.88%, 9/1/25	25	25

5.50%, 12/1/25	125	125

8.50%, 7/15/27	50	55

8.88%, 7/15/30	81	94

6.63%, 9/1/30	241	254

6.13%, 1/1/31	7	7

7.50%, 5/1/31	315	347

7.88%, 9/15/31	150	168

6.45%, 9/15/36	147	155

6.20%, 3/15/40	294	296

4.63%, 6/15/45	5	4

6.60%, 3/15/46	142	149

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Oil & Gas Producers – 7.9% continued

4.40%, 4/15/46	$19	$15

4.20%, 3/15/48	6	5

Ovintiv, Inc.,

8.13%, 9/15/30	25	28

PBF Holding Co. LLC/PBF Finance Corp.,

7.25%, 6/15/25	50	50

6.00%, 2/15/28	125	120

PDC Energy, Inc.,

5.75%, 5/15/26	60	58

Permian Resources Operating LLC,

5.38%, 1/15/26 (1)	100	95

7.75%, 2/15/26 (1)	38	38

6.88%, 4/1/27 (1)	93	91

5.88%, 7/1/29 (1)	236	223

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 8.97%, 5/5/23 (6) (7)	175	155

Plains All American Pipeline L.P./PAA Finance Corp.,

5.15%, 6/1/42	96	81

Range Resources Corp.,

8.25%, 1/15/29	75	79

Rockcliff Energy II LLC,

5.50%, 10/15/29 (1)	100	89

Rockies Express Pipeline LLC,

3.60%, 5/15/25 (1)	25	23

4.95%, 7/15/29 (1)	25	22

4.80%, 5/15/30 (1)	25	22

6.88%, 4/15/40 (1)	50	42

SM Energy Co.,

5.63%, 6/1/25	89	86

6.50%, 7/15/28	89	85

Southwestern Energy Co.,

5.70%, 1/23/25	14	14

5.38%, 2/1/29	115	108

5.38%, 3/15/30	50	47

4.75%, 2/1/32	50	44

Sunoco L.P./Sunoco Finance Corp.,

6.00%, 4/15/27	75	74

4.50%, 4/30/30	100	90

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,

7.50%, 10/1/25 (1)	28	28

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   274   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Oil & Gas Producers – 7.9% continued

6.00%, 3/1/27 (1)	$5	$5

6.00%, 12/31/30 (1)	135	121

6.00%, 9/1/31 (1)	50	44

Talos Production, Inc.,

12.00%, 1/15/26	25	27

Tap Rock Resources LLC,

7.00%, 10/1/26 (1)	338	296

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,

4.00%, 1/15/32	81	71

Venture Global Calcasieu Pass LLC,

3.88%, 8/15/29 (1)	25	23

4.13%, 8/15/31 (1)	176	155

3.88%, 11/1/33 (1)	622	522

Western Midstream Operating L.P.,

4.50%, 3/1/28	50	47

4.75%, 8/15/28	25	24

6.15%, 4/1/33	20	20

5.45%, 4/1/44	143	125

5.30%, 3/1/48	100	85

5.50%, 8/15/48	25	22

5.50%, 2/1/50	301	255

		16,957

Oil & Gas Services & Equipment – 1.5%

Archrock Partners L.P./Archrock Partners Finance Corp.,

6.88%, 4/1/27 (1)	54	53

6.25%, 4/1/28 (1)	419	402

Bristow Group, Inc.,

6.88%, 3/1/28 (1)	75	70

Global Marine, Inc.,

7.00%, 6/1/28	50	39

Nabors Industries Ltd.,

7.25%, 1/15/26 (1)	95	91

7.50%, 1/15/28 (1)	62	57

Nabors Industries, Inc.,

5.75%, 2/1/25	328	318

7.38%, 5/15/27 (1)	272	266

Nine Energy Service, Inc.,

13.00%, 2/1/28	50	47

Noble Finance Co.,

11.00%, (100% Cash), 2/15/28 (1) (3)	1	2

11.00%, (100% Cash), 2/15/28 (3)	10	11

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Oil & Gas Services & Equipment – 1.5% continued

Solaris Midstream Holdings LLC,

7.63%, 4/1/26 (1)	$75	$72

Transocean Titan Financing Ltd.,

8.38%, 2/1/28 (1)	75	77

Transocean, Inc.,

7.25%, 11/1/25 (1)	100	95

7.50%, 1/15/26	161	146

11.50%, 1/30/27 (1)	127	131

8.00%, 2/1/27 (1)	75	67

8.75%, 2/15/30 (1)	381	389

7.50%, 4/15/31	75	57

6.80%, 3/15/38	25	17

U.S.A. Compression Partners L.P./U.S.A. Compression Finance Corp.,

6.88%, 4/1/26	244	237

6.88%, 9/1/27	82	78

Valaris Ltd.,

8.25%, (100% Cash), 4/30/28 (3)	25	25

Weatherford International Ltd.,

11.00%, 12/1/24 (10)	4	4

6.50%, 9/15/28 (1)	53	53

8.63%, 4/30/30 (1)	329	337

		3,141

Publishing & Broadcasting – 1.6%

Audacy Capital Corp.,

6.75%, 3/31/29 (1)	25	2

Clear Channel Outdoor Holdings, Inc.,

5.13%, 8/15/27 (1)	538	483

7.75%, 4/15/28 (1)	909	682

7.50%, 6/1/29 (1)	790	561

Gray Escrow II, Inc.,

5.38%, 11/15/31 (1)	150	100

Gray Television, Inc.,

5.88%, 7/15/26 (1)	25	22

4.75%, 10/15/30 (1)	150	99

iHeartCommunications, Inc.,

6.38%, 5/1/26	27	23

8.38%, 5/1/27	75	55

5.25%, 8/15/27 (1)	100	82

Lamar Media Corp.,

4.00%, 2/15/30	75	66

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   275   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Publishing & Broadcasting – 1.6% continued

McGraw-Hill Education, Inc.,

8.00%, 8/1/29 (1)	$50	$41

News Corp.,

3.88%, 5/15/29 (1)	125	111

5.13%, 2/15/32 (1)	125	117

Nexstar Media, Inc.,

5.63%, 7/15/27 (1)	100	92

4.75%, 11/1/28 (1)	75	67

Scripps Escrow II, Inc.,

5.38%, 1/15/31 (1)	705	485

Scripps Escrow, Inc.,

5.88%, 7/15/27 (1)	25	18

Sinclair Television Group, Inc.,

5.13%, 2/15/27 (1)	50	44

5.50%, 3/1/30 (1)	25	20

4.13%, 12/1/30 (1)	270	218

		3,388

Real Estate Investment Trusts – 1.9%

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,

4.50%, 4/1/27 (1)	47	38

Diversified Healthcare Trust,

9.75%, 6/15/25	88	85

GLP Capital L.P./GLP Financing II, Inc.,

3.25%, 1/15/32	95	77

HAT Holdings I LLC/HAT Holdings II LLC,

3.38%, 6/15/26 (1)	149	129

3.75%, 9/15/30 (1)	25	19

Iron Mountain Information Management Services, Inc.,

5.00%, 7/15/32 (1)	200	172

Iron Mountain, Inc.,

5.25%, 3/15/28 (1)	50	48

5.00%, 7/15/28 (1)	25	23

4.88%, 9/15/29 (1)	50	45

5.25%, 7/15/30 (1)	182	164

4.50%, 2/15/31 (1)	100	86

5.63%, 7/15/32 (1)	57	52

MPT Operating Partnership L.P./MPT Finance Corp.,

5.25%, 8/1/26	108	97

5.00%, 10/15/27	150	123

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Real Estate Investment Trusts – 1.9% continued

4.63%, 8/1/29	$245	$181

3.50%, 3/15/31	100	67

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,

7.50%, 6/1/25 (1)	75	75

5.88%, 10/1/28 (1)	75	69

4.88%, 5/15/29 (1)	75	65

RHP Hotel Properties L.P./RHP Finance Corp.,

4.75%, 10/15/27	243	228

4.50%, 2/15/29 (1)	93	84

RLJ Lodging Trust L.P.,

3.75%, 7/1/26 (1)	75	69

4.00%, 9/15/29 (1)	266	222

SBA Communications Corp.,

3.88%, 2/15/27	164	155

3.13%, 2/1/29	159	138

Service Properties Trust,

4.35%, 10/1/24	25	24

5.25%, 2/15/26	50	44

4.75%, 10/1/26	100	83

4.95%, 10/1/29	200	151

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC,

6.00%, 1/15/30 (1)	25	15

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,

10.50%, 2/15/28 (1)	307	298

4.75%, 4/15/28 (1)	50	39

6.50%, 2/15/29 (1)	25	15

VICI Properties L.P.,

5.63%, 5/15/52	89	80

VICI Properties L.P./VICI Note Co., Inc.,

5.63%, 5/1/24 (1)	25	25

4.25%, 12/1/26 (1)	93	87

5.75%, 2/1/27 (1)	50	49

3.75%, 2/15/27 (1)	75	69

4.50%, 1/15/28 (1)	50	46

4.63%, 12/1/29 (1)	338	308

4.13%, 8/15/30 (1)	165	146

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   276   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Real Estate Investment Trusts – 1.9% continued

XHR L.P.,

6.38%, 8/15/25 (1)	$50	$49

4.88%, 6/1/29 (1)	50	42

		4,081

Real Estate Owners & Developers – 0.2%

Greystar Real Estate Partners LLC,

5.75%, 12/1/25 (1)	50	49

Howard Hughes (The) Corp.,

5.38%, 8/1/28 (1)	150	137

4.13%, 2/1/29 (1)	50	42

4.38%, 2/1/31 (1)	100	80

Kennedy-Wilson, Inc.,

4.75%, 2/1/30	25	18

		326

Real Estate Services – 0.2%

Cushman & Wakefield U.S. Borrower LLC,

6.75%, 5/15/28 (1)	109	98

Realogy Group LLC/Realogy Co-Issuer Corp.,

5.75%, 1/15/29 (1)	129	96

5.25%, 4/15/30 (1)	217	158

		352

Retail - Consumer Staples – 0.4%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,

3.25%, 3/15/26 (1)	87	82

7.50%, 3/15/26 (1)	25	26

4.63%, 1/15/27 (1)	104	100

5.88%, 2/15/28 (1)	35	35

6.50%, 2/15/28 (1)	140	140

3.50%, 3/15/29 (1)	108	94

4.88%, 2/15/30 (1)	115	107

Arko Corp.,

5.13%, 11/15/29 (1)	25	21

Ingles Markets, Inc.,

4.00%, 6/15/31 (1)	100	87

Rite Aid Corp.,

8.00%, 11/15/26 (1)	75	36

SEG Holding LLC/SEG Finance Corp.,

5.63%, 10/15/28 (1)	100	95

		823

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Retail – Discretionary – 3.2%

Abercrombie & Fitch Management Co.,

8.75%, 7/15/25 (1)	$25	$25

American Builders & Contractors Supply Co., Inc.,

4.00%, 1/15/28 (1)	25	23

3.88%, 11/15/29 (1)	96	82

Asbury Automotive Group, Inc.,

4.63%, 11/15/29 (1)	25	22

4.75%, 3/1/30	25	22

5.00%, 2/15/32 (1)	35	31

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,

5.75%, 7/15/27 (1)	50	48

4.75%, 4/1/28 (1)	100	91

5.38%, 3/1/29 (1)	50	46

Bath & Body Works, Inc.,

9.38%, 7/1/25 (1)	15	16

6.63%, 10/1/30 (1)	150	146

6.88%, 11/1/35	25	23

6.75%, 7/1/36	100	89

BCPE Ulysses Intermediate, Inc.,

7.75%, (100% Cash), 4/1/27 (1) (3)	25	20

Beacon Roofing Supply, Inc.,

4.50%, 11/15/26 (1)	25	24

4.13%, 5/15/29 (1)	25	22

Builders FirstSource, Inc.,

5.00%, 3/1/30 (1)	75	69

4.25%, 2/1/32 (1)	225	196

6.38%, 6/15/32 (1)	100	100

Evergreen Acqco 1 L.P./TVI, Inc.,

9.75%, 4/26/28 (1)	25	24

Foundation Building Materials, Inc.,

6.00%, 3/1/29 (1)	25	20

Gap (The), Inc.,

3.63%, 10/1/29 (1)	25	18

3.88%, 10/1/31 (1)	50	35

GYP Holdings III Corp.,

4.63%, 5/1/29 (1)	108	92

Hertz (The) Corp.,

5.00%, 12/1/29 (1)	269	223

Ken Garff Automotive LLC,

4.88%, 9/15/28 (1)	25	21

Kohl’s Corp.,

3.63%, 5/1/31	25	17

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   277   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Retail - Discretionary – 3.2% continued

5.55%, 7/17/45	$25	$15

LBM Acquisition LLC,

6.25%, 1/15/29 (1)	50	38

LCM Investments Holdings II LLC,

4.88%, 5/1/29 (1)	204	171

Lithia Motors, Inc.,

4.63%, 12/15/27 (1)	125	116

3.88%, 6/1/29 (1)	98	85

LSF9 Atlantis Holdings LLC/Victra Finance Corp.,

7.75%, 2/15/26 (1)	150	136

Macy’s Retail Holdings LLC,

5.88%, 4/1/29 (1)	50	46

6.13%, 3/15/32 (1)	25	22

4.50%, 12/15/34	50	36

5.13%, 1/15/42	150	100

Metis Merger Sub LLC,

6.50%, 5/15/29 (1)	150	125

Michaels (The) Cos., Inc.,

7.88%, 5/1/29 (1)	25	18

NMG Holding Co., Inc./Neiman Marcus Group LLC,

7.13%, 4/1/26 (1)	58	55

Nordstrom, Inc.,

4.38%, 4/1/30	25	19

Patrick Industries, Inc.,

7.50%, 10/15/27 (1)	50	49

4.75%, 5/1/29 (1)	75	65

PetSmart, Inc./PetSmart Finance Corp.,

4.75%, 2/15/28 (1)	250	235

7.75%, 2/15/29 (1)	250	245

QVC, Inc.,

4.45%, 2/15/25	50	30

4.75%, 2/15/27	50	21

Sonic Automotive, Inc.,

4.63%, 11/15/29 (1)	25	21

4.88%, 11/15/31 (1)	75	60

Specialty Building Products Holdings LLC/SBP Finance Corp.,

6.38%, 9/30/26 (1)	530	487

SRS Distribution, Inc.,

4.63%, 7/1/28 (1)	683	607

6.13%, 7/1/29 (1)	190	160

6.00%, 12/1/29 (1)	1,146	946

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Retail - Discretionary – 3.2% continued

Staples, Inc.,

7.50%, 4/15/26 (1)	$246	$216

10.75%, 4/15/27 (1)	50	36

Victoria’s Secret & Co.,

4.63%, 7/15/29 (1)	50	41

White Cap Buyer LLC,

6.88%, 10/15/28 (1)	1,217	1,056

White Cap Parent LLC,

8.25%, 3/15/26 (1) (3)	172	156

		6,958

Semiconductors – 0.5%

Amkor Technology, Inc.,

6.63%, 9/15/27 (1)	25	25

Broadcom, Inc.,

4.30%, 11/15/32	89	82

3.42%, 4/15/33 (1)	98	82

3.14%, 11/15/35 (1)	54	42

Coherent Corp.,

5.00%, 12/15/29 (1)	121	110

Entegris Escrow Corp.,

4.75%, 4/15/29 (1)	445	421

5.95%, 6/15/30 (1)	85	82

Synaptics, Inc.,

4.00%, 6/15/29 (1)	135	116

		960

Software – 2.5%

Alteryx, Inc.,

8.75%, 3/15/28 (1)	56	56

AthenaHealth Group, Inc.,

6.50%, 2/15/30 (1)	577	468

Black Knight InfoServ LLC,

3.63%, 9/1/28 (1)	90	82

Boxer Parent Co., Inc.,

7.13%, 10/2/25 (1)	101	100

9.13%, 3/1/26 (1)	227	220

Camelot Finance S.A.,

4.50%, 11/1/26 (1)	152	144

Castle U.S. Holding Corp.,

9.50%, 2/15/28 (1)	50	20

Central Parent, Inc./CDK Global, Inc.,

7.25%, 6/15/29 (1)	165	162

Clarivate Science Holdings Corp.,

3.88%, 7/1/28 (1)	264	236

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   278   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Software – 2.5% continued

4.88%, 7/1/29 (1)	$169	$153

Cloud Software Group Holdings, Inc.,

6.50%, 3/31/29 (1)	956	846

Condor Merger Sub, Inc.,

7.38%, 2/15/30 (1)	311	261

Consensus Cloud Solutions, Inc.,

6.00%, 10/15/26 (1)	51	44

6.50%, 10/15/28 (1)	78	65

CWT Travel Group, Inc.,

8.50%, 11/19/26 (10)	641	500

Elastic N.V.,

4.13%, 7/15/29 (1)	122	104

Gen Digital, Inc.,

6.75%, 9/30/27 (1)	50	50

7.13%, 9/30/30 (1)	75	75

GoTo Group, Inc.,

5.50%, 9/1/27 (1)	150	77

MicroStrategy, Inc.,

6.13%, 6/15/28 (1)	95	84

Oracle Corp.,

6.25%, 11/9/32	130	140

6.90%, 11/9/52	182	204

SS&C Technologies, Inc.,

5.50%, 9/30/27 (1)	355	344

Twilio, Inc.,

3.63%, 3/15/29	22	19

3.88%, 3/15/31	876	743

Veritas U.S., Inc./Veritas Bermuda Ltd.,

7.50%, 9/1/25 (1)	123	93

ZoomInfo Technologies LLC/ZoomInfo Finance Corp.,

3.88%, 2/1/29 (1)	193	167

		5,457

Specialty Finance – 2.0%

Ally Financial, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 5/15/26 (5) (6)	25	18

6.70%, 2/14/33	25	22

Blackstone Mortgage Trust, Inc.,

3.75%, 1/15/27 (1)	75	59

Carnelian Point Holdings LP,

5.00%, 6/30/28 (1) (10)	5	53

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Specialty Finance – 2.0% continued

Curo Group Holdings Corp.,

7.50%, 8/1/28 (1)	$25	$10

Enact Holdings, Inc.,

6.50%, 8/15/25 (1)	219	214

FirstCash, Inc.,

4.63%, 9/1/28 (1)	50	44

5.63%, 1/1/30 (1)	25	23

Fortress Transportation and Infrastructure Investors LLC,

6.50%, 10/1/25 (1)	204	204

9.75%, 8/1/27 (1)	68	72

5.50%, 5/1/28 (1)	185	169

Freedom Mortgage Corp.,

7.63%, 5/1/26 (1)	75	60

6.63%, 1/15/27 (1)	100	77

Jefferies Finance LLC/JFIN Co-Issuer Corp.,

5.00%, 8/15/28 (1)	200	169

Jefferson Capital Holdings LLC,

6.00%, 8/15/26 (1)	50	42

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

5.25%, 10/1/25	10	9

4.25%, 2/1/27 (1)	72	57

4.75%, 6/15/29 (1)	25	18

MGIC Investment Corp.,

5.25%, 8/15/28	175	166

Midcap Financial Issuer Trust,

6.50%, 5/1/28 (1)	200	170

Nationstar Mortgage Holdings, Inc.,

6.00%, 1/15/27 (1)	25	23

5.50%, 8/15/28 (1)	75	64

5.13%, 12/15/30 (1)	25	19

5.75%, 11/15/31 (1)	85	66

Navient Corp.,

6.13%, 3/25/24	150	148

5.88%, 10/25/24	25	24

6.75%, 6/25/25	200	194

6.75%, 6/15/26	75	73

5.00%, 3/15/27	50	44

5.50%, 3/15/29	218	184

5.63%, 8/1/33	25	19

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   279   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Specialty Finance – 2.0% continued

OneMain Finance Corp.,

6.13%, 3/15/24	$61	$59

6.88%, 3/15/25	155	150

7.13%, 3/15/26	224	215

3.50%, 1/15/27	117	98

6.63%, 1/15/28	75	69

5.38%, 11/15/29	145	122

4.00%, 9/15/30	25	19

PennyMac Financial Services, Inc.,

4.25%, 2/15/29 (1)	50	40

5.75%, 9/15/31 (1)	100	79

PRA Group, Inc.,

8.38%, 2/1/28 (1)	50	50

Provident Funding Associates L.P./PFG Finance Corp.,

6.38%, 6/15/25 (1)	50	44

Radian Group, Inc.,

4.50%, 10/1/24	75	72

4.88%, 3/15/27	100	94

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,

2.88%, 10/15/26 (1)	138	124

3.88%, 3/1/31 (1)	75	62

4.00%, 10/15/33 (1)	200	159

SLM Corp.,

3.13%, 11/2/26	222	189

Starwood Property Trust, Inc.,

3.75%, 12/31/24 (1)	109	101

Synchrony Financial,

7.25%, 2/2/33	50	44

United Wholesale Mortgage LLC,

5.75%, 6/15/27 (1)	25	22

5.50%, 4/15/29 (1)	50	42

World Acceptance Corp.,

7.00%, 11/1/26 (1)	25	19

		4,387

Steel – 2.7%

ATI, Inc.,

5.88%, 12/1/27	741	724

4.88%, 10/1/29	140	127

5.13%, 10/1/31	75	68

Big River Steel LLC/BRS Finance Corp.,

6.63%, 1/31/29 (1)	1,553	1,541

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Steel – 2.7% continued

Carpenter Technology Corp.,

6.38%, 7/15/28	$100	$98

7.63%, 3/15/30	143	148

Cleveland-Cliffs, Inc.,

6.75%, 3/15/26 (1)	295	300

5.88%, 6/1/27	75	74

4.63%, 3/1/29 (1)	25	23

4.88%, 3/1/31 (1)	50	46

Commercial Metals Co.,

4.13%, 1/15/30	25	22

4.38%, 3/15/32	25	22

Specialty Steel Supply, Inc.,

11.00%, 11/15/26 (2) (10)	2,670	2,670

TMS International Corp.,

6.25%, 4/15/29 (1)	25	19

		5,882

Technology Hardware – 1.6%

CDW LLC/CDW Finance Corp.,

3.25%, 2/15/29	100	88

Ciena Corp.,

4.00%, 1/31/30 (1)	50	43

CommScope Technologies LLC,

6.00%, 6/15/25 (1)	214	202

5.00%, 3/15/27 (1)	25	18

CommScope, Inc.,

6.00%, 3/1/26 (1)	50	48

8.25%, 3/1/27 (1)	225	184

7.13%, 7/1/28 (1)	125	92

4.75%, 9/1/29 (1)	250	208

Diebold Nixdorf, Inc.,

9.38%, 7/15/25 (1)	25	13

8.50%, (100% Cash),

10/15/26 (1) (3)	25	6

Imola Merger Corp.,

4.75%, 5/15/29 (1)	552	494

Likewize Corp.,

9.75%, 10/15/25 (1)	25	23

NCR Corp.,

5.75%, 9/1/27 (1)	75	74

5.00%, 10/1/28 (1)	50	44

5.13%, 4/15/29 (1)	100	87

6.13%, 9/1/29 (1)	214	211

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   280   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Technology Hardware – 1.6% continued

Seagate HDD Cayman,

4.13%, 1/15/31	$105	$88

9.63%, 12/1/32 (1)	148	166

TTM Technologies, Inc.,

4.00%, 3/1/29 (1)	75	65

Viasat, Inc.,

5.63%, 9/15/25 (1)	751	712

6.50%, 7/15/28 (1)	600	443

Viavi Solutions, Inc.,

3.75%, 10/1/29 (1)	84	72

Xerox Holdings Corp.,

5.00%, 8/15/25 (1)	50	47

5.50%, 8/15/28 (1)	50	43

		3,471

Technology Services – 2.3%

Acuris Finance U.S., Inc./Acuris Finance S.a.r.l.,

5.00%, 5/1/28 (1)	200	157

Ahead DB Holdings LLC,

6.63%, 5/1/28 (1)	114	94

Block, Inc.,

2.75%, 6/1/26	102	93

3.50%, 6/1/31	359	295

CoreLogic, Inc.,

4.50%, 5/1/28 (1)	189	143

Dun & Bradstreet (The) Corp.,

5.00%, 12/15/29 (1)	1,311	1,135

Exela Intermediate LLC/Exela Finance, Inc.,

11.50%, 7/15/26 (1)	98	13

Fair Isaac Corp.,

5.25%, 5/15/26 (1)	65	65

4.00%, 6/15/28 (1)	25	23

Gartner, Inc.,

4.50%, 7/1/28 (1)	88	83

Global Payments, Inc.,

5.40%, 8/15/32	186	182

5.95%, 8/15/52	43	41

HealthEquity, Inc.,

4.50%, 10/1/29 (1)	254	226

KBR, Inc.,

4.75%, 9/30/28 (1)	87	78

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Technology Services – 2.3% continued

MPH Acquisition Holdings LLC,

5.50%, 9/1/28 (1)	$50	$40

5.75%, 11/1/28 (1)	100	72

MSCI, Inc.,

4.00%, 11/15/29 (1)	150	137

3.63%, 9/1/30 (1)	100	87

3.88%, 2/15/31 (1)	130	116

3.63%, 11/1/31 (1)	50	43

3.25%, 8/15/33 (1)	75	61

Neptune Bidco U.S., Inc.,

9.29%, 4/15/29 (1)	273	253

Paysafe Finance PLC/Paysafe Holdings U.S. Corp.,

4.00%, 6/15/29 (1)	50	39

Presidio Holdings, Inc.,

4.88%, 2/1/27 (1)	87	83

8.25%, 2/1/28 (1)	490	466

Sabre GLBL, Inc.,

9.25%, 4/15/25 (1)	120	113

11.25%, 12/15/27 (1)	78	73

Science Applications International Corp.,

4.88%, 4/1/28 (1)	135	126

Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,

4.63%, 11/1/26 (1)	133	125

Vericast Corp.,

11.00%, 9/15/26 (1)	51	53

Verscend Escrow Corp.,

9.75%, 8/15/26 (1)	493	493

		5,008

Telecommunications – 2.1%

Cogent Communications Group, Inc.,

7.00%, 6/15/27 (1)	75	74

Embarq Corp.,

8.00%, 6/1/36	50	21

Frontier Communications Holdings LLC,

5.88%, 10/15/27 (1)	35	32

5.00%, 5/1/28 (1)	145	126

6.75%, 5/1/29 (1)	75	59

5.88%, 11/1/29	15	12

6.00%, 1/15/30 (1)	50	38

8.75%, 5/15/30 (1)	520	518

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   281   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Telecommunications – 2.1% continued

Hughes Satellite Systems Corp.,

6.63%, 8/1/26	$50	$47

Intelsat Jackson Holdings S.A.,

8.50%, 10/15/24 (2) (10)	75	–

Level 3 Financing, Inc.,

3.40%, 3/1/27 (1)	125	99

4.63%, 9/15/27 (1)	64	38

4.25%, 7/1/28 (1)	125	71

3.63%, 1/15/29 (1)	240	133

3.75%, 7/15/29 (1)	100	53

3.88%, 11/15/29 (1)	63	46

10.50%, 5/15/30 (1)	100	96

Lumen Technologies, Inc.,

4.00%, 2/15/27 (1)	215	142

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,

4.75%, 4/30/27 (1)	151	129

6.00%, 2/15/28 (1)	5	4

Sprint Capital Corp.,

6.88%, 11/15/28	382	410

8.75%, 3/15/32	488	594

Sprint LLC,

7.88%, 9/15/23	275	277

7.13%, 6/15/24	150	153

7.63%, 2/15/25	25	26

7.63%, 3/1/26	125	132

T-Mobile U.S.A., Inc.,

2.63%, 4/15/26	75	70

4.75%, 2/1/28	150	148

3.38%, 4/15/29	200	182

Zayo Group Holdings, Inc.,

4.00%, 3/1/27 (1)	553	420

6.13%, 3/1/28 (1)	399	243

		4,393

Transportation & Logistics – 1.1%

Allegiant Travel Co.,

7.25%, 8/15/27 (1)	50	50

American Airlines, Inc.,

11.75%, 7/15/25 (1)	492	538

7.25%, 2/15/28 (1)	71	69

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,

5.50%, 4/20/26 (1)	202	199

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Transportation & Logistics – 1.1% continued

5.75%, 4/20/29 (1)	$441	$423

Cargo Aircraft Management, Inc.,

4.75%, 2/1/28 (1)	50	45

Delta Air Lines, Inc.,

7.38%, 1/15/26	25	26

4.38%, 4/19/28	25	23

Delta Air Lines, Inc./SkyMiles IP Ltd.,

4.75%, 10/20/28 (1)	50	48

First Student Bidco, Inc./First Transit Parent, Inc.,

4.00%, 7/31/29 (1)	25	22

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,

5.75%, 1/20/26 (1)	112	106

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	173	173

Rand Parent LLC,

8.50%, 2/15/30 (1)	75	70

Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,

8.00%, 9/20/25 (1)	30	30

8.00%, 9/20/25 (1)	80	81

United Airlines Pass Through Trust,

Series 2020-1, Class A,

5.88%, 10/15/27	19	19

United Airlines Pass Through Trust,

Series 2020-1, Class B,

4.88%, 1/15/26	32	31

United Airlines, Inc.,

4.38%, 4/15/26 (1)	205	196

4.63%, 4/15/29 (1)	210	190

Western Global Airlines LLC,

10.38%, 8/15/25 (1)	50	20

		2,359

Transportation Equipment – 0.1%

Allison Transmission, Inc.,

4.75%, 10/1/27	25	24

3.75%, 1/30/31 (1)	25	21

Wabash National Corp.,

4.50%, 10/15/28 (1)	115	100

		145

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   282   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.1% continued

Wholesale - Consumer Staples – 0.3%

C&S Group Enterprises LLC,

5.00%, 12/15/28 (1)	$25	$19

Performance Food Group, Inc.,

5.50%, 10/15/27 (1)	50	49

4.25%, 8/1/29 (1)	180	162

U.S. Foods, Inc.,

6.25%, 4/15/25 (1)	180	182

4.75%, 2/15/29 (1)	236	218

United Natural Foods, Inc.,

6.75%, 10/15/28 (1)	25	23

		653

Wholesale - Discretionary – 0.0%

KAR Auction Services, Inc.,

5.13%, 6/1/25(1)	25	25

Total Corporate Bonds

(Cost $177,808)		167,685

FOREIGN ISSUER BONDS – 9.2%

Aerospace & Defense – 0.7%

Bombardier, Inc.,

7.50%, 3/15/25 (1)	20	20

7.13%, 6/15/26 (1)	455	457

7.88%, 4/15/27 (1)	265	268

6.00%, 2/15/28 (1)	253	246

7.50%, 2/1/29 (1)	223	228

Rolls-Royce PLC,

5.75%, 10/15/27 (1)	208	207

		1,426

Automotive – 0.1%

Jaguar Land Rover Automotive PLC,

7.75%, 10/15/25(1)	200	196

Banking – 0.1%

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 3/15/28 (5)	200	137

Intesa Sanpaolo S.p.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.60%), 4.20%, 6/1/32 (1) (5)	200	145

		282

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Beverages – 0.0%

Primo Water Holdings, Inc.,

4.38%, 4/30/29(1)	$125	$109

Biotechnology & Pharmaceuticals – 0.1%

Teva Pharmaceutical Finance Netherlands III B.V.,

3.15%, 10/1/26	164	148

Cable & Satellite – 0.4%

Altice Financing S.A.,

5.00%, 1/15/28 (1)	200	163

5.75%, 8/15/29 (1)	323	257

UPC Broadband Finco B.V.,

4.88%, 7/15/31 (1)	200	173

Videotron Ltd.,

5.13%, 4/15/27 (1)	50	48

3.63%, 6/15/29 (1)	50	43

Ziggo B.V.,

4.88%, 1/15/30 (1)	200	170

		854

Chemicals – 0.1%

Herens Holdco S.a.r.l.,

4.75%, 5/15/28 (1)	200	161

Methanex Corp.,

5.13%, 10/15/27	25	24

NOVA Chemicals Corp.,

5.25%, 6/1/27 (1)	25	23

4.25%, 5/15/29 (1)	25	20

		228

Commercial Support Services – 0.4%

Garda World Security Corp.,

4.63%, 2/15/27 (1)	200	179

7.75%, 2/15/28 (1)	90	89

6.00%, 6/1/29 (1)	75	60

GFL Environmental, Inc.,

4.25%, 6/1/25 (1)	4	4

3.75%, 8/1/25 (1)	45	43

5.13%, 12/15/26 (1)	165	161

3.50%, 9/1/28 (1)	14	13

4.75%, 6/15/29 (1)	228	213

		762

Construction Materials – 0.1%

Cemex S.A.B. de C.V.,

5.45%, 11/19/29(1)	250	235

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   283   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Containers & Packaging – 0.6%

ARD Finance S.A.,

6.50%, 6/30/27 (1) (3)	$400	$306

Intelligent Packaging Holdco Issuer L.P.,

9.00%, (100% Cash), 1/15/26 (1) (3)	25	17

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC,

6.00%, 9/15/28 (1)	595	512

Trivium Packaging Finance B.V.,

5.50%, 8/15/26 (1)	35	34

8.50%, 8/15/27 (1)	345	314

		1,183

Electric Utilities – 0.1%

TransAlta Corp.,

7.75%, 11/15/29	145	152

Electrical Equipment – 0.2%

TK Elevator Holdco GmbH,

7.63%, 7/15/28 (1)	200	173

TK Elevator U.S. Newco, Inc.,

5.25%, 7/15/27 (1)	200	189

		362

Forestry, Paper & Wood Products – 0.0%

Mercer International, Inc.,

5.13%, 2/1/29	50	43

Gas & Water Utilities – 0.0%

Superior Plus L.P./Superior General Partner, Inc.,

4.50%, 3/15/29(1)	50	45

Home Construction – 0.1%

Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC,

5.00%, 6/15/29 (1)	151	115

4.88%, 2/15/30 (1)	25	19

Empire Communities Corp.,

7.00%, 12/15/25 (1)	25	22

Mattamy Group Corp.,

5.25%, 12/15/27 (1)	40	38

4.63%, 3/1/30 (1)	140	122

		316

Household Products – 0.0%

Edgewell Personal Care Co.,

5.50%, 6/1/28 (1)	75	72

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Household Products – 0.0% continued

Kronos Acquisition Holdings, Inc./KIK

Custom Products, Inc.,

7.00%, 12/31/27 (1)	$25	$22

		94

Industrial Support Services – 0.0%

Ritchie Bros. Holdings, Inc.,

6.75%, 3/15/28 (1)	69	71

7.75%, 3/15/31 (1)	25	26

		97

Insurance – 0.3%

Jones Deslauriers Insurance Management, Inc.,

8.50%, 3/15/30 (1)	618	641

10.50%, 12/15/30 (1)	72	72

		713

Leisure Facilities & Services – 0.6%

1011778 B.C. ULC/New Red Finance, Inc.,

3.88%, 1/15/28 (1)	86	80

4.38%, 1/15/28 (1)	25	23

4.00%, 10/15/30 (1)	425	364

Melco Resorts Finance Ltd.,

4.88%, 6/6/25 (1)	200	188

Merlin Entertainments Ltd.,

5.75%, 6/15/26 (1)	200	190

MGM China Holdings Ltd.,

5.38%, 5/15/24 (1)	200	195

Wynn Macau Ltd.,

5.50%, 10/1/27 (1)	200	175

		1,215

Machinery – 0.8%

Husky III Holding Ltd.,

13.00%, 2/15/25 (1) (3)	110	93

Titan Acquisition Ltd./Titan Co-Borrower LLC,

7.75%, 4/15/26 (1)	1,825	1,528

		1,621

Metals & Mining – 1.1%

Baffinland Iron Mines Corp./Baffinland Iron Mines L.P.,

8.75%, 7/15/26 (1)	1,710	1,631

FMG Resources Pty. Ltd., Series 2006,

5.88%, 4/15/30 (1)	100	96

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   284   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Metals & Mining – 1.1% continued

4.38%, 4/1/31 (1)	$150	$132

6.13%, 4/15/32 (1)	100	96

Hudbay Minerals, Inc.,

4.50%, 4/1/26 (1)	25	23

IAMGOLD Corp.,

5.75%, 10/15/28 (1)	25	19

Mineral Resources Ltd.,

8.13%, 5/1/27 (1)	50	51

8.00%, 11/1/27 (1)	50	51

8.50%, 5/1/30 (1)	75	77

New Gold, Inc.,

7.50%, 7/15/27 (1)	154	148

		2,324

Oil & Gas Producers – 0.8%

Athabasca Oil Corp.,

9.75%, 11/1/26 (1)	84	88

eG Global Finance PLC,

6.75%, 2/7/25 (1)	400	370

Energean Israel Finance Ltd.,

5.38%, 3/30/28	25	22

5.88%, 3/30/31	25	22

Ithaca Energy North Sea PLC,

9.00%, 7/15/26 (1)	200	191

Leviathan Bond Ltd.,

6.13%, 6/30/25	25	24

6.50%, 6/30/27	25	24

OGX Austria GmbH,

8.50%, 6/1/18 (1) (2) (8) (10)	2,420	–

8.38%, 4/1/22 (1) (2) (8) (10)	1,800	–

Parkland Corp.,

5.88%, 7/15/27 (1)	50	49

4.50%, 10/1/29 (1)	200	178

4.63%, 5/1/30 (1)	50	44

Teine Energy Ltd.,

6.88%, 4/15/29 (1)	810	741

Vermilion Energy, Inc.,

6.88%, 5/1/30 (1)	50	46

		1,799

Oil & Gas Services & Equipment – 0.2%

Enerflex Ltd.,

9.00%, 10/15/27 (1)	115	112

Ensign Drilling, Inc.,

9.25%, 4/15/24 (1)	50	48

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Oil & Gas Services & Equipment – 0.2% continued

Precision Drilling Corp.,

7.13%, 1/15/26 (1)	$75	$73

6.88%, 1/15/29 (1)	25	23

Shelf Drilling Holdings Ltd.,

8.88%, 11/15/24 (1)	25	25

8.25%, 2/15/25 (1)	250	222

Shelf Drilling North Sea Holdings Ltd.,

10.25%, 10/31/25 (1)	25	25

		528

Software – 0.3%

Open Text Corp.,

6.90%, 12/1/27 (1)	252	260

3.88%, 2/15/28 (1)	75	67

3.88%, 12/1/29 (1)	50	42

Open Text Holdings, Inc.,

4.13%, 2/15/30 (1)	150	129

4.13%, 12/1/31 (1)	125	103

		601

Specialty Finance – 0.2%

Global Aircraft Leasing Co. Ltd.,

6.50%, 9/15/24 (1) (3)	318	287

VistaJet Malta Finance PLC/XO Management Holding, Inc.,

7.88%, 5/1/27 (1)	75	72

6.38%, 2/1/30 (1)	131	117

		476

Technology Services – 0.1%

CA Magnum Holdings,

5.38%, 10/31/26(1)	200	175

Telecommunications – 1.7%

Altice France Holding S.A.,

10.50%, 5/15/27 (1)	200	153

6.00%, 2/15/28 (1)	560	357

Altice France S.A.,

8.13%, 2/1/27 (1)	200	185

5.50%, 1/15/28 (1)	370	304

5.13%, 7/15/29 (1)	315	237

5.50%, 10/15/29 (1)	200	153

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	900	846

Digicel Group Holdings Ltd.,

8.00%, (100% Cash), 4/1/25 (1) (3)	50	20

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   285   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Telecommunications – 1.7% continued

Iliad Holding SASU,

6.50%, 10/15/26 (1)	$237	$226

7.00%, 10/15/28 (1)	130	123

Telecom Italia Capital S.A.,

6.38%, 11/15/33	175	158

6.00%, 9/30/34	75	64

7.20%, 7/18/36	45	41

Telecom Italia S.p.A.,

5.30%, 5/30/24 (1)	25	25

Telesat Canada/Telesat LLC,

5.63%, 12/6/26 (1)	25	13

4.88%, 6/1/27 (1)	50	26

6.50%, 10/15/27 (1)	25	8

Vmed O2 UK Financing I PLC,

4.25%, 1/31/31 (1)	200	170

4.75%, 7/15/31 (1)	400	343

Vodafone Group PLC,

(Variable, USD Swap 5Y + 4.87%), 7.00%, 4/4/79 (5)	125	124

		3,576

Transportation & Logistics – 0.1%

Air Canada,

3.88%, 8/15/26 (1)	150	136

Seaspan Corp.,

5.50%, 8/1/29 (1)	75	59

		195

Total Foreign Issuer Bonds

(Cost $24,943)		19,755

TERM LOANS – 4.4% (7)

Apparel & Textile Products – 0.0%

Crocs, Inc., Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.41%, 2/20/29	68	68

Biotechnology & Pharmaceuticals – 0.0%

Amneal Pharmaceuticals LLC, Initial Term Loan,

5/4/25(12)	17	17

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.4% (7) continued

Cable & Satellite – 0.1%

DIRECTV Financing LLC, Closing Date Term Loan,

8/2/27 (12)	$289	$277

(Floating, ICE LIBOR USD 1M + 5.00%, 0.75% Floor), 9.84%, 8/2/27	14	14

		291

Chemicals – 0.1%

Consolidated Energy Finance S.A., Initial Term Loan,

5/7/25 (12) (13)	—	—

(Floating, ICE LIBOR USD 1M + 2.50%), 7.34%, 5/7/25	22	21

Discovery Purchaser Corp., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.38%, 0.50% Floor), 8.96%, 10/4/29	176	166

Momentive Performance Materials, Inc., Initial Term Loan,

3/29/28 (12)	56	55

		242

Consumer Services – 0.0%

Raptor Acquisition Corp., Term B Loan,

(Floating, ICE LIBOR USD 3M + 4.00%, 0.75% Floor), 8.95%, 11/1/26	25	25

Electric Utilities – 0.0%

Lightstone Holdco LLC, Extended Term B Loan,

(Floating, ICE CME Term SOFR USD 1M + 5.75%, 1.00% Floor), 10.07%, 1/29/27	1	1

Lightstone Holdco LLC, Extended Term C Loan,

(Floating, ICE CME Term SOFR USD 1M + 5.75%, 1.00% Floor), 10.56%, 1/29/27 (13)	—	—

		1

Electrical Equipment – 0.0%

Indicor LLC, Initial Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.50%, 0.50% Floor), 9.40%, 11/22/29	98	97

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   286   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.4% (7) continued

Engineering & Construction – 0.2%

Brand Industrial Services, Inc., Initial Term Loan,

6/21/24(12)	$547	$509

Entertainment Content – 0.0%

Allen Media LLC, Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.50%), 10.55%, 2/10/27	48	41

Diamond Sports Group LLC, Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.25%), 8.03%, 8/24/26	48	3

		44

Health Care Facilities & Services – 0.1%

Gainwell Acquisition Corp., Term B Loan,

10/1/27(12)	127	121

Home & Office Products – 0.1%

Hunter Douglas Holding B.V., Tranche B-1 Term Loan,

2/26/29 (12)	84	75

SWF Holdings I Corp., Initial Term Loan,

10/6/28 (12)	129	108

		183

Industrial Support Services – 0.1%

PECF USS Intermediate Holding III Corp., Initial Term Loan,

12/15/28(12)	153	128

Institutional Financial Services – 0.0%

Deerfield Dakota Holding LLC, 2021 Replacement Term Loan,

4/7/28(12)	88	81

Insurance – 0.9%

Asurion LLC, New B-11 Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.25%), 9.16%, 8/19/28	589	545

Asurion LLC, New B-4 Term Loan,

(Floating, ICE LIBOR USD 1M + 5.25%), 10.09%, 1/20/29	1,500	1,233

Hub International Ltd., B-3 Incremental Term Loan,

(Floating, ICE LIBOR USD 3M + 3.25%, 0.75% Floor), 8.06%, 4/25/25	97	96

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.4% (7) continued

Insurance – 0.9% continued

Hub International Ltd., Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 3.00%), 7.82%, 4/25/25	$25	$25

		1,899

Internet Media & Services – 0.0%

Endurance International Group Holdings, Inc., Initial Term Loan,

(Floating, ICE LIBOR USD 1M + 3.50%, 0.75% Floor), 8.22%, 2/10/28	25	23

Leisure Facilities & Services – 0.1%

Fertitta Entertainment LLC, Initial B Term Loan,

1/27/29 (12)	111	109

Scientific Games Holdings L.P., Initial Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.50%, 0.50% Floor), 8.10%, 4/4/29	74	73

UFC Holdings LLC, Term B-3 Loan,

(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 7.57%, 4/29/26	64	64

		246

Machinery – 0.2%

Husky Injection Molding Systems Ltd., Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 3.00%), 8.15%, 3/28/25	292	276

SPX Flow, Inc., Term Loan,

4/5/29 (12)	80	76

		352

Medical Equipment & Devices – 0.0%

Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term Loan,

(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 7.09%, 11/8/27	9	9

Metals & Mining – 0.1%

Banff Guarantor, Inc., Initial Term Loan,

2/27/26(12)	162	155

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   287   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.4% (7) continued

Oil & Gas Producers – 0.1%

Ascent Resources Utica Holdings LLC/Aru Finance Corp., Term Loan,

(Floating, ICE LIBOR USD 3M + 9.00%, 1.00% Floor), 13.82%, 11/1/25	$101	$107

Freeport LNG investments LLLP, Initial Term B Loan,

(Floating, ICE LIBOR USD 3M + 3.50%, 0.50% Floor), 8.31%, 12/21/28	98	95

Parker Drilling Co., Initial Loan,

(Floating, ICE LIBOR USD 3M + 11.00% Cash, 2.00% PIK), 11.00%, 3/26/24 (3)	17	16

		218

Oil & Gas Services & Equipment – 0.0%

WaterBridge Midstream Operating LLC, Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 5.75%, 1.00% Floor), 10.57%, 6/22/26(13)	—	—

Publishing & Broadcasting – 0.1%

Clear Channel Outdoor Holdings, Inc., Term B Loan,

8/21/26 (12)	322	299

(Floating, ICE LIBOR USD 3M + 3.50%), 8.33%, 8/21/26	23	22

		321

Retail - Discretionary – 0.1%

Staples, Inc., 2019 Refinancing New Term B-1 Loan,

(Floating, ICE LIBOR USD 3M + 5.00%), 9.81%, 4/16/26	72	66

White Cap Supply Holdings LLC, Initial Closing Date Term Loan,

10/19/27 (12)	85	84

		150

Software – 1.3%

athenahealth Group, Inc., Initial Delayed Draw Term Loan,

2/15/29 (12) (14)	62	58

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.4% (7) continued

Software – 1.3% continued

athenahealth Group, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.26%, 2/15/29	$505	$472

Cloud Software Group, Inc., Dollar Term B Loan,

3/30/29 (12)	201	182

Cloud Software Group, Inc., Term A Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.50%, 0.50% Floor), 9.50%, 9/29/28	50	45

Cloudera, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 8.66%, 10/8/28	63	60

10/8/29 (12)	147	130

Magenta Buyer LLC, Initial Term Loan,

(Floating, ICE LIBOR USD 3M + 4.75%, 0.75% Floor), 9.58%, 7/27/28	281	231

McAfee Corp., Tranche B-1 Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 8.52%, 3/1/29	255	239

Polaris Newco LLC, Dollar Term Loan,

(Floating, ICE LIBOR USD 3M + 4.00%, 0.50% Floor), 9.16%, 6/2/28	39	36

RealPage, Inc., Initial Loan,

4/23/29 (12)	317	298

Sophia L.P., Term Loan B,

10/7/27 (12)	208	205

UKG, Inc., 2021 Incremental Term Loan,

5/3/27 (12)	791	756

(Floating, ICE LIBOR USD 3M + 5.25%, 0.50% Floor), 10.03%, 5/3/27	50	48

		2,760

Technology Services – 0.4%

Peraton Corp., Term B Loan,

(Floating, ICE LIBOR USD 1M + 3.75%, 0.75% Floor), 8.59%, 2/1/28	243	240

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   288   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.4% (7) continued

Technology Services – 0.4% continued

Peraton Corp., Term B-1 Loan,

2/1/29 (12)	$191	$185

Verscend Holding Corp., Term B-1 Loan,

(Floating, ICE LIBOR USD 1M + 4.00%), 8.84%, 8/27/25	400	399

		824

Telecommunications – 0.2%

Consolidated Communications, Inc., Term B-1 Loan,

(Floating, ICE LIBOR USD 1M + 3.50%), 8.38%, 10/2/27	50	39

Intelsat Jackson Holdings S.A., Term B Loan,

2/1/29 (12)	113	112

Numericable U.S. LLC, USD TLB-14 Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.50%), 10.17%, 8/15/28	46	43

Zayo Group Holdings, Inc., Initial Dollar Term Loan,

(Floating, ICE LIBOR USD 1M + 3.00%), 7.84%, 3/9/27	207	168

		362

Transportation & Logistics – 0.2%

AAdvantage Loyality IP Ltd., Initial Term Loan,

4/20/28 (12)	252	255

SkyMiles IP Ltd., Initial Term Loan,

10/20/27 (12)	85	88

		343

Total Term Loans

(Cost $9,807)		9,469

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 2.9%

Biotechnology & Pharmaceuticals – 0.0%

Mallinckrodt PLC*	1,484	$11

Chemicals – 0.1%

Element Solutions, Inc.	2,344	45

Utex Industries, Inc.(2) (10) *	2,200	218

		263

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 2.9% continued

Construction Materials – 0.0%

Hardwood Holdings LLC(2) *	187	$16

Distributors – 0.6%

ATD New Holdings, Inc.(10) *	22,076	1,209

Energy Equipment & Services – 0.0%

Parker Drilling Co.*	265	3

Gas Utilities – 0.0%

Ferrellgas Partners L.P., Class B	182	25

Hotels, Restaurants & Leisure – 0.1%

CWT Travel Group, Inc.(10) *	15,685	131

Internet Media & Services – 0.0%

Uber Technologies, Inc.*	697	22

Media – 0.0%

iHeartMedia, Inc., Class A*	419	2

Metals & Mining – 1.9%

Constellium S.E.*	7,501	115

Real Alloy Parent, Inc.(2) (10) *	48	4,026

		4,141

Oil, Gas & Consumable Fuels – 0.1%

Athabasca Oil Corp.*	11,232	27

Bruin Blocker LLC(2) (10) (11) *	9,827	—

Chaparral Energy, Inc.(2) *	2,378	98

Cloud Peak Energy, Inc.(2) *	20	—

Superior Energy Services(2) (10) *	1,213	82

		207

Professional Services – 0.1%

Skillsoft Corp.*	36,863	74

Software – 0.0%

Informatica, Inc., Class A*	2,799	46

Twilio, Inc., Class A*	108	7

		53

Specialty Finance – 0.0%

Carnelian Point Holdings LP(2) (10) *	50	60

Technology Services – 0.0%

Block, Inc.*	203	14

Wireless Telecommunication Services – 0.0%

Intelsat S.A./Luxembourg(2) *	1,199	29

Total Common Stocks

(Cost $3,915)		6,260

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   289   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

MASTER LIMITED PARTNERSHIPS – 0.0%

Oil, Gas & Consumable Fuels – 0.0%

Summit Midstream Partners L.P.*	4,025	$62

Total Master Limited Partnerships

(Cost $117)		62

PREFERRED STOCKS – 0.1%

Hotels, Restaurants & Leisure – 0.1%

CWT Travel Group, Inc.(10) *	784	65

Oil, Gas & Consumable Fuels – 0.0%

Global Partners L.P./MA, 9.50%	1,375	35

Total Preferred Stocks

(Cost $102)		100

RIGHTS – 0.0%

Wireless Telecommunication Services – 0.0%

Intelsat Jackson Holdings S.A.(2) *	248	2

Total Rights

(Cost $—)		2

OTHER – 0.0%

Basic Energy Services, Inc.(11) (15) *	25,000	—

Escrow Appvion, Inc.(2) (10) *	225,000	—

Escrow Cloud Peak Energy, Inc.(2) (10) *	250,000	—

Escrow GenOn Energy, Inc.(2) *	25,000	—

Escrow Gulfport Energy Operating Corp.(10) (11) *	150,000	—

Escrow Hertz (The) Corp.(1) (10) *	125,000	5

Escrow Washington Mutual Bank(2) (10) *	250,000	3

Intelsat Jackson Holdings S.A.(2) (10) *	50,000	—

RP Escrow Issuer LLC(2) (10) *	1,100,000	12

Total Other

(Cost $112)		20

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.1%

California Resources Corp., Exp. 10/27/24, Strike $36.00*	66	$1

CWT Travel Holdings, Inc., Class A, Exp. 11/19/26, Strike $57.00(2) (10) (11) *	2,018	—

CWT Travel Holdings, Inc., Class B, Exp. 11/19/28, Strike $67.69(2) (10) (11) *	2,124	—

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS - 0.1% continued

Denbury, Inc., Exp. 9/18/25, Strike $32.59*	1,236	$70

Utex Industries, Inc., Exp. 12/31/49, Strike $0.00(2) (10) *	5,500	103

Total Warrants

(Cost $18)		174

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 5.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(16) (17)	11,169,740	$11,170

Total Investment Companies

(Cost $11,170)		11,170

Total Investments – 100.0%

(Cost $227,997)		214,717

Other Assets less Liabilities – 0.0%		19

NET ASSETS – 100.0%		$214,736

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(3)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(4)	Principal amount is less than one thousand.
(5)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.
(6)	Perpetual bond. Maturity date represents next call date.
(7)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(8)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(9)	Issuer has defaulted on terms of debt obligation.
(10)

Restricted security that has been deemed illiquid. At March 31, 2023, the value of these restricted illiquid securities amounted to approximately $12,131,000 or 5.6% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, 2/15/28	6/3/20-1/20/23	$54

ATD New Holdings, Inc., 0.00%	1/9/19	469

Bruin Blocker LLC, 0.00%	9/29/20	220

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   290   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Carnelian Point Holdings LP, 0.00%	9/21/22	$115

Carnelian Point Holdings LP, 5.00%, 6/30/28	7/5/22	53

CWT Travel Group, Inc., 0.00%	11/19/21	246

CWT Travel Group, Inc., 0.00%	1/30/23	68

CWT Travel Group, Inc., 8.50%, 11/19/26	11/19/21-8/3/22	624

CWT Travel Holdings, Inc., Class A, Exp. 11/19/26, Strike $ 57.00, 0.00%	11/19/21	—

CWT Travel Holdings, Inc., Class B, Exp. 11/19/28, Strike $ 67.69, 0.00%	11/19/21	—

Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 8/15/26	3/26/20-12/2/20	64

Escrow Appvion, Inc., 0.00%	8/24/18	—

Escrow Cloud Peak Energy, Inc., 0.00%	7/29/16-12/11/18	110

Escrow Gulfport Energy Operating Corp., 0.00%	5/18/21	—

Escrow Hertz (The) Corp., 0.00%	7/1/21	—

Escrow Washington Mutual Bank, 0.00%	10/11/17	—

Intelsat Jackson Holdings S.A., 0.00%	3/21/22	—

Intelsat Jackson Holdings S.A., 8.50%, 10/15/24	3/21/22	—

Murray Energy Corp., 12.00%, 4/15/24	7/3/18-4/18/19	397

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22	10/6/17-11/18/19	1,733

OGX Austria GmbH, 8.38%, 4/1/22	5/30/12-4/18/13	1,497

OGX Austria GmbH, 8.50%, 6/1/18	5/26/11-4/17/13	2,265

Real Alloy Parent, Inc., 0.00%	5/31/18	1,738

RP Escrow Issuer LLC, 0.00%	12/18/20	—

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Specialty Steel Supply, Inc., 11.00%, 11/15/26	6/2/21	$2,670

Sterling Entertainment Group LLC, 10.25%, 1/15/24	12/27/17	1,107

Superior Energy Services, 0.00%	9/19/17-2/1/21	76

Trident TPI Holdings, Inc., 6.63%, 11/1/25	10/12/17-1/11/19	832

Trident TPI Holdings, Inc., 9.25%, 8/1/24	7/19/19-1/24/23	1,060

Utex Industries, Inc., 0.00%	12/3/20	108

Utex Industries, Inc., Exp. 12/31/49, Strike $0.00, 0.00%	12/3/20	—

Weatherford International Ltd., 11.00%, 12/1/24	6/8/21	4

(11)	Value rounds to less than one thousand.
(12)	Position is unsettled. Contract rate was not determined at March 31, 2023 and does not take effect until settlement date.
(13)	Principal Amount and Value rounds to less than one thousand.
(14)

Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2.

(15)	Restricted security.
(16)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(17)	7-day current yield as of March 31, 2023 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

7Y - 7 Year

CDI - CREST Depository Interest

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

ICE - Intercontinental Exchange

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   291   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

LIBOR - London Interbank Offered Rate

PIK - Payment In-Kind

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

10-Year U.S. Treasury Note (United States Dollar)	(3)	$(345)	Short	6/23	$(10)

E-Mini S&P 500 (United States Dollar)	(5)	(1,034)	Short	6/23	(61)

U.S. Treasury Long Bond (United States Dollar)	(1)	(131)	Short	6/23	(6)

Ultra Long U.S. Treasury Bond (United States Dollar)	(8)	(1,129)	Short	6/23	(48)

Total					$(125)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

As of March 31, 2023, the Fund had the following centrally cleared credit default swap agreement outstanding:

Buy/Sell Protection	IMPLIED CREDIT SPREAD	(PAY)/ RECEIVE FIXED RATE		REFERENCE ENTITY/SECURITY	CURRENCY	NOTIONAL AMOUNT	MATURITY DATE	MARKET VALUE (000S)	UPFRONT PREMIUMS PAID/ (RECEIVED) (000S)		UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Sell	0.0462%	5.00	%(1)	Markit CDX N.A. High Yield Index Series 40(1)	USD	787,597	6/20/28	$13	$–	*	$13

Total									$—	*	$13

(1)	Payment frequency is quarterly.

*	Amount rounds to less than one thousand.

At March 31, 2023, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	100.0%

All other currencies less than 5%	—*

Total Investments	100.0

Other Assets less Liabilities	0.0

Net Assets	100.0%

*	Amount rounds to less than 0.05%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   292   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Convertible Bonds:

Oil & Gas Producers	$—	$—	$19	$19

Telecommunications	—	1	—	1

Total Convertible Bonds	—	1	19	20

Corporate Bonds:

Entertainment Content	—	1,493	1,074	2,567

Industrial Intermediate Products	—	938	1,292	2,230

Steel	—	3,212	2,670	5,882

All Other Industries(1)	—	157,006	—	157,006

Total Corporate Bonds	—	162,649	5,036	167,685

Foreign Issuer Bonds	—	19,755	—	19,755

Term Loans(1)	—	9,469	—	9,469

Common Stocks:

Chemicals	45	—	218	263

Construction Materials	—	—	16	16

Distributors	—	1,209	—	1,209

Gas Utilities	—	25	—	25

Hotels, Restaurants & Leisure	—	131	—	131

Metals & Mining	115	—	4,026	4,141

Oil, Gas & Consumable Fuels	27	—	180	207

Specialty Finance	—	—	60	60

Wireless Telecommunication Services	—	—	29	29

All Other Industries(1)	179	—	—	179

Total Common Stocks	366	1,365	4,529	6,260

Master Limited Partnerships	62	—	—	62

Preferred Stocks:

Hotels, Restaurants & Leisure	—	65	—	65

Oil, Gas & Consumable Fuels	35	—	—	35

Tota Preferred Stocks	35	65	—	100

Rights	—	—	2	2

Other	—	5	15	20

Warrants	71	—	103	174

Investment Companies	11,170	—	—	11,170

Total Investments	$11,704	$193,309	$9,704	$214,717

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS

Assets

Centrally Cleared Credit Default Swap Agreements	$—	$13	$—	$13

Liabilities

Futures Contracts	(125)	—	—	(125)

Total Other Financial Instruments	$(125)	$13	$—	$(112)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   293   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/22 (000S)	ACCRUED DISCOUNTS (PREMIUMS) (000S)	REALIZED GAIN (LOSS) (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/23 (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/23 (000S)

Convertible Bonds

Oil & Gas Producers	$20	$–	$–	$(1)	$–	$–	$–	$–	$19	$(1)

Corporate Bonds

Entertainment Content	1,113	4	–	(43)	–	–	–	–	1,074	(43)

Industrial Intermediate Products	1,257	21	–	(21)	35	–	–	–	1,292	(21)

Oil & Gas Producers	60	–	–	(41)	–	(19)	–	–	–	–

Steel	2,670	–	–	–	–	–	–	–	2,670	–

Foreign Issuer Bonds

Steel	–	–	–	176	–	(176)	–	–	–	–

Term Loans

Metals & Mining	608	–	–	–	–	(608)	–	–	–	–

Common Stocks

Chemicals	206	–	–	12	–	–	–	–	218	12

Construction Materials	11	–	–	5	–	–	–	–	16	5

Metals & Mining	3,345	–	–	775	–	(94)	–	–	4,026	860

Oil, Gas & Consumable Fuels	107	–	–	54	19	–	–	–	180	2

Specialty Finance	–	–	–	(54)	114	–	–	–	60	(54)

Wireless Telecommunication Services	35	–	–	(6)	–	–	–	–	29	(6)

Rights

Wireless Telecommunication Services	–*	–	–	2	–	–	–	–	2	2

Other	14	–	12	(6)	–	–	–	(5)	15	(11)

Warrants	22	–	–	108	–	–	–	(27)	103	103

Total	$9,468	$25	$12	$960	$168	$(897)	$–	$(32)	$9,704	$848

* Amount rounds to less than a thousand.

Securities valued at $248 included in the Balance as of 3/31/23 above were valued using evaluated prices provided by a third party provider. Securities valued at $9,456 included in the Balance as of 3/31/23 above were valued using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   294   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	FAIR VALUE AT 3/31/23 (000S)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE (WEIGHTED AVERAGE)

Corporate Bonds	$5,036	Market Approach	Yield(3)	5.8% - 11.1% (7.60%)

Common Stocks	$4,243	Discounted Cash Flow / Market Approach	Discount Rate / EBITDA Multiple(1)	14.0% / 6.6x

	61	Market Approach	EBITDA Multiple(1)	9.53x

	1	Income Approach	Estimated Recovery Value(2)	Not Applicable

Other	$12	Market Approach	Discount Rate / Estimated Recovery Value(1)(2)	Not Applicable

Warrants	$103	Market Approach	Estimated Recovery Value(2)	Not Applicable

(1)

The significant unobservable inputs that can be used in the fair value measurement are; Discount Rate and EBITDA Multiple. Significant increases (decreases) in the discount rate in isolation would have resulted in a significantly lower (higher) fair value measurement while an increase (decrease) in EBITDA multiple in isolation would have resulted in a significantly higher (lower) fair value measurement.

(2)

The significant unobservable inputs that can be used in the fair value measurement are: Estimated Recovery Value. Significant increases (decreases) in estimated recovery value in isolation would have resulted in a significantly higher (lower) fair value measurement.

(3)

The significant unobservable inputs that can be used in the fair value measurement are; Yield. Significant decreases (increase) in yield would have resulted in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   295   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 5.0%

Auto Floor Plan – 0.1%

GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A

0.69%, 10/15/25(1)	$500	$487

Auto Loan – 0.2%

GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class A2A

5.19%, 3/16/26	210	210

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3

4.51%, 11/15/27	410	409

		619

Automobile – 1.0%

CarMax Auto Owner Trust, Series 2020-1, Class A3

1.89%, 12/16/24	119	119

Enterprise Fleet Financing LLC, Series 2020-1, Class A3

1.86%, 12/22/25(1)	2,250	2,230

Ford Credit Auto Lease Trust, Series 2022-A, Class A2A

2.78%, 10/15/24	306	304
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3
1.84%, 9/16/24	50	49

Hyundai Auto Receivables Trust, Series 2022-A, Class A2A

1.81%, 2/18/25(1)	582	575

Tesla Auto Lease Trust, Series 2021-A, Class A2

0.36%, 3/20/25(1)	58	58

		3,335

Credit Card – 2.9%

American Express Credit Account Master Trust, Series 2022-1, Class A

2.21%, 3/15/27	1,900	1,814

American Express Credit Account Master Trust, Series 2022-2, Class A

3.39%, 5/15/27	2,100	2,051

Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1

0.55%, 7/15/26	5,000	4,734

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 5.0% continued

Credit Card – 2.9% continued

Discover Card Execution Note Trust, Series 2021-A1, Class A1

0.58%, 9/15/26	$1,300	$1,221

		9,820

Other – 0.8%

Verizon Master Trust, Series 2021-1, Class A

0.50%, 5/20/27	2,760	2,624
Verizon Owner Trust, Series 2020-A, Class A1A

1.85%, 7/22/24	47	46

		2,670

Total Asset-Backed Securities

(Cost $17,591)		16,931

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.4%

Non Agency – 3.4%

Benchmark Mortgage Trust, Series 2019-B12, Class A2

3.00%, 8/15/52	668	642

JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4

3.23%, 10/15/48	4,090	3,892

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4

4.26%, 10/15/46	575	570

Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A5

3.45%, 2/15/48	4,415	4,224

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6

3.64%, 1/15/59	2,225	2,105

		11,433

Total Commercial Mortgage-Backed Securities

(Cost $12,464)		11,433

CORPORATE BONDS – 28.9%

Aerospace & Defense – 0.0%

Howmet Aerospace, Inc.,

5.13%, 10/1/24	172	173

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   296   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Asset Management – 1.2%

Ares Capital Corp.,

4.20%, 6/10/24	$950	$918

FS KKR Capital Corp.,

1.65%, 10/12/24	980	901

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

4.75%, 9/15/24	950	927

OWL Rock Core Income Corp.,

5.50%, 3/21/25	1,200	1,169

		3,915

Automotive – 2.4%

Aptiv PLC/Aptiv Corp.,

2.40%, 2/18/25	570	543

Ford Motor Credit Co. LLC,

3.38%, 11/13/25	800	750

General Motors Financial Co., Inc., (Floating, U.S. SOFR + 0.76%), 5.57%, 3/8/24 (2)	2,000	1,985

3.50%, 11/7/24	1,050	1,023

Hyundai Capital America,

0.80%, 1/8/24 (1)	800	771

0.88%, 6/14/24 (1)	700	662

Nissan Motor Acceptance Co. LLC, (Floating, ICE LIBOR USD 3M + 0.64%), 5.65%, 3/8/24 (1) (2)	1,300	1,284

Toyota Motor Credit Corp.,

4.40%, 9/20/24	990	987

		8,005

Banking – 1.6%

Bank of America Corp.,

(Floating, Bloomberg Short-Term Bank Yield Index 3M + 0.43%), 5.27%, 5/28/24 (2)	900	896

Citigroup, Inc.,

(Variable, U.S. SOFR + 0.67%), 0.98%, 5/1/25 (3)	1,200	1,140

Citizens Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.50%), 4.30%, 2/11/31 (3)	30	27

Fifth Third Bancorp,

2.38%, 1/28/25	265	246

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Banking – 1.6% continued

First-Citizens Bank & Trust Co.,

(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 9/27/25 (3)	$450	$409

JPMorgan Chase & Co.,

(Floating, U.S. SOFR + 0.58%), 5.44%, 6/23/25 (2)	500	495

(Variable, CME Term SOFR 3M + 0.70%), 1.04%, 2/4/27 (3)	60	54

Truist Financial Corp.,

(Variable, U.S. SOFR + 1.46%), 4.26%, 7/28/26 (3)	1,000	964

Wells Fargo & Co.,

(Variable, U.S. SOFR + 0.51%), 0.81%, 5/19/25 (3)	380	361

(Floating, U.S. SOFR + 1.32%), 5.96%, 4/25/26 (2)	700	699

		5,291

Beverages – 0.2%

Keurig Dr. Pepper, Inc.,

0.75%, 3/15/24	700	670

Biotechnology & Pharmaceuticals – 0.3%

Roche Holdings, Inc.,

1.88%, 3/8/24(1)	1,000	973

Chemicals – 0.4%

Avery Dennison Corp.,

0.85%, 8/15/24	730	690

Sherwin-Williams (The) Co.,

4.05%, 8/8/24	400	395

Westlake Corp.,

0.88%, 8/15/24	400	379

		1,464

Commercial Support Services – 0.5%

Republic Services, Inc.,

2.50%, 8/15/24	1,680	1,627

Containers & Packaging – 0.3%

Graphic Packaging International LLC,

4.75%, 7/15/27(1)	1,180	1,123

Diversified Industrials – 0.3%

Parker-Hannifin Corp.,

2.70%, 6/14/24	900	875

E-Commerce Discretionary – 0.4%

eBay, Inc.,

1.90%, 3/11/25	1,300	1,229

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   297   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Electric Utilities – 2.8%

Ameren Corp.,

2.50%, 9/15/24	$420	$403

American Electric Power Co., Inc.,

1.00%, 11/1/25	675	613

Black Hills Corp.,

1.04%, 8/23/24	1,020	960

Calpine Corp.,

4.50%, 2/15/28 (1)	900	835

CenterPoint Energy, Inc.,

(Floating, U.S. SOFR Compounded Index + 0.65%), 5.38%, 5/13/24 (2)	740	733

DTE Energy Co.,

1.05%, 6/1/25	1,660	1,525

Duke Energy Corp.,

3.75%, 4/15/24	1,000	988

Mississippi Power Co.,

(Floating, U.S. SOFR + 0.30%), 5.17%, 6/28/24 (2)	1,000	990

NRG Energy, Inc.,

3.75%, 6/15/24 (1)	300	291

Vistra Operations Co. LLC,

5.13%, 5/13/25 (1)	1,400	1,364

WEC Energy Group, Inc.,

0.80%, 3/15/24	810	776

		9,478

Electrical Equipment – 0.7%

Amphenol Corp.,

2.05%, 3/1/25	780	743

Keysight Technologies, Inc.,

4.55%, 10/30/24	850	841

Otis Worldwide Corp.,

2.06%, 4/5/25	815	769

		2,353

Entertainment Content – 0.2%

Take-Two Interactive Software, Inc.,

3.30%, 3/28/24	290	284

3.55%, 4/14/25	160	156

Warnermedia Holdings, Inc.,

3.43%, 3/15/24 (1)	420	410

		850

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Finance Companies – 0.3%

Blackstone Private Credit Fund,

7.05%, 9/29/25(1)	$900	$888

Food – 1.3%

Cargill, Inc.,

0.40%, 2/2/24 (1)	900	860

General Mills, Inc.,

5.24%, 11/18/25	230	231

Hershey (The) Co.,

0.90%, 6/1/25	590	545

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

5.50%, 1/15/30 (1)	600	573

Lamb Weston Holdings, Inc.,

4.88%, 5/15/28 (1)	660	640

Mondelez International, Inc.,

2.13%, 3/17/24	390	379

Nestle Holdings, Inc.,

0.61%, 9/14/24 (1)	1,300	1,228

		4,456

Forestry, Paper & Wood Products – 0.6%

Georgia-Pacific LLC,

0.63%, 5/15/24(1)	2,100	2,000

Health Care Facilities & Services – 1.3%

Cigna Group (The),

1.25%, 3/15/26	580	526

CVS Health Corp.,

2.63%, 8/15/24	1,200	1,163

Elevance Health, Inc.,

2.38%, 1/15/25	1,180	1,129

HCA, Inc.,

5.00%, 3/15/24	500	497

UnitedHealth Group, Inc.,

2.38%, 8/15/24	1,170	1,133

		4,448

Home Construction – 0.5%

D.R. Horton, Inc.,

2.50%, 10/15/24	750	717

Forestar Group, Inc.,

5.00%, 3/1/28 (1)	1,100	985

		1,702

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   298   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Household Products – 0.9%

Colgate-Palmolive Co.,

4.80%, 3/2/26	$570	$582

Haleon UK Capital PLC,

3.13%, 3/24/25	1,500	1,450

Kenvue, Inc.,

5.35%, 3/22/26 (1)	1,080	1,108

		3,140

Industrial Support Services – 0.2%

WW Grainger, Inc.,

1.85%, 2/15/25	650	618

Institutional Financial Services – 0.5%

Coinbase Global, Inc.,

3.38%, 10/1/28 (1)	600	370

Goldman Sachs Group (The), Inc.,

(Variable, U.S. SOFR + 0.61%), 0.86%, 2/12/26 (3)	10	9

Morgan Stanley,

3.70%, 10/23/24	1,000	979

(Variable, U.S. SOFR + 1.15%), 2.72%, 7/22/25 (3)	230	222

		1,580

Insurance – 2.4%

Brighthouse Financial Global Funding, (Floating, U.S. SOFR + 0.76%), 5.33%, 4/12/24 (1) (2)	400	395

Brown & Brown, Inc.,

4.20%, 9/15/24	500	491

Corebridge Financial, Inc.,

3.50%, 4/4/25 (1)	300	288

GA Global Funding Trust,

(Floating, U.S. SOFR + 0.50%), 5.32%, 9/13/24 (1) (2)	2,400	2,334

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,

7.63%, (100% Cash), 10/15/25 (1) (4)	621	573

Jackson National Life Global Funding,

1.75%, 1/12/25 (1)	850	796

New York Life Global Funding,

(Floating, U.S. SOFR Compounded Index + 0.33%), 4.91%, 1/14/25 (1) (2)	1,300	1,285

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Insurance – 2.4% continued

Principal Life Global Funding II,

2.25%, 11/21/24 (1)	$930	$892

Protective Life Global Funding,

0.78%, 7/5/24 (1)	500	474

Security Benefit Global Funding,

1.25%, 5/17/24	700	664

		8,192

Leisure Facilities & Services – 0.4%

Hyatt Hotels Corp.,

1.80%, 10/1/24	1,500	1,420

Machinery – 0.2%

CNH Industrial Capital LLC,

3.95%, 5/23/25	460	448

Stanley Black & Decker, Inc.,

6.27%, 3/6/26	400	405

		853

Medical Equipment & Devices – 0.8%

Baxter International, Inc.,

(Floating, U.S. SOFR Compounded Index + 0.44%), 5.22%, 11/29/24 (2)	540	531

DH Europe Finance II S.a.r.l.,

2.20%, 11/15/24	840	806

GE HealthCare Technologies, Inc.,

5.55%, 11/15/24 (1)	1,300	1,308

		2,645

Oil & Gas Producers – 1.5%

Continental Resources, Inc.,

2.27%, 11/15/26 (1)	100	89

EQT Corp.,

6.13%, 2/1/25	1,100	1,106

ONEOK, Inc.,

2.20%, 9/15/25	500	463

Phillips 66,

3.85%, 4/9/25	1,900	1,859

Pioneer Natural Resources Co.,

1.13%, 1/15/26	1,160	1,054

Plains All American Pipeline L.P.,

(Variable, ICE LIBOR USD 3M + 4.11%), 8.97%, 5/5/23 (2) (5)	525	465

		5,036

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   299   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Real Estate Investment Trusts – 1.2%

American Tower Corp.,

2.40%, 3/15/25	$945	$898

1.30%, 9/15/25	940	860

Equinix, Inc.,

2.63%, 11/18/24	975	939

Healthpeak OP LLC,

3.25%, 7/15/26	50	47

Simon Property Group L.P.,

2.00%, 9/13/24	870	831

Welltower OP LLC,

3.63%, 3/15/24	650	636

		4,211

Retail - Consumer Staples – 0.0%

Dollar General Corp.,

4.25%, 9/20/24	170	168

Retail - Discretionary – 0.8%

Carvana Co.,

5.50%, 4/15/27 (1)	750	333

Home Depot (The), Inc.,

4.00%, 9/15/25	1,260	1,251

Lowe’s Cos., Inc.,

4.40%, 9/8/25	990	985

		2,569

Semiconductors – 0.4%

Analog Devices, Inc.,

(Floating, U.S. SOFR + 0.25%), 5.12%, 10/1/24 (2)	200	198

Intel Corp.,

4.88%, 2/10/26	65	66

Microchip Technology, Inc.,

0.98%, 9/1/24	920	868

Texas Instruments, Inc.,

4.70%, 11/18/24	210	212

		1,344

Software – 0.7%

Oracle Corp.,

2.95%, 11/15/24	2,000	1,942

Roper Technologies, Inc.,

2.35%, 9/15/24	470	453

		2,395

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Specialty Finance – 1.4%

Air Lease Corp.,

0.80%, 8/18/24	$980	$914

Ally Financial, Inc.,

3.88%, 5/21/24	1,000	961

American Express Co.,

2.50%, 7/30/24	540	522

Aviation Capital Group LLC,

1.95%, 1/30/26 (1)	1,100	978

Synchrony Financial,

4.88%, 6/13/25	870	805

7.25%, 2/2/33	695	613

		4,793

Steel – 0.1%

Nucor Corp.,

3.95%, 5/23/25	410	403

Technology Services – 0.9%

Fidelity National Information Services, Inc.,

0.60%, 3/1/24	340	325

4.50%, 7/15/25	340	336

Fiserv, Inc.,

2.75%, 7/1/24	260	252

Global Payments, Inc.,

1.50%, 11/15/24	240	226

2.65%, 2/15/25	500	475

International Business Machines Corp.,

4.00%, 7/27/25	985	974

PayPal Holdings, Inc.,

2.40%, 10/1/24	660	639

		3,227

Telecommunications – 0.7%

T-Mobile U.S.A., Inc.,

3.50%, 4/15/25	1,700	1,653

Verizon Communications, Inc.,

0.85%, 11/20/25	790	719

		2,372

Transportation & Logistics – 0.1%

United Airlines Pass Through Trust, Series 2020-1, Class B,

4.88%, 1/15/26	347	336

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   300   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 28.9% continued

Wholesale - Consumer Staples – 0.4%

Bunge Ltd. Finance Corp., 1.63%, 8/17/25	$1,310	$1,212

Total Corporate Bonds

(Cost $103,079)		98,034

FOREIGN ISSUER BONDS – 17.4%

Asset Management – 0.4%

UBS A.G.,

0.70%, 8/9/24 (1)	400	374

UBS Group A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.83%), 1.01%, 7/30/24 (1) (3)	1,000	980
		1,354

Automotive – 0.6%

Kia Corp.,

2.38%, 2/14/25 (1)	410	389

Mercedes-Benz Finance North America LLC,

0.75%, 3/1/24 (1)	600	576

Volkswagen Group of America Finance LLC,

(Floating, U.S. SOFR + 0.95%), 5.76%, 6/7/24 (1) (2)	1,050	1,047

		2,012

Banking – 9.7%

ANZ New Zealand International Ltd.,

(Floating, U.S. SOFR + 0.60%), 5.35%, 2/18/25 (1) (2)	810	802

Australia & New Zealand Banking Group Ltd.,

5.09%, 12/8/25	250	252

Banco Santander S.A.,

(Floating, U.S. SOFR + 1.24%), 5.99%, 5/24/24 (2)	2,800	2,793

Bank of Montreal,

(Floating, U.S. SOFR Compounded Index + 0.62%), 5.46%, 9/15/26 (2)	100	98

Bank of New Zealand,

2.00%, 2/21/25 (1)	1,170	1,113

Bank of Nova Scotia (The),

4.50%, 12/16/25	300	294

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 17.4% continued

Banking – 9.7% continued

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24 (3)	$685	$660

BNP Paribas S.A.,

4.25%, 10/15/24	1,000	968

(Variable, ICE LIBOR USD 3M + 1.11%), 2.82%, 11/19/25 (1) (3)	1,110	1,055

BPCE S.A.,

1.00%, 1/20/26 (1)	490	437

Cooperatieve Rabobank U.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 6/24/26 (1) (3)	1,950	1,781

Credit Agricole S.A.,

3.25%, 10/4/24 (1)	800	772

Danske Bank A/S,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 6.47%, 1/9/26 (1) (3)	565	565

Deutsche Bank A.G.,

0.96%, 11/8/23	560	535

Federation des Caisses Desjardins du Quebec, 2.05%, 2/10/25 (1)	1,500	1,411

(Variable, U.S. SOFR Compounded Index + 1.09%), 5.28%, 1/23/26 (1) (3)	930	929

HSBC Holdings PLC,

(Variable, U.S. SOFR + 0.53%), 0.73%, 8/17/24 (3)	1,490	1,459

Lloyds Banking Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (3)	1,110	1,041

Macquarie Bank Ltd.,

2.30%, 1/22/25 (1)	1,000	954

Mitsubishi UFJ Financial Group, Inc., 2.80%, 7/18/24	1,000	965

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.95%, 7/19/25 (3)	1,450	1,365

Mizuho Financial Group, Inc.,

(Floating, ICE LIBOR USD 3M + 0.61%), 5.62%, 9/8/24 (2)	1,500	1,489

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 301 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 17.4% continued

Banking – 9.7% continued

National Bank of Canada,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.40%), 0.55%, 11/15/24 (3)	$1,200	$1,164

NatWest Markets PLC,

0.80%, 8/12/24 (1)	1,400	1,310

Nordea Bank Abp,

0.63%, 5/24/24 (1)	1,300	1,235

(Floating, U.S. SOFR + 0.96%), 5.76%, 6/6/25 (1) (2)	800	792

Royal Bank of Canada,

1.15%, 6/10/25	550	506

Skandinaviska Enskilda Banken AB,

0.65%, 9/9/24 (1)	900	843

Societe Generale S.A.,

2.63%, 10/16/24 (1)	1,000	945

Standard Chartered PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.05%), 6.17%, 1/9/27 (1) (3)	900	903

Sumitomo Mitsui Financial Group, Inc.,

2.45%, 9/27/24	1,200	1,150

Svenska Handelsbanken AB,

0.55%, 6/11/24 (1)	1,700	1,609

Toronto-Dominion Bank (The),

0.55%, 3/4/24	800	764

		32,959

Cable & Satellite – 0.4%

Sky Ltd.,

3.75%, 9/16/24(1)	1,490	1,461

Electric Utilities – 0.5%

Drax Finco PLC,

6.63%, 11/1/25 (1)	1,200	1,180

Enel Finance International N.V., 4.25%, 6/15/25 (1)	400	392

		1,572

Governmental Banks – 0.5%

Kreditanstalt fuer Wiederaufbau,

0.50%, 9/20/24	1,860	1,758

Industrial Support Services – 0.2%

Element Fleet Management Corp.,

1.60%, 4/6/24(1)	700	671

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 17.4% continued

Institutional Financial Services – 1.1%

Credit Suisse Group A.G.,

(Variable, U.S. SOFR + 3.34%), 6.37%, 7/15/26 (1) (3)	$1,000	$966

LSEGA Financing PLC,

0.65%, 4/6/24 (1)	900	857

Sumitomo Mitsui Trust Bank Ltd.,

(Floating, U.S. SOFR + 0.44%), 5.27%, 9/16/24 (1) (2)	1,900	1,886

		3,709

Local – 0.3%

Japan Finance Organization for Municipalities,

1.75%, 9/5/24(1)	1,020	979

Metals & Mining – 0.1%

FMG Resources Pty. Ltd., Series 2006,

5.13%, 5/15/24(1)	500	495

Oil & Gas Producers – 0.2%

Enbridge, Inc.,

2.50%, 1/15/25	510	489

Saudi Arabian Oil Co.,

1.25%, 11/24/23 (1)	200	195

		684

Sovereign Agencies – 0.3%

Kommunalbanken AS,

0.38%, 9/11/25(1)	1,100	1,005

Specialty Finance – 0.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

1.75%, 1/30/26	1,100	985

Avolon Holdings Funding Ltd.,

2.88%, 2/15/25 (1)	1,000	938

goeasy Ltd.,

4.38%, 5/1/26 (1)	500	438

		2,361

Supranationals – 0.8%

European Investment Bank,

0.38%, 7/24/24	3,000	2,849

Telecommunications – 0.6%

Bell Telephone Co. of Canada or Bell Canada (The),

0.75%, 3/17/24	2,000	1,911

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS    302   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 17.4% continued

Telecommunications – 0.6% continued

NTT Finance Corp.,

0.58%, 3/1/24 (1)	$200	$192

		2,103

Transportation & Logistics – 1.0%

Air Canada,

3.88%, 8/15/26 (1)	980	890

Canadian Pacific Railway Co.,

1.35%, 12/2/24	2,550	2,402

		3,292

Total Foreign Issuer Bonds

(Cost $62,004)		59,264

U.S. GOVERNMENT AGENCIES – 7.2% (6)

Fannie Mae – 2.6%

Pool #555649,

7.50%, 10/1/32	7	7

Pool #AD0915,

5.50%, 12/1/38	18	19

Pool #AI3471,

5.00%, 6/1/41	53	54

Pool #BA6574,

3.00%, 1/1/31	555	531

Pool #BC0266,

3.50%, 2/1/31	495	482

Pool #BC1465,

2.50%, 7/1/31	314	295

Pool #BE0514,

2.50%, 11/1/31	942	889

Pool #BM1239,

3.50%, 2/1/32	522	508

Pool #BM4485,

3.00%, 9/1/30	951	922

Pool #BM5017,

3.00%, 3/1/30	506	486

Pool #BM5525,

4.00%, 3/1/31	139	138

Pool #BM5708,

3.00%, 12/1/29	76	74

Pool #FM1534,

4.50%, 9/1/49	751	748

Pool #FM1773,

3.00%, 12/1/31	446	432

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 7.2% (6) continued

Fannie Mae – 2.6% continued

Pool #FM1849,

3.50%, 12/1/33	$482	$470

Pool #FM1852,

3.00%, 7/1/33	620	594

Pool #FM1897,

3.00%, 9/1/32	476	455

Pool #FM3308,

3.00%, 4/1/32	1,441	1,394

Pool #MA3090,

3.00%, 8/1/32	233	222

		8,720

Freddie Mac – 4.3%

Federal Home Loan Mortgage Corp.,

0.25%, 8/24/23	4,300	4,224

Freddie Mac REMICS, Series 4835, Class CA,

3.50%, 1/15/47	385	373

Pool #1B3617,

(Floating, ICE LIBOR USD 1Y + 1.92%, 1.92% Floor, 11.14% Cap), 4.17%, 10/1/37(2)	55	54

Pool #SB0084,

3.00%, 2/1/32	1,522	1,460

Pool #SB0093,

2.50%, 12/1/31	2,825	2,665

Pool #SB0215,

3.00%, 2/1/32	521	504

Pool #SB0216,

3.00%, 12/1/32	955	913

Pool #SB0329,

3.00%, 9/1/32	1,184	1,134

Pool #SD1959,

6.50%, 12/1/52	899	932

Pool #ZA2807,

2.50%, 2/1/28	78	75

Pool #ZK9070,

3.00%, 11/1/32	474	454

Pool #ZS6689,

2.50%, 4/1/28	244	234

Pool #ZS8598,

3.00%, 2/1/31	631	603

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 303 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 7.2% (6) continued

Freddie Mac – 4.3% continued

Pool #ZS8675,

2.50%, 11/1/32	$970	$910

		14,535

Freddie Mac Gold – 0.2%

Pool #A92650,

5.50%, 6/1/40	33	35

Pool #E04360,

2.50%, 4/1/28	288	277

Pool #G18641,

3.00%, 4/1/32	179	171

Pool #G18647,

3.00%, 6/1/32	428	409

		892

Government National Mortgage Association – 0.1%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	423	388

Total U.S. Government Agencies

(Cost $26,093)		24,535

U.S. GOVERNMENT OBLIGATIONS – 34.4%

U.S. Treasury Notes – 34.4%

4.50%, 11/30/24	59,950	60,184

4.00%, 2/15/26	56,597	56,832

		117,016

Total U.S. Government Obligations

(Cost $116,463)		117,016

MUNICIPAL BONDS – 1.3%

Florida – 0.4%

Florida State Board of Administration Finance Corp. Taxable Revenue Bonds, Series A,

1.26%, 7/1/25	1,100	1,023

Miami-Dade County Aviation Taxable Revenue Refunding Bonds, Series B,

1.23%, 10/1/25	500	460

		1,483

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 1.3% continued

New York – 0.9%

New York State Thruway Authority Taxable Revenue Refunding Bonds, Series M,

2.12%, 1/1/24	$640	$626

New York Taxable G.O. Unlimited Refunding Bonds, Series D, Fiscal 2021,

0.59%, 8/1/23	500	493

Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series AAA,

1.09%, 7/1/23	2,000	1,981

		3,100

Total Municipal Bonds

(Cost $4,740)		4,583

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds -

U.S. Government Portfolio (Shares), 4.61%(7) (8)	1,288,092	$1,288

Total Investment Companies

(Cost $1,288)		1,288

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 1.5%

U.S. Treasury Bill,

4.47%, 5/4/23(9)	$4,500	$4,482

4.15%, 5/11/23(9) (10)	450	448

Total Short-Term Investments

(Cost $4,929)		4,930

Total Investments – 99.5%

(Cost $348,651)		338,014

Other Assets less Liabilities – 0.5%		1,711

NET ASSETS – 100.0%		$339,725

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(3)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.
(4)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   304   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

(5)	Perpetual bond. Maturity date represents next call date.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2023 is disclosed.
(9)	Discount rate at the time of purchase.
(10)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2023, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
2-Year U.S. Treasury Note	257	$53,058	Long	6/23	$540
5-Year U.S. Treasury Note	(185)	(20,259)	Short	6/23	(388)

Total					$152

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	5.0%

Commercial Mortgage-Backed Securities	3.4%

Corporate Bonds	28.9%

Foreign Issuer Bonds	17.4%

U.S. Government Agencies	7.2%

U.S. Government Obligations	34.4%

Municipal Bonds	1.3%

Investment Companies	0.4%

Short-Term Investments	1.5%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities(1)	$—	$16,931	$ —	$16,931
Commercial Mortgage-Backed Securities	—	11,433	—	11,433
Corporate Bonds(1)	—	98,034	—	98,034
Foreign Issuer Bonds(1)	—	59,264	—	59,264
U.S. Government Agencies(1)	—	24,535	—	24,535
U.S. Government Obligations	—	117,016	—	117,016
Municipal Bonds(1)	—	4,583	—	4,583
Investment Companies	1,288	—	—	1,288
Short-Term Investments	—	4,930	—	4,930

Total Investments	$1,288	$336,726	$—	$338,014
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$540	$—	$—	$540
Liabilities
Futures Contracts	(388)	—	—	(388)
Total Other Financial
Instruments	$152	$—	$—	$152

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 305 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 9.0%

Aerospace & Defense – 0.2%

Boeing (The) Co.,

1.43%, 2/4/24	$5,000	$4,831

Asset Management – 0.4%

FS KKR Capital Corp.,

1.65%, 10/12/24	10,000	9,196

Automotive – 0.5%

General Motors Financial Co., Inc.,

(Floating, U.S. SOFR + 0.62%), 5.20%, 10/15/24 (1)	2,000	1,970

Hyundai Capital America,

1.25%, 9/18/23 (2)	5,000	4,896

Nissan Motor Acceptance Co. LLC,

1.13%, 9/16/24 (2)	4,500	4,207

		11,073

Banking – 2.1%

Bank of America Corp.,

(Variable, U.S. SOFR + 1.29%), 5.08%, 1/20/27 (3)	10,000	9,969

Citizens Bank N.A.,

(Variable, U.S. SOFR + 1.40%), 4.12%, 5/23/25 (3)	5,000	4,720

Huntington National Bank (The),

(Variable, U.S. SOFR + 1.21%), 4.01%, 5/16/25 (3)	5,000	4,788

JPMorgan Chase & Co.,

(Variable, U.S. SOFR + 0.98%), 3.85%, 6/14/25 (3)	5,000	4,903

(Floating, U.S. SOFR + 0.77%), 5.62%, 9/22/27 (1)	11,400	11,157

KeyBank N.A.,

4.70%, 1/26/26	1,250	1,200

Santander Holdings U.S.A., Inc.,

(Variable, U.S. SOFR Compounded Index + 1.38%), 4.26%, 6/9/25 (3)	9,500	9,175

Truist Financial Corp.,

(Floating, U.S. SOFR + 0.40%), 5.22%, 6/9/25 (1)	5,000	4,787

		50,699

Electric Utilities – 0.2%

Black Hills Corp.,

1.04%, 8/23/24	5,700	5,363

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 9.0% continued

Insurance – 3.6%

Athene Global Funding,

1.20%, 10/13/23 (2)	$15,000	$14,572

0.95%, 1/8/24 (2)	20,700	19,813

Corebridge Financial, Inc.,

3.50%, 4/4/25 (2)	10,000	9,606

Jackson Financial, Inc.,

1.13%, 11/22/23	9,540	9,254

Metropolitan Life Global Funding I,

(Floating, U.S. SOFR + 0.30%), 5.17%, 9/27/24 (1) (2)	5,000	4,950

New York Life Global Funding,

0.90%, 10/29/24 (2)	8,600	8,106

(Floating, U.S. SOFR + 0.48%), 5.30%, 6/9/26 (1) (2)	10,000	9,776

Security Benefit Global Funding,

1.25%, 5/17/24	9,300	8,819

		84,896

Medical Equipment & Devices – 0.5%

Baxter International, Inc.,

1.32%, 11/29/24	5,000	4,705

Zimmer Biomet Holdings, Inc.,

1.45%, 11/22/24	7,600	7,183

		11,888

Semiconductors – 0.0%

Intel Corp.,

4.88%, 2/10/26	795	805

Specialty Finance – 1.3%

Air Lease Corp.,

0.80%, 8/18/24	10,000	9,326

Capital One Financial Corp.,

(Variable, U.S. SOFR + 0.69%), 1.34%, 12/6/24 (3)	9,490	9,164

(Floating, U.S. SOFR + 0.69%), 5.50%, 12/6/24 (1)	3,700	3,620

Synchrony Financial,

4.88%, 6/13/25	10,000	9,257

		31,367

Technology Services – 0.2%

Global Payments, Inc.,

1.50%, 11/15/24	3,450	3,250

Total Corporate Bonds

(Cost $222,456)		213,368

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   306   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 12.3%

Banking – 10.0%

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 6/30/24 (3)	$5,000	$4,927

5.15%, 8/18/25	5,000	4,908

Bank of Montreal,

(Floating, U.S. SOFR Compounded Index + 0.62%), 5.46%, 9/15/26 (1)	14,600	14,244

Bank of Nova Scotia (The),

(Floating, U.S. SOFR + 0.61%), 5.45%, 9/15/26 (1)	14,770	14,423

Banque Federative du Credit Mutuel S.A.,

(Floating, U.S. SOFR Compounded Index + 0.41%), 5.12%, 2/4/25 (1) (2)	18,000	17,708

Commonwealth Bank of Australia,

(Floating, U.S. SOFR + 0.40%), 5.27%, 7/7/25 (1) (2)	5,000	4,937

Cooperatieve Rabobank U.A.,

1.38%, 1/10/25	5,000	4,697

Credit Suisse A.G.,

3.63%, 9/9/24	5,000	4,758

DBS Group Holdings Ltd.,

1.17%, 11/22/24 (2)	15,000	14,142

(Floating, U.S. SOFR Compounded Index + 0.30%), 5.05%, 11/22/24 (1) (2)	5,000	4,943

Deutsche Bank A.G.,

(Floating, U.S. SOFR + 1.22%), 5.96%, 11/16/27 (1)	7,500	6,638

Federation des Caisses Desjardins du Quebec,

4.40%, 8/23/25 (2)	5,000	4,877

HSBC Holdings PLC,

(Variable, U.S. SOFR + 0.53%), 0.73%, 8/17/24 (3)	5,000	4,896

(Variable, U.S. SOFR + 0.58%), 1.16%, 11/22/24 (3)	10,000	9,704

ING Groep N.V.,

(Floating, U.S. SOFR Compounded Index + 1.01%), 5.88%, 4/1/27 (1)	23,800	23,141

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.3% continued

Banking – 10.0% continued

Macquarie Group Ltd.,

(Floating, U.S. SOFR + 0.71%), 5.29%, 10/14/25 (1) (2)	$15,740	$15,285

Mizuho Financial Group, Inc.,

(Floating, U.S. SOFR + 0.96%), 5.71%, 5/22/26 (1)	10,000	9,824

National Bank of Canada,

(Variable, U.S. SOFR + 1.01%), 3.75%, 6/9/25 (3)	9,160	8,970

Nationwide Building Society,

(Floating, U.S. SOFR + 1.29%), 6.03%, 2/16/28 (1) (2)	9,300	8,882

NatWest Markets PLC,

(Floating, U.S. SOFR + 0.76%), 5.63%, 9/29/26 (1) (2)	7,800	7,547

Royal Bank of Canada,

(Floating, U.S. SOFR Compounded Index + 0.59%), 5.28%, 11/2/26 (1)	10,000	9,748

Sumitomo Mitsui Financial Group, Inc.,

5.46%, 1/13/26	10,000	10,096

(Floating, U.S. SOFR + 0.88%), 5.44%, 1/14/27 (1)	9,880	9,639

Toronto-Dominion Bank (The),

(Floating, U.S. SOFR + 0.35%), 5.17%, 9/10/24 (1)	5,000	4,959

5.10%, 1/9/26	5,000	5,031

Westpac Banking Corp.,

1.02%, 11/18/24	8,880	8,348

		237,272

Institutional Financial Services – 0.4%

Nomura Holdings, Inc.,

5.71%, 1/9/26	10,000	10,028

Oil & Gas Producers – 0.3%

TransCanada PipeLines Ltd.,

1.00%, 10/12/24	7,910	7,417

Specialty Finance – 0.4%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

1.65%, 10/29/24	10,000	9,354

Transportation & Logistics – 0.8%

Canadian Pacific Railway Co.,

1.35%, 12/2/24	20,000	18,844

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   307   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 12.3% continued

Transportation Equipment – 0.4%

Daimler Truck Finance North America LLC,

1.63%, 12/13/24 (2)	$5,350	$5,063

(Floating, U.S. SOFR + 0.75%), 5.59%, 12/13/24 (1) (2)	5,000	4,933

		9,996

Total Foreign Issuer Bonds

(Cost $302,371)		292,911

MUNICIPAL BONDS – 65.1%

Alabama – 3.7%

Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Refunding GARVEE Bonds, Series B, Escrowed to Maturity,

5.00%, 9/1/25	7,425	7,876

Black Belt Energy Gas District Gas Supply Revenue Bonds, Subseries D2,

(Floating, U.S. SOFR + 1.40%), 4.64%, 6/1/27(1) (4)	20,000	19,872

Black Belt Energy Gas District Revenue Bonds, Gas Project No. 7-S,

4.00%, 12/1/23	2,100	2,101

4.00%, 12/1/24	3,000	2,998

Black Belt Energy Gas District Revenue Bonds, Series A, Gas Project No. 8,

4.00%, 12/1/23	1,600	1,602

Black Belt Energy Gas District Variable Revenue Bonds, Gas Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.35%), 4.32%, 12/1/26(1) (4)	29,000	27,928

South East Alabama State Gas Supply District Gas Supply Revenue Bonds, Series C, SIFMA Index-Project No. 1,

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 4.62%, 4/1/24(1) (4)	26,000	25,911

Southeast Energy Authority Revenue Bonds, A Cooperative District Commodity Supply Project No. 1, Series A,

4.00%, 10/1/23	425	426
		88,714

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Alaska – 0.6%

Alaska State International Airports Revenue Refunding Bonds, Series C (AMT),

5.00%, 10/1/23	$1,525	$1,538

Alaska State Municipal Bond Bank Authority Revenue Refunding Bonds, Series One,

5.00%, 12/1/23	1,495	1,516

North Slope Borough G.O. Unlimited Bonds, Series C,

4.00%, 6/30/24	9,360	9,510

Northern Tobacco Securitization Corp. Settlement Revenue Refunding Senior Bonds, Series A, Class 1,

4.00%, 6/1/23	500	500

5.00%, 6/1/24	580	590

		13,654

Arizona – 0.9%

Arizona State Health Facilities Authority Variable Revenue Bonds, Series B-RMK, Banner Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.25%), 4.22%, 11/4/26(1) (4)	9,130	8,923

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds,

4.00%, 11/1/23	600	602

Arizona State Sports & Tourism Authority Senior Lien Revenue Refunding Bonds, Multipurpose Stadium Facility Project (BAM Insured),

5.00%, 7/1/25	2,500	2,622

Arizona State Transportation Board Revenue GARVEE Bonds GANS, Series A,

5.00%, 7/1/25	1,055	1,113

Maricopa County IDA Variable Revenue Refunding Bonds, Series B, Banner Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.57%), 4.54%, 10/18/24(1) (4)	7,495	7,468

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   308   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Arizona – 0.9% continued

Maricopa County Individual Development Authority Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc., Project,

3.38%, 6/3/24(1) (4) (5)	$1,000	$991

		21,719

California – 4.9%

Bay Area Toll Authority Toll Bridge Variable Revenue Bonds, San Francisco Bay Area Toll,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 4.27%, 4/1/27(1) (4)	8,500	8,298

Bay Area Toll Authority Toll Bridge Variable Revenue Refunding Bonds, San Francisco Bay Area,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 4.42%, 4/1/26(1) (4)	8,750	8,668

California State G.O. Unlimited Refunding Bonds,

5.00%, 9/1/25	7,000	7,438

California State Infrastructure & Economic Development Bank Sustainability Variable Revenue Refunding Bonds, California Academy of Sciences,

(Floating, SIFMA Municipal Swap Index Yield + 0.35%), 4.32%, 8/1/24(1) (4)	12,000	11,864

California State Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Series A, Waste Management, Inc.,

4.13%, 10/1/25(1) (4) (5)	4,000	4,026

California State Municipal Finance Authority Student Housing Revenue Bonds, Orchard Park Student Housing Project, Green Bonds (BAM Insured),

5.00%, 5/15/24	500	510

California State Public Works Board Lease Revenue Bonds, Various Capital Projects, Series D,

4.00%, 11/1/23	3,000	3,027

4.00%, 11/1/24	3,020	3,097

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

California – 4.9% continued

Los Angeles Department of Airports Airport Senior Revenue Bonds (AMT), Green Bond,

5.00%, 5/15/25	$420	$437

Los Angeles Department of Airports Airport Senior Revenue Bonds (AMT), Private Activity,

5.00%, 5/15/25	1,890	1,968

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/23	1,250	1,258

Los Angeles Unified School District Sustainability G.O. Unlimited Bonds, Series QRR,

5.00%, 7/1/25	4,000	4,223

Metropolitan Water District of Southern California Variable Subordinate Revenue Bonds, Series C,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 4.11%, 5/21/24(1) (4)	7,000	6,974

Metropolitan Water District of Southern California Variable Subordinate Revenue Refunding Bonds, Series D,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 4.11%, 5/21/24(1) (4)	3,880	3,866

Metropolitan Water District of Southern California Variable Subordinate Revenue Refunding Bonds, Series E,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 4.11%, 5/21/24(1) (4)	13,625	13,575

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(1) (4) (5)	7,000	7,011

Orange County Transportation Authority Revenue BANS, I-405 Improvement Project, Escrowed to Maturity,

5.00%, 10/15/24	10,000	10,395

Sacramento City Unified School District G.O. Unlimited Bonds, Measure H, Election of 2020 (BAM Insured),

5.00%, 8/1/24	3,000	3,095

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   309   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

California – 4.9% continued

Sacramento City Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

4.00%, 7/1/24	$1,000	$1,017

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Series H (AMT),

5.00%, 5/1/25	8,500	8,802

Southern California Public Power Authority Revenue Refunding Bonds, Green Bond, Milford Wind Corridor Phase II Project,

5.00%, 7/1/23	1,105	1,112

University Of California Revenue Refunding Bonds, Series B,

5.00%, 5/15/25	4,000	4,219

Vernon Electric System Revenue Bonds, Series A,

5.00%, 10/1/23	1,250	1,261

5.00%, 10/1/24	1,100	1,128

		117,269

Colorado – 1.7%

Colorado State COPS, Series A,

5.00%, 9/1/23	1,000	1,010

5.00%, 12/15/25	1,350	1,437

Colorado State Health Facilities Authority Variable Revenue Bonds, Intermountain Healthcare,

(Floating, SIFMA Municipal Swap Index Yield + 0.55%), 4.52%, 8/17/26(1) (4)	22,100	21,870

Denver City & County Airport Revenue Bonds, Series A (AMT),

5.00%, 11/15/24	1,375	1,419

Denver City & County Airport Revenue Refunding Bonds, Series C,

5.00%, 11/15/25	9,000	9,580

E-470 Public Highway Authority Variable Revenue Refunding Bonds, Series B,

(Floating, U.S. SOFR + 0.35%), 3.59%, 9/1/24(1) (4)	5,880	5,856

		41,172

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Connecticut – 3.6%

Connecticut State Forward Delivery G.O. Unlimited Bonds, Social Bonds,

5.00%, 7/15/23	$4,500	$4,531

5.00%, 7/15/24	1,525	1,573

Connecticut State G.O. Unlimited Bonds, Series B, Social Bonds,

4.00%, 6/1/24	2,350	2,389

Connecticut State G.O. Unlimited Refunding Bonds, Series D,

5.00%, 9/15/23	6,500	6,571

5.00%, 9/15/24	4,000	4,142

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series A,

2.80%, 2/10/26(1) (4) (5)	5,000	4,974

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series B, Yale New Haven,

1.80%, 7/1/24(1) (4) (5)	4,000	3,902

Connecticut State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Series 2015-A,

0.38%, 7/12/24(1) (4) (5)	14,790	14,269

Connecticut State HFA Housing Mortgage Finance Program Variable Revenue Bonds, Series A4, Social Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 4.27%, 11/15/24(1) (4)	10,000	9,930

Connecticut State HFA Housing Mortgage Finance Program Variable Revenue Refunding Bonds, Series C, Social Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.63%), 4.60%, 11/15/24(1) (4)	10,800	10,777

Connecticut State HFA Mortgage Finance Program Revenue Refunding Bonds (AMT), Series E-5, Social Bond,

5.00%, 5/15/24	2,775	2,830

5.00%, 11/15/24	2,335	2,404

Connecticut State Special Tax Obligation Revenue Bonds, Series B,

5.00%, 10/1/23	3,500	3,542

5.00%, 10/1/24	700	726

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   310   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Connecticut – 3.6% continued

Connecticut State Special Tax Obligation Revenue Bonds, Series D,

5.00%, 11/1/23	$3,485	$3,534

5.00%, 11/1/24	2,475	2,571

Greenwich G.O. Unlimited Bonds,

5.00%, 1/15/24	6,315	6,440

		85,105

District of Columbia – 0.8%

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C,

5.00%, 12/1/24	3,740	3,891

Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/23	1,720	1,735

5.00%, 10/1/24	2,000	2,052

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/24	10,000	10,263

		17,941

Florida – 1.9%

Duval County School Board COPS, Series A (AGM Insured),

5.00%, 7/1/25	3,000	3,153

Florida State Board of Education Lottery Revenue Refunding Bonds, Series A,

5.00%, 7/1/25	3,000	3,164

Florida State Department of Transportation Financing Corp. Revenue Bonds,

5.00%, 7/1/25	4,945	5,220

Hillsborough County Aviation Authority Revenue Bonds, Series A (AMT), Tampa International Airport,

5.00%, 10/1/25	1,500	1,572

Lee County Airport Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/23	2,250	2,266

Miami-Dade County Aviation Revenue Refunding Bonds, Series A,

5.00%, 10/1/23	2,500	2,524

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Florida – 1.9% continued

Miami-Dade County G.O. Unlimited Bonds, Building Better Communities Program,

5.00%, 7/1/24	$7,000	$7,212

Miami-Dade County HFA MFH Revenue Variable Revenue Bonds, Quail Roost Transit Village I (HUD Sector 8 Program),

5.00%, 9/1/25(1) (4) (5)	2,500	2,591

Miami-Dade County IDA Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc., Florida Project,

0.40%, 8/1/23(6)	2,500	2,469

Miami-Dade County IDA Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, Inc., Florida Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.38%), 4.35%, 7/1/24(1) (4)	10,000	9,752

Orange County Water & Wastewater Revenue Bonds,

5.00%, 10/1/23	4,840	4,898

		44,821

Georgia – 0.5%

Atlanta G.O. Unlimited Bonds, Series A-1, Social Bonds,

5.00%, 12/1/25	775	828

Atlanta G.O. Unlimited Bonds, Series A-2,

5.00%, 12/1/25	1,575	1,684

Douglas County School District G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 4/1/24	1,000	1,024

Georgia State G.O. Unlimited Bonds, Series A, Tranche No.1,

5.00%, 7/1/23	1,600	1,609

Georgia State Road & Tollway Authority Federal Highway Reimbursement GARVEE Bonds,

5.00%, 6/1/23	1,000	1,004

Georgia State Road & Tollway Authority GARVEE Bonds,

5.00%, 6/1/23	2,000	2,008

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   311   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Georgia – 0.5% continued

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series B,

5.00%, 6/1/24	$600	$607

5.00%, 6/1/25	700	714

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series C,

4.00%, 12/1/23	750	751

Monroe County Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Power Company Plant Scherer,

3.88%, 3/6/26(1) (4) (5)	1,000	1,014

		11,243

Illinois – 0.9%

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT),

5.00%, 1/1/26	3,500	3,649

Chicago O’Hare International Airport Senior Lien Revenue Refunding Bonds (AMT),

5.00%, 1/1/24	2,000	2,026

5.00%, 1/1/25	1,000	1,031

Elgin Corporate Purpose G.O. Unlimited Refunding Bonds, Series A,

5.00%, 12/15/23	1,000	1,016

Illinois State Finance Authority Green Revenue Bonds,

5.00%, 7/1/23	1,305	1,312

Illinois State Finance Authority Variable Revenue Refunding Bonds, Field Museum of Natural History,

(Floating, U.S. SOFR + 1.20%), 4.59%, 9/1/25(1) (4)	9,860	9,840

Illinois State G.O. Unlimited Bonds, Series D,

5.00%, 11/1/24	1,020	1,051

Metropolitan Water Reclamation District of Greater Chicago G.O. Limited Refunding Bonds, Series C,

5.00%, 12/1/24	2,210	2,295

		22,220

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Indiana – 0.9%

Decatur Township Multi-School Building Corp. First Mortgage Multipurpose Revenue Refunding Bonds (State Intercept Program),

5.00%, 7/15/25	$1,545	$1,625

Indiana State Finance Authority Health System Revenue Bonds, Indiana University Health,

2.25%, 7/1/25(1) (4) (5)	10,000	9,819

Indiana State Finance Authority Revenue Refunding Bonds, Series A, Stadium Project,

5.00%, 2/1/25	1,025	1,069

Indiana State Finance Authority Variable Revenue Refunding Bonds, Deaconess Health System,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 4.27%, 3/1/27(1) (4)	6,935	6,769

Indiana State Housing & Community Development Authority Collateralized Variable Revenue Bonds, RD Moving Forward Biggs Project,

2.00%, 4/1/24(1) (4) (5)	1,000	988

Indianapolis Local Public Improvement Bond Bank Revenue Refunding Bonds, Series A,

5.00%, 6/1/23	1,400	1,405

		21,675

Iowa – 0.4%

Ames G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/24	1,840	1,891

Des Moines Independent Community School District School Infrastructure Sales Revenue Refunding Bonds,

5.00%, 6/1/24	7,155	7,337

Iowa State Special Obligation Revenue Refunding Bonds, Series A,

5.00%, 6/1/23	1,045	1,049

		10,277

Kansas – 0.5%

Maize G.O. Unlimited Bonds, Series A,

0.45%, 9/1/24	3,520	3,355

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   312   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Kansas – 0.5% continued

Topeka Utility Revenue Refunding Bonds, Series A (BAM Insured),

4.00%, 8/1/23	$7,900	$7,937

		11,292

Kentucky – 0.5%

Asset/Liability Commission General Revenue Refunding Bonds, Series A,

5.00%, 11/1/23	4,350	4,402

Campbell & Kenton Counties Sanitation District No. 1 Revenue Bonds, Series B,

5.00%, 8/1/23	1,650	1,663

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply,

4.00%, 1/1/25(1) (4) (5)	5,410	5,407

		11,472

Louisiana – 1.3%

Louisiana Stadium & Exposition District Revenue BANS,

4.00%, 7/3/23	4,825	4,828

Louisiana State G.O. Unlimited Refunding Bonds, Series C,

5.00%, 8/1/23	5,000	5,039

Louisiana State GARVEE Bonds,

5.00%, 9/1/23	4,600	4,645

Louisiana State Gas & Fuels Tax Second Lien Variable Revenue Refunding Bonds, Series A,

(Floating, U.S. SOFR + 0.50%), 3.89%, 5/1/26(1) (4)	12,405	12,169

Louisiana State Local Government Environmental Facilities & Community Development Authority Insurance Revenue Bonds, Louisiana Insurance Guaranty Association,

5.00%, 8/15/25	3,000	3,156

		29,837

Maine – 0.5%

Maine State Housing Authority Mortgage Purchase Revenue Bonds, Series A, Social Bonds,

0.40%, 11/15/23	1,035	1,019

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Maine – 0.5% continued

Maine State Housing Authority Mortgage Purchase Variable Revenue Bonds, Series B, Social Bonds,

3.13%, 5/1/24(1) (4) (5)	$10,000	$10,000

Portland G.O. Unlimited Refunding Bonds,

4.00%, 4/1/24	700	709

South Portland G.O. Limited Refunding Bonds,

4.00%, 7/15/24	900	917

		12,645

Maryland – 0.2%

Maryland Department of Transportation Consolidated Transportation Revenue Bonds, Second Issue,

5.00%, 6/1/23	1,000	1,004

Maryland State Community Development Administration Department Housing & Community Development Revenue Bonds, Series B,

0.25%, 9/1/23	445	440

0.35%, 3/1/24	500	487

0.40%, 9/1/24	1,100	1,059

Maryland Transportation Authority Revenue Refunding Bonds, Series A, Transportation Facilities Project,

5.00%, 7/1/23	1,000	1,006

Washington Suburban Sanitary District Revenue Bonds (County Gtd.),

5.00%, 6/1/24	1,000	1,028

		5,024

Michigan – 1.7%

Michigan State Finance Authority Variable Revenue Refunding Bonds, Beaumont-Spectrum Consolidation,

(Floating, SIFMA Municipal Swap Index Yield + 0.75%), 4.72%, 4/15/27(1) (4)	15,000	14,672

Michigan State HDA Rental Housing Revenue Bonds, Series A,

3.35%, 4/1/26	655	666

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   313   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Michigan – 1.7% continued

Michigan State Strategic Fund Exempt Facilities Adjustable Revenue Bonds (AMT), Waste Management, Inc., Project,

0.58%, 8/1/24(1) (4) (5)	$3,000	$2,863

Romulus Community School G.O. Unlimited Refunding Bonds, Series A (Q-SBLF Insured),

4.00%, 5/1/24	1,270	1,287

Traverse City Area Public Schools G.O. Unlimited Bonds, Series II,

3.00%, 5/1/23	4,425	4,426

3.00%, 5/1/24	3,375	3,386

Wayne County Airport Authority Revenue Refunding Bonds (AMT),

4.00%, 12/1/24(2)	11,730	11,868

West Bloomfield School District Building and Site G.O. Unlimited Bonds (AGM Insured),

3.00%, 5/1/23	1,000	1,000

		40,168

Minnesota – 2.8%

Metropolitan Council Minneapolis-Saint Paul Area G.O. Unlimited GANS, Series C,

0.45%, 12/1/23	8,160	7,993

Minnesota Housing Finance Agency Residential Housing Variable Revenue Refunding Bonds (GNMA, FNMA, FHLMC Insured),

(Floating, SIFMA Municipal Swap Index Yield + 0.55%), 4.52%, 12/12/23(1) (4)	4,445	4,444

Minnesota Municipal Gas Agency Commodity Supply Variable Revenue Bonds, Series B,

(Floating, U.S. SOFR + 1.00%), 4.24%, 12/1/27(1) (4)	40,000	39,173

Minnesota State G.O. Unlimited Bonds, Series E,

2.00%, 8/1/23	11,500	11,472

Minnesota State Rural Water Finance Authority Public Projects Construction Revenue Notes,

2.63%, 12/1/23	4,000	3,971

		67,053

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Missouri – 0.0%

Saint Louis County Special Obligation Revenue Refunding Bonds, Series F,

5.00%, 12/1/23	$715	$726

Nevada – 0.7%

Clark County Airport Revenue Refunding Bonds (AMT), Jet Aviation Fuel Tax,

5.00%, 7/1/24	1,500	1,533

5.00%, 7/1/25	2,550	2,639

Clark County Airport Subordinate Revenue Refunding Bonds, Series B (AMT),

5.00%, 7/1/24	2,000	2,043

Clark County School District G.O. Limited Bonds, Series A,

5.00%, 6/15/23	3,300	3,315

5.00%, 6/15/24	6,935	7,127

		16,657

New Hampshire – 0.0%

Manchester Public Improvement G.O. Unlimited Bonds, Series A,

4.00%, 6/15/23	1,000	1,003

New Jersey – 1.7%

Clifton General Improvement G.O. Unlimited Refunding Bonds (BAM Insured),

2.00%, 8/15/23	750	748

3.00%, 8/15/24	500	502

Essex County G.O. Unlimited Bonds, Series A and C,

2.00%, 8/15/24	2,280	2,257

Fair Lawn G.O. Unlimited Bonds,

2.00%, 9/1/23	2,020	2,013

2.00%, 9/1/24	1,980	1,955

Gloucester County Improvement Authority Revenue Bonds, Rowan University Student Center Project,

0.60%, 3/1/24	2,400	2,326

Hudson County Improvement Authority Secured Lease Revenue Bonds, Hudson County Courthouse Project,

4.00%, 10/1/23	1,000	1,007

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   314   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

New Jersey – 1.7% continued

Jersey City Redevelopment Agency Revenue Bonds, Bayfront Redevelopment Project (Municipal Government Gtd.),

4.00%, 12/15/24	$5,350	$5,469

New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction (State Appropriation Insured),

(Floating, SIFMA Municipal Swap Index Yield + 1.60%), 5.57%, 3/1/28(1)	5,000	4,989

New Jersey State Educational Facilities Authority Revenue Bonds, Series B,

5.00%, 3/1/24	5,000	5,111

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds,

4.00%, 6/1/23	10,000	10,023

River Vale Township School District G.O. Unlimited Bonds (School Board Resource Fund Insured),

1.00%, 6/15/23	1,625	1,617

1.00%, 6/15/24	1,130	1,096

Waldwick New Jersey District G.O. Unlimited Bonds (School Board Resource Fund Insured),

1.00%, 7/15/23	970	963

1.00%, 7/15/24	595	574

		40,650

New Mexico – 0.0%

New Mexico Mortgage Finance Authority SFM Program Revenue Bonds, Series A (GNMA, FNMA, FHLMC Insured),

0.25%, 7/1/23	555	551

New York – 6.1%

Erie County Industrial Development Agency School Facility Revenue Refunding Bonds, School District & Buffalo City Project (State Aid Withholding),

5.00%, 5/1/24	2,350	2,411

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

New York – 6.1% continued

Long Island Power Authority Electric System Variable Revenue Refunding Bonds, Series C,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 4.42%, 9/1/25(1) (4)	$11,500	$11,539

Metropolitan Transportation Authority Revenue Refunding Bonds, Green Bonds, Series C-1,

5.00%, 11/15/23	3,000	3,034

Metropolitan Transportation Authority Variable Revenue Bonds, Subseries D-1,

(Floating, U.S. SOFR + 0.33%), 3.57%, 4/1/24(1) (4)	4,490	4,451

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries G-1,

(Floating, U.S. SOFR + 0.43%), 3.67%, 11/1/26(1)	1,320	1,305

Metropolitan Transportation Authority Variable Revenue Tender Notes,

(Floating, U.S. SOFR + 0.65%), 3.91%, 4/1/26(1) (4)	40,000	38,695

Monroe County G.O. Limited Bonds,

5.00%, 6/1/25	3,360	3,541

Monroe County Industrial Development Corp. Revenue Bonds, University of Rochester Project,

5.00%, 7/1/23	1,000	1,006

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries D,

5.00%, 11/1/23	8,000	8,108

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds,

5.00%, 11/1/23	4,500	4,561

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series E, Bidding Group

1, 5.00%, 3/15/24	16,000	16,381

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 315 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

New York – 6.1% continued

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 235 (AMT), Social Bonds,

0.40%, 4/1/23	$480	$480

0.55%, 10/1/23	760	750

0.65%, 4/1/24	710	692

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/23	1,000	1,010

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/23	1,000	1,012

Oneida County G.O. Limited BANS,

5.00%, 3/1/24	7,000	7,146

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Subseries B-4A-R,

(Floating, U.S. SOFR + 0.38%), 3.64%, 2/1/24(1) (4)	3,915	3,885

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, MTA Bridges & Tunnels, Green Bonds,

5.00%, 11/15/24	11,000	11,431

5.00%, 11/15/25	3,500	3,727

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Revenue Bonds, Series C-1A,

5.00%, 5/15/23	3,000	3,008

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Variable Revenue Refunding Bonds, Series E, Green Bonds,

(Floating, U.S. SOFR + 1.05%), 4.31%, 4/1/26(1)	15,560	15,707

		143,880

North Carolina – 5.8%

Charlotte Airport Revenue Refunding Bonds, Series A,

5.00%, 7/1/24	4,000	4,116

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

North Carolina – 5.8% continued

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Bonds, Series D, Atrium Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.60%), 4.57%, 12/1/23(1) (4)	$37,000	$37,015

North Carolina State Capital Facilities Finance Agency Educational Facilities Taxable Revenue Bonds, Series B, Campbell University,

1.05%, 10/1/23	950	928

North Carolina Turnpike Authority Triangle Expressway System Revenue BANS, Escrowed to Maturity,

5.00%, 2/1/24	30,340	30,877

University of North Carolina at Chapel Hill Revenue Bonds, Series B,

(Floating, U.S. SOFR + 0.65%), 3.89%, 6/1/25(1) (4)	30,000	29,943

University of North Carolina at Chapel Hill Variable Revenue Refunding Bonds, Series 2019A, Remarketing Supplement,

(Floating, U.S. SOFR + 0.65%), 3.89%, 6/1/25(1) (4)	11,500	11,478

University of North Carolina at Chapel Hill Variable Revenue Refunding Bonds, Series 2019B, Remarketing Supplement,

(Floating, U.S. SOFR + 0.65%), 3.89%, 6/1/25(1) (4)	23,925	23,879

		138,236

North Dakota – 0.6%

Cass County Joint Water Resource District G.O. Unlimited Bonds, Series A,

0.48%, 5/1/24	12,990	12,477

University of North Dakota COPS, Series A (AGM Insured),

5.00%, 6/1/24	1,000	1,026

		13,503

Ohio – 1.7%

American Municipal Power-Ohio, Inc., Revenue Refunding Bonds, Combined Hydroelectric Projects,

5.00%, 2/15/24	1,190	1,212

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   316   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Ohio – 1.7% continued

Cincinnati G.O. Unlimited Bonds, Series A,

5.00%, 12/1/24	$4,000	$4,164

Columbus G.O. Unlimited Bonds, Series A,

5.00%, 7/1/24	3,500	3,606

Cuyahoga Metropolitan Housing Authority Multifamily Housing Variable Revenue Bonds, Carver Park Phase III (FHA Insured, HUD Sector 8 Program),

4.00%, 6/1/25(1) (4) (5)	3,150	3,189

Cuyahoga Metropolitan Housing Authority Multifamily Housing Variable Revenue Bonds, Wade Park Apartments (FHA Insured, HUD Sector 8 Program),

4.75%, 12/1/25(1) (4) (5)	2,000	2,064

Ohio State Common Schools G.O. Unlimited Bonds, Series A,

5.00%, 6/15/23	700	703

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A,

5.00%, 9/15/23	1,000	1,011

Ohio State HFA MFH Variable Revenue Bonds, Post Oak Station (HUD Sector 8 Program),

3.35%, 7/1/24(1) (4) (5)	2,000	1,992

Ohio State Hospital Variable Revenue Bonds, Cleveland Clinic Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 4.37%, 6/1/23(1) (4)	15,000	14,999

Ohio State Mental Health Capital Facilities Revenue Bonds, Mental Health Facilities Improvement,

5.00%, 2/1/25	2,000	2,088

Ohio State Water Development Authority Water PCR Bonds, Series B,

5.00%, 6/1/23	5,300	5,320

		40,348

Oklahoma – 0.6%

Oklahoma County Independent School District No. 12 G.O. Unlimited Bonds, Edmond School District,

1.25%, 6/1/24	13,000	12,664

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Oklahoma – 0.6% continued

Oklahoma Municipal Power Authority Power Supply System Revenue Bonds, Series A (AGM Insured),

5.00%, 1/1/24	$1,815	$1,846

		14,510

Oregon – 0.1%

Port of Portland Airport Revenue Bonds, Series 28 (AMT),

5.00%, 7/1/25	2,500	2,593

Union County Hospital Facility Authority Revenue Bonds, Grand Ronde Hospital Project,

5.00%, 7/1/24	125	127

5.00%, 7/1/25	125	129

		2,849

Pennsylvania – 5.4%

Allegheny County Higher Education Building Authority College Variable Revenue Refunding Bonds, Carnegie Mellon University,

(Floating, U.S. SOFR + 0.29%), 3.68%, 8/1/27(1) (4)	5,000	4,861

Allegheny County Hospital Development Authority UPMC Variable Revenue Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.70%), 4.67%, 5/15/27(1) (4)	40,000	39,005

Bethlehem Area School District Authority Variable Revenue Refunding Bonds, Bethlehem Area School (State Aid Withholding),

(Floating, U.S. SOFR + 0.35%), 3.61%, 11/1/25(1) (4)	4,480	4,370

Centre County Hospital Authority Revenue Refunding Bonds, Mount Nittany Medical Center Project, Prerefunded,

5.00%, 11/15/25(7)	6,250	6,649

Delaware Valley Regional Financial Authority Variable Revenue Bonds, Series B,

(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 4.37%, 3/1/26(1) (4)	7,000	6,896

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 317 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Pennsylvania – 5.4% continued

Delaware Valley Regional Financial Authority Variable Revenue Bonds, Series C,

(Floating, U.S. SOFR + 0.49%), 3.73%, 3/1/27(1) (4)	$11,000	$10,642

Montgomery County IDA Health System Revenue Refunding Bonds, Albert Einstein Healthcare, Prerefunded,

5.25%, 1/15/25(7)	5,215	5,446

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, Inc., Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 4.37%, 6/3/24(1) (4)	13,165	12,867

Pennsylvania State G.O. Unlimited Bonds,

5.00%, 10/1/24	6,010	6,229

Pennsylvania State Housing Finance Agency SFM Floating Revenue Bonds, Series 127 C,

(Floating, ICE LIBOR USD 1M + 0.57%), 3.97%, 10/1/23(1) (4)	7,000	6,974

Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds, Series 136, Social Bonds,

0.16%, 4/1/23	750	750

0.18%, 10/1/23	750	739

5.00%, 4/1/24	750	765

Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series C,

4.00%, 12/1/23	6,000	6,047

Philadelphia Airport Revenue Refunding Bonds (AMT), Private Activity,

5.00%, 7/1/24	1,200	1,224

Philadelphia G.O. Unlimited Bonds, Series A,

5.00%, 5/1/23	5,145	5,154

Philadelphia School District G.O. Limited Bonds, Series A (State Aid Withholding),

5.00%, 9/1/23	590	595

5.00%, 9/1/24	630	649

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Pennsylvania – 5.4% continued

Philadelphia School District G.O. Limited Bonds, Series B, Green Bonds (State Aid Withholding),

5.00%, 9/1/23	$700	$706

5.00%, 9/1/24	600	618

Philadelphia State G.O. Unlimited Refunding Bonds,

5.00%, 8/1/23	750	756

Pittsburgh Water & Sewer Authority Revenue Refunding Bonds, Series C (AGM Insured),

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 4.62%, 12/1/23(1) (4)	6,800	6,802

		128,744

Puerto Rico – 0.2%

Puerto Rico HFA Multifamily Collateralized Variable Revenue Bonds, Mirador Las Casas Project (HUD Sector 8 Program),

5.00%, 3/1/26(1) (4) (5)	4,250	4,493

Rhode Island – 0.7%

Rhode Island Health & Educational Building Corp. Higher Education Facility Variable Taxable Revenue Refunding Bonds, Bryant University,

1.50%, 7/1/24(1) (4) (5)	16,480	15,714

Tennessee – 0.8%

Bedford County G.O. Unlimited Refunding Bonds,

5.00%, 6/1/23	1,135	1,139

Knox County Health Educational & Housing Facility Board Multifamily Housing Variable Revenue Bonds, Westview Towers Project (HUD Sector 8 Program),

3.95%, 12/1/25(1) (4) (5)	3,500	3,540

Memphis Health Educational & Housing Facility Board MFH Variable Revenue Bonds, Tillman Cove Apartment (HUD Sector 8 Program),

0.55%, 6/1/24(1) (4) (5)	10,000	9,596

Memphis Sanitary Sewerage System Revenue Refunding Bonds, Series B,

5.00%, 10/1/23	1,100	1,113

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   318   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Tennessee – 0.8% continued

Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT),

5.00%, 7/1/25	$1,200	$1,241

Morristown G.O. Unlimited Refunding Bonds, Series A,

2.00%, 3/1/24	2,350	2,328

Tennergy Corp. Gas Revenue Bonds, Series A,

4.00%, 3/1/24	350	351

		19,308

Texas – 6.0%

Alvarado Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.),

2.75%, 8/15/25(1) (4) (5)	2,000	2,002

Austin Community College District G.O. Limited Bonds, Maintenance Tax Notes,

5.00%, 8/1/23	2,000	2,015

Austin G.O. Limited Refunding & Improvement Bonds, Escrowed to Maturity,

5.00%, 9/1/23	5	5

Austin Independent School District G.O. Unlimited Bonds,

5.00%, 8/1/25	5,000	5,284

Austin Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 8/1/24	1,750	1,807

Austin Water & Wastewater System Revenue Refunding Bonds,

5.00%, 11/15/25	1,000	1,066

Canadian River Municipal Water Authority Subordinate Lien Revenue Refunding Bonds, Conjunctive Use,

5.00%, 2/15/24	1,400	1,428

Carrollton-Farmers Branch Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

2.00%, 2/15/24	910	903

Central Texas Regional Mobility Authority Taxable Senior Lien Revenue Refunding Bonds, Series E,

0.84%, 1/1/24	500	484

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Texas – 6.0% continued

Dallas & Fort Worth International Airport Revenue Refunding Bonds, Series A,

5.00%, 11/1/24	$1,000	$1,036

Dallas Certificates of Obligation G.O. Limited Bonds,

5.00%, 2/15/24	5,105	5,214

Dallas Equipment Acquisition Contract G.O. Limited Bonds,

5.00%, 2/15/24	5,375	5,490

Dallas Hotel Occupancy Tax Revenue Refunding Bonds,

5.00%, 8/15/23	1,500	1,511

5.00%, 8/15/24	1,500	1,540

Dallas Improvement G.O. Limited Refunding Bonds,

5.00%, 2/15/26	4,000	4,265

Denton County Housing Finance Corp. Variable Revenue Bonds, Pathway on Woodrow Apartments,

5.00%, 2/1/25(1) (4) (5)	3,500	3,605

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series A (PSF, Gtd.),

2.38%, 8/1/24(1) (4) (5)	8,500	8,391

Fort Worth Independent School District G.O. Unlimited Bonds, Series A (PSF, Gtd.),

5.00%, 2/15/24	1,000	1,020

Frisco G.O. Limited Refunding Bonds,

2.00%, 2/15/24	6,320	6,279

Harris County Cultural Education Facilities Finance Corp. Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine,

5.00%, 11/15/24	3,200	3,312

Harris County Flood Control District G.O. Limited Bonds, Series A, Sustainability Bond,

5.00%, 10/1/25	375	398

Harris County G.O. Limited Refunding Bonds, Series A,

5.00%, 10/1/23	8,060	8,157

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 319 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Texas – 6.0% continued

Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment,

5.00%, 9/1/24	$2,315	$2,382

Houston Housing Finance Corp. MFH Variable Revenue Bonds, Sunset Gardens Apartments (FHA Insured, HUD Sector 8 Program),

4.00%, 10/1/24(1) (4) (5)	2,500	2,530

Las Varas Public Facility Corp. MFH Variable Revenue Bonds, Horizon Pointe Apartments,

0.40%, 5/1/24(1) (4) (5)	20,000	18,971

Las Varas Public Facility Corp. Texas MFH Variable Revenue Bonds, Palo Alto Apartments,

3.10%, 11/1/24(1) (4) (5)	8,000	7,881

Love Field Airport Modernization Corp. General Airport Revenue Refunding Bonds (AMT),

5.00%, 11/1/23	1,650	1,665

Lower Colorado River Authority Transmission Contract Revenue Bonds, LCRA Transmission Services,

5.00%, 5/15/23	1,000	1,003

Lubbock Electric Light & Power System Revenue Bonds,

5.00%, 4/15/23	1,375	1,376

5.00%, 4/15/24	875	895

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.87%), 4.84%, 12/1/25(1) (4)	10,000	10,000

San Antonio Housing Trust Public Facility Corp. MFH Variable Revenue Bonds, Country Club Village,

4.00%, 8/1/25(1) (4) (5)	1,500	1,527

San Antonio Tax Notes G.O. Limited Bonds,

5.00%, 8/1/23	11,490	11,582

Sherman Independent School District Variable G.O. Unlimited Bonds, School Building (PSF, Gtd.), Prerefunded, 2.00%,

8/1/23(1) (4) (5) (7)	5,180	5,167

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Texas – 6.0% continued

Sinton Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 8/15/25	$1,000	$1,057

Texas State A & M Permanent University Fund Revenue Refunding Bonds, Series A, Board of Regents,

5.00%, 7/1/24	2,000	2,061

Texas State G.O. Unlimited Bonds (AMT),

6.00%, 8/1/24	1,420	1,475

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds,

5.00%, 12/15/23	2,000	2,011

Texas State Municipal Power Agency Revenue Refunding Bonds (AGM Insured),

3.00%, 9/1/23	750	751

Texas State Water Development Board Revenue Bonds, Master Trust,

4.00%, 4/15/23	985	985

4.00%, 10/15/23	2,000	2,015

University of North Texas Revenue Refunding Bonds, Series A,

5.00%, 4/15/23	1,850	1,851

		142,397

Utah – 0.1%

Salt Lake City Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/24	1,000	1,022

Utah State G.O. Unlimited Bonds,

5.00%, 7/1/24	2,000	2,060

		3,082

Virginia – 1.3%

Alexandria G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 12/15/24	6,525	6,801

Harrisonburg G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding),

5.00%, 7/15/23	3,360	3,383

Loudoun County G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 12/1/23	5,315	5,400

5.00%, 12/1/24	4,400	4,580

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   320   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Virginia – 1.3% continued

Peninsula Ports Authority Coal Terminal Variable Revenue Refunding Bonds, Dominion Terminal Associates Project,

3.80%, 10/1/24(1) (4) (5)	$3,000	$3,012

Virginia State Public School Authority School Technology & Security Notes Revenue Bonds, Series VIII,

5.00%, 4/15/23	5,970	5,974

Virginia State Resources Authority Infrastructure Subordinate Revenue Refunding Bonds, Virginia Pooled Financing (Moral Obligation Insured),

5.00%, 11/1/23	1,000	1,014

		30,164

Washington – 3.1%

Central Puget Sound Regional Transit Authority Sales & Use Tax Variable Revenue Bonds, Series 2015S, Green Bond,

(Floating, SIFMA Municipal Swap Index Yield + 0.20%), 4.17%, 11/1/26(1) (4)	24,000	23,410

Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Revenue Refunding Bonds, Series S-1, Green Bond,

5.00%, 11/1/23	4,300	4,361

5.00%, 11/1/24	8,000	8,316

Central Puget Sound Regional Transit Authority Variable Sales & Use TRB, Series S-2B, Green Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 4.42%, 11/1/23(1) (4)	7,500	7,501

Port of Seattle First Lien Revenue Refunding Bonds (AMT), Private Activity,

5.00%, 9/1/23	2,000	2,015

Seattle Municipal Light & Power Variable Revenue Refunding Bonds, Series B,

(Floating, SIFMA Municipal Swap Index Yield + 0.25%), 4.22%, 11/1/26(1) (4)	7,520	7,382

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Washington – 3.1% continued

Washington Federal Highway Grant Anticipation Revenue Bonds, Senior 520 Corridor Program,

5.00%, 9/1/23	$3,000	$3,026

Washington State G.O. Unlimited Refunding Bonds, Series R 2022-C, Bid Group 1,

5.00%, 7/1/25	7,000	7,389

Washington State G.O. Unlimited Refunding Bonds, Series R-2021C,

5.00%, 8/1/23	10,000	10,079

		73,479

Wisconsin – 1.9%

Madison G.O. Unlimited Promissory Notes, Series A,

2.00%, 10/1/23	8,130	8,098

Madison G.O. Unlimited Refunding Promissory Notes, Series A,

4.00%, 10/1/23	7,100	7,151

Milwaukee Area Technical College District G.O. Unlimited Bonds, Series C,

2.00%, 6/1/23	2,475	2,472

2.00%, 6/1/24	2,580	2,556

Milwaukee G.O. Unlimited Refunding Promissory Notes, Series N4,

5.00%, 4/1/23	1,725	1,725

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project,

5.00%, 6/1/23	345	346

Wisconsin G.O. Unlimited Refunding Bonds, Series

2, 5.00%, 11/1/23	1,100	1,115

Wisconsin State G.O. Unlimited Bonds, Series B,

5.00%, 5/1/23	4,720	4,729

Wisconsin State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Advocate Aurora Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 4.62%, 7/31/24(1) (4)	5,000	5,002

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 321 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 65.1% continued

Wisconsin – 1.9% continued

Wisconsin State Housing & EDA Home Ownership Revenue Bonds, Social Bonds, Series A, 0.35%, 9/1/23	$1,295	$1,281

0.45%, 3/1/24	525	511

Wisconsin State Variable G.O. Unlimited Bonds, Series A,

(Floating, SIFMA Municipal Swap Index Yield + 0.42%), 4.39%, 5/1/25(1)	10,500	10,470

		45,456

Total Municipal Bonds

(Cost $1,569,292)		1,549,051

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(8) (9)	91,208,913	$91,209

Total Investment Companies

(Cost $91,209)		91,209

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 8.8%

Ann Arbor School District G.O. Unlimited Bonds, 4.00%, 5/1/23	$5,800	$5,806

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, J Paul Getty Trust, 0.39%, 1/1/24(1) (4) (5)	1,000	983

California State Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, 0.70%, 12/1/23(1) (4) (5)	20,000	19,589

Cameron County Housing Finance Corp. MFH Variable Revenue Bonds, Sunfield Country Apartments, 0.28%, 8/1/23(1) (4) (5)	6,000	5,925

Central Plains Energy Project Gas Project Revenue Bonds, Project No. 4, 5.00%, 1/1/24(1) (4) (5)	3,000	3,021

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.8% continued

Chattanooga Health Educational & Housing Facility Board MFH Variable Revenue Bonds, Battery Heights Apartments Project, 0.20%, 8/1/23(1) (4) (5)	$2,000	$1,974

Clear Creek Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.), 0.50%, 8/15/23(1) (4) (5)	5,000	4,938

Colorado State Education Loan Program TRANS, 5.00%, 6/29/23	4,000	4,021

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series X-2, Yale University, 0.25%, 2/9/24(1) (4) (5)	8,500	8,278

Dickinson Independent School District Variable G.O. Unlimited Refunding Bonds (PSF, Gtd.), 0.25%, 8/1/23(1) (4) (5)	6,940	6,863

District of Columbia Housing Finance Agency MFH Variable Revenue Bonds, 218 Vine Street Apartments Project, 0.30%, 7/1/23(1) (4) (5)	5,000	4,953

El Paso Independent School District Adjustable G.O. Unlimited Bonds, Maintenance Tax Notes, 2.00%, 8/1/23(1) (4) (5)	3,600	3,567

Farmington Pollution Control Variable Revenue Refunding Bonds, Public Service Company of New Mexico San Juan, 1.10%, 6/1/23(1) (4) (5)	9,000	8,959

Hamilton County G.O. Unlimited Bonds, Series A, 5.00%, 4/1/23	1,400	1,400

Hayward Area Recreation & Park District G.O. Unlimited Bonds, Series B, 5.00%, 8/1/23	10,000	10,079

Indiana State Finance Authority Environmental Variable Revenue Refunding Bonds (AMT), Fulcrum Centerpoint LLC, 4.50%, 11/15/23(1) (4) (5)	20,000	20,003

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   322   NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.8% continued

Kentucky State Housing Corp. Multifamily Variable Revenue Bonds, Cambridge Square Project, 0.30%, 2/1/24(1) (4) (5)	$4,000	$3,875

King George County IDA Waste Management, Inc., King George Land Revenue Bonds (AMT), 2.50%, 6/1/23(1) (5)	2,000	1,994

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 4.00%, 9/1/23(1) (4) (5)	4,850	4,856

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23(1) (4) (5)	2,500	2,505

Matagorda County Navigation District No. 1 Variable Revenue Bonds (AMT), Central Power & Light Company Project, 0.90%, 9/1/23(1) (4) (5)	4,250	4,188

Michigan State Finance Authority Revenue Notes, Series A-1 (State Aid Withholding), 5.00%, 7/20/23	2,000	2,013

Mobile IDB Pollution Control Variable Revenue Bonds, Alabama Power Barry Plant, 2.90%, 12/12/23(1) (4) (5)	1,000	997

Nassau County Local Economic Assistance Corp. MFH Variable Revenue Bonds, Park Lake Hempstead, 0.30%, 11/1/23(1) (4) (5)	10,000	9,845

Oregon State Housing & Community Services Department Housing Development Variable Revenue Bonds, Baldwin Apartments Project, 0.25%, 9/1/23(1) (4) (5)	8,630	8,494

Oregon State Housing & Community Services Department Housing Development Variable Revenue Bonds, Yaquina-Southfair Apartment Project (HUD Sector 8 Program), 0.47%, 12/1/23(1) (4) (5)	5,000	4,861

Patriots Energy Group Financing Agency South Carolina Gas Supply Revenue Bonds, Series A, 4.00%, 2/1/24(1) (4) (5)	8,200	8,214

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.8% continued

Pennsylvania State Turnpike Commission Turnpike Variable Revenue Refunding Bonds, Series A-1,

(Floating, SIFMA Municipal Swap Index Yield + 0.60%), 4.57%, 12/1/23(1)	$10,000	$10,005

Sacramento Municipal Utility District Adjustable Subordinate Revenue Bonds, Series A, 5.00%, 10/17/23(1) (4) (5)	1,950	1,952

Sherman Independent School District Variable G.O. Unlimited Bonds, School Building, Unrefunded Balance (PSF, Gtd.), 2.00%, 8/1/23(1) (4) (5)	6,265	6,245

Sinton Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.), 2.75%, 8/15/23(1) (4) (5)	10,000	9,987

Texas State Department of Multi-family Housing & Community Affairs Variable Revenue Bonds, Corona Del Valle (HUD Sector 8 Program), 0.37%, 8/1/23(1) (4) (5)	3,000	2,963

Washington State Economic Development Finance Authority Environmental Facilities Variable Revenue Refunding Bonds (AMT), Mura Cascade, 3.90%, 12/8/23(1) (4) (5)	16,000	16,003

Total Short-Term Investments

(Cost $211,318)		209,356

Total Investments – 99.0%

(Cost $2,396,646)		2,355,895

Other Assets less Liabilities – 1.0%		23,972

NET ASSETS – 100.0%		$2,379,867

(1)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(3)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.
(4)	Maturity date represents the puttable date.
(5)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(6)	Security has converted to a fixed rate as of August 2, 2021, and will be going forward.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 323 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2023

(7)	Maturity date represents the prerefunded date.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

1Y - 1 Year

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

CMT - Constant Maturity

COPS - Certificates of Participation

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GANS - Grant Anticipation Notes

GARVEE - Grant Anticipation Revenue Vehicle

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Develoment Authority

HFA - Housing Finance Authority

HUD - Housing and Urban Development

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

IDB - Industrial Development Board

LCRA - Lower Colorado River Authority

LIBOR - London Interbank Offered Rate

MFH - Multi-Family Housing

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SFM - Single Family Mortgage

SIFMA - Securities Industry and Financial Markets Association

SOFR - Secured Overnight Financing Rate

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	9.0%

Foreign Issuer Bonds	12.3%

Municipal Bonds	65.1%

Investment Companies	3.8%

Short-Term Investments	8.8%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds(1)	$ —	$ 213,368	$—	$ 213,368

Foreign Issuer Bonds(1)	—	292,911	—	292,911

Municipal Bonds(1)	—	1,549,051	—	1,549,051

Investment Companies	91,209	—	—	91,209

Short-Term Investments	—	209,356	—	209,356

Total Investments	$91,209	$2,264,686	$—	$2,355,895

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   324   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 97.0%

Alabama – 0.7%

Alabama State Public School & College Authority Revenue Refunding Bonds, Series A, Social Bonds, 5.00%, 11/1/35	$1,540	$1,768

Black Belt Energy Gas District Alabama Gas Prepay Revenue Bonds, Series A-1, Project No. 5, 4.00%, 10/1/26(1) (2) (3)	2,500	2,481

Southeast Energy Authority Commodity Supply Variable Revenue Bonds, Series A-1, Project No. 3, 5.50%, 12/1/29(1) (2) (3)	1,000	1,069

		5,318

Arizona – 2.0%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/43	2,000	2,114

Arizona State IDA Education Revenue Bonds, Series A-Social, Macombs Facility Project, 4.00%, 7/1/61	1,250	981

Arizona State IDA Lease Revenue Bonds, Series A, 3.00%, 9/1/50	1,600	1,145

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds, 4.00%, 11/1/46	1,000	905

Arizona State University Revenue Bonds, Series A, Green Bonds, 5.00%, 7/1/43	1,000	1,087

Maricopa County IDA Education Revenue Bonds, Legacy Traditional Schools Project, 4.00%, 7/1/51	1,000	737

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds, 4.00%, 7/1/44	5,000	4,954

Phoenix Civic Improvement Corp. Junior Lien Airport Revenue Bonds, Series B (AMT), 3.25%, 7/1/49	1,670	1,303

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Arizona – 2.0% continued

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured), 5.00%, 6/1/44	$2,000	$2,035

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical, 3.13%, 8/1/43	1,000	808

		16,069

Arkansas – 0.4%

Little Rock School District G.O. Limited Refunding Bonds, Series A (AGM Insured State Aid Withholding), 2.00%, 2/1/34 2,610		2,257

2.25%, 2/1/41	1,000	754

		3,011

California – 8.9%

Alameda Corridor Transportation Authority Senior Lien Convertible Revenue Refunding CABS, Series A, (Step to 5.40% on 10/1/37), 1.94%, 10/1/50(4) (5)	1,500	760

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1, 4.00%, 8/1/31(1) (2) (3)	5,000	4,934

California HFA Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates, 3.50%, 11/20/35	3,397	3,235

California School Finance Authority Educational Facilities Revenue Bonds, Series A, 4.00%, 7/1/55	1,075	919

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group, 3.00%, 10/1/46	1,000	738

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   325   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

California – 8.9% continued

California State Municipal Finance Authority Senior Living Revenue Bonds, Mt. San Antonio Gardens Project,

4.00%, 11/15/56	$750	$525

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/43	2,000	2,019

California State Municipal Finance Authority Student Housing Revenue Bonds, Orchard Park Student Housing Project, Green Bonds (BAM Insured),

3.00%, 5/15/54	1,000	758

California State Various Purpose G.O. Unlimited Bonds,

5.25%, 10/1/39	5,000	5,344

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series B, Election,

6.00%, 5/1/34	2,500	2,588

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

5.00%, 8/1/43	1,000	1,055

Coachella Valley Water District Revenue COPS, Series A, Oasis Project,

4.00%, 8/1/46	3,385	3,404

5.00%, 8/1/51	1,100	1,199

Los Angeles Department of Airports Airport Subordinated Revenue Refunding Bonds,

5.00%, 5/15/36	2,745	3,104

5.00%, 5/15/43	5,000	5,446

Los Angeles Department of Airports Revenue Bonds, Subseries B,

4.00%, 5/15/48	5,250	5,281

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/34	3,000	3,244

Los Angeles Department Of Water & Power System Revenue Bonds,

5.00%, 7/1/46	1,000	1,107

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

California – 8.9% continued

Los Angeles Department of Water & Power System Revenue Bonds, Series C,

5.00%, 7/1/39	$1,000	$1,111

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series D,

5.00%, 7/1/43	5,000	5,396

Newport Mesa Unified School District G.O. Unlimited Refunding CABS Bonds,

0.00%, 8/1/41(6)	2,000	977

Riverside County Transportation Commission Toll Senior Lien Revenue Refunding Bonds, RCTC 91 Express Lanes,

3.00%, 6/1/49	2,750	2,067

San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series A,

5.00%, 7/1/49	4,135	4,406

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/42	1,500	1,546

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Regional Water,

5.00%, 11/1/50	5,000	5,304

Solano County Community College G.O. Unlimited Bonds, Series A, District Election of 2012,

(Step to 5.13% on 8/1/23), 1.42%, 8/1/41(4) (5)	3,200	3,543

		70,085

Colorado – 7.4%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding),

5.25%, 12/1/40	4,775	5,119

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded,

5.25%, 12/1/26(7)	225	248

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   326   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Colorado – 7.4% continued

Arapahoe County School District No. 6 Littleton G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.50%, 12/1/43	$5,000	$5,612

Colorado State COPS,

6.00%, 12/15/39	5,000	6,128

Colorado State COPS, Series A,

4.00%, 12/15/37	10,000	10,162

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series A, University of Denver Project,

5.00%, 3/1/40	2,500	2,643

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt,

4.00%, 11/15/41	1,000	984

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B,

5.00%, 12/1/42	3,400	3,628

Denver City & County Airport Revenue Bonds, Series A (AMT),

5.00%, 11/15/37	2,000	2,206

5.00%, 11/15/47	1,500	1,592

4.13%, 11/15/53	1,000	955

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A,

5.00%, 12/1/43	2,000	2,076

Denver City & County Dedicated Tax Revenue CABS, Series A-2,

0.00%, 8/1/37(6)	2,750	1,504

0.00%, 8/1/39(6)	2,805	1,370

Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A,

5.00%, 8/1/42	1,500	1,575

Denver City & County Dedicated TRB, Series A,

4.00%, 8/1/51	5,000	4,900

Jefferson County School District No. R-001 G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 12/15/37	5,000	5,497

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Colorado – 7.4% continued

Windy Gap Firming Project Water Activity Enterprise Revenue Bonds,

5.00%, 7/15/46	$2,000	$2,201

		58,400

Connecticut – 0.8%

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure,

5.00%, 8/1/34	3,000	3,137

University of Connecticut Revenue Bonds, Series A,

5.25%, 11/15/47	3,000	3,230

		6,367

District of Columbia – 3.0%

District of Columbia G.O. Unlimited Bonds, Series A,

5.00%, 6/1/43	5,000	5,360

District of Columbia G.O. Unlimited Bonds, Series C,

5.00%, 6/1/38	1,000	1,020

District of Columbia Income Tax Secured Revenue Bonds, Series A,

5.00%, 7/1/47	3,000	3,341

District of Columbia Water & Sewer Authority Public Utility Subordinate Revenue Bonds, Series A, Green Bonds,

5.00%, 10/1/45	2,500	2,593

Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail & Capital Improvement,

5.00%, 10/1/44	2,000	2,110

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/43	4,000	4,147

Washington Metropolitan Area Transit Authority Gross Revenue Bonds,

5.00%, 7/1/38	1,800	1,927

5.00%, 7/1/43	3,000	3,181

		23,679

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   327   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Florida – 7.0%

Broward County Airport System Revenue Bonds (AMT),

5.00%, 10/1/42	$2,500	$2,572

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project,

5.00%, 4/1/48	2,000	2,060

Florida State Development Finance Corp. Educational Facility Revenue Bonds, Mater Academy Project, Series A,

5.00%, 6/15/50	2,000	1,895

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation,

4.50%, 7/1/43	3,000	3,013

Greater Orlando Aviation Authority Airport Facilities Priority Subordinated Revenue Bonds, Series A (AMT),

5.00%, 10/1/42	1,965	2,022

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport,

5.00%, 10/1/44	2,500	2,528

Hillsborough County IDA Hospital Revenue Bonds, Series A, Tampa General Hospital Project,

3.50%, 8/1/55	1,150	905

Lee County Local Optional Gas TRB,

5.25%, 8/1/49	3,500	3,829

Miami Beach Health Facilities Authority Mt. Sinai Medical Center of Florida Revenue Bonds,

3.00%, 11/15/51	3,500	2,463

Miami-Dade County Aviation Revenue Refunding Bonds,

5.00%, 10/1/41	450	464

Miami-Dade County Aviation Revenue Refunding Bonds (AMT),

5.00%, 10/1/27	2,000	2,039

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/38	5,000	5,081

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Florida – 7.0% continued

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-2 (AGM Insured),

3.00%, 10/1/50	$10,500	$7,769

Miami-Dade County Water & Sewer System Revenue Bonds, Series A,

4.00%, 10/1/37	2,500	2,529

Orange County HFA Revenue Bonds, Orlando Health Obligated Group,

4.00%, 10/1/52	2,500	2,294

Pasco County School Board COPS, Series A (BAM Insured),

5.00%, 8/1/43	3,000	3,262

South Broward Hospital District Revenue Refunding Bonds, Series A,

4.00%, 5/1/44	3,500	3,439

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Bonds,

5.00%, 10/1/38	5,000	5,052

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A,

5.00%, 10/1/36	1,750	1,868

		55,084

Georgia – 2.7%

Georgia State Ports Authority Revenue Bonds,

2.63%, 7/1/51	1,000	693

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/27(1) (2) (3)	10,000	9,997

5.00%, 5/15/43	500	503

5.00%, 5/15/49	1,000	1,011

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 &4 Project,

5.00%, 7/1/52	1,500	1,555

5.50%, 7/1/60	2,500	2,537

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project (AGM Insured),

5.00%, 7/1/52	2,500	2,636

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   328   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Georgia – 2.7% continued

Walton Industrial Building Authority Revenue Bonds, Walton County Jail Facility Project,

4.00%, 2/1/52	$2,500	$2,442

		21,374

Hawaii – 0.8%

Hawaii State Airports System Revenue Bonds, Series A (AMT),

5.00%, 7/1/48	4,000	4,118

Honolulu City & County G.O. Unlimited Bonds, Series A,

5.00%, 9/1/43	2,000	2,155

		6,273

Idaho – 0.3%

Idaho State Housing & Finance Association Sales TRB, Transportation Expansion & Mitigation,

5.00%, 8/15/47	2,500	2,752

Illinois – 3.7%

Chicago Midway Airport Second Lien Revenue Refunding Bonds, Series B,

5.25%, 1/1/34	2,500	2,503

Chicago O’Hare International Airport Senior Lien General Revenue Refunding Bonds, Series B,

5.00%, 1/1/41	3,100	3,187

Cook County Community Consolidated School District No. 34 G.O. Unlimited Bonds, Series A,

2.00%, 12/1/38	2,425	1,798

Du Page County Revenue Refunding Bonds, Morton Abroretum Project,

3.00%, 5/15/47	1,500	1,108

Illinois State Educational Facilities Authority Revenue Bonds, Field Museum of Natural History,

3.90%, 11/1/36	1,740	1,763

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign,

5.00%, 10/1/49	1,250	1,294

Illinois State Finance Authority Revenue Refunding Bonds, Northshore University Health System,

3.25%, 8/15/49	2,500	1,956

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Illinois – 3.7% continued

Illinois State Finance Authority Revenue Refunding Bonds, OSF Healthcare System,

3.00%, 5/15/50	$2,500	$1,754

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Lake Forest College,

5.25%, 10/1/52	500	476

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center,

5.00%, 11/15/38	1,500	1,525

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A,

4.00%, 2/1/33	4,750	4,845

Joliet Waterworks & Sewage Senior Lien Revenue BANS,

5.00%, 1/1/24	2,000	2,022

Schaumburg G.O. Unlimited Refunding Bonds, Series A,

4.00%, 12/1/41	5,000	5,001

		29,232

Indiana – 0.7%

Fishers Sewage Works Revenue Bonds (BAM Insured),

3.00%, 7/1/51	1,000	754

Indiana Finance Authority Environmental Facilities Variable Revenue Refunding Bonds (AMT), Indianapolis Power & Light Co. Project,

0.95%, 4/1/26(1) (2) (3)	1,500	1,350

Indiana Finance Authority Environmental Facilities Variable Revenue Refunding Bonds, Indianapolis Power & Light Co. Project,

0.75%, 4/1/26(1) (2) (3)	1,125	1,003

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Indianapolis Airport Authority Project,

5.00%, 1/1/44	2,000	2,146

		5,253

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   329   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Iowa – 0.3%

Pefa, Inc., Iowa Gas Project Revenue Bonds,

5.00%, 9/1/26(1) (2) (3)	$2,500	$2,550

Kansas – 0.1%

Manhattan G.O. Unlimited Temporary Notes, Series 2021-01,

0.20%, 6/15/24	890	850

Kentucky – 3.6%

Carroll County Environmental Facilities Revenue Bonds (AMT), Kentucky Utilities Co. Project,

1.75%, 9/1/26(1) (2) (3)	1,500	1,379

Carroll County Environmental Facilities Revenue Refunding Bonds (AMT), Kentucky Utilities Company,

2.13%, 10/1/34	5,200	4,173

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program),

4.00%, 5/1/38	5,000	5,021

Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, Gas Supply,

4.00%, 2/1/28(1) (2) (3)	10,000	9,871

Louisville & Jefferson County Metro Government PCR Refunding Bonds, Gas & Electric,

2.00%, 10/1/33	10,000	8,211

		28,655

Louisiana – 2.9%

Lake Charles Harbor & Terminal District Variable Revenue Bonds (AMT), Big Lake Fuels,

1.00%, 12/1/24(1) (2) (3)	5,000	4,731

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project,

2.50%, 4/1/36	7,250	6,009

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance,

5.00%, 5/15/47	2,000	2,040

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Louisiana – 2.9% continued

Louisiana State Gas & Fuels First Lien Revenue Refunding Bonds, Series A, Prerefunded,

4.50%, 5/1/25(7)	$2,500	$2,598

Louisiana State Gas & Fuels Tax Second Lien Revenue Refunding Bonds, Series C,

5.00%, 5/1/45	1,000	1,050

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project,

5.00%, 10/1/31	1,010	1,085

Shreveport Water & Sewer Revenue Bonds, Series B (BAM Insured),

5.00%, 12/1/41	5,000	5,251

		22,764

Maryland – 0.4%

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds,

2.50%, 10/1/33	1,850	1,737

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Lifebridge Health,

5.00%, 7/1/44	1,100	1,131

		2,868

Massachusetts – 4.0%

Lincoln School G.O. Unlimited Bonds,

3.50%, 3/1/44	3,810	3,496

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A,

0.00%, 7/1/29(6)	2,500	2,044

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B,

5.25%, 7/1/33	1,900	2,300

Massachusetts State Housing Finance Agency Revenue Bonds, Series H,

4.40%, 12/1/46	1,000	973

Massachusetts State Port Authority Revenue Bonds, Series A,

5.00%, 7/1/40	2,725	2,818

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   330   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Massachusetts – 4.0% continued

Massachusetts State Port Authority Revenue Bonds, Series C (AMT),

5.00%, 7/1/44	$2,000	$2,091

Massachusetts State School Building Authority Senior Lien Sales TRB, Series B,

5.00%, 11/15/36	1,500	1,605

5.00%, 11/15/39	2,500	2,654

Massachusetts State School Building Authority Subordinated Sales TRB, Series A,

5.00%, 2/15/44	4,000	4,312

Massachusetts State Transportation Fund Rail Enhancement & Accelerated Revenue Bonds,

5.00%, 6/1/42	5,000	5,312

Massachusetts State Transportation Fund Sustainability Revenue Bonds, Rail Enhancement Program,

5.00%, 6/1/50	2,500	2,729

Massachusetts State Water Resources Authority General Revenue Bonds, Series B,

5.00%, 8/1/43	1,455	1,566

		31,900

Michigan – 1.8%

Detroit City School District G.O. Unlimited Refunding Bonds, Series A (Q-SBLF Insured),

5.00%, 5/1/33	1,000	1,139

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I,

5.00%, 4/15/38	2,000	2,083

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1, Partially Prerefunded,

5.00%, 10/1/39	5,000	5,103

Michigan State HDA SFM Revenue Bonds, Series A, Social Bonds,

4.10%, 6/1/43	1,875	1,795

Walled Lake Consolidated School District G.O. Unlimited Bonds (Q-SBLF Insured),

5.00%, 5/1/50	1,000	1,073

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Michigan – 1.8% continued

Wayne County Airport Authority Revenue Refunding Bonds, Series G,

5.00%, 12/1/34	$2,625	$2,736

		13,929

Minnesota – 0.7%

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Long-Term Facilities Maintenance (School District Credit Program),

5.00%, 2/1/28	275	302

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A,

4.00%, 12/1/27(1) (2) (3)	5,000	5,062

		5,364

Mississippi – 0.1%

Mississippi State Business Finance Corp. Revenue Bonds, System Energy Resources, Inc., Project,

2.38%, 6/1/44	1,000	644

Missouri – 1.3%

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B,

5.00%, 5/1/33	1,000	1,043

5.00%, 5/1/45	3,395	3,542

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, Prerefunded,

5.00%, 5/1/25(7)	1,605	1,686

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds, Series A, Saint Louis University,

5.00%, 10/1/38	2,500	2,624

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s Health System,

5.00%, 11/15/43	1,280	1,328

		10,223

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   331   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Montana – 0.0%

Montana Board of Housing Single Family Program Revenue Refunding Bonds, Series A (FHA INS HUD VA Insured),

3.90%, 12/1/48	$60	$57

Nebraska – 1.0%

Douglas County Hospital Authority No. 2 Health Facilities Revenue Bonds, Children’s Hospital Obligated Group,

5.00%, 11/15/36	1,000	1,062

5.00%, 11/15/37	1,000	1,058

Omaha Public Power District Electric Revenue Refunding Bonds, Series A,

5.00%, 2/1/42	4,250	4,565

Omaha Public Power District Electric System Revenue Refunding Bonds, Series C,

5.00%, 2/1/43	1,000	1,026

		7,711

Nevada – 0.9%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2,

4.25%, 7/1/36	5,000	5,046

Clark County School District Building G.O. Limited Bonds, Series A,

4.00%, 6/15/36	2,000	2,032

		7,078

New Jersey – 1.0%

New Jersey State EDA Revenue Bonds, Transit Transportation Project,

5.00%, 11/1/34	2,000	2,200

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds,

5.00%, 6/15/34	500	552

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program,

5.25%, 6/15/43	4,500	4,765

		7,517

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

New Mexico – 0.2%

New Mexico State Mortgage Finance Authority Revenue Bonds, Series C (GNMA, FNMA, FHLMC Insured),

4.00%, 9/1/52	$990	$901

New Mexico State Mortgage Finance Authority Revenue Bonds, Series D, Class I (GNMA, FNMA, FHLMC Insured),

4.30%, 9/1/52	1,000	951

		1,852

New York – 20.0%

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds,

3.00%, 11/1/39	1,750	1,496

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood Bonds,

3.00%, 11/1/44	1,535	1,211

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014,

5.00%, 6/15/46	2,000	2,009

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series AA-1,

5.00%, 6/15/48	5,000	5,455

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series CC-1,

5.00%, 6/15/52	2,500	2,725

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution,

5.00%, 6/15/40	5,000	5,411

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE,

5.00%, 6/15/39	1,800	1,930

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   332   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

New York – 20.0% continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG,

5.00%, 6/15/39	$2,000	$2,074

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Sub-Series EE,

5.00%, 6/15/45	5,000	5,545

New York City Municipal Water Finance Authority Water & Sewer System Subordinate Revenue Refunding Bonds, Subseries FF-2,

5.00%, 6/15/40	3,500	3,829

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding),

5.00%, 7/15/43	3,000	3,203

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,

5.00%, 8/1/40	250	269

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2017,

5.00%, 2/1/43	8,310	8,807

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds,

3.00%, 5/1/48	4,750	3,699

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series A-3,

3.00%, 5/1/45	5,000	4,006

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series B-1,

2.50%, 8/1/48	2,500	1,687

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3,

5.00%, 5/1/41	5,000	5,352

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

New York – 20.0% continued

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1,

5.00%, 11/1/34	$500	$529

New York G.O. Unlimited Bonds, Series A-1,

4.00%, 8/1/50	5,000	4,828

New York G.O. Unlimited Bonds, Series F-1,

5.00%, 3/1/37	80	80

New York G.O. Unlimited Bonds, Subseries A-1,

4.75%, 8/1/38	3,500	3,518

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGM Insured), Prerefunded,

5.00%, 10/1/28(7)	5	6

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program, Unrefunded Balance (AGC State Aid Withholding),

5.25%, 10/1/23	165	165

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program, Unrefunded Balance (AGM Insured),

5.00%, 10/1/33	995	1,119

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A-2, Columbia University,

5.00%, 10/1/46	500	583

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series B, Columbia University,

5.00%, 10/1/38	4,500	4,924

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A,

3.50%, 3/15/52	2,500	2,105

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   333   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

New York – 20.0% continued

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series E, Group 2,

5.00%, 3/15/36	$600	$663

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A,

5.25%, 3/15/38	5,000	5,517

5.25%, 3/15/39	2,500	2,746

5.00%, 3/15/49	5,000	5,383

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D,

4.00%, 2/15/47	7,000	6,814

New York State Dormitory Authority State Personal Income TRB, Series A, Unrefunded Balance,

5.00%, 2/15/43	2,000	2,115

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds,

4.00%, 6/15/46	5,000	5,000

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA, FNMA Insured),

4.15%, 11/1/47	1,000	946

New York State Liberty Development Corp. Liberty Revenue Refunding Bonds, Series 1,

2.25%, 2/15/41	7,055	5,126

2.75%, 2/15/44	5,000	3,677

New York State Mortgage Agency Homeowner Revenue Bonds, Series 242, Social Bonds (SonyMA Insured),

3.25%, 10/1/47	5,000	4,087

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 233, Social Bonds,

2.05%, 4/1/33	1,555	1,309

New York State Thruway Authority Personal Income Tax Revenue Refunding Bonds, Series A, Bidding Group 5,

4.00%, 3/15/51	5,000	4,801

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

New York – 20.0% continued

New York State Thruway Authority Revenue Bonds, Series J,

5.00%, 1/1/27	$50	$51

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport,

5.00%, 12/1/31	550	621

New York State Urban Development Corp. Personal Income TRB, Series A-1,

5.00%, 3/15/43	3,000	3,002

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax,

5.00%, 3/15/47	5,500	5,918

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 186 (AMT),

5.00%, 10/15/44	3,000	3,044

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT),

5.00%, 9/15/28	1,000	1,082

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 277 (AMT),

2.00%, 10/1/32	2,000	1,695

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, Prerefunded,

5.00%, 10/15/24(7)	500	519

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, Series A-1,

5.00%, 5/15/51	750	807

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Revenue Bonds, Series C-3,

2.50%, 5/15/51	6,250	4,113

Triborough Bridge & Tunnel Authority Sales TRB, MTA Bridges & Tunnels, TBTA Capital,

5.25%, 5/15/62	3,000	3,281

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   334   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

New York – 20.0% continued

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds,

5.00%, 12/15/37	$2,500	$2,644

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds,

5.00%, 12/15/39	2,500	2,724

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE,

5.00%, 12/15/41	3,500	3,546

		157,796

North Carolina – 0.3%

North Carolina Capital Facilities Finance Agency Educational Revenue Bonds, Wake Forest University,

5.00%, 1/1/48	1,000	1,064

North Carolina State Housing Finance Agency Home Ownership Revenue Bonds, Series 44,

3.00%, 7/1/46	915	739

North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured),

5.00%, 1/1/49	500	521

		2,324

North Dakota – 0.1%

Grand Forks Health Care System Revenue Refunding Bonds, Altru Health System (AGM Insured),

3.00%, 12/1/46	1,500	1,164

Ohio – 0.3%

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A,

4.00%, 12/1/45	225	202

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System,

4.00%, 1/1/36	1,000	1,027

Washington Local School District Lucas County G.O. Unlimited Bonds, Series A (School District Credit Program),

3.13%, 12/1/51	2,000	1,519

		2,748

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Oregon – 2.7%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited CABS, Series A, (School Board Guaranty Program),

0.00%, 6/15/38(6)	$7,500	$3,886

Clackamas County School District No. 62C Oregon City G.O. Unlimited CABS, Series A (School Board Guaranty Program),

0.00%, 6/15/37(6)	1,000	560

Marion and Polk Counties School District No. 24J Salem-Keizer G.O. Unlimited Convertible CABS, Series B (School Board Guaranty Program),

5.00%, 6/15/34	3,000	3,487

Oregon State Health & Science University Revenue Refunding Bonds, Series A,

4.00%, 7/1/44	1,000	1,007

Oregon State Health & Science University Revenue Refunding Bonds, Series B,

5.00%, 7/1/38	2,035	2,128

Port of Portland International Airport Revenue Bonds,

5.00%, 7/1/49	2,010	2,125

Salem Hospital Facility Authority Revenue Refunding Bonds, Multi Model Salem Health Projects,

5.00%, 5/15/44	3,500	3,628

Union County Hospital Facility Authority Revenue Bonds, Grand Ronde Hospital Project,

5.00%, 7/1/52	750	757

Washington County School District No. 48J Beaverton G.O. Unlimited CABS, Series A (School Board Guaranty Program),

0.00%, 6/15/48(6)	5,000	1,485

Washington Multnomah & Yamhill Counties Hillsboro School District No. 1J G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 6/15/35	2,000	2,179

		21,242

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   335   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Pennsylvania – 3.0%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds (AGM Insured),

4.00%, 6/1/39	$5,000	$4,932

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds,

5.00%, 5/1/32	820	860

5.00%, 5/1/35	865	903

Franklin County G.O. Unlimited Refunding Bonds,

4.00%, 11/1/33	1,075	1,113

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System,

5.00%, 8/15/49	5,000	5,201

Pennsylvania State Turnpike Commission Oil Franchise Tax Subordinate Revenue Bonds, Series B,

5.00%, 12/1/43	2,500	2,639

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2,

5.00%, 12/1/48	2,000	2,094

Pennsylvania State Turnpike Commission Turnpike Revenue Bonds, Series B,

5.00%, 12/1/40	1,525	1,582

Pennsylvania State University Revenue Bonds, Series A,

5.00%, 9/1/45	2,000	2,178

Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series B,

5.00%, 12/1/46	1,700	1,827

		23,329

Rhode Island – 0.6%

Rhode Island Turnpike & Bridge Authority Motor Fuel TRB, Series A,

4.00%, 10/1/44	5,265	5,036

South Carolina – 1.4%

Patriots Energy Group Gas System Revenue Refunding Bonds, Series A,

4.00%, 6/1/51	2,500	2,313

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

South Carolina – 1.4% continued

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC-CR MBIA Insured),

5.38%, 1/1/25	$5,605	$5,847

University of South Carolina Athletic Facilities Revenue Refunding Bonds, Series A,

5.00%, 5/1/52	1,000	1,085

University of South Carolina Higher Education Revenue Bonds, Series A, Campus Village Project,

5.00%, 5/1/46	2,000	2,184

		11,429

Tennessee – 1.5%

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Belmont University,

4.00%, 5/1/51	3,500	3,201

Tennergy Corp. Gas Revenue Bonds, Series A,

4.00%, 9/1/28(1) (2) (3)	5,000	4,925

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 1B,

3.38%, 7/1/38	50	49

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B,

3.95%, 1/1/38	75	75

Tennessee State Energy Acquisition Corp. Variable Revenue Refunding Bonds, Series A-1, Gas Project,

5.00%, 5/1/28(1) (2) (3)	3,270	3,365

		11,615

Texas – 3.6%

Austin Electric Utility System Revenue Refunding Bonds, Series A,

5.00%, 11/15/28	500	530

Clifton Higher Education Finance Corp. Revenue Bonds, Series A, Idea Public Schools,

4.00%, 8/15/51	1,200	1,079

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   336   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Texas – 3.6% continued

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center,

0.90%, 5/15/25(1) (2) (3)	$2,500	$2,359

Lower Colorado River Authority Revenue Refunding Bonds,

5.00%, 5/15/39	2,500	2,502

Lower Colorado River Authority Transmission Contract Revenue Bonds, LCRA Transmission Services Corp.,

5.00%, 5/15/51	3,435	3,692

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services,

5.00%, 5/15/46	2,500	2,684

North Texas Tollway Authority Revenue Refunding Bonds,

4.25%, 1/1/49	1,500	1,474

Port Houston Authority Revenue Bonds,

5.00%, 10/1/51	2,500	2,722

Rockwall Independent School District G.O. Unlimited Bonds, Series A (PSF, Gtd.),

5.00%, 2/15/52	2,445	2,674

San Antonio Education Facilities Corp. Revenue Refunding Bonds, University of the Incarnated Word,

4.00%, 4/1/51	2,510	2,077

Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds, Series A, Christus Health,

4.00%, 7/1/53	2,000	1,879

University of Texas Permanent University Fund Revenue Bonds, Series B,

4.00%, 7/1/41	5,000	5,027

		28,699

Utah – 0.4%

Salt Lake City Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/42	3,000	3,085

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Virginia – 1.3%

Arlington County IDA Revenue Refunding Bonds, Virginia Hospital Center,

4.00%, 7/1/45	$2,000	$1,969

Fairfax County Sewer Revenue Bonds, Series A,

5.00%, 7/15/46	2,415	2,720

Lynchburg EDA Hospital Revenue Refunding Bonds, Centra Health Obligated Group,

4.00%, 1/1/47	750	712

Rockingham County EDA Facilities Revenue Refunding Bonds, Sentara RMH Medical Center,

3.00%, 11/1/46	2,000	1,552

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses,

3.38%, 1/1/51	3,000	2,157

Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River,

3.00%, 1/1/41	1,000	775

		9,885

Washington – 3.1%

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds,

5.00%, 12/1/40	560	585

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds, Series A,

5.00%, 12/1/47	5,000	5,560

Washington State G.O. Unlimited Bonds, Series B,

5.00%, 2/1/37	5,000	5,167

Washington State G.O. Unlimited Bonds, Series C, Bidding Group 3,

5.00%, 2/1/45	2,000	2,225

Washington State Health Care Facilities Authority Revenue Refunding Bonds, Providence Health & Services,

5.00%, 10/1/38	5,000	5,009

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   337   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Washington – 3.1% continued

Washington State Housing Finance Commission Social Certificate Revenue Bonds, Series A-1,

3.50%, 12/20/35	$973	$912

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E,

5.00%, 2/1/38	2,000	2,029

Washington State University Revenue Refunding Bonds,

5.00%, 4/1/40	1,320	1,362

Washington State Various Purpose G.O. Unlimited Bonds, Series A,

5.00%, 8/1/39	1,500	1,633

		24,482

Wisconsin – 2.0%

Milwaukee Corp. G.O. Unlimited Purpose Bonds, Series B4 (BAM Insured),

3.00%, 4/1/33	2,000	1,954

PFA Hospital Revenue Refunding Bonds, Renown Regional Medical Center Project,

3.00%, 6/1/45	2,500	1,916

PFA Revenue Bonds, Texas Biomedical Research Institute,

3.00%, 6/1/48	2,000	1,362

University Hospitals & Clinics Authority Revenue Refunding Bonds, Series A,

4.25%, 4/1/48	2,775	2,757

Wisconsin State G.O. Unlimited Bonds, Series A,

5.00%, 5/1/40	3,000	3,160

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University,

5.00%, 10/1/35	1,025	1,083

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center,

4.13%, 4/1/46	1,500	1,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.0% continued

Wisconsin – 2.0% continued

Wisconsin State Housing & EDA Revenue Bonds, Series A,

4.45%, 5/1/57	$2,305	$2,276

		16,008

Total Municipal Bonds

(Cost $838,751)		765,701

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(8) (9)	10,291,652	$10,292

Total Investment Companies

(Cost $10,292)		10,292

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.6%

Central Plains Energy Project Gas Project Revenue Bonds, Project No. 4,

5.00%, 1/1/24(1) (2) (3)	$2,500	$2,518

Patriots Energy Group Financing Agency South Carolina Gas Supply Revenue Bonds, Series A,

4.00%, 2/1/24(1) (2) (3)	2,000	2,003

Total Short-Term Investments

(Cost $4,497)		4,521

Total Investments – 98.9%

(Cost $853,540)		780,514

Other Assets less Liabilities – 1.1%		8,483

NET ASSETS – 100.0%		$788,997

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Step coupon bond. Rate as of March 31, 2023 is disclosed.
(6)	Zero coupon bond.
(7)	Maturity date represents the prerefunded date.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2023 is disclosed.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   338   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CR - Custody Receipt

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Develoment Authority

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

INS - Insured

LCRA - Lower Colorado River Authority

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SFM - Single Family Mortgage

SonyMA - State of New York Mortgage Agency

SRF - Special Revenue Fund

TRB - Tax Revenue Bonds

VA - Veterans Affairs

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Municipal Bonds	97.0%

Investment Companies	1.3%

Short-Term Investments	0.6%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds(1)	$ —	$765,701	$ —	$765,701

Investment Companies	10,292	—	—	10,292

Short-Term Investments	—	4,521	—	4,521

Total Investments	$10,292	$770,222	$ —	$780,514

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   339   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 8.9%

Automobile – 2.3%

CarMax Auto Owner Trust, Series 2019-4, Class B

2.32%, 7/15/25	$1,700	$1,662

Ford Credit Auto Lease Trust, Series 2022-A, Class A3

3.23%, 5/15/25	1,400	1,376

Ford Credit Auto Owner Trust, Series 2020-A, Class A4

1.35%, 7/15/25	800	780

Ford Credit Auto Owner Trust, Series 2022-D, Class A2A

5.37%, 8/15/25	5,950	5,948

Ford Credit Auto Owner Trust, Series 2023-A, Class A2A

5.14%, 3/15/26	1,750	1,751

GM Financial Automobile Leasing Trust, Series 2022-2, Class A3

3.42%, 6/20/25	2,072	2,035

GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4

1.90%, 3/17/25	940	924

GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3

0.51%, 4/16/26	3,897	3,753

GM Financial Consumer Automobile Receivables Trust, Series 2021-3, Class A3

0.48%, 6/16/26	7,956	7,632

Hyundai Auto Receivables Trust, Series 2021-C, Class A2A

0.36%, 10/15/24	235	233

Hyundai Auto Receivables Trust, Series 2022-A, Class A2A

1.81%, 2/18/25(1)	2,647	2,612

Hyundai Auto Receivables Trust, Series 2022-C, Class A2A

5.35%, 11/17/25	5,500	5,497

Mercedes-Benz Auto Receivables Trust, Series 2022-1, Class A2

5.26%, 10/15/25	5,000	4,996

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A2

5.09%, 1/15/26	1,100	1,098

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 8.9% continued

Automobile – 2.3% continued

Nissan Auto Lease Trust, Series 2021-A, Class A3

0.52%, 8/15/24	$3,417	$3,364

Santander Drive Auto Receivables Trust, Series 2022-2, Class A2

2.12%, 10/15/26	13	13

Santander Drive Auto Receivables Trust, Series 2023-1, Class A2

5.36%, 5/15/26	6,000	5,987

Tesla Auto Lease Trust, Series 2021-A, Class A2

0.36%, 3/20/25(1)	816	814

Toyota Auto Receivables Owner Trust, Series 2022-D, Class A2A

5.27%, 1/15/26	2,550	2,550

World Omni Auto Receivables Trust, Series 2021-B, Class A3

0.42%, 6/15/26	3,161	3,032

World Omni Auto Receivables Trust, Series 2021-D, Class A3

0.81%, 10/15/26	600	572

		56,629

Credit Card – 5.3%

American Express Credit Account Master Trust, Series 2022-1, Class A

2.21%, 3/15/27	13,900	13,268

American Express Credit Account Master Trust, Series 2022-2, Class A

3.39%, 5/15/27	16,050	15,674

BA Credit Card Trust, Series 2021-A1, Class A

0.44%, 9/15/26	4,500	4,295

Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1

0.55%, 7/15/26	34,140	32,326

Discover Card Execution Note Trust, Series 2021-A1, Class A1

0.58%, 9/15/26	14,400	13,530

Golden Credit Card Trust, Series 2022-2A, Class A

(Floating, U.S. SOFR + 0.25%), 4.97%, 1/15/26(1) (2)	22,600	22,536

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   340   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 8.9% continued

Credit Card – 5.3% continued

Trillium Credit Card Trust II, Series 2021-2A, Class A

(Floating, U.S. 30 Day Average SOFR + 0.22%), 4.78%, 10/26/26(1) (2)	$25,000	$24,959

		126,588

Other – 1.3%

Dell Equipment Finance Trust, Series 2021-2, Class A3

0.53%, 12/22/26(1)	5,400	5,236

Hpefs Equipment Trust, Series 2022-3A, Class A2

5.26%, 8/20/29(1)	3,500	3,496

MMAF Equipment Finance LLC, Series 2022-B, Class A2

5.57%, 9/9/25(1)	2,000	2,000

Verizon Master Trust, Series 2021-1, Class A

0.50%, 5/20/27	20,640	19,621

		30,353

Total Asset-Backed Securities

(Cost $218,604)		213,570

CORPORATE BONDS – 43.6%

Aerospace & Defense – 0.3%

Boeing (The) Co., 1.95%, 2/1/24	7,958	7,725

Asset Management – 1.2%

Charles Schwab (The) Corp.,

(Floating, U.S. SOFR Compounded Index + 1.05%), 5.85%, 3/3/27 (2)	20,000	19,066

FS KKR Capital Corp., 1.65%, 10/12/24	9,830	9,040

		28,106

Automotive – 2.7%

American Honda Finance Corp.,

(Floating, ICE LIBOR USD 3M + 0.28%), 5.09%, 1/12/24 (2)	6,000	5,968

Aptiv PLC/Aptiv Corp., 2.40%, 2/18/25	4,830	4,601

General Motors Financial Co., Inc., 3.70%, 5/9/23	620	619

1.70%, 8/18/23	3,160	3,111

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.6% continued

Automotive – 2.7% continued

(Floating, U.S. SOFR + 0.76%), 5.57%, 3/8/24 (2)	$7,400	$7,345

1.20%, 10/15/24	1,000	936

(Floating, U.S. SOFR + 0.62%), 5.20%, 10/15/24 (2)	250	246

3.50%, 11/7/24	4,000	3,897

Hyundai Capital America, 1.25%, 9/18/23 (1)	18,180	17,803

0.80%, 1/8/24 (1)	7,400	7,129

0.88%, 6/14/24 (1)	9,900	9,372

Nissan Motor Acceptance Co. LLC, 1.13%, 9/16/24 (1)	4,200	3,926

		64,953

Banking – 8.7%

Bank of America Corp.,

(Floating, Bloomberg Short-Term Bank Yield Index 3M + 0.43%), 5.27%, 5/28/24 (2)	25,100	24,981

(Floating, U.S. SOFR + 0.73%), 5.38%, 10/24/24 (2)	8,652	8,573

BNP Paribas S.A., 4.25%, 10/15/24	13,084	12,664

Citigroup, Inc.,

(Floating, ICE LIBOR USD 3M + 1.10%), 5.98%, 5/17/24 (2)	110	110

(Floating, U.S. SOFR + 0.67%), 5.35%, 5/1/25 (2)	3,418	3,373

(Floating, U.S. SOFR + 0.69%), 5.34%, 1/25/26 (2)	12,100	11,860

(Floating, U.S. SOFR + 1.28%), 6.06%, 2/24/28 (2)	21,000	20,744

Fifth Third Bank N.A.,

(Variable, U.S. SOFR + 1.23%), 5.85%, 10/27/25 (3)	15,900	15,672

JPMorgan Chase & Co.,

(Floating, ICE LIBOR USD 3M + 0.89%), 5.71%, 7/23/24 (2)	20,925	20,909

(Floating, ICE LIBOR USD 3M + 0.85%), 5.66%, 1/10/25 (2)	1,305	1,298

(Variable, U.S. SOFR + 0.49%), 0.77%, 8/9/25 (3)	9,000	8,450

(Floating, U.S. SOFR + 0.77%), 5.62%, 9/22/27 (2)	15,100	14,778

(Floating, U.S. SOFR + 1.18%), 5.95%, 2/24/28 (2)	13,000	12,845

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   341   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.6% continued

Banking – 8.7% continued

KeyBank N.A.,

(Variable, U.S. SOFR Compounded Index + 0.32%), 0.43%, 6/14/24 (3)	$3,700	$3,580

4.15%, 8/8/25	3,800	3,593

KeyCorp,

(Variable, U.S. SOFR + 1.25%), 3.88%, 5/23/25 (3)	7,700	7,422

Truist Financial Corp.,

(Floating, U.S. SOFR + 0.40%), 5.22%, 6/9/25 (2)	25,000	23,937

Wells Fargo & Co.,

(Floating, U.S. SOFR + 1.32%), 5.96%, 4/25/26 (2)	14,700	14,685

		209,474

Beverages – 0.3%

Keurig Dr. Pepper, Inc., 0.75%, 3/15/24	6,700	6,416

Biotechnology & Pharmaceuticals – 0.4%

Amgen, Inc., 5.25%, 3/2/25	5,050	5,106

Shire Acquisitions Investments Ireland DAC,

2.88%, 9/23/23	3,985	3,936

		9,042

Cable & Satellite – 0.1%

Cox Communications, Inc., 2.95%, 6/30/23(1)	2,755	2,739

Chemicals – 0.3%

Ecolab, Inc., 0.90%, 12/15/23	1,500	1,456

Sherwin-Williams (The) Co., 4.05%, 8/8/24	2,700	2,666

Westlake Corp., 0.88%, 8/15/24	2,375	2,250

		6,372

Commercial Support Services – 0.0%

Republic Services, Inc., 4.75%, 5/15/23	841	840

Construction Materials – 0.4%

Martin Marietta Materials, Inc., 0.65%, 7/15/23	8,790	8,663

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.6% continued

Containers & Packaging – 0.1%

Graphic Packaging International LLC, 0.82%, 4/15/24(1)	$2,022	$1,927

Diversified Industrials – 0.3%

Parker-Hannifin Corp., 3.65%, 6/15/24	8,240	8,116

Electric Utilities – 4.8%

Ameren Illinois Co., 0.38%, 6/15/23	7,150	7,080

American Electric Power Co., Inc.,

(Floating, ICE LIBOR USD 3M + 0.48%), 5.29%, 11/1/23 (2)	15,000	14,933

Black Hills Corp., 1.04%, 8/23/24	3,180	2,992

Consolidated Edison, Inc., 0.65%, 12/1/23	8,100	7,857

Dominion Energy, Inc.,

(Floating, ICE LIBOR USD 3M + 0.53%), 5.40%, 9/15/23 (2)	11,640	11,597

DTE Energy Co., 4.22%, 11/1/24	3,300	3,263

Entergy Louisiana LLC, 0.62%, 11/17/23	6,876	6,673

Eversource Energy,

(Floating, U.S. SOFR Compounded Index + 0.25%), 4.99%, 8/15/23 (2)	9,400	9,353

Mississippi Power Co.,

(Floating, U.S. SOFR + 0.30%), 5.17%, 6/28/24 (2)	8,000	7,919

NextEra Energy Capital Holdings, Inc.,

(Floating, U.S. SOFR Compounded Index + 0.40%), 5.10%, 11/3/23 (2)	17,160	17,065

OGE Energy Corp., 0.70%, 5/26/23	5,780	5,740

Public Service Enterprise Group, Inc., 0.84%, 11/8/23	350	340

Southern (The) Co., 0.60%, 2/26/24	1,580	1,511

Vistra Operations Co. LLC, 5.13%, 5/13/25 (1)	15,600	15,203

WEC Energy Group, Inc., 0.80%, 3/15/24	4,420	4,232

		115,758

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   342   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.6% continued

Entertainment Content – 0.8%

Take-Two Interactive Software, Inc., 3.30%, 3/28/24	$13,113	$12,826

3.55%, 4/14/25	1,400	1,364

Warnermedia Holdings, Inc., 3.43%, 3/15/24 (1)	6,200	6,057

		20,247

Food – 0.2%

Cargill, Inc., 1.38%, 7/23/23 (1)	500	494

0.40%, 2/2/24 (1)	175	167

General Mills, Inc., 5.24%, 11/18/25	1,940	1,946

Mondelez International, Inc., 2.13%, 3/17/24	2,050	1,992

		4,599

Health Care Facilities & Services – 0.3%

Cigna Group (The),

(Floating, ICE LIBOR USD 3M + 0.89%), 5.68%, 7/15/23 (2)	1,109	1,109

HCA, Inc., 5.00%, 3/15/24	2,100	2,087

Humana, Inc., 0.65%, 8/3/23	4,275	4,215

		7,411

Home Construction – 0.1%

Lennar Corp., 4.88%, 12/15/23	2,850	2,834

Household Products – 0.6%

Colgate-Palmolive Co., 4.80%, 3/2/26	9,675	9,885

Kenvue, Inc., 5.50%, 3/22/25 (1)	4,080	4,147

		14,032

Institutional Financial Services – 2.7%

Blackstone Private Credit Fund, 2.70%, 1/15/25	7,920	7,292

Goldman Sachs Group (The), Inc.,

(Floating, U.S. SOFR + 0.81%), 5.63%, 3/9/27 (2)	25,000	24,188

Morgan Stanley,

(Variable, U.S. SOFR + 0.62%), 0.73%, 4/5/24 (3)	7,000	6,998

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.6% continued

Institutional Financial Services – 2.7% continued

(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25 (3)	$3,385	$3,161

(Floating, U.S. SOFR + 0.95%), 5.71%, 2/18/26 (2)	20,000	19,696

National Securities Clearing Corp., 0.40%, 12/7/23 (1)	3,000	2,896

		64,231

Insurance – 8.1%

Athene Global Funding, 1.20%, 10/13/23 (1)	16,900	16,417

(Floating, ICE LIBOR USD 3M + 0.73%), 5.95%, 1/8/24 (1) (2)	35,000	34,669

Brighthouse Financial Global Funding, 0.60%, 6/28/23 (1)	8,650	8,545

(Floating, U.S. SOFR + 0.76%), 5.33%, 4/12/24 (1) (2)	1,300	1,284

1.75%, 1/13/25 (1)	700	655

Corebridge Financial, Inc., 3.50%, 4/4/25 (1)	12,900	12,391

Corebridge Global Funding, 0.45%, 12/8/23 (1)	13,230	12,770

GA Global Funding Trust,

(Floating, U.S. SOFR + 0.50%), 5.32%, 9/13/24 (1) (2)	20,000	19,450

Jackson Financial, Inc., 1.13%, 11/22/23	11,450	11,107

Jackson National Life Global Funding, 1.75%, 1/12/25 (1)	15,220	14,249

MassMutual Global Funding II, 0.85%, 6/9/23 (1)	1,000	992

Metropolitan Life Global Funding I,

(Floating, U.S. SOFR + 0.32%), 5.19%, 1/7/24 (1) (2)	14,700	14,626

Northwestern Mutual Global Funding,

(Floating, U.S. SOFR + 0.33%), 5.20%, 3/25/24 (1) (2)	11,030	10,922

Protective Life Global Funding, 0.63%, 10/13/23 (1)	15,800	15,398

0.78%, 7/5/24 (1)	13,300	12,599

Security Benefit Global Funding, 1.25%, 5/17/24	9,300	8,819

		194,893

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   343   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.6% continued

Leisure Facilities & Services – 0.2%

Starbucks Corp., 4.75%, 2/15/26	$3,730	$3,751

Machinery – 0.7%

Caterpillar Financial Services Corp.,

(Floating, ICE LIBOR USD 3M + 0.51%), 5.37%, 5/15/23 (2)	40	40

CNH Industrial Capital LLC, 1.95%, 7/2/23	5,850	5,793

3.95%, 5/23/25	6,090	5,931

Stanley Black & Decker, Inc., 6.27%, 3/6/26	5,870	5,940

		17,704

Medical Equipment & Devices – 2.1%

Baxter International, Inc., 0.87%, 12/1/23	14,200	13,816

(Floating, U.S. SOFR Compounded Index + 0.44%), 5.22%, 11/29/24 (2)	11,570	11,376

GE HealthCare Technologies, Inc., 5.55%, 11/15/24 (1)	11,000	11,065

Stryker Corp., 0.60%, 12/1/23	4,660	4,521

Thermo Fisher Scientific, Inc.,

(Floating, U.S. SOFR Compounded Index + 0.35%), 4.94%, 4/18/23 (2)	3,239	3,239

Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	6,600	6,238

		50,255

Oil & Gas Producers – 0.7%

ConocoPhillips Co., 2.13%, 3/8/24	3,000	2,919

Continental Resources, Inc., 4.50%, 4/15/23	10,050	10,037

3.80%, 6/1/24	1,000	980

Enterprise Products Operating LLC,

5.05%, 1/10/26	2,230	2,261

Exxon Mobil Corp., 1.57%, 4/15/23	55	55

		16,252

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.6% continued

Oil & Gas Services & Equipment – 0.2%

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,

1.23%, 12/15/23	$4,790	$4,650

Retail - Consumer Staples – 1.1%

7-Eleven, Inc., 0.80%, 2/10/24 (1)	14,000	13,405

Dollar General Corp., 4.25%, 9/20/24	3,360	3,320

Walgreens Boots Alliance, Inc., 0.95%, 11/17/23	9,920	9,653

		26,378

Retail - Discretionary – 0.2%

AutoNation, Inc., 4.50%, 10/1/25	1,000	977

Ross Stores, Inc., 3.38%, 9/15/24	5,000	4,889

		5,866

Semiconductors – 0.2%

Analog Devices, Inc.,

(Floating, U.S. SOFR + 0.25%), 5.12%, 10/1/24 (2)	3,320	3,287

Intel Corp., 4.88%, 2/10/26	795	805

		4,092

Software – 0.6%

Oracle Corp., 2.40%, 9/15/23	9,990	9,856

5.80%, 11/10/25	4,030	4,130

		13,986

Specialty Finance – 2.8%

Air Lease Corp., 3.88%, 7/3/23	800	796

4.25%, 2/1/24	7,500	7,375

0.80%, 8/18/24	5,100	4,756

Ally Financial, Inc., 3.05%, 6/5/23	1,300	1,288

3.88%, 5/21/24	2,646	2,542

American Express Co.,

(Floating, U.S. SOFR Compounded Index + 0.65%), 5.36%, 11/4/26 (2)	27,996	27,442

Aviation Capital Group LLC, 5.50%, 12/15/24 (1)	10,000	9,871

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   344   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 43.6% continued

Specialty Finance – 2.8% continued

Synchrony Financial, 4.25%, 8/15/24	$6,063	$5,731

4.88%, 6/13/25	9,047	8,375

		68,176

Steel – 0.2%

Nucor Corp., 3.95%, 5/23/25	5,340	5,254

Technology Hardware – 0.5%

Dell International LLC/EMC Corp., 5.45%, 6/15/23	4,886	4,884

Hewlett Packard Enterprise Co., 2.25%, 4/1/23	1,600	1,600

4.45%, 10/2/23	5,601	5,569

		12,053

Technology Services – 1.1%

Equifax, Inc., 3.95%, 6/15/23	2,100	2,091

Fidelity National Information Services, Inc.,

0.60%, 3/1/24	2,300	2,199

4.50%, 7/15/25	5,990	5,921

Global Payments, Inc., 1.50%, 11/15/24	7,630	7,187

International Business Machines Corp.,

4.00%, 7/27/25	8,720	8,622

		26,020

Telecommunications – 0.6%

AT&T, Inc.,

(Floating, ICE LIBOR USD 3M + 1.18%), 6.33%, 6/12/24 (2)	3,619	3,634

Verizon Communications, Inc.,

(Floating, U.S. SOFR Compounded Index + 0.79%), 5.64%, 3/20/26 (2)	12,000	11,915

		15,549

Total Corporate Bonds

(Cost $1,074,743)		1,048,364

FOREIGN ISSUER BONDS – 38.3%

Asset Management – 0.4%

UBS A.G., 0.38%, 6/1/23 (1)	670	665

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 38.3% continued

Asset Management – 0.4% continued

0.45%, 2/9/24 (1)	$455	$434

(Floating, U.S. SOFR + 0.36%), 5.08%, 2/9/24 (1) (2)	9,000	8,954

		10,053

Automotive – 2.4%

BMW U.S. Capital LLC, 3.80%, 4/6/23 (1)	3,700	3,700

(Floating, U.S. SOFR Compounded Index + 0.53%), 5.67%, 4/1/24 (1) (2)	7,633	7,605

(Floating, U.S. SOFR Compounded Index + 0.38%), 5.11%, 8/12/24 (1) (2)	20,200	20,037

Kia Corp., 2.38%, 2/14/25 (1)	7,080	6,723

Nissan Motor Co. Ltd., 3.04%, 9/15/23 (1)	10,000	9,850

Volkswagen Group of America Finance LLC,

(Floating, U.S. SOFR + 0.95%), 5.76%, 6/7/24 (1) (2)	10,860	10,829

		58,744

Banking – 29.4%

Australia & New Zealand Banking Group Ltd.,

5.09%, 12/8/25	5,140	5,181

Banco Santander S.A., 3.89%, 5/24/24	400	391

(Floating, U.S. SOFR + 1.24%), 5.99%, 5/24/24 (2)	21,400	21,345

5.15%, 8/18/25	6,200	6,086

Bank of Montreal,

(Floating, U.S. SOFR Compounded Index + 0.62%), 5.46%, 9/15/26 (2)	25,800	25,171

Bank of New Zealand,

(Floating, U.S. SOFR + 0.81%), 5.47%, 1/27/27 (1) (2)	21,000	20,656

Bank of Nova Scotia (The),

(Floating, U.S. SOFR + 0.38%), 5.05%, 7/31/24 (2)	20,000	19,834

(Floating, U.S. SOFR Compounded Index + 0.55%), 5.34%, 3/2/26 (2)	30,000	29,293

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   345   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 38.3% continued

Banking – 29.4% continued

Banque Federative du Credit Mutuel S.A.,

(Floating, ICE LIBOR USD 3M + 0.96%), 5.77%, 7/20/23 (1) (2)	$1,050	$1,048

(Floating, U.S. SOFR Compounded Index + 0.41%), 5.12%, 2/4/25 (1) (2)	35,000	34,433

Commonwealth Bank of Australia,

(Floating, U.S. SOFR + 0.40%), 5.27%, 7/7/25 (1) (2)	7,800	7,701

(Floating, U.S. SOFR + 0.52%), 5.36%, 6/15/26 (1) (2)	29,500	29,111

Cooperatieve Rabobank U.A.,

(Floating, U.S. SOFR Compounded Index + 0.38%), 5.25%, 1/10/25 (2)	9,700	9,602

Credit Agricole S.A., 3.75%, 4/24/23 (1)	5,710	5,703

3.25%, 10/4/24 (1)	5,000	4,824

Danske Bank A/S,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 6.47%, 1/9/26 (1) (3)	4,135	4,139

DBS Group Holdings Ltd.,

(Floating, U.S. SOFR Compounded Index + 0.30%), 5.05%, 11/22/24 (1) (2)	15,000	14,830

Deutsche Bank A.G., 0.96%, 11/8/23	7,300	6,970

(Variable, U.S. SOFR + 2.16%), 2.22%, 9/18/24 (3)	7,513	7,306

(Floating, U.S. SOFR + 1.22%), 5.96%, 11/16/27 (2)	7,500	6,638

Federation des Caisses Desjardins du Quebec,

(Floating, U.S. SOFR + 0.43%), 5.20%, 5/21/24 (1) (2)	22,400	22,218

(Variable, U.S. SOFR Compounded Index + 1.09%), 5.28%, 1/23/26 (1) (3)	14,030	14,017

HSBC Holdings PLC,

(Variable, U.S. SOFR + 0.53%), 0.73%, 8/17/24 (3)	8,020	7,854

(Floating, ICE LIBOR USD 3M + 1.38%), 6.53%, 9/12/26 (2)	22,816	22,622

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 38.3% continued

Banking – 29.4% continued

ING Groep N.V.,

(Floating, U.S. SOFR Compounded Index + 1.01%), 5.88%, 4/1/27 (2)	$27,000	$26,253

Lloyds Banking Group PLC, 4.05%, 8/16/23	2,939	2,918

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.72%, 8/11/26 (3)	7,700	7,496

Macquarie Group Ltd.,

(Floating, U.S. SOFR + 0.71%), 5.29%, 10/14/25 (1) (2)	12,960	12,585

(Floating, U.S. SOFR + 0.92%), 5.78%, 9/23/27 (1) (2)	13,000	12,580

Mitsubishi UFJ Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.70%), 4.79%, 7/18/25 (3)	10,000	9,902

(Floating, U.S. SOFR + 0.94%), 5.69%, 2/20/26 (2)	3,000	2,954

Mizuho Financial Group, Inc.,

(Floating, ICE LIBOR USD 3M + 0.61%), 5.62%, 9/8/24 (2)	20,100	19,951

National Australia Bank Ltd.,

(Floating, U.S. SOFR + 0.86%), 5.68%, 6/9/25 (1) (2)	14,200	14,160

National Bank of Canada, 0.75%, 8/6/24	12,500	11,779

(Variable, U.S. SOFR + 1.01%), 3.75%, 6/9/25 (3)	7,070	6,923

Nationwide Building Society, 0.55%, 1/22/24 (1)	5,000	4,815

(Floating, U.S. SOFR + 1.29%), 6.03%, 2/16/28 (1) (2)	10,700	10,219

NatWest Markets PLC,

(Floating, U.S. SOFR + 0.53%), 5.26%, 8/12/24 (1) (2)	10,700	10,536

(Floating, U.S. SOFR + 0.76%), 5.63%, 9/29/26 (1) (2)	32,900	31,831

Nordea Bank Abp, 1.00%, 6/9/23 (1)	3,685	3,653

3.75%, 8/30/23 (1)	5,000	4,961

(Floating, ICE LIBOR USD 3M + 0.94%), 5.89%, 8/30/23 (1) (2)	200	200

(Floating, U.S. SOFR + 0.96%), 5.76%, 6/6/25 (1) (2)	12,200	12,083

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   346   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 38.3% continued

Banking – 29.4% continued

Royal Bank of Canada,

(Floating, U.S. SOFR Compounded Index + 0.57%), 5.23%, 4/27/26 (2)	$20,900	$20,471

(Floating, U.S. SOFR Compounded Index + 0.59%), 5.28%, 11/2/26 (2)	15,000	14,622

Skandinaviska Enskilda Banken AB,

(Floating, ICE LIBOR USD 3M + 0.32%), 5.28%, 9/1/23 (1) (2)	9,520	9,486

(Floating, U.S. SOFR + 0.96%), 5.78%, 6/9/25 (1) (2)	20,000	19,933

Societe Generale S.A., 2.63%, 10/16/24 (1)	14,505	13,707

Sumitomo Mitsui Financial Group, Inc.,

0.51%, 1/12/24	2,500	2,404

(Floating, U.S. SOFR + 0.88%), 5.44%, 1/14/27 (2)	5,840	5,697

Svenska Handelsbanken AB,

(Floating, U.S. SOFR Compounded Index + 0.91%), 5.73%, 6/10/25 (1) (2)	27,484	27,323

Swedbank AB, 1.30%, 6/2/23 (1)	2,480	2,460

0.60%, 9/25/23 (1)	7,500	7,340

Toronto-Dominion Bank (The), 0.55%, 3/4/24	1,000	955

(Floating, U.S. SOFR + 0.36%), 5.16%, 3/4/24 (2)	5,000	4,971

3.77%, 6/6/25	7,700	7,497

(Floating, U.S. SOFR + 0.59%), 5.41%, 9/10/26 (2)	20,000	19,521

Westpac Banking Corp., 1.02%, 11/18/24	280	263

(Floating, U.S. SOFR + 1.00%), 5.78%, 8/26/25 (2)	13,230	13,255

(Floating, U.S. SOFR + 0.52%), 5.32%, 6/3/26 (2)	4,200	4,135

		706,812

Beverages – 0.4%

Coca-Cola Europacific Partners PLC, 0.50%, 5/5/23(1)	8,500	8,459

Biotechnology & Pharmaceuticals – 0.0%

GlaxoSmithKline Capital PLC, 0.53%, 10/1/23	1,015	993

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 38.3% continued

Cable & Satellite – 0.3%

Sky Ltd., 3.75%, 9/16/24(1)	$6,000	$5,884

Electric Utilities – 0.2%

Enel Finance International N.V., 4.25%, 6/15/25(1)	4,400	4,308

Governmental Banks – 0.2%

BNG Bank N.V., 0.75%, 4/17/23 (1)	4,200	4,193

Svensk Exportkredit AB, 0.75%, 4/6/23	1,300	1,300

		5,493

Industrial Support Services – 0.2%

Element Fleet Management Corp., 1.60%, 4/6/24(1)	5,800	5,556

Institutional Financial Services – 1.4%

LSEGA Financing PLC, 0.65%, 4/6/24 (1)	14,900	14,179

Sumitomo Mitsui Trust Bank Ltd., 0.80%, 9/12/23 (1)	5,000	4,896

0.85%, 3/25/24 (1)	7,200	6,892

(Floating, U.S. SOFR + 0.44%), 5.27%, 9/16/24 (1) (2)	7,855	7,796

		33,763

Metals & Mining – 0.3%

Glencore Funding LLC, 4.13%, 3/12/24(1)	7,000	6,924

Oil & Gas Producers – 1.3%

Enbridge, Inc.,

(Floating, U.S. SOFR Compounded Index + 0.63%), 5.37%, 2/16/24 (2)	14,180	14,075

Saudi Arabian Oil Co., 1.25%, 11/24/23 (1)	8,196	7,986

TotalEnergies Capital International S.A.,

2.43%, 1/10/25	5,122	4,951

TransCanada PipeLines Ltd., 1.00%, 10/12/24	5,160	4,839

		31,851

Specialty Finance – 1.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

(Floating, U.S. SOFR + 0.68%), 5.55%, 9/29/23 (2)	2,100	2,081

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   347   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 38.3% continued

Specialty Finance – 1.1% continued

3.15%, 2/15/24	$5,000	$4,848

1.65%, 10/29/24	9,100	8,512

Avolon Holdings Funding Ltd., 5.25%, 5/15/24 (1)	4,957	4,907

SMBC Aviation Capital Finance DAC,

4.13%, 7/15/23 (1)	5,927	5,888

		26,236

Telecommunications – 0.5%

Bell Telephone Co. of Canada or Bell Canada (The),

0.75%, 3/17/24	6,800	6,497

Rogers Communications, Inc., 4.10%, 10/1/23	4,900	4,863

		11,360

Transportation & Logistics – 0.2%

Canadian Pacific Railway Co., 1.35%, 12/2/24	4,060	3,825

Total Foreign Issuer Bonds

(Cost $940,450)		920,261

U.S. GOVERNMENT AGENCIES – 1.0% (4)

Fannie Mae – 0.4%

Fannie Mae REMICS, Series 2021-47, Class A,

3.00%, 11/25/32	6,388	6,216

Pool #FM3019, 3.50%, 2/1/35	2,340	2,267

Pool #MA3932, 3.50%, 2/1/35	2,085	2,021

		10,504

Federal Farm Credit Bank – 0.4%

0.25%, 2/26/24	9,150	8,799

Freddie Mac – 0.1%

Pool #ZS8641, 2.50%, 2/1/32	3,475	3,276

Government National Mortgage Association – 0.1%

Government National Mortgage Association, Series 2013-149, Class MA,

2.50%, 5/20/40	1,718	1,656

Total U.S. Government Agencies

(Cost $25,443)		24,235

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 2.8%

U.S. Treasury Notes – 2.8%

0.25%, 9/30/23	$5,000	$4,893

2.13%, 11/30/23	10,000	9,832

2.25%, 12/31/23	10,000	9,819

2.50%, 4/30/24	25,000	24,449

3.00%, 6/30/24	5,000	4,910

3.00%, 7/31/24	10,000	9,818

0.75%, 11/15/24	5,000	4,727

		68,448

Total U.S. Government Obligations

(Cost $69,874)		68,448

MUNICIPAL BONDS – 0.6%

New York – 0.6%

New York Taxable G.O. Unlimited Refunding Bonds, Series E, Fiscal 2021,

0.59%, 8/1/23	4,000	3,944

Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series AAA,

1.09%, 7/1/23	10,000	9,903

		13,847

Total Municipal Bonds

(Cost $14,000)		13,847

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 4.61%(5) (6)	69,178,793	$69,179

Total Investment Companies

(Cost $69,179)		69,179

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   348   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 1.4%

U.S. Treasury Bill, 4.40%, 10/5/23(7)	$35,000	$34,173

Total Short-Term Investments

(Cost $34,197)		34,173

Total Investments – 99.5%

(Cost $2,446,490)		2,392,077

Other Assets less Liabilities – 0.5%		11,094

NET ASSETS – 100.0%		$2,403,171

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(2)	Variable or floating rate security. Rate as of March 31, 2023 is disclosed.
(3)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2023.
(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2023 is disclosed.
(7)	Discount rate at the time of purchase.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Asset-Backed Securities	8.9%

Corporate Bonds	43.6%

Foreign Issuer Bonds	38.3%

U.S. Government Agencies	1.0%

U.S. Government Obligations	2.8%

Municipal Bonds	0.6%

Investment Companies	2.9%

Short-Term Investments	1.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-Backed Securities(1)	$—	$213,570	$—	$213,570

Corporate Bonds(1)	—	1,048,364	—	1,048,364

Foreign Issuer Bonds(1)	—	920,261	—	920,261

U.S. Government Agencies(1)	—	24,235	—	24,235

U.S. Government Obligations(1)	—	68,448	—	68,448

Municipal Bonds	—	13,847	—	13,847

Investment Companies	69,179	—	—	69,179

Short-Term Investments	—	34,173	—	34,173

Total Investments	$69,179	$2,322,898	$—	$2,392,077

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   349   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 1.3% (1)

Fannie Mae – 0.7%

Pool #555649,

7.50%, 10/1/32	$14	$14

Pool #BH9277,

3.50%, 2/1/48	127	120

Pool #FS3063,

4.50%, 10/1/52	190	187

		321

Freddie Mac – 0.4%

Pool #SD1710,

5.00%, 10/1/52	198	198

Pool #ZS7735,

2.00%, 1/1/32	1	2

		200

Government National Mortgage Association – 0.2%

Government National Mortgage

Association, Series 2017-95, Class QG,

2.50%, 8/20/46	81	74

Government National Mortgage Association I – 0.0%

Pool #676682,

4.50%, 6/15/25	15	15

Pool #782618,

4.50%, 4/15/24	3	3

Pool #783245,

5.00%, 9/15/24	3	3

Pool #783489,

5.00%, 6/15/25	1	1

		22

Total U.S. Government Agencies

(Cost $630)		617

U.S. GOVERNMENT OBLIGATIONS – 96.6%

U.S. Treasury Inflation Indexed Notes – 2.0%

0.50%, 4/15/24	116	136

0.13%, 7/15/24	111	137

0.13%, 10/15/24	120	137

0.25%, 1/15/25	111	137

0.38%, 7/15/25	111	137

0.13%, 4/15/26	126	138

0.13%, 4/15/27	137	138

0.13%, 7/15/30	2	2

		962

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 96.6% continued

U.S. Treasury Notes – 94.6%

2.25%, 4/30/24	$369	$360

0.25%, 5/15/24	374	357

1.75%, 6/30/24	225	218

1.75%, 7/31/24	638	616

1.88%, 8/31/24	637	615

2.13%, 9/30/24	633	613

2.25%, 10/31/24	632	612

2.25%, 11/15/24	675	654

4.50%, 11/30/24	7,333	7,362

2.50%, 1/31/25	623	605

2.75%, 2/28/25	618	603

2.88%, 4/30/25	618	603

0.25%, 5/31/25	145	134

2.88%, 5/31/25	587	573

0.25%, 7/31/25	677	622

0.25%, 9/30/25	133	122

0.38%, 11/30/25	128	117

0.38%, 12/31/25	159	145

2.63%, 12/31/25	119	115

4.00%, 2/15/26	6,785	6,813

0.75%, 3/31/26	320	293

2.25%, 3/31/26	371	355

0.88%, 6/30/26	302	275

1.88%, 6/30/26	295	278

0.63%, 7/31/26	299	270

0.75%, 8/31/26	293	265

1.13%, 10/31/26	211	192

1.50%, 1/31/27	265	244

0.63%, 3/31/27	92	81

0.50%, 5/31/27	257	225

0.38%, 9/30/27	311	269

2.25%, 11/15/27	226	212

0.63%, 11/30/27	236	206

3.88%, 11/30/27	8,838	8,930

0.75%, 1/31/28	229	200

1.25%, 5/31/28	215	191

2.88%, 8/15/28	595	573

1.13%, 8/31/28	208	183

3.13%, 11/15/28	588	573

2.88%, 4/30/29	2,129	2,044

See Notes to the Financial Statements. FIXED INCOME AND MONEY MARKET FUNDS 350 NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 96.6% continued

U.S. Treasury Notes – 94.6% continued

4.00%, 2/28/30	$1,500	$1,539

3.50%, 2/15/33	6,880	6,891

		46,148

Total U.S. Government Obligations

(Cost $47,933)		47,110

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

4.61%(2) (3)	2,039,074	$2,039

Total Investment Companies

(Cost $2,039)		2,039

Total Investments – 102.1%

(Cost $50,602)		49,766

Liabilities less Other Assets – (2.1%)		(1,015)

NET ASSETS – 100.0%		$48,751

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2023 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

U.S. Government Agencies	1.3%

U.S. Government Obligations	96.6%

Investment Companies	4.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Agencies(1)	$ —	$617	$—	$617

U.S. Government Obligations(1)	—	47,110	—	47,110

Investment Companies	2,039	—	—	2,039

Total Investments	$2,039	$47,727	$—	$49,766
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 351 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 23.9% (1)

Federal Farm Credit Bank – 9.5%
FFCB Bonds,
2.03%, 5/2/23	$60,000	$59,994
FFCB Discount Notes,
4.68%, 4/10/23(2)	110,000	109,873
4.85%, 5/24/23(2)	9,000	8,937
5.20%, 8/1/23(2)	21,000	20,635
5.25%, 8/31/23(2)	11,000	10,759
5.05%, 9/12/23(2)	7,000	6,841
5.07%, 9/28/23(2)	10,000	9,750
5.22%, 10/23/23(2)	20,000	19,413

FFCB Notes,

(Floating, U.S. SOFR + 0.02%), 4.84%, 4/3/23(3)	75,000	74,999

(Floating, U.S. SOFR + 0.03%), 4.85%, 4/3/23(3)	320,000	319,990

(Floating, U.S. Federal Funds + 0.02%), 4.85%, 4/3/23(3)	45,000	45,000

(Floating, U.S. SOFR + 0.04%), 4.86%, 4/3/23(3)	326,000	326,000

(Floating, U.S. SOFR + 0.05%), 4.87%, 4/3/23(3)	383,000	383,000

(Floating, U.S. SOFR + 0.06%), 4.88%, 4/3/23(3)	145,000	145,000

(Floating, U.S. SOFR + 0.05%), 4.89%, 4/3/23(3)	10,000	10,000

(Floating, U.S. Federal Funds + 0.13%), 4.96%, 4/3/23(3)	120,000	119,977

(Floating, U.S. SOFR + 0.15%), 4.96%, 4/3/23(3)	30,000	30,000

(Floating, U.S. SOFR + 0.15%), 4.97%, 4/3/23(3)	70,000	70,000

		1,770,168

Federal Home Loan Bank – 14.4%

FHLB Bonds,

5.40%, 3/27/24	60,000	60,000

5.54%, 4/24/24	25,000	25,000

5.33%, 4/26/24	45,000	45,000

5.35%, 4/26/24	55,000	55,000

FHLB Discount Notes,

4.68%, 5/24/23(2)	225,000	223,417

4.81%, 5/31/23(2)	210,000	208,322

4.91%, 6/12/23(2)	310,000	306,962

4.85%, 6/14/23(2)	150,000	148,508

4.99%, 8/23/23(2)	55,000	53,911

5.01%, 8/30/23(2)	220,000	215,419

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 23.9% (1) continued

Federal Home Loan Bank – 14.4% continued

5.03%, 9/1/23(2)	$110,000	$107,667

FHLB Notes,

(Floating, U.S. SOFR + 0.08%), 4.92%, 4/3/23(3)	725,000	725,000

(Floating, U.S. SOFR + 0.12%), 4.94%, 4/3/23(3)	70,000	70,000

(Floating, U.S. SOFR + 0.12%), 4.96%, 4/3/23(3)	435,000	435,000

		2,679,206

Total U.S. Government Agencies

(Cost $4,449,374)		4,449,374

U.S. GOVERNMENT OBLIGATIONS – 3.9%

U.S. Treasury Floating Rate Notes – 2.8%

(Floating, U.S. Treasury 3M Bill MMY + 0.08%), 4.66%, 4/3/23(3)	50,000	49,959

(Floating, U.S. Treasury 3M Bill MMY + 0.03%), 4.76%, 4/3/23(3)	60,540	60,540

(Floating, U.S. Treasury 3M Bill MMY + 0.03%), 4.77%, 4/3/23(3)	235,000	235,001

(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 4.77%, 4/3/23(3)	175,000	174,998

		520,498

U.S. Treasury Notes – 1.1%

0.13%, 4/30/23	165,000	164,742

1.63%, 4/30/23	35,000	34,986

		199,728

Total U.S. Government Obligations

(Cost $720,226)		720,226

Investments, at Amortized Cost

($5,169,600)		5,169,600

REPURCHASE AGREEMENTS – 72.6% (4)

Bank of America Securities LLC,dated 3/31/23, repurchase price $843,338,

4.82%, 4/3/23	843,000	843,000

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  352   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS - 72.6% (4) continued

Canadian Imperial Bank of Commerce, dated 3/31/23, repurchase price $550,661,

4.81%, 4/10/23	$550,000	$550,000

Citigroup Global Markets, Inc., dated 3/31/23, repurchase price

$1,070,429,

4.81%, 4/3/23	1,070,000	1,070,000

Federal Reserve Bank of New York, dated 3/31/23, repurchase price

$7,671,067,

4.80%, 4/3/23	7,668,000	7,668,000

Goldman Sachs & Co., dated 3/31/23, repurchase price

$1,000,401,

4.81%, 4/3/23	1,000,000	1,000,000

JPMorgan Securities LLC, dated 3/31/23, repurchase price $660,264,

4.80%, 4/3/23	660,000	660,000

JPMorgan Securities LLC, dated 3/31/23, repurchase price $752,991,

4.83%, 4/10/23	750,000	750,000

NatWest Markets PLC, dated 3/31/23, repurchase price $500,201,

4.82%, 4/3/23	500,000	500,000

Royal Bank of Canada, New York Branch, dated 3/31/23, repurchase price $450,541,

4.81%, 4/10/23	450,000	450,000

		13,491,000

Total Repurchase Agreements

(Cost $13,491,000)		13,491,000

Total Investments – 100.4%

(Cost $18,660,600)		18,660,600

Liabilities less Other Assets – (0.4%)		(76,025)

NET ASSETS – 100.0%		$18,584,575

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2023 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
FHLB	$1,504	2.70%	1/28/37
FHLMC	$769,392	2.00%—6.00%	10/1/38—4/1/53
FNMA	$1,854,534	1.50%—7.50%	8/1/24—7/1/61
GNMA	$268,566	1.50%—7.50%	8/20/29—12/20/62
U.S. Treasury Bills	$197,327	0.00%	4/4/23—2/22/24
U.S. Treasury Bonds	$429,940	0.13%—6.50%	11/15/26—2/15/52
U.S. Treasury Notes	$10,117,348	0.13%—4.87%	5/15/23—5/15/32

Total	$13,638,611

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M – 3 Month

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

MMY – Money Market Yield

SOFR – Secured Overnight Financing Rate

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	23.9%

U.S. Government Obligations	3.9%

Repurchase Agreements	72.6%
(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   353  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2023

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by
U.S. Government
Money Market Fund(1)	$—	$18,660,600	$—	$18,660,600
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. FIXED INCOME AND MONEY MARKET FUNDS 354 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 23.2% (1)

Federal Farm Credit Bank – 8.6%

FFCB Bonds,

2.03%, 5/2/23	$10,000	$9,999

FFCB Discount Notes,

4.68%, 4/10/23(2)	20,000	19,977

4.85%, 5/24/23(2)	2,000	1,986

4.79%, 6/22/23(2)	10,000	9,890

5.09%, 8/1/23(2)	4,000	3,930

5.07%, 8/29/23(2)	10,000	9,792

5.25%, 8/31/23(2)	2,000	1,956

5.05%, 9/12/23(2)	1,000	977

5.07%, 9/28/23(2)	2,000	1,950

5.22%, 10/23/23(2)	5,000	4,853

FFCB Notes,

(Floating, U.S. SOFR + 0.02%), 4.84%, 4/3/23(3)	10,000	10,000

(Floating, U.S. SOFR + 0.03%), 4.85%, 4/3/23(3)	10,000	10,000

(Floating, U.S. Federal Funds + 0.02%), 4.85%, 4/3/23(3)	5,000	5,000

(Floating, U.S. SOFR + 0.03%), 4.85%, 4/3/23(3)	45,000	44,997

(Floating, U.S. SOFR + 0.04%), 4.86%, 4/3/23(3)	10,000	10,000

(Floating, U.S. SOFR + 0.04%), 4.86%, 4/3/23(3)	5,000	5,000

(Floating, U.S. SOFR + 0.04%), 4.86%, 4/3/23(3)	10,000	10,000

(Floating, U.S. SOFR + 0.05%), 4.87%, 4/3/23(3)	5,000	5,000

(Floating, U.S. SOFR + 0.05%), 4.87%, 4/3/23(3)	5,000	5,000

(Floating, U.S. SOFR + 0.05%), 4.87%, 4/3/23(3)	10,000	10,000

(Floating, U.S. SOFR + 0.05%), 4.87%, 4/3/23(3)	20,000	20,000

(Floating, U.S. SOFR + 0.05%), 4.87%, 4/3/23(3)	10,000	10,000

(Floating, U.S. SOFR + 0.05%), 4.87%, 4/3/23(3)	10,000	10,000

(Floating, U.S. SOFR + 0.06%), 4.88%, 4/3/23(3)	5,000	5,000

(Floating, U.S. SOFR + 0.06%), 4.88%, 4/3/23(3)	10,000	10,000

(Floating, U.S. SOFR + 0.06%), 4.88%, 4/3/23(3)	25,000	25,003

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 23.2% (1) continued

Federal Farm Credit Bank – 8.6% continued

(Floating, U.S. Federal Funds + 0.13%), 4.96%, 4/3/23(3)	$5,000	$4,997

(Floating, U.S. Federal Funds + 0.13%), 4.96%, 4/3/23(3)	15,000	15,000

(Floating, U.S. SOFR + 0.15%), 4.96%, 4/3/23(3)	5,000	5,000

(Floating, U.S. SOFR + 0.15%), 4.97%, 4/3/23(3)	15,000	15,000

		300,307

Federal Home Loan Bank – 14.6%

FHLB Bonds,

5.40%, 3/27/24	10,000	10,000

5.54%, 4/24/24	5,000	5,000

5.33%, 4/26/24	10,000	10,000

5.35%, 4/26/24	10,000	10,000

FHLB Discount Notes,

4.68%, 5/24/23(2)	30,000	29,789

4.79%, 5/24/23(2)	10,000	9,930

4.81%, 5/31/23(2)	40,000	39,680

4.91%, 6/12/23(2)	60,000	59,412

4.85%, 6/14/23(2)	30,000	29,701

4.99%, 8/23/23(2)	10,000	9,802

5.01%, 8/30/23(2)	40,000	39,167

5.03%, 9/1/23(2)	25,000	24,470

FHLB Notes,

(Floating, U.S. SOFR + 0.08%), 4.92%, 4/3/23(3)	135,000	135,000

(Floating, U.S. SOFR + 0.12%), 4.94%, 4/3/23(3)	15,000	15,000

(Floating, U.S. SOFR + 0.12%), 4.96%, 4/3/23(3)	85,000	85,000

		511,951

Total U.S. Government Agencies

(Cost $812,258)		812,258

U.S. GOVERNMENT OBLIGATIONS – 4.9%

U.S. Treasury Floating Rate Notes – 4.5%

(Floating, U.S. Treasury 3M Bill MMY + 0.08%), 4.66%, 4/3/23(3)	20,000	19,988

(Floating, U.S. Treasury 3M Bill MMY + 0.03%), 4.76%, 4/3/23(3)	68,170	68,170

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 355 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS—4.9% continued

U.S. Treasury Floating Rate Notes – 4.5% continued

(Floating, U.S. Treasury 3M Bill MMY + 0.03%), 4.77%, 4/3/23(3)	$45,000	$45,000

(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 4.77%, 4/3/23(3)	25,000	25,000

		158,158

U.S. Treasury Notes – 0.4%

0.13%, 4/30/23	10,000	9,984

1.63%, 4/30/23	5,000	4,998

		14,982

Total U.S. Government Obligations

(Cost $173,140)		173,140

Investments, at Amortized Cost

( $985,398)		985,398

REPURCHASE AGREEMENTS – 72.2% (4)

Bank of America Securities LLC,dated 3/31/23, repurchase price $100,040, 4.82%, 4/3/23	100,000	100,000

Bank of America Securities LLC,dated 3/31/23, repurchase price $50,059, 4.86%, 4/10/23	50,000	50,000

Citigroup Global Markets, Inc.,dated 3/31/23, repurchase price $356,142, 4.81%, 4/3/23	356,000	356,000

Federal Reserve Bank of New York,dated 3/31/23, repurchase price $1,278,511, 4.80%, 4/3/23	1,278,000	1,278,000

JPMorgan Securities LLC, dated 3/31/23, repurchase price $150,598, 4.83%, 4/10/23	150,000	150,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS - 72.2% (4) continued

JPMorgan Securities LLC, dated 3/31/23, repurchase price $450,180, 4.80%, 4/3/23	$450,000	$450,000

Royal Bank of Canada, New York Branch, dated 3/31/23,repurchase price $150,505, 4.85%, 4/10/23	150,000	150,000

		2,534,000

Total Repurchase Agreements

(Cost $2,534,000)		2,534,000

Total Investments – 100.3%

(Cost $3,519,398)		3,519,398

Liabilities less Other Assets – (0.3%)		(9,420)

NET ASSETS – 100.0%		$3,509,978

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2023 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

Name	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES

FHLB	$35,725	2.65%—4.03%	6/6/33—11/5/41

FHLMC	$145,309	0.00%—5.00%	3/15/28—9/1/52

FNMA	$378,555	0.00%—6.50%	6/1/28—9/1/61

GNMA	$201,614	2.00%—6.50%	10/15/28—3/15/65

U.S. Treasury Bills	$57,098	0.00%	7/6/23—7/25/23

U.S. Treasury Bonds	$311,311	2.13%—2.25%	2/15/41—5/15/41

U.S. Treasury Notes	$1,436,968	0.63%—4.76%	5/31/23—5/15/32
Total	$2,566,580

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M –3 Month

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FNMA – Federal National Mortgage Association

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   356  NORTHERN FUNDS ANNUAL REPORT

_

MARCH 31, 2023

GNMA – Government National Mortgage Association

MMY – Money Market Yield

SOFR – Secured Overnight Financing Rate

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	23.2%

U.S. Government Obligations	4.9%

Repurchase Agreements	72.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Select Money Market Fund(1)	$—	$3,519,398	$—	$3,519,398

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 357 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 99.3%

U.S. Treasury Bonds – 20.5%

6.00%, 2/15/26	$10	$11

6.50%, 11/15/26	35	38

6.38%, 8/15/27	65	72

6.13%, 11/15/27	75	83

5.50%, 8/15/28	50	54

5.25%, 11/15/28	100	108

6.13%, 8/15/29	50	57

6.25%, 5/15/30	75	88

5.38%, 2/15/31	100	113

4.50%, 2/15/36	60	67

4.75%, 2/15/37	25	28

5.00%, 5/15/37	50	58

4.38%, 2/15/38	50	55

4.50%, 5/15/38	95	105

3.50%, 2/15/39	50	49

4.25%, 5/15/39	100	108

4.50%, 8/15/39	100	111

4.38%, 11/15/39	100	109

4.63%, 2/15/40	100	113

1.13%, 5/15/40	300	200

4.38%, 5/15/40	115	125

1.13%, 8/15/40	450	297

3.88%, 8/15/40	100	103

1.38%, 11/15/40	525	362

4.25%, 11/15/40	100	107

1.88%, 2/15/41	550	411

4.75%, 2/15/41	145	165

2.25%, 5/15/41	535	425

4.38%, 5/15/41	140	152

1.75%, 8/15/41	550	398

3.75%, 8/15/41	100	100

2.00%, 11/15/41	400	302

3.13%, 11/15/41	145	132

2.38%, 2/15/42	400	322

3.13%, 2/15/42	100	91

3.00%, 5/15/42	155	138

3.25%, 5/15/42	225	208

2.75%, 8/15/42	130	111

3.38%, 8/15/42	150	141

2.75%, 11/15/42	165	140

4.00%, 11/15/42	300	308

3.13%, 2/15/43	205	184

3.88%, 2/15/43	250	252

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.3% continued

U.S. Treasury Bonds – 20.5% continued

2.88%, 5/15/43	$225	$194

3.63%, 8/15/43	100	97

3.75%, 11/15/43	230	227

3.63%, 2/15/44	150	145

3.38%, 5/15/44	150	140

3.13%, 8/15/44	225	201

3.00%, 11/15/44	255	222

2.50%, 2/15/45	150	120

3.00%, 5/15/45	125	109

2.88%, 8/15/45	175	149

3.00%, 11/15/45	80	70

2.50%, 2/15/46	150	119

2.50%, 5/15/46	250	199

2.25%, 8/15/46	275	208

2.88%, 11/15/46	100	85

3.00%, 2/15/47	200	174

3.00%, 5/15/47	150	131

2.75%, 8/15/47	300	249

2.75%, 11/15/47	200	166

3.00%, 2/15/48	290	253

3.13%, 5/15/48	325	290

3.00%, 8/15/48	300	262

3.38%, 11/15/48	300	281

3.00%, 2/15/49	350	306

2.88%, 5/15/49	400	342

2.25%, 8/15/49	350	263

2.38%, 11/15/49	325	251

2.00%, 2/15/50	415	294

1.25%, 5/15/50	450	262

1.38%, 8/15/50	550	330

1.63%, 11/15/50	500	321

1.88%, 2/15/51	675	461

2.38%, 5/15/51	650	499

2.00%, 8/15/51	525	369

1.88%, 11/15/51	450	306

2.25%, 2/15/52	500	373

2.88%, 5/15/52	425	364

3.00%, 8/15/52	380	334

4.00%, 11/15/52	400	425

3.63%, 2/15/53	425	422

		16,614

U.S. Treasury Notes – 78.8%

0.38%, 4/15/24	300	287

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   358   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 99.3% continued

U.S. Treasury Notes – 78.8% continued

2.00%, 4/30/24	$250	$243

2.25%, 4/30/24	300	293

2.50%, 4/30/24	250	244

0.25%, 5/15/24	450	429

2.50%, 5/15/24	375	367

2.00%, 5/31/24	300	292

2.50%, 5/31/24	750	733

1.75%, 6/30/24	275	266

2.00%, 6/30/24	200	194

3.00%, 6/30/24	375	368

0.38%, 7/15/24	300	285

1.75%, 7/31/24	250	241

2.13%, 7/31/24	250	243

3.00%, 7/31/24	250	245

0.38%, 8/15/24	100	95

2.38%, 8/15/24	525	511

1.25%, 8/31/24	200	192

1.88%, 8/31/24	250	242

3.25%, 8/31/24	350	345

0.38%, 9/15/24	250	236

1.50%, 9/30/24	200	192

2.13%, 9/30/24	300	291

4.25%, 9/30/24	350	350

0.63%, 10/15/24	500	473

1.50%, 10/31/24	300	287

2.25%, 10/31/24	150	145

0.75%, 11/15/24	500	473

2.25%, 11/15/24	550	533

1.50%, 11/30/24	300	287

2.13%, 11/30/24	200	193

4.50%, 11/30/24	500	502

1.00%, 12/15/24	250	237

1.75%, 12/31/24	200	192

2.25%, 12/31/24	250	242

4.25%, 12/31/24	250	250

1.13%, 1/15/25	450	426

1.38%, 1/31/25	200	190

2.50%, 1/31/25	200	194

4.13%, 1/31/25	250	250

1.50%, 2/15/25	500	476

2.00%, 2/15/25	325	312

1.13%, 2/28/25	250	236

2.75%, 2/28/25	215	210

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.3% continued

U.S. Treasury Notes – 78.8% continued

4.63%, 2/28/25	$500	$505

1.75%, 3/15/25	400	383

0.50%, 3/31/25	400	373

2.63%, 3/31/25	150	146

3.88%, 3/31/25	500	498

2.63%, 4/15/25	350	340

0.38%, 4/30/25	300	278

2.88%, 4/30/25	200	195

2.13%, 5/15/25	400	385

2.75%, 5/15/25	375	365

0.25%, 5/31/25	300	277

2.88%, 5/31/25	175	171

2.88%, 6/15/25	350	342

0.25%, 6/30/25	400	369

2.75%, 6/30/25	150	146

0.25%, 7/31/25	350	321

2.88%, 7/31/25	225	220

2.00%, 8/15/25	550	526

3.13%, 8/15/25	350	343

0.25%, 8/31/25	250	229

2.75%, 8/31/25	150	146

3.50%, 9/15/25	300	297

0.25%, 9/30/25	500	458

3.00%, 9/30/25	200	196

4.25%, 10/15/25	250	252

0.25%, 10/31/25	350	319

3.00%, 10/31/25	200	196

2.25%, 11/15/25	445	427

4.50%, 11/15/25	300	304

0.38%, 11/30/25	355	324

2.88%, 11/30/25	150	146

0.38%, 12/31/25	400	365

2.63%, 12/31/25	300	290

3.88%, 1/15/26	300	300

0.38%, 1/31/26	350	318

2.63%, 1/31/26	150	145

1.63%, 2/15/26	550	517

4.00%, 2/15/26	500	502

0.50%, 2/28/26	500	454

2.50%, 2/28/26	100	96

4.63%, 3/15/26	500	511

0.75%, 3/31/26	500	457

2.25%, 3/31/26	250	239

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   359   FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 99.3% continued

U.S. Treasury Notes – 78.8% continued

0.75%, 4/30/26	$250	$228

2.38%, 4/30/26	225	216

1.63%, 5/15/26	450	421

0.75%, 5/31/26	300	273

2.13%, 5/31/26	175	166

0.88%, 6/30/26	500	456

1.88%, 6/30/26	225	212

0.63%, 7/31/26	550	496

1.88%, 7/31/26	200	188

1.50%, 8/15/26	520	483

0.75%, 8/31/26	150	136

1.38%, 8/31/26	200	185

0.88%, 9/30/26	450	408

1.63%, 9/30/26	150	140

1.13%, 10/31/26	500	456

1.63%, 10/31/26	200	186

2.00%, 11/15/26	415	390

1.25%, 11/30/26	475	435

1.63%, 11/30/26	250	232

1.25%, 12/31/26	350	320

1.75%, 12/31/26	200	186

1.50%, 1/31/27	575	529

2.25%, 2/15/27	410	388

1.13%, 2/28/27	200	182

1.88%, 2/28/27	300	280

0.63%, 3/31/27	180	160

2.50%, 3/31/27	350	334

0.50%, 4/30/27	275	242

2.75%, 4/30/27	350	337

2.38%, 5/15/27	250	237

0.50%, 5/31/27	250	219

2.63%, 5/31/27	450	431

0.50%, 6/30/27	200	175

3.25%, 6/30/27	400	393

0.38%, 7/31/27	250	217

2.75%, 7/31/27	375	361

2.25%, 8/15/27	350	330

0.50%, 8/31/27	250	218

3.13%, 8/31/27	350	342

0.38%, 9/30/27	400	346

4.13%, 9/30/27	350	357

0.50%, 10/31/27	400	347

4.13%, 10/31/27	250	255

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.3% continued

U.S. Treasury Notes – 78.8% continued

2.25%, 11/15/27	$300	$282

0.63%, 11/30/27	400	349

3.88%, 11/30/27	350	354

0.63%, 12/31/27	450	391

3.88%, 12/31/27	250	253

0.75%, 1/31/28	500	437

3.50%, 1/31/28	250	249

2.75%, 2/15/28	400	384

1.13%, 2/29/28	550	488

4.00%, 2/29/28	500	509

1.25%, 3/31/28	400	357

3.63%, 3/31/28	500	501

1.25%, 4/30/28	500	445

2.88%, 5/15/28	525	506

1.25%, 5/31/28	450	400

1.25%, 6/30/28	550	488

1.00%, 7/31/28	450	393

2.88%, 8/15/28	590	568

1.13%, 8/31/28	200	176

1.25%, 9/30/28	450	397

1.38%, 10/31/28	500	444

3.13%, 11/15/28	475	463

1.50%, 11/30/28	350	312

1.38%, 12/31/28	450	399

1.75%, 1/31/29	300	271

2.63%, 2/15/29	600	569

1.88%, 2/28/29	300	273

2.38%, 3/31/29	400	373

2.88%, 4/30/29	250	240

2.38%, 5/15/29	400	373

2.75%, 5/31/29	300	286

3.25%, 6/30/29	325	319

2.63%, 7/31/29	300	284

1.63%, 8/15/29	450	401

3.13%, 8/31/29	300	292

3.88%, 9/30/29	275	280

4.00%, 10/31/29	200	205

1.75%, 11/15/29	225	202

3.88%, 11/30/29	300	305

3.88%, 12/31/29	250	255

3.50%, 1/31/30	250	249

1.50%, 2/15/30	425	373

4.00%, 2/28/30	300	308

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS   360   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2023

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 99.3% continued

U.S. Treasury Notes – 78.8% continued

3.63%, 3/31/30	$500	$502

0.63%, 5/15/30	600	491

0.63%, 8/15/30	735	599

0.88%, 11/15/30	875	724

1.13%, 2/15/31	750	632

1.63%, 5/15/31	840	730

1.25%, 8/15/31	900	755

1.38%, 11/15/31	800	675

1.88%, 2/15/32	850	746

2.88%, 5/15/32	800	761

2.75%, 8/15/32	700	659

4.13%, 11/15/32	750	788

3.50%, 2/15/33	600	601

		63,922

Total U.S. Government Obligations

(Cost $88,459)		80,536

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

4.61%(1) (2)	1,788,712	$1,789

Total Investment Companies

(Cost $1,789)		1,789

Total Investments – 101.5%

(Cost $90,248)		82,325

Liabilities less Other Assets – (1.5%)		(1,180)

NET ASSETS – 100.0%		$81,145

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2023 is disclosed.

Percentages shown are based on Net Assets.

At March 31, 2023, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

U.S. Government Obligations	99.3%

Investment Companies	2.2%
(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2023:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Obligations(1)	$ —	$80,536	$—	$80,536

Investment Companies	1,789	—	—	1,789

Total Investments	$1,789	$80,536	$—	$82,325

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT   361   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 41 funds as of March 31, 2023, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, Bond Index, California Intermediate Tax-Exempt, California Tax-Exempt, Core Bond, Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Limited Term Tax-Exempt, Limited Term U.S. Government, Multi-Manager Emerging Markets Debt Opportunity, Multi-Manager High Yield Opportunity, Short Bond, Tax-Advantaged Ultra-Short Fixed Income, Tax-Exempt, Ultra-Short Fixed Income, U.S. Government, U.S. Government Money Market, U.S. Government Select Money Market and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt Fund, which is a non-diversified portfolio. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Each Fund is authorized to issue one class of shares designated as the “Shares” class. The Ultra-Short Fixed Income Fund is authorized to issue a second class of shares designated as Siebert Williams Shank Shares, which commenced operations on September 13, 2022.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser and administrator for the Funds. The Northern Trust Company (“Northern Trust”), an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Funds. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

The U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund seek to qualify as government money market funds under Rule 2a-7 of the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each class of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading. The NAV calculation time and cut-off time for submitting purchase, redemption and exchange requests is at 4:00 P.M. Central time with respect to the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities for the Funds other than the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the last quoted sale price, or the official closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange traded funds, are valued at their closing NAV. Shares of closed-end funds and exchange-traded funds are valued at their closing market price. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded futures and options are valued at the settlement price as established each day by the exchange on which they are traded. Centrally cleared and bilateral swap agreements are generally valued using an independent pricing service. The foregoing prices may be obtained from one or more independent

FIXED INCOME AND MONEY MARKET FUNDS   362   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2023

pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost.

The investments held by U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund are valued at amortized cost, which approximates fair value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. Where the Trust’s Board of Trustees (“Board”) believes the extent of any deviation from a Fund’s amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, the Board will consider what action should be initiated, which may include fair valuing securities in accordance with policies and procedures established by, and subject to oversight of, the Board.

The Board has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, any securities for which market quotations are not readily available or for which the available price has been determined to not represent a reliable, current market value are valued at fair value as determined in good faith by NTI. The Board oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. NTI, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case NTI may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by NTI to price a Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. government securities or U.S. government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return or to seek exposure to certain countries or currencies (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The futures contract positions and investment strategies utilized during the fiscal year ended March 31, 2023, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Core Bond	Long and Short	Hedging/Liquidity

Fixed Income	Long and Short	Hedging/Liquidity

Multi-Manager High Yield Opportunity	Short	Hedging/Liquidity/Speculation

Short Bond	Long and Short	Hedging/Liquidity

At March 31, 2023, the aggregate market value of assets pledged related to each Fund’s investment in futures contracts for the Core Bond, Fixed Income and Short Bond Funds was approximately $224,000, $174,000 and $448,000, respectively. At March 31, 2023, the aggregate fair value of cash to cover margin requirements for open positions for the Multi-Manager High Yield Opportunity

NORTHERN FUNDS ANNUAL REPORT   363   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Fund was approximately $121,000. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts for hedging and/or speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by a Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to forward foreign currency exchange transactions that were outstanding as of March 31, 2023 for the Multi-Manager Emerging Markets Debt Opportunity Fund, approximately $120,000 was pledged by the Fund and is included in Due from broker on the Statements of Assets and Liabilities.

F) CREDIT DEFAULT SWAP AGREEMENTS To the extent consistent with their investment objectives and strategies, certain Funds may invest in credit default swap (“CDS”) agreements for hedging purposes or to gain credit exposure. A Fund may enter into CDS agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment in the event of a credit default event on the referenced obligation or an underlying security comprising the referenced index. In the event of a credit default event, as defined under the terms of each particular swap agreement, if a Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which a Fund is the protection seller, if any, and serve as an indicator of the current

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MARCH 31, 2023

status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative agreement are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

The resulting values for CDS agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for CDS sold and, conversely, increasing market values for CDS purchased, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

When entering into a CDS agreement as a buyer of protection, a Fund may pay an upfront premium to enter into the agreement. When selling protection, a Fund may receive this upfront premium paid from the buyer. During the term of the CDS agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on CDS agreements, with any interest payments already having been made being recognized as realized gain or loss on CDS agreements. This treatment will occur until the CDS is sold or reaches its expiration. Any upfront payments made or received upon entering into a CDS agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on CDS agreements. Unrealized appreciation (depreciation) on CDS agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager High Yield Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, the sub-adviser considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditwor-thiness of the counterparty. In addition, the sub-advisers of the Multi-Manager High Yield Opportunity Fund may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between a Fund and its counterparties to mitigate credit risk. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to CDS agreements that were outstanding as of March 31, 2023 for the Multi-Manager High Yield Opportunity Fund, approximately $90,000 was pledged by the Fund and is included in Due from broker on the Statements of Assets and Liabilities and approximately $12,000 received by the Fund and is included in Due to broker on the Statements of Assets and Liabilities.

G) INTEREST RATE SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in interest rate swap agreements for hedging purposes or to gain exposure to certain countries or currencies. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals at agreed upon fixed rates or at rates based upon, or calculated by, reference to changes in specified prices or interest rates for a specified notional amount.

Interest payments earned or charged under the terms of the interest rate swap agreements are recorded as realized gain (loss) on interest rate swap agreements. The swap interest receivable or payable as of March 31, 2023, if any, is included as unrealized appreciation (depreciation) on bilateral interest rate swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on bilateral interest rate swap agreements and variation margin on centrally cleared interest rate swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the interest rate swap agreement to comply with the terms of the agreement. The loss incurred by the failure of the counterparty is generally limited to the swap interest payment to be received by the Fund and/or the termination value at the end of the agreement. Therefore, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. The sub-advisers may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying counterparties used to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each interest rate swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk.

Swap agreements are privately negotiated in the over-the-counter market and may be entered in to as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the

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Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. There were no outstanding bilateral interest rate swap or centrally cleared interest rate swap agreements at March 31, 2023. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. When-issued securities at March 31, 2023, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

Certain Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Funds as of March 31, 2023.

I) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

J) TERM LOANS The High Yield Municipal, High Yield Fixed Income and Multi-Manager High Yield Opportunity Funds may purchase assignments of, and participations in, term loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning

Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Fund may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments, if any, represent a future obligation, in full, and are recorded as a liability on the Statements of Assets and Liabilities at fair value. The High Yield Municipal Fund may purchase the securities of distressed companies, including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). DIP financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a DIP financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse would be against the collateral securing the DIP financing.

K) REPURCHASE AGREEMENTS The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature, which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at The Bank of New York Mellon, State Street Bank and Trust Company or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited. The U.S. Government Money Market Fund and

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U.S. Government Select Money Market Fund have entered into such repurchase agreements at March 31, 2023, as reflected in their accompanying Schedules of Investments.

Pursuant to exemptive relief granted by the SEC, U.S. Government Money Market Fund and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreements with the Funds and does not collect any additional fees from the Funds for such services. The U.S. Government Money Market Fund did not enter into such joint repurchase agreements during the period. There were no outstanding joint repurchase agreements at March 31, 2023.

The Funds may enter into transactions subject to enforceable netting arrangements (“Netting Arrangements”) under a repurchase agreement. Generally, Netting Arrangements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. As of March 31, 2023, the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statements of Assets and Liabilities, that could be netted subject to Netting Arrangements.

The following table presents the repurchase agreements, which are subject to Netting Arrangements, as well as the collateral delivered related to those repurchase agreements.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

U.S. Government Money Market	Bank of America	$ 843,000	$ (843,000)	$-

	Canadian Imperial Bank	550,000	(550,000)	-

	Citigroup	1,070,000	(1,070,000)	-

	Federal Reserve Bank of New York	7,668,000	(7,668,000)	-

	Goldman Sachs	1,000,000	(1,000,000)	-

	JPMorgan	1,410,000	(1,410,000)	-

	NatWest Markets PLC	500,000	(500,000)	-

	Royal Bank of Canada	450,000	(450,000)	-

	Total	$13,491,000	$(13,491,000)	$-

U.S. Government Select Money Market	Bank of America	$ 150,000	$ (150,000)	$-

	Citigroup	356,000	(356,000)	-

	Federal Reserve Bank of New York	1,278,000	(1,278,000)	-

	JPMorgan	600,000	(600,000)	-

	Royal Bank of Canada	150,000	(150,000)	-

	Total	$ 2,534,000	$ (2,534,000)	$-

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

Additional information about netting arrangements under the Netting Arrangements can be found in Note 10.

L) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

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M) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses arising in connection with a specific class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual fund generally are allocated among all funds in the Trust in proportion to each Fund’s relative net assets. Expenses are recognized on an accrual basis.

N) REDEMPTION FEES The High Yield Fixed Income, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	REDEMPTION FEES

High Yield Fixed Income	$17

Redemption fees for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	REDEMPTION FEES

High Yield Fixed Income	$99

Multi-Manager High Yield Opportunity	–*

*Amounts round to less than $1,000.

The amounts described above are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years. There were no redemption fees for the fiscal year ended March 31, 2023 for the Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds and for the fiscal year ended March 31, 2022 for the Multi-Manager Emerging Markets Debt Opportunity Fund.

O) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Arizona Tax-Exempt	Daily	Monthly

Bond Index	Daily	Monthly

California Intermediate Tax-Exempt	Daily	Monthly

California Tax-Exempt	Daily	Monthly

Core Bond	Daily	Monthly

Fixed Income	Daily	Monthly

High Yield Fixed Income	Daily	Monthly

High Yield Municipal	Daily	Monthly

Intermediate Tax-Exempt	Daily	Monthly

Limited Term Tax-Exempt	Daily	Monthly

Limited Term U.S. Government	Daily	Monthly

Multi-Manager Emerging Markets Debt Opportunity	Quarterly	Quarterly

Multi-Manager High Yield Opportunity	Monthly	Monthly

Short Bond	Daily	Monthly

Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly

Tax-Exempt	Daily	Monthly

Ultra-Short Fixed Income	Daily	Monthly

U.S. Government	Daily	Monthly

U.S. Government Money Market	Daily	Monthly

U.S. Government Select Money Market	Daily	Monthly

U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, deferral of certain realized losses, capital loss carryforwards and paydowns. These reclassifications have no impact on the net assets or the NAVs per share of the Funds.

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MARCH 31, 2023

At March 31, 2023, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Bond Index	$2,432	$(2,432)	$—

Core Bond	194	(194)	—

Fixed Income	928	(928)	—

High Yield Fixed Income	2,124	(2,124)	—

Intermediate Tax-Exempt	2	—	(2)

Limited Term Tax-Exempt	1	(1)	—

Limited Term U.S. Government	4	(4)	—

Multi-Manager Emerging Markets Debt Opportunity	(2,784)	2,784	—

Multi-Manager High Yield Opportunity	276	(276)	—

Short Bond	290	(290)	—

Tax-Advantaged Ultra-Short Fixed Income	17	(17)	—

Ultra-Short Fixed Income	1,161	(1,161)	—

U.S. Government	1	(1)	—

U.S. Government Money Market	137	(137)	—

U.S. Government Select Money Market	32	(32)	—

P) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income, tax-exempt income and capital gains to its shareholders.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Arizona Tax-Exempt	$ 3,067	$ 3,405

Bond Index	23,235	61,573

California Intermediate Tax-Exempt	4,970	8,240

California Tax-Exempt	1,961	2,268

Core Bond	13,566	7,166

Fixed Income	31,980	27,739

High Yield Fixed Income	146,372	575,498

High Yield Municipal	15,097	46,235

Intermediate Tax-Exempt	47,934	38,426

Limited Term Tax-Exempt	9,254	5,340

Limited Term U.S. Government	5,349	1,677

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Multi-Manager Emerging Markets Debt Opportunity	$ 7,102	$ 22,833

Multi-Manager High Yield Opportunity	2,309	58,450

Short Bond	3,170	18,140

Tax-Advantaged Ultra-Short Fixed Income	19,324	12,479

Tax-Exempt	50,667	46,114

Ultra-Short Fixed Income	11,770	10,754

U.S. Government	4,112	141

U.S. Treasury Index	367	912

At March 31, 2023, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Arizona Tax-Exempt	$ 51	$ —	$ —	$ (5,870)

Bond Index	—	1,322	—	(216,774)

California Intermediate Tax-Exempt	127	—	—	(20,788)

California Tax-Exempt	89	—	—	(8,884)

Core Bond	—	39	—	(8,080)

Fixed Income	—	276	—	(38,541)

High Yield Fixed Income	—	4,751	—	(374,290)

High Yield Municipal	623	—	—	(73,745)

Intermediate Tax-Exempt	—	—	—	(88,248)

Limited Term Tax-Exempt	81	—	—	(11,242)

Limited Term U.S. Government	—	36	—	(855)

Multi-Manager Emerging Markets Debt Opportunity	—	291	—	(13,448)

Multi-Manager High Yield Opportunity	—	517	—	(14,224)

Short Bond	—	111	—	(10,803)

Tax-Advantaged Ultra-Short Fixed Income	1,135	—	—	(40,800)

Tax-Exempt	317	—	—	(73,026)

Ultra-Short Fixed Income	—	2,009	—	(54,617)

U.S. Government	—	105	—	(851)

U.S. Government Money Market	—	66,120	—	—

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	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

U.S. Government Select Money Market	$—	$12,645	$—	$—

U.S. Treasury Index	—	38	—	(8,118)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2023, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$2,857	$63	$—

Bond Index	—	60,053	—

California Intermediate Tax-Exempt	8,199	264	—

California Tax-Exempt	4,390	151	—

Core Bond	—	4,214	—

Fixed Income	—	18,411	—

High Yield Fixed Income	—	216,986	—

High Yield Municipal	23,481	465	—

Intermediate Tax-Exempt	50,999	1,202	—

Limited Term Tax-Exempt	9,809	353	—

Limited Term U.S. Government	—	1,126	—

Multi-Manager Emerging Markets Debt Opportunity	—	1,582	—

Multi-Manager High Yield Opportunity	—	11,421	—

Short Bond	—	7,357	—

Tax-Advantaged Ultra-Short Fixed Income	25,115	19,456	—

Tax-Exempt	35,509	534	—

Ultra-Short Fixed Income	—	62,599	—

U.S. Government	—	1,001	—

U.S. Government Money Market	—	338,661	—

U.S. Government Select Money Market	—	65,084	—

U.S. Treasury Index	—	1,476	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2022, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$ 3,476	$ 12	$ —

Bond Index	—	64,057	14,456

California Intermediate Tax-Exempt	10,468	93	—

California Tax-Exempt	4,388	93	674

Core Bond	—	3,651	—

Fixed Income	—	18,928	—

High Yield Fixed Income	—	195,599	—

High Yield Municipal	22,557	195	—

Intermediate Tax-Exempt	51,349	8,785	4,226

Limited Term Tax-Exempt	7,450	4,642	3,566

Limited Term U.S. Government	—	134	—

Multi-Manager Emerging Markets Debt Opportunity	—	5,912	—

Multi-Manager High Yield Opportunity	—	8,578	—

Short Bond	—	5,291	—

Tax-Advantaged Ultra-Short Fixed Income	12,110	11,860	438

Tax-Exempt	36,804	9,760	—

Ultra-Short Fixed Income	—	23,404	5,175

U.S. Government	—	191	23

U.S. Government Money Market	—	1,084	—

U.S. Government Select Money Market	—	8,325	—

U.S. Treasury Index	—	1,310	798

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2023, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

Q) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to

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MARCH 31, 2023

greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2023.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2023.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 15, 2021, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if Adjusted Term Secured Overnight Financing Rate (SOFR) (but in no event less than 0 percent) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent per annum. In addition, there was an annual commitment fee of 0.15 percent on the average unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 14, 2022.

At a meeting held on August 18, 2022, the Board approved the terms of an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The Board approved the New Credit Facility at a meeting held on November 16, 2022. The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if Adjusted Term SOFR (but in no event less than 0 percent) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent per annum. In addition, there is an annual commitment fee of 0.15 percent on the average unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 14, 2022 and will expire on November 13, 2023, unless renewed.

During the fiscal year ended March 31, 2023, the following Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Multi-Manager Emerging Markets Debt Opportunity	$800	4.91%

No other Funds had any borrowings or incurred any interest expense for the fiscal year ended March 31, 2023. There were no outstanding loan amounts at March 31, 2023.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory services, administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

With respect to the Limited Term U.S. Government, U.S. Government and Short Bond Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses, except for acquired fund fees and expenses arising from the Fund’s investment in other non-money market mutual funds or exchange-traded funds managed by NTI; (ii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

With respect to the Bond Index Fund, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses, including any acquired fund fees and expenses, of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding extraordinary expenses. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or

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FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

For all other Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

Prior to September 1, 2022, NTI contractually agreed to reimburse a portion of the operating expenses of each Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets did not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses (except for acquired fund fees and expenses arising from investments in other non-money market mutual funds or exchange-traded funds managed by NTI for the Limited Term U.S. Government, Short Bond and U.S. Government Funds); (ii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest. NTI contractually agreed to first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeded the management fees payable by the Fund or Class.

The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement, if any, is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. There were no voluntary reimbursement receivables at March 31, 2023.

At March 31, 2023, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL

	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Bond Index	0.0600%	0.0749%

High Yield Fixed Income	0.5800%	0.6000%

U.S. Government Money Market	0.3300%	0.3500%

U.S. Government Select Money Market	0.3300%	0.3500%

U.S. Treasury Index	0.1300%	0.1500%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION

Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Core Bond	0.38%	0.369%	0.358%	0.40%

Fixed Income	0.43%	0.417%	0.404%	0.45%

High Yield Municipal	0.56%	0.543%	0.527%	0.58%

Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Limited Term Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Limited Term U.S. Government	0.38%	0.369%	0.358%	0.40%

Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.88%

Multi-Manager High Yield

Opportunity	0.83%	0.805%	0.781%	0.85%

Short Bond	0.38%	0.369%	0.358%	0.40%

Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

U.S. Government	0.38%	0.369%	0.358%	0.40%

Prior to September 1, 2022, the annual management fees and contractual expense limitations for the Funds below were based on the following annual rates as set forth in the table below.

FIXED INCOME AND MONEY MARKET FUNDS   372   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2023

	CONTRACTUAL

	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Bond Index	0.13%	0.15%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION

High Yield Fixed Income	0.79%	0.766%	0.743%	0.78%

Prior to July 29, 2022, the annual management fees and contractual expense limitations for the Funds below were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION

High Yield Municipal	0.77%	0.747%	0.725%	0.60%

Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.800%	0.93%

The contractual reimbursement arrangements described above may not be terminated before July 31, 2023 without the approval of the Board of Trustees. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year.

NTI may reimburse additional expenses or waive all or a portion of the management fees for the Funds, including, from time to time to avoid a negative yield for the U.S. Government Money Market and U.S. Government Select Money Market Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2023, NTI reimbursed additional expenses in order to avoid a negative yield for the U.S. Government Money Market and U.S. Government Select Money Market Funds. The amounts voluntarily reimbursed by NTI are shown as Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations. There were no outstanding voluntary expense reimbursement receivables at March 31, 2023 for the U.S. Government Money Market and U.S. Government Select Money Market Funds.

Amounts waived or reimbursed by NTI pursuant to voluntary or contractual agreements may not be recouped by NTI.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds.

The Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds are managed by NTI and the Sub-Advisers. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of any Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each sub-advised Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI.

As of March 31, 2023, Ashmore Investment Management Limited, Global Evolution USA, LLC and MetLife Investment Management, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2023, BlackRock Investment Management, LLC, Nomura Corporate Research and Asset Management Inc. and Polen Capital Credit, LLC are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to the Sub-Advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund, except for the U.S. Government Money Market and U.S. Select Government Money Market Funds, which is computed daily and payable monthly, at an annual rate of 0.019 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain Sub-Advisers pursuant to separate agreements with such Sub-Advisers.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

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FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Northern Institutional Funds U.S. Government Portfolio (the Portfolio ) and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund, excluding the U.S. Government Money Market and U.S. Government Select Money Market Funds, may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2023, the uninvested cash of the Funds is invested in the Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. For the fiscal year ended March 31, 2023, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the

Rule 17a-7 Procedures. For the fiscal year ended March 31, 2023, the following Fund engaged in purchases and/or sales of securities from an affiliated entity.

Amount in thousands	PURCHASES	SALES

Multi-Manager Emerging Markets Debt Opportunity	$290	$-

During the fiscal year ended March 31, 2022, the Multi-Manager Emerging Markets Debt Opportunity Fund received reimbursements from Northern Trust of approximately $4,000 and the Fixed Income, High Yield Fixed Income and Multi-Manager High Yield Opportunity Funds each received approximately $1,000 in connection with errors. In addition, Northern Trust reimbursed expenses of the High Yield Fixed Income Fund of approximately $7,000. These reimbursements are included in Net investment income in the Statements of Changes in Net Assets and in Net investment income in the Financial Highlights. These cash contributions represent less than $0.01 per share for each of the Funds.

Certain uninvested cash balances of U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may receive a return from Northern Trust based on a market return it receives less an administrative fee. These amounts, if any, are shown on the Funds’ Statements of Operations as Income from affiliates.

Certain uninvested foreign currency balances of the Funds may pay/receive a return to/from Northern Trust based on a market return it pays/receives less an administrative fee. For the fiscal year ended March 31, 2023, the Multi-Manager Emerging Markets Debt Opportunity Fund paid Northern Trust an amount of less than $1,000 and received an amount from Northern Trust of less than $1,000. This amount is included in Interest income on the Fund’s Statements of Operations.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2023, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Arizona Tax-Exempt	$ –	$ 15,570	$ –	$ 66,155

Bond Index	858,355	169,458	1,087,194	238,604

California Intermediate Tax-Exempt	–	15,213	–	189,110

California Tax-Exempt	–	35,442	–	50,413

Core Bond	306,064	35,637	322,681	76,178

Fixed Income	893,611	134,069	846,545	318,267

FIXED INCOME AND MONEY MARKET FUNDS   374   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2023

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

High Yield Fixed Income	$ –	$669,493	$ –	$1,201,205

High Yield Municipal	–	66,410	–	332,702

Intermediate Tax-Exempt	–	324,818	–	1,131,303

Limited Term Tax-Exempt	–	292,447	–	437,671

Limited Term U.S. Government	177,420	–	168,331	–

Multi-Manager Emerging Markets Debt Opportunity	–	83,352	–	85,782

Multi-Manager High Yield Opportunity	–	171,938	–	122,151

Short Bond	253,550	33,671	176,628	174,591

Tax-Advantaged Ultra-Short Fixed Income	55,397	911,037	97,309	2,383,030

Tax-Exempt	–	211,565	–	794,625

Ultra-Short Fixed Income	110,523	554,200	245,081	1,039,138

U.S. Government	149,233	6,183	140,430	7,963

U.S. Treasury Index	22,666	–	22,658	—

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2023, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Arizona Tax-Exempt	$ 451	$ (6,321)	$ (5,870)	$ 83,344

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Bond Index	$ 8,454	$(225,228)	$(216,774)	$ 2,421,539

California Intermediate Tax-Exempt	391	(21,179)	(20,788)	291,362

California Tax-Exempt	3,535	(12,419)	(8,884)	169,451

Core Bond	652	(8,732)	(8,080)	123,579

Fixed Income	2,204	(40,745)	(38,541)	532,940

High Yield Fixed Income	27,975	(402,262)	(374,287)	3,167,714

High Yield Municipal	925	(74,670)	(73,745)	453,044

Intermediate Tax-Exempt	8,955	(97,203)	(88,248)	1,609,880

Limited Term Tax-Exempt	2,804	(14,046)	(11,242)	561,784

Limited Term U.S. Government	234	(1,089)	(855)	54,837

Multi-Manager Emerging Markets Debt Opportunity	1,263	(14,672)	(13,409)	96,794

Multi-Manager High Yield Opportunity	4,845	(19,069)	(14,224)	228,829

Short Bond	630	(11,433)	(10,803)	348,969

Tax-Advantaged Ultra-Short Fixed Income	2,322	(43,122)	(40,800)	2,396,695

Tax-Exempt	1,948	(74,974)	(73,026)	853,540

Ultra-Short Fixed Income	817	(55,434)	(54,617)	2,446,694

U.S. Government	279	(1,130)	(851)	50,617

U.S. Government Money Market	–	–	–	18,660,600

U.S. Government Select Money Market	–	–	–	3,519,398

U.S. Treasury Index	176	(8,294)	(8,118)	90,443

NORTHERN FUNDS ANNUAL REPORT   375   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares class for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	2,718	$ 26,442	166	$ 1,604	(8,943)	$ (86,681)	(6,059)	$ (58,635)

Bond Index	65,462	617,405	1,123	10,488	(99,064)	(930,080)	(32,479)	(302,187)

California Intermediate Tax-Exempt	11,463	112,322	159	1,550	(31,492)	(306,913)	(19,870)	(193,041)

California Tax-Exempt	7,310	75,845	139	1,442	(10,339)	(107,165)	(2,890)	(29,878)

Core Bond	2,317	20,723	119	1,082	(9,314)	(84,898)	(6,878)	(63,093)

Fixed Income	21,000	189,506	625	5,650	(39,057)	(355,197)	(17,432)	(160,041)

High Yield Fixed Income	237,153	1,374,742	4,011	23,142	(353,138)	(2,036,197)	(111,974)	(638,313)

High Yield Municipal	41,174	313,462	390	2,920	(82,302)	(615,686)	(40,738)	(299,304)

Intermediate Tax-Exempt	79,732	776,959	618	6,013	(189,134)	(1,842,900)	(108,784)	(1,059,928)

Limited Term Tax-Exempt	39,207	383,789	167	1,643	(56,420)	(554,498)	(17,046)	(169,066)

Limited Term U.S. Government	2,455	22,826	23	213	(1,634)	(15,171)	844	7,868

Multi-Manager Emerging Markets Debt Opportunity	2,673	19,139	226	1,582	(3,329)	(22,902)	(430)	(2,181)

Multi-Manager High Yield Opportunity	18,738	154,529	360	2,960	(12,910)	(106,745)	6,188	50,744

Short Bond	4,682	83,930	126	2,247	(9,150)	(163,718)	(4,342)	(77,541)

Tax-Advantaged Ultra-Short Fixed Income	103,113	1,025,105	757	7,534	(265,015)	(2,636,314)	(161,145)	(1,603,675)

Tax-Exempt	43,629	422,181	652	6,251	(125,530)	(1,206,801)	(81,249)	(778,369)

Ultra-Short Fixed Income	113,250	1,132,193	2,669	26,669	(194,879)	(1,947,080)	(78,960)	(788,218)

U.S. Government	1,376	12,202	69	612	(746)	(6,578)	699	6,236

U.S. Government Money Market	88,606,747	88,606,747	30,721	30,721	(90,266,202)	(90,266,202)	(1,628,734)	(1,628,734)

U.S. Government Select Money Market	17,304,789	17,304,789	7,084	7,084	(17,529,164)	(17,529,164)	(217,291)	(217,291)

U.S. Treasury Index	846	16,711	75	1,471	(940)	(18,590)	(19)	(408)

Transactions in Shares class for the fiscal year ended March 31, 2022, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	3,042	$32,918	177	$1,906	(4,699)	$(50,324)	(1,480)	$(15,500)

Bond Index	42,472	454,677	2,379	25,531	(80,680)	(857,933)	(35,829)	(377,725)

California Intermediate Tax-Exempt	9,732	106,230	158	1,716	(11,134)	(119,730)	(1,244)	(11,784)

California Tax-Exempt	2,299	27,243	168	1,974	(2,626)	(30,627)	(159)	(1,410)

Core Bond	3,928	41,122	87	906	(9,031)	(94,012)	(5,016)	(51,984)

Fixed Income	8,993	94,435	430	4,504	(17,266)	(179,077)	(7,843)	(80,138)

High Yield Fixed Income	198,044	1,329,164	3,126	21,020	(84,961)	(569,617)	116,209	780,567

High Yield Municipal	45,614	411,591	244	2,194	(19,761)	(175,503)	26,097	238,282

Intermediate Tax-Exempt	41,867	450,145	1,339	14,455	(62,209)	(663,306)	(19,003)	(198,706)

Limited Term Tax-Exempt	16,401	169,275	803	8,274	(32,033)	(328,338)	(14,829)	(150,789)

Limited Term U.S. Government	1,072	10,732	3	33	(2,424)	(24,067)	(1,349)	(13,302)

Multi-Manager Emerging Markets Debt Opportunity	1,193	10,644	630	5,557	(5,749)	(48,203)	(3,926)	(32,002)

Multi-Manager High Yield Opportunity	6,292	59,138	288	2,702	(5,164)	(48,617)	1,416	13,223

FIXED INCOME AND MONEY MARKET FUNDS   376   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2023

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Short Bond	10,125	$191,256	99	$ 1,874	(9,916)	$(186,787)	308	$6,343

Tax-Advantaged Ultra-Short Fixed Income	223,481	2,275,739	570	5,796	(301,101)	(3,063,944)	(77,050)	(782,409)

Tax-Exempt	25,707	281,151	1,129	12,375	(48,150)	(521,429)	(21,314)	(227,903)

Ultra-Short Fixed Income	176,871	1,817,701	1,706	17,503	(220,845)	(2,267,906)	(42,268)	(432,702)

U.S. Government	1,175	11,366	14	137	(1,881)	(18,351)	(692)	(6,848)

U.S. Government Money Market	74,768,261	74,768,307	113	113	(72,073,045)	(72,073,045)	2,695,329	2,695,375

U.S. Government Select Money Market	12,231,380	12,231,380	850	850	(12,416,180)	(12,416,180)	(183,950)	(183,950)

U.S. Treasury Index	1,488	33,328	94	2,092	(1,936)	(43,392)	(354)	(7,972)

Transactions in Siebert Williams Shank Shares for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Ultra-Short Fixed Income*	3,005	29,994	47	469	—	(4)	3,052	30,459

* Commenced class operations on September 13, 2022.

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Arizona Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 10,279	$ 48,067	$ 55,819	$ –	$ –	$ 71	$ 2,527	2,526,624

Bond Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	89,071	539,103	580,291	–	–	560	47,883	47,882,947

California Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	16,391	186,176	199,934	–	–	181	2,633	2,632,694

California Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	12,354	92,161	101,769	–	–	157	2,746	2,746,324

Core Bond	Northern Institutional Funds - U.S. Government Portfolio (Shares)	973	195,867	193,549	–	–	68	3,291	3,291,078

Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	4,641	517,493	509,651	–	–	279	12,483	12,483,057

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)		DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

High Yield Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$190,682	$1,123,232	$1,253,435	$ –	$ –		$ 2,513	$ 60,479	60,478,894

High Yield Municipal	Northern Institutional Funds - U.S. Government Portfolio (Shares)	42,137	255,732	292,985	–	–		197	4,884	4,883,737

Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	72,206	759,239	827,695	–	–		737	3,750	3,749,755

Limited Term Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	24,998	427,043	431,573	–	–		438	20,468	20,468,304

Limited Term U.S. Government	Northern Institutional Funds - U.S. Government Portfolio (Shares)	92	115,704	115,516	–	–		54	280	279,797

Multi-Manager Emerging Markets Debt Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	5,265	150,203	149,871	–	–		127	5,597	5,597,338

Multi-Manager High Yield Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	11,179	221,672	221,681	–	–		308	11,170	11,169,740

Short Bond	FlexShares® Disciplined Duration MBS Index Fund	4,447	–	4,019	213	(641)		83	–	–

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	7,664	202,953	209,329	–	–		129	1,288	1,288,092

	Total	$12,111	$202,953	$213,348	$213		$(641)	$212	$1,288	1,288,092

Tax-Advantaged Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 9,967	$2,027,853	$1,946,611	$–	$–		$965	$91,209	91,208,913

Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	73,582	457,729	521,019	–	–		343	10,292	10,291,652

Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	204,346	1,698,771	1,833,938	–	–		1,469	69,179	69,178,793

U.S. Government	Northern Institutional Funds - U.S. Government Portfolio (Shares)	391	102,829	101,181	–	–		76	2,039	2,039,074

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Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

U.S. Treasury Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 691	$ 18,644	$ 17,546	$ –	$ –	$ 9	$ 1,789	1,788,712

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2023:

		ASSETS			LIABILITIES

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Core Bond	Interest rate contracts	Net Assets - Net unrealized appreciation	$86	*	Net Assets - Net unrealized depreciation	$(208	)*

Fixed Income	Interest rate contracts	Net Assets - Net unrealized appreciation	114	*	Net Assets - Net unrealized depreciation	(161	)*

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	25		Unrealized depreciation on forward foreign currency exchange contracts	(54)

Multi-Manager High Yield Opportunity	Interest rate contracts	Net Assets - Net unrealized appreciation	–		Net Assets - Net unrealized depreciation	(125	)*

	Credit contracts	Unrealized appreciation on credit default swap agreements	13	**	Unrealized depreciation on credit default swap agreements	–

Short Bond	Interest rate contracts	Net Assets - Net unrealized appreciation	540	*	Net Assets - Net unrealized depreciation	(388	)*

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**

Includes cumulative appreciation/depreciation on centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2023, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in Thousands	Counterparty	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

Multi-Manager Emerging Markets Debt Opportunity Fund	Barclays	$ 1	$ (1)	$ –	$ –

	BNP	3	(3)	–	–

	Citibank	1	(1)	–	–

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NOTES TO THE FINANCIAL STATEMENTS continued

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in Thousands	Counterparty	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

	JPMorgan Chase	$ 2	$ (2)	$ –	$ –

	Merrill Lynch	6	(6)	–	–

	Morgan Stanley	5	(5)	–	–

	Standard Chartered Bank	7	(7)	–	–

	Total	$25	$(25)	$ –	$ –

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in Thousands	Counterparty	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT

Multi-Manager Emerging Markets Debt Opportunity Fund	Barclays	$ (4)	$ 1	$ –	$(3)

	BNP	(11)	3	–	(8)

	Citibank	(2)	1	–	(1)

	JPMorgan Chase	(2)	2	–	–

	Merrill Lynch	(9)	6	–	(3)

	Morgan Stanley	(10)	5	–	(5)

	Standard Chartered Bank	(16)	7	–	(9)

	Total	$(54)	$25	$ –	$(29)

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2023:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$273

Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	1,910

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(483)

	Interest rate contracts	Net realized gains (losses) on interest rate swap agreements	(41)

Multi-Manager High Yield Opportunity	Interest rate contracts	Net realized gains (losses) on futures contracts	26

	Credit contracts	Net realized gains (losses) on credit default swap agreements	6

Short Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	(118)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(122)

Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(47)

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	193

	Interest rate contracts	Net change in unrealized appreciation (depreciation) on interest rate swap agreements	4

Multi-Manager High Yield Opportunity	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(125)

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MARCH 31, 2023

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

	Credit contracts	Net change in unrealized appreciation (depreciation) on credit default swap agreements	$ 13

Short Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	152

Volume of derivative activity for the fiscal year ended March 31, 2023*:

	FOREIGN EXCHANGE CONTRACTS		CREDIT CONTRACTS		INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Core Bond	–	$–	–	$–	16	$4,286

Fixed Income	–	–	–	–	16	15,395

Multi-Manager Emerging Markets Debt Opportunity	1,050	39,285	–	–	–	–

Multi-Manager High Yield Opportunity	–	–	6	287	5	779

Short Bond	–	–	–	–	6	43,388

*

Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange, swaps credit rate and futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”) to provide temporary, optional expedients related to the accounting for contract modifications and hedging transactions as a result of the global markets’ anticipated transition away from the use of London Interbank Offered Rate (LIBOR) and other interbank offered rates to alternative reference rates. Preceding the issuance of ASU 2020-04, which established ASC 848, the United Kingdom’s Financial Conduct Authority (FCA) announced that it would no longer need to persuade or compel banks to submit to LIBOR after December 31, 2021. In response, the FASB established a December 31, 2022, expiration date for ASC 848.

In December 2020, Rule 2a-5 under the 1940 Act was adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The effective date for compliance with Rule 2a-5 was September 8, 2022. Management believes the adoption of Rule 2a-5 did not have a material impact on the financial statements.

In March 2021, the FCA announced that the intended cessation date of LIBOR in the United States would be June 30, 2023. Accordingly, ASU 2022-06 defers the expiration date of ASC 848 to December 31, 2024. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

13. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Although many LIBOR rates were phased out as of December 31, 2021 as originally contemplated, a majority of U.S. dollar LIBOR rates will continue to be published until June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the SOFR that is

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2023

intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity and value impact of the change to alternative rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

14. EUROPEAN INSTABILITY

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian or other Eastern European investments, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions. Funds that track an index (an Index Fund) may experience challenges liquidating positions in Russian securities that have been removed from its underlying index and/or sampling the underlying index to continue to seek the Index Fund’s respective investment goal. Such circumstances may lead to increased tracking error between an Index Fund’s performance and the performance of its respective underlying index.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of twenty-one separate portfolios of Northern Funds, comprising the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund, Limited Term U.S. Government Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, Multi-Manager High Yield Opportunity Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Tax-Exempt Fund, Ultra-Short Fixed Income Fund, U.S. Government Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, and U.S. Treasury Index Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the twenty-one portfolios constituting the Northern Funds as of March 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 25, 2023

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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TAX INFORMATION	MARCH 31, 2023 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2023, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund - 97.86%, California Intermediate Tax-Exempt Fund - 96.89%, California Tax-Exempt Fund - 96.68%, High Yield Municipal Fund - 98.07%, Intermediate Tax-Exempt Fund - 97.71%, Limited Term Tax-Exempt Fund - 96.52%, Tax- Advantaged Ultra-Short Fixed Income Fund - 50.52%, Tax Exempt Fund - 98.54%.

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LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2023 (UNAUDITED)

Each Fund (except the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund) has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 16, 2022, the Board received and reviewed the annual written report of the Committee, on behalf of NTI, (the “Report”) concerning the operation of the Program for the period from October 1, 2021 to September 30, 2022 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on exchanges and redemptions; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2022 through March 31, 2023.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2022 - 3/31/2023 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 368), if any, in the High Yield Fixed Income, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 374), which may result in different expense ratios in the Financial Highlights.

Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.46%	$1,000.00	$1,065.90	$2.37

Hypothetical (5% return before expenses)	0.46%	$1,000.00	$1,022.64	$2.32

BOND INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.07%	$1,000.00	$1,049.40	$0.36

Hypothetical (5% return before expenses)	0.07%	$1,000.00	$1,024.58	$0.35

CALIFORNIA INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.45%	$1,000.00	$1,062.00	$2.31

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.45%	$1,000.00	$1,072.30	$2.32

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2022 through March 31, 2023, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

FIXED INCOME AND MONEY MARKET FUNDS   386   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2023 (UNAUDITED)

   CORE BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.41%	$1,000.00	$1,055.00	$2.10

Hypothetical (5% return before expenses)	0.41%	$1,000.00	$1,022.89	$2.07

FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.45%	$1,000.00	$ 1,055.10	$2.31

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.60%	$1,000.00	$1,081.80	$3.11

Hypothetical (5% return before expenses)	0.60%	$1,000.00	$1,021.94	$3.02

HIGH YIELD MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.58%	$1,000.00	$ 1,060.10	$2.98

Hypothetical (5% return before expenses)	0.58%	$1,000.00	$1,022.04	$2.92

INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.45%	$1,000.00	$1,060.50	$2.31

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

LIMITED TERM TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.45%	$1,000.00	$1,036.00	$2.28

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

LIMITED TERM U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.41%	$1,000.00	$1,025.10	$2.07

Hypothetical (5% return before expenses)	0.41%	$1,000.00	$1,022.89	$2.07

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.89%	$1,000.00	$1,117.90	$4.70

Hypothetical (5% return before expenses)	0.89%	$1,000.00	$1,020.49	$4.48

MULTI-MANAGER HIGH YIELD OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.85%	$1,000.00	$1,071.90	$4.39

Hypothetical (5% return before expenses)	0.85%	$1,000.00	$1,020.69	$4.28

SHORT BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.40%	$1,000.00	$1,030.60	$2.03

Hypothetical (5% return before expenses)	0.40%	$1,000.00	$1,022.94	$2.02

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.25%	$1,000.00	$1,024.00	$1.26

Hypothetical (5% return before expenses)	0.25%	$1,000.00	$1,023.68	$1.26

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.45%	$1,000.00	$1,067.10	$2.32

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.69	$2.27

NORTHERN FUNDS ANNUAL REPORT   387   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FUND EXPENSES (continued)	MARCH 31, 2023 (UNAUDITED)

ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.25%	$1,000.00	$1,024.60	$1.26

Hypothetical (5% return before expenses)	0.25%	$1,000.00	$1,023.68	$1.26

Siebert Williams Shank Shares

Actual	0.25%	$1,000.00	$1,024.60	$1.26

Hypothetical (5% return before expenses)	0.25%	$1,000.00	$1,023.68	$1.26

U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.41%	$1,000.00	$1,030.50	$2.08

Hypothetical (5% return before expenses)	0.41%	$1,000.00	$1,022.89	$2.07

U.S. GOVERNMENT MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.35%	$1,000.00	$1,017.60	$1.76

Hypothetical (5% return before expenses)	0.35%	$1,000.00	$1,023.19	$1.77

U.S. GOVERNMENT SELECT MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.35%	$1,000.00	$1,017.70	$1.76

Hypothetical (5% return before expenses)	0.35%	$1,000.00	$1,023.19	$1.77

U.S. TREASURY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2022	ENDING ACCOUNT VALUE 3/31/2023	EXPENSES PAID* 10/1/2022- 3/31/2023

Actual	0.16%	$1,000.00	$1,036.60	$0.81

Hypothetical (5% return before expenses)	0.16%	$1,000.00	$1,024.13	$0.81

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2022 through March 31, 2023, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

FIXED INCOME AND MONEY MARKET FUNDS   388   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2023 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 46 portfolios in the Northern Funds Complex—Northern Funds offers 41 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Year of Birth: 1949 Trustee since 2013

•  Member of the State of Wisconsin Investment Board from 2015 to 2021;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq ISE, LLC, Nasdaq MRX, LLC, Nasdaq GEMX, LLC and Nasdaq BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Year of Birth: 1956 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

MassMutual complex (110 portfolios in five investment companies)

NORTHERN FUNDS ANNUAL REPORT   389   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 2000

•  Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•  Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Year of Birth: 1965 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (including Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (including Barclay Global Investors, acquired by BlackRock in 2009).

• FlexShares Trust (registered investment company—32 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

FIXED INCOME AND MONEY MARKET FUNDS   390   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2023 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Year of Birth: 1958 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017

Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of Northern Institutional Funds and FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014.

Adam Shoffner Year of Birth: 1979 Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Acting Chief Compliance Officer since 2022	Senior Principal Consultant of ACA Group since 2020; Vice President of Duff & Phelps from 2018 to 2020; Director - Regulatory Administration of Foreside Financial Group from 2017 to 2018.

Darlene Chappell Year of Birth: 1963 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009

Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008

Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Year of Birth: 1967 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

NORTHERN FUNDS ANNUAL REPORT   391   FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2023 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Year of Birth: 1960 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2019

Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018.

Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since 2019

Senior Trust Officer since June 2021, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Legal Officer since May 2022 and Secretary of Northern Trust Securities, Inc. since October 2020; Chief Legal Officer and Secretary of Belvedere Advisors LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC from 2015 to April 2022; Deputy General Counsel of Northern Trust Corporation since August 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since August 2020 and 2015, respectively (previously, Associate General Counsel from 2015 to 2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Chief Legal Officer and Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Chief Legal Officer and Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Chief Legal Officer of FlexShares Trust and Northern Institutional Funds since 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010 to 2018; and Secretary of FlexShares Trust from 2011 to 2018.

Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; and Assistant Secretary of FlexShares Trust from 2015 to 2018; and Secretary of FlexShares Trust since 2018.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Vice President of the Northern Trust Company since September 2021; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services, Inc. from 2007 to 2021.

Monette R. Nickels Year of Birth: 1971 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President, Head of Tax Services in Fund Administration Taxation of the Northern Trust Company since 2021; Accounting Manager of Complete Financial Ops, Inc. from 2017 to 2021.

(1) Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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FIXED INCOME AND MONEY MARKET FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENT	MARCH 31, 2023 (UNAUDITED)

Multi-Manager High Yield Opportunity Fund

At meetings held on November 16-17, 2022 and December 13, 2022 (collectively, the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Northern Funds (the “Trust”) reviewed and approved an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with respect to Multi-Manager High Yield Opportunity Fund (the “Fund”) between Northern Trust Investments, Inc. (“Northern”) and BlackRock Investment Management, LLC (“BIM”), including the separate review and approval of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of any such party (“Independent Trustees”).

At the Meeting, the Trustees, including the Independent Trustees, reviewed and discussed information and written materials from Northern about BIM, including: (i) the nature, extent, and quality of the investment advisory services to be provided by BIM and the experience and qualifications of the personnel proposed to provide such services; (ii) BIM’s financial condition, history of operations and organizational structure; (iii) BIM’s brokerage and soft dollar practices; (iv) BIM’s proposed investment strategy and investment process for the Fund and style of investing; (v) composite performance for BIM’s proposed strategy for the Fund and hypothetical Fund performance based on simulated portfolio characteristics with BIM as a sub-adviser to the Fund; (vi) information with respect to BIM’s compliance policies and procedures, including BIM’s code of ethics and cybersecurity program, and the Trust’s Chief Compliance Officer’s (the “CCO”) evaluation of BIM’s compliance policies and procedures; (vii) material litigation, investigations, proceedings or actions by securities regulators involving BIM (if any); (viii) any potential conflicts of interest in managing the Fund, including BIM’s financial or business relationships with Northern and its affiliates, if any; and (ix) the proposed terms of the Sub-Advisory Agreement. The Trustees also considered Northern’s discussion of the reasons that Northern was proposing BIM be added as a sub-adviser to the Fund, including reasons Northern believes that BIM may contribute to the performance of the Fund. The Trustees also discussed the proposed allocation of assets among BIM and the other sub-advisers to the Fund.

In evaluating the Sub-Advisory Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the information and performance evaluations provided by Northern with respect to BIM.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by Northern with respect to BIM’s operations, qualifications, performance and experience in managing the type of strategy for which BIM was proposed to be engaged in connection with the Fund. The Trustees also considered Northern’s evaluation of BIM’s potential to contribute to the Fund’s returns. The Trustees also reviewed the CCO’s evaluation of BIM’s compliance program and code of ethics, noting that the CCO believed the program to be reasonably designed to prevent the violation of federal securities laws. The Trustees concluded that BIM was able to provide quality services to the Fund.

Fees, Expenses and Performance

The Trustees considered that BIM’s sub-advisory fees would be paid by Northern out of Northern’s management fees and not by the Fund. The Trustees also believed, based on Northern’s representations, that the Sub-Advisory Agreement had been negotiated at arm’s-length between Northern and BIM. The Trustees considered BIM’s proposed fee, including in relation to the other sub-advisers to the Fund. The Trustees also compared BIM’s fees to its standard fee schedule for accounts in the strategy. Finally, the Trustees considered Northern’s representations that the fees to be paid to BIM were reasonable in light of the anticipated quality of the services to be performed by BIM.

The Trustees considered the expected impact on profitability to Northern of the Fund before and after the proposed sub-adviser changes presented at the Meeting (including as a result of any re-allocation of managed assets among the remaining sub-advisers). These comparisons showed that Northern’s profitability would slightly increase at current asset levels after such changes. The Trustees did not consider BIM’s projected profitability because Northern would be paying BIM out of the management fee that Northern received from the Fund. The Trustees therefore believed that Northern had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated BIM’s composite performance for BIM’s proposed strategy for the Fund, and Northern’s evaluation of that performance. The Trustees reviewed reports prepared by Northern showing the hypothetical performance of BIM over various time periods if BIM had been a sub-adviser to the Fund along with the other sub-advisers to the Fund. The Trustees also considered BIM’s performance record in the strategy for which it was being engaged against other relevant performance benchmarks. The Trustees considered BIM’s proposed positioning and exposures for the sleeve proposed to be managed by it. The Trustees further considered how BIM’s investment style compares with those of the Fund’s other sub-advisers, and how BIM’s investment style is expected to perform in various market environments.

Based upon the information provided, the Trustees concluded that the compensation payable by Northern to BIM under the Sub-Advisory Agreement is fair and reasonable in light of the services to be provided.

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FIXED INCOME AND MONEY MARKET FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)	MARCH 31, 2023 (UNAUDITED)

Economies of Scale

The Trustees considered information prepared by Northern that showed the impact on Northern’s net management fee (after payment of sub-advisory fees) at various asset levels. The Trustees generally considered economies of scale with respect to the Fund primarily at the management fee level given that Northern would be paying BIM out of its management fee. Accordingly, the Trustees concluded that the proposed fee arrangement with BIM would be appropriate.

Fall Out and Other Benefits

The Trustees considered other potential benefits to be derived by BIM and Northern as a result of BIM’s relationship with the Fund. For example, the Trustees noted that BIM may obtain reputational benefits from the success of the Fund. The Trustees also considered the other relationships that BIM had with Northern or its affiliates, including those where affiliates of Northern act as service provider to BIM or its affiliates. The Trustees concluded that, based on the information provided, any such potential benefits were immaterial to its consideration and approval of the Sub-Advisory Agreement.

Conclusion

The Trustees reviewed with independent legal counsel to the Independent Trustees the legal standards applicable to their consideration of the Sub-Advisory Agreement.

Based on the Trustees’ review and deliberations, which included consideration of each of the factors referenced above, and the information, evaluations and representations by Northern, the Trustees, including the Independent Trustees, concluded that the proposed fee to be paid to BIM was fair and reasonable in light of the services to be provided by BIM and the Trustees unanimously approved the Sub-Advisory Agreement.

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INVESTMENT CONSIDERATIONS

AZ TAX-EXEMPT FUND[2,5,9,11,12,15,16]	SHORT BOND FUND[1,2,5,6,8,9,18]
BOND INDEX FUND[2,5,9,13,17,18]	LIMITED TERM TAX-EXEMPT FUND[2,5,9,11,16]
CA INTERMEDIATE TAX-EXEMPT FUND[2,5,9,11,12,15,16]	LIMITED TERM U.S. GOVERNMENT FUND[2,5,9,18]
CA TAX-EXEMPT FUND[2,5,9,11,12,15,16]	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND[2,5,6,9,11,16,18]
CORE BOND FUND[2,5,6,18]	TAX-EXEMPT FUND[2,5,9,16]
FIXED INCOME FUND[2,5,6,8,9,18]	ULTRA-SHORT FIXED INCOME FUND[2,4,5,6,9,18]
HIGH YIELD FIXED INCOME FUND[2,5,6,8,9]	U.S. GOVERNMENT FUND[2,5,9,18]
HIGH YIELD MUNICIPAL FUND[2,5,8,9,11,16]	U.S. GOVERNMENT MONEY MARKET FUND[2,9,10,14,18]
INTERMEDIATE TAX-EXEMPT FUND[2,5,9,11,16] MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND[2,3,5,6,7,8] MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND[2,5,6,8]	U.S. GOVERNMENT SELECT MONEY MARKET FUND[2,9,10,14,18] U.S. TREASURY INDEX FUND[5,9,13,17]

1 Asset-Backed Securities Risk: Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

2 Credit (or Default) Risk: The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

3 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

4 Financial Services Industry Risk: The Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry. As a result, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

5 Market Risk: The market values of Fund’s investments may decline, at times sharply and unpredictably, including in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. Securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

6 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

7 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

8 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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INVESTMENT CONSIDERATIONS

9 Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price.

10 Money Market Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time

11 Municipal Investments Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

12 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

13 Non-Diversification Risk (Index Funds): The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

14 Stable NAV Risk: The Fund may be unable to maintain a NAV per share price of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

15 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

16 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

17 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors

18 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Each of the Funds, except the U.S. Government Money Market and U.S. Government Select Money Market Funds, files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

The U.S. Government Money Market and U.S. Government Select Money Market Funds file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and post their complete schedules of portfolio holdings on the Northern Funds’ web site at northerntrust.com as of the last business day of each month for the previous six months. The U.S. Government Money Market and U.S. Government Select Money Market Funds’ Forms N-MFP are available electronically on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME AND MONEY MARKET FUNDS   400   NORTHERN FUNDS ANNUAL REPORT

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NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

©2023 Northern Funds

FIX & MMF ANR (5/23)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The registrant has not amended its Code of Ethics during the period covered by this report. The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. David R. Martin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees for the fiscal year ended March 31, 2023 were billed by the principal accountant related to the registrant. The principal accountant billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2023 and March 31, 2022, respectively, as follows:

	2023					2022
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$840,500		$0	$4,070,383	(3)	$779,000		$0	$3,731,660	(3)
(b) Audit-Related Fees	$166,870	(1)	$0	$0		$154,570	(1)	$0	$0
(c)Tax Fees	$144,525	(2)	$0	$2,212,418	(4)	$137,485	(2)	$0	$2,323,478	(4)
(d) All Other Fees	$0		$0	$3,137,125	(5)	$0		$0	$0

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and RIC tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(5)	Amounts relate to enterprise risk and remediation management related services provided to The Northern Trust Company.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by the principal accountant for the fiscal years ended March 31, 2023 and March 31, 2022, respectively, are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by the principal accountant other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006, as amended, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by the principal accountant for services rendered to the registrant and service affiliates for the last two fiscal years were $5,494,068 and $2,460,963 for 2023 and 2022, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on June 5, 2020 (Accession Number 0001193125-20-161887).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant during the reporting period.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 1, 2023

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 1, 2023